UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Leisure Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies: Common Shares, Class B Warrants
	2)	Aggregate number of securities to which transaction applies: 52,130,217
3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$10.40 per share with respect to 22,876,251 common shares; $0.19 per share with respect to 19,253,926 common shares; $0.89 per warrant with respect to 10,000,000 warrants

	4)	Proposed maximum aggregate value of transaction: $250,471,256.34
	5)	Total fee paid: $32,511.17

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid: $32,511.17
	2)	Form, Schedule or Registration Statement No.: Form F-4 (File No. 333-236205)
	3)	Filing Party: GTWY Holdings Limited
	4)	Date Filed: January 31, 2020

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED JANUARY 31, 2020

LEISURE ACQUISITION CORP.

250 West 57th Street, Suite 2223

New York, NY 10107

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                 , 2020

TO THE STOCKHOLDERS OF LEISURE ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Leisure Acquisition Corp. (“LACQ”), a Delaware corporation, will be held at          a.m. eastern time, on                 , 2020, at the offices of Proskauer Rose LLP, counsel to LACQ, at Eleven Times Square, New York, New York 10036. You are cordially invited to attend the special meeting, which will be held for the following purposes:

(1)

to consider and vote upon a proposal to approve the business combination described in this proxy statement/prospectus, including the Agreement and Plan of Merger, dated as of December 27, 2019 (the “Merger Agreement”), by and among LACQ, GTWY Holdings Limited, a Canadian corporation (“Holdings”) and the holding company for Gateway Casinos & Entertainment Limited (“GCEL”), and GTWY Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Holdings (“Merger Sub”), which, among other things, provides for Merger Sub to be merged with and into LACQ with LACQ being the surviving company and becoming a wholly owned subsidiary of Holdings (the “Merger”); and the other transactions contemplated by the Merger Agreement, including adoption of the amended and restated articles of incorporation of Holdings, (together with the Merger, the “Transactions”) and the related agreements described in this proxy statement/prospectus—we refer to this proposal as the “business combination proposal”; and

(2)

to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if LACQ is unable to consummate the business combination contemplated by the Merger Agreement—we refer to this proposal as the “adjournment proposal.”

These items of business are described in the attached proxy statement/prospectus, which we encourage you to read in its entirety before voting. Only holders of record of LACQ common stock (“LACQ Shares”) at the close of business on                 , 2020 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

After careful consideration, LACQ’s board of directors (the “LACQ Board”) has determined that the business combination proposal and the adjournment proposal are fair to and in the best interests of LACQ and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the business combination proposal and “FOR” the adjournment proposal, if presented.

Consummation of the Transactions is conditional on approval of the business combination proposal at the special meeting. The adjournment proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.

All LACQ stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of LACQ Shares, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank.

A complete list of LACQ stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the principal executive offices of LACQ for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

A. Lorne Weil
Executive Chairman

                , 2020

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS. TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE LACQ REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO LACQ’S TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT AND WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “SPECIAL MEETING OF LACQ STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

This proxy statement/prospectus is dated                 , 2020 and is first being mailed to LACQ stockholders, on or about                 , 2020.

The information in this proxy statement/prospectus is not complete and may be changed. We may not issue these securities until the registration statement filed with the Securities and Exchange Commissions is effective. This proxy statement/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED JANUARY 31, 2020

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF

LEISURE ACQUISITION CORP

PROSPECTUS FOR UP TO 42,130,217 SHARES

AND 10,000,000 WARRANTS

OF

GTWY HOLDINGS LIMITED

The board of directors of Leisure Acquisition Corp., a Delaware corporation (“LACQ”), has unanimously approved the Agreement and Plan of Merger, dated as of December 27, 2019 (the “Merger Agreement”), by and among LACQ, GTWY Holdings Limited, a Canadian corporation (“Holdings”) and the holding company for Gateway Casinos & Entertainment Limited (“GCEL”), and GTWY Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Holdings (“Merger Sub”), which, among other things, provides for Merger Sub to be merged with and into LACQ with LACQ being the surviving company and becoming a wholly owned subsidiary of Holdings (the “Merger”). In connection with the consummation of the Merger, (i) each issued and outstanding share of common stock of LACQ will be exchanged for the right to receive one share of common stock of Holdings, (ii) the outstanding public warrants of LACQ will be exchanged for warrants that entitle the holders to purchase shares of Holdings and (iii) the existing shareholders of Holdings will receive common stock and warrants of Holdings pursuant to a plan of arrangement. Accordingly, this proxy statement/prospectus covers an aggregate of 42,130,217 shares of Holdings and 10,000,000 warrants of Holdings issuable to the stockholders of LACQ and Holdings in connection with the Merger.

Proposals to approve the Merger Agreement and the other matters discussed in this proxy statement/prospectus will be presented at the special meeting of stockholders of LACQ scheduled to be held on                 , 2020.

LACQ’s units, common stock and warrants are currently listed on the Nasdaq Capital Market (the “Nasdaq”) under the symbols LACQU, LACQ and LACQW, respectively. In connection with the closing of the transactions contemplated by the Merger Agreement (the “Transactions”), Holdings intends to apply for listing of its shares and warrants on the NYSE and the NYSE American, respectively, under the symbols “GTWY” and “GTWY.WS”, respectively. It is a condition of the consummation of the Transactions that Holdings’ shares and warrants are approved for listing on the NYSE, but there can be no assurance such listing condition will be met. If such listing condition is not met, the Transactions will not be consummated unless the listing condition set forth in the Merger Agreement is waived by the parties thereto.

Each of LACQ and Holdings is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and has elected to comply with certain reduced public company reporting requirements.

This proxy statement/prospectus provides you with detailed information about the Transactions and other matters to be considered at the special meeting of LACQ’s stockholders. We encourage you to carefully read this entire document. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 23.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated                     , 2020, and is first being mailed to LACQ stockholders on or about                     , 2020.

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ABOUT THIS PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Holdings (File No. 333-236205), constitutes a prospectus of Holdings under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Holdings common shares to be issued to LACQ stockholders, as well as the warrants to acquire Holdings common shares to be issued to LACQ warrant holders and the Holdings common shares underlying such warrants, if the Transactions described below are consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended, (the “Exchange Act”), with respect to the special meeting of LACQ stockholders at which LACQ stockholders will be asked to consider and vote upon a proposal to approve the business combination by the approval and adoption of the Merger Agreement, among other matters.

Unless otherwise indicated or the context otherwise requires, all references in this proxy statement/prospectus to the terms “Gateway” and the “Company,” refer to GTWY Holdings Limited, together with its subsidiaries. All references to “Holdings” refer to GTWY Holdings Limited and none of its subsidiaries. All references in this proxy statement/prospectus to “GCEL” refer to “Gateway Casinos & Entertainment Limited,” Holdings predecessor company and which is now a wholly owned subsidiary of Holdings. All references in this proxy statement/prospectus to “LACQ” refer to “Leisure Acquisition Corp.”

INDUSTRY AND MARKET DATA

Unless otherwise indicated, information contained in this proxy statement/prospectus concerning Gateway’s industry and the regions in which it operates, including Gateway’s general expectations and market position, market opportunity, market share and other management estimates, is based on information obtained from various independent publicly available sources and reports provided to us (including reports from the British Columbia Lottery Corporation (the “BCLC”), the Alberta Gaming, Liquor and Cannabis Commission (the “AGLC”), the Alcohol and Gaming Commission of Ontario (the “AGCO”), Statistics Canada, the central statistical agency of the Province of British Columbia (“BC Stats”), the Conference Board of Canada (the “CBC”), the Canadian Gaming Association, Tourism British Columbia, Tourism Vancouver, Edmonton Tourism, Destination BC, the Ontario Lottery and Gaming Corporation (the “OLG”), Oxford Economics, Asia Pacific Foundation of Canada, Edmonton Economic Development Corporation, Alberta Culture and Tourism, the University of Las Vegas Center for Gaming Research (“UNLV”), and other industry publications, surveys and forecasts). Gateway has not independently verified the accuracy or completeness of any third-party information. Similarly, internal surveys, industry forecasts and market research, which Gateway believes to be reliable based upon its management’s knowledge of the industry, have not been independently verified. While Gateway believes that the market data, industry forecasts and similar information included in this proxy statement/prospectus are generally reliable, such information is inherently imprecise. In addition, assumptions and estimates of Gateway’s future performance and growth objectives and the future performance of its industry and the markets in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those discussed under the heading “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement/prospectus.

In Ontario, OLG is responsible for the conduct and management of the gaming operations on behalf of the government of Ontario pursuant to the Criminal Code of Canada, the Ontario Lottery and Gaming Corporation Act, 1999 and the Gaming Control Act (Ontario). OLG has not passed in any way upon the contents of this proxy statement and does not assume any responsibility therefor.

TRADEMARKS, TRADE NAMES AND SERVICE MARKS

Gateway and LACQ own or have rights to trademarks, trade names and service marks that they use in connection with the operation of their respective businesses. In addition, their names, logos and website names and addresses are their trademarks or service marks. Other trademarks, trade names and service marks appearing in this proxy statement/prospectus are the property of their respective owners. Neither Gateway nor LACQ intend their use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship by, any other company. Solely for convenience, in some cases, the trademarks, trade names and service marks referred to in this proxy statement/prospectus are listed without the applicable ®, ™ and SM symbols, but they will assert, to the fullest extent under applicable law, their rights to these trademarks, trade names and service marks.

FREQUENTLY USED TERMS

As used in this proxy statement/prospectus, “casino” means a gaming property with slot machines and/or table games and “CGC” means a community gaming center property in British Columbia with slot machines and/or bingo. References to the number of “slot machines” and revenue generated from “slot machines” in this proxy statement/prospectus include video lottery terminals, or VLTs, and electronic table games. References to the number of “table games” and revenue generated from “table games” in this proxy statement/prospectus include touch bet roulette and poker tables.

Additionally, as used in this prospectus, the following terms have the meanings set forth below:

•	“BOSA” means bingo operating and services agreement;

•	“Casino Win” means the aggregate revenue generated by Casinos and CGCs from all gaming products;

•	“CGC” means community gaming center property in British Columbia with slot machines and/or bingo;

•	“CGCOSA” means community gaming center operating and services agreement;

•	“CGU” means cash generating unit;

•	“COPE” means the Canadian Office and Professional Employees union;

•	“COSA” means casino operating and services agreement;

•	“founder shares” means shares of LACQ common stock initially purchased by LACQ’s initial stockholders in a private placement prior to the LACQ IPO;

•	“Gaming Authorities” means, collectively, the BCLC and the OLG;

•	“Gaming Regulators” means, collectively, the GPEB and the AGCO;

•	“GMS” means Gateway’s gaming management system;

•	“GPEB” means the British Columbia Gaming Policy and Enforcement Branch, or any successor or replacement thereof;

•	“GST” means Goods and Services Tax;

•	“HST” means Harmonized Sales Tax;

•	“initial stockholders” means the holders of LACQ’s founder shares immediately prior to the LACQ IPO;

•	“MCOSA” means multiple casino operating and services agreement;

•	“Net Win” means the aggregate of Slot Win and the Table Win less free play and loyalty points redeemed;

•

“Poker Rake” means the commission we earn from poker tables and is calculated as a fixed percentage of the amount wagered by our customers, up to a predetermined maximum amount, on every hand of poker played;

•	“Slot Coin-in” means the aggregate amount of money customers have wagered on slots and other electronic gaming machines;

•	“Slot Win” means the amount of Slot Coin-in retained and recorded as casino revenue;

•	“Slot Win %” means the ratio of Slot Win divided by Slot Coin-in;

•

“Table Drop” means the aggregate amount of money customers deposit to purchase casino chips to wager on table games, and is commonly computed as the aggregate amount of money and promotional coupons counted in the table games’ drop boxes. Generally, the Table Drop is an indicator of our

v

gaming business; however, over the short-term, the Table Drop is subject to shifts in customer behavior around buying, retaining and cashing-in of casino chips;

•	“Table Win” means the amount of Table Drop retained and recorded as casino revenue;

•

“Table Win %” means the ratio of the Table Win divided by the Table Drop, which fluctuates with the statistical variations or volatility inherent in casino games, as well as with changes in customer behavior around buying, retaining and cashing-in of casino chips;

•	“VGT” means a video gaming terminal; and

•	“VLT” means a video lottery terminal.

PRESENTATION OF FINANCIAL MATTERS AND OTHER INFORMATION

GATEWAY

International Financial Reporting Standards

This proxy statement/prospectus includes Gateway’s audited annual consolidated financial statements or the Financial Statements. Gateway’s audited consolidated financial statements for the years ended December 31, 2018 and 2017 were prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”), the independent, private-sector body that develops and approves IFRS. None of Gateway’s financial statements were prepared in accordance with generally accepted accounting principles in the United States.

Unless indicated otherwise, Gateway’s financial information in this proxy statement/prospectus has been prepared on a basis consistent with IFRS as issued by the IASB. In making an investment decision, investors must rely on their own examination of Gateway’s results and consult with their own professional advisors.

Historical Financial Data Provided for the Ontario Properties

The audited historical financial information and results of the properties in the Southwest Gaming Bundle and North Gaming Bundle properties for their fiscal year ended March 31, 2017 and the audited historical financial information and results of the properties in the Central Gaming Bundle for their fiscal years ended March 31, 2018 and 2017 are included in this proxy statement/prospectus and were prepared or provided by the OLG and consist solely of audited combined schedules of revenue and direct expenses. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—The historical financial information for the Ontario properties prior to our acquisition thereof was prepared or provided by the OLG and consists of audited combined schedules of revenue and direct expenses only and does not represent complete financial statements; care should be taken when relying upon such information.” In addition, the unaudited interim financial data for the Central Ontario properties for the period of January 1, 2018 to July 17, 2018 are included in this proxy statement/prospectus under the heading “Unaudited Pro Forma Condensed Combined Financial Information.” Such unaudited interim financial data is based on unaudited site financial information prepared or provided by the OLG for the period of January 1, 2018 to July 17, 2018 and does not include certain information and adjustments necessary to conform with IFRS as issued by the IASB. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—The pro forma financial information included in this proxy statement/prospectus is presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the consummation of the Transactions.”

Discontinued Operations

As at September 30, 2019, Gateway made a formal decision to sell its operations in the Edmonton region, comprising Grand Villa Casino Edmonton, Starlight Casino Edmonton, and the regional corporate office in Edmonton (together, the “Edmonton Region”). As a result of these plans, the Edmonton Region has been presented as discontinued operations on a retroactive basis. The term “discontinued operations” is used to distinguish results related to the Edmonton Region operations. The term “continuing operations” is used to distinguish results that have excluded discontinued operations. See also Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us,” “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Discontinued Operations,” “Business—Discontinued Operations” and Gateway’s consolidated financial statements (including the notes thereto). Except as otherwise indicated, financial, non-IFRS financial measures, operating and other data presented in this proxy statement/prospectus excludes discontinued operations.

Non-IFRS Financial Measures

This proxy statement/prospectus refers to certain non-IFRS financial measures including financial measures commonly used by financial analysts in evaluating the financial performance of companies, including companies in the gaming industry. These measures are not recognized measures under IFRS and do not have a standardized meaning prescribed by IFRS and are therefore unlikely to be comparable to similar measures presented by other companies. Rather, these measures are provided as additional information to complement those IFRS measures by providing further understanding of Gateway’s results of operations from management’s perspective. Accordingly, these measures should not be considered in isolation nor as a substitute for analysis of Gateway’s financial information reported under IFRS.

Gateway uses non-IFRS financial measures including “Adjusted EBITDA,” “Adjusted EBITDA Margin,” “Adjusted Property EBITDA,” “Adjusted Property EBITDA Margin,” “EBITDA,” “Free Cash Flow” and “Free Cash Flow Conversion” (collectively, the “Non-IFRS Financial Measures”). For purposes of this proxy statement/prospectus, these terms are defined as follows:

•

“Adjusted EBITDA” means EBITDA plus (i) share-based compensation, (ii) change in fair value of embedded derivative, (iii) change in fair value of cross currency interest rate swaps, (iv) loss on debt extinguishment, (v) loss on debt modification, (vi) foreign exchange (gain) loss, (vii) loss (gain) on sale of property and equipment, (viii) non-cash deferred rent, (ix) tax adjustment for prior periods, (x) business acquisition, transaction, site pre-opening, restructuring and other, and (xi) writedown of non-financial assets.

•	“Adjusted EBITDA Margin” means the ratio of Adjusted EBITDA to total revenue.

•	“Adjusted Property EBITDA” means the Adjusted EBITDA for each reporting segment or property, as applicable, excluding corporate costs.

•	“Adjusted Property EBITDA Margin” means the ratio of Adjusted Property EBITDA for a reporting segment to total revenue of the reporting segment.

•

“EBITDA” means, unless otherwise noted or the context otherwise indicates, (loss) income and comprehensive (loss) income for the period plus (i) depreciation of property and equipment and right-of-use assets, (ii) amortization of intangible assets, (iii) interest expense, net (iv) income tax expense, less (v) recovery of income taxes.

•

“Free Cash Flow” means Adjusted EBITDA less maintenance capital expenditures, interest expense pertaining to long term debt, amortization of deferred transaction costs and premium on long term debt, current taxes paid and mandatory debt principal repayments.

•	“Free Cash Flow Conversion” means Free Cash Flow divided by Adjusted EBITDA.

•	“Property Operating Expense” means human resources, operating, marketing and promotion, occupancy and cost of food & beverage service expenses.

Except as otherwise stated herein, each such non-IFRS financial measure excludes amounts attributable to discontinued operations.

Gateway adopted IFRS 16 on January 1, 2019 using the modified retrospective approach and 2018 and 2017 reported figures have not been restated. See “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—New Accounting Standards Applied This Period.” Gateway uses “Adjusted EBITDA (excluding the impact of IFRS 16)” and “Adjusted Property EBITDA (excluding the impact of IFRS 16)”, which deducts cash rent paid, to provide readers with a measure that is comparable to 2018 and 2017 results.

These Non-IFRS Financial Measures are used to provide management and investors with supplemental measures of Gateway’s operating performance and thus highlight trends in its core business that may not otherwise be apparent when relying solely on IFRS measures. Certain of the above Non-IFRS Financial Measures also remove the impact of certain non-routine, non-recurring, and/or non-cash items to enable management, investors and analysts to gain a clearer understanding of the measures underlying Gateway’s financial performance and help to provide a more complete understanding of factors and trends impacting Gateway’s business. Gateway also believes that securities analysts, investors and other interested parties frequently use these Non-IFRS Financial Measures in the evaluation of issuers similar to Gateway. In particular, EBITDA, Adjusted EBITDA, Adjusted EBITDA (excluding the impact of IFRS 16), Adjusted Property EBITDA, Adjusted Property EBITDA (excluding the impact of IFRS 16) and Adjusted EBITDA Margin are non-IFRS financial measures commonly used by financial analysts in evaluating the financial performance of companies, including companies in the gaming industry. Gateway believes Free Cash Flow and Free Cash Flow Conversion are non-IFRS financial measures that are meaningful to investors as they are useful measures of performance and Gateway uses these measures as an indication of the strength of Gateway’s business model and its ability to generate cash. Gateway’s management also uses these Non-IFRS Financial Measures in order to facilitate operating performance comparisons on a consistent basis from period to period, to provide a more complete understanding of factors and trends affecting its business, to prepare annual operating budgets and forecasts and to determine components of management compensation. As there is no generally accepted method of calculating the Non-IFRS Financial Measures, the Non-IFRS Financial Measures as used herein are not necessarily comparable to similarly titled measures of other companies. The items excluded from EBITDA are significant in assessing Gateway’s operating results and liquidity. The Non-IFRS Financial Measures have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income, cash flow from operations or other data prepared in accordance with IFRS. Therefore, readers are cautioned that the Non-IFRS Financial Measures do not have a standardized meaning and should not be used in isolation or as a substitute for net (loss) income, cash flows from operating activities or other income or cash flow statement data prepared in accordance with IFRS.

For a presentation and reconciliation of the foregoing Non-IFRS Financial Measures to their most directly comparable measures under IFRS, see “Selected Summary Historical Financial Information of Gateway.”

LACQ

This proxy statement/prospectus includes LACQ’s audited annual financial statements. LACQ’s audited financial statements for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017 were prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”). Unless otherwise indicated, LACQ’s financial information in this proxy statement/prospectus has been prepared on a basis consistent with US GAAP. In making an investment decision, investors must rely on their own examination of LACQ’s results and consult with their own professional advisors.

BASIS OF PRESENTATION

Gateway publishes its consolidated financial statements in Canadian dollars. LACQ publishes its financial statements in US dollars. In this proxy statement/prospectus, unless otherwise specified, all monetary amounts are in Canadian dollars, all references to “$” and “C$” mean Canadian dollars and all references to “US$,” “USD” and “dollars” mean US dollars.

This proxy statement/prospectus includes Gateway’s historical audited consolidated financial statements as of and for the years ended December 31, 2018 and 2017, presented in Canadian dollars and prepared in accordance with IFRS as issued by the IASB. Prior to the completion of a reorganization of GCEL on May 3, 2019, pursuant to which the GCEL shareholders transferred their GCEL common shares to Holdings in exchange for common shares of Holdings, on the basis of one Holdings common share for each GCEL common share, Holdings had no material operating, investing or financing activities. Accordingly, the consolidated balance sheet and results of operations of GCEL are substantially identical for the periods for which financial information of Holdings and its subsidiaries are presented in this prospectus. This prospectus includes Gateway’s unaudited condensed consolidated interim financial statements for the nine months ended September 30, 2019 and 2018 presented in Canadian dollars and prepared in accordance with International Accounting Standards (“IAS”) IAS 34, Interim Financial Reporting. None of the Gateway financial statements were prepared in accordance with generally accepted accounting principles in the United States. As a result of the acquisition of the Central Bundle from the OLG in 2018, and the acquisitions of the North and Southwest Bundles in 2017, financial results for the year ended December 31, 2018 are not entirely comparable to the year ended December 31, 2017. In addition, Gateway’s financial results for the nine months ended September 30, 2019 are not entirely comparable to the nine months ended September 30, 2018.

Gateway and LACQ have made rounding adjustments to some of the figures included in this proxy statement/prospectus. Accordingly, numerical figures shown as totals in some tables may not be an arithmetic aggregation of the figures that preceded them.

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CURRENCY AND EXCHANGE RATE INFORMATION

The following table sets forth, for each period indicated, the period-end and the high and low exchange rate for US dollars expressed in Canadian dollars, and the average exchange rate for the periods indicated. These rates are based on the noon buying rate certified for custom purposes by the US Federal Reserve Bank of New York set forth in the H.10 statistical release of the Federal Reserve Board. These rates are provided solely for your convenience and are not necessarily the exchange rates that Gateway and LACQ used in this proxy statement/prospectus or will use in the preparation of any other reports or information to be provided to you. Neither Gateway nor LACQ make any representation that any Canadian dollar or US dollar amounts referred to in this proxy statement/prospectus could have been or could be converted into US dollars or Canadian dollars, as the case may be, at any particular rate or at all. Gateway maintains its books and records and has presented its results of operations in Canadian dollars. LACQ maintains its books and records and has presented its results of operations in US dollars.

On                  , 20    , the noon buying rate was US$1.00 = C$        .

	Period End	Period Average	Low	High
	(C$ per US$)
Year Ended December 31:
2013	1.0637	1.0300	0.9839	1.0697
2014	1.1601	1.1043	1.0634	1.1644
2015	1.3839	1.2791	1.1725	1.3970
2016	1.3426	1.3243	1.2544	1.4592
2017	1.2517	1.2984	1.2131	1.3745
2018	1.3644	1.3436	1.3190	1.3650
2019	1.2962	1.3269	1.2962	1.3591

SUMMARY OF THE MATERIAL TERMS OF THE TRANSACTIONS

The parties to the Merger Agreement are Holdings, LACQ and Merger Sub. Pursuant to the Merger Agreement, Merger Sub will be merged with and into LACQ with LACQ being the surviving company in the Merger. See “The Merger Agreement.”

Holdings is the direct parent of GCEL. GCEL is one of the largest and most diversified gaming and entertainment companies in Canada with 25 gaming properties in British Columbia and Ontario. As at September 30, 2019, across its entire portfolio (excluding discontinued operations), GCEL currently employs over 7,500 people and features approximately 365 table games (including 40 poker tables), 12,815 slots, 72 food and beverage outlets and 561 hotel rooms. A multi-pronged growth strategy has seen GCEL diversify and expand its product offering, including developing proprietary casino and restaurant brands, dramatically improving the gaming customer experience while attracting new customers. Some of GCEL’s proprietary brands include Match Eatery & Public House, Atlas Steak + Fish and the new Halley’s Club. In 2017, GCEL celebrated 25 years in the business of gaming and entertainment in Canada. Two additional gaming properties in Edmonton, Alberta are being held for sale by GCEL and are presented in this proxy/prospectus as discontinued operations.

Pursuant to the Merger Agreement, stockholders of Holdings will receive an aggregate amount of cash equal to the Company Pre-Closing Distribution Amount (as defined in the Merger Agreement). In addition, immediately prior to the exchange of the LACQ shares (as defined below) for common shares of Holdings (“Holdings Shares”), the Holdings Shares held by the Holdings Owners will be consolidated so that the number of issued and outstanding Holdings Shares immediately after the consolidation will be based on a reference price of US$10.00 per share. See “The Business Combination Proposal—General—Consideration to the stockholders of Holdings.”

Upon the closing of the Transactions (the “Closing”), each outstanding share of common stock of LACQ (“LACQ Shares”) will be exchanged for the right to receive one Holdings Share and the outstanding warrants of LACQ (“LACQ Warrants”) will be exchanged for warrants that entitle the holders to purchase Holdings Shares. Accordingly, at the Closing, the current stockholders of Holdings would hold approximately 43% of the issued and outstanding Holdings Shares and current stockholders of LACQ would hold approximately 57% of the issued and outstanding Holdings Shares (assuming no holder of LACQ Shares exercises redemption rights as described in this proxy statement/prospectus, and based on current estimates of transaction expenses), including Holdings Shares acquired pursuant to the Strategic Investor Subscription Agreement and excluding the impact of (i) the warrants to purchase Holdings Shares (the “Holdings Warrants”) and (ii) 1,280,835 compensatory options issued to GCEL’s management. See “The Business Combination Proposal—General—Pro Forma Ownership of Holdings and LACQ Holders.”

LACQ’s initial stockholders, including Hydra Management, LLC, a Delaware limited liability company, an affiliate of A. Lorne Weil (the “Hydra sponsor”), Matthews Lane Capital Partners LLC, a Delaware limited liability company and an affiliate of Daniel B. Silvers (the “Matthews Lane sponsor” and together with the Hydra sponsor, the “Sponsors”) and HG Vora Capital Management LLC on behalf of one or more funds or accounts managed by it (the “Strategic Investor”), LACQ and Holdings have entered into the Transaction Support Agreement pursuant to which they have agreed to comply with certain provisions of the Merger Agreement as if such persons were original signatories to the Merger Agreement, as well as the covenants set forth in the Transaction Support Agreement, including voting all LACQ Shares beneficially owned by such persons in favor of the Transactions. The Transaction Support Agreement provides that an aggregate of 1,000,000 LACQ Shares held by certain initial stockholders will be forfeited, subject to the Closing of the Transactions. The Transaction Support Agreement also provides that (i) the LACQ Shares and LACQ Warrants held by the initial stockholders, including the Sponsors and the Strategic Investor (excluding LACQ Shares acquired by the Strategic Investor in the initial public offering of LACQ (the “LACQ IPO”), will be subject to certain transfer restrictions until the earlier of the consummation of the Transactions and the termination of the Merger Agreement in accordance with its terms, and (ii) Holdings would make certain advances to A. Lorne Weil and Daniel B. Silvers in the event that either person is subject to current U.S. federal income tax liability as a result of the Merger failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. See “The Business Combination Proposal—Interests of LACQ’s Insiders and Initial Stockholders.”

The Merger Agreement provides that (i) Holdings may terminate the Merger Agreement if the Transactions are not consummated on or before the later of (a) June 1, 2020, and (b) if audited financial statements for the year ended December 31, 2019 are required to be included in this proxy statement/prospectus under the rules and regulations of the SEC, the date that is 45 days after Holdings’ delivery of such audited financial statements to LACQ, and the delay in closing beyond such date is not due to the breach of the Merger Agreement by Holdings (the “Company Outside Date Termination Right”) or (ii) LACQ may terminate the Merger Agreement if the Transactions are not consummated by July 15, 2020, in each case provided that the delay in closing beyond such date is not primarily due to the willful breach of the Merger Agreement by the terminating party. Additionally, the Merger Agreement may be terminated by either LACQ or Holdings, among other reasons, upon a material breach of the other party if not cured within 30 days of delivery to such party of a notice of such breach. Holdings and LACQ are each required to pay the other a termination fee in the event the Merger Agreement is terminated under certain circumstances. See “The Merger Agreement—Conditions to Closing of the Transactions.”

In addition to voting on the Transactions, the stockholders of LACQ will also vote on whether to adjourn the special meeting to a later date, if necessary. See “The Adjournment Proposal.”

The parties expect that upon consummation of the Transactions, the board of directors of Holdings (the “Holdings Board”) will consist of nine directors. Upon completion of the Transactions, the executive officers of Holdings will include Tony Santo (President and Chief Executive Officer), as well as those persons described under “Information about Executive Officers, Directors and Nominees.” In addition, Marc J. Falcone is expected to be appointed President and Chief Executive Officer of Holdings shortly following closing of the Transactions, upon the retirement of Mr. Santo. Mr. Santo currently holds the same positions with Gateway. See “Information about Executive Officers, Directors and Nominees.”

Pursuant to the Registration Rights Agreement, The Catalyst Capital Group (“Catalyst”), the Strategic Investor and the Sponsors will be granted certain rights to have registered, in certain circumstances, for resale under the Securities Act the Holdings Shares received by them in the Transactions and the warrants of Holdings (“Holdings Warrants”), and shares underlying such Warrants, held by them following the consummation of the Transactions, subject to certain conditions set forth therein. See “The Business Combination Proposal—Related Agreements—Registration Rights Agreement.” Pursuant to the Shareholders’ Agreement, Catalyst (and certain of its affiliated investment funds), certain Sponsor parties affiliated with A. Lorne Weil and certain Sponsor parties affiliated with Daniel B. Silvers will be granted certain rights to nominate members of the Holdings Board following the closing of the Transactions, subject to certain conditions set forth therein. See “The Business Combination Proposal—Related Agreements—Shareholders’ Agreement and Strategic Investor Side Letter.”

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The questions and answers below highlight only selected information from this proxy statement/prospectus and only briefly address some commonly asked questions about the special meeting and the proposals to be presented at the special meeting, including with respect to the proposed business combination. The following questions and answers do not include all the information that is important to LACQ stockholders. Stockholders are urged to read carefully this entire proxy statement/prospectus, including the Annexes and the other documents referred to herein, to fully understand the proposed business combination and the voting procedures for the special meeting.

Q.	Why am I receiving this proxy statement/prospectus?

A.

LACQ and Holdings have agreed to a business combination under the terms of the Merger Agreement that is described in this proxy statement/prospectus. A copy of the Merger Agreement is attached to this proxy statement/prospectus as Annex A and LACQ encourages its stockholders to read it in its entirety. LACQ’s stockholders are being asked to consider and vote upon a proposal to approve the Merger Agreement, which, among other things, provides for Merger Sub to be merged with and into LACQ with LACQ being the surviving corporation in the Merger and becoming a wholly owned subsidiary of Holdings, and the other Transactions contemplated by the Merger Agreement. See “The Business Combination Proposal.”

Q.	Are there any other matters being presented to stockholders at the meeting?

A.

In addition to voting on the business combination, the stockholders of LACQ will vote on whether to adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if LACQ would not have been able to consummate the business combination. See “The Adjournment Proposal.”

LACQ will hold the special meeting of its stockholders to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed business combination and the other matters to be acted upon at the special meeting. Stockholders should read it carefully. Consummation of the Transactions is conditional on approval of the business combination proposal at the special meeting.

The vote of LACQ stockholders is important. LACQ Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q.	Why is LACQ proposing the business combination?

A.	LACQ was organized to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities.

On December 5, 2017, LACQ completed its initial public offering of units (“LACQ Units”), with each unit consisting of one share of its common stock and one-half of one warrant, each whole warrant to purchase one share of common stock at a price of US$11.50, raising total gross proceeds of approximately US$200,000,000. Since the LACQ IPO, LACQ’s activity has been limited to the evaluation of business combination candidates.

Gateway is one of the largest and most diversified gaming and entertainment companies in Canada. With 25 properties across British Columbia and Ontario—up from 10 in 2015—Gateway has significantly expanded its footprint, while diversifying and expanding its product offering to include well-known proprietary casino and restaurant brands. Gateway has demonstrated a track record of successfully operating, developing and acquiring gaming properties and contributing to the communities in which it operates.

Based on its due diligence investigations of Gateway and the industry in which it operates, including the financial and other information provided by Gateway in the course of their negotiations in connection with the Merger Agreement, LACQ believes that the Transactions will provide Gateway with a foundation for a very promising future as a leading, diversified gaming and entertainment platform throughout North America. As a result, LACQ believes that a business combination with Gateway will provide LACQ stockholders with an opportunity to participate in the ownership of a company with a solid foundation for ongoing growth. See “The Business Combination Proposal—LACQ’s Board of Directors’ Reasons for Approval of the Transactions.”

Q.	Did the LACQ Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination?

A.

LACQ’s board of directors (the “LACQ Board”) did not obtain a third-party valuation or fairness opinion in connection with their determination to approve the business combination with Gateway. LACQ’s officers and directors each have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and backgrounds, together with the relevant experience and sector expertise of LACQ’s financial advisors, enabled them to make the necessary analyses and determinations regarding the business combination with Gateway. In addition, LACQ’s officers and directors and LACQ’s advisors each have substantial experience with mergers and acquisitions. Accordingly, investors will be relying solely on the judgment of each of the LACQ Board in valuing the Company’s business.

Q.	Do I have redemption rights?

A.

If you are a holder of public shares, you have the right to demand that LACQ redeem such shares for a pro rata portion of the cash held in LACQ’s trust account (the “Trust Account”), whether or not you vote your public shares for or against the business combination proposal or do not vote your public shares. LACQ sometimes refers to these rights to demand redemption of the public shares as “redemption rights.”

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his/her or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption with respect to more than 20% of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed.

Under LACQ’s amended and restated certificate of incorporation, as amended, the business combination may be consummated only if LACQ has at least US$5,000,001 of net tangible assets after giving effect to the redemption rights of all holders of public shares that properly demand redemption of their shares for cash. However, Holdings and Merger Sub are not required to consummate the Transactions if immediately prior to the consummation of the Transactions, the amounts of cash in the Trust Account, following the exercise of any applicable redemptions rights by LACQ shareholders, is less than the greater of (i) US$15,000,000 and (ii) LACQ’s transaction expenses.

Q.	How do I exercise my redemption rights?

A.

If you are a holder of public shares and wish to exercise your redemption rights, you must demand that LACQ redeem your shares into cash no later than the second business day preceding the vote on the business combination proposal by delivering your stock to LACQ’s transfer agent physically or electronically using Depository Trust Company’s DWAC (Deposit and Withdrawal at Custodian) system prior to the vote at the special meeting. Any holder of public shares will be entitled to demand that such holder’s shares be redeemed for a full pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was approximately US$        , or US$        per share, as of                 , 2020, the record date). Such amount, less any owed but unpaid taxes on the funds in the Trust Account, will be paid promptly upon consummation of the business combination. However, under Delaware law, the proceeds held in the

Trust Account could be subject to claims which could take priority over those of LACQ’s public stockholders exercising redemption rights, regardless of whether such holders vote for or against the business combination proposal. Therefore, the per-share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims.

Any request for redemption, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the business combination proposal at the special meeting. If you deliver your shares for redemption to LACQ’s transfer agent and later decide prior to the special meeting not to elect redemption, you may request that LACQ’s transfer agent return the shares (physically or electronically). You may make such request by contacting LACQ’s transfer agent at the address listed at the end of this section.

Any corrected or changed proxy card or written demand of redemption rights must be received by LACQ’s transfer agent prior to the vote taken on the business combination proposal at the special meeting. No demand for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the transfer agent prior to the vote at the special meeting.

If demand is properly made as described above, then, if the business combination is consummated, LACQ will redeem these shares for a pro rata portion of funds deposited in the Trust Account. If you exercise your redemption rights, then you will be exchanging your LACQ Shares for cash and will not be entitled to shares of Holdings upon consummation of the Transactions.

If you are a holder of public shares and you exercise your redemption rights, it will not result in the loss of any LACQ Public Warrants that you may hold. Your whole warrants will become exercisable to purchase one Holdings Share in lieu of one LACQ Share for a purchase price of US$11.50 upon consummation of the business combination.

Q.	Do I have appraisal rights if I object to the proposed business combination?

A.

No. Neither LACQ stockholders nor its unit or warrant holders have appraisal rights in connection with the business combination under the Delaware General Corporation Law (the “DGCL”). See “Special Meeting of LACQ Stockholders—Appraisal Rights.”

Q.	What happens to the funds deposited in the Trust Account after consummation of the business combination?

A.

The net proceeds of the LACQ IPO together with the amount raised from the private sale of warrants simultaneously with the consummation of the LACQ IPO, for a total of US$200,000,000, was placed in the Trust Account immediately following the LACQ IPO. In connection with the 2019 Extension Special Meeting (as defined herein), a total of 1,123,749 public shares were redeemed for cash from the Trust Account, for an aggregate redemption amount of approximately US$11.6 million. As of the date of this proxy/prospectus, additional Contributions (as defined herein) totaling approximately US$        million have been deposited into the Trust Account. In connection with the consummation of the business combination, the funds in the Trust Account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the business combination (including aggregate fees of up to US$7,000,000 as deferred underwriting commissions), to repay all or a portion of Holdings’ existing holding company loan (the “Holdings Term Loan”) under the Holdings Credit Agreement (as defined herein) which had an estimated outstanding balance of approximately US$153.5 million (equivalent to approximately C$199.4 million as of December 31, 2019) as of December 31, 2019) and to the extent of available funds (i) to fund any cash consideration to existing stockholders of Holdings and (ii) for general corporate purposes of the combined company.

Q.	What happens if a substantial number of public stockholders vote in favor of the business combination proposal and exercise their redemption rights?

A.

LACQ’s public stockholders may vote in favor of the business combination and still exercise their redemption rights. Accordingly, the business combination may be consummated even though the funds available from the Trust Account and the number of public stockholders are substantially reduced as a result of redemptions by public stockholders. However, Holdings and Merger Sub are not required to consummate the Transactions if immediately prior to the consummation of the Transactions, the amount of cash in the Trust Account, following the exercise of any applicable redemptions rights by LACQ shareholders, is less than the greater of (i) US$15,000,000 and (ii) LACQ’s transaction expenses. Also, to the extent that there are fewer public shares and public stockholders, the trading market for the Holdings Shares may be less liquid than the market was prior to the Transactions and Holdings may not be able to meet the listing standards of a national securities exchange. In addition, to the extent of any redemptions, fewer funds from the Trust Account would be available to Holdings to be used in its business and Holdings would not be able to achieve the same level of reduction in its outstanding indebtedness.

Q.	What happens if the business combination is not consummated?

A.

If LACQ does not complete the business combination with Gateway for whatever reason, LACQ may search for another target business with which to complete a business combination. If LACQ does not complete the business combination with Gateway or another target business by April 5, 2020 (or a later date to the extent of a subsequent extension approved by shareholders) (the “completion window”), LACQ must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then held in the Trust Account divided by the number of outstanding public shares. The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors) have no redemption rights in the event a business combination is not effected in the required time period, and, accordingly, their founder shares would be worthless. Additionally, in the event of such liquidation, there would be no distribution with respect to the outstanding LACQ Warrants. Accordingly, the warrants would expire worthless.

Q.	How do the Sponsors and the Strategic Investor intend to vote on the proposals?

A.

LACQ’s initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) own of record and are entitled to vote an aggregate of approximately 25% of the outstanding LACQ Shares. Such parties have agreed to vote any founder shares and any public shares held by them as of the record date, in favor of the business combination.

Q.	When do you expect the business combination to be completed?

A.

It is currently anticipated that the business combination will be consummated promptly following the LACQ special meeting which is set for                 , 2020; however, such meeting could be adjourned, as described above. The closing of the Transactions is also subject to required regulatory approvals, contractual approvals from Crown agencies, including, but not limited to approvals from the Ontario Lottery and Gaming Corporation (“OLG), approval of the Holdings shareholders and other customary closing conditions. For a description of the conditions to the completion of the business combination, see “The Merger Agreement—Conditions to the Closing of the Transactions.”

Q.	What do I need to do now?

A.

LACQ urges you to read carefully and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the business combination will affect you as a stockholder of LACQ. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q.	How do I vote?

A.

If you are a holder of record of LACQ Shares on the record date, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.	May I change my vote after I have mailed my signed proxy card?

A.

Yes. Stockholders may send a later-dated, signed proxy card to LACQ’s transfer agent at the address set forth at the end of this section so that it is received prior to the vote at the special meeting or attend the special meeting in person and vote. Stockholders also may revoke their proxy by sending a notice of revocation to LACQ’s transfer agent, which must be received prior to the vote at the special meeting.

Q.	What happens if I fail to take any action with respect to the special meeting?

A.

If you fail to take any action with respect to the special meeting, do not exercise your redemption rights and the business combination is approved by stockholders and consummated, your LACQ Shares will be exchanged for Holdings Shares and/or your warrants will entitle you to purchase Holdings Shares rather than LACQ Shares. If you fail to take any action with respect to the special meeting and the business combination is not approved, you will continue to be a stockholder and/or warrant holder of LACQ.

Q.	What should I do with my stock and/or warrants certificates?

A.

Those stockholders who do not elect to have their LACQ Shares redeemed for the pro rata share of the Trust Account should not submit their stock certificates now. After the consummation of the business combination, Holdings will send instructions to LACQ stockholders regarding the exchange of their LACQ Shares for Holdings Shares. LACQ stockholders who exercise their redemption rights must deliver their stock certificates to LACQ’s transfer agent (either physically or electronically) prior to the vote at the special meeting as described above.

Upon consummation of the Transactions, the LACQ Public Warrants, by their terms, will entitle holders to purchase shares of Holdings. Therefore, warrant holders need not deliver their warrants to LACQ or Holdings at that time.

Q.	What should I do if I receive more than one set of voting materials?

A.

Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your LACQ Shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your LACQ Shares.

Q.	Who can help answer my questions?

A.	If you have questions about the Transactions or if you need additional copies of the proxy statement/prospectus or the enclosed proxy card you should contact:

Leisure Acquisition Corp.

250 West 57th Street

Suite 2223

New York, New York 10107

Attention: George Peng, Chief Financial Officer

Tel: (646) 565-6940

or:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Tel: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: LACQ.info@investor.morrowsodali.com

You may also obtain additional information about LACQ from documents filed with the SEC by following the instructions in “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek redemption of your public shares, you will need to deliver your stock (either physically or electronically) to LACQ’s transfer agent at the address below prior to the vote at the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Tel: (212) 509-4000

Email: mzimkind@continentialstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the special meeting, including the business combination, you should read this entire document carefully, including the Merger Agreement attached as Annex A to this proxy statement/prospectus. The Merger Agreement is the legal document that governs the Transactions that will be undertaken in connection with the business combination. It is also described in detail in this proxy statement/prospectus in the section entitled “The Merger Agreement.”

The Parties

LACQ

LACQ is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. LACQ was incorporated under the laws of Delaware on September 11, 2017.

On December 5, 2017, LACQ closed its initial public offering of 20,000,000 units, with each unit consisting of one share of its common stock and one-half of one warrant, each whole warrant to purchase one share of its common stock at a purchase price of US$11.50 commencing upon the later of (i) 30 days after LACQ’s completion of a business combination and (ii) December 5, 2020 (collectively, the “LACQ Public Warrants”). The units from the LACQ IPO were sold at an offering price of US$10.00 per unit, generating total gross proceeds of US$200,000,000. Simultaneously with the consummation of the LACQ IPO, LACQ consummated the private sale of 6,825,000 warrants at US$1.00 per warrant for an aggregate purchase price of US$6,825,000 (the “LACQ Private Placement Warrants”). A total of  US$200,000,000, was deposited into the Trust Account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The LACQ IPO was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-221330) that became effective on December 1, 2017. In connection with 2019 Extension Special Meeting, a total of 1,123,749 public shares were redeemed for cash from the Trust Account, for an aggregate redemption amount of approximately US$11.6 million. As of the record date, additional Contributions totaling approximately US$        million have been deposited into the Trust Account. As of the record date, there was approximately US$        held in the Trust Account.

LACQ’s units, common stock and warrants are currently listed on the Nasdaq under the symbols LACQU, LACQ and LACQW, respectively.

The mailing address of LACQ’s principal executive office is 250 West 57th Street, Suite 2223, New York, New York 10107. Its telephone number is (646) 565-6940. After the consummation of the business combination, its principal executive office will be that of the Company.

GTWY Holdings Limited

Holdings is a holding company and the direct parent of GCEL. Holdings was incorporated under the laws of Canada as a federal corporation on April 18, 2019.

Holdings’ principal executive office is located at 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3 and its registered office is located at 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6C 2X8.

Merger Sub

Merger Sub is a wholly owned subsidiary of Holdings formed solely for the purpose of effectuating the Merger described herein. Merger Sub was incorporated under the laws of Delaware as a corporation on December 4, 2019. Merger Sub owns no material assets and does not operate any business.

The mailing address of Merger Sub’s principal executive office is 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3 and its telephone number is +1 (604) 412-0166. After the consummation of the business combination, Merger Sub will cease to exist as a separate legal entity.

Gateway Casinos & Entertainment Limited

GCEL is one of the largest and most diversified gaming and entertainment companies in Canada. With 25 properties across British Columbia and Ontario—up from 10 in 2015—GCEL has significantly expanded its footprint, while diversifying and expanding its product offering to include well-known proprietary casino and restaurant brands.

GCEL is a wholly owned subsidiary of Holdings. GCEL’s predecessor, Gateway Casinos & Entertainment Inc. (“Old Gateway”), was formed on November 16, 2007 in connection with an acquisition by Macquarie Group Limited and Publishing and Broadcasting Limited (now known as Consolidated Media Holdings Limited) through New World Gaming Partners Ltd., of all of the outstanding units and convertible debentures of Gateway Casinos Income Fund, substantially all of the assets of Gateway Casinos Inc. and all of the outstanding shares of Star of Fortune Gaming Management (B.C.) Corp.

On May 18, 2010, GCEL was incorporated under the Canada Business Corporations Act (the “CBCA”), (initially as 7555237 Canada Ltd., which was changed to “Gateway Casinos & Entertainment Limited” on July 6, 2010) in connection with the restructuring of Old Gateway by an ad hoc group of lenders (led by Catalyst) pursuant to a plan of arrangement under the CBCA that became effective on September 16, 2010. Under the plan of arrangement, GCEL acquired substantially all of the assets and business of Old Gateway.

On May 3, 2019, GCEL completed a corporate reorganization pursuant to which 100% of GCEL’s shareholders transferred all of the issued and outstanding shares in the capital stock of GCEL to Holdings. The 2019 reorganization was completed on a 1:1 basis, such that all shares in GCEL were exchanged for the equivalent number of common shares in Holdings.

GCEL’s principal executive office is located at 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3 and Gateway’s registered office is located at 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6C 2X8.

Company Owners

Catalyst

Catalyst is a private equity investment firm founded in 2002 and had an estimated $4.3 billion in assets under management as of September 30, 2019. The Catalyst management team collectively possesses more than 110 years of extensive experience in restructuring, credit markets and merchant and investment banking in Canada, the United States, Latin America and Europe. Catalyst focuses generally on building businesses and specifically on bringing operational improvements to its investment companies as it leads them through restructurings and other forms of improvement and repositioning.

Emerging Growth Company

Each of LACQ and Holdings is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, they are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find Holdings’ securities less attractive as a result, there may be a less active trading market for Holdings’ securities and the prices of Holdings’ securities may be more volatile.

Holdings will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the date on which Holdings’ shares were offered in connection with the Transactions, (b) in which it has total annual gross revenues of at least US$1.07 billion, or (c) in which it is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds US$700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which it has issued more than US$1.00 billion in non-convertible debt during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.

The Business Combination Proposal

Pursuant to the Merger Agreement, a business combination between LACQ and Holdings will be effected through the Merger, whereby Merger Sub will merge with and into LACQ with LACQ surviving the Merger. Immediately following the Merger, both LACQ and GCEL will be wholly-owned subsidiaries of Holdings.

Consideration to the security holders of LACQ

Under the Merger and Plan of Arrangement (as defined in the Merger Agreement), each LACQ Share (excluding any Excluded Shares (as defined in the Merger Agreement)) will be exchanged for one Holdings Share and each outstanding LACQ Warrant will be exchanged for a warrant issued by Holdings, in each case subject to certain adjustments.

Consideration to the stockholders of Holdings

In connection with the Merger, Holdings stockholders as of immediately prior to the Arrangement Effective Time (as defined in the Merger Agreement) will be entitled to receive a cash distribution in an aggregate amount equal to the Company Pre-Closing Distribution Amount. In addition, at Closing, each issued and outstanding share of Holdings (excluding shares held by Dissenting Company Shareholders (as defined in the Merger Agreement) that are cancelled in accordance with the Plan of Arrangement) will be consolidated into a number of shares of Holdings calculated using a consolidation ratio based on a reference price of US$10.00 per share. For more information regarding the consolidation ratio, see “Unaudited Pro Forma Condensed Combined Financial Information.” Further, following the Arrangement Effective Time but immediately prior to the effective time of the Merger, Holdings will issue Holdings Warrants to its then current stockholders, on a pro rata basis in accordance with their proportionate ownership of the Company.

Pro Forma Ownership of Holdings and LACQ Holders

At the closing of the Transactions, the current stockholders of Holdings would hold approximately 43% of the issued and outstanding Holdings Shares and current stockholders of LACQ would hold approximately 57% of the issued and outstanding Holdings Shares (assuming no holder of LACQ Shares exercises redemption rights as described in this proxy statement/prospectus, and based on current estimates of transaction expenses), including Holdings Shares acquired pursuant to the Strategic Investor Subscription Agreement and excluding the impact of (i) the Holdings Warrants and (ii) 1,280,835 compensatory options issued to Holdings’ management. See The Business Combination Proposal—General—Pro Forma Ownership of Holdings and LACQ Holders.”

Related Agreements

In connection with the execution of the Merger Agreement, the Sponsors and certain other existing stockholders of LACQ entered into the Transaction Support Agreement with LACQ and Holdings, which provides, among other things, that the stockholders party to the agreement will vote all their LACQ Shares in favor of the Transactions and will not transfer or sell their LACQ Shares prior to the earlier of the Closing or the termination of the Merger Agreement pursuant to its terms. See “The Business Combination Proposal—Related Agreements—Transaction Support Agreement.” In addition, Catalyst entered into a Voting and Support Agreement with LACQ, pursuant to which Catalyst agreed, among other things, that it will cause all their LACQ Shares to be voted in favor of the Transaction and will not transfer or sell its LACQ Shares prior to the earlier of the Closing or the termination of the Merger Agreement pursuant to its terms. See “The Business Combination Proposal—Related Agreements—Catalyst Voting Agreement.”

At the closing of the Transactions, Catalyst, the Strategic Investor and certain existing stockholders of LACQ will enter into the Registration Rights Agreement granting them certain rights regarding registration for resale under the Securities Act of the Holdings Shares and Holdings Warrants held by them, subject to certain conditions set forth therein. See “The Business Combination Proposal—Related Agreements—Registration Rights Agreement.”

In connection with the execution of the Merger Agreement, Holdings also entered into the Shareholders’ Agreement with Catalyst and each Sponsor, and the Strategic Investor Side Letter, granting the stockholders party to each such agreement certain board representation and/or governance rights. See “The Business Combination Proposal—Related Agreements—Shareholders’ Agreement and Strategic Investor Side Letter.”

After consideration of the factors identified and discussed in “The Business Combination Proposal—LACQ’s Board of Directors’ Reasons for Approval of the Transactions,” the LACQ Board concluded that the Transactions met all of the requirements disclosed in the prospectus for the LACQ IPO, including that such business had a fair market value of at least 80% of the balance of the funds in the Trust Account at the time of execution of the Merger Agreement (excluding the deferred underwriting commissions and amounts disbursed to LACQ’s management for working capital purposes). See “The Business Combination Proposal—Satisfaction of 80% Test” for more information.

Additional Matters Being Voted On

The Adjournment Proposal

If LACQ is unable to consummate the business combination, the LACQ Board may submit a proposal to adjourn the special meeting to a later date or dates, if necessary. See “The Adjournment Proposal.”

LACQ’s Sponsors and Strategic Investor

As of the record date, the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) held of record and were entitled to vote an aggregate of 5,000,000 founder shares. Certain of these initial stockholders also purchased an aggregate of 6,825,000 LACQ

Private Placement Warrants simultaneously with the consummation of the LACQ IPO. In addition, the Strategic Investor purchased an additional 1,000,000 LACQ Units in the LACQ IPO. LACQ shares held by the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates currently constitute approximately 25% of the outstanding shares of LACQ’s common stock.

The Strategic Investor has also agreed to purchase directly from Holdings an aggregate of 3,000,000 units of Holdings, each unit consisting of one share of Holdings and one half of one warrant to purchase one share of Holdings, immediately following the effective time of the Recapitalization (as defined in the Merger Agreement) for an aggregate purchase price of US$30,000,000.

The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) have agreed to vote any founder shares and any public shares held by them as of the record date in favor of the Transactions. The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors) have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the consummation of the Transactions. Additionally, the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) have agreed to waive their redemption rights with respect to any founder shares held by them if LACQ fails to consummate its initial business combination within the completion window. However, if these initial stockholders have acquired or will acquire public shares, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if LACQ fails to consummate LACQ’s initial business combination within the completion window. If LACQ does not complete its initial business combination within such applicable time period, the proceeds of the sale of the LACQ Private Placement Warrants held in the Trust Account would be used to fund the redemption of LACQ’s public shares, and the LACQ Private Placement Warrants would expire worthless.

The founder shares will not be transferable, assignable or salable by the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) until the earlier of: (1) one year after the completion of LACQ’s initial business combination; or (2) subsequent to the completion of LACQ’s initial business combination, (x) the date on which LACQ consummates a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of LACQ’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property, or (y) the last reported sale price of LACQ’s common stock equals or exceeds US$12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after LACQ’s initial business combination.

Since LACQ’s directors and their respective affiliates (including the Sponsors) directly or indirectly own LACQ Shares and LACQ Warrants following the LACQ IPO, LACQ’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate LACQ’s initial business combination.

Date, Time and Place of Special Meeting of LACQ’s Stockholders

The special meeting of stockholders of LACQ will be held at          a.m. eastern time, on                 , 2020, at the offices of Proskauer Rose LLP, counsel to LACQ, at Eleven Times Square, New York, New York 10036, to consider and vote upon the business combination proposal and if necessary, the adjournment proposal to permit further solicitation and vote of proxies if LACQ is not able to consummate the Transactions.

Voting Power; Record Date

Stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned LACQ Shares at the close of business on                 , 2020, which is the record date for the special meeting. Stockholders will have one vote for each share of LACQ Shares owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. LACQ Warrants do not have voting rights. On the record date, there were              LACQ Shares outstanding, of which              were public shares with the rest being held by the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor).

Quorum and Vote of LACQ Stockholders

A quorum of LACQ stockholders is necessary to hold a valid meeting. A quorum will be present at the LACQ special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) own of record and are entitled to vote an aggregate of approximately 25% of the outstanding shares of LACQ’s common stock. Such holders have agreed to vote any founder shares and any public shares held by them as of the record date, in favor of the Transactions. The proposals presented at the special meeting will require the following votes:

•

The approval of the business combination proposal will require the affirmative vote of the holders of a majority of the outstanding shares of common stock on the record date. There are currently 23,876,251 LACQ Shares outstanding so at least 11,938,126 shares must be voted in favor to pass the proposal. The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) own of record and are entitled to vote an aggregate of 6,000,000 shares and have agreed to vote in favor of the proposal so only 5,938,126 public shares are required to be voted in favor of the proposal for it to be approved.

•

The approval of the adjournment proposal will require the affirmative vote of a majority of the votes cast by holders of LACQ Shares represented in person or by proxy and entitled to vote at the meeting.

Abstentions and broker non-votes will have the same effect as a vote “against” the business combination proposal. With respect to the adjournment proposal, if presented, abstentions and broker non-votes will have no effect. Please note that holders of the public shares cannot seek redemption of their shares for cash unless they affirmatively vote for or against the business combination proposal.

Consummation of the Transactions is conditional on approval the business combination proposal at the special meeting.

Redemption Rights

Pursuant to LACQ’s amended and restated certificate of incorporation, as amended, a holder of public shares may demand that LACQ redeem such shares for cash if the business combination is consummated. Holders of public shares will be entitled to receive cash for these shares only if they demand that LACQ redeem their shares for cash no later than the second business day prior to the vote on the business combination proposal by delivering their stock to LACQ’s transfer agent prior to the vote at the meeting. If the business combination is not completed, these shares will not be redeemed. If a holder of public shares properly demands redemption, LACQ will redeem each public share for a full pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of the business combination. As of the record date, this would amount to approximately US$         per share. If a holder of public shares exercises its redemption rights, then it will be exchanging its LACQ Shares for cash and will no longer own the LACQ Shares. See “Special Meeting of LACQ Stockholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your shares for cash.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or was a “group,” will not be redeemed for cash.

The business combination will not be consummated if LACQ has net tangible assets of less than US$5,000,001 after taking into account holders of public shares that have properly demanded redemption of their shares for cash. Further, the Merger Agreement provides that Holdings and Merger Sub are not required to consummate the Transactions if immediately prior to the consummation of the Transactions, the amounts of cash in the Trust Account, following the exercise of any applicable redemptions rights by LACQ shareholders, is less than the greater of (i) US$15,000,000 and (ii) LACQ’s transaction expenses. If Holdings does not waive its termination right and LACQ has less than the required amount in trust, the Transactions will not be consummated.

Holders of LACQ Warrants will not have redemption rights with respect to such securities.

Appraisal Rights

LACQ stockholders (including the initial stockholders), LACQ unitholders and LACQ warrant holders do not have appraisal rights in connection with the Transactions under the DGCL.

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person. LACQ has engaged Morrow Sodali LLC to assist in the solicitation of proxies. If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in “Special Meeting of LACQ Stockholders—Revoking Your Proxy.”

Interests of LACQ’s Insiders and Initial Stockholders

In considering the recommendation of the LACQ Board to vote in favor of approval of the business combination proposal and the adjournment proposal, stockholders should keep in mind that the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates, including the Sponsors and the Strategic Investor, have interests in such proposals that are different from, or in addition to, those of LACQ stockholders generally. In particular:

•

The LACQ directors and officers and other initial stockholders and their respective affiliates (including the Sponsors) have agreed not to redeem any LACQ Shares held by them in connection with a stockholder vote to approve a proposed initial business combination;

•

If the business combination with the Company or another business combination is not consummated by April 5, 2020 (or a later date to the extent of a subsequent extension approved by shareholders), the 5,000,000 founder shares held by LACQ’s initial stockholders, which were acquired prior to the LACQ IPO for an aggregate purchase price of US$25,000, would be worthless (as the holders have waived liquidation rights with respect to such shares), as would the 6,825,000 LACQ Private Placement Warrants that were acquired simultaneously with the LACQ IPO for an aggregate purchase price of US$6,825,000 (as they would expire). Such common stock and warrants had an aggregate market value of approximately US$        based on the last sale price of Holdings’ public shares and warrants of US$        and US$        , respectively, on Nasdaq on                 , 2020. In connection with the

Transactions, certain initial LACQ stockholders will forfeit 1,000,000 founder shares and the terms of the LACQ Private Placement Warrants will be amended. See “Summary of the Material Terms of the Transactions.”

•

In connection with the LACQ IPO, to protect the amounts held in the Trust Account, the Sponsors agreed to be liable to LACQ if and to the extent any claims by a vendor for services rendered or products sold to the LACQ, or a prospective target business with which LACQ has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) US$10.00 per public share or (ii) such lesser amount per share held in the Trust Account on the liquidation date due to reductions in the value of the trust assets, in each case net of the amount of interest withdrawn to pay LACQ’s franchise and income tax obligations, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to claims under LACQ’s indemnity of the underwriters of the LACQ IPO against certain liabilities.

•

All rights specified in LACQ’s amended and restated certificate of incorporation, as amended, relating to the right of officers and directors to be indemnified by LACQ, and of LACQ’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the LACQ liquidates, the LACQ will not be able to perform its obligations to its officers and directors under those provisions;

•

LACQ’s Sponsors and Strategic Investor had committed to advance an aggregate of up to US$1,000,000 to LACQ in exchange for unsecured promissory notes in the event that funds held outside of the Trust Account were insufficient to fund LACQ’s expenses prior to the business combination. LACQ has utilized these commitments in full and expects to repay such loaned amounts, including any additional amounts that may be advanced to LACQ to fund the Contributions or otherwise, out of the proceeds of the Trust Account released upon completion of a business combination. Alternatively, the Sponsors and Strategic Investor may convert the promissory notes to warrants to purchase Holdings Shares upon completion of the business combination. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event LACQ does not complete the business combination, it may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Accordingly, if a business combination is not completed, LACQ would, most likely, not be able to repay such loans;

•

None of LACQ’s officers or directors or other personnel have received cash compensation for services rendered to LACQ. Certain of LACQ’s officers, directors or other personnel, including Mssrs. Weil, Silvers and Falcone, have already agreed to, and others may agree to, join the Company after the completion of a business combination if they are able to negotiate employment or consulting agreements in connection with the business combination or join the Holdings Board. See “Executive Compensation” and “Director Compensation.” Such discussions and negotiations may take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or securities for services they would render to the Company after the completion of the business combination.

•

LACQ’s Sponsors, Strategic Investor, officers and directors will not be eligible to be reimbursed from the funds held in the Trust Account for out-of-pocket expenses incurred by them on LACQ’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations if the business combination is not completed. LACQ’s audit committee determines which fees and expenses and the amount of expenses are eligible for reimbursement and reviews the reimbursements made to such persons on a quarterly basis. As of December 31, 2019, the aggregate amount of unreimbursed expenses was approximately US$1,000.

•

The Transaction Support Agreement provides that Holdings would make certain advances to A. Lorne Weil and Daniel B. Silvers in the event that either person is subject to current U.S. federal income tax liability as a result of the Merger failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. See “The Business Combination Proposal—Interests of LACQ’s Insiders and Initial Stockholders.”

•	The Registration Rights Agreement provides for certain demand and piggyback registration rights for the Strategic Investor and the Sponsors (and their respective affiliates and permitted transferees).

•

The Strategic Investor has also agreed to purchase directly from Holdings in a private placement an aggregate of 3,000,000 units of Holdings, each unit consisting of one share of Holdings and one half of one warrant to purchase one share of Holdings, immediately following the effective time of the Recapitalization for an aggregate purchase price of US$30,000,000.

•

The Strategic Investor is a lender under the Holdings Credit Agreement and holds approximately US$81.8 million of the approximately US$153.5 million outstanding under the Holdings Term Loan, as of December 31, 2019. Amounts outstanding under the Holdings Term Loan may be repaid in part or in full as part of the Transactions at the closing of the business combination.

•

Mr. Silvers holds, through a family investment vehicle over which he does not exercise either voting control or investment power, an indirect, non-controlling economic interest in a fund managed by the Strategic Investor that is a lender under the Holdings Credit Agreement. Mr. Silvers’ indirect economic interest in this loan (through this investment in the fund) is in an amount less than US$50,000.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding LACQ or its securities, the LACQ directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of LACQ’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares outstanding vote in favor of the business combination and that LACQ has in excess of the required amount of cash following the exercise of redemption rights to consummate the business combination under the Merger Agreement, where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on LACQ’s common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the business combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that LACQ will have in excess of the required amount of cash following the exercise of redemption rights to consummate the business combination as described above.

As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into by the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor). LACQ will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the business combination proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

Recommendation to Stockholders

The LACQ Board believes that the business combination proposal and the other proposals to be presented at the special meeting are fair to and in the best interest of LACQ’s stockholders and unanimously recommends that its stockholders vote “FOR” the business combination proposal and “FOR” the adjournment proposal, if presented.

Conditions to the Closing of the Business Combination

General Conditions

Consummation of the Transactions is conditioned on the approval of the business combination proposal as described in this proxy statement/prospectus.

In addition, the consummation of the Transactions contemplated by the Merger Agreement is conditioned upon, among other things:

•	the approval of the Transactions by Holdings stockholders having been obtained;

•	the approval of the Plan of Arrangement by the Supreme Court of British Columbia;

•	the termination or expiration of the waiting period under any competition laws applicable to the Merger, none of which are currently expected to apply;

•

each of the permits, regulatory approvals and other third party consents or approvals set forth in the Merger Agreement, in each such case, having been obtained, procured or made, as applicable, without the imposition of a condition or requirement that would or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, properties, results of operations or financial condition of the Company;

•

no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation being in effect and enjoining or prohibiting the consummation of the Transactions;

•

the Form F-4 having become effective, no stop order having been issued by the SEC that remains in effect with respect to the F-4 and no proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending;

•

the delivery by each party to the other party of a certificate with respect to (i) the truth and accuracy of such party’s representations and warranties as of execution of the Merger Agreement and as of the Closing, (ii) the performance by such party of covenants contained in the Merger Agreement required to be complied with by such party prior to the Closing and (iii) no occurrence of any material adverse effect with respect to such party since the date of the Merger Agreement through the date of the Closing;

•	the approval for listing by the NYSE of the shares and warrants of Holdings to be issued in connection with the business combination having been obtained; and

•

the Registration Rights Agreement, the Shareholders’ Agreement, the Voting and Support Agreement, the Transaction Support Agreement, the Company Loan Consent Letter (as defined in the Merger Agreement), the Strategic Investor Subscription Agreement, the articles of incorporation and bylaws of Holdings and such other agreements entered into in accordance with or pursuant to the terms of the Merger Agreement having been duly executed by the parties thereto and remaining in full force and effect.

LACQ’s Conditions to Closing

The obligations of LACQ to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	the accuracy of the representations and warranties of Holdings (subject to customary bring-down standards);

•	the covenants of Holdings having been performed in all material respects;

•	the approval of the Transactions by the Merger Sub stockholders having been obtained;

•	the absence of any material adverse effect with respect to the Company since the date of the Merger Agreement through the date of the Closing;

•	the termination of the Legacy Shareholders’ Agreement (as defined in the Merger Agreement);

•

the amount of Casino Cash (as defined in the Merger Agreement) as of 11:59 p.m. (Vancouver time) on the day that is two (2) business days immediately prior to the date of the Closing has been determined in accordance with the Merger Agreement, and the amount of Casino Cash so determined is not less than the amount of Casino Cash that the Company’s businesses are required to have pursuant to applicable law;

•	the articles of incorporation and bylaws of Holdings having been amended and restated in their entirety in substantially the forms attached as Exhibit H to the Merger Agreement; and

•	no more than 5% of Holdings stockholders having exercised dissent rights in respect of the Arrangement Resolution approving the Plan of Arrangement.

The Company’s Conditions to Closing

The obligations of Holdings and Merger Sub to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	the accuracy of the representations and warranties of LACQ (subject to customary bring-down standards);

•

the covenants of LACQ having been performed in all material respects; since the date of the Merger Agreement through the date of the Closing, there has not been any material adverse effect with respect to LACQ;

•	the approval by Holdings of the Management Equity Incentive Plan (as defined in the Merger Agreement);

•	Holdings and the Strategic Investor having entered into the Strategic Investor Subscription Agreement, which occurred on December 27, 2019;

•

pursuant to the terms of and as further specified in the Transaction Support Agreement, LACQ, the Strategic Investor and the Sponsors having (i) irrevocably caused to be terminated, forfeited and cancelled, for no consideration and without further right, obligation or liability of any kind or nature on the part of LACQ, the Strategic Investor, Merger Sub, Holdings, or the Sponsors, 1,000,000 issued and outstanding shares of LACQ’s common stock, and (ii) amended the LACQ Warrant Agreement (as defined in the Merger Agreement) in accordance with the terms of the Transaction Support Agreement;

•

following payment by LACQ to its stockholders who have validly elected to have their LACQ shares redeemed for cash pursuant to the LACQ governing documents as part of a LACQ share redemption, the amount of cash in the Trust Account not less than the greater of (i) US$15,000,000 and (ii) LACQ’s transaction expenses; and

•

LACQ having made all necessary arrangements with Continental Stock Transfer & Trust Company to have the funds contained in the Trust Account disbursed or available to LACQ, in accordance with the trust agreement, dated as of December 1, 2017 between LACQ and Continental Stock Transfer & Trust Company (the “Trust Agreement”) and the Merger Agreement, immediately prior to the Closing, and all such funds released from the Trust Account to LACQ are available to LACQ (and, following the Merger, the combined company).

Tax Consequences of the Merger

For a description of certain U.S. federal income tax consequences of the Merger and the exercise of redemption rights, please see the information set forth in “The Business Combination Proposal—Material U.S. Federal Income Tax Considerations of the Merger to Holders of LACQ Shares and LACQ Warrants—Material U.S. Federal Income Tax Considerations of the Merger.”

Anticipated Accounting Treatment

The Transactions will be accounted for in accordance with IFRS. LACQ will be treated as the acquired company for financial reporting purposes. No goodwill or other intangible assets will be recorded. The net assets of LACQ were recognized at fair value (which was consistent with carrying value), with no goodwill or other intangible assets recorded. All direct costs of the Transactions will be expensed. Holdings has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•

Holdings’ shareholders will have the largest ownership interest and voting interest in the combined entity under the no redemptions and maximum redemptions scenarios (in each case, excludes additional share issuance for reimbursable net LACQ Transaction Expense) with approximately 41% and 70% ownership voting interest, respectively;

•

the combined company’s board of directors is expected to initially consist of nine directors; Catalyst will have the ability to appoint five directors and is expected to control, and continue to control the combined company’s board of directors until it sells more than 50% of the common shares held by it at Closing; and

•	Holdings is the larger entity, in terms of both revenues and total assets.

Other factors were considered, including composition of management, purpose and intent of the Transactions and the location of the combined company’s headquarters, noting that the preponderance of evidence as described above is indicative that the Holdings is the accounting acquirer in the Transactions.

Regulatory Matters

For a description of certain regulatory matters and consents required in connection with the Transactions, please see the information set forth in “Regulatory Approvals Required for the Merger.”

Risk Factors

In evaluating the proposals to be presented at the special meeting, a stockholder should carefully read this proxy statement/prospectus and especially consider the factors discussed in “Risk Factors.”

COMPARATIVE PER SHARE DATA

The following table sets forth selected historical comparative share information for LACQ and Holdings, respectively, and unaudited pro forma condensed combined per share information of Holdings and LACQ after giving effect to the Transactions, assuming two redemption scenarios as follows:

•

Assuming No Redemptions:    This presentation assumes that no LACQ public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in the Trust Account. Under the no redemptions scenario, $198.6 million (US$150.0 million) will be used to pay down the Holdings Term Loan and $30.6 million (US$23.1 million) will be distributed to the stockholders of Holdings.

•

Assuming Maximum Redemptions:    This presentation assumes that LACQ public stockholders holding 17,141,667 of LACQ’s public shares exercise their redemption rights and that such shares are redeemed for their pro rata share (US$10.29 per share as of September 30, 2019) of the funds in the Trust Account for aggregate redemption proceeds of US$176.4 million. Under the Merger Agreement, the consummation of the Transactions is conditioned upon, among other things, the amount of cash in the Trust Account, following payment by LACQ to its stockholders who have validly elected to have their LACQ Shares redeemed for cash, being not less than the greater of (i) US$15.0 million and (ii) LACQ’s transaction expenses, which are currently estimated at US$17.9 million. This scenario gives effect to the maximum number of redemptions that meet all of the conditions to permit consummation of the Transactions and assumes that LACQ’s transaction expenses will be US$17.9 million. Under the maximum redemptions scenario, the amount available to pay down the Holdings Term Loan will be reduced by the cash used for redemptions, resulting in a $12.9 million (US$9.8 million) pay down.

The pro forma book value information reflects the Transactions as if they had occurred on September 30, 2019. The pro forma income (loss) from continuing operations information reflects the Transactions as if they had occurred on January 1, 2018.

This information is only a summary and should be read together with the selected historical financial information summary included elsewhere in this proxy statement/prospectus, and the audited financial statements of LACQ and Holdings and related notes that are included elsewhere in this proxy statement/prospectus. The unaudited LACQ and Holdings pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement/prospectus.

The historical financial information of LACQ has been adjusted to give effect to the differences between US GAAP and IFRS as issued by the IASB for the purposes of the combined unaudited pro forma financial information. No adjustments were required to convert LACQ financial statements from US GAAP to IFRS for purposes of the combined unaudited pro forma financial information, except to classify LACQ common stock subject to redemption as non-current liabilities under IFRS. The adjustments presented in the unaudited pro forma combined financial information have been identified and presented to provide relevant information necessary for an understanding of the combined company after giving effect to the Transaction. Additionally, the historical financial information of LACQ was presented in US dollars. The balance sheet as at September 30, 2019 was translated at a spot rate of 1.324. The condensed statements of operations for the nine months ended September 30, 2019 were translated at the average rate of 1.329. The condensed statements of operations for the year ended December 31, 2018 were translated at the average rate of 1.296.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of LACQ and the Holdings would have been had the companies been combined during the period presented.

	Historical		Pro Forma Combined
	Holdings	LACQ	Assuming No Redemptions	Assuming Maximum Redemptions
As of and for the Nine Months Ended September 30, 2019
Book value per share(1)	$(10.25)	$1.09	$(4.75)	$(13.79)
Loss per share from continuing operations	$(0.42)	$(0.24)	$(0.06)	$(1.07)
Cash dividends per share	$4.08	$—	$4.38	$—
For the Year Ended December 31, 2018
Income (loss) per share from continuing operations	$3.57	$(0.29)	$(0.19)	$(1.29)
Cash dividends per share	$—	$—	$—	$—

(1)	Book value per share is equal to total equity (deficiency) attributable to shareholders/total basic and diluted outstanding shares

RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement/prospectus. References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

Risks Related to Our Business and Operations Following the Business Combination

Our gaming business is subject to extensive governmental regulation. Changes to the regulatory regime governing our business, our inability to renew or obtain new contracts governing our existing gaming operations or our inability to obtain new casino licenses could adversely affect us.

Our gaming operations are highly regulated. Subject to certain exemptions, the Criminal Code of Canada prohibits most forms of gaming and betting activity in Canada. While certain limited licensed gaming activities, such as those conducted and managed by charitable or religious organizations, are permissible, dice games and games operated on or through a computer, video device or slot machine may only be conducted through and managed by provincial governments. Subject to certain conditions, the Criminal Code of Canada also provides exemptions that allow any person, for the purposes of a lawful gaming activity in the applicable province, to do anything in the province, in accordance with the applicable law or license, that is required for the conduct, management or operation of such gaming. Accordingly, as a licensed service provider we must provide gaming-related services in accordance with applicable provincial laws and regulations. Gaming in the provinces in which we currently operate is highly regulated. In addition, the Gaming Authorities and Gaming Regulators may require us to seek their approvals pertaining to other areas of our business and operations. Such approvals may be withheld or delayed and may impact our ability to take timely actions and otherwise negatively impact us.

In addition to the mandate of the Gaming Authorities to, among other things, oversee, conduct and/or manage gaming in British Columbia and Ontario, the Gaming Regulators have certain powers to regulate certain aspects of the gaming industry. There can be no guarantee that such Crown agencies and/or Gaming Regulators will not adopt policies or other changes that have the effect of, among other things, restricting gaming and the involvement or profitability of service providers. Possible restrictions could include, among other things, the hours/days of gaming operations, restrictions on advertising, betting limits, the number of tables or slot machines permitted, ages of permitted gamblers, casino locations and the future availability of, and/or the amount of additional commission available for, future capital expenditures under the Permitted Capital Expenditures Allowance (as described herein), the Minimum Investment Requirement (“MIR”) program or any similar current or future program. There can also be no guarantee that the federal government of Canada or the provincial governments of British Columbia, Ontario or Alberta will not enact, amend or repeal legislation that has the effect of reorganizing or restructuring the regulatory scheme under which we operate and/or the Gaming Authorities and/or Gaming Regulators themselves, which could have a material adverse effect on our business, financial condition or results of operations. In addition, any of the federal government of Canada, the provincial governments of British Columbia, Alberta or Ontario, or any applicable municipal or local government may enact, amend or repeal legislation (including of a public policy or social benefit nature, such as responsible gaming legislation, reduced operating hours or restrictions on marketing and advertising), or there may be changes in the jurisprudence that relate to the gaming industry, in each case that could have a material adverse effect on our business, financial condition or results of operations. Additionally, we may not continue to sustain the level of partnership we now have with the Gaming Authorities and Gaming Regulators, which could also have a material adverse effect on our business, financial condition or results of operations. When our common shares are listed on the NYSE, we intend to continue to follow Canadian corporate governance practices in lieu of the corporate governance requirements of the NYSE solely in respect of the quorum requirement for meetings of our common shareholders as described below.

In British Columbia, we currently receive additional commissions through the BCLC’s MIR program for eligible capital expenditures and operating expenses related to developing and improving our gaming facilities.

Similarly, we receive Permitted Capital Expenditures Allowances from the OLG for gaming-related capital expenditures related to developing and improving our casinos in Ontario. Although we expect past expenditures not yet submitted to the OLG and future capital expenditures to be eligible to earn additional commissions or qualify for Permitted Capital Expenditure Allowances, as applicable, there can be no assurance that this will be the case. If the BCLC or the OLG do not approve our capital expenditures, or if there are changes to the MIR program, or the terms and conditions applicable to the Permitted Capital Expenditure Allowances, our financial condition and results of operations may be adversely impacted and/or our ability to finance these expenditures may be adversely affected.

The contracts and licenses related to our existing operations may be subject to change and our contracts or licenses may be revoked or may not be renewed.

In British Columbia, our operations are conducted pursuant to operational services agreements (“OSAs”) with the BCLC. The OSAs allow us to provide operational services for each casino and CGC for a 20-year term, with an option, exercisable by the BCLC, to extend the term for up to five years at the end of such term.

Renewal is at the discretion of BCLC. Furthermore, a breach of the OSAs could result from certain specified occurrences, including non-performance, bankruptcy or insolvency. In the event of such a breach, the BCLC could suspend or terminate our right to provide the operational services under the OSAs. Suspension or termination of any of the OSAs would result in the loss of our ability to conduct business at our casinos or CGCs located in British Columbia, as applicable. In addition, the BCLC may also make a claim pursuant to the indemnities we provide them under the OSAs for any liability they may suffer from our operations. The occurrence of any of these events could have a significant adverse effect on our business, financial condition and results of operations.

Until we complete a sale of all gaming facilities in Alberta and cease operations in Alberta, we will be subject to regulation by the AGLC. See “—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.” In Edmonton, each of our casinos can only be operated under casino property licenses granted by the AGLC. Although we have no reason to believe that our licenses will not be reissued upon expiry, there can be no guarantee that the casino property licenses under which our Alberta casinos operate will be reissued, or, if reissued, that they will be on the same or as favorable terms as the existing casino property licenses. The AGLC has enforcement powers with respect to licenses and may impose conditions or fines or suspend or cancel a casino property license for certain reasons, including non-performance or breach and bankruptcy or insolvency. Although it has not been the practice of the AGLC to cancel licenses, suspension or cancellation of such licenses could have a significant adverse effect on our business, financial condition and results of operations.

The Southwest Ontario, North Ontario and Central Ontario properties are operated under casino operating and services agreements (“COSAs”), which were entered into with the OLG at the closing of the acquisition of each such bundle of properties. Renewal of the COSAs is subject to the absolute discretion of the OLG, and we cannot guarantee that the COSAs will be renewed, or, if renewed, that they will be on the same or as favorable terms as the existing COSAs. The COSAs also set out certain events of default, including, among other things, a material adverse effect resulting from our failure to comply with certain obligations set out under the COSAs, an act of insolvency, and any inaccuracy or misrepresentation in any representation or warranty of the service provider in the COSAs. See “Business—Regulatory and Licensing Matters.” Upon the occurrence of an applicable event of default as set out in the COSAs, the OLG could, at its option, suspend or terminate our right to provide all or any part of the services under the COSAs in respect of all or any one or more casinos to which the applicable COSA relates. In addition, the OLG and certain other indemnified persons may make a claim pursuant to the indemnity that we provide them in the applicable COSA, should any of them suffer certain liabilities from our operations or in certain other specified circumstances. The occurrence of any of these events could have a significant adverse effect on our business, financial condition and results of operations.

In addition to the requirements and restrictions pursuant to the COSAs, we are registered with the AGCO as an “operator.” The AGCO has established stringent terms of registration, which must be complied with to maintain our registration in good standing. We may not be able to comply with certain of the terms of registration at all times, and consequentially, the AGCO may discontinue our registration.

At any time, the gaming regulators may conduct inspections to monitor our compliance with legislation, regulations, rules and conditions of registration and operating agreements. We may be subject to disciplinary action by the gaming regulators if we are informed that a person is unsuitable to have a relationship with us and we fail to pursue all lawful efforts to require compliance with gaming control legislation or our operating agreements. If we are unable to comply with any current or future reporting or registration requirement, our registrations as a gaming service provider may be suspended or revoked, which would adversely affect our business.

The Gaming Regulators in the provinces in which we operate may also revoke or refuse to issue or renew our registration or licenses, or refuse to renew the terms of our operating agreements, for reasons including: if we, or one of our directors, officers, employees or associates (i) is considered to be a detriment to the integrity of gaming; (ii) no longer meets a licensing or registration requirement; (iii) has breached a condition of licensing or registration or an operating agreement with a lottery corporation; (iv) has made a material misrepresentation to the Gaming Regulators; (v) has been refused a similar license or registration in another jurisdiction; (vi) has held a similar license or registration, or a license which has been suspended or cancelled; or (vii) has been convicted of an offense that calls into question our integrity.

Our ability to obtain additional casino licenses or operating agreements is not guaranteed.

Any new casino to be operated by us in British Columbia or Ontario will require the entering into or amendment of an operating agreement with the BCLC or the OLG. The process for obtaining a new operating agreement or license (or amending an existing operating agreement or license) is complex and we anticipate that there would be intense competition for new operating agreements or licenses. There can be no guarantee that the BCLC or the OLG will agree to enter into or amend an operating agreement for any new gaming property that we might propose in the provinces of British Columbia or Ontario in the future. Consequently, there can be no assurance that we will be able to expand our business in either of these provinces, which would limit our growth, thereby adversely affecting our growth potential. In addition, if we were to expand our business to other provinces and territories in Canada or other jurisdictions we would be required to comply with the regulatory regimes of such provinces and territories or jurisdictions and obtain licenses to operate therein. As in British Columbia and Ontario, the process for regulatory approval and the obtaining of a new license or operating agreement in other provinces and territories in Canada and in other jurisdictions is complex and there is intense competition for new and operating agreements. Consequently, there can be no assurance that we will be able to expand our business into other provinces and territories in Canada or other jurisdictions.

Liquor laws and associated liquor licenses in British Columbia and Ontario (and, to the extent we retain continuing operations in the Edmonton Region, Alberta) may affect our operations.

The use and sale of alcohol in gaming properties is highly regulated in British Columbia, Ontario and Alberta through the issuance, monitoring and enforcement of liquor license requirements and related liquor license conditions. There is no assurance that the regulation of the use and sale of alcohol in gaming properties will not change in the future. Changes to the regulations regarding the issuance, monitoring and enforcement of liquor license requirements and related liquor license conditions could adversely affect our operations and casino gaming revenue.

Unusual weather, natural disasters, geo-political events or acts of terrorism could adversely affect our operations and financial results.

Extreme weather conditions in the areas in which our properties are located could adversely affect our business. Frequent or unusually heavy snowfall, ice storms, rainstorms, forest fires or other extreme weather conditions over a prolonged period could make it difficult for our customers to travel to our properties and thereby reduce our revenue or otherwise adversely affect our business. For example, revenues were negatively impacted in the first three quarters of 2017 at our four Thompson-Okanagan casinos. Severe snowfall and subsequent flooding in the Okanagan region depressed revenues during the first and second quarter. During the third quarter, the Okanagan region saw extreme forest fires and many patrons in the area had to be evacuated. The fires caused poor air quality and a sharp decline in local patrons and tourists to these casinos. In addition, revenues and financial results were negatively impacted by severe cold weather in the fourth quarter of 2019 at our Casino Rama Resort and Gateway Innisfil properties in Ontario.

In addition, natural disasters such as hurricanes, tornadoes and earthquakes, or a combination of these or other factors, could severely damage or destroy one or more of our properties located in the affected areas, thereby disrupting our business operations. See “—We may not have or may not be able to obtain adequate insurance to cover all risks incident to our business.”

In addition, unstable political conditions or civil unrest, including terrorist activities, military and domestic disturbances, government shutdowns or threats thereof, changes in trade policy and conflicts, may result in political or economic instability and could have a material adverse effect on our business and results of operations.

The gaming industry is highly competitive and we may lose market share to our local competitors.

Despite the high level of regulation in the provinces in which we operate, we often compete directly with other gaming properties operating in surrounding regions. In recent years, with fewer new gaming regions in Canada for development, competition in existing markets has intensified. As a result, we, along with many other gaming service providers, have invested in expanding existing properties. The expansion and aggressive marketing strategies of our competitors have increased competition in many of the markets in which we operate. If our existing competitors operate more successfully or if new or existing competitors enhance, expand or market their gaming properties more aggressively, or if additional casinos are established in and around the locations in which we conduct business, including in the event federal or provincial regulators with which we work closely alter the manner in which they grant licenses to our competitors, our market share may be eroded. The expansion of casino or other forms of gaming in or near any geographic area from which we attract or expect to attract a significant number of our customers (including outside of Canada) could have a significant adverse effect on our business, financial condition and results of operations.

If we fail to successfully implement our growth strategies, which includes acquiring new properties and expanding, renovating and relocating our existing properties, our ability to increase our revenues could be adversely affected.

Part of our growth strategy includes opportunistically acquiring and operating new gaming properties and improving the customer experience at our existing properties. This will require substantial capital investment, particularly in regions within Canada where we currently do not operate. Our ability to successfully acquire and operate new gaming properties depends on a number of factors that may be outside of our control, including, among others, our ability to:

•	successfully compete for new gaming contracts;

•	identify desirable gaming locations;

•	secure financing on acceptable terms;

•	secure governmental, municipal and other necessary approvals and permits;

•	negotiate acceptable lease terms, including favorable levels of tenant improvement allowances;

•	maintain out-of-pocket build-out costs in line with our economic model, including by managing construction costs at reasonable levels;

•	hire, train and retain a growing workforce of employees, including key management personnel;

•	successfully integrate new gaming properties into our existing control structure and operations, including our information technology systems;

•	increase brand awareness;

•	identify and satisfy the gaming preferences of our customers in new geographic areas and markets; and

•	address competitive, marketing, distribution and other challenges encountered in connection with expansion into new geographic areas and markets.

To the extent that we acquire gaming properties in markets where we already have existing gaming properties, we may experience reduced revenues at those existing gaming properties.

There is no guarantee that newly opened gaming properties will be received as well as, or achieve profitability levels comparable to those of, our existing gaming properties within our estimated time periods, or at all. If our gaming properties fail to achieve, or are unable to sustain, acceptable profitability levels, our business may be materially adversely affected and we may incur significant costs associated with closing or relocating gaming properties. In addition, our current expansion plans are only estimates, and the actual number of gaming properties that we open, the timeline on which we do so and the actual number of suitable locations for our new gaming properties could differ significantly from these estimates. If we fail to successfully open and operate new gaming properties and execute our growth plans, the price of our common shares could decline.

We compete with online gaming and entertainment companies that may provide more extensive gaming and entertainment experiences, which could adversely affect our future casino gaming revenue.

In addition to brick-and-mortar casinos, we compete with online gaming and other forms of entertainment. Online gaming platforms and certain provincial gaming corporations offer a variety of online games, many of which simulate the games on our properties. The sophistication and availability of online gaming, both domestically and internationally, is continuing to improve and it is possible that these platforms will develop into a greater form of competition, which could have an adverse impact on our business, financial condition and results of operations.

We also compete with other non-gaming resorts and vacation areas and entertainment businesses. If our national and global competitors offer more attractive gaming and non-gaming experiences, there is a risk that our customers, and particularly the high-limit players that frequent our properties, may choose to travel away from our properties to our competitors or other entertainment destinations. A significant reduction in high-limit play at our properties could have a significant adverse effect on our business, financial condition and results of operations.

There can be no assurance that our anti-money laundering and anti-corruption policies will be effective in preventing the occurrence of money laundering or other illegal activities.

Certain industries in Canada, like the gaming sector, are subject to the federal Proceeds of Crime (Money Laundering) and Terrorist Financing Act (the “PCMLTFA”). Casinos in Canada operate under, and are required to meet, the strict anti-money laundering, customer identification and reporting requirements set out in the PCMLTFA.

A 2016 report commissioned by the GPEB on anti-money laundering practices in British Columbia revealed the existence of an investigation into the alleged flow of unsourced cash at a competitor casino. In September 2017, the British Columbia Government hired an independent investigator, Peter German, to commission a report into money laundering and other illegal practices at casinos in the Lower Mainland of British Columbia, which was received by the Attorney General of British Columbia on April 3, 2018 and released publicly on June 27,

2018. Dr. German’s report focused on the role of partners and agencies, including provincial regulators, federal regulators, law enforcement and operators such as Gateway. The 48 substantive recommendations contained in the report include a potential shift to a new standards based model (more similar to that in Ontario) and a number of recommendations to shift certain responsibilities from the Gaming Regulators to private operators, such as responsibilities with respect to anti-money laundering (“AML”) annual risk assessments, reporting with the Financial Transactions and Reports Analysis Centre of Canada (“FINTRAC”), conducting due diligence on suspicious transactions and overseeing cash alternatives and related compliance. In November 2018, the House of Commons of Canada released the report of the Standing Committee on Finance, which focused on the anti-money laundering and anti-terrorist financing regime’s legislative and regulatory gaps, the exchange of information and the privacy of Canadians, ways of strengthening intelligence capacity and enforcement measures, as well as the modernization of the regime. The substantive recommendations contained in the report include, among others, that (i) the Government of Canada expand FINTRAC oversight to ensure that all casino operators, employees, and frontline gaming personnel are trained in anti-money laundering legislation, (ii) the Government of Canada establish an information sharing regime through FINTRAC and provincial gaming authorities to ensure more accurate and timely reporting, and (iii) the Government of Canada enhance the direct reporting system of casinos to FINTRAC through the suspicious transaction reports to include suspicious activities. In May 2019, the British Columbia Government established the Commission of Inquiry into Money Laundering, or the Cullen Commission, for the province. The mandate of the Cullen Commission is to make findings of fact with respect to:

•	the extent, growth, evolution and methods of money laundering in British Columbia, with regard to specific economic sectors;

•	the acts or omissions of responsible regulatory agencies and individuals, and whether those have contributed to money laundering in the province or amount to corruption;

•	the scope and effectiveness of the AML powers, duties and functions of these regulatory agencies and individuals; and

•	the barriers to effective law enforcement in relation to money laundering.

In cooperation with the Cullen Commission’s investigative process, we applied for and have been granted standing as a participant to provide evidence and make submissions to the Cullen Commission concerning the gaming and horse racing sectors in British Columbia, which includes the ability to make submissions to the commissioner on any recommendations that the Cullen Commission may make. Since then, the Cullen Commission has provided an informational documentation request, which we are in the process of satisfying. Counsel for the Cullen Commission has also taken tour of the Grand Villa Casino Burnaby facility with our compliance team.

The Cullen Commission is required to deliver an interim report by November 2020 and a final report by May 2021. While we currently believe that the recommendations of the Standing Committee on Finance or the potential recommendations of the Cullen Commission will not have a material impact on our business, there can be no assurance as to what the business, operational and financial impacts from the recommendations or the implementation thereof will be until specific amendments are proposed to gaming laws and regulations.

Although we have a compliance program that addresses anti-money laundering and our properties are subject to AML programs run by the Gaming Authorities, there is no guarantee that our operations are protected from being used to launder illicit funds or that our program will be effective in detecting all such activities. Additionally, casinos and the gaming industry are a regulatory focus for AML violations, and any repeated money laundering violations could affect our access to credit from financial institutions. Thus, any incidents of money laundering, accusations of money laundering or regulatory investigations into possible money laundering activities involving us, our employees or our customers would have a material adverse impact on our reputation, relationship with our regulators, business, cash flows, financial condition, prospects and results of operations.

Our casino gaming revenue is currently concentrated in the Greater Vancouver Region and Ontario, which makes us especially subject to economic and competitive risks associated with the conditions in those areas.

Because our revenue and profits are primarily derived from the Greater Vancouver Region and Ontario, we are subject to greater risks from local conditions than a gaming company with more geographically diverse operations. A decrease in revenue from, or increase in costs for, our casinos located in the Greater Vancouver Region or Ontario is likely to have a disproportionately higher impact on our business, financial condition and results of operations than it would for a gaming company with revenue generated from more geographically diverse operations.

More generally, our net revenues are highly dependent upon the volume and spending levels of our customers. Decreases in discretionary consumer spending brought about by weakened general economic conditions may affect our revenues. Our business results are related to the economic and competitive conditions in the regions we operate in, and any downturn in the economic conditions or increase in competition in these regions will have a material adverse effect on our business, financial condition and results of operations.

Our business is particularly sensitive to reductions in discretionary consumer and corporate spending as a result of global and regional economic conditions.

Consumer demand for casinos and hotels and for the type of amenities that we offer is particularly sensitive to changes in the global economy, which adversely affect discretionary spending on leisure activities. Changes in discretionary consumer spending or consumer preferences brought about by factors such as perceived or actual general global and regional economic conditions, high unemployment, government shutdowns or threats thereof, weakness in housing or oil markets, perceived or actual changes in disposable consumer income and wealth, an economic recession and changes in consumer confidence in the global economy, or fears of war and future acts of terrorism have in the past or could in the future reduce customer demand for the amenities and leisure activities we offer, and may have a significant negative impact on our operating results. Additionally, consumer demographics and preferences may evolve over time, which, for example, has resulted in growth in consumer demand for non-gaming offerings. Our success depends in part on our ability to anticipate the preferences of consumers and react to those trends and any failure to do so may negatively affect our operating results.

Global economic conditions may have a material adverse effect on our business, financial condition and results of operations.

In recent years, global economic conditions have resulted in tighter credit conditions and recessions in most major economies. The Canadian economy, and particularly in British Columbia and Ontario, was not as adversely impacted by these economic conditions as the economies of the United States and other industrialized countries. Although we were not as adversely affected by these recent economic conditions as other gaming companies across North America, future economic downturns may affect our business significantly in a number of ways. For example, our business offers a highly discretionary set of entertainment and leisure activities and amenities, and if a similar global economic downturn occurs, discretionary consumer spending may be adversely affected and our revenue may decrease while some of our costs would remain fixed or increase. Additionally, if we were to require access to the capital markets in the future during such a downturn, there can be no assurance that we will be able to secure financing.

Changes to our customer base may adversely affect our business and results of operations.

We cater to our customer base by providing entertainment suited to the demographics of each local region in which we operate, in order to maximize customer retention and secure repeat visitors. Changes in our customer demographics or to local economic conditions or our potential inability to cater or respond to those changes may have an adverse effect on our business, financial condition and results of operations.

We face the risk of fraud or cheating in our gaming business, which could adversely affect our results of operations.

Players in our casino may commit fraud or cheat in order to increase their winnings. Acts of fraud or cheating could involve the use of counterfeit chips, the exploitation of mechanical or software vulnerabilities, or other tactics, possibly in collusion with our employees. Internal acts of cheating could also be conducted by employees through collusion with dealers, surveillance staff, floor managers or other casino or gaming area staff. Failure to discover such acts, schemes or mechanical or software vulnerabilities in a timely manner would negatively impact our gaming revenue. In addition, negative publicity related to such schemes could have an adverse effect on our reputation and have a significant adverse effect on our business, financial condition and results of operations.

We are subject to the reputational challenge of operating in the gaming industry in Canada.

The gaming industry in Canada is subject to potentially negative publicity relating to perceptions of underage gaming, exploitation of vulnerable customers and the historical link of the gaming industry to criminal enterprises. As an operator within the industry, such negative publicity can adversely affect our reputation and correspondingly affect our financial performance.

Historically, gaming has been considered an undesirable activity in Canada. Until 1969, gaming in most forms, with the exception of horseracing, was a criminal offense. Subject to certain exemptions, the Criminal Code of Canada currently prohibits most forms of gaming and betting activity in Canada. Casino operators still face stigma in many areas of day-to-day operations. Negative public perception of gaming within any region lessens the likelihood that a new casino can be established there or that an existing casino will be financially viable, which could affect possible expansions. Any increase in the negative public perception of gaming could have a negative impact on our business and results of operations.

We are subject to cybersecurity risk.

We maintain confidential information regarding our business plans, strategy and potential strategic opportunities in our computer systems. We also maintain an internet website. Despite the implementation of network security measures, this infrastructure may be subject to physical break-ins, computer viruses, programming errors, attacks by third parties or similar disruptive problems. Advances in computer and software capabilities and encryption technology, new tools and other developments may increase the risk of such a breach. A security breach of computer systems could disrupt operations, damage our reputation, result in legal or regulatory liability and could have a material adverse effect on our business and results of operations.

Compromises of our information systems or unauthorized access to confidential information or our customers’ personal information could materially harm our reputation and business.

We collect and store confidential, personal information relating to our customers for various business purposes, including marketing and financial purposes, and credit card information for processing payments. For example, we handle, collect and store personal information in connection with customers staying at our hotels and enrolling in our customer loyalty programs. We may share this personal and confidential information with vendors or other third parties in connection with processing of transactions, operating certain aspects of our business or for marketing purposes. Our collection and use of personal data are governed by privacy laws and regulations. Privacy law is an area that changes often and varies significantly by jurisdiction. We may incur significant costs in order to ensure compliance with the various applicable privacy requirements. In addition, privacy laws and regulations may limit our ability to market to our customers.

Although we have taken steps designed to safeguard our customers’ confidential personal information, our network and other systems, and those of third parties, such as service providers, could be compromised by a third-party breach of our system security or that of a third-party provider or as a result of purposeful or accidental actions of third parties, our employees or employees of a third party. Advances in computer and software capabilities and encryption technology, new tools and other developments may increase the risk of such a breach. As a result of any security breach, customer information or other proprietary data may be accessed or transmitted by or to a third party. Despite these measures, there can be no assurance that we are adequately protecting our information.

Any loss, disclosure or misappropriation of, or access to, customers’ or other proprietary information or other breach of our information security could result in legal claims or legal proceedings, including class action litigation and regulatory investigations and actions, or liability for failure to comply with privacy and information security laws, including for failure to protect personal information or for misusing personal information. Such legal claims, legal proceedings or liability could disrupt our operations, damage our reputation and expose us to claims from customers, financial institutions, regulators, payment card associations, employees and other persons, any of which could have an adverse effect on our financial condition, results of operations and cash flow.

Canada’s Anti-Spam Legislation (“CASL”), also restricts our ability to send commercial “electronic messages,” defined to include text, sound, voice and image messages to email, or similar accounts, where the primary purpose is advertising or promoting a commercial product or service to our customers and prospective customers. CASL requires, in part, that a sender have consent to send a commercial electronic message, and provide the customers with an opportunity to opt out from receiving future commercial electronic email messages from the sender. Failure to comply with the terms of CASL or any proposed regulations that may be adopted in the future could have a negative impact on our reputation and subject us to material monetary penalties.

The Canada Revenue Agency (“CRA”) has confirmed various notices of reassessment and/or notices of determination of loss for our taxation years ended December 31, 2010 to 2014 and December 31, 2016, in which the CRA recharacterized certain amounts received by us as income and reclassified certain expenditures made by us. We have appealed these reassessments and loss determinations to the Tax Court of Canada. If such appeal is not successful, the amount of our non-capital loss carryforwards will be reduced and we will begin to incur income tax sooner than otherwise anticipated.

The CRA has issued notices of reassessment and/or notices of determination of loss to GCEL for the taxation years ended December 31, 2010 to 2014 and December 31, 2016 in which the CRA (i) treated amounts received by GCEL from the BCLC on account of facility development commissions (“FDCs”), as taxable income, and (ii) reclassified certain costs incurred by GCEL in 2010 as “eligible capital expenditures” rather than the cost of Class 14 depreciable property. In addition, the CRA has also issued notices of reassessment and/or notices of determination of loss to our subsidiaries Boardwalk Gaming Squamish Inc. (“Boardwalk Squamish”) and 427967 B.C. Ltd. (“427967”) for their taxation years ending December 31, 2011, 2012 and 2014 in which the CRA treated amounts received by them from the BCLC on account of FDCs as taxable income.

We duly filed notices of objection to the reassessments and loss determinations referred to above with the Appeals division of the CRA. In August 2018, we received notices of confirmation from the CRA advising that the CRA had reviewed the objections and was confirming the reassessments and loss determinations.

We disagree with the CRA’s position, and intend to vigorously defend our tax filing position. Accordingly, we have appealed to the Tax Court of Canada with respect to the reassessments and loss determinations. The likely timing to resolve these issues may take several years.

If our appeal is not successful and the CRA’s position ultimately prevails, then based on the notices of reassessment and notices of determination of loss received from the CRA, our net income (loss) for tax purposes for the taxation years ended December 31, 2010 to 2016 would increase by $1.7 million, $30.9 million,

$31.2 million, $30.1 million, $31.8 million, $28.5 million, and $28.5 million respectively. In that case, we have sufficient non-capital loss carry-forwards to offset the additional income reassessed; however, our non-capital losses available for carryforward to subsequent taxation years would be reduced, and we estimate that we would begin to incur liability for income tax sooner than otherwise currently anticipated.

No provision has been made in the historical financial statements or pro forma financial information included in this proxy statement/prospectus for the aforementioned reassessments and/or determinations of loss. As a result, the pro forma financial information may not prove to be accurate to the extent the reassessments and/or determinations of loss are ultimately upheld. For more information, please see note 16 of our audited consolidated financial statements as at December 31, 2018 and 2017, which are attached to this proxy statement/prospectus.

In connection with our acquisition of POM (as defined herein), we acquired POM’s non-capital losses, which NMRC (as defined herein) has represented to be at least $213.0 million. However, our ability to use these or other non-capital losses may be limited in the future.

As of September 30, 2019, we had non-capital loss carryforwards totalling approximately $375 million, of which approximately $162 million were derived from our gaming business and approximately $213 million were acquired by GCEL as part of the POM Acquisition (as defined herein). The POM non-capital losses acquired have been reduced due to temporary differences in accounting treatment since the POM Acquisition, as a result of POM income which exceeded estimates during the period beginning on January 1, 2018 and ending on the date of the POM Acquisition, or July 12, 2018. The reduction in non-capital losses did not require a price adjustment as it was within the limitations agreed to by GCEL and NMRC. The Canadian tax authorities could potentially seek to challenge the amount of such losses or GCEL’s ability to use such losses against future income, in which case we may be subject to income tax sooner than anticipated. In addition, if we were to undergo a change of control for Canadian tax purposes (whether as a result of this transaction or otherwise), we would no longer be able to utilize the POM losses and our ability to utilize any other losses would potentially be subject to certain limitations. Furthermore, our ability to utilize non-capital losses of other companies that we may acquire in future could be subject to limitations.

The Municipal Property Assessment Corporation may, in certain circumstances, increase our assessments for Ontario property tax, which could result in an increase in our total property tax liability.

We are subject to real property tax in Ontario based on the assessed value of our Ontario casinos as determined by the Municipal Property Assessment Corporation (“MPAC”). In our financial statements, we have accrued liability for Ontario real property tax based on the valuations and assessments received from MPAC. In certain cases, however, including if we decide to appeal an assessment, MPAC, or a municipality, is entitled to seek a revision (including an increase) to a previously issued assessment. We would have the ability to contest such a proposed increase. In the event an increase in the assessment is ultimately approved by the Assessment Review Board, there could be an increase in the amount of tax payable and our aggregate property tax liability could be increased, which could have a negative impact on our financial condition.

From time to time, we are a defendant in a variety of litigation matters that may cause us to pay damages if we are unsuccessful in defending against such actions or unable to cover damages with insurance proceeds.

We are involved, from time to time, in a variety of litigation or regulatory investigations arising out of our business, including actions related to patron claims, labor and employees, BCLC’s GameSense Self Exclusion Program, Ontario’s Self Exclusion Program, regulatory compliance and other operational matters. We establish reserves for matters in which losses are probable and can be reasonably estimated. While we believe that we have established adequate accruals for our expected future liability with respect to our pending legal actions and proceedings, our liability with respect to any such action or proceeding may exceed our established accruals. It can be particularly difficult to gauge the potential impact of litigation that involves novel claims, such as claims based on the BCLC’s GameSense Self Exclusion Program and Ontario’s Self Exclusion Program which are premised on customers’ claims that they were permitted to participate in gaming activities on our gaming properties despite having voluntarily registered themselves with the applicable self-exclusion program. These claims are also frequently pursued as class actions. There can be no assurance that our established accruals or insurance will cover all claims that may be asserted against us. Should any final judgments or settlements not be adequately covered by our established accruals or insurance, such uncovered losses could increase our costs and thereby lower our profitability, as well as adversely affect our cash flows and liquidity.

A significant portion of our labor force is covered by collective bargaining agreements. Wage and/or benefit increases resulting from the renewal of a collective bargaining agreement or our inability to reach an agreement with the unions could have an adverse impact on our operations.

As of September 30, 2019, approximately 53% of our employees were covered by 26 union certifications, each of which must be renegotiated every few years. A prolonged dispute with the unionized employees or any labor unrest, strikes or other business interruptions in connection with labor negotiations or other employee compensation could have an adverse impact on our operations. Further, adverse publicity in the marketplace related to union messaging could further harm our reputation and reduce customer demand for our services.

Strikes, lockouts, work stoppages or similar actions could restrict our ability to operate our properties and service our customers and may negatively affect customer experience and access, as well as our business financial condition and results of operations. For example, from June 2018 to November 2018, we experienced a strike action at our four Thompson-Okanagan properties certified with the BCGEU that adversely affected our financial results from these properties. In addition, wage and benefit increases resulting from new labor agreements and the certification of additional bargaining units at our properties could have an adverse impact on our results of operations. See “Business—Employees.”

Gateway’s success following the business combination will be largely dependent upon the efforts of certain key personnel and management. In addition, Gateway will be in a period of management transition following the business combination.

Loss of key personnel and management or our inability to attract and retain new qualified personnel and management could hurt our business and inhibit our ability to operate and grow successfully. No assurance can be given that our key personnel and management will continue their association or employment with us or that replacement personnel with comparable skills can be found. We have sought to and will continue to ensure that management and any key employees are appropriately compensated, however, their services cannot be guaranteed. If we are unable to attract and retain key personnel, our business may be adversely affected. In addition, we will be in a period of management transition upon consummation of the Transactions. Marc Falcone is expected to become our new Chief Executive Officer and President shortly following the consummation of the Transactions, and we currently do not have a Chief Financial Officer. See “Information about Executive Officers, Directors and Nominees.” We have not yet finalized an employment agreement with Mr. Falcone. As such, we cannot assure you that we will be able to reach a final agreement with Mr. Falcone or, if we are able to reach agreement, the final terms of such agreement. In addition, our board composition will change as described in “Information about Executive Officers, Directors and Nominees.” Management transition periods can be difficult as the new management gains detailed knowledge of our operations, and until we fully integrate our new chief executive officer and a new chief financial officer, the implementation of our business and growth strategies may be delayed. Furthermore, leadership transitions may increase the likelihood of employee turnover, which could result in disruptions to our operations.

If we are unable to attract and retain qualified and skilled employees, our ability to effectively operate our properties may be impaired, which could have a material adverse effect on our businesses and results of operations.

Our businesses are dependent upon attracting and retaining a large number of skilled employees who reflect our brand images and cultures. Many of these employees are in entry level or part-time positions with historically high rates of turnover. If we are unable to hire, train and retain employees capable of consistently providing a high level of service to our customers, we may not be able to maintain our competitive strength in offering our customers a favorable gaming experience or to fully realize the benefits expected to result from our formal customer service initiatives and targeted marketing initiatives, which could lead to decreased foot traffic, as well as to increased costs associated with hiring and training new employees.

Our ability to meet our labor needs while controlling the costs associated with hiring and training new employees is subject to external factors such as unemployment levels, prevailing wage rates, minimum wage legislation and changing demographics in Canada. In particular, proposed minimum wage increases will have an impact on labor costs and our labor force, where the applicable legislation is enacted. Changes that adversely affect our ability to attract and retain quality employees could have a material adverse effect on our businesses and results of operations.

Certain of our executive officers and directors are affiliated with entities engaged in business activities in adjacent sectors to those in which we operate business activities and, accordingly, may have conflicts of interest in (i) determining whether a particular business opportunity should be presented to us or to another entity or (ii) with respect to certain operating decisions we may make in the future.

Certain of our executive officers and directors are affiliated with entities engaged in business activities in adjacent sectors to those in which we operate business activities. As a result, such individuals may become aware of business opportunities which may be appropriate for presentation to us and to other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have conflicts of interest in (i) determining whether a particular business opportunity should be presented to us or to another entity or (ii) with respect to certain operating decisions we may make in the future. These conflicts may not be resolved in our favor and a potential business opportunity may be presented to another entity prior to its presentation to us. In addition, certain operational decisions may require certain of our executive officers and directors to recuse themselves from such decisions if conflicts of interest arise.

Municipal restrictions or prohibitions may affect our operations.

Municipalities in British Columbia, Ontario and Alberta have the right to restrict or prohibit gaming properties, including slot machines, within their boundaries. Gaming proposals are often controversial land use issues and can be highly contested by local politicians, residents and other intervenors. In the event that a host municipality passes a by-law or zoning change prohibiting or restricting gaming properties, our business, financial conditions and future prospects would be adversely affected.

Renewal of lease agreements for our properties may not be obtained or if obtained, may be on less favorable terms.

A majority of our properties operate out of premises that are subject to lease agreements. There is a risk that we may not be able to negotiate lease renewals with landlords on terms that are commercially reasonable or acceptable to us or that we may not be able to successfully relocate our properties if we decide not to renew any one or more of our leases. This could negatively affect our business and results of operations.

On closing of the Sale and Leaseback Transactions (as defined herein), we transferred our freehold interest in the lands and premises constituting each of the SLB Properties (as defined herein). Although the operation of the properties on the SLB Properties is expected to continue in the ordinary course, the long-term Leases may, in certain circumstances, be terminated or, subject to the approval of the BCLC, assigned to other third-party landlords. Any such termination or assignment could have a significant adverse effect on our business, financial condition and results of operations at our Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley.

The long-term Leases will also require significant periodic cash payments in respect of the required rent thereunder, which we have not historically incurred for the SLB Properties, and other allocated operating and maintenance costs. The increase in our rent expense may have an adverse impact on our future operations and profitability. The sale of each of the SLB Properties also eliminates these significant assets from our real property holdings, which may impact our ability to secure financing in the future (at commercially reasonable interest rates or at all), as the number and value of assets available to us to pledge as collateral is reduced as a result of the Sale and Leaseback Transactions.

The British Columbia tax authorities could take the position that the leases entered into in connection with the Sale and Leaseback Transactions are subject to property transfer tax.

The Property Transfer Tax Act (British Columbia) provides that property transfer tax is payable on registration of a lease with a term (including renewals, whether or not exercised) over 30 years at the time of registration at the British Columbia Land Titles Office. In determining whether or not a lease exceeds 30 years, the statute requires that the term under any option to lease that is registered within 6 months be included. Prior to the closing of the Sale and Leaseback Transactions, certain of the Company’s subsidiaries entered into leases for the SLB Properties for a term of less than 30 years, which leases were registered with the British Columbia Land Titles Office. In connection with the Sale and Leaseback Transactions, the same subsidiaries entered into additional options to lease, which options to lease have not, as of January 30, 2020, been registered with the British Columbia Land Titles Office. To the extent these options to lease are registered with the Land Titles Office in the future, the British Columbia tax authorities could potentially take the position that the renewal period under the options to lease should be included in calculating whether the term of the initial leases exceeded 30 years. If the British Columbia tax authorities were to assert and successfully maintain such a position, our property tax liability could be increased, which could have a negative impact on our financial condition.

Chances Squamish and Casino Rama Resort are leased property on reserve lands (as such term is defined in the Indian Act (Canada)), which means there is no guarantee of title to our property under the Indian Land Registry System and the validity of our lease is subject to potential approval irregularities that can arise with any reserve land.

Chances Squamish is leased property pursuant to a lease with the Government of Canada and the Squamish Indian Band in respect of certain lands on Stawamus Indian Reserve No. 24, which are held by the federal Crown for the use and benefit of the Squamish Indian Band. Our leasehold interest in the Chances Squamish lands is registered in the Indian Land Registry System. The main parcel of the Casino Rama Resort land is subject to a lease between Casino Rama Inc., an affiliate of Rama First Nation, and the Government of Canada pursuant to a commercial ground lease. On May 1, 2018, the Chippewas of Rama First Nation Land Code came into effect, which transferred land administration for these lands from the Government of Canada to Rama First Nation pursuant to the First Nations Land Management Act (Canada). The Casino Rama Resort property is subleased by Casino Rama Inc. to the OLG. The OLG in turn sub-subleases the Casino Rama Resort property to us. Our sub-sub-leasehold interest in the main parcel of the Casino Rama Resort land is registered in a first nations land registry system created pursuant to such First Nation Land Management Act (Canada). Such registry systems are not Torrens systems, and as such do not guarantee title nor provide an assurance fund to indemnify registrants against losses arising from, among other things, errors made by the registrar or from fraud. As with all such lands, potential irregularities in either the approval of the designation of the lands as reserve lands, the lease documents themselves, the registration systems, or the lease approval process of the band council are a risk to the validity of the lease. While we have no reason to believe that any such irregularities have occurred, there can be no assurance in this regard.

The unique ownership structure of the Casino Rama Resort operations adds a heightened level of risk as compared to other casino operations.

The Casino Rama Resort property is subleased by Casino Rama Inc. to the OLG. The OLG in turn sub-subleases the Casino Rama Resort property to us. Certain adjacent lands are also owned by Rama First Nation and leased directly to the OLG, and the OLG then subleases this land to us. Certain rights and obligations of Casino Rama Inc., Rama First Nation and the OLG are documented in other ancillary agreements.

Given the unique ownership structure and the number of interested parties with various rights, including approval rights and rights to consultation, we are likely to encounter more extensive reporting obligations than we do at our other properties and will be required to address the rights held by interested parties, which may result in delays or other issues when making major decisions regarding the operation or development of this property. Moreover, given that (i) our direct contractual relationship is with the OLG, (ii) there are certain communication obligations and rights with Casino Rama Inc. and Rama First Nation that the OLG retains, and (iii) we have no contractual relationship with Rama First Nation, we must rely on the OLG to enforce any rights against Casino Rama Inc. or Rama First Nation.

Delays or impediments to effecting operational or development decisions with respect to the Casino Rama Resort property, or an inability to enforce our rights against one or more interested parties, would have an adverse effect on our business, financial condition and results of operations.

We are dependent upon technology services and electrical power to operate our business, and if we experience damage or service interruptions, we may have to cease some or all of our operations, resulting in a decrease in revenue.

Our gaming operations rely heavily on technology services and an uninterrupted supply of electrical power. Our security system and all our slot machines are controlled by computers and reliant on electrical power to operate. Without electrical power or the supply of technology services needed to run our computers, we may be unable to conduct all or part of our gaming operations. Any unexpected interruption in our technology services or our electrical power supply is likely to result in an immediate, and possibly substantial, loss of revenue due to a shutdown of our gaming operations. Although our systems have been designed around industry-standard architectures to reduce downtime in the event of outages or catastrophic occurrences, they remain vulnerable to damage or interruption from earthquakes, floods, fires, power loss, telecommunication failures, terrorist attacks, computer viruses, computer denial-of-service attacks and similar events. See “—We may not have or may not be able to obtain adequate insurance to cover all risks incident to our business.”

The concentration and evolution of the slot machine manufacturing industry or other technological conditions could impose additional costs on us.

A substantial majority of our revenue will be attributable to slot machines operated by us at our various casinos. It is important that, for competitive reasons, we offer the most popular and up-to-date slot machine games with the latest technology to our guests.

In recent years, the prices of new slot machines with additional features have escalated faster than the general rate of inflation. Furthermore, in recent years, slot machine manufacturers have frequently refused to sell slot machines featuring the most popular games, instead requiring participation lease arrangements in order to acquire the machines. Participation slot machine leasing arrangements typically require the payment of a fixed daily rental. Such agreements may also include a percentage payment of coin-in or net win. Generally, a participation lease is substantially more expensive over the long term than the cost to purchase a new machine. For competitive reasons, we may choose to purchase new slot machines or enter into participation lease arrangements that are more expensive than the costs associated with the continued operation of our existing slot machines. If the newer slot machines do not result in sufficient incremental revenues to offset the increased investment and participation lease costs, it could hurt our profitability.

We rely on a variety of hardware and software products to maximize revenue and efficiency in our operations. Technology in the gaming industry is developing rapidly, and we may need to invest substantial amounts to acquire the most current gaming and hotel technology and equipment in order to remain competitive in the markets in which we operate. In addition, we may not be able to successfully implement and/or maintain any acquired technology.

Hold levels for our gaming operations depend on a variety of factors, some beyond our control. Accordingly, our casino revenue may deviate from theoretical expectations.

The gaming industry is characterized by an element of chance. In addition to the element of chance, hold levels are also affected by other factors, including players’ skill and experience, the mix of games played, the financial resources of players, the spread of table limits, the volume of bets played and the amount of time played. Our casino revenue is mainly derived from the difference between the amount of buy-in of our customers and the payouts to these gaming customers. Due to the factors above, over a limited period of time, the actual hold levels of our casino operations may deviate (higher or lower) from theoretical expectations. In such a situation, the level of our casino revenue could be meaningfully impacted, including that we may suffer losses in our casino operations. To the extent that such a situation occurred, it could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are subject to many of the operating risks common to the hotel business, which may adversely affect our hotel occupancy and rental rates.

A portion of our revenue is derived from our hotel and convention services. In the nine months ended September 30, 2019 and the years ended December 31, 2018 and 2017, revenue from our hotel and convention services represented 2.5%, 2.6% and 3.0%, respectively, of our consolidated revenue. The hotel business is highly competitive and may be subject to greater volatility than our gaming business. While our hotel business represents a small portion of our operations, operating risks common to the hotel business could adversely affect hotel occupancy and the rates that can be charged for hotel rooms, as well as increase our operating expenses. Such risks include, among other things:

•	competition from existing hotels in our regions and new hotels entering our region, particularly those providing convention services;

•	reduced business and leisure travel; and

•	the quality and performance of the managers and other staff of our hotel.

These factors may affect our occupancy and rental rates, as well as our convention related revenue, and have an adverse effect on our business, financial condition and results of operations.

Furthermore, our hotel services may be provided on the basis of long-term contractual arrangements with hotel operators. There is a risk that we may not be able to negotiate renewals of these contracts on terms that are commercially reasonable or acceptable to us or that we may not be able to successfully replace a hotel operator if we decide not to renew any one or more of such contracts. This could negatively affect our business and results of operations.

We have incurred net losses in the past and may not experience positive net income in the future.

We have incurred net losses in the past and may incur net losses in the future. To the extent that our revenues decline or do not grow at anticipated rates, our expenses increase or we do not operate our business profitably, our net income could be negatively impacted in the future.

If we have a fair value impairment in a business segment, our net earnings and net worth could be materially and adversely affected by a writedown of intangible assets or fixed assets.

We conduct an impairment analysis at the end of each reporting period when events or changes in circumstances indicate that the carrying amount of our assets may not be recoverable. This analysis requires our management to make significant judgments and estimates, primarily regarding expected growth rates, the terminal value calculation for cash flow and the discount rate. We determine expected growth rates based on internally developed forecasts, which consider our future financial plans. We establish the terminal cash flow value based on expected growth rates, capital spending trends and investment in working capital to support anticipated sales growth. We estimate the discount rate used based on an analysis of comparable company weighted average costs of capital, which consider market assumptions obtained from independent sources. The estimates that our management uses in this analysis could be materially impacted by factors such as specific industry conditions, changes in cash flow from operations and changes in growth trends. In addition, the assumptions our management uses are management’s best estimates based on projected results and market conditions as of the date of testing. Significant changes in these key assumptions could result in indicators of impairment when completing the annual impairment analysis. We remain subject to future financial statement risk in the event that goodwill or other identifiable intangible assets become impaired, including in connection with intangible assets acquired in connection with the Ontario acquisitions. For further discussion of key assumptions in our critical accounting estimates, see “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Application of Critical Accounting Estimates and Judgements.”

We may not have or may not be able to obtain adequate insurance to cover all risks incident to our business.

We currently maintain customary insurance of the types and amounts it believes are consistent with prudent industry practice; however, we are not fully insured against all risks incident to our business. We are not obliged to maintain any such insurance if it is not available on commercially reasonable terms other than in Ontario, where our COSAs require us to maintain insurance, and in certain other instances where insurance requirements are customary. There can be no guarantee that such insurance coverage will be available in the future on commercially reasonable terms or at commercially reasonable rates or that the amounts for which we are insured, or the proceeds of such insurance, will compensate us fully for our losses. In addition, the insurance coverage obtained with respect to our business and properties will be subject to limits and exclusions or limitations on coverage. There can be no assurance that the insurance proceeds received by us in respect of a claim will be sufficient in any particular situation to fully compensate us for losses and liabilities suffered. If a significant accident or event occurs that is not fully insured, it could adversely affect our results of operations, financial position or cash flows.

We have a substantial amount of indebtedness, which may adversely affect our ability to operate our business, remain in compliance with debt covenants or make payments on our indebtedness.

We have significant debt obligations. If we are unable to meet our debt obligations, we may need to consider refinancing or amending our debt instruments, reducing or deferring any contemplated dividend payments or adopting alternative strategies to reduce or delay expenditures, such as selling assets or seeking additional equity capital. As of September 30, 2019, we had outstanding indebtedness of approximately $1,133.1 million (excluding the unamortized portion of the deferred transaction costs and debt premium related to the embedded derivative).

Our substantial debt has important consequences. For example, it could:

•	make it more difficult for us to satisfy our obligations under such indebtedness;

•	increase our vulnerability to general adverse economic and industry conditions;

•

require us to dedicate a substantial portion of our cash flow from operations to payments on our debt, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, dividends and other general corporate purposes;

•	limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

•	place us at a competitive disadvantage to our competitors with less debt than us; and

•

limit, among other things, our ability to borrow additional funds, even when necessary to maintain adequate liquidity or to fund important capital projects, such as new construction, relocations, renovations or equipment upgrades.

We may also incur substantial additional debt in the future, including to fund our capital projects or to refinance existing indebtedness, which could exacerbate the risks above.

We will require a significant amount of cash to service our debt. Our ability to generate cash depends upon many factors beyond our control, and changes in interest rates and credit spreads may cause our debt financing costs to increase. Any failure to meet our debt service obligations could harm our business, financial condition and results of operations.

Our ability to make payments on our indebtedness and to fund working capital needs and planned capital expenditures will depend upon our ability to generate cash in the future. Our ability to do so is largely subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control, including prevailing economic, financial and industry conditions. Our business may not generate sufficient cash flow from operations to repay, and future borrowings may not be available to us in an amount sufficient to enable us to repay our indebtedness or to fund dividends or our other liquidity needs. We may need to refinance all or a portion of our indebtedness at or before maturity. We may not be able to refinance any of such indebtedness on commercially reasonable terms or at all. Our ability to restructure or refinance our indebtedness will depend on the condition of the debt and capital markets and our financial condition at such time. In addition, any refinancing of our indebtedness could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. Any failure to make scheduled payments of interest and principal on our outstanding indebtedness could, among other things, result in an acceleration of our debt repayment obligations. Our inability to generate sufficient cash flow to satisfy our debt service obligations, or to refinance or restructure our obligations on commercially reasonable terms (or at all), could have a material adverse effect on our business, financial condition and results of operations.

Restrictive covenants in the agreements and instruments governing our indebtedness may limit our flexibility in operating our business.

The indenture governing the 8.25% Notes (as defined herein), the A&R Credit Agreement governing the 2018 Senior Secured Credit Facility (as defined herein) and the Holdings Credit Agreement governing the Holdings Term Loan (collectively, the “Debts”) contain provisions that limit our discretion to operate our business by restricting our ability to, among other things:

•	incur additional indebtedness;

•	create liens;

•	make restricted payments;

•	make certain payments and distributions (including the payment of dividends);

•	engage in certain business activities;

•	make investments and capital expenditures; and

•	engage in mergers, amalgamations, consolidations and certain reorganizations or transfers and sales of assets.

The Holdings Credit Agreement contains a customary passive holding company covenant that restricts Holdings’ ability to engage in business operations unrelated to its equity interest in GCEL. In addition, the Holdings Credit Agreement contains provisions that, depending on the amount of redemptions by LACQ’s public stockholders in connection with the Transactions, may require us to seek a waiver or consent to consummate the Transactions.

The restrictive covenants contained in the Debts may restrict our ability to expand our business or to pursue our business strategies that would be beneficial to us or to our shareholders, including our ability to generate cash flow in the future, borrow under our debt instruments or incur new indebtedness. We cannot assure you that future borrowings will be available to us under our Debts in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We cannot assure you that we will be able to access the capital markets in the future to borrow additional indebtedness on terms that are favorable to us. Our ability to comply with these and other provisions may be affected by changes in our business condition or results of operations, adverse regulatory developments or other events beyond our control, including changes in general economic and business conditions. A breach of any of these and other covenants or our inability to comply with required financial ratios could result in us being in default under these agreements, which could materially adversely affect our business, financial conditions, results of operations and liquidity.

Foreign currency exchange rates may adversely affect the Canadian dollar amount of principal and interest payable under our US dollar denominated debt.

We are exposed to foreign exchange rate risks because the Debts are denominated in US dollars. If we are unable to fully mitigate our exposure to these risks, our operating results may be adversely affected. We have entered into cross currency interest rate swaps (“CCIRS”) contracts to manage known currency exposure on its US dollar denominated long-term debt. The CCIRS contracts also convert the interest rate risks on the term loans from being a floating rate to a fixed rate loan. The CCIRS contracts require the periodic exchange of payments with the exchange at maturity of notional principal amounts on which the payments are based.

Currently, the CCIRS contracts cover (i) 75% of the Term Loan B (as defined herein), or, US$330 million, (ii) 75% of the principal of the 8.25% Notes, or US$191 million and a forward contract covers (iii) 90% of the Holdings Term Loan or, US$135 million. The CCIRS contracts pertaining to the Term Loan B: (i) terminate on March 14, 2022; (ii) are fixed at a US dollar foreign exchange rate of 1.3166; and (iii) bear a fixed weighted average interest rate of 4.94%. The CCIRS contracts pertaining to the 8.25% Notes: (i) terminate on March 1, 2021; (ii) are fixed at a US dollar to Canadian dollar foreign exchange rate of 1.3168; and (iii) bear a fixed weighted average interest rate of 7.85%. The forward contract contracts pertaining to the Holdings Term Loan are at a fixed rate of 1.3500 and may be settled at any time prior to May 8, 2020. For more information about our foreign exchange rate risk exposure, see “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Foreign Exchange Rate Risk.”

Changes in accounting standards could affect our reported results.

The IASB, or other regulatory bodies, periodically introduce modifications to financial accounting and reporting standards or issue new financial accounting and reporting standards under which we prepare our consolidated financial statements. These changes can materially affect the means by which we report financial information, affecting our reported results of operations. We could also be required to apply new or revised standards retroactively.

More specifically, several new or amended standards and interpretations to IFRS are expected over the coming years. In particular, both IFRS 9, Financial Instruments and IFRS 15, Revenues from Contracts with Customers went into effect on January 1, 2018 and IFRS 16, Leases went into effect on January 1, 2019. There is a material impact as a result of IFRS 16 due to the recognition of a right-of-use asset and a lease liability for leases that were previously treated as operating leases by us. See “Index to Financial Statements—Notes to GTWY Holdings Limited Consolidated Financial Statements—Note 4.”

The pro forma financial statements and other pro forma financial information included in this proxy statement/prospectus are presented for illustrative purposes only and may not be an indication of our financial condition or results of operations following the consummation of the Transactions.

The pro forma financial statements and other pro forma financial information included in this proxy statement/prospectus are presented for illustrative purposes only, are based on various adjustments and assumptions, and are not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the Transactions been completed on the dates indicate. The pro forma financial statements and pro forma financial information also may not be an indication of our financial condition or results of operations following the consummation of the Transactions.

The pro forma financial statements for the fiscal year ended December 31, 2018 include assumptions relating to the Central Bundle. Our actual results may have been significantly different if we had owned the Central Bundle for all of fiscal 2018. In addition, the pro forma financial statements for the fiscal year ended December 31, 2018 are based on certain unaudited financial information for the Central Bundle prepared or provided by the OLG. Specifically, the Central Bundle financial information is based on unaudited site financial information prepared or provided by the OLG for the period of January 1, 2018 to July 17, 2018. The unaudited site-level financial information prepared or provided by the OLG for the Central Bundle does not include certain information and adjustments necessary to conform with IFRS as issued by the IASB.

The historical financial information for the Ontario properties prior to our acquisition thereof was prepared or provided by the OLG and consists of audited combined schedules of revenue and direct expenses only and does not represent complete financial statements; care should be taken when relying upon such information.

The audited annual financial information and results of the Southwest Ontario properties, North Ontario properties and Central Ontario properties included in this proxy statement/prospectus were prepared or provided by the OLG and consist of combined audited schedules of revenue and direct expenses that are not fully consistent with the statements provided for significant acquisitions under Sections 13 and 15(d) of the Exchange Act and do not include a balance sheet, statements of cash flows or the related footnotes to such financial statements. In addition, this financial information does not include certain information and adjustments necessary to conform with IFRS as issued by the IASB.

Risks Related to Acquisitions, Dispositions and Capital Projects

We may not realize the anticipated benefits from an acquisition, including the Ontario acquisitions.

Acquisitions, including the Ontario acquisitions, involve the integration of entities that were previously operated independently by other companies or by Crown corporations such as the OLG. The combined operations resulting from acquisitions may not realize anticipated benefits, synergies or cost reductions. In addition, other benefits expected from an acquisition, including the Ontario acquisitions, may not be realized on the timeframe we project or at all. Any acquisition, including the Ontario acquisitions, carries the risk that the resulting changes to our operations, including in respect of property and equipment locations, management and employee base, policies, philosophies and procedures, could have unanticipated effects or require more resources than intended. Although the Ontario acquisitions will generally be subject to risks similar to those to which we are subject in our existing businesses, the new operations may increase these risks. For example, the increase in the scale of our operations may increase our operational risks.

Our ability to realize the benefits associated with the Ontario acquisitions will depend to a significant degree upon our ability to manage our expanded enterprise and the associated increased costs and complexity, as well as the challenges of operating in a new market in which we do not have prior operational experience. In order to support this expanded enterprise, we will need to achieve revenues from the Ontario properties consistent with our business expectations, which may prove more difficult than currently expected. While the purchase prices for the Southwest Ontario properties, North Ontario properties and Central properties were $75.3 million (excluding cash, cash equivalents, non-cash working capital and taxes), $69.1 million (excluding cash, cash equivalents, non-cash working capital and taxes), and $62.6 million (excluding cash, cash equivalents, non-cash working capital and taxes), respectively, the total cost associated with the Ontario acquisitions, including actual and future development capital expenditures at the respective properties, is expected to be approximately $500 million to $530 million in total through 2022. However, actual capital expenditures at the Southwest Ontario, North Ontario and/or Central Ontario properties may exceed these estimates, which could have an adverse impact on our cash flows and liquidity.

The anticipated cost savings described in this proxy statement/prospectus are based on estimates and assumptions that we consider reasonable but that are inherently uncertain. Our expected cost savings, as well as any revenue or other benefits or synergies, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. As a result, there can be no assurance that our expected cost savings, as well as any potential revenue or other benefits or synergies, will be realized in the timeframe we currently anticipate or at all. Any failure to achieve our expected benefits could affect our profitability, cash flows and liquidity.

We may experience delayed integration and unanticipated costs and liabilities relating to acquisitions.

Historically, before making an acquisition, we have conducted what we believe to be thorough due diligence. However, when we compete in government procurement processes, like the OLG Modernization Plan (as defined herein), the amount of due diligence that we are able to conduct may be limited by such processes and other constraints. It is possible that we will make an acquisition that may not subsequently perform in line with management’s financial or strategic objectives. Acquisitions may also be subject to regulatory approvals that are beyond our control, which may result in delayed integration and increased costs. Changes in the competitive and economic environment, as well as other factors, may lower revenues. There may also be unexpected delays in implementing certain plans relating to the acquisition, leading to delays in achieving full integration. Delayed integration and increased costs could have a material adverse effect on us.

In connection with acquisitions made by us (including the Ontario acquisitions), there may also be liabilities, such as environmental liabilities (including liabilities related to the presence or migration of contaminants at or from acquired properties), litigation and regulatory liabilities, which we failed to discover or were unable to quantify in the due diligence conducted prior to the respective closing dates. We may not be indemnified for some or all of any undiscovered or contingent liabilities. In addition, although the vendors in our acquisitions may have agreed to indemnify us for certain losses, there is no assurance that such vendors will have sufficient funds available to satisfy the indemnities if called upon to do so. The discovery of any such liabilities could have a material adverse effect on our business, financial condition or future prospects.

We may pursue additional acquisition opportunities and our efforts to integrate recent acquisitions and complete future acquisitions may not be successful and such efforts may subject us to considerable business and financial risks.

We may continue to pursue additional acquisition opportunities. While we evaluate potential acquisitions on an ongoing basis, we may not be successful in assessing the value, strengths and weaknesses of acquisition opportunities or completing acquisitions on acceptable terms. For example, to the extent that our analysis and market studies performed by third parties are not accurate indicators of market, business and gaming trends, we may not appropriately evaluate or realize the future market growth or business opportunities that we expect from an acquisition. Furthermore, we may not be successful in identifying acquisition opportunities, and suitable acquisition opportunities may not be made available or known to us. In addition, we may compete for certain acquisition targets with companies that have greater financial resources than we do. We may finance future acquisitions through cash provided by operating activities, borrowings under our bank credit facility (to the extent allowed by the terms of the credit facility) and/or other debt or equity financing. All of these financing mechanisms could reduce our cash available for other purposes.

We may incur significant expenses while pursuing acquisitions, which could negatively affect our financial condition and results of operations. For example, past acquisitions have presented financial reporting, accounting and internal controls challenges, as we integrate the operations of acquired properties into our centralized financial reporting and accounting systems from their legacy systems. Such financial reporting and accounting integration (including putting in place proper processes, controls and procedures) has diverted management’s time and resources and requires us to put in place additional personnel to help effectively oversee these functions at such properties.

We may not be able to successfully manage acquired businesses or increase our cash flow from these operations. If we are unable to successfully implement our acquisition strategy or address the risks associated with acquisitions, or if we encounter unforeseen expenses, difficulties, complications or delays frequently encountered in connection with the integration of acquired entities and the expansion of operations, our growth and ability to compete may be impaired, we may fail to achieve acquisition synergies and we may be required to focus resources on integration of operations rather than other profitable areas. In addition, the increased costs associated with any acquisitions and related capital expenditures may not be offset by corresponding increases in our revenues, which would decrease our operating margins.

While we intend to complete the gaming properties in London, Sudbury, Kenora, North Bay, Wasaga Beach, Delta and Mission on schedule, these properties may not be completed on a timely basis, on anticipated terms or at all due to unforeseen factors.

As part of our acquisition of the North Ontario properties, we acquired the opportunity to build new gaming properties in both the Kenora and the North Bay areas. In addition, as part of our acquisition of the Central Bundle, we acquired the opportunity to build a new gaming property in either Wasaga Beach or Collingwood. The proposed properties are subject to the necessary government approvals. There is no guarantee we will obtain such approvals. If the new gaming properties and related projects are not completed on schedule, our profitability may suffer. In addition, we may experience unexpected delays or unanticipated capital costs during development, which may have an adverse effect on our financial condition. The expansion, rebranding and/or relocation of the Chances Mission, Delta (relocation of the closed Newton Bingo Country licence), Western Fair District London Slots and Sudbury Downs Slots may not be completed on a timely basis, on anticipated terms or at all.

We have commenced expansion, rebranding and/or relocation efforts at the Chances Mission, Delta, Western Fair District London Slots and Sudbury Downs Slots, which are expected to be completed in the next one to two years. However, there is no guarantee that the scheduled work will be completed on a timely basis, on anticipated terms or at all.

While we have received initial municipal approval for the relocation of its Sudbury Downs Slots facility, an appeal of that decision has been filed in the Local Planning Appeal Tribunal by certain individuals and community groups, which, if successful, would delay the proposed relocation pending further appeals or court challenges. Subject to extension by the tribunal, a first hearing is expected in May 2020 with a decision expected in Summer 2020. Furthermore, an individual has also appealed the decision of Council to the Ontario Superior Court of Justice. That court action is not currently scheduled, but based on the document exchange set, it is expected the hearing will be scheduled for March or April 2020 with a decision due by May 2020. There is no certainty over whether these individuals and community groups will be partially or wholly successful in obtaining the relief sought. If the relief sought is granted, it could have a material adverse effect on the relocation of the Sudbury Downs facility and the anticipated growth therefrom.

We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.

We are reviewing various strategic alternatives for a disposition of the Edmonton Region operations. However, there can be no assurance that a disposition will be completed in a timely manner or at all. The

Edmonton Region operations are presented in our consolidated financial statements as discontinued operations. In the event we do not complete a disposition in a timely manner, we may be required to again reflect the Edmonton Region operations as part of our continuing operations for financial accounting and reporting purposes. Such a change would also require us to recast our financial statements retrospectively for all reportable periods, which would change the information being reported herein for those periods. Any disposition of the Edmonton Region operations would be subject to receipt of third-party consents and regulatory approvals, and may not be on favorable terms to us. The consummation of the Transactions is not conditioned on completion of the sale of the Edmonton Region operations. The Merger Agreement permits, but does not require, the sale of the Edmonton Region operations prior to the consummation of the Transactions. For more information regarding the Edmonton Region, including financial information, see the discussion and financial information relating to discontinued operations in the “Business” and “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of this proxy statement/prospectus, and “Note 19—Discontinued operations” to our Unaudited Condensed Consolidated Interim Financial Statements included in this proxy statement/prospectus and “Note 26— Discontinued operations” to our audited consolidated financial statements included in this proxy statement/prospectus.

Construction may interfere with our operations.

Capital projects to improve our properties and our guest experience may result in construction disruptions and may affect our properties’ appearances in the short-term. Such disruptions may have an adverse impact on attendance at our properties, resulting in a negative impact on our revenues. Construction and development costs may be higher than expected and we may not have the funds required to pay any excess costs. Some of our major construction projects may entail other significant risks, such as shortages of material or labor, unanticipated cost increases or work stoppages.

Our efforts to grow through the acquisition, location, relocation and development of new gaming operations may not be successful.

The acquisition and development of our gaming operations involves significant risks and is dependent on our ability to identify, acquire and develop suitable sites for potential development of new properties or acquisition of existing properties in both new and existing markets. The cost of acquiring or developing a new property is substantial, and success is not assured. The expansion of our gaming operations is also contingent upon receiving and maintaining all regulatory licenses, permits, approvals, registrations and findings of suitability. The timely and successful completion of any acquisition or capital development is subject to regulatory and municipal approvals and we may not be able to determine when, or if, the necessary approvals will be granted.

We may experience difficulties with our internal systems and controls during periods of growth.

As a result of acquisitions and property developments, there may be significant demands that are placed on our managerial, operational and financial resources, including its personnel and systems. In particular, there may be demands on our operational and accounting information systems and controls and other accounting systems resulting from growth in our operations. No assurance can be given that our systems, procedures and controls will be adequate to support the expansion of our operations resulting from growth. While we take action to maintain internal systems and controls, future operating results could be affected by the ability of our officers and key employees to manage changing business conditions, expansion opportunities and acquisitions, and to upgrade, implement and/or improve operational and financial controls and reporting systems.

Our capital projects, including our growth initiatives, may not receive the required resources.

The nature of our business and our growth strategy dictates a significant amount of expenditure on physical premises, associated amenities and related technologies. In addition, capital projects are often encouraged by the

Gaming Regulators and Crown corporations to ensure modernization. If our capital projects are not managed effectively, or are not allocated sufficient financial and managerial resources, we may be unable to effectively manage the cost of construction, third-party contractors and the third-party consultants engaged in our capital projects. As such, our profitability may suffer.

Risks Related to Ownership of Holdings Common Shares

Shareholders will be subject to certain ownership constraints, which limit the number of common shares that a shareholder may acquire without the prior written approval of the Gaming Authorities and Gaming Regulators.

Our common shares are subject to share constraints pursuant to the provincial statutes and regulations that govern our business and certain of our gaming operating agreements.

In British Columbia, approval of the GPEB is required in advance of the acquisition or disposition of a 5% or greater ownership or beneficial ownership of common shares by any person or group of persons acting in concert. Further, through the OSAs, the BCLC restricts share ownership of our common shares without approval from the BCLC and GPEB. No person or group of persons acting jointly or in concert may hold or beneficially own a Significant Interest without obtaining prior written consent of GPEB and the BCLC. In addition, any person or group of persons acting jointly or in concert holding or beneficially owning, either directly or indirectly, a Significant Interest in our common shares must obtain GPEB and the BCLC’s consent prior to disposing or acquiring common shares or disposing of any part of that interest if such disposition or acquisition would result in a change of control of Gateway. A “Significant Interest” for purposes of the BCLC and the OSA is an interest greater than 5% of our issued and outstanding common shares.

In Ontario, the common shares are also subject to the restrictions set out in the COSAs. Under each COSA, we must disclose when any person becomes the holder or beneficial owner of our voting securities (or securities convertible or exchangeable for voting securities) or the voting securities (or securities convertible or exchangeable for voting securities) of one of our control persons holding, in the aggregate, more than 5% of the votes attaching to the total of such voting securities, within 30 days of the transaction. Further, each COSA provides that no person may beneficially acquire, directly or indirectly, more than 10% of our voting securities or the voting securities of one of our control persons without the consent of the OLG.

Until we have completed the sale of the Edmonton Region properties, the common shares will be subject to restrictions under Alberta regulations. See “—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.” In Alberta, any sale, assignment or transfer of a 5% or greater interest in Gateway must be disclosed to the AGLC within 10 business days after the effective date of the transaction and approved by the board of the AGLC. Prior approval of the AGLC is required for the acquisition of any “financial interest” in us, our business or in a property to which our AGLC license relates, in a manner other than by way of a sale, assignment or transfer. See “Business—Operating Agreements and Licenses” and “Description of Share Capital—Common Share Constraints Required by Gaming Regulators and Change of Control.”

The approval processes may require a shareholder to divulge extensive personal information to the Gaming Authorities and/or Gaming Regulators. As a result, a shareholder may incur significant expenses over a lengthy period of time before obtaining the required approvals. Furthermore, such approvals are granted at the discretion of the Gaming Authorities and Gaming Regulators, as applicable, and are not, in any circumstances, guaranteed. These share constraints may, if triggered, also reduce the liquidity of a shareholder’s investment.

Our amended and restated articles of incorporation and bylaws and certain Canadian legislation contain provisions that may have the effect of delaying or preventing a change in control.

We intend to adopt amended and restated articles of incorporation and bylaws in connection with the closing of the Transactions. Certain provisions of our amended and restated articles of incorporation and bylaws, together or separately, could discourage potential acquisition proposals, delay or prevent a change in control and limit the price that certain investors may be willing to pay for our common shares. For instance, our articles, to be effective upon the completion of the Transactions, will contain provisions that establish certain advance notice procedures for nomination of candidates for election as directors at shareholders’ meetings. The material differences between the CBCA and the DGCL, that may have the greatest such effect include, but are not limited to, the following: (i) for certain corporate transactions (such as mergers and amalgamations or amendments to our articles) the CBCA generally requires the voting threshold to be a special resolution approved by 66 2/3% of shareholders, whereas DGCL generally only requires a majority vote; and (ii) under the CBCA a holder of 5% or more of our common shares can requisition a special meeting of shareholders, whereas such right does not exist under the DGCL.

In addition, a non-Canadian must file an application for review with the Minister responsible for the Investment Canada Act and obtain approval of the Minister prior to acquiring control of a “Canadian Business” within the meaning of the Investment Canada Act, where prescribed financial thresholds are exceeded. Finally, limitations on the ability to acquire and hold our common shares may be imposed by the Competition Act (Canada). The Competition Act (Canada) establishes a pre-merger notification regime for certain types of merger transactions that exceed certain statutory shareholding and financial thresholds. Transactions that are subject to notification cannot be closed until the required materials are filed and the applicable statutory waiting period has expired or been waived by the Commissioner. The Commissioner of Competition still retains the authority under the Competition Act (Canada) to review any acquisition or establishment, directly or indirectly, including through the acquisition of shares, of control over or of a significant interest in us, whether or not it is subject to mandatory notification. Otherwise, there are no limitations either under the laws of Canada or British Columbia, or in our articles on the rights of non-Canadians to hold or vote our common shares. Any of these provisions may discourage a potential acquirer from proposing or completing a transaction that may have otherwise presented a premium to our shareholders. We cannot predict whether investors will find our company and our common shares less attractive because we are governed by foreign laws.

Share ownership constraints imposed by the Gaming Regulators and certain provisions in our articles and governing documents might delay or deter acquisition attempts.

Ownership of common shares is subject to certain restrictions, constraints and conditions imposed by the applicable gaming legislation and the terms and conditions of our operating agreements and/or licenses. Shareholders must either submit to an advance approval process or obtain registration when certain ownership thresholds are met. Our articles also contain provisions that make our acquisition by a third party more difficult without the required approvals of the Gaming Regulators.

These various restrictions and gaming regulations could discourage, materially delay or prevent a transaction involving a change in control or discourage proxy contests, even if such transactions or events would benefit our shareholders.

If the Merger does not qualify as a reorganization under Section 368(a) of the Code, is taxable under Section 367 of the Code, or is otherwise taxable to U.S. holders of LACQ Shares, then the Merger would be taxable with respect to such holders.

The Merger (i) is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code (a “reorganization”), and (ii) should not result in gain being recognized by U.S. holders of LACQ Shares and LACQ Warrants immediately prior to the effective time of the Merger under Section 367(a) of the Code (other than with respect to any such holder that would own, actually or constructively, 5% or more (by vote or value) of the outstanding shares of Holdings stock immediately after the Merger) (together, the “Intended Tax Treatment”). The parties intend to report the Merger in a manner consistent with the Intended Tax Treatment. However, there are significant factual and legal uncertainties as to whether the Merger will qualify for the Intended Tax Treatment. For example, under Section 368(a) of the Code, the acquiring corporation (or, in the case of certain reorganizations structured as the Merger, its corporate parent) must continue, either directly or indirectly through certain controlled corporations, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business. Moreover, Section 367(a) of the Code and the applicable Treasury regulations promulgated thereunder provide that where a U.S. shareholder exchanges stock in a U.S. corporation for stock in a non-U.S. corporation in a transaction that would otherwise qualify as a reorganization within the meaning of Section 368(a) of the Code, the U.S. shareholder is required to recognize gain, but not loss, realized on such exchange unless certain requirements are met. There are significant factual and legal uncertainties concerning the determination of certain of these requirements. Moreover, the closing of the Merger is not conditioned upon the receipt of an opinion of counsel that the Merger will qualify for the Intended Tax Treatment, and neither LACQ nor Holdings intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Merger. Accordingly, no assurance can be given that the IRS will not challenge the Intended Tax Treatment or that a court will not sustain a challenge by the IRS.

If, at the effective time of the Merger, any requirement for Section 368(a) of the Code is not met, then a U.S. holder of LACQ Shares would recognize gain or loss in an amount equal to the difference, if any, between the fair market value (as of the closing date of the Merger) of Holdings Shares and the amount of cash received in the Merger, over such holder’s aggregate tax basis in the LACQ Shares surrendered by such holder in the Merger.

If, at the effective time of the Merger, any requirement for Section 367(a) of the Code is not satisfied, then a U.S. holder of LACQ Shares would recognize gain (but not loss) in an amount equal to the excess, if any, of the fair market value as of the closing date of the Merger of Holdings Shares and the amount of cash received in the Merger, over such holder’s aggregate tax basis in the LACQ Shares surrendered by such holder in the Merger.

For a further discussion, see “The Business Combination Proposal—Material U.S. Federal Income Tax Considerations of the Merger to Holders of LACQ Shares and LACQ Warrants—U.S. Federal Income Tax Considerations of the Merger—U.S. Federal Income Tax Considerations to U.S. Holders.”

Changes to tax laws may have an adverse impact on us and holders of Holdings Shares.

Changes in tax laws, including amendments to tax laws, changes in the interpretation of tax laws, or changes in the administrative pronouncements or positions by the CRA may have a material adverse effect on us. In addition, tax authorities could disagree with us on tax filing positions taken by us and any reassessment of our tax filings could result in material adjustments of tax expense, income taxes payable and deferred income taxes.

Changes in tax laws, including amendments to tax laws, changes in the interpretation of tax laws or changes in the administrative pronouncements or positions by the CRA, may also have a material adverse effect on our investors and their investments in Holdings Shares. Investors in Holdings Shares should consult their tax advisors regarding the potential tax consequences associated with the acquisition, holding and disposition of Holdings Shares in their particular circumstances.

U.S. holders of Holdings Shares may suffer adverse tax consequences if Holdings is treated as a passive foreign investment company.

A non-U.S. corporation generally will be treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes, in any taxable year if either (1) at least 75% of its gross income for such year is passive income (such as interest income) or (2) at least 50% of the value of its assets (based on an average of the quarterly values of the assets) during such year is attributable to assets that produce or are held for the production of passive income. Based on the current and anticipated composition of the income, assets and operations of Holdings and its subsidiaries, we do not believe that Holdings will be a PFIC for U.S. federal income tax purposes for the taxable year that includes the Merger or for future taxable years. However, this is a factual determination that depends on, among other things, the composition of Holdings’ income and assets, and the market value of its shares and assets, including the composition of income and assets and the market value of shares and assets of its subsidiaries, from time to time, and thus the determination can only be made annually after the close of each taxable year. In addition, the application of the PFIC rules is subject to certain ambiguities, and moreover, proposed U.S. Treasury Regulations governing PFICs, which, if enacted, may further change the rules for determining PFIC status. Therefore, no assurance can be given that Holdings will not be classified as a PFIC for the current taxable year or any future taxable year. If Holdings is a PFIC for any taxable year, a U.S. holder (as defined in “Material U.S. Federal Income Tax Considerations of the Merger to Holders of LACQ Shares and LACQ Warrants”) of Holdings Shares may be subject to adverse tax consequences and may incur certain information reporting obligations. Under the PFIC rules, unless such U.S. holder makes an election available under the Code (which election could itself have adverse consequences for such U.S. holders), such U.S. holder may be subject to U.S. federal income tax at the then prevailing maximum rates on ordinary income and possibly an “interest” charge, in respect of “excess distributions” and upon any gain from the disposition of Holdings Shares, as if the excess distribution or gain had been recognized ratably over the holder’s holding period of the Holdings Shares. For a further discussion, see “Material U.S. Federal Income Tax Considerations of the Merger to Holders of LACQ Shares and LACQ Warrants—U.S. Federal Income Tax Considerations of the Ownership and Disposition of Holdings Shares and Holdings Warrants—U.S. Holders—Passive foreign investment company status.” U.S. investors should consult their own advisors regarding the potential application of these rules to an investment in Holdings Shares.

If a U.S. person is treated as owning at least 10% of Holdings Shares, such holder may be subject to adverse U.S. federal income tax consequences.

If a U.S. person is treated as owning (directly, indirectly or constructively) at least 10% of the value or voting power of Holdings Shares, such person may be treated as a “United States shareholder” with respect to each “controlled foreign corporation” (“CFC”) in the Holdings group. Certain United States shareholders of a CFC may be required to annually report and include in its U.S. taxable income its pro rata share of “Subpart F income,” “global intangible low-taxed income” and certain investments in U.S. property by controlled foreign corporations, whether or not Holdings make any distributions to such United States shareholder. An individual that is a United States shareholder with respect to a CFC generally would not be allowed certain tax deductions or foreign tax credits that would be allowed to a United States shareholder that is a U.S. corporation. A failure to comply with these reporting obligations may subject a United States shareholder to significant monetary penalties and may prevent the statute of limitations with respect to a United States shareholder’s U.S. federal income tax return for the year for which reporting was due from starting. Furthermore, there can be no assurance that Holdings will have sufficient information to assist investors in determining whether Holdings or any of its subsidiaries are treated as a CFC or whether such holder is treated as a United States shareholder with respect to any of such CFC. In addition, Holdings cannot guarantee that it will be in a position to furnish to any United States shareholder information that may be necessary to comply with the aforementioned reporting and tax paying obligations. For a further discussion, see “Material U.S. Federal Income Tax Considerations of the Merger to Holders of LACQ Shares and LACQ Warrants—U.S. Federal Income Tax Considerations of the Ownership and Disposition of Holdings Shares and Holdings Warrants—U.S. Holders—Characterization of Holdings as a “controlled foreign corporation” for U.S. federal income tax purposes.” U.S. investors should consult their own advisors regarding the potential application of these rules to an investment in Holdings Shares.

Affiliates of Catalyst will have effective control over us after completion of the Transactions and will be able to exert significant control over matters subject to shareholder approval.

Upon consummation of the Transactions, affiliates of Catalyst will beneficially own as much as approximately 67.5% of the voting power of our outstanding common shares. In addition, regardless of the amount of LACQ’s existing shares redeemed in connection with approval of the Transaction, affiliates of Catalyst will be able to nominate a majority of the members of our board of directors. Accordingly, affiliates of Catalyst will continue to effectively control us through its board rights and equity ownership position. Because we are incorporated in Canada, certain matters, such as amendments to our articles of incorporation or votes regarding a potential merger or a sale of all or substantially all of our assets, require approval of at least two-thirds of our shareholders; following consummation of the Transactions, Catalyst’s approval will likely be required to achieve any such threshold. For example, Catalyst may be able to control elections of directors, amendments of our organizational documents or approval of any merger, sale of assets or other major corporate transaction. Catalyst’s interests may not always coincide with our corporate interests or the interests of other shareholders, and it may act in a manner with which you may not agree or that may not be in the best interests of our other shareholders. Catalyst is in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. Catalyst may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us. So long as affiliates of Catalyst continues to own a significant amount of our equity, it will continue to be able to strongly influence or effectively control our decisions.

If securities or industry analysts do not publish research or reports about our business, or publish negative reports about our business, our share price and trading volume could decline.

The trading market for our common shares may depend, in part, on the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these analysts. If our financial performance fails to meet analyst estimates or one or more of the analysts who cover us, to the extent any analysts do cover us, downgrade our common shares or change their opinion of our common shares, our share price would likely decline. If one or more of these analysts cease coverage of our company or fail to regularly publish reports on us, we could lose visibility in the financial markets, which could cause our share price or trading volume to decline.

The market price of our common shares is likely to be highly volatile, and you may lose some or all of your investment.

The market price of our common shares is likely to be highly volatile and may be subject to wide fluctuations in response to a variety of factors, including the following:

•	market conditions in the broader stock market in general;

•	actual or anticipated fluctuations in our results of operations;

•	introduction of new products or services by us or our competitors;

•	issuance of new or changed securities analysts’ reports or recommendations;

•	additions or departures of our executive officers and other key personnel;

•	changes in the economic performance or market valuations of other companies that prospective purchasers deem comparable to us;

•	litigation and governmental or regulatory investigations;

•	changes in gaming laws and regulations;

•	economic and political conditions or events;

•	significant acquisitions or business combinations, strategic partnerships, joint ventures or capital commitments by or involving us or our competitors;

•	trends, concerns, technological or competitive developments, regulatory changes and other related issues in our business or target markets;

•	sales of our common shares by us or our shareholders in the future;

•	trading volume of our common shares; and

•	the other factors described in this “Risk Factors” section.

In addition, the stock markets have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities of many companies. These fluctuations have often been unrelated or disproportionate to the operating performance of those companies. Broad market and industry factors, as well as general economic, political, regulatory and market conditions, may negatively affect the market price of our common shares, regardless of our actual operating performance. Furthermore, in the past, securities class action litigation has often been brought against a company following a decline in the market price of its securities. If we face such litigation, it could result in substantial costs and a diversion of management’s attention and resources, which could harm our business.

Because we are a corporation incorporated under the federal laws of Canada and some of our directors and officers are residents of Canada, it may be difficult for investors in the United States to enforce civil liabilities against us based solely upon the U.S. federal securities laws. Similarly, it may be difficult for Canadian investors to enforce civil liabilities against our directors and officers residing outside of Canada.

We are a corporation incorporated under the federal laws of Canada with our principal place of business in Burnaby, British Columbia, Canada. Some of our directors and officers and the auditors or other experts named herein are residents of Canada and all or a substantial portion of our assets and those of such persons are located outside the United States. Consequently, it may be difficult for U.S. investors to effect service of process within the United States upon us or our directors or officers or such auditors who are not residents of the United States, or to realize in the United States upon judgments of courts of the United States predicated upon civil liabilities under the U.S. federal securities laws. Investors should not assume that Canadian courts: (1) would enforce judgments of U.S. courts obtained in actions against us or such persons predicated upon the civil liability provisions of the U.S. federal securities laws or the securities or blue sky laws of any state within the United States or (2) would enforce, in original actions, liabilities against us or such persons predicated upon the U.S. federal securities laws or any such state securities or blue sky laws. See “Enforceability of Civil Liabilities.”

Fluctuations in foreign currency exchange rates could harm our results of operations as well as the price of our common shares.

The presentation of currency in our consolidated financial statements is the Canadian dollar. Because we expect to continue recognizing revenue in Canadian dollars, if the U.S. dollar weakens against the Canadian dollar, it may have a negative impact on the value of our common shares in U.S. dollars. The variations in the value of the Canadian dollar relative to the U.S. dollar have been significant in the past, and current foreign exchange rates may not be indicative of future exchange rates.

Our earnings per share are reported in Canadian dollars and, accordingly, may be translated into U.S. dollars by analysts or our investors. As a result, the value of an investment in our common shares to a U.S. shareholder will fluctuate as the U.S. dollar rises or falls against the Canadian dollar. As a result, U.S. and other shareholders seeking U.S. dollar returns, including increases in the share price, are subject to foreign exchange risk as the U.S. dollar rises and falls against the Canadian dollar.

We are a foreign private issuer under the rules and regulations of the SEC and, thus, are exempt from a number of rules under the Exchange Act and are permitted to file less information with the SEC than a company incorporated in the U.S.

As a foreign private issuer under the Exchange Act, we are exempt from certain rules under the Exchange Act, including the proxy rules, which impose certain disclosure and procedural requirements for proxy solicitations. Moreover, we are not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies with securities registered under the Exchange Act; we are not required to file financial statements prepared in accordance with U.S. generally accepted accounting principles; and we are not required to comply with SEC Regulation FD, which imposes certain restrictions on the selective disclosure of material information. In addition, our officers, directors and principal shareholders are not subject to the reporting or short-swing profit recovery provisions of Section 16 of the Exchange Act or the rules under the Exchange Act with respect to their purchases and sales of our common shares. Accordingly, you may receive less information about us than you would receive about a company incorporated in the United States and may be afforded less protection under the U.S. federal securities laws than you would be afforded with respect to a company incorporated in the United States. If we lose our status as a foreign private issuer at some future time, we will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements as if we were a company incorporated in the United States. The costs incurred in fulfilling these additional regulatory requirements could be substantial.

Additionally, pursuant to the NYSE Listing Rules, as a foreign private issuer, we may elect to follow our home country practice in lieu of the corporate governance requirements of the NYSE Listing Rules, with the exception of those rules that are required to be followed pursuant to the provisions of the NYSE Listing Rules.

We are an emerging growth company, and we cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make our common shares less attractive to investors.

We are an emerging growth company, as defined in the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including exemption from compliance with the auditor attestation requirements of Section 404, the ability to delay adopting new or revised accounting standards until such time as those standards apply to private companies, reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the date on which Holdings Shares were offered in connection with the Transactions, (b) in which we have total annual gross revenue of at least US$1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common shares that is held by non-affiliates exceeds US$700.0 million as of the prior June 30th, and (2) the date on which we have issued more than US$1.0 billion in non-convertible debt during the prior three-year period.

We cannot predict if investors will find our common shares less attractive because we may rely on these exemptions. If some investors find our common shares less attractive as a result, there may be a less active trading market for our common shares and our share price may be more volatile.

Risks Related to the Business Combination

LACQ will not have any right to make damage claims against Holdings for the breach of any representation, warranty or covenant made by Holdings or Merger Sub.

The Merger Agreement provides that none of the representations, warranties, covenants and agreements in the Merger Agreement survive the Closing, except for those covenants and agreements contained therein which by their terms expressly apply or are to be performed, in whole or in part, after the Closing and then only to such extent. Accordingly, there are no remedies available to the parties with respect to any breach of the representations, warranties, covenants or agreements of the parties to the Merger Agreement after the Closing, except for certain covenants or agreements to be performed in whole or in part after the Closing. As a result, LACQ will have no remedy available to it if the Transactions are consummated and it is later revealed that there was a breach of any of the representations, warranties, covenants or agreements to be performed in whole or in part at or prior to Closing made by Holdings or Merger Sub.

The LACQ board of directors did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the business combination.

The LACQ Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the business combination with the Company. In analyzing the business combination, the LACQ Board and management conducted due diligence on the Company and researched the industry in which the Company operates and concluded that the business combination was in the best interest of LACQ’s stockholders. Accordingly, investors will be relying solely on the judgment of the LACQ Board in valuing the Company’s business, and the board of directors may not have properly valued such business. The lack of a third-party valuation or fairness opinion may also lead to an increased number of stockholders to vote against the proposed business combination or demand redemption of their shares for cash, which could potentially impact LACQ’s ability to consummate the business combination.

The grant and future exercise of registration rights may adversely affect the market price of Holdings securities.

Catalyst, the Strategic Investor and the Sponsors will be granted certain rights, pursuant to the Registration Rights Agreement, to require Holdings to register, in certain circumstances, the resale under the Securities Act of Holdings common shares or warrants held by them, subject to certain conditions. The sale or possibility of sale of these securities could have the effect of increasing the volatility in Holdings’ share price or putting significant downward pressure on the price of Holdings securities.

The combined company may issue additional common shares or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of Holdings Shares.

Upon consummation of the business combination, Holdings will have warrants outstanding to purchase an aggregate of 23,719,165 Holdings Shares, and approximately 1,280,835 compensatory options issued to the Company’s management (based on the number of options outstanding as of December 31, 2019), which shall be issued pursuant to the LTIP. Under the LTIP, upon consummation of the business combination, Holdings will have reserved 10% of the number of its common shares outstanding from time to time, for issuance of awards under the LTIP (inclusive of the compensatory options that will be outstanding upon consummation of the business combination). Under the LTIP, the maximum number of common shares that may be issued to any one participant in any calendar year under the LTIP is 6% of the total issued and outstanding common shares at the commencement of such calendar year. For additional information about this plan, please read the discussion under the heading “Executive Compensation—Long-Term Equity Incentive Plan.” Holdings may also issue additional Holdings Shares or other equity securities of equal or senior rank in the future in connection with, among other things, future acquisitions or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.

Holdings’ issuance of additional common shares or other equity securities of equal or senior rank would have the following effects:

•	the existing shareholders’ proportionate ownership interest in us will decrease;

•	the amount of cash available per share, including for payment of dividends in the future, may decrease;

•	the relative voting strength of each previously outstanding common share may be diminished; and

•	the market price of Holdings’ common shares may decline.

The NYSE may not list Holdings Shares, which could limit investors’ ability to make transactions in Holdings Shares and subject Holdings to additional trading restrictions.

Holdings intends to apply to have its securities listed on the NYSE upon consummation of the business combination. Holdings will be required to meet the initial listing requirements to be listed. Holdings may not be able to meet those initial listing requirements. Even if its securities are so listed, Holdings may be unable to maintain the listing of our securities in the future.

If Holdings fails to meet the initial listing requirements and the NYSE does not list its securities and the related closing condition is waived by the parties, Holdings could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;

•	a limited amount of news and analyst coverage on the Company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The Sponsors, including LACQ’s officers and directors, beneficially own or have an economic interest in shares of common stock and warrants of LACQ that will be worthless and have incurred reimbursable expenses and have made, and may in the future make additional, loans that may not be reimbursed or repaid if the Transactions or other business combinations are not approved. Such interests may have influenced their decision to approve the Transactions.

The Sponsors and LACQ’s officers and directors and/or their affiliates, beneficially own or have an economic interest in founder shares and LACQ Private Placement Warrants that they purchased prior to, or simultaneously with, the LACQ IPO. Such persons have no redemption rights with respect to these securities in the event a business combination is not effected in the required time period. Therefore, if the Transactions or another business combination are not approved within the required time period, such securities held by such persons will be worthless. Such securities had an aggregate market value of US$         based upon the closing prices of the shares and warrants on the Nasdaq on the record date. See “The Business Combination Proposal—Interests of LACQ’s Insiders and Initial Stockholders.”

In addition, the Sponsors and Strategic Investor have, as of the date of this proxy/prospectus, loaned LACQ US$1,000,000 under the Expense Advance Agreement to fund the Contributions to the Trust Account. LACQ may seek additional loans from the Sponsors and/or Strategic Investor to fund future Contributions to the Trust Account or other general corporate uses. In the event that the Transactions or another business combination are not approved within the required time period, LACQ may not have sufficient funds to repay these loans in full or at all.

These financial interests may have influenced the decision of the LACQ Board to approve the Transactions and to continue to pursue such business combination. In considering the recommendations of the LACQ Board to vote for the business combination proposal and other proposals, its stockholders should consider these interests.

The exercise of LACQ’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the business combination may result in a conflict of interest when determining whether such changes to the terms of the business combination or waivers of conditions are appropriate and in LACQ’s stockholders’ best interest.

In the period leading up to the closing of the business combination, events may occur that, pursuant to the Merger Agreement, would require LACQ to agree to amend the Merger Agreement, to consent to certain actions taken by the Company or to waive rights that LACQ is entitled to under the Merger Agreement. Such events could arise because of changes in the course of the Company’s business, a request by the Company to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on the Company and would entitle LACQ to terminate the Merger Agreement. In any of such circumstances, it would be at LACQ’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of LACQ’s officers and directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for LACQ and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, LACQ does not believe there will be any changes or waivers that LACQ’s directors and officers would be likely to make after stockholder approval of the business combination proposal has been obtained. While certain changes could be made without further stockholder approval, LACQ will circulate a new or amended proxy statement and re-solicit LACQ’s stockholders if changes to the terms of the transaction that would have a material impact on its stockholders are required prior to the vote on the business combination proposal.

If LACQ is unable to complete the business combination and fails to complete an alternative initial business combination by April 5, 2020, LACQ will cease all operations except for the purpose of winding up, redeeming 100% of LACQ Shares and dissolving and liquidation, in which case LACQ public stockholders may only receive US$10.00 per share, or less than such amount in certain circumstances, and LACQ Warrants will expire worthless.

If LACQ has not completed a business combination by April 5, 2020 (or a later date to the extent of a subsequent extension approved by shareholders), LACQ will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the LACQ Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to LACQ to pay its franchise and income taxes (less up to US$75,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the LACQ remaining stockholders and the LACQ Board, dissolve and liquidate, subject in each case to LACQ’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, LACQ public stockholders may only receive US$10.00 per share, and LACQ Warrants will expire worthless. In certain circumstances, LACQ public stockholders may receive less than US$10.00 per share on the redemption of their shares.

In the event of liquidation by LACQ, third parties may bring claims against LACQ and, as a result, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by stockholders could be less than US$10.00 per share.

Under the terms of LACQ’s amended and restated certificate of incorporation, as amended, LACQ must complete a business combination by April 5, 2020, or LACQ must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against LACQ. Although LACQ has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the Trust Account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims which could take priority over those of LACQ’s public stockholders. If LACQ is unable to complete a business combination within the required time period, LACQ’s Sponsors have agreed they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by LACQ for services rendered or contracted for or products sold to LACQ. However, the Sponsors may not be able to meet such obligation. Therefore, the per-share distribution from the Trust Account in such a situation may be less than US$10.00 due to such claims.

Additionally, if LACQ is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if LACQ otherwise enters compulsory or court supervised liquidation, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the Trust Account, LACQ may not be able to return to its public stockholders at least US$10.00.

LACQ’s stockholders may be held liable for claims by third parties against LACQ to the extent of distributions received by them.

If LACQ has not completed a business combination by April 5, 2020 (or a later date to the extent of a subsequent extension approved by shareholders), LACQ will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of  (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. LACQ cannot assure you that it will properly assess all claims that may be potentially brought against LACQ. As such, LACQ’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, LACQ cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by LACQ.

If LACQ is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by LACQ’s stockholders. Furthermore, because LACQ intends to distribute the proceeds held in the Trust Account to its public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, the LACQ Board may be viewed as having breached their fiduciary duties to LACQ’s creditors and/or may have acted in bad faith, and thereby exposing itself and LACQ to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. LACQ cannot assure you that claims will not be brought against it for these reasons.

Activities taken by existing LACQ stockholders to increase the likelihood of approval of the business combination proposal and other proposals could have a depressive effect on LACQ’s stock.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding LACQ or its securities, the Sponsors and Strategic Investor, including LACQ’s officers, directors and initial stockholders, the Company, Catalyst and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire LACQ Shares or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Transactions where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on LACQ Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

In addition, if such purchases are made, the public “float” of LACQ’s common stock and the number of beneficial holders of our securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on the Nasdaq or another national securities exchange or reducing the liquidity of the trading market for LACQ’s common stock.

LACQ’s initial stockholders have agreed to vote in favor of the business combination, regardless of how LACQ public stockholders vote.

Unlike many other blank check companies in which the initial stockholders agree to vote their founder shares in accordance with the majority of the votes cast by the public stockholders in connection with a business combination, after approval of the LACQ board of directors, LACQ’s initial stockholders have agreed to vote their founder shares, as well as any LACQ Shares purchased during or after the LACQ IPO, in favor of the business combination. As of the record date, the LACQ initial stockholders own shares representing approximately 25% of LACQ’s outstanding shares of common stock. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if LACQ’s initial stockholders agreed to vote their founder shares in accordance with the majority of the votes cast by LACQ public stockholders.

LACQ and Holdings will incur significant transaction and transition costs in connection with the Transactions.

LACQ and Holdings have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Transactions and operating as a public company following the consummation of the Transactions. Gateway may also incur additional costs to retain key employees. All expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Transactions), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by Holdings following the closing of the Transactions.

Subsequent to the completion of the business combination, the combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s stock price, which could cause you to lose some or all of your investment.

Although LACQ has conducted extensive due diligence on Gateway, LACQ cannot assure you that this diligence will surface all material issues that may be present in Gateway’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Gateway’s business and outside of its control will not later arise. As a result of these factors, the combined company may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in its reporting losses. Even if LACQ’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with LACQ’s preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on the combined company’s liquidity, the fact that the combined company reports charges of this nature could contribute to negative market perceptions about the combined company or its securities. In addition, charges of this nature may cause the combined company to violate net worth or other covenants to which the combined company may be subject as a result of assuming pre-existing debt held by Gateway’s business or by virtue of the combined company obtaining post-combination debt financing. Accordingly, any stockholders who choose to remain stockholders following the business combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value.

The Holdings securities to be received by LACQ’s stockholders as a result of the Transactions will have different rights from LACQ securities.

Following completion of the Transactions, LACQ’s public stockholders will no longer be stockholders of LACQ but will instead be shareholders of Holdings. There will be important differences between your current rights as a LACQ stockholder and your rights as a Holdings shareholder. See “Description of Share Capital—Comparison of Shareholder Rights” for a discussion of the different rights associated with the Holdings securities.

LACQ’s stockholders will have a reduced ownership and voting interest after consummation of the business combination and will exercise less influence over management.

After the completion of the business combination, LACQ’s stockholders will own a smaller percentage of the combined company than they currently own of LACQ. At the closing of the Transactions, Existing Holders would hold approximately 43% of the issued and outstanding Holdings Shares and current stockholders of LACQ would hold approximately 57% of the issued and outstanding Holdings Shares (assuming no holder of LACQ Shares exercises redemption rights as described in this proxy statement/prospectus, and based on current estimates of transaction expenses), including Holdings Shares acquired pursuant to the Strategic Investor Subscription Agreement and excluding the impact of (i) the Holdings Warrants and (ii) 1,280,835 compensatory options issued to Holdings’ management. Consequently, LACQ’s stockholders, as a group, will have reduced ownership and voting power in the combined company compared to their ownership and voting power in LACQ.

Even if we consummate the business combination, there is no guarantee that the LACQ Public Warrants will ever be in the money, and they may expire worthless and the terms of our warrants may be amended.

The exercise price for the LACQ Public Warrants is US$11.50 per share of common stock. There is no guarantee that the warrants, following the business combination, will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

Holdings will incur increased costs and obligations as a result of being a public company.

As a privately held company, Holdings has not been required to comply with certain corporate governance and financial reporting practices and policies required of a publicly traded company. As a publicly traded company, Holdings will incur significant legal, accounting and other expenses that we were not required to incur in the recent past, particularly after we are no longer an “emerging growth company” as defined under the JOBS Act. In addition, new and changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, as well as under the Sarbanes-Oxley Act, the JOBS Act, and the rules and regulations of the SEC and national securities exchanges have created uncertainty for public companies and increased the costs and the time that our board of directors and management must devote to complying with these rules and regulations. We expect these rules and regulations to increase our legal and financial compliance costs and lead to a diversion of management time and attention from revenues generating activities.

Furthermore, the need to establish the corporate infrastructure demanded of a public company may divert management’s attention from implementing our growth strategy, which could prevent us from improving our business, results of operations and financial condition. We have made, and will continue to make, changes to our internal controls and procedures for financial reporting and accounting systems to meet our reporting obligations as a publicly traded company. However, the measures we take may not be sufficient to satisfy our obligations as a publicly traded company.

If we do not develop and implement all required accounting practices and policies, we may be unable to provide the financial information required of a U.S. publicly traded company in a timely and reliable manner.

If we fail to develop and maintain effective internal controls and procedures and disclosure procedures and controls, we may be unable to provide financial information and required SEC reports that a U.S. publicly traded company is required to provide in a timely and reliable fashion. Any such delays or deficiencies could penalize us, including by limiting our ability to obtain financing, either in the public capital markets or from private sources and hurt our reputation and could thereby impede our ability to implement our growth strategy. In addition, any such delays or deficiencies could result in our failure to meet the requirements for listing of our shares on a national securities exchange.

Risks Related to the Redemption

LACQ does not have a specified maximum percentage redemption threshold. The absence of such a redemption threshold may make it possible for LACQ to consummate the business combination even if a substantial majority of LACQ’s stockholders do not agree.

LACQ’s amended and restated certificate of incorporation, as amended, does not provide a specified maximum redemption threshold, except that in no event will LACQ redeem its public shares in an amount that would cause its net tangible assets to be less than US$5,000,001 (such that LACQ is not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to an initial business combination. It is a condition to closing under the Merger Agreement, however, that LACQ has Available Cash (as defined in the Merger Agreement) in the Trust Account of no less than the greater of (i) US$15 million and (ii) LACQ’s transaction expenses incurred in connection with the business combination. If redemptions by LACQ’s public stockholders cause LACQ to be unable to meet this closing condition, then Holdings and Merger Sub will not be required to consummate the business combination, although they may, in their sole discretion, waive this condition. In the event that Holdings and Merger Sub waive this condition, LACQ does not intend to seek additional stockholder approval or to extend the time period in which its public stockholders can exercise their redemption rights. In no event, however, will LACQ redeem public shares in an amount that would cause LACQ’s net tangible assets to be less than US$5,000,001.

The ability of LACQ public stockholders to exercise redemption rights with respect to a large number of LACQ Shares could increase the probability that the business combination would be unsuccessful and that you would have to wait for liquidation in order to redeem LACQ stock.

The obligations of Holdings and Merger Sub to consummate the business combination is conditioned upon, among other things, LACQ having an amount of available cash in its Trust Account, following payment by LACQ to its stockholders who have validly elected to redeem their shares of LACQ common stock, of no less than (i) US$15 million and (ii) LACQ’s transaction expenses incurred in connection with the business combination. If the business combination is not consummated, you would not receive your pro rata portion of the Trust Account until the Trust Account is liquidated. If you are in need of immediate liquidity, you could attempt to sell your LACQ Shares in the open market; however, at such time LACQ Shares may trade at a discount to the pro rata amount per share in the Trust Account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with LACQ’s redemption until LACQ liquidates or you are able to sell your LACQ Shares in the open market.

Public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 20% of the public shares.

A public stockholder, together with any affiliate or any other person with whom such stockholder is acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 20% of the public shares. Accordingly, if you hold more than 20% of the public shares and the business combination proposal is approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 20% or sell them in the open market. LACQ cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of LACQ Shares will exceed the per-share redemption price.

If LACQ’s stockholders fail to properly demand redemption rights, they will not be entitled to redeem their LACQ Shares for a pro rata portion of the Trust Account.

LACQ stockholders holding public shares may demand that LACQ redeem their shares for a pro rata portion of the Trust Account, calculated as of two business days prior to the consummation of the business combination. LACQ stockholders who seek to exercise this redemption right must deliver their stock (either physically or electronically) to LACQ’s transfer agent prior to the vote at the meeting. Any LACQ stockholder who fails to properly demand redemption rights will not be entitled to redeem his, her or its shares for a pro rata portion of the Trust Account. See the section entitled “Special Meeting of LACQ Stockholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

There is no guarantee that a LACQ stockholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

There is no assurance as to the price at which an LACQ stockholder may be able to sell its Holdings Shares in the future following the completion of the Transactions or shares with respect to any alternative business combination. Certain events following the consummation of any initial business combination, including the Transactions, may cause an increase in the share price, and may result in a lower value realized now than a stockholder of LACQ might realize in the future had the stockholder not redeemed his, her or its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A shareholder should consult the shareholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

Risks Related to the Adjournment Proposal

If the adjournment proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the business combination, the LACQ Board will not have the ability to adjourn the special meeting to a later date in order to solicit further votes, and, therefore, the business combination will not be approved.

The LACQ Board is seeking approval to adjourn the special meeting to a later date or dates if, at the special meeting, LACQ is unable to consummate the business combination. If the adjournment proposal is not approved, the LACQ Board will not have the ability to adjourn the special meeting to a later date and, therefore, the business combination would not be completed.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus contains forward-looking statements that relate to current expectations and views of future events. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement/prospectus and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions, the benefits and synergies of the Transactions, results of operations, financial condition, liquidity, prospects, growth and strategies. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting LACQ and Gateway.

In some cases, these forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “anticipate,” “could,” “project,” “aim,” “project,” “budget,” “estimate,” “intend,” “plan,” “goal,” “forecast,” “target,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions and the negative of such expressions.

These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond the control of LACQ and Gateway. In addition, these forward-looking statements reflect LACQ’s and Gateway’s current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, without limitation, the factors discussed under the headings “Risk Factors,” “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business;” estimates regarding future revenue, expenses and needs for additional financing; and Gateway’s ability to keep and retain key employees. Additional risks and uncertainties not currently known to LACQ or Gateway or that LACQ and Gateway currently deem to be immaterial also may materially adversely affect the Company’s business, financial condition or operating results.

The forward-looking statements made in this proxy statement/prospectus relate only to events or information as of the date on which the statements are made in this proxy statement/prospectus. Except as required by law, neither LACQ nor Gateway undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this proxy statement/prospectus and the documents that are referenced in this proxy statement/prospectus and that have been filed as exhibits to the registration statement, of which this proxy statement/prospectus is a part, completely and with the understanding that our actual future results or performance may be materially different from what we expect.

SPECIAL MEETING OF LACQ STOCKHOLDERS

General

LACQ is furnishing this proxy statement/prospectus to its stockholders as part of the solicitation of proxies by the LACQ Board for use at the special meeting of LACQ stockholders to be held on                 , 2020, and at any adjournment or postponement thereof. This proxy statement/prospectus provides LACQ’s stockholders with information they need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place of Special Meeting of LACQ’s Stockholders

The special meeting of stockholders of LACQ will be held at                a.m. eastern time, on                 , 2020, at the offices of Proskauer Rose LLP, counsel to LACQ, at Eleven Times Square, New York, New York 10036.

Purpose of the LACQ Special Meeting

At the special meeting, LACQ is asking holders of LACQ Shares to:

•

consider and vote upon a proposal to approve the business combination described in this proxy statement/prospectus, including the Merger Agreement, the other Transactions contemplated by the Merger Agreement and the related agreements described in this proxy statement / prospectus (the business combination proposal); and

•

consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that LACQ is unable to consummate the business combination (the adjournment proposal).

Recommendation of LACQ Board of Directors

The LACQ Board has unanimously determined that the business combination proposal is fair to and in the best interests of LACQ and its stockholders; has unanimously approved the business combination proposal; unanimously recommends that stockholders vote “FOR” the business combination proposal and unanimously recommends that stockholders vote “FOR” an adjournment proposal, if presented.

Record Date; Persons Entitled to Vote

LACQ has fixed the close of business on                 , 2020, as the “record date” for determining LACQ stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on the record date there were                LACQ Shares outstanding and entitled to vote. Each share of LACQ Share is entitled to one vote per share at the special meeting.

The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and the Strategic Investor) own of record and are entitled to vote an aggregate of 6,000,000 shares and have agreed to vote in favor of the business combination proposal.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. LACQ believes the proposals presented to its stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Vote Required

The approval of the business combination proposal will require the affirmative vote for the proposal by the holders of a majority of the then outstanding shares of common stock. Abstentions and broker non-votes have the same effect as a vote against the proposal.

The approval of the adjournment proposal, if presented, will require the affirmative vote of a majority of the votes cast by holders of LACQ Shares represented in person or by proxy and entitled to vote thereon at the meeting. Abstentions and broker non-votes will have no effect on the proposal.

Voting Your Shares

Each share of LACQ Shares that you own in your name entitles you to one vote. Your proxy card shows the number of LACQ Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your LACQ Shares at the special meeting:

•

You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the LACQ Board “FOR” the business combination proposal and “FOR” the adjournment proposal, if presented. Votes received after a matter has been voted upon at the special meeting will not be counted.

•

You Can Attend the Special meeting and Vote in Person. You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way LACQ can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify LACQ’s Secretary in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your LACQ Shares, you may call Morrow Sodali LLC, LACQ’s proxy solicitor, at (800) 662-5200 or LACQ at (646) 565-6940.

Redemption Rights

Holders of public shares may seek to redeem their shares for cash, regardless of whether they vote for or against the business combination proposal or do not vote their public shares. Any stockholder holding public shares as of the record date may demand that LACQ redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was US$        per share as of the record date), calculated as of two business days prior to the anticipated consummation of the business combination. If a holder properly seeks redemption as described in this section and the business combination with Holdings is consummated, LACQ will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the business combination.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his/her or any other person with whom he/she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 20% of the public shares. Accordingly, all public shares in excess of 20% held by a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash.

LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors) have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the consummation of the Transactions.

Holders may demand redemption by delivering their stock, either physically or electronically using Depository Trust Company’s DWAC System, to LACQ’s transfer agent prior to the vote at the special meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder. In the event the proposed business combination is not consummated this may result in an additional cost to stockholders for the return of their shares.

Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the business combination proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the business combination is not approved or completed for any reason, then LACQ’s public stockholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the Trust Account, as applicable. In such case, LACQ will promptly return any shares delivered by public holders. If LACQ would be left with less than US$5,000,001 of net tangible assets as a result of the holders of public shares properly demanding redemption of their shares for cash, LACQ will not be able to consummate the business combination.

The closing price of LACQ Shares on the record date, was US$        per share. The cash held in the Trust Account on such date was approximately US$                 (US$        per public share). Prior to exercising redemption rights, stockholders should verify the market price of LACQ Shares as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. LACQ cannot assure its stockholders that they will be able to sell their LACQ Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of public shares exercises its redemption rights, then it will be exchanging its LACQ Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the close of the vote on the business combination proposal by delivering your stock certificate (either physically or electronically) to LACQ’s transfer agent prior to the vote at the special meeting, and the business combination is consummated.

Appraisal Rights

Neither stockholders, unitholders nor warrant holders of LACQ have appraisal rights in connection the business combination under the DGCL.

Proxy Solicitation Costs

LACQ is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. LACQ and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. LACQ will bear the cost of the solicitation.

LACQ has hired Morrow Sodali LLC to assist in the proxy solicitation process. LACQ will pay that firm a fee of US$8,750 plus disbursements. Such payment will be made from non-Trust Account funds.

LACQ will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. LACQ will reimburse them for their reasonable expenses.

Our Sponsors and Strategic Investor

As of the record date, LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) held of record and were entitled to vote an aggregate of 5,000,000 founder shares. Certain of these initial stockholders also purchased an aggregate of 6,825,000 LACQ Private Placement Warrants simultaneously with the consummation of the LACQ IPO. In addition, the Strategic Investor purchased an additional 1,000,000 units in the LACQ IPO. Shares held by the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates currently constitute approximately 25% of the outstanding shares of LACQ’s common stock.

The Strategic Investor has also agreed to purchase directly from Holdings an aggregate of 3,000,000 units of Holdings, each unit consisting of one share of Holdings and one half of one warrant to purchase one share of Holdings, immediately following the effective time of the Recapitalization for an aggregate purchase price of US$30,000,000.

LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) have agreed to vote any founder shares and any public shares held by them as of the record date in favor of the Transactions. The LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors) have agreed to waive their redemption rights with respect to any founder shares and any public shares held by them in connection with the consummation of the Transactions. Additionally, LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) have agreed to waive their redemption rights with respect to any founder shares held by them if LACQ fails to consummate its initial business combination within the completion window. However, if these initial stockholders have acquired or will acquire public shares, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if LACQ fails to consummate LACQ’s initial business combination within the completion window. If LACQ does not complete its initial business combination within such applicable time period, the proceeds of the sale of the LACQ Private Placement Warrants held in the Trust Account would be used to fund the redemption of LACQ’s public shares, and the LACQ Private Placement Warrants would expire worthless.

The founder shares will not be transferable, assignable or salable by LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) until the earlier of: (1) one year after the completion of LACQ’s initial business combination; or (2) subsequent to the completion of LACQ’s initial business combination, (x) the date on which LACQ consummates a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of LACQ’s public stockholders having the right to exchange their shares of common stock for cash, securities or other property, or (y) the last reported sales price of LACQ’s common stock equals or exceeds US$12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after LACQ’s initial business combination.

Since LACQ’s directors and officers and their respective affiliates (including the Sponsors) directly or indirectly own LACQ common stock and warrants, LACQ’s officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate LACQ’s initial business combination.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding LACQ or its securities, LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of LACQ’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the shares outstanding vote in favor of the business combination and that LACQ has in excess of the required amount of cash following the exercise of redemption rights to consummate the business combination under the Merger Agreement, where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on LACQ’s common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the business combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them exert more influence over the approval of the proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved. Moreover, any such purchases may make it more likely that LACQ will have in excess of the required amount of required amount of cash following the exercise of redemption rights to consummate the business combination as described above.

As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into by the LACQ Board, LACQ’s officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor). LACQ will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the business combination proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

THE BUSINESS COMBINATION PROPOSAL

The discussion in this proxy statement/prospectus of the business combination and the principal terms of the Merger Agreement is subject to, and is qualified in its entirety by reference to, the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus.

General

Structure of the Transactions

Pursuant to the Merger Agreement, a business combination between LACQ and Holdings will be effected through the Merger, whereby Merger Sub shall merge with and into LACQ with LACQ surviving the Merger. Immediately following the Merger, both LACQ and GCEL will be wholly-owned subsidiaries of Holdings.

Consideration to the security holders of LACQ

In connection with the Merger, each issued and outstanding LACQ Share, excluding any Excluded Shares, will be exchanged for the right to receive one Holdings Share and each issued and outstanding LACQ Warrant will be exchanged for one Holdings Warrant, in each case subject to equitable adjustments, in accordance with the terms of the Merger Agreement.

Consideration to the existing stockholders of Holdings

Pursuant to the Plan of Arrangement, and prior to the effective time of the Merger (as defined in the Merger Agreement), the existing holders of Holdings Shares (the “Existing Holders”) will be entitled to receive a cash distribution in an aggregate amount equal to the Company Pre-Closing Distribution Amount, if any. In addition, pursuant to the Plan of Arrangement, and prior to the Merger Effective Time (as defined in the Merger Agreement), the issued and outstanding Holdings Shares, which are expected to have an aggregate value of approximately US$222,917,162 (subject to certain adjustments for transaction expenses and deduction of the Company Pre-Closing Distribution Amount), will be consolidated so that the number of issued and outstanding Holdings Shares immediately after the consolidation will be based on a reference price of US$10.00 per share. Further, immediately prior to the Merger Effective Time, Holdings shall issue to the Existing Holders, on a pro rata basis in accordance with their proportionate ownership of Holdings Shares, (i) four million seven hundred and forty-three thousand, eight hundred and thirty-three (4,743,833) Class A Warrants (as defined in the Merger Agreement), (ii) six million three hundred and twenty-five thousand, one hundred and ten and seven tenths (6,325,111) Class B Warrants (as defined in the Merger Agreement), Series I, (iii) six million three hundred and twenty-five thousand, one hundred and ten and seven tenths (6,325,111) Class B Warrants, Series II (as defined in the Merger Agreement)    and (iv) six million three hundred and twenty-five thousand, one hundred and ten and seven tenths (6,325,111) Class B Warrants, Series III (as defined in the Merger Agreement).

Pro Forma Ownership of Holdings and LACQ Holders

At the closing of the Transactions, assuming no holder of LACQ Shares exercises redemption rights as described in this proxy statement/prospectus, and based on current estimates of transaction expenses, Existing Holders would hold approximately 43% of the issued and outstanding Holdings Shares and current stockholders of LACQ would hold approximately 57% of the issued and outstanding Holdings Shares, including Holdings Shares acquired pursuant to the Strategic Investor Subscription Agreement and excluding the impact of (i) the Holdings Warrants and (ii) 1,280,835 compensatory options issued to Holdings’ management.

Related Agreements

Transaction Support Agreement

In connection with the execution of the Merger Agreement, the Sponsors and certain other existing stockholders of LACQ entered into a Transaction Support Agreement pursuant to which they have agreed to comply with the provisions of the Merger Agreement applicable to such persons as well as the covenants set forth in the Transaction Support Agreement, including voting all LACQ Shares beneficially owned by such persons in favor of the Transactions.

The Transaction Support Agreement also provides (i) for the forfeiture, termination and cancellation of 1,000,000 LACQ Shares held by certain existing LACQ stockholders prior to the effective time of the Merger, (ii) for the amendment of the LACQ Warrant Agreement to amend the terms of certain warrants held by the Sponsors and certain other existing stockholders of LACQ, (iii) that between the date of the Merger Agreement and the earlier of the Closing and the termination of the Merger Agreement, restrictions on transfer with respect to LACQ Shares held by the parties to the Transaction Support Agreement (with (i) customary exceptions for transfers in connection with estate planning purposes and transfers to other parties to the Transaction Support Agreement and (ii) exceptions for LACQ Shares acquired by the Strategic Investor in the LACQ IPO), (iv) that any LACQ Shares acquired by any party to Transaction Support Agreement will be subject to the terms of the Transaction Support Agreement, (v) that LACQ and the parties to the Transaction Support Agreement will cause the existing Registration Rights Agreement of LACQ to be terminated upon the effective time of the Merger and (vi) that Holdings would make certain advances to A. Lorne Weil and Daniel B. Silvers in the event that either person is subject to current U.S. federal income tax liability as a result of the Merger failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Catalyst Voting Agreement

In connection with the Merger Agreement, Catalyst and certain of its affiliated investment funds (collectively, the “Catalyst Group”) entered into a Voting and Support Agreement with LACQ, pursuant to which the Catalyst Group agreed, amongst other things, to (i) cause any Holdings Shares held by the Catalyst Group to be present for purposes of determining quorum and to exercise all voting rights attached to such shares in favor of the consummation of the Arrangement (as defined in the Merger Agreement) and the Transactions, (ii) deliver, or cause to be delivered, duly executed proxies in favor of the Arrangement Resolution and any other matters which are necessary, proper or advisable for the consummation of the Arrangement and the Transactions, (iii) not exercise or cause to be exercised any dissent rights in connection with the Arrangement, (iv) not sell, transfer, pledge or otherwise encumber any Holdings Shares held by the Catalyst Group and (v) not to engage, directly or indirectly, in any transactions involving the securities of LACQ without the prior consent of LACQ.

Registration Rights Agreement

The Catalyst Group, the Strategic Investor and certain existing stockholders of LACQ (collectively, the “Registration Rights Holders”) will be granted certain rights, pursuant to a registration rights agreement which will be entered into at the Closing of the Transactions (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, such persons will be entitled to have registered, in certain circumstances, the resale of the Holdings Shares held by them, subject to certain conditions set forth therein. Subject to the terms and conditions set forth in the Registration Rights Agreement, the Catalyst Group and the Strategic Investor will be entitled to “demand registration rights” which may be in the form of a “shelf registration” made pursuant to Rule 415 under the Securities Act; provided, however, that neither the Catalyst Group nor the Strategic Investor shall be permitted to make more than two demand registrations in any calendar year and no more than three demand registrations in any two calendar year period. Additionally, subject to the terms and conditions set forth in the Registration Rights Agreement, the Registration Rights Holders will have “piggyback registration rights” under the Registration Rights Agreement.

Shareholders’ Agreement and Strategic Investor Side Letter

In connection with the Merger Agreement, Holdings entered into a Shareholders’ Agreement with the Catalyst Group and each Sponsor, pursuant to which, among other things, effective as of and following the Closing (i) the Catalyst Group, certain Sponsor parties affiliated with Daniel B. Silvers (collectively, “DS”) and certain Sponsor parties affiliated with A. Lorne Weil (collectively, “LW”) will be granted certain rights to nominate members of the Holdings Board, subject to certain conditions set forth in the Shareholders’ Agreement, including, without limitation, satisfaction of certain minimum ownership requirements; (ii) Holdings has agreed to offer at least one Sponsor nominee (in each case to be selected by DS and LW) who is elected to the Holdings Board the opportunity to serve on each committee of the Holdings Board for so long as a nominee of either DS or LW continues to serve on the Holdings Board; (iii) Holdings has agreed to file certain quarterly and annual financial and other information, subject to certain exceptions described in the Shareholders’ Agreement; and (iv) the parties to the Shareholders’ Agreement have agreed to vote their Holdings Shares and take all necessary steps within their control to cause each other’s nominees nominated in accordance with the Shareholders’ Agreement to be elected to the Holdings Board and otherwise implement the terms and conditions of the Shareholders’ Agreement.

The Shareholders’ Agreement provides that, following the Closing, the Catalyst Group, DS and LW will be granted rights to nominate five, one and one director(s), respectively, to the Holdings Board in the applicable classes set forth in the Shareholders’ Agreement, subject to satisfaction of certain minimum ownership requirements. In the event that either of DS or LW (and/or their affiliates), respectively, cease to beneficially own at least 80% of the shares of Holdings held by either of DS or LW (as applicable) as of the Closing, DS or LW (as applicable) will no longer be entitled to nominate a director to the Holdings Board. The number of nominees that the Catalyst Group is entitled to designate pursuant to the Shareholders’ Agreement decreases as follows:

•	Five directors, so long the Catalyst Group beneficially owns a number of Holdings Shares greater than or equal to 50% of the Holdings Shares held by them as of Closing;

•	Four directors, so long the Catalyst Group beneficially owns a number of Holdings Shares greater than or equal to 40% but less than 50% of the Holdings Shares held by them as of Closing;

•	Three directors, so long the Catalyst Group beneficially owns a number of Holdings Shares greater than or equal to 30% but less than 40% of the Holdings Shares held by them as of Closing;

•	Two directors, so long the Catalyst Group beneficially owns a number of Holdings Shares greater than or equal to 20% but less than 30% of the Holdings Shares held by them as of Closing; and

•	One director, so long the Catalyst Group beneficially owns a number of Holdings Shares greater than or equal to 5% but less than 20% of the Holdings Shares held by them as of Closing.

Once the Catalyst Group (and its affiliates) ceases to beneficially own at least 5% of the Holdings Shares held by them as of the Closing, the Catalyst Group will not be entitled to nominate any directors to the Holdings Board.

The Shareholders’ Agreement provides that Gabriel de Alba, an affiliate of Catalyst, will serve as Executive Chairman of the Holdings Board until the first annual shareholder meeting of Holdings following the Closing, and thereafter, the Catalyst Group will have the right to designate the individual to serve as Executive Chairman of the Holdings Board and the Holdings Board shall elect such designee to such position, so long as the Catalyst Group beneficially owns, in the aggregate, at least five percent (5%) of the total issued and outstanding Holdings Shares.

The Shareholders’ Agreement will only become effective upon the Closing and may terminate thereafter in certain limited circumstances pursuant to the terms thereof. In addition, (i) the rights and obligations of each of DS and LW, respectively, will terminate upon the earlier of (x) DS’s or LW’s (as applicable) loss of nomination rights or (y) the removal or resignation of DS’s or LW’s nominee (as applicable) from the Holdings Board under certain circumstances based on a failure to satisfy applicable minimum ownership requirements; and (ii) the rights and obligations of the Catalyst Group will terminate in the event the Catalyst Group (and its affiliates) ceases to beneficially own at least 5% of the issued and outstanding Holdings Shares for any continuous 15-day period, in each case, in accordance with the terms of the Shareholders’ Agreement.

Pursuant to a letter agreement entered into between the Strategic Investor and Holdings concurrently with the execution of the Shareholders’ Agreement (the “Strategic Investor Side Letter”), the Strategic Investor has

also agreed to support each nominee nominated for election to the Holdings Board pursuant to the Shareholders’ Agreement through the first annual shareholder meeting of Holdings following the Closing (provided that such annual shareholder meeting occurs on or prior to June 30, 2021). For each subsequent annual shareholder meeting, Holdings will provide the Strategic Investor with a written notice of each individual nominated and recommended by the Holdings Board to be elected to the Holdings Board. If the Strategic Investor indicates in writing to Holdings that it will support such nominees to the Holdings Board, then the Strategic Investor must vote for such nominees at the annual shareholder meeting at which such nominees are to be elected. The Strategic Investor’s obligations under the Strategic Investor Side Letter shall terminate upon the earlier of (i) the Strategic Investor ceasing to beneficially own an aggregate of at least five percent (5%) of the issued and outstanding Holdings Shares and (ii) the first annual shareholder meeting for which the Strategic Investor has declined to support one or more nominee to the Holdings Board.

Headquarters; Stock Symbols

After completion of the Transactions:

•

the corporate headquarters and principal executive office of the Company will be located 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3, Canada, which is Holdings’ corporate headquarters; and

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if Holdings’ application for listing is approved, Holdings Shares and Holdings Warrants are expected to be traded on the NYSE and the NYSE American, respectively, under the symbols “GTWY” and “GTWY.WS”, respectively.

Background of the Transactions

LACQ is a blank check company incorporated in Delaware on September 11, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or other similar business combination with one or more businesses. The proposed business combination with the Company is the result of an extensive search for a potential transaction drawing upon the network, investing experience and operating background of LACQ’s management team and the LACQ Board. The terms of the proposed Transactions are the result of extensive arm’s length negotiations between LACQ’s independent directors and management team, the Sponsors, the Strategic Investor, representatives of LACQ, Catalyst and the Company. The following is a brief description of the background of these negotiations, the Transactions and related matters.

Prior to the consummation of LACQ’s IPO, neither LACQ, nor anyone on its behalf, contacted any prospective targets or had any substantive discussions, formal or otherwise, with respect to a transaction with LACQ.

Following LACQ’s IPO, LACQ commenced an active search for prospective target businesses, prioritizing the gaming and leisure sector and leisure-related businesses which complemented LACQ’s management team’s sector and operating expertise. The general criteria that LACQ used in evaluating prospective target business opportunities included:

•	businesses with market and/or cost leadership positions;

•	businesses that would benefit from our management team’s collective expertise;

•	businesses with experienced management teams;

•	businesses with untapped potential for expansion opportunities; and

•	businesses that would benefit from being a public company.

As part of the search process, representatives of LACQ contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. Such individuals and entities included investment bankers, private equity firms, consulting firms and LACQ’s financial and other professional advisors and the Strategic Investor. LACQ maintained a list, which was updated and supplemented from time to time, of high priority potential targets. This target list emphasized, but was not limited to, companies within the gaming, lodging, leisure, restaurant, consumer packaged goods and entertainment sectors in North America and abroad. This target list and related developments were discussed regularly with the LACQ Board.

During this period, LACQ and its representatives:

•	reviewed more than 85 potential acquisition targets (other than the Company) (the “Other Potential Targets”);

•	engaged in preliminary discussions with 75 Other Potential Targets or their advisors;

•	signed confidentiality agreements with 51 Other Potential Targets and performed due diligence (subject to the respective confidentiality agreements) on many of these targets; and

•

submitted letters of intent and commenced further substantive due diligence with respect to five Other Potential Targets (other than the Company), identified below as Company A, Company B, Company C, Company D, and Company E.

The five other potential acquisition targets included: (i) a gaming and entertainment company with operations in Europe (“Company A”), (ii) an online social gaming business (“Company B”), (iii) a family entertainment and dining company (“Company C”), (iv) a gaming and entertainment company with operations in Mexico (“Company D”), and (v) a medical device company (“Company E”).

LACQ engaged in discussions with Company A from August 2018 through December 2018, at which time LACQ advised Company A that it was withdrawing from discussions until it could determine how Company A’s operating performance would be impacted by certain regulatory changes. LACQ engaged in discussions with Company B from September 2018 through July 2019, at which time the owners of Company B informed LACQ that Company B would not be pursuing a transaction. LACQ engaged in discussions with Company C from December 2018 through January 2019, at which time the controlling shareholder of Company C indicated that it would enter into a transaction with another acquirer, which Company C ultimately entered. LACQ engaged in discussions with Company D from March 2019 through September 2019, at which time the parties determined that they could not reach acceptable terms and LACQ terminated discussions with Company D. LACQ engaged in discussions with Company E from July 2019 through October 2019, at which time Company E informed LACQ that it was pursuing other opportunities.

In mid-December 2017, Daniel Silvers, our Chief Executive Officer, called a representative of Morgan Stanley, the Company’s financial advisor, to inquire as to whether the Company would be amenable to discussing a business combination with LACQ. Morgan Stanley informed Mr. Silvers that the Company was not in a position to enter into a dialogue at that time.

In mid-May 2018, a representative of Morgan Stanley, the Company’s financial advisor, contacted Mr. Silvers to indicate to Mr. Silvers that it would be an appropriate time to begin a dialogue regarding a potential business combination between the Company and LACQ. Mr. Silvers had several calls with representatives of Morgan Stanley during the second half of May 2018 during which the parties discussed the timing considerations of a potential transaction. During these conversations, the Morgan Stanley representatives discussed with Mr. Silvers the Company’s pricing expectations with respect to a potential transaction, as well as the interest of the Company’s shareholders in retaining a portion of their respective ownership in the Company following a transaction.

On May 29, 2018, to facilitate LACQ’s due diligence review with respect to a potential business combination involving the Company, LACQ entered into a confidentiality agreement with the Company and began receiving and reviewing preliminary diligence materials. Following the execution of the confidentiality agreement, LACQ’s management team, led by Mr. Silvers, commenced diligence efforts based on information provided by the Company and conducted research on the Company, the industry in which the Company operates and comparable companies in the gaming and entertainment sector. This due diligence review continued through the signing of the Merger Agreement on December 27, 2019 (in conjunction with a replacement confidentiality agreement that was entered into on September 19, 2019). During such period, various representatives of LACQ, the Strategic Investor, Proskauer, Miller Thomson LLP, Credit Suisse Securities (USA) LLC (“Credit Suisse”), Ernst & Young LLP and certain other consultants engaged by LACQ conducted extensive due diligence of the Company through document review and numerous telephonic conferences and in-person meetings, covering various areas, including, but not limited to, financial, legal, tax, information technology, gaming and regulatory due diligence. On or about June 6, 2018, the Company provided LACQ with financial and other information for the Company.

On June 8, 2018, LACQ held a meeting of the LACQ Board. During this meeting, management updated the LACQ Board on the status of LACQ’s review of the potential business combination with the Company, including (i) the ongoing discussions with Morgan Stanley with respect to the then-proposed transaction structure and terms, and (ii) due diligence performed to-date. At this meeting, representatives of Proskauer, gave a presentation regarding the fiduciary duties of directors in connection with a potential business combination with the Company. At subsequent meetings of the LACQ Board, Proskauer provided additional presentations on this topic in light of the stage of discussions regarding a potential business combination and answered questions from directors regarding the same. Additionally, the LACQ Board received an overview of the due diligence process and plan with respect to the proposed business combination, including the engagement of various third-party due diligence consultants with respect to legal, tax, technology, market and regulatory matters.

On June 14, 2018, a representative of Morgan Stanley informed Mr. Silvers that the Company was prepared to move forward, subject to resolution of certain business terms, but that it would not provide LACQ with exclusivity. Instead, the parties agreed to an expense reimbursement agreement in favor of LACQ to the extent that the parties were not able to enter into a transaction by July 8, 2018, subject to certain conditions. Also, on June 14, 2018, representatives of management of each of LACQ and the Company met in Ontario to conduct a business review of the Company and to conduct site visits of certain of the Company’s properties.

On June 18, 2018, LACQ and the Company executed an expense reimbursement agreement, pursuant to which the Company agreed to reimburse LACQ up to US$450,000 for its out-of-pocket due diligence expenses, subject to certain conditions, to the extent that the parties did not enter into a definitive agreement covering a business combination. This expense reimbursement agreement was subsequently amended on each of June 28, 2018, July 4, 2018, July 11, 2018, and July 24, 2018, to reflect (i) extensions to the expiry of the agreement, and (ii) an increase in the amount of the maximum reimbursement to US$600,000.

On June 18, 2018, Latham & Watkins LLP (“Latham”), as counsel to the Company, provided an initial draft of a proposed share purchase agreement (the “SPA”) to Proskauer.

On June 19 and 20, 2018, representatives of LACQ management conducted site visits of certain of the Company’s properties in Alberta and Ontario.

On June 27 and 28, 2018, representatives of management of LACQ and the Company met in Vancouver, Canada, to conduct further due diligence and site visits.

On June 25, 2018, Proskauer responded to Latham’s draft SPA. From June 25, 2018 through mid-August of 2018, Latham and Proskauer negotiated the terms of, and exchanged several drafts of, the definitive agreements for the potential business combination, including the SPA.

On June 28, 2018, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to

(i) management’s preliminary views regarding valuation, and (ii) the status and findings of due diligence performed to date and the plan for continuing diligence. At this meeting, Credit Suisse reviewed with the LACQ Board certain financial aspects relating to a potential business combination with the Company, including on topics of structure, valuation and current and projected business performance.

On July 3, 2018, Lorne Weil, Executive Chairman of LACQ, Mr. Silvers, Gabriel de Alba, Managing Director of Catalyst and Executive Chairman of the Company, and a representative of Morgan Stanley met in Toronto to discuss the corporate governance structure of the combined company.

On July 4, 2018, LACQ finalized the engagement of Credit Suisse as its financial advisor. Later that day, LACQ delivered to Morgan Stanley a non-binding indication of interest expressing LACQ’s interest in pursuing a potential business combination with the Company. The indication of interest contemplated a valuation for the Company at a multiple reflective of the equity trading levels of its public gaming company peers at that time. The non-binding indication of interest also expressed LACQ’s desire to continue diligence and requested that the Company enter into exclusive negotiations with LACQ.

On July 5, 2018, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to: (i) required SEC financial statement requirements, (ii) amendments to the expense reimbursement agreement (discussed above), and (iii) the status and findings of due diligence performed to-date and plan for continuing diligence. Credit Suisse also provided updates to their previous discussion with the LACQ Board at this meeting.

On July 12, 2018, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to: (i) required SEC financial statement requirements, (ii) amendments to the expense reimbursement agreement (discussed above), and (iii) the status and findings of due diligence performed to-date and plan for continuing diligence. Credit Suisse also provided updates to their previous discussion with the LACQ Board at this meeting.

On July 23, 2018, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to the status and findings of due diligence performed to-date and plan for continuing diligence. Third-party legal due diligence providers presented their findings to the LACQ Board. Credit Suisse provided updates to their previous discussion with the LACQ Board at this meeting and reviewed projections relating to the Company provided by the Company. In addition, Proskauer reviewed with the LACQ Board the principal terms and conditions of the then-current proposed draft SPA.

On August 29, 2018, a representative of Morgan Stanley informed LACQ that the Company intended to pursue other strategic alternatives, including an initial public offering, and, therefore, would be terminating discussions with LACQ.

On September 4, 2018, LACQ held a meeting of the LACQ Board during which management informed the LACQ Board that discussions with the Company had been terminated for the reasons described above. At this meeting, management provided an update on the status of LACQ’s review of certain Other Potential Targets.

On September 5, 2018, LACQ received funds in the amount of approximately US$600,000, satisfying the Company’s obligation under the expense reimbursement agreement.

In late July and early August 2019, representatives of Morgan Stanley contacted Mr. Silvers and indicated that the Company was still considering strategic alternatives to its initial public offering and might be interested in renewing discussions regarding a potential business combination. During August 2019, Mr. Silvers had several discussions with representatives of Morgan Stanley regarding the timing of such potential discussions with the

Company. During these conversations, the Morgan Stanley representatives also discussed with Mr. Silvers the Company’s revised pricing expectations with respect to a potential transaction, as well as the continued interest of the Company’s shareholders in retaining a portion of their respective ownership in the combined company following the transaction.

On August 24, 2019, Morgan Stanley communicated to Mr. Silvers that it believed that an in-person meeting with the Company should be scheduled for early-September 2019. On August 28, 2019, a representative of Morgan Stanley requested an in-person meeting between representatives of the Company, Catalyst, LACQ and Morgan Stanley to be held on September 5, 2019 in New York.

On September 5, 2019, Mr. Weil and Mr. Silvers met with representatives of the Company, including Mr. de Alba, and Morgan Stanley in New York. At the meeting, Mr. Santo provided a general update on the Company’s operations. Following the meeting, the parties agreed that they would seek to put in place a revised confidentiality agreement to facilitate the exchange of additional information.

On September 19, 2019, a revised confidentiality agreement was entered into by the parties. On such date, Mr. Weil and Mr. Silvers met with Mr. de Alba and Morgan Stanley in New York. During this meeting, the parties discussed certain aspects of the timing of a potential transaction. Additionally, due diligence of the Company restarted and discussions continued between the parties regarding the structure of a potential transaction. The Company and LACQ, as well as their financial advisors, Morgan Stanley and Credit Suisse, respectively, held a series of organizational, due diligence and structuring phone calls related to the proposed transaction during the ensuing period through October 4, 2019.

On September 24, 2019, Mr. Weil and Mr. Silvers met with representatives of the Company, the Strategic Investor and Morgan Stanley in New York. During this meeting, at the direction of the Company, Morgan Stanley orally presented the terms upon which the Company might be willing to re-start negotiations regarding a potential business combination. As part of this presentation, Morgan Stanley proposed that a transaction contemplate a valuation for the Company at a multiple of approximately seven-and-a-half times projected Adjusted EBITDA for the twelve months ended December 31, 2020 on a cash-free and debt-free basis. Additionally, Morgan Stanley proposed, on behalf of the Company, that a transaction should include an “earn out” concept whereby the Company’s existing shareholders could receive additional benefits tied to any increases in the combined company’s stock price over a period of time. Between September 24, 2019 and October 4, 2019, Mr. Silvers had a number of conversations with representatives of Morgan Stanley regarding the terms of any potential transaction with the Company.

On September 25, 2019, Mr. Weil and Mr. Silvers met with Mr. de Alba in New York. At the meeting, they held a general discussion regarding the corporate governance structure that had been discussed in the context of the Company’s previously proposed initial public offering. Messrs. Weil, Silvers and de Alba continued to have discussions regarding the corporate governance structure of the combined company throughout the period between September 25, 2019 and December 24, 2019.

On September 26, 2019, the Company provided LACQ with financial information, including certain financial projections, for the Company.

On September 27, 2019, Messrs. Weil and Silvers had a phone conversation with representatives of the Strategic Investor during which such representatives shared their preliminary views regarding valuation considerations for the Company. Later that day, Mr. Silvers had a phone conversation with representatives of the Company, Morgan Stanley and the Strategic Investor regarding the parties’ respective preliminary views as to valuation, as well as to discuss the timing of a potential transaction.

On September 30, 2019, representatives of LACQ, the Company, Morgan Stanley and the Strategic Investor participated in a conference call to discuss the anticipated timeline and structure of LACQ’s financial due diligence investigation.

On October 2, 2019, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on Other Potential Targets and informed the LACQ Board that LACQ had restarted discussions with the Company about a potential transaction. Management provided an update to the LACQ Board with respect to capital markets activity the Company had undertaken since September 2018. At this meeting, Credit Suisse reviewed with the LACQ Board certain financial aspects relating to a potential business combination with the Company, including on topics of and updated proposed transaction structure, valuation and current and projected business performance.

On October 4, 2019, LACQ received from Morgan Stanley a formal proposal for terms on which the Company would be willing to pursue a business combination (the “October 4 Proposal”). Following receipt and review of the October 4 Proposal, Messrs. Weil and Silvers had a phone call with a representative of Morgan Stanley to express LACQ’s general unwillingness to proceed with a transaction on the terms contained in such proposal.

On October 15, 2019, Mr. Weil and Mr. Silvers met with Mr. Santo in Las Vegas to discuss whether there was flexibility on the Company’s part with respect to the October 4 Proposal to allow discussions to continue. Mr. Santo indicated that he would have further discussions with the Holdings Board.

On October 21, 2019, Mr. Weil and Mr. Silvers met with representatives of Morgan Stanley and Mr. de Alba, in New York. During the meeting, the parties discussed various aspects of the October 4 Proposal. The parties agreed to reconvene the following day.

On October 22, 2019, Mr. Weil and Mr. Silvers met with representatives of Morgan Stanley and Mr. de Alba, in New York. During the meeting, the parties agreed to pursue a transaction with certain changes to the October 4 Proposal.

During October and November 2019, LACQ re-engaged third-party advisors to conduct due diligence on the Company for the benefit of Company management and the LACQ Board.

On October 23, 2019, representatives of LACQ, including Mr. Silvers, representatives of the Company, including Mr. de Alba, and Morgan Stanley held a conference call during which they discussed strategies to obtain new or rollover capital investments from institutional investors in conjunction with the potential business combination. Between October 23, 2019 and November 14, 2019, the parties had additional conversations regarding such potential investments from institutional investors. During this period, Morgan Stanley had discussions with representatives of both the Company and LACQ regarding the multiple roles Morgan Stanley would be required to serve in the business combination if it assisted both parties with outreach to institutional investors concerning investments in LACQ, the Company or the combined company. Both parties stated that they understood the implications and each separately agreed that Morgan Stanley was best placed to assist given Morgan Stanley’s detailed knowledge of the Company and the potential business combination, its industry leadership and capital markets expertise. On November 14, 2019, LACQ and the Company authorized Morgan Stanley to initiate conversations with various potential investors regarding capital investments which would occur in connection with a potential transaction, either concurrent with announcement or in connection with the consummation of the transaction. Between November 14, 2019 and November 29, 2019, Morgan Stanley arranged meetings for LACQ and the Company with several institutional investors, including investors with existing investments in the Company or LACQ, regarding the Company and its business, the potential transaction, and opportunities for capital investment in a combined company. Morgan Stanley provided updates to LACQ and the Company throughout this period.

On October 24, 2019, Mr. Silvers and Marc Falcone, an independent director of LACQ, had lunch with Mr. de Alba in New York. During the lunch, the parties discussed various aspects of the potential transaction as well as Mr. Falcone’s impressions of the Company.

On October 25, 2019, representatives of LACQ, the Company, Morgan Stanley and the respective legal advisors to each of LACQ and the Company held a conference call to discuss the process for the proposed business combination transaction.

On October 25, 2019, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to: (i) the ongoing discussions with the Company, and Morgan Stanley on its behalf, with respect to the contemplated transaction structure and terms, and (ii) due diligence performed to-date and LACQ’s plans for the remainder of its due diligence investigation, including the expected timeline on which information and reports were expected to be received. Credit Suisse reviewed with the LACQ Board, among other things, certain key business terms of the proposed transaction, preliminary illustrative financial analysis, including with respect to valuation, of the proposed transaction and a summary of the Company’s historical and projected financials.

On November 12, 2019, Latham provided an initial draft of the Merger Agreement to Proskauer based on the draft SPA negotiated in 2018. From November 12, 2019, through the evening of December 27, 2019, Latham and Proskauer negotiated the terms of, and exchanged several drafts of, the Merger Agreement and ancillary agreements for the potential business combination, including the Merger Agreement.

On November 15, 2019, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to: (i) the ongoing discussions with the Company, and Morgan Stanley on its behalf, regarding the transaction structure and potential investments from institutional investors and (ii) due diligence performed to-date and its plans for the remainder of its due diligence investigation, including the expected timeline on which information and reports were expected to be received. Credit Suisse provided updates to its prior discussions with the LACQ Board.

On November 18, 2019, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to LACQ’s ongoing diligence efforts with respect to the Company as well as management’s prospective due diligence plan including the expected timeline on which information and reports were expected to be received.

On November 19, 2019, Latham delivered drafts of certain ancillary agreements to Proskauer, including an initial draft of the Shareholders’ Agreement. Latham’s draft of the Shareholders’ Agreement covered board nomination and voting rights with respect to the nomination of Catalyst-appointed nominees to the post-Closing board of directors of the combined company. Latham and Proskauer had a call the following day to discuss various issues, including extending similar nomination rights with respect to the Sponsors and voting obligations with respect to Catalyst, the Sponsors and the Strategic Investor. On November 21, 2019, Proskauer responded to Latham’s draft with a list of issues to facilitate continuing discussions among the parties on several remaining open points, including corporate governance structure.

On November 26, 2019, LACQ held a special meeting of stockholders at which its stockholders approved a proposal to amend LACQ’s amended and restated certificate of incorporation to extend the completion window from December 5, 2019 to April 5, 2020.

On or about December 1, 2019, representatives of LACQ, the Company, and Morgan Stanley held a series of phone calls regarding potential investments from institutional investors, during which the parties determined that it would be preferable to focus on capital investment from institutional investors in connection with consummation of the transaction.

Between December 3, 2019 and December 5, 2019, LACQ, the Company and their respective legal and financial advisors engaged in negotiations surrounding the documentation for the potential business combination. On December 3, 2019, Latham provided updated drafts of the Merger Agreement, Shareholders’ Agreement and certain other ancillary agreements to Proskauer. Latham’s revised draft of the Merger Agreement reflected, among other things, the Company’s proposal on certain termination rights. Latham’s revised draft of the Shareholders’ Agreement, which responded to the issues list previously delivered by Proskauer, reflected the parties’ preliminary resolution on certain of the open issues, including an affirmative grant of continuing board nomination rights to Catalyst and the Sponsors following the Closing (subject to, in each case, satisfaction of certain minimum ownership requirements).

On December 4, 2019, Proskauer returned revised drafts of the Merger Agreement and certain ancillary agreements to Latham. On December 5, 2019, Latham responded to Proskauer’s revised Merger Agreement. The open issues included, among others, (i) the scope of certain interim operating covenants and representations and warranties given by the Company; (ii) certain provisions regarding termination rights, including the outside date; (iii) the treatment of the repayment of loans extended to LACQ by the Sponsors and the Strategic Investor in order to fund corporate expenses; and (iv) the Company’s ability to make distributions to its shareholders prior to the Closing.

On December 4, 2019, LACQ held a meeting of the LACQ Board during which management provided the LACQ Board with an update on the potential transaction with the Company, including with respect to (i) the status and current terms of the transaction documentation, and (ii) the proposed composition of the Holdings Board following consummation of the Transactions, including that Messrs. Weil and Silvers would join the Holdings Board. The LACQ Board also discussed the potential liquidation and dissolution of LACQ in light of the requirement to deposit additional funds into the Trust Account to extend LACQ’s corporate life beyond December 5, 2019.

On December 5, 2019, the Company provided an update to LACQ, the Strategic Investor, Morgan Stanley and Credit Suisse that results for the month of November 2019 were below prior estimates, and therefore results for the fourth quarter of 2019 could fall below previously communicated expectations (based upon the projections provided on September 26, 2019). After analyzing information conveyed by the Company, LACQ informed the Company that it would require additional time to review fourth-quarter 2019 to-date results. However, LACQ informed Morgan Stanley that it was unwilling to deposit additional funds into its Trust Account in order to extend the corporate life beyond December 5, 2019 to allow for such further review. Following a further discussion that day between representatives of LACQ, the Holdings Board, the Strategic Investor and Morgan Stanley, in light of the on-going constructive discussions between the parties, the Company agreed to enter into a note with LACQ in order to fund the required contribution to the Trust Account of approximately US$566,000 to secure the extension of LACQ’s corporate existence through January 5, 2020.

On December 9, 2019, representatives of LACQ, the Company, the Holdings Board, the Strategic Investor and Morgan Stanley met in New York. At the meeting, the parties discussed the Company’s operating performance during October and November 2019. Following the meeting, the parties agreed that the Company would review performance to-date for the fourth quarter 2019 and provide LACQ with updates, if any, to its previously-provided (on September 26, 2019) projections.

Between December 9, 2019 and December 25, 2019, Mr. Silvers had frequent phone conversations with representatives of Morgan Stanley regarding various potential timelines, and related considerations, of any potential business combination between LACQ and the Company.

On December 12, 2019, LACQ held a meeting of the LACQ Board to update the LACQ Board on the proposed business combination with the Company.

On December 16, 2019, Morgan Stanley, at the direction of the Company, provided LACQ with updated Company projections for 2019 as previously discussed on December 9, 2019 with respect to the fourth quarter.

On December 17 and 18, 2019, Mr. Silvers had a number of phone calls with representatives of Morgan Stanley and the Strategic Investor. On these calls, the parties discussed their respective views surrounding the updated 2019 Company projections and Company management. Also on these dates, Mr. Silvers held a number of phone calls with Mr. de Alba and a representative of Morgan Stanley during which the parties discussed the calls with the Strategic Investor. Following these discussions, Mr. Silvers and Mr. de Alba agreed that it would be advantageous to discuss with the Strategic Investor the potential for the Strategic Investor to lower its new investment from US$62.5 million to US$30.0 million. Also on December 17, 2019, a representative of the Strategic Investor and Mr. Falcone discussed Mr. Falcone’s views of the Company and whether Mr. Falcone would be interested in discussing, with the Company, a role on the Company’s management team following the business combination. Between December 17, 2019 and December 24, 2019, Mr. Falcone and representatives of the Strategic Investor had additional discussions with respect to Mr. Falcone’s views on the Company. On December 18, 2019, Messrs. Weil, Silvers and de Alba held a series of calls in which they discussed the ongoing governance structure of the combined company and their common belief that it would be advantageous for Mr. Falcone to serve as a member of the Holdings Board following consummation of the Transactions given his experience as an executive of a large casino company. Further, Messrs. Weil, Silvers and de Alba agreed that it would make sense to enlarge the Holdings Board following consummation of the Transactions from seven to nine members. Mr. de Alba asked Mr. Silvers to discuss with Mr. Falcone his willingness to serve on the board of directors of the combined company. Mr. Silvers spoke to Mr. Falcone later that day, at which time Mr. Falcone indicated that he would be willing to serve in such a capacity, subject to visiting some of the Company’s properties the following day. Mr. Silvers then reported back to Messrs. Weil and de Alba that Mr. Falcone had indicated a willingness to serve in such a capacity, subject to the proposed site visits. Between December 18–24, 2019, Mr. de Alba and Mr. Falcone held a number of conversations regarding potential management roles for Mr. Falcone and potential compensation arrangements for these roles. Each of Messrs. de Alba and Falcone regularly updated Mr. Silvers of these conversations.

Also on December 18, 2019, LACQ held a meeting of the LACQ Board to provide the LACQ Board with an update of conversations with the Company, the Holdings Board, the Strategic Investor and Morgan Stanley since the December 12, 2019 Board meeting, including (among other things) conversations regarding certain changes to senior management of the Company, including succession planning for Mr. Santo. Following the discussion, the LACQ Board reiterated its direction to management to continue to explore the potential business combination with the Company and to update the LACQ Board as the discussions progressed.

Between December 18, 2019 and December 27, 2019, LACQ, the Holdings Board, the Company and their respective legal and financial advisors engaged in negotiations and documentation regarding the potential business combination.

On December 19, 2019, Morgan Stanley, at the direction of the Company, provided LACQ with updated Company projections for 2020-2023, which had been revised to reflect current information, resulting in lower projected EBITDA for each of the years 2020 through 2023. LACQ and the Holdings Board agreed that the transaction would continue to value the Company at a multiple of seven-and-a-half times projected Adjusted EBITDA for the twelve months ended December 31, 2020 on a cash-free and debt-free basis. Also on this date, Mr. Falcone conducted site visits to a number of the Company’s properties in British Columbia and a third party due diligence provider to LACQ conducted site visits to a number of the Company’s properties in Ontario. The third party due diligence provider’s site visits continued through December 20, 2019.

On December 19, 2019, LACQ held a meeting of the LACQ Board to provide an update on the proposed business combination with the Company. During this meeting, representatives of Proskauer reviewed with the directors the terms of the transaction documents, including a summary of key terms and the scope of the representations, warranties, covenants and conditions to closing of the proposed business combination in the Merger Agreement, as well as the final terms, including the size, of the Strategic Investor’s equity investment and other key terms of the transaction. Mr. Silvers also informed the LACQ Board regarding the Company’s updated projections for 2020 through 2023, as discussed above, that LACQ had received from the Company. Following the discussion, the LACQ Board reiterated its direction to management to continue to explore the potential business combination with the Company and to update the LACQ Board as the discussions progressed.

On December 21, 2019, representatives of LACQ, Credit Suisse and Morgan Stanley had a business due diligence update call with representatives of the Company.

On December 24, 2019, Mr. de Alba and Mr. Falcone held a call during which they reached an understanding regarding primary economic terms of a potential employment agreement, to be negotiated at a later date, pursuant to which Mr. Falcone would be announced as the incoming Chief Executive Officer of the Company to be effective shortly following closing of the business combination.

On December 24—25, 2019, Mr. Silvers called each of the other members of the LACQ Board to brief them on the various discussions that had taken place between Messrs. de Alba and Falcone.

On December 26, 2019, representatives of LACQ, Credit Suisse and Morgan Stanley had a business due diligence update call with representatives of the Company.

On December 26, 2019, LACQ held a meeting of the LACQ Board to discuss final transaction terms and evaluate the business combination. All members of management of LACQ, representatives of Proskauer and representatives of Credit Suisse were in attendance by invitation of the LACQ Board. During this meeting, representatives of Proskauer reminded the directors that, at prior meetings of the LACQ Board, Proskauer had delivered presentations detailing the scope of their fiduciary duties in connection with the potential business combination and encouraged directors to ask questions regarding their fiduciary duties. Representatives of Credit Suisse provided a presentation to the LACQ Board that included, among other things, an overview of the proposed transaction and certain financial aspects and analysis of the proposed transaction. Thereafter, representatives of Proskauer reviewed with the LACQ Board the proposed terms of the business combination, including the Merger Agreement and the other definitive agreements, copies of which had been provided to the LACQ Board in advance of the meeting. The LACQ Board concluded, after a thorough review of other business combination opportunities reasonably available to LACQ, that the proposed business combination represented the best potential business combination for LACQ based upon the process utilized to evaluate and assess other potential acquisition targets, and the LACQ Board’s and management’s belief that such processes had not presented a better alternative. After discussion and upon a motion duly made and seconded, the LACQ Board unanimously resolved that the Merger Agreement, each of the related ancillary agreements and the proposed business combination transaction be approved, subject in each case to routine finalization of documentation.

On December 27, 2019, representatives of LACQ, Credit Suisse and Morgan Stanley had a business due diligence update call with representatives of the Company.

On December 27, 2019, the parties executed the Merger Agreement and other documentation related thereto. On the evening of December 27, 2019, after the stock market closed, LACQ and the Company jointly announced the execution of the Merger Agreement and the business combination.

On December 31, 2019, a Form 8-K was filed describing the Transactions in further detail and filing a copy of the Agreement and Plan of Merger.

On January 7, 2020, Messrs. Weil, Silvers, Falcone, de Alba and Santo, as well as Queenie Wong, Chief Accounting Officer of the Company and George Peng, Chief Financial Officer of LACQ, held an investor conference call to discuss the Transactions.

The parties and their respective representatives have continued and expect to continue regular discussions regarding the consummation of the proposed business combination.

LACQ’s Board of Directors’ Reasons for Approval of the Transactions

The LACQ Board, in evaluating the Transactions, consulted with LACQ’s management and legal and financial advisors, as well as other third-party due diligence providers. In the LACQ IPO prospectus, LACQ set forth its acquisition process for evaluating a prospective target business. Specifically, it expected to conduct a thorough due diligence review of the prospective target business that would encompass, among other things, meetings with incumbent management and employees, document reviews, inspection of facilities, as well as a review of financial, operational, legal and other information that would be made available to LACQ. In connection with the evaluation of the Company, LACQ’s management (in consultation with legal and financial advisors and its third-party advisors) conducted such a due diligence review and presented the findings to the LACQ Board so that it could benefit from such evaluation in connection with its evaluation of the Transactions.

In the LACQ IPO prospectus, LACQ identified the following general criteria and guidelines that it believed were important in evaluating prospective target businesses, although it indicated that it may decide to enter into an initial business combination with a target business that does not meet such criteria and guidelines.

•	Business with Market and/or Cost Leadership Positions. LACQ will seek to acquire one or more businesses with market and/or cost leadership positions in their respective niches.

•	Business that will Benefit from its Management Expertise. LACQ will seek to acquire one or more businesses with assets that are fundamentally sound yet are underperforming their potential.

•

Experienced Management Team. LACQ will seek to acquire one or more businesses with an experienced management team that provides a platform for it to further develop the management capabilities of the acquired business.

•

Businesses with Untapped Potential. LACQ will seek to acquire one or more businesses that have significant embedded and/or underexploited expansion opportunities, have been underinvested in by current owners, and/or exhibited unrecognized value or other characteristics. LACQ’s management team has significant experience in identifying businesses with opportunities to accelerate organic growth and/or add on attractive acquisition targets.

•	Businesses that will Benefit from Being a Public Company. LACQ intends to acquire one or more businesses that will benefit from being publicly traded.

In light of the number and wide variety of factors, the LACQ Board did not consider it practicable to and did not attempt to quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. The proposed business combination with Gateway meets the criteria and guidelines LACQ disclosed in the LACQ IPO prospectus, in addition to certain other factors that were considered by the LACQ Board and that are included below. The LACQ Board viewed its position as being based on all of the information available to it and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of LACQ’s reasons for the Transactions and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.”

In reaching its unanimous resolution (i) that the terms and conditions of the Merger Agreement, including the proposed Transactions, are advisable, fair to, and in the best interests of LACQ and its stockholders and (ii) to recommend that stockholders adopt and approve the Merger Agreement and approve the Transactions contemplated therein, the LACQ Board considered a range of factors, including but not limited to, the factors discussed below.

The LACQ Board considered a number of factors as generally supporting its decision to enter into the Merger Agreement and the Transactions, including but not limited to, the following material factors:

•

Leading Diversified Gaming and Entertainment Company. Gateway is one of the largest and most diversified gaming and entertainment companies in Canada, featuring 25 gaming properties across British Columbia and Ontario. The LACQ Board considered the leading market position that Gateway occupies in each of its markets. In addition, the LACQ Board reviewed, with the assistance of LACQ’s management and its advisors, each of the markets in which Gateway operates and its individual properties. In assessing the performance of the Gateway properties, individually and in the aggregate, the LACQ Board reviewed a variety of financial and operating metrics.

•

Potential Significant Benefits from LACQ Management Expertise. Upon closing of the Transactions, A. Lorne Weil, Daniel B. Silvers and Marc J. Falcone, Leisure’s Executive Chairman, Chief Executive Officer and Director, respectively, are expected to join the Company’s board of directors. With their decades of experience in the leisure and gaming industry, and significant experience in capital markets, public company governance and operations in the sector, the LACQ Board believes they will provide effective and strategic oversight. In addition, Mr. Falcone is expected to lead the combined company as President and Chief Executive Officer. Mr. Falcone is a highly respected executive with extensive experience in leadership roles in the leisure and gaming industry. The LACQ Board believes that these additions to the Gateway management team will support and further accelerate Gateway’s growth strategy.

•

Experienced Management Team. Mr. Falcone is expected to be supported in his new role as President and Chief Executive Officer by Gateway’s experienced management team. Gateway’s management team has deep industry knowledge and a strong operating track record through the transformation of Gateway’s business model, increase in revenues over the last five years and significant expansion of its property portfolio. The LACQ Board expects that the operating and financial abilities of Mssrs. Weil, Silvers and Falcone will complement the capabilities of the existing management team.

•

Unique Opportunity to Accelerate Growth. The LACQ Board considered the growth prospects for Gateway’s business and, among other things, identified the following as opportunities to sustain and accelerate growth:

•

Gateway’s markets are in high population areas, but, based on LACQ’s analysis, are underpenetrated, have limited potential competitive supply and have the potential to experience increases in customer demand. Gateway’s well-known proprietary casino and restaurant brands have the potential to drive revenue and growth in these markets.

•

Gateway’s existing growth strategies and investments are expected to generate near-term returns and plans for implementing additional growth strategies are expected to be considered shortly following closing of the Transactions. The LACQ Board reviewed and considered the implementation of Gateway’s growth strategies at certain of its existing Ontario properties and its planned expansion of such strategies to other Gateway properties. In addition, the LACQ Board reviewed and considered Gateway’s plans for expansions and relocations in both the Ontario and British Columbia markets as well as Gateway’s planned exit from the Edmonton market.

•

Gateway’s business model has characteristics, which include lower maintenance capital expenditures than certain of its peers, as well as large existing NOL balances, that is expected to drive strong free cash flow conversion in comparison to its peers. This free cash flow is expected to be utilized to fund growth strategies and de-lever the business.

•

Benefits from Access to the Public Capital Markets. Access to the public capital markets, together with Gateway’s strong free cash flow and capital structure, is expected to favorably position the company to accelerate its existing growth strategies and take advantage of additional acquisition or development opportunities as they may arise.

•

Business and Financial Condition and Prospects. Through its diligence process, the LACQ Board gained a knowledge of and familiarity with Gateway’s business, financial condition, results of operations and future growth prospects. The LACQ Board viewed Gateway’s projected strong revenue growth, consistent Adjusted EBITDA growth and strong free cash flow conversion as positive business and financial factors. In addition to the considerations given to Gateway’s growth prospects, as discussed above, the LACQ Board also discussed and considered factors such as Gateway’s historical and projected financials, planned growth capital expenditures, capital and debt structure, discounted cash flow analysis, as well as valuations, trading and other financial metrics of publicly traded companies in similar and adjacent sectors.

•

Attractive Regulatory Environment; Resilient Markets. Gateway operates in a regulatory environment that provides for long-term operating agreements and licenses and in which there are high barriers to entry. In addition, Gateway’s markets demonstrated resilience during the most recent economic downturn as compared to top U.S. locals-driven markets.

•

Backing by Experienced Gaming Investors. The Strategic Investor has committed more than US$100 million, in total, to Holdings, including previously invested capital. Catalyst is expected to continue supporting Gateway as the company’s largest shareholder upon closing of the Transactions. Additionally, Mr. de Alba is expected to continue in his role as Executive Chairman.

•

Extensive Opportunity to Assess Gateway’s Business. Because LACQ previously considered a business combination with Gateway (See “The Business Combination Proposal—Background of the Transactions”), it has had the opportunity to assess the Gateway business model, operations and management team through a lengthy due diligence process. The opportunity to track the Company’s growth and evolution over an extended period aided the LACQ Board in reaching its conclusion that the Transactions are advisable, fair to and in the best interest of LACQ and its stockholders.

•

Terms of the Business Combination and Deal Certainty. The financial and other terms and conditions of the Merger Agreement, as reviewed by the LACQ Board, and their belief that such terms and conditions are reasonable and were the product of arm’s-length negotiations among the parties. Further, the Merger Agreement contains limited conditions to closing and the LACQ Board believes that the Transactions will be completed in a timely manner.

•

Other Alternatives. The LACQ Board’s belief, after a thorough review of other business combination opportunities reasonably available to LACQ, that the proposed Transactions represent the best potential business combination for LACQ and the most attractive opportunity for LACQ management to accelerate its business plan based upon the process utilized to evaluate and assess other potential acquisition targets, and the LACQ Board’s belief that such processes had not presented a better alternative.

The LACQ Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Merger Agreement and Transactions, including, but not limited to, the following:

•	Macroeconomic Risks. Macroeconomic uncertainty and the effects it could have on the combined company’s revenues.

•	Benefits May Not Be Achieved. The risk that the potential benefits of the Transactions may not be fully achieved or may not be achieved within the expected timeframe.

•

Growth Strategies May Not be Achieved. The risk that Gateway’s existing and/or future growth strategies, and their associated financial results, may not be fully achieved or may not be achieved within the expected timeframe.

•

Discontinued Operations. The risk that Gateway is unable to complete the sale of its discontinued operations in the Edmonton Region on the expected timeframe or at all. An inability to complete the sale of these operations could have a negative effect on the combined company’s financial condition and performance.

•

Foreign Holding Company Structure. The added risks that would be present in the proposed post-merger structure, such as the risk of being able to enforce future judgments against a foreign company, that would not have been present if the combined company remained a U.S. domiciled entity.

•	No Third-Party Valuation. The risk that LACQ did not obtain a third-party valuation or fairness opinion in connection with the Transactions.

•

Achievability of Financial Forecasts. The risks relating to the achievability of the forecasted financial information that was provided by Gateway to the LACQ Board and that were utilized by the LACQ Board as a component in its overall evaluation of Gateway’s business and growth prospects.

•

Catalyst Nomination Rights. The risks relating to the rights granted to Catalyst pursuant to the Shareholders Agreement, including rights to nominate a majority of the directors of the combined company.

•

Approvals Required. The risks relating to obtaining the gaming authority approvals that are required for the Company and its subsidiaries to continue operating after consummation of the Transactions, and the risks relating to obtaining shareholder approval of the Transactions within the timeframe required by the Merger Agreement.

•

Company Termination Right. Pursuant to the Merger Agreement, the Company has certain termination rights commencing as early as June 1, 2020. See “The Merger Agreement.” In the event the Company terminates the Merger Agreement pursuant to such right, the LACQ Board does not expect that it would be able to complete an alternative business combination prior to the date set forth in its charter by which it must complete a business combination. In such event, LACQ would be forced to liquidate.

•	Litigation. The possibility of litigation challenging the Transactions or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Transactions.

•	Fees and Expenses. The fees and expenses associated with completing the Transactions.

•	Other Risks. Various other risks associated with the business of the Company, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement/prospectus.

In addition to considering the factors described above, the LACQ Board also considered that some officers and directors of LACQ have interests in the Transactions as individuals that are in addition to, and that are different from, the interests of LACQ’s stockholders (see “The Business Combination Proposal—Interests of LACQ’s Insiders and Initial Stockholders”). LACQ’s independent directors reviewed and considered these interests during the negotiation of the Transactions and in evaluating and unanimously approving, as members of the LACQ Board, the Merger Agreement and the Transactions.

The LACQ Board concluded that the potential benefits that it expected LACQ and its stockholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. The LACQ Board also noted that the LACQ stockholders would have a substantial economic interest in the combined company (depending on the level of LACQ stockholders that may seek redemption of their public shares into cash). Accordingly, the LACQ Board unanimously determined that the Merger Agreement and the Transactions contemplated therein, were advisable, fair to, and in the best interests of the LACQ and its stockholders.

In approving the Transactions, the LACQ Board determined not to obtain a fairness opinion. The officers and directors of LACQ have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries, including the gaming and entertainment sector, and concluded that their experience and backgrounds, together with the experience and sector expertise of LACQ’s financial advisor, Credit Suisse, enabled them to make the necessary analyses and determinations regarding the Transactions with the Company. In addition, LACQ’s officers and directors and advisors have substantial experience with mergers and acquisitions, including in connection with transactions involving special purpose acquisition companies.

Certain Forecasted Financial Information for the Company

The Company provided LACQ with certain internally prepared projections for the fiscal years ending December 31, 2019, 2020, 2021, 2022 and 2023. This prospective financial information was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The forecasts were prepared solely for internal use, capital budgeting and other management purposes. As such, they include certain pro forma adjustments that are permissible under the covenants in the Company’s loan agreements. In addition, the prospective financial information excluded the discontinued operations. The forecasts are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the forecasts in making a decision regarding the transaction, as the forecasts may be materially different than actual results.

The forecasts reflect numerous assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond LACQ and the Company’s control, such as the risks and uncertainties contained in “Risk Factors.” The financial forecasts are forward-looking statements that are based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond LACQ and the Company’s control. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. The inclusion of the projections in this proxy statement/prospectus should not be regarded as an indication that LACQ or its representatives considered or consider the projections to be a reliable prediction of future events, and reliance should not be placed on the projections.

The forecasts were requested by, and disclosed to, LACQ for use as a component in its overall evaluation of the Company, and are included in this proxy statement/prospectus on that account. The Company has not warranted the accuracy, reliability, appropriateness or completeness of the forecasts to anyone, including to LACQ. Neither the Company’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the forecasts, and none of them intends to or undertakes any obligation to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the forecasts are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. The Company will not refer back to these forecasts in its future periodic reports filed under the Exchange Act. The forecasts reflect the consistent application of the accounting policies of the Company and should be read in conjunction with the accounting policies included in “Note 4—Significant accounting policies” to our audited consolidated financial statements included in this proxy statement/prospectus.

The prospective financial information included in this proxy statement/prospectus has been prepared by, and is the responsibility of, the Company’s management. Grant Thornton LLP has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the accompanying prospective financial information and, accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto. The Grant Thornton LLP report included in this proxy statement/prospectus relates to the Company’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

The key elements of the projections are summarized below (in millions of Canadian dollars).

	Fiscal Year Ended December 31,(1)
	2019E	2020E	2021E	2022E	2023E
Revenue	$797.2	$865.1	$928.7	$1,037.0	$1,072.4
Adjusted Property EBITDA	$215.8	$245.0	$266.1	$302.3	$318.9
Adjusted EBITDA	$175.9	$195.0	$215.0	$250.2	$265.8
Net Income	$(63.3)	$41.2	$60.0	$100.0	$119.5
Adjusted Free Cash Flow(2)	$151.7	$177.1	$194.4	$230.8	$246.1

(1)

The projections exclude the impact of discontinued operations. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the

Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us” and “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Discontinued Operations.”
(2)	Adjusted Free Cash Flow is defined as Adjusted EBITDA less maintenance capex and cash taxes.

Satisfaction of 80% Test

It is a requirement under LACQ’s amended and restated certificate of incorporation, as amended, that any business acquired by LACQ have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for an initial business combination (excluding any deferred underwriting commissions and taxes payable on the income earned in the Trust Account). As of December 27, 2019, the date of the execution of the Merger Agreement, the balance of the funds in the Trust Account was approximately US$188.3 million (excluding up to US$7.0 million of deferred underwriting commissions and taxes payable) and 80% thereof represents approximately US$150.6 million. The LACQ Board determined that the fair market value of the Company was in excess of such amount and the 80% test was met.

In reaching its conclusion on the 80% test, the LACQ Board used as a fair market value the approximately US$1.1 billion enterprise value for the Company, which was implied based on the terms of the Transactions agreed to by parties in negotiating the Merger Agreement. This fair market value was implied based on adding (all amounts assume no redemptions from the Trust Account): (i) approximately US$180.5 million of equity consideration in the post-combination company to be issued to the existing Holdings shareholders; (ii) approximately US$42.4 million of gross cash consideration payable to the existing Holdings shareholders at the closing of the business combination (including amounts to pay transaction fees and expenses incurred by Holdings); (iii) the assumption of approximately US$675.4 million of the Company’s existing net indebtedness; (iv) the repayment of approximately US$164.4 million of the Company’s existing indebtedness; (v) the payment of approximately US$12.0 million of certain transaction costs, net of assumed accrued interest (and Contributions from the Sponsors and the Strategic Investor under the Expense Advancement Agreement) in the Trust Account and (iv) the retention of founder shares by LACQ’s initial stockholders valued (assuming a stock price of US$10.00 per share) at US$40 million. The parties to the Merger Agreement considered factors such as the Company’s historical financial results, the future growth outlook and financial plan, as well as valuations and trading of publicly traded companies in similar and adjacent sectors. The LACQ Board determined that the consideration being paid in the Merger, which amount was negotiated at arms-length, was fair to, and in the best interests of, LACQ and its stockholders and appropriately reflected the Company’s value.

The LACQ Board based this conclusion on (i) a comparison of  (a) the ratio of enterprise value over estimated 2020 Adjusted EBITDA of 7.5x, before fees and expenses, for the Company, based on an approximate US$1.1 billion enterprise value of the Company after giving effect to the Transactions, to (b) the median and mean enterprise values over estimated 2020 Adjusted EBITDA of 9.4x and 8.5x, respectively, for the selected comparable companies; (ii) a discounted cash flow analysis of the Company; (iii) a review of the 2020-2023 forecasts, as described in “—Certain Forecasted Financial Information for the Company”; and (iv) a range of qualitative and quantitative factors such as the Company’s diversified portfolio of gaming and entertainment destinations, leading market positions, demonstrated track record, proven brands, defensible barriers to entry, strong Adjusted EBITDA growth and free cash flow conversion, and growth expansion opportunities.

The LACQ Board believes that because of the financial skills and background of its directors, it was qualified to conclude that the acquisition of the Company met the 80% requirement. Based on the fact that the approximate US$1.1 billion fair market value of the Company as described above, is in excess of the threshold of approximately US$150.6 million, representing 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions), the LACQ Board determined that the fair market value of the Company was substantially in excess of 80% of the funds in the Trust Account and that the 80% test was met.

Interests of LACQ’s Insiders and Initial Stockholders

In considering the recommendation of the LACQ Board to vote in favor of approval of the business combination proposal and the adjournment proposal, stockholders should keep in mind that LACQ’s directors, officers and other initial stockholders and their respective affiliates, including the Sponsors and the Strategic Investor, have interests in such proposals that are different from, or in addition to, those of LACQ stockholders generally. In particular:

•

LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors) have agreed not to redeem any LACQ Shares held by them in connection with a stockholder vote to approve a proposed initial business combination;

•

If the business combination with the Company or another business combination is not consummated by April 5, 2020 (or a later date to the extent of a subsequent extension approved by shareholders), the 5,000,000 founder shares held by LACQ’s initial stockholders, which were acquired prior to the LACQ IPO for an aggregate purchase price of US$25,000, would be worthless (as the holders have waived liquidation rights with respect to such shares), as would the 6,825,000 LACQ Private Placement Warrants that were acquired simultaneously with the LACQ IPO for an aggregate purchase price of US$6,825,000 (as they would expire). Such common stock and warrants had an aggregate market value of approximately US$        based on the last sale price of Holdings’ public shares and warrants of US$        and US$        , respectively, on Nasdaq on                 , 2020. In connection with the Transactions, certain initial LACQ stockholders will forfeit 1,000,000 founder shares and the terms of the LACQ Private Placement Warrants will be amended. See “Summary of the Material Terms of the Transactions.”

•

In connection with the LACQ IPO, to protect the amounts held in the Trust Account, the Sponsors agreed to be liable to LACQ if and to the extent any claims by a vendor for services rendered or products sold to the LACQ, or a prospective target business with which LACQ has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) US$10.00 per public share or (ii) such lesser amount per share held in the Trust Account on the liquidation date due to reductions in the value of the trust assets, in each case net of the amount of interest withdrawn to pay LACQ’s franchise and income tax obligations, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to claims under LACQ’s indemnity of the underwriters of the LACQ IPO against certain liabilities.

•

All rights specified in LACQ’s amended and restated certificate of incorporation, as amended, relating to the right of officers and directors to be indemnified by LACQ, and of LACQ’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the LACQ liquidates, the LACQ will not be able to perform its obligations to its officers and directors under those provisions;

•

LACQ’s Sponsors and Strategic Investor had committed to advance an aggregate of up to US$1,000,000 to LACQ in exchange for unsecured promissory notes in the event that funds held outside of the Trust Account were insufficient to fund LACQ’s expenses prior to the business combination. LACQ has utilized these commitments in full and expects to repay such loaned amounts, including any additional amounts that may be advanced to LACQ to fund the Contributions or otherwise, out of the proceeds of the Trust Account released upon completion of a business combination. Alternatively, the Sponsors and Strategic Investor may convert the promissory notes to warrants to purchase Holdings Shares upon completion of the business combination. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event LACQ does not complete the business combination, it may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Accordingly, if a business combination is not completed, LACQ would, most likely, not be able to repay the loans;

•

None of LACQ’s officers or directors or other personnel have received any cash compensation for services rendered to the LACQ. Certain of LACQ’s officers, directors or other personnel, including Mssrs. Weil, Silvers and Falcone, have already agreed to, and others may agree to, join the Company after the completion of a business combination if they are able to negotiate employment or consulting agreements in connection with the business combination or join the Holdings Board. See “Executive Compensation” and “Director Compensation.” Such discussions and negotiations may take place simultaneously with the negotiation of the business combination and could provide for such individuals to receive compensation in the form of cash payments and/or securities for services they would render to the Company after the completion of the business combination.

•

LACQ’s Sponsors, Strategic Investor, officers and directors will not be eligible to be reimbursed from the funds held in the Trust Account for out-of-pocket expenses incurred by them on LACQ’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations if the business combination is not completed. LACQ’s audit committee determines which fees and expenses and the amount of expenses are eligible for reimbursement and reviews the reimbursements made to such persons on a quarterly basis. As of December 31, 2019, the aggregate amount of unreimbursed expenses was approximately US$1,000.

•

The Transaction Support Agreement provides that Holdings would make certain advances to A. Lorne Weil and Daniel B. Silvers in the event that either person is subject to current U.S. federal income tax liability as a result of the Merger failing to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. See “The Business Combination Proposal—Interests of LACQ’s Insiders and Initial Stockholders.”

•

The Registration Rights Agreement provides for certain demand and piggyback registration rights for the Strategic Investors and the Sponsors (and their respective affiliates and permitted transferees).

•

The Strategic Investor has also agreed to purchase directly from Holdings in a private placement an aggregate of 3,000,000 units of Holdings, each unit consisting of one share of Holdings and one half of one warrant to purchase one share of Holdings, immediately following the effective time of the Recapitalization for an aggregate purchase price of US$30,000,000.

•

The Strategic Investor is a lender under the Holdings Credit Agreement and holds approximately US$81.8 million of the US$153.5 million outstanding under the Holdings Term Loan, as of December 31, 2019. Amounts outstanding under the Holdings Term Loan may be repaid in part or in full as part of the Transactions at the closing of the business combination.

•

Mr. Silvers holds, through a family investment vehicle over which he does not exercise either voting control or investment power, an indirect, non-controlling economic interest in a fund managed by the Strategic Investor that is a lender under the Holdings Credit Agreement. Mr. Silvers’ indirect economic interest in this loan (through this investment in the fund) is in an amount less than US$50,000.

After careful consideration of the matters described above, particularly Gateway’s demonstrated track record of successfully operating, developing and acquiring gaming properties and contributing to the communities in which it operates, and the combined company’s promising future as a leading, diversified gaming and entertainment platform throughout North America, the LACQ Board determined unanimously that each of the business combination proposal and the adjournment proposal, if presented, is fair to and in the best interests of LACQ and its stockholders. The LACQ Board has approved and declared advisable and unanimously recommend that you vote or give instructions to vote “FOR” each of these proposals.

The foregoing discussion of the information and factors considered by the LACQ board of directors is not meant to be exhaustive, but includes the material information and factors considered by the LACQ board of directors.

Material U.S. Federal Income Tax Considerations of the Merger to Holders of LACQ Shares and LACQ Warrants

The following is a summary of material U.S. federal income tax consequences of the Merger to holders of LACQ Shares and LACQ Warrants. This discussion is based on provisions of the Code, the Treasury regulations promulgated thereunder, administrative rulings of the Internal Revenue Service (the “IRS”), judicial decisions, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth herein. No ruling has been requested or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Merger or any other related matter; accordingly, there can be no assurance that the IRS will not challenge the U.S. federal income tax treatment described below or that, if challenged, such treatment will be sustained by a court.

This summary is for general purposes only and does not purport to be a complete summary of all potential U.S. federal income tax considerations that may apply to holders of LACQ Shares or LACQ Warrants as a result of the Merger or as a result of the ownership and disposition of Holdings Shares and Holdings Warrants. This discussion does not address any transactions entered into prior to the effective time of the Merger. It is not intended to be, and should not be construed as, tax advice.

This summary does not address any tax consequences arising under any state, local, or non-U.S. tax laws.

This summary is limited to U.S. federal income tax considerations relevant to holders that hold their securities as “capital assets” within the meaning of Section 1221 of the Code and does not address all the U.S. federal income tax consequences (including any alternative minimum tax consequences or the impact of the Medicare contribution tax on net investment income) that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules under U.S. federal income tax law, such as:

•	the Sponsors and their affiliates;

•	banks, thrifts, mutual funds, or other financial institutions, underwriters or insurance companies;

•	real estate investment trusts and regulated investment companies;

•	partnerships or other entities treated as partnerships for U.S. federal income tax purposes;

•	owners or beneficiaries of any holder;

•	tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts;

•	dealers or traders in securities, commodities or currencies;

•	traders in securities that elect to apply a mark-to-market method of accounting;

•	grantor trusts;

•	U.S. persons whose “functional currency” is not the U.S. dollar;

•

persons who received LACQ Shares through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan or otherwise as compensation;

•

except to the limited extent described below, holders that own or are treated as owning (through attribution) 5% or more (by vote or value) of either issued and outstanding shares of LACQ stock or, after the Merger, issued and outstanding shares of Holdings stock; and

•	persons holding LACQ Shares or LACQ Warrants as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment.

For purposes of this summary, a U.S. holder is a beneficial owner of LACQ Shares or LACQ Warrants or, after the Merger, Holdings Shares and Holdings Warrants, that is any of the following for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, including any entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate if its income is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (i) a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (ii) it has in effect a valid election under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

For purposes of this summary, a “non-U.S. Holder” is a beneficial owner of LACQ Shares or LACQ Warrants or, after the Merger, Holdings Shares and Holdings Warrants, that is not a U.S. holder.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE MERGER AND THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF LACQ SHARES AND LACQ WARRANTS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE MERGER AND THE U.S. FEDERAL INCOME TAX TREATMENT OF OWNING HOLDINGS SHARES AND HOLDINGS WARRANTS TO ANY PARTICULAR HOLDER WILL DEPEND ON THE HOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, AND LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, HOLDING, AND DISPOSING OF HOLDINGS SHARES AND HOLDINGS WARRANTS.

U.S. Federal Income Tax Considerations of the Merger

U.S. Federal Income Tax Treatment of Holdings as a Result of the Merger

A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation. Accordingly, Holdings, which is incorporated under the laws of the Canada, would be treated as a non-U.S. corporation (and, therefore, not a U.S. tax resident) for U.S. federal income tax purposes. Under Section 7874 of the Code, a corporation created or organized outside the United States (i.e., a non-U.S. corporation) will nevertheless be treated as a U.S. corporation for U.S. federal income tax purposes (and, therefore, as a U.S. tax resident subject to U.S. federal income tax on its worldwide income) if: (i) the non-U.S. corporation, directly or indirectly, acquires substantially all of the properties held directly or indirectly by a U.S. corporation (including indirectly acquiring assets by acquiring all of the outstanding shares of the U.S. corporation); (ii) the non-U.S. corporation’s “expanded affiliated group” does not have “substantial business activities” in the non-U.S. corporation’s country of organization or incorporation relative to the expanded affiliated group’s worldwide activities; and (iii) after the acquisition, the former shareholders of the acquired U.S. corporation hold at least 80% (by either vote or value) of the shares of the non-U.S. acquiring corporation by reason of holding shares in the U.S. acquired corporation (taking into account the receipt of the non-U.S. corporation’s shares in exchange for the U.S. corporation’s shares). The rules under Section 7874 of the Code are complex and there is limited guidance regarding their application. However, it is expected that, after the Merger, (i) Holdings, including its “expanded affiliated group” (which includes GCEL), will continue to have “substantial business activities” in Canada within the meaning of Section 7874 of the Code, and (ii) based on the rules for determining share ownership under Section 7874 of the Code and certain factual assumptions, the holders of LACQ Shares and LACQ Warrants are expected to be treated as holding less than 80% (by both vote and value) of Holdings Shares and Holdings Warrants by reason of their ownership of LACQ Shares and LACQ Warrants. As a result, under current law, Holdings is expected to be treated as a non-U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code.

The remainder of this discussion assumes that Holdings will be treated as a non-U.S. corporation for U.S. federal income tax purposes under Section 7874 of the Code.

U.S. Federal Income Tax Considerations of U.S. Holders

Tax Treatment of the Merger under Section 368(a) of the Code

The parties to the Merger intend that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code (a “reorganization”). To qualify as a reorganization, a transaction must satisfy certain requirements, including, among others, that the acquiring corporation (or, in the case of certain reorganizations structured as the Merger, its corporate parent) continue, either directly or indirectly through certain controlled corporations, either a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business, in each case, within the meaning of Treasury regulations Section 1.368-1(d). Holdings (the parent of Merger Sub, the acquiring corporation) intends to continue a significant line of LACQ’s historic business, or use a significant portion of LACQ’s historic business assets in a business, within the meaning of the regulations. However, there are significant factual and legal uncertainties as to whether the Merger will satisfy this requirement and, in turn, qualify as a reorganization. Moreover, the closing of the Merger is not conditioned upon the receipt of an opinion of counsel that the Merger will qualify as a reorganization, and neither LACQ nor Holdings intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Merger. Accordingly, no assurance can be given that the IRS will not challenge the Merger’s qualification as a reorganization or that a court will not sustain a challenge by the IRS.

If, notwithstanding the above, at the effective time of the Merger, any requirement for Section 368(a) is not met, a U.S. holder of LACQ Shares would recognize gain or loss in an amount equal to the difference, if any, between the fair market value as of the closing date of the Merger of Holdings Shares and the amount of cash received in the Merger over such holder’s tax basis in the LACQ Shares surrendered by such holder in the Merger. Any gain or loss so recognized would generally be long-term capital gain or loss if the U.S. holder had held the LACQ Shares for more than one year (or short-term capital gain otherwise). Long-term capital gains of non-corporate U.S. holders (including individuals) currently are eligible for preferential U.S. federal income tax rates. However, the deductibility of capital losses is subject to limitations. A U.S. holder’s holding period in the Holdings Shares received in the Merger, if any, would not include the holding period for the block of LACQ Shares surrendered in exchange therefor.

The remainder of this discussion assumes that the Merger will qualify as a reorganization.

Tax Treatment of the Merger under Section 367(a) of the Code

Section 367 of the Code and the Treasury regulations promulgated thereunder provide that, where a U.S. holder exchanges stock or securities in a U.S. corporation for stock or securities in a non-U.S. corporation in a transaction that would otherwise qualify under Section 368(a) of the Code, the U.S. holder is required to recognize any gain (but not loss) realized on such exchange unless certain requirements are satisfied. In general, for the Merger to meet these additional requirements, certain reporting requirements must be satisfied and (i) no more than 50% of both the total voting power and the total value of the stock of the transferee non-U.S. corporation is received, in the aggregate, by the “U.S. transferors” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) in the transaction; (ii) no more than

50% of each of the total voting power and the total value of the stock of the transferee non-U.S. corporation is owned, in the aggregate, immediately after the transaction by “U.S. persons” (as defined in the Treasury regulations) that are either officers or directors or “five-percent target shareholders” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the transferred U.S. corporation; and (iii) the “active trade or business test” as defined in Treasury regulations Section 1.367(a)-3(c)(3) must be satisfied. It is currently expected that conditions (i), (ii), and (iii) will be met and that, as a result, the Merger is intended to satisfy the applicable requirements under Section 367 of the Code on account of such conditions. Accordingly, it is intended that the Merger not require gain recognition by a U.S. holder exchanging LACQ Shares for Holdings Shares so long as either (A) the U.S. holder is not a “five-percent transferee shareholder” (as defined in the Treasury regulations and computed taking into account direct, indirect and constructive ownership) of the transferee non-U.S. corporation (by total voting power or by total value) or (B) the U.S. holder is a “five-percent transferee shareholder” of the transferee non-U.S. corporation and enters into an agreement with the IRS to recognize gain under certain circumstances. All U.S. holders that will own 5% or more of either the total voting power or the total value of the outstanding shares of Holdings stock after the Merger (taking into account, for this purpose, ownership of Holdings Shares, and any shares of Holdings stock not acquired in connection with the Merger) may want to enter into a valid “gain recognition agreement” under applicable Treasury regulations and are strongly urged to consult their own tax advisors to determine the particular consequences to them of the Merger.

Whether the requirements described above are met will depend on facts existing at the effective time of the Merger, and the closing of the Merger is not conditioned upon the receipt of an opinion of counsel that the Merger will not result in gain being recognized by U.S. holders of LACQ securities under Section 367(a) of the Code (other than any such holder that would own, actually or constructively, 5% or more (by vote or value) of outstanding shares of Holdings stock immediately after the Merger). In addition, no assurance can be given that the IRS will not challenge that the relevant requirements under Section 367(a) of the Code and the Treasury regulations promulgated thereunder have been met with respect to the Merger, or that a court would not sustain such a challenge.

If, at the effective time of the Merger, any requirement for Section 367(a) of the Code not to impose gain on U.S. holders is not satisfied, then a U.S. holder of LACQ Shares would recognize gain (but not loss) in an amount equal to the excess, if any, of the fair market value as of the closing date of the Merger of Holdings Shares and the amount of cash received in the Merger over such holder’s tax basis in the LACQ Shares surrendered by such holder in the Merger. Any gain so recognized would generally be long-term capital gain if the U.S. holder had held the LACQ Shares for more than one year at the effective time of the Merger (or short-term capital gain otherwise). Long-term capital gain of non-corporate U.S. holders (including individuals) currently is eligible for preferential U.S. federal income tax rates. A U.S. holder’s holding period in the Holdings Shares received in the Merger, if any, would not include the holding period for the block of LACQ Shares surrendered in exchange therefor.

The remainder of this discussion assumes that the Merger will not result in gain being recognized by U.S. holders of LACQ securities under Section 367(a) of the Code (other than any such holder that would own, actually or constructively, 5% or more (by vote or value) of outstanding shares of Holdings stock immediately after the Merger).

U.S. holders exchanging LACQ securities for Holdings securities

For U.S. federal income tax purposes, the exchange in the Merger of LACQ Warrants for Holdings Warrants should be treated as a surrender of LACQ Warrants and the receipt of Holdings Warrants. This summary, including the discussion that follows, does not specifically address all of the consequences to U.S. holders who hold different blocks of LACQ Shares (generally, LACQ Shares purchased or acquired on different dates or at different prices) and holders of LACQ Shares who receive a mixture of cash and Holdings Shares in exchange for their LACQ Shares; such holders are urged to consult their tax advisors to determine how the applicable rules apply to them.

U.S holders exchanging LACQ securities for Holdings securities

A U.S. holder generally should not recognize gain or loss if, pursuant to the Merger, the U.S. holder either (i) exchanges only LACQ Shares (but not LACQ Warrants) for Holdings Shares, (ii) exchanges LACQ Warrants for Holdings Warrants, or (iii) both exchanges LACQ Shares for Holdings Shares and exchanges its LACQ Warrants for Holdings Warrants.

The aggregate tax basis of the Holdings Shares received by a U.S. holder in the Merger should be equal to the aggregate adjusted tax basis of the LACQ Shares surrendered in exchange therefor. The tax basis in a Holdings Warrant received by a U.S. holder in the Merger should be equal to the adjusted tax basis of the LACQ Warrant exchanged therefor.

The holding period of the Holdings Shares and warrants received by a U.S. holder in the Merger should include the period during which the LACQ Shares and warrants exchanged therefor were held by such U.S. holder.

U.S. holders redeeming LACQ Shares for cash and not receiving any other consideration in the Transactions

The treatment for U.S. federal income tax purposes of a U.S. holder receiving cash for LACQ Shares will depend on whether the Transaction qualifies as a sale of such shares or whether the U.S. holder will be treated as having received a corporate distribution. Whether the U.S. holder’s receipt of cash for LACQ Shares qualifies as a sale will depend largely on the total number of LACQ Shares treated as held by the U.S. holder (including any shares constructively owned by the U.S. holder as a result of, among other things, owning warrants) relative to all of the LACQ Shares both before and after the redemption, taking into account other transactions occurring in connection with the redemption (including transactions pursuant to the Merger Agreement). The redemption of shares generally will be treated as a sale of the shares (rather than as a corporate distribution) if the redemption is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in LACQ or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account LACQ Shares actually and constructively owned by the U.S. holder. A U.S. holder may constructively own LACQ Shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any LACQ Shares that the U.S. holder has a right to acquire by exercise of an option, which generally would include LACQ Shares that could be acquired pursuant to the exercise of LACQ Warrants. First, to meet the substantially disproportionate test, the percentage of LACQ’s outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of LACQ Shares must, among other requirements, be less than 80% of the percentage of LACQ’s outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. Second, a U.S. holder’s interest in LACQ will completely terminate if either (i) all the LACQ Shares actually and constructively owned by the U.S. holder are redeemed, or (ii)(x) all the LACQ Shares actually owned by the U.S. holder are redeemed, (y) the U.S. holder does not constructively own any other LACQ shares, and (z) the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of LACQ shares owned by certain family members. Third, the redemption of the LACQ Shares will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in LACQ. Whether the redemption will result in such a “meaningful reduction” will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest in a publicly held corporation of a small minority stockholder who exercises no control over, and does not participate in, management or corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its tax advisors as to the tax consequences of a redemption of its LACQ Shares.

If the redemption qualifies as a sale of shares by the U.S. holder under Section 302 of the Code, the U.S. holder generally will be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the LACQ Shares redeemed. Gain or loss must be calculated separately for each block of LACQ Shares, if blocks of LACQ Shares were acquired at different times for different prices. Such gain or loss will be treated as capital gain or loss, and will be treated long-term capital gain or loss if the shares were held by the U.S. holder for more than one year (or short-term capital gain or loss otherwise). A U.S. holder’s tax basis in such holder’s LACQ Shares generally will equal the cost of such shares. A U.S. holder that purchased LACQ Units would have been required to allocate the cost of the LACQ Units between the LACQ Shares and the LACQ Warrants comprising the LACQ Units based on their relative fair market values at the time of the purchase.

If the redemption does not qualify as a sale of stock under Section 302 of the Code, then the U.S. holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits of LACQ, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits of LACQ will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in such U.S. holder’s LACQ Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the LACQ Shares.

U.S. holders redeeming LACQ Shares for cash and exchanging LACQ Warrants for Holdings Warrants

A U.S. holder receiving cash for LACQ Shares whose LACQ Warrants are exchanged for Holdings Warrants generally will not recognize gain or loss with respect to the warrant conversion portion of the transaction.

If the exercise of redemption rights by U.S. holders with respect to LACQ Shares is treated as a separate transaction from the reorganization in connection with the Merger, a U.S. holder that exercises redemption rights and elects to receive cash in exchange for its LACQ Shares should, with respect to such redemption, generally be treated as recognizing gain or loss (or be treated as receiving a corporate distribution) in a manner similar to that described above in the section titled “U.S. holders redeeming LACQ Shares for cash and not receiving any other consideration in the Transactions.”

If a U.S. holder who exercises redemption rights and elects to receive cash in exchange for its LACQ Shares is treated as having received such cash in the reorganization, then such U.S. holder will generally recognize gain (but not loss) on such exchange equal to the difference between the amount of cash received and such U.S. holder’s adjusted basis in the LACQ Shares exchanged therefor.

The discussion in the preceding paragraphs in this section assumes that a U.S. holder receiving cash for LACQ Shares and whose LACQ Warrants are exchanged for Holdings Warrants will be treated (where such exchanges are not considered to be made in connection with a reorganization) as separate exchanges of LACQ Shares for cash received in the redemption and of LACQ Warrants for Holdings Warrants received in the conversion. It also assumes that if a U.S. holder receiving cash for LACQ Shares and whose LACQ Warrants are exchanged for Holdings Warrants is treated as having undertaken those transactions as part of a reorganization, the terms of the transactions specifying that cash received in the redemption will be received in exchange for LACQ Shares and that the Holdings Warrants received in the exchange will be received in exchange for LACQ Warrants will be considered economically reasonable for applicable tax purposes.

The character of any gain recognized and the tax basis and holding period of an exchange of LACQ Warrants for Holdings Warrants will depend on a number of factors, including whether the U.S. holder holds different blocks of LACQ Shares, whether the redemption is treated as a separate transaction from the Merger (or as part of a reorganization in connection with the Merger) for U.S. federal income tax purposes, whether the redemption of LACQ Shares and conversion of LACQ Warrants have the effect of the distribution of a dividend for applicable U.S. federal income tax purposes, or whether the redemption is “substantially disproportionate” with respect to the U.S. holder or is “not essentially equivalent to a dividend” under the applicable U.S. federal income tax rules more fully described below. U.S. holders are urged to consult their tax advisors regarding the U.S. federal income tax consequences if they intend to redeem their LACQ Shares but exchange LACQ Warrants.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

A non-U.S. holder will generally be treated in the same manner as a U.S. holder for U.S. federal income tax purposes except that any such non-U.S. holder who would otherwise recognize gain (or loss if the Merger fails to qualify as a reorganization) under the rules described above for U.S. holders will not be subject to U.S. federal income tax on the exchange of such non-U.S. holder’s LACQ Shares or LACQ Warrants unless (i) the gain (or loss) is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States, and if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder within the United States or (ii) the non-U.S. holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year in which the Merger takes place and certain other requirements are met.

If a non-U.S. holder receives cash for LACQ Shares, and the redemption is treated as a corporate distribution (rather than a sale of stock under Section 302 of the Code), the non-U.S. holder will be subject to a 30% withholding tax (unless otherwise reduced by an applicable income tax treaty) on dividends to the extent the distribution is paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

U.S. Federal Income Tax Considerations of the Ownership and Disposition of Holdings Shares and Holdings Warrants

U.S. Holders

Distributions on Holdings Shares

Subject to the discussion below under “Passive foreign investment company status,” the gross amount of any distribution on Holdings Shares generally will be includible in a U.S. holder’s gross income as dividend income on the date of receipt, but only to the extent the distribution is paid out of Holdings’ current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividends will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from other U.S. corporations. To the extent that the amount of the distribution exceeds Holdings’ current and accumulated earnings and profits (as determined under U.S. federal income tax principles), such excess amount will be treated first as a non-taxable return of a U.S. holder’s tax basis in the Holdings Shares, and then to the extent such excess amount exceeds such holder’s tax basis in such Holding Shares, as capital gain. Holdings currently does not, and it does not intend to, calculate its earnings and profits under U.S. federal income tax principles. Therefore, U.S. holders should expect that a distribution will generally be reported as a dividend even if that distribution would otherwise be treated as a non-taxable return of capital or as capital gain under the rules described above.

With respect to certain non-corporate U.S. holders, including individual U.S. holders, dividends may be taxed at the lower capital gain rates applicable to “qualified dividend income,” so long as certain holding period and at risk requirements are met, Holdings is not a passive foreign investment company (as discussed below) and Holdings is eligible for the benefit of the income tax treaty between the United States and Canada (the “Treaty”). U.S. holders should consult their tax advisors regarding the availability of the reduced tax rate on dividends with respect to distributions on Holdings Shares in light of their particular circumstances.

The amount of any distribution paid in foreign currency that will be included in the gross income of a U.S. holder will be the U.S. dollar value of the distribution payment based on the exchange rate in effect on the date such distribution is included in such holder’s income, whether or not the payment is converted into U.S. dollars at that time. The amount of any distribution of property other than cash will be the fair market value of such property on the date of distribution.

Any dividends paid by Holdings with respect to Holdings Shares will constitute foreign source income for foreign tax credit limitation purposes. If the dividends are taxed as qualified dividend income (as discussed above), the amount of the dividend taken into account for purposes of calculating the foreign tax credit limitation will, in general, be limited to the gross amount of the dividend, multiplied by the reduced tax rate applicable to qualified dividend income and divided by the highest tax rate normally applicable to dividends. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. Dividends paid by Holdings with respect to Holdings Shares will generally constitute “passive category income” for purposes of the foreign tax credit.

If Canadian withholding taxes apply to any dividends paid to a U.S. holder with respect to Holdings Shares, subject to certain conditions and limitations, such withholding taxes may be treated as foreign taxes eligible for credit against such holder’s U.S. federal income tax liability. Instead of claiming a credit, a U.S. holder may elect to deduct such taxes in computing taxable income, subject to applicable limitations. If a refund of the tax withheld is available under the applicable laws of Canada or under the Treaty, the amount of tax withheld that is refundable will not be eligible for such credit against a U.S. holder’s U.S. federal income tax liability (and will not be eligible for the deduction against such holder’s U.S. federal taxable income). The rules relating to the determination of the foreign tax credit are complex, and U.S. holders should consult their tax advisors regarding the availability of a foreign tax credit in their particular circumstances, including the effects of the Treaty.

Sale, exchange, redemption or other taxable disposition of Holdings Shares or Holdings Warrants

Subject to the discussion below under “Passive Foreign Investment Company Status,” a U.S. holder generally will recognize capital gain or loss on any sale, exchange, redemption or other taxable disposition of Holdings Shares or Holdings Warrants in an amount equal to the difference between (i) the amount realized on the disposition and (ii) such U.S. holder’s adjusted tax basis in such Holding Shares or such Holdings Warrants. Any gain or loss recognized by a U.S. holder will be long-term capital gain or loss if the holder’s holding period in such shares or such warrants exceeds one year at the time of the disposition. Long-term capital gains of non-corporate U.S. holders generally will be subject to U.S. federal income tax at reduced tax rates. The deductibility of capital losses is subject to limitations.

Any gain or loss on the sale or other disposition of Holdings Shares or warrants generally will be treated as U.S.-source income or loss. Accordingly, in the event any Canadian tax (including withholding tax) is imposed upon such sale or other disposition, you may not be able to utilize foreign tax credits unless such holder has foreign source income or gain in the same category from other sources.

Exercise or lapse of a Holdings Warrant

Subject to the PFIC rules discussed below, a U.S. holder generally will not recognize gain or loss upon the acquisition of a Holdings Share on the exercise of a Holdings Warrant for cash. A U.S. holder’s tax basis in a Holdings Share received upon exercise of the Holdings Warrant generally will be an amount equal to the sum of the U.S. holder’s tax basis in the Holdings Warrant exchanged therefor and the exercise price. The U.S. holder’s holding period for a Holdings Share received upon exercise of the Holdings Warrant will begin on the date following the date of exercise (or possibly the date of exercise) of the Holdings Warrant and will not include the period during which the U.S. holder held the Holdings Warrant. If a Holdings Warrant is allowed to lapse unexercised, a U.S. holder generally will recognize a capital loss equal to such holder’s tax basis in the Holdings Warrant.

Passive foreign investment company status

The treatment of U.S. holders of the Holdings Shares could be materially different from that described above, if Holdings is treated as a “passive foreign investment company” for U.S. federal income tax purposes. A

non-U.S. entity treated as a corporation for U.S. federal income tax purposes generally will be a PFIC for U.S. federal income tax purposes for any taxable year if either:

•	at least 75% of its gross income for such year is passive income (such as interest income); or

•

at least 50% of the value of its assets (based on an average of the quarterly values of the assets) during such year is attributable to assets that produce passive income or are held for the production of passive income.

For this purpose, Holdings will be treated as owning its proportionate share of the assets and earning its proportionate share of the income of any other entity treated as a corporation for U.S. federal income tax purposes in which Holdings own, directly or indirectly, 25% or more (by value) of the stock.

Under the PFIC rules, if Holdings were considered a PFIC at any time that a U.S. holder owns Holdings Shares, Holdings would continue to be treated as a PFIC with respect to such investment unless (i) it ceased to be a PFIC and (ii) the U.S. holder made a “deemed sale” election under the PFIC rules. If such election is made, a U.S. holder will be deemed to have sold its Holdings Shares at their fair market value on the last day of the last taxable year in which Holdings is classified as a PFIC, and any gain from such deemed sale would be subject to the consequences described below. After the deemed sale election, the Holdings Shares with respect to which the deemed sale election was made will not be treated as shares in a PFIC unless Holdings subsequently becomes a PFIC.

Based on the current and anticipated composition of the income, assets and operations of Holdings and its subsidiaries, it is not expected that Holdings will be a PFIC for U.S. federal income tax purposes for the taxable year the includes the Merger or for future taxable years. However, this is a factual determination that depends on, among other things, the composition of Holdings’ income and assets, and the market value of its shares and assets, including the composition of income and assets and the market value of shares and assets of its subsidiaries, from time to time, and thus the determination can only be made annually after the close of each taxable year. In addition, the application of the PFIC rules is subject to certain ambiguities and, moreover, proposed U.S. Treasury Regulations governing PFICs, if enacted, may further change the rules for determining PFIC status. Therefore, no assurance can be given that Holdings will not be classified as a PFIC for the current taxable year or any future taxable year.

If Holdings is considered a PFIC at any time that a U.S. holder holds Holdings Shares, any gain recognized by the U.S. holder on a sale or other disposition of the Holdings Shares, as well as the amount of any “excess distribution” (defined below) received by the U.S. holder, generally would be allocated ratably over the U.S. holder’s holding period for the Holdings Shares. The amounts allocated to the taxable year of the sale or other disposition (or the taxable year of receipt, in the case of an excess distribution) and to any year before Holdings became a PFIC would be taxed as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate in effect for individuals or corporations, as appropriate, for that taxable year, and an interest charge would be imposed. For the purposes of these rules, an excess distribution is the amount by which any distribution received by a U.S. holder on Holdings Shares exceeds 125% of the average of the annual distributions on the Holdings Shares received during the preceding three years or the U.S. holder’s holding period, whichever is shorter. In addition, if Holdings is a PFIC and any of its subsidiaries is also a PFIC, a U.S. holder may also be subject to the adverse tax consequences described above with respect to any gain or “excess distribution” realized or deemed realized in respect of such subsidiary PFIC. Certain elections may be available that would result in alternative treatments (such as mark-to-market treatment or treatment as a qualified electing fund (“QEF”)) of Holdings Shares if Holdings is considered a PFIC. However, Holdings cannot provide any assurances that it will assist holders of Holdings Shares in determining whether Holdings or any of its subsidiaries is a PFIC for any taxable year, and if Holdings were a PFIC, it does not expect to furnish holders of the Holdings Shares with the tax information necessary to enable a U.S. holder to make a QEF election. In addition, an election for mark-to-market treatment is unlikely to be available to mitigate any adverse tax consequences with respect to a subsidiary that is also a PFIC. If Holdings is considered a PFIC, a U.S. holder will also be subject to annual information reporting requirements. U.S. holders should consult their tax advisors about the potential application of the PFIC rules to an investment in Holdings Shares and the potential consequences related thereto.

Characterization of Holdings as a “controlled foreign corporation” for U.S. federal income tax purposes

Special rules would apply if Holdings is treated as a “controlled foreign corporation” for U.S. federal income tax purposes. Holdings will generally be treated as a CFC if more than 50% of its outstanding shares, measured by reference to voting power or value, are owned (directly, indirectly or by attribution) by “United States shareholders.” For this purpose, a “United States shareholder” is any U.S. person that owns directly, indirectly or by attribution, 10% or more of the total voting power of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of such foreign corporation. If Holdings were to be treated as a CFC, each United States shareholder with respect to Holdings may be subject to U.S. federal income taxation at ordinary income tax rates on all or a portion of Holdings’ undistributed earnings and profits attributable to certain categories of passive income and certain other income described in Subpart F of the Code, and may also be subject to U.S. federal income taxation at ordinary income tax rates on any gain realized on a sale of Holdings Shares, to the extent of the current and accumulated earnings and profits of Holdings attributable to such shares.

In addition, each person who is a United States shareholder must include in gross income for U.S. federal income tax purposes such United States shareholder’s global intangible low-taxed income (“GILTI”) for the taxable year. In general, GILTI with respect to a United States shareholder is the excess (if any) of its “net CFC tested income” (as described below) over its “net deemed tangible income return” (generally representing a 10% deemed return on tangible business assets). A United States shareholder’s “net CFC tested income” is generally equal to the excess of its aggregate pro rata share of the “tested income” of each CFC with respect to which it is a United States shareholder over its aggregate pro rata share of the “tested loss” of each such CFC. The “tested income” or “tested loss” of a CFC is generally determined by subtracting from the CFC’s gross income (excluding any Subpart F income and certain other amounts) the amount of any deductions properly allocable to such gross income. If Holdings or any of its non-U.S. subsidiaries is a CFC, any United States shareholder with respect to Holdings who owns Holdings Shares directly, or indirectly through non-U.S. entities, on the last day in such company’s taxable year for which it is a CFC must take into account its pro rata share (based on direct or indirect ownership of value) of such company’s “tested income” or “tested loss” for purposes of determining the amount of GILTI that such United States shareholder must include in gross income.

If Holdings or one of its non-U.S. subsidiaries is a CFC, the rules relating to PFICs generally would not apply to a United States shareholder of such CFC.

The CFC rules are complex and U.S. holders that are, or may be, a United States shareholder with respect to Holdings are urged to consult their own tax advisors regarding the possible application of the CFC rules to them in their particular circumstances.

Additional reporting requirements

Certain U.S. holders may be required to report information relating to an interest in Holdings Shares, subject to certain exceptions (including an exception for Holdings Shares held in accounts maintained by U.S. financial institutions). Penalties can apply if a U.S. holder fails to satisfy such reporting requirements, and the statute of limitations on the assessment and collection of all U.S. federal income taxes of such U.S. holder for the related tax year may not close before the date which is three years after the date on which such information is required to be reported. U.S. holders should consult their tax advisors regarding the effect, if any, of these rules on the ownership and disposition of Holdings Shares.

Non-U.S. Holders

In general, a non-U.S. holder of Holdings Shares or Holdings Warrants will not be subject to U.S. federal income tax or, subject to the discussion below under “Information Reporting and Backup Withholding,” U.S. federal withholding tax on any dividends received on Holdings Shares or any gain recognized on a sale or other disposition of Holdings Shares (including any distribution to the extent it exceeds the non-U.S. holder’s tax basis in such Holding Shares) or Holdings Warrants unless:

•

the dividend or gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States and, if required by an applicable tax treaty, is attributable to a permanent establishment maintained by the non-U.S. holder within the United States; or

•

in the case of gain only, the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the sale or disposition, and certain other requirements are met.

A non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable tax treaty) with respect to such dividends or gains on such non-U.S. holder’s effectively connected earnings and profits for the taxable year, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

In general, information reporting requirements may apply to dividends received by U.S. holders of Holdings Shares, and the proceeds received on the sale, exchange or redemption of Holdings Shares or Holdings Warrants effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. holder’s broker) or is otherwise subject to backup withholding. U.S. holders should consult their tax advisors regarding the application of the U.S. information reporting and backup withholding rules.

Information returns may be filed with the IRS in connection with, and non-U.S. holders may be subject to backup withholding on, dividends on Holdings Shares or proceeds from the sale, exchange or redemption of Holdings Shares or Holdings Warrants, in each case, received through certain U.S.-related financial intermediaries, unless the non-U.S. holder furnishes to the applicable withholding agent the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as applicable, or the non-U.S. holder otherwise establishes an exemption, and otherwise complies with the applicable requirements of the backup withholding rules.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information in a timely manner.

This discussion is intended to provide only a summary of certain U.S. federal income tax consequences of the Merger to holders of LACQ Shares and LACQ Warrants, or, after the Merger, holders of Holdings Shares and Holdings Warrants. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any non-U.S. or U.S. state or local tax consequences of the Merger. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular U.S. federal, state, local or non-U.S. income or other tax consequences to you of the Merger.

Anticipated Accounting Treatment

The Transactions will be accounted for in accordance with IFRS. LACQ will be treated as the acquired company for financial reporting purposes. No goodwill or other intangible assets will be recorded. The net assets of LACQ were recognized at fair value (which was consistent with carrying value), with no goodwill or other intangible assets recorded. All direct costs of the Transactions will be expensed. Holdings has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•

Holdings’ shareholders will have the largest ownership interest and voting interest in the combined entity under the no redemptions and maximum redemptions scenarios (in each case, based on current estimates of transaction expenses) with approximately 41% and 70% ownership voting interest, respectively;

•

the combined company’s board of directors is expected to initially consist of nine directors; Catalyst will have the ability to appoint five directors and is expected to control, and continue to control the combined company’s board of directors until it sells more than 50% of the common shares held by it at Closing; and

•	Holdings is the larger entity, in terms of both revenues and total assets.

Other factors were considered, including composition of management, purpose and intent of the Transactions and the location of the combined company’s headquarters, noting that the preponderance of evidence as described above is indicative that the Holdings is the accounting acquirer in the Transactions.

Regulatory Matters

For a description of certain regulatory matters and consents required in connection with the Transactions, please see the information set forth in “Regulatory Approvals Required for the Merger.”

Required Vote

The approval of the business combination proposal will require the affirmative vote of the holders of a majority of the then outstanding LACQ Shares entitled to vote at the meeting. Additionally, the business combination will not be consummated if LACQ has less than US$5,000,001 of net tangible assets after taking into account the holders of public shares that properly demanded that LACQ redeem their public shares for their pro rata share of the Trust Account. Further, the Merger Agreement provides that Holdings and Merger Sub are not required to consummate the Transactions if immediately prior to the consummation of the Transactions, the amount of cash in the Trust Account is less than the greater of (i) US$15,000,000 and (ii) LACQ’s transaction expenses. If Holdings does not waive its termination right and LACQ has less than the required amount in trust, the Transactions will not be consummated.

The approval of the business combination proposal by LACQ stockholders is a condition to the consummation of the business combination.

THE LACQ BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE LACQ STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

THE MERGER AGREEMENT

For a discussion of the merger structure and merger consideration provisions of the Merger Agreement, see the section entitled “The Business Combination Proposal.” Such discussion and the following summary of other material provisions of the Merger Agreement is qualified by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. All stockholders are encouraged to read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the business combination.

Closing and Effective Time of the Transactions

The closing of the Transactions will take place on the date which is three business days following the satisfaction of the conditions set forth in the Merger Agreement and summarized below under the subsection entitled “—Conditions to Closing of the Transactions,” unless LACQ and Holdings agree in writing to another time or unless the Merger Agreement is terminated pursuant to its terms. The Transactions are expected to be consummated promptly after the special meeting of LACQ’s stockholders described in this proxy statement/prospectus.

Representations and Warranties

The Merger Agreement contains representations and warranties of LACQ relating, among other things, to:

•	the authorization, delivery and enforceability of the Merger Agreement;

•	governmental authorities and consents;

•	corporate organization;

•	capitalization;

•	material contracts;

•	business activities;

•	no conflict;

•	litigation and proceedings;

•	compliance with laws;

•	internal controls;

•	NASDAQ listing;

•	financial statements;

•	absence of undisclosed liabilities;

•	absence of certain changes;

•	taxes;

•	employee matters; benefits;

•	brokers’ fees;

•	anti-corruption compliance;

•	affiliate transactions;

•	Investment Company Act; JOBS Act;

•	indebtedness;

•	SEC filings;

•	Trust Account;

•	title to assets;

•	this proxy statement/prospectus;

•	the Form F-4;

•	absence of outside reliance; and

•	absence of additional representations or warranties.

The Merger Agreement contains representations and warranties of Holdings relating, among other things, to:

•	the authorization, delivery and enforceability of the Merger Agreement;

•	governmental authorities and consents;

•	proper corporate organization;

•	capitalization;

•	subsidiaries;

•	business activities;

•	no conflict;

•	contracts;

•	legal compliance;

•	financial statements;

•	absence of undisclosed liabilities;

•	absence of certain changes;

•	litigation and proceedings;

•	taxes;

•	intellectual property;

•	real and personal property;

•	licenses, permits and authorizations;

•	insurance;

•	environmental matters;

•	employment matters;

•	collective bargaining agreements;

•	pensions and employee benefits;

•	brokers’ fees;

•	anti-corruption compliance;

•	affiliate transactions;

•	certain operational matters;

•	privacy and security;

•	this proxy statement/prospectus;

•	the Form F-4;

•	relationship with First Nations persons and entities; and

•	absence of additional representations or warranties.

Covenants

The parties have each agreed to use reasonable best efforts to obtain any required consents and approvals and to take such other actions as may reasonably be necessary to consummate the Transactions. LACQ and Holdings have each also agreed to continue to operate their respective businesses in the ordinary course and substantially in accordance with past practice through the earlier of the closing of the Transactions or the valid termination of the Merger Agreement pursuant to its terms. LACQ and Holdings have agreed that, unless otherwise required or permitted under the Merger Agreement, and subject to certain disclosed exceptions, neither Holdings nor its subsidiaries will take the following actions during the interim period from the date of the Merger Agreement through the earlier of the closing of the Transactions or the valid termination of the merger Agreement pursuant to its terms, among others, without the prior written consent of LACQ (which consent will not be unreasonably conditioned, withheld, delayed or denied):

•	change or amend its or any of its subsidiaries’ articles of incorporation, bylaws or other organizational documents;

•	other than as permitted under Section 7.2 of the Merger Agreement, make, declare or pay any dividend or distribution in respect of Holdings’ or any of its subsidiaries’ capital stock;

•	split, combine, reclassify or otherwise amend any terms of Holdings’ or any of its subsidiaries’ capital stock;

•

purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests or other equity securities of Holdings or its subsidiaries;

•

materially and/or adversely modify, accelerate, waive or terminate any Material Contract (as defined in the Merger Agreement), enter into or materially and/or adversely modify, accelerate, waiver or terminate any contract with a term of longer than twelve months that cannot be terminated without material penalty upon notice of ninety days or less or that would be a Material Contract;

•	enter into or modify, accelerate, waive or terminate any First Nations Contract (as defined in the Merger Agreement);

•	enter into or materially and/or adversely modify, accelerate, waive or terminate any contract relating to an Affiliate Transaction (as defined in the Merger Agreement);

•	except in the ordinary course of business, sell, assign, transfer, convey, lease, license, abandon or otherwise dispose of any material assets or properties;

•

except as otherwise required by law, any collective bargaining agreement or any existing employee benefit plan, (i) take any action with respect to the grant or increase of any severance, retention, change in control or termination or similar pay; (ii) make any material change in the management structure of Holdings or any of its subsidiaries, including the promoting or hiring of employees or officers or the termination of existing employees, other than termination of employees for “cause” and hiring or promotions of non-officer employees in the ordinary course of business; (iii) terminate, adopt, supplement, renew, enter into or materially amend any employee benefit plan, other than in the ordinary course of business or as required by any collective bargaining agreement or contract as in existence on the date of the Merger Agreement; (iv) increase the compensation, bonus opportunity or other remuneration benefits of any of employees, independent contractors or directors of Holdings or its subsidiaries (other than as disclosed pursuant to the Merger Agreement or increases in the ordinary course of business to any such individuals who are not directors or officers and whose annual compensation does not exceed C$200,000 pursuant to a bona fide arms’ length agreement in the ordinary course of business, not to exceed C$200,000 per individual or C$1,000,000 in the aggregate); (v) establish any trust or make any deposits or contributions of cash or other property to or take any other action to secure the payment of any compensation or benefits, other than in the ordinary course consistent with past practice; or (vi) take any action to accelerate the time of payment or vesting of any compensation or benefit;

•

directly or indirectly acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, any corporation, partnership, association or other business organization or division thereof;

•

make, enter into, forgive, renew or amend in any respect any loans or advances to any person in excess of C$200,000, except for advances to employees or officers of Holdings or any of its subsidiaries for expenses incurred in the ordinary course of business and repaid prior to the Closing;

•

except in the ordinary course of business or as required by applicable law or IFRS, (i) make a material change in any tax or accounting methods, (ii) make, revoke or amend any material tax election, (iii) enter into any material tax closing agreement, (iv) settle or compromise any material tax liability of Holdings or any of its subsidiaries, (v) make or surrender any right to claim a material refund of taxes, (vi) consent to any waiver or extension of the statute of limitations applicable to any material taxes or any material tax return or (vii) file any amended material tax return;

•

(i) incur or assume any indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Holdings or any subsidiary or guaranty any debt securities of another person, other than any indebtedness or guarantee (x) incurred in the ordinary course of business in an aggregate amount not to exceed C$1,000,000, (y) incurred under and pursuant to Gateway’s existing credit facilities or (z) incurred between Holdings and any of its wholly-owned subsidiaries or between any of such wholly-owned subsidiaries, or (ii) amend, modify, terminate or seek any waiver of any of the terms and conditions under any Material Debt Contract (as defined in the Merger Agreement) which would result in Holdings’ ability to make permitted distribution pursuant to Section 7.2 of the Merger Agreement which otherwise would not have been permitted under Section 7.2 of the Merger Agreement without such amendment, modification, termination or waiver;

•

(i) discharge any secured or unsecured obligation or liability (whether accrued, absolute, contingent or otherwise) which individually or in the aggregate exceeds C$1,000,000, except as otherwise contemplated by the Merger Agreement or pursuant to any Material Debt Contract, or (ii) fail to pay, discharge, amend the terms of (including to expand or reduce flexibility under any restrictive payments basket or similar limitations), engage in any refinancing of or satisfy any obligation under any of Holdings’ or its subsidiaries’ existing debt facilities;

•

authorize for issuance, issue, transfer, grant, pledge, encumber, subject to any lien, sell or deliver any Holdings Share, other equity securities, equity securities exercisable for or convertible into Holdings Shares or call, subscription rights or other rights of any kind to acquire additional equity securities;

•	form or cause to be formed any new subsidiary that is not a wholly-owned subsidiary;

•

other than claims covered by insurance, waive, release, assign, settle, compromise or otherwise resolve any investigation, claim (excluding customer claims in the ordinary course of business that have not resulted in litigation), action, litigation or other legal proceedings, except where such waivers, releases, assignments, settlements or compromises involve only the payment of monetary damages (as well as related non-substantive incidental provisions and other remedies or obligations that are not material in the context of the applicable resolution) in any amount not in excess of C$1,000,000 individually, or C$5,000,000 in the aggregate;

•

(i) grant or acquire, agree to grant to or acquire from any person a license or sublicense of any material intellectual property of Holdings or any of its subsidiaries or of the business of Holdings or any of its subsidiaries, (ii) sell, transfer, dispose of, abandon, fail to maintain or permit to lapse any rights to any such material intellectual property or (iii) disclose any trade secrets to any third party that is not bound by a legally binding confidentiality obligation of customary duration with respect thereto;

•	other than in the ordinary course of business, enter into, extend, amend or terminate any collective bargaining agreement;

•

except as expressly contemplated by the Merger Agreement, change any method of accounting, accounting practice or cash management method used by Holdings or its subsidiaries or change the certified public accountants currently engaged by Holdings;

•	materially and adversely amend or modify or allow to lapse or consent to the termination of any material permit, including any gaming permits;

•

permit the lapse of any existing policy of insurance relating to the business or assets of Holdings and its subsidiaries unless such insurance policy is replaced with a policy that provides substantially similar coverage;

•	take, agree to take, or fail to take, any action that could reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment (as defined in the Merger Agreement);

•

notwithstanding anything to the contrary in the Merger Agreement, reserve at least 50% of the Trust Account Amount (as defined in the Merger Agreement) for continuing use in the gaming business operated by the Holdings and its subsidiaries; and

•	enter into any agreement, or otherwise become obligated, to do any of the foregoing.

The Merger Agreement also contains additional covenants of the parties, including among other things, covenants providing for:

•	cooperation with respect to any debt or equity financing efforts of Holdings in connection with the Transactions;

•

the parties to prepare and file this proxy statement/prospectus and to solicit proxies from the LACQ stockholders to vote on the proposals that will be presented for consideration at the special meeting;

•	customary indemnification of, and provision of insurance with respect to, former and current officers and LACQ Board; and

•	each party to use commercially reasonable efforts to cause the Merger to qualify for the Intended Tax Treatment (as defined in the Merger Agreement).

Conditions to Closing of the Transactions

General Conditions

Consummation of the Transactions is conditioned on the approval of the business combination proposal as described in this proxy statement/prospectus.

In addition, the consummation of the Transactions contemplated by the Merger Agreement is conditioned upon, among other things:

•	the approval of the Transactions by the Holdings stockholders having been obtained;

•	the approval of the Plan of Arrangement by the Supreme Court of British Columbia;

•	the termination or expiration of the waiting period under any competition laws applicable to the Merger, none of which are currently expected to apply;

•

each of the permits, regulatory approvals and other third party consents or approvals set forth in the Merger Agreement, in each such case, having been obtained, procured or made, as applicable, without the imposition of a condition or requirement that would or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, properties, results of operations or financial condition of the Company and its subsidiaries, taken as a whole;

•

no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, or statute, rule or regulation being in effect and enjoining or the consummation of the Transactions;

•

the Form F-4 having become effective, no stop order having been issued by the SEC that remains in effect with respect to the Form F-4 and no proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending;

•

the delivery by each party to the other party of a certificate with respect to (i) the truth and accuracy of such party’s representations and warranties as of execution of the Merger Agreement and as of the Closing, (ii) the performance by such party of covenants contained in the Merger Agreement required to be complied with by such party prior to the closing and (iii) no occurrence of any material adverse effect with respect to such party since the date of the Merger Agreement through the date of the closing;

•	the approval for listing by the NYSE of the shares and warrants of the Company to be issued in connection with the business combination having been obtained; and

•

the Registration Rights Agreement, the Shareholders’ Agreement, the Voting and Support Agreement, the Transaction Support Agreement, the Company Loan Consent Letter, the Strategic Investor Subscription Agreement, the articles of incorporation and bylaws of the Company and such other agreements entered into in accordance with or pursuant to the terms of the Merger Agreement having been duly executed by the parties thereto and remaining in full force and effect.

LACQ’s Conditions to Closing

The obligations of LACQ to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	the accuracy of the representations and warranties of the Company (subject to customary bring-down standards);

•	the covenants of the Company having been performed in all material respects;

•	the approval of the Transactions by the Merger Sub stockholders having been obtained;

•	the absence of any material adverse effect with respect to the Company since the date of the Merger Agreement through the date of the closing;

•	the termination of the Legacy Shareholders’ Agreement;

•

the amount of Casino Cash as of 11:59 p.m. (Vancouver time) on the day that is two business days immediately prior to the date of the Closing has been determined in accordance with the Merger Agreement, and the amount of Casino Cash so determined is not less than the amount of Casino Cash that the Company’s businesses are required to have pursuant to applicable law;

•	the articles of incorporation and bylaws of Holdings having been amended and restated in their entirety in substantially the forms attached to the Merger Agreement; and

•	no more than 5% of Holdings stockholders having exercised dissent rights in connection with the Plan of Arrangement.

The Company’s Conditions to Closing

The obligations of Holdings and Merger Sub to consummate the Transactions contemplated by the Merger Agreement also are conditioned upon, among other things:

•	the accuracy of the representations and warranties of LACQ (subject to customary bring-down standards);

•

the covenants of LACQ having been performed in all material respects; since the date of the Merger Agreement through the date of the closing, there has not been any material adverse effect with respect to LACQ;

•	the approval by Holdings of the new management long term incentive plan;

•	Holdings and the Strategic Investor having entered into the Strategic Investor Subscription Agreement, which occurred on December 27, 2019;

•

pursuant to the terms of and as further specified in the Transaction Support Agreement, LACQ, the Strategic Investor and the Sponsors having (i) irrevocably caused to be terminated, forfeited and cancelled, for no consideration and without further right, obligation or liability of any kind or nature on the part of LACQ, the Strategic Investor, Merger Sub, the Company, or the Sponsors, 1,000,000 issued and outstanding LACQ Shares, and (ii) amended the LACQ Warrant Agreement in accordance with the terms of the Transaction Support Agreement;

•

following payment by LACQ to its stockholders who have validly elected to have their LACQ Shares redeemed for cash pursuant to the LACQ governing documents as part of a LACQ Share redemption, the amount of cash in the Trust Account is not less than the greater of (i) US$15,000,000 and (ii) LACQ’s transaction expenses; and

•

LACQ having made all necessary arrangements with Continental Stock Transfer & Trust Company to have the funds contained in the Trust Account disbursed or available to LACQ, in accordance with the Trust Agreement and the Merger Agreement, immediately prior to the closing, and all such funds released from the Trust Account to LACQ are available to LACQ (and, following the Merger, the combined company).

Waiver

Any party to the Merger Agreement may, at any time prior to the closing of the Transactions, by action taken by its board of directors, board of managers or others performing similar functions with respect to such party, or officers thereunto duly authorized, waive any of the terms or conditions of the Merger Agreement. Notwithstanding the foregoing, pursuant to LACQ’s current second amended and restated certificate of incorporation, LACQ cannot consummate the proposed business combination if it has less than US$5,000,001 of net tangible assets remaining after the Closing.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing of the Transactions, as follows:

•	by mutual written consent of LACQ and Holdings;

•

by either LACQ or Holdings if, at the LACQ stockholder special meeting, the Transactions fail to be approved by holders of outstanding LACQ Shares (subject to any adjournment or postponement of the meeting);

•

by either LACQ or Holdings if the other party has materially breached any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement, such that a condition to closing would not be satisfied and such other party has not cured such breach, if curable, within thirty days of the receipt of a notice of such breach;

•

by either LACQ or Holdings if the consummation of the Transaction is permanently enjoined, prohibited or otherwise restrained or made illegal by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction;

•	by LACQ if the Transactions are not consummated on or before July 15, 2020, and the delay in closing beyond such date is not primarily due to the willful breach of the Merger Agreement by LACQ;

•

by LACQ at any time prior to the adoption and approval of the Merger Agreement by LACQ’s stockholders if the LACQ Board determines to accept a Superior Business Combination Proposal (as defined in the Merger Agreement), provided that LACQ has complied with the provisions of Section 8.1 of the Merger Agreement;

•

by Holdings if the Transactions are not consummated on or before the later of (a) June 1, 2020 (subject to certain extensions) and (b) if audited financial statements for the year ended December 31, 2019 are required to be included in this proxy statement/prospectus under the rules and regulations of the SEC, the date that is 45 days after Holdings’ delivery of such audited financial statements to LACQ, and the delay in closing beyond such date is not primarily due to the willful breach of the Merger Agreement by Holdings (the “Company Outside Date Termination Right”); or

•	by Holdings if the LACQ Board shall have made a Change of Board Recommendation (as defined in the Merger Agreement).

Effect of Termination

LACQ will be obligated to pay Holdings a one-time termination fee equal to US$9,509,235 if (i) the Merger Agreement is terminated due to the LACQ Board determining to accept a Superior Business Combination Proposal or a Change of Board Recommendation and (ii) LACQ enters into a definitive merger or purchase agreement with respect to such Superior Business Combination Proposal.

In the event that Holdings terminates the Merger Agreement pursuant to the Company Outside Date Termination Right prior to July 15, 2020, subject to the satisfaction of certain other conditions set forth in the Merger Agreement, then Holdings will pay LACQ a one-time termination fee equal to the lesser of (i) US$5,000,000 and (ii) all documented fees and expenses of outside legal counsel, accountants and auditors incurred by or on behalf of LACQ in connection with the Transaction and any amounts necessary to repay any promissory notes outstanding pursuant to that certain Expense Advancement Agreement, dated December 1, 2017, by and among LACQ, the Hydra sponsor, MLCP GLL Funding LLC and the Strategic Investor (the “Expense Advancement Agreement”).

In the event of the termination by either LACQ or Holdings, the Merger Agreement will become void and have no effect (other than with respect to certain surviving obligations specified in the Merger Agreement and, if applicable, the termination fees payable by LACQ described above), without any liability on the part of any party thereto or its respective affiliates, officers, directors or stockholders, other than liability of any party thereto for any intentional and willful breach of the Merger Agreement by such party occurring prior to such termination or any liability arising out of any party’s breach of any covenant of the Merger Agreement prior to such termination or willful and material breach of any representation and warranty set forth in the Merger Agreement prior to such termination.

Fees and Expenses

Except as provided for in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the Transactions contemplated thereby will be paid by the party incurring such expenses whether or not the Transactions are consummated.

Amendments

The Merger Agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties; provided, however, that from and after the approval of the Merger Agreement and the Transactions by an affirmative vote of the holders of a majority of the outstanding shares of LACQ Shares, no amendment shall be made to the Merger Agreement that, pursuant to applicable law, would require further approval or adoption by the stockholders of LACQ without such further approval or adoption.

Governing Law; Consent to Jurisdiction

The Merger Agreement is governed by the laws of the State of Delaware. The parties to the Merger Agreement have irrevocably submitted to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware.

REGULATORY APPROVALS REQUIRED FOR THE MERGER

General

Holdings and LACQ agreed in the Merger Agreement to use their reasonable best efforts and reasonably cooperate and coordinate to take, or cause to be taken, all things reasonably necessary or desirable under applicable law to consummate the Transactions and the other transactions contemplated by the Merger Agreement. Although Holdings and LACQ expect that all required regulatory clearances and approvals will be obtained, Holdings and LACQ cannot assure that these regulatory clearances and approvals will be obtained in a timely manner or obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the Transactions. These conditions or changes could result in the conditions to the closing of the Transactions not being satisfied.

Gaming Regulatory Approval

The gaming operations of Holdings and Gateway are highly regulated. The Criminal Code of Canada, the Gaming Control Act (British Columbia), the Gaming Control Act, 1992 (Ontario), the Gaming, Liquor and Cannabis Act (Alberta), and the regulations, rules, and standards promulgated thereunder, as well as the licenses issued by the Gaming Authorities and/or the Gaming Regulators, and the operating agreements (and related policies and ancillary standards and protocols) entered into between GCEL and the Gaming Authorities and/or the Gaming Regulators, empower the Gaming Authorities and/or Gaming Regulators to oversee and regulate the gaming industry in British Columbia, Alberta, and Ontario. This legislation and these agreements and licenses (i) set out certain registration requirements for service providers and/or key personnel, (ii) prescribe certain ongoing reporting and approval requirements (iii) impose other obligations on service providers, and (iv) retain for the Gaming Regulators and Gaming Authorities the ultimate authority to conduct and manage all casino gaming.

In connection with the Transactions, Holdings and/or GCEL must provide notice to and/or obtain the consent of the Gaming Authorities and Gaming Regulators for various matters, including, but not limited to: (i) the proposed changes to the Holdings Board; (ii) the proposed change in officers of Holdings; (iii) the change in shareholders of Holdings; and (iv) the public disclosure of certain information related to the operation of Holdings and its subsidiaries. If additional consents are required or deemed necessary to consummate the Transactions, Holdings intends to seek such consents. If the sale of the Edmonton Region operations is consummated prior to consummation of Transactions, approval of Gaming Authorities and Gaming Regulators in Alberta would not be required, but approval would be required for the sale.

Although Holdings and LACQ expect that all required regulatory consents will be obtained, Holdings and LACQ cannot assure that these regulatory consents will be obtained in a timely manner or obtained at all, or that the granting of these regulatory consents will not involve the imposition of additional conditions on the completion of the Transactions, including changes to the terms of the Merger Agreement. These conditions or changes could result in the conditions to the closing of the Transactions not being satisfied.

Other

Holdings and LACQ have determined that consummation of the Transactions: (a) does not require notice under Part IX of the Competition Act (Canada); and (b) does not require either a notification filing under Part III of the Investment Canada Act or an application for review filing under Part IV of the Investment Canada Act. As such, consummation of the Transaction is not subject to notification or approval under the Competition Act (Canada) and is not subject to notification, review or approval under the Investment Canada Act.

Plan of Arrangement

The Transactions will be completed by way of a “plan of arrangement” under Section 192 of the CBCA and will involve: (i) obtaining an initial court order establishing certain procedural matters, including arrangements for Holdings shareholders’ meetings to approve the Transactions and related matters; (ii) holding a meeting of Holdings shareholders to consider and vote on the Plan of Arrangement (at least 66.66% of the shareholders of Holdings will be required to approve the Transactions and related matters); and (iii) obtaining a final court order approving the Plan of Arrangement.

Subsequent to the approval of the Transactions and related matters by the Holdings shareholders in accordance with the interim order, the hearing in respect of a final court order approving the Transactions, will be held. At the hearing, the court will consider, among other things, the fairness and reasonableness of the Transactions. The court may approve the Transactions in any manner it may direct, subject to compliance with such terms and conditions, if any, as it deems fit. Assuming the final order is granted and the conditions to closing contained in the Merger Agreement are satisfied or waived, then the articles of arrangement of Holdings in respect of the arrangement and other required documents will be filed with the director (as appointed under section 1 of the CBCA) to give effect to the Transactions.

Although Holdings expects that all required court orders will be obtained, Holdings cannot assure that these court orders will be obtained in a timely manner or obtained at all, or that the granting of these court orders will not involve the imposition of additional conditions on the completion of the Transactions.

Pursuant to the Plan of Arrangement, shareholders of Holdings may exercise dissent rights in connection with the Transactions pursuant to and in accordance with Section 190 of the CBCA, all as the same may be modified by the initial order or the final order. Such dissent rights must be exercised in a prescribed manner. Any Holdings shareholder which validly exercises its dissent rights shall be entitled to receive the fair market value of the shares held by such shareholder (as determined in accordance with the Plan of Arrangement). It is a condition under the Merger Agreement that no more than 5% of the Holdings shareholders shall have exercised dissent rights.

The securities of Holdings distributed pursuant to the Plan of Arrangement will be free from restriction under applicable Canadian securities legislation on the first trade of such securities provided that (i) Holdings is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the sale; (ii) the sale is not a “control distribution” (as defined National Instrument 45-102); (iii) no unusual effort is made to prepare the market or to create a demand for securities of Holdings; (iv) no extraordinary commission or consideration is paid to a person or company in respect of such sale; and (v) if the selling security holder is an insider or officer of Holdings, the selling security holder has no reasonable grounds to believe that Holdings is in default of applicable securities laws.

INFORMATION ABOUT EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

Executive Officers and Directors

The following table sets forth certain information relating to our directors and executive officers as of the effective time of the Merger in accordance with the terms of the Merger Agreement. Unless otherwise stated, the business address for our directors and officers is c/o Gateway Casinos & Entertainment Limited, 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3.

Name	Age*	Position
Executive Officers
Tony Santo	59	President and Chief Executive Officer and Director(1)
Nevada, U.S.A.
Marc Falcone	46	Incoming President and Chief Executive Officer and Director Nominee(1)(2)
Nevada, U.S.A.
Tolek Strukoff	38	Chief Legal and Administrative Officer
British Columbia, Canada
Terry McInally	47	Chief Compliance and Risk Officer / Chief Information Officer
Ontario, Canada
Carrie Kormos	46	Chief Marketing and Communications Officer
Ontario, Canada
Robert Ward	50	Chief Operating Officer
British Columbia, Canada
Queenie Wong	37	Chief Accounting Officer
British Columbia, Canada
Jagtar Nijjar	53	Executive Vice President, Development and Construction
British Columbia, Canada
Scott Phillips	48	Senior Vice President, Human Resources
British Columbia, Canada
Hargo Roopra	41	Senior Vice President, Operations and Marketing Analytics
British Columbia, Canada
Michael Snider	38	Senior Vice President, Legal Affairs
British Columbia, Canada
Charles (Jamie) Papp	44	Senior Vice President, Casino Operations
Ontario, Canada

Board of Directors(2)
Gabriel de Alba	47	Executive Chairman and Director
Ontario, Canada
Daniel B. Silvers	43	Director Nominee(2)
New York, U.S.A.
A. Lorne Weil	74	Director Nominee(2)
New York, U.S.A.
Lyle Hall	64	Director Nominee(2)
Ontario, Canada
Olga Ilich	69	Director Nominee(2)
British Columbia, Canada
Dr. Michael Percy	72	Director Nominee(2)
Alberta, Canada

*	Ages are as of January 31, 2020.

(1)

Shortly following the completion of the Merger, Marc Falcone is expected to become President and Chief Executive Officer. Mr. Falcone is expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger.

(2)

Each of Messrs. de Alba, Weil, Silvers, Hall and Percy and Ms. Ilich are expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger. Subject to regulatory approval, two additional independent directors are expected to be elected or appointed to the Holdings Board at or following the completion of the Merger, such that the Holdings Board will be comprised of nine members.

Tony Santo, President, Chief Executive Officer and Director

Mr. Santo has been a Director since July 2017, and our President and Chief Executive Officer since October 2013. Prior to joining us, Mr. Santo served as the President and Chief Executive Officer of Santo Gaming LLC from July 2007 to October 2013. He has extensive experience in the gaming industry over the past 35 years. From June 2005 to January 2007, Mr. Santo served as Senior Vice President of Operations, Products and Services for Harrah’s Entertainment, Inc. From May 2003 to May 2005, Mr. Santo served as Senior Vice President of Western and Mid-South Regions for Caesars Entertainment Inc. Prior to his senior management role at Caesars, Mr. Santo served as President of Paris Las Vegas, Bally’s Las Vegas, Las Vegas Hilton, Reno Hilton Casino (now the Grand Sierra Resort) and Flamingo Reno. Mr. Santo has previously served on the boards of Las Vegas Events, the Culinary Training Academy of Las Vegas, UNLV Harrah Hotel College Alumni Association, the Las Vegas Convention and Visitors Authority and the Reno-Sparks Convention and Visitors Authority. Mr. Santo was the recipient of the 1998 Hotelier of the Year by the Nevada Hotel Motel Association. Mr. Santo has also been honored with knighthood by the Opportunity Village of Las Vegas. Mr. Santo earned a Bachelor of Science Degree in Hotel Administration at the University of Nevada, Las Vegas.

Marc Falcone, President, Incoming Chief Executive Officer and Director Nominee

Mr. Falcone is expected to be appointed as our President and Chief Executive Officer shortly following the completion of this transaction, subject to regulatory approval. Mr. Falcone is also expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger. Mr. Falcone has served as the President and Chief Financial Officer of Sightline Payments LLC, a leading digital commerce platform for the gaming industry, since February 2019. Mr. Falcone is also the principal of MF Ventures LLC, a diversified investment platform with investments in companies involved in the hospitality, gaming and leisure industries, including Kentucky Downs located in Franklin, Kentucky, which operates 750 historical horse racing machines. Mr. Falcone served as Executive Vice President, Chief Financial Officer and Treasurer of Red Rock Resorts, Inc. from October 2015 until May 2017 and as Executive Vice President and Chief Financial Officer of Station Casinos LLC from June 2011 until May 2017. Mr. Falcone served as Treasurer of Station Casinos LLC since January 2013 until May 2017. Mr. Falcone also served as Chief Financial Officer of Fertitta Entertainment LLC from October 2010 through May 2016. From June 2008 to October 2010, Mr. Falcone worked at Goldman Sachs & Co. where he focused on restructuring transactions in the hospitality and gaming sectors under that firm’s Whitehall division. From May 2006 to June 2008, Mr. Falcone was a senior analyst at Magnetar Capital, LLC (an alternative asset management firm), covering the gaming, lodging, leisure, REIT and airline industries. From May 2002 to June 2006, Mr. Falcone was a Managing Director for Deutsche Bank Securities Inc. covering gaming, lodging and leisure companies and was recognized as one of the industry’s top analysts. Prior to joining Deutsche Bank Securities Inc., Mr. Falcone worked for Bear, Stearns & Co. Inc., covering the gaming, lodging and leisure industries. Mr. Falcone holds a bachelor’s degree in Real Estate Finance and Hotel Administration from Cornell University.

We believe Mr. Falcone is well-qualified to serve as a member of our Board due to his significant experience as an executive officer at a public company in the leisure sector and investment experience with the leisure sector and leisure-related businesses.

Tolek Strukoff, Chief Legal and Administrative Officer

Mr. Strukoff is our Chief Legal Officer and Administrative Officer. Mr. Strukoff was appointed as the Chief Legal Officer and Corporate Secretary on June 6, 2016 and was promoted to the position of Chief Legal and Administrative Officer in late 2019. Prior to joining us, Mr. Strukoff practiced corporate and commercial law with Lawson Lundell LLP. Mr. Strukoff also served as the Deputy General Counsel at UrtheCast Corp. from September 2014 to May 2016, a technology company listed on the TSX, and as the Director of Legal Affairs at Westport Fuel Systems Inc. from March 2012 to August 2014, a technology company listed on the TSX and NASDAQ. Mr. Strukoff holds a Bachelors of Business Administration (Honors) from Simon Fraser University in Burnaby, British Columbia and an LL.B from the University of Victoria, in Victoria, British Columbia.

Terry McInally, Chief Compliance and Risk Officer and Chief Information Officer

Mr. McInally is our Chief Compliance and Risk Officer and Chief Information Officer. Mr. McInally joined us on April 24, 2017, bringing to us over 20 years of risk management, governance, strategy and compliance experience. Prior to joining us, Mr. McInally was a Partner and National Gaming Practice Leader at Richter Advisory Group from February 2014 to April 2017, the National Gaming Practice Leader for PwC Canada from June 2012 to February 2014, and a former executive at the AGCO from May 2006 to June 2012. Mr. McInally holds a Bachelor’s Degree with Honours from the University of Toronto and is a Chartered Professional Accountant and Certified Information Systems Auditor. Prior to joining us, Mr. McInally served as a consultant for us for two years, assisting us with the development of our bids in conjunction with the Ontario modernization plan.

Carrie Kormos, Chief Marketing and Communications Officer

Ms. Kormos is our Chief Marketing and Communications Officer and joined us in October 2016 as our Senior Vice President, Marketing and Communications, bringing more than 18 years of industry experience. She has worked across Canada and the United States advising clients on developing gaming opportunities as well as providing sound strategic communications, marketing and issues counsel to management teams. Ms. Kormos has served as Vice President Public Relations at Enterprise Canada, was National Director of Brand Marketing at Magna Entertainment and was Principal at Navigator Ltd. from February 2012 to October 2016, a leading public strategy and communications firm. Prior to joining us, Ms. Kormos served as a consultant for us for two years, advising us on communications, branding and GR along with the development of our bids in conjunction with the Ontario modernization process. Ms. Kormos holds a Bachelor of Arts in Economics from the University of Western Ontario and a Certificate in International Economics from the Université Canadienne en France in Nice.

Robert Ward, Chief Operations Officer

Mr. Ward joined us in July 2013 and currently serves as our Chief Operations Officer. Mr. Ward has previously held the positions of Director of Corporate F&B, Director of Property Development, Vice President of Operations, Senior Vice President, Operations, and Executive Vice President & Managing Director of Casinos, Western Canada with us. Mr. Ward has over 20 years of industry experience, with past senior executive positions at Points West Hospitality Group, Sequoia Enterprises, Keg Restaurants and The Urban Project Group. He has also acted as an advisor to the President of the Tampa Bay Lightning.

Queenie Wong, Chief Accounting Officer

Ms. Wong has served as our Senior Vice President, Finance since March 2018 and was promoted to the position of Chief Accounting Officer in late 2019. Prior to serving in this role, Ms. Wong served as our Vice President, Finance from July 2016 to February 2018, and as our Director, Finance from August 2011 to July 2016. Prior to joining us, Ms. Wong was a senior manager at PricewaterhouseCoopers LLP. Ms. Wong is a Chartered Professional Accountant and holds a Bachelor of Commerce with Honours from the University of British Columbia.

Jagtar Nijjar, Executive Vice President, Development and Construction

Mr. Nijjar has held various management positions during his 23-year tenure with us. Mr. Nijjar has served as our Manager of Casino Surveillance/Security and as Casino Manager of various former and current Gateway properties, including the Mandarin Centre, the Burnaby Casino (the predecessor to the Grand Villa), Royal Towers and Royal City Star. Mr. Nijjar has been involved in the planning, development and operation of many of our current properties, such as the Grand Villa Casino Burnaby, the Starlight Casino New Westminster, the Cascades Casino Langley, the Playtime Casino Kelowna and the Lake City Casino Vernon. Mr. Nijjar was recently promoted to his current position as our Executive Vice President, Development and Construction. Mr. Nijjar holds a Computer Sciences/General Diploma from Langara College in Vancouver, British Columbia.

Scott Phillips, Senior Vice President, Human Resources

Mr. Phillips has served as our Senior Vice President, Human Resources since October 2016. Prior to serving in this role, Mr. Phillips served as our Vice President, Human Resources from August 2013 to October 2016. Mr. Phillips has over 20 years of experience, and has held positions at JD Sweid Foods, Sodexo Canada, Abitibi-Consolidated and TimberWest Forest. Mr. Phillips holds a Bachelor of Business Administration from Simon Fraser University.

Hargo Roopra, Senior Vice President, Operations and Marketing Analytics

Mr. Roopra has served as our Senior Vice President, Operations and Marketing Analytics since November 2018. Prior to serving in this role, Mr. Roopra served as our Vice President, Operations and Marketing Analytics, Executive Director of Operations, Director of Operations, and Director of Finance within the last six years. Mr. Roopra has been with Gateway for over ten years. He holds a Bachelor of Commerce from the University of British Columbia.

Michael Snider, Senior Vice President, Legal Affairs

Mr. Snider is our Senior Vice President, Legal Affairs, and joined us in January, 2017 as Vice President, Legal Affairs and was promoted to the position of Senior Vice President, Legal Affairs in late 2019. Prior to joining us, Mr. Snider was Vice President, Legal Affairs at Westport Fuel Systems Inc., a technology company listed on the TSX and NASDAQ, where he worked from July 2011 until January 2017. Prior to Westport Fuel Systems, Mr. Snider practiced corporate and commercial law at Lawson Lundell LLP. Mr. Snider holds an LL.B from the University of British Columbia in Vancouver, British Columbia.

Jamie Papp, Senior Vice President, Casino Operations

Mr. Papp joined Gateway in 2017 as the Executive Director, Slots and Player Loyalty. Since that time, Jamie has been promoted to Senior Vice President, Casino Operations. Prior to joining Gateway, Mr. Papp gained over 20 Years of experience in leadership roles with Mirage Resorts, Wynn Resorts, American Gaming Systems (AGS), and Caesars Entertainment. Mr. Papp received his Bachelor Degree from the School of Hotel Administration at Cornell University in Ithaca, NY.

Gabriel de Alba, Executive Chairman and Director

Mr. de Alba is a Managing Director and Partner of Catalyst, and he joined Catalyst in October 2002. Mr. de Alba is our Executive Chairman and a Director of Holdings and will continue in such roles upon completion of the Merger. Mr. de Alba’s responsibilities at Catalyst have included acting as a director or senior officer of various Catalyst portfolio companies, including Frontera Energy Corporation TSX:FEC (formerly Pacific Exploration and Production), Geneba Properties, Cable Satisfaction International Inc. / Cabovisão, Therapure Biopharma Inc., World Color Press Inc., and Sonar Entertainment Inc. Catalyst and funds managed by it have, since 2002, invested in numerous distressed and/or under-valued companies, including (in addition to the portfolio companies mentioned above) AT&T Canada Inc. (Allstream), Call-Net Inc., Stelco Inc., IMAX Corporation, Countryside Power Income Fund, Canwest, YRC Worldwide Inc. and Tervita. Prior to joining Catalyst at its inception in 2002, Mr. de Alba worked at AT&T Latin America. Mr. de Alba was a founding member of the Bank of America International Merchant Banking Group and, prior to that, worked in Bankers Trust’s New York Merchant Banking Group. Mr. de Alba is fluent in five languages and holds a double B.S. in Finance and Economics from the NYU Stern School of Business and a Master of Business Administration from Columbia University. He has also completed graduate courses in Mathematics, Information Technology and Computer Sciences at Harvard University.

We believe Mr. de Alba is well qualified to serve as a member of the Holdings Board due to his extensive experience in corporate finance, investing in a wide range of companies and public company governance.

Daniel B. Silvers, Incoming Vice Chairman and Director Nominee

Mr. Silvers is expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger. Mr. Silvers has served as Managing Member of Matthews Lane Capital Partners LLC, an investment firm, since June 2015 and also has served as Executive Vice President and Chief Strategy Officer of Inspired Entertainment, Inc., a company involved in the gaming equipment supplier industry, since December 2016. At Inspired, Mr. Silvers is also a member of the Office of the Executive Chairman. He is the former President of SpringOwl Asset Management LLC, an investment management firm, a position he held from March 2009 to June 2015 (including predecessor entities). From April 2009 to October 2010, Mr. Silvers also served as President of Western Liberty Bancorp, an acquisition oriented holding company that acquired and recapitalized a community bank in Las Vegas, Nevada. Mr. Silvers joined a predecessor of SpringOwl from Fortress Investment Group, a leading global alternative asset manager, where he worked from 2005 to 2009. At Fortress, Mr. Silvers’ primary focus was to originate and oversee due diligence on and asset management for real estate and gaming investments in Fortress’ Drawbridge Special Opportunities Fund. Prior to joining Fortress, Mr. Silvers was a senior member of the real estate, gaming and lodging investment banking group at Bear, Stearns & Co., Inc. Mr. Silvers serves as a director of Avid Technology, Inc. Mr. Silvers previously served on the board of directors of International Game Technology, bwin.party digital entertainment plc, Universal Health Services, Inc., Forestar Group, Inc., PICO Holdings, Inc., Ashford Hospitality Prime, Inc. and India Hospitality Corp. Mr. Silvers holds a B.S. in Economics, as well as an M.B.A with a concentration in Finance, from The Wharton School of the University of Pennsylvania.

We believe Mr. Silvers is well qualified to serve as a member of the Holdings Board due to his extensive experience as an operating executive as well as in corporate finance, capital allocation, capital markets and public company governance.

A. Lorne Weil, Incoming Vice Chairman and Director Nominee

Mr. Weil is expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings and to serve as Vice Chairman, subject to regulatory approval and completion of the Merger. Mr. Weil has been a principal of Hydra Management, an investment vehicle formed by Mr. Weil, since September 2014. Mr. Weil serves as Executive Chairman of Inspired Entertainment, Inc., a position he has held since December 2016. Previously, Mr. Weil served as Chairman and CEO of Inspired’s predecessor, Hydra Industries Acquisition Corp., since October 2014. Mr. Weil previously served as Chairman of the Board of Scientific Games Corporation (and its predecessor Autotote Corporation) from October 1991 to November 2013. Mr. Weil also served as the Chief Executive Officer of Scientific Games Corporation (and its predecessor Autotote Corporation) from 1992 to 2008 and from November 2010 to November 2013 (Mr. Weil had retired in 2008) and as the President from August 1997 to June 2005. Under Mr. Weil’s stewardship, the company made a number of significant acquisitions and joint ventures, including the privatization of the off-track betting operations of the State of Connecticut, and the acquisitions of Scientific Games Holdings Corp., IGT Online Entertainment

Systems, Global Draw and WMS Industries, and the privatization of the Illinois, New Jersey and Italian lotteries. Prior to joining Scientific Games, Mr. Weil was President of Lorne Weil, Inc., a firm he founded which provided strategic planning and corporate development services to technology-based industries, a role he maintained from 1979 to November 1992. From 1974 to 1979, Mr. Weil was Vice President—Corporate Development at General Instrument Corporation. From 1970 to 1974, Mr. Weil was a manager with the Boston Consulting Group. Mr. Weil received his undergraduate degree from the University of Toronto, an M.S. degree from the London School of Economics and an M.B.A. from Columbia University, where he served for more than 10 years on the Board of Overseers. From 2011 to 2013, Mr. Weil was a director of Avantair Inc. In 2012, Mr. Weil was the sponsor and Chairman of the Board of Andina Acquisition Corp., a Nasdaq-listed blank check company and currently serves as the Non-Executive Chairman of the Board of the successor entity, Tecnoglass Inc.

We believe Mr. Weil is well qualified to serve as a member of the Holdings Board due to his extensive business experience in strategic planning and corporate development and the contacts he has fostered over the course of his extensive career, as well as his vast operational experience.

Lyle Hall, Director Nominee

Mr. Hall is expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger. Mr. Hall co-founded HLT Advisory Inc. and served as its President and a Managing Director from August 2005 to May 2017. Prior to his time at HLT Advisory Inc., Mr. Hall was the National Director of KPMG Canada’s Hospitality, Leisure & Tourism practice, based in Toronto. Through HLT and KPMG, Mr. Hall has been intimately involved in the evolution of land-based casino gaming in Canada having advised senior management and the boards of most provincial gaming corporations. Mr. Hall’s past consulting experience includes not only a wide range of gaming projects but also related and stand-alone accommodation, entertainment, public infrastructure and tourism projects for both the public and private sectors. He has been responsible for successfully delivering projects in every province across Canada as well as in Europe, Asia, the Caribbean, the United States and Africa. He holds a Bachelor of Commerce (marketing) degree from the University of Calgary, is a Certified Management Consultant and is a member of the International Society of Hospitality Consultants. Mr. Hall is also active in the arts and heritage areas where he serves as a Director of the Shaw Festival Theatre in Niagara-on-the-Lake and on the board of The Niagara Foundation.

We believe Mr. Hall is well qualified to serve as a member of the Holdings Board due to his extensive experience advising land-based casino gaming companies and their boards and managing large-scale gaming projects across Canada.

Olga Ilich, Director Nominee

Ms. Ilich is expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger. Ms. Ilich has been in the development and construction business in British Columbia for over 38 years. She has served as the President of Suncor Developments Ltd. from July 1997 to present, specializing in the building of single-family homes, multi-family housing and commercial projects. Prior to her time at Suncor Developments Ltd., Ms. Ilich worked for Progressive Construction for approximately 17 years, and served as Executive Vice President for approximately the last 10 years of her time with Progressive Construction. From 2005 to 2009, Ms. Ilich was an elected member of the Legislative Assembly of British Columbia. During that time, she served as the Minister of Tourism, Sport, and the Arts, and the Minister of Labour and Citizens’ Services. Ms. Ilich has extensive board experience, having served most recently as the Chair of the Board of Destination Canada. She has also been a member of the board of directors of the Vancouver Symphony Orchestra, a director of the Vancouver International Airport Authority, a director of UBC Properties Investment Ltd., a director of Discovery Parks, a director of the British Columbia Achievement Foundation, the President and a director of the Urban Development Institute, Pacific Region and the Chair of the British Columbia Assessment Authority. In 2012 Ms. Ilich was co-chair, along with the Mayor of

Vancouver, of the City of Vancouver’s Affordable Housing Task Force. In 2009, Ms. Ilich was chosen as one of Canada’s Most Powerful Women: Top 100 Award winner by the Women’s Executive Network after a 35-year career at senior levels in both business and government. Ms. Ilich has a Master of Business Administration from the Memorial University of Newfoundland, a Master of Arts from the University of Manitoba and a Bachelor of Arts degree from the University of British Columbia.

We believe Ms. Ilich is well qualified to serve as a member of the Holdings Board due to her extensive experience managing large companies and her service in government.

Dr. Michael Percy, Director Nominee

Dr. Percy is expected to be elected to the Holdings Board at the upcoming shareholders meeting of Holdings, subject to regulatory approval and completion of the Merger. Dr. Percy also serves as an independent director of K-Bro Linen Inc. Before joining us, Dr. Percy most recently served as the Chief of Staff to Alberta Premier Jim Prentice from September 2014 to May 2015. Dr. Percy also served as a director for ATB Financial, Epcor Utilities Inc., Matrikon, Sawridge, Timber Holdings, Alberta Life Sciences Institute and Alberta Science and Research Authority. Additionally Dr. Percy served on the Investment Advisory Board of the Workers’ Compensation Board of Alberta. As both a Professor at the University of Alberta and a Dean for three consecutive terms at the Alberta School of Business, Dr. Percy’s impact on the academic community is notable. He has contributed research through commentary and authorship on a variety of public policy, international trade and economic developmental issues. Dr. Percy has also served as a consultant and review panelist for a number of government summits and agencies and has been an active guest speaker and instructor for professional development programs. He served for a total of seven years as Academic Director for the Directors Education Program at the University of Alberta offered by the Institute of Corporate Directors and Rotman. He was also the vice-chair of the Blue Ribbon Panel on Alberta’s Government Finances that reported you Premier Kenney in September 2019. Dr. Percy received his Bachelor of Arts (Honours) from the University of Victoria and his Master of Arts and Doctoral Degree in Economics from Queen’s University.

We believe Dr. Percy is well qualified to serve as a member of the Holdings Board due to his extensive experience in government and public policy as well as his experience serving as a director for a range of companies.

Foreign Private Issuer Status

The NYSE Listing Rules include certain accommodations in the corporate governance requirements that allow foreign private issuers, such as us, to follow home country corporate governance practices in lieu of the otherwise applicable corporate governance standards of the NYSE. The application of such exceptions requires that we disclose any significant ways that our corporate governance practices differ from the NYSE Listing Rules that we do not follow. When our common shares are listed on the NYSE, we intend to continue to follow Canadian corporate governance practices in lieu of the corporate governance requirements of the NYSE solely in respect of the quorum requirement for meetings of our common shareholders as described below.

Corporate Governance

We are incorporated under the CBCA. Our governing documents consist of articles of incorporation, or articles, and bylaws, each of which will be amended and restated in connection with the transaction.

Section 310.00 of the NYSE Listing Rules generally requires that a listed company’s bylaws provide for a quorum for any meeting of the holders of our common shares that is sufficiently high to ensure a representative vote but not less than 33 1/3% of the outstanding shares of our voting stock. Pursuant to the NYSE Listing Rules we, as a foreign private issuer, have elected to comply with practices that are permitted under Canadian law in lieu of the provisions of Section 310.00 of the NYSE Listing Rules.

Our bylaws, as they will be amended and restated in connection with this transaction, provide that a quorum of shareholders shall be the holders who, in the aggregate hold at least 15% of the voting rights attached to issued shares entitled to be voted at the meeting, provided that at least two shareholders are represented in person or by proxy at such meeting.

Except as discussed elsewhere in this proxy statement/prospectus, we intend to comply with the rules generally applicable to US domestic companies listed on the NYSE. We may in the future decide to use other foreign private issuer exemptions with respect to some of the other NYSE listing requirements. Following the requirements of applicable Canadian laws, as opposed to the requirements that would otherwise apply to US domestic issuer listed on the NYSE, may provide less protection than is accorded to investors under the NYSE Listing Rules applicable to US domestic issuers.

The Canadian Securities Administrators have issued corporate governance guidelines pursuant to National Policy 58-201—Corporate Governance Guidelines, or the Corporate Governance Guidelines, together with certain related disclosure requirements pursuant to National Instrument 58-101—Disclosure of Corporate Governance Practices, or NI 58-101. The Corporate Governance Guidelines are recommended as best practices for Canadian reporting issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, even though we are not and will not become a Canadian reporting issuer as a result of this transaction, we have adopted, or will be adopting in connection with the completion of this transaction, certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines. The disclosure set out below includes disclosure required by NI 58-101 describing our approach to corporate governance in relation to the Corporate Governance Guidelines.

Corporate Cease Trade Orders and Bankruptcies

To the knowledge of the Company, no director or executive officer of the Company (nor any personal holding company of any such persons) is, as at the date of this proxy statement/prospectus, or was within 10 years before the date of this proxy statement/prospectus, a director, CEO or CFO of any company (including the Company), that: (i) was subject to a cease trade order (including a management cease trade order), an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, in each case that was in effect for a period of more than 30 consecutive days (collectively, an “Order”), and that was issued while the director or executive officer was acting in the capacity as director, CEO or CFO; or (ii) was subject to an Order that was issued after the director or executive officer ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

To the knowledge of the Company, except as described below, no director or executive officer of the Company (nor any personal holding company of any such persons), or shareholder holding a sufficient number of securities of the Company to affect materially the control of the Company: (i) is, as at the date of this proxy statement/prospectus, or has been within the 10 years before the date of this proxy statement/prospectus, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (ii) has, within the 10 years before the date of this proxy statement/prospectus, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

Mr. Ward was adjudged bankrupt pursuant to the Bankruptcy and Insolvency Act (Canada) in April 2013. Smythe Ratcliffe Insolvency Inc. was appointed trustee of Mr. Ward’s estate. As a first-time bankrupt, and on the expiry of 21 months, Mr. Ward was discharged from bankruptcy in January 2015.

Penalties and Sanctions

To the knowledge of the Company, no director or executive officer of the Company (nor any personal holding company of any of such persons), or shareholder holding a sufficient number of securities of the Company to affect materially the control of the Company, has been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Board of Directors

Board Composition and Election of Board Members after This Transaction

Under our articles, as they will be amended and restated in connection with this transaction, our board of directors will consist of a minimum of three and a maximum of 15 directors, where such number of directors between such range is determined from time to time by the board. Upon completion of this transaction, our board of directors will be comprised of nine directors. Our bylaws will provide that a director may be removed with or without cause by a resolution passed by a majority of the votes cast by shareholders present in person or by proxy at a meeting and who are entitled to vote.

The directors will be elected by the shareholders at each annual meeting of shareholders, and all directors will hold office for a term expiring at the close of the next annual shareholders meeting or until their respective successors are elected or appointed. Under the CBCA and our articles, between annual meetings of our shareholders, the directors may appoint one or more additional directors to fill vacancies in the board, whether created by a resignation of a director or due to an increase in the size of the board, provided that after such additional directors are appointed, the total number of directors is not greater than one and one-third times the number of directors elected at the last annual meeting.

Certain aspects of the composition and functioning of our board of directors may be subject to the rights of our principal shareholders under their agreements with us. Nominees for election as directors will be recommended to our board of directors by our nominating and corporate governance committee in accordance with the provisions of applicable corporate law and the charter of our nominating and corporate governance committee. See “Board Committees—Nominating and Corporate Governance Committee.”

Director Term Limits and Other Mechanisms of Board Renewal

Our board of directors has not adopted director term limits, a retirement policy for its directors or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the nominating and corporate governance committee of our board of directors will develop appropriate qualifications and criteria for our board as a whole and for individual directors. The nominating and corporate governance committee is expected to also conduct a process for the assessment of our board of directors, each committee and each individual director regarding his, her or its effectiveness and contribution, and will also report evaluation results to our board of directors on a regular basis. The nominating and corporate governance committee is expected to develop a succession plan for the board of directors, including maintaining a list of qualified candidates for director positions.

Shareholders’ Agreement and Nomination Rights

Upon the closing of the transaction, our board will be staggered into the following three classes of directors: (i) the first class (“Class I”) will be up for reelection at the first annual shareholder meeting the Closing and thereafter every three years; (ii) the second class (“Class II”) will be up for reelection at the second annual shareholder meeting following the Closing and thereafter every three years; and (iii) the third class (“Class III” and together with Class I and Class II, the “Classes” and each a “Class”) will be up for reelection at the third annual shareholder meeting following the Closing and thereafter every three years.

Pursuant to the Shareholders’ Agreement entered into in connection with the Transactions, dated December 27, 2019 and to be made effective upon Closing, certain nomination rights have been granted for each of Catalyst, Mr. Silvers and Mr. Weil (each as defined under the Shareholders’ Agreement), which are as follows:

•	Catalyst will have the right to designate certain nominees as follows:

•

so long as Catalyst collectively beneficially owns, in the aggregate, 50% or more of the Holdings Shares held by Catalyst as of the Closing, (A) two nominees to serve as Class III directors, (B) two nominees to serve as Class II directors and (C) one nominee to serve as a Class I director, at any meeting (or action by written consent) involving the election of Class III, Class II or Class I directors, as applicable;

•

so long as Catalyst collectively beneficially owns, in the aggregate, at least 40% but less than 50% of the Holdings Shares held by Catalyst as of the Closing, (A) two nominees to serve as Class III directors, (B) one nominee to serve as a Class II director and (C) one nominee to serve as a Class I director, at any meeting (or action by written consent) involving the election of Class III, Class II or Class I directors, as applicable;

•

so long as Catalyst collectively beneficially owns, in the aggregate, at least 30% but less than 40% of the Holdings Shares held by Catalyst as of the Closing, (A) one nominee to serve as a Class III director, (B) one nominee to serve as a Class II director and (C) one nominee to serve as a Class I director at any meeting (or action by written consent) involving the election of Class III, Class II or Class I directors, as applicable;

•

so long as Catalyst collectively beneficially owns, in the aggregate, at least 20% but less than 30% of the Holdings Shares held by Catalyst as of the Closing, (A) one nominee to serve as a Class III director and (B) one nominee to serve as a Class II director at any meeting (or action by written consent) involving the election of Class III or Class II directors; and

•

so long as Catalyst collectively beneficially owns, in the aggregate, at least 5% but less than 20% of the Holdings Shares held by Catalyst as of the Closing, one nominee to serve as a Class III director, at any meeting (or action by written consent) involving the election of Class III directors.

•

Mr. Silvers and Mr. Weil shall each have the right to designate for nomination one individual for election, with one of such nominee designated to serve as a Class II director and the other such nominee designated to serve as a Class III director, as follows:

•

Mr. Weil shall have the right to designate for nomination one individual for election into the same Class such director is designated prior to Closing by mutual agreement of Mr. Weil and Mr. Silvers so long as (i) Mr. Weil beneficially owns, in the aggregate, 80% or more of the Holdings Shares held by Mr. Weil as of the Closing and (ii) the Strategic Investor agrees to vote in favor of each of the Company’s nominees in accordance with the terms of the Strategic Investor Side Letter; and

•

Mr. Silvers shall have the right to designate for nomination one individual for election into the same Class such director is designated prior to Closing by mutual agreement of Mr. Weil and Mr. Silvers so long as (i) Mr. Silvers beneficially owns, in the aggregate, 80% or more of the Holdings Shares held by Mr. Silvers as of the Closing and (ii) the Strategic Investor agrees to vote in favor of each of the Company’s nominees in accordance with the terms of the Strategic Investor Side Letter; and

•

If, prior to any meeting (or action by written consent) involving the election of Class I directors, the Strategic Investor does not agree to vote in favor of each of the Company’s nominees up for election at such meeting (or with respect to such action by written consent), the Mr. Weil’s or Mr. Silvers’ nominee, as applicable, then currently serving as a Class III director shall immediately offer his or her resignation.

On Closing, Mr. de Alba will serve as Executive Chairman until the first annual shareholder meeting, whereupon and thereafter Catalyst will have the right to designate the individual to serve as Executive Chairman, so long as Catalyst collectively beneficially owns, in the aggregate, at least 5% of the total issued and outstanding Holdings Shares. Furthermore, at least one of Mr. Weil or Mr. Silvers’ nominees shall be offered the opportunity to serve on each committee of the board.

Director Independence

Following the completion of this transaction, we may be a “controlled company” under the NYSE Listing Rules if more than 50% of the voting power of our common shares is held by affiliates of Catalyst. See “Beneficial Ownership.” Whether or not we qualify as a “controlled company,” we do not intend to rely upon any of the exemptions related to controlled company status.

Under the NYSE Listing Rules, an independent director means a person who, in the opinion of our board of directors, has no material relationship with our company. Under NI 58-101, a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of National Instrument 52-110—Audit Committees, or NI 52-110. Pursuant to NI 52-110, an independent director is a director who is free from any direct or indirect material relationship with us which could, in the view of our board of directors, be reasonably expected to interfere with the exercise of a director’s independent judgment.

Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that                 ,                 , and                , representing                  of the                 members of our board of directors, are “independent” as that term is defined under the NYSE Listing Rules, NI 58-101 and as such term is defined in Rule 10A-3(b)(1) under the Exchange Act. In making this determination, our board of directors considered the current and prior relationships that each such non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence.

We will take steps to ensure that adequate structures and processes will be in place following the completion of this transaction to permit our board of directors to function independently of management, including for purposes of encouraging an objective process for nominating directors and determining executive compensation. It is contemplated that the independent members of our board of directors will consider, on the occasion of each meeting, whether an in camera meeting without the non-independent directors and members of management would be appropriate and that they will hold an in camera meeting without the non-independent directors and members of management where appropriate.

Members of our board of directors may also serve as members of the boards of other public companies. See “Executive Officers and Directors.” Our board of directors has not adopted a formal director interlock policy, but intends to keep informed of other directorships held by its members.

Mandate of the Board of Directors

Our board of directors is responsible for supervising the management of our business and affairs, including providing guidance and strategic oversight to management. Our board of directors intends to hold regularly scheduled meetings as well as ad hoc meetings from time to time. Our board intends to adopt a formal mandate for the board of directors. The responsibilities of our board of directors upon completion of this transaction will include:

•	adopting a strategic planning process, approving the principal business objectives for the Company and approving major business decisions and strategic initiatives;

•

appointing our Chief Executive Officer and developing the corporate goals and objectives that the Chief Executive Officer is responsible for meeting, and reviewing the performance of the Chief Executive Officer against such goals and objectives;

•	overseeing communications with shareholders, other stakeholders, analysts and the public, including the adoption of measures for receiving feedback from stakeholders; and

•	monitoring the implementation of procedures, policies and initiatives relating to corporate governance, risk management, corporate social responsibility, health and safety, ethics and integrity.

Our board of directors has not developed at this time written position descriptions for the chairman of the board of directors or the chairperson of the board committees. Their primary roles are managing the affairs of the board of directors or of such relevant committee, including ensuring the board of directors or such committee is organized properly, functions effectively and meets its obligations and responsibilities. Each committee chairperson will conduct the affairs of the applicable committee in accordance with the charter of such committee.

Our board of directors and our Chief Executive Officer have not developed at this time a written position description for the Chief Executive Officer or for other executive officers. The role of the Chief Executive Officer is delineated on the basis of customary practice. The board of directors considers that the role and responsibilities of the Chief Executive Officer are to develop our strategic plans and policies and recommend such plans and policies to the board of directors, provide executive leadership, oversee a comprehensive operational planning and budgeting process, supervise day-to-day management, report relevant matters to the board of directors, facilitate communications between the board of directors and the senior management team, and identify business risks and opportunities and manage them accordingly, and has communicated the same to the Chief Executive Officer.

Orientation and Continuing Education

Following the completion of this transaction, we expect to implement an orientation program for new directors under which each new director will meet separately with the chairman of our board of directors, individual directors and members of the senior management team. New directors are expected to be provided with comprehensive orientation and education as to our business, operations and corporate governance (including the role and responsibilities of the board of directors, each committee and directors individually).

The chairman of our board of directors will be responsible for overseeing director continuing education designed to maintain or enhance the skills and abilities of our directors and to ensure that their knowledge and understanding of our business remains current. The chairperson of each committee will be responsible for coordinating orientation and continuing director development programs relating to the committee’s mandate.

Board Committees

Upon the completion of this transaction, our board of directors will have three standing committees: the audit committee; the compensation committee; and the nominating and corporate governance committee. Each of the committees will operate under its own written charter adopted by our board of directors, each of which will be available on our website upon the closing of this transaction.

Audit Committee

Following this transaction, our audit committee will be composed of                 ,                  and                 , with                  serving as chairperson of the committee. Our board of directors has determined that                  and                  meet the independence requirements under the rules of the NYSE, the CBCA, NI 58-101 and under Rule 10A-3 of the Exchange Act. Within one year following the effective date of the proxy statement/prospectus relating to this transaction, our audit committee will consist exclusively of independent directors. Our board has determined that                  is an “audit committee financial expert” with the meaning of the SEC’s regulations and the NYSE Listing Rules. The principal responsibilities and duties of the audit committee will include:

•

appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and reviewing and appraising the audit efforts of our independent accountants;

•	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•

establishing procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (ii) confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving our hiring policies regarding partners, employees and former partners and employees of our present and former registered public accounting firm;

•	engaging independent counsel and other advisers, as necessary and determining funding of various services provided by accountants or advisers retained by the committee;

•	reviewing our financial reporting processes and internal controls;

•	establishing, overseeing and dealing with issues related to our code of ethics for managers and financial officers;

•	reviewing and approving related-party transactions or recommending related-party transactions for review by independent members of our board of directors; and

•	providing an open avenue of communication among the independent accountants, financial and senior management and the board.

Both our independent auditors and internal financial personnel regularly meet privately with the audit committee and have unrestricted access to this committee. Grant Thornton LLP was appointed as our independent registered public accountant by our board of directors on September 16, 2018.

Compensation Committee

Following this transaction, our compensation committee will be composed of                ,                and                 , with                 serving as chairperson of the committee. Our board of directors has determined that                and                are independent within the meaning of NI 58-101. The committee’s primary purpose, with respect to compensation, will be to assist our board of directors in fulfilling its oversight responsibilities and to make recommendations to our board of directors with respect to the compensation of our directors and executive officers. The principal responsibilities and duties of the compensation committee will include:

•

evaluating our Chief Executive Officer’s and other executive officers’ performance in light of the goals and objectives established by our board of directors and, based on such evaluation, with appropriate input from other independent members of our board of directors, determining the Chief Executive Officer’s and other executive officers’ compensation;

•

administering our equity-based plans and management incentive compensation plans and making recommendations to our board of directors about amendments to such plans and the adoption of any new employee incentive compensation plans; and

•	engaging independent counsel and other advisers, as necessary and determining funding of various services provided by accountants or advisers retained by the committee.

Nominating and Corporate Governance Committee

Following this transaction, our nominating and corporate governance committee will be composed of                ,                and                     , with                serving as chairperson of the committee. Our board of

directors has determined that                and                are independent within the meaning of NI 58-101. The principal responsibilities and duties of the nominating and corporate governance committee will include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors;

•	assessing the independence of directors within the meaning of securities laws and stock exchange rules as applicable;

•	reviewing and making recommendations to the board of directors in respect of our corporate governance principles;

•	providing for new director orientation and continuing education for existing directors on a periodic basis;

•	performing an evaluation of the performance of the committee; and

•	overseeing the evaluation of the board of directors and its committees.

Code of Business Conduct and Ethics

Prior to the completion of this transaction, we expect to adopt a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our directors, officers and employees, which will be available on our website upon the closing of this transaction. The Code of Conduct will set out our fundamental values and standards of behavior that are expected from our directors, officers and employees with respect to all aspects of our business. The objective of the Code of Conduct will be to provide guidelines for maintaining our integrity, reputation and honesty with a goal of honoring others’ trust in us at all times. The Code of Conduct will set out guidance with respect to conflicts of interest, protection and proper use of corporate assets and opportunities, confidentiality of corporate information, fair dealing with third parties, compliance with laws and reporting of any illegal or unethical behavior.

Monitoring Compliance with the Code of Business Conduct and Ethics

Our audit committee is responsible for reviewing and evaluating the Code of Conduct periodically and will recommend any necessary or appropriate changes thereto to our board of directors for consideration. The audit committee will also assist our board of directors with the monitoring of compliance with the Code of Conduct, and will be responsible for considering any waivers of the Code of Conduct (other than waivers applicable to our directors or executive officers, which shall be subject to review by our board of directors as a whole).

Interests of Directors

A director who has a material interest in a matter before our board of directors or any committee on which he or she serves is required to disclose such interest as soon as the director becomes aware of it. In situations where a director has a material interest in a matter to be considered by our board of directors or any committee on which he or she serves, such director may be required to excuse himself or herself from the meeting while discussions and voting with respect to the matter are taking place. Directors will also be required to comply with the relevant provisions of the CBCA regarding conflicts of interest. See “Description of Share Capital—Certain Important Provisions of Our Amended and Restated Articles of Incorporation and the CBCA—Directors.”

Complaint Reporting and Whistleblower Policy

In order to foster a climate of openness and honesty in which any concern or complaint pertaining to a suspected violation of the law, our Code of Conduct or any of our policies or any unethical or questionable act or behavior, the board of directors will adopt a whistleblower policy that requires that our employees promptly report such violation or suspected violation. In order to ensure that violations or suspected violations can be reported without fear of retaliation, harassment or an adverse employment consequence, our whistleblower policy will contain procedures that are aimed to facilitate confidential, anonymous submissions by our employees.

EXECUTIVE COMPENSATION

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

Overview

The following tables and discussion relate to the compensation paid to or earned by our Chief Executive Officer, Tony Santo, our two most highly compensated executive officers (other than Mr. Santo) who were serving as executive officers on the last day of 2019 and two former executive officers who would have been one of our two most highly compensated executive officers (other than Mr. Santo) but for the fact that they were not serving as an executive officer on the last day of 2019. They are Bradley Bardua, who served as our Chief Administration Officer through December 31, 2019, Terry McInally, who serves as our Chief Compliance and Risk Officer and Chief Information Officer through December 31, 2019, Keith Andrews, who served as our Senior Vice President and Managing Director of Casinos, Ontario through May 31, 2019 and Brad Hutchings, who served as our Chief Financial Officer through November 7, 2019. Messrs. Santo, Bardua, McInally, Andrews and Hutchings are referred to collectively in this proxy statement/prospectus as our named executive officers (“NEOs”).

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of this offering may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table sets forth information about certain compensation awarded to, earned by or paid to our NEOs during the year ended December 31, 2019. In accordance with SEC rules all amounts set forth in the Summary Compensation Table (and the related disclosure in this Executive Compensation section) are denominated in US dollars rather than Canadian dollars.

Name and Principal Position	Year	Salary ($)	Bonus ($)(5)	All Other Compensation ($)(6)	Total
Tony Santo(1)(7)	2019	664,043	3,853,877	10,010	4,527,930
Chief Executive Officer and Director

Bradley Bardua(1)(2)	2019	269,500	1,545,401	—	1,814,901
Chief Administrative Officer

Terry McInally(1)	2019	269,500	399,410	22,322	691,232
Chief Compliance and Risk Officer and Chief Information Officer

Keith Andrews(1)(3)	2019	110,688	522,139	376,351	1,009,178
Senior Vice President and Managing Director of Casinos, Ontario

Brad Hutchings(1)(4)	2019	237,367	399,410	437,224	1,074,001
Chief Financial Officer

(1)

All amounts reported in the Summary Compensation Table and related executive compensation section disclosure (excluding the base salary for Mr. Santo set forth in the “Salary” column, which is paid in US dollars) have been converted to US dollars using an exchange rate of C$1.00 = US$0.77, which was the exchange rate as of December 31, 2019.

(2)

Mr. Bardua resigned from his employment with us effective December 31, 2019, following which he continued to provide consulting services to us pursuant to the terms of a consulting agreement (as described below in the section “—Employment Agreements—Bradley Bardua” below.

(3)	Mr. Andrews resigned from his employment with us effective May 31, 2019.
(4)	Mr. Hutchings’ employment with us terminated effective November 7, 2019.
(5)

Amounts for Messrs. Bardua, McInally and Hutchings represent a $3,850 bonus paid to each executive in connection with his execution of an amendment to his employment agreement as well as the amount of the discretionary bonus paid to each executive in connection with the payout of legacy equity awards under the Legacy Equity Compensation Program in 2019. Amounts for Messrs. Santo and Andrews represent the amount of the discretionary bonus paid to him in connection with the payout of awards under the Legacy Equity Compensation Program in 2019. In accordance with the terms of the Legacy Equity Compensation Program awards granted to each of our NEOs, in 2019 Messrs. Santo, Bardua, McInally, Andrews and Hutchings received aggregate cash bonus payments of $3,853,877, $1,541,551, $395,560, $522,139 and $395,560, respectively, in connection with the occurrence of dividend payments that constituted a “liquidity event” within the meaning of the Legacy Equity Compensation Program awards. A portion of these bonus payments consisted of additional discretionary amounts that the board of directors, in its discretion, determined were appropriate to provide each NEO with the approximate after-tax value the NEO would have received in connection with the dividend payment had he been an actual equity-holder in connection with the liquidity event. For further information on these legacy equity awards, see “Narrative to Summary Compensation Table—Legacy Equity Compensation Program.”

(6)

Amounts represent (i) a $10,010 car allowance paid to Mr. Santo, (ii) a $6,930 car allowance paid to Mr. McInally and a defined contribution plan matching contribution of $15,392 paid by us to Mr. McInally’s defined contribution plan account, (iii) a $3,465 car allowance paid to Mr. Andrews, a defined contribution plan matching contribution of $4,428 paid by us to Mr. Andrew’s defined contribution plan account, a cash separation payment of $295,809, and a payout of accrued vacation of $72,649, and (iv) a defined contribution plan matching contribution of $13,021 to Mr. Hutchings’ defined contribution plan account, a cash separation payment of $211,750, paid in November 2019, a cash separation payment of $192,500, accrued in 2019 and paid in January 2020, and a payout of accrued vacation of $19,953. For additional information on Messrs. Andrews and Hutchings’ separation payments, see the sections below titled “—Employment Agreements—Keith Andrews” and “—Employment Agreements—Brad Hutchings”, respectively.

(7)	Mr. Santo is compensated as Chief Executive Officer and does not receive additional compensation for his service on our board of directors.

Narrative to Summary Compensation Table

Overview

We offer our NEOs cash compensation in the forms of base salary and bonuses. Our NEOs also participate in our current equity program (i.e., the Legacy Equity Compensation Program described below), pursuant to which they are entitled to receive equity compensation upon the happening of certain pre-determined events. Following the completion of this transaction, we may grant long-term incentives under a new long-term equity incentive plan, which is described below under “—Long Term Equity Incentive Plan,” to our NEOs.

Historically, the compensation of our Chief Executive Officer has been set by our board of directors and the compensation of our other NEOs has been set by our Chief Executive Officer in consultation with our board of directors. In anticipation of becoming a public company, our board of directors intends to adopt a written charter for our compensation committee setting out its responsibilities for administering our compensation programs and reviewing and making recommendations to our board of directors concerning the level and nature of the compensation payable to our directors and executive officers.

Compensation Components

Base Salary

Base salary is the fixed component of total direct compensation for the NEOs, and is intended to attract and retain executives, providing a competitive amount of income certainty. Each NEO’s initial base salary was provided in his employment agreement. For further information on our NEOs’ base salaries, see “Employment Arrangements—Employment Agreements” below.

The actual salaries paid to each NEO for 2019 are set forth above in the Summary Compensation Table in the column entitled “Salary.”

Bonuses

Each of our NEOs is party to a legacy short term incentive plan that has not resulted in any incentive payments since 2011. However, following completion of this transaction, we intend to adjust our short-term incentive plan (“STIP”) to align this element of our compensation program with market norms and motivate our executive officers to meet annual financial performance targets. Under the STIP, we expect that our NEOs will be eligible to receive annual bonuses that are earned and measured with reference to our and the individual’s overall annual performance.

NEOs may also receive additional discretionary bonuses, as determined by our CEO, except in the case of our CEO, and approved the board of directors.

Legacy Equity Compensation Program

Legacy Equity Compensation Program—Historical Arrangements

Pursuant to their respective employment arrangements, certain members of management, including each of the NEOs (the “Legacy LTIP Participants”), has been party to our current equity program (“Legacy Equity Compensation Program”), which provides for equity participation in a “liquidity event” during the term of the NEO’s employment and up to six months following termination (in the case of termination without just cause). Our Legacy Equity Compensation Program is designed to simulate share ownership to encourage our executives to maximize shareholder value.

Pursuant to the employment agreements of the NEOs, each of the following events constitutes a “liquidity event” under our Legacy Equity Compensation Program: (i) the completion of an initial public offering or a secondary public offering of common shares by our existing shareholders, (ii) a disposition, sale or transfer by Catalyst of common shares, (iii) a dividend payment that is not a periodic dividend payment paid pursuant to an established dividend policy, and (iv) a sale of GCEL or any parent thereof in which the consideration is cash and/or securities of the acquirer or one of its affiliates.

On the occurrence of a liquidity event, Messrs. Santo and McInally are entitled to receive consideration equal to 2.5% and 0.33%, respectively, of the consideration received by the existing shareholders in connection with such liquidity event, which will be settled in the form of cash or common shares depending on the triggering liquidity event. Messrs. Bardua, Andrews and Hutchings were previously entitled to receive consideration equal to 1.0%, 0.33% and 0.25%, respectively, of the consideration received by the existing shareholders in connection with a liquidity event, but each of Messrs. Bardua, Andrews and Hutchings will no longer be entitled to receive any payments under our Legacy Equity Compensation Program following the expiration of the six-month period following their respective terminations of their employment with us.

The Legacy LTIP Participants, including each of our NEOs, received payments in connection with the stated capital reduction paid to our shareholders who were shareholders of the Company as at March 22, 2019 and the dividends paid to our shareholders who were shareholders of the Company as at May 10, 2019, each of which constituted a “liquidity event”. Under their respective employment arrangements, each of our NEOs would be eligible to receive a cash bonus in respect of their services rendered for any year in which the Company elected to pay a dividend qualifying as a liquidity event, if any. In order to more closely align the payments to certain of our Legacy LTIP Participants, including our NEOs, to the after-tax economic benefits these participants would have received as actual Company equity-holders in connection with the liquidity events, the board of directors determined to make an additional increase to the amount of the 2019 cash payments to such Legacy LTIP Participants. In connection with the occurrence of such liquidity event in April 2019, Messrs. Santo, Bardua, McInally, Andrews and Hutchings received aggregate payments in the amount of US$197,426, US$78,970, US$20,264, US$26,748 and US$20,264, respectively. In connection with the occurrence of such liquidity event in May 2019, Messrs. Santo, Bardua, McInally, Andrews and Hutchings received aggregate payments in the amount of US$3,656,450, US$1,462,580, US$375,396, US$495,390 and US$375,296, respectively. The amount of these payments to each of our NEOs is set forth, above, in the “Bonus” column of the Summary Compensation Table.

The Legacy Equity Compensation Program was amended, effective December 1, 2019, such that the total aggregate percentage of consideration available to the Legacy LTIP Participants employed with the Company as of such date is 5.4%. Prior to the completion of the Transactions, if a dividend payment qualifying as a liquidity event is made to our equityholders, the Legacy LTIP Participants shall be entitled to receive the applicable consideration under the Legacy Equity Compensation Program. Pursuant to the amended Legacy Equity Compensation Program, in connection with the completion of the Transactions (which shall be deemed to constitute a liquidity event), the Legacy LTIP Participants that were employed with the Company as of December 1, 2019 will receive Holdings Shares and/or awards of incentive securities under the LTIP. The Company will determine the form of incentive securities to be granted to such Legacy LTIP Participants prior to the completion of the Transactions. Mr. Hutchings will not be entitled to receive any payments under the amended Legacy Equity Compensation Program in connection with the Transactions.

The Holdings Shares and/or incentive securities issued to such Legacy LTIP Participants, including Messrs. Santo and McInally, will be subject to such vesting and other terms as to be determined by the company in accordance with the Merger Agreement and the LTIP.

Outstanding Equity Awards

Though our NEOs do not hold any outstanding equity awards, they participate in our Legacy Equity Compensation Program which is designed to simulate share ownership (as described above). Our Legacy Equity Compensation Program does not give individuals any rights of ownership in our shares but instead gives them to right to receive distributions upon the occurrence of certain liquidity events beneficial to our shareholders. Accordingly, our NEOs are entitled to the following percentages of the consideration paid to our shareholders in connection with such liquidity events:

Name and Principal Position	Equity Participation
Tony Santo	2.5%
Bradley Bardua	0	%(1)
Terry McInally	0.33%
Keith Andrews	0	%(1)
Brad Hutchings	0.25	%(2)

(1)	Due to Messrs. Bardua and Andrews’ resignations, they will not be entitled to receive any payments under our Legacy Equity Compensation Program.
(2)

Mr. Hutchings will retain certain rights under his employment agreement and unamended Legacy LTIP for six months following the termination of his employment by us without just cause. The Transactions do not constitute a liquidity event under his employment agreement and his unamended Legacy LTIP.

Long-Term Equity Incentive Plan

Subject to the receipt of all required approvals (including approval of the board of directors and the shareholders), we anticipate establishing a new Long-Term Equity Incentive Plan (“LTIP”) in connection with this transaction. The LTIP will allow us to: (i) encourage selected employees, officers and directors to acquire a proprietary interest in our growth and performance; (ii) promote accountability for our success; and (iii) provide compensation opportunities to attract, retain and motivate senior management critical to our long-term success. Our board of directors will not award incentives under the LTIP using a prescribed formula or target. Instead, our board of directors will take into account previous grants, the individual’s position, scope of responsibility, ability to affect profits, historic and recent performance and the value of the awards in relation to other elements of the executive’s total compensation.

The LTIP will permit the following type of awards to be granted to participants, each of which is referred to as an Award:

•	Options to purchase Common Shares (“Options”);

•	Share Appreciation Rights (“SARs”);

•	Restricted Share Units (“RSUs”);

•	Performance Restricted Share Units (“PSUs”); and

•	Deferred Share Units (“DSUs”).

The terms and conditions attaching to the grants of the Options, SARs, RSUs, PSUs and/or DSUs (collectively, the “Awards”) will be determined by our compensation committee and approved by our board of directors.

Subject to the provisions of the LTIP, our compensation committee will have the power and discretionary authority to determine the terms and conditions of the Awards, including the individuals who will receive the Awards, the term of the Awards, the exercise price, the number of common shares subject to each Award, the limitations or restrictions on vesting and exercisability of Awards, acceleration of vesting or the waiver of forfeiture or other restrictions on awards, the form of consideration payable on exercise, whether Awards will entitle the participant to receive dividend equivalents and the timing of the Awards. Our compensation committee will also have the power to establish award exercise procedures and procedures for payment of withholding tax obligations with cash.

Subject to compliance with applicable laws, rules and regulations (including, where required, applicable rules of the NYSE), our board of directors will be able to amend, alter, suspend, discontinue or terminate the LTIP or any award at any time provided that such amendment will not (i) impair the rights of any participant without such participant’s consent, or (ii) be made without obtaining the approval of the shareholders, if such amendment would (a) increase the total number of common shares available for Awards under the LTIP, (b) reduce the exercise price or extend the term of any Award benefiting an insider of the company, or (c) otherwise cause the LTIP to cease to comply with any tax or regulatory requirement, including the NYSE Listing Rules.

Certain Restrictions

The total number of common shares that will be reserved for issuance under the LTIP is 10% of the number of common shares outstanding, from time to time. The maximum number of common shares which may be issued pursuant to, or paid in satisfaction of, Awards granted under the LTIP to any one participant in any calendar year shall not exceed 6% of the total issued and outstanding common shares at the commencement of such calendar year (subject to adjustments in the event of a dividend or other distribution, recapitalization, share split, share dividend, reverse share split, reorganization, merger, take-over bid, consolidation, split-up, spin-off, combination, repurchase or exchange of securities, issuance of warrants or other rights to purchase securities or similar corporate transactions that affect common shares (in each case a “Change in Capitalization”)).

Options

The exercise price of each Option granted will be determined by our compensation committee, which shall not be less than 100% of the fair market value of common shares on the date of the grant. Generally, Options granted under the LTIP may be exercised for a term indicated in the applicable award agreement but not exceeding 10 years from the date of grant. The vesting conditions, the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the exercise price with respect thereto may be made shall be determined by our compensation committee. Each Option will constitute an agreement by us to deliver common shares issued from treasury.

In order to facilitate the payment of the exercise price of the Options, the LTIP will have a cashless exercise feature. A participant will be entitled to elect to surrender, in whole or in part, his or her rights under the Option in exchange for a payment of a cash or common share amount per Option so surrendered equal to the difference between the fair market value of a common share on the date of surrender and the exercise price pursuant to the Option surrendered. Our board of directors shall have the sole discretion to consent to or disapprove of any election by a participant to surrender Options and receive cash or common shares pursuant to this feature. If the board of directors disapproves such an election, the election by the participant to surrender his or her rights under the Option will be deemed not to constitute an exercise of the Option, and the Participant shall be entitled to retain the Option unexercised and exercise the Option in the normal course. If the participant elects to receive only common shares under the cashless exercise feature and our board of directors consents to such election, the number of common shares to be delivered will be determined by dividing the aggregate value to be paid to the participant by the fair market value of a common share on the date immediately preceding the date such delivery is made.

Share Appreciation Rights

A SAR is a grant solely in respect of the services of a participant to be rendered to us after the date of the grant of such SAR, and not in respect of past services. The base price of each SAR granted will be determined by our compensation committee, which shall not be less than 100% of the fair market value of common shares on the date of the grant. Generally, SARs granted under the LTIP may be exercised for a term indicated in the applicable award agreement but not exceeding 10 years from the date of grant. The vesting conditions and the time or times at which a SAR may be exercised in whole or in part shall be determined by our compensation committee. A vested SAR shall be exercisable within the period commencing on the date such SAR vested and ending on December 15th of the calendar year in which the SAR vested.

Upon exercise of a vested SAR, a participant shall be entitled to receive an amount per SAR equal to the difference between the fair market value of a common share at the date of grant and the date of exercise. We shall be entitled to satisfy our obligations to make payment to a participant by paying or delivering to the participant cash, common shares or any combination of cash and common shares. If we issue common shares, the number of common shares to be delivered will be determined by dividing the aggregate value to be paid to the participant by the fair market value of a common share on the date immediately preceding the date such delivery is made.

Restricted Share Units

Our compensation committee may from time to time authorize grants of RSUs upon such terms and conditions as it may determine in accordance with the terms of the LTIP. Our compensation committee may impose such terms and conditions relating to the vesting of an RSU as it may deem appropriate.

All of a participant’s vested RSUs shall be redeemed on the redemption date set forth in the award agreement and we shall pay to the participant an amount equal to the fair market value of a common share, on such redemption date. Each RSU will constitute an agreement by us to deliver common shares issued from treasury. The number of common shares to be delivered will be determined by dividing the aggregate value to be paid to the participant by the fair market value of a common share on the date immediately preceding the date such delivery is made.

Performance Restricted Share Units

Our compensation committee may designate RSUs as PSUs that shall only vest upon the achievement of specified management objectives set out in the participant’s award agreement. The number of PSUs that vest will be dependent upon the satisfaction of certain performance criteria determined by our compensation committee, which relate to the business or financial performance of the company and may include, but are not limited to, total shareholder return and individual performance objectives.

All of a participant’s vested PSUs shall be redeemed on the redemption date set forth in the award agreement and we shall pay to the participant an amount equal to the fair market value of a common share, on such redemption date. Each PSU will constitute an agreement by us to deliver common shares issued from treasury. The number of common shares to be delivered will be determined by dividing the aggregate value to be paid to the participant by the fair market value of a common share on the date immediately preceding the date such delivery is made.

Dividend Equivalents

When dividends (other than share dividends) are paid on common shares, additional RSUs or PSUs may be granted to each participant who holds RSUs or PSUs that have not expired or been redeemed or terminated on the record date for such dividends. The number of additional RSUs or PSUs to be granted to a participant will be calculated by dividing the total amount of the dividends that would have been paid to such participant had their RSUs and/or PSUs been converted to common shares at the time of the dividend payment by the fair market value of a common share on the date that is three business days prior to the relevant record date. Any additional RSUs or PSUs granted to a participant will be subject to the same vesting conditions applicable to the related RSUs or PSUs as set forth in such participant’s award agreement.

Deferred Share Units

Pursuant to the LTIP, directors that are non-management members will be eligible to receive DSUs. Pursuant to the LTIP, directors, other than management who will not be receiving director compensation, may elect to take all or a portion of their annual cash compensation in the form of DSUs. Each such director wishing to make an election will be required to make such election by no later than the December 15th of the calendar year preceding the year in which such election is to apply. Participation by the eligible directors in the DSU plan is entirely voluntary.

Our compensation committee may from time to time authorize grants of DSUs upon such terms and conditions as it may determine in accordance with the terms of the LTIP. Our compensation committee may impose such terms and conditions relating to the vesting of a DSU as it may deem appropriate. All of a participant’s vested DSUs shall be redeemed on the redemption date set forth in the award agreement. Each DSU will constitute an agreement by us to deliver common shares issued from treasury.

All of a participant’s vested DSUs shall be redeemed on the redemption date set forth in the award agreement and we shall pay to the participant an amount equal to the fair market value of a common share, on such redemption date. The number of common shares to be delivered will be determined by dividing the aggregate value to be paid to the participant by the fair market value of a common share on the date immediately preceding the date such delivery is made.

Dividend Equivalents

When dividends (other than share dividends) are paid on common shares, additional DSUs may be granted to each director who holds DSUs that have not expired or been redeemed or terminated on the record date for such dividends. The number of additional DSUs to be granted to a participant will be calculated by dividing the total amount of the dividends that would have been paid to such participant had their DSUs been converted to common shares at the time of the dividend payment by the fair market value of a common share on the date that is three business days prior to the relevant record date.

Assignment and Voting Rights

Except as required by law, participants in the LTIP will not have any right to transfer the rights associated with Options, SARs, RSUs, PSUs and/or DSUs and will have no ownership or voting rights with respect to the Options, SARs, RSUs, PSUs and/or DSUs or the underlying shares associated with Options, SARs, RSUs, PSUs and/or DSUs.

Termination of Employment

Generally, except as otherwise provided for in an award agreement or upon an exercise of discretion by our compensation committee, when a participant is terminated for cause, or a participant voluntarily resigns without good reason, any outstanding Options, SARs, RSUs, PSUs or DSUs which have not vested on or prior to the participant’s termination date shall terminate and become null and void as of such date and cancelled without payment. Upon termination of a participant as a result of the participant’s death, disability, retirement, termination without cause (only in the case of DSUs) or voluntary termination by the participant for good reason (i) all DSUs previously granted to such participant shall become vested, (ii) and a pro rata proportion of any outstanding Options, SARs, RSUs and PSUs previously granted to such participant will vest based on the ratio that (x) the number of days during the vesting period that the participant was actively employed is of (y) the number of days in the applicable vesting period. Upon termination of a participant without cause all outstanding Options, SARs, RSUs and PSUs shall become vested.

Generally, except as otherwise provided for in an award agreement or upon an exercise of discretion by our compensation committee, upon termination of a participant as a result of the participant’s death, disability, retirement, termination without cause or voluntary termination by the participant for good reason, all of the participant’s vested Options and vested SARs shall remain exercisable for a period of twelve months from the termination date; in the event that termination is for any other reason, all of the participant’s vested Options and vested SARs shall remain exercisable for a period of 30 days from the termination date. Upon termination of a participant’s employment, all of the participant’s vested RSUs, PSUs and vested DSUs shall be redeemed and paid out.

Effect of a Significant Event

Upon the occurrence of a Significant Event (as specifically defined in the LTIP), including a change of control transaction or a liquidation or winding-up of the company, and unless otherwise provided in an award agreement or a written employment contract, our compensation committee may, provide that (i) the successor corporation will assume each Award or replace it with a substitute Award on terms substantially similar to the existing Award, (ii) implement the acceleration or vesting of any or all Awards, or (iii) any combination of the foregoing.

Income Tax Consequences

United States Federal Income Tax Consequences

The material United States federal income tax consequences of the LTIP under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to U.S.

taxpayer participants in the LTIP. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. United States state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.

Stock options and SARs. A U.S. LTIP participant generally will not recognize taxable income and the Company generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. Upon exercising an Option when the fair market value of our common shares is higher than the exercise price of the Option, the U.S. LTIP participant will generally recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the purchase price, and the Company will generally be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the Option shares, the U.S. LTIP participant will generally recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising or settling an SAR, a U.S. LTIP participant will generally recognize taxable income at ordinary income tax rates, and the Company will generally be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the U.S. LTIP participant will generally recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the U.S. LTIP participant’s tax basis in the shares.

RSUs. A U.S. LTIP participant will generally not recognize taxable income and the Company will generally not be entitled to a tax deduction upon the grant of RSUs. Upon payment of RSUs, the U.S. LTIP participant will generaly recognize taxable income at ordinary income tax rates, and the Company will generally be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the U.S. LTIP participant or the amount by which the then fair market value of the shares received by the U.S. LTIP participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares issued upon payment of RSUs, the U.S. LTIP participant will generally recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

DSUs. A U.S. LTIP participant generally will not recognize taxable income and the Company will generally not be entitled to a tax deduction upon the grant of DSUs. Upon payment of DSUs, the U.S. LTIP participant will generally recognize taxable income at ordinary income tax rates, and the Company will generally be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the U.S. LTIP participant or the amount by which the then fair market value of the shares received by the U.S. LTIP participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares issued upon payment of DSUs, the U.S. LTIP participant will generally recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the U.S. LTIP participant’s tax basis in the shares.

In each of the foregoing cases, the Company’s deduction may be limited by Section 162(m) of the Internal Revenue Code, which generally denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds US$1 million. It is possible that compensation attributable to awards under the LTIP, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

In addition, certain awards under the LTIP may be considered “nonqualified deferred compensation” subject to Section 409A of the U.S. Internal Revenue Code, which imposes additional requirements on the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any U.S. LTIP participant with respect to whom the failure relates, are includible in the gross income of the U.S. LTIP participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount will be subject to income tax at regular income tax rates plus an additional 20 percent tax, as well as potential premium interest tax.

Canadian Federal Income Tax Consequences

The following is a discussion of material Canadian federal income tax consequences, based on the current provisions of the Income Tax Act (Canada) and the regulations thereto (collectively, the “ITA”), to participants in the Plan who are resident in Canada, for the purposes of the ITA, who receive Awards under the Plan by virtue of their position as an employee, officer, or director of the company (or a corporation that does not deal at arm’s length with the company for the purposes of the ITA) and who, for the purposes of the ITA, and at all relevant times, will hold any common shares acquired pursuant to an Award as capital property and deal at arm’s length with, and are not affiliated with, us or their employer. Common shares will generally be considered to be capital property to a participant unless such shares are held in the course of carrying on a business of trading or dealing in securities or are acquired in a transaction or transactions which may be considered to be an adventure or concern in the nature of trade. The discussion below assumes that Options, RSUs, or DSUs, granted to a participant constitute an agreement by the grantor to sell or issue common shares of the company to the participant for the purposes of the ITA. This discussion is limited, and does not cover provincial, local, or foreign tax treatment for participants in the Plan. Differences in participants’ financial situations may cause tax consequences to vary. Each participant is urged to consult his or her own accountant, legal counsel, or other financial advisor regarding individual tax consequences of participation in the Plan.

Exchange Rates. For the purposes of the ITA, each amount relating to the benefit realized pursuant to an Award, and each amount relating to a share, including dividends, adjusted cost base and proceeds of disposition, must be expressed in Canadian dollars. Any amount denominated in U.S. dollars must be converted into Canadian dollars, generally at the exchange rate quoted by the Bank of Canada on the date the amount first arose. Participants may realize income, gains or losses by virtue of changes in foreign currency exchange rates.

Options. Participants will not have taxable income upon the grant of an Option. Generally, at the time of exercising an Option, a participant will recognize, as employment income (subject to withholding), the difference between the fair market value of the shares at the time of acquisition less the exercise price paid. Provided that the exercise price of the Options is at least equal to the fair market value of the shares underlying the options at the time the Options were granted and the shares constitute “prescribed shares” (within the meaning of section 6204 of the regulations to the ITA), a participant who exercises an Option may be entitled to a deduction of 50% of the taxable amount on exercise, subject to limitations proposed by Parliament that have not yet been enacted into law which may restrict the availability of the deduction to options covering a maximum of $200,000 of shares that vest each year. If, instead of exercising an Option, a participant elects to surrender an Option for cash, common shares, or a combination thereof, and such election is accepted by the board of directors, the tax results for the participant will generally be the same as if the participant had exercised the Option providing that, in the event the participant receives any cash as a result of the surrender, the company makes an election under subsection 110(1.1) of the ITA. Each participant should consult his or her own financial advisor regarding the availability and limitations of the stock option deduction.

SARs. Provided that the grant price of a SAR is not less than the fair market value of the common shares underlying the SAR at the time the SAR is granted and on the basis that SARs are granted in respect of future services, participants should not have taxable income upon the grant of a SAR. Generally, at the time of vesting of a SAR, the participant will recognize, as employment income (subject to withholding), the value of the cash or common shares received.

RSUs. On the basis that the RSUs constitute a right to receive a common share in the future, participants should not have taxable income at the time of the award of RSUs. Generally, at the time of payment of RSU, the participant will recognize, as employment income (subject to withholding), the fair market value of the common shares received.

DSUs. On the basis that the DSUs constitute a right to receive a common share in the future, participants should not have taxable income at the time of the award of DSUs. Generally, at the time of payment of DSU, the participant will recognize, as employment income (subject to withholding), the fair market value of the common shares received.

Subsequent Disposition of Common Shares. A participant who disposes of a common share (other than as a result of a redemption or repurchase of such share by the company), including on a deemed disposition on death, will realize a capital gain (or capital loss) equal to the amount by which the actual or deemed proceeds of disposition exceed (or are exceeded by) the participant’s adjusted cost base of the share and any reasonable costs of disposition. The adjusted cost base is, in general terms, the weighted average cost of all shares held immediately before the disposition. In general, the amount of any benefit in respect of the acquisition of the share that is required to be included in the employment income of the participant in that or any previous year will be added to the adjusted cost base of the share and the cost of all shares owned by the participant will then be subject to cost averaging.

Tax Deductions by Company. The company will generally not be entitled to a deduction from taxable income on: (a) the grant of an Award; (b) the exercise of an Option; (c) the surrender of an Option, except to the extent that cash is paid to the participant on the surrender and the company does not make an election under subsection 110(1.1) of the ITA; or (d) the payout of an RSU or DSU. The company will generally be entitled to a deduction from taxable income for payments made under a SAR.

Retirement Arrangements

Messrs. McInally, Andrews and Hutchings participated in a retirement plan in 2019. They were enrolled in the Pension Plan for Ontario Employees of Gateway Casinos & Entertainment Limited, which is a defined contribution plan that we offer to certain of our Ontario employees. Based on Messrs. McInally, Andrews and Hutchings’ contribution elections, the company contributed 3% of Mr. McInally’s base salary to the plan and provided matching contributions in the pension plan of an additional 3%, contributed 3% of Mr. Andrews’ base salary to the plan and provided matching contributions of an additional 2%, and contributed 3% of Mr. Hutchings’ base salary to the plan and provided matching contributions of an additional 3%.

Benefit Plans

We provide our executive officers, including the NEOs, with life, disability, health and dental insurance programs on the same basis as other employees, as well as paid time off. We offer these benefits consistent with local market practice.

Equity Awards Granted in Connection with this Transaction

An aggregate of                  Holdings Shares, with an aggregate value of $                , and an aggregate of                 , with an aggregate value of $                , will be awarded and/or paid under the LTIP to eligible Legacy LTIP Participants, with Messrs. Santo and McInally receiving an aggregate of                  Holdings Shares, with an aggregate value of $                , and an aggregate of                 , with an aggregate value of $                , respectively, in connection with this transaction. Following the completion of this transaction, our NEOs will collectively hold                 % of outstanding Holdings Shares.

Employment Arrangements

We have entered in employment agreements with our NEOs. The principal elements of these employment agreements are summarized below.

Pursuant to each of their employment agreements, our NEOs are entitled to equity participation in which they will each receive a percentage of the consideration received by holders of our common shares upon certain liquidity events that occur during the term of their employment or the six-month period following the termination of their employment without just cause. For further information with regard to our NEO’s equity participation rights, see “—Compensation Components—Legacy Equity Compensation Program” above.

Employment Agreements

Tony Santo

On October 16, 2013 we entered into an offer letter with Mr. Santo providing for his employment as Chief Executive Officer of the company. On December 19, 2019, we entered into a new employment agreement with Mr. Santo, as was subsequently amended, providing for Mr. Santo’s continued employment as our Chief Executive Officer (the “Santo Employment Agreement”). The Santo Employment Agreement provides that Mr. Santo is entitled to a base salary of US$650,000 per year (converted into Canadian dollars), an annual performance bonus under the STIP with a target bonus opportunity of 100% of his base salary payable in our discretion, a US$3,850 signing bonus and a cellphone with associated costs covered, as well as for the reimbursement of Mr. Santo’s costs incurred in connection with his relocation from Vancouver, British Columbia to Las Vegas, Nevada in an amount up to US$85,000 and assistance with obtaining any employment and tax advice required by Mr. Santo in connection with such relocation.

The Santo Employment Agreement provides that Mr. Santo may resign at any time by providing three months’ notice. We may waive the notice requirement and have no further responsibility for the payment of any compensation or severance. If Mr. Santo’s employment is terminated by us without cause, he is entitled to receive a cash lump sum payment equal to: (i) 24 months’ annual salary, (ii) his pro rata annual bonus under the STIP paid out at 80% of his target annual bonus amount for the year in which termination occurs, (iii) an amount equal to two times his annual bonus under the STIP at 80% of his target annual bonus amount for the year in which termination occurs, and (iv) continued health and welfare benefits until the earlier of the expiration of the 12 month period following his date of termination or the date he obtains coverage through an alternative employer. Receipt of any severance benefits in excess of Mr. Santo’s statutory minimum entitlements is subject to Mr. Santo’s execution of a release.

If Mr. Santo fails to obtain and maintain any licenses or approvals required by applicable gaming regulators, or fails to provide notice to us or the applicable gaming regulators of certain events that could result in the suspension or cancellation of any license, we may terminate his employment for cause.

The Santo Employment Agreement contains 12 month post-termination non-competition and non-solicitation of customers and employee non-solicitation covenants, as well as a perpetual confidentiality covenant. Mr. Santo will also prohibited from gambling at any gaming facility or operation operated by us or any related companies or businesses for the 3 month period after the date of termination of his employment.

In connection with the Santo Employment Agreement, we also entered into a tax reimbursement and indemnity agreement with Mr. Santo, pursuant to which we agreed to indemnify Mr. Santo with respect to certain Canadian income taxes relating to Mr. Santo’s continued service at our Canadian premises (including for any additional taxes incurred with respect to any payments made to Mr. Santo under such agreement).

Bradley Bardua

On September 29, 2016 we entered into an employment agreement with Mr. Bardua providing for his employment as Chief Financial Officer. Mr. Bardua was confirmed as our Chief Administrative Officer effective

December 13, 2018 and we entered into a new employment agreement with Mr. Bardua memorializing the terms of Mr. Bardua’s employment as our Chief Administrative Officer, and as was subsequently amended (the “Bardua Employment Agreement”). The Bardua Employment Agreement provides that Mr. Bardua is entitled to a base salary of US$269,500 per year, a performance bonus under the STIP with a maximum bonus opportunity of 50% of his base salary payable in our discretion and a cell phone with associated costs covered.

The Bardua Employment Agreement provides that he may resign at any time by providing three months’ notice; we may waive the notice period, but will pay Mr. Bardua the pro rata base salary due for the balance of the three-month period.

The Bardua Employment Agreement provides that Mr. Bardua will be subject to a perpetual confidentiality covenant, 18 month post-termination customer and employee non-solicitation covenants and a non-competition covenant which will apply for 12 months post-termination. Mr. Bardua will also prohibited from gambling at any gaming facility or operation operated by us or any related companies or businesses for the 3 month period after the date of termination of his employment.

Mr. Bardua retired from his employment with us as of December 31, 2019, following which he entered into a consulting agreement with us effective January 1, 2020. Pursuant to such consulting agreement, Mr. Bardua will provide integration and transition assistance to us for a period of six months and shall be entitled to receive a monthly fee of US$7,700, adjusted for applicable good and services taxes.

Terry McInally

On April 4, 2017 we entered into an employment agreement with Mr. McInally, as was subsequently amended, providing for his employment as Chief Compliance & Risk Officer and Chief Information Officer. Effective April 2019, we entered into a new employment agreement with Mr. McInally, as was subsequently amended, providing for his continued employment as Chief Compliance & Risk Officer and Chief Information Officer (the “McInally Employment Agreement”). The McInally Employment Agreement provides that Mr. McInally is entitled to a base salary of US$269,500, a performance bonus under the STIP with a maximum bonus opportunity of 35% of his base salary payable in our discretion, a car allowance of US$6,930 per year and a cell phone with associated costs covered.

The McInally Employment Agreement provided that Mr. McInally may resign at any time by providing three months’ notice; we may waive the notice period, but will pay Mr. McInally the pro rata base salary due for the balance of the three month period. If his employment is terminated without cause, he will receive a lump sum payment equal to eighteen months of his base salary as well as continued health benefits coverage, pension plan participation and car allowance for the minimum statutory notice period. If Mr. McInally fails to obtain and maintain any licenses or approvals required by applicable gaming regulators, or fails to provide notice to us or the applicable gaming regulators of certain events that could result in the suspension or cancellation of any license, we may terminate his employment for cause. Receipt of any severance benefits in excess of Mr. McInally’s statutory minimum entitlements is subject to Mr. McInally’s execution of a release.

The McInally Employment Agreement provided that Mr. McInally will be subject to a perpetual confidentiality covenant, an 18 month post-termination employee non-solicitation covenant and customer non-solicitation and non-competition covenants which will apply either (i) 12 months post-termination if he resigns or is terminated by us for cause or (ii) 6 months post-termination if he is terminated by us without cause. Mr. McInally will also prohibited from gambling at any gaming facility or operation operated by us or any related companies or businesses for the 3 month period after the date of termination of his employment.

Keith Andrews

On June 26, 2014 we entered into an employment agreement with Mr. Andrews, as subsequently amended effective November 21, 2018 (the “Andrews Employment Agreement”). The Andrews Employment Agreement

provided for Mr. Andrews’ employment as Senior Vice President & Managing Director of Casinos, Ontario and that he was entitled to a base salary of US$250,250, a performance bonus under the STIP with a maximum bonus opportunity of 40% of his base salary payable in our discretion, a car allowance of US$6,930 per year and a cell phone with associated costs covered.

The Andrews Employment Agreement provided that Mr. Andrews may resign at any time by providing three months’ notice; we may waive the notice period, but will pay Mr. Andrews the pro rata base salary due for the balance of the three month period. The Andrews Employment Agreement provided that Mr. Andrews will be subject to a perpetual confidentiality covenant, 12 month post-termination customer and employee non-solicitation covenants and a non-competition covenant which will apply 12 months post-termination. Mr. Andrews will also prohibited from gambling at any gaming facility or operation operated by us or any related companies or businesses for the 3 month period after the date of termination of his employment.

Mr. Andrews retired from his employment with us effective May 31, 2019. In connection with his retirement, we entered into a separation agreement with Mr. Andrews providing for the payment to Mr. Andrews, subject to his execution of a release of claims, of a lump sum cash payment of US$364,607 equal to (i) 14 months of his base salary, or US$291,959, (ii) a US$3,850 bonus in respect of his entrance into the Andrews Employment Agreement in 2019 and (iii) payment for his accrued but unused vacation as of the date of his termination in an amount of US$72,649.

Brad Hutchings

Effective November 19, 2018, we entered into an employment agreement with Mr. Hutchings, as was subsequently amended May 15, 2019 (the “Hutchings Employment Agreement”). The Hutchings Employment Agreement provided for Mr. Hutchings’s employment as Chief Financial Officer, that he was entitled to a base salary of US$269,500, a performance bonus under the STIP with a maximum bonus opportunity of 50% of his base salary payable in our discretion and a cell phone with associated costs covered.

The Hutchings Employment Agreement provided that Mr. Hutchings will be subject to a perpetual confidentiality covenant, an 18 month post-termination non-solicitation of employees covenant and non-competition and non-solicitation of customers covenants which will apply 6 months post-termination. Mr. Hutchings will also prohibited from gambling at any gaming facility or operation operated by us or any related companies or businesses for the 3 month period after the date of termination of his employment.

Mr. Hutchings’ employment was terminated by us without cause, effective as of November 7, 2019. In connection with his termination, we entered into a separation agreement with Mr. Hutchings providing for the payment to Mr. Hutchings, in accordance with the terms of the Hutchings Employment Agreement and subject to his execution of a release of claims, of: (i) 18 months of his base salary, or US$404,250, payable in two installments of U$211,750, payable in a cash lump sum on GCEL’s first regular payroll date following the date of the separation agreement, and US$192,500, payable in a cash lump sum on GCEL’s first regular payroll date following January 1, 2020 and (ii) continued health and welfare benefits (excluding disability coverage) until the earlier of the expiration of the 18 month period following his date of termination or the date he obtains coverage through an alternative employer.

Post-Closing Compensation Arrangements

At the time of the filing of the registration statement of which this prospectus forms a part, we have not determined who will be the named executive officers of the combined company post-closing other than Marc J. Falcone, subject to his appointment as President and Chief Executive Officer. Mr. Falcone has not received, and has no agreement to receive, any compensation in respect of his services to LACQ prior to the closing of the Transactions.

In addition, we are currently in process of determining the composition of the compensation committee of our board of directors and the philosophy and design of our go-forward compensation plans and programs.

New Employment Agreement

Shortly following completion of the Transactions, Marc J. Falcone is expected to become President and Chief Executive Officer of Gateway. In connection with his appointment, we intend to enter into an employment agreement with Mr. Falcone, subject to the completion of the Transactions (the “Falcone Agreement”).

Under the Falcone Agreement, Mr. Falcone is expected to be entitled to a base salary of US$650,000 per year and an annual cash performance bonus of up to 200% of his base salary, as may be determined by our compensation committee. In addition, it is expected that Mr. Falcone will be granted an annual performance bonus, pursuant to the LTIP, with a target bonus opportunity of 100% of his base salary subject to the terms of the LTIP, as well as housing and travel accommodation for Mr. Falcone and his family.

In addition, in connection with his entrance into the Falcone Agreement, Mr. Falcone is expected to be granted an inducement equity award, which is expected to provide for vesting based on the passage of time and/or the achievement of specified performance targets, which have not yet been determined.

Upon entry into the Falcone Agreement, we will provide the relevant disclosure relating to any additional material terms of such employment arrangement. We cannot assure you that we will be able to reach a final agreement with Mr. Falcone or, if we are able to reach agreement, the final terms of such agreement. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—Gateway’s success following the business combination will be largely dependent upon the efforts of certain key personnel and management. In addition, Gateway will be in a period of management transition following the business combination.”

DIRECTOR COMPENSATION

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

None of our directors received any compensation in 2019 other than Mr. Santo in connection with his employment, as described above. Mr. Santo does not receive any additional compensation for his service on our board of directors.

In connection with their appointment as special advisors to Gateway’s board of directors, we entered into offer letters with three nominees for the combined company’s board of directors: Olga Ilich, Michael Percy and Lyle Hall, which provided for a monthly cash fee of $7,700 for their service.

At the time of the filing of the registration statement of which this prospectus forms a part, we are in the process of determining the philosophy and design of our director compensation plans and programs going forward. We will include the relevant disclosure relating to the go-forward compensation of our directors in subsequent amendments to the registration statement, of which this prospectus is a part, and prior to the completion of the Transactions.

THE ADJOURNMENT PROPOSAL

The adjournment proposal allows the LACQ Board to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event LACQ is unable to consummate the business combination. In no event will LACQ solicit proxies to adjourn the special meeting or consummate the business combination beyond the date by which it may properly do so under its amended and restated certificate of incorporation, as amended, and Delaware law. The purpose of the adjournment proposal is to provide more time for LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the business combination proposal and to meet the requirements that are necessary to consummate the business combination. See “The Business Combination Proposal—Interests of LACQ’s Insiders and Initial Stockholders.”

In addition to an adjournment of the special meeting upon approval of an adjournment proposal, the LACQ Board is empowered under Delaware law to postpone the meeting at any time prior to the special meeting being called to order. In such event, LACQ will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an adjournment proposal is presented at the special meeting and is not approved by the stockholders, the LACQ Board may not be able to adjourn the special meeting to a later date if LACQ is unable to consummate the business combination (because either the business combination proposal is not approved or the conditions to consummating the business combination have not been met). In such event, the business combination would not be completed.

Required Vote

Adoption of the adjournment proposal requires the affirmative vote of a majority of the votes cast by holders of LACQ Shares represented in person or by proxy and entitled to vote thereon at the meeting. Abstentions and broker non-votes will have no effect on the proposal. Adoption of the adjournment proposal is not conditioned upon the adoption of any other proposal.

THE LACQ BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT LACQ STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER INFORMATION RELATED TO LACQ

Introduction

LACQ is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. LACQ was incorporated under the laws of Delaware on September 11, 2017. LACQ’s efforts to identify a prospective target business were not limited to any particular industry or geographic region. Prior to executing the Merger Agreement, LACQ’s efforts were limited to organizational activities, completion of its initial public offering and the evaluation of possible business combinations.

Initial Public Offering and Simultaneous Private Placement

On December 5, 2017, LACQ closed its initial public offering of 20,000,000 units, with each unit consisting of one share of its common stock and one-half of one warrant, each whole warrant to purchase one share of its common stock at a purchase price of US$11.50 commencing upon the later of (i) 30 days after LACQ’s completion of a business combination and (ii) December 5, 2020. The units from the LACQ IPO were sold at an offering price of US$10.00 per unit, generating total gross proceeds of US$200,000,000. Simultaneously with the consummation of the LACQ IPO, LACQ consummated the private sale of 6,825,000 warrants at US$1.00 per warrant for an aggregate purchase price of US$6,825,000.

After deducting the underwriting discounts and commissions and the offering expenses, the total net proceeds to LACQ from the LACQ IPO and private placement were US$196,000,000 (of which up to an additional US$7,000,000 of deferred underwriting expenses may be paid upon the completion of a business combination) and US$4,000,000, respectively. Of these amounts, US$200,000,000 was deposited into a U.S.-based trust account at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except as described in the prospectus for LACQ’s initial public offering and described in “—LACQ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” these proceeds will not be released until the earlier of the completion of an initial business combination and LACQ’s redemption of 100% of the outstanding public shares upon its failure to consummate a business combination within the required time period.

Fair Market Value of Target Business

The target business or businesses that LACQ acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for its initial business combination, although LACQ may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance. The LACQ Board determined that this test was met in connection with the proposed business combination with the Company as described in “The Business Combination Proposal” above.

Stockholder Approval of Business Combination

Under LACQ’s amended and restated certificate of incorporation, as amended, in connection with any proposed business combination, LACQ must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to redeem their public shares for cash, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in the prospectus for LACQ’s initial public offering. Accordingly, in connection with the business combination with the Company, the LACQ public stockholders may seek to redeem their public shares for cash in accordance with the procedures set forth in this proxy statement/prospectus.

Voting Restrictions in Connection with Stockholder Meeting

In connection with any vote for a proposed business combination, including the vote with respect to the business combination proposal, LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor), have agreed to vote the founder shares as well as any shares of common stock acquired in the aftermarket in favor of such proposed business combination.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding LACQ or its securities, LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the business combination proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of LACQ’s common stock or vote their shares in favor of the business combination proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the business combination be approved where it appears that such requirements would otherwise not be met. All shares repurchased by LACQ’s affiliates pursuant to such arrangements would be voted in favor of the proposed business combination. As of the date of this proxy statement/prospectus, no agreements dealing with the above have been entered into by any of the LACQ Board, LACQ’s officers or other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor)

Liquidation if No Business Combination

Under LACQ’s amended and restated certificate of incorporation, as amended, if LACQ does not complete a business combination by April 5, 2020 (or a later date to the extent of a subsequent extension approved by shareholders), LACQ would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of LACQ’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of  (ii) and (iii) above) to LACQ’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. At such time, the warrants would expire. Holders of warrants would receive nothing upon a liquidation with respect to such rights and the warrants would be worthless.

LACQ’s directors, officers and other initial stockholders and their respective affiliates (including the Sponsors and Strategic Investor) have each agreed to waive its rights to participate in any distribution from the Trust Account or other assets with respect to the founder shares. There would be no distribution from the Trust Account with respect to LACQ’s warrants, which would expire worthless if LACQ is liquidated.

The proceeds deposited in the Trust Account could, however, become subject to the claims of LACQ’s creditors which would be prior to the claims of the LACQ public stockholders. Although LACQ has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses LACQ has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, and although LACQ will seek such waivers from vendors it engages in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the Trust Account notwithstanding such agreements. Accordingly, the actual per-share redemption price could be less than approximately US$10.00, plus interest, due to claims of creditors. Additionally, if LACQ is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in LACQ’s bankruptcy estate and subject to the claims of third parties with priority over the claims of LACQ’s stockholders. To the extent any bankruptcy claims deplete the Trust Account, LACQ cannot assure you it will be able to return to the LACQ public stockholders at least approximately US$10.00 per share. LACQ’s public stockholders are entitled to receive funds from the Trust

Account only in the event of its failure to complete a business combination within the required time periods or if the stockholders properly seek to have LACQ redeem their respective shares for cash upon a business combination which is actually completed by LACQ. In no other circumstances does a stockholder have any right or interest of any kind to or in the Trust Account.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The portion of the Trust Account distributed to the LACQ public stockholders upon the redemption of 100% of its outstanding public shares in the event LACQ does not complete its initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the portion of the Trust Account distributed to the LACQ public stockholders upon the redemption of 100% of its public shares in the event LACQ does not complete its initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six-years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If LACQ is unable to complete a business combination within the prescribed time frame, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish the LACQ public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of LACQ’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of  (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, if a business combination does not occur, it is LACQ’s intention to redeem its public shares as soon as reasonably possible following the expiration of the time periods described above and, therefore, LACQ does not intend to comply with the procedures required by Section 280 of the DGCL, which would limit the amount and duration of LACQ’s stockholders’ liability with respect to liquidating distributions as described above. As such, LACQ’s stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of LACQ’s stockholders may extend well beyond the third anniversary of such date.

Because LACQ will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires LACQ to adopt a plan, based on facts known to it at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. However, because LACQ is a blank check company, rather than an operating company, and LACQ’s operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

LACQ expects that all costs and expenses associated with implementing its plan of dissolution, as well as payments to any creditors, will be funded from amounts held outside the Trust Account, the US$1,000,000 in loans committed by our Sponsors and Strategic Investor in the aggregate, or provided through additional loans from its Sponsors and Strategic Investor. If those funds are not sufficient to cover the costs and expenses associated with implementing the plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay franchise and income taxes on interest income earned on the Trust Account balance,

LACQ may request the trustee to release to an additional amount of up to US$75,000 of such accrued interest to pay those costs and expenses.

Facilities

LACQ currently maintains its principal executive offices at 250 West 57th Street, Suite 2223, New York, New York 10107. The cost for this space is included in the up to US$10,000 per-month aggregate fee the Hydra sponsor charges LACQ for administrative support services. LACQ believes, based on rents and fees for similar services in the relevant areas, that the fee charged by such the Hydra sponsor is at least as favorable as LACQ could have obtained from an unaffiliated person. LACQ considers its current office space, combined with the other office space otherwise available to its executive officers, adequate for its current operations.

Upon consummation of the business combination, the principal executive offices of LACQ will be those of the Company, at which time nothing more will be paid to the Hydra sponsor.

Employees

LACQ has four executive officers. These individuals are not obligated to devote any specific number of hours to LACQ’s matters and intend to devote only as much time as they deem necessary to its affairs. LACQ does not intend to have any full time employees prior to the consummation of a business combination.

Directors and Executive Officers

LACQ’s current directors and executive officers are as follows:

Name	Age*	Position
A. Lorne Weil	74	Executive Chairman
Daniel B. Silvers	43	Chief Executive Officer and Director
Mark J. Falcone	46	Director
Steven M. Rittvo	70	Director
David L. Weinstein	53	Director
George Peng	49	Chief Financial Officer, Treasurer and Secretary
Eric Carrera	30	Senior Vice President—Finance and Business Development

*	Ages presented as of January 31, 2020.

The biographies of A. Lorne Weil, Daniel B. Silvers and Marc J. Falcone are set forth under the section titled “Information about Executive Officers, Directors and Nominees” above.

Steven M. Rittvo has served as a member of the LACQ board of directors since December 1, 2017. Since February 2017, Mr. Rittvo serves as Chairman and Chief Executive Officer of Innovation Project Development, a multi-disciplinary development management services company focused on leisure- and residential-related developments. Mr. Rittvo has been with Innovation Project Development since November 2005. In May 1993, Mr. Rittvo co-founded The Innovation Group, Inc., a gaming, hospitality and leisure sector consulting firm headquartered in Denver with offices in New Orleans, Atlantic City, Aspen, Minneapolis and Orlando. Mr. Rittvo served as President of Innovation Group until February 2017. In Mr. Rittvo’s various roles with The Innovation Group, he advised and participated in gaming studies for clients ranging from Caesars Entertainment, MGM Mirage, Pinnacle Entertainment, Mandalay Resort Group, Isle of Capri, Harrah’s Entertainment, Trump Hotels and Casinos, as well as numerous Native American tribes and government agencies throughout the United States and the World. Mr. Rittvo holds a bachelor’s degree in Systems Engineering and a master’s degree in Transportation Engineering and Planning from the Polytechnic Institute of New York.

David L. Weinstein has served as a member of the LACQ board of directors since December 1, 2017. Mr. Weinstein is a partner at Belvedere Capital, a real estate investment firm based in New York, and is primarily focused on Belvedere’ s investment in Industry City, a six million square foot redevelopment project in Sunset Park, Brooklyn. Mr. Weinstein also serves as a director of GreenAcreage Real Estate Corp., a REIT. Mr. Weinstein was previously a partner at Belvedere Capital from September 2008 until October 2013. From February 2015 until August 2016, Mr. Weinstein was a member of the board of directors of Forestar Group, Inc. Mr. Weinstein previously served as President and Chief Executive Officer of MPG Office Trust, Inc., a publicly traded office REIT, from November 2010 until the sale of the Company in October 2013. He was a member of the board of directors of MPG Office Trust, Inc. from August 2008 until October 2013. From April 2007 until August 2008, Mr. Weinstein was a Managing Director of West bridge Investment Group/Westmont Hospitality Group, a real estate investment fund focused on hospitality. From 1996 until January 2007, Mr. Weinstein worked at Goldman, Sachs & Co. in New York, first as a Vice President in the real estate investment banking group (focusing on mergers, asset sales and corporate finance) and then, from 2004, as a Vice President in the Special Situations Group (focused on real estate debt investments). Mr. Weinstein holds a Bachelor of Science degree in Economics, magna cum laude, from The Wharton School of the University of Pennsylvania and a Juris Doctor, cum laude, from the University of Pennsylvania Law School. He is a member of the New York State Bar Association.

George Peng has served as LACQ’s Chief Financial Officer, Treasurer and Secretary since its formation in September 2017. Additionally, Mr. Peng has been a Principal of Hydra Management, LLC, an investment vehicle of Mr. Weil’s since July 2014 and as Vice President of Finance at Inspired Entertainment, Inc., since January 2017. Previously, he was Chief Financial Officer of Hydra Industries Acquisition Corp., a special-purpose acquisition corporation that acquired Inspired Entertainment, Inc., from August 2015 until January 2017. Before that, Mr. Peng was a consultant to Scientific Games Corporation from May 2013 to April 2014, where he assisted in its integration of the acquisition of WMS Industries. Mr. Peng was focused on the financial and operational impacts of integrating the accounting and finance functions of both companies, including human resource allocation, budgeting, and cost reductions. Prior to consulting to Scientific Games, Mr. Peng was a consultant primarily focused on financial planning and analysis for various industries, including retail and financial services. Previously, he was an Associate in the Investment Banking division of Credit Suisse, focusing on private equity, high yield, and leveraged lending products. Mr. Peng holds an A.B. in Economics from the University of Michigan, Ann Arbor, as well as an M.B.A. with a concentration in Finance from the Anderson School at UCLA. Mr. Peng is a CFA Charter holder, which he was awarded in 2006.

Eric Carrera has served as LACQ’s Senior Vice President of Finance and Business Development since September 2017. Additionally, Mr. Carrera has served as the Senior Associate of Hydra Management, LLC, an investment vehicle of Mr. Weil, since June 2015 and as Manager of Finance/M&A of Inspired Entertainment, Inc. since January 2017. Mr. Carrera was Senior Vice President of Andina Acquisition Corp. II, a special-purpose acquisition corporation, from November 2015 to March 2018 when it successfully completed its business combination with Lazydays R.V. Center, Inc., a premier RV dealership destination. From June 2011 to February 2015, Mr. Carrera was an international business development associate with Scientific Games Corporation, a supplier of technology-based products, systems and services to gaming markets worldwide. From September 2011 to December 2013, Mr. Carrera acted as an advisor to Andina Acquisition Corp. and was a member of the team that successfully completed a business transaction with Tecnoglass S.A., a Colombian manufacturer of glass and windows. Mr. Carrera received a B.S. from Boston University School of Management and is also a CFA Charter holder.

None of LACQ’s officers or directors or other personnel have received any cash compensation for services rendered to the LACQ.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against LACQ, and LACQ has not been subject to any such proceeding in the 10 years preceding the date of this proxy statement/prospectus.

Periodic Reporting and Audited Financial Statements

LACQ has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, LACQ’s annual reports contain financial statements audited and reported on by LACQ’s independent registered public accounting firm.

LACQ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of LACQ’s financial condition and results of operations should be read in conjunction with LACQ’s consolidated financial statements and notes to those statements included in this proxy statement/prospectus. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in this proxy statement/prospectus.

Overview

LACQ is a blank check company incorporated on September 11, 2017 in Delaware and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. LACQ intends to effectuate a business combination using cash from the proceeds of the LACQ IPO, the sale of the LACQ Private Placement Warrants, its capital stock, debt or a combination of cash, stock and debt.

Recent Developments

On November 26, 2019, LACQ held a special meeting of stockholders (the “2019 Extension Special Meeting”) at which the stockholders approved a proposal to amend LACQ’s amended and restated certificate of incorporation to extend the period of time for which LACQ is required to consummate a business combination from December 5, 2019 to April 5, 2020 (the “Extension”). LACQ shareholders were able to elect to redeem their shares in connection with the 2019 Extension Special Meeting for a pro rata portion of the amount then on deposit in the Trust Account (US$10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us to pay franchise and income taxes). With respect to public shares not redeemed in connection with the Special Meeting, LACQ agreed to make a cash contribution (collectively, the “Contributions”) of US$0.03 for each public share that was not redeemed by stockholders for each monthly period or portion thereof that is needed to complete a business combination (commencing on December 6, 2019 and on the 6th day of each subsequent month through the end of the Extension), subject to certain conditions. LACQ will have discretion whether to continue extending for additional monthly periods until the end of the Extension and if it determines not to continue extending for additional monthly periods, the obligation to make additional Contributions will terminate. If this occurs, or if the LACQ board of directors otherwise determines that LACQ will not be able to consummate a business combination by the end of the Extension and does not wish to seek an additional extension, LACQ would wind up its affairs and redeem 100% of its outstanding public shares.

On December 5, 2019, LACQ entered into the Expense Advancement Agreement with the Company. Pursuant to the Expense Advancement Agreement, Gateway committed to provide US$566,287.53 to fund Contributions to the Trust Account. LACQ drew down the full amount under the Expense Advancement

Agreement to fund the required Contribution to the Trust Account for the period December 6, 2019 to January 5, 2020 by issuing an unsecured promissory note to the Company. The note does not bear interest. If LACQ completes an initial business combination, LACQ would repay amounts borrowed under the Expense Advancement Agreement out of the proceeds of the Trust Account released to it. Otherwise, amounts borrowed under the Expense Advancement Agreement would be repaid only out of funds held by LACQ outside the Trust Account. Amounts borrowed pursuant to the Expense Advancement Agreement were deposited to the Trust Account on December 6, 2019.

On December 27, 2019, LACQ entered into the Merger Agreement with respect to the Transactions. See “The Merger Agreement.” The consummation of the Transactions is conditioned upon, among other things, the approval of LACQ’s stockholders having been obtained, the approval of the Arrangement under Section 192 of the CBCA by the Supreme Court of British Columbia, the expiration or termination of the applicable waiting period under any applicable competition laws, the receipt of any required third party or governmental consents or approvals and the expiration or termination of the applicable waiting period under any applicable competition laws.

On January 6, 2020, US$566,287.53 was deposited to the Trust Account to fund the required Contribution to the Trust Account for the period January 6, 2020 to February 5, 2020.

On January 15, 2020, LACQ drew down US$1,000,000 under the Expense Advancement Agreement to fund general corporate purposes by issuing unsecured promissory notes to the Sponsors and the Strategic Investor (the “Funding Parties”). The notes do not bear interest. If LACQ completes an initial business combination, LACQ would repay amounts borrowed under the Expense Advancement Agreement out of the proceeds of the Trust Account released to it; provided, however, that the Funding Parties may, at their option, convert each US$1.00 outstanding of the pro rata portion of their notes into one warrant to purchase a share of the Company’s common shares subject to the same terms and conditions as the LACQ Private Placement Warrants. Otherwise, amounts borrowed under the Expense Advancement Agreement would be repaid only out of funds held by LACQ outside the Trust Account.

LACQ is incurring significant costs in the pursuit of its acquisition plans. LACQ may be required to seek additional resources in the future to fund general corporate purposes. LACQ cannot assure you that its plans to complete the Transactions will be successful.

Results of Operations

LACQ’s only activities from inception to September 30, 2019 were organizational activities and those necessary to prepare for the LACQ IPO and identifying a target for its business combination, and as such LACQ has not generated any operating revenues. LACQ generates non-operating income in the form of interest income on marketable securities. LACQ is incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with completing a business combination.

For the three and nine months ended September 30, 2019, LACQ had net income of US$489,723 and US$1,684,538, respectively, which consists of interest income on marketable securities held in the Trust Account of US$1,107,955 and US$3,497,481, respectively, offset by unrealized loss on marketable securities held in the Trust Account of US$19,496 and US$42,475, respectively, and operating costs of US$584,418 and US$1,399,530, respectively and a provision for income taxes of US$14,318 and US$455,888, respectively.

For the three and nine months ended September 30, 2018, LACQ had net income of US$577,649 and US$1,398,825, respectively, which consists of interest income on marketable securities held in the Trust Account of US$969,387 and US$2,515,625, respectively, offset by operating costs of US$248,187 and US$729,859, respectively, an unrealized loss on marketable securities held in the Trust Account of US$13,426 and US$13,915, respectively, and a provision for income taxes of US$130,125 and US$373,026, respectively. In addition, during the three months ended September 30, 2018, LACQ received a US$600,005 reimbursement of due diligence expenses that LACQ incurred in connection with evaluating a potential business combination that did not consummate.

For the year ended December 31, 2018, LACQ had net income of US$2,122,033, which consists of interest income on marketable securities held in the Trust Account of US$3,626,792 and an unrealized gain on marketable securities held in the Trust Account of US$8,397, offset by operating costs of US$1,559,245, and a provision for income taxes of US$553,916. In addition, LACQ received a US$600,005 reimbursement of due diligence expenses that LACQ incurred in connection with evaluating a potential business combination that did not materialize.

For the period from September 11, 2017 (inception) through December 31, 2017, LACQ had a net loss of US$31,193, which consists of operating costs of US$146,695, an unrealized loss on marketable securities held in the Trust Account of $38,251 and a provision for income taxes of US$3,635, offset by interest income on marketable securities held in the Trust Account of US$157,388.

Liquidity and Capital Resources

On December 5, 2017, LACQ consummated the LACQ IPO of 20,000,000 units at a price of US$10.00 per Unit, generating gross proceeds of US$200,000,000. Simultaneously with the closing of the LACQ IPO, LACQ consummated the sale of 6,825,000 LACQ Private Placement Warrants to affiliates of its Sponsors, its Strategic Investor and certain members of its management team a price of US$1.00 per warrant, generating gross proceeds of US$6,825,000.

Following the LACQ IPO and the sale of the LACQ Private Placement Warrants, a total of US$200,000,000 was placed in the Trust Account and LACQ had US$2,464,836 of cash held outside of the Trust Account, after payment of all costs related to the LACQ IPO, and available for working capital purposes. LACQ incurred US$11,548,735 in LACQ IPO related costs, including US$4,000,000 of underwriting fees, US$7,000,000 of deferred underwriting fees and US$548,735 of other costs.

As of September 30, 2019, LACQ had marketable securities held in the Trust Account of US$205,832,491 (including approximately US$5,832,000 of interest income, net of unrealized losses) consisting of U.S. treasury bills with a maturity of 180 days or less. Interest income on the Trust Account will be used by us to pay franchise and income taxes. Through September 30, 2019, LACQ withdrew US$1,461,791 of interest earned on the Trust Account to pay franchise and income taxes, of which US$623,204 was withdrawn during the nine months ended September 30, 2019.

LACQ intends to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less deferred underwriting commissions and interest income that is used to pay franchise and income taxes) to complete the business combination. To the extent that LACQ’s capital stock or debt is used, in whole or in part, as consideration to complete the business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue LACQ’s growth strategies.

As of September 30, 2019, LACQ had cash of US$1,273,926 held outside the Trust Account. LACQ intends to use the funds held outside the Trust Account primarily to structure, negotiate and complete the business combination and pay taxes to the extent the interest earned on the Trust Account is insufficient to pay LACQ’s taxes.

For the nine months ended September 30, 2019, cash used in operating activities was US$999,036. Net income of US$1,684,538 was impacted by interest earned on marketable securities held in the Trust Account of

US$3,497,481, an unrealized gain on marketable securities held in the Trust Account of US$42,475 and a deferred tax provision of US$7,156. Changes in operating assets and liabilities provided US$849,226 of cash from operating activities.

For the nine months ended September 30, 2018, cash used in operating activities was US$779,622. Net income of US$1,398,825 was mainly offset by interest earned on marketable securities held in the Trust Account of US$2,515,625 and an unrealized loss on marketable securities held in the Trust Account of US$13,915. Changes in operating assets and liabilities provided US$323,263 of cash from operating activities.

For the year ended December 31, 2018, cash used in operating activities was US$1,238,263. Net income of US$2,122,033 was offset by interest earned on marketable securities held in the Trust Account of US$3,626,792, an unrealized gain on marketable securities held in the Trust Account of US$8,397 and a deferred tax provision of US$1,764. Changes in operating assets and liabilities provided US$273,129 of cash from operating activities.

For the period September 11, 2017 (inception) through December 31, 2017, cash used in operating activities was US$251,831, consisting primarily of a net loss of US$31,193, interest earned on cash and marketable securities held in the Trust Account and not available for operations of US$157,388, offset by an unrealized loss on marketable securities held in the Trust Account of US$38,251. Changes in operating assets and liabilities used US$101,501 of cash from operating activities.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Funding Parties have committed an aggregate of US$1,000,000, in accordance with the unsecured promissory notes LACQ will issue to the Funding Parties, pursuant to the Expense Advancement Agreement between LACQ and the Funding Parties, to be provided to LACQ and from which LACQ may draw down from time to time in the event that funds held outside of the trust are insufficient to fund LACQ’s expenses after the LACQ IPO and prior to a business combination (including investigating and selecting a target business and other working capital requirements and to fund the Contributions to the Trust Account in connection with the Extension) and the Funding Parties may, but are not obligated to, loan LACQ additional funds as may be required. If LACQ completes a business combination, it would repay such loaned amounts. In the event that a business combination does not close, LACQ may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to US$1,000,000 of such loans may be convertible into warrants, at a price of US$1.00 per warrant at the option of the lender. The warrants would be identical to the LACQ Private Placement Warrants. On January 15, 2020, LACQ drew down the full amount available under the Expense Advancement Agreement to fund general corporate purposes by issuing unsecured promissory notes to the Sponsors and the Strategic Investor. See “—Recent Developments” above.

LACQ currently does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if LACQ’s estimate of the costs of consummating the Transactions and making Contributions to the Trust Account in connection with the Extension are less than the actual amounts necessary to do so, LACQ may have insufficient funds available to operate its business prior to consummation of the Transactions. Moreover, LACQ may need to obtain additional financing either to complete the Transactions (including making Contributions to the Trust Account in connection with the Extension) or because LACQ becomes obligated to redeem a significant number of its public shares in connection with the Transactions, in which case LACQ may issue additional securities or incur debt. Subject to compliance with applicable securities laws, LACQ would only complete such a financing simultaneously with the completion of the Transactions. If LACQ is unable to complete the Transactions because it does not have sufficient funds available to it, LACQ will be forced to cease operations and liquidate the Trust Account.

Off-balance sheet financing arrangements

As of September 30, 2019, LACQ has no obligations, assets or liabilities which would be considered off-balance sheet arrangements. LACQ does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. LACQ has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual obligations

As of September 30, 2019, LACQ does not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay its Hydra sponsor a monthly fee of up to US$10,000 for administrative support services provided to us. LACQ began incurring these fees on December 1, 2017 and will continue to incur these fees monthly until the earlier of the completion of the business combination and its liquidation.

The LACQ IPO underwriters (including Morgan Stanley) are entitled to underwriting discounts and commissions of 5.5%, of which 2.0% (US$4,000,000) was paid at the closing of the LACQ IPO, and 3.5% (US$7,000,000) was deferred. The deferred discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event that LACQ completes a business combination, subject to the terms of the underwriting agreement. The underwriters are not entitled to any interest accrued on the deferred discount.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Common stock subject to possible redemption

LACQ accounts for its common stock subject to possible conversion in accordance with the guidance in Accounting Standards Codification Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within LACQ’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. LACQ’s common stock features certain redemption rights that are considered to be outside of LACQ’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of LACQ’s balance sheet.

Net loss per common share

LACQ applies the two-class method in calculating earnings per share. Common stock subject to possible redemption which is not currently redeemable and is not redeemable at fair value, has been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. LACQ’s net income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not LACQ’s income or losses.

Recent accounting pronouncements

LACQ management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on its condensed financial statements.

Trading Information

LACQ’s units, warrants and common stock are traded on the Nasdaq under the symbols LACQU, LACQ and LACQW, respectively.

Holders

As of                , 2020 there was one holder of record of units, 17 holders of record of shares of common stock and seven holders of record of warrants. Management believes LACQ has in excess of 300 beneficial holders of its securities.

Dividends

LACQ did not pay any dividends to its stockholders during the year ended December 31, 2019.

BUSINESS

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.” Except as otherwise indicated, financial, operating and other data presented in this Business section excludes discontinued operations. For information regarding the business of our discontinued operations, see “—Discontinued Operations” in this section.

Company Overview

We are one of the largest and most diversified gaming and entertainment companies in Canada, based on both number of properties and number of gaming positions. Our operations are currently comprised of 25 gaming properties in British Columbia and Ontario, with 12,815 slot machines, 365 table games (inclusive of 40 poker tables), 936 bingo seats, 72 food and beverage, or F&B, outlets and over 7,500 employees. We have demonstrated a track record of successfully operating, developing and acquiring gaming properties and contributing to the communities in which we live and work.

We have a leading market position in each of the markets in which we operate. In British Columbia, we are one of the most diversified gaming and entertainment companies based on both the number of properties and gaming positions. Our British Columbia properties include 44% of all slot machines and 40% of all table games in the province. We provide operational services at six of the 14 properties in the Lower Mainland of British Columbia, a region encompassing the Sea-to-Sky Corridor, the Fraser Valley and British Columbia’s largest market, the Greater Vancouver Regional District (the “GVRD”) (recently renamed the Metro Vancouver Regional District). We also provide operational services at two of the eight gaming properties on Vancouver Island and are the only service provider with casinos in the Thompson-Okanagan region of British Columbia, where we provide operational services at properties located in Kelowna, Vernon, Penticton and Kamloops. On January 14, 2019, we acquired the Chances Kamloops gaming facility. On March 1, 2019, we acquired the Chances Signal Point gaming facility.

In May 2017, we became the exclusive service provider in the OLG’s North and Southwest Bundles. With this acquisition, we added nine properties and two new property development opportunities to our portfolio, diversifying our operations into Canada’s largest gaming market and establishing a significant platform for future growth. On July 18, 2018, we became the exclusive service provider for a third gaming bundle, located in Central Ontario, containing two existing gaming properties and the opportunity to build a third additional property. As part of our Ontario expansion plan, we expect to develop two additional gaming properties in North Bay and the Kenora area in the North Bundle, which, along with the development of a third property in Wasaga Beach in the Central Bundle and a relocation in Delta, British Columbia, would bring our total number of properties to 30.

The following map presents and key operating and financial highlights across BC and Ontario:

Our Property Footprint

National

BC
ON

Regional

British Columbia		Ontario	
Lower Mainland and Vancouver Island	Thompson-Okanagan and Northern British Columbia	North Ontario	Southwest & Central Ontario

99
Vancouver
19
Williams Lake
Kamloops
5
Kelowna
97
17
11
11
17
404
Toronto
London
403
402
401

Lower Mainland and Vancouver Island	Thompson-Okanagan and Northern British Columbia	Ontario
8 properties $207.5mm Revenue for the 9 months ended September 30, 2019 (1)	6 properties $52.3mm Revenue for the 9 months ended September 30, 2019 (1)	11 properties / 4 opportunities to develop new properties $336.5 mm Revenue for the 9 months ended September 30, 2019 (1)

● Existing Properties ● Potential New Build ● Central — Canada-U.S. Border

(1)	The financial information has been derived from our condensed consolidated interim financial statements for the nine months ended September 30, 2019.

We have developed four principal casino brands: Grand Villa, Starlight, Cascades and Playtime. In March 2018, we launched our first Playtime property and are in the process of rebranding smaller properties into the

Playtime brand. Each brand offers a distinct experience to our customers. We have also developed five proprietary F&B brands: Atlas Steak + Fish, or Atlas, MATCH Eatery & Public House, or MATCH, CHOW Lucky Noodle Bar, or CHOW, The Buffet and Halley’s Club, our new supper club concept. Our properties are generally branded according to market size, market growth potential and local community character, with proximity to our other brands also playing a key role in the decision process. This proprietary branding strategy is meant to associate our properties with exciting local entertainment experiences, which serves to attract new customers and drive increased visitation and loyalty from existing customers. This branding strategy has been implemented at most of our British Columbia properties and we are rolling this branding strategy out in Ontario as we redevelop existing properties or build new properties.

The figures below outline our principal casino and F&B brands, along with key characteristics of each brand:

Our Principal Casino Brands

Focused in urban markets Premium Stylish	Focused in urban markets Contemporary High energy	Community focused Casual Approachable	Community focused Neighbourly Relaxed

Our Principal F&B Brands

Modern steakhouse Elevated Memorable	Creative pub food Lively sports bar Welcoming	Authentic Asian flavours Exciting Interactive	Variety Great value Casual	Modern supper club Showcase theatre Vintage cabaret

For the nine months ended September 30, 2019, we generated total revenue of $596.4 million, loss and comprehensive loss from continuing operations of $16.5 million and Adjusted EBITDA (excluding the impact of IFRS 16) of $137.9 million from our continuing operations. For the year ended December 31, 2018, we generated total revenue of $657.0 million, income and comprehensive income from continuing operations of $140.7 million and Adjusted EBITDA of $169.6 million from our continuing operations. For the year ended December 31, 2017, we generated total revenue of $447.8 million, loss and comprehensive loss from continuing operations of $27.8 million and Adjusted EBITDA of $151.0 million from our continuing operations. For a reconciliation of Income (Loss) and Comprehensive Income (Loss) to Adjusted EBITDA and Schedules of adjustments, see “Selected Summary Historical Financial Information of Gateway.”

Property Highlights

Current Properties Overview

In total, our current BC and Ontario properties (including properties leased by us) have over one million square feet of gaming space in which we offer 12,815 slot machines, 365 table games (inclusive of 40 poker tables), and 936 bingo seats. Together with our business partners, we offer a wide range of amenities at or adjoining our properties to support our gaming operations and which differentiate us from our competition, including three hotels and convention centers, 72 F&B outlets of which 26 venues feature live entertainment. We actively look for opportunities to expand and enhance our existing properties and to acquire and develop additional properties.

The chart below summarizes some of the key attributes of each of our current gaming properties and the expiration date of the operating agreements that we have entered into with the BCLC and OLG. We operate 18 casinos, six of which are owned and 12 of which are leased. We also operate seven CGC properties, five of which are owned and two of which are leased.

See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination —Renewal of lease agreements for our properties may not be obtained or if obtained, may be on less favorable terms.”

Property Name	Year Built/ Latest Renovation	Description(1)	Total Land Area (Acres)	No. of Slot Machines(2)	No. of Table Games(3)	Operating Agreement or Licence Expiration(4)	Properties Owned / Leased(5)
Grand Villa Casino Burnaby(6) Burnaby, British Columbia	2019	Approximately 311,500 total square feet / 95,900 square feet of gaming space, Delta hotel and conference center and a show lounge and nine F&B outlets.	6.1	1,330	78	Apr. 2038	Leased

Cascades Casino Langley(7) Langley, British Columbia	2019	Approximately 168,000 total square feet / 65,500 square feet of gaming space, Coast Hotel and convention center and five F&B outlets.	9.3	1,026	34	Apr. 2038	Leased

Starlight Casino New Westminster New Westminster, British Columbia	2015	Approximately 164,700 total square feet / 103,700 square feet of gaming space and five F&B outlets.	23.1	934	59	Apr. 2038	Leased

Total				3,290	171

Thompson-Okanagan
Cascades Casino Kamloops Kamloops, British Columbia	2015	Approximately 66,100 total square feet / 33,900 square feet of gaming space and four F&B outlets.	6.0	442	10	Apr. 2038	Owned

Playtime Casino Kelowna(8) Kelowna, British Columbia	2018	Approximately 36,800 total square feet / 26,000 square feet of gaming space and three F&B outlets.	N/A	437	15	Apr. 2038	Leased

Cascades Casino Penticton Penticton, British Columbia	2017	Approximately 57,600 total square feet / 32,500 square feet of gaming space and three F&B outlets.	1.7	400	8	Apr. 2038	Leased

Lake City Casino Vernon Vernon, British Columbia	2014	Approximately 32,000 total square feet / 24,200 square feet of gaming space and three F&B outlets.	3.4	398	7	Apr. 2038	Owned

Total				1,677	40

Property Name	Year Built/ Latest Renovation	Description(1)	Total Land Area (Acres)	No. of Slot Machines(2)	No. of Table Games(3)	Operating Agreement or Licence Expiration(4)	Properties Owned / Leased(5)

CGCs
Chances Mission Mission, British Columbia	2010	Approximately 11,100 total square feet / 8,400 square feet of gaming space and one F&B outlet.	2.6	125	—	Apr. 2038	Leased

Chances Squamish Squamish, British Columbia	2013	Approximately 25,000 total square feet / 14,200 square feet of gaming space and two F&B outlets.	2.8	99	—	Apr. 2038	Leased

Chances Abbotsford Abbotsford, British Columbia	2012	Approximately 22,400 total square feet / 16,800 square feet of gaming space and one F&B outlet.	5.0	226	—	Apr. 2038	Owned	(12)

Chances Campbell River(9) Campbell River, British Columbia	2018	Approximately 19,100 total square feet / 13,700 square feet of gaming space and two F&B outlets.	2.0	150	—	Apr. 2038	Owned

Chances Courtenay(10) Courtenay, British Columbia	2018	Approximately 19,100 total square feet / 13,700 square feet of gaming space and two F&B outlets.	2.9	200	—	Apr. 2038	Owned

Chances Kamloops Kamloops, British Columbia	2015	Approximately 39,000 total square feet / 23,800 square feet of gaming space and two F&B outlets.	3.8	200	—	Jan. 2039	Owned

Chances Signal Point Williams Lake, British Columbia	2017	Approximately 24,200 total square feet / 20,400 square feet of gaming space and two F&B outlets.	6.6	123	—	Mar. 2039	Owned

Total				1,123	—

Ontario
Western Fair District London Slots (Gateway Casinos London) London, Ontario	2002	Approximately 78,100 total square feet / 54,300 square feet of gaming space and two F&B outlets.	N/A	756	8	Mar. 2037	Leased

Starlight Casino Point Edward (11) Point Edward, Ontario	2018	Approximately 77,800 total square feet / 57,700 square feet of gaming space and three F&B outlets.	7.9	489	20	Mar. 2037	Owned

Woodstock Raceway Slots (Gateway Casinos Woodstock) Woodstock, Ontario	2001	Approximately 14,100 total square feet / 12,800 square feet of gaming space and one F&B outlet.	N/A	284	—	Mar. 2037	Leased

Property Name	Year Built/ Latest Renovation	Description(1)	Total Land Area (Acres)	No. of Slot Machines(2)	No. of Table Games(3)	Operating Agreement or Licence Expiration(4)	Properties Owned / Leased(5)

Cascades Casino Chatham(15) Chatham-Kent, Ontario	2019	Approximately 44,600 total square feet / 28,600 square feet of gaming space and three F&B outlets.	5.7	317	9	Mar. 2037	Owned

Clinton Raceway Slots (Gateway Casinos Clinton) Clinton, Ontario	2000	Approximately 15,000 total square feet / 12,300 square feet of gaming space, a racetrack and one F&B outlet.	N/A	141	—	Mar. 2037	Leased

Playtime Casino Hanover(13) Hanover, Ontario	2019	Approximately 32,600 total square feet / 23,500 square feet of gaming space and two F&B outlets.	N/A	283	8	Mar. 2037	Leased

Thunder Bay Casino (Gateway Casinos Thunder Bay) Thunder Bay, Ontario	2000	Approximately 48,000 total square feet / 45,100 square feet of gaming space and two F&B outlets.	3.7	478	11	Mar. 2037	Owned

Sault Ste. Marie Casino (Gateway Casinos Sault Ste. Marie) Sault Ste. Marie, Ontario	1999	Approximately 62,000 total square feet / 55,100 square feet of gaming space and one F&B outlet.	13.8	342	9	Mar. 2037	Owned

Sudbury Downs Slots (Gateway Casinos Sudbury) Chelmsford, Ontario	1999	Approximately 45,600 total square feet / 33,000 square feet of gaming space and one F&B outlet.	158.0	436	—	Mar. 2037	Leased

Gateway Casinos Innisfil(14) Innisfil, Ontario	2019	Approximately 79,400 total square feet / 67,900 square feet of gaming space and two F&B outlets.	N/A	994	26	Jul. 2041	Leased

Casino Rama Resort Orillia, Ontario	2018	Approximately 793,300 total square feet / 210,000 square feet of gaming space and ten F&B outlets.	N/A	2,205	63	Jul. 2041	Leased

Total				6,725	154
Grand Total:				12,815	365

(1)	Gaming square footage includes all back of house areas.
(2)

Number of slot machines includes VLTs and electronic table games, and relates to the count as at September 30, 2019. We provide operational services to the BCLC; however, the BCLC own or lease all of our slot machines, provide certain table game equipment and are responsible for most of the related capital expenditures. See “Business—Regulatory and Licensing Matters.”

(3)

Number of table games includes touch bet roulette and relates to the count as at September 30, 2019. Because live table games typically have six gaming positions, six touch bet roulette terminals are represented as one table game for the purpose of the table game count.

(4)	See “Business—Regulatory and Licensing Matters.”
(5)	See “Business—Our Properties.”
(6)	Expansions to our Grand Villa Casino Burnaby were completed in 2019 and a refresh of the Delta hotel was completed in 2018.
(7)

An expansion of the MATCH patio at our Cascades Casino Langley was completed in the first quarter of 2018 and a refresh of the hotel which was completed in the fourth quarter of 2018. The addition of an Atlas restaurant and refresh and addition of gaming space was completed in phases by the third quarter of 2019.

(8)	The Playtime Casino Kelowna is located within the Delta Hotels Grand Okanagan Resort. We added a MATCH restaurant at this location that opened in the first quarter of 2018.
(9)	A MATCH restaurant was completed at Chances Campbell River in the second quarter of 2018.
(10)	A MATCH restaurant was completed at Chances Courtenay in the second quarter of 2018.
(11)	We completed renovations at our Point Edward Casino in the fourth quarter of 2018, which was rebranded Starlight Casino Point Edwards.
(12)

On December 23, 2015, we acquired 69.3% of the Abby Joint Venture. Abby Properties Ltd. is the registered owner of the lands and premises upon which the Chances Playtime Abbotsford is located and was appointed bare trustee to hold legal title on behalf of PT Abbotsford Enterprises Ltd. (a predecessor of Playtime Gaming Group) and 0752529 B.C. Ltd., together as beneficial owners (pursuant to a joint venture agreement between Abby Properties Ltd., 0752729 B.C. Ltd. and PT Abbotsford Enterprises Ltd.), pursuant to a nominee agreement between all three parties.

(13)	The latest renovation to Playtime Casino Hanover was completed in the second quarter of 2019.
(14)	The latest renovation to Gateway Innisfil was completed in the first quarter of 2019.
(15)	The relocation of Cascades Casino Chatham was completed in third quarter of 2019.

Grand Villa Casino Burnaby

The Grand Villa Casino Burnaby is our flagship property and has been in operation since 2008. Located in Burnaby, British Columbia and styled as a modern take on an “Italian Villa,” the Grand Villa Casino Burnaby is designed to provide customers with an inclusive, comfortable and exciting atmosphere. With approximately $224.6 million invested (as of September 30, 2019), the Grand Villa Casino Burnaby is one of our largest contributors based on EBITDA. The Grand Villa Casino Burnaby has a wide array of gaming and non-gaming amenities, including hotel accommodations, meeting space, multi-function entertainment facilities, and multiple F&B outlets. The property includes the Delta Hotel, part of the Marriott International hotel chain, and benefits from its central location in the GVRD, which is in close proximity to Vancouver and surrounding suburban areas. The approximately 311,500 square foot casino contains approximately 95,900 square feet of gaming space and 1,330 slot machines, including a high-limit slot machine room and 78 table games, including 11 poker tables. We expect that the Grand Villa Casino Burnaby will continue to be the most significant contributor to our business in the GVRD. Under the Sale and Leaseback Transactions, one of our subsidiaries entered into a 20-year lease for the lands and premises constituting the Grand Villa Casino Burnaby, with one 10-year renewal term plus three 10-year option terms pursuant to an option agreement.

We have invested approximately $22 million in the recent expansion of Grand Villa Casino Burnaby premises. We expanded the gaming space and added an incremental 130 slot machines along with a pulse gaming arena with 35 units. We also added an Atlas (replacing the EBO restaurant), the Bistro restaurant and a CHOW, along with improvements to the hotel.

We have a contract with Delta Hotels Limited to manage the Delta Hotel and Conference Centre located at the Grand Villa Casino Burnaby, or the Management Agreement, which expires on February 29, 2020. Under the Management Agreement, Delta Hotels Limited operates the hotel and manages the staff of the hotel. In addition, Delta Hotels Limited provides a reservation service and engages in various marketing activities. Pursuant to the terms of the Management Agreement, we pay a management fee for these services. We have recently entered into an agreement with Marriott to extend the Management Agreement until December 31, 2024.

Cascades Casino Langley

The Cascades Casino Langley is located in downtown Langley, British Columbia. With approximately $99.6 million invested since it was built in 2005 (as of September 30, 2019), the property offers a variety of gaming and non-gaming amenities, including several signature F&B amenities, hotel and spa accommodations and a convention space (which is operated by Gateway but owned by the City of Langley). Serving a growing area with a combined population of over 924,000 according to BC Stats, Cascades Casino Langley is situated 40 kilometers east of downtown Vancouver and within 16 kilometers of the Canada—US border. Under the Sale and Leaseback Transactions, one of our subsidiaries entered into a 20-year lease for the lands and premises constituting the Cascades Casino Langley, with one 10-year renewal term plus three 10-year option terms pursuant to an option agreement.

The approximately 168,000 square foot Cascades Casino Langley offers approximately 65,500 square feet of gaming space, featuring 1,026 slot machines and 34 table games, including six poker tables, and 185 bingo seats.

During 2018, we expanded the MATCH patio and in the third quarter of 2019 we completed an expansion of the property to increase gaming space and add an Atlas Steak & Fish restaurant. We also increased the gaming floor and added 75 incremental slot machines and three tables.

We have a franchise agreement in place with Coast Hotels for the hotel located at the Cascades Casino Langley (the “Franchise Agreement”). Unlike our arrangement with Delta Hotels Limited, the management of the hotel remains our exclusive responsibility. On October 12, 2015, the Franchise Agreement was automatically renewed on the same terms and conditions for an additional five years ending October 13, 2020. The Franchise Agreement will automatically renew for a further period of five years, provided that we are in compliance with terms of the Franchise Agreement and neither party elects to terminate the Franchise Agreement.

During 2018, we completed a refresh of the convention center and, in the fourth quarter of 2018, we completed hotel renovations.

Starlight Casino New Westminster

The Starlight Casino New Westminster features the latest gaming options in a contemporary property. As of September 30, 2019, approximately $139.0 million has been invested in the property and we have completed various upgrades, including renovations to our high-limit table area in 2011 and 2014, and improvements to our onsite restaurants between 2014 and 2016. The Starlight Casino New Westminster is easily visible and accessible as it is situated 24 kilometers southeast of downtown Vancouver, beside the interchange of a major provincial highway and is in close proximity to Richmond, British Columbia and surrounding suburban areas, which has favorable demographics. Under the Sale and Leaseback Transactions, one of our subsidiaries entered into a 20-year lease for the lands and premises constituting the Starlight Casino New Westminster, with one 10-year renewal term plus three 10-year option terms pursuant to an option agreement.

The approximately 164,700 square foot Starlight Casino New Westminster offers approximately 103,700 square feet of gaming space, which features best-in-class gaming equipment and entertainment amenities, and contains 934 slot machines and 59 table games, as well as several F&B outlets, including MATCH, The Buffet and the Red Bar Lounge.

Thompson-Okanagan Casinos

Cascades Casino Kamloops

The Cascades Casino Kamloops is located in Kamloops, British Columbia, the second largest city in the British Columbia interior according to BC Stats. Previously operating under the Lake City brand name, the Cascades Casino Kamloops was rebranded and relocated to its current location off Highway 1 in 2015. In its new location, the Cascades Casino Kamloops is part of a $51.2 million gaming and entertainment destination in Kamloops. The approximately 66,100 square foot property has approximately 33,900 square feet of gaming space, 442 slot machines and 10 table games, including two poker tables, as well as four F&B outlets (a MATCH, The Buffet, an Atlas and a Glacier Bar).

Playtime Casino Kelowna

The Playtime Casino Kelowna, formerly the Lake City Casino Kelowna, is located within the 257-room Delta Hotels Grand Okanagan Resort in Kelowna, British Columbia. According to BC Stats, Kelowna is the largest city in the British Columbia interior, and boasts a thriving tourism sector. In addition to its desirable location in the Grand Okanagan Resort, the Playtime Casino Kelowna benefits from its proximity to the Prospera Place, a 6,886 seat multi-purpose sporting and entertainment facility in downtown Kelowna. The approximately 36,800 square foot property has approximately 26,000 square feet of gaming space, 437 slot machines and 15 table games, including four poker tables, as well as three F&B outlets. In March 2018, we completed an approximately $4.1 million renovation and F&B expansion, including a MATCH and The Buffet, and rebranded as a Playtime casino. The current lease at this site is due to expire on May 31, 2029 and has two five-year extension options.

Cascades Casino Penticton

The Cascades Casino Penticton, formerly the Lake City Casino Penticton, was relocated to the South Okanagan Events Centre in 2017. Construction on the new property started in May 2016, and the property opened in April 2017 with an investment of $27.1 million. The new, approximately 57,600 square foot property has approximately 32,500 square feet of gaming space, includes three F&B outlets (including MATCH and The Buffet), 400 slot machines and eight table games, including one poker table. The current land lease at this site is due to expire on May 3, 2036 and has two approximately 10-year extension options.

Lake City Casino Vernon

The Lake City Casino Vernon is located in Vernon, British Columbia. The Lake City Casino Vernon was relocated to its current location in 2009, significantly increasing its size. In January 2014, we purchased the land on which the Lake City Casino Vernon is located. The current property is situated across the street from Vernon’s main shopping center and has good visibility and accessibility from Vernon’s principal highway. The approximately 32,000 square foot property consists of approximately 24,200 square feet of gaming space and includes 398 slot machines, seven table games and three F&B outlets (a MATCH, The Buffet and a grab & go outlet).

CGCs

Our CGCs provide alternative gaming options, mainly in the form of slot machines, in smaller communities without casinos. In the Lower Mainland, we provide operational services for Chances Mission (Mission, British Columbia), Chances Squamish (Squamish, British Columbia) and Chances Abbotsford (Abbotsford, British Columbia). In the Vancouver Island region, we provide operational services for Chances Campbell River (Campbell River, British Columbia) and Chances Courtenay (Courtenay, British Columbia). With the acquisition of Chances Kamloops (Kamloops, British Columbia) and Chances Signal Point (Williams Lake, British Columbia), we have added an additional 323 slot machines and 416 bingo seats. In total, our CGCs offer approximately 159,700 total square feet of space and 110,900 square feet of gaming space, accommodating 1,123 slot machines and 751 bingo seats.

We lease the premises for Chances Mission, which lease expires on September 30, 2022. Chances Squamish opened in January 2010. We lease the land for Chances Squamish, which lease expires on July 23, 2029 and has two 20-year extension options. We leased the premises for Playtime Gaming Victoria, which lease expired on December 31, 2018. Our operational services for bingo at the Playtime Gaming Victoria location ceased on December 31, 2018 upon the formal termination of our BOSA.

We invested approximately $9.6 million to expand Chances Courtenay and Chances Campbell River to add a MATCH at each site and refresh the gaming floors.

Ontario Casinos

Western Fair District London Slots

The Western Fair District London Slots (Gateway Casinos London) property is a slots property attached to a racetrack situated in London, Ontario, which has a population of approximately 500,000 people, and is located

190 kilometers from Windsor, Ontario (to the west) and the Greater Toronto Area (to the east). The approximately 78,100 square foot Western Fair District London Slots property is equipped with a new gaming management system, or GMS, 756 slot machines including a pulse gaming arena with 32 units, eight table games and approximately 54,300 square feet of gaming space. The large, open casino floor includes two F&B outlets (a full-service casual Getaway Restaurant and a casino bar). The Western Fair District London Slots property also has over 220,000 square feet of convention space, a sports complex with four ice surfaces and a Yuk Yuks comedy club. Additionally, the Western Fair District hosts several large concert events in the racetrack facilities and is home of “The Western Fair.”

We have significant plans for investment in the London market. We expect to invest approximately $75.0 million to develop a new facility at a site we identified and demolition along with site-preparation work has commenced, which will be secured pursuant to a long-term ground lease that is currently being negotiated with the landowner. Based on management’s estimates, this full-service entertainment property is expected to host approximately 67,000 square feet of gaming space (including back of house) with over 900 slot machines and 46 table games. The total building is expected to be approximately 103,000 square feet. Non-gaming amenities are expected to include a MATCH, an Atlas, The Buffet, CHOW Noodle Bar and two casino bars. The lease at the current Western Fair site is due to expire on March 31, 2020 and we have recently exercised the first of two five-year extension options such that the lease will now expire on March 31, 2025.

Starlight Casino Point Edward

The Starlight Casino Point Edward is situated on the banks of the St. Clair River, across the US border from Port Huron, Michigan, and is just three kilometers from downtown Sarnia, Ontario.

We invested approximately $27.6 million with major renovations of this property, which were recently completed. The approximately 78,800 square foot property was rebranded as Starlight Casino Point Edward and a MATCH was opened in July 2018. Completed in November 2018, this full-service entertainment property now hosts an approximately 57,700 square feet of gaming space with approximately 489 slot machines and 20 table games, including two poker tables. There are now three F&B outlets at the Starlight Casino Point Edward: MATCH, The Buffet and a casino bar. A new GMS has been installed at the property in October 2018.

Woodstock Raceway Slots

The Woodstock Raceway Slots (Gateway Casinos Woodstock) property is a slots property situated approximately 55 kilometers east of London, Ontario and 140 kilometers west of the Greater Toronto Area. The approximately 14,100 square foot property is equipped with a new GMS installed in February 2018, 284 slot machines and approximately 12,900 square feet of gaming space and includes a small F&B outlet called The Getaway Express.

There are no current plans for substantial investment planned for this location in the immediate future. The current lease at this site is due to expire on March 31, 2021.

Cascades Casino Chatham

The Cascades Casino Chatham situated in the municipality of Chatham-Kent approximately 120 kilometers southwest of London, Ontario and 80 kilometers east of Windsor, Ontario. The approximately 44,600 square foot property is equipped with 317 slot machines and nine live table games, and approximately 28,600 square feet of gaming space and includes a MATCH, The Buffet and a casino bar. The facility was relocated from Dresden to a newly built gaming and entertainment property in the third quarter of 2019. The total investments in the new facility was approximately $36.4 million.

Clinton Raceway Slots

The Clinton Raceway Slots (Gateway Casinos Clinton) property is a slots property attached to a racetrack, situated 80 kilometers northwest of London, Ontario. The approximately 15,000 square foot property is equipped with 141 slot machines and approximately 12,300 square feet of gaming space and includes a small F&B outlet.

A new GMS system was installed in July 2018 and the property had a floor renovation and product refresh. The current lease at this site is due to expire on March 31, 2020, and we have recently exercised the first of two five-year extension options, such that the lease now expires on March 31, 2025.

Playtime Casino Hanover

The Playtime Casino Hanover property is a casino attached to a racetrack, situated 105 kilometers northwest of Kitchener, Ontario and 60 kilometers south of Owen Sound, Ontario.

The existing facility was expanded and renovated into a building adjacent to the old facility in the second quarter of 2019. This newly expanded and renovated site was rebranded as a Playtime Casino, a new GMS was installed in July 2018. The projects investments were approximately $22.3 million in this property. The current lease at this site is due to expire on March 31, 2025. The approximately 32,600 square foot property is equipped with 283 slot machines, eight table games and approximately 23,500 square feet of gaming space. This site also includes a MATCH and The Buffet restaurants.

Thunder Bay Casino

The Thunder Bay Casino property (Gateway Casinos Thunder Bay), is currently one of two sites in the North Ontario bundle that offers live table games. The approximately 48,000 square foot property is equipped with a new GMS installed in April 2018, 478 slot machines and 11 table games, including two poker tables, and approximately 45,100 square feet of gaming space. There are two F&B outlets, including the full-service casual Getaway Restaurant and a casino bar.

There are no current plans for substantial investment planned for this location in the immediate future. Our future plans may include conversion of the existing F&B outlet to a MATCH.

Sault Ste. Marie Casino

The Sault Ste. Marie Casino property (Gateway Casinos Sault Ste. Marie) is currently one of two sites in the North Ontario bundle that offers live table games. It is situated on the banks of the St. Mary’s River, minutes away from the shores of Lake Superior. The approximately 62,000 square foot property is equipped with a recently installed new GMS in April 2019, 342 slot machines and nine table games, including three poker tables, and approximately 55,100 square feet of gaming space. There is one F&B outlet, the full-service casual Getaway Restaurant.

There are no current plans for substantial investment planned for this location in the immediate future. The property will undergo minor renovations.

Sudbury Downs Slots

The Sudbury Downs Slots property (Gateway Casinos Sudbury) is situated 23 kilometers northwest of downtown Sudbury, Ontario in a small town called Chelmsford. The approximately 45,600 square foot property is equipped with 436 slot machines and approximately 33,000 square feet of gaming space and includes a F&B outlet.

The lease at the current site is due to expire on March 31, 2020 and we have recently exercised our extension option such that the lease will now expire on March 31, 2025. In June 2017, we began the planning and approvals process for a multi-step, $60.0 million redevelopment and relocation of this property. We intend to relocate the existing gaming operation to a newly built gaming entertainment property located in Greater Sudbury and are in discussions with a landowner in Sudbury in respect of the acquisition and development of lands, which, subject to OLG and the necessary governmental approvals, will be located in the up-and-coming True North Strong entertainment district. While the application was approved by the municipal council for the relocation of this property, an appeal of that decision has been filed in the Local Planning Appeal Tribunal (“LPAT”) by certain individuals and community groups, which, if successful, would delay or even prevent the proposed relocation at the True North Entertainment District pending further appeals or court challenges. At this time, the Tribunal has scheduled a first hearing in May 2020 with a decision tentatively expected in Summer 2020. In addition to the LPAT appeal of the land use planning merits, one of the individuals has also appealed the decision of Council to the Ontario Superior Court Justice. That court action is not currently scheduled, but based on the document exchange set, it is expected the hearing will be scheduled for March/April 2020 with a decision due by May 2020. There is no certainty over whether these individuals and community groups will be partially or wholly successful in obtaining the relief sought.

If relocation to the proposed site is approved, it is expected that this property will be branded as a Starlight Casino and have 41,000 square feet of gaming space and over 64,200 total square footage. The new Starlight Casino will have approximately 600 slot machines and 21 table games along with a new GMS. Non-gaming amenities at this casino are expected to include a MATCH, The Buffet, and a casino bar.

See “Risk Factors—Risks Related to Acquisitions and Capital Projects—While we intend to complete the gaming properties in London, Sudbury, Kenora, North Bay, Wasaga Beach, Delta and Mission on schedule, these properties may not be completed on a timely basis, on anticipated terms or at all due to unforeseen factors.”

Gateway Casinos Innisfil

Located in the community of Innisfil, Ontario, which has a population of approximately 200,000 people and is approximately 15 kilometers south of Barrie, Ontario, the approximately 79,400 square foot Gateway Casinos Innisfil property, formerly the OLG Slots at Georgian Downs, opened in November 2001 and currently offers approximately 67,900 square feet of gaming space, featuring 994 slot machines, 26 table games, simulcast wagering and two F&B outlets. Gateway Casinos Innisfil is the smaller of the two existing properties in the Central Bundle; however, there are future plans to expand Innisfil and increase gaming positions as the maximum allowable positions is 1,200 and 100 electronic gaming positions and table games, respectively.

Subject to necessary government approvals, we intend to renovate and rebrand the Gateway Casinos Innisfil property as a Cascades Casino, eventually increasing slot machines to over 1,100 later in the year and 26 table games have already been added in March 2019. As of September 30, 2019, the total year-to-date capital expenditure at Gateway Casinos Innisfil is approximately $4.6 million.

Casino Rama Resort

Casino Rama Resort is the larger of the two existing Central Ontario properties. It is located on reserve lands of the Chippewas of Rama First Nation, approximately five kilometers from the Trans-Canada Highway 12 (north of Lake Simcoe, Ontario). The Casino Rama Resort property opened in July 1996. The approximately 793,300 square foot property currently offers approximately 210,000 square feet of gaming space, featuring 2,205 slot machines and 63 table games, including nine poker tables. In addition to gaming operations, Casino Rama Resort has a 289-room hotel with amenities, convention space, a 5,000-seat entertainment venue and 10 F&B outlets. A new GMS is currently being installed at the property.

We intend to maintain the Casino Rama Resort brand.

Gateway Casinos Sarnia

On January 30, 2020, we opened the Gateway Casinos Sarnia facility, which has 150 electronic gaming machines, including all the latest video, reel and electronic-table product offerings. Gateway hired 64 employees at this new facility that, in addition to slot machines, also offers customers a quick service food and beverage experience at a casino bar. Gateway’s proprietary Loyalty Program, My Club Rewards, has been introduced at this site allowing patrons to earn rewards for their slot play and redeem those rewards at any and all Gateway Casinos across Ontario.

Discontinued Operations

As at September 30, 2019, Gateway made a formal decision to sell its Edmonton Region operations, comprising Grand Villa Casino Edmonton, Starlight Casino Edmonton, and the regional corporate office in Edmonton. As a result of these plans, the Edmonton Region has been presented as discontinued operations on a retroactive basis. The term “discontinued operations” is used to distinguish results related to the Edmonton Region operations. See also “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us” and “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Discontinued Operations.”

Edmonton Casinos

Grand Villa Casino Edmonton

The Grand Villa Casino Edmonton is located in the new ICE District (which is expected to include over 1,300 multi-family units in three preliminary residential towers by 2020) and is the sole casino in downtown Edmonton, Alberta. Adjacent to Rogers Place and accessible by light rail transit, we have invested approximately $38.2 million in this property to enhance our gaming and entertainment amenities. The approximately 62,600 square foot Grand Villa Casino Edmonton offers approximately 39,600 square feet of gaming space, including 522 slot machines (including VLT terminals) and 22 table games. It has four F&B outlets, including MATCH and Atlas. The current lease at this site is due to expire on September 30, 2036.

Starlight Casino Edmonton

The Starlight Casino Edmonton is situated in the West Edmonton Mall located in Edmonton, Alberta. The West Edmonton Mall is one of the world’s largest shopping centers with 30.8 million visitors annually and 24,000 employees, which drives considerable gaming traffic to the Starlight Casino Edmonton.

In September 2018, we completed a $69.5 million rebranding and redevelopment of the Starlight Casino Edmonton (formerly the Palace Casino Edmonton). The redeveloped Starlight Casino Edmonton is approximately 123,100 square feet, including an expanded gaming floor of approximately 68,200 square feet, and feature 739 slot machines (including VLT terminals), 36 table games, including eight poker tables, and one unit of pulse arena with 35 stations, in addition to entertainment and six F&B outlets. The current lease at this site is due to expire on August 31, 2037.

Alberta

In Alberta, the provincial government, through the AGLC, licenses the operation of casinos to third-party service providers, including us. The AGLC is responsible for the licensing and regulation of gaming and liquor within Alberta. We operate the Starlight Casino Edmonton and the Grand Villa Casino Edmonton under casino property licenses with the AGLC. In return for operating the properties, we receive a certain percentage of Win, which is shared with the Alberta Lottery Fund/AGLC and a designated charity (which varies from time to time).

AGLC registration is required for our key gaming workers. The AGLC conducts background checks on all officers, directors, shareholders holding 5% or more of our voting shares, applicants for registration and any other person the AGLC considers necessary or appropriate, and has the discretion to grant or refuse registration. Any sale, assignment or transfer of a 5% or greater interest in Gateway must be disclosed to the AGLC within 10 business days after the effective date of the transaction and approved by the board of the AGLC. Prior approval of the AGLC is required for the acquisition of any “financial interest” in us, our business or in a property to which our AGLC license relates, in a manner other than by way of a sale, assignment or transfer. See “Description of Share Capital—Common Share Constraints Required by Gaming Regulators and Change of Control.”

Pursuant to our license with the AGLC for the Starlight Casino Edmonton, we earn a service provider’s commission for slot machine (15% of Slot Win), craps (75% of Table Win), poker (75% of Poker Rake) and table games (50% of Table Win). The licenses for Starlight Casino Edmonton and Grand Villa Casino Edmonton expire on August 31, 2022.

Each of our licenses for the Starlight Casino Edmonton and the Grand Villa Casino Edmonton allows us to operate the applicable premises for the purpose of conducting licensed casino gaming events in accordance with the provisions of the Gaming and Liquor Regulation, AGLC policies and all other conditions prescribed by the board of the AGLC, subject to certain restrictions. Under the terms of the licenses, the operation of casino gaming terminals is permissible Monday to Sunday, up to a maximum of 17 consecutive hours, commencing no earlier than 10:00 a.m. and ending no later than 3:00 a.m. and only on days that there is a licensed casino event in the property. Poker at each property is permissible on flexible hours and table games are permissible to be operated Monday to Sunday, up to a maximum of 14 consecutive hours, commencing no earlier than 10:00 a.m. and ending no later than 2:00 a.m. Each property is required to be closed on Christmas Day.

The AGLC has the right to suspend or cancel our licenses for the Grand Villa Casino Edmonton or the Starlight Casino Edmonton for certain reasons, including: (i) failure to comply with the Gaming and Liquor Regulation or an order of the AGLC; (ii) failure to comply with any condition imposed on our licenses; (iii) if we are sold, or if we sell or assign our business or any of our casino property licenses, without the prior consent of AGLC; or (iv) the criminal conviction of Gateway or any of our principals or senior employees.

Our Proposed New Builds

Delta, British Columbia

The BCLC announced on September 7, 2017 that we were authorized to relocate our existing license in Newton to a new casino in Delta, British Columbia, subject to municipal approval. The Delta city council held a number of public hearings on the matter, and the proposed project received final municipal approval in August 2018. In conjunction with a third-party hotel contractor, we expect to invest approximately $87.2 million. This projected budget includes $15.0 million in cost savings through value engineering and provided BCLC and municipal authorities consent to any changes to the design, to the extent such consents are necessary. Construction started in the third quarter of 2019, and is expected to be completed in late 2021. Subject to BCLC final approval, the new property is expected to have approximately 40,000 square feet (including back of house) of gaming space, include multiple F&B outlets, approximately 500–600 slot machines and 30 table games, including six poker tables. We expect to engage a third party to build and operate a hotel at the property. The Delta property is expected to be branded a Cascades Casino. We have entered into a 30-year lease with three 10-year renewal options.

Kenora, Ontario

The City of Kenora is located in the far northwest corner of Ontario near the Manitoba border. There are no existing casinos within this market area. There are two major access routes to the area, Trans-Canada Highway

17 traversing through Kenora and King’s Highway 17A (Kenora By-Pass). Given Kenora’s unique location on the north shore of Lake of the Woods, it is also positioned to capture existing tourism to the region. Known as the premier boating community in North America, the Kenora District attracts over 720,000 visitors annually and over 20,000 cottagers who are seasonal residents in the region in addition to approximately 15,000 full-time residents.

Subject to the necessary municipal government approvals, we plan to build a new 23,300 square foot Playtime Casino in the Kenora area (Playtime Casino Kenora), with 17,000 square feet of gaming space, including up to 200 slot machines and a planned MATCH restaurant. Playtime Kenora is anticipated to open in the first quarter of 2022, with total capital expenditure expected to be approximately $21.4 million based on management’s estimates. The proposed site is secured by a conditional offer to purchase, as we continue our due diligence on the site.

North Bay, Ontario

The City of North Bay, which does not have an existing gaming property, is the eastern-most location in the North Ontario bundle. It is located 125 kilometers from the property being proposed in Sudbury, Ontario and it is anticipated that the two properties will share a certain portion of their respective databases. Located 330 kilometers north of Toronto, Ontario, North Bay is situated on the north shore of Lake Nipissing. The City of North Bay contains approximately 56,000 eligible adult gamers, comprising approximately 80% of the overall population.

Subject to necessary municipal government approvals, we have commenced construction on a new 38,900 square foot Cascades Casino in North Bay, with approximately 27,700 square feet of gaming space, including up to 300 slot machines and up to ten table games. We plan to install a MATCH, The Buffet, as well as a bar. Cascades Casino North Bay is anticipated to open in the third quarter of 2020, with total capital expenditure expected to be approximately $33.1 million.

Wasaga Beach, Ontario

There is currently no gaming property located in the Wasaga Beach gaming zone. The gaming zone covers parts or all of the communities of Collingwood, Ontario, Wasaga Beach, Ontario, Springwater, Ontario and Clearview, Ontario, with a combined regional adult population of approximately 60,300. Pursuant to the OLG’s modernization plan, allowable slot machine and table game positions for this gaming region are 300 and 120, respectively.

Subject to necessary government approvals, we intend to construct a Playtime property in Wasaga Beach, on the southern edge of Georgian Bay, including an expected 16,300 square foot gaming floor, up to 250 slot machines. Based on management’s estimates, the proposed Wasaga Beach property is also expected to include a MATCH. Site work began in the third quarter of 2019 and the new property is expected to become operational in the third quarter of 2021. Based on management’s estimates, the total capital expenditure for our proposed Wasaga Beach property is expected to be approximately $28.6 million. The proposed site is secured by a long term lease with a right to purchase if certain conditions are met pursuant to the lease terms.

The preceding property descriptions discuss current and projected developments. See “Risk Factors—Risks Related to Acquisitions and Capital Projects—While we intend to complete the gaming properties in Kenora, North Bay, Delta and Wasaga Beach on schedule, these properties may not be completed on a timely basis, on anticipated terms or at all due to unforeseen factors.”

Our Acquisitions

On December 19, 2018, we entered into a share purchase agreement pursuant to which two of our wholly owned subsidiaries agreed to acquire all of the issued and outstanding shares of Enterprise Entertainment Ltd.

(“Enterprise”), B-11 Holdings Ltd. (“B-11”) and 7779 Ventures Inc. (“7779”) for a total purchase price of $21.6 million, subject to customary adjustments. Enterprise operates the Chances Kamloops gaming facility, B-11 provides food and beverage services at the Chances Kamloops gaming facility and 7779 owns the land upon which the Chances Kamloops gaming facility is located. The acquisition closed on January 14, 2019. The purchase price payable by our subsidiaries was paid in cash, with a total holdback of $1.8 million for financial adjustments and indemnities. Concurrently with the closing of the acquisition, Enterprise entered into a new OSA with the BCLC. The Chances Kamloops OSA is in the same form that the Company has in place at its other CGCs in British Columbia and is for a 20-year term.

On February 13, 2019, a share purchase agreement was entered into by one of our wholly owned subsidiaries pursuant to which it agreed to acquire all of the issued and outstanding shares of Lucky’s Ventures Ltd., or Lucky’s, and MTS Enterprises Ltd., or MTS, for a total purchase price of $11.8 million, subject to customary adjustments. Lucky’s operates the Chances Signal Point gaming facility in Williams Lake, BC and MTS provides food and beverage services at the Chances Signal Point gaming facility. The purchase price payable by our subsidiaries was paid in cash, with a total holdback of $850,000 for financial adjustments and indemnities. On the same day, another one of our wholly owned subsidiaries entered into a real property purchase agreement pursuant to which it agreed to purchase the land upon which the Chances Signal Point gaming facility is located for $5.5 million, subject to customary adjustments. The acquisitions closed on March 1, 2019. Concurrently with the closing of the acquisitions, Lucky’s entered into a new OSA with the BCLC. The Chances Signal Point OSA is in the same form that we have in place at our other CGCs in British Columbia and is for a 20-year term.

Our Industry

The Canadian gaming market is comprised of casino gaming, lottery, online gaming and horse racing. We operate in the casino gaming segment, which consists of slots, table games and bingo. The casino gaming market in Canada is characterized by several unique features.

Public-Private Relationships Create a Stable Regulated Environment

In British Columbia and Ontario, provincial Crown corporations (the BCLC and the OLG which we collectively refer to as the Gaming Authorities) and regulatory bodies (the GPEB and AGCO which we collectively refer to as the Gaming Regulators) oversee the gaming industry and license private service providers to operate casinos within each of their respective provinces. Casino gaming generates considerable revenue for the provinces and supports a wide range of local volunteer and community-based initiatives. As a result, provincial governments are significant stakeholders in the Canadian casino gaming industry, creating a mutually beneficial and collaborative relationship between public and private sector participants. During the year ended March 31, 2019, the provincial governments in British Columbia and Ontario earned the following profits from casino gaming operations:

Casino Gaming Profits Attributable to the Province(1)

(in $ millions)

Source: BCLC & OLG

(1)	Represents BCLC net income for casino and community gaming segment (British Columbia) and OLG net income plus Win contribution for Land-Based Gaming Segment

In British Columbia, the BCLC is responsible for providing and maintaining slot machines located within each private gaming service provider’s properties. In British Columbia, the BCLC, in conjunction with host local governments, controls the implementation of new gaming positions to ensure that markets are neither over saturated nor under served. In Ontario, the OLG manages competition by delineating geographic gaming zones in which only a single gaming property may be operated. These gaming zones have been grouped together into larger gaming bundles, where one service provider is granted the exclusive right to provide gaming services and first right of refusal on new developments. New casino properties must also be approved at the municipal level. This process involves considerable consultation with the public, including one or more public hearings.

Long-Term Operating Agreements and Licenses Provide Visibility into Stable Future Operating Environment

The long-term operating agreements (in British Columbia and Ontario) under which service providers are engaged by the Gaming Authorities are mutually beneficial for Gaming Authorities and service providers. Gaming Authorities benefit from long term agreements with reliable and experienced service providers that maintain high quality gaming properties and the ability to expand them to meet increases in market demand. Service providers benefit from a stable, long-term operating environment, which reduces property investment risk. The terms of the licenses and operating agreements also provide service providers with basic information necessary to forecast future gaming taxes, commissions and competitive conditions, which can be analyzed to develop effective future operating and investment strategies.

Gaming Markets in Canada Are Attractive and Resilient

We operate in the provinces of British Columbia and Ontario. These provinces account for approximately 52% of the Canadian population and are the two largest Canadian gaming markets with private sector participation.

Over the past five years, the markets in which we operate have experienced growth in gaming revenue comparable to both the Las Vegas Strip and US locals markets. However, Canadian gaming markets tend to be much more localized as compared to more tourist-driven markets such as the Las Vegas Strip. Locals-driven markets generally attract a more consistent flow of casino patrons over time, leading to greater stability as measured by total wagers net of prizes paid, or Win. While Ontario’s historical gaming revenue growth has been slow, the recent opening of the market to private service providers is expected to accelerate growth in the province’s gaming industry. The following chart demonstrates the resilience (as indicated by lower peak to trough declines relative to more tourist-based US gaming markets) and growth of the Canadian gaming markets in which we operate:

Comparison of Our Markets to Top Five US Locals-Driven Markets and Las Vegas Strip

Sources: OLG, BCLC, UNLV, Nevada Gaming Control Board, Pennsylvania Gaming Control Board, Louisiana Gaming Control Board, Illinois Gaming Board, New Jersey Division of Gaming Enforcement.

(1)

2019 US gaming win is presented for the last twelve months as of March 31, 2019 and assumes an exchange rate of $1.31 per US$1, representing the average exchange rate from April 1, 2018 to March 31, 2019.

(2)	Results for fiscal year 2019 are shown including the impact of IFRS 9 and 15, adopted by the OLG and BCLC on April 1, 2018
(3)	“Gaming Win” represents Land Based Gaming proceeds before the deduction of service provider fees.
(4)

Peak to trough decline is calculated as the percentage change between fiscal year 2010 and fiscal year 2008 for the Canadian markets and the percent change between calendar year 2009 and calendar year 2007 for the US markets. Canadian fiscal year end is March 31.

(5)

Top five US locals driven markets include Nevada (excluding contribution from Las Vegas strip), Pennsylvania, Louisiana, Illinois and New Jersey. The data for Pennsylvania, Louisiana, Illinois and New Jersey is presented for the last twelve months as of March 2019. Illinois data includes VGTs.

Our Markets

British Columbia Market

According to the BCLC, the British Columbia gaming industry consists of 17 casinos, 18 CGCs and three commercial bingo halls.

During the twelve-month period ended March 31, 2019, the casino and community gaming sector accounted for approximately 74% of total gaming industry revenue of approximately $2.6 billion (including Lottery and eGaming). This represents an $88 million year-over-year increase. Within the casino and community gaming business, slot machines consisted of approximately 74% of total revenue and table games consisted of approximately 24% of total revenue with the remainder coming from poker and bingo. Revenue from slot machines grew $36.6 million representing a 2.7% year-over-year increase while revenue from tables (including poker) declined $37.5 million, representing a 7.3% year-over-year decrease.

In fiscal years 2018 and 2019, 51% of adults in British Columbia (ages 19 and up) played a BCLC game at least once a month. This is consistent with strong acceptance and participation numbers in previous years.

Ontario Market

Ontario has a population of over 14.6 million people, has had an average annual population growth rate of 1.1% from 2007–2019 and is Canada’s most populous province with approximately 39% of the country’s population. Ontario’s unemployment rate was 5.6% in November 2019, which is near all-time lows for the last 20 years. Real GDP growth is expected to be 1.4% in 2019, 1.5% in 2020, and 1.5% and 1.9% for 2021 and 2022, respectively.

In early 2012, the OLG announced a “Modernizing Lottery and Gaming in Ontario” initiative, or the OLG Modernization Plan, with the goal of increasing revenue for the Province of Ontario. As a result, the OLG bundled all slots at racetracks and casino operations, with the exception of Caesars Windsor, into eight gaming bundles. The Southwest, North and Central Bundles were awarded to us. As of December 2019, each of the eight bundles has been awarded to various operators. On January 7, 2020, the OLG announced it intends to add the Windsor Gaming Bundle, which consists of the Windsor Casino, to its modernization process.

We have the exclusive right to operate casino gaming within the geographic boundaries of the gaming zones in the gaming bundles for which we are the service provider, subject to certain limited rights of OLG to permit charitable and other gaming within such zones and to modify the boundaries of such zones, all as more particularly set out in the COSA.

According to the OLG, in fiscal year 2018–19 annual report, the OLG generated approximately $8.30 billion in total proceeds (gaming, non-gaming and lottery), before deduction of service provider fees and lottery prizes, and approximately $2.47 billion in net profit for the province of Ontario. 46% of total revenue was generated from land-based gaming. 39.6 million patrons visited Ontario’s land-based gaming facilities representing a year-over-year increase of 5.0%.

Significant Growth Opportunity for Private Service Providers in Ontario

Although casino gaming has been a popular form of entertainment in Ontario since the OLG opened its first casino in 1994, until recent years, casino gaming win in the province was stagnant, as illustrated in the following chart:

Historical Casino Gaming Win in Ontario—Last Ten Years(1)(2)(3)

(in $ billions)

Source: OLG.

(1)

Represents OLG combined revenues for the Resort Casinos Segment and Slots and Casinos Segment. In fiscal years 2018–2019, OLG reported Resort Casinos and Slots and Casinos as a single business line referred to as Land-Based Gaming; Gaming Win represents proceeds before deduction of service provider fees.

(2)

Results for fiscal year 2010 were prepared in accordance with Canadian GAAP and were before promotional allowances. Results for fiscal years 2011 to 2018 were prepared in accordance with IFRS prior to OLG adopting IFRS 9 and 15 on April 1, 2018.

(3)	Results for fiscal year 2019 are shown including the impact of IFRS 9 and 15, adopted by the OLG on April 1, 2018

In 2010, the Government of Ontario directed the OLG to begin a strategic review of the province’s gaming industry. This review resulted in several recommendations, including that the OLG become more customer-focused and expand regulated private sector delivery of casino gaming. In particular, the OLG noted that several properties are currently located in remote, sparsely populated areas. Furthermore, many properties currently contain slot machines, but lack table games and have minimal entertainment or F&B options, reducing their appeal to players under the age of 45.

To date, the OLG has grouped 31 gaming zones into eight gaming bundles and has awarded service providers the exclusive right to provide gaming services in each of these bundles through a competitive procurement process. The first OLG bundle was awarded to a private service provider in September 2015 and, as of the date of this proxy statement/prospectus, all eight bundles have been awarded. On January 7, 2020, the OLG announced it intends to add the Windsor Gaming Bundle, which consists of the Windsor Casino, to its modernization process. The OLG expects to release a Request for Pre-Qualification (“RFPQ”) for the Windsor Bundle by fall of 2020, and expects the successful proponent to take over operations of the site by mid-2023.

Under the new model, the service provider for a particular bundle can add additional slot machines and table games up to the maximum limits prescribed in the applicable operating agreements. In addition, the service provider can propose to add table games to a slots-only property, relocate an existing property, where permitted, within the zone it serves or build a new property in a zone without an existing property, subject to the approval of OLG and the Ontario provincial government of a viable business case. Also, municipal approval is required before table games are added to a slots-only property or development begins on a new property or a relocated property.

British Columbia

British Columbia is Canada’s third largest province with an estimated population of over 5 million people as of July 2019. The province is also one of Canada’s largest casino gaming markets with $1.9 billion in aggregate casino and CGC Win for the year ended March 31, 2019. For this period, the BCLC generated revenue from the following activities:

Total Gaming Win by Channel	Casino Gaming Win by Channel

Source: BCLC.

Casino Win in British Columbia grew at a CAGR of 1.8% for the 10-year period ended March 31, 2019 and the BCLC is forecasting a CAGR of 2.2% from the year ended March 31, 2019 to March 31, 2022. The following chart presents annual gaming revenue in British Columbia:

Historical and Forecast Casino Gaming Win in British Columbia(1)(2)

(in $ billions)

Source: BCLC 2019/20-2021/22 Service Plan dated February 2019.

(1)	Represents BCLC revenues for the casino / CGC segment.
(2)	Results for fiscal year 2019 are shown including the impact of IFRS 9 and 15, adopted by the BCLC on April 1, 2018

As of September 30, 2019, there are 38 gaming properties in the province of British Columbia. According to the BCLC, our British Columbia properties include 44% of all slot machines and 40% of all table games in casinos within the province. British Columbia can be further divided into five distinct gaming markets. The total number of gaming positions in the province, along with our share of positions in each market, is highlighted in the table below:

Gateway British Columbia Gaming Positions as a Percentage of Total Regional Market as of September 30, 2019(1)

Market	Total Gaming Positions	Gateway Gaming Positions	Gateway % of Total
Lower Mainland	10,442	4,665	44.68%
Thompson-Okanagan	2,553	2,087	82.40%
Vancouver Island	1,964	350	17.81%
Northern BC	1,342	123	9.16%
Kootenays	346	0	0.00%
Total British Columbia	16,627	7,225	43.45%

(1)	This table includes poker tables and assumes six gaming positions per table.

The BCLC owns all slot machines in the province and enters into agreements with private service providers to establish and provide operational services at the properties in which these slot machines are hosted for periods of up to 20 years (with an option to extend for an additional five years, exercisable by the BCLC and subject to certain terms and conditions). Service providers and the BCLC share Win from slots and other games in prescribed percentages based on the type of gaming activity. Other non-gaming revenue streams generated at gaming properties in British Columbia, including F&B, hotel and entertainment, are 100% attributable to the service provider. This division is outlined below:

(1)

Bingo games win calculated as 90% of weekly bingo games win on the first $10,000 of weekly bingo games win; 45% of weekly bingo games win in excess of $10,000 bingo games win; 60% of weekly bingo paper side games win; and 25% of weekly electronic pull tabs (BETS) win.

(2)	25% of slot machine win, less 25% of BCLC’s cost to lease slot machines and electronic gaming tables.
(3)	40% or 42.5% of standard table games win, as prescribed by the BCLC. 42.5% for regular limit table games win and 40% for high-limit table games win.
(4)	Pulse Arena is currently on trial at Grand Villa Casino Burnaby and is expected to launch at other Gateway properties and current split only applies to Grand Villa Casino Burnaby.

Under the former FDC, and Accelerated Facility Development Commission (“AFDC”) programs, British Columbia service providers were eligible to receive an additional 3% and 2%, respectively, of net win generated at their properties up to the amount of total eligible development expenditures incurred, including expenditures related to non-gaming amenities. Pursuant to the new OSAs, the MIR program has replaced the FDC and AFDC programs. Under the MIR program, service providers are required to make minimum annual investments (generally in an amount equal to 5% of Net Win for the year ended March 31, 2017 multiplied by 20 years) in their properties throughout the terms of the OSAs and in return, the BCLC will pay an additional commission to service providers at a rate of 5% of Net Win.

Ontario

Ontario is Canada’s largest province with an estimated population of 14.6 million people as of July 2019. Ontario is also Canada’s largest gaming market, generating $3.86 billion in annual Casino Win and $8.3 billion in total proceeds (gaming, non-gaming and lottery) before deduction of service provider fees and lottery prizes, for the year ended March 31, 2019. The following chart illustrates the division of OLG total revenues by gaming activity:

OLG Win by Channel

(year ended March 31, 2019)

Source: OLG.

The OLG currently generates revenue from three large Resort Casinos and 23 slots and casino facilities operated by service providers, collectively called “Land-based Gaming”. The OLG has played a central role in the development and operation of the slots and casinos gaming facilities since their inception and has only recently begun to increase the role of private sector service providers.

Due to various factors, including a lack of investment, slot machine focus, increased cross-border competition and political and economic factors, Casino Win in Ontario declined between the fiscal years ended March 31, 2006 and March 31, 2014, primarily within the Resort Casino Segment. Casino Win in the more locally focused Slots and Casinos Segment was flat over the same period, though investment in these properties was also minimal. Since March 31, 2015, Casino Revenue has grown at a 5.2% CAGR.

The following chart presents annual casino revenue after prizes in Ontario for the 10-year period ended March 31, 2019 as well as forecast to March 31, 2023, which projects to an overall CAGR of 11.1% for that 4-year period.

Historical and Forecast Casino Gaming Win in Ontario(1)(2)(3)

(in $ billions)

Source: OLG.

(1)

Represents OLG combined revenues for the Resort Casinos Segment and Slots and Casinos Segment. In 2018-2019, the OLG reported Resort Casinos and Slots and Casinos as a single business line referred to as Land-based Gaming; Gaming Win represents proceeds before the deduction of service provider fees.

(2)

Results for fiscal years 2009 and 2010 were prepared in accordance with Canadian GAAP and were before promotional allowances. Results for fiscal years 2011 to 2018 were prepared in accordance with IFRS.

(3)	Results for fiscal year 2019 are shown including the impact of IFRS 9 and 15, adopted by the OLG on April 1, 2018

The Ontario market is relatively underpenetrated compared to the other Canadian gaming markets in which we operate. As illustrated in the chart below, for the year ended March 31, 2019, gaming revenue per capita was 39% higher in British Columbia and 112% higher in the top five US locals driven markets:

Adult Population(1)(2)

(in millions)

Sources: United States Census Bureau, Statistics Canada.

(1)	Adult population includes individuals ages 18 years and older; Canadian population statistics as of July 1, 2018. United States population statistics as of December 2018.
(2)	Top 5 US locals driven markets include Nevada (excluding contribution from Las Vegas strip), Pennsylvania, Louisiana, Illinois and New Jersey.

Adult Persons per Gaming Position(1)(2)(3)

Sources: United States Census Bureau, Statistics Canada, OLG, BCLC, Nevada Gaming Control Board, Pennsylvania Gaming Control Board, Louisiana State Police, Illinois Gaming Board, New Jersey Division of Gaming Enforcement.

(1)	Adult population includes individuals ages 18 years and older; Canadian population statistics as of July 1, 2018. United States population statistics as of December 2018.
(2)	Top 5 US locals driven markets include Nevada (excluding contribution from Las Vegas strip), Pennsylvania, Louisiana, Illinois and New Jersey.
(3)	Gaming positions as of March 31, 2019 for Top 5 US Locals Driven Markets, Ontario and British Columbia; table games includes poker tables and assumes six gaming positions per table.

Gaming Win per Adult Person(1)(2)(3)

(in $)

Sources: United States Census Bureau, Statistics Canada, OLG, BCLC, UNLV, Nevada Gaming Control Board.

(1)

Gaming win is presented for the last twelve months as of March 31, 2019. US gaming win assumes an exchange rate of $1.31 per US$1, representing the average exchange rate from April 1, 2018 to March 31, 2019.

(2)	Top 5 US locals driven markets include Nevada (excluding gaming win contribution from Las Vegas strip), Pennsylvania, Louisiana, Illinois and New Jersey. Illinois data includes VGTs
(3)	Adult population includes individuals ages 18 years and older; Canadian population statistics as of July 1, 2018. United States population statistics as of December 2018.

OLG Modernization Plan

As a result of declining casino gaming receipts, in 2010 the OLG launched a strategic business review that included consultations with stakeholders and an extensive business analysis. The resulting modernization report identified multiple factors explaining declines in land-based gaming revenue, including:

•	an orientation towards slot machines, which have less appeal than table games to patrons under 45;

•	a lack of investment in technology to keep pace with the industry; and

•	a decline in cross border patrons due to increased competition from casinos in bordering US states.

The strategic review reached the conclusion that the role of private sector service providers should be expanded. To implement this recommendation, the OLG divided 28 gaming zones into eight gaming bundles and awarded these bundles to service providers through a competitive procurement process. Within each bundle, the OLG awards the winning service provider the exclusive right to operate gaming properties.

According to the new policies implemented under the OLG Modernization Plan, gaming proceeds are shared between services providers and the OLG as follows:

Roles of Service Providers and OLG in Ontario

The COSA contains a covenant by Gateway to realize revenue in each operating year that is equal to or greater than a set “Threshold,” or to pay to OLG the difference. The Threshold for each of the first 10 operating years is a fixed amount that was set out by Gateway during the RFP process and incorporated into the relevant COSA. After the initial ten years, the threshold for each subsequent year of the operating term is calculated based on a formula that takes into account the revenue generated in prior years, the difference between the Threshold for prior years and the revenue generated in such years, and inflation.

Our Competitive Strengths

Leading and Diversified National Gaming Footprint

We are one of the largest and most diversified gaming and entertainment companies in Canada, with an attractive portfolio of gaming and entertainment properties. We have a leading market position in each of the markets in which we operate:

•

British Columbia: According to the BCLC, our British Columbia properties include 44% of all slot machines and 40% of all table games in the province and we are one of the largest gaming service providers based on both number of properties and gaming positions. We provide operational services at six of the 14 gaming properties in the Lower Mainland (which includes the largest population center in British Columbia, the GVRD). We also provide operational services at two of the eight gaming properties on Vancouver Island and five of the seven casinos in the Thompson-Okanagan region of British Columbia, where we provide operational services at properties located in Kelowna, Vernon, Penticton and Kamloops. On January 14, 2019, we acquired the Chances Kamloops gaming facility. On March 1, 2019, we acquired the Chances Signal Point gaming facility.

•

Ontario: We are currently the exclusive service provider in three gaming bundles in Ontario (the North, Southwest and Central bundles), containing 11 properties in total and the right to develop two new gaming properties in the North Bundle (in North Bay and the Kenora area), which we expect to open in the third quarter of 2020 and the first quarter of 2022, respectively, and a third gaming property in the Central Bundle (in Wasaga Beach), which we expect to open in the third quarter of 2021. Furthermore in the Southwest Bundle, we commenced operations at Gateway Casinos Sarnia on January 30, 2020. Upon completion of the North Bay, Kenora area and Wasaga Beach properties, we will operate 15 properties in Ontario.

The following chart depicts our revenues by region for the twelve months ended September 30, 2019:

Revenue by Region as at September 30, 2019(1)

(as % of revenue for nine months ended September 30, 2019

(1)	Lower Mainland properties include Grand Villa Casino Burnaby, Starlight Casino New Westminster, Cascades Casino Langley, Chances Mission, Chances Squamish, and Chances Playtime Abbotsford.

Attractive and Resilient Industry

Operating agreements in British Columbia and Ontario contribute to the stability of our markets while providing us with high visibility into our future operating environment.

The markets in which we operate are also locals-driven with strong growth characteristics. Based on our carded customer database, on average, 85% of our play in British Columbia comes from within 30 km of the property, with 94% for Grand Villa Casino Burnaby and 96% for Starlight Casino New Westminster. In Ontario, excluding Casino Rama Resort, approximately 78% of our carded play comes from within a 40 km radius. We consider the local area in Ontario to have a wider radius than in British Columbia, as properties are located in rural communities and there is a greater distance between properties. Given this, and our knowledge of our patrons, we believe that the vast majority of our patrons come from each property’s local area and that this provides us with greater stability in our revenue as compared to other gaming companies that operate primarily in tourist-oriented gaming markets.

In 2018, our effective gaming tax rate in British Columbia and Ontario was 65%–70% and 45%-50%, respectively.

Proven Strategies to Enhance the Experience of Our Local Customers

To serve our primarily local gaming customers, we integrate gaming, F&B and other entertainment offerings to create exciting local entertainment destinations. In particular, we design marketing strategies to attract new or casual players to our properties while increasing frequency of visit and spend per visit of our core gaming customer segment. This also allows us to diversify our revenue streams.

Central to our strategy of attracting new and casual players to our properties are our proprietary F&B brands. For example, MATCH serves as an important attractor in local markets, providing a family-friendly environment with live entertainment, a focus on sports programming and contests, and outdoor patio spaces positioned at the front of properties where possible.

Over recent years, we have successfully integrated MATCH and other proprietary F&B offerings into several of our properties across Western Canada. At our Starlight Casino New Westminster, Cascades Casino Langley and Lake City Casino Vernon properties, we have spent an aggregate of $12.9 million, 95% of which was recoverable under the BCLC’s former FDC and AFDC programs to construct and implement our proprietary F&B focused projects. Our minimum investment requirements under the BCLC’s new MIR program in effect as of April 1, 2018 are reduced by an amount equal to our carry forward balance under the FDC and AFDC programs. Relative to the four quarter period prior to construction start, the four quarter periods following construction completion have shown average increases in annual revenue of 15.7%, including a 10.3% average increase in our gaming revenue.

We have also developed targeted marketing and loyalty programs that are central to retaining the loyalty of our core gaming customers. These strategies have been instrumental in increasing visitation and spend per visit among customers in our core gaming segment:

•

Targeted Marketing Initiatives Using Player Data: Our GMS is our single most powerful marketing and analytics tool. It allows us to analyze player data to better understand our customers, so that we can tailor marketing initiatives and rewards to individual players based on their playing patterns. We have implemented a new GMS in Ontario, which began with implementation at our Gateway Casino Woodstock property in February 2018.

•

Promoting Customer Loyalty Programs to Increase Visitation: In British Columbia, we participate in the BCLC’s “Encore Rewards” customer loyalty program. Through this program, we market targeted product offerings to our player database to encourage repeat visits to our properties. This program also contributes to our understanding of our customers’ play patterns and allows us to target marketing messages and reward specific groups of players through our player database. In Ontario, we have launched our own proprietary loyalty program in Ontario, called My Club Rewards, to coincide with the introduction of the new GMS.

Our marketing initiatives, combined with organic market growth and property enhancements, have contributed to a significant increase in slot revenue in recent years. For example, our Slot Win has increased by 41.2% over the five-year period ended September 30, 2019 at our three GVRD casinos (Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley). Our Slot Coin-In, for carded customers only, at our three GVRD casinos also increased by 60.4% and carded visits increased by 20.2% over the same period.

Since the acquisition of the North and Southwest Bundles, we began introducing marketing and loyalty programs based on our proven approach in Western Canada. Over the past year in these bundles, we have seen an increase of 8.8% in the active customer base from approximately 155,000 members in December 2018, to approximately 168,000 members in December 2019. We attribute this increase to new sign-ups, more effective use of the database, improved customer segmentation and introducing new facilities in Chatham and Hanover and major renovations in Point Edward. In the past year, our promotions have realized an overall redemption rate of 51.0%, the percentage of loyalty program points redeemed stands at 98.1%, average monthly Net Win for loyalty program participants has increased from $18.4 million to $19.4 million year-over-year, an average increase of 5.3%, and monthly visitation has increased from approximately 195,700 to approximately 197,300.

Strong Free Cash Flow Conversion

We have a strong Free Cash Flow Conversion ratio. For the nine months ended September 30, 2019, we generated total revenue of $596.4 million, net loss and comprehensive loss from continuing operations of

$16.5 million, Adjusted EBITDA (excluding the impact of IFRS 16) of $137.9 million and Free Cash Flow (excluding the impact of IFRS 16) of $69.5 million from our continuing operations, resulting in Free Cash Flow Conversion of 50.4%. For the year ended December 31, 2018, we generated total revenue of $657.0 million, income and comprehensive income from continuing operations of $140.7 million, Adjusted EBITDA of $169.6 million and Free Cash Flow of $100.1 million from our continuing operations, resulting in Free Cash Flow Conversion of 59.0%. For the year ended December 31, 2017, we generated total revenue of $447.8 million, loss and comprehensive loss from continuing operations of $27.8 million, Adjusted EBITDA of $151.0 million and Free Cash Flow of $76.5 million from our continuing operations, resulting in Free Cash Flow Conversion of 50.7%. This can be partially attributed to the following aspects of our business:

No Obligation to Purchase or Maintain Slot Machines in British Columbia: As the BCLC owns or leases all slot machines in our British Columbia properties, we incur significantly lower expenses related to the maintenance of gaming equipment as compared to gaming companies that are required to purchase, finance or lease their own gaming equipment (such as many of our North American peers). Assuming a refresh cycle of six years, management estimates that we save approximately $20.0 to $30.0 million per year on slot machine equipment and maintenance at our British Columbia properties.

Additional Commission Related to the Majority of Our Growth Capital Expenditures in British Columbia. All of our British Columbia properties are entitled to earn additional commission from the BCLC for both eligible capital expenditures and eligible operating expenses at a rate of 5% of Net Win through the MIR program. This commission is captured as part of gaming revenue and it increases Adjusted EBITDA, but it does not affect reported capital expenditures, the commission therefore increases our Free Cash Flow profile but do not improve our Free Cash Flow Conversion ratio. The commissions described above replace the BCLC’s FDC and AFDC programs, which entitled us to be compensated at a rate of up to 5% of Net Win for eligible capital expenditures that occurred prior to April 1, 2018. From 2011 through March 31, 2018, we have spent $204 million on capital expenditures, $180 million (representing 88%) of which entitled us to compensation under the FDC and AFDC programs. Historically, we have been reimbursed 100% of the approved FDC and AFDC expenditures by the BCLC to the extent of 3-5% of Net Win. For the period from 2011 through March 31, 2018, we were reimbursed $207 million for qualifying capital expenditures incurred since the inception of the FDC and AFDC programs. Our minimum investment requirements under the new MIR program are reduced by an amount equal to our carry forward balance under the FDC and AFDC programs.

The Permitted Capital Expenditures Allowance

For our operations in Ontario, we are entitled to Permitted Capital Expenditures Allowances, payable by the OLG, for a proportion of the Permitted Capital Expenditures that we incur in the various gaming zones located in the Southwest, North and Central Bundles as per the terms set forth in the COSAs. These allowances are captured as part of gaming revenue and they increase Adjusted EBITDA. The amount of Permitted Capital Expenditures payable to us will increase annually based on a pre-determined inflation rate.

We believe Free Cash Flow and Free Cash Flow Conversion are Non-IFRS financial measures that are meaningful to investors as they are useful measures of performance and we use these measures as an indication of the strength of our business model and our ability to generate cash. For more information about Free Cash Flow Conversion and Adjusted EBITDA, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus. See “Selected Summary Historical Financial Information of Gateway” for a reconciliation of the foregoing non-IFRS financial measures to their most directly comparable measures calculated in accordance with IFRS.

Experienced Management Team and Dedicated Employees with a Proven Track Record

We have a highly experienced senior management team with a proven track record. Our management team has been led by our President and Chief Executive Officer, Tony Santo, and has over 100 years of combined experience in the gaming industry. Mr. Santo has over 35 years of experience in the gaming industry, including in senior management positions at Caesars Entertainment Inc. and Harrah’s Entertainment Inc. In addition, Marc J. Falcone, an executive with extensive experience in leadership roles in the leisure and gaming industry, is expected to be appointed our President and Chief Executive Officer shortly following closing of the Transactions, upon the retirement of Mr. Santo. Together with our dedicated employees, we have an impressive track record of growing our business by expanding existing properties, developing new properties and completing accretive acquisitions. Critical to this success is a team that brings a deep understanding of the Canadian gaming and entertainment landscape combined with excellent relationships with various levels of government and the communities in which we operate. Over the past five years, our team has grown our portfolio from 10 to 25 gaming properties and led our successful expansion into new markets in Ontario and Vancouver Island.

Our Growth Strategies

Expand, Relocate, Renovate and Improve our Existing Properties in Western Canada

We expect to continue to expand and diversify our revenue stream through property expansions, relocations, renovations and the deployment of proprietary F&B offerings. We have generally been able to drive significant improvements in customer experience and to increase traffic and average Win per visit through these types of capital projects. We expect these efforts to ultimately result in increased gaming, F&B and entertainment revenues at our properties.

The following table outlines initiatives currently in progress at our operations in British Columbia. Overall, we plan to spend a total of $95 million to $100 million (including amounts spent to date). We anticipate funding the planned capital expenditures by using cash on hand plus operating cash flow as well as the available capacity under our revolver to manage timing differences in cash flow. We do not anticipate requiring additional capital to complete these initiatives.

Growth Projects Currently Underway in Western Canada

Property	Growth Initiative	Anticipated Property Impact						Estimated Completion(2)	Estimated/ Actual Spend(2)
		Total Gaming ft2	Increase in Slots		Increase in Tables		New F&B
Delta	Cascades Casino	40,000	500—600	(1)	30	(1)	MATCH The Buffet Atlas(3)	Q4 2021	$87.2 million
Mission	Relocation and expansion	21,500	100	(1)	—		MATCH The Buffet	Q3 2021	$10.0 million

(1)	Slot and table game numbers for the proposed growth projects are subject to BCLC final approval.
(2)	Based on Gateway management estimates.
(3)	Future Build.

We will continue to employ strategies designed to improve operational efficiency at our existing properties. We regularly analyze our product mix, floor layout, Slot Win per machine, Table Win per day, occupancy rates and traffic patterns to optimize revenue and maximize floor space at our properties. For example, historically when we add incremental gaming machines at our BC properties, the new product produce a win per slot machine which is notably higher than the rest of the floor average.

Deploy Proven Strategies at Our Recently Acquired Ontario Properties

We believe we have significant opportunities to increase revenue and Adjusted Property EBITDA at our Ontario properties by implementing our industry-leading marketing, operational and development strategies. We are currently undertaking the following initiatives to grow gaming revenue and improve profitability at our Ontario properties:

•

Introducing the Industry’s Newest Slots and Adding More Premium Branded Games. As was identified by the OLG’s modernization report, the gaming technology used in Ontario gaming properties has failed to keep pace with the industry. In the limited time we have owned these properties, we have already experienced positive results by updating our Ontario gaming equipment. Combined with other initiatives, changes made to our slot strategy and product at our refreshed Southwest Ontario and North Ontario properties have driven our Carded Slot Win rate up by approximately 5.3% year over year, for the year ended December 31, 2019.

•

Implementing Proven Marketing Strategies at Recently Acquired Properties. We increased our active member database by 25.3% compared to the pre-transition period, which we partially attribute to our marketing strategy. We plan to deploy many of the GMS applications that we currently use in British Columbia, with the added benefit that we also own the GMS and have exclusive use of the player data within it in Ontario with respect to our bundles. We are also implementing our own loyalty program in Ontario, which will be integrated with our F&B amenities.

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Leveraging Infrastructure and Operational Expertise to Generate Synergies at our Ontario properties. We have implemented a series of initiatives designed to increase revenue and reduce expenses in the Ontario properties we acquired from the OLG. Such initiatives include: (i) incorporation of ATMs into existing contractual arrangements and increasing the fees we receive on each transaction, (ii) leverage of our existing F&B supply contracts to reduce costs and achieve economies of scale, (iii) cost-savings in our labor pool and optimization of part time labor, (iv) implementation of changes to slot machine operations by adding additional games to the floor, replacing older games with more popular newer games, and changing gaming parameters on certain slot machines and progressive games, (v) utilizing analytics to overhaul marketing, promotions and player development to drive incremental spending and visitation by our customers, (vi) restructuring the pension program for our Ontario employees to provide a similar level of benefit as provided by the OLG previously at a lower cost and (vii) the modification of our prize structure to reduce free play and cash back to our customers, as well as the implementation of a policy to require customers to be present to win a raffle.

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Renovating and Rebranding Properties. Most of the Ontario properties we acquired, with the notable exception of Casino Rama Resort, derive their revenue almost exclusively from slot machines. We plan to add table games where there is market potential, optimize floor layout and implement our successful branding and F&B strategies in order to transform our Ontario properties into the vibrant local entertainment destinations for which our brands are already well known in British Columbia and Alberta. We anticipate that this will increase F&B revenue and help to attract the new and casual gamer segment that has historically been underserved by many of these properties.

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Relocating Select Properties to Higher Density Urban Centers. Partly as a function of their historical ties to the Ontario horse racing industry, some of the Ontario properties we acquired are located in relatively remote areas. However, the gaming zones that these remote properties serve also include denser urban centers, providing us with an opportunity to relocate the properties to better locations within the gaming zone. We anticipate that by relocating our Sudbury Downs Slots to a higher density area, we can attract greater traffic, allowing us to build properties with greater scale. See “Risk Factors—Risks Related to Acquisitions and Capital Projects— While we intend to complete the gaming properties in Kenora, North Bay and Wasaga Beach on schedule, these properties may not be completed on a timely basis, on anticipated terms or at all due to unforeseen factors.”

We purchased the North and Southwest Bundles for $144.4 million (excluding cash, cash equivalents, non-cash working capital and taxes) and spent $62.6 million to acquire the Central Bundle (excluding cash, cash equivalents, non-cash working capital and taxes). Going forward, we plan to spend between $130 million and $140 million in total through 2022 to complete these initiatives at our existing Ontario properties. These costs are expected to be funded through a combination of cash on hand and operating cash flow. The following table summarizes our major near-term capital projects at our existing Ontario properties:

Major Growth Projects at Our Existing Ontario Properties

		Anticipated Property Impact
Property	Growth Initiative	Total Gaming ft2	Slots (Current / Planned / Max)	Tables (Current / Planned / Max)	New F&B	Estimated Completion(1)	Estimated Spend(1)
Western Fair	Redevelopment and rebranding as Starlight	67,000	767 / 900 / 1,200	0 / 46 / 50	MATCH Atlas The Buffet CHOW Noodle Bar	Q3 2021	$75.0 million
Sudbury	Relocation and rebranding as Starlight	41,000	427 / 600 / 600	0 / 21 / 30	MATCH The Buffet	Q1 2022	$60.0 million

(1)	Based on Gateway management estimates.

We are confident in our ability to execute our growth initiatives in Ontario, particularly given our recent success in integrating properties that we acquired from the Playtime Gaming Group in December 2015. At the time of acquisition, the profitability of these properties was hampered by an ineffective marketing strategy, lack of F&B amenities and suboptimal gaming operations. We successfully applied our proven marketing concepts, installed our branded F&B amenities, optimized operations and made a series of property improvements.

Development in New Markets

Based on our management team’s significant gaming and entertainment operations experience and our strong financial position, we believe we are well positioned to realize new growth opportunities as they arise. These opportunities may include the acquisition or development of new gaming properties, as well as other growth opportunities in the gaming and entertainment industry. We regularly consider attractive opportunities to consolidate the gaming industry in our markets and to diversify our operations into new regions.

Among our long-term expansion projects are three potential new builds (subject to municipal and other approvals) located in the Kenora area in Ontario, North Bay, Ontario and Wasaga Beach, Ontario. We plan to spend between $80 million and $85 million in total to complete these initiatives and expect that they will be funded through a combination of cash on hand and operating cash flow as well as the available capacity under our revolver to manage timing difference in cash flow. Highlights of these projects are illustrated below:

New Casino Build Opportunities

Property		Proposed Property Details				Estimated Completion(1)	Estimated Spend(1)
	Branding	Total Gaming ft2(1)	Slots(1)	Tables(1)	New F&B
Kenora	Playtime Casino	17,000	200	—	MATCH	Q1 2022	$21.4 million
North Bay	Cascades Casino	27,700	300	10	MATCH	Q3 2020	$33.1 million
Wasaga Beach	Playtime Casino	16,300	250	—	MATCH	Q3 2021	$28.6 million

(1)	Based on Gateway management estimates.

Regulatory and Licensing Matters

Overview

Our gaming operations are highly regulated. Subject to certain exemptions, the Criminal Code of Canada prohibits most forms of gaming and betting activity in Canada. While certain limited licensed gaming activities, such as those conducted and managed by charitable or religious organizations, are permissible, dice games and games operated on or through a computer, video device or slot machine may only be conducted through and managed by provincial governments. Accordingly, we and other licensed service providers must provide gaming-related services in accordance with applicable provincial laws and regulations. In addition to the relevant provincial legislation, service providers are also subject to a variety of other regulatory obligations, including federal anti-money laundering regulations, certain municipal approval processes, provincial licensing requirements for the sale and use of alcohol, and federal anti-spam legislation.

Provincially Regulated Gaming

The Gaming Control Act (British Columbia), the Ontario Lottery and Gaming Corporations Act, 1999, the Gaming Control Act (Ontario), the Gaming, Liquor and Cannabis Act (Alberta), or GLCA, and the regulations promulgated thereunder empower the Gaming Authorities and/or Gaming Regulators to oversee and regulate the gaming industry in British Columbia, Ontario and Alberta. This legislation (i) sets out certain registration requirements for service providers and/or key personnel, (ii) prescribes certain ongoing reporting and approval requirements and (iii) imposes other obligations on service providers, including the obligation to prevent unauthorized gaming by self excluded patrons and minors.

The Gaming Authorities broadly oversee the gaming industry and license and/or enter into operating services agreements with third party private service providers, like us, which govern the development and operation of gaming properties within the applicable province. Third party service providers provide gaming properties and services and in return, share in the revenue earned at such properties.

The Gaming Regulators are responsible for the enforcement of their respective aforementioned provincial gaming legislation and ensuring the integrity of all gaming operations and activities. Service providers must be approved by and registered with the Gaming Regulators before being granted a license or entering into an operating services agreement. Each of the Gaming Regulators is also empowered to, among other things, conduct inquires and investigations, make orders to freeze property and suspend registrations or licenses. Service providers are obligated under provincial gaming legislation to demonstrate compliance with applicable regulations, comply with information requests and submit to or facilitate investigations or inquiries.

Anti-Money Laundering

Certain industries in Canada, like the gaming industry, are subject to the PCMLTFA, and applicable regulations promulgated thereunder. Entities that conduct and manage casinos and CGCs of a certain size in Canada, such as the Gaming Authorities, are required to meet the strict anti-money laundering, customer identification and reporting requirements set out in the PCMLTFA. Compliance with the requirements of the PCMLTFA is overseen by FINTRAC, a federal financial intelligence unit that reports to the Minister of Finance. Among other responsibilities, FINTRAC is charged with ensuring provincial Crown corporations, including the Gaming Authorities, have developed and initiated effective AML compliance programs.

On September 28, 2017, the Attorney General of British Columbia appointed independent expert, Peter German, to conduct a review of British Columbia’s anti-money laundering policies and practices in the gaming industry, with a focus on the GVRD. The review was undertaken in response to a 2016 MNP LLP report, commissioned by the GPEB that looked at practices related to suspicious cash transactions at a single British Columbia casino. Mr. German reviewed the role of partners and agencies, including provincial regulators, federal regulators, law enforcement and operators such as Gateway.

On December 5, 2017, Mr. German provided the Attorney General of British Columbia with the following interim recommendations: (i) that gaming service providers must complete a source of funds declaration for cash deposits or bearer bonds of $10,000 or more and (ii) that GPEB investigators must be seen on site at large, high-volume facilities in the Lower Mainland. The Attorney General directed the BCLC and the GPEB to implement the interim recommendations. Mr. German completed his review in March 2018 and delivered an independent report, which included 48 substantive recommendations, to the Attorney General of British Columbia on April 3, 2018. On June 27, 2018, the Attorney General of British Columbia released Mr. German’s independent report to the general public.

The comprehensive report has attracted considerable media and political attention and includes a number of recommended changes to gaming laws, regulations and practices in British Columbia. The 48 substantive recommendations contained in the report include a potential shift to a new “standards based” model (more similar to that in Ontario) and a number of recommendations to shift certain responsibilities from the gaming regulators to private operators, such as responsibilities with respect to AML annual risk assessments, reporting with FINTRAC, conducting due diligence on suspicious transactions and overseeing cash alternatives and related compliance. We will continue to actively monitor developments with respect to the adoption of any of the recommendations and any other pending changes to the gaming regulatory environment in British Columbia. Any interim recommendations or other changes implemented by BCLC or GPEB as a result of Mr. German’s independent report have had no material impact on our business. While we currently believe that any further changes made as a result of the recommendations will not have a material impact on our business, there can be no assurance as to what the business, operational and financial impacts from the recommendations or the implementation thereof will be until further specific amendments are proposed to gaming laws and regulations. Furthermore, in May, 2019, the British Columbia Government established the Cullen Commission, which has a mandate to make findings of fact with respect to:

•	the extent, growth, evolution and methods of money laundering in British Columbia, with regard to specific economic sectors;

•	the acts or omissions of responsible regulatory agencies and individuals, and whether those have contributed to money laundering in the province or amount to corruption;

•	the scope and effectiveness of the anti-money laundering powers, duties and functions of these regulatory agencies and individuals; and

•	the barriers to effective law enforcement in relation to money laundering.

In cooperation with the Cullen Commission’s investigative process, we have made an application for and have been granted standing as a participant to provide evidence and make submissions to the Cullen Commission concerning the gaming and horse racing sectors in British Columbia, which includes the ability to make submissions to commissioner on any recommendations that the Cullen Commission may make. Since then, the Cullen Commission has provided an informational documentation request, which we are in the process of satisfying. Counsel for the Cullen Commission has also taken tour of the Grand Villa Casino Burnaby facility with our compliance team.

While we currently believe that any further changes made as a result of the recommendations or Mr. German’s independent report or the Cullen Commission will not have a material impact on our business, there can be no assurance as to what the business, operational and financial impacts from the recommendations or the implementation thereof will be until further specific amendments are proposed to gaming laws and regulations.

In order to ensure strict compliance with all AML programs and requirements, we have implemented a comprehensive AML policy that includes the following areas:

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Training—we train all key staff (including key gaming floor staff) on our standard AML procedures, at minimum, on an annual basis and normally also provide continued on-the-job training in between annual sessions. In addition all new hires are pre-trained prior to their first shift on the Casino floor.

•	Processes and Procedures—we regularly update our AML processes and procedures to reflect any changes in the regulatory requirements and/or in response to feedback from our employees. To facilitate the communication of this feedback, our Chief Compliance and Risk Officer meets regularly with staff to discuss potential issues, pending risks and the development of mitigation strategies where prudent.

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Internal Audits—we conduct scheduled and unscheduled internal audit reviews of our AML processes and procedures. Any identified deficiencies have mitigation strategies developed to ensure ongoing compliance.

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Industry Insight and Visibility—our Chief Compliance and Risk Officer and/or other members of our compliance team participate and are members of industry groups such as the “Casino Anti-Money Laundering Working Group”. The Casino Anti-Money Laundering Working Group includes participants representing service providers, the Gaming Authorities and other stakeholders in the gaming industry who regularly discuss recent developments in AML issues and regulation including the Association of Certified Anti-Launching Specialists and the BC AML industry working group (which works in cooperation with governmental authorities on evaluating and implementing changes to AML procedures). The Chief Compliance and Risk Officer and other key staff also meet regularly with regulators to discuss AML and other compliance activities, to ensure ongoing compliance and maintain our strong and transparent relationship with the regulators.

We provide oversight and implementation of our anti-corruption compliance policy through our compliance, internal audit and corporate functions within the organization. In addition, we have developed an anti-corruption policy and related procedures to address anti-corruption risks. Our anti-corruption policy explicitly prohibits overt, direct or indirect, bribery of public officials, kickbacks and the provision of excessive hospitality and entertainment to public officials. Employees are also required to report any solicitation by public officials, knowledge or suspicion of bribery and “red flags” to our Chief Compliance & Risk Officer. We have also implemented certain organizational procedures designed to ensure precautions are taken to form business relationships with reputable partners and business associations. We complete periodic reviews and monitor our compliance programs and embed assessment of these risks in our internal controls and risk practices.

We also assist the Gaming Authorities with fulfilling their reporting obligations to FINTRAC by regularly preparing and providing to Gaming Authorities, for submission to FINTRAC, reports on suspicious transactions, the possession of terrorist property, large cash transactions, electronic funds transfers, casino disbursements and any other reports as may be required by PCMLTFA. Our strict policies and reporting procedures have allowed us to proactively mitigate compliance risks and have helped us foster a strong reputation for overall compliance including AML compliance and a transparent relationship with the Gaming Authorities.

We operate in a business sector that is exposed to money laundering risks, and recognizes that it must take measures to ensure compliance with national and international laws and regulations regarding money laundering, terrorist financing, tax evasion, corruption and other crimes. In recognition of this, we have established risk-based policies and procedures designed to help ensure that its business is not exploited by those that wish to launder the proceeds of crime. Although we take reasonable efforts to help ensure its compliance with applicable anti-money laundering laws, in the event that we are found to have violated such applicable law, we could incur significant costs associated with an investigation, significant monetary fines and penalties, and its licenses to operate its business could be subject to regulatory review.

See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—There can be no assurance that our anti-money laundering and anti-corruption policies will be effective in preventing the occurrence of money laundering or other illegal activities.”

Other Regulatory and Licensing Requirements

Elements of our gaming operations are subject to the approval of local governments. New property developments, expansions and relocations are subject to municipal approval, which involves considerable consultation with the public, including one or more public hearings. See “Risk Factors—Risks Related to Our Business—Municipal restrictions or prohibitions may affect our operations.”

The use and sale of alcohol in gaming properties is also highly regulated in BC, Ontario and Alberta through the issuance, monitoring and enforcement of liquor license requirements and related liquor license conditions. Liquor licenses are issued and enforced by the British Columbia Liquor Control and Licensing Branch, the AGCO and the AGLC, respectively. We have liquor licenses for each of its properties that serve alcohol. See “Risk Factors—Risks Related to Our Business—and Operations Following the Business Combination—Liquor laws and associated liquor licenses in British Columbia and Ontario (and, to the extent we retain continuing operations in the Edmonton Region, Alberta) may affect our operations.”

We are subject to legislation commonly referred to as CASL, which establishes rules for the sending of commercial electronic messages and the installation of computer programs. CASL also prohibits the unauthorized alteration of transmission data. CASL applies to all persons, including incorporated businesses, that send electronic messages for commercial purposes. In order to promote compliance with CASL, we maintain an anti-spam policy applicable to all employees, managers, executives and the Board.

Operating Agreements and Licenses

British Columbia

In British Columbia, the GPEB is responsible for the overall integrity and regulation of gaming. The BCLC conducts and manages all gaming activity in the province. Registration with the GPEB is required for us and our directors, officers and key employees. The GPEB investigates all applicants for registration, including conducting background searches, and has the discretion to grant or refuse registration.

Recent Changes to Our BC Casino Operating Agreements

On April 1, 2017, BCLC introduced several changes to the financial framework related to the customer loyalty program, which ultimately led to changes to how all operators, including Gateway, account for free play credits and loyalty points redeemed by patrons (“Free Play Program”). The treatment of the Free Play Program resulted in a decrease in slot revenue (as free play credits and loyalty points are now deducted from Slot Win before the service provider commission is calculated) and a corresponding significant reduction in marketing expense. Prior to the change, service providers incurred 100% of the cost of free play redeemed which was recorded as a cost within marketing expense. Currently there is no cost to free play redeemed up to a maximum threshold (2.5% of net slot win or 1% of net table win). The reduction in marketing expense significantly exceeds the corresponding reduction in revenue. Above the maximum threshold, the service providers are charged a fee of $0.47 per dollar redeemed. See “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Summary of Factors and Trends Affecting Our Performance—Regulatory Changes and Changes to our Operating Agreements or Gaming Licenses.”

The new OSAs, a majority of which became effective April 1, 2018 and run for a 20-year period, replace the MCOSA, CGCOSAs, and BOSAs which previously governed our relationship with the BCLC. The new OSAs increase our share of table and bingo commissions, eliminate marketing commissions and table games supply costs previously payable to the BCLC and introduce the fixed 5% MIR program to replace the FDC and AFDC program. For further information about how the new OSAs are expected to impact our business and financial performance, see “Gateway’s Management’s Discussion & Analysis of Financial Condition and Results of Operations,” Selected Summary Historical Financial Information of Gateway” and “Unaudited Pro Forma Condensed Combined Financial Information.”

OSAs

The BCLC engages service providers, including us, to deliver gaming services pursuant to operational services agreements. Each of our casino gaming properties and CGCs in British Columbia, is operated pursuant to the OSAs. The BCLC remains solely responsible for the conduct, management and operation of all slot machines, table games and other such lottery and related promotional schemes that are conducted, managed and operated by the BCLC in the premises from time to time. The BCLC additionally owns, provides and maintains certain gaming equipment and supplies that enable us to perform the operational services set out in the OSAs.

Under the OSAs, we agree to indemnify and save harmless the BCLC from any and all liabilities, claims, actions and judgments arising from or relating to any acts or omissions of ours or any person engaged or employed by us in the provision of operational services or the performance of the OSAs. Among other things, we also agree to indemnify and save harmless the BCLC in respect of all costs, expenses, charges and liabilities which may be levied or assessed against the BCLC in connection with our obligations as an employer and as a party to independent contractor agreements for the supply of operational services.

Under the OSAs, we are required to obtain prior written approval from the BCLC, which will not be unreasonably withheld, before granting a security interest in the OSAs to a lender in connection with a financing arrangement. Such approval cannot prevent the BCLC from exercising its rights and remedies under the OSAs upon the occurrence of an “Event of Default” (as defined in the OSAs) or authorize or permit the lender to supply the operational services to be provided by us under the OSAs, other than with the express written consent of the BCLC on such terms and conditions as may be prescribed by the BCLC.

Under the OSAs, the BCLC restricts share ownership of our common shares without approval from the BCLC and GPEB. No person or group of persons acting jointly or in concert may hold or beneficially own a Significant Interest without obtaining prior written consent of GPEB and the BCLC. In addition, any person or group of persons acting jointly or in concert holding or beneficially owning, either directly or indirectly, a Significant Interest in our common shares must obtain GPEB and the BCLC’s consent prior to disposing or acquiring common shares or disposing of any part of that interest if such disposition or acquisition would result in a change of control of Gateway. A “Significant Interest” for purposes of the BCLC and the OSAs is an interest greater than 5% of our issued and outstanding common shares.

The OSAs are effective for a 20-year term and, upon twelve months written notice from the BCLC, can be extended for up to an additional five years. Pursuant to the OSAs, we collect the following remuneration from the BCLC:

•	25% of Net Win from slot machines and electronic table games;

•	42.5% of Net Win from electronically assisted table games;

•	40.0% or 42.5% of Net Win from standard table games, as prescribed by the BCLC;

•	62.5% of Net Win from low limit blackjack;

•	77.5% of Net Win from craps and community poker;

•	36% of Net Win from Pulse Arena (“Stadium Gaming”) terminals;

•	a portion of the Net Win from bingo games, calculated as follows:

(i)	90% of weekly Net Win from bingo games on the first $10,000 of weekly Net Win from bingo games;

(ii)	45% on weekly Net Win from bingo games in excess of 10,000 of weekly Net Win from bingo games;

(iii)	60% of weekly Net Win from bingo paper side games; and

(iv)	25% of weekly Net Win from electronic pull tabs (BETS);

•	5% of Net Win, assuming we make the required minimum investments required under the MIR program; and

•	For all other classes or subclasses of games, the percentage of Net Win for that class or subclass of game as may be prescribed by the BCLC.

The BCLC may terminate the OSAs with notice upon any of the following events: (i) in the event that any applicable law renders the performance of the OSAs wholly or partially illegal; (ii) an “Event of Default” (as such term is defined in the OSAs); or (iii) a suspension of our rights as service provider pursuant to the OSAs, if such suspension continues for at least 18 months.

The following tables set forth, for each of our British Columbia properties, the authorized games, principal gaming equipment and supplies provided by the BCLC pursuant to the OSAs:

Our British Columbia Casinos

	Grand Villa Casino Burnaby	Cascades Casino Langley	Starlight Casino New Westminster
Authorized Games	• Slot machines and electronic table games • Various table games(1)	• Slot machines and electronic table games • Various table games(1)	• Slot machines and electronic table games • Various table games(1)

Equipment & Supplies Provided and Maintained by BCLC

•  Slot Machines & Electronic Table games—

•  Roulette Wheels/Balls

•  Electronic Equipment

•  Value & Non-Value Chips

•  Slot Machine Control Equipment

•  Playing Cards, Dice

•  Shuffle Machines

•  Integrated Voucher Technology System

•  Game Licences

•  Game Signage

•  Slot Machines & Electronic Table games—

•  Roulette Wheels/Balls

•  Electronic Equipment

•  Value & Non-Value Chips

•  Slot Machine Control Equipment

•  Playing Cards, Dice

•  Shuffle Machines

•  Integrated Voucher Technology System

•  Game Licences

•  Game Signage

•  Slot Machines & Electronic Table games—

•  Roulette Wheels/Balls

•  Electronic Equipment

•  Value & Non-Value Chips

•  Slot Machine Control Equipment

•  Playing Cards, Dice

•  Shuffle Machines

•  Integrated Voucher Technology System

•  Game Licences

•  Game Signage

(1)	Table games may include Blackjack, Red Dog, Roulette, Wheel of Fortune, Mini Baccarat, and various poker or other games.

	Cascades Casino Kamloops	Playtime Casino Kelowna	Cascades Casino Penticton	Lake City Casino Vernon
Authorized Games	• Slot machines and electronic table games • Various table games(1)	• Slot machines and electronic table games • Various table games(1)	• Slot machines and electronic tables games • Various table games(1)	• Slot machines and electronic table games • Various table games(1)

Equipment & Supplies Provided and Maintained by BCLC	• Slot Machines and electronic table games • Slot Machine Control Equipment	• Slot Machines and electronic table games • Slot Machine Control Equipment • Roulette Wheels/Balls	• Slot Machines and electronic table games • Roulette Wheels/Balls / Chips • Chips	• Slot Machines & electronic table games • Roulette Wheels/Balls

	• Roulette Wheels/Balls • Electronic Equipment • Value & Non-Value Chips • Shuffle Machines • Game Licences	• Electronic Equipment • Value & Non-Value Chips • Playing Cards, Dice • Shuffle Machines • Game Licences • Game Signage	• Shuffle Machines • Coin Counters, Coin Wrap/Counter • Hard Count Win Scale • Currency Counters	• Electronic Equipment • Value & Non-Value Chips • Playing Cards, Dice • Shuffle Machines • Game Licences • Game Signage • Slot Machine Control Equipment • Integrated Voucher Technology System

(1)	Table games may include Blackjack, Roulette, Mini Baccarat, and various poker tables.

Our CGCs

	Chances Casino Kamloops	Chances Mission	Chances Squamish
Authorized Games	• Slot machines • Electronic table games • Bingo games	• Slot machines • Electronic table games • Bingo Games	• Slot machines • Electronic table games • Bingo Games

Equipment & Supplies Provided and Maintained by BCLC	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors

	Chances Playtime Abbotsford	Chances Playtime Campbell River	Chances Playtime Courtenay	Chances Signal Point
Authorized Games	• Slot machines • Electronic table games • Bingo Games	• Slot machines • Electronic table games • Bingo Games	• Slot machines • Electronic table games • Bingo Games	• Slot Machines • Electronic table games • Bingo Games

Equipment & Supplies Provided and Maintained by BCLC	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors	• Slot Machines • Slot Machine Control Equipment • Integrated Voucher Technology System • Bingo Equipment & Supplies • Monitors

Facility Development and Minimum Investment Requirement Programs

Pursuant to the new OSAs, the MIR program replaced the FDC and AFDC programs on April 1, 2018. Under the MIR program, we are required to make minimum investments equal to 5% of Net Win for the year ended March 31, 2018 multiplied by 20 years, less the carry-forward balance under the FDC and AFDC programs (“MIR Investments”), throughout the terms of the OSAs. In return, the BCLC will pay a commission to us for such investments at a rate of 5% of Net Win. The minimum investment that we are required to make over the 20-year term of the OSAs is approximately $513 million, which is net of the carry-forward balance under the FDC and AFDC programs of approximately $217 million. There is no mandated investment frequency or a minimum annual amount. The timing of the MIR Investments is determined by our strategic plan that we are required to submit to the BCLC under the OSAs. The strategic plan outlines our vision, objectives and a general description of the activities and methods we intend to use to reach our objectives at each of our BC properties. Our strategic plan also outlines all MIR Investments planned throughout the terms of the OSAs and allocates these MIR Investments across three categories: Capital, Repairs and Maintenance, and Strategic Non-Capital (i.e., investments in new initiatives that are neither Capital or Repairs and Maintenance expenses, which are expected to generate incremental gaming revenue through a new market or development of a new product). The MIR Investments eligibility was extended to include operating expenses, such as repairs and maintenance and strategic marketing programs, which the operations would have incurred in normal course of business. This decreases the capital expenditures requirement of the program. We must also submit to the BCLC an “Annual Business Plan” that outlines any changes to our anticipated MIR Investments and/or any new MIR Investments. The BCLC must consent to all of our planned MIR Investments and any changes that we wish to make to our planned MIR Investments over the course of the terms of the OSAs. At the end of the terms of the OSAs, if we have not completed the planned MIR Investments, we will be required to repay a proportional amount of the commission paid to us by the BCLC under the MIR program. We anticipate meeting our MIR requirements over the term of the OSA, however there can be no assurances of this.

From 2011 to March 31, 2018, we have spent $204 million on capital expenditures, $180 million (representing 88%) of which entitled us to compensation under the FDC and AFDC programs. Historically, we have been reimbursed 100% of the approved FDC and AFDC expenditures by the BCLC to the extent of 3-5% of Net Win. For the period from 2011 through March 31, 2018, we were reimbursed $207 million for qualifying capital expenditures incurred since the inception of the FDC and AFDC programs. Our minimum investment requirements under the new MIR program are reduced by an amount equal to our carry forward balance under the FDC and AFDC programs.

Ontario

In Ontario, the provincial government regulates the operation of casinos, slot machine facilities and internet gaming through the AGCO. The AGCO regulates the sale, service, and consumption of alcoholic beverages and regulates certain aspects of casino gaming, charitable gaming, lotteries and horse racing within Ontario. Service providers are required to register with the AGCO pursuant to the Gaming Control Act (Ontario). In addition, registration with the AGCO is required for key gaming workers. The AGCO investigates all applicants for registration, including conducting background searches, and has discretion to grant or refuse registration.

Ontario COSAs

On May 9, 2017, we entered into a COSA for the Southwest Ontario properties, on May 30, 2017, we entered into a COSA for the North Ontario properties, and on July 18, 2018, we entered into a COSA for the Central Ontario properties.

Under each COSA, we execute the operations relating to the gaming properties, while the OLG retains the authority to conduct and manage the gaming and lottery schemes carried out at the gaming properties. Each COSA contains customary representations and warranties regarding, among other things, corporate existence and qualifications; the due authorization, execution and delivery of each COSA; and each COSA being a valid and binding obligation of each party. Pursuant to the terms of the COSAs, we agree to realize gaming revenue in each operating year that is equal to or greater than the Threshold, or to pay to OLG the difference. The Threshold for each of the first ten operating years is a fixed amount that was set out by Gateway during the RFP process and incorporated into the relevant COSA. After the initial ten years, the Threshold for each subsequent year of the operating term is calculated based on a formula that takes into account the revenue generated in prior years, the difference between the Threshold for prior years and the revenue generated in such years, and inflation. If the gaming revenue realized in such year is less than that Threshold amount, we must pay to OLG the difference. As our fee for service under the COSAs, we are entitled to the payments of certain fixed amounts during each year, as well as to 70% of all gaming revenue that is in excess of the applicable Threshold amount.

The gaming policies of the OLG, or the OLG Gaming Policies, are incorporated by reference into the COSAs. The OLG Gaming Policies have been developed by the OLG in furtherance of its conduct and management of gaming in respect of gaming facilities in the Province of Ontario. The OLG also maintains comprehensive rules of play for casino games which service providers must follow. In addition, pursuant to the terms of the COSAs, we have developed and will maintain operating procedures, which, together with the OLG Gaming Policies, constitute the operating manual for the gaming properties in Ontario. The OLG Gaming Policies specify certain standards as to casino games, customer feedback and responsible gaming, among other requirements. The OLG retains the right to review, revise and impose amendments to any existing OLG Gaming Policies or service provider policies. To ensure compliance, we will provide quarterly and annual reports to the OLG and will also be subject to audits and/or inspections by the OLG.

Under the COSAs, we also agree to indemnify and hold harmless the OLG and the Province of Ontario from certain claims and losses, including (but not limited to) claims and losses relating to any inaccuracy or misrepresentation in the COSAs or any other document delivered to the OLG pursuant to the COSAs; a failure by us to comply with any obligation, covenant or agreement in the COSAs (the indemnification of OLG for which is absolute and not qualified by materiality); a failure by us to comply with any obligation, covenant or agreement in any agreements that are material to the COSAs; the development or operation of non-gaming services by us; or any surety, bond or guarantee provided by the OLG with respect to our obligations or liabilities under a casino head lease. In addition, the OLG agrees to indemnify us from certain claims and losses, including (but not limited to) claims and losses relating to any inaccuracy or misrepresentation in the COSAs or any other document delivered to us pursuant to the COSAs or a failure of the OLG to perform or comply with any obligations in the COSAs. The indemnification obligations of each party with respect to the Southwest Ontario properties are limited to $40 million (subject to increases for the inflation based on the increase in the consumer price index), the indemnification obligations of each party with respect to the North Ontario properties are limited to $24 million (subject to increases for the inflation based on the increase in the consumer price index), and the indemnification obligations of each party with respect to the Central Ontario properties are limited to $80 million (subject to increases for the inflation based on the increase in the consumer price index). The indemnification limitations set out in the COSAs are subject to customary carve outs, including (but not limited to) claims or losses directly or indirectly arising out of or resulting from the gross negligence, willful misconduct, criminal conduct or fraud of the indemnitor; claims by us for all or any portion of certain fees properly owing to us (including our service provider fee); and claims by OLG for certain top up amounts.

Each COSA provides that, without the consent of the OLG (which can be withheld in the sole and absolute discretion of the OLG), no person may beneficially acquire, directly or indirectly, in the aggregate, more than 10% of our voting securities or the voting securities of one of our control persons (a “Significant Interest”). In addition, we are required to notify the OLG, within 30 days, when any person becomes the holder or beneficially acquires, directly or indirectly, in the aggregate, more than 5% of our voting securities or the voting securities of one of our a control persons. For the first five operating years, shareholders holding or beneficially owning a Significant Interest are unable to (i) dispose of all or a portion of their Significant Interest, or (ii) acquire or obtain any right to acquire a greater Significant Interest, in each case where a disposition or acquisition would result in a change of control of Gateway, unless prior written consent is obtained by the OLG (which can be withheld in the sole and absolute discretion of the OLG). After the first five operating years, the OLG agrees to not unreasonably withhold its consent to such dispositions or acquisitions, provided that it will be considered reasonable for the OLG to withhold its consent if the disposition or acquisition would, in the opinion of the OLG, (i) constitute a material adverse effect to the OLG (as set out below), (ii) cause a breach of the “concentration limits” set out in the COSAs, which restrict us from owning or obtaining the right to provide services in respect of more than 50% of the gaming regions or electronic gaming positions permitted in Ontario by the OLG, or (iii) own or operate gaming sites within a certain distance of the gaming facilities.

The OLG also agrees to not make changes to the boundaries of the applicable gaming zones or certain other changes that may impact gaming in each region until, depending on the nature of the change, either 10 years following the effective date, 20 years following the effective date, or for the duration of the term of the COSAs.

While certain changes may be made after the mandated time periods, we may be entitled to compensation for such changes. Each COSA provides, for the benefit of the OLG, provisions for early termination following certain events of default, including (only after, in many cases, the end of a cure period) if: there is an inaccuracy or misrepresentation in any representation or warranty of ours in the COSAs or any document delivered pursuant to the COSAs that constitutes a material adverse effect; we fail to perform or comply with certain financial obligations; we fail to comply with our obligations under the COSAs (if such failure would constitute a material adverse effect); a breach of the security constraints occurs; we are insolvent; or we are convicted of a criminal offence (if that conviction would result in a material adverse effect). A material adverse effect includes an event that would be (i) materially adverse to the business of the OLG or the Ontario properties, (ii) materially adverse to the operation of the Ontario properties, (iii) contrary to the public interest in any material way or materially adverse or prejudicial to the reputation or integrity of the OLG, casino games conducted and managed by the OLG or the Ontario government, or (iv) adverse or prejudicial to OLG’s authority to conduct and manage gaming.

The COSAs provide that concurrently with the execution of each COSA, “step-in leases” must be entered into with the OLG for each of the owned Ontario properties. The step-in leases will come into effect if the COSAs are terminated by the OLG or otherwise expire in accordance with their terms. Each step-in lease provides the OLG with the option, exercisable in their sole and absolute discretion, to lease the fee simple Ontario properties for an initial term of four months, with options to extend the term for an aggregate of up to seven years (subject to the remaining terms of each COSA, in the case of early termination). Likewise, for any of the Ontario properties that are leased by us from a party other than the OLG, the COSAs provide that concurrently with the execution of each COSA “novation agreements” must be entered into with the OLG in respect of such leased properties. The novation agreements provide for similar rights to the step-in leases, permitting OLG to take over and novate (or cause to be taken over and novated) the lease agreements with any third-party landlord if the COSAs are terminated by the OLG or otherwise expire in accordance with their terms. For any of the Ontario properties that are leased or subleased by us from OLG, such lease or sublease provides similar abilities for OLG to terminate or assign such lease or sublease if the COSAs are terminated by the OLG or otherwise expire in accordance with their terms. In addition, we also agree to sell any gaming and non-gaming equipment and supplies relating to the Ontario properties that are owned by us at the time of termination to the OLG for fair market value. As security for these obligations, we granted the OLG a security interest in such assets.

Although we own the principal gaming and non-gaming equipment and supplies at each of the Ontario properties, we are required under each COSA to obtain the prior written consent from the OLG, which cannot be unreasonably withheld, before granting a security interest in the COSA or gaming and non-gaming equipment and supplies to a lender in connection with a financing arrangement. Any security interest will be subject to OLG’s right to purchase certain assets, as set out above, and cannot prevent the OLG from exercising its rights under each COSA.

Subject to the rules and policies set by the OLG and the AGCO and in the COSAs, we are permitted to increase gaming positions at the casinos, not to exceed the maximum number of gaming positions as set out in the COSA. If we wish to exceed the maximum number of gaming positions, we must seek the approval of OLG and such further governmental consents as may be required. During the term of the COSAs, we are also entitled to propose to OLG that a new casino be opened or that an existing casino be closed. The approval of OLG must be obtained for the closure of an existing casino. A proposal for a new casino must be approved by OLG and the Ontario provincial government.

The COSAs also require us to obtain written consent from the OLG prior to the disclosure of certain information that relates to our operations in Ontario.

The following tables set out, for each property located in the Southwest, North and Central Bundles, the contract term, the renewal term, authorized games and principal gaming equipment and supplies owned by us. The OLG does not own any of the principal gaming equipment and supplies at any of the Ontario properties.

Southwest Ontario
	Western Fair District London Slots	Starlight Casino Point Edward	Woodstock Raceway Slots	Cascades Casino Chatham	Clinton Raceway Slots	Playtime Casino Hanover	Gateway Casinos Sarnia
Contract Expiry	March 31, 2037	March 31, 2037	March 31, 2037	March 31, 2037	March 31, 2037	March 31, 2037	March 31, 2026

Renewal Term	10 years	10 years	10 years	10 years	10 years	10 years	No renewal term

Authorized Games	Slot machines, live table games and electronic table games	Slot machines, live table games and electronic table games	Slot machines and electronic table games	Slot machines, live table games and electronic table games	Slot machines and electronic table games	Slot machines, live table games and electronic table games	Slot machines and electronic table games

Equipment & Supplies	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips

	North Ontario			Central Ontario
	Thunder Bay Casino	Sault Ste. Marie Casino	Sudbury Downs Slots	Gateway Casinos Innisfil	Casino Rama Resort
Contract Expiry	March 31, 2037	March 31, 2037	March 31, 2037	July 31, 2041	July 31, 2041

Renewal Term	10 years	10 years	10 years	Varies	Varies

Authorized Games	Slot machines, live table games and electronic table games	Slot machines, live table games and electronic table games	Slot machines and electronic table games	Slot machines, live table games and electronic table games	Slot machines, live table games and electronic table games

Equipment & Supplies	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips	Slot Machines & Electronic Table Games Roulette Wheels / Balls Electronic Equipment Value & Non-Value Chips

The Permitted Capital Expenditures Allowance

Pursuant to the COSAs we are entitled to Permitted Capital Expenditures Allowances (as described herein), payable by the OLG, for a proportion of Permitted Capital Expenditures that we incur in the various gaming zones located in the Southwest, North, and Central Bundles. The amount of Permitted Capital Expenditures Allowances payable to us by the OLG is prescribed in the COSAs based on gaming zone-specific schedules determined by the OLG and will increase annually by an inflation factor calculated by dividing (i) the reported annual average value of the Consumer Price Index for Canada for the most recently reported calendar year at the time that such determination is being made by (ii) the reported annual average value of the Consumer Price Index for Canada for the year immediately preceding the most recently reported year referred to in clause (i).

Gateway Casinos Sarnia

In October 2018, it was announced that OLG and the operator of the horse racing facilities at Gateway Casinos Sarnia in Sarnia had an agreement in principle for the introduction of a slot-machine gaming facility within the Hiawatha Horse Park. Pursuant to our operating agreements with OLG, we had the right to become the operator of such new facility, subject to reaching an agreement with the OLG on the terms of such operations. On August 7, 2019 we successfully negotiated an amendment to the Southwest bundle COSA and certain other agreements to set out the terms and conditions on which we would complete the development of and operate a temporary short-term slots gaming facility at the Hiawatha Horse Park. Pursuant to and subject to the terms of such agreements we, together with the landlord of this facility, are required to complete the development of the facility, and the OLG is required to pay the costs of development that we incur. This facility opened for business on January 30, 2020. This gaming facility will operate only until March 31, 2026.

This gaming site will have 150 electronic gaming machines including all the latest video, reel and electronic-table product. Gateway will hire 64 employees at this new facility that, in addition to slot machines, will also offer customers a quick service food and beverage experience at a casino bar. Gateway’s proprietary Loyalty Program, My Club Rewards, will be introduced at this site allowing patrons to earn rewards for their slot play and redeem those rewards at any and all Gateway Casinos across Ontario.

The operating terms of the COSA applicable to the gaming facility at the Hiawatha Horse Park are substantially different from the balance of our gaming facilities in Ontario. Unlike at the balance of our Ontario sites, at the Hiawatha Horse Park the OLG is responsible to pay all capital and operating costs that we incur in the operation of the Hiawatha Horse Park gaming site, and revenue generated at the Hiawatha Horse Park gaming site continues to count towards as revenue generated under the COSA for the purposes of generating revenue in excess of the applicable Threshold amount and entitling us to 70% of the revenue beyond such Threshold. Upon closure of the gaming facility, we may pay the OLG an amount equal to the then fair market value of the slot machines and related equipment, failing which and at the option of the OLG, we will transfer ownership of the slot machines and all related equipment to the OLG for $1. As with our other Ontario gaming facilities, we continue to have the right to operate and retain all revenue generated by food and beverage services at the Hiawatha Horse Park gaming facility.

Corporate Structure

Holdings is a holding company and the direct parent of GCEL. Holdings was incorporated under the laws of Canada as a federal corporation on April 18, 2019. Holdings’ principal executive office is located at 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3 and its registered office is located at 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6C 2X8.

GCEL’s predecessor, Gateway Casinos & Entertainment Inc., or Old Gateway, was formed on November 16, 2007 in connection with an acquisition by Macquarie Group Limited and Publishing and Broadcasting Limited (now known as Consolidated Media Holdings Limited) through New World Gaming Partners Ltd., of all of the outstanding units and convertible debentures of Gateway Casinos Income Fund, substantially all of the assets of Gateway Casinos Inc. and all of the outstanding shares of Star of Fortune Gaming Management (B.C.) Corp.

On May 18, 2010, GCEL was incorporated under the Canada Business Corporations Act, or the CBCA, (initially as 7555237 Canada Ltd., which was changed to “Gateway Casinos & Entertainment Limited” on July 6, 2010) in connection with the restructuring of Old Gateway by an ad hoc group of lenders (led by The Catalyst

Capital Group Inc., or Catalyst) pursuant to a plan of arrangement under the CBCA that became effective on September 16, 2010 (the “Plan of Arrangement”). Under the Plan of Arrangement, GCEL acquired substantially all of the assets and business of Old Gateway.

In connection with the restructuring in 2010, GCEL’s articles were amended on July 19, 2010, September 14, 2010 and June 25, 2012 to include restrictions on transfers of common shares in order to comply with the regulations and policies of the Gaming Authorities and Gaming Regulators and to effect a consolidation of our common shares. In addition, our articles were further amended on July 1, 2017 to effect the Internal Corporate Reorganization (as defined below).

On July 1, 2017, GCEL completed an internal corporate reorganization, or the Internal Corporate Reorganization, pursuant to which several of GCEL’s wholly owned subsidiaries were amalgamated with GCEL, with GCEL continuing as the newly amalgamated corporation. Following the Internal Corporate Reorganization, on October 18, 2017, GCEL acquired all of the issued and outstanding shares of 7588674 Canada Inc., or 7588674, which held registered legal title to certain real property beneficially owned by GCEL and acted as nominee on GCEL’s behalf.

On May 3, 2019, GCEL completed a corporate reorganization pursuant to which 100% of GCEL’s shareholders transferred all of the issued and outstanding shares in the capital stock of GCEL to Holdings. The 2019 reorganization was completed on a 1:1 basis, such that all shares in GCEL were exchanged for the equivalent number of common shares in the Company.

GCEL’s principal executive office is located at 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3 and our registered office is located at 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6C 2X8.

The following organizational chart illustrates the material components of Gateway’s current organizational structure, which will be unaffected by the completion of this transaction (except that (i) GTWY Merger Sub Corp. will merge with LACQ, with LACQ the survivor, after which it is expected that the capital stock of LACQ will be contributed to the capital of GCEL, such that LACQ will be a direct subsidiary of GCEL and (ii) the ownership Holdings capital stock will be as described under “Beneficial Ownership”). The jurisdiction of incorporation or organization, as applicable, are indicated in parentheses.

(1)

With the exception of Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley (which are now held by 1144808 B.C. Ltd., 1144809 B.C. Ltd. and 1144803 B.C. Ltd., respectively, pursuant to long term leases), Chances Courtenay and Chances Campbell River (which are held by Playtime Gaming Group Inc.), Chances Playtime Abbotsford (which is held by Abby Properties Ltd.), Cascades Casino Kamloops (which is held by 0998282 B.C. Ltd.), Chances Casino Kamloops (which is held by 7779 Ventures Inc.) and Chances Signal Point (which is held by 1188193 B.C. Ltd.), all of our gaming properties are held by GCEL.

(2)

0998282 B.C. Ltd. is the registered owner of the lands and premises on which the Cascades Casino Kamloops is located and was appointed to hold legal title for us pursuant to a nominee agreement between the Company and 0998282 B.C. Ltd.

(3)

Abby Properties Ltd. is the registered owner of the lands and premises upon which the Chances Playtime Abbotsford is located and was appointed bare trustee to hold legal title on behalf of PT Abbotsford Enterprises Ltd. (a predecessor of Playtime Gaming Group Inc.) and 0752529 B.C. Ltd., together as beneficial owners (pursuant to a joint venture agreement between Abby Properties Ltd., 0752729 B.C. Ltd. and PT Abbotsford Enterprises Ltd.), pursuant to a nominee agreement between all three parties.

(4)

Under the Sale and Leaseback Transactions, 1144808 B.C. Ltd., 1144809 B.C. Ltd. and 1144803 B.C. Ltd, entered into long-term leases as tenants in respect of Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley, respectively, for and on behalf of us pursuant to three separate nominee agreements.

(5)	Employs Casino Rama Resort employees.

Environmental Matters

We are subject to environmental legislation, including federal and provincial statutes and regulations and municipal bylaws, that govern activities or operations that may have adverse environmental effects, including the presence or migration of contaminants at or from our properties. We endeavor to maintain compliance with environmental laws, but, from time to time, current or historical operations on, or adjacent to, our properties may have resulted or may result in non-compliance with environmental laws or other liability for the investigation, remediation, monitoring or other work related to contaminants, including hazardous or toxic substances or wastes pursuant to environmental laws or common law obligations. Compliance with environmental laws or undertaking the investigation, remediation, monitoring or other work related to contaminants can require significant expenditures. Failure to comply with such laws could result in material fines, penalties and other liabilities or expenditures. We believe that we are in substantial compliance with current environmental laws and are not currently aware of any material environmental liabilities. However, environmental laws continue to evolve in a manner expected to result in stricter standards and enforcement, larger fines and liability and potentially increased capital expenditures and operating costs. Environmental requirements and potential liabilities related to the development and redevelopment of properties can result in material expenditures. No assurance can be given that environmental issues relating to currently unknown matters will not require investigation, assessment, remediation, other work or material expenditures.

Employees

Specialized Skills and Knowledge

Over the last 26 years, we have developed and implemented recruitment strategies, screening processes and training programs that ensure that our employees have, and can continuously develop, the specialized skills, knowledge and experience necessary for us to continue to succeed in the Canadian gaming industry. We have recruited business professionals to supervisory and senior management positions who possess a wide range of valuable experience in marketing, business and property development and the gaming industry. We also focus on developing talent from within, by encouraging all of our employees to embrace new responsibilities and challenges within our business. We pride ourselves on having established a collegial and supportive culture that has resulted in positive employee relations and high retention rates, and we believe that this culture will reduce labor disputes and related costs over the long-term.

Unions and Labor Relations at Properties

As of September 30, 2019, our team comprised approximately 7,500 employees, with approximately 4,000 of our employees belonging to various unions. We have no unionized employees at the Chances Squamish, Chances Mission, Chances Playtime Courtenay, Western Fair District London Slots, Playtime Casino Hanover, Clinton Raceway Slots or Woodstock Raceway Slots.

The vast majority of our unionized employees are front-line staff, such as dealers, slot machine attendants and F&B servers. At our Grand Villa Casino Burnaby, we also have some unionized front-line supervisors. Some of our security staff are also unionized workers. Our gaming properties are regulated by the labor and employment legislation applicable to the province in which each property is located.

On June 29, 2018, the BCGEU members at our Thompson-Okanagan properties started strike action. The strike covered approximately 685 non-managerial front-line employees at these properties, such as dealers, slot machine attendants, F&B servers and security staff, which represented between approximately 75% and 80% of the personnel at these properties (depending on the property). While managers and supervisors continued to operate the properties with reduced hours and reduced services, the work stoppage adversely affected our financial results from these properties. We resolved the strike in early November 2018 and since November 13, 2018, all of these properties returned to normal operations.

On December 9, 2018, and prior to any strike action, we ratified our collective agreements with the BCGEU with respect to our Grand Villa Casino Burnaby and Starlight Casino New Westminster. These collective agreements will expire on December 31, 2021 and March 31, 2022 respectively.

Surveillance operators at our Cascades Casino Penticton and surveillance officers at Cascades Casino Langley are represented by the Canadian Office and Professional Employees union, or COPE (MoveUP). Surveillance operators at our Lake City Casino Vernon voted to decertify from this union in 2017 and they are no longer unionized. Surveillance operators at our Grand Villa Casino Burnaby are represented by Unifor and certain staff at our Chances Playtime Campbell River and Chances Playtime Abbotsford are represented by the United Steelworkers union, or USW.

Except as described above and for a strike at Chances Playtime Campbell River that occurred prior to our purchase of that property (October 2014—January 2015), we have not had work stoppages at any of our British Columbia properties since 2001.

In Ontario, we have established relationships with the unions, United Steelworkers, or USW, Teamsters Canada, or Teamsters, and Unifor, which represent many of the employees at our transitioned properties. Since transition from the OLG we have been successful in establishing more private-sector type of language in the collective agreement to control costs and allow management teams more flexibility in their operations. To the best of our knowledge, there have not been any work stoppages at any of the Ontario properties since 2001, except for a labor disruption at Casino Point Edward in 2012 and at Sudbury Downs Slots in 2015, both of which occurred prior to our purchase of those operations.

Although management does not anticipate encountering difficulty in reaching agreements with the unions that represent our employees, should an agreement not be reached, it may result in a work stoppage or interruption to the business of that specific operation.

See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—A significant portion of our labor force is covered by collective bargaining agreements. Wage and/or benefit increases resulting from the renewal of a collective bargaining agreement or our inability to reach an agreement with the unions could have an adverse impact on our operations.”

The table below provides a summary of the collective bargaining units in place, and the status of negotiations, as of the date of this proxy statement/prospectus.

Property	Employee Group	Union	Number of Unionized Employees (approx.)(1)		Collective Agreement Expiry Date	Status
Grand Villa Casino Burnaby	Front-line staff and Front line supervisors(2)	BCGEU	920		December 31, 2021	No current activity.
	Surveillance operators	Unifor	20		March 31, 2023	No current activity.
	Front-line hotel staff(3)	Unite Here	NA		NA	No current activity.

Starlight Casino New Westminster	Front-line staff Security officers	BCGEU	465		March 31, 2022	No current activity.

Cascades Casino Langley	Surveillance operators	COPE (MoveUp)	15		March 20, 2023	No current activity.

Thompson-Okanagan Segment
Cascades Casino Penticton	Surveillance operators	COPE (MoveUp)	10		May 31, 2022	No current activity.
	Front-line staff Security officers	BCGEU	525	(4)	September 5, 2021	No current activity.
Cascades Casino Kamloops	Front-line staff Security officers	BCGEU	525	(4)	September 5, 2021	No current activity.
Playtime Casino Kelowna	Front-line staff Security officers	BCGEU	525	(4)	September 5, 2021	No current activity.
Lake City Casino Vernon	Front-line staff Security officers	BCGEU	525	(4)	September 5, 2021	No current activity.

CGC Segment
Chances Kamloops	Front-line staff	Unifor	80		May 5, 2023	No current activity.
Chances Signal Point	Front-line staff	Unifor	45		January 22, 2024	No current activity.
Chances Playtime Abbotsford	Front-line staff Security officers	USW	30		February 28, 2020	Discussions have started with the union to schedule bargaining dates
Chances Playtime Campbell River	Front-line staff Security officers	USW	30		January 22, 2024	No current activity.

Ontario Segment
Starlight Casino Point Edward	Front-line staff	Unifor	210		November 12, 2020	No current activity.
	Security officers	Teamsters	20		October 16, 2024	No current activity
Gateway Casinos Sarnia(5)	Front-line staff	Unifor	TBD		March 31, 2026	No current activity.
	Security	Teamsters	TBD		March 31, 2026	No current activity.
Cascades Chatham Casino	Front-line staff	Unifor	185		November 11, 2020	No current activity.
Thunder Bay Casino	Front-line staff	USW	130		October 31, 2024	No current activity
	Clerical staff	USW	5		October 31, 2024	No current activity
Sault Ste. Marie Casino	Front-line staff	USW	100		January 31, 2025	No current activity.
	Surveillance operators	Teamsters	10		February 29, 2023	No current activity.
Sudbury Downs Slots	Front-line staff	Unifor	50		May 31, 2021	No current activity.
	Security officers	USW	20		March 31, 2024	No current activity.
Gateway Innisfil	Security	Unifor	30		September 30, 2021	No current activity
Casino Rama Resort	Front line staff	Unifor	1080		January 23, 2022	No current activity
Casino Technical Operations(6)	Centralized slot techs	Unifor	TBD		March 31, 2023	No current activity.

(1)	Number of unionized employees at individual sites are approximate and as of September 30, 2019.
(2)	Front-line staff and Front-line supervisors at Grand Villa Burnaby are included in a single collective agreement but fall under separate certifications with the BC Labour Relations Board.
(3)

Front-line hotel staff at Grand Villa Casino were certified with Unite Here in 1963 however there has been no collective agreement in place since 2006. The hotel is managed as a non-union operation, employees do not pay union dues, and there is no bargaining activity for this certification.

(4)

Number of unionized employees represented by BCGEU at Cascades Casino Kamloops, Playtime Casino Kelowna, Lake City Casino Vernon and Cascades Casino Penticton presented as an aggregate of all unionized employees represented by BCGEU at these four Thompson-Okanagan region properties.

(5)

Gateway Casino Sarnia is a new operation with 2 separate certifications and collective agreements. It was not in operation as of September 30, 2019 and therefore the approximate number of employees at that time is not available.

(6)	Casino Technical Operations is a new bargaining unit and the number of employees were not established as of September 30, 2019.

Legal Proceedings

We are involved, from time to time, in a variety of litigation and regulatory proceedings arising out of our business, including actions related to patron claims, provincial self-exclusion programs, labor and employees, regulatory compliance and other operational matters. We are not a party to any legal proceeding or regulatory actions, the outcome of which, in the opinion of management, would have a material adverse effect on our business or financial condition. We establish reserves for matters in which losses are probable and can be reasonably estimated. While we believe that we have established adequate accruals for our expected future liability with respect to our pending legal actions and proceedings, our liability with respect to any such action or proceeding may exceed our established accruals. There can be no assurance that our established accruals or insurance will cover all claims that may be asserted against us. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination —From time to time, we are a defendant in a variety of litigation matters that may cause us to pay damages if we are unsuccessful in defending against such actions or unable to cover damages with insurance proceeds.”

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

Holdings is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of certain transactions as described below. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

On December 27, 2019, LACQ, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among LACQ, Holdings, and GTWY Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Holdings (“Merger Sub”), relating to a proposed business combination transaction between LACQ and Holdings (the “Transaction”). Pursuant to the Merger Agreement, Merger Sub will merge with and into LACQ, with LACQ surviving such merger as a wholly owned subsidiary of Holdings and the stockholders of LACQ becoming stockholders of the Holdings (the “Merger”). The proposed Transaction is expected to be consummated in the second quarter of 2020 after the required approval by the stockholders of LACQ and the fulfillment of certain other conditions. Holdings intends to apply to list its shares and the Exchange Public Warrants (as defined in the Merger Agreement) on the New York Stock Exchange (“NYSE”) in connection with the Closing.

The unaudited pro forma condensed combined statements of operations and comprehensive (loss) income for the nine months ended September 30, 2019 and year ended December 31, 2018 have been prepared to show the effect of the following transactions as of January 1, 2018:

•	the acquisition of the assets of the gaming bundle in Central Ontario on July 18, 2018 (“acquisition of the Central Bundle”);

•

the sale of the lands and premises constituting the Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley and the leaseback of such land and premises to Gateway on March 12, 2018 (the “Sale and Leaseback Transactions”);

•	the refinancing of the senior secured credit facilities (the “2018 Refinancing”); and

•	the amendment of Holdings’ term loan facility within the senior secured credit facilities in connection with the acquisition of the Central Bundle (the “Term Loan Upsize”);

(collectively, the “2018 Transactions”), as described as above;

•	the borrowing of US$150.0 million of term loans under a new term loan facility in 2019 (“2019 Holdings Term Loan Facility Refinancing”); and

•	the Transaction with LACQ.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 assumes that the Transaction occurred on September 30, 2019.

The unaudited pro forma condensed combined balance sheet does not purport to represent, and is not necessarily indicative of, what the actual financial condition of the combined company would have been had the Transaction taken place on September 30, 2019, nor is it indicative of the financial condition of the combined company as of any future date.

The unaudited pro forma condensed combined financial information has been prepared using and should be read in conjunction with:

•

LACQ’s audited financial statements as of and for the year ended, December 31, 2018 and unaudited interim financial statements and related notes as of, and for the nine months ended, September 30, 2019, included elsewhere in this proxy statement/prospectus;

•

Holdings’ audited financial statements as of and for the year ended, December 31, 2018 and unaudited interim financial statements and related notes as of, and for the nine months ended, September 30, 2019, included elsewhere in this proxy statement/prospectus;

•	Central Bundle’s unaudited pro forma combined schedule of revenues and direct expenses for the period from January 1, 2018 to July 17, 2018; and

•

the sections entitled “LACQ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The historical financial information of LACQ has been adjusted to give effect to the differences between US GAAP and IFRS as issued by the IASB for the purposes of the combined unaudited pro forma financial information. No adjustments were required to convert LACQ financial statements from US GAAP to IFRS for purposes of the combined unaudited pro forma financial information, except to classify LACQ common stock subject to redemption as non-current liabilities under IFRS. The adjustments presented in the unaudited pro forma combined financial information have been identified and presented to provide relevant information necessary for an understanding of the combined company after giving effect to the Transaction.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Transaction, 2019 Holdings Term Loan Facility Refinancing and 2018 Transactions, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the combined company. Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

LACQ is the acquired company for financial reporting purposes under IFRS 3 Business Combinations. No goodwill or other intangible assets will be recorded. In the accompanying pro forma information, the net assets of LACQ were recognized at fair value (which was consistent with carrying value), with no goodwill or other intangible assets recorded. All direct costs of the Transaction will be expensed.

Holdings has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•

Holdings’ shareholders will have the largest ownership interest and voting interest in the combined entity under the no redemptions and maximum redemptions scenarios with approximately 41% and 70% ownership voting interest (excludes additional share issuance for reimbursable net LACQ Transaction Expense), respectively;

•	the combined company’s board of directors will initially consist of nine directors; five of whom will initially be appointed by Catalyst and four of whom will initially be appointed by LACQ; and

•	Holdings is the larger entity, in terms of both revenues and total assets.

Other factors were considered, including composition of management, purpose and intent of the Transaction and the location of the combined company’s headquarters, noting that the preponderance of evidence as described above is indicative that the Holdings is the accounting acquirer in the Transaction

Description of the Transaction

Pursuant to the Merger Agreement, assuming no redemptions, the aggregate stock consideration issued by Holdings in the Transaction is US$258.8 million, consisting of 25.9 million newly issued common shares valued at US$10.00 per share. Assuming maximum redemptions, the aggregate stock consideration issued by Holdings in the Transaction is US$87.4 million, consisting of 8.7 million newly issued common shares valued at US$10.00 per share.

The following represents the consideration at closing of the Transaction (the “Closing”):

(In thousands of US$)	Assuming No Redemptions	Assuming Maximum Redemptions
Common shares issuance to LACQ public shareholders	$188,763	$17,346
Common shares issuance to LACQ management and board	15,375	15,375
Common shares issuance to Vora(1)	54,625	54,625

Share consideration—at Closing	$258,763	$87,346

(1)	Common share issuance excludes any shares purchased by Vora as part of the LACQ IPO.

The consideration issued at the Closing as presented above does not include any warrants or management options that are described below in Note 3—“Loss Per Share” to the unaudited pro forma condensed combined financial information.

The following summarizes the pro forma Holdings common shares outstanding taking into consideration actual redemptions:

	Assuming No Redemptions	Assuming Maximum Redemptions
Holdings common shares held by Catalyst(1)	13,120,842	14,820,743
Holdings common shares held by other current Holdings shareholders(1)	4,714,247	5,325,012

Total Holdings shareholders common shares	17,835,089	20,145,755

Shares held by current LACQ public shareholders(2)	18,876,251	18,876,251
Less: public shares redeemed(4)	—	(17,141,667)
Shares held by LACQ management and board of directors(3)	1,537,500	1,537,500
Shares held by Vora(5)	5,462,500	5,462,500

Total LACQ and Vora shares	25,876,251	8,734,584

Pro Forma Shares Outstanding(6)	43,711,340	28,880,339

(1)

Shares are not adjusted for shares issued in connection with excess transaction costs incurred by LACQ. Pursuant to the Merger Agreement, the aggregate number of shares issued to the existing GTWY shareholders will equal 39,407,510, which is the number of GTWY shares outstanding prior to the consummation of the Merger, multiplied by the “Consolidation Ratio.” The Consolidation Ratio will be the value, calculated in accordance with the Merger Agreement on a per-share basis, of the GTWY shares, divided by US$10.00 per share. For purposes of determining the Consolidation Ratio under the Merger Agreement, the per-share value of the GTWY shares is calculated by dividing (i) $222,917,162, subject to adjustment as described in the next sentence, by (ii) the number of GTWY shares outstanding prior to the consummation of the Merger. The amount specified in the foregoing clause (i) will be adjusted upward based on the amount of Reimbursable Net LACQ Transaction Expenses (as defined in the Merger Agreement) incurred in connection with the Merger, will be adjusted downward based on the amount of Gateway transaction expenses incurred in connection with the Merger, and will be reduced dollar-for-dollar by the amount, if any, distributed to GTWY’s existing shareholders immediately prior to consummation of the Merger. The unaudited pro forma condensed combined financial information has been prepared based on estimated transaction expenses. Assuming no redemptions, the amount of the distribution to GTWY’s existing shareholders would be $30.6 million (US$23.1 million) and assuming maximum redemptions, the amount of the distribution to GTWY’s existing shareholders would be $nil.

(2)	On November 26, 2019, 1,123,749 shares were redeemed by LACQ public shareholders for US$11.6 million.
(3)	Shares held by LACQ management and board of directors are after the forfeiture of 1,000,000 founder shares.
(4)

Shares assumed to be redeemed calculated by dividing US$176.4 million (US$205.8 million from LACQ’s trust account, less US$11.6 million in redemptions, less the US$17.9 million assumed LACQ Transaction Expenses as defined in the Merger Agreement) by US$10.29 redemption value per share as of September 30, 2019 (US$205.8 million from LACQ’s trust account divided by 20,000,000 redeemable shares.

(5)	Shares held by Vora exclude shares purchased by Vora as part of the LACQ IPO.
(6)	Pro Forma Shares Outstanding does not give effect to warrants.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemptions of public shares:

•	Assuming No Additional Redemptions: This scenario assumes that no additional shares are redeemed other than the November 26, 2019 redemption of 1,123,749 shares; and

•

Assuming Maximum Redemptions: This scenario assumes aggregate redemption payments of approximately $233.6 million (US$176.4 million), so that following payment by LACQ to its stockholders who have validly elected to have their shares of LACQ Common Stock redeemed for cash pursuant to the LACQ Governing Documents as part of a LACQ Share Redemption, the amount of immediately available cash in the Trust Account shall be no less than the greater of (i) US$15.0 million and (ii) the aggregate amount of LACQ Transaction Expenses, which are currently estimated at US$17.9 million.

Unaudited Pro Forma Condensed Combined Balance Sheet—As of September 30, 2019

									Assuming no Additional Redemptions			Assuming Maximum Redemptions
	Holdings	2019 Term Loan Facility Refinancing (1)	Notes	Pro Forma Holdings	LACQ	LACQ Adjustments (2)	Notes	Pro Forma LACQ	Pro forma adjustments (3)	Notes	Pro Forma	Additional Pro Forma Adjustments (4)	Notes	Pro Forma
	As of September 30, 2019	Subsequent to September 30, 2019			As of September 30, 2019	Subsequent to September 30, 2019
	$	$		$	$	$			$		$	$		$
Assets
Current assets
Cash and cash equivalents	114,727	(178,955)	(1) a	122,002	1,687			1,687	257,185	(3) a	139,328	(233,552)	(4) a	122,002
		198,600	(1) b						(23,633)	(3) b		198,600	(4) b
		(12,370)	(1) c						(28,467)	(3) c		(12,940)	(4) c
									39,720	(3) d		30,566	(4) d
									(198,600)	(3) e
									(30,566)	(3) f
Amounts receivable	41,502			41,502	98			98			41,600			41,600
Contract assets	1,972			1,972	—			—			1,972			1,972
Inventory	4,176			4,176	—			—			4,176			4,176
Prepaid expenses and deposits	10,844			10,844	40			40			10,884			10,884
Assets of discontinued operations held for sale	82,174			82,174	—			—			82,174			82,174
Other current assets	858			858	—			—			858			858

Total current Assets	256,253	7,275		263,528	1,825	—		1,825	15,639		280,992	(17,326)		263,666

Non-current assets
Cash and marketable securities held in trust account	—			—	272,522	(15,337)	(2) b	257,185	(257,185)	(3) a	—			—
Property and equipment	442,228			442,228	—			—			442,228			442,228
Right-of-use assets	612,966			612,966	—			—			612,966			612,966
Intangible assets	247,125			247,125	—			—			247,125			247,125
Goodwill	8,505			8,505	—			—			8,505			8,505
Other assets	12,676			12,676	—			—			12,676			12,676
Long term deposits	5,917			5,917	—						5,917			5,917

Total non-current assets	1,329,417	—		1,329,417	272,522	(15,337)		257,185	(257,185)		1,329,417	—		1,329,417

Total assets	1,585,670	7,275		1,592,945	274,347	(15,337)		259,010	(241,546)		1,610,409	(17,326)		1,593,083

									Assuming no Additional Redemptions			Assuming Maximum Redemptions
	Holdings	2019 Term Loan Facility Refinancing (1)	Notes	Pro Forma Holdings	LACQ	LACQ Adjustments (2)	Notes	Pro Forma LACQ	Pro forma adjustments (3)	Notes	Pro Forma	Additional Pro Forma Adjustments (4)	Notes	Pro Forma
	As of September 30, 2019	Subsequent to September 30, 2019			As of September 30, 2019	Subsequent to September 30, 2019
	$	$		$	$	$			$		$	$		$
Liabilities
Current liabilities
Gaming revenue payable to BCLC, AGLC and OLG	4,345			4,345	—			—			4,345			4,345
Accounts payable and accrued liabilities	99,373	(4,173)	(1) a	95,200	1,490			1,490			96,690			96,690
Current portion of debt	212,971	(174,782)	(1) a	57,284	—			—	(13,240)	(3) e	44,044	13,240	(4) b	57,284
		13,240	(1) b
		5,855	(1) d
Current portion of deferred consideration payable	2,150			2,150	—			—			2,150			2,150
Current portion of lease liability	22,134			22,134	—			—			22,134			22,134
Deferred revenue	5,461			5,461	—			—			5,461			5,461
Other current liabilities	3,497			3,497	—			—			3,497			3,497
Liabilities of discontinued operations held for sale	82,395			82,395	—			—			82,395			82,395

Total current liabilities	432,326	(159,860)		272,466	1,490	—		1,490	(13,240)		260,716	13,240		273,956

Non-current liabilities
Other liabilities	168			168	—			—	—		168			168
Deferred underwriting fee	—			—	9,268			9,268	(9,268)	(3) b	—			—
Long-term lease liability	630,750			630,750	—			—			630,750			630,750
Deferred rent	—			—	—			—			—			—
Debt	901,830	185,360	(1) b	1,074,820	—			—	(185,360)	(3) e	901,830	185,360	(4) b	1,061,880
		(12,370)	(1) c						12,370	(3) g		(12,370)	(4) e
												(12,940)	(4) c
Deferred income taxes	22,500			22,500	12			12	—		22,512			22,512
Common stock subject to possible redemption	—			—		256,957	(2) a	241,620	(241,620)	(3) h	—			—
						(15,337)	(2) b

	1,555,248	172,990		1,728,238	9,280	241,620		250,900	(423,878)		1,555,260	160,050		1,715,310

Total liabilities	1,987,574	13,130		2,000,704	10,770	241,620		252,390	(437,118)		1,815,976	173,290		1,989,266

									Assuming no Additional Redemptions			Assuming Maximum Redemptions
	Holdings	2019 Term Loan Facility Refinancing (1)	Notes	Pro Forma Holdings	LACQ	LACQ Adjustments (2)	Notes	Pro Forma LACQ	Pro forma adjustments (3)	Notes	Pro Forma	Additional Pro Forma Adjustments (4)	Notes	Pro Forma
	As of September 30, 2019	Subsequent to September 30, 2019			As of September 30, 2019	Subsequent to September 30, 2019
	$	$		$	$	$			$		$	$		$
Commitment
Common stock subject to possible redemption	—				256,957	(256,957)	(2) a	—	—		—			—

Equity (deficiency)
Share capital	9,905			9,905	—			—	39,720	(3) d	352,507	(233,552)	(4) a	125,551
									302,882	(3) h		6,597	(4) f
Contributed surplus	11,080			11,080	—			—			11,080			11,080
Additional paid-in capital	—			—	1,621			1,621	(1,621)	(3) h	—			—
Retained earnings (deficit)	(424,874)	(5,855)	(1) d	(430,729)	4,999			4,999	(14,365)	(3) b	(571,138)	30,566	(4) d	(534,799)
									(28,467)	(3) c		12,370	(4) e
									(30,566)	(3) f		(6,597)	(4) f
									(12,370)	(3) g
									(4,999)	(3) h
									(54,641)	(3) h

Total equity attributable to shareholders	(403,889)	(5,855)		(409,744)	6,620	—		6,620	195,572		(207,552)	(190,616)		(398,168)
Non-controlling interest	1,985			1,985				—			1,985			1,985

Total equity (deficiency)	(401,904)	(5,855)		(407,759)	6,620	—		6,620	195,572		(205,567)	(190,616)		(396,183)

Total liabilities and equity (deficiency)	1,585,670	7,275		1,592,945	274,347	(15,337)		259,010	(241,546)		1,610,409	(17,326)		1,593,083

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss—For the nine months ended September 30, 2019

						Assuming No Additional Redemptions				Assuming Maximum Redemptions
	Holdings	Term Loan Refinancing (1)	Notes	Pro Forma Holdings	LACQ	Pro Forma Adjustment (2)		Notes	Pro Forma	Redemption Adjustments (3)	Notes	Pro Forma
	$	$		$	$	$			$	$		$
Revenue
Gaming	489,351			489,351					489,351			489,351
Food and beverage	63,088			63,088					63,088			63,088
Hotel	14,959			14,959					14,959			14,959
Automated teller machine	16,605			16,605					16,605			16,605
Other	12,387			12,387					12,387			12,387

	596,390	—		596,390	—	—			596,390	—		596,390

Expenses
Human resources	243,228			243,228					243,228			243,228
Operating	69,093			69,093	1,860				70,953			70,953
Marketing and promotion	32,282			32,282					32,282			32,282
Occupancy	25,559			25,559					25,559			25,559
Cost of food and beverage	38,377			38,377					38,377			38,377
Amortization of intangible assets	10,227			10,227					10,227			10,227
Depreciation of property and equipment and right-of-use assets	76,961			76,961					76,961			76,961
Other	20,584			20,584					20,584			20,584
Share-based compensation	11,267			11,267					11,267			11,267

	527,578	—		527,578	1,860	—			529,438	—		529,438

				—					—			—
Loss before other expenses (income) and income taxes	68,812	—		68,812	(1,860)	—			66,952	—		66,952
Other expenses (income)
Interest expense	93,063	(9,898)	(1) a	107,594	—	(26,585 (3,699	) )	(2) b (2) a	77,310	26,585 3,699 (1,941)	(3) a (3) a (3) b	105,653
		(5,855)	(1) a
		26,585	(1) b
		3,699	(1) b

						Assuming No Additional Redemptions			Assuming Maximum Redemptions
	Holdings	Term Loan Refinancing (1)	Notes	Pro Forma Holdings	LACQ	Pro Forma Adjustment (2)	Notes	Pro Forma	Redemption Adjustments (3)	Notes	Pro Forma
	$	$		$	$	$		$	$		$
Interest income	(950)			(950)	(4,649)	4,649	(2) c	(950)			(950)
Change in fair value of embedded derivatives	(3,768)			(3,768)	—			(3,768)			(3,768)
Change in fair value of cross currency interest rate swaps	25,803			25,803	—			25,803			25,803
Loss on debt extinguishment	—			—	—			—			—
Loss (gain) on sale of property and equipment	438			438	—			438			438
Foreign exchange (gain) loss	(31,057)			(31,057)	—			(31,057)			(31,057)
Unrealized (gain) loss on securities held in trust account	—			—	(56)	56	(2) d	—			—

	83,529	14,531		98,060	(4,705)	(25,579)		67,776	28,343		96,119

Income (Loss) before income taxes	(14,717)	(14,531)		(29,248)	2,845	25,579		(824)	(28,343)		(29,167)

Income (Loss) tax (expense) recovery
Current	(2,608)			(2,608)	(606)	606	(2) e	(2,608)			(2,608)
Deferred	833			833	—			833			833

	(1,775)	—		(1,775)	(606)	606		(1,775)	—		(1,775)

Net Income (Loss) from continuing operations	(16,492)	(14,531)		(31,023)	2,239	26,185		(2,599)	(28,343)		(30,942)

Non-controlling interest	(7)	—		(7)	—	—		(7)	—		(7)

Net Income (Loss) from continuing operations attributable to the shareholders of the Company	(16,499)	(14,531)		(31,030)	2,239	26,185		(2,606)	(28,343)		(30,949)

Net Income (loss) per share from continuing operations, Basic and Diluted	(0.42)				(0.24)			(0.06)			(1.07)
Weighted Average Shares Outstanding (in thousands of shares)	39,407				6,063			43,711			28,880

Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income (Loss)—For the year ended December 31, 2018

							Assuming No Additional Redemptions			Assuming Maximum Redemptions
	Holdings	Central Bundle (January 1, 2018 to July 17, 2018) (3)	Pro Forma adjustments (1,2,3,4,5)	Notes	Pro Forma Holdings	LACQ	Pro Forma Adjustments (6,7)	Note	Pro Forma	Redemption Adjustments (8)	Note	Pro Forma
	$	$	$		$	$	$		$	$		$
Revenue
Gaming	501,955	122,060			624,015	—			624,015			624,015
Food and beverage	64,989	7,723			72,712	—			72,712			72,712
Facility development commissions and permitted capital expenditure	44,175	3,933			48,108	—			48,108			48,108
Hotel	16,759	3,800			20,559	—			20,559			20,559
Automated teller machines	16,784	4,218			21,002	—			21,002			21,002
Other	12,339	3,495			15,834	—			15,834			15,834

	657,001	145,229	—		802,230	—	—		802,230	—		802,230

					—
Expenses					—
Human resources	264,618	61,668			326,286	—			326,286			326,286
Operating	70,633	14,435			85,068	1,243			86,311			86,311
Marketing and promotion	36,097	24,324			60,421	—			60,421			60,421
Occupancy	84,354	12,583	8,361	(2) a	105,298	—			105,298			105,298
Cost of food and beverage	38,761	9,221			47,982	—			47,982			47,982
Amortization of intangible assets	25,144	—			25,144	—			25,144			25,144
Depreciation of property and equipment and right-of-use assets	41,980	2,671	(2,277)	(2) b	42,374	—			42,374			42,374
Writedown of non-financial assets	4,498	—			4,498	—			4,498			4,498
Other	34,782	—	(1,629)	3 (a)	34,782	—			25,375			25,375
			(7,778)	(4) a	(1,629)
					(7,778)
					—				—
					—				—
Share-based compensation	9,029	—			9,029	—			9,029			9,029

	609,896	124,902	(3,323)		731,475	1,243	—		732,718	—		732,718

(Loss) income before other expenses (income) and income taxes	47,105	20,327	3,323		70,755	(1,243)	—		69,512	—		69,512

Other expenses (income)					—
Interest expense	57,221	—	25,437	(1) a	88,170	—	(25,437)	(7) a	57,788	25,437	(8) a	86,585
			4,945	(1) a			(4,945)	(7) a		4,945	(8) a
			567	(5) b						(1,585)	(8) b

Interest income	(333)	—			(333)	(4,699)	4,699	(6) a	(333)			(333)

							Assuming No Additional Redemptions			Assuming Maximum Redemptions
	Holdings	Central Bundle (January 1, 2018 to July 17, 2018) (3)	Pro Forma adjustments (1,2,3,4,5)	Notes	Pro Forma Holdings	LACQ	Pro Forma Adjustments (6,7)	Note	Pro Forma	Redemption Adjustments (8)	Note	Pro Forma
	$	$				$	$		$			$
Change in fair value of embedded derivatives	5,275	—			5,275	—	—		5,275			5,275
Change in fair value of cross currency interest rate swaps	(58,531)	—			(58,531)	—	—		(58,531)			(58,531)
Loss on debt extinguishment/modification	21,388	—	(21,388)	(4) b & (5) a	—	—			—			—
Gain on sale of property and equipment	(192,545)	—	192,399	(2) c	(146)	—			(146)			(146)
Foreign exchange (gain) loss	74,387	—			74,387	—	—		74,387			74,387
Unrealized gain (loss) on securities held in trust account					—	11	(11)	(6) b	—			—

	(93,138)	—	201,960		108,822	(4,688)	(25,694)		78,440	28,797		107,237

Income (loss) before income taxes	140,243	20,327	(198,637)		(38,068)	3,445	25,694		(8,928)	(28,797)		(37,726)

Income tax (expense) recovery
Current	(1,898)	—			(1,898)	(718)	718	(6) c	(1,898)			(1,898)
Deferred	2,377	—			2,377	—			2,377			2,377

	479	—	—		479	(718)	718		479	—		479

(Loss) income and comprehensive (loss) income for the year from continuing operations	140,722	20,327	(198,637)		(37,589)	2,727	26,412		(8,449)	(28,797)		(37,247)

Non-controlling interest	(10)				(10)				(10)			(10)

Net Income (Loss) from continuing operations attributable to the shareholders of the Company	140,712	20,327	(198,637)		(37,599)	2,727	26,412		(8,459)	(28,797)		(37,257)

Net Income (loss) from continuing operations per share Basic and Diluted	3.57					(0.29)			(0.19)			(1.29)
Weighted Average Shares Outstanding (in thousands of shares)	39,403					6,003			43,711			28,880

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1.	Basis of Presentation

The unaudited pro forma condensed combined financial information have been prepared assuming LACQ is the acquired company and Holdings is the accounting acquirer for financial reporting purposes. The net assets of LACQ were recognized at fair value (which was consistent with carrying value), with no goodwill or other intangible assets recorded. All direct costs of the Transaction will be expensed.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 assumes that the Transaction occurred on September 30, 2019. The unaudited pro forma combined statement of operations and comprehensive income (loss) have been prepared as if the Transaction and 2018 Transactions occurred on January 1, 2018.

The pro forma adjustments reflecting the consummation of the Transaction and the 2018 Transactions are based on certain currently available information and certain assumptions and methodologies that Holdings believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the differences may be material. LACQ believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the consummation of the Transaction and the 2018 Transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Transaction and 2018 Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the audited financial statements and notes thereto of each of LACQ and the Holdings included elsewhere in this proxy statement/prospectus.

2.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Transaction and 2018 Transactions. It has been prepared for informational purposes only and is subject to a number of uncertainties and assumptions as described in these accompanying notes.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Transaction, 2019 Holdings Term Loan Facility Refinancing and 2018 Transactions, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the combined company. Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Transaction, 2019 Holdings Term Loan Facility Refinancing and 2018 Transactions.

The historical financial information of LACQ has been adjusted to give effect to the differences between US GAAP and IFRS as issued by the IASB for the purposes of the combined unaudited pro forma financial information. No adjustments were required to convert LACQ financial statements from US GAAP to IFRS for purposes of the combined unaudited pro forma financial information, except to classify LACQ common stock subject to redemption as non-current liabilities under IFRS. The adjustments presented in the unaudited pro forma combined financial information have been identified and presented to provide relevant information necessary for an understanding of the combined company after giving effect to the Transaction. Additionally, the historical financial information of LACQ was presented in US dollars. The balance sheet as at September 30, 2019 was translated at a spot rate of 1.324. The condensed statements of operations for the nine months ended September 30, 2019 were translated at the average rate of 1.329. The condensed statements of operations for the year ended December 31, 2018 were translated at the average rate of 1.296.

Holdings and LACQ did not have any intercompany transactions, accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma basic and diluted loss per share amounts presented in the unaudited pro forma condensed combined statement of operations and comprehensive (loss) income are based upon the number of Holdings’ shares outstanding, assuming the Transaction, 2019 Holdings Term Loan Facility Refinancing, and 2018 Transactions occurred on January 1, 2018.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2019

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 gives effect to the Transaction as if it was completed on September 30, 2019.

The adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2019 are as follows:

(1)	2019 Holding Term Loan Facility Refinancing

On October 22, 2019, the Holdings refinanced the Bridge Loan with US$150.0 million of term loans under a new term loan facility (the “Holdings Term Loan Facility”). The Holdings Term Loan Facility matures on April 22, 2022. Holdings is required to repay US$15.0 million, US$15.0 million, and US$18.8 million on December 31, 2020, June 30, 2021, and December 31, 2021, respectively.

The Holdings Term Loan Facility bears interest on the unpaid principal amount at rates that range from 10.00% to 15.00% based on the number of days the Holdings Term Loan Facility is outstanding. If Holdings pays interest in kind, the interest rates range from 12.00% to 17.00% based on the number of days the Holdings Term Loan Facility is outstanding. The interest shall be payable, at Holdings’ option, in cash or in kind by adding such interest to the unpaid principal amount of the Holdings Term Loan Facility.

a.

To reflect the pay down of the $174.8 million (US$135.0 million) Bridge Loan and the accrued payment-in-kind (“PIK”) interest and $4.2 million (US$3.2 million) of interest payable as of September 30, 2019.

b.

To record the $198.6 million (US$150.0 million) Holdings Term Loan Facility refinancing proceeds, of which $13.2 million (US$10.0 million) is considered short-term, and $185.4 million (US$140.0 million) is considered long-term.

c.	To record $12.4 million (US$9.3 million) in deferred financing costs related to the Holdings Term Loan Facility refinancing.

d.	To expense $5.9 million (US$4.4 million) in unamortized deferred financing costs related to the Bridge Loan as a result of the debt extinguishment.

(2)	a.	To reclassify $257.0 million (US$194.1 million) of Common stock subject to possible redemption as a long-term liability under IFRS.

b.	Subsequent to September 30, 2019, $15.3 million (US$11.6 million) was redeemed from the LACQ trust account.

(3)	The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2019 assuming no additional redemption are as follows:

a.	To reclassify cash and marketable securities held in the LACQ trust account of $257.2 million (US$194.2 million) that becomes available in connection with the Transaction.

b.

To reflect payment of the estimated $23.6 million (US$17.9 million) of LACQ Transaction Expenses, of which $9.3 million (US$7.0 million) were deferred underwriters’ fees from the LACQ IPO, payable at the consummation of the Transaction. The remaining $14.4 million (US$10.9 million) transaction expenses, which are nonrecurring, were expensed.

c.	To expense the $28.5 million (US$21.5 million) estimated transaction expense related to the Transaction incurred by Holdings.

d.	To record the $39.7 million (US$30.0 million) investment pursuant to the Vora Subscription Agreement.

e.	To reflect the pay down of the $198.6 million (US$150.0 million) Holdings Term Loan Facility, as a use of proceeds from the Transaction.

f.	To record $30.6 million (US$23.1 million) distribution to Holdings’ Shareholders, as a use of proceeds from the Transaction.

g.	To expense the $12.4 million (US$9.3 million) in unamortized deferred financing costs related to the Holdings Term Loan Facility refinancing as a result of the debt extinguishment.

h.

To record the fair value of share consideration of $302.9 million (US$228.8 million) and a $54.6 million excess of the fair value of the shares issued by Holdings over the value of the net monetary assets acquired. Under IFRS 2, this amount is recognized as a loss on the income statement. Additionally, to eliminate LACQ’s retained earnings (which is inclusive of historical retained earnings), additional paid-in capital, and common stock subject to possible redemption to permanent equity assuming no additional redemptions.

(4)	The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2019 under maximum redemption are as follows:

a.

Represents the cash used to fund the maximum redemption under the requirement that there will need to be a minimum of $23.6 million (US$17.9 million) in available cash prior to Vora’s subscription based on the balance subsequent to the November 26, 2019 redemption.

b.

To reverse the pay down of the $198.6 million (US$150.0 million) Holdings Term Loan Facility, as the amount of proceeds from the Transaction will not be enough to pay off the entire principal outstanding; of which $13.2 million (US$10.0 million) is considered short-term, and $185.4 million (US$140.0 million) is considered long-term.

c.	To record a $12.9 million (US$9.8 million) pay down of the Holdings Term Loan Facility with the available proceeds from the Transaction under the maximum redemption scenario.

d.	To reverse the $30.6 million (US$23.1 million) distribution to Holdings’ Shareholders, as there will not be available proceeds to declare as cash distribution.

e.	To reverse the $12.4 million (US$9.3 million) in expensed Holdings Term Loan Facility deferred financing costs as a result of a lesser amount of Holdings Term Loan Facility pay down.

f.	To adjust the excess of the fair value of the shares issued by Holdings over the value of the net monetary assets acquired by $6.6 million as a result of the redemptions.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Loss for the nine months ended September 30, 2019

The unaudited pro forma condensed combined income statements for the nine months ended September 30, 2019 gives effect to the Transaction as if it has completed on January 1, 2018, with adjustments for subsequent events.

(1)	If the ‘2019 Holdings Term Loan Facility Refinancing’ as described in above, occurred on January 1, 2018:

a.

To eliminate the $9.9 million (US$7.4 million) of interest expense related to the Bridge Loan Financing and the $5.9 million (US$4.4 million) of deferred financing costs that were expensed for the period.

b.

To reflect $26.6 million (US$20.0 million) in interest expense and $3.7 million (US$2.8 million) in deferred financing cost amortization related to the 2019 Holdings Term Loan Facility Refinancing for the period.

(2)

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations and comprehensive loss for the nine months ended September 30, 2019 under no additional redemption are as follows:

a.	To eliminate the $3.7 million (US$2.8 million) relating to Holdings Term Loan Facility deferred financing cost for the period.

b.	To eliminate the $26.6 million (US$20.0 million) interest expense relating to the Holdings Term Loan Facility for the period.

c.	To eliminate interest income of $4.6 million (US$3.5 million) in LACQ’s trust account for the period.

d.	To eliminate unrealized (gain) loss on securities of $0.06 million (US$0.04 million) held in trust account for the period.

e.	To eliminate tax expense of $0.6 million (US$0.5 million) in LACQ for the period.

(3)

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations and comprehensive loss for the nine months ended September 30, 2019 under maximum redemption are as follows:

a.

To reverse the $26.6 million (US$20.0 million) interest expense reduction and $3.7 million (US$2.8 million) deferred financing costs as a result of the pay down of the Holdings Term Loan Facility Refinancing, as there will not be enough proceeds to pay off the Holdings Term Loan Facility.

b.

To reflect the $1.9 million (US$1.5 million) reduction in interest expense as a result of paying down $12.9 million (US$9.8 million) of the Holdings Term Loan Facility, with the available proceeds from the Transaction under the maximum redemption scenario.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2018

The unaudited pro forma combined statement of operations and comprehensive income (loss) has been prepared using the following information, which has been adjusted to reflect the effects of the 2018 Transactions described above:

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations and comprehensive income (loss) for the year ended December 31, 2018 are as follows:

(1)	2019 Holdings Term Loan Facility Refinancing

a.

To reflect $25.4 million (US$19.6 million) of interest expense and $4.9 million (US$3.8 million) amortization of deferred financing costs related to the Holdings Term Loan Facility refinancing assuming it occurred on January 1, 2018.

(2)	Sale and Leaseback Transactions

On December 15, 2017, we entered into a definitive agreement with Mesirow Realty Sale-Leaseback, Inc., or the Purchaser, for the sale of the lands and premises constituting the Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley (in addition to certain adjacent properties), collectively, the SLB Properties, for approximately $503.6 million, subject to certain customary adjustments, and the leaseback of the SLB Properties to Gateway. The Sale and Leaseback Transactions closed on March 12, 2018, and resulted in an approximate gain on sale of $192.4 million.

Under the Sale and Leaseback Transactions, certain of our subsidiaries entered into long-term leases, as tenants, for each of the SLB Properties. Annual lease payments under the long-term leases total $35.0 million in the first year of the leases, and increase at a rate of 2.25% per annum for the term of the leases.

The proceeds from the Sale and Leaseback Transactions, net of fees and expenses of approximately $9.4 million, were used to repay approximately $490.6 million of loans under our 2017 Senior Secured Credit Facility, to repay in full the $2.0 million mortgage on the land adjacent to the Cascades Casino Langley, and to pay the partial-month’s rent for March 2018 of $2.0 million. The net cash to our available cash on hand was $nil.

a.

To record the lease payments of $8.4 million for the period from January 1, 2018 to March 11, 2018 under the Sale and Leaseback Transactions, as described above, calculated on a straight-line basis over the term of the lease.

b.

To eliminate the amount of depreciation of property and equipment we recorded for the period of January 1, 2018 to March 11, 2018 related to the Sale and Leaseback Transactions Properties, or the SLB Properties, as follows:

Grand Villa Casino Burnaby	$1,111
Starlight Casino New Westminster	426
Cascades Casino Langley	740

$2,277

c.	To eliminate the $192.4 million gain on the Sale and Leaseback Transactions.

(3)	Acquisition of the Central Bundle

On July 18, 2018, we signed a 23-year COSA with the OLG for the operation of the Central Bundle. Under the Central Bundle agreements, we purchased the assets of the Central Bundle and entered into leases for Casino Rama Resort on Chippewas of Rama First Nation’s Lands and OLG Slots at Georgian Downs (subsequently renamed Gateway Casinos Innisfil), and have the opportunity to develop a casino in either Wasaga Beach or Collingwood. The purchase price for the Central Bundle properties was $89.3 million, including net working capital of approximately $26.7 million, comprised of cash, prepaids, inventory and accrued liabilities. For a description of certain limitations regarding the financial information provided by the OLG and the related pro forma information, see “Risk Factors—Risks Related to Our Business—The historical financial information for the Ontario properties prior to our acquisition thereof was prepared or provided by the OLG and consist of audited combined schedules of revenue and direct expenses only and do not represent complete financial statements; care should be taken when relying upon such information.”

The unaudited pro forma combined schedule of revenues and direct expenses for the Central Bundle for the period of January 1, 2018 to July 17, 2018 has been prepared by Holdings using the format and account classifications of the audited Combined Schedules of Revenues and Direct Expenses of the Central Gaming Bundle for years ended March 31, 2018 and 2017 prepared and provided by the OLG. For purposes of this unaudited pro forma combined statement of operations and comprehensive income (loss), we have adjusted the format and account classifications to align with those of Holdings.

The following table reconciles between the two formats described above (C$):

	OLG Format Pro Forma	Adjustments	GTWY Format Pro Forma
Revenue
Gaming Revenue	$125,993	$(3,933)	$122,060
Permitted capital expenditures	—	3,933	3,933
Non-gaming Revenue	15,665	(15,665)	—
Food and beverage	—	7,723	7,723
Hotel	—	3,800	3,800
Automated teller machine	—	4,218	4,218
Other Revenue	—	3,495	3,495

Total Revenue	$141,658	$3,571	$145,229

Direct Expenses
Payroll	$61,668	$—	$61,668
Operating	7,213	7,222	14,435
Commissions	—	—	—
Hotel	717	(717)	—
Entertainment	6,475	(6,475)	—
GST/HST	—	—	—
Other	30	(30)	—
Marketing and promotion	24,324	—	24,324
Facilities	12,583	—	12,583
Food and beverage	9,221	—	9,221
Amortization	2,671	—	2,671

Total Direct Expenses	$124,902	$—	$124,902

Excess Revenue over Direct Expenses	$16,756	$3,571	$20,327
Other Income	3,571	(3,571)	—

Excess revenue over Direct Expenses and Other Income and Finance Costs	$20,327	$—	$20,327

a.	To adjust for the $1.6 million transaction costs related Central Bundle acquisition.

(4)	2018 Refinancing

On March 13, 2018, we refinanced our prior senior secured credit facility, or the 2017 Senior Secured Credit Facility, by way of an amended and restated credit and guaranty agreement, or the A&R Credit Agreement, for a new senior secured credit facility, or the 2018 Senior Secured Credit Facility, which we collectively refer to as the 2018 Refinancing. The 2018 Senior Secured Credit Facility consists of a US$335 million first lien secured term loan facility, or the 2018 First Lien Term Loan Facility, and an up to $150 million senior secured revolving credit facility, or the 2018 Senior Secured Revolving Credit Facility, available to be drawn in Canadian dollars with a sublimit of US$25 million for US dollars.

The proceeds from the 2018 First Lien Term Loan Facility were used (i) to repay in full the $45 million outstanding revolving credit amount and refinance the remaining $139.5 million of loans under our 2017 Senior Secured Credit Facility, (ii) for a one-time restricted payment of US$100 million ($125.5 million) to the shareholders of record prior to the completion of this transaction, (iii) to pay approximately $7.7 million of accrued and unpaid interest on the 2017 Senior Secured Credit Facility ($0.9 million as of December 31, 2017), (iv) to pay approximately $14.7 million of related fees and expenses incurred in connection with the foregoing, and (v) to pay a management bonus of $9.2 million (of which $4.2 million was accrued as at December 31, 2017). The remaining $123.7 million of the proceeds from the 2018 First Lien Term Loan Facility were used to increase our available cash on hand, and will be available to fund general corporate purposes, including future capital expenditures. Adjusting for the difference in accrued and unpaid interest between closing and December 31, 2017, the increase to cash and cash equivalents at December 31, 2017 would have been $130.5 million. As at the date of this proxy statement/prospectus, no amounts have been drawn under the 2018 Senior Secured Revolving Credit Facility.

a.	To adjust for the $7.8 million (US$6.0 million) transaction costs related to the 2018 Refinancing.

b.	To eliminate the $15.1 million (US$11.7 million) loss on debt extinguishment from the 2018 Refinancing.

(5)	Term Loan Upsize

On July 16, 2018, we amended our 2018 Senior Secured Credit Facility pursuant to an amendment to the amended and restated credit and guaranty agreement, or the First Amendment to Amended and Restated Credit and Guaranty Agreement, to increase its Term Loan B by US$105.0 million (“July Upsizing”). Proceeds from the increase to the Term Loan B were primarily used to fund the acquisition of the Central Bundle for $62.6 million. Assuming that the amendment was completed on January 1, 2018, we would have recorded an additional $3.6 million in interest expenses for the year ended December 31, 2018.

a.	To reflect the $6.3 million (US$4.9 million) loss on debt modification from the July 2018 Term Loan Upsize.

b.

To adjust the amount of interest expense we reported for the year ended December 31, 2018 to reflect the 2017 and 2018 Refinancing and the July 2018 Term Loan Upsize, as described above, calculated as follows:

Interest expense reported by Holdings	$(41,664)
Interest expense calculated pursuant to the 2018 Refinancing and July Upsizing	42,231

Incremental Interest Expense	$567

The unaudited pro forma combined statement of operations and comprehensive income (loss) have not been adjusted for changes in foreign exchange or estimates in the fair value of the cross currency interest rate swaps.

The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations and comprehensive income (loss) for the year ended December 31, 2018 under no additional redemption are as follows:

(6)	Pro forma adjustments related to the Holdings and LACQ Transaction are as follows:

a.	To eliminate interest income of $4.7 million (US$3.7 million) gained by the LACQ for the year ended December 31, 2018.

b.	To eliminate unrealized (gain) loss on securities held in trust account of $0.01 million (US$0.01 million) for the year ended December 31, 2018.

c.	To eliminate tax expenses in LACQ of $0.7 million (US$0.6 million) for the year ended December 31, 2018.

(7)	If the ‘2019 Holdings Term Loan Facility Refinancing’ as described in above, occurred on January 1, 2018:

a.

To reverse $25.4 million (US$19.6 million) in interest expense and the $4.9 million (US$3.8 million) in deferred financing cost amortization related to the 2019 Holdings Term Loan Facility Refinancing for the period.

(8)	The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations and comprehensive income (loss) for the period under maximum redemption are as follows:

a.

To reverse $25.4 million (US$19.6 million) in interest expense and the $4.9 million (US$3.8 million) as a result of the pay down of the Holdings Term Loan Facility Refinancing, as there will not be enough proceeds to pay off the Holdings Term Loan Facility.

b.	To reflect the $1.6 million (US$1.2 million) reduction in interest expense as a result of paying down $12.9 million (US$9.8 million) of the Holdings Term Loan Facility.

We did not record a pro forma tax effect of these adjustments as the deferred tax asset is not realizable.

3.	Loss per Share

Represents the net earnings per share calculated using the historical weighted average common shares of Holdings and the issuance of additional ordinary shares in connection with the Transaction, assuming the ordinary shares were outstanding since January 1, 2018. As the Transaction are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average ordinary shares outstanding for basic and diluted net income (loss) per ordinary share assumes that the ordinary shares issuable in connection with the Transaction have been outstanding for the entire period presented. If the maximum number of shares of common stock of LACQ are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire periods.

The unaudited pro forma condensed combined financial information has been prepared assuming the no redemption and maximum redemption scenarios:

(Net loss presented in thousands of dollars)	Assuming No Redemptions	Assuming Maximum Redemptions

Pro Forma Basic and Diluted Loss Per Share	Nine months ended September 30, 2019	Nine months ended September 30, 2018
Pro Forma net loss from continuing operations attributable to shareholders	$(2,606)	$(30,949)
Weighted average common shares outstanding, basic and diluted	43,711,340	28,880,339
Basic and diluted net loss per common share	$(0.06)	$(1.07)

Pro Forma Basic and Diluted Loss Per Share	Year ended December 31, 2018	Year ended December 31, 2018
Pro Forma net loss from continuing operations attributable to shareholders	$(8,459)	$(37,257)
Weighted average common shares outstanding, basic and diluted	43,711,340	28,880,339
Basic and diluted net loss per common share	$(0.19)	$(1.29)

Pro Forma Weighted Average Shares—Basic and Diluted
Holdings common shares held by current Holdings shareholders	17,835,089	20,145,755
Total LACQ and Vora shares	25,876,251	8,734,584

	43,771,340	28,880,339

As a result of the pro forma net loss, the earnings per share amounts exclude the dilutive impact from the Holdings Warrants and the 1,280,835 compensatory options issued to Holdings’ management.

SELECTED SUMMARY HISTORICAL FINANCIAL INFORMATION OF GATEWAY

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

The following table sets forth our summary historical consolidated financial data as at and for the periods indicated below and are not necessarily indicative of the results to be expected for any other period. This information should be read together with our financial statements and the related notes and the discussion under “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” included elsewhere in this proxy statement/prospectus.

The summary historical consolidated financial information for the years ended December 31, 2018 and 2017 was derived from our audited consolidated financial statements and related notes for such periods, which were prepared in accordance with IFRS and are included elsewhere in this proxy statement/prospectus. In management’s opinion, the audited historical financial information reflects all adjustments necessary for the fair presentation of the financial information set forth therein. The summary historical consolidated financial information for the nine months ended September 30, 2019 and September 30, 2018 and balance sheet data as at September 30, 2019 was derived from our unaudited condensed consolidated interim financial statements included elsewhere in this proxy statement/prospectus. The unaudited historical financial information has been prepared on the same basis as the audited historical financial information and, in management’s opinion, reflects all adjustments necessary for the fair presentation of the financial information set forth therein.

The preparation of the financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. We base our estimates on historical experience, current trends and various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from those estimates. Historical results of operations and trends that may be inferred from the following financial information may not necessarily indicate future results from operations and the results of operations from any interim period are not necessarily indicative of the results to be expected for the full year or any future period.

Consolidated Statement of Financial Performance

	Nine Months Ended September 30,		Year Ended December 31,
(In thousands of $)	2019	2018	2018	2017
Consolidated statement of operations and comprehensive (loss) income:
Revenues
Gaming	$489,351	$384,741	$546,130	$362,234
Food and beverage	63,088	45,428	64,989	56,847
Hotel	14,959	12,203	16,759	13,501
Automated teller machines	16,605	12,334	16,784	9,952
Other	12,387	6,651	12,339	5,249

Total Revenues	596,390	461,357	657,001	447,783

Expenses
Cost of food and beverage	38,377	25,744	38,761	27,804
Human resources	243,228	182,618	264,618	182,562
Marketing and promotion	32,282	22,068	36,097	19,396
Occupancy	25,559	57,060	84,354	28,641
Operating	69,093	47,455	70,633	40,918
Share-based compensation(1)	11,267	8,441	9,029	19,631
Depreciation of property and equipment and right-of-use assets	76,961	29,181	41,980	40,388
Amortization of intangible assets	10,227	20,251	25,144	51,739
Writedown of non-financial assets(2)	—	—	4,498	988
Other(3)	20,584	25,922	34,782	15,177

Total Expenses	527,578	418,740	609,896	427,244

Operating income (loss)	68,812	42,617	47,105	20,539
Other Expenses (income)
Interest expense, net	92,113	41,689	56,888	58,900
Foreign exchange (gain) loss	(31,057)	25,480	74,387	(49,034)
Loss (gain) on sale of property and equipment	438	(192,373)	(192,545)	(31)
Change in fair value of embedded derivative	(3,768)	(4,110)	5,275	(9,280)
Change in fair value of cross currency interest rate swaps	25,803	(21,891)	(58,531)	31,991
Loss on debt extinguishment	—	15,124	15,124	16,135
Loss on debt modification	—	6,264	6,264	—

(Loss) income before income taxes	(14,717)	172,434	140,243	(28,142)
Current income tax expense	(2,608)	(1,321)	(1,898)	(1,780)
Deferred income tax recovery	833	661	2,377	2,147

Net Loss (income) from continuing operations	(16,492)	171,774	140,722	(27,775)
Net loss from discontinued operations, net of tax	(82,649)	(15,542)	(21,667)	(37,299)

Loss (income) and comprehensive (loss) income	$(99,141)	$156,232	$119,055	$(65,074)

(1)

For detail on share-based compensation, see “Note 11—Share Capital” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 15—Share Capital” to our audited consolidated financial statements included in this proxy statement/prospectus.

(2)

Represents writedown of non-financial assets associated with the Playtime Gaming Victoria facility (2018—$4.5 million), writedown of non-financial assets associated with the old Lake City Penticton facility (2017—$0.2 million) and a suspended OSA for a community gaming center (2017—$0.8 million). See

“Note 10—Property and equipment” and “Note 11—Intangible assets” to our audited consolidated financial statements included in this proxy statement/prospectus.
(3)

Represents costs associated with restructuring (Q3 2019—$9.7 million; Q3 2018—$4.4 million; 2018—$4.6 million; 2017—$0.8 million), business acquisitions (Q3 2019—$0.7 million; Q3 2018—$2.3 million; 2018—$2.8 million; 2017—$7.0 million), transaction costs (Q3 2019—$5.5 million; Q3 2018—$16.3 million; 2018—$23.8 million; 2017—$5.2 million), site pre-opening costs (Q3 2019—$2.6 million; Q3 2018—$1.4 million; 2018—$1.6 million; 2017—$1.6 million) and other expenses (Q3 2019—$2.0 million; Q3 2018— $1.5 million; 2018—$1.9 million; 2017—$0.6 million). See “Note 12— Other expenses” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 17—Other expenses” to our audited consolidated financial statements included in this proxy statement/prospectus.

Balance Sheet Data

The following table provides balance sheet data as of the dates indicated.

	September 30, 2019	December 31,
(In thousands of $)		2018	2017
Cash and cash equivalents	$114,727	$176,024	$97,385
Assets of discontinued operations held for sale	82,174	—	—
Property and equipment	442,228	465,357	334,038
Intangible assets	247,125	232,387	236,226
Total assets	1,585,670	985,086	1,036,370
Liabilities of discontinued operations held for sale	82,395	—	—
Long-term debt	901,830	929,173	881,291
Total liabilities	1,987,574	1,075,035	1,096,523
Total shareholders’ deficiency attributable to our shareholders	(403,889)	(91,985)	(62,257)

Other Data

The following table provides Adjusted EBITDA and total Adjusted Property EBITDA for the periods indicated:

	Nine Months Ended September 30,			Year Ended December 31,
(In thousands of $)	2019		2018	2018	2017
Adjusted EBITDA—continuing operations(1)	$187,851		$131,271	$169,590	$151,030
Corporate Costs, net of corporate revenue	28,839	(3)	24,307	33,854	24,096

Total Adjusted Property EBITDA—continuing operations(1)	$216,690		$155,578	$203,444	$175,126

Excluding the impact of IFRS 16(2)
Adjusted EBITDA—continuing operations(1)	$137,907		$131,271	$169,590	$151,030
Corporate Costs, net of corporate revenue	29,227		24,307	33,854	24,096

Total Adjusted Property EBITDA—continuing operations(1)	$167,134		$155,578	$203,444	$175,126

(1)

For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus. For a reconciliation of Adjusted EBITDA to its most directly comparable measures calculated in accordance with IFRS, see the table immediately below.

(2)	IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. 2018 and 2017 reported figures were not restated.

(3)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in occupancy expense and Corporate costs, net of corporate revenue of $0.4 million for the nine months ended September 30, 2019.

Reconciliation of (Loss) Income and Comprehensive (Loss) Income from continuing operations to Adjusted EBITDA and Free Cash Flow

	Nine Months Ended September 30,		Year Ended December 31,
	2019	2018	2018	2017
(Loss) income and comprehensive (loss) income—continuing operations	$(16,492)	$171,774	$140,722	$(27,775)
Amortization of intangible assets	10,227	20,251	25,144	51,739
Depreciation of property and equipment and right-of-use assets	76,961	29,181	41,980	40,388
Interest expense	93,063	41,809	57,221	59,579
Interest income	(950)	(120)	(333)	(679)
Income tax expense (recovery)	1,775	660	(479)	(367)

EBITDA(1)	164,584	263,555	264,255	122,885
Writedown of non-financial assets(2)	—	—	4,498	988
Other(3)	20,584	25,922	34,782	15,177
Share-based compensation(4)	11,267	8,441	9,029	19,631
Change in fair value of embedded derivative(5)	(3,768)	(4,110)	5,275	(9,280)
Change in fair value of cross currency interest rate swaps(6)	25,803	(21,891)	(58,531)	31,991
Loss on debt extinguishment(7)	—	15,124	15,124	16,135
Loss on debt modification(8)	—	6,264	6,264	—
Foreign exchange (gain) loss(9)	(31,057)	25,480	74,387	(49,034)
Loss (gain) on sale of property and equipment(10)	438	(192,373)	(192,545)	(31)
Non-cash deferred rent(11)	—	4,859	7,052	119
Tax adjustment for prior periods(12)	—	—	—	2,449

Adjusted EBITDA(1)(13)	187,851	131,271	169,590	151,030
Cash rent	(49,944)	—	—	—

Adjusted EBITDA (excluding the impact of IFRS 16)(1)(13)	$137,907	$131,271	$169,590	$151,030
Adjusted EBITDA Margin (excluding the impact of IFRS 16)(1)	23.1%	28.5%	25.8%	33.7%
Free Cash Flow adjustments(1)
Less maintenance capital expenditures(14)	4,342	4,245	5,626	3,805
Less interest expense pertaining to long-term debt, amortization of deferred transaction costs and premium on long-term debt and non-deductible interest and penalties(15)(18)	58,060	41,809	57,221	59,579
Less cash taxes paid(16)	1,347	3,250	3,625	—
Less mandatory debt repayments(17)	4,656	1,575	3,057	11,114

Free Cash Flow (excluding the impact of IFRS 16)(1)	$69,502	$80,392	$100,061	$76,532

Free Cash Flow Conversion (excluding the impact of IFRS 16)(1)	50.4%	61.2%	59.0%	50.7%

(1)	For more information about these Non-IFRS Financial Measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus.

(2)

Represents writedown of non-financial assets associated with the Playtime Gaming Victoria facility (2018—$4.5 million), writedown of non-financial assets associated with the old Lake City Penticton facility (2017—$0.2 million) and a suspended OSA for a community gaming center (2017—$0.8 million). See “Note 10—Property and equipment” and “Note 11—Intangible assets” to our audited consolidated financial statements included in this proxy statement/prospectus.

(3)

Represents costs associated with restructuring (Q3 2019—$9.7 million; Q3 2018—$4.4 million; 2018—$4.6 million; 2017—$0.8 million), business acquisitions (Q3 2019—$0.7 million; Q3 2018—$2.3 million; 2018—$2.8 million; 2017—$7.0 million), transaction costs (Q3 2019—$5.5 million; Q3 2018—$16.3 million; 2018—$23.8 million; 2017—$5.2 million), site pre-opening costs (Q3 2019—$2.6 million; Q3 2018—$1.4 million; 2018—$1.6 million; 2017—$1.6 million) and other expenses (Q3 2019—$2.0 million; Q3 2018—$1.5 million; 2018—$1.9 million; 2017—$0.6 million). See “Note 12— Other expenses” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 17—Other expenses” to our audited consolidated financial statements included in this proxy statement/prospectus.

(4)	Includes non-cash share-based compensation.
(5)

Represents changes in fair value of embedded derivative on long-term debt. See “Note 10—Debt” and “Note 14—Financial instruments” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” and “Note 19—Financial instruments” to our audited consolidated financial statements included in this proxy statement/prospectus.

(6)

Represents changes in fair value of cross currency interest rate swaps associated with long-term debt. See “Note 10—Debt” and “Note 14—Financial instruments” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” and “Note 19—Financial instruments” to our audited consolidated financial statements included in this proxy statement/prospectus.

(7)

Represents loss on extinguishment of debt. See “Note 10—Debt” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” to our audited consolidated financial statements included in this proxy statement/prospectus.

(8)

Represents loss on modification of debt. See “Note 10—Debt” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” to our audited consolidated financial statements included in this proxy statement/prospectus.

(9)	Represents the (gain) loss on foreign exchange related to the long-term debt.
(10)	Represents the (gain) loss on property and equipment disposed of or sold.
(11)

IFRS requires rental expense for leases to be recognized on a straight-line basis of the life of the leases rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense up to the adoption of IFRS 16 on January 1, 2019.

(12)	Represents tax adjustments related to GST/HST on ATM fees for fiscal years 2010 to 2015, which was accrued for in Q3 2017.
(13)	Adjusted EBITDA from continuing operations for the year ended December 31, 2018:

(i) does not give effect to the full period impact of the results for the Central Bundle acquired on July 18, 2018 for the year ended December 31, 2018. The financial statements presented above include approximately $17.1 million of Adjusted EBITDA contributed from the Central Bundle from July 18, 2018 through December 31, 2018.

(ii) does not give effect to the full period impact of the new OSAs. The new OSAs that became effective on April 1, 2018 include changes that increased our share of gaming revenue related to table games. Service Provider compensation from regular-limit table games, and low limit blackjack increased from 40% of Net win to 42.5%, and from 60% to 62.5%, respectively. Service Provider compensation from poker and craps increased from 75% of Net Win to 77.5%. The new OSAs also eliminated the 0.6% MTA fee from the GVRD Casinos and allow us to save 1.0% on table and poker expenses. In addition to the new OSAs, the BCLC increased the free play caps to 2.5% of commissionable Net Win for slots and 1.0% of commissionable Net Win for tables (including High-Limit Tables), retroactive to April 1, 2018. Had the new OSAs and free play cap changes been in effect since the beginning of the year, we estimate that our Adjusted EBITDA would have been higher than reported by approximately $2 million.

(iii) reflects losses relating to the labor strike in the Thompson-Okanagan Region. Beginning June 29, 2018, workers at the Thompson-Okanagan properties were on strike, which resulted in reduced gross gaming revenue, increased labor costs, and increased marketing spend. An agreement to settle the strike was ratified, and the properties resumed normal operations effective November 13, 2018. We estimate that the labor disruption in the Thompson-Okanagan region had an estimated $7.0 million adverse impact on EBITDA.

(iv) reflects losses related to the now-resolved GMS issues in the Ontario region. From June until August 2018, the Company’s new GMS experienced eight outages at key properties in the North and Southwest Ontario regions, which caused gaming floor disruptions due to slot machine inoperability. The outages impacted peak hours of operations, the Canada Day Holiday weekend, and several mid-week promotional nights. We estimate that the GMS problems in the Ontario region caused an estimated $2.1 million adverse impact on EBITDA. The issues with the GMS have been addressed, and the system has been stable since mid-August 2018.

The estimates noted above are based in part on assumptions and estimates of prospective results and actual results might have differed from such estimates materially. Furthermore, the achievement of such estimated impacts in future periods are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. As a result, no assurances can be made that the estimated impacts will be realized in the amounts expected in future periods. See “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors—Risks Related to Acquisitions and Capital Projects” and “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination —A significant portion of our labor force is covered by collective bargaining agreements. Wage and/or benefit increases resulting from the renewal of a collective bargaining agreement or our inability to reach an agreement with the unions could have an adverse impact on our operations.”

(14)

Represents maintenance capital expenditures. See “Note 6—Property and equipment” to our Unaudited Condensed Consolidated Interim Financial Statements included in this proxy statement/prospectus and “Note 10—Property and equipment” to our Audited Consolidated Financial Statements included in this proxy statement/prospectus. For the nine months ended September 30, 2019, the Company incurred total capital expenditures of $92,069 of which $88 related to capital expenditures for discontinued operations held for sale, $87,639 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $4,342 is related to maintenance capital expenditures. For the nine months ended September 30, 2018, the company incurred total capital expenditures of $97,053 of which $28,102 related to capital expenditures for discontinued operations held for sale, $64,706 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $4,245 is related to maintenance capital expenditures. For 2018, the company incurred total capital expenditures of $133,425, of which $28,968 related to capital expenditures for discontinued operations held for sale, $98,831 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $5,626 is related to maintenance capital expenditures. For 2017, the company incurred total capital expenditures of $99,784, of which $35,532 related to capital expenditures for discontinued operations held for sale, $60,447 relates to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $3,805 is related to maintenance capital expenditures.

(15)

Represents interest expense related to our long-term debt, amortization of deferred transaction costs and premium on long-term debt and non-deductible interest and penalties. See “Note 13—Interest expense” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 18—Interest expense” to our audited consolidated financial statements included in this proxy statement/prospectus.

(16)	Represents cash taxes paid. See “Consolidated Statements of Cash Flows” in our audited consolidated financial statements included in this proxy statement/prospectus.
(17)

Represents our mandatory debt repayments. See “Consolidated Statements of Cash Flows” in our audited consolidated financial statements included in this proxy statement/prospectus. For the year ended December 31, 2018, we excluded the repayment of US$402,975 or $505,532 and $81,601 to discharge our old credit facility and a mortgage attached to our Langley property, respectively, pursuant to the refinancing completed in March 2018. For the year ended December 31, 2017, we excluded the repayment of $500,850 made to discharge our old credit facility and senior secured notes pursuant to the refinancing completed in February 2017. See “Note 14—Long-term debt” to our audited consolidated financial statements included in this proxy statement/prospectus.

(18)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. 2018 and 2017 reported figures were not restated. Rent expense was replaced by depreciation and interest expense. During the nine months ended September 30, 2019, lease interest of $35.0 million was recognized and excluded for the purpose of calculating free cash flow. See “Note 4—Significant accounting policies” and “Note 13—Interest expense” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus.

SELECTED SUMMARY HISTORICAL FINANCIAL INFORMATION OF LACQ

LACQ is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Transactions.

LACQ’s selected historical financial information is derived from (i) audited financial statements included elsewhere in this proxy statement/prospectus for the period from September 11, 2017 (inception) through December 31, 2017 and for the year ended December 31, 2018 and (ii) unaudited financial statements included elsewhere in this proxy statement/prospectus for the periods ended September 30, 2018 and September 30, 2019.

The information is only a summary and should be read in conjunction with each of LACQ’s and Holdings’ consolidated financial statements and related notes and “Other Information Related to LACQ —LACQ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of the LACQ or Holdings. All amounts are in US dollars. Certain amounts that appear in this section may not sum due to rounding.

Selected Historical Financial Information—LACQ

	For the nine months ended September 30, 2019 (unaudited)	For the nine months ended September 30, 2018 (unaudited)	For the year ended December 31, 2018 (audited)	For the period from September 11, 2017 (inception) to December 31, 2017 (audited)
Statement of Operations Data:
Revenues	$—	$—	$—	$—
Loss from operations	(1,399,530)	(729,859)	(959,240)	(146,695)
Interest income	3,497,481	2,515,625	3,626,792	157,388
Net income (loss)	1,684,538	1,398,825	2,122,033	(31,193)
Basic and diluted net loss per common share	(0.18)	(0.14)	(0.22)	(0.01)
Weighted average shares outstanding, basic and diluted(1)(2)	6,062,609	5,994,905	6,022,703	6,184,506

	As of September 30, 2019 (unaudited)	As of December 31, 2018 (audited)	As of December 31, 2017 (audited)
Balance Sheet Data:
Total Current Assets	$1,378,243	$1,916,016	$2,307,174
Cash and marketable securities held in	205,832,491	202,915,739	200,119,137
Total assets	207,210,734	204,831,755	202,426,311
Total liabilities	8,134,091	7,439,650	7,156,239
Common stock subject to possible redemption, 18,860,476 shares, 18,960,928 shares and 19,015,680 shares at redemption value at September 30, 2019, December 31, 2018 and December 31, 2017, respectively	194,076,642	192,392,104	190,270,071
Total Stockholders’ equity	5,000,001	5,000,001	5,000,001

(1)

Excludes an aggregate of 18,860,476, 18,974,158, 18,960,928 and 19,015,680 shares subject to possible redemption at September 30, 2019, September 30, 2018, December 31, 2018 and 2017, respectively. In addition, December 31, 2017, also excludes an aggregate of 750,000 shares held by the initial stockholders that were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full.

(2)

Net loss per common share—basic and diluted excludes income attributable to common stock subject to possible redemption of $2,766,826, $2,265,679, $3,464,722 and $51,421 for the nine months ended September 30, 2019 and September 30, 2018, the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017, respectively (see Note 1).

GATEWAY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of our financial condition and results of operations together with the information in “Presentation of Financial Matters and Other Information,” “Selected Summary Historical Information of Gateway,” and our consolidated financial statements, including the notes thereto. The following discussion is based on our financial information prepared in accordance with IFRS as issued by the IASB, which may differ in material respects from generally accepted accounting principles in other jurisdictions, including US GAAP. The following discussion includes forward-looking statements that involve risks, uncertainties and assumptions. See “Cautionary Note Regarding Forward-Looking Statements.” Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including but not limited to those described under “Risk Factors” and elsewhere in this proxy statement/prospectus.

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.” Except as otherwise indicated, financial, operating and other data presented in this section excludes discontinued operations.

Overview

We are one of the largest and most diversified gaming and entertainment companies in Canada based on the number of properties we operate and the aggregate number of gaming positions across our properties. We currently operate 25 gaming properties in British Columbia, or BC, and Ontario, which we believe are located in attractive gaming regions with favorable gaming demographics, urban or suburban economies, and growing populations.

At September 30, 2019, our properties (including properties leased by us) have over one million square feet of gaming space and feature 12,815 slot machines, 365 table games (inclusive of 40 poker tables), and 936 bingo seats. Together with our business partners, we offer a wide range of amenities at or adjoining our properties to support our gaming operations. These amenities differentiate our gaming and entertainment offerings from our competition and include three hotels and convention centers, 72 food and beverage (“F&B”), outlets of which 26 venues feature live entertainment. We actively seek opportunities to expand and enhance our existing properties and to acquire and develop additional properties.

Since May 2017, we expanded our business into the Province of Ontario, which is Canada’s largest gaming region by revenue. The acquisition of nine gaming operations in Southwest Ontario and North Ontario and two gaming operations in Central Ontario have increased our size and regional diversity and generate a significant percentage of our current and future financial results. Prior to these acquisitions, our consolidated results of operations were driven largely by our operations in BC, where 15 of the then 17 gaming operations were located.

On January 14, 2019, we acquired Chances Casino Kamloops, or Chances Kamloops. On March 1, 2019, we acquired Chances Signal Point. These acquisitions feature 323 slot machines, 416 bingo seats and four F&B outlets. On August 8, 2019, we relocated our Dresden Casino and rebranded it as Cascades Casino Chatham, which features 317 slot machines, nine table games and three F&B outlets.

We have developed four principal casino brands: Grand Villa, Cascades, Starlight, and Playtime. Each brand offers a distinct customer experience. As of September 30, 2019, one of our properties was branded as Grand Villa, two branded as Starlight and four were branded as Cascades. We intend to rebrand our remaining properties as they are redeveloped. We have also developed five proprietary F&B brands: Atlas Steak + Fish, or Atlas, MATCH Eatery and Public House, or MATCH, Chow Noodle Bar, or CHOW, The Buffet and Halley’s Supper Club, or Halley’s. Our properties are generally branded according to market size, market growth potential and local community character, with proximity to our other brands also playing a key role in the branding decision process. This proprietary branding strategy is meant to associate our properties with exciting local entertainment experiences, serve to attract new customers and drive increased visitation and loyalty from existing customers. This branding strategy has been implemented at most of our BC properties and we are rolling this branding strategy out in Ontario as we redevelop existing properties or build new properties.

As at September 30, 2019, we made a formal decision to sell our Edmonton Region operations, which are comprising of Grand Villa Casino Edmonton, Starlight Casino Edmonton and the regional corporate office in Edmonton. As a result of these plans, the Edmonton Region has been presented as discontinued operations and our operational results have been retroactively restated. See also “—Discontinued Operations” and “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.”

Summary of Factors and Trends Affecting Our Performance

The following section provides a summary of the primary factors that have affected and which we expect will continue to affect our financial performance. Several of these factors are also associated with risks that affect our business.

Our Expansion and Enhancement Strategy

Over the last four years we have implemented an ambitious property expansion and enhancement growth strategy. This strategy is focused on expanding, relocating, renovating and improving our existing properties in Western Canada, deploying our proven strategies at our recently acquired properties in Ontario, and developing new projects in underpenetrated gaming markets. Central to the success of this strategy are our proprietary casino and F&B brands which are designed to attract new customers, drive increased visitation and create loyalty with existing and new customers.

Major recent expansion initiatives over the past year include:

•

expansion of Grand Villa Casino Burnaby, which included 130 incremental slot machines and the introduction of a pulse gaming arena with 35 units, relocation and refresh of the poker room and high limit room, and renovations of the hotel lobby;

•

opening of our new Cascades Casino Chatham (replacing our property in Dresden) on August 8, 2019 with a capital investment of approximately $36.4 million, which included 317 slot machines, the introduction of nine table games, and three new food and beverage outlets (MATCH, The Buffet, and a casino bar);

•

expansion of our Cascades Casino Langley, including expanded gaming space, a refresh of the hotel and casino, an expansion of the patio at MATCH and the introduction of a new Atlas, which was completed in August 2019 at a capital investment of approximately $19 million;

•

expansion and rebranding of our Playtime Casino Hanover, completed on April 11, 2019, with a capital investment of approximately $22.3 million, including the addition of two food and beverage outlets (MATCH and The Buffet);

•	renovation and introduction of table games at Gateway Casino Innisfil on February 28, 2019 with a capital investment of approximately $4.6 million;

•

expansion and rebranding of our Starlight Casino Point Edward on November 29, 2018 with a capital investment of approximately $27.6 million, including the addition of three food and beverage outlets (MATCH, The Buffet and Nova Bar);

Future new developments and relocations include for properties in (1) North Bay, Ontario; (2) Wasaga Beach, Ontario; (3) Kenora, Ontario; (4) Delta, BC; and (5) Mission, BC. We also plan to redevelop and rebrand our properties in London, Ontario (Western Fair) and Sudbury, Ontario (Sudbury Downs Slots). The estimated total spend is approximately $305.0 million to $325.0 million.

Our expansion and enhancement strategy has generally benefited our financial performance overall as well as on a property by property basis. Construction at existing facilities, in some cases, may temporarily reduce gaming activity at affected properties, thereby resulting in reduced profitability compared to certain prior periods.

In January 2019, we acquired Chances Kamloops, which makes us the sole gaming provider in Kamloops. In March 2019, we acquired Chances Signal Point. The combined purchase price was $38.9 million. These strategic acquisitions were the latest steps in our continued growth.

Consumer Trends

The Canadian gaming industry is subject to shifts in consumer trends and preferences and our revenue and operating results depend, in part, on our ability to respond to such changes in a timely manner. Due to our broad range of gaming facilities and F&B outlets, we believe that we are well-positioned to respond to these shifts in consumer trends and preferences.

Our revenue is also impacted by consumer spending habits, including spending on gaming and entertainment activities, which are affected by many factors that are beyond our control, including, but not limited to, prevailing economic conditions, levels of employment, fuel prices, salaries and wages, the availability of consumer credit, and consumers’ perceptions of economic conditions.

Our Private-Public Partnerships and Underpenetrated Markets

In BC and Ontario, provincial Crown corporations, which include BCLC and the OLG, and regulatory bodies, which include the GPEB and AGCO oversee the gaming industry and license private service providers to operate casinos within each of their respective provinces.

The Canadian gaming industry is characterized by mutually beneficial public-private relationships and underpenetrated markets. As a result of these industry specific features, we have been able to drive increased visitation and spend at our facilities using our proven enhancement and expansion strategy.

In BC, the BCLC controls the addition of new gaming positions to ensure that markets are neither over saturated nor under served. In Ontario, the OLG manages competition by delineating geographic regions in which only a single gaming operator may operate.

Potential increased competition in the future may result in a loss of market share. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—The gaming industry is highly competitive and we may lose market share to our local competitors.”

Economic Conditions

Our financial performance generally correlates to global and regional economic conditions. However, many of our properties operate in stable, locally-driven and under-penetrated markets and we believe our business has been more resilient to downturns in the Canadian economy compared to operations in U.S. regional and destination gaming jurisdictions. In particular, our properties in BC have generated stable revenue over the past three years.

Seasonality

We are subject to seasonality in our operations in the Thompson-Okanagan region in BC and in Ontario. Specifically, operations in these markets experience lower visitation during the first and fourth quarters of the year due to the relativity harsher winter conditions in these regions compared to the rest of the regions in which we operate. Additionally, the Thompson-Okanagan region experiences significant levels of tourism in the second and third quarters of the year, which benefit our operations through direct tourist visitation. We also benefit from the economic impacts of tourism in these regions as it results in greater disposable income for residents.

Weather

Extreme weather conditions in the areas in which our facilities are located may temporarily adversely affect our business and financial results at certain of our properties. For example, frequent or unusually heavy snowfall, ice storms, rainstorms, flooding or other extreme weather conditions have, in certain cases, correlated with reduced gaming activity at our affected properties. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—Unusual weather, natural disasters, geo-political events or acts of terrorism could adversely affect our operations and financial results.”

Regulatory Changes and Changes to our Operating Agreements or Gaming Licenses

Our interests are generally aligned with the Gaming Authorities and Gaming Regulators and our performance has not historically been materially negatively impacted by changes to the regulatory regime governing the Canadian gaming industry. However, due to the highly regulated nature of our business, changes to our operating agreements and/or provincial gaming regulations have and will impact our financial results in certain cases. We do not anticipate significant changes in the near-term as many of our properties have long-term operating agreements.

Operating Segments

We manage our business and report financial results in seven reporting segments: (i) Grand Villa Casino Burnaby; (ii) Cascades Casino Langley; (iii) Starlight Casino New Westminster; (iv) the Thompson-Okanagan Region; (v) the CGCs; (vi) the Ontario Region; and (vii) Corporate.

The Thompson-Okanagan Region is comprised of: (i) Cascades Casino Kamloops; (ii) Playtime Casino Kelowna; (iii) Cascades Casino Penticton; and (iv) Lake City Casino Vernon. We operate the only full-service casinos in the Thompson-Okanagan Region and do not anticipate any new casinos entering the region in the near-future.

The CGCs segment is comprised of: (i) Chances Mission, (ii) Chances Squamish; (iii) Chances Playtime Abbotsford; (iv) Chances Kamloops; (v) Chances Signal Point; (vi) Chances Playtime Campbell River; (vii) Chances Playtime Courtenay; (viii) the Newton Bingo Country (which ceased operation on April 21, 2018); and (ix) Playtime Gaming Victoria (which ceased operation December 31, 2018).

The Ontario Region is our largest reporting segment by revenue and is comprised of: (i) Cascades Casino Chatham (formerly Dresden); (ii) Playtime Casino Hanover; (iii) Starlight Casino Point Edward; (iv) Casino Rama Resort; and facilities located in (v) London; (vi) Woodstock; (vii) Clinton; (viii) Sudbury; (ix) Thunder Bay; (x) Sault Ste. Marie; and (xi) Innisfil.

The “Corporate” segment includes expenses incurred for non-site specific staff, such as finance, human resources, marketing and development departments, professional fees, rent and certain other miscellaneous items, on a consolidated basis and not as expenses specific to any operating segment. Accordingly, segmented results and calculation of Adjusted Property EBITDA exclude Corporate. Corporate includes the Company’s headquarters, located in Burnaby, BC, as well as regional offices in: Kelowna, BC and London, Ontario.

As of September 30, 2019, the financial results of the Edmonton Region are presented as discontinued operations and the operational results have been retroactively stated. See also “—Discontinued Operations.”

How We Assess the Performance of Our Business

The key performance indicators referenced below are used by management in evaluating our performance and assessing our results of operation and trends affecting our business. We refer to certain key performance indicators used by management and typically used by similar companies operating in the gaming industry, certain of which are not recognized under IFRS.

Revenue

Our revenue is primarily earned from the operation of gaming activities, with additional revenue generated from our non-gaming amenities, which include restaurants, bars, live entertainment venues, and automated teller machines, or ATMs, associated with our gaming facilities, as well as hotels and convention centers. The BCLC, GPEB, OLG and AGCO are responsible for managing and conducting or regulating gaming activities in the regions in which Gateway operates. As a gaming operator, Gateway provides facilities and operational services to the BCLC and OLG under 20 to 23 year operating agreements and, in return, receives commissions from gaming activities conducted at its properties. The Company receives 100% of the revenues from non-gaming activities.

The Company assesses the revenues earned from slot machines, table games, bingo and other electronic games, and compares the amounts wagered and amounts retained in order to understand and measure the performance of its individual gaming facilities.

Gaming revenues are measured by the aggregate net difference between gaming wins and losses. Gateway measures the performance of its table games by evaluating the Table Win % for a particular period against cumulative average Table Win % (normalized Table Win %). High limit gaming increases the potential for volatility in table games results and Table Win %. Slot performance is measured by comparing the actual Slot Win % for a period against the theoretical Slot Win %.

Operating Expenses and Capital Expenditures

Our expenses primarily relate to human resource costs, operating costs, marketing expenses, lease-related occupancy (up to January 1, 2019, the date of IFRS 16 adoption), F&B costs and other costs. The Company’s growth capital expenditures relate to the development, expansion and major renovation of its facilities and include costs of acquisition and construction, as well as related furniture, fixtures, equipment and other infrastructure. Maintenance capital expenditures are generally comprised of capital costs to maintain the Company’s facilities, as well as costs to replace furniture, fixtures and equipment. The BCLC in BC own and maintain the slot machines and other gaming machines and is solely responsible for the cost of such machines and the gaming information systems used in its casinos and CGCs. The BCLC is also primarily responsible for the table game supplies used in BC. Gateway owns and leases all of the slot machines and other gaming machines used in the operation of its properties in the Ontario Region and is responsible for the cost of acquiring and maintaining all gaming equipment.

Adjusted EBITDA

We use Adjusted EBITDA to manage our operating results. Adjusted EBITDA is presented exclusively as a supplemental disclosure because management believes that Adjusted EBITDA is widely used to measure the performance, and as a basis for valuation, of gaming companies, and is therefore useful in measuring performance at a property or segment level as well. Adjusted EBITDA means EBITDA plus (i) share-based compensation, (ii) change in fair value of embedded derivative, (iii) change in fair value of cross currency interest rate swaps, (iv) loss on debt extinguishment, (v) loss on debt modification, (vi) foreign exchange (gain) loss, (vii) (gain) loss on sale of property and equipment, (viii) non-cash deferred rent, (ix) tax adjustment for prior periods, (x) business acquisition, transaction, site pre-opening, restructuring and other, and (xi) writedown of non-financial assets. For more information about non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus. For a reconciliation of Adjusted EBITDA to its most directly comparable measures calculated in accordance with IFRS, see “Selected Summary Historical Financial Information.”

Adjusted Property EBITDA

We use Adjusted Property EBITDA to manage the operating results of our segments. Adjusted Property EBITDA is presented exclusively as a supplemental disclosure because management believes that Adjusted Property EBITDA is widely used to measure the performance, and as a basis for valuation, of gaming companies, and is therefore useful in measuring performance at a property or segment level as well. For more information about non-IFRS financial measures, see “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus. For a reconciliation of Adjusted Property EBITDA to its most directly comparable measures calculated in accordance with IFRS, see “Selected Summary Historical Financial Information of Gateway” and “—Results of Operations” elsewhere in this proxy statement/prospectus.

Results of Operations

Select Annual Consolidated Information

The following tables present selected financial information of our consolidated operations for the nine months ended September 30, 2019 and 2018 and the fiscal years ended December 31, 2018 and 2017.

Consolidated Statement of Financial Performance

	Nine Months Ended September 30,		Year ended December 31,
(In thousands of $)	2019	2018	2018	2017
Revenues
Gaming	$489,351	$384,741	$546,130	$362,234
Food and beverage	63,088	45,428	64,989	56,847
Hotel, Automated Teller Machines and Other	43,951	31,188	45,882	28,702

Total Revenues	596,390	461,357	657,001	447,783

Expenses
Operating expenses(1)	408,539	334,945	494,463	299,321
Amortization and depreciation	87,188	49,432	67,124	92,127
Writedown of non-financial assets(2)	—	—	4,498	988
Other(3)	20,584	25,922	34,782	15,177
Share-based compensation	11,267	8,441	9,029	19,631
Other expenses (income)(4)	83,529	(129,817)	(93,138)	48,681
Income tax expense (recovery)	1,775	660	(479)	(367)

Total Expenses	612,882	289,583	516,279	475,558

Net (loss) income and comprehensive (loss) income from continuing operations	(16,492)	171,774	140,722	(27,775)
Net loss from discontinued operations, net of tax	(82,649)	(15,542)	(21,667)	(37,299)

(Loss) income and comprehensive (loss) income	(99,141)	156,232	119,055	(65,074)

Income attributable to non-controlling interest	7	7	10	10

(Loss) income and comprehensive (loss) income to shareholders of the Company	$(99,148)	$156,225	$119,045	$(65,084)

(Loss) income per share (expressed in $ per share)
Basic and diluted (loss) income per share from continuing operations	$(0.42)	$4.35	$3.57	$(0.71)
Basic and diluted (loss) income per share from discontinued operations	$(2.10)	$(0.39)	$(0.55)	$(0.94)
Basic and diluted (loss) income per share, total	$(2.52)	$3.96	$3.02	$(1.65)

(1)	Represents the human resources, operating, marketing and promotion, occupancy and cost of food and beverage line items of our consolidated statements of operations and comprehensive (loss) income.

(2)

Represents a writedown of non-financial assets associated with Playtime Gaming Victoria of $4.5 million for the year ended December 31, 2018. Represents a writedown of non-financial assets on a suspended OSA for a community gaming center of $0.8 million, and on the Lake City Casino Penticton of $0.2 million for the year ended December 31, 2017. See “Note 10—Property and equipment” and “Note 11—Intangible assets” to our audited consolidated financial statements included in this proxy statement/prospectus.

(3)

Represents costs associated with restructuring (Q3 2019—$9.7 million; Q3 2018—$4.4 million; 2018—$4.6 million; 2017—$0.8 million), business acquisitions (Q3 2019—$0.7 million; Q3 2018—$2.3 million; 2018—$2.8 million; 2017—$7.0 million), transaction costs (Q3 2019—$5.5 million; Q3 2018—$16.3 million; 2018—$23.8 million; 2017—$5.2 million), site pre-opening costs (Q3 2019—$2.6 million; Q3 2018—$1.4 million; 2018—$1.6 million; 2017—$1.6 million) and other expenses (Q3 2019—

$2.0 million; Q3 2018—$1.5 million; 2018—$1.9 million; 2017—$0.6 million). See “Note 12— Other expenses” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 17—Other expenses” to our audited consolidated financial statements included in this proxy statement/prospectus.

(4)

Other expenses include net interest expense (Q3 2019—$92.1 million; Q3 2018—$41.7 million; 2018—$56.9 million; 2017—$58.9 million), change in fair value of embedded derivative (Q3 2019—($3.8 million); Q3 2018—($4.1 million); 2018—$5.3 million; 2017—($9.3 million)), change in fair value of cross currency interest rate swaps (Q3 2019—$25.8 million; Q3 2018—($21.9 million); 2018—($58.5 million); 2017—$32.0 million), loss on debt extinguishment (Q3 2019—$nil; Q3 2018—$15.1 million; 2018—$15.1 million; 2017—$16.1 million), loss on debt modification (Q3 2019—$nil; Q3 2018—$6.3 million; 2018—$6.3 million; 2017—$nil), loss (gain) on sale of property and equipment (Q3 2019—$0.4 million; Q3 2018—($192.4 million); 2018—($192.5 million); 2017—$nil), and foreign exchange (gain) loss (Q3 2019—($31.1 million); Q3 2018—$25.5 million; 2018—$74.4 million; 2017—($49.0 million)). For the nine months ended September 30, 2019 and 2018 see “Condensed Consolidated Interim Statements of Operations and Comprehensive (Loss) Income” in our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus. For the years ended December 31, 2018 and 2017 see “Consolidated Statements of Operations and Comprehensive Income (Loss)” in our audited consolidated financial statements included in this proxy statement/prospectus.

Consolidated Statements of Financial Position

	September 30,	As at December 31,
(In thousands of $)	2019(2)	2018	2017
Total assets	$1,585,670	$985,086	$1,036,370
Total liabilities	1,987,574	1,075,035	1,096,523
Total non-current financial liabilities(1)	1,532,580	944,150	886,954

(1)	Non-current financial liabilities represent deferred consideration payable, deferred rent, long-term lease liability and long-term debt.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach and resulted in an increase in right-of-use assets and lease liability of $690,495 and $745,795, respectively. 2018 and 2017 reported figures were not restated. See “—New Accounting Standards Applied This Period.”

Other Data

The following table provides Adjusted EBITDA and total Adjusted Property EBITDA from continuing operations for the periods indicated:

	Nine Months Ended September 30,			Year Ended December 31,
(In thousands of $)	2019		2018	2018	2017
Adjusted EBITDA—continuing operations(1)	$187,851		$131,271	$169,590	$151,030
Corporate Costs, net of corporate revenue	28,839	(3)	24,307	33,854	24,096

Total Adjusted Property EBITDA—continuing operations(1)	$216,690		$155,578	$203,444	$175,126

Excluding the impact of IFRS 16(2)
Adjusted EBITDA—continuing operations(1)	$137,907		$131,271	$169,590	$151,030
Corporate Costs, net of corporate revenue	29,227		24,307	33,854	24,096

Total Adjusted Property EBITDA—continuing Operations(1)	$167,134		$155,578	$203,444	$175,126

(1)

For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus. For a reconciliation of Adjusted EBITDA to its most directly comparable measures calculated in accordance with IFRS, see the table immediately below. These non-IFRS financial measures exclude amounts attributable to discontinued operations.
(2)	IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. 2018 and 2017 reported figures were not restated.
(3)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in occupancy expense and Corporate costs, net of corporate revenue of $0.4 million for the nine months ended September 30, 2019.

Reconciliation of (Loss) Income and Comprehensive (Loss) Income from continuing operations to Adjusted EBITDA and Free Cash Flow

	Nine Months Ended September 30,		Year Ended December 31,
	2019	2018	2018	2017
(Loss) income and comprehensive (loss) income—continuing operations	$(16,492)	$171,774	$140,722	$(27,775)
Amortization of intangible assets	10,227	20,251	25,144	51,739
Depreciation of property and equipment and right-of-use assets	76,961	29,181	41,980	40,388
Interest expense	93,063	41,809	57,221	59,579
Interest income	(950)	(120)	(333)	(679)
Income tax expense (recovery)	1,775	660	(479)	(367)

EBITDA(1)	164,584	263,555	264,255	122,885
Writedown of non-financial assets(2)	—	—	4,498	988
Other(3)	20,584	25,922	34,782	15,177
Share-based compensation(4)	11,267	8,441	9,029	19,631
Change in fair value of embedded derivative(5)	(3,768)	(4,110)	5,275	(9,280)
Change in fair value of cross currency interest rate swaps(6)	25,803	(21,891)	(58,531)	31,991
Loss on debt extinguishment(7)	—	15,124	15,124	16,135
Loss on debt modification(8)	—	6,264	6,264	—
Foreign exchange (gain) loss(9)	(31,057)	25,480	74,387	(49,034)
Loss (gain) on sale of property and equipment(10)	438	(192,373)	(192,545)	(31)
Non-cash deferred rent(11)	—	4,859	7,052	119
Tax adjustment for prior periods(12)	—	—	—	2,449

Adjusted EBITDA(1)(13)	187,851	131,271	169,590	151,030
Cash rent	(49,944)	—	—	—

Adjusted EBITDA, (excluding the impact of IFRS 16)(1)(13)	$137,907	$131,271	$169,590	$151,030

Adjusted EBITDA Margin (excluding the impact of IFRS 16)(1)	23.1%	28.5%	25.8%	33.7%
Free Cash Flow adjustments(1)
Less maintenance capital expenditures(14)	4,342	4,245	5,626	3,805
Less interest expense pertaining to long-term debt, amortization of deferred transaction costs and premium on long-term debt and non-deductible interest and penalties (15)(18)	58,060	41,809	57,221	59,579
Less cash taxes paid(16)	1,347	3,250	3,625	—
Less mandatory debt repayments(17)	4,656	1,575	3,057	11,114

Free Cash Flow (excluding the impact of IFRS 16)(1)	$69,502	$80,392	$100,061	$76,532

Free Cash Flow Conversion (excluding the impact of IFRS 16)(1)	50.4%	61.2%	59.0%	50.7%

(1)

For more information about these Non-IFRS Financial Measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in this proxy statement/prospectus. These non-IFRS financial measures exclude amounts attributable to discontinued operations.

(2)

Represents writedown of non-financial assets associated with the Playtime Gaming Victoria facility (2018—$4.5 million), writedown of non-financial assets associated with the old Lake City Penticton facility (2017—$0.2 million) and a suspended OSA for a community gaming center (2017—$0.8 million). See “Note 10—Property and equipment” and “Note 11—Intangible assets” to our audited consolidated financial statements included in this proxy statement/prospectus.

(3)

Represents costs associated with restructuring (Q3 2019—$9.7 million; Q3 2018—$4.4 million; 2018—$4.6 million; 2017—$0.8 million), business acquisitions (Q3 2019—$0.7 million; Q3 2018—$2.3 million; 2018—$2.8 million; 2017—$7.0 million), transaction costs (Q3 2019—$5.5 million; Q3 2018—$16.3 million; 2018—$23.8 million; 2017—$5.2 million), site pre-opening costs (Q3 2019—$2.6 million; Q3 2018—$1.4 million; 2018—$1.6 million; 2017—$1.6 million) and other expenses (Q3 2019—$2.0 million; Q3 2018—$1.5 million; 2018—$1.9 million; 2017—$0.6 million). See “Note 12— Other expenses” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 17—Other expenses” to our audited consolidated financial statements included in this proxy statement/prospectus.

(4)	Includes non-cash share-based compensation.
(5)

Represents changes in fair value of embedded derivative on long-term debt. See “Note 10—Debt” and “Note 14—Financial instruments” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” and “Note 19—Financial instruments” to our audited consolidated financial statements included in this proxy statement/prospectus.

(6)

Represents changes in fair value of cross currency interest rate swaps associated with long-term debt. See “Note 10—Debt” and “Note 14—Financial instruments” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” and “Note 19—Financial instruments” to our audited consolidated financial statements included in this proxy statement/prospectus.

(7)

Represents loss on extinguishment of debt. See “Note 10—Debt” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” to our audited consolidated financial statements included in this proxy statement/prospectus.

(8)

Represents loss on modification of debt. See “Note 10—Debt” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14—Long-term debt” to our audited consolidated financial statements included in this proxy statement/prospectus.

(9)	Represents the (gain) loss on foreign exchange related to the long-term debt.
(10)	Represents the (gain) loss on property and equipment disposed of or sold.
(11)

IFRS requires rental expense for leases to be recognized on a straight-line basis of the life of the leases rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense up to the adoption of IFRS 16 on January 1, 2019.

(12)	Represents tax adjustments related to GST/HST on ATM fees for fiscal years 2010 to 2015, which was accrued for in Q3 2017.
(13)	Adjusted EBITDA from continuing operations for the year ended December 31, 2018:

(i)

does not give effect to the full period impact of the results for the Central Bundle acquired on July 18, 2018 for the year ended December 31, 2018. The financial statements presented above include approximately $17.1 million of Adjusted EBITDA contributed from the Central Bundle from July 18, 2018 through December 31, 2018.

(ii)

does not give effect to the full period impact of the new OSAs. The new OSAs that became effective on April 1, 2018 include changes that increased our share of gaming revenue related to table games. Service Provider compensation from regular – limit table games and low limit blackjack game increased from 40% of Net Win to 42.5%, and from 60% to 62.5%, respectively. Service Provider compensation from poker and craps increased from 75% of Net Win to 77.5%. The new OSAs also eliminated the 0.6% MTA fee from the GVRD Casinos and allow us to save 1.0% on table and poker expenses. In addition to the new OSAs, the BCLC increased the free play caps to 2.5% of commissionable Net Win for slots and 1.0% of commissionable Net Win for tables (including High-Limit Tables), retroactive to April 1, 2018. Had the new OSAs and free play cap changes been in effect since the beginning of the year, we estimate that our Adjusted EBITDA would have been higher than reported by approximately $2 million.

(iii)

reflects losses relating to the labor strike in the Thompson-Okanagan Region. Beginning June 29, 2018, workers at the Thompson-Okanagan properties were on strike, which resulted in reduced gross gaming revenue, increased labor costs, and increased marketing spend. An agreement to settle the strike was ratified, and the properties resumed normal operations effective November 13, 2018. We estimate that the labor disruption in the Thompson-Okanagan region had an estimated $7.0 million adverse impact on EBITDA.

(iv)

reflects losses related to the now-resolved GMS issues in the Ontario region. From June until August 2018, the Company’s new GMS experienced eight outages at key properties in the North and Southwest Ontario regions, which caused gaming floor disruptions due to slot machine inoperability. The outages impacted peak hours of operations, the Canada Day Holiday weekend, and several mid-week promotional nights. We estimate that the GMS problems in the Ontario region caused an estimated $2.1 million adverse impact on EBITDA. The issues with the GMS have been addressed, and the system has been stable since mid-August 2018.

The estimates noted above are based in part on assumptions and estimates of prospective results and actual results might have differed from such estimates materially. Furthermore, the achievement of such estimated impacts in future periods are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. As a result, no assurances can be made that the estimated impacts will be realized in the amounts expected in future periods. See “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors—Risks Related to Acquisitions and Capital Projects” and “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination —A significant portion of our labor force is covered by collective bargaining agreements. Wage and/or benefit increases resulting from the renewal of a collective bargaining agreement or our inability to reach an agreement with the unions could have an adverse impact on our operations.”

(14)

Represents maintenance capital expenditures. See “Note 6—Property and equipment” to our Unaudited Condensed Consolidated Interim Financial Statements included in this proxy statement/prospectus and “Note 10—Property and equipment” to our Audited Consolidated Financial Statements included in this proxy statement/prospectus. For the nine months ended September 30, 2019, the Company incurred total capital expenditures of $92,069 of which $88 related to capital expenditures for discontinued operations held for sale, $87,639 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $4,342 is related to maintenance capital expenditures. For the nine months ended September 30, 2018, the company incurred total capital expenditures of $97,053 of which $28,102 related to capital expenditures for discontinued operations held for sale, $64,706 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $4,245 is related to maintenance capital expenditures. For 2018, the company incurred total capital expenditures of $133,425, of which $28,968 related to capital expenditures for discontinued operations held for sale, $98,831 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $5,626 is related to maintenance capital expenditures. For 2017, the company incurred total capital expenditures of $99,784, of which $35,532 related to capital expenditures for discontinued operations held for sale, $60,447 relates to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $3,805 is related to maintenance capital expenditures.

(15)

Represents interest expense related to our long-term debt, amortization of deferred transaction costs and premium on long-term debt and non-deductible interest and penalties. See “Note 13—Interest expense” to our unaudited condensed consolidated interim financial statements included in this proxy statement/

prospectus and “Note 18—Interest expense” to our audited consolidated financial statements included in this proxy statement/prospectus
(16)	Represents cash taxes paid. See “Consolidated Statements of Cash Flows” in our audited consolidated financial statements included in this proxy statement/prospectus.
(17)

Represents our mandatory debt repayments. See “Consolidated Statements of Cash Flows” in our audited consolidated financial statements included in this proxy statement/prospectus. For the year ended December 31, 2018, we excluded the repayment of US$402,975 or $505,532 and $81,601 to discharge our old credit facility and a mortgage attached to our Langley property, respectively, pursuant to the refinancing completed in March 2018. For the year ended December 31, 2017, we excluded the repayment of $500,850 made to discharge our old credit facility and senior secured notes pursuant to the refinancing completed in February 2017. See “Note 14—Long term debt” to our audited consolidated financial statements included in this proxy statement/prospectus.

(18)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. 2018 and 2017 reported figures were not restated. Rent expense was replaced by depreciation and interest expense. During the nine months ended September 30, 2019, lease interest of $35.0 million was recognized and excluded for the purpose of calculating free cash flow. See “Note 4—Significant accounting policies” and “Note 13—Interest expense” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus.

Nine months ended September 30, 2019 compared to nine months ended September 30, 2018

The following section provides an overview of our financial performance for the nine months ended September 30, 2019 compared to the nine months ended September 30, 2018.

Revenue

Revenue was $596.4 million for the nine months ended September 30, 2019, representing an increase of $135.0 million, or 29.3% when compared to the nine months ended September 30, 2018. The increase for the nine months ended September 30, 2019 was attributable primarily to the inclusion of Central Ontario properties for the full reporting period, the newly acquired Chances Kamloops in January 2019 and Chances Signal Point in March 2019. During the three months ended September 30, 2019, revenue increased when compared to the three months ended September 30, 2018. This was due to the inclusion of Chances Kamloops and Chances Signal Point and an increase in revenue in our Thompson-Okanagan region due to lower revenues in 2018 resulting from the labor strike. This was offset by decreases in revenue at Grand Villa Burnaby due to construction and at Casino Rama due to temporary disruptions from the restructuring initiative.

Gaming revenue was $489.4 million for the nine months ended September 30, 2019, representing an increase of $104.6 million, or 27.2% when compared to the nine months ended September 30, 2018. The growth in revenue for the nine months ended September 30, 2019 was attributable mainly to the acquisition of the Central Ontario properties, Chances Kamloops, and Chances Signal Point. This increase was partially offset by lower revenue at our Thompson-Okanagan region in the first half of 2019 as a result of the impact from the labor strike in 2018.

F&B revenue was $63.1 million for the nine months ended September 30, 2019, representing an increase of $17.7 million, or 38.9% when compared to the nine months ended September 30, 2018. The increase for the nine months ended September 30, 2019 was attributable to the acquisition of the Central Ontario properties, Chances Kamloops, and Chances Signal Point. Additionally, this increase was driven by the introduction of MATCH and patio expansion at Chances Playtime Courtenay, Atlas at Cascades Casino Langley, and the introduction of MATCH and The Buffet at both Playtime Casino Hanover and Cascades Casino Chatham.

Hotel, ATM, and other revenue was $44.0 million for the nine months ended September 30, 2019, representing an increase of $12.8 million, or 40.9% when compared to the nine months ended September 30, 2018. This increase was driven primarily by revenue from the Casino Rama Resort. The Delta Hotel in Burnaby and the Coast Hotel in Langley had combined growth of $0.9 million, or 8.6%, driven by the completion of hotel renovations at the Coast Hotel in the fourth quarter of 2018 and a combination of higher occupancy and average daily room rates.

Operating expenses

Operating Expenses were $408.5 million for the nine months ended September 30, 2019, representing an increase of $73.6 million, or 22.0% compared to the nine months ended September 30, 2018. The adoption of IFRS 16 resulted in the cost of leases being accounted for as interest and depreciation rather than part of occupancy expense. This increase was due to: (i) increases in F&B costs as a result of the expansion of our F&B offerings; and (ii) higher human resources costs as a result of higher salaries from collective bargaining agreements (“CBA”) and supporting the continued growth of the Company, and (iii) the acquisitions of the Central Ontario Properties, Chances Kamloops and Chances Signal Point. These increases were partially offset by cost savings achieved through improving efficiencies in operations and marketing and the adoption of IFRS 16.

Interest expenses

Net interest expense was $92.1 million for the nine months ended September 30, 2019, representing an increase of $50.4 million when compared to the same period in 2018. The adoption of IFRS 16 resulted in the recognition of additional interest expense $35.0 million. Excluding the impact of IFRS 16, net interest expense increased by $15.4 million, or 37.0%, for the nine months ended September 30, 2019. The increase was driven by drawing on our revolving credit facility in 2019 and the weaker Canadian dollar. The Company also entered into a 364-day bridge loan agreement to borrow US$135.0 million (the “Bridge Loan”). Management has entered into CCIRS and a forward contract to partially offset changes in interest and foreign exchange rates.

Adjusted EBITDA

Adjusted EBITDA, excluding the impact of IFRS 16 adoption, was $137.9 million for the nine months ended September 30, 2019, representing an increase of $6.6 million, or 5.1% when compared to the same period in 2018. This increase was due to the adoption of IFRS 16 and the acquisition of the Central Ontario Properties, Chances Kamloops and Chances Signal Point. The increase was partially offset by higher rent incurred by Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley in 2019. Rent expense was lower in 2018 as a result of the Sale and Leaseback Transactions being completed in March 2018. Additionally, the Company incurred higher corporate costs to support its growth and expansion.

Free Cash Flow

Free Cash Flow was $69.5 million for the nine months ended September 30, 2019, representing a decrease of $10.9 million, or 13.5%, compared to the nine months ended September 30, 2018. The decrease for the period was impacted by: (i) higher interest as a result of additional debt (Bridge Loan and revolving credit facility); and (ii) higher mandatory debt principal repayments.

Reportable Segments

Operating Results—Detailed Segment Information

The following tables present consolidated revenue and Adjusted Property EBITDA by segment for the nine months ended September 30, 2019 and 2018.

Grand Villa Casino Burnaby

The following table presents the Grand Villa Casino Burnaby’s results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$66,619	$66,493
Food and Beverage	13,692	12,443
Hotel, Automated Teller Machines and Other	12,047	11,564

Total Property Revenue	92,358	90,500
Property Expense	52,016	59,943

Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	40,342	30,557
Non-cash deferred rent	—	2,407

Adjusted Property EBITDA(1)	40,342	32,964
Cash rent	(13,456)	—

Adjusted Property EBITDA (excluding IFRS 16 impact)	$26,886	$32,964

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	29.1%	36.4%
Gaming Statistics(1)
Table Drop (in millions of $)	$357.4	$369.1
Table Win %	16.2%	15.9%
Slot Coin-in (in millions of $)	$1,751.7	$1,760.8
Slot Win %	7.0%	7.1%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $13.5 million for the nine months ended September 30, 2019.

Revenue

Revenue increased by $1.9 million, or 2.1% during the nine months ended September 30, 2019. Gaming revenue increased by $0.1 million, or 0.2%. Grand Villa Casino Burnaby underwent construction and expansion that temporarily impacted gaming activity from July to September 2019. This expansion included 130 incremental slot machines and the introduction of a pulse arena with 35 units.

Gaming revenue benefited from our new OSA that became effective on April 1, 2018, which increased service provider compensation from regular-limit table games and low limit blackjack increased from 40% of Net Win to 42.5%, and 75.0% to 77.5%, respectively. Service Provider compensation from poker and craps increased from 75% of Net Win to 77.5%.

Adjusted Property EBITDA

Adjusted Property EBITDA, excluding the impact of IFRS 16 adoption, decreased $6.1 million, or 18.4%, for the nine months ended September 30, 2019. Excluding the impact of rent, Adjusted Property EBITDA was $40.3 million for the nine months ended September 30, 2019 and $42.7 million for the nine months ended September 30, 2018. This decrease was due to a combination of higher human resource expense and construction disruption, offset by the higher service provider compensation from our new OSA.

Cascades Casino Langley

The following table presents the Cascades Casino Langley’s results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$37,822	$37,120
Food and Beverage	8,370	7,555
Hotel, Automated Teller Machines and Other	4,444	3,813

Total Property Revenue	50,636	48,488
Property Expense	25,831	30,044

Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	24,805	18,444
Non-cash deferred rent	—	1,392

Adjusted Property EBITDA(1)	24,805	19,836
Cash rent	(7,800)	—

Adjusted Property EBITDA (excluding IFRS 16 impact)	$17,005	$19,836

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	33.6%	40.9%
Gaming Statistics(1)
Table Drop (in millions of $)	$87.9	$91.8
Table Win %	19.7%	19.3%
Slot Coin-in (in millions of $)	$1,348.9	$1,372.0
Slot Win %	6.9%	6.8%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $7.8 million for the nine months ended September 30, 2019.

Revenue

Revenue increased by $2.1 million, or 4.4%, for the nine months ended September 30, 2019.

Gaming revenue increased by $0.7 million, or 1.9% for the nine months ended September 30, 2019. Table games revenue increased due to higher Table Win % and improved service provider compensation from the new OSAs that became effective on April 1, 2018. Service provider compensation from regular-limit table games and low limit blackjack increased from 40% of Net Win to 42.5%, and from 60% to 62.5%, respectively. Poker and craps increased from 75% of Net Win to 77.5%. Slots revenue decreased by 0.6%, due to construction and a carpet replacement project that started in late February 2019 and impacted the entire month of March 2019, as it required a number of slots to be offline at times during the project. Following the completion of the carpet replacement project, we have seen slot revenue increase in subsequent quarters. Gaming revenue benefited from the relocation of bingo operations from the former Chances Langley to Cascades Casino Langley in the second quarter of 2018.

F&B revenue increased by $0.8 million, or 10.8%, for the nine months ended September 30, 2019. In August 2019, we opened an Atlas at Cascades Casino Langley which contributed to the growth in F&B revenue during the nine months ended September 30, 2019.

Hotel, Automated Teller Machines and Other revenue increased by $0.6 million, or 16.5% for the nine months ended September 30, 2019. This increase was due to higher average daily rates and more available rooms at the Coast Hotel since the expansion and renovation completed in late 2018.

Adjusted Property EBITDA

Adjusted Property EBITDA, excluding the impact of IFRS 16 adoption, decreased by $2.8 million, or 14.3%, for the nine months ended September 30, 2019. Excluding the impact of rent, Adjusted Property EBITDA was $24.8 million for the nine months ended September 30, 2019 and $25.5 million for the nine months ended September 30, 2018. This decrease in Adjusted Property EBITDA, excluding the impact of rent, was due to a combination of higher human resource expense and construction disruption. This was offset by the higher service provider compensation from our new OSA, introduction of bingo, and strong growth in our hotel revenue.

Starlight Casino New Westminster

The following tables present the Starlight Casino New Westminster’s results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$33,241	$33,607
Food and Beverage	5,106	5,314
Automated Teller Machines and Other	1,669	1,703

Total Property Revenue	40,016	40,624
Property Expense	26,485	30,068

Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	13,531	10,556
Non-cash deferred rent	—	982

Adjusted Property EBITDA(1)	13,531	11,538
Cash rent	(5,512)	—

Adjusted Property EBITDA (excluding IFRS 16 impact)	$8,019	$11,538

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	20.0%	28.4%
Gaming statistics(1)
Table Drop (in millions of $)	$147.6	$149.4
Table Win %	18.2%	18.4%
Slot Coin-in (in millions of $)	$1,019.6	$1,019.5
Slot Win %	7.1%	7.2%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.

(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $5.5 million for the nine months ended September 30, 2019.

Revenue

Revenue decreased by $0.6 million, or 1.5%, for the nine months ended September 30, 2019. The decrease in revenue was mainly due to lower Table Win % and Slot Win % in the third quarter of 2019. The decrease for the nine months ended September 30, 2019 was partially offset by by improved service provider compensation from the new OSAs that became effective on April 1, 2018.

Adjusted Property EBITDA

Adjusted Property EBITDA, excluding the impact of IFRS 16 adoption, decreased by $3.5 million, or 30.5%, for the nine months ended September 30, 2019. Excluding the impact of rent, Adjusted Property EBITDA was $13.5 million for the nine months ended September 30, 2019 and $15.5 million for the nine months ended September 30, 2018. This decrease in Adjusted Property EBITDA, excluding the impact of rent, was mainly due to higher human resource expense from the CBA.

Thompson-Okanagan Region

The following table presents the Thompson-Okanagan casinos’ results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$31,552	$26,470
Food and Beverage	9,237	7,490
Hotel, Automated Teller Machines and Other	1,877	1,501

Total Property Revenue	42,666	35,461
Property Expense	29,889	29,704

Property earnings (loss) before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	12,777	5,757
Non-cash deferred rent	—	78

Adjusted Property EBITDA(1)	12,777	5,835
Cash rent	(1,978)	—

Adjusted Property EBITDA (excluding IFRS 16 impact)	$10,799	$5,835

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	25.3%	16.5%
Gaming statistics(1)
Table Drop (in millions of $)	$28.7	$29.7
Table Win %	22.7%	24.1%
Slot Coin-in (in millions of $)	$1,402.4	$1,157.1
Slot Win %	7.0%	7.0%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $2.0 million for the nine months ended September 30, 2019.

Revenue

Revenue increased by $7.2 million, or 20.3%, for the nine months ended September 30, 2019. Employees at the Thompson-Okanagan properties were on strike from June 29, 2018 to mid-November 2018, which resulted in reduced revenue and an adverse impact on Adjusted Property EBITDA in the prior year. Operations have mostly returned to normalized levels except for table games operations where we have reduced hours in order to effectively manage human resource expense since the ratification of the CBA in November 2018.

Adjusted Property EBITDA

Adjusted Property EBITDA, excluding the impact of IFRS 16 adoption, increased by $5.0 million for the nine months ended September 30, 2019. 2018 results were negatively impacted as result of the labor strike.

Ontario Region

The following table presents the Southwest Ontario, North Ontario and Central Ontario properties’ results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$295,755	$203,153
Food and Beverage	18,829	8,267
Hotel, Automated Teller Machines and Other	21,944	11,120

Total Property Revenue	336,528	222,540
Property Expense	226,787	147,051

Adjusted Property EBITDA(1)	109,741	75,489
Cash rent	(20,270)	—

Adjusted Property EBITDA (excluding IFRS 16 impact)	$89,471	$75,489

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	26.6%	33.9%
Gaming statistics(1)
Table Drop (in millions of $)	$384.9	$155.0
Table Win %	20.4%	20.1%
Slot Coin-in (in millions of $)	$6,876.2	$4,512.0
Slot Win %	8.6%	8.4%

Note:

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $20.3 million for the nine months ended September 30, 2019.

Revenue

Revenue increased by $114.0 million, or 51.2%, during the nine months ended September 30, 2019. Revenue for the Southwest Ontario and North Ontario properties increased by 5.9%. We expanded and rebranded Playtime Casino Hanover in April 2019. We moved our Dresden operations to the municipality of Chatham-Kent and opened Cascades Casino Chatham in August 2019. These casinos now feature additional slot machines, the introduction of table games, and a MATCH and The Buffet at each location. This expansion and relocation have improved overall revenues and demonstrate the success of our expansion and enhancement strategy in providing a return on our investment.

Under the transition and asset purchase agreements with the OLG, we were required to maintain certain levels of staffing for the first year of operations. In April 2019, we launched a significant cost savings and restructuring initiative in the Central Bundle that initially involved a voluntary exit incentive program and then progressed to layoffs. This program was fully executed upon reaching the one-year milestone in mid-July 2019. We expect that this will result in annualized savings of over $20.0 million. Our marketing program was also reset during Q3 2019 to improve returns and we will continue to proactively adjust for changes in market dynamics. During the third quarter of 2019, these changes temporarily disrupted the operations at Casino Rama Resort and negatively impacted gaming revenue. The revenue at our facility at Innisfil was not significantly impacted by these changes because it has more local patronage and performed as expected.

Adjusted Property EBITDA

Adjusted Property EBITDA, excluding the impact of IFRS 16 adoption, increased by $14.0 million, or 18.5%, for the nine months ended September 30, 2019. The Southwest Ontario properties, North Ontario properties, and our facility in Innisfil increased their Adjusted Property EBITDA from strong revenue growth. This increase was offset by the decline experienced at Casino Rama Resort as a result of the disruptions to operations in the third quarter of 2019. With the completion of the cost savings and right sizing initiative, we expect to realize savings going forward.

CGCs

The following tables present the CGCs’ results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$24,362	$17,898
Food and Beverage	7,854	4,359
Automated Teller Machines and Other	1,955	1,481

Total Property Revenue	34,171	23,738
Property Expense	18,677	13,822

Adjusted Property EBITDA(1)	15,494	9,916
Cash rent	(540)	—

Adjusted Property EBITDA (excluding IFRS 16 impact)	$14,954	$9,916

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	43.8%	41.8%
Gaming statistics(1)
Slot Coin-in (in millions of $)	$1,146.0	$810.0
Slot Win %	7.2%	7.2%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $0.5 million for the nine months ended September 30, 2019.

Revenue

Revenue increased by $10.4 million, or 44.0%, for the nine months ended September 30, 2019. The acquisitions of Chances Kamloops and Chances Signal Point contributed $9.6 million.

Same-store revenue growth was 10.4%. The increase primarily reflects significant growth in F&B revenues of $1.3 million or 31.9%, following the introduction of MATCH restaurants at Chances Playtime Campbell River and Chances Playtime Courtenay in Q3 2018. Following the success of the MATCH restaurants in these properties we opened a patio at Chances Playtime Courtenay in June 2019, which also contributed to the F&B revenue growth.

Adjusted Property EBITDA

Adjusted Property EBITDA, excluding the impact of IFRS 16 adoption, increased by $5.0 million, or 50.8%, for the nine months ended September 30, 2019. Same-store Adjusted Property EBITDA growth was $0.7 million, or 6.8% for the nine months ended September 30, 2019. These increases were driven by a combination of higher revenues and effective cost management resulting in lower property expenses.

Corporate

The Corporate segment relates to the head office in Burnaby, BC and regional offices in Kelowna, BC and London, Ontario. Corporate costs increased by 18.6% due to higher human resource and administration costs to support the growth of the Company and its expansions in Ontario, offset by the impact of IFRS 16. Corporate costs as a percentage of total revenue improved compared to the nine months ended September 30, 2018.

	Nine months ended September 30,
(In thousands of $)	2019(1)	2018
Corporate revenue	$15	$6
Corporate costs	28,854	24,313

Corporate costs (net of corporate revenue)	$28,839	$24,307

% of revenue	4.8%	5.3%

(1)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $0.4 million of the nine months ended September 30, 2019.

Discontinued Operations

Edmonton Region

As at September 30, 2019, we made a formal decision to sell our Edmonton Region operations, composing Grand Villa Casino Edmonton, Starlight Casino Edmonton, and the regional corporate office in Edmonton. This plan is the result of management’s strategic shift to focus on the growth of its properties in BC and Ontario. We expect to complete the sale of these properties within one year of September 30, 2019. See “Risk Factors— Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.”

The revenue, expenses, and cash flows related to the operations of the Edmonton Region are presented as discontinued operations on a retrospective basis. In addition, as at September 30, 2019, the assets and liabilities associated with our Edmonton Region operations were reclassified as assets and liabilities of discontinued operations held for sale.

The following tables present the Edmonton Region operations’ results of operations for the nine months ended September 30, 2019 and 2018.

	Nine months ended September 30,
(In thousands of $)	2019(2)	2018
Revenue
Gaming	$16,177	$14,879
Food and Beverage	9,086	6,815
Automated Teller Machines and Other	992	1,226

Total Revenue	26,255	22,920
Expense	32,306	33,083

Income (loss) before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	(6,051)	(10,163)
Non-cash deferred rent	—	1,527

Adjusted EBITDA(1)	(6,051)	(8,636)
Cash rent	(3,844)	—

Adjusted EBITDA (excluding IFRS 16 impact)	$(9,895)	$(8,636)

Adjusted Property EBITDA Margin (excluding IFRS 16 impact)	(37.7%)	(37.7%)
Gaming statistics(1)
Table Drop (in millions of $)	$98.2	$107.6
Table Win %	16.0%	13.5%
Slot Coin-in (in millions of $)	$682.3	$654.2
Slot Win %	7.9%	7.7%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS 16 was adopted on January 1, 2019 using the modified retrospective approach. This resulted in a decrease in property expense and corresponding increase to Adjusted Property EBITDA of $3.8 million for the nine months ended September 30, 2019.

Year ended December 31, 2018 compared to year ended December 31, 2017

The following section provides an overview of our financial performance for the year ended December 31, 2018 compared to the year ended December 31, 2017.

Revenue

Revenue was $657.0 million for the year ended December 31, 2018, representing an increase of $209.2 million, or 46.7%, when compared to the same period in 2017. The Ontario operating segment contributed a combined $337.9 million of revenue for the year ended December 31, 2018. This increase reflects a full year of operations for Southwest Ontario and North Ontario properties which were acquired in May 2017 and includes the acquisition of the Central Ontario properties in July 2018. Excluding the effect of the Central Bundle acquisition, revenue grew 19.4% for the year ended December 31, 2018. The revenue increase was partially offset by lowered revenue in the Thompson-Okanagan Region due to the strike that occurred from June 29, 2018 to November 13, 2018 as outlined under “Business—Unions and Labor Relations at Properties.”

Gaming revenue was $546.1 million for the year ended December 31, 2018, representing an increase of $183.9 million, or 50.8%, for the year ended December 31, 2018. Excluding the effect of the Central Bundle acquisition, gaming revenue grew by $79.8 million, or 22.0%, for the year. The growth in revenue for the year ended December 31, 2018 was attributable mainly to the acquisition of the Southwest Ontario, North Ontario, and Central Ontario properties. Prior year results included operations for the Southwest Ontario and North Ontario properties only since their acquisition in the second quarter of 2017.

Gaming revenue for the BC operating segments increased by 1.4% compared to the year ended December 31, 2017. Table games revenue continued to benefit from the impact of the improved compensation under the new OSAs effective April 1, 2018 with an increase in our share of the revenue from selected table games as discussed under “Business—Operating Agreements and Licenses—British Columbia—Recent Changes to Our BC Casino Operating Agreements,” offset by lower revenue in the Thompson-Okanagan region as result of a labor strike, as discussed under “Business—Employees—Unions and Labor Relations at Properties.”

F&B revenue was $65.0 million for the year ended December 31, 2018, representing an increase of $8.1 million, or 14.3%, when compared to the same period in 2017. The overall increase for the year ended December 31, 2018 was due mainly to the additional F&B outlets at Grand Villa Casino Burnaby, the introduction of MATCH at the Chances Playtime Campbell River and Chances Playtime Courtenay, and revenue from F&B outlets in the Southwest Ontario, North Ontario, and Central Ontario properties.

Hotel revenue, automated teller machines and other revenue was $45.9 million for the year ended December 31, 2018, representing an increase of $17.2 million, or 59.9%, when compared to the same period in 2017. This increase was attributable mainly to the acquisition of the Central Ontario properties.

Operating expenses

Operating expenses were $494.5 million for the year ended December 31, 2018, representing an increase of $195.1 million, or 65.2% compared to the year ended December 31, 2017. Excluding the impact of the Central Ontario properties, the increase was 30.0% for the year ended December 31, 2018 due primarily to property rent incurred for the period resulting from the sale and leaseback of the lands and premises in March 2018 constituting the Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley (collectively, the “Sale and Leaseback Transactions”), and the results of operating the Southwest Ontario and North Ontario properties. Under the Sale and Leaseback Transactions, our subsidiaries entered into long-term leases, as tenants, for each of the SLB Properties. Annual lease payments under the long-term leases total $35 million in the first year of the leases, and increase at a rate of 2.25% per annum for the term of the leases. Occupancy expenses were $84.4 million for the year ended December 31, 2018, representing an increase of $55.7 million when compared to the year ended December 31, 2017. The increase is driven primarily by the incremental occupancy expenses of i) $7.1 million for the Southwest Ontario and North Ontario properties, which were acquired in May 2017, ii) $13.4 million for the Central Ontario properties, and iii) $35.1 million of rent expense in relation to the Sale and Leaseback Transactions on March 12, 2018. Higher F&B expenses resulting from the expansion of our F&B offering, and higher human resources costs from supporting our continued growth were being offset by lowered marketing expenses in relation to the cost of providing promotional slot play credits to patrons that became effective on April 1, 2017 (See “Business—Operating Agreements and Licenses—British Columbia—Recent Changes to Our BC Casino Operating Agreements”).

Interest expenses

Net interest expense was $56.9 million for the year ended December 31, 2018, representing a decrease of $2.0 million, or 3.4%, when compared to the same period in 2017. The lower interest is due to the reduction in debt from the Sale and Leaseback Transactions and a reduction in interest rate as a result from the 2018 Refinancing (as defined herein). See “—Indebtedness” below.

Adjusted EBITDA

Adjusted EBITDA was $169.6 million for the year ended December 31, 2018, representing an increase of $18.6 million, or 12.3%, for the year. The increase for the year ended December 31, 2018 was driven by a full year of operating the Southwest Ontario and North Ontario properties and the acquisition of the Central Ontario properties in July 2018. For the year ended December 31, 2018, the Ontario segment contributed a combined Adjusted Property EBITDA of $101.5 million compared to $50.8 million in the prior year from the Southwest Ontario and North Ontario properties. This was offset by $28.1 million of rent incurred by the GVRD properties and a decrease in Adjusted Property EBITDA in the Thompson-Okanagan Region due to labor stoppage.

Free Cash Flow

Free Cash Flow was $100.1 million for the year ended December 31, 2018, representing an increase of $23.5 million, or 30.7%, compared to $76.5 million for the year ended December 31, 2017. The increase in the year was impacted by: (i) the Adjusted EBITDA from the acquisition of the Central Ontario, Southwest Ontario and North Ontario properties and (ii) lower mandatory debt principal repayments and interest expense as a result of the negotiated debt structure.

Reportable Segments Operating Results—Detailed Segment Information

The following tables present consolidated revenue and Adjusted Property EBITDA by segment for the years ended December 31, 2018 and 2017.

Grand Villa Casino Burnaby

The following table presents the Grand Villa Casino Burnaby’s results of operations for the years ended December 31, 2018 and 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$89,555	$78,544
Food and Beverage	17,785	14,282
Hotel, Automated Teller Machines and Other	15,021	13,519

Total Property Revenue	122,361	106,345
Property Expense	83,857	59,285
Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	38,504	47,060
Non-cash deferred rent(2)	3,498	—
Tax adjustment for prior periods(3)	—	635

Adjusted Property EBITDA(1)	$42,002	$47,695

	Year ended December 31,
(In thousands of $)	2018	2017
Adjusted Property EBITDA Margin(1)	34.3%	44.8%
Gaming Statistics(1)
Table Drop (in millions of $)	$492.4	$448.4
Table Win %	16.1%	16.8%
Slot Coin-in (in millions of $)	$2,377.5	$2,108.2
Slot Win %	7.0%	7.0%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.

(2)

IFRS requires rental expense for leases to be recognized on a straight-line basis over the life of the leases, rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense.

(3)

Represents tax adjustments related to GST/HST of automated teller machine, or ATM, fees for fiscal year 2010 to 2015 accrued for in the third quarter of 2017. See “Tax Matters—Income Tax Matters” below.

Revenue

Revenue increased by $16.0 million, or 15.1%, for the year ended December 31, 2018. Gaming revenue increased by $11.0 million, or 14.0%, for the year ended December 31, 2018. Total property revenue benefited from continued growth in the business from the redevelopment of the property in 2017, as well as from the effects of labor disruption at a competitor, Hard Rock Casino Vancouver, which ended on July 22, 2018. We believe that we have been able to retain approximately 30% to 40% of this business post labor disruption. Slot revenue increased 12.0% for the year ended December 31, 2018 when compared to the same period in 2017. Service provider compensation from regular-limit table games, an low limit blackjack increased from 40% of Net Win to 42.5%, and from 60% to 62.5%, respectively. Poker and craps increased from 75% of Net Win to 77.5%. When compared to the year ended December 31, 2017, table games revenue increased 17.3% for the year ended December 31, 2018.

F&B revenue increased by 24.5% for the year ended December 31, 2018, when compared to the same period in 2017, driven primarily by incremental sales from the CHOW and Atlas, which were added in the third and fourth quarter of 2017. Hotel, Automated Teller Machine and Other revenue increased by 11.1% when compared to the year ended December 31, 2017, driven by the increase in revenue generated from ATMs due to increased gaming.

Adjusted Property EBITDA

Adjusted Property EBITDA was $42.0 million for the year ended December 31, 2018, representing a decrease of $5.7 million, or 11.9% when compared to the same period in 2017. The results were driven by improved revenues and new OSA changes to the service provider compensation, being offset by increased human resources expense as a result of the collective bargaining agreement ratified in November 2018 and increased property rent of $14.1 million for the year ended December 31, 2018, incurred from the Sale and Leaseback Transactions that closed on March 12, 2018. Excluding the effect of rent expense in 2018, Adjusted EBITDA would have grown 17.8% for year ended December 31, 2018.

Cascades Casino Langley

The following table presents the Cascades Casino Langley’s results of operations for the years ended December 31, 2018 and 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$49,823	$46,280
Food and Beverage	10,732	11,467
Hotel, Automated Teller Machines and Other	5,045	4,815

Total Property Revenue	65,600	62,562
Property Expense	41,428	32,436
Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	24,172	30,126
Non-cash deferred rent(2)	2,023	—
Tax adjustment for prior periods(3)	—	582

Adjusted Property EBITDA(1)	$26,195	$30,708

Adjusted Property EBITDA Margin(1)	39.9%	49.1%
Gaming Statistics(1)
Table Drop (in millions of $)	$124.0	$119.3
Table Win %	19.5%	19.7%
Slot Coin-in (in millions of $)	$1,823.3	$1,686.9
Slot Win %	6.8%	6.9%

(1)	For more information about these non-IFRS financial measures, see “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS requires rental expense for leases to be recognized on a straight-line basis over the life of the leases, rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense.

(3)

Represents tax adjustments related to GST/HST of automated teller machine, or ATM, fees for fiscal year 2010 to 2015 accrued for in the third quarter of 2017. See “Tax Matters—Income Tax Matters” below.

Revenue

Revenue increased by $3.0 million, or 4.9%, for the year ended December 31, 2018, when compared to the same period in 2017. Gaming revenue increased by $3.5 million, or 7.7%, for the year ended December 31, 2018, driven by the combination of growth in table games, slot and bingo revenues. The gaming floor underwent a refresh in 2018, replacing a number of slot machines with newer products, and 50 slot machines were added to the gaming floor in the first quarter of 2018. Bingo operations were relocated from the former Playtime Gaming Langley to Cascades Casino Langley in the second quarter of 2018, contributing revenue of $0.9 million for the year ended December 31, 2018. Gaming revenue also increased from the impact of the new OSA discussed above for Grand Villa Casino Burnaby.

F&B revenue decreased by $0.7 million, or 6.4%, for the year ended December 31, 2018, when compared to the same period in 2017. F&B revenue was negatively impacted by construction disruptions related to the expansion of MATCH’s patio space and kitchen upgrades during the first quarter of 2018. Excluding the tax adjustment for prior periods recorded in the prior year, Hotel, Automated Teller Machines and Other revenue was comparable with the year ended December 31, 2017. See “Tax Matters—Income Tax Matters” for more information on the tax adjustment.

Adjusted Property EBITDA

Adjusted Property EBITDA was $26.2 million for the year ended December 31, 2018, when compared to the same period in 2017, representing a decrease of $4.5 million, or 14.7%. The results were driven primarily by a combination of improved gaming revenue and new OSA changes to the service provider compensation being offset by property rent of $8.2 million for the year ended December 31, 2018, incurred from the Sale and Leaseback Transactions that closed on March 12, 2018. Excluding the effect of the rent expense in 2018, Adjusted Property EBITDA would have grown 12.0% for the year ended December 31, 2018.

Starlight Casino New Westminster

The following tables present the Starlight Casino New Westminster’s results of operations for the years ended December 31, 2018 and 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$44,508	$44,112
Food and Beverage	7,335	7,200
Automated Teller Machines and Other	2,240	1,840

Total Property Revenue	54,083	53,152
Property Expense	41,932	34,076
Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	12,151	19,076
Non-cash deferred rent(2)	1,427	—
Tax adjustment for prior periods(3)	—	457

Adjusted Property EBITDA(1)	$13,578	$19,533

Adjusted Property EBITDA Margin(1)	25.1%	36.7%
Gaming statistics(1)
Table Drop (in millions of $)	$199.0	$216.5
Table Win %	18.0%	18.1%
Slot Coin-in (in millions of $)	$1,352.1	$1,270.7
Slot Win %	7.3%	7.4%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS requires rental expense for leases to be recognized on a straight-line basis over the life of the leases, rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense.

(3)

Represents tax adjustments related to GST/HST of automated teller machine, or ATM, fees for fiscal year 2010 to 2015 accrued for in the third quarter of 2017. See “Tax Matters—Income Tax Matters” below.

Revenue

Revenue increased by $0.9 million, or 1.8%, for the year ended December 31, 2018. Gaming revenue for the year was comparable to the previous period. Table games revenue decreased $0.2 million for the year ended December 31, 2018 due to lower high-limit table play being partially offset by an increase in our share of the revenue from selected table games as discussed under “Business Operating Agreements and Licenses—British Columbia—Recent changes to our BC Casino Operating Agreements.”

F&B revenue was $7.3 million for the year ended December 31, 2018, which was consistent when compared to the year ended December 31, 2017. Automated Teller Machines and Other revenue for the year ended December 31, 2018 increased by $0.4 million, or 21.7%. This increase was due to the tax adjustments for prior periods that were recorded in the third quarter of 2017.

Adjusted Property EBITDA

Adjusted Property EBITDA was $13.6 million for the year ended December 31, 2018, representing a decrease of $6.0 million, or 30.5%, for the year ended December 31, 2018. The decreases were driven primarily by the incremental property rent of $5.8 million for the year ended December 31, 2018, incurred from the Sale and Leaseback Transactions that closed on March 12, 2018. Excluding the effect of the property rent incurred in 2018, Adjusted EBITDA would have remained consistent to the previous year for the year ended December 31, 2018.

Thompson-Okanagan Region

The following table presents the Thompson-Okanagan casinos’ results of operations for the year ended December 31, 2018 and 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$33,751	$45,071
Food and Beverage	9,141	14,269
Hotel, Automated Teller Machines and Other	1,952	1,721

Total Property Revenue	44,844	61,061
Property Expense	38,039	48,166

Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	6,805	12,895
Non-cash deferred rent(2)	104	109
Tax adjustment for prior periods(3)	—	688

Adjusted Property EBITDA(1)	$6,909	$13,692

Adjusted Property EBITDA Margin(1)	15.4%	22.4%
Gaming statistics(1)
Table Drop (in millions of $)	$35.2	$61.6
Table Win %	23.6%	21.5%
Slot Coin-in (in millions of $)	$1,490.1	$1,940.8
Slot Win %	7.0%	7.1%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS requires rental expense for leases to be recognized on a straight-line basis over the life of the leases, rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense.

(3)

Represents tax adjustments related to GST/HST of automated teller machine, or ATM, fees for fiscal year 2010 to 2015 accrued for in the third quarter of 2017. See “Tax Matters—Income Tax Matters” below.

Revenue

Revenue decreased by $16.2 million, or 26.6%, for the year ended December 31, 2018. Total property revenue of the four casinos in this region was negatively impacted due to the effect of a labor strike that started on June 29, 2018 and continued to November 13, 2018. Casinos’ hours of operations were reduced during the period of the strike with table games closed at Cascades Casino Penticton, Lake City Casino Vernon and

Cascades Casino Kamloops for the duration of the strike. A new collective agreement was successfully ratified by employees on November 8, 2018 and operations reopened on November 13, 2018, with operations returning to normal levels in the weeks thereafter.

F&B revenue was $9.1 million for the year ended December 31, 2018, representing a decrease of $5.1 million, or 35.9%, when compared to the same period in 2017. F&B outlets operated at reduced hours while Atlas and MATCH locations were closed at most casino locations for the duration of the strike.

Adjusted Property EBITDA

For the year ended December 31, 2018, Adjusted Property EBITDA decreased by $6.8 million, or 49.5%, when compared to 2017. Impacted by the effect of the labor strike in the quarter, management is focused on rebuilding the operations as a new collective bargaining agreement was reached on November 8, 2018. These casinos have performed better than our expectations following resolution of the labor stoppage. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—A significant portion of our labor force is covered by collective bargaining agreements. Wage and/or benefit increases resulting from the renewal of a collective bargaining agreement or our inability to reach an agreement with the unions could have an adverse impact on our operations.”

Ontario Region

The following table presents the Southwest Ontario, North Ontario and Central Ontario properties’ results of operations for the years ended December 31, 2018 and 2017. The year ended December 31, 2018 includes the operations of the Central Ontario properties beginning from the time of closing of the acquisitions, July 18, 2018. The year ended December 31, 2017 represents the period beginning from the time of closing of the acquisitions of the Southwest Ontario and North Ontario properties, on May 9, 2017 and May 30, 2017 respectively, and ending on December 31, 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$304,563	$124,049
Food and Beverage	13,727	3,698
Hotel, Automated Teller Machines and Other	19,575	4,975

Total Property Revenue	337,865	132,722
Property Expense(1)	236,408	81,878
Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	101,457	50,844

Adjusted Property EBITDA(1)	$101,457	$50,844

Adjusted Property EBITDA Margin(1)	30.0%	38.3%
Gaming statistics(1)
Table Drop (in millions of $)	$288.8	$21.8
Table Win %	20.5%	20.1%
Slot Coin-in (in millions of $)	$6,800.0	$2,844.1
Slot Win %	8.4%	8.2%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.

Revenue

Revenue for the year ended December 31, 2018 was $337.9 million. Excluding the contribution from the newly acquired Central Ontario properties, revenue was $215.5 million for the year ended December 31, 2018, representing an increase of $82.8 million, or 62.4%, when compared to the same period in 2017. The increases in the year are due to an improvement in gaming and F&B revenue and having a full year of operations of the Southwest and North Ontario properties (these properties were acquired in May 2017). Since the closing of the acquisition of Southwest Ontario properties and North Ontario properties, we started the implementation of Gateway’s Gaming Management System (“GMS”), which underpins our customer loyalty program. Beginning June 15, 2018, there were a series of system outages resulting in major gaming floor disruptions at five properties where GMS was installed, which resulted in slot machines inoperability and an estimated impact of $2.1 million. This was resolved during the year and we negotiated a partial recovery of $1.8 million from the supplier. Excluding the contribution from Central Ontario properties, slot revenue for the Southwest Ontario properties and North Ontario properties was $187.7 million for the year ended December 31, 2018. This represents an increase of $70.8 million, or 60.5%, compared to the same period in 2017.

F&B revenue for the year ended December 31, 2018 was $13.7 million. Excluding the contribution from Central Ontario properties, F&B revenue increased by $3.1 million, or 84.9%, for the year ended December 31, 2018, when compared to the same period in 2017, due primarily to the newly opened F&B outlets including MATCH and The Buffet in July 2018 at the Point Edward facility and having a full year of operations from the North Ontario and Southwest Ontario properties.

Hotel, Automated Teller Machines and Other revenue for the year ended December 31, 2018 was $19.6 million representing an increase of $14.6 million, or 293.5%, when compared to the same period in 2017. Excluding the contribution from Central Ontario properties, Hotel, ATM and Other revenue increased by $3.2 million or 63.5%. This was due to having a full year of operations of the Southwest Ontario and North Ontario properties.

Adjusted Property EBITDA

Adjusted Property EBITDA was $101.5 million for the year ended December 31, 2018, representing an increase of $50.6 million, or 99.5%, compared to the same period in 2017. The Adjusted Property EBITDA margin was 30.0% for the year ended December 31, 2018, which decreased from 38.3% in the same period in 2017. This was due to lower slot revenue as a proportion of total revenue. Excluding the Central Ontario properties’ contribution of $17.1 million, or 16.8% of the segment’s Adjusted Property EBITDA, the Southwest Ontario and North Ontario properties achieved an Adjusted Property EBITDA of $84.3 million. This increased by $33.5 million, or 65.8%, when compared to the same period in 2017. This was a result of having a full year of operations of the Southwest Ontario properties and North Ontario properties.

CGCs

The following tables present the CGCs’ results of operations for the years ended December 31, 2018 and 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$23,930	$24,178
Food and Beverage	6,269	5,931
Automated Teller Machines and Other	1,999	1,778

Total Property Revenue	32,198	31,887
Property Expense	18,895	19,330
Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	13,303	12,557
Non-cash deferred rent(2)	—	10
Tax adjustment for prior periods(3)	—	87

Adjusted Property EBITDA(1)	$13,303	$12,654

Adjusted Property EBITDA Margin(1)	41.3%	39.7%
Gaming statistics(1)
Slot Coin-in (in millions of $)	$1,086.0	$1,003.7
Slot Win %	7.3%	7.2%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS requires rental expense for leases to be recognized on a straight-line basis over the life of the leases, rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense.

(3)

Represents tax adjustments related to GST/HST of automated teller machine, or ATM, fees for fiscal year 2010 to 2015 accrued for in the third quarter of 2017. See “Tax Matters—Income Tax Matters” below.

Revenue

Revenue was $32.2 million for the year ended December 31, 2018, which was comparable to the year ended December 31, 2017. Gaming revenue, which is comprised of slots and bingo revenue, was $23.9 million for the year ended December 31, 2018, which remained consistent for the year. Gaming revenue was driven by the increase in slot revenue being offset largely by the decline in bingo revenue, due to the closure of Playtime Gaming Langley (which was relocated to Cascades Casino Langley) and Newton Bingo Country on December 21, 2017 and April 21, 2018, respectively.

F&B revenue was $6.3 million for the year ended December 31, 2018, representing an increase of $0.3 million, or 5.7%, when compared to the same period in 2017. The increase was due primarily to the introduction of MATCH at Chances Playtime Campbell River and Chances Playtime Courtenay.

Adjusted Property EBITDA

Adjusted Property EBITDA was $13.3 million for the year ended December 31, 2018, representing an increase of $0.6 million, or 5.1%, when compared to the same period in 2017. The increase was due primarily to improvement in Automated Teller Machines revenue and lowered property expense.

Corporate

The Corporate segment relates to the head office in Burnaby, BC and regional offices in Kelowna, BC and London, Ontario. Corporate costs increased in the year ended December 31, 2018, due to higher human resource and administration costs to support our growth and our expansion into Ontario. Corporate costs as a percentage of total revenue improved from 5.4% in 2017 to 5.2% in 2018.

(In thousands of $)	Year ended December 31,
	2018	2017
Corporate revenue	$50	$54
Corporate costs	33,904	24,150

Corporate costs (net of corporate revenue)	$33,854	$24,096

% of revenue	5.2%	5.4%

Discontinued Operations

Edmonton Region

As at September 30, 2019, the Company made a formal decision to sell its Edmonton Region operations, comprising Grand Villa Casino Edmonton, Starlight Casino Edmonton, and the regional corporate office in Edmonton. This plan is the result of management’s strategic shift to focus on the growth of its properties in BC and Ontario. We expect to complete the sale of these properties within one year. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.”

The revenue, expenses, and cash flows related to the operations of the Edmonton Region are presented as discontinued operations on a retrospective basis. In addition, as at September 30, 2019, the assets and liabilities associated with our Edmonton Region operations were reclassified as assets and liabilities of discontinued operations held for sale.

The following tables present the Edmonton Region operations’ results of operations for the years ended December 31, 2018 and 2017.

	Year ended December 31,
(In thousands of $)	2018	2017
Revenue
Gaming	$20,824	$20,835
Food and Beverage	10,872	9,128
Automated Teller Machines and Other	1,647	1,075

Total Revenue	33,343	31,038
Expense(1)	47,322	39,551

Property earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses	(13,979)	(8,513)
Non-cash deferred rent(2)	2,090	1,385
Tax adjustment for prior periods(3)	—	304

Adjusted EBITDA(1)	($11,889)	($6,824)

Adjusted EBITDA Margin(1)	(35.7%)	(22.0%)
Gaming statistics(1)
Table Drop (in millions of $)	$142.0	$136.7
Table Win %	14.3%	15.6%
Slot Coin-in (in millions of $)	$896.6	$881.8
Slot Win %	7.8%	7.7%

(1)	For more information about these non-IFRS financial measures, see the “Presentation of Financial Matters and Other Information—Non-IFRS Financial Measures” section in the proxy statement/prospectus.
(2)

IFRS requires rental expense for leases to be recognized on a straight-line basis over the life of the leases, rather than the cash paid for the leases. The adjustment removes the non-cash portion of rental expense.

(3)	Represents tax adjustments related to GST/HST of automated teller machine fees for fiscal year 2010 to 2015 accrued for in the third quarter of 2017. See “Tax Matters—Income Tax Matters” below.

Revenue

Revenue increased by $2.3 million, or 7.4%, for the year ended December 31, 2018. This was driven primarily by contribution from the Starlight Casino Edmonton, which completed its phased renovations and had its grand opening on September 26, 2018. Gaming revenue was consistent for the year ended December 31, 2018 when compared to 2017. This was attributable to lower overall revenue at Grand Villa Edmonton being offset by contributions from the Starlight Casino Edmonton. The Grand Villa Casino Edmonton continued to face challenges from construction activities and delays in Edmonton’s ICE district, which has negatively impacted the performance of the facility.

Revenue at the Starlight Casino Edmonton saw an improvement of $5.9 million, or 42.8%, for the year ended December 31, 2018, driven predominantly from improvements in both gaming and F&B revenues. Construction work on the expansion, which commenced in May 2017, reduced the gaming space by approximately 40% during the peak of construction. The Buffet, Nova Bar and MATCH all opened to the public during the first quarter of 2018, and on June 15, 2018, the newly renovated slots floor opened to the public. The final phase of opening, which consisted of an Atlas restaurant and expanded gaming floor, occurred in the third quarter of 2018 as part of the grand opening of the facility.

Segment F&B revenue was $10.9 million for the year ended December 31, 2018, representing an increase of $1.7 million, or 19.1%. The results were driven mainly by increased F&B revenue from the introduction of new F&B outlets at the Starlight Casino Edmonton being partially offset by the decrease experienced in Grand Villa Casino Edmonton.

Adjusted EBITDA

Adjusted EBITDA was a loss of $11.9 million for the year ended December 31, 2018, representing an decrease of $5.1 million, or 74.2%, for the year. The loss for the year was primarily due to on-going construction issues affecting the Grand Villa Casino Edmonton, and the renovations and construction disrupting the operations at Starlight Casino Edmonton. Additionally, operating expenses have increased with the grand opening of Starlight Casino Edmonton.

Financial Condition, Liquidity and Capital Resources

Cash Flows

As a result of the plan to sell the Edmonton Region operations, its cash flows have been presented as discontinued operations on a retroactive basis. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—We may not complete a disposition of the Edmonton Region operations in a timely manner or at all, and any such disposition may not be on favorable terms to us.”

The following tables provide a summary of our consolidated cash flows for the nine months ended September 30, 2019 and 2018 and the years ended December 31, 2018 and 2017.

	Nine months ended September 30, 2019
(In thousands of $)	Continuing operations	Discontinued operations	Total
Net Cash generated from (used for) operating activities	$170,288	($6,727)	$163,561
Net Cash used for investing activities	(136,634)	(58)	(136,692)
Net Cash used for financing activities	(78,457)	(3,093)	(81,550)

Net change in cash and cash equivalents	($44,803)	($9,878)	($54,681)

Cash and cash equivalents—end of period	$114,727	$6,616	$121,343

	Nine months ended September 30, 2018
(In thousands of $)	Continuing operations	Discontinued operations	Total
Net Cash generated from (used for) operating activities	$83,223	($12,748)	$70,475
Net Cash generated from (used for) investing activities	333,456	(26,526)	306,930
Net Cash (used for) generated from financing activities	(264,227)	4	(264,223)

Net change in cash and cash equivalents	$152,452	($39,270)	$113,182

Cash and cash equivalents—end of period(1)			$210,567

	Year ended December 31, 2018
(In thousands of $)	Continuing operations	Discontinued operations	Total
Net Cash generated from (used for) operating activities	$98,069	($1,531)	$96,538
Net Cash generated from (used for) investing activities	304,758	(39,991)	264,767
Net Cash used for financing activities	(282,666)	—	(282,666)

Net change in cash and cash equivalents	$120,161	($41,522)	$78,639

Cash and cash equivalents—end of period(1)			$176,024

	Year ended December 31, 2017
(In thousands of $)	Continuing operations	Discontinued operations	Total
Net Cash generated from (used for) operating activities	$119,395	($13,149)	$106,246
Net Cash used for investing activities	(187,954)	(28,874)	(216,828)
Net Cash generated from financing activities	170,514	—	170,514

Net change in cash and cash equivalents	$101,955	($42,023)	$59,932

Cash and cash equivalents—end of period(1)			$97,385

(1)	Prior to September 30, 2019, cash and cash equivalents was not broken out between continuing operations and discontinued operations.

Our primary source of liquidity is cash flow from operations. Details of net cash generated from operating, investing and financing activities are presented in the Statement of Cash Flows of the Financial Statements.

Analysis of cash flows for the nine months ended September 30, 2019 compared to the nine months ended September 30, 2018

For the nine months ended September 30, 2019, net cash generated in operating activities from continuing operations was higher due to the acquisitions of the Central Ontario properties, Chances Kamloops, and Chances

Signal Point when compared to the same period in 2018. The cost of leases was previously accounted for as an Operating Expense and cash outflow from operating activities. These payments are now classified as payment of lease liabilities and interest under financing activities.

Net cash used for investing activities for the nine months ended September 30, 2019 were primarily capital expenditures for expanding and developing our properties and the acquisitions of Chances Kamloops and Chances Signal Point. During the nine months ended September 30, 2018, the Company received proceeds from the Sale and Leaseback Transactions which was offset by the acquisition of the Central Ontario properties.

Net cash used for financing activities was lower for the nine months ended September 30, 2019, compared to the nine months ended September 30, 2018, due mainly to: (i) the classification of lease payments as a financing activity (previously accounted for as a cash outflow from operating activities); (ii) higher interest paid on long-term debt; and (iii) increased return of capital and dividends to shareholders; offset by proceeds from the Revolving Credit Facility (as defined herein) and Bridge Loan to finance acquisitions, develop properties, and finance dividends.

Analysis of cash flows for the year ended December 31, 2018 compared to the year ended December 31, 2017

For the year ended December 31, 2018, net cash generated in operating activities was lower due mainly to non-recurring charges paid and increased occupancy costs as a result of the Sales and Leaseback Transactions when compared to the same period in 2017.

Net cash from investing activities for the year ended December 31, 2018 increased, when compared to the same period in 2017, mainly due to the proceeds from the Sale and Leaseback Transactions, partially offset by investment in growth capital projects.

The net cash used for financing activities for the year ended December 31, 2018 was primarily for the repayment of debt and return of capital to shareholders in the first and fourth quarters of 2018.

Sale and Leaseback Transactions

On December 15, 2017, we entered into a definitive agreement with Mesirow Realty Sale-Leaseback, Inc., or the Purchaser, for the sale of the lands and premises constituting the Grand Villa Casino Burnaby, Starlight Casino New Westminster and Cascades Casino Langley (in addition to certain adjacent properties) (collectively, the “SLB Properties”) for $503.6 million, subject to certain customary adjustments, and the leaseback of the SLB Properties to us (collectively, the “Sale and Leaseback Transactions”). The Sale and Leaseback Transactions closed on March 12, 2018. Under the Sale and Leaseback Transactions, certain of our subsidiaries entered into long-term leases, as tenants, for each of the SLB Properties. We will continue to provide operational services for the casinos under such leases in the ordinary course. We anticipate that the Sale and Leaseback Transactions will enhance liquidity and increase our future financial flexibility. From the net proceeds of the Sale and Leaseback Transactions, $2.0 million was used to repay in full the mortgage on the land adjacent to the Cascades Casino Langley and $490.6 million was used to repay loans under our 2017 Senior Secured Credit Facility. See “Risk Factors—Risks Related to Our Business and Operations Following the Business Combination—The British Columbia tax authorities could take the position that the leases entered into in connection with the Sale and Leaseback Transactions are subject to property transfer tax.”

Indebtedness

When cash flow from operations is not sufficient to fund investing activities, we rely on our credit facilities.

Outstanding debt amounts as at September 30, 2019, December 31, 2018 and December 31, 2017 were as follows:

	As at September 30,	As at December 31,
(in thousands of $)	2019	2018	2017
Term loans
Bridge Loan	$180,637	$—	$—
Term Loan B (September 30, 2019: US$434,500, December 31, 2018: US$437,800)	580,218	602,926	—
Term Loan B-1 (US$402,975)	—	—	505,532
Term Loan B-2	—	—	79,600
Revolving Credit Facility(1)	31,000	—	45,000

	791,855	602,926	630,132
Langley mortgage	—	—	2,016
Vernon mortgage	3,589	3,743	3,942
8.25% Second Priority Senior Secured Notes (US$255,000)	337,696	347,871	319,898

Total debt	$1,133,140	$954,540	$955,988

(1)	Consists of the 2017 Revolver (as defined herein) as refinanced by the 2018 Revolver (as defined herein).

The complete terms of the refinanced 2017 Revolver, U.S. term loan facility, Canadian term loan facility, 8.25% Notes, and Bridge Loan are outlined in “Note 10 – Debt” to our unaudited condensed consolidated interim financial statements included in this proxy statement/prospectus and “Note 14 – Long-term debt” to our audited consolidated financial statements included in in this proxy statement/prospectus. A summary of the terms is provided under the heading “Description of Indebtedness” in this proxy statement/prospectus.

On February 22, 2017, we repaid and discharged all outstanding amounts under our previous term loan facilities, revolving credit facility and swingline facility, and redeemed the 8.50% notes due in 2020 in the aggregate principal amount of $200.0 million, or the 8.50% Notes, at a redemption price of 104.25% plus accrued and unpaid interest (collectively, the “2017 Refinancing”). The remaining balance of the unamortized deferred transaction costs, the embedded derivative and premium on long-term debt related to the previous debt of $7.6 million was written off due to the extinguishment of debt.

As part of the 2017 Refinancing, our shareholders authorized a $131.7 million (US$100.0 million) share capital reduction, which was paid out to the shareholders on February 22, 2017. The remaining funds from the 2017 Refinancing were designated to fund the acquisitions of the Southwest Ontario and North Ontario properties and to fund a portion of our planned growth capital for 2017.

Following the 2017 Refinancing, our new debt structure included a revolver in an aggregate principal amount of $125.0 million (with a sublimit of US$25.0 million available in US dollars) (the “2017 Revolver”), a U.S. term loan facility, a Canadian term loan facility and the US$255.0 million 8.25% Second Priority Senior Secured Notes (the “8.25% Notes”). Total transaction costs incurred related to the 2017 Refinancing were $27.7 million.

On March 13, 2018 we closed on the refinancing (the “2018 Refinancing”) of our prior senior secured credit facility (the “2017 Senior Secured Credit Facility”) pursuant to an amended and restated credit and guaranty agreement (the “A&R Credit Agreement”) for a new senior secured credit facility (the “2018 Senior Secured Credit Facility”). The 2018 Senior Secured Credit Facility consists of a US$335.0 million first lien secured term loan facility (“Term Loan B”), and an up to $150.0 million senior secured revolving credit facility (the “2018 Revolver” and, together with the 2017 Revolver, the “Revolving Credit Facility”). The transaction costs incurred related to the refinancing were $8.1 million.

On July 16, 2018, we amended the 2018 Senior Secured Credit Facility to increase the first lien secured term loan facility to increase Term Loan B by US$105.0 million to US$440.0 million. The transaction costs incurred related to the credit amendment were $2.6 million.

The Term Loan B and 2018 Revolver will mature on March 2025 and March 2023, respectively. Effective beginning in the third quarter of 2018, we are required to make quarterly installment payments on the Term Loan B equal to 0.25% of the original principal amount. The interest rate on the 2018 Revolver will range between 300 and 325 basis points above the Canadian Dollar Offered Rate, or CDOR. The interest rate on the Term Loan B is 300 basis points above Base Rate loans. Base rate loans bear interest equal to the highest of the Federal Fund Effective Rate, Prime Rate or the Adjusted LIBOR plus 1.00%. In completing the 2018 Refinancing, we have amended the CCIRS contracts, which were entered previously as part of the 2017 Refinancing in order to continue to manage the interest rate and foreign exchange risks associated with our new debt structure.

The 2018 Senior Secured Credit Facility includes a total net leverage ratio covenant. As of September 30, 2019, we are in compliance with this covenant.

On May 10, 2019, the Company entered into the Bridge Loan to borrow US$135.0 million. The principal is payable upon maturity.

Transaction costs directly related to the issuance of the Bridge Loan of $9.7 million were capitalized and are being amortized using the effective interest rate method over the life of the loan.

The Bridge Loan bore interest on the unpaid principal amount at rates that started from 7.50% and increased to 15.00% based on the number of days the Bridge Loan was outstanding. The interest was payable, at the Company’s option, in cash or in kind by adding such interest to the unpaid principal amount of the Bridge Loan.

On May 14, 2019, the Company renewed the Vernon mortgage which bears a fixed interest rate of 4.48% per annum and matures on April 2, 2023.

On October 22, 2019, Holdings refinanced the Bridge Loan with US$150.0 million of term loans (the “Holdings Term Loan”) under a new credit agreement (the “Holdings Credit Agreement”). The Holdings Term Loan matures on April 22, 2022. Prior to maturity, Holdings is required to repay principal in instalments of US$15.0 million, US$15.0 million, and US$18.8 million on December 31, 2020, June 30, 2021, and December 31, 2021, respectively.

Interest on the Holdings Term Loan is payable, at the Company’s option, in cash or in kind by adding such interest to the unpaid principal amount of the Holdings Term Loan. If interest is paid in cash, the Holdings Term Loan bears interest on the unpaid principal amount at rates that range from 10.00% to 15.00% based on the number of days the Holdings Term Loan is outstanding. If Holdings pays interest in kind, the interest rates range from 12.00% to 17.00% based on the number of days the Holdings Term Loan is outstanding.

Our ability to fund working capital needs, planned capital expenditures and scheduled debt payments under the Term Loan B, 2018 Revolver, 8.25% Notes and Holdings Term Loan, depends on our future operating performance and cash flow, which in turn, is subject to prevailing economic conditions and financial, business and other factors, some of which are beyond our control.

Working Capital

We define working capital as current assets less current liabilities, excluding (i) debt, net of the unamortized portion of deferred transaction costs and debt premium related to the embedded derivative; (ii) deferred consideration payable; (iii) lease liability; and (iv) deferred revenue. Working capital and cash flow measures are used to evaluate the performance of our operations and the ability to meet financial obligations. The following table presents the components of working capital as at the periods listed below:

	September 30, 2019	As at December 31,
(in thousands of $)		2018	2017
Cash and cash equivalents	$114,727	$176,024	$97,385
Amounts receivable	41,502	48,522	39,838
Contract assets	1,972	—	—
Inventory	4,176	5,331	3,300
Prepaid expenses and deposits	10,844	8,376	3,455
Gaming revenue payable to the BCLC, AGLC and OLG	(4,345)	(7,052)	(13,900)
Accounts payable and accrued liabilities	(99,373)	(96,672)	(96,306)

Working Capital	$69,503	$134,529	$33,772

When there is a working capital deficiency at a period end, it is due largely to operating payables and/or construction payables. Negative working capital at the end of a period is funded through a combination of cash from operations, and draws under the Revolving Credit Facility. We also closely manage the timing of our capital expenditure program and have the ability to scale back or adjust the timing of non-committed capital expenditures as necessary to conserve cash. We expect that our cash on hand and cash flows from operations will be adequate to meet our working capital needs for the next twelve months.

Effective April 20, 2018, we completed the transition under the new OSAs with the BCLC and became responsible for providing the cash floats. On April 30, 2018, the BCLC returned the letters of credits issued to them by us in the amount of $22.7 million in relation to the cash floats and security provided.

We have provided the OLG with letters of credit totaling $72.0 million as at September 30, 2019 as performance security under the COSAs.

Contractual Obligations

The following table summarizes our contractual obligations on an undiscounted basis (excluding excess cash payments as required by the credit agreement of the Term Loan B and the Revolving Credit Facility) as at September 30, 2019:

	Expected payments by period as at September 30, 2019
(In thousands of $)	Within 1 year	2-3 years	4-5 years	More than 5 years	Total
Gaming revenue payable to BCLC and OLG	$4,345	$—	$—	$—	$4,345
Accounts payable and accrued liabilities	99,373	—	—	—	99,373
Deferred consideration payable	2,150	—	—	—	2,150
Debt(1)	291,590	115,980	968,315	—	1,375,885
Lease liability payments(2)	73,967	138,840	134,150	1,022,201	1,369,158

Total contractual obligations	$471,425	$254,820	$1,102,465	$1,022,201	$2,850,911

(1)	Calculation includes projected principal repayments and interest payments on long-term debt calculated as at September 30, 2019.
(2)	Represents the lease liability and interest payments on an undiscounted basis.

Capital Expenditures

The majority of our properties have been renovated or expanded in recent years and require minimal maintenance capital expenditures. In the Southwest Ontario and North Ontario properties, we are obligated to maintain and purchase slot machines, which will increase maintenance capital expenditures in future periods. The following table summarizes our capital expenditures and the breakdown between maintenance and growth capital expenditures from continuing and discontinued operations.

	Nine Months Ended September 30,		Year ended December 31,
(In thousands of $)	2019	2018	2018	2017
Maintenance capital expenditures	$4,380	$4,324	$5,703	$4,140
Growth capital expenditures	87,689	92,729	127,722	95,644

Total(1)	$92,069	$97,053	$133,425	$99,784

(1)

See “Note 6—Property and equipment” to our Unaudited Condensed Consolidated Interim Financial Statements included in this proxy statement/prospectus and “Note 10—Property and equipment” to our Audited Consolidated Financial Statements included in this proxy statement/prospectus. For the nine months ended September 30, 2019, the Company incurred total capital expenditures of $92,069 of which $88 related to capital expenditures for discontinued operations held for sale, $87,639 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $4,342 is related to maintenance capital expenditures. For the nine months ended September 30, 2018, the company incurred total capital expenditures of $97,053 of which $28,102 related to capital expenditures for discontinued operations held for sale, $64,706 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $4,245 is related to maintenance capital expenditures. For 2018, the company incurred total capital expenditures of $133,425, of which $28,968 related to capital expenditures for discontinued operations held for sale, $98,831 related to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $5,626 is related to maintenance capital expenditures. For 2017, the company incurred total capital expenditures of $99,784, of which $35,532 related to capital expenditures for discontinued operations held for sale, $60,447 relates to capital expenditures associated with projects implemented primarily to drive business growth and the remaining amount of $3,805 is related to maintenance capital expenditures.

Before April 1, 2018, under our previous MCOSA the majority of our capital expenditures on gaming operations in BC were eligible for reimbursement by the BCLC through FDCs, which reimburse gaming operators for approved gaming-related property expenditures by allowing gaming operators to recover these capital expenditures in the form of an additional share of future gaming revenue. This was replaced by the MIR program effective April 1, 2018. In Ontario, we are entitled to remuneration from the OLG up to a predefined amount per gaming property in each operating year for Permitted Capital Expenditures, a term defined in our COSAs with the OLG. Growth capital projects and expenditures are expected to be funded by cash on hand and operating cash flow.

Growth capital expenditures for the nine months ended September 30, 2019 were primarily for the expansion of Grand Villa Casino Burnaby (EBITDA-generating activities completed in Q3 2019), expansion of Playtime Casino Hanover, the construction of the new Cascades Casino Chatham (grand opening in Q3 2019), the construction of the new Cascades Casino Delta, and the implementation of the GMS in Ontario.

For the year ended December 31, 2018, the majority of our capital expenditures on gaming operations in BC qualify under the MIR program, which replaced the BCLC’s FDC and AFDC program, effective April 1, 2018 in connection with the new OSA. Through the MIR program, all our BC casino and community gaming center operations are entitled to additional compensation from BCLC at a rate of 5% of net win as long as we are meeting its agreed long-term investment over the term of the OSA. In Ontario, we are entitled to remuneration from the OLG up to a predefined amount per gaming property in each operating year for Permitted Capital Expenditures, a term defined in our COSAs with OLG.

Growth capital expenditures for the year ended December 31, 2018 related primarily to development of the Starlight Casino Edmonton, the redevelopment of Point Edward, and new F&B outlets at Chances Playtime Campbell River, and Chances Playtime Courtenay. Additionally, there was a major slot replacement project, which included the replacement and conversion of approximately 1,700, or 25% of the slot machines at the Ontario properties.

For the year ended December 31, 2017 growth capital expenditures primarily related to the following: the purchase of slot machines for the Ontario properties; renovations and new F&B outlets at Grand Villa Casino Burnaby; the development of the Starlight Casino Edmonton; the relocation and new build of Cascades Casino Penticton; and new F&B outlets at Chances Playtime Campbell River and Chances Playtime Courtenay.

As we continue to expand and diversify our revenue stream through property expansions, relocations and renovations, we currently have a number of initiatives at our operations in BC including (i) the relocation and expansion of our Mission property that is expected to complete in the third quarter of 2021; and (ii) a relocation in the City of Delta that is expected to offer 40,000 square feet in gaming space. The estimated growth capital expenditure for these two projects is expected to be approximately $95.0 million to $100.0 million.

Growth Capital Projects

Our plans for the Southwest Ontario, North Ontario, and Central Ontario properties include significant renovations, redevelopments or relocations of two properties (London (Western Fair) and Sudbury (Sudbury Downs Slots) and the development of new casinos in three locations (Kenora, North Bay, and Wasaga Beach). Our plans for the BC properties include the relocation of our Mission and Delta properties. The estimated capital costs of these plans is approximately $305.0 million to $325.0 million.

Quantitative and Qualitative Disclosure about Market Risk

Our activities expose us to a variety of financial risks, which include credit risk, liquidity risk, interest rate risk and foreign exchange rate risk. Our risk management activities are designed to mitigate possible adverse effects on our performance. Risk management activities are managed by the finance and accounting department.

Our significant financial instruments and the types of risks to which their carrying values are exposed are as follows:

Credit Risk

Credit risk is the risk that a party to one of our financial instruments will cause a financial loss to us by failing to discharge an obligation. The carrying values of our financial assets represent the maximum exposure to credit risk and are as follows:

Cash and cash equivalents: Credit risk associated with these assets is minimized by ensuring that cash and cash equivalents are held by high-quality financial institutions or are held at our casinos or CGCs.

Amounts receivable: Credit risk associated with these balances is minimized due to the nature of our business. The majority of the balances are due from the federal government for sales tax rebates and provincial gaming corporations. We also have a markers receivable balance from gaming patrons. We continuously monitor the credit quality of customers based on a credit rating analysis. Where available, external credit ratings and/or reports on customers are obtained and used. Our policy is to deal only with creditworthy counterparties. The credit terms range between 2 and 30 days. The credit terms for customers as negotiated with customers are subject to an internal approval process, which considers the credit rating analysis. The ongoing credit risk is managed through regular review of ageing analysis, together with credit limits per customers.

We apply the IFRS 9 simplified model of recognizing lifetime expected credit losses for all markers receivables as these items do not have a significant financing component.

In measuring the expected credit losses, the markers receivables have been assessed on a collective basis, as they possess shared credit risk characteristics. They have been grouped together based on the days past due and also according to the collections portfolio status of customers.

The expected loss rates are based on the payment profile for credit extended over the past 15 months before September 30, 2019 and December 31, 2018 as well as the corresponding historical credit losses during those periods. The historical rates are adjusted to reflect current and forward-looking macroeconomic factors affecting the customer’s ability to settle the amount outstanding.

Markers receivables are written off (i.e. derecognized) when there is no reasonable expectation of recovery. Failure to make payments within 365 days from the marker issuance date and failure to engage with us on alternative payment arrangement amongst other factors are considered indicators of no reasonable expectation of recovery. As at September 30, 2019, we had a provision for bad debts of $2.8 million (2018—$3.0 million; 2017—$nil) against markers receivable of $3.6 million (2018—$3.9 million; 2017—$nil) and no amounts receivable were past due or impaired.

Liquidity Risk

Liquidity risk is the risk that we will encounter difficulty in meeting obligations associated with our financial liabilities that are settled by delivery of cash or another financial asset. We settle our financial obligations out of cash and cash equivalents. Our ability to accomplish this depends on generating sufficient revenue, collecting amounts receivable in a timely manner and maintaining sufficient cash and cash equivalents for anticipated needs. As at September 30, 2019, we had gaming revenue payable to the BCLC and the OLG of $4.3 million, accounts payable and accrued liabilities of $99.4 million, current debt obligations of $291.6 million (including the current portion of long-term debt and projected interest payments), current lease payment obligations of $74.0 million (current portion of lease liabilities and projected interest payment), and current deferred consideration payable of $2.2 million, all of which become due with one year of the balance sheet date.

Market Risk

Market risk is the risk that fair value or future cash flows of a financial instrument will fluctuate because of changes in interest rates and/or foreign exchange rates or other price risk.

Interest Rate Risk

Interest rate risk is the risk that the fair values or cash flow of a financial instrument will fluctuate because of changes in market interest rates. Our exposure to market risk for changes in interest rates is due to our variable-rate debt.

As at September 30, 2019, if interest rates on the variable rate long-term debt (U.S. and Canadian term facility) had been 1% higher or 1% lower, with all other variables held constant, the effect on interest expense for the nine months ended September 30, 2019 would have been $4.4 million (2018—$5.2 million; 2017—$5.7 million).

For additional information about interest rates on the debt, see Note 14 of the GTWY Holdings Limited Condensed Consolidated Financial Statements in this proxy statement/prospectus. Pursuant to our CCIRS contracts described below, management has converted 75% of the interest due on Term Loan B from a floating to fixed rate loan for the duration of the CCIRS.

Foreign Exchange Rate Risk

Foreign exchange rate risk is the risk that the fair value or cash flow of a financial instrument will fluctuate due to changes in foreign exchange rates. We are exposed to foreign exchange rate risks, as at September 30,

2019, because the Term Loan B and 8.25% Notes are denominated in US dollars. We have entered into CCIRS to manage known currency exposure on our US dollar denominated long-term debt. The CCIRS also converts the interest rate risks on the term loans from being a floating rate to a fixed rate loan. The CCIRS contracts require the periodic exchange of payments with the exchange at maturity of notional principal amounts on which the payments are based.

The CCIRS contracts cover 75% of the US$440.0 million principal of the Term Loan B and 75% of the US$255.0 million principal of the 8.25% Notes. The CCIRS contracts pertaining to Term Loan B are fixed at a weighted average US dollar to Canadian dollar foreign exchange rate of 1.3166 and bear a fixed weighted average interest rate of 4.94%. The CCIRS contracts pertaining to the 8.25% Notes are fixed at a US dollar to Canadian dollar foreign exchange rate of 1.3168 and bear a fixed weighted average interest rate of 7.85%.

We have entered into a forward contract that covered 100% of the Bridge Loan at a fixed US dollar to Canadian dollar foreign exchange rate of 1.3500. As at October 22, 2019 this forward contract now covers approximately 90% of the Holdings Term Loan.

If the period end foreign exchange rate had been 10% higher or 10% lower, with all other variables held constant, the effect on our foreign exchange for the nine months ended September 30, 2019 would have been $106.4 million higher or lower (2018—$98.7 million; 2017—$85.3 million), respectively.

Cash and cash equivalents as at September 30, 2019, December 31, 2018 and 2017 contain US dollar denominated amounts of US$2.0 million, US$3.5 million and US$5.6 million, respectively.

Accounts payable and accrued liabilities as at September 30, 2019, December 31, 2018 and 2017 contain US dollar denominated amounts of US$8.4 million, US$13.6 million, US$22.2 million, respectively.

Effects of Inflation

The effects of inflation were not considered material in the periods covered, due to the steady nature of inflation over this period.

Debt Prepayment Option

As at September 30, 2019, we have prepayment options on our 8.25% Notes, which are considered embedded derivatives. The embedded derivatives are accounted for separately and included in “Other assets” on the consolidated balance sheet.

Contingencies and Litigation

Various claims and litigation arise in the course of our business. We have accounted for sufficient provisions in relation to such claims and litigation, and remaining contingencies should not have a material effect on our financial position or operating results.

Tax Matters

Income Tax Matters

As at September 30, 2019, the CRA has issued notices of reassessment and/or notices of determination of loss to GCEL for the taxation years ended December 31, 2010 to 2014 and December 31, 2016 in which the CRA (i) treated amounts received by GCEL from the BCLC on account of FDCs as taxable income, and (ii) reclassified certain costs incurred by GCEL as “eligible capital expenditures” rather than the cost of Class 14 depreciable property, as described in greater detail below. In addition, the CRA has also issued notices of reassessment or notices of determination of loss to our subsidiaries Boardwalk Squamish and 427967 for their taxation years ending December 31, 2011, 2012 and 2014 in which the CRA treated amounts received by them from the BCLC on account of FDCs as taxable income.

Before April 1, 2018, under GCEL’s previous MCOSA with the BCLC, GCEL was entitled to receive FDCs in respect of certain agreed upon capital expenditures undertaken by it. Similarly, Boardwalk Squamish and 427967 are entitled, under their respective OSAs with the BCLC, to receive FDCs in respect of certain agreed upon capital expenditures undertaken by them. For income tax purposes, GCEL, Boardwalk Squamish and 427967 treated the FDCs as payments that reduced the cost of the related capital expenditures.

In the reassessments and loss determinations for GCEL, Boardwalk Squamish and 427967, the CRA has taken the position that the FDCs were service fees, and that they should therefore be included in income rather than reducing the cost of the related capital expenditures. In the reassessments and loss determinations for GCEL, the CRA has also taken the position that the MCOSA constituted an “eligible capital property” rather than Class 14 depreciable property. This reclassification resulted in a reduction in the capital cost allowance that may be claimed by GCEL, which reduction was partly offset by an increase in GCEL’s cumulative eligible capital deductions.

We disagree with the CRA’s position, and intend to vigorously defend our tax filing position. Accordingly, we have filed an appeal from the reassessments and loss determinations referred to above with the Tax Court of Canada. The likely timing to resolve the appeal may take several years.

If our appeal is not successful and the CRA’s position ultimately prevails, then based on the notices of reassessment and notices of determination of loss received from the CRA our net income (loss) for tax purposes for the taxation years ended December 31, 2010 to 2016 would increase by $1.7 million, $30.9 million, $31.2 million, $30.1 million, $31.8 million, $28.5 million and $28.5 million, respectively. In that case, we have sufficient non-capital loss carry-forwards to offset the additional income reassessed; however, our non-capital losses available for carryforward to subsequent taxation years would be reduced, and we estimate that we would begin to incur liability for income tax sooner than otherwise currently anticipated.

We acquired POM, a company “related” to us for Canadian income tax purposes, during the fiscal year ended December 31, 2018. POM was subsequently dissolved into GCEL prior to December 31, 2018. For the fiscal year beginning January 1, 2019 and for future years, GCEL expects to be able to access POM’s non-capital losses of approximately $213 million to apply against future income generated. If the Company is to undergo a change of control for Canadian tax law purposes, either as a result of this transaction or otherwise, GCEL would no longer be able to access such POM losses. In addition, the Canadian tax authorities may potentially challenge the amount of such losses or the GCEL’s ability to apply the losses against future income. As such, the Company may be subject to income tax sooner than anticipated.

GST/HST Matters

The CRA has conducted excise tax audits of GCEL relating to the period May 18, 2010 to June 30, 2015 and of 7588674 relating to the period February 1, 2010 to September 16, 2010. The CRA has taken the view that ATM fees collected by GCEL and 7588674 did not relate to the provision of an exempt “financial service” to our customers, and that GST and/or HST therefore should have been collected and remitted on such amounts.

During the year ended December 31, 2017, GCEL and 7588674 received reassessments from the CRA relating to the taxation period September 2, 2010 to June 30, 2015 and February 1, 2010 to September 16, 2010, respectively. In the reassessments, the CRA has adjusted the net tax on GCEL’s GST/HST returns by $2.5 million and the net tax on 7588674’s GST/HST returns by $0.2 million. In addition, the CRA has assessed penalties and interest of $1.5 million and $0.2 million, respectively. At September 30, 2019, GCEL and 7588674 have remitted to the CRA $4.0 million and $0.4 million, respectively.

We intend to vigorously defend GCEL’s and 7588674’s tax filing positions, and have filed notices of objection to the CRA reassessments. If necessary, we intend to file notices of appeal to the Tax Court of Canada. The resolution of this matter could take years.

Off-Balance Sheet Arrangements

We do not currently have any off-balance sheet arrangements that have or are reasonably likely to have a material current or future adverse effect on its financial condition, revenue or expenses, results of operations, liquidity, capital expenditures or capital resources. From time to time, we may enter into operating leases or letters of credit that would not be reflected in the balance sheet. As at September 30, 2019, we have issued letters of credit totaling $80.3 million.

Transactions with Related Parties

For the nine months ended September 30, 2019 and the years ended December 31, 2018 and 2017, our controlling shareholder, Catalyst, provided consulting and advisory services through our Executive Chairman Gabriel de Alba without charge.

Key management includes our board of directors and executive officers. Compensation awarded to key management is as follows:

	Nine Months Ended September 30,		Year ended December 31,
(in thousands of $)	2019	2018	2018	2017
Salaries and other benefits	$3,523	$2,721	$3,731	$3,314
Share-based payments (recovery)	10,067	8,441	9,029	19,631

Total	$13,590	$11,162	$12,760	$22,945

Outstanding Share Data

On May 3, 2019, the shareholders of GCEL transferred their GCEL common shares to Holdings in exchange for common shares of Holdings, on the basis of one Holdings common share for each GCEL common share. As at September 30, 2019, there were 39,407,510 Holdings Shares issued and outstanding, compared to 39,407,510 GCEL common shares as at December 31, 2018 and 39,398,564 GCEL common shares as at December 31, 2017.

Application of Critical Accounting Estimates and Judgments

The preparation of financial statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Management’s estimates, assumptions and judgments are based on historical experience and other factors considered to be reasonable, including expectations of future events.

Estimates and assumptions that could result in a material effect in the next financial year on carrying amounts of assets and liabilities are outlined below:

Impairment of non-financial assets

The determination of a long-lived asset impairment requires significant estimates and assumptions to determine the recoverable amount of a cash generating unit, or the CGU, the recoverable amount being the higher of fair value less costs of disposal, or the FVLCOD, and value in use, or the VIU. The FVLCOD and VIU methods involve estimating the net present value of future cash flows derived from the use of the CGU, discounted at an appropriate rate.

In the event an impairment analysis is required, the key assumptions that would be utilized in the determination of future cash flows would represent management’s best estimate of the range of economic conditions relating to the CGU, and would be based on historical experience, economic trends and communication with other key stakeholders of the Company. These key assumptions would include the revenue growth rate, margin as a percentage of revenues, capital expenditures, the inflation growth rate and the discount rate. Significant changes in the key assumptions that would be utilized in the determination of future cash flows could result in an impairment loss or reversal of a previously recognized impairment loss.

Estimated useful lives of non-financial assets

Judgment is used to estimate each component of a tangible and intangible asset’s useful life and is based on an analysis of all pertinent factors including, but not limited to, the expected use of the asset and, in the case of an intangible asset, contractual provisions that enable renewal or extension of the asset’s legal or contractual life without substantial cost, and renewal history. If the estimated useful lives change, this could result in an increase or decrease in the annual amortization and depreciation expense, and future impairment charges.

Income taxes

Deferred tax assets and liabilities are due to temporary differences between the carrying amount for accounting purposes and the tax basis of certain assets and liabilities, as well as undeducted tax losses. Estimation is required for the timing of the reversal of these temporary differences and the tax rate applied. The carrying amounts of assets and liabilities are based on amounts recorded in the consolidated financial statements and are subject to the accounting estimates inherent in those balances. The tax basis of assets and liabilities and the amount of undeducted tax losses are based on the applicable income tax legislation, regulations and interpretations. The timing of the reversal of the temporary differences and the timing of deduction of tax losses are based on estimations of the Company’s future financial results.

Changes in the expected operating results, enacted tax rates, legislation or regulations, and the Company’s interpretations of income tax legislation, will result in adjustments to the expectations of future timing difference reversals, and may require material deferred tax adjustments.

The Company’s operations are conducted in jurisdictions with complex tax laws and regulations that can require significant interpretation. As such, the Company and the tax authorities could disagree on tax filing positions and any reassessment of the Company’s filings could result in material adjustments to tax expense, taxes payable and deferred income taxes.

Fair value of long-term debt

The Company makes estimates and assumptions relating to fair value disclosure of the long-term debt. The critical assumptions underlying the fair value disclosure include the credit spread. The Company reviews various comparable debt securities and determines a reasonable credit spread applicable to the debt securities.

Fair value of embedded derivatives

The Company is required to determine the fair value of embedded derivatives, such as prepayment options, separate from its long-term debt. Fair values for embedded derivatives are determined using valuation techniques and require estimates of redemption dates and forward interest rates existing at the balance sheet date as the financial instruments are not traded in an active market.

Fair value of derivative financial instruments

The estimated fair value of derivative financial instruments has been determined based on appropriate valuation methodologies and/or third-party indications. Fair values determined using valuation models require the use of assumptions concerning the amount and timing of future cash flows, discount rates, credit risk and probability of future events that are beyond management’s control. In determining these assumptions, the Company relied on external, readily observable quoted market inputs, where available, including Canadian and United States forward interest rate yield curves, and Canadian and United States foreign exchange rates, discounted to a present value as appropriate.

Share-based compensation

Share-based compensation provided to executives takes into account the number of Common Shares expected to vest based on an estimate of the most likely possible outcome of a sale of some or all common shares by the existing shareholders and the possible service periods of the officers. The calculation also incorporates a per share fair value, based on the most recent share issuance.

It is reasonably possible that future estimates or the actual outcomes and timing of a liquidity event may be different from the assumptions used in the preparation of the Interim Financial Statements and a material change in the share-based compensation reflected in the consolidated statement of operations and comprehensive loss may occur. The range of possible outcomes is dependent on the interaction of multiple factors.

Fair value of net assets acquired in business combinations

The consideration transferred for an acquired business, or purchase price, is assigned to the identifiable tangible and intangible assets purchased and liabilities assumed on the basis of their fair values at the date of acquisition. The identification of assets purchased and liabilities assumed and their valuation is specialized and judgmental. Where appropriate, the Company engages external business valuators to assist in the valuation of tangible and intangible assets acquired. Any excess of purchase price over the fair value of the identifiable tangible and intangible assets purchased and liabilities assumed is allocated to goodwill.

Judgments that management has made in the process of applying the Company’s accounting policies and that have the most significant effect on the amounts recognized in the Financial Statements are outlined below:

Lease liability

In assessing whether a contract is, or contains, a lease, management makes judgments when determining whether the contract involves the use of an identified asset, and whether the Company has the right to control the use of the identified asset.

The Company’s lease liabilities are measured at the present value of the lease payments discounted using the applicable incremental borrowing rate. Determination of the discount rate requires significant judgement and may have significant impact on the lease liability valuations.

In determining the lease term, the Company considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). The assessment is reviewed if a significant event or a significant change in circumstances occurs which affects this assessment and that is within the control of the lessee.

A change in the assessment of the lease term will result in a remeasurement of the lease liability using revised inputs at the reassessment date and an adjustment to the right-of-use asset. If the right-of-use asset is reduced to zero, any remaining amount is recognised in profit or loss.

Determination of CGUs

The Company’s assets are grouped into CGUs based on their ability to generate separately identifiable cash inflows. The determination of a CGU involves an assessment regarding the interdependency of cash inflows and the Company’s organizational structure.

Segment reporting

The Company has aggregated its operating segments into reportable segments based on an assessment that each operating segment has similar economic characteristics, types of customers, types of services and products provided, regulatory environments, and management and reporting structures.

Revenue recognition

The application of IFRS 15 requires the Company to make a number of judgments, including the determination of the nature of its performance obligations under its contracts, the assessment of the amount it expects to be entitled for, the timing of recognition and the allocation of the transaction price to loyalty programs. The Company concluded that its services are as an operator since the signed and executed contracts are between the Company and the provincial corporations in performing obligations over the term of the contracts. Consequently, revenue is recognized net of amounts paid to the provincial corporations for free play and customer loyalty programs and table gaming supply charge payments.

With the expectation the Company will incur eligible costs that can be claimed as Permitted Capital Expenditures up to the maximum annual threshold, the Company has taken the approach of recognizing PCE remuneration on a straight-line basis over the course of its fiscal year.

Discontinued operations held for sale

The classification of non-current assets (or disposal groups) as held for sale is based on an assessment whether their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable.

Operations that are classified as held for sale are presented as discontinued operations when the operations represent a major separate line of business or geographical area of operations, are part of a single coordinated disposal plan or represent a subsidiary acquired exclusively with a view to resale. The assessment on what is a major separate line of business is done on a case by case basis and depends on the size of the operations in terms of revenue or total value of assets and liabilities compared to the total operations of the Company.

New Accounting Standards Applied

IFRS 9, Financial Instruments, addressed revised guidance on the classification and measurement of financial instruments and replaced guidance in IAS 39, Financial Instruments: Recognition and Measurement. We adopted IFRS 9 on a retrospective basis without restatement of comparative periods. The new standard also includes a new expected credit loss model for calculating impairment on financial statements. Due to the nature of our business, this change did not have a material impact on the consolidated financial statements. See “Index to Financial Statements—Notes to GTWY Holdings Limited Consolidated Financial Statements—Note 4.”

IFRS 15, Revenue from Contracts with Customers, deals with revenue recognition and establishes principles for reporting useful information to users of financial statements about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The standard introduces a single, principles-based, five-step model to be applied to all contracts with customers. The standard provides guidance on timing of revenue recognition, including accounting for variable consideration, costs of fulfilling and obtaining a contract and various other matters. New disclosures in respect of revenue are also introduced. The standard replaces IAS 18, Revenue, and IAS 11, Construction Contracts, and related interpretations.

We adopted IFRS 15 using the full retrospective method on January 1, 2018, which resulted in changes in accounting policies and adjustments to the amounts recognized in the consolidated financial statements and previous periods. The adoption of IFRS 15 had no impact on the consolidated balance sheet as at January 1, 2017. See “Index to Financial Statements—Notes to GTWY Holdings Limited Consolidated Financial Statements—Note 4.”

The new standard increased our revenue disclosure requirements, including disaggregation of revenue and discussion of deferred revenue.

The Company adopted the following new accounting standards effective January 1, 2019. The changes in accounting policies were reflected in the Company’s Financial Statements for the year ended December 31, 2018.

IFRS 16—Leases

IFRS 16, Leases specifies how to recognize, measure, present and disclose leases. The standard provides a single lessee accounting model, requiring the recognition of assets and liabilities for all leases, unless the lease term is 12 months or less or the underlying asset has a low value. The standard replaces IAS 17, Leases and related interpretations.

The Company adopted the standard from its mandatory adoption date of January 1, 2019. The Company applied the modified retrospective approach and did not restate comparative amounts for the year prior to first adoption. Right-of-use assets for leases was measured on transition as if the new rules had always been applied.

IFRS 16 does not change substantially how a lessor accounts for leases. Under IFRS 16, a lessor continues to classify leases as either finance leases or operating leases and account for those two types of leases differently. The Company’s activities as a lessor did not have an impact on the Interim Financial Statements.

The adoption of IFRS 16 had a material impact on the financials on the results for the nine-month period ended September 30, 2019. See “Index to Financial Statements—Notes to GTWY Holdings Limited Consolidated Financial Statements—Note 4.”

IFRIC 23—Uncertainty over Income Tax Treatments

IFRIC 23 adds to the requirements in IAS 12 by specifying how to reflect the effects of uncertainty in accounting for income taxes. IFRIC 23 was adopted on January 1, 2019 and did not have a significant impact on the Company’s financial results or position.

BENEFICIAL OWNERSHIP

The following table sets forth information regarding the beneficial ownership of LACQ Shares as of the record date and of Holdings Shares immediately following consummation of the Transactions (assuming minimum and maximum redemptions) by:

•	each person known by LACQ to be the beneficial owner of more than 5% of LACQ’s Shares either on the record date or after the consummation of the Transactions;

•	each of LACQ’s current executive officers and directors;

•	all of LACQ’s current executive officers and directors as a group;

•	each person known by Holdings to be the beneficial owner of more than 5% of Holdings Shares either on the record date or after the consummation of the Transactions;

•	each person who will become an executive officer or a director of Holdings upon consummation of the business combination; and

•	all of Holdings’ executive officers and directors as a group upon consummation of the business combination.

The number of common shares beneficially owned by each entity or individual below is determined in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of the consummation of the Transactions through the exercise of any option, warrant or other right.

	Pre-Transactions(2)		Post-Transactions (assuming no redemptions)(3)		Post-Transactions (assuming maximum redemptions)(4)
Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares
LACQ Directors and Officers Pre-Transactions:(1)
A. Lorne Weil and affiliated entities(5)	1,134,742	4.8%	—	—	—	—
Daniel B. Silvers and affiliated entities(6)	1,128,370	4.7%	—	—	—	—
Mark J. Falcone	25,000	*	—	—	—	—
Steven M. Rittvo	25,000	*	—	—	—	—
David L. Weinstein	25,000	*	—	—	—	—
George Peng	87,014	*	—	—	—	—
Eric Carrera	54,701	*	—	—	—	—
All directors and executive officers as a group (seven individuals)	2,479,827	10.4%	—	—	—	—
LACQ 5% or Greater Shareholders:
HG Vora Capital Management, LLC(7)	3,462,500	14.5%	—	—	—	—
Davidson Kempner Capital Management LP(8)	1,500,00	6.3%	—	—	—	—
Holdings Named Executive Officers and Directors Post Transactions: (9)
Tony Santo	—	—	474,383	1.0%	474,383	1.5%
Mark Falcone	—	—	*	*	*	*
Terry McInally	—	—	*	*	*	*
Gabriel de Alba(10)	—	—
A. Lorne Weil and affiliated entities(5)	—	—	2,404,043	5.2%	2,404,043	7.4%
Daniel Silvers and affiliated entities(6)	—	—	2,307,539	4.9%	2,307,539	6.7%
Lyle Hall	—	—	—	—	—	—
Olga Illich	—	—	—	—	—	—
Dr. Michael Percy	—	—	—	—	—	—
All named executive officers and members of Holdings board of directors as a group (nine individuals)	—	—	5,320,967	10.8%	5,320,967	15.3%
Holdings 5% or Greater Shareholders Post Transactions
Catalyst(10)	—	—	28,124,336	47.6%	30,293,198	67.5%
TOP V New World Holdings, LLC(11)	—	—	6,650,048	13.3%	7,162,880	19.9%
HG Vora Capital Management, LLC(7)	—	—	11,875,000	23.5%	10,875,000	29.9%

*	Indicates beneficial ownership of less than 1% of the total outstanding common shares.
(1)	Unless otherwise noted, the business address of each of the holders is c/o Leisure Acquisition Corp., 250 West 57th Street, Suite 2223, New York, New York 10107.
(2)

The pre-Transactions percentage of beneficial ownership of LACQ in the table above is calculated based on 23,876,251 shares of common stock outstanding as of the record date. The amount of beneficial ownership does not reflect the shares of common stock issuable as a result of LACQ’s warrants as such warrants will not be exercisable within 60 days until the consummation of the Transactions. Except as otherwise indicated, LACQ believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them prior to the Transactions.

(3)

The post-Transactions percentage of beneficial ownership of Holdings is calculated based on 45,130,177 Holdings Shares outstanding. Such amount assumes that no public stockholders properly elect to redeem their LACQ Shares for cash, other than the November 26, 2019 redemption of 1,123,749 shares. The amount of beneficial ownership for each individual or entity post-business combination includes shares issuable as a result of Holdings’ warrants (other than Class A Warrants) as such warrants will become exercisable upon consummation of the business combination. Except as otherwise indicated, and subject to applicable community property laws, Holdings believes based on the information provided to Holdings that the persons named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by such person.

(4)

The post-Transactions percentage of beneficial ownership of Holdings is calculated based on 30,936,633 Holdings Shares outstanding. assumes aggregate redemption payments of approximately $233.6 million (US$176.4 million), so that following payment by LACQ to its stockholders who have validly elected to have their shares of LACQ Common Stock redeemed for cash pursuant to the LACQ Governing Documents as part of a LACQ Share Redemption, the amount of immediately available cash in the Trust Account shall be no less than the greater of (i) US$15.0 million and (ii) the aggregate amount of LACQ Transaction expenses (US$17.9 million). The amount of beneficial ownership for each individual or entity post-business combination includes shares issuable as a result of Holdings’ warrants (other than Class A Warrants) as such warrants will become exercisable upon consummation of the business combination.

(5)

Pre-Transaction, represents 266,900 shares held of record by Mr. Weil and 867,842 shares held of record by Hydra LAC, LLC. Post-transaction, represents 158,514 shares and 730,110 warrants held of record by Mr. Weil, and 515,419 shares and 1,000,000 warrants held of record by Hydra LAC, LLC. Mr. Weil is the managing member of Hydra LAC, LLC. Mr. Weil expressly disclaims beneficial ownership of such shares as to which he does not have a pecuniary interest.

(6)

Pre-Transaction, represents 887,127 shares held of record by MLCP GLL Funding, LLC, of which Matthews Lane Capital Partners LLC is the manager, and 241,243 shares held of record by Matthews Lane Capital Partners LLC. Post-Transaction, represents 526,872 shares and 1,637,390 warrants held of record by MLCP GLL Funding, LLC, and 143,277 shares held of record by Matthews Lane Capital Partners LLC. Mr. Silvers is the managing member of Matthews Lane Capital Partners LLC.

(7)

On behalf of one or more funds or accounts managed by HG Vora Capital Management, LLC. According to a Schedule 13G filed with the SEC on February 14, 2019 and a Form 4 filed with the SEC on January 17, 2018 by HG Vora Capital Management, LLC. the investment manager of HG Vora Special Opportunities Master Fund, Ltd. The business address of HG Vora Capital Management, LLC is 330 Madison Avenue, 20th Floor, New York, New York 10017.

(8)

According to a Schedule 13G filed with the SEC on December 11, 2017 on behalf of Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P., Davidson Kempner International Ltd., Davidson Kempner Capital Management LP, Thomas L. Kempner, Jr. and Robert J. Brivio, Jr. Mr. Kempner and Mr. Brivio are responsible for the voting and investment decisions relating to the securities held by such reporting persons. The business address of these stockholders is 520 Madison Avenue, 30th Floor, New York, New York 10022.

(9)	Unless otherwise indicated below, the address for each Holdings beneficial owner listed is c/o Holdings Limited, 100-4400 Dominion Street, Burnaby, British Columbia, Canada V5G 4G3.
(10)

Represents (i) assuming no redemptions, 14,164,646 shares and 13,959,690 warrants owned by Catalyst Fund Limited Partnership II, Catalyst Fund Limited Partnership III, or Catalyst Fund II Parallel Limited Partnership (the “Catalyst Funds”) and (ii) assuming maximum redemptions, 16,333,508 shares and 13,959,690 warrants owned by the Catalyst Funds. As partners of Catalyst, Messrs. Newton Glassman and Gabriel de Alba have voting and investment control over the shares and warrants owned by the Catalyst Funds. Each of Mr. Glassman and Mr. de Alba disclaims any beneficial ownership of the shares and warrants owned by the Catalyst Funds. The principal business address for each of the Catalyst Funds is 181 Bay Street, Suite 4700, P. O. Box 792, Bay Wellington Tower, Brookfield Place, Toronto, Ontario, Canada M5J 2T3.

(11)

BlackRock, Inc. has sole dispositive power and shares voting power with the Managing Member of TOP V New World Holdings, LLC with respect to the shares held by TOP V New World Holdings, LLC. The principal business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

LACQ Related Person Transactions

Founder Shares

In September 2017, LACQ issued an aggregate of 7,187,500 founder shares to its Sponsors, the Strategic Investor and certain members of management or their affiliates for an aggregate purchase price of US$25,000 in cash, or approximately US$0.003 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of the LACQ IPO. In October 2017, the Hydra sponsor transferred 203,957 of its founder shares to certain LACQ officers and professionals. In October 2017, certain of LACQ’s initial stockholders transferred 711,250 of their founder shares to the Strategic Investor, with 355,625 of the shares subject to return to such stockholders if certain specified market price levels for LACQ Shares are exceeded following the closing of the business combination. In November 2017, the Hydra sponsor transferred 25,000 founder shares to each of Messrs. Falcone, Rittvo and Weinstein, LACQ’s independent directors. In December 2017, in connection with the completion of the LACQ IPO, and in January 2018, following the expiration of the underwriter’s over-allotment option, LACQ’s initial stockholders forfeited 1,437,500 and 750,000 shares, respectively, which reduced the aggregate number of outstanding founder shares to 5,000,000 so as to maintain the aggregate ownership of founder shares at 20% of LACQ’s outstanding shares immediately following the consummation of the LACQ IPO. The founder shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

In connection with the Transactions, pursuant to the Transaction Support Agreement, certain of LACQ’s initial stockholders agreed to forfeit 1,000,000 founder shares effective immediately prior to the Merger Effective Time at the Closing. See “The Business Combination Proposal—Related Agreements—Transaction Support Agreement.”

LACQ Private Placement Warrants

Affiliates of the Sponsors, the Strategic Investor and certain members of management purchased an aggregate of 6,825,000 LACQ Private Placement Warrants for a purchase price of US$1.00 per whole warrant concurrently with the closing of the LACQ IPO. Each LACQ Private Placement Warrant entitles the holder to purchase one LACQ Share at an exercise price of US$11.50 per share. The LACQ Private Placement Warrants (including the common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

In connection with the Transactions, pursuant to the Transaction Support Agreement, the Sponsors, the Strategic Investor and certain members of management agreed to amend the terms of the LACQ Private Placement Warrants into three equal tranches of warrants with strike prices at US$11.50, US$12.50 and US$15.00 effective upon the Closing. The warrants with a strike price of US$11.50 will be exercisable for a period of five years from the Closing Date, the warrants with a strike price of US$12.50 will be exercisable for a period of five years from the Closing Date and the warrants with a strike price of US$15.00 will be exercisable for a period of seven years from the Closing Date. See “The Business Combination Proposal—Related Agreements—Transaction Support Agreement.”

Contingent Forward Purchase Contract with Strategic Investor

On December 5, 2017, the Strategic Investor entered into a contingent forward purchase contract with LACQ to purchase, in a private placement for gross proceeds of approximately US$62,500,000 to occur concurrently with the consummation of the business combination, 6,250,000 LACQ units on substantially the same terms as the sale of units in the LACQ IPO at US$10.00 per unit. On December 27, 2019, the Contingent

Forward Purchase Contract was amended to provide that the Contingent Forward Purchase Contract will terminate effective upon the Closing in connection with the proposed business combination with Holdings. As part of the Transactions, on December 27, 2019, the Strategic Investor entered into a new contingent forward purchase contract (the “Strategic Investor Subscription Agreement”), in similar form to and to replace the Contingent Forward Purchase Contract, with Holdings pursuant to which, among other things the Strategic Investor agreed to purchase 3,000,000 units of Holdings’ equity securities (with each unit consisting of one Holdings Share and one-half of one Holdings Warrant) for a purchase price of US$10.00 per unit. See “Certain Relationships and Related Person Transactions—LACQ Related Person Transactions—Contingent Forward Purchase Contract with Strategic Investor.”

Administrative Services Agreement

Commencing on December 1, 2017, LACQ agreed to pay its Hydra sponsor, or its affiliates or assignees, a total of up to US$10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the business combination or LACQ’s liquidation, LACQ will cease paying these monthly fees. In addition, LACQ may pay the Sponsors or any of its existing officers or directors, or any entity with which they are affiliated, a finder’s fee, consulting fee or other compensation in connection with identifying, investigating and completing the business combination. These individuals will also be reimbursed for any out of pocket expenses incurred in connection with activities on LACQ’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. LACQ’s audit committee will review on a quarterly basis all payments that were made to its Sponsors, Strategic Investor, officers, directors or its or their affiliates and will determine which fees and expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on payments that may be made to the Sponsors, Strategic Investor, officers, directors or any of their respective affiliates.

Pre-IPO Promissory Notes

LACQ entered into promissory notes with the Sponsors whereby they agreed to loan LACQ up to an aggregate of US$400,000 to be used for a portion of the expenses of the LACQ IPO. These loans were non-interest bearing, unsecured and were due at the earlier of June 30, 2018 or upon the closing of the LACQ IPO. These loans were repaid upon the closing of the LACQ IPO.

Expense Advancement Agreement

In order to finance transaction costs in connection with an intended business combination, the Sponsors and Strategic Investor have committed an aggregate of US$1,000,000, in accordance with the unsecured promissory notes LACQ will issue to the Sponsors and Strategic Investor pursuant to the expense advance agreement between LACQ and its Sponsors and Strategic Investor, to be provided to LACQ and from which LACQ may draw down from time to time in the event that funds held outside of the Trust Account are insufficient to fund its expenses after the LACQ IPO and prior to the business combination (including investigating and selecting a target business and other working capital requirements) and the Sponsors may, but are not obligated to, loan LACQ additional funds as may be required. If LACQ completes a business combination, it expects to repay such loaned amounts out of the proceeds of the Trust Account released to LACQ. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the business combination does not close, LACQ may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to US$1,000,000 of all loans made to LACQ may be convertible into warrants of the post-business combination entity at a price of US$1.00 per warrant at the option of the lender. The warrants would be identical to the LACQ Private Placement Warrants.

On January 15, 2020, LACQ drew down the full $1,000,000 available to it under the Expense Advancement Agreement to fund general corporate purposes by issuing unsecured promissory notes to its Sponsors and Strategic Investor.

Registration Rights

The holders of the founder shares, LACQ Private Placement Warrants and warrants that may be issued upon conversion of working capital loans (and any shares of common stock issuable upon the exercise of the LACQ Private Placement Warrants and warrants that may be issued upon conversion of working capital loans) are entitled to registration rights pursuant to a registration rights agreement entered into by LACQ on the closing of the LACQ IPO, which requires LACQ to register such securities for resale.

In connection with the Transactions, pursuant to the Merger Agreement, the Sponsors and Strategic Investor will enter into a new registration rights agreement upon the Closing, which will replace the existing registration rights agreement LACQ’s initial stockholders initially entered into with LACQ. The new registration rights agreement will provide the Sponsors and Strategic Investor with certain registration rights. See the section entitled “The Business Combination Proposal—Registration Rights Agreement.”

Reimbursement of Expenses

The Sponsors or the Strategic Investor or any of LACQ’s existing officers or directors, or any entity with which they are affiliated will be reimbursed for any out of pocket expenses incurred in connection with activities on LACQ’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. LACQ’s audit committee reviews on a quarterly basis all payments that were made to its Sponsors, Strategic Investor, officers, directors or its or their affiliates and will determine which fees and expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on payments that may be made to the Sponsors, Strategic Investor, officers, directors or any of their respective affiliates. As of December 31, 2019, the aggregate amount of unreimbursed expenses was approximately US$1,000.

Company Related Party Transactions

POM Acquisition

On July 13, 2018, pursuant to a share purchase agreement dated June 29, 2018, GCEL acquired all of the shares of 1998720 Ontario Inc. (formerly 7562578 Canada Inc.), or POM, from Natural Market Restaurants Corp. (“NMRC”), a wholly owned subsidiary of investment funds managed by Catalyst, for approximately $16.3 million (the “POM Acquisition”). POM previously carried on a grocery business under the name “Planet Organics Market” and, in the course of doing so, incurred significant losses. Prior to the closing of the POM Acquisition, POM transferred all of its assets (other than the shares of a non-operating subsidiary and certain tax losses) to, and all of POM’s remaining liabilities were assumed by, another wholly owned subsidiary of NMRC. The acquisition of POM is intended to allow us to utilize POM’s non-capital losses, which NMRC represented to be not less than $217.0 million. As of September 30, 2019, the non-capital losses acquired from POM have been reduced to $212.9 million due to temporary differences in accounting treatment since POM’s income exceeded estimates during the period beginning on January 1, 2018 and ending on the date of the POM Acquisition, or July 12, 2018. The reduction in non-capital losses did not require a price adjustment as it was within the limitations agreed to by the Company and NMRC.

The share purchase agreement contains various representations and warranties by NMRC, including ones relating to the transfer of POM’s business assets and the assumption of POM’s business liabilities prior to the closing of the POM Acquisition, the absence of certain other liabilities, and certain tax attributes of POM. NMRC has agreed to indemnify us for any losses suffered from any breach under the share purchase agreement. This indemnity is capped at 50% of the purchase price and is limited to two years for representations and warranties relating to certain tax matters and three years for all other representations and warranties. In addition, NMRC has agreed to indemnify GCEL for any outstanding and future liabilities of POM relating to the grocery business previously carried on by POM.

As GCEL and NMRC are under the common control of investment funds managed by Catalyst, the POM Acquisition constituted a related party transaction. Accordingly, GCEL retained Sequeira Partners Inc., an independent financial advisor, to provide a fairness opinion on the purchase price paid by it, and the nominees of Catalyst on our board of directors declared their interest in the transaction and abstained from voting thereon.

Shareholders’ Agreements

Holdings is a party to a shareholders’ agreement dated September 16, 2010, by and among us and all of our shareholders. This existing shareholders’ agreement will terminate upon consummation of the Transactions.

In connection with the Merger Agreement, Holdings entered into a Shareholders’ Agreement with the Catalyst Group and each Sponsor, pursuant to which, among other things, effective as of and following the consummation of the Transactions, the Catalyst Group, certain Sponsor parties affiliated with Daniel B. Silvers and certain Sponsor parties affiliated with A. Lorne Weil will be granted certain rights to nominate members of the Holdings Board, subject to certain conditions set forth in the Shareholders’ Agreement, including, without limitation, satisfaction of certain minimum ownership requirements. In addition, pursuant to a letter agreement entered into between the Strategic Investor and Holdings concurrently with the execution of the Shareholders’ Agreement, the Strategic Investor has also agreed to support each nominee nominated for election to the Holdings Board pursuant to the Shareholders’ Agreement through the first annual shareholder meeting of Holdings following the Closing (provided that such annual shareholder meeting occurs on or prior to June 30, 2021). For each subsequent annual shareholder meeting, Holdings will provide the Strategic Investor with a written notice of each individual nominated and recommended by the Holdings Board to be elected to the Holdings Board. If the Strategic Investor indicates in writing to Holdings that it will support such nominees to the Holdings Board, then the Strategic Investor must vote for such nominees at the annual shareholder meeting at which such nominees are to be elected. For more information regarding the Shareholders’ Agreement and the Strategic Investor Side Letter, see “The Business Combination Proposal—Related Agreements—Shareholder Agreement and Strategic Investor Side Letter.”

Transaction Support Agreement

In connection with the execution of the Merger Agreement, the Sponsors and certain other existing stockholders of LACQ entered into the Transaction Support Agreement with LACQ and Holdings, which provides, among other things, that the stockholders party to the agreement will vote all their LACQ Shares in favor of the Transactions and will not transfer or sell their LACQ Shares prior to the earlier of the Closing or the termination of the Merger Agreement pursuant to its terms; provided that such transfer restrictions are not applicable to any LACQ Shares that were acquired by the Strategic Investor in LACQ’s initial public offering. For more information regarding the Transaction Support Agreement, see “The Business Combination Proposal—Related Agreements—Transaction Support Agreement.”

Registration Rights Agreement

The Catalyst Group, the Strategic Investor and certain existing stockholders of LACQ will be granted certain rights, pursuant to the Registration Rights Agreement which will be entered into at the consummation of the Transactions. For more information regarding the Shareholders’ Agreement and the Strategic Investor Side Letter, see “The Business Combination Proposal—Related Agreements—Registration Rights Agreement.”

Holdings Limited Term Loan

On October 22, 2019, Holdings entered into a term loan agreement by and among Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and the lenders party thereto. The Holdings Credit Agreement (as defined herein) provided for term loans in an aggregate principal amount of US$150 million, which were funded on the Holdings Term Loan Closing Date (as defined herein) and are scheduled to mature on April 22, 2022. As of December 31, 2019, approximately US$153.5 million in aggregate principal amount of terms loans were outstanding, of which approximately US$81.8 million were held by the Strategic Investor. For more information regarding the Holdings Credit Agreement, see “Description of Indebtedness—Holdings Limited Term Loan.”

Indemnification Agreements

Prior to the consummation of the Transactions, we intend to enter into indemnification agreements with each of our directors and officers.

Related Person Transaction Policy

Prior to the consummation of the Transactions, we intend to adopt a related person transaction policy.

DESCRIPTION OF INDEBTEDNESS

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

The following is a summary of certain provisions of the agreements and instruments evidencing our material indebtedness as of the date of this proxy statement/prospectus. This summary does not purport to be complete, and is subject to, and is qualified in its entirety by reference to, all of the provisions of such agreements and instruments, including the definitions of certain terms therein that are not otherwise defined in this proxy statement/prospectus.

Holdings Limited Term Loan

On October 22, 2019 (the “Holdings Term Loan Closing Date”), Holdings entered into a term loan agreement by and among Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, the lenders party thereto, and Holdings (the “Holdings Credit Agreement”). The Holdings Credit Agreement provided for term loans in an aggregate principal amount of US$150 million, which were funded on the Holdings Term Loan Closing Date and are scheduled to mature on April 22, 2022. The Holdings Credit Agreement contains customary representations and warranties, affirmative covenants, negative covenants and events of default applicable to us. The negative covenants include limitations on liens, indebtedness, investments and acquisitions, mergers and fundamental changes, sales and other dispositions of property or assets, dividends and distributions, and also includes a customary passive holding company covenant that restricts Holdings’ ability to engage in business operations unrelated to its equity interest in GCEL. The Holdings Credit Agreement contains provisions that, depending on the amount of redemptions by LACQ’s public stockholders in connection with the Transactions, may require us to seek a waiver or consent to consummate the Transactions. The covenants in the Holdings Credit Agreement are generally applicable to Holdings and not its subsidiaries, including GCEL. However, the Holdings Credit Agreement contains covenants that restrict GCEL’s ability to incur indebtedness or amend its existing debt documents in a manner materially adverse to the lenders under the Holdings Credit Agreement. In addition, beginning on the date financial statements are delivered with respect to the fiscal quarter ending June 30, 2020, and to the extent permitted under the GCEL debt documents, the Holdings Credit Agreement requires GCEL to distribute cash in excess of a minimum liquidity threshold to Holdings. The Holdings Credit Agreement does not contain any financial covenants.

The events of default include nonpayment of principal, interest, fees or other amounts, failure to perform covenants, cross-defaults to certain other indebtedness, insolvency or bankruptcy, customary ERISA events and the occurrence of a change of control.

We used the proceeds of the term loans funded under the Holdings Credit Agreement to (i) consummate the refinancing of Holdings’ existing 364-day bridge loan and (ii) pay fees and expenses in connection with all of the foregoing.

The interest rate applicable to the Holdings Term Loan is as follows: if paid in cash, 10.00% during the period between the Holdings Term Loan Closing Date through 182 days thereafter; 12.50% during the period 183 days after the Holdings Term Loan Closing Date through 364 days thereafter; 15.00% during the period 365 days after the Holdings Term Loan Closing Date and thereafter; and, if paid in kind, 12.00% during the period between the Holdings Term Loan Closing Date through 182 days thereafter; 14.50% during the period 183 days after the Holdings Term Loan Closing Date through 364 days thereafter; and 17.00% during the period 365 days after the Holdings Term Loan Closing Date and thereafter. Prior to maturity, Holdings is required to repay principal in instalments of US$15.0 million, US$15.0 million, and US$18.8 million on December 31, 2020, June 30, 2021, and December 31, 2021, respectively.

The term loans under the Holdings Credit Agreement may be prepaid without prepayment premium or penalty at any time prior to the first anniversary of the Holdings Term Loan Closing Date. Thereafter, any

repayment or prepayment of the term loans (whether mandatory, voluntary, or at maturity), other than the repayment of principal in instalments as described above, will be made at par plus a premium ranging from 3.00% to 8.50%, depending when such repayment or prepayment is made. Subject to certain exceptions, the term loans under the Holdings Credit Agreement are required to be repaid from the net cash proceeds of incurrences by Holdings of debt or equity, and from the proceeds of certain asset sales.

Senior Secured Credit Facility

The 2018 Refinancing

On March 13, 2018, we closed on a refinancing (the “2018 Refinancing”) of our prior senior credit facility (the “2017 Senior Secured Credit Facility”) pursuant to an amended and restated credit and guaranty agreement (the “A&R Credit Agreement”) for a new senior secured credit facility (the “2018 Senior Secured Credit Facility”). The 2018 Senior Secured Credit Facility consists of (i) the 2018 First Lien Term Loan Facility, a US dollar term loan facility in an aggregate principal amount of US$335.0 million and (ii) an up to $150.0 million 2018 Senior Secured Revolving Credit Facility available to be drawn in Canadian dollars (with a sublimit of US$25 million for US dollars), the entire amount of which is available for letters of credit. The 2018 Senior Secured Credit Facility includes an uncommitted incremental term facility option under the 2018 First Lien Term Loan Facility and an uncommitted incremental revolving facility option under the 2018 Senior Secured Revolving Credit Facility, which we collectively refer to as the Incremental Facilities. The aggregate principal amount of the Incremental Facilities may not exceed US$120.0 million plus an unlimited amount, subject to pro forma compliance with required leverage ratios depending on whether such Incremental Facility is secured on a pari passu basis, secured on a junior-lien basis or unsecured.

The 2018 First Lien Term Loan Facility has a seven-year maturity and is payable in equal quarterly amounts of 0.25% of the original principal amount of such facility funded prior to such date, with the remaining balance due at maturity. The 2018 Senior Secured Revolving Credit Facility has a five-year maturity.

Borrowings and letters of credit under the 2018 Senior Secured Revolving Credit Facility are made available by way of Canadian dollar and US dollar advances. The 2018 Senior Secured Revolving Credit Facility and 2018 First Lien Term Loan Facility bear customary interest rates. Upon a Qualified IPO (as defined in the A&R Credit Agreement), the interest rates applicable to the 2018 First Lien Term Loan Facility will be reduced by 0.25% per annum.

The 2018 Senior Secured Credit Facility is secured by a perfected first priority security interest in all of our and our wholly owned subsidiaries’ assets and all real and personal property (in each case, subject to certain exceptions and permitted liens).

Subject to reinvestment rights, the 2018 Senior Secured Credit Facility is subject to mandatory prepayment provisions. These provisions include, without limitation, a prepayment requirement with net cash proceeds from certain asset sales and casualty events (subject to customary reinvestment rights) and the incurrence of certain indebtedness, in each case subject to certain exceptions. There is also an annual prepayment requirement which commenced in the year ending December 31, 2018, in an amount equal to 50% (with stepdowns commencing if the first lien net leverage ratio is below certain agreed upon thresholds) of Excess Cash Flow (as defined in the A&R Credit Agreement) for the applicable fiscal year, minus the amount of any voluntary prepayments during such Excess Cash Flow Period or on or prior to the Excess Cash Flow Calculation Date to the extent not previously deducted pursuant to the terms of the 2018 Senior Secured Credit Facility (as such terms are defined in the A&R Credit Agreement). It is expected that, to the extent that mandatory prepayments are required, prepayments will be applied to prepay the term loan borrowings under the 2018 Senior Secured Credit Facility.

The 2018 Senior Secured Credit Facility imposes certain restrictions on our activities, including, without limitation, and subject to certain exceptions, restrictions on our ability to: incur debt, incur liens, make dispositions, make investments, make restricted payments, enter into transactions with affiliates, enter into agreements with negative pledge clauses, change the nature of our business, change our fiscal year, make payments of junior lien debt (including the notes issued hereby) and subordinated debt, amend the terms of our junior lien debt (including the notes issued hereby) and subordinated debt, amend the terms of our organizational documents and other material agreements, and enter into speculative transactions.

If an event of default under the 2018 Senior Secured Credit Facility occurs and is continuing, the principal amount outstanding thereunder, together with all accrued and unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

The Term Loan Upsize

On July 16, 2018, we entered into the First Amendment Agreement, pursuant to which we upsized the 2018 First Lien Term Loan Facility by way of the TLB Incremental Facility by US$105.0 million. The TLB Incremental Facility was funded on the same terms and pricing as the existing 2018 First Lien Term Loan Facility. The proceeds from the TLB Incremental Facility were used (i) to finance the acquisition of the Central Bundle, (ii) to pay related fees and expenses incurred in connection with the First Amendment and the Central Bundle acquisition, and (iii) to increase our available cash on hand to fund general corporate purposes, including future capital expenditures.

Second Priority Senior Secured Notes

On February 22, 2017, we issued US$255.0 million principal amount of second priority senior secured notes with a final maturity date of March 1, 2024 (the “8.25% Notes”). Subject to certain exceptions and permitted liens, the 8.25% Notes are secured by a second priority lien on the assets that secure our 2018 Senior Secured Credit Facility. The 8.25% Notes rank pari passu in right of payment with all existing and future senior indebtedness, and, to the extent of the value of the collateral, rank effectively senior to any unsecured senior indebtedness. The 8.25% Notes were issued pursuant to an indenture dated February 22, 2017 between us, the guarantors and the trustees, or the Indenture, as supplemented by a supplemental indenture dated March 13, 2018. The 8.25% Notes are guaranteed by all of our Restricted Subsidiaries (as defined in the Indenture). The 8.25% Notes accrue interest at the rate of 8.25% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, commencing September 1, 2017.

We may, upon not less than 30 nor more than 60 days’ notice, redeem the 8.25% Notes prior to March 1, 2020 at a redemption price equal to 100% of the principal amount of the 8.25% Notes redeemed, plus an applicable premium and accrued and unpaid interest, if any, to the applicable exemption date.

On or after March 1, 2020, we may, on one or more occasions, redeem the 8.25% Notes, in whole or in part, upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to the redemption date, if redeemed during the twelve month period commencing on March 1 of the years set forth below:

Period	Redemption Price
2020	104.125%
2021	102.750%
2022	101.375%
2023 and thereafter	100.000%

In the event of a change of control (as defined in the Indenture), each holder of the 8.25% Notes shall have the right to cause us to repurchase all or any part of such holder’s 8.25% Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

We may redeem, in the aggregate, up to 40% of the principal amount of the Notes with the net cash proceeds of one or more equity offerings by us or any direct or indirect parent of us to the extent the net cash proceeds thereof are contributed to our common equity capital or used to purchase our capital stock (other than disqualified stock), at a redemption price of 108.25% plus accrued and unpaid interest to the redemption date, provided that at least 60% of the principal amount of the Notes remain outstanding after such redemption and such redemption occurs within 90 days of the closing of such an offering upon not less than 30 nor more than 60 days’ notice mailed to each holder of the Notes.

The 8.25% Notes may also be subject to redemption or mandatory disposition following a determination by any applicable gaming regulatory authority that the holder or beneficial owner of such 8.25% Notes is unsuitable to hold the 8.25% Notes or upon the failure of the holder or beneficial owner to comply with certain disclosure requirements.

The Indenture contains various restrictive covenants customary for similar indebtedness, including, but not limited to, covenants restricting our ability to incur indebtedness, create liens, issue disqualified stock and preferred stock, sell assets, make distributions or other Restricted Payments (as defined in the Indenture), make investments, enter into transactions with affiliates and merge or consolidate. There are also restrictions in the Indenture on dividend payments. See “Price Range of Securities and Dividends—Dividend Policy.”

In February and March 2018, we sought and received the consent of its noteholders following the consent solicitation process of our 8.25% Notes, or the Consent Solicitation, to amend the limitation on the restricted payments covenant and the asset sales covenant in the Indenture in order to allow for a one-time restricted payment of up to US$100.0 million. Pursuant to the Consent Solicitation, we made consent payments in the aggregate amount of $5.1 million to its noteholders.

Vernon Mortgage

On January 10, 2014, we completed the purchase of the land and building of the existing Lake City Casino Vernon for approximately $8.4 million including closing costs. We paid for the purchase with approximately $3.8 million in cash and financed the remaining amount with the assumption of a $4.6 million mortgage secured by the land and building.

On May 14, 2019, the mortgage was renewed and bears a fixed interest rate of 4.48% per annum and matures on April 2, 2023. The outstanding principal amount as at September 30, 2019 was $3.6 million.

DESCRIPTION OF SHARE CAPITAL

References to “we,” “us,” and “our” in this section refer to “Gateway” or “the Company.”

General

The following is a summary of the rights of our common shares as set forth in our articles and bylaws, as each will be amended and restated in connection with this transaction, and certain related sections of the Canada Business Corporations Act, or CBCA. This summary does not purport to be complete and is qualified in its entirety by the full text of our amended and restated articles and bylaws.

Upon the Closing of the Transactions, our authorized share capital will consist of an unlimited number of common shares, each without par value. Immediately following the closing of this transaction, we expect to have                  issued and outstanding common shares. Immediately following the closing of this transaction we also expect to have                  outstanding vested and unvested restricted share units granted pursuant to our equity incentive plans to acquire                  common shares and                  restricted share units available for grant under our equity incentive plans to acquire                  common shares.

The following description of our share capital and provisions of our amended and restated articles and bylaws are summaries of material terms and provisions and are qualified by reference to our amended and restated articles and bylaws, copies of which have been filed with the SEC as exhibits to the registration statement of which this proxy statement/prospectus is a part. The description of our common shares reflects amendments to our amended and restated articles and bylaws that will become effective immediately prior to the closing of this transaction.

Common Shares

The holders of our common shares are entitled to one vote for each share held at any meeting of shareholders. The holders of our common shares are entitled to receive dividends as and when declared by our board of directors. In the event of our liquidation, dissolution or winding-up or other distribution of our assets among our shareholders, the holders of our common shares are entitled to share pro rata in the distribution of the balance of our assets. There are no preemptive, redemption, purchase or conversion rights attaching to our common shares. There are no sinking fund provisions applicable to our common shares. Our common shares are issued in fully registered form. The common shares offered in this transaction, upon payment and delivery in accordance with the underwriting agreement, will be fully paid and non-assessable.

Warrants

Upon consummation of the Transactions, Holdings will have two classes of warrants outstanding, the Class A Warrants and Class B Warrants. The Class B Warrants will be issued in four series (collectively, the “Class B Warrants”), designated as follows:

•	the “Class B Warrants, Series I-A” (the “Public Warrants”); and

•	the “Class B Warrants, Series I-B”, “Class B Warrants, Series II,” and “Class B Warrants, Series III” (collectively, the “Private Warrants”).

The Class A Warrants will be issued in a single series.

Each Class A Warrant and Class B Warrant is exercisable to purchase one Holdings Share. The Class A Warrants and the Class B Warrants, Series III will expire on the date that is the seventh anniversary of the closing of the Merger. All of the other warrants will expire on the date that is the fifth anniversary of the closing of the Merger.

The Class A Warrants will have an exercise price of US$0.001, and may only be exercised upon vesting. 1,897,533 of the Class A Warrants will vest upon Holdings’ common stock trading at a price of at least US$12.50 per share as of the close of trading for any twenty trading days within a thirty trading-day period commencing at least 150 after closing of the Merger through and including the second anniversary of the closing of the Merger. 2,846,300 of the Class A Warrants will vest upon Holdings’ common stock trading at a price of at least US$15.00 per share as of the close of trading for any twenty trading days within a thirty trading-day period commencing at least 150 after closing of the Merger through and including the third anniversary of the closing of the Merger. All other warrants are exercisable at any time, subject to the conditions described below, at the following exercise prices: (i) the Class B Warrants, Series 1-A and Class B Warrants, Series 1-B have an exercise price of US$11.50 per share, (ii) the Class B Warrants, Series II have an exercise price of US$12.50 per share, and the Class B Warrants, Series III have an exercise price of US$15.00 per share.

In total, the Class A Warrants and Class B Warrants (and excluding the 1,408,366 compensatory options issued to existing management of Gateway having terms substantially the same as the Class A Warrants and Class B Warrants) will be initially exercisable for 42,044,163 Holdings Shares.

Public Warrants

Upon consummation of the Transactions, each existing public warrantholder of LACQ will receive one Public Warrant for each whole warrant of LACQ. Each Public Warrant entitles the registered holder thereof to purchase one whole Holdings Share at a price of US$11.50 per share, subject to adjustment as discussed below, at any time commencing on closing of the Transaction. The Public Warrants will expire five years after the completion of the Transactions, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. Unless the context requires otherwise, the words “warrant” or “warrants” in this “—Public Warrants” section are references to the Public Warrants.

Holdings will not be obligated to deliver any shares of common stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of common stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to Holdings satisfying its obligations described below with respect to registration. No warrant will be exercisable and Holdings will not be obligated to issue shares of common stock upon exercise of a warrant unless common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless.

We have agreed that as soon as practicable after the closing of the Transactions, Holdings will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the warrants. Holdings will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if Holdings’ common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, Holdings may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event Holdings so elects, it will not be required to file or maintain in effect a registration statement, but Holdings will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the warrants become exercisable, we may call the warrants for redemption:

•	in whole and not in part;

•	at a price of US$0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•

if, and only if, the reported last sale price of Holdings’ common stock equals or exceeds US$18.00 per share for any 20 trading days within a 30-trading day period ending three business days before we send the notice of redemption to the warrant holders.

If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of Holdings’ common stock may fall below the US$18.00 redemption trigger price as well as the US$11.50 warrant exercise price after the redemption notice is issued.

If we call the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” This redemption feature may differ from the warrant redemption features used by other blank check companies. In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of common stock issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. As an example, if we elect to call the warrants for redemption on a “cashless basis” in accordance with the redemption criteria described above and the “fair market value” is determined to be US$18.00 per share, then a holder of warrants for the purchase of 100 shares of our common stock would receive 36 shares of our common stock upon such exercise. The “fair market value” for these purposes may be higher or lower than the US$18.00 redemption trigger price and will only be determinable when we elect to send a notice of redemption to holders of the warrants. If a holder does not exercise his or her warrants within the redemption period, then he or she will be forced to accept the nominal redemption price of US$0.01 per warrant which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of such warrants. If we call our warrants for redemption and our Private Warrants and their permitted transferees would still be entitled to exercise their Private Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of common stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of common stock is increased by a stock dividend payable in shares of common stock, or by a split-up of shares of common stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of common stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase shares of common stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of common stock equal to the product of (i) the number of shares of common stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of common stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for common stock, in determining the price payable for common stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of common stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if Holdings, at any time while the warrants are outstanding and unexpired, pays a dividend or make a distribution in cash, securities or other assets to the holders of common stock on account of such shares of common stock (or other shares of Holdings’ capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, or (c) to satisfy the redemption rights of the holders of common stock in connection with a proposed initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of common stock in respect of such event.

If the number of outstanding Holdings Shares is decreased by a consolidation, combination, reverse stock split or reclassification of shares of common stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of common stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of common stock.

Whenever the number of shares of common stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of common stock (other than those described above or that solely affects the par value of such shares of common stock), or in the case of any merger or consolidation of Holdings with or into another corporation (other than a consolidation or merger in which Holdings is the continuing corporation and that does not result in any reclassification or reorganization of outstanding Holdings Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of Holdings as an entirety or substantially as an entirety in connection with which Holdings is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of its common stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of common stock in such a transaction is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Holdings. You should review a copy of the warrant agreement, which will be filed as an exhibit to the registration statement of which this prospectus is a part, for a complete description of the terms and conditions applicable to the warrants. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to Holdings, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Holdings will, upon exercise, round down to the nearest whole number of shares of common stock to be issued to the warrant holder.

Private Warrants

Upon consummation of the transactions, Holdings will issue the Private Warrants as follows:

•

4,742,833 Class A Warrants, 6,325,110 Class B Warrants, Series I-B, 6,325,111 Class B Warrants, Series II and 6,325,110 Class B Warrants, Series III will be issued to the existing shareholders of Holdings pursuant to the Plan of Arrangement;

•

1,500,000 Class B Warrants, Series I-B will be issued to the Significant Investor (as a result of the 3,000,000 half-warrants being issued to the Significant Investor as a unit together with the 3,000,000 shares of Holdings common stock being issued to the Significant Investor in a private placement); and

•	2,775,000 Class B Warrants, Series I-B, 2,775,000 Class B Warrants, Series II and 2,775,000 Class B Warrants, Series III will be issued to the Sponsor and the Strategic Investor.

The Private Warrants may be exercised on a cashless basis and will not be redeemable by us so long as they are held by the initial holders thereof or their permitted transferees. Otherwise, the Private Warrants have terms and provisions that are identical to those of the Public Warrants. If the Private Warrants are held by holders other than the initial holders thereof or their permitted transferees, the Private Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants.

If holders of the Private Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of Holdings Shares equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent.

Certain Important Provisions of Our Amended and Restated Articles of Incorporation and the CBCA

The following is a summary of certain important provisions of our articles and certain related sections of the CBCA. Please note that this is only a summary and is not intended to be exhaustive. This summary is subject to, and is qualified in its entirety by reference to, the provisions of our articles and the CBCA.

Stated Objects of Purpose

Our articles do not contain stated objects or purposes and do not place any limitations on the business in which we engage.

Directors

Power to vote on matters in which a director is materially interested. The CBCA states that a director must disclose to us, in accordance with the provisions of the CBCA, the nature and extent of an interest that the director has in a material contract or material transaction, whether made or proposed, with us, if the director is a party to the contract or transaction, is a director or an officer or an individual acting in a similar capacity of a party to the contract or transaction, or has a material interest in a party to the contract or transaction.

A director who holds an interest in respect of any material contract or transaction into which we have entered or propose to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless the contract or transaction (a) relates primarily to the director’s remuneration as a director, officer, employee or agent of us or an affiliate, (b) is for indemnity or insurance otherwise permitted under the CBCA or (c) is with an affiliate.

Directors’ power to determine the remuneration of directors. The CBCA provides that the remuneration of our directors, if any, may be determined by our directors subject to our articles and bylaws. That remuneration may be in addition to any salary or other remuneration paid to any of our employees who are also directors.

Retirement or non-retirement of directors under an age limit requirement. Neither our articles nor the CBCA impose any mandatory age-related retirement or non-retirement requirement for our directors.

Number of shares required to be owned by a director. Neither our articles nor the CBCA provide that a director is required to hold any of our shares as a qualification for holding his or her office.

Action Necessary to Change the Rights of Holders of Our Shares

Our shareholders can authorize the alteration of our articles to create or vary the special rights or restrictions attached to any of our shares by passing a special resolution. However, a right or special right attached to any class or series of shares may not be prejudiced or interfered with unless the shareholders holding shares of that class or series to which the right or special right is attached consent by a separate special resolution. A special resolution means a resolution passed by (a) not less than two-thirds of the votes cast by the applicable class or series of shareholders who vote in person or by proxy at a meeting or (b) a resolution consented to in writing by all of the shareholders entitled to vote holding the applicable class or series of shares.

Shareholder Meetings

We must hold an annual general meeting of our shareholders at least once every year at a time and place determined by our board of directors, provided that the meeting must not be held later than 15 months after the preceding annual general meeting but no later than six months after the end of the preceding financial year. A meeting of our shareholders may be held anywhere in Canada, or provided that the shareholders agree, anywhere outside of Canada.

Our directors may, at any time, call a special meeting of our shareholders. Shareholders holding not less than 5% of our issued voting shares may also cause our directors to call a shareholders’ meeting. A notice to convene a meeting, specifying the date, time and location of the meeting, and, where a meeting is to consider special business, the general nature of the special business, must be sent to shareholders entitled to vote at that meeting, to each director and to the auditor not less than 21 days prior to the meeting, although, as a result of applicable securities laws, the time for notice is effectively longer.

Under the CBCA, shareholders entitled to notice of a meeting may waive or reduce the period of notice for that meeting; however, the notice requirements of applicable securities laws must be met. The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any person entitled to notice does not invalidate any proceedings at that meeting.

A quorum for meetings is two persons present and holding, or represented by proxy, 5% of the issued shares entitled to be voted at the meeting. If a quorum is not present at the opening of the meeting, the shareholders may adjourn the meeting to a fixed time and place but may not transact any further business.

Holders of our common shares are entitled to attend meetings of our shareholders. Our directors, our president, our secretary (if any), our auditor, the scrutineer and any other persons invited by our chairman or directors or with the consent of those at the meeting are entitled to attend any meeting of our shareholders but will not be counted in the quorum or be entitled to vote at the meeting unless he or she is a shareholder or proxyholder entitled to vote at the meeting.

Common Share Constraints Required by Gaming Regulators and Change of Control

Our articles do not contain any change of control limitations with respect to a merger, acquisition or corporate restructuring that involves us. Our articles do contain change of control limitations with respect to a transfer, sale or other disposition of our common shares and share ownership restrictions.

We and our shareholders are subject to certain restrictions, constraints and conditions on ownership of our common shares imposed by the applicable Gaming Legislation and the terms and conditions of our operating agreements and/or licenses. Shareholders must either submit to an advance approval process or obtain registration when certain ownership thresholds are met.

In Alberta, any sale, assignment or transfer of a 5% or greater interest in Gateway must be disclosed to the AGLC within 10 business days after the effective date of the transaction and approved by the board of the AGLC. Prior approval of the AGLC is required for the acquisition of any “financial interest” in us, our business or in a property to which our AGLC license relates, in a manner other than by way of a sale, assignment or transfer. A “financial interest” is defined to include any direct, indirect or contingent interest (i) whether as owner, partial or otherwise, of an interest, beneficial owner, owner of shares or owner through trusteeship, investment or otherwise, (ii) in management, whether by management agreement, partnership agreement or other agreement, or (iii) because of having loaned or advanced or caused to be loaned or advanced money or anything of value, with or without security.

In BC, approval of the GPEB is required in advance of the acquisition or disposition of a 5% or greater ownership or beneficial ownership of common shares by any person or group of persons acting in concert. Further, through the OSAs, the BCLC restricts share ownership of our common shares without approval from the BCLC and GPEB. No person or group of persons acting jointly or in concert may hold or beneficially own a Significant Interest without obtaining prior written consent of GPEB and the BCLC. In addition, any person or group of persons acting jointly or in concert holding or beneficially owning, either directly or indirectly, a Significant Interest in our common shares must obtain GPEB and the BCLC’s consent prior to disposing or acquiring common shares or disposing of any part of that interest if such disposition or acquisition would result in a change of control of Gateway. A “Significant Interest” for purposes of the BCLC and the OSAs is an interest greater than 5% of our issued and outstanding common shares.

In Ontario, the common shares are also subject to the restrictions set out in the COSAs. Under each COSA, we must disclose when any person becomes the holder or beneficial owner of our voting securities or the voting securities of one of our control persons holding, in the aggregate, more than 5% of the votes attaching to the total of such voting securities, within 30 days of the transaction. Further, each COSA provides that no person may beneficially acquire, directly or indirectly, more than 10% of our voting securities or the voting securities of one of our control persons without the consent of the OLG. For greater certainty, any person holding more than 10% of our voting securities or the voting securities of one of our control persons will not, without prior written consent of OLG, effect an acquisition or disposition of such voting securities to the extent that such acquisition or disposition would result in a change of control of Gateway. See “Business—Operating Agreements and Licenses.”

On June 25, 2012, we amended our articles to include specific provisions, which we refer to as the Share Restrictions, restricting the ownership of common shares in order to accommodate and ensure compliance with the MCOSA constraints. Prior to the completion of the transaction, we intend to file an amendment to our articles approved by existing shareholders so that the Share Restrictions contained therein will reflect the constraints prescribed in the COSAs and the new OSAs. In accordance with the our articles, we are able to enforce the Share Restrictions by placing stop transfers on common shares, suspending all voting, dividend and other distribution rights on common shares and seeking injunctive or other relief to ensure compliance with the Share Restrictions.

Limitations on Liability and Indemnification of Directors and Officers

Under the CBCA, we may indemnify our current or former directors or officers or another individual who acts or acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or another entity. The CBCA also provides that we may also advance moneys to a director, officer or other individual for costs, charges and expenses incurred in connection with such a proceeding.

However, indemnification is prohibited under the CBCA unless the individual:

•

acted honestly and in good faith with a view to our best interests, or the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at our request; and

•	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful.

Our bylaws require us to indemnify each of our current or former directors or officers and each individual who acts or acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or another entity.

Under the CBCA, we are permitted to purchase and maintain insurance for the benefit of each of our current or former directors or officers and each person who acts or acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity.

Prior to the completion of the transaction we intend to enter into indemnity agreements with our directors and certain officers which provide, among other things, that we will indemnify, including but not limited to the indemnity permitted under the CBCA, him or her for losses reasonably incurred by reason of being or having been a director or officer; provided that, we shall not indemnify such individual if, among other things, he or she did not act honestly and in good faith with a view to our best interests and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual did not have reasonable grounds for believing that his or her conduct was lawful, and in so acting was in breach of the obligations under the indemnity agreement.

At present, we are not aware of any pending or threatened litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification would be required or permitted.

Listing

We intend to apply to list our common shares and the Public Warrants on NYSE under the symbol “GTWY” and “GTWY.WS”.

Transfer Agent and Registrar

The US transfer agent and registrar for the common shares is                 , located at                 .

Exchange Controls

There is currently no law, governmental decree or regulation in Canada that restricts the export or import of capital, or which would affect the remittance of dividends, interest or other payments by us to non-resident holders of our common shares, other than withholding tax requirements

There is no limitation imposed by Canadian law or by our articles of amendment on the right of a non-resident to hold or vote our common shares, other than those imposed by the Investment Canada Act and the Competition Act (Canada).

Competition Act

Limitations on the ability to acquire and hold our common shares may be imposed by the Competition Act (Canada). The Competition Act (Canada) permits the Commissioner of Competition, or Commissioner, to review any direct or indirect acquisition or establishment, including through the acquisition of shares, of control over, or of a significant interest in, us. The Competition Act (Canada) grants the Commissioner jurisdiction, for up to one year after the acquisition has been substantially completed, to seek a remedial order, including an order to prohibit the acquisition or require divestitures, from the Canadian Competition Tribunal, which order may be granted where the Competition Tribunal finds that the acquisition substantially prevents or lessens, or is likely to substantially prevent or lessen, competition.

The Competition Act (Canada) also requires any person or persons who propose to acquire more than 20% of our voting shares or, if such person or persons already own more than 20% of our voting shares prior to the acquisition, more than 50% of voting our shares, to notify the Commissioner of Competition if certain financial thresholds are exceeded. Where a notification is required, unless an exemption is available, the legislation prohibits completion of the acquisition until the expiration of the applicable statutory waiting period, unless the Commissioner either waives or terminates such waiting period.

Investment Canada Act

The Investment Canada Act requires each “non-Canadian” (as defined in the Investment Canada Act) who acquires “control” of an existing “Canadian business,” to file a notification in prescribed form with the responsible federal government department or departments within 30 days of closing, provided the acquisition of control is not a reviewable transaction by Canadian authorities. Subject to certain exemptions, a transaction that is reviewable under the Investment Canada Act may not be implemented until an application for review has been filed and the responsible Minister of the federal cabinet has determined that the investment is likely to be of “net benefit to Canada” taking into account certain factors set out in the Investment Canada Act.

The Investment Canada Act contains various rules to determine if there has been an acquisition of control. For example, for purposes of determining whether an investor has acquired control of a corporation by acquiring shares, the following general rules apply, subject to certain exceptions: the acquisition of a majority of the undivided ownership interests in the voting shares of the corporation is deemed to be acquisition of control of that corporation; the acquisition of less than a majority, but one-third or more, of the voting shares of a corporation or of an equivalent undivided ownership interest in the voting shares of the corporation is presumed to be acquisition of control of that corporation unless it can be established that, on the acquisition, the corporation is not controlled in fact by the acquirer through the ownership of voting shares; and the acquisition of less than one third of the voting shares of a corporation or of an equivalent undivided ownership interest in the voting shares of the corporation is deemed not to be acquisition of control of that corporation.

Under the national security review regime in the Investment Canada Act, review on a discretionary basis may also be undertaken by the federal government in respect to a much broader range of investments by a non-Canadian to “acquire, in whole or part, or to establish an entity carrying on all or any part of its operations in Canada.” No financial threshold applies to a national security review. The relevant test is whether such investment by a non-Canadian could be “injurious to national security.” The federal government has broad discretion to determine whether an investor is a non-Canadian and therefore subject to national security review. Review on national security grounds is at the discretion of the Canadian government, and may occur on a pre- or post-closing basis.

Certain transactions relating to our common shares may be exempt from the Investment Canada Act, subject to the federal government’s prerogative to conduct a national security review, including:

•	the acquisition of our common shares by a person in the ordinary course of that person’s business as a trader or dealer in securities;

•

the acquisition of control of us in connection with the realization of security granted for a loan or other financial assistance and not for any purpose related to the provisions of the Investment Canada Act; and

•

the acquisition of control of us by reason of an amalgamation, merger, consolidation or corporate reorganization following which the ultimate direct or indirect control in fact of us, through ownership of our common shares, remains unchanged.

Comparison of Shareholder Rights

We are a corporation governed by the CBCA. The following discussion summarizes material differences between the rights of holders of our common shares and the rights of holders of the common stock of a typical corporation incorporated under the laws of the state of Delaware, which result from differences in governing documents and the laws of Ontario and Delaware. This summary is qualified in its entirety by reference to the Delaware General Corporation Law, or the DGCL, the CBCA, and our articles.

Delaware	CBCA
Stockholder/Shareholder Approval of Business Combinations; Fundamental Changes

Under the DGCL, certain fundamental changes such as amendments to the certificate of incorporation, a merger, consolidation, sale, lease, exchange or other disposition of all or substantially all of the property of a corporation not in the usual and regular course of the corporation’s business, or a dissolution of the corporation, are generally required to be approved by the holders of a majority of the outstanding stock entitled to vote on the matter, unless the certificate of incorporation requires a higher percentage.

However, under the DGCL, mergers in which less than 20% of a corporation’s stock outstanding immediately prior to the effective date of the merger is issued generally do not require stockholder approval. In certain situations, the approval of a business combination may require approval by a certain number of the holders of a class or series of shares. In addition, Section 251(h) of the DGCL provides that stockholders of a constituent corporation need not vote to approve a merger if: (i) the merger agreement permits or requires the merger to be effected under Section 251(h) and provides that the merger shall be effected as soon as practicable following the tender offer or exchange offer, (ii) a corporation consummates a tender or exchange offer for any and all of the outstanding stock of such constituent corporation that would otherwise be entitled to vote to approve the merger, (iii) following the consummation of the offer, the stock accepted for purchase or exchanges plus the stock owned by the consummating corporation equals at least the percentage of stock that would be required to adopt the agreement of merger under the DGCL, (iv) the corporation consummating the offer merges with or into such constituent corporation and (v) each outstanding share of each class or series of stock of the constituent corporation that was the subject of and not irrevocably accepted for purchase or exchange in the offer is to be converted in the merger into, or the right to receive, the same consideration to be paid for the shares of such class or series of stock of the constituent corporation irrevocably purchased or exchanged in such offer.

Under the CBCA and our articles, certain fundamental changes, such as amendments to the articles, certain bylaws amendments, continuances to another jurisdiction, certain amalgamations, a lease, sale or transfer of all or substantially all of the property of a corporation other than in the ordinary course of business, liquidations, dissolutions, and certain arrangements are required to be approved by special resolution (see, for example, section 173).

A special resolution is a resolution (i) passed by not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution at a meeting duly called and held for that purpose; or (ii) signed by all shareholders entitled to vote on the resolution.

In specified cases, a special resolution to approve an extraordinary corporate action is also required to be approved separately by the holders of a class or series of shares, including in certain cases a class or series of shares not otherwise carrying voting rights. In specified extraordinary corporate actions, all shares have a vote, whether or not they generally vote and, in certain cases, have separate class votes.

In addition, the CBCA provides that, where it is not practicable for a corporation (that is not an insolvent corporation) to effect such a fundamental change under any other provision contemplated under the CBCA, the corporation may apply to a court for an order approving an arrangement.

Under section 192 of the CBCA, arrangements are permitted and a corporation may make any proposal it considers appropriate. In general, a plan of arrangement is approved by a corporation’s board of directors and then is submitted to a court for approval. It is customary for a corporation in such circumstances to apply to a court initially for an interim order governing various procedural matters prior to calling any security holder meeting to

Delaware	CBCA
The DGCL does not contain a procedure comparable to a plan of arrangement under CBCA.

consider the proposed arrangement. Plans of arrangement involving shareholders must be approved by a special resolution of shareholders, (or such higher approval that a court may require) and may provide that holders of shares not normally entitled to vote may vote on the arrangement. The court determines, among other things, to whom notice shall be given and whether, and in what manner, approval of any person is to be obtained and also determines whether any shareholders may dissent from the proposed arrangement and receive payment of the fair value of their shares. Following compliance with the procedural steps contemplated in any such interim order (including as to obtaining security holder approval), the court would conduct a final hearing and approve or reject the proposed arrangement.

The CBCA does not contain a provision comparable to Section 251(h) of the DGCL.

Special Vote Required for Combinations with Interested Stockholders/Shareholders

Section 203 of the DGCL provides (in general) that a corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder.

The prohibition on business combinations with interested stockholders does not apply in some cases, including if: (i) the board of directors of the corporation, prior to the time of the transaction in which the person became an interested stockholder, approves (a) the business combination or (b) the transaction in which the stockholder becomes an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or (iii) the board of directors and the holders of at least two-thirds of the outstanding voting stock not owned by the interested stockholder approve the business combination on or after the time of the transaction in which the person became an interested stockholder.

For the purpose of Section 203, the DGCL, subject to specified exceptions, generally defines an interested stockholder to include any person who, together with that person’s affiliates or associates, (i) owns 15% or more of the outstanding voting stock of the corporation

The CBCA does not contain a provision comparable to Section 203 of the DGCL with respect to business combinations. However, in Canada, takeovers and other related party transactions are addressed in provincial securities legislation and policies which may apply to us.

In addition, Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions or MI 61-101 which is applicable to Canadian reporting issuers contains detailed requirements in connection with “related party transactions.” A “related party transaction” as defined under M I61-101 means, generally, any transaction by which an issuer, directly or indirectly, consummates one or more specified transactions with a related party, including purchasing or disposing of an asset, issuing securities or assuming liabilities. “Related party” as defined in MI 61-101 includes (i) directors and senior officers of the issuer, (ii) holders of voting securities of the issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities and (iii) holders of a sufficient number of any securities of the issuer to materially affect control of the issuer.

MI 61-101 requires, subject to certain exceptions, specific detailed disclosure in the proxy circular sent to security holders in connection with a related party

Delaware	CBCA
(including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or (ii) is an affiliate or associate of the corporation and owned 15% or more of the outstanding voting stock of the corporation at any time within the previous three years.	transaction where a meeting is required and, subject to certain exceptions, the preparation of a formal valuation of the subject matter of the related party transaction and any non-cash consideration offered in connection therewith, and the inclusion of a summary of the valuation in the proxy circular. MI 61-101 also requires, subject to certain exceptions, that an issuer not engage in a related party transaction unless the disinterested shareholders of the issuer have approved the related party transaction by a simple majority of the votes cast.
Appraisal Rights; Rights to Dissent

Under the DGCL, a stockholder of a corporation participating in some types of major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

For example, a stockholder is entitled to appraisal rights in the case of a merger or consolidation if the shareholder is required to accept in exchange for the shares anything other than: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation, or depository receipts in respect thereof; (ii) shares of any other corporation, or depository receipts in respect thereof, that on the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders; (iii) cash instead of fractional shares of the corporation or fractional depository receipts of the corporation; or (iv) any combination of the shares of stock, depository receipts and cash instead of the fractional shares or fractional depository receipts.

Section 190 of the CBCA provides that shareholders of a corporation are entitled to exercise dissent rights and to be paid the fair value of their shares in respect of which such shareholders dissent in connection with specified matters, including: (i) any amalgamation with another corporation (other than with certain affiliated corporations); (ii) an amendment to the corporation’s articles to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of the class in respect of which a shareholder is dissenting; (iii) an amendment to the corporation’s articles to add, change or remove any restriction upon the business or businesses that the corporation may carry on; (iv) a continuance under the laws of another jurisdiction; (v) a sale, lease or exchange of all, or substantially all, the property of the corporation other than in the ordinary course of business; (vi) pursuant to a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the corporation; (vii) the carrying out of a going-private transaction or a squeeze-out transaction; and (viii) certain amendments to the articles of a corporation which require a separate class or series vote by a holder of shares of any class or series, including in certain cases a class or series of shares not otherwise carrying voting rights; provided that, a shareholder is not entitled to dissent if any amendment to the articles is effected by a court order (a) approving a reorganization; or (b) made in connection with an action for an oppression remedy, described below.
Compulsory Acquisition
Under the DGCL, mergers in which one corporation owns 90% or more of each class of stock of a second	Section 206 of the CBCA provides that if, within 120 days after the making of an offer to acquire shares, or

Delaware	CBCA
corporation may be completed without the vote of the second corporation’s board of directors or shareholders.	any class of shares, of a corporation whose securities are publicly traded, the offer is accepted by the holders of not less than 90% of the shares (other than the shares held by the offeror or an affiliate or associate of the offeror) of any class of shares to which the offer relates, the offeror is entitled, upon giving proper notice before the earlier of (i) 60 days from the termination of the offer; and (ii) 180 days from the making of the offer, to acquire (on the same terms on which the offeror acquired shares from those holders of shares who accepted the offer) the shares held by those holders of shares of that class who did not accept the offer. Offerees may, within 20 days of receiving notice, notify the offeror that they are not transferring their shares to the offeror but are demanding to be paid fair value as determined by a court.
Stockholder/Shareholder Consent to Action Without Meeting
Under the DGCL, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of the stockholders may be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take the action at a meeting of the stockholders.	Under section 142 of the CBCA, an action that can be taken at a meeting may only be taken without a meeting if the resolution with respect to that matter is signed by all shareholders entitled to vote thereon.
Special Meetings of Stockholders/Shareholders
Under the DGCL, a special meeting of shareholders may be called by the board of directors of by such persons authorized in the certificate of incorporation or bylaws.

Under section 133 of the CBCA and our bylaws, the directors may call a special meeting of the shareholders.

Additionally, under section 143 of the CBCA, the holders of not less than 5% of the issued shares of a corporation that carry the right to vote at a meeting of shareholders may requisition that the directors call a meeting of shareholders for the purpose of transacting any business that may be transacted at a shareholders meeting. Upon receiving a requisition that complies with the technical requirements set out in the CBCA, the directors must, subject to certain limited exceptions, call a meeting of shareholders. If the directors do not call such a meeting within 21 days after receiving the requisition, the requisitioning shareholders or any of them may call the meeting.

Delaware	CBCA
Distributions and Dividends; Repurchases and Redemptions

Under the DGCL, subject to any restrictions contained in the certificate of incorporation, a corporation may pay dividends out of capital surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year in which the dividend is declared, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by issued and outstanding shares having a preference upon the distribution of assets. Surplus is defined in the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board.

A Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by the purchase or redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its shares if the shares are to be retired and the capital reduced.

Under sections 42 and 43 of the CBCA, subject to any restrictions contained in its articles, a corporation may pay a dividend in fully paid shares, money or other property unless there are reasonable grounds for believing that the corporation is or after the payment would be unable to pay its liabilities as they become due or the realizable value of its assets would be less than the aggregate of its liabilities and its stated capital of all classes.

The purchase or other acquisition by a corporation of its shares is permitted subject to solvency tests similar to those applicable to the payment of dividends as set out above (see sections 34 through 36 of the CBA).

Vacancies on Board of Directors
Under the DGCL, a vacancy or a newly created directorship may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. Any newly elected director usually holds office for the remainder of the full term expiring at the annual meeting of stockholders at which the term of the class of directors to which the newly elected director has been elected expires.

Under section 111 of the CBCA and our articles, a vacancy among the directors created by the removal of a director may be filled by the shareholders at the meeting at which the director is removed or, if not so filled, a quorum of directors may fill a vacancy among the directors unless the vacancy results from an increase in the number of the minimum or maximum number of directors or a failure to elect the number or minimum number of directors provided for in the articles.

If the directors are empowered to determine the number of directors, the directors may appoint additional directors provided that, after such appointment, the total number of directors is not greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

Constitution and Residency of Directors
The DGCL does not have residency requirements, but a corporation may prescribe qualifications for directors under its certificate of incorporation or bylaws.	Under section 105 of the CBCA, subject to certain limited exceptions, at least 25% of the directors (or if a corporation has less than four directors, at least one director) of a corporation must be resident Canadians. The CBCA also requires that a corporation whose securities are publicly traded have not fewer than

Delaware	CBCA
three directors, at least two of whom are not officers or employees of the corporation or its affiliates.
Removal of Directors; Terms of Directors
Under the DGCL, except in the case of a corporation with a classified board or with cumulative voting, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors.

Under section 109 of the CBCA, provided that articles of a corporation do not provide for cumulative voting, shareholders of the corporation may, by ordinary resolution passed at a special meeting, remove any director or directors from office.

Our bylaws allow for the removal of a director by ordinary resolution of the shareholders.

If holders of a class or series of shares have the exclusive right to elect one or more directors, a director elected by them may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

Inspection of Books and Records
Under the DGCL, any holder of record of stock or a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may inspect the corporation’s books and records for a proper purpose.	Under section 21 of the CBCA, directors, shareholders, creditors and their representatives may inspect certain of the records of a corporation during usual business hours of the corporation and take copies of extracts free of charge.
Amendment of Governing Documents

Under the DGCL, a certificate of incorporation may be amended if: (i) the board of directors adopts a resolution setting forth the proposed amendment, declares the advisability of the amendment and directs that it be submitted to a vote at a meeting of shareholders; provided that unless required by the certificate of incorporation, no meeting or vote is required to adopt an amendment for certain specified changes; and (ii) the holders of a majority of shares of stock entitled to vote on the matter approve the amendment, unless the certificate of incorporation requires the vote of a greater number of shares.

If a class vote on the amendment is required by the DGCL, a majority of the outstanding stock of the class is required, unless a greater proportion is specified in the certificate of incorporation or by other provisions of the DGCL.

Under the DGCL, the board of directors may amend a corporation’s bylaws if so authorized in the certificate of

Under Part XV of the CBCA, any amendment to the articles of a corporation generally requires shareholder approval by special resolution. If a proposed amendment requires approval by special resolution (which requires the approval of not less than two-thirds of the votes cast by the shareholders), the holders of shares of a class (or of a series of a class, if the proposed amendment would affect such series differently from the other series of shares of such class) are entitled to vote separately as a class or series if the proposed amendment affects the class or series as specified in the CBCA, whether or not the class or series otherwise carries the right to vote. The CBCA provides, however, that no rights, privileges, restrictions or conditions attached to a series of shares shall confer on a series a priority in respect of dividends or return of capital over any other series of shares of the same class that are then outstanding.

Under section 103 of the CBCA, unless the articles or bylaws otherwise provide, the board of directors of a

Delaware	CBCA
incorporation. The shareholders of a Delaware corporation also have the power to amend bylaws.	corporation may, by resolution, make, amend or repeal bylaws that regulate the business or affairs of a corporation provided that any such by-law, amendment or repeal of a by-law must be confirmed at the next meeting of shareholders by the affirmative vote of a majority of the shareholders entitled to vote thereat. Any by-law or amendment is effective when made by the board of directors but ceases to be effective if not confirmed by the shareholders. If a by-law, amendment or repeal is rejected by shareholders, or the directors of a corporation do not submit a by-law, an amendment or a repeal to the shareholders at the next meeting of shareholders, then such by-law, amendment or repeal will cease to be effective and no subsequent resolution of the directors to make, amend or repeal a by-law having substantially the same purpose or effect is effective until it is confirmed or confirmed as amended by the shareholders.
Indemnification of Directors and Officers

Under the DGCL, subject to specified limitations in the case of derivative suits brought by a corporation’s stockholders in its name, a corporation may indemnify any person who is made a party to any action, suit or proceeding on account of being a director, officer, employee or agent of the corporation (or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding, provided that there is a determination that: (i) the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) in a criminal action or proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which an individual is adjudged liable to the corporation, except to the extent the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The DGCL requires indemnification of directors and officers for expenses (including attorneys’ fees) actually

Under section 124 of the CBCA, a corporation may indemnify its current or former directors or officers or another individual who acts or acted at the corporation’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with the corporation or another entity.

The CBCA also provides that a corporation may advance moneys to a director, officer or other individual for costs, charges and expenses incurred in connection with such a proceeding.

However, indemnification is prohibited under the CBCA unless the individual (i) acted honestly and in good faith with a view to the corporation’s best interests, or the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the corporation’s request; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that his or her conduct was lawful.

Delaware	CBCA

and reasonably relating to a successful defense on the merits or otherwise of a derivative or third-party action.

Under the DGCL, a corporation may advance expenses relating to the defense of any proceeding to directors and officers upon the receipt of an undertaking by or on behalf of the individual to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified.

Our bylaws require us to indemnify each of our current or former directors or officers and each individual who acts or acted at our request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of his or her association with us or another entity.

Limited Liability of Directors
The DGCL permits the adoption of a provision in a corporation’s certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director’s breach of the fiduciary duty of care. The DGCL does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) paying a dividend or approving a stock repurchase that was illegal under applicable law.

Under section 122 of the CBCA, a director or officer of a corporation must (i) act honestly and in good faith with a view to the best interests of the corporation; (ii) exercise the care, diligence and skill that a reasonably prudent individual would exercise in comparable circumstances; and (iii) comply with the CBCA, the regulations thereunder and the corporation’s articles, bylaws and any unanimous shareholder agreement. These statutory duties are in addition to duties under common law and equity.

No provision in a contract or the articles, bylaws, or resolution of a corporation may relieve a director or officer of a corporation from the duty to act in accordance with the CBCA and the regulations thereunder, or from any liability for failing to do so.

The CBCA does not permit any limitation of a director’s liability other than in connection with the adoption of a unanimous shareholder agreement that restricts certain powers of the directors. If such a unanimous shareholder agreement were adopted, the parties who are given the power to manage or supervise the management of the business and affairs of the corporation under such agreement assume all of the liabilities of a director under the CBCA.

Under section 123 of the CBCA, a director is not liable for certain acts if the director has otherwise complied with his or her duties and otherwise exercised the degree of care, diligence and skill that a reasonably prudent person would have exercised in comparable circumstances, including relying in good faith, on (i) financial statements of the corporation represented to the director by an officer of the corporation or in a written report of the auditor of the corporation to fairly reflect the financial condition of the corporation; or (ii) a report of a person whose profession lends credibility to a statement made by the professional person.

Delaware	CBCA
Stockholder/Shareholder Lawsuits
Under the DGCL, a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation; provided, however, that under Delaware case law, the plaintiff generally must be a stockholder not only at the time of the transaction which the subject of the suit, but through the duration of the derivative suit. Delaware law also requires that the derivative plaintiff make a demand on the directors of the corporation to assert the corporate claim before the suit may be prosecuted by the derivative plaintiff, unless such demand would be futile. An individual also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action have been met.

Under section 239 of the CBCA, a current or former shareholder (including a current or former beneficial shareholder) of a corporation or any of its affiliates, a current or former director or officer of a corporation or any of its affiliates the “Director” appointed under the CBCA, or any other person who, in the discretion of the court, is a proper person may make an application to the court (each a “complainant”) for leave to bring an action in the name and on behalf of the corporation or any of its subsidiaries, or intervene in an action to which the corporation or any of its subsidiaries is a party, to prosecute or defend an action on behalf of a corporation (a derivative action). No derivative action may be brought unless the court is satisfied that (i) notice of the application for leave has been given to the directors of the corporation or its subsidiary of the complainant’s intention to apply to the court under subsection (1) not less than fourteen days before bringing the application, or as otherwise ordered by the court, if the directors of the corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of the corporation for the action to be prosecuted or defended.

Under the CBCA, upon the final disposition of a derivative action, the court may make any order it determines to be appropriate. In addition, under the CBCA, a court may order a corporation to pay the complainant’s reasonable legal fees and other costs reasonably incurred by the complainant in connection with the action.

Oppression Remedy
Although the DGCL imposes upon directors and officers fiduciary duties of loyalty (i.e., a duty to act in a manner believed to be in the best interest of the corporation and its stockholders) and care, there is no remedy under the DGCL that is comparable to the CBCA’s oppression remedy.	The CBCA’s oppression remedy at Section 241 enables a court to make an order (interim or final) to rectify the matters complained of if the court is satisfied upon application by a complainant (as defined below) that (i) any act or omission of the corporation or any of its affiliates effects or threatens to effect a result, (ii) the business and affairs of the corporation or its affiliates are, have been or are threatened to be carried on or conducted in a manner, or (iii) the powers of the directors of the corporation or any of its affiliates are of have been exercised in a manner, that is, oppressive or unfairly prejudicial to,

Delaware	CBCA

or that unfairly disregards, the interests of any security holder, creditor, director or officer of the corporation.

Under section 238 of the CBCA, a “complainant” includes a current or former shareholder (including a current or former beneficial shareholder) of a corporation or any of its affiliates, a current or former director or officer of a corporation or any of its affiliates, the “Director” appointed under the CBCA or any other person who, in the discretion of the court, is a proper person to bring the application.

The oppression remedy provides the court with extremely broad and flexible jurisdiction to intervene in corporate affairs to protect shareholders and other complainants.

Blank Check Preferred Stock/Shares

Under the DGCL, the certificate of incorporation of a corporation may give the board the right to issue new classes of preferred shares with voting, conversion, dividend distribution, and other rights to be determined by the board at the time of issuance, which could prevent a takeover attempt and thereby preclude shareholders from realizing a potential premium over the market value of their shares.

In addition, the DGCL does not prohibit a corporation from adopting a shareholder rights plan, or “poison pill,” which could prevent a takeover attempt and also preclude shareholders from realizing a potential premium over the market value of their shares.

Under, and subject to, the CBCA, preferred shares may be issued in one or more series. The articles of incorporation may authorize a board of directors, without shareholder approval, to determine the maximum number of shares of each series, create an identifying name for each series and attach such special rights or restrictions, including redemption, dividend, liquidation and voting rights, as such board of directors may determine.

The issuance of preferred shares, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change of control of a corporation and may adversely affect the market price of a corporation’s common shares.

In addition, the CBCA does not prohibit a corporation from adopting a shareholder rights plan, or “poison pill” which could prevent a takeover attempt and also preclude shareholders from realizing a potential premium over market value for their shares.

Advanced Notice Requirements for Proposals of Stockholders/Shareholders
Delaware corporations typically have provisions in their bylaws that require a stockholder proposing a nominee for election to the board of directors or other proposals at an annual or special meeting of the stockholders to provide notice of any such proposals to the secretary of	Under section 137 of the CBCA, proposals with respect to the nomination of candidates for election to the board of directors may be made by certain registered or beneficial holders of shares entitled to be voted at an annual meeting of shareholders. To be

Delaware	CBCA

the corporation in advance of the meeting for any such proposal to be brought before the meeting of the stockholders. In addition, advance notice bylaws frequently require the stockholder nominating a person for election to the board of directors to provide information about the nominee, such as his or her age, address, employment and beneficial ownership of shares of the corporation’s capital stock. The stockholder may also be required to disclose, among other things, his or her name, share ownership and agreement, arrangement or understanding with respect to such nomination.

For other proposals, the proposing stockholder is often required by the bylaws to provide a description of the proposal and any other information relating to such stockholder or beneficial owner, if any, on whose behalf that proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for the proposal and pursuant to and in accordance with the Exchange Act and the rules and regulations promulgated thereunder.

eligible to submit a proposal, a shareholder must be the registered or beneficial holder of, or have support of the registered or beneficial holders of, (i) at least 1% of the total number of outstanding voting shares of the corporation, or (ii) voting shares whose fair market value is at least $2,000 and such registered or beneficial holder(s) must have held such shares for at least six months immediately prior to the day upon which the shareholder submits the proposal. In order for a proposal to include nominations of directors, it must be signed by one or more holders of shares representing not less than 5% of the shares (or shares of a class) entitled to vote at the special meeting.

A proposal under the CBCA must include the name and address of the person submitting the proposal, the names and addresses of the person’s supporters (if applicable), the number of shares of the corporation owned by such persons and the date upon which such shares were acquired.

If the proposal is submitted at least 90 days before the anniversary date of the notice of meeting sent to shareholders in connection with the previous annual meeting and the proposal meets other specified requirements, then the corporation shall either set out the proposal in the proxy circular of the corporation or attach the proposal thereto. In addition, if so requested by the person submitting the proposal, the corporation shall include in or attach to the proxy circular a statement in support of the proposal by the person and the name and address of the person.

If a corporation refuses to include a proposal in a management proxy circular, the corporation shall notify the person in writing within 21 days after its receipt of the proposal (or proof of the person’s ownership of securities) of its intention to omit the proposal and the reasons therefor. In any such event, the person submitting the proposal may make application to a court for an order permitting the corporation to omit the proposal from the management proxy circular and the court may make such order as it determines appropriate.

Any registered shareholder entitled to vote, or any beneficial shareholder whose shares are entitled to be voted, at a meeting of shareholders may also discuss at the meeting any matter in respect of which such shareholder would have been entitled to submit a proposal.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Market Price of Shares

Historical market price information regarding Holdings is not provided because there is no public market for its securities.

Dividend Policy

Following the completion of the Transactions, we do not anticipate paying any cash dividends on our common shares in the foreseeable future. We currently intend to retain any future earnings to fund business development and growth. Any future determination to declare cash dividends will be made at the discretion of our board of directors, subject to applicable laws, and will depend on a number of factors, including our financial condition, results of operations, capital requirements, contractual restrictions, limitations on paying dividends on our current and future debt instruments, general business conditions and other factors that our board of directors may deem relevant.

There are no restrictions in our governing documents that would restrict or prevent us from paying dividends. However, our A&R Credit Agreement, the indenture governing our 8.25% Second Priority Senior Secured Notes due 2024 and the Holdings Credit Agreement entered into by Holdings each contain restrictions on paying dividends. See “Gateway’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Description of Indebtedness.”

Under the CBCA, we may not declare or pay a dividend if there are reasonable grounds for believing that (i) we are, or would after the payment be, unable to pay our liabilities as they become due, or (ii) the realizable value of our assets would thereby be less than the aggregate of our liabilities and stated capital of all classes.

APPRAISAL RIGHTS

Neither LACQ stockholders nor LACQ unit or warrant holders have appraisal rights under the DGCL in connection with the Transactions.

SUBMISSION OF STOCKHOLDER PROPOSALS

The LACQ Board is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If the business combination is completed, shareholders of Holdings will be entitled to attend and participate in Holdings annual general meetings of shareholders. Holdings will provide notice of the date on which its annual general meeting will be held in accordance with its articles and Part XII of the Canadian Business Corporations Act (CBCA). Under the CBCA, to be eligible to submit a proposal at an annual meeting of shareholders, a person must be the registered holder, or be supported by other persons who in the aggregate are the registered holders, of at least 1% of the outstanding shares of Holdings. A proposal may include nominations for the election of directors if the proposal is signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. In addition to the requirements under the CBCA and in connection with the Transactions, Holdings will also amend its by-laws to include advance notice provisions, pursuant to which shareholders must comply with certain additional requirements to submit a proposal at a meeting of shareholders. See “Description of Share Capital—Shareholders’ Meetings” and “Description of Share Capital—Comparison of Shareholder Rights.”

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with the LACQ Board, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Leisure Acquisition Corp., 250 West 57th Street, Suite 2223, New York, New York 10107. Following the business combination, such communications should be sent in care of the Company at 100-4400 Dominion Street, Burnaby, BC V5G 4G3. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

EXPERTS

The financial statements of LACQ as of December 31, 2018 and 2017 and for the period from September 11, 2017 (inception) through December 31, 2017 and for the year ended December 31, 2018 appearing in this proxy statement/prospectus have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere in this proxy statement/prospectus, and are included in reliance on such report given on the authority of such firm as an expert in accounting and auditing.

The audited consolidated financial statements of GTWY Holdings Limited as of and for the years ended December 31, 2018 and 2017 included in this proxy statement/prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of the said firm as experts in accounting and auditing.

The combined schedules of revenues and direct expenses of the Southwest and North gaming bundles of Ontario Lottery and Gaming Corporation for the year ended March 31, 2017 and related notes and the combined schedules of revenues and direct expenses of the Central gaming bundle of Ontario Lottery and Gaming Corporation for each of the years ended March 31, 2018 and 2017 and related notes included in this prospectus have been so included in reliance on the reports of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. KPMG LLP is independent with respect to Ontario Lottery and Gaming Corporation within the meaning of the Chartered Professional Accountants of Ontario CPA Code of Professional Conduct and the American Institute of Certified Public Accountants Code of Professional Conduct.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On September 16, 2018, GCEL’s board of directors approved the appointment of Grant Thornton LLP as the independent registered public accounting firm of GCEL and its subsidiaries, effective September 16, 2018 for the year ended December 31, 2017 until the close of the next annual meeting of shareholders or until a successor is appointed. The change of the independent registered public accounting firm was due to the fact that PricewaterhouseCoopers LLP would not be considered independent pursuant to the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the Public Company Accounting Oversight Board (United States). The decision was not made due to any disagreements with PricewaterhouseCoopers LLP.

During the year ended December 31, 2016 and the subsequent period through September 16, 2018, there were (i) no “disagreements” (as such term is defined in Item 16F of Form 20-F) between

PricewaterhouseCoopers LLP and GCEL on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, any of which, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference thereto in their reports and (ii) no “reportable events” (as such term is defined in Item 16F of Form 20-F).

We have provided a copy of the above statements to PricewaterhouseCoopers LLP and requested that it furnish us with a letter addressed to the SEC stating whether or not they agree with the above disclosure. A copy of that letter is filed as exhibit 16.1 to the registration statement of which this proxy statement/prospectus is a part.

During the year ended December 31, 2016 and the subsequent period through September 16, 2018, neither GCEL nor anyone on GCEL’s behalf has consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on GCEL’s consolidated financial statements, and neither a written report nor oral advice was provided to GCEL or anyone on GCEL’s behalf that Grant Thornton LLP concluded was an important factor considered by GCEL in reaching a decision as to any accounting, auditing, or financial reporting issues or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as each of such terms is defined in Item 16F of Form 20-F).

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, LACQ and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of LACQ’s annual report to stockholders and LACQ’s proxy statement. Upon written or oral request, LACQ will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that LACQ deliver single copies of such documents in the future. Stockholders receiving multiple copies of such documents may request that LACQ deliver single copies of such documents in the future. Stockholders may notify LACQ of their requests by calling or writing LACQ at its principal executive offices at 250 West 57th Street, Suite 2223 New York, New York 10107 or (646) 565-6940. Following the business combination, such requests should be made by calling (604) 412-0166 or writing Holdings at 100-4400 Dominion Street, Burnaby, British Columbia V5G 4G3.

ENFORCEABILITY OF CIVIL LIABILITIES

We are incorporated under the federal laws of Canada. Some of our directors and officers, and some of the experts named in this proxy statement/prospectus, are residents of Canada or otherwise reside outside of the United States, and all or a substantial portion of their assets, and all or a substantial portion of our assets, are located outside of the United States. We have appointed an agent for service of process in the United States, but it may be difficult for shareholders who reside in the United States to effect service within the United States upon those directors, officers and experts who are not residents of the United States. It may also be difficult for shareholders who reside in the United States to realize in the United States upon judgments of courts of the United States predicated upon our civil liability and the civil liability of our directors, officers and experts under the United States federal securities laws. There can be no assurance that US investors will be able to enforce against us, members of our board of directors, officers or certain experts named herein who are residents of Canada or other countries outside the United States, any judgments in civil and commercial matters, including judgments under the federal securities laws.

WHERE YOU CAN FIND MORE INFORMATION

LACQ files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by LACQ with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on LACQ at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement/prospectus.

All information contained in this document relating to LACQ has been supplied by LACQ, and all such information relating to the Company has been supplied by the Company. Information provided by one another does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document or if you have questions about the business combination, you should contact via phone or in writing:

Leisure Acquisition Corp.

250 West 57th Street, Suite 2223

New York, NY 10107

Attention: George Peng, Chief Financial Officer

(646) 565-6940

or:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Tel: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: LACQ.info@investor.morrowsodali.com

INDEX TO FINANCIAL STATEMENTS

Unaudited Condensed Consolidated Interim Financial Statements of GTWY Holdings Limited
Condensed Consolidated Interim Balance Sheets as at September 30, 2019 and December 31, 2018	F-3
Condensed Consolidated Interim Statements of Operations and Comprehensive (Loss) Income for the three and nine months ended September 30, 2019 and 2018	F-4
Condensed Consolidated Interim Statements of Changes in Deficiency for the nine months ended September 30, 2019 and 2018	F-5
Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2019 and 2018	F-6
Notes to Condensed Consolidated Interim Financial Statements—September 30, 2019 and 2018	F-8

Consolidated Financial Statements of GTWY Holdings Limited
Report of Independent Registered Public Accounting Firm	F-47
Consolidated Balance Sheets as at December 31, 2018 and 2017	F-48
Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018 and 2017	F-49
Consolidated Statements of Changes in Deficiency for the years ended December 31, 2018 and 2017	F-50
Consolidated Statements of Cash Flows for the years ended December 31, 2018 and 2017	F-51
Notes to Consolidated Financial Statements—December 31, 2018 and 2017	F-53

Combined Schedules of Revenues and Direct Expenses of Ontario Lottery and Gaming Corporation
Report of Independent Registered Public Accounting Firm	F-106
Combined Schedules of Revenues and Direct Expenses for the North Gaming Bundle for the years ended March 31, 2017 and 2016	F-107
Notes to Combined Schedules of Revenues and Direct Expenses for the North Gaming Bundle for the years ended March 31, 2017 and 2016	F-108
Report of Independent Registered Public Accounting Firm	F-117
Combined Schedules of Revenues and Direct Expenses for the Southwest Gaming Bundle for the years ended March 31, 2017 and 2016	F-118
Notes to Combined Schedules of Revenues and Direct Expenses for the Southwest Gaming Bundle for the years ended March 31, 2017 and 2016	F-119
Report of Independent Registered Public Accounting Firm	F-129
Combined Schedules of Revenues and Direct Expenses for the Central Gaming Bundle for the years ended March 31, 2018 and 2017	F-131
Notes to Combined Schedules of Revenues and Direct Expenses for the Central Gaming Bundle for the years ended March 31, 2018 and 2017	F-132

Unaudited Pro Forma Combined Schedules of Revenues and Direct Expenses of Central Ontario Gaming Bundle
Unaudited Central Ontario Gaming Bundle Pro Forma Combined Schedule of Revenues and Direct Expenses for the period from January 1, 2018 to July 17, 2018	F-144
Notes to the Unaudited Central Ontario Gaming Bundle Pro Forma Combined Schedule of Revenues and Direct Expenses for the period from January 1, 2018 to July 17, 2018	F-146

Unaudited Condensed Interim Financial Statements of Leisure Acquisition Corp.
Condensed Balance Sheets as at September 30, 2019 and December 31, 2018	F-148
Condensed Statements of Operations for the three and nine months ended September 30, 2019 and 2018	F-149
Condensed Statements of Changes in Stockholders’ Equity for the three and nine months ended September 30, 2019 and 2018	F-150
Condensed Statements of Cash Flows for the nine months ended September 30, 2019 and 2018	F-151
Notes to Condensed Financial Statements—September 30, 2019	F-152

Audited Financial Statements of Leisure Acquisition Corp.
Report of Independent Registered Public Accounting Firm	F-158
Balance Sheets as at December 31, 2018 and 2017	F-159
Statements of Operations for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017	F-160
Statement of Changes in Stockholders’ Equity for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017	F-161
Statement of Cash Flows for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017	F-162
Notes to Financial Statements for the period ended December 31, 2018 and 2017	F-163

GTWY Holdings Limited

Condensed Consolidated Interim Balance Sheets

(Unaudited)

(expressed in thousands of Canadian dollars)

	September 30, 2019 $	December 31, 2018 $
Assets
Current assets
Cash and cash equivalents	114,727	176,024
Amounts receivable	41,502	48,522
Contract assets (note 14)	1,972	—
Inventory	4,176	5,331
Prepaid expenses and deposits	10,844	8,376
Assets of discontinued operations held for sale (note 19)	82,174	—
Other current assets (note 10)	858	6,115

	256,253	244,368
Non-current assets
Property and equipment (note 6)	442,228	465,357
Right-of-use assets (note 8)	612,966	—
Intangible assets (note 7)	247,125	232,387
Goodwill	8,505	8,505
Other assets (note 10)	12,676	29,894
Long-term deposits	5,917	4,575

Total assets	1,585,670	985,086

Liabilities
Current liabilities
Gaming revenue payable to BCLC, AGLC and OLG	4,345	7,052
Accounts payable and accrued liabilities (note 9)	99,373	96,672
Current portion of debt (note 10)	212,971	10,904
Current portion of deferred consideration payable (note 3)	2,150	400
Current portion of lease liability	22,134	402
Deferred revenue	5,461	2,589
Other current liabilities (note 10)	3,497	—
Liabilities of discontinued operations held for sale (note 19)	82,395	—

	432,326	118,019
Non-current liabilities
Other liabilities (note 10)	168	417
Long-term lease liability	630,750	413
Deferred rent	—	14,564
Debt (note 10)	901,830	929,173
Deferred income taxes	22,500	12,449

Total liabilities	1,987,574	1,075,035

Deficiency
Share capital (note 11)	9,905	19,205
Contributed surplus (notes 11 and 18)	11,080	13,304
Deficit	(424,874)	(124,494)

Total deficiency attributable to shareholders	(403,889)	(91,985)
Non-controlling interest	1,985	2,036

Total deficiency	(401,904)	(89,949)

Total liabilities and deficiency	1,585,670	985,086

Commitments and contingencies (note 16)
Subsequent events (note 21)

Approved by the Board of Directors

/s/ Gabriel de Alba	Director	/s/ Tony Santo	Director

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

GTWY Holdings Limited

Condensed Consolidated Interim Statements of Operations and Comprehensive (Loss) Income

(Unaudited)

(expressed in thousands of Canadian dollars)

	Three months ended September 30,		Nine months ended September 30,
	2019 $	2018 $	2019 $	2018 $
Revenue
Gaming	166,861	162,325	489,351	384,741
Food and beverage	22,616	15,814	63,088	45,428
Hotel	6,109	6,060	14,959	12,203
Automated teller machines	5,811	4,724	16,605	12,334
Other	4,101	3,601	12,387	6,651

	205,498	192,524	596,390	461,357

Expenses
Human resources	80,211	73,443	243,228	182,618
Operating	22,148	20,410	69,093	47,455
Marketing and promotion	10,822	11,730	32,282	22,068
Occupancy	8,592	26,047	25,559	57,060
Cost of food and beverage	13,484	10,621	38,377	25,744
Amortization of intangible assets	3,587	3,340	10,227	20,251
Depreciation of property and equipment and right-of-use assets	25,943	12,392	76,961	29,181
Other (note 12)	510	6,047	20,584	25,922
Share-based compensation (note 11)	701	223	11,267	8,441

	165,998	164,253	527,578	418,740

Income before other expenses (income) and income taxes	39,500	28,271	68,812	42,617

Other expenses (income)
Interest expense (note 13)	34,475	13,904	93,063	41,809
Interest income	(238)	(76)	(950)	(120)
Change in fair value of embedded derivative	14,383	(5,902)	(3,768)	(4,110)
Change in fair value of cross currency interest rate swaps	(12,668)	11,147	25,803	(21,891)
Loss on debt extinguishment (note 10(c))	—	—	—	15,124
Loss on debt modification (note 10(b))	—	6,264	—	6,264
Loss (gain) on sale of property and equipment (note 6)	19	26	438	(192,373)
Foreign exchange (gain) loss	13,107	(15,082)	(31,057)	25,480

	49,078	10,281	83,529	(129,817)

(Loss) income before income taxes	(9,578)	17,990	(14,717)	172,434

Income tax expense
Current	(990)	(554)	(2,608)	(1,321)
Deferred	180	(87)	833	661

Net income tax expense	(810)	(641)	(1,775)	(660)

Net (loss) income from continuing operations	(10,388)	17,349	(16,492)	171,774
Net loss from discontinued operations, net of tax (note 19)	(25,400)	(5,467)	(82,649)	(15,542)

(Loss) income and comprehensive (loss) income for the period	(35,788)	11,882	(99,141)	156,232

Shareholders of the Company	(35,790)	11,880	(99,148)	156,225
Non-controlling interest	2	2	7	7

	(35,788)	11,882	(99,141)	156,232

(Loss) income per share (expressed in $ per share)
Basic and diluted from continuing operations	(0.26)	0.44	(0.42)	4.35
Basic and diluted from discontinued operations	(0.65)	(0.14)	(2.10)	(0.39)
Basic and diluted, total	(0.91)	0.30	(2.52)	3.96
Weighted average number of shares	39,407,510	39,404,528	39,407,510	39,401,568

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

GTWY Holdings Limited

Condensed Consolidated Interim Statement of Changes in Deficiency

(Unaudited)

(expressed in thousands of Canadian dollars)

	Attributable to shareholders of the Company					Non- controlling interest $	Total $
	Share capital (note 11)		Contributed surplus $	Deficit $	Total $
	Number(1)	Amount $
Balance—December 31, 2017		155,585	9,402	(227,244)	(62,257)	2,104	(60,153)
Issuance or authorization of share capital	3	34	—	—	34	—	34
Income and comprehensive income	—	—	—	150,562	150,562	2	150,564
Return of capital (note 11)	—	(128,746)	—	—	(128,746)	—	(128,746)
Share-based compensation (note 11)	—	—	1,477	—	1,477	—	1,477
Distributions to non-controlling interest	—	—	—	—	—	(19)	(19)

Balance—March 31, 2018	39,402	26,873	10,879	(76,682)	(38,930)	2,087	(36,843)
Issuance or authorization of share capital	3	34	—	—	34	—	34
(Loss) income and comprehensive (loss) income	—	—	—	(6,217)	(6,217)	3	(6,214)
Share-based compensation (note 11)	—	—	2,153	—	2,153	—	2,153
Distributions to non-controlling interest	—	—	—	—	—	(20)	(20)

Balance—June 30, 2018	39,405	26,907	13,032	(82,899)	(42,960)	2,070	(40,890)
Issuance or authorization of share capital	3	33	—	—	33	—	33
Income and comprehensive income	—	—	—	11,880	11,880	2	11,882
Share-based compensation (recovery) (note 11)	—	—	(83)	—	(83)	—	(83)
Related party transaction (note 18)	—	—	—	(16,295)	(16,295)	—	(16,295)
Distributions to non-controlling interest	—	—	—	—	—	(19)	(19)

Balance—September 30, 2018	39,408	26,940	12,949	(87,314)	(47,425)	2,053	(45,372)

Balance—December 31, 2018	39,408	19,205	13,304	(124,494)	(91,985)	2,036	(89,949)
Adjustment on initial adoption of IFRS 16 (note 4)	—	—	—	(40,538)	(40,538)	—	(40,538)

Adjusted balance—January 1, 2019	39,408	19,205	13,304	(165,032)	(132,523)	2,036	(130,487)
(Loss) income and comprehensive (loss)	—	—	—	(12,266)	(12,266)	2	(12,264)
Return of capital (note 11)	—	(9,300)	—	—	(9,300)	—	(9,300)
Share-based compensation (recovery) (note 11)	—	—	(195)	—	(195)	—	(195)
Distributions to non-controlling interest	—	—	—	—	—	(19)	(19)

Balance—March 31, 2019	39,408	9,905	13,109	(177,298)	(154,284)	2,019	(152,265)
(Loss) income and comprehensive (loss) income	—	—	—	(51,092)	(51,092)	3	(51,089)
Dividend (note 11)	—	—	—	(160,694)	(160,694)	—	(160,694)
Share-based compensation (recovery) (note 11)	—	—	(2,730)	—	(2,730)	—	(2,730)
Distributions to non-controlling interest	—	—	—	—	—	(20)	(20)

Balance—June 30, 2019	39,408	9,905	10,379	(389,084)	(368,800)	2,002	(366,798)
(Loss) income and comprehensive (loss) income	—	—	—	(35,790)	(35,790)	2	(35,788)
Share-based compensation (note 11)	—	—	701	—	701	—	701
Distributions to non-controlling interest	—	—	—	—	—	(19)	(19)

Balance—September 30, 2019	39,408	9,905	11,080	(424,874)	(403,889)	1,985	(401,904)

(1)	presented in thousands of common shares

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

GTWY Holdings Limited

Condensed Consolidated Interim Statements of Cash Flows

(Unaudited)

(expressed in thousands of Canadian dollars)

	Nine months ended September 30,
	2019 $	2018 $
Cash provided by (used in)

Operating activities
(Loss) income for the period from continuing operations	(16,492)	171,774
Items not affecting cash
Depreciation of property and equipment and right-of-use assets	76,961	29,181
Amortization of intangible assets	10,227	20,251
Amortization of deferred transaction costs and premium on long-term debt	6,030	2,196
Change in fair value of embedded derivative	(3,768)	(4,110)
Change in fair value of cross currency interest rate swaps	29,423	(20,692)
Net interest expense	86,083	39,493
Loss on debt extinguishment	—	15,124
Loss on debt modification	—	6,264
Share-based compensation	11,267	8,441
Loss (gain) on sale of property and equipment	438	(192,373)
Income tax expense	1,775	660
Foreign exchange (gain) loss	(30,657)	11,600
Non-cash deferred rent	—	6,546

	171,287	94,355
Changes in non-cash working capital items (note 17)	13,839	(5,267)
Cash settlement of share-based compensation	(13,491)	(10,207)
Consent fee and costs paid on return of capital to shareholders	—	7,592
Income tax paid	(1,347)	(3,250)

Cash generated from operating activities from continuing operations	170,288	83,223
Cash used for operating activities from discontinued operations	(6,727)	(12,748)

Net cash generated from operating activities	163,561	70,475

Investing activities
Gaming development costs and purchase of property and equipment	(96,685)	(72,879)
Acquisition of Chances Kamloops, Chances Signal Point, and Ontario Central Gaming Bundle, net of cash acquired (note 3)	(36,298)	(59,030)
HST receivable related to acquisition of Ontario Central Gaming Bundle	—	(7,658)
Proceeds from sale of property and equipment (note 6)	214	494,294
Purchase of intangible assets	(3,231)	(5,984)
Interest received	950	120
Amounts deposited with Canada Revenue Agency	—	(696)
Deposit paid to related party	(1,584)	(14,711)

Cash (used for) generated from investing activities from continuing operations	(136,634)	333,456
Cash used for investing activities from discontinued operations	(58)	(26,526)

Net cash (used for) generated from investing activities	(136,692)	306,930

GTWY Holdings Limited

Condensed Consolidated Interim Statements of Cash Flows ...continued

(Unaudited)

(expressed in thousands of Canadian dollars)

	Nine months ended September 30,
	2019 $	2018 $
Financing activities
Debt financing transaction costs	(9,588)	(10,645)
Bond consent fee and costs paid on return of capital to shareholders	—	(7,592)
Proceeds from debt	181,791	569,301
Payment of lease liability, net of tenant inducement	(19,198)	—
Interest paid on lease liabilities	(31,139)	—
Interest paid on debt	(56,215)	(51,729)
Repayment of long-term debt	(4,656)	(588,858)
Net proceeds from (repayment of) Revolving Credit Facility	31,000	(45,000)
Payment of deferred consideration	(400)	(900)
Distributions to non-controlling interest	(58)	(58)
Return of capital to shareholders	(9,300)	(128,746)
Dividends paid to shareholders	(160,694)	—

Cash used for financing activities from continuing operations	(78,457)	(264,227)
Cash (used for) generated from financing activities from discontinued operations	(3,093)	4

Net cash used for financing activities	(81,550)	(264,223)

(Decrease) increase in cash and cash equivalents	(54,681)	113,182
Cash and cash equivalents—Beginning of period	176,024	97,385

Cash and cash equivalents—End of period	121,343	210,567

Cash balances comprise:
Cash and cash equivalents at end of period—continuing operations	114,727	202,989
Cash reclassified to assets of discontinued operations held for sale at end of period	6,616	7,578

Cash and cash equivalents at end of period	121,343	210,567

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

1	Formation and nature of operations

GTWY Holdings Limited (the “Company”) was incorporated on April 18, 2019 under the Canada Business Corporations Act (“CBCA”). On May 3, 2019, Gateway Casinos & Entertainment Limited’s (“GCEL”) share ownership was reorganized (the “Reorganization”). Under the Reorganization, the shareholders of GCEL exchanged their shares for shares of the Company, on the basis of one share of Company for each GCEL share, so that the former GCEL shareholders became shareholders of Company and GCEL became a wholly-owned subsidiary of Company. The Company’s executive office is located at 100-4400 Dominion Street, Burnaby, British Columbia.

The Company is controlled by The Catalyst Group Inc. (incorporated in Canada), which owns 73.61% of its shares and is the Company’s ultimate controlling party.

The Company operates gaming, entertainment, and hospitality facilities in British Columbia, Alberta and Ontario. As at September 30, 2019, the Company’s 27 gaming properties consisted of the following:

Casinos in Greater Vancouver, British Columbia

•	Grand Villa Casino Burnaby, Hotel and Convention Centre (“Grand Villa Burnaby”)

•	Starlight Casino New Westminster (“Starlight New Westminster”)

•	Cascades Casino Langley, Hotel and Convention Centre (“Cascades Langley”)

Casinos in the Thompson-Okanagan region of British Columbia

•	Cascades Casino Kamloops (“Cascades Kamloops”)

•	Playtime Casino Kelowna (“Playtime Kelowna”)

•	Cascades Casino Penticton (“Cascades Penticton”)

•	Lake City Casino Vernon (“Lake City Vernon”)

Casinos in Edmonton, Alberta

•	Grand Villa Casino Edmonton (“Grand Villa Edmonton”)

•	Starlight Casino Edmonton (“Starlight Edmonton”)

Community Gaming Centres in British Columbia

•	Chances Mission (“Mission”)

•	Chances Playtime Abbotsford (“Abbotsford”)

•	Chances Playtime Campbell River (“Campbell River”)

•	Chances Playtime Courtenay (“Courtenay”)

•	Chances Squamish (“Squamish”)

•	Chances Kamloops (“Kamloops”)

•	Chances Signal Point (“Signal Point”)

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Casinos in Ontario

•	Western Fair District (“London”)

•	Starlight Casino Point Edward (“Point Edward”)

•	Woodstock (“Woodstock”)

•	Cascades Casino Chatham (“Chatham”)

•	Clinton (“Clinton”)

•	Playtime Casino Hanover (“Hanover”)

•	Thunder Bay (“Thunder Bay”)

•	Sault Ste. Marie (“Sault Ste. Marie”)

•	Sudbury (“Sudbury”)

•	Gateway Innisfil (“Innisfil”)

•	Casino Rama Resort (“Rama”)

The Company’s revenue is primarily earned from gaming revenues for providing operational services after deducting for the portion of gaming revenues payable to the British Columbia Lottery Corporation (“BCLC”), the Alberta Gaming and Liquor Commission (“AGLC”) and the Ontario Lottery Gaming Corporation (“OLG”), with additional revenue generated from non-gaming revenues which include associated hotels and convention centres, restaurants, bars and live entertainment venues. The BCLC, British Columbia Gaming Policy and Enforcement Branch (“GPEB”), AGLC, OLG and Alcohol and Gaming Commission of Ontario (“AGCO”) are responsible for managing and conducting or regulating gaming activities in the regions in which the Company operates. The operating agreements related to the Company’s casinos and community gaming centres provide that the applicable governing body may suspend or terminate the rights of the Company to provide services under the agreements for certain specified reasons. The future operations of the casinos and community gaming centres depend upon the continued compliance with the operating agreements.

2	Basis of preparation

The Company prepares its condensed consolidated interim financial statements in accordance with International Accounting Standard (“IAS”) 34, Interim Financial Reporting. The condensed consolidated interim financial statements should be read in conjunction with the Company’s annual consolidated financial statements for the year ended December 31, 2018, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), and interpretations by the IFRS Interpretations Committee (“IFRIC”).

These condensed consolidated interim financial statements were approved and authorized by the Company’s Board of Directors for issuance on January 6, 2020.

3	Acquisitions

The Company accounted for the acquisitions below using the acquisition method in accordance with IFRS 3, Business Combinations, and the assets and liabilities acquired have been consolidated into these condensed consolidated interim financial statements.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

a)	Chances Signal Point

On March 1, 2019, one of the Company’s wholly owned subsidiaries acquired all of the issued and outstanding shares of Lucky’s Ventures Ltd. (“Lucky’s”) and MTS Enterprises Ltd. (“MTS”) (collectively, “Chances Signal Point”). Lucky’s operates the Chances Signal Point gaming facility in Williams Lake, BC, and MTS provides food and beverage services at the Chances Signal Point gaming facility. On the same day, another one of the Company’s wholly owned subsidiaries entered into a real property purchase agreement pursuant to which it agreed to purchase the land upon which the Chances Signal Point gaming facility is located. Concurrently with the closing of the acquisition, Lucky’s entered into a new OSA with the BCLC. On May 10, 2019, 1188172 BC Ltd., Lucky’s and MTS were amalgamated to form a single legal entity called Lucky’s Ventures Ltd.

The total purchase price of $17,300 consisted of $16,450 in cash and $850 in deferred consideration related to holdback payments for financial adjustments and indemnities. $200 of deferred consideration was paid during the nine months ended September 30, 2019. The Company also incurred transaction costs of $517, of which $388 was incurred in 2019 and $129 was incurred in 2018.

The following table summarizes the preliminary purchase price allocation of the fair value of assets acquired and liabilities assumed on March 1, 2019:

$
Cash and cash equivalents	113
Non-cash working capital	(13)
Property and equipment	5,500
Intangible assets	15,961
Deferred income taxes	(4,261)

17,300

The revenue and net income before tax of Chances Signal Point from the acquisition date, March 1, 2019, to September 30, 2019 were $3,129 and $1,199, respectively.

Consolidating Chances Signal Point’s operations from January 1, 2019 would have resulted in incremental revenue of approximately $784 and incremental net income of $136.

b)	Chances Kamloops

On January 14, 2019, two of the Company’s wholly owned subsidiaries acquired all of the issued and outstanding shares of Enterprise Entertainment Ltd. (“Enterprise”), B-11 Holdings Ltd. (“B-11”) and 7779 Ventures Inc. (“7779”) (collectively, “Chances Kamloops”). Enterprise operates the Chances Kamloops gaming facility, B-11 provides food and beverage services at the Chances Kamloops gaming facility, and 7779 owns the land upon which the Chances Kamloops gaming facility is located. Concurrently with the closing of the acquisition, Enterprise entered into a new operating service agreement (“OSA”) with the BCLC. On April 1, 2019, 1182065 BC Ltd., Enterprise and B-11 were amalgamated to form a single legal entity called Enterprise Entertainment Ltd.

The total purchase price of $21,643 consisted of $19,893 paid in cash and $1,750 in deferred consideration related to holdback payments for financial adjustments and indemnities. $250 of deferred consideration was paid during the nine months ended September 30, 2019. The Company also incurred transaction costs of $430, of which $171 was incurred in 2019 and $259 was incurred in 2018.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The following table summarizes the preliminary purchase price allocation of the fair value of assets acquired and liabilities assumed on January 14, 2019:

$
Cash and cash equivalents	382
Non-cash working capital	(239)
Property and equipment	13,375
Intangible assets	14,748
Deferred income taxes	(6,623)

21,643

The revenue and net income before tax of Chances Kamloops from the acquisition date, January 14, 2019, to September 30, 2019 were $6,516 and $1,710, respectively.

Consolidating Chances Kamloops’ operations from January 1, 2019 would have resulted in incremental revenue of approximately $338 and incremental net loss of $3.

The initial accounting for the acquisitions of Chances Kamloops and Chances Signal Point has only been provisionally determined at the end of the reporting period. If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition identifies adjustments to the fair value of the identifiable assets acquired and liabilities assumed, or any additional provisions existed at the date of the acquisition, then the accounting for the acquisitions will be revised.

c)	Ontario Central Gaming Bundle

On March 15, 2018, the Company announced that it was selected as the successful proponent by the OLG to operate gaming facilities in the OLG’s Gaming Bundle 7 (Central) (“Central Gaming Bundle”). The Company signed a transition and asset purchase agreement (“TAPA”) with the OLG on March 14, 2018 and, subject to closing conditions, was committed to signing a 23-year casino operating and service agreement (“COSA”) when the acquisition closed (the “Central Acquisition”), which occurred on July 18, 2018.

On July 18, 2018, the Company signed the 23-year COSA with the OLG. Under the Central Gaming Bundle agreements, the Company purchased the assets of the Central Gaming Bundle and entered into leases for Casino Rama Resort on Chippewas of Rama First Nation’s Lands and OLG Slots at Georgian Downs (subsequently renamed Gateway Casinos Innisfil), and has the opportunity to develop a casino in either Wasaga Beach or Collingwood. The total purchase price for such assets was $89,332 of cash consideration, including net non-cash working capital of $(3,570) comprising amounts receivable, prepaids, inventory and accrued liabilities. The Company also incurred transaction costs of $2,244, of which $1,629 was incurred in 2018, $226 was incurred in 2017, $166 was incurred in 2016, and the remainder was incurred in previous years. In addition to the consideration paid, $7,658 was paid and was refunded to the Company through an input tax credit on October 5, 2018.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The following table summarizes the fair values of the identifiable assets acquired and liabilities assumed on July 18, 2018:

$
Cash and cash equivalents	30,302
Non-cash working capital	(3,570)
Property and equipment	48,566
Intangible assets	14,034

89,332

The fair value of the consideration is equal to $89,332.

The revenue and net income before tax of the Central Gaming Bundle from the acquisition date, July 18, 2018, to December 31, 2018 were $122,392 and $9,096, respectively.

Consolidating the Central Gaming Bundle’s statement of operations and comprehensive income from January 1, 2018 would have resulted in incremental revenue of approximately $145,229 and incremental net income before tax of $20,327 for the year ended December 31, 2018.

4	Significant accounting policies

The significant accounting policies used in the preparation of these condensed consolidated interim financial statements are the same as those applied in the Company’s consolidated financial statements for the year ended December 31, 2018 except for the following:

Seasonality

The Company is subject to seasonality in its first and fourth quarters primarily at its operations in the Thompson-Okanagan region in British Columbia and in Ontario. The operations experience lower visitation during the first and fourth quarters of the year due to the relatively harsher winter conditions in these regions compared to the rest of the regions.

Business combination involving entities under common control

Business combinations involving entities under common control are accounted for under the predecessor value method. The assets and liabilities of the combining entities are reflected at their existing carrying values. Any difference between the consideration paid and the aggregate carrying value of the assets and liabilities as of the date of the transaction is recorded as an adjustment to equity. The profit or loss reflects the results of the combining entities for the full year, irrespective of when the combination takes place. Comparatives are presented as if the entities had been combined for all periods presented.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

New accounting standards applied in the period

The Company adopted the following new accounting standards effective January 1, 2019:

a)	IFRS 16—Leases

i)	IFRS 16—Leases—Impact of adoption

IFRS 16, Leases, specifies how to recognize, measure, present and disclose leases. The standard provides a single lessee accounting model, requiring the recognition of assets and liabilities for all leases, unless the lease term is 12 months or less or the underlying asset has a low value. The standard replaces IAS 17, Leases and related interpretations.

The Company adopted the standard from its mandatory adoption date of January 1, 2019. The Company applied the modified retrospective approach and did not restate comparative amounts for the year prior to first adoption. Right-of-use assets for leases were measured on transition as if the new rules had always been applied.

In applying the modified retrospective approach, the Company applied the following practical expedients:

•	the use of a single discount rate to a portfolio of leases with reasonably similar characteristics;

•

instead of performing an impairment review on the right-of-use assets at the date of initial adoption, the Company relied on its historic assessment as to whether leases were onerous immediately before the date of initial adoption;

•	the accounting for operating leases with a remaining lease term of less than 12 months as at January 1, 2019 as short-term leases; and

•	the exclusion of initial direct costs for the measurement of the right-of-use assets at the date of initial application.

On adoption of IFRS 16, the Company recognized lease liabilities in relation to leases which had previously been classified as operating leases under the principles of IAS 17, Leases. These liabilities were measured at the present value of the remaining lease payments, discounted using the Company’s incremental borrowing rate as of January 1, 2019. The weighted average incremental borrowing rate applied to the lease liabilities was 7.3%.

$
Operating lease commitments disclosed at December 31, 2018	1,404,891

Discounted using the incremental borrowing rate at January 1, 2019	738,826
Finance lease liabilities recognized at December 31, 2018	815
Extension options reasonably certain to be exercised	8,293
Short-term leases recognized on a straight-line basis as expense	(1,322)
Low-value leases recognized on a straight-line basis as expense	(2)

Lease liability recognized at January 1, 2019	746,610

The associated right-of-use assets for leases were measured on a retrospective basis as if the new rules had always been applied.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The recognized right-of-use assets related to the following types of assets at January 1, 2019:

$
Property	689,207
Equipment	1,288

Total right-of-use assets	690,495

Under IAS 17, the Company recorded operating leases on a straight-line basis, which resulted in a deferred rent liability at December 31, 2018. Additionally, the Company had above/below market lease agreements within intangible assets which were amortized over the life of the lease. These balances were adjusted to $nil with a corresponding adjustment to deficit as a result of the adoption of IFRS 16.

IFRS 16 does not change substantially how a lessor accounts for leases. Under IFRS 16, a lessor continues to classify leases as either finance leases or operating leases and account for those two types of leases differently. The Company’s activities as a lessor did not have an impact on the condensed consolidated interim financial statements as a result of the change in accounting policy.

Adoption of IFRS 16 using the modified retrospective approach resulted in the following adjustments:

	IFRS 16 carrying amount
	December 31, 2018 $	Adjustment $	January 1, 2019 $
Property and equipment(i)	465,357	(416)	464,941
Intangible assets	232,387	614	233,001
Right-of-use assets	—	690,495	690,495
Lease liability(ii)	815	745,795	746,610
Deferred rent	14,564	(14,564)	—
Deficit	(124,494)	(40,538)	(165,032)

(i)	At December 31, 2018, the Company had finance lease assets included within property and equipment. The net book value of these assets was transferred to right-of-use assets upon adoption of IFRS 16.
(ii)	At December 31, 2018, the Company had lease liabilities that were included in other liabilities.

ii)	IFRS 16—Leases—Accounting policies applied from January 1, 2019

Lessee

At inception of a contract, the Company assesses whether the contract is or contains a lease. The Company recognizes a right-of-use asset and a corresponding lease liability with respect to all lease agreements in which it is the lessee, except for short-term leases (defined as leases with a lease term of 12 months or less) and leases of low value assets. For these leases, the Company recognizes the lease payments as an operating expense on a straight-line basis over the term of the lease unless another systematic basis is more representative of the time pattern in which economic benefits from the leased asset are consumed.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted by using the rate implicit in the lease. If this rate cannot be readily determined, the Company uses its incremental borrowing rate, being the rate that the lessee would have to pay to borrow the funds necessary to obtain an asset of similar value in a similar economic environment with similar terms and conditions.

Lease payments included in the measurement of the lease liability comprise: (i) fixed lease payments (including in-substance fixed payments), less any lease incentives; (ii) variable lease payments that depend on an index or rate, initially measured using the index or rate at the commencement date; (iii) the amount expected to be payable by the lessee under residual value guarantees; (iv) the exercise price of purchase options, if the lessee is reasonably certain to exercise the options; and (v) payments of penalties for terminating the lease, if the lease term reflects the exercise of an option to terminate the lease.

The Company remeasures the lease liability (and makes a corresponding adjustment to the related right-of-use asset) whenever:

•

the lease term has changed or the likelihood of an exercise of a purchase option has changed, in which case the lease liability is remeasured by discounting the revised lease payments using a revised discount rate;

•

the lease payments change due to changes in an index or rate or a change in expected payment under a guaranteed residual value, in which case the lease liability is remeasured by discounting the revised lease payments using the initial discount rate (unless the lease payments change is due to a change in a floating interest rate, in which case a revised discount rate is used); or

•

a lease contract is modified and the lease modification is not accounted for as a separate lease, in which case the lease liability is remeasured by discounting the revised lease payments using a revised discount rate.

The right-of-use assets comprise the initial measurement of the corresponding lease liability, lease payments made at or before the commencement day and any initial direct costs. They are subsequently measured at cost less accumulated depreciation and impairment losses.

Right-of-use assets are depreciated over the shorter period of lease term and useful life of the underlying asset. If a lease transfers ownership of the underlying asset or the cost of the right-of-use asset reflects that the Company expects to exercise a purchase option, the related right-of-use asset is depreciated over the useful life of the underlying asset. The depreciation starts at the commencement date of the lease.

The right-of-use assets are amortized on a straight-line basis over the lease term.

Lessor

Leases for which the Company is a lessor are classified as finance or operating leases. Whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee, the contract is classified as a finance lease. All other leases are classified as operating leases.

When the Company is an intermediate lessor, it accounts for the head lease and the sublease as two separate contracts. The sublease is classified as a finance or operating lease by reference to the right-of-use asset arising from the head lease.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Rental income from operating leases is recognized on a straight-line basis over the lease term.

b)	IFRIC 23—Uncertainty over Income Tax Treatments

IFRIC 23 adds to the requirements in IAS 12 by specifying how to reflect the effects of uncertainty in accounting for income taxes. IFRIC 23 was adopted on January 1, 2019 and did not have a significant impact on the Company’s financial results or position.

5	Critical accounting estimates, assumptions and judgments

The preparation of financial statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated interim financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Management’s estimates, assumptions and judgments are based on historical experience and other factors considered to be reasonable, including expectations of future events.

Estimates and assumptions that could result in a material effect in the next financial period on carrying amounts of assets and liabilities are outlined below:

a)	Impairment of non-financial assets

The determination of a long-lived asset impairment requires significant estimates and assumptions to determine the recoverable amount of a cash-generating unit (“CGU”), the recoverable amount used by the Company being the higher of fair value less costs of disposal (“FVLCOD”) and value in use (“VIU”). The FVLCOD and VIU methods involve estimating the net present value of future cash flows derived from the use of the CGU, discounted at an appropriate rate.

In the event an impairment analysis is required, the key assumptions that would be utilized in the determination of future cash flows would represent management’s best estimate of the range of economic conditions relating to the CGU, and would be based on historical experience, economic trends, and communication with other key stakeholders of the Company. These key assumptions would include the revenue growth rate, margin as a percentage of revenues, capital expenditures, the inflation growth rate and the discount rate. Significant changes in the key assumptions that would be utilized in the determination of future cash flows could result in an impairment loss or reversal of a previously recognized impairment loss.

b)	Estimated useful lives of non-financial assets

Judgment is used to estimate each component of a tangible and intangible asset’s useful life and is based on an analysis of all pertinent factors including, but not limited to, the expected use of the asset and, in the case of an intangible asset, contractual provisions that enable renewal or extension of the asset’s legal or contractual life without substantial cost, and renewal history. If the estimated useful lives change, this could result in an increase or decrease in the annual amortization and depreciation expense, and future impairment charges.

c)	Income taxes

Deferred tax assets and liabilities are due to temporary differences between the carrying amount for accounting purposes and the tax basis of certain assets and liabilities, as well as undeducted tax losses.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Estimation is required for the timing of the reversal of these temporary differences and the tax rate applied. The carrying amounts of assets and liabilities are based on amounts recorded in the condensed consolidated interim financial statements and are subject to the accounting estimates inherent in those balances. The tax basis of assets and liabilities and the amount of undeducted tax losses are based on the applicable income tax legislation, regulations and interpretations. The timing of the reversal of the temporary differences and the timing of deduction of tax losses are based on estimations of the Company’s future financial results.

Changes in the expected operating results, enacted tax rates, legislation or regulations, and the Company’s interpretations of income tax legislation, will result in adjustments to the expectations of future timing difference reversals and may require material deferred tax adjustments.

The Company’s operations are conducted in jurisdictions with complex tax laws and regulations that can require significant interpretation. As such, the Company and the tax authorities could disagree on tax filing positions and any reassessment of the Company’s filings could result in material adjustments to tax expense, taxes payable and deferred income taxes.

d)	Fair value of long-term debt

The Company makes estimates and assumptions relating to fair value disclosure of the long-term debt. The critical assumptions underlying the fair value disclosure include the credit spread. The Company reviews various comparable debt securities and determines a reasonable credit spread applicable to the debt securities. See note 14.

e)	Fair value of embedded derivatives

The Company is required to determine the fair value of embedded derivatives, such as prepayment options, separate from its long-term debt. Fair values for embedded derivatives are determined using valuation techniques and require estimates of redemption dates and forward interest rates existing at the balance sheet date as the financial instruments are not traded in an active market.

f)	Fair value of derivative financial instruments

The estimated fair value of derivative financial instruments has been determined based on appropriate valuation methodologies and/or third party indications. Fair values determined using valuation models require the use of assumptions concerning the amount and timing of future cash flows, discount rates, credit risk and probability of future events that are beyond management’s control. In determining these assumptions, the Company relied on external, readily observable quoted market inputs, where available, including Canadian and United States forward interest rate yield curves, and Canadian and United States foreign exchange rates, discounted to present value as appropriate. See note 14.

g)	Share-based compensation

Share-based compensation provided to executives takes into account the number of shares expected to vest based on an estimate of the most likely possible outcome of a sale of some or all common shares by the existing shareholders and the possible service periods of the officers. The calculation also incorporates a per share fair value, based on the most recent share issuance.

It is reasonably possible that future estimates or the actual outcomes and timing of a liquidity event may be different from the assumptions used in the preparation of these condensed consolidated interim financial statements and a material change in the share-based compensation reflected in the condensed

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

consolidated interim statement of operations and comprehensive (loss) income may occur. The range of possible outcomes is dependent on the interaction of multiple factors.

h)	Fair value of net assets acquired in business combinations

The consideration transferred for an acquired business (“purchase price”) is assigned to the identifiable tangible and intangible assets purchased and liabilities assumed on the basis of their fair values at the date of acquisition. The identification of assets purchased and liabilities assumed and their valuation is specialized and judgmental. Where appropriate, the Company engages external business valuators to assist in the valuation of tangible and intangible assets acquired. Any excess of purchase price over the fair value of the identifiable tangible and intangible assets purchased and liabilities assumed is allocated to goodwill.

Judgments that management has made in the process of applying the Company’s accounting policies and that have the most significant effect on the amounts recognized in the condensed consolidated interim financial statements are outlined below:

a)	Determination of CGUs

The Company’s assets are grouped into CGUs based on their ability to generate separately identifiable cash inflows. The determination of a CGU involves an assessment regarding the interdependency of cash inflows and the Company’s organizational structure.

b)	Segment reporting

The Company has aggregated its operating segments into reportable segments based on an assessment that each operating segment has similar economic characteristics, types of customers, types of services and products provided, regulatory environments, and management and reporting structures.

c)	Lease liability

In assessing whether a contract is, or contains, a lease, management makes judgments when determining whether the contract involves the use of an identified asset, and whether the Company has the right to control the use of the identified asset.

The Company’s lease liabilities are measured at the present value of the lease payments discounted using the applicable incremental borrowing rate. Determination of the discount rate requires significant judgement and may have significant impact on the lease liability valuations.

In determining the lease term, the Company considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). The assessment is reviewed if a significant event or a significant change in circumstances occurs which affects this assessment and that is within the control of the lessee.

A change in the assessment of the lease term will result in a remeasurement of the lease liability using revised inputs at the reassessment date and an adjustment to the right-of-use asset. If the right-of-use asset is reduced to zero, any remaining amount is recognized in profit or loss.

d)	Revenue recognition

The application of IFRS 15 requires the Company to make a number of estimates and judgments, including the determination of the nature of its performance obligations under its contracts, the

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

assessment of the amount it expects to be entitled for, the timing of recognition and the allocation of the transaction price to loyalty programs. The Company concluded that its services are as an operator since the signed and executed contracts are between the Company and the provincial Crown corporations in performing obligations over the term of the contracts. Consequently, revenue is recognized net of amounts paid to the provincial Crown corporations for free play and customer loyalty programs and table gaming supply charge payments.

With the expectation the Company will incur eligible costs that can be claimed under Permitted Capital Expenditures (“PCE”), a term defined in the Company’s COSAs with the OLG, up to the maximum annual threshold, the Company has taken the approach of recognizing PCE remuneration on a straight-line basis over the course of its fiscal year.

e)	Discontinued operations held for sale

The classification of non-current assets (or disposal groups) as held for sale is based on an assessment whether their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable.

Operations that are classified as held for sale are presented as discontinued operations when the operations represent a major separate line of business or geographical area of operations, are part of a single coordinated disposal plan or represent a subsidiary acquired exclusively with a view to resale. The assessment on what is a major separate line of business is done on a case by case basis and depends on the size of the operations in terms of revenue or total value of assets and liabilities compared to the total operations of the Company.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

6	Property and equipment

	Land $	Buildings $	Furniture and fixtures $	Computer hardware $	Equipment $	Leasehold improvements $	Gaming development costs $	Total $
Year ended December 31, 2018
Net book value—December 31, 2017	30,404	119,818	8,639	2,435	55,125	48,813	68,804	334,038
Acquisition of Central Gaming Bundle (note 3)	—	—	10,271	1,570	33,464	3,261	—	48,566
Gaming development costs and purchase of property and equipment (a)	—	28,120	5,266	11,051	21,492	31,259	36,237	133,425
Disposals (b) and (c)	(1,337)	(54)	—	—	(550)	(121)	(2,119)	(4,181)
Transfers	—	2,465	2,138	574	4,585	43,608	(53,370)	—
Depreciation	—	(10,693)	(4,980)	(2,783)	(19,817)	(8,176)	—	(46,449)
Writedown (d)	—	(23)	(19)	—	—	—	—	(42)

Net book value—December 31, 2018	29,067	139,633	21,315	12,847	94,299	118,644	49,552	465,357

At December 31, 2018
Cost	29,067	164,139	42,947	20,052	146,834	148,470	49,552	601,061
Accumulated depreciation	—	24,506	21,632	7,205	52,535	29,826	—	135,704

Net book value	29,067	139,633	21,315	12,847	94,299	118,644	49,552	465,357

Nine months ended September 30, 2019
Net book value—December 31, 2018	29,067	139,633	21,315	12,847	94,299	118,644	49,552	465,357
Adjustment on initial adoption of IFRS 16 (note 4)	—	—	—	(416)	—	—	—	(416)
Acquisition of Chances Kamloops and Chances Signal Point (note 3)	5,134	13,741	—	—	—	—	—	18,875
Gaming development costs and purchase of property and equipment (a)	2,407	1,639	638	2,654	13,716	14,106	56,909	92,069
Disposals	—	—	(31)	(1)	(624)	—	—	(656)
Transfers	1,837	29,992	2,805	3,840	7,575	21,460	(67,509)	—
Depreciation	—	(8,253)	(5,041)	(3,731)	(21,746)	(10,552)	—	(49,323)
Writedown (e) and (f)	—	—	—	—	—	(38,017)	—	(38,017)
Transfer to assets of discontinued operations held for sale (g)	—	—	(3,151)	(423)	(7,818)	(34,259)	(10)	(45,661)

Net book value—September 30, 2019	38,445	176,752	16,535	14,770	85,402	71,382	38,942	442,228

At September 30, 2019
Cost	38,445	209,511	39,863	23,963	151,952	98,099	38,942	600,775
Accumulated depreciation	—	32,759	23,328	9,193	66,550	26,717	—	158,547

Net book value	38,445	176,752	16,535	14,770	85,402	71,382	38,942	442,228

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

a)

During the nine months ended September 30, 2019, the Company capitalized $2,172 (year ended December 31, 2018 – $5,992) of interest costs related to gaming development based on a borrowing rate of 6.97% (December 31, 2018 – 6.81%).

b)

On March 12, 2018, the Company completed a sale and leaseback of certain real estate properties including the Grand Villa Burnaby, Starlight New Westminster and Cascades Langley (collectively, the “Sale and Leaseback Transactions”) for gross proceeds of $503,595, resulting in a gain on sale of $192,399. Certain of the Company’s wholly owned subsidiaries entered into long-term leases for each of the properties and will continue to operate the casinos under the leases. As part of the sale and leaseback, 1144801 B.C. Ltd. which holds title to the leasehold interest as nominee and bare trustee of the Fraser Highway property in Langley was sold. Proceeds from the sale and leaseback were used to repay the Langley mortgage in full and the 2017 Senior Secured Credit Facility (note 10).

c)	On October 31, 2018, the Company completed the sale of vacant land in Penticton, British Columbia for gross proceeds of $1,900. This resulted in a gain on property and equipment of $556.
d)	On December 31, 2018, the Company closed the operations of Victoria. A writedown of property and equipment costs of $42 and intangible assets of $4,456 (note 7) was recorded.
e)

Starlight Edmonton has not performed to projections primarily as a result of a weaker Edmonton economy than had been projected. As a result, an impairment assessment was performed as at June 30, 2019. The recoverable amount for the CGU was based on the FVLCOD, which estimates the net present value of the future cash flows expected to be generated by the CGU, discounted using an after-tax discount rate based on the Company’s weighted average cost of capital calculated to be within a range of 8.0% to 10.0% using the capital asset pricing model. These expected future cash flows require a number of assumptions about future business performance. As a result, an impairment of $43,700 was identified, and property and equipment have been written down by $31,590, intangible assets have been written down by $2,542 (note 7) and right-of-use assets have been written down by $9,568 (note 8).

f)

An impairment assessment was performed for Grand Villa Edmonton as at September 30, 2019. The recoverable amount for the CGU was based on the FVLCOD, which estimates the net present value of the future cash flows expected to be generated by the CGU, discounted using an after-tax discount rate based on the Company’s weighted average cost of capital calculated to be within a range of 9.5% to 10.5% using the capital asset pricing model. These expected future cash flows require a number of assumptions about future business performance. As a result, an impairment of $19,900 was identified, and property and equipment have been written down by $6,427, intangible assets have been written down by $2,280 (note 7) and right-of-use assets have been written down by $11,193 (note 8).

g)

As at September 30, 2019, the Company made a formal decision to sell the operations of Grand Villa Edmonton, Starlight Edmonton, and the Edmonton corporate office. As a result, the assets and liabilities were transferred to net assets of discontinued operations held for sale (note 19).

The OSAs for the British Columbia based casinos and community gaming centres provide that certain gaming equipment is the property of the BCLC. The Casino Facility Licenses for the Edmonton casinos provide that certain gaming equipment is the property of the AGLC. Accordingly, any costs related to gaming equipment provided by and owned by the BCLC and AGLC have not been recognized in these condensed consolidated interim financial statements.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

7	Intangible assets

	Gaming operating agreements $	Above/below market lease agreements $	Software $	Racebook license $	Total $
Year ended December 31, 2018
Net book value—December 31, 2017	236,125	(466)	565	2	236,226
Acquisition of Central Gaming Bundle (note 3)	12,280	200	1,554	—	14,034
Additions	—	—	12,663	—	12,663
Amortization (a)	(23,647)	(348)	(2,083)	(2)	(26,080)
Writedown (note 6(d))	(4,456)	—	—	—	(4,456)

Net book value—December 31, 2018	220,302	(614)	12,699	—	232,387

At December 31, 2018
Cost	579,177	3,614	17,222	500	600,513
Accumulated amortization	358,875	4,228	4,523	500	368,126

Net book value	220,302	(614)	12,699	—	232,387

Nine months ended September 30, 2019
Net book value—December 31, 2018	220,302	(614)	12,699	—	232,387
Adjustment on initial adoption of IFRS 16 (note 4)	—	614	—	—	614
Acquisition of Chances Kamloops and Chances Signal Point (note 3)	30,709	—	—	—	30,709
Additions	—	—	4,406	—	4,406
Amortization	(10,029)	—	(842)	—	(10,871)
Writedown (note 6(e) and (f))	(4,822)	—	—	—	(4,822)
Transfer to assets of discontinued operations held for sale (note 6(g))	(5,245)	—	(53)	—	(5,298)

Net book value—September 30, 2019	230,915	—	16,210	—	247,125

At September 30, 2019
Cost	590,603	—	21,485	500	612,588
Accumulated amortization	359,688	—	5,275	500	365,463

Net book value	230,915	—	16,210	—	247,125

a)

On February 14, 2018, the Company signed the OSAs with the BCLC in relation to all its British Columbia casino and community gaming centre operations, effective April 1, 2018. The OSAs have a 20-year term with an option to extend for an additional five years. The net book value of the OSAs as at April 1, 2018 was amortized over a remaining useful life of 20 years.

The remaining useful lives for the intangible assets are between 1 and 22 years.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

8	Leases

The Company’s leases primarily consist of property leases as well as other miscellaneous equipment.

a)	Right-of-use assets

	Property $	Equipment $	Total $
Balance—January 1, 2019	689,207	1,288	690,495
Additions	—	215	215
Lease liability remeasurement	1,532	(11)	1,521
Depreciation	(34,933)	(466)	(35,399)
Writedown (note 6(e) and (f))	(20,761)	—	(20,761)
Transfer to assets of discontinued operations held for sale (note 6(g))	(23,015)	(90)	(23,105)

Balance—September 30, 2019	612,030	936	612,966

b)

During the nine months ended September 30, 2019, the Company recognized expenses of $9,848 relating to short-term leases and low value assets. The expense related to variable lease payments not included in the measurement of lease obligations was $6,775.

9	Accounts payable and accrued liabilities

	September 30, 2019 $	December 31, 2018 $
Trade accounts payable and accruals	38,801	41,975
Salaries, wages and benefits	23,022	26,746
Construction payable and accruals	19,198	6,513
Liabilities related to gaming activities	4,445	7,545
Interest on lease liabilities	3,855	—
Interest on debt	7,250	10,379
Other	1,469	1,861
Income tax payable	1,333	69
Related party transaction payable	—	1,584

	99,373	96,672

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

10	Debt

	September 30, 2019 $	December 31, 2018 $
Term Loans
Bridge Loan (a)	180,637	—
Term Loan B (US$434,500) (b)	580,218	602,926
Revolving Credit Facility (b)	31,000	—

	791,855	602,926
Vernon mortgage (d)	3,589	3,743
8.25% Second Priority Senior Secured Notes (US$255,000) (e)	337,696	347,871

	1,133,140	954,540
Less:
Unamortized portion of deferred transaction costs and debt premium related to embedded derivative	(18,339)	(14,463)
Current portion	(212,971)	(10,904)

	901,830	929,173

a)	Bridge Loan

On May 10, 2019, the Company entered into a 364-day bridge loan agreement to borrow US$135,000 (the “Bridge Loan”). The principal is payable upon maturity. Transaction costs directly related to the issuance of the Bridge Loan of $9,694 were capitalized and are being amortized using the effective interest rate method over the life of the loan.

The Bridge Loan bears interest on the unpaid principal amount at rates that start from 7.50% and increase to 15.00% based on the number of days the Bridge Loan is outstanding. The interest shall be payable, at the Company’s option, in cash or in kind by adding such interest to the unpaid principal amount of the Bridge Loan.

Advances under the Bridge Loan were bearing interest at 10.00% at September 30, 2019.

b)	Term Loan B and Revolving Credit Facility

On March 13, 2018, the Company completed a refinancing (the “2018 Refinancing”) of its prior senior credit facility (the “2017 Senior Secured Credit Facility”) pursuant to an amended and restated credit and guaranty agreement (the “Amended and Restated Credit Agreement”) for a new senior secured credit facility (the “2018 Senior Secured Credit Facility”) to borrow up to the following:

	US$	$
Term Loan B	335,000	—
Revolving Credit Facility	—	150,000

Transaction costs directly related to the issuance of Term Loan B of $5,949 were capitalized and are being amortized using the effective interest rate method over the life of the loan. Transaction costs directly related to the issuance of the Revolving Credit Facility of $2,116 were capitalized and are being amortized on a straight-line basis over the life of the loan.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

On July 16, 2018, the Company amended its 2018 Senior Secured Credit Facility pursuant to an amendment to the Amended and Restated Credit Agreement (the “First Amendment to Amended and Restated Credit Agreement”) to increase its Term Loan B by US$105,000 and increase the amount borrowed to the following:

US$
Term Loan B	440,000

Transaction costs directly related to the transaction of $2,581 were capitalized and are being amortized using the effective interest rate method over the life of the loan. The refinancing resulted in the recognition of a debt modification loss of $6,264.

The 2018 Senior Secured Credit Facility is available as Canadian Dollar Offered Rate (“CDOR”) Loans, Canadian Prime Rate Loans, London Interbank Offered Rate (“LIBOR”) Loans and Base Rate Loans. Base Rate Loans bear interest equal to the highest of the Federal Fund Effective Rate, Prime Rate or the Adjusted LIBOR plus 1/2 of 1.00%.

The interest rate spreads added to the applicable variable rates for the Revolving Credit Facility will be determined quarterly based on the Company’s first lien net leverage ratio as defined in the Amended and Restated Credit Agreement. Interest on the Revolving Credit Facility varies within a range of 300 to 325 basis points above the CDOR Loans and 200 to 225 basis points above the Canadian Prime Rate. Interest on Term Loan B is 300 basis points above LIBOR Loans.

Advances under Term Loan B at September 30, 2019 were LIBOR Loans bearing interest at 5.10%.

The Company can issue letters of credit under the Revolving Credit Facility. As at September 30, 2019, the Company has issued letters of credit totalling $80,289 (December 31, 2018 – $78,107) bearing interest at 3.13% (December 31, 2018 – 3.13%) under the Revolving Credit Facility. The Company provided the OLG with letters of credit totalling $72,000 as at September 30, 2019 (December 31, 2018 – $72,000) as performance security. Various other letters of credit are provided to selected vendors and municipalities related to general business operations and/or development projects.

As at September 30, 2019, the Company had outstanding borrowings on the Revolving Credit Facility of $31,000 (December 31, 2018 – $nil).

Term Loan B has repayment terms as follows:

i)

Term Loan B will mature on March 13, 2025 provided, however, that if the Company does not redeem, repay or discharge the 8.25% Second Priority Senior Secured Notes (the “8.25% Notes”) by December 31, 2023, and does not extend the maturity date of the 8.25% Notes to a date that is at least 180 days after March 13, 2025, then Term Loan B will mature on the earlier of December 1, 2023 and the date that is 91 days prior to the maturity date of the 8.25% Notes. The Company is required to make quarterly installments equal to 0.25% of the principal amount of the loan commencing on September 28, 2018 with any outstanding principal repayable at maturity.

ii)

On the earlier of delivery of audited financial statements and the 100th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2018, the Company is required to make an aggregate principal payment (“Excess Cash Payment”). The Excess Cash Payment is equal to 0% to 50% of the excess cash flow, as defined in the Amended and Restated Credit Agreement, for the applicable fiscal year minus the aggregate principal amount of all prepayments during such fiscal year.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Aggregate minimum principal payments, prior to Excess Cash Payments, for each of the next five years ending December 31 for the Term Loan B facility are as follows:

US$
2019	1,100
2020	4,400
2021	4,400
2022	4,400
2023 and beyond	420,200

The Revolving Credit Facility is repayable on March 13, 2023.

A first charge on all assets of the Company and 7588674 Canada Inc. (“7588674”) is provided as security for the Term Loan Facility and Revolving Credit Facility.

c)	Term Loan B-1, Term Loan B-2 and Revolving Credit Facility

The credit agreement that the Company had entered into on February 22, 2017, the 2017 Senior Secured Credit Facility, was discharged as part of the 2018 Refinancing, and outstanding debt balances pertaining to Term Loan B-1, Term Loan B-2 and the Revolving Credit Facility were repaid by March 13, 2018. Deferred transaction costs of $15,124 related to the credit agreement were written off as a loss on debt extinguishment during the year ended December 31, 2018.

The 2017 Senior Secured Credit Facility was available as CDOR Loans, Canadian Prime Rate Loans, LIBOR Loans and Base Rate Loans. Base Rate Loans bear interest equal to the highest of the Federal Fund Effective Rate, Prime Rate or the Adjusted LIBOR plus 1.00%.

The interest rate spreads added to the applicable variable rates for the Revolving Credit Facility were determined quarterly based on the Company’s first lien net leverage ratio as defined in the 2017 Senior Secured Credit Facility. Interest on the Revolving Credit Facility varied within a range of 375 to 400 basis points above CDOR Loans. Interest on Term Loan B-1 was 375 basis points above LIBOR Loans. Interest on Term Loan B-2 was 400 basis points above CDOR Loans.

A first charge on all assets of the Company and 7588674 was provided as security for the Term Loan Facilities and Revolving Credit Facility.

d)	Vernon mortgage

The Company had a $4,650 mortgage for the purchase of the land and building for the Lake City Vernon Casino.

On May 14, 2019, the Vernon mortgage was renewed and bears a fixed interest rate of 4.48% per annum and matures on April 2, 2023.

The principal payments for each of the next five years ending December 31 for the Vernon mortgage are as follows:

$
2019	53
2020	214
2021	225
2022	235
2023	2,862

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

e)	8.25% Second Priority Senior Secured Notes

On February 22, 2017, the Company issued US$255,000 of the 8.25% Notes. The 8.25% Notes mature on March 1, 2024 and bear interest at 8.25% per annum. Interest is payable semi-annually on March 1 and September 1 of each year, commencing on September 1, 2017.

A second charge on all assets of the Company and 7588674 is provided as security for the 8.25% Notes.

The Company’s 8.25% Notes agreement has provisions for early redemption during defined periods prior to maturity with the payment of defined premiums, which require separation under the embedded derivative accounting rules. On issuance on February 22, 2017, the fair value of the embedded derivative was $1,516 and was recorded as a derivative asset in other assets and as a premium on the long-term debt in the consolidated balance sheet. The fair value of the embedded derivative included in other assets as at September 30, 2019 was $9,288 (December 31, 2018 – $5,520). Accordingly, a change in fair value of embedded derivative gain of $3,768 (year ended December 31, 2018 – $5,275) has been recognized during the fiscal period. The premium is amortized over the term of the 8.25% Notes using the effective interest rate method.

Transaction costs directly related to the 8.25% Notes of $10,223 were capitalized and are being amortized using the effective interest rate method over the life of the 8.25% Notes.

In the event of a Change of Control (as defined in the 8.25% Notes agreement), the holders of the 8.25% Notes will have the right to require the Company to repay all or a portion of the outstanding 8.25% Notes at a purchase price equal to 101% of the principal amounts of the 8.25% Notes plus accrued and unpaid interest. This feature is closely related under the embedded derivative accounting rules and does not require separation.

f)	The component of other current assets is as follows:

	September 30, 2019 $	December 31, 2018 $
CCIRS derivative	858	6,115

The components of other non-current assets are as follows:

	September 30, 2019 $	December 31, 2018 $
Embedded derivative	9,288	5,520
CCIRS derivative	1,942	22,611
Revolving Credit Facility deferred transaction costs	1,446	1,763

	12,676	29,894

The component of other current liabilities is as follows:

	September 30, 2019 $	December 31, 2018 $
Forward contract derivative	3,497	—

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The component of other non-current liabilities is as follows:

	September 30, 2019 $	December 31, 2018 $
Deferred revenue	168	417

On May 17, 2019, the Company entered into a forward contract that covers 100% of the Bridge Loan of US$135,000. The forward contract: (i) may be settled at any time before May 8, 2020; and (ii) is fixed at an US dollar foreign exchange rate of 1.3500.

On July 16, 2018, the Company amended its existing cross currency interest rate swaps (“CCIRS”) contracts in relation to Term Loan B. Management has entered into CCIRS contracts that cover 75% of the senior secured first lien loan of US$440,000. The CCIRS contracts: (i) terminate on March 14, 2022; (ii) are fixed at an average US dollar foreign exchange rate of 1.3166; and (iii) bear a fixed weighted average interest rate of 4.94%.

The CCIRS contracts pertaining to the 8.25% Notes, which cover 75% of the US$255,000 principal: (i) terminate on March 1, 2021; (ii) are fixed at a US dollar to Canadian dollar foreign exchange rate of 1.3168; and (iii) bear a fixed weighted average interest rate of 7.85%.

The change in liabilities arising from financing activities is as follows:

	Current portion of debt $	Debt $
Balance—December 31, 2018	10,904	929,173

Cash flows from (used in)
Proceeds from Bridge Loan	181,791	—
Deferred transaction costs	(9,584)	(4)
Repayment of long-term debt	(154)	(4,502)
Revolving Credit Facility	31,000	—

Total cash movement	203,053	(4,506)

Non-cash changes
Amortization of deferred transaction costs	—	1,983
Amortization of loan liability	—	(871)
Foreign exchange gain	(176)	(27,334)
Interest in kind on Bridge Loan	2,575	—
Reclassification of long-term debt	(3,385)	3,385

Total non-cash movements	(986)	(22,837)

Balance—September 30, 2019	212,971	901,830

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

11	Share capital

Authorized

Unlimited number of voting common shares without par value

Issued and outstanding

	Number of shares	Amount $
Balance—December 31, 2017	39,398,564	155,585
Issued to a director for services rendered	8,946	101
Return of capital	—	(136,481)

Balance—December 31, 2018	39,407,510	19,205
Return of capital	—	(9,300)

Balance—September 30, 2019	39,407,510	9,905

On March 12, 2018, the Board of Directors of the Company approved a resolution authorizing a US$100,000 ($128,746) reduction in stated capital of the Company and the return of the US$100,000 ($128,746) capital reduction to the common shareholders. Shareholders of the Company as at March 12, 2018 were paid their pro rata share of the stated capital reduction based on the number of shares held. A bondholder consent fee and related costs of $7,592 were paid in relation to the return of capital to shareholders and were recorded as part of transaction costs (note 12).

On October 25, 2018, the Board of Directors of the Company approved a resolution authorizing a $7,500 reduction in stated capital of the Company and the return of the $7,500 capital reduction to the common shareholders. Shareholders of the Company as at October 25, 2018 were paid their pro rata share of the stated capital reduction based on the number of shares held.

On December 20, 2018, the Board of Directors of the Company approved a resolution authorizing a $235 reduction in stated capital of the Company and the return of the $235 capital reduction to the common shareholders. Shareholders of the Company as at December 20, 2018 were paid their pro rata share of the stated capital reduction based on the number of shares held.

On March 22, 2019, the Board of Directors of the Company approved a resolution authorizing a $9,300 reduction in stated capital of the Company and the return of the $9,300 capital reduction to the common shareholders. Shareholders of the Company as at March 22, 2019 were paid their pro rata share of the stated capital reduction based on the number of shares held.

On May 10, 2019, the Board of Directors of the Company approved a resolution authorizing a $160,694 dividend ($4.08 per common share) to the common shareholders. Shareholders of the Company as at May 10, 2019 were paid their pro rata share of the dividend based on the number of shares held.

Share-based compensation

The Company has entered into arrangements to provide share-based compensation to select executives. The Company also entered into an arrangement to provide share-based compensation to a former director.

The most significant arrangements provide for certain executives of the Company to receive a number of shares based on a monetary value determined at a future date based on the payment of dividends (other than

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

recurring dividends) or certain future liquidity events, provided the executive is employed by the Company or within six months of the date of the liquidity events if terminated without just cause. Potential liquidity events involve the sale of the common shares of the Company by the existing shareholders. The monetary value is determined based on the price of the common shares and the number of common shares sold at the future event.

a)

The number of potential shares issuable under the share-based payment arrangements as at September 30, 2019 is 2,193,261 (December 31, 2018 – 2,323,139) if all of the common shares held by existing shareholders of the Company are sold.

The award under the arrangement is considered to be granted and the weighted average fair value of the award is $10.58 per share as at September 30, 2019 (December 31, 2018 – $10.49). The fair value was based on the Company’s estimate of the fair value of its common shares at the award date based on the most recent share issuance. The Company has estimated the number of shares expected to vest based on its estimate of the most likely possible outcome of a sale of some or all common shares by the existing shareholders of the Company and the possible service periods of the executives. The number of shares expected to vest as at September 30, 2019 is 1,615,841 (December 31, 2018 – 1,934,688).

The length of the vesting period depends on various events and the Company has estimated the expected vesting period based on the most likely outcome of the performance condition. The Company revises its estimate of the length of the vesting period, if necessary, if subsequent information indicates that the period has changed.

b)	During the nine months ended September 30, 2018, the Company issued 8,946 common shares with an aggregate value of $101 to a director for services rendered.

c)

As a result of the return of the $128,746 capital reduction on March 12, 2018, certain executives of the Company became entitled to share-based compensation of $8,718. The payment of these amounts was made in cash.

d)

As a result of the return of the $7,500 capital reduction on October 25, 2018, certain executives of the Company became entitled to share-based compensation of $505. The payment of these amounts was made in cash.

e)

As a result of the return of the $235 capital reduction on December 20, 2018, certain executives of the Company became entitled to share-based compensation of $16. The payment of these amounts was made in cash.

f)

As a result of the return of the $9,300 capital reduction on March 22, 2019, certain executives of the Company became entitled to share-based compensation of $617. The payment of these amounts was made in cash.

g)	On April 26, 2019, the Company paid $1,200 to a former director in connection with a share-based payment arrangement.

h)

As a result of the $160,694 dividend paid by the Company on May 10, 2019, certain executives of the Company became entitled to share-based compensation of $11,674. The payment of these amounts was made in cash.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

As a result of the history of the Board of Directors approving payment of share-based compensation related to the return of the capital reduction to the common shareholders in cash, a portion of share-based compensation is now considered cash settled.

	Nine months ended September 30,
	2019 $	2018 $
Cash settled share-based compensation	13,491	10,207
Change in fair value of share-based compensation	(2,224)	3,547
Shares issued for services rendered	—	101
Settlement of share-based compensation in accounts payable and accrued liabilities	—	(5,686)
Share-based compensation accrued in accounts payable and accrued liabilities	—	272

Share-based compensation expense	11,267	8,441

12	Other expenses

	Three months ended September 30,		Nine months ended September 30,
	2019 $	2018 $	2019 $	2018 $
Transaction costs	(289)	4,244	5,535	16,283
Site pre-opening costs	726	(430)	2,573	1,378
Business acquisition costs	19	1,820	735	2,312
Other	493	322	2,018	1,500
Restructuring costs	(439)	91	9,723	4,449

	510	6,047	20,584	25,922

Transaction costs comprise non-recurring costs associated with the Company’s prospectus, registration statements, and other financing fees. Restructuring costs comprise non-recurring severance costs associated with the Company’s restructuring in Ontario. There was $nil accrued at December 31, 2018. During the nine months ended September 30, 2019, $9,723 of restructuring costs were expensed, of which $900 remained payable at September 30, 2019. This balance is expected to be paid within a year of the balance sheet date.

13	Interest expense

	Three months ended September 30,		Nine months ended September 30,
	2019 $	2018 $	2019 $	2018 $
Interest on debt	19,489	13,131	52,030	39,613
Interest on lease liabilities	11,824	—	35,003	—
Amortization of deferred transaction costs and premium on long-term debt	3,162	773	6,030	2,196

	34,475	13,904	93,063	41,809

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

14	Financial instruments

Financial risk management

The Company’s activities expose it to a variety of financial risks, which include credit risk, liquidity risk, interest rate risk and foreign exchange rate risk. The Company’s risk management activities are designed to mitigate possible adverse effects on the Company’s performance. Risk management activities are managed by the finance and accounting department.

The Company’s significant financial instruments and the types of risks to which their carrying values are exposed are as follows:

Risks
Market risk
	Credit	Liquidity	Interest rate	Foreign exchange rate
Cash and cash equivalents	X		X
Amounts receivable	X
Derivative financial assets (other assets)	X		X	X
Gaming revenue payable to BCLC, AGLC and OLG		X
Accounts payable and accrued liabilities		X		X
Deferred consideration payable		X
Debt		X	X	X

Credit risk

Credit risk is the risk that a party to one of the Company’s financial instruments will cause a financial loss to the Company by failing to discharge an obligation. The carrying values of the Company’s financial assets represent the maximum exposure to credit risk and are as follows:

	September 30, 2019 $	December 31, 2018 $
Cash and cash equivalents	114,727	176,024
Amounts receivable	41,502	48,522
Contract assets	1,972	—

	158,201	224,546

Cash and cash equivalents: Credit risk associated with these assets is minimized by ensuring that cash and cash equivalents are held by high-quality financial institutions.

Amounts receivable: Credit risk associated with these balances is minimized due to the nature of the Company’s business. The majority of the balances are due from the federal government for sales tax rebates and from provincial gaming corporations.

The impairment requirements of IFRS 9, Financial Instruments, use forward-looking information to recognize expected credit losses — the ECL model. The Company applies the IFRS 9 simplified approach in determining the credit risks of financial instruments and accounting for the amounts receivable and contract assets. The ECL model is applied at each balance sheet date to the Company’s amounts receivable and contract assets.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The ECL model did not have significant impact on the Company’s amounts receivable as the majority of the balances are due from the federal government and provincial gaming corporations and contract assets are due from the OLG.

Included in the Company’s amounts receivable is a markers receivable balance from gaming patrons. The Company continuously monitors the credit quality of customers based on a credit rating analysis. Where available, external credit ratings and/or reports on customers are obtained and used. The Company’s policy is to deal only with creditworthy counterparties. The credit terms range between two and 30 days. The credit terms for customers as negotiated with customers are subject to an internal approval process which considers the credit rating analysis. The ongoing credit risk is managed through regular review of ageing analysis, together with credit limits per customer.

The Company applies the IFRS 9 simplified model of recognizing lifetime expected credit losses for all markers receivable as these items do not have a significant financing component.

In measuring the expected credit losses, the markers receivable have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the collections portfolio status of customers.

The expected loss rates are based on the payment profile for credit extended over the past 15 months before September 30, 2019 as well as the corresponding historical credit losses during that period. The historical rates are adjusted to reflect current and forward-looking macroeconomic factors affecting the customer’s ability to settle the amount outstanding.

Markers receivable are written off (i.e. derecognized) when there is no reasonable expectation of recovery. Failure to make payments within 365 days from the marker issuance date and failure to engage with the Company on alternative payment arrangements, among other factors, are considered indicators of no reasonable expectation of recovery.

As at September 30, 2019, the Company had a gross markers receivable balance of $3,613 (December 31, 2018 – $3,890) and a provision for bad debts of $2,773 (December 31, 2018 – $3,039) and no amounts receivable were past due or impaired.

Contract assets

The balance represents the variable consideration of the Company’s revenue from the OLG. The performance obligation is satisfied over each operating year and revenue is recognized over time by measuring the progress towards achieving the predetermined threshold.

Below is a summary of contract assets from contracts with customers and the significant changes in those balances during the nine months ended September 30, 2019 and 2018.

	2019 $	2018 $
Beginning balance	—	—
Additions	21,060	17,911
Amortization of contract assets to amounts receivable	(19,088)	(11,850)

Ending balance	1,972	6,061

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivery of cash or another financial asset. The Company settles its financial obligations out of cash and cash equivalents. The ability to do this relies on the Company generating sufficient revenue, collecting amounts receivable in a timely manner, and maintaining sufficient cash and cash equivalents for anticipated needs.

The contractual maturity of the Company’s financial liabilities including estimated interest based on the total leverage ratio requirements under the terms of the 2018 Senior Secured Credit Facility agreement and excluding Excess Cash Payments for fiscal years ending December 31, 2019 and onwards (note 10) and lease liability including interest on an undiscounted basis is as follows:

	Expected payments by period as at September 30, 2019
	Expected within 1 year $	2 - 3 years $	4 - 5 years $	More than 5 years $	Total $
Gaming revenue payable to BCLC and OLG	4,345	—	—	—	4,345
Accounts payable and accrued liabilities	99,373	—	—	—	99,373
Deferred consideration payable	2,150	—	—	—	2,150
Debt	291,590	115,980	968,315	—	1,375,885
Lease liability	73,967	138,840	134,150	1,022,201	1,369,158

	471,425	254,820	1,102,465	1,022,201	2,850,911

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in interest rates and/or foreign currency exchange rates or other price risk.

a)	Interest rate risk

Interest rate risk is the risk that the fair value or cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s variable rate long-term debt is subject to significant cash flow interest rate risk.

If interest rates on the Company’s variable rate long-term debt had been 1% higher or 1% lower, with all other variables held constant, the effect on the Company’s interest expense for the nine months ended September 30, 2019 would have been $4,393 (December 31, 2018 – $5,220) higher or lower, respectively.

b)	Foreign exchange rate risk

Foreign exchange rate risk is the risk that the fair value or cash flows of a financial instrument will fluctuate due to changes in foreign exchange rates.

The Company has cash and cash equivalents denominated in US dollars. As at September 30, 2019, US dollar denominated cash and cash equivalents totalled US$1,987 (December 31, 2018 – US$3,517).

The Company periodically has accounts payable and accrued liabilities denominated in US dollars. As at September 30, 2019, US dollar denominated accounts payable and accrued liabilities totalled US$8,388 (December 31, 2018 – US$13,573).

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Management has entered into CCIRS contracts which cover approximately 75% of the US$690,600 principal value of the US dollar denominated debt at a fixed US dollar to Canadian dollar foreign exchange rate of 1.3168. For additional details on the CCIRS contracts, refer to note 10.

Management has entered into a forward contract that covers 100% of the US$135,000 principal value of the US dollar denominated Bridge Loan at a fixed US dollar to Canadian dollar foreign exchange rate of 1.3500. For additional details on the forward contract, refer to note 10.

If the period-end foreign exchange rate had been 10% higher or 10% lower, with all other variables held constant, the effect on the Company’s foreign exchange as at September 30, 2019 would have been $106,386 (December 31, 2018 – $98,701) higher or lower, respectively.

Fair values of financial instruments

Financial assets and liabilities accounted for or disclosed at fair value on a recurring basis are classified within a fair value hierarchy that reflects the significance of the inputs used in determining fair value. There are three levels of the fair value hierarchy.

Level 1—Quoted prices in active markets for identical assets

Instruments that have unadjusted quoted prices available in an active market for identical assets or liabilities.

Level 2—Significant other observable inputs

Instruments that do not have quoted prices in active markets but for which market observable inputs are used as the inputs in the determination of fair value.

Level 3—Unobservable inputs

Instruments that have a significant input into the fair value measurement that is derived from management’s best estimates and market observable information is not available for such input.

The Company’s only financial instruments accounted for at fair value subsequent to initial recognition are the embedded derivatives and CCIRS contracts, which are classified as held-for-trading.

The Company’s other financial instruments are measured at amortized cost. The Company provides fair value disclosures for financial instruments measured at amortized cost. The carrying values of cash and cash equivalents, amounts receivable, gaming revenue payable to BCLC, AGLC and OLG, and accounts payable and accrued liabilities approximate their fair values because of the short-term nature of these instruments.

The fair value disclosures involve the use of fair value measurements. These fair value disclosure measurements are categorized as follows in the fair value hierarchy:

		September 30, 2019		December 31, 2018
	Fair value hierarchy	Carrying amount $	Fair value $	Carrying amount $	Fair value $
Financial instruments
Derivative financial instruments (other assets)	Level 3	12,088	12,088	34,246	34,246
Deferred consideration payable	Level 3	2,150	2,150	400	400
Debt	Level 3	1,114,801	1,135,721	940,077	915,464

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Term Loan B was fair valued using an effective rate as at September 30, 2019 of 4.62% (December 31, 2018 – 6.98%). The 8.25% Notes were fair valued using an effective rate of 6.48% (December 31, 2018 – 7.56%). The Revolving Credit Facility had a carrying amount and fair value of $31,000 (December 31, 2018 – $nil). The fair value of the Bridge Loan approximated carrying value due to the short term of the maturity period.

The fair value of the Company’s 8.25% Notes has two components of value: a conventional Note obligation and a prepayment option that allows the Company in certain circumstances to prepay the 8.25% Notes. The prepayment option is exercisable through payment of a prepayment penalty. The Company has determined that the prepayment option is an embedded derivative. Accordingly, on initial recognition of the obligations on issuance of the 8.25% Notes, a prepayment option asset was recorded. The 8.25% Notes and embedded derivative have been separately valued.

On initial recognition, the estimated future cash flows of long-term debt were discounted using a discount rate derived from an appropriate risk-free interest rate yield curve commensurate with the timing of the contractual maturity of the future cash flows. A credit spread was added to the risk-free rate to derive the total rate. As the Company does not have a market observable credit spread, the Company obtained a range of potential credit spreads available from market observable information on entities with a comparable credit risk and debt maturity to the Company. In determining the appropriate credit spread input to the discounted cash flow model at the reporting date, the Company selected its best estimate of the credit spread that was within the Company’s estimate of a reasonably possible range of credit spreads based upon observable market information. The Company used a consistent valuation method and related valuation model as at September 30, 2019 and December 31, 2018 to provide fair value disclosure of long-term debt.

The embedded prepayment options that have been separated from the 8.25% Notes are valued using the Hull-White one factor model as implemented in the FINCAD callable bond function, for which the key inputs at September 30, 2019 are the mean-reversion constant of 9.29% (December 31, 2018 – 24.69%) and interest rate volatility of 0.90% (December 31, 2018 – 1.64%). The embedded prepayment options are subsequently measured at fair value through profit or loss (“FVTPL”). The embedded derivative financial instrument is measured on a recurring basis and the fair value measurement is categorized in Level 3 of the fair value hierarchy.

The CCIRS derivatives are valued using a discounted cash flow model as implemented in the Bloomberg Swap Manager for which the key inputs are the terms of the CCIRS contracts and market data as at September 30, 2019. The CCIRS derivatives are subsequently measured at FVTPL. The CCIRS derivative financial instruments are measured on a recurring basis and the fair value measurement is categorized in Level 3 of the fair value hierarchy.

The forward contract is valued as a flexible forward using the Bloomberg Option Foreign Exchange/Commodity Valuation Function for which the key inputs are the terms of the forward contracts and market data as at September 30, 2019. The forward contract is subsequently measured at FVTPL. The forward contract financial instrument is measured on a recurring basis and the fair value measurement is categorized in Level 3 of the fair value hierarchy.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Movement in the value of derivative financial instruments is as follows:

	September 30, 2019 $	December 31, 2018 $
Opening balance—embedded derivative	5,520	10,795
Change in fair value of embedded derivative related to the 8.25% Notes	3,768	(5,275)

Closing balance—embedded derivative	9,288	5,520

Opening balance—CCIRS derivatives	28,726	(27,765)
Inception fair value of CCIRS derivatives	—	(440)
Change in fair value of CCIRS derivatives	(25,926)	56,931

Closing balance—CCIRS derivatives	2,800	28,726

Opening balance—forward contract derivative	—	—
Change in fair value of forward contract derivative	3,497	—

Closing balance—forward contract derivative	3,497	—

The change in CCIRS derivatives in the above table does not include the settlement amounts of the CCIRS derivatives.

15	Capital management

The Company’s capital structure comprises deficiency, long-term debt and outstanding letters of credit.

The Company’s objective when managing capital is to safeguard its ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital.

The Company’s strategy is to ensure it remains compliant with all of its existing debt covenants, so as to ensure continuous access to debt capital markets. Management reviews results and forecasts regularly to monitor the Company’s compliance.

The Amended and Restated Credit Agreement for Term Loan B and the Revolving Credit Facility (note 10) requires compliance with the following financial performance covenants: total net leverage ratio and first lien net intensive ratio as defined in the credit agreement. The Company is in compliance with the financial covenants as at September 30, 2019.

The lease agreements for Grand Villa Burnaby, Cascades Langley, and Starlight New Westminster require compliance with the following financial performance covenant: total net leverage ratio as defined in the lease agreements. The Company is in compliance with the financial covenants at September 30, 2019.

Under the terms of the Amended and Restated Credit Agreement relating to its Term Loan and Revolving Credit Facilities, the Company is permitted to remedy non-compliance with debt covenants by completing an equity cure by issuing common shares of the Company and repaying the Term Loan with the proceeds from the share issuance. Equity cures are available to the Company five times during the term of the agreement.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

16	Commitments and contingencies

The Company has covenanted to the OLG that the OLG shall realize gaming revenue in each year that is equal to or greater than an agreed upon threshold in respect of each operating year, or to otherwise pay to the OLG the amount by which the gaming revenue realized in a year is less than the applicable threshold in respect of such year (each such payment, a “Threshold Top-Up Amount”). Based on the Ontario operating results, the likelihood that the Company will fail to generate sufficient gaming revenue for the OLG for any year is expected to be remote, and as such, no provision has been made for Threshold Top-Up Amounts.

On February 14, 2018, the Company signed the OSAs with the BCLC in relation to all its British Columbia casino and community gaming centre operations, effective April 1, 2018. The OSAs have a 20-year term with an option to extend for an additional five years. All the Company’s British Columbia casino and community gaming centre operations will be entitled to payments from the BCLC for both eligible gaming and other eligible capital expenditures at a rate of 5% of Net Win through the Minimum Investment Requirement (“MIR”) program, replacing the BCLC’s FDC and AFDC program, as long as the Company fulfills the required MIR spend amount over the 20-year term. The minimum investment that the Company is required to make over the 20-year term of the OSAs is approximately $730 million which can be reduced by up to $223 million, of which $201 million is the carryforward balance under the FDC and AFDC program.

As at September 30, 2019, the Company committed to a security deposit in relation to the sale and leaseback properties of $10,000 to be paid over 36 months effective April 1, 2018. In the event of the properties sold as part of the Sale and Leaseback Transactions being expropriated, the rental payments owing by the Company to the landlord will continue as a contractual obligation for the remainder of the lease term (note 6(b)).

As at September 30, 2019, the Company has committed to purchase orders in relation to the acquisition of slot machines of $3,173 (December 31, 2018 – US$1,689).

As at September 30, 2019, the Company has committed to purchase orders or agreements in relation to the development and/or renovation of certain casinos and community gaming centres of $67,634 (December 31, 2018 – $90,945).

As at September 30, 2019, the Company has committed to purchase orders in relation to the implementation of the gaming management system of $3,203 (December 31, 2018 – $10,183).

Additionally, as at September 30, 2019, the Company has the following commitments as follows:

	Expected payments by period as at September 30, 2019
	Expected within 1 year $	2 -3 years $	4 - 5 years $	More than 5 years $	Total $
Short-term and low value leases	1,409	—	—	—	1,409
Other	889	2,222	1,852	—	4,963

	2,298	2,222	1,852	—	6,372

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

Contingencies

Various claims and litigation arise in the course of the Company’s business. The Company believes it has accounted for sufficient provisions in relation to such claims and litigation, and remaining contingencies should not have a material effect on the financial position or operating results of the Company.

17	Changes in non-cash working capital items

	Nine months ended September 30,
	2019 $	2018 $
Amounts receivable	6,846	(4,452)
Contract assets	(1,972)	(6,061)
Inventory	443	345
Prepaid expenses and deposits	(3,884)	(7,443)
Gaming revenue payable to BCLC, AGLC and OLG	(1,593)	(335)
Accounts payable and accrued liabilities	11,127	10,582
Deferred revenue	2,872	2,097

	13,839	(5,267)

18	Related party transactions

During the nine months ended September 30, 2019, shareholders of Company provided consulting and advisory services without charge.

On June 29, 2018, the Company entered into a share purchase agreement with Natural Market Restaurants Corp (“NMRC”) to acquire all of the shares of NMRC’s wholly owned subsidiary, 1998720 Ontario Inc. (formerly 7562578 Canada Inc. (“POM”), for a purchase price of $16,295. Catalyst II, Catalyst II-P and Catalyst III (“Catalyst Entities”) own and control NMRC. The closing of the POM acquisition occurred on July 13, 2018 (“Closing Date”). The purchase price payable by the Company was satisfied by way of a $14,711 deposit paid by the Company to the Catalyst Entities, with a holdback of $1,584 released 12 months following the Closing Date, assuming all conditions of release are met (released in July 2019). The acquisition of POM is intended to allow the Company to utilize POM’s non-capital losses of $213,000, which may be applied against taxable income of the Company for the fiscal year beginning January 1, 2019.

Compensation of key management

Key management includes the Company’s Board of Directors and executive officers. Compensation awarded to key management is as follows:

	September 30, 2019 $	September 30, 2018 $
Salaries and other benefits	3,523	2,721
Share-based compensation	10,067	8,441

	13,590	11,162

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

19	Discontinued operations

As at September 30, 2019, the Company made a formal decision to sell Grand Villa Casino Edmonton, Starlight Casino Edmonton, and the regional corporate office in Edmonton (collectively, the “Edmonton Region”). This plan is the result of management’s strategic shift to focus on the growth of its properties in BC and Ontario.

The Edmonton Region represents a separate major geographical area of operations that the Company expects it will no longer control after the sale is completed. The Company expects to complete the sale within one year. As a result, the revenue, expenses, and cash flows related to the Edmonton Region have been presented in these condensed consolidated interim financial statements as discontinued operations on a retroactive basis. As at September 30, 2019, certain assets and liabilities of the Edmonton Region have been reclassified to assets and liabilities of discontinued operations held for sale.

The net loss from discontinued operations related to the Edmonton Region is as follows:

	Three months ended September 30,		Nine months ended September 30,
	2019 $	2018 $	2019 $	2018 $
Revenue
Gaming	5,694	5,723	16,177	14,879
Food and beverage	2,715	2,362	9,086	6,815
Automated teller machines	276	261	871	765
Other	37	195	121	461

	8,722	8,541	26,255	22,920

Expenses
Human resources	5,932	6,490	19,593	17,825
Operating	1,051	955	3,036	2,877
Marketing and promotion	1,088	986	3,125	2,568
Occupancy	587	2,649	1,921	6,953
Cost of food and beverage	1,503	1,082	4,631	2,860
Amortization of intangible assets	180	236	644	700
Depreciation of property and equipment and right-of-use assets	2,172	880	7,761	2,378
Writedown of non-financial assets (notes 6, 7, and 8)	19,900	—	63,600	—
Other	312	741	421	2,326

	32,725	14,019	104,732	38,487

Loss before other expenses (income) and income taxes	(24,003)	(5,478)	(78,477)	(15,567)

Other expenses (income)
Interest expense	1,406	—	4,205	—
Interest income	(9)	(11)	(33)	(25)

	1,397	(11)	4,172	(25)

Net loss from discontinued operations, net of tax	(25,400)	(5,467)	(82,649)	(15,542)

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The Edmonton Region’s assets and liabilities of discontinued operations held for sale are as follows:

September 30, 2019 $
Cash and cash equivalents	6,616
Amounts receivable	268
Inventory	833
Prepaid expenses and deposits	393
Property and equipment	45,661
Right-of-use assets	23,105
Intangible assets	5,298

Assets of discontinued operations held for sale	82,174

Gaming revenue payable to AGLC	1,079
Accounts payable and accrued liabilities	3,958
Lease liability	77,358

Liabilities of discontinued operations held for sale	82,395

20	Segmented information

The Company has seven reporting segments: Grand Villa Burnaby, Cascades Langley, Starlight New Westminster, Thompson-Okanagan, Community Gaming Centres, Ontario, and Corporate. Although Corporate did not meet the quantitative thresholds required by IFRS 8, Operating Segments, for reportable segments, management concluded that this segment should be reported, as it is closely monitored by the chief operating decision maker. All business of the Company is conducted in Canada.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

As at September 30, 2019, the Edmonton reporting segment has been reclassified to discontinued operations (note 19).

	Nine months ended September 30, 2019 $	Nine months ended September 30, 2018 $
Gaming
Grand Villa Burnaby	66,619	66,493
Cascades Langley	37,822	37,120
Starlight New Westminster	33,241	33,607
Thompson-Okanagan	31,552	26,470
Community Gaming Centres	24,362	17,898
Ontario	295,755	203,153

	489,351	384,741

Food and beverage
Grand Villa Burnaby	13,692	12,443
Cascades Langley	8,370	7,555
Starlight New Westminster	5,106	5,314
Thompson-Okanagan	9,237	7,490
Community Gaming Centres	7,854	4,359
Ontario	18,829	8,267

	63,088	45,428

Hotel
Grand Villa Burnaby	9,316	8,948
Cascades Langley	2,119	1,585
Ontario	3,524	1,670

	14,959	12,203

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

	Nine months ended September 30, 2019 $	Nine months ended September 30, 2018 $
Automated teller machines
Grand Villa Burnaby	1,560	1,535
Cascades Langley	1,362	1,356
Starlight New Westminster	1,008	1,032
Thompson-Okanagan	1,439	1,185
Community Gaming Centres	1,403	955
Ontario	9,833	6,271

	16,605	12,334

Other
Grand Villa Burnaby	1,171	1,081
Cascades Langley	963	872
Starlight New Westminster	661	671
Thompson-Okanagan	438	316
Community Gaming Centres	552	526
Ontario	8,587	3,179
Corporate	15	6

	12,387	6,651

Segment revenue
Grand Villa Burnaby	92,358	90,500
Cascades Langley	50,636	48,488
Starlight New Westminster	40,016	40,624
Thompson-Okanagan	42,666	35,461
Community Gaming Centres	34,171	23,738
Ontario	336,528	222,540
Corporate	15	6

	596,390	461,357

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

	Nine months ended September 30, 2019 $	Nine months ended September 30, 2018 $
Segment earnings before depreciation, amortization, share-based compensation and other expenses
Grand Villa Burnaby	40,342	30,557
Cascades Langley	24,805	18,444
Starlight New Westminster	13,531	10,556
Thompson-Okanagan	12,777	5,757
Community Gaming Centres	15,494	9,916
Ontario	109,741	75,489
Corporate	(28,839)	(24,307)

	187,851	126,412
Amortization of intangible assets	10,227	20,251
Depreciation of property and equipment and right-of-use assets	76,961	29,181
Other expenses	20,584	25,922
Share-based compensation	11,267	8,441

Income before other expenses (income) and income taxes	68,812	42,617

Other expenses (income)
Interest expense	93,063	41,809
Interest income	(950)	(120)
Change in fair value of embedded derivative	(3,768)	(4,110)
Change in fair value of cross currency interest rate swaps	25,803	(21,891)
Loss on debt extinguishment	—	15,124
Loss on debt modification	—	6,264
Loss (gain) on sale of property and equipment	438	(192,373)
Foreign exchange (gain) loss	(31,057)	25,480

	83,529	(129,817)

(Loss) income before income taxes from continuing operations	(14,717)	172,434

Income tax expense
Current	(2,608)	(1,321)
Deferred	833	661

Net (loss) income from continuing operations	(16,492)	171,774
Net loss from discontinued operations	(82,649)	(15,542)

(Loss) income and comprehensive (loss) income for the period	(99,141)	156,232

21	Subsequent events

a)

On October 22, 2019, the Company refinanced the Bridge Loan with US$150,000 of term loans under a new term loan facility (the “Term Loan Facility”). The Term Loan Facility matures on April 22, 2022. The Company is required to repay US$15,000, US$15,000, and US$18,750 on December 31, 2020, June 30, 2021, and December 31, 2021, respectively.

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

The Term Loan Facility bears interest on the unpaid principal amount at rates that range from 10.00% to 15.00% based on the number of days the Term Loan Facility is outstanding. If the Company pays interest in kind, the interest rates range from 12.00% to 17.00% based on the number of days the Term Loan Facility is outstanding. The interest shall be payable, at the Company’s option, in cash or in kind by adding such interest to the unpaid principal amount of the Term Loan Facility.

The Term Loan Facility is hedged by a forward contract that covers 90% of the US$150,000 principal balance. The forward contract: (i) may be settled at any time before May 8, 2020; and (ii) is fixed at an US dollar foreign exchange rate of 1.3500. See note 10(f).

b)

On December 27, 2019, the Company entered into a definitive agreement for a business combination with Leisure Acquisition Corp. (“Leisure”) whereby Leisure will merge into a wholly-owned subsidiary of the Company (the “Transaction”).

In connection with the Transaction, and following a recapitalization of the Company, the outstanding shares of Leisure will be converted into the right to receive shares of the Company at an exchange rate of one-to-one. All outstanding public warrants to purchase Leisure shares will be converted automatically into warrants to purchase shares of the Company at an exercise price of US$11.50 per share. The Company will file a registration statement to become a publicly traded company with its shares expected to be listed on the NYSE under the ticker “GTWY.”

Post-Transaction, the Company’s sources of available cash are expected to be comprised of: (i) cash released from Leisure’s trust account (such amount being subject to any redemptions by Leisure shareholders in connection with the Transaction), (ii) proceeds from a private placement whereby HG Vora has agreed to purchase 3,000,000 units (each unit comprised of one share of the Company and one-half warrant of the Company) of the Company for US$10.00 per unit and (iii) any excess cash on the respective balance sheets of Leisure and the Company at the closing date.

Such available cash is expected to be used to: (i) pay transaction fees and expenses, (ii) repay a portion of the Company’s debt, (iii) fund any cash consideration to the existing shareholders of the Company, and (iv) for general corporate purposes of the combined company.

Insiders of Leisure (the “Sponsors”) and HG Vora have agreed with respect to any private placement warrants purchased by the Sponsors (or their designees) and HG Vora at the time of Leisure’s initial public offering (the “Sponsor Warrants”) to amend the terms of the Sponsor Warrants such that the Sponsor Warrants will be comprised of: (a) 2,775,000 warrants with a strike price of US$11.50 which will be exercisable for five years from the closing date of the Transaction, (b) 2,775,000 warrants with a strike price of US$12.50 which will be exercisable for five years from the closing date of the Transaction and (c) 2,775,000 warrants with a strike price of US$15.00 which will be exercisable for seven years from the closing date of the Transaction.

Existing shareholders of the Company are expected to remain, altogether, the largest shareholders of the Company. In addition to the upfront consideration, the existing shareholders of the Company will have the ability to receive an earn-out payment of up to 4,743,833 common shares of the Company to be delivered in the form of warrants, subject to vesting conditions (as described below), with a nominal strike price. Warrants for 1,897,533 common shares will become exercisable if, after the closing date of the Transaction, the last reported sales price of the Company’s common stock equals or exceeds US$12.50 per share for any 20 trading days within a 30 trading-day period commencing at least 150 days after the closing date of the Transaction through and including the second anniversary of the

GTWY Holdings Limited

Notes to Condensed Consolidated Interim Financial Statements

(Unaudited)

September 30, 2019

(expressed in thousands of Canadian dollars)

closing date of the Transaction. Warrants for 2,846,300 additional common shares will become exercisable if, after the closing date of the Transaction, the last reported sales price of the Company’s common stock equals or exceeds US$15.00 per share for any 20 trading days within a 30 trading-day period commencing at least 150 days after the closing date of the Transaction through and including the third anniversary of the closing date of the Transaction.

Furthermore, the existing shareholders of the Company will receive newly-issued warrants in the following tranches: (i) 6,325,110 warrants with a strike price of US$11.50 which will be exercisable for five years from the closing date of the Transaction, (ii) 6,325,111 warrants with a strike price of US$12.50 which will be exercisable for five years from the closing date of the Transaction and (iii) 6,325,111 warrants with a strike price of US$15.00 which will be exercisable for seven years from the closing date of the Transaction.

The Company will also issue 1,280,835 options to certain members of management in the same proportion and equivalent term and conditions as the earn-out payment and the warrants being issued to existing shareholders of the Company.

The Transaction is expected to close in the second quarter of 2020, subject to required approvals and other customary closing conditions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
GTWY Holdings Limited

Opinion on the financial statements

We have audited the accompanying consolidated balance sheets of GTWY Holdings Limited and subsidiaries (the “Company”) as of December 31, 2018 and 2017, the related consolidated statements of operations and comprehensive income (loss), changes in deficiency, and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Basis for opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2018.

Minneapolis, Minnesota

January 6, 2020

GTWY Holdings Limited

Consolidated Balance Sheet

As at December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	2018 $	2017 $
Assets
Current assets
Cash and cash equivalents (note 7)	176,024	97,385
Amounts receivable (note 8)	48,522	39,838
Inventory (note 9)	5,331	3,300
Prepaid expenses and deposits	8,376	3,455
Assets held for sale (note 10)	—	299,626
Other current assets (note 14)	6,115	—

	244,368	443,604

Non-current assets
Property and equipment (note 10)	465,357	334,038
Intangible assets (note 11)	232,387	236,226
Goodwill (note 12)	8,505	8,505
Other assets (note 14)	29,894	12,839
Long-term deposits	4,575	1,158

Total assets	985,086	1,036,370

Liabilities

Current liabilities
Gaming revenue payable to BCLC, AGLC and OLG	7,052	13,900
Accounts payable and accrued liabilities (note 13)	96,672	96,306
Current portion of long-term debt (note 14)	10,904	53,096
Current portion of deferred consideration payable	400	1,200
Deferred revenue	2,589	1,726
Other current liabilities (note 14)	402	72

	118,019	166,300

Non-current liabilities
Other liabilities (note 14)	830	28,443
Deferred consideration payable	—	400
Deferred rent	14,564	5,263
Long-term debt (note 14)	929,173	881,291
Deferred income taxes (note 16)	12,449	14,826

Total liabilities	1,075,035	1,096,523

Deficiency
Share capital (note 15)	19,205	155,585
Contributed surplus (note 15)	13,304	9,402
Deficit	(124,494)	(227,244)

Total deficiency attributable to shareholders	(91,985)	(62,257)
Non-controlling interest	2,036	2,104

Total deficiency	(89,949)	(60,153)

Total liabilities and deficiency	985,086	1,036,370

Commitments and contingencies (notes 16 and 21)
Subsequent events (notes 1, 26 and 28)

Approved by the Board of Directors

/s/ Gabriel de Alba	Director	/s/ Tony Santo	Director

The accompanying notes are an integral part of these consolidated financial statements.

GTWY Holdings Limited

Consolidated Statement of Operations and Comprehensive Income (Loss)

For the years ended December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	2018 $	2017 $
Revenue
Gaming	546,130	362,234
Food and beverage	64,989	56,847
Hotel	16,759	13,501
Automated teller machines	16,784	9,952
Other	12,339	5,249

	657,001	447,783

Expenses (note 23)
Human resources	264,618	182,562
Operating	70,633	40,918
Marketing and promotion	36,097	19,396
Occupancy	84,354	28,641
Cost of food and beverage	38,761	27,804
Amortization of intangible assets	25,144	51,739
Depreciation of property and equipment	41,980	40,388
Writedown of non-financial assets (notes 10 and 11)	4,498	988
Other (note 17)	34,782	15,177
Share-based compensation (note 15)	9,029	19,631

	609,896	427,244

Income before other expenses (income) and income taxes	47,105	20,539

Other expenses (income)
Interest expense (note 18)	57,221	59,579
Interest income	(333)	(679)
Change in fair value of embedded derivative (note 19)	5,275	(9,280)
Change in fair value of cross currency interest rate swaps (note 19)	(58,531)	31,991
Loss on debt extinguishment (note 14)	15,124	16,135
Loss on debt modification (note 14)	6,264	—
Gain on sale of property and equipment	(192,545)	(31)
Foreign exchange loss (gain)	74,387	(49,034)

	(93,138)	48,681

Income (loss) before income taxes	140,243	(28,142)

Income tax (expense) recovery (note 16)
Current	(1,898)	(1,780)
Deferred	2,377	2,147

Net income tax recovery	479	367

Net income (loss) from continuing operations	140,722	(27,775)
Net loss from discontinued operations, net of tax (note 26)	(21,667)	(37,299)

Income (loss) and comprehensive income (loss) for the year	119,055	(65,074)

Income (loss) and comprehensive income (loss) for the year attributable to
Shareholders of the Company	119,045	(65,084)
Non-controlling interest	10	10

	119,055	(65,074)

Earnings (loss) per share (expressed in $ per share)
Basic and diluted from continuing operations	3.57	(0.71)
Basic and diluted from discontinued operations	(0.55)	(0.94)
Basic and diluted	3.02	(1.65)
Weighted average number of shares	39,403,066	39,394,121

The accompanying notes are an integral part of these consolidated financial statements.

GTWY Holdings Limited

Consolidated Statement of Changes in Deficiency

For the years ended December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	Attributable to shareholders of the Company					Non- controlling interest $	Total $
	Share capital (note 15)		Contributed surplus $	Deficit $	Total $
	Number(1)	Amount $

Balance—December 31, 2016	39,390	347,163	7,614	(162,160)	192,617	2,171	194,788
Issuance or authorization of share capital	9	102	—	—	102	—	102
(Loss) income and comprehensive (loss) income for the year ended December 31, 2017	—	—	—	(65,084)	(65,084)	10	(65,074)
Return of capital (note 15)	—	(191,680)	—	—	(191,680)	—	(191,680)
Share-based compensation (note 15)	—	—	15,329	—	15,329	—	15,329
Settlement of share-based compensation (note 15)	—	—	(13,541)	—	(13,541)	—	(13,541)
Distributions to non-controlling interest	—	—	—	—	—	(77)	(77)

Balance—December 31, 2017	39,399	155,585	9,402	(227,244)	(62,257)	2,104	(60,153)
Issuance or authorization of share capital	9	101	—	—	101	—	101
Income and comprehensive income for the year ended December 31, 2018	—	—	—	119,045	119,045	10	119,055
Return of capital (note 15)	—	(136,481)	—	—	(136,481)	—	(136,481)
Share-based compensation (note 15)	—	—	8,941	—	8,941	—	8,941
Settlement of share-based compensation (note 15)	—	—	(5,039)	—	(5,039)	—	(5,039)
Related party transaction (note 24)	—	—	—	(16,295)	(16,295)	—	(16,295)
Distributions to non-controlling interest	—	—	—	—	—	(78)	(78)

Balance—December 31, 2018	39,408	19,205	13,304	(124,494)	(91,985)	2,036	(89,949)

(1)	presented in thousands of common shares

The accompanying notes are an integral part of these consolidated financial statements.

GTWY Holdings Limited

Consolidated Statement of Cash Flows

For the years ended December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	2018 $	2017 $
Cash generated from (used for)

Operating activities
Income (loss) for the year from continuing operations	140,722	(27,775)
Items not affecting cash
Depreciation of property and equipment	41,980	40,388
Amortization of intangible assets	25,144	51,739
Amortization of deferred transaction costs and premium on long-term debt	2,955	2,956
Change in fair value of embedded derivative	5,275	(9,280)
Change in fair value of cross currency interest rate swaps	(56,491)	27,765
Net interest expense	53,933	55,944
Loss on debt extinguishment	15,124	16,135
Writedown of non-financial assets (notes 10 and 11)	4,498	988
Share-based compensation	9,029	19,631
Gain on sale of property and equipment	(192,545)	(31)
Income tax recovery	(479)	(367)
Foreign exchange loss (gain)	60,248	(41,103)
Loss on debt modification	6,264	—
Change in deferred rent	7,209	(188)

	122,866	136,802
Changes in non-cash working capital items (note 22)	(18,039)	(5,352)
Cash settlement of share-based compensation	(10,725)	(12,055)
Bond consent fee and costs paid on return of capital to shareholders	7,592	—
Income tax paid	(3,625)	—

Cash generated from operating activities from continuing operations	98,069	119,395
Cash used for operating activities from discontinued operations	(1,531)	(13,149)

Net cash generated from operating activities	96,538	106,246

Investing activities
Gaming development costs and purchase of property and equipment	(97,566)	(46,377)
Proceeds from sale of property and equipment	496,354	7,462
Purchase of intangible assets	(12,265)	(406)
Acquisition of Ontario Central, North, and Southwest Gaming Bundles, net of cash acquired (note 3)	(59,030)	(144,703)
HST receivable resulting from acquisition of Ontario Central, North, and Southwest Gaming Bundles	(7,658)	(4,596)
Interest received	330	666
Amounts deposited with Canada Revenue Agency	(696)	—
Deposit paid to related party	(14,711)	—

Cash generated from (used for) investing activities from continuing operations	304,758	(187,954)
Cash used for investing activities from discontinued operations	(39,991)	(28,874)

Net cash generated from (used for) investing activities	264,767	(216,828)

GTWY Holdings Limited

Consolidated Statement of Cash Flows...continued

For the years ended December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	2018 $	2017 $
Financing activities
Debt financing transaction costs (note 14)	(10,660)	(27,872)
Premium paid on redemption of 8.50% Notes	—	(8,500)
Proceeds from long-term debt	569,301	949,088
Interest paid	(60,556)	(50,691)
Repayment of long-term debt	(590,400)	(511,964)
Net repayment of Revolving Credit Facility and Swingline Facility (note 14)	(45,000)	19,410
Payment of deferred consideration	(1,200)	(7,200)
Distributions to non-controlling interest	(78)	(77)
Return of capital to shareholders of the Company	(136,481)	(191,680)
Bond consent fee and costs paid on return of capital to shareholders	(7,592)	—

Cash (used for) generated from financing activities from continuing operations	(282,666)	170,514
Cash (used for) generated from financing activities from discontinued operations	—	—

Net cash used for financing activities	(282,666)	170,514

Increase in cash and cash equivalents	78,639	59,932
Cash and cash equivalents—Beginning of year	97,385	37,453

Cash and cash equivalents—End of year	176,024	97,385

The accompanying notes are an integral part of these consolidated financial statements.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

1	Formation and nature of operations

GTWY Holdings Limited (the “Company”) was incorporated on April 18, 2019 under the Canada Business Corporations Act (“CBCA”). On May 3, 2019, Gateway Casinos & Entertainment Limited’s (“GCEL”) share ownership was reorganized (the “Reorganization”). Under the Reorganization, the shareholders of GCEL exchanged their shares for shares of the Company, on the basis of one share of Company for each GCEL share, so that the former GCEL shareholders became shareholders of Company and GCEL became a wholly-owned subsidiary of Company. The Company’s executive office is located at 100-4400 Dominion Street, Burnaby, British Columbia.

The Company is controlled by The Catalyst Group Inc. (incorporated in Canada), which owns 73.61% of its shares and is the Company’s ultimate controlling party.

The Company operates gaming, entertainment, and hospitality facilities in British Columbia, Alberta and Ontario. As at December 31, 2018, the Company’s 26 gaming properties consisted of the following:

Casinos in Greater Vancouver, British Columbia

•	Grand Villa Casino Burnaby, Hotel and Convention Centre (“Grand Villa Burnaby”)

•	Starlight Casino New Westminster (“Starlight New Westminster”)

•	Cascades Casino Langley, Hotel and Convention Centre (“Cascades Langley”)

Casinos in the Thompson-Okanagan region of British Columbia

•	Cascades Casino Kamloops (“Cascades Kamloops”)

•	Lake City Casino Kelowna (“Lake City Kelowna”)

•	Cascades Casino Penticton (“Cascades Penticton”)

•	Lake City Casino Vernon (“Lake City Vernon”)

Casinos in Edmonton, Alberta

•	Grand Villa Casino Edmonton (“Grand Villa Edmonton”)

•	Starlight Casino Edmonton (“Starlight Edmonton”)

Community Gaming Centres (including bingo halls) in British Columbia

•	Chances Mission (“Mission”)

•	Chances Playtime Abbotsford (“Abbotsford”)

•	Chances Playtime Campbell River (“Campbell River”)

•	Chances Playtime Courtenay (“Courtenay”)

•	Chances Squamish (“Squamish”)

•	Playtime Gaming Victoria (“Victoria”) (bingo hall) (closed December 31, 2018)

Casinos in Ontario

•	Western Fair District (“London”)

•	Point Edward (“Point Edward”)

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

•	Woodstock (“Woodstock”)

•	Dresden (“Dresden”)

•	Clinton (“Clinton”)

•	Hanover (“Hanover”)

•	Thunder Bay (“Thunder Bay”)

•	Sault Ste. Marie (“Sault Ste. Marie”)

•	Sudbury (“Sudbury”)

•	Gateway Casinos Innisfil (“Innisfil”)

•	Casino Rama Resort (“Rama”)

The Company’s revenue is primarily earned from gaming revenues for providing operational services after deducting for the portion of gaming revenues payable to the British Columbia Lottery Corporation (“BCLC”), the Alberta Gaming and Liquor Commission (“AGLC”) and the Ontario Lottery Gaming Corporation (“OLG”), with additional revenue generated from non-gaming revenues which include associated hotels and convention centres, restaurants, bars and live entertainment venues. The BCLC, British Columbia Gaming Policy and Enforcement Branch (“GPEB”), AGLC, OLG and Alcohol and Gaming Commission of Ontario (“AGCO”) are responsible for managing and conducting or regulating gaming activities in the regions in which the Company operates. The operating agreements related to the Company’s casinos and community gaming centres provide that the applicable governing body may suspend or terminate the rights of the Company to provide services under the agreements for certain specified reasons. The future operations of the casinos and community gaming centres depend upon the continued compliance with the operating agreements.

2	Basis of presentation

The Company prepares its consolidated financial statements in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), and interpretations by the IFRS Interpretations Committee.

These consolidated financial statements were approved by the Board of Directors for issue on January 6, 2020.

3	Acquisitions

The Company accounted for the acquisitions below using the acquisition method in accordance with IFRS 3, Business Combinations, and the assets and liabilities acquired have been consolidated into these consolidated financial statements.

a)	Ontario Central Gaming Bundle

On March 15, 2018, the Company announced that it was selected as the successful proponent by the OLG to operate gaming facilities in the OLG’s Gaming Bundle 7 (Central) (“Central Gaming Bundle”). The Company signed a transition and asset purchase agreement (“TAPA”) with the OLG on March 14, 2018 and, subject to closing conditions, was committed to signing a 23-year casino operating and service agreement (“COSA”) when the acquisition closed (the “Central Acquisition”), which occurred on July 18, 2018.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

On July 18, 2018, the Company signed the 23-year COSA with the OLG. Under the Central Gaming Bundle agreements, the Company purchased the assets of the Central Gaming Bundle and entered into leases for Casino Rama Resort on Chippewas of Rama First Nation’s Lands and OLG Slots at Georgian Downs (subsequently renamed Gateway Casinos Innisfil), and has the opportunity to develop a casino in either Wasaga Beach or Collingwood. The total purchase price for such assets was $89,332 of cash consideration, including net non-cash working capital of $(3,570) comprised of amounts receivable, prepaids, inventory and accrued liabilities. The Company also incurred transaction costs of $2,244, of which $1,629 was incurred in 2018, $226 was incurred in 2017, $166 was incurred in 2016, and the remainder was incurred in previous years. In addition to the consideration paid, $7,658 was paid and was refunded to the Company through an input tax credit on October 5, 2018.

The following table summarizes the fair values of the identifiable assets acquired and liabilities assumed on July 18, 2018:

$
Cash and cash equivalents	30,302
Non-cash working capital	(3,570)
Property and equipment	48,566
Intangible assets	14,034

89,332

The fair value of the consideration is equal to $89,332.

The revenue and net income before tax of the Central Gaming Bundle from the acquisition date, July 18, 2018, to December 31, 2018 were $122,392 and $9,096, respectively.

Consolidating the Central Gaming Bundle’s statement of operations and comprehensive income from January 1, 2018 would have resulted in incremental revenue of approximately $145,229 (unaudited) and incremental net income before tax of $20,327 (unaudited).

b)	Ontario Southwest Gaming Bundle

On May 9, 2017, the Company signed a 20-year COSA with the OLG. Under the Gaming Bundle 4 (Southwest) (“Southwest Gaming Bundle”) TAPA, the Company acquired gaming assets and assumed certain liabilities of the London, Point Edward, Woodstock, Dresden, Clinton and Hanover casinos. The total purchase price for such assets was $95,424 of consideration, including net non-cash working capital of $775 comprised of prepaids, inventory and accrued liabilities. The Company also incurred transaction costs of $3,185, of which $2,219 was incurred in 2017, $600 was incurred in 2016, $193 was incurred in 2015 and the remainder was incurred in previous years. In addition to the consideration paid, $2,882 was paid and was refunded to the Company through an input tax credit on July 11, 2018.

The following table summarizes the fair values of the identifiable assets acquired and liabilities assumed on May 9, 2017:

$
Cash and cash equivalents	19,382
Non-cash working capital	775
Property and equipment	61,879
Intangible assets	13,388

95,424

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The fair value of the consideration is equal to $95,424.

The revenue and net income before tax of the Southwest Gaming Bundle from the acquisition date, May 9, 2017, to December 31, 2017 were $86,138 and $26,495, respectively.

Consolidating the Southwest Gaming Bundle’s statement of operations and comprehensive income from January 1, 2017 would have resulted in incremental revenue of approximately $45,736 (unaudited) and incremental net income before tax of $12,816 (unaudited).

c)	Ontario North Gaming Bundle

On May 30, 2017, the Company signed a 20-year COSA with the OLG. Under the Gaming Bundle 3 (North) (“North Gaming Bundle”) TAPA, the Company acquired gaming assets and assumed certain liabilities of the Thunder Bay, Sault Ste. Marie and Sudbury casinos and the approval for new casino developments in Kenora and North Bay. The purchase price for such assets was $79,349 of consideration, including net non-cash working capital of $(424) comprised of prepaids, inventory and accrued liabilities. The Company also incurred transaction costs of $3,475, of which $2,553 was incurred in 2017, $521 was incurred in 2016, $183 was incurred in 2015 and the remainder was incurred in previous years. In addition to the consideration paid, $1,714 was paid and was refunded to the Company through an input tax credit on July 11, 2018.

The following table summarizes the fair values of the identifiable assets acquired and liabilities assumed on May 30, 2017:

$
Cash and cash equivalents	10,688
Non-cash working capital	(424)
Property and equipment	55,076
Intangible assets	14,009

79,349

The fair value of the consideration is equal to $79,349.

The revenue and net income before tax of the North Gaming Bundle from the acquisition date, May 30, 2017, to December 31, 2017 were $46,584 and $8,347, respectively.

Consolidating the North Gaming Bundle’s statement of operations and comprehensive income from January 1, 2017 would have resulted in incremental revenue of approximately $31,532 (unaudited) and incremental net income before tax of $3,924 (unaudited).

4	Significant accounting policies

The significant accounting policies used in the preparation of these consolidated financial statements are as follows:

Basis of measurement

The consolidated financial statements have been prepared on an accrual basis and under the historical cost convention except for derivative instruments which are measured at fair value.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Consolidation

The Company consolidates investees when it controls the investee; that is, when it is exposed to or has rights to the variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Power often arises through voting or similar rights. Subsidiaries can also include structured entities which an entity has power over and which have been designed such that voting or similar rights are not the dominant factor in deciding which entity has control over the investee.

7588674 Canada Inc. (“7588674”) (formerly New World) met the definition of a structured entity that the Company has power over and, accordingly, it was consolidated. On October 18, 2017, the Company entered into a Share Purchase Agreement and purchased 100% of the issued and outstanding shares of 7588674. 7588674 is an inactive company with no employees. As a result, 7588674 is also controlled through voting rights by the Company and continues to be consolidated. 7588674 holds title to most of the Company’s real estate, as nominee and bare trustee for and on behalf of the Company, and owes US$230,433 to the Company, which is non-interest bearing and payable on demand and which is eliminated upon consolidation.

The Company’s other subsidiaries which are controlled through voting rights are 427967 B.C. Ltd., Newton Square Properties Ltd., Boardwalk Gaming Squamish Inc., South Surrey Projects Inc., 0998282 B.C. Ltd., Gateway Casinos & Entertainment Ontario Limited, Casino Rama Services Inc., and Playtime Gaming Group Inc. (which holds 69.3% of Abby Properties Ltd. (British Columbia)).

On June 26, 2017, South Surrey Projects Inc. was dissolved.

On July 1, 2017, the Company assigned the assets and liabilities of Newton Square Properties Ltd. to 427967 B.C. Ltd. and dissolved Newton Square Properties Ltd. 427967 B.C. Ltd., Boardwalk Gaming Squamish Inc. and 1101222 B.C. Ltd. were amalgamated into the Company.

On December 12, 2017, 1144801 B.C. Ltd., 1144803 B.C. Ltd, 1144808 B.C. Ltd. and 1144809 B.C. Ltd. were incorporated under the Business Corporations Act (British Columbia) and are inactive companies with no employees. They each hold title to the leasehold interests as nominee and bare trustee of the Fraser Highway property in Langley, Cascades Langley, Grand Villa Burnaby and Starlight New Westminster, respectively. During the year ended December 31, 2018, 1144801 B.C. Ltd. was sold as part of the sale and leaseback transaction (note 10).

On June 29, 2018, the Company acquired 7562578 Canada Inc. (“POM”). POM and its subsidiaries were amalgamated and subsequently wound up into the Company during the year ended December 31, 2018.

During the year ended December 31, 2018, 1182065 B.C. Ltd., 1182066 B.C. Ltd., 1188172 B.C. Ltd., and 1188193 B.C. Ltd. were incorporated under the Business Corporations Act (British Columbia) and are inactive companies with no employees.

Business combinations

A business combination is defined as an acquisition of assets and liabilities that constitute a business. Business combinations are accounted for using the acquisition method whereby identifiable assets acquired and liabilities assumed, including contingent liabilities, are recorded at 100% of their fair values at the acquisition date. The acquisition date is the date at which the Company obtains control over the acquiree, which is generally the date that consideration is transferred and the Company acquires the assets and assumes the liabilities of the acquiree. The Company considers all relevant facts and circumstances in

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

determining the acquisition date. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the fair values of the assets at the acquisition date transferred to the Company, and the liabilities, including contingent or deferred consideration, incurred and payable by the Company to former owners of the acquiree. Acquisition-related costs, other than costs to issue debt or equity securities of the acquirer, are expensed as incurred. The costs to issue equity securities of the Company as consideration for the acquisition are reduced from share capital as share issue costs.

Non-controlling interests are recorded at their proportionate share of the fair value of identifiable net assets acquired on initial recognition.

The excess of (i) total consideration transferred by the Company, measured at fair value, including contingent or deferred consideration, and (ii) the non-controlling interests in the acquiree, over the fair value of net assets acquired, is recorded as goodwill.

Business combination involving entities under common control

Business combinations involving entities under common control are accounted for under the predecessor value method. The assets and liabilities of the combining entities are reflected at their existing carrying values. Any difference between the consideration paid and the aggregate carrying value of the assets and liabilities as of the date of the transaction is recorded as an adjustment to equity. The profit or loss reflects the results of the combining entities for the full year, irrespective of when the combination takes place. Comparatives are presented as if the entities had been combined for all periods presented.

Site pre-opening costs

Costs incurred that are related to the opening of a new or relocated facility are expensed in the period in which they are incurred and are classified as site pre-opening costs. Significant categories of these expenses include employee training, marketing and promotion, raw materials and consumables, information and technology, rent and travel.

Business acquisition costs

Costs incurred that are related to business development opportunities and the acquisitions of new businesses and transition costs incurred as the result of acquisitions of new businesses are expensed in the period in which they are incurred and are classified as business acquisition costs.

Revenue recognition

Gaming revenues consist of the Company’s share of the gaming win from table games, slot machines, bingo and other electronic games pursuant to its operating agreements with the BCLC, OLG and AGLC and are recognized daily based on the gaming win at each of the Company’s casinos and community gaming centres. Revenues from automated teller machines (“ATMs”), food and beverage and hotel operations, and other revenue sources are recognized as the related goods and services are provided or sold.

The Company satisfies its performance obligations under its contracts as services are rendered under the term of the contracts with provincial gaming corporations. Revenues, net of amounts paid to the BC and Alberta provincial gaming corporations for free play and customer loyalty programs and table gaming supply charge payments, are recognized on a daily basis and amounts owing from the BCLC and/or AGLC

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

are considered amounts receivable. Revenues, net of amounts paid to the OLG for free play and customer loyalty programs, are separated into fixed and variable consideration. The fixed consideration is recognized as services are rendered under the term of the contract and amounts owing from the OLG are considered amounts receivable. The variable consideration is recognized as services are rendered under the term of the contract based on the most likely amount; however, amounts owing from the OLG are considered contractual assets until the predefined annual minimum guarantee threshold is exceeded. Permitted Capital Expenditures (“PCE”) remuneration is earned when the Company incurs eligible costs up to the maximum annual threshold and recognized over time on a straight-line basis as the performance obligation is satisfied.

Amounts received from the OLG in excess of the revenue to be recognized on a straight-line basis are presented as deferred revenue and netted against any contractual assets with the OLG.

Facility development commissions and facility investment commissions

Facility development commissions (“FDC”) were a compensation component of the Company’s Amended and Restated Multiple Casino Operational Services Agreement (“MCOSA”), Operational Service Agreements (“OSAs”) and Bingo Operational Service Agreements (“BOSAs”). FDC was recorded as part of gaming revenue on the consolidated statement of operations and comprehensive income (loss) when earned, limited to the extent that sufficient Approved Amounts (a defined term in the MCOSA, OSAs and BOSAs), which generally consist of approved capital and operating expenditures related to the development or improvement of gaming properties, have previously been incurred by the Company.

FDC was earned by the Company as a fixed percentage (3%) of the gross gaming win at its British Columbia casinos and a fixed percentage (3% – 5%) of the gross gaming win at its British Columbia community gaming centres. Approved Amounts were reduced by the FDC receipts. The BCLC provided for an additional accelerated FDC (“AFDC”) reimbursement as a fixed percentage (2%) of the gross gaming win that was intended to be a one-time reimbursement of the timely development or redevelopment of gaming facilities and additional entertainment amenities of significant value which may be completed through phases. The BCLC considered accelerated FDC submissions for approval on a project-by-project basis.

On February 14, 2018, the Company signed new OSAs with the BCLC in relation to all its British Columbia casino and community gaming centre operations, effective April 1, 2018. Pursuant to the new OSAs, the FDC and AFDC programs were replaced by the Minimum Investment Requirement (“MIR”). Under the MIR program, the Company is required to make minimum investments equal to 5% of Net Win for the year ended March 31, 2018 multiplied by 20 years, less the carry-forward balance under the FDC and AFDC programs (“MIR Investments”), throughout the terms of the OSAs. In return, the BCLC will pay a Facility Investment Commission (“FIC”) to the Company for such investments at a rate of 5% of Net Win.

FIC is recorded as a part of gaming revenue in the consolidated statement of operations and comprehensive income (loss) when earned, as long as the Company fulfills the required MIR spend amount over the 20-year term.

Permitted capital expenditures

In Ontario, the Company is entitled to remuneration from the OLG up to a predefined annual amount per gaming property in each operating year for PCE, a term defined in the Company’s COSAs with the OLG. The Company becomes entitled to payment on a quarterly basis, subject to expenditures being incurred and

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

PCE reports submitted. PCE approved by the OLG can be carried forward for up to four years. PCE incurred in excess of the current annual amount represents variable consideration that has been recorded in the consolidated balance sheet as deferred revenue. For accounting purposes, PCE remuneration is recorded as part of gaming revenues in the consolidated statement of operations and comprehensive income (loss) when the Company is entitled to payment to the extent the remuneration does not exceed the pro-rata share of the annual amount. Under IFRS 15, PCE is part of a combined performance obligation that is satisfied over each operating year and revenue is recognized over time by measuring the progress towards complete satisfaction of the performance obligation. As a result of the retrospective adoption of IFRS 15, the Company adjusted total deficiency as at December 31, 2017 by $1,726 and recorded this as revenue during the year ended December 31, 2018.

Free play and customer loyalty programs

Prior to the retrospective adoption of IFRS 15, free play issued to customers was recorded as part of marketing and promotion expenses in the consolidated statement of operations and comprehensive income (loss). Under IFRS 15, as a result of the contractual arrangement between the Company and the applicable provincial gaming corporation, the costs of free play since a modification effective April 1, 2017 are netted against gaming revenue as it was determined that these amounts do not pertain to a distinct good or service but instead are part of the Company’s performance obligation to the applicable provincial gaming corporation.

The Company has various customer loyalty programs in each provincial jurisdiction where it operates. Prior to the retrospective adoption of IFRS 15, customer loyalty programs were recorded as part of marketing and promotion expenses. Under IFRS 15, the loyalty points earned by customers are ascribed a value and recognized in revenue when the rewards are earned or redeemed or expire, as appropriate.

Table gaming supply charge payments

Prior to the retrospective adoption of IFRS 15, the table gaming supply charge payments to the BCLC were part of operating expenses in the consolidated statement of operations and comprehensive income (loss). Under IFRS 15, the table gaming supply charge payments to the BCLC are now netted against gaming revenue as it was determined that these payments to the BCLC are not for a distinct good or service and are related to the performance obligation to the BCLC.

Leases

a)	Lessee

Leases are classified as either finance or operating.

Leases that transfer substantially all of the benefits and risks of ownership of property to the Company are accounted for as finance leases. Property and equipment under finance leases and the related finance lease liability for future lease payments are initially recorded at an amount equal to the lesser of the fair value of the property or equipment and the present value of these payments. Each lease payment is allocated between the liability and interest expense. The property and equipment acquired under finance leases is depreciated over the asset’s useful life or over the shorter of the asset’s useful life and the lease term if there is no reasonable certainty that the Company will obtain ownership at the end of the lease term.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Leases in which a significant portion of the risk and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases are charged to operations on a straight-line basis over the term of the lease. The benefits of lease inducements provided to the Company are recognized on a straight-line basis over the term of the operating lease agreement.

b)	Lessor

Lease income from operating leases where the Company is a lessor is recognised in profit or loss on a straight-line basis over the lease term.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with a maturity, at the date of purchase, of three months or less. Cash floats represent cash on hand at the Company’s casinos and community gaming centres.

Inventory

Food and beverage inventory is valued at the lower of cost and the net realizable value. Cost is determined using the first-in, first-out method. Net realizable value is the estimated selling price less applicable selling expense.

Property and equipment

Property and equipment are recorded at cost less accumulated depreciation. Cost includes expenditures that are directly attributable to the acquisition of the asset. Land is not depreciated. Depreciation on other property and equipment is provided for over the estimated useful lives on a straight-line basis as follows:

Buildings	5 – 50 years
Furniture and fixtures	5 – 16 years
Computer hardware	1 – 3 years
Equipment	1 – 30 years
Leasehold improvements	term of the related lease

The Company allocates the amounts initially recognized in respect of an item of property and equipment to its significant components and depreciates each component separately.

Gaming development costs include expenditures incurred in connection with the development of new gaming and related facilities and the redevelopment of existing gaming facilities, including direct construction and development costs, and interest directly attributable to the development activities. When a new gaming facility is substantially complete and ready for use, development costs are transferred to the respective asset categories of property and equipment and depreciated over the assets’ estimated useful lives.

The depreciation method and useful life of property and equipment are assessed at least annually.

Borrowing costs attributable to the construction of property and equipment are added to the costs of those assets, until such time as the assets are substantially ready for their intended use. All other borrowing costs are recognized as interest expense in the consolidated statement of operations and comprehensive income (loss) using the effective interest method.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Assets held for sale

Non-current assets are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use and a sale is considered highly probable. The value of such assets held for sale is measured at the lower of their carrying amount and fair value less costs to sell. Assets held for sale (including those that are part of a disposal group) are not depreciated or amortized. Assets held for sale are presented separately in the consolidated balance sheet under current assets.

Intangible assets

Intangible assets consist of gaming operating agreements, above-market and below-market lease agreements, software and a Racebook license, which are recorded at cost less accumulated amortization. Intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

British Columbia MCOSA and OSAs	operating term as provided in the MCOSA and OSAs plus one 10-year extension if available (i)
British Columbia BOSAs	operating term as provided in the BOSAs plus one 5-year extension if available (i)
Alberta casino facility licenses	20 years, commencing September 16, 2010
Ontario COSAs	operating term as provided in the COSAs
Above/below market lease agreements	term of related lease
Software	1 – 3 years
Racebook license	term of license

(i)

The portion of the MCOSA, OSAs and BOSAs that relates to Approved Amounts of FDC was treated as a separate component and was amortized on an accelerated basis between four and eight years. The net book value of these balances as at April 1, 2018 is amortized over a remaining useful life of 20 years.

The Company signed new OSAs with the BCLC in relation to all its British Columbia casino and community gaming centres effective April 1, 2018. These OSAs have a 20-year term with an option to extend for an additional five years. There was a change in the estimate of the remaining useful lives of the OSAs. As of April 1, 2018, the net book value of these OSAs was amortized over an estimated remaining useful life of 20 years.

Goodwill

Goodwill represents the excess of the purchase price of acquired businesses over the estimated fair value of the tangible and intangible net assets at the date acquired, and is allocated to the cash generating unit (“CGU”) expected to benefit from the acquisition. A CGU is the smallest group of assets for which there are separately identifiable cash flows.

Goodwill is not amortized but is assessed for impairment at least annually and whenever events or circumstances indicate that its carrying value may not be fully recoverable. The impairment test requires comparing the carrying values of the Company’s CGUs, including goodwill, to their recoverable amounts. The Company determines the recoverable amounts using estimated future cash flows discounted at an after-tax rate that reflects the risk adjusted weighted average cost of capital. Any excess of the carrying

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

value of a CGU over the recoverable amount is expensed in the period the impairment is identified. An impairment loss recorded for goodwill is not reversed in a subsequent period.

Upon disposal of a business, any related goodwill is included in the determination of gain or loss on disposal.

Impairment of non-financial assets

Property and equipment and intangible assets are tested for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. For the purpose of measuring recoverable amounts, assets are grouped at the lowest levels for which there are separately identifiable cash flows (CGUs). The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use (being the present value of the expected future cash flows of the relevant asset or CGU). An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. Corporate assets are allocated to the respective CGUs where an allocation can be done on a reasonable basis.

Share capital

Incremental costs directly attributable to the issuance of shares are recognized as a deduction from equity.

Earnings per share

Basic earnings per share (“EPS”) is calculated by dividing the income (loss) for the year attributable to equity owners of the Company by the weighted average number of common shares outstanding during the year.

Diluted EPS is calculated by adjusting the weighted average number of common shares outstanding for dilutive instruments. The Company does not have any dilutive instruments.

Contingently issuable common shares for share-based payments with performance conditions are treated as outstanding and included in the calculation of diluted EPS, from the beginning of the year or the date of the contingent share agreement, only if the performance conditions have been met.

Share-based compensation

The Company provides certain executives with equity settled share-based compensation awards. The cost of these share-based compensation awards is recognized as an expense as the executives provide services to the Company with a corresponding increase in contributed surplus in equity or accounts payable and accrued liabilities. The cost of the share-based payments is measured by reference to the fair value of the awards at the grant date.

The total cost is recognized over the vesting period, which may be fixed or variable, based on the number of awards expected to vest. At the end of each reporting period, the Company revises, if necessary, its estimates of the service period and the number of awards that are expected to vest based on its best estimate of the most likely outcomes and recognizes the impact of the revisions to its estimates, if any, in the consolidated statement of operations and comprehensive income (loss).

When the vesting conditions are met, the Company issues new shares from treasury.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Marketing fund

Under the MCOSA, the Company is required to pay the BCLC an amount for BCLC marketing programs related to the operations of the Grand Villa Burnaby, Cascades Langley and Starlight New Westminster Casinos equal to 0.6% of the gross gaming win from the casinos. These amounts are treated as an expense in the period incurred.

Income taxes

Income tax comprises current and deferred tax. Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted, at the end of the reporting period, and any adjustment to tax payable in respect of previous periods.

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using enacted or substantively enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect on deferred income tax assets and liabilities of a change in tax rates is included in income in the period in which the change is enacted or substantively enacted. Deferred income tax assets are recognized only to the extent that, in the opinion of management, it is probable that the assets will be realized.

The Company has estimated the income tax (expense) recovery in accordance with its interpretation of the various income tax laws and regulations. It is possible, due to the complexity inherent in estimating income tax provisions, that the amount of the (expense) recovery recognized in the consolidated financial statements could change.

Deferred income tax assets and liabilities are presented as non-current.

Foreign currency translation

The Canadian dollar is the functional and reporting currency of the Company and its subsidiaries. Transactions completed in foreign currencies are translated into Canadian dollars at the exchange rates prevailing at the time of the transactions. Monetary assets and liabilities denominated in foreign currencies are reflected in the consolidated financial statements at the exchange rates prevailing at the balance sheet date, with the resulting gain or loss included in the consolidated statement of operations and comprehensive income (loss) in the year in which it occurs.

Operating segments

The internal reporting provided to the Chief Executive Officer (“CEO”), the Company’s chief operating decision maker, comprises the following operating segments: Grand Villa Burnaby, Starlight New Westminster, Cascades Langley, Cascades Kamloops, Lake City Kelowna, Cascades Penticton, Lake City Vernon, Community Gaming Centres (Mission, Abbotsford, Campbell River, Courtenay, Squamish, Newton Bingo Country (ceased operations on April 21, 2018), Playtime Gaming Langley (ceased operations on February 21, 2018) and Victoria (ceased operations on December 31, 2018)), Southwest Gaming Bundle (London, Point Edward, Woodstock, Dresden, Clinton and Hanover), North Gaming Bundle (Thunder Bay, Sault Ste. Marie and Sudbury), Central Gaming Bundle (Innisfil and Rama) and Corporate. Based on the aggregation criteria in IFRS 8, Operating Segments, the four casinos in the Thompson-Okanagan (Cascades Kamloops, Lake City Kelowna, Cascades Penticton and Lake City Vernon) are treated as one reporting segment (“Thompson-Okanagan”) and the Southwest, North and Central Gaming Bundles (London, Point

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Edward, Woodstock, Dresden, Clinton, Hanover, Thunder Bay, Sault Ste. Marie and Sudbury, Innisfil and Rama) are treated as one reporting segment (“Ontario”) because they share similar economic characteristics, types of customers, types of services and products provided, regulatory environments, and management and reporting structures.

Impairment of financial assets

At each reporting date, the Company assesses whether there is objective evidence that loans and receivables are impaired.

If such objective evidence of impairment is identified, and the loss event has an impact on the cash flows, the amount of the impairment is estimated as the difference between the amortized cost of the loan or receivable and the present value of the estimated future cash flows, discounted using the instrument’s original effective interest rate. The carrying amount of the asset is reduced by this amount either directly or indirectly through the use of an allowance account.

Impairment losses on financial assets carried at amortized cost are reversed in subsequent periods if the amount of the loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized.

Transaction costs and debt premiums or discounts

Transaction costs related to debt financing and debt premiums or discounts are deferred and amortized over the estimated term of the related financial liability using the effective interest method. Transaction costs on revolving credit facilities are initially deferred and recognized as interest expense using the effective interest method when the facility is drawn upon to the extent that a draw down of the facility is probable. Transaction costs on credit facilities that represent a prepayment for liquidity services are amortized over the term of the facility. Transaction costs incurred in connection with a business combination are expensed as incurred in the consolidated statement of operations and comprehensive income (loss).

Embedded derivatives

Derivatives embedded in other financial instruments, such as a prepayment option on long-term debt, or other executory contracts are accounted for as separate derivatives when their risks and characteristics are not closely related to their host financial instrument or contract.

Provisions

Provisions represent liabilities of the Company for which the amount or timing is uncertain. Provisions are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount can be reliably estimated. Provisions are measured at management’s best estimate of the present value of the expected expenditures required to settle the obligation using a discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in provisions due to the passage of time is recognized in interest expense in the consolidated statement of operations and comprehensive income (loss).

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

New accounting standards adopted

The Company adopted the following new accounting standards effective January 1, 2018 on a retrospective basis.

a)	IFRS 9—Financial Instruments

i)	IFRS 9—Financial Instruments—Impact of adoption

IFRS 9, Financial Instruments, addressed revised guidance on the classification and measurement of financial instruments and replaced guidance in International Accounting Standard (“IAS”) 39, Financial Instruments: Recognition and Measurement. The Company adopted IFRS 9 on a retrospective basis without restatement of comparative periods. Upon adoption, the Company reclassified its financial instruments as summarized below. The new standard also includes a new expected credit loss model for calculating impairment on financial statements. Due to the nature of the Company’s business, this change did not have a material impact on the consolidated financial statements.

The following table summarizes the classification impacts upon adoption of IFRS 9. The adoption of the new classification requirements under IFRS 9 did not result in a material change in measurement or the carrying amount of financial assets and liabilities.

Classification
	IAS 39	IFRS 9
Financial instruments
Cash and cash equivalents	Loans and receivables	Amortized cost
Amounts receivable	Loans and receivables	Amortized cost
Derivative financial instruments (other assets)	FVTPL	FVTPL
Derivative financial instruments (other liabilities)	FVTPL	FVTPL
Gaming revenue payable to BCLC, AGLC and OLG	Amortized cost	Amortized cost
Accounts payable and accrued liabilities	Amortized cost	Amortized cost
Deferred consideration payable	Amortized cost	Amortized cost
Long-term debt	Amortized cost	Amortized cost

ii)	IFRS 9—Financial Instruments—Accounting policies applied from January 1, 2018

The classification and related measurement of the Company’s significant financial instruments are as follows:

Amortized cost

Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Interest income from those financial assets is included in interest income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented as a separate line item, together with foreign exchange gains and losses. Impairment losses, if material, are presented as a separate line item in the consolidated statement of operations and comprehensive income (loss).

Fair value through profit or loss

Financial instruments are classified as fair value through profit or loss (“FVTPL”) if they are acquired principally for sale or repurchase in the near term or if they fail the solely payments of

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

principal and interest (“SPPI”) test in accordance with IFRS 9. Derivatives are required to be included in this category unless they are designated as hedges. Embedded derivatives that are not closely related to the host instrument are also classified as FVTPL.

Financial instruments in this category are measured at fair value with the changes in fair value recognized immediately in the consolidated statement of operations and comprehensive income (loss).

Recognition and presentation

Financial instruments are recognized when the Company becomes a party to the contractual provisions of the instrument. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or have been transferred and the Company has transferred substantially all of the risks and rewards of ownership.

Financial assets and liabilities are offset and the net amount reported in the consolidated balance sheet when there is a legally enforceable right to offset amounts and the intention is to settle on a net basis, or realize the asset and settle the liability simultaneously.

Financial instruments are initially recognized in the consolidated balance sheet at fair value. Subsequent measurement depends on management’s classification of the financial instrument. The classification of financial instruments depends on the nature and purpose of the financial instruments, management’s choice and, in some circumstances, management’s intentions.

Swaps, forward contracts and embedded derivatives

The Company uses derivative financial instruments to manage foreign currency and interest rate exposures. These financial instruments are entered into solely for hedging purposes and are not used for speculative purposes. The Company does not apply hedge accounting. All derivative financial instruments are recognized in the consolidated balance sheet at their estimated fair value.

Cross currency interest rate swap (“CCIRS”) contracts are periodically used to manage currency and interest rate exposure on US dollar denominated long-term debt. The CCIRS contracts require the periodic exchange of payments with the exchange at maturity of notional principal amounts on which the payments are based. Changes in the fair value of the CCIRS contracts are recognized in change in fair value of cross currency interest rate swaps in the consolidated statement of operations and comprehensive income (loss).

Foreign currency forward contracts are periodically used to manage foreign currency cash requirements. The foreign currency forward contracts involve the purchase or sale of an agreed upon amount of US dollars at a specified future date at forward exchange rates. Changes in the fair value of foreign currency forward contracts are recognized in change in fair value of derivative financial instruments in the consolidated statement of operations and comprehensive income (loss).

Derivatives embedded in other financial instruments, such as a prepayment option on long-term debt, or other executory contracts are accounted for as separate derivatives when their risks and characteristics are not closely related to their host financial instrument or contract. Changes in the fair value of embedded derivatives are recognized in change in fair value of embedded derivatives in the consolidated statement of operations and comprehensive income (loss).

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

iii)	IFRS 9—Financial Instruments—Impairment of financial assets

IFRS 9’s new impairment requirements use more forward-looking information to recognize expected credit losses—the ‘expected credit loss’ (“ECL”) model. This replaces IAS 39’s ‘incurred loss model’. Instruments within the scope of the new requirements included amounts receivable and contract assets recognized and measured under IFRS 15.

Amounts receivable and contract assets

The Company makes use of a simplified approach in accounting for amounts receivable as well as contract assets and records the loss allowance as lifetime expected credit losses. These are the expected shortfalls in contractual cash flows, considering the potential for default at any point during the life of the financial instrument. The Company uses its historical experience, external indicators and forward-looking information to calculate the expected credit losses.

b)	IFRS 15—Revenue from Contracts with Customers

i)	IFRS 15—Revenue from Contracts with Customers—Impact of adoption

IFRS 15, Revenue from Contracts with Customers, deals with revenue recognition and establishes principles for reporting useful information to users of the financial statements about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The standard introduces a single, principles-based, five-step model to be applied to all contracts with customers. The standard provides guidance on timing of revenue recognition, including accounting for variable consideration, costs of fulfilling and obtaining a contract and various other matters. New disclosures in respect of revenue are also introduced. The standard replaces IAS 18, Revenue, and IAS 11, Construction Contracts, and related interpretations.

The Company adopted IFRS 15 using the full retrospective method on January 1, 2018, which resulted in changes in accounting policies and adjustments to the amounts recognized in the consolidated financial statements and previous periods.

Adoption of IFRS 15 using the full retrospective method resulted in the following adjustment:

			IFRS 15 carrying amount
	December 31, 2017 $	Adjustment $	January 1, 2018 $
Deferred revenue	—	1,726	1,726

The impact on the Company’s deficit as at January 1, 2018 was as follows:

$
Deficit	(225,518)
Adjustment to gaming revenue	(1,726)

Deficit—December 31, 2017—IFRS 15	(227,244)

The above impact relates to a change in timing of revenue recognition for permitted capital expenditure which the Company is entitled to under the COSAs with the OLG entered into in May 2017.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

To better compare reported revenue between periods, the Company applied the full retrospective method when adopting the standard. FDC and PCE of $41,218 for the year ended December 31, 2017, previously presented separately, has been included in gaming revenue. Customer loyalty points and free play promotional allowance of $16,329 for the year ended December 31, 2017, previously presented as part of marketing and promotion expenses and operating expenses, has been netted against gaming revenue. Table gaming supply charge of $1,475 for the year ended December 31, 2017, previously presented as part of operating expenses, has been netted against gaming revenue.

The above adjustments are reflected in notes 23 and 26.

Accounting requirements issued but not yet applied

At December 31, 2018, a number of standards and interpretations, and amendments to them, had been issued by the IASB which are not effective for these consolidated financial statements. A summary of those standards, interpretations and amendments that may be relevant to the Company are set out below:

a)	IFRS 16—Leases

IFRS 16, Leases, specifies how to recognize, measure, present and disclose leases. The standard provides a single lessee accounting model, requiring the recognition of assets and liabilities for all leases, unless the lease term is 12 months or less or the underlying asset has a low value. IFRS 16 will be effective for annual periods beginning on or after January 1, 2019, with early adoption permitted.

The Company has set up a project team which has reviewed all of the Company’s leasing over the last year in light of the new lease accounting rules in IFRS 16. In preparation for the adoption, we have designed internal controls and processes to enable the preparation of the necessary financial information and have reached conclusions on key accounting assessments. The standard will affect primarily the accounting for the Company’s operating leases.

The Company will apply the standard from its mandatory adoption date of January 1, 2019. The Company intends to apply the modified retrospective approach and will not restate comparative amounts for the year prior to first adoption. Right-of-use assets for leases will be measured on transition as if the new rules had always been applied.

In applying the modified retrospective approach, the Company intends to apply the following practical expedients:

•	the use of a single discount rate to a portfolio of leases with reasonably similar characteristics;

•	the accounting for operating leases with a remaining lease term of less than 12 months as at January 1, 2019 as short-term leases; and

•	the exclusion of initial direct costs for the measurement of the right-of-use asset at the date of initial application.

As at the reporting date, the Company has non-cancellable operating lease commitments of $1,404,891 (note 21). Of these commitments, approximately $1,322 relate to short-term leases and $2 to low value leases which will both be recognized on straight-line basis as an expense in profit or loss.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Adoption of IFRS 16 using the modified retrospective approach resulted in the following adjustments:

	IFRS 16 carrying amount
	December 31, 2018 $	Adjustment $	January 1, 2018 $
Property and equipment (i)	465,357	(416)	464,941
Intangible assets	232,387	614	233,001
Right-of-use assets	—	690,495	690,495
Lease liability (ii)	815	745,795	746,610
Deferred rent	14,564	(14,564)	—
Deficit	(124,494)	(40,538)	(165,032)

(i)	At December 31, 2018, the Company had finance lease assets included within property and equipment. The net book value of these assets was transferred to right-of-use assets upon adoption of IFRS 16.
(ii)	At December 31, 2018, the Company had lease liabilities that were included in other liabilities.

The Company’s activities as a lessor are not material and did not have a significant impact on the consolidated financial statements.

b)	IFRIC 23—Uncertainty over Income Tax Treatments

IFRIC 23 adds to the requirements in IAS 12 by specifying how to reflect the effects of uncertainty in accounting for income taxes. IFRIC 23 will be effective for annual periods beginning on or after January 1, 2019, with early adoption permitted. The Company does not expect a material impact on the consolidated financial statements.

5	Critical accounting estimates, assumptions and judgments

The preparation of financial statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Management’s estimates, assumptions and judgments are based on historical experience and other factors considered to be reasonable, including expectations of future events.

Estimates and assumptions that could result in a material effect in the next financial year on carrying amounts of assets and liabilities are outlined below:

a)	Impairment of non-financial assets

The determination of a long-lived asset impairment requires significant estimates and assumptions to determine the recoverable amount of a CGU, the recoverable amount used by the Company being the higher of fair value less costs of disposal (“FVLCOD”) and value in use (“VIU”). The FVLCOD and VIU methods involve estimating the net present value of future cash flows derived from the use of the CGU, discounted at an appropriate rate.

In the event an impairment analysis is required, the key assumptions that would be utilized in the determination of future cash flows would represent management’s best estimate of the range of economic conditions relating to the CGU, and would be based on historical experience, economic

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

trends, and communication with other key stakeholders of the Company. These key assumptions would include the revenue growth rate, margin as a percentage of revenues, capital expenditures, the inflation growth rate and the discount rate. Significant changes in the key assumptions that would be utilized in the determination of future cash flows could result in an impairment loss or reversal of a previously recognized impairment loss.

b)	Estimated useful lives of non-financial assets

Judgment is used to estimate each component of a tangible and intangible asset’s useful life and is based on an analysis of all pertinent factors including, but not limited to, the expected use of the asset and, in the case of an intangible asset, contractual provisions that enable renewal or extension of the asset’s legal or contractual life without substantial cost, and renewal history. If the estimated useful lives change, this could result in an increase or decrease in the annual amortization and depreciation expense, and future impairment charges.

c)	Income taxes

Deferred tax assets and liabilities are due to temporary differences between the carrying amount for accounting purposes and the tax basis of certain assets and liabilities, as well as undeducted tax losses. Estimation is required for the timing of the reversal of these temporary differences and the tax rate applied. The carrying amounts of assets and liabilities are based on amounts recorded in the consolidated financial statements and are subject to the accounting estimates inherent in those balances. The tax basis of assets and liabilities and the amount of undeducted tax losses are based on the applicable income tax legislation, regulations and interpretations. The timing of the reversal of the temporary differences and the timing of deduction of tax losses are based on estimations of the Company’s future financial results.

Changes in the expected operating results, enacted tax rates, legislation or regulations, and the Company’s interpretations of income tax legislation, will result in adjustments to the expectations of future timing difference reversals and may require material deferred tax adjustments.

The Company’s operations are conducted in jurisdictions with complex tax laws and regulations that can require significant interpretation. As such, the Company and the tax authorities could disagree on tax filing positions and any reassessment of the Company’s filings could result in material adjustments to tax expense, taxes payable and deferred income taxes.

d)	Fair value of long-term debt

The Company makes estimates and assumptions relating to fair value disclosure of the long-term debt. The critical assumptions underlying the fair value disclosure include the credit spread. The Company reviews various comparable debt securities and determines a reasonable credit spread applicable to the debt securities. See note 19.

e)	Fair value of embedded derivatives

The Company is required to determine the fair value of embedded derivatives, such as prepayment options, separate from its long-term debt. Fair values for embedded derivatives are determined using valuation techniques and require estimates of redemption dates and forward interest rates existing at the balance sheet date as the financial instruments are not traded in an active market.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

f)	Fair value of derivative financial instruments

The estimated fair value of derivative financial instruments has been determined based on appropriate valuation methodologies and/or third party indications. Fair values determined using valuation models require the use of assumptions concerning the amount and timing of future cash flows, discount rates, credit risk and probability of future events that are beyond management’s control. In determining these assumptions, the Company relied on external, readily observable quoted market inputs, where available, including Canadian and United States forward interest rate yield curves, and Canadian and United States foreign exchange rates, discounted to a present value as appropriate. See note 19.

g)	Share-based compensation

Share-based compensation provided to executives takes into account the number of shares expected to vest based on an estimate of the most likely possible outcome of a sale of some or all common shares by the existing shareholders and the possible service periods of the officers. The calculation also incorporates a per share fair value, based on the most recent share issuance.

It is reasonably possible that future estimates or the actual outcomes and timing of a liquidity event may be different from the assumptions used in the preparation of these consolidated financial statements and a material change in the share-based compensation reflected in the consolidated statement of operations and comprehensive income (loss) may occur. The range of possible outcomes is dependent on the interaction of multiple factors.

h)	Fair value of net assets acquired in business combinations

The consideration transferred for an acquired business (“purchase price”) is assigned to the identifiable tangible and intangible assets purchased and liabilities assumed on the basis of their fair values at the date of acquisition. The identification of assets purchased and liabilities assumed and their valuation is specialized and judgmental. Where appropriate, the Company engages external business valuators to assist in the valuation of tangible and intangible assets acquired. Any excess of purchase price over the fair value of the identifiable tangible and intangible assets purchased and liabilities assumed is allocated to goodwill.

Judgments that management has made in the process of applying the Company’s accounting policies and that have the most significant effect on the amounts recognized in the consolidated financial statements are outlined below:

a)	Determination of CGUs

The Company’s assets are grouped into CGUs based on their ability to generate separately identifiable cash inflows. The determination of a CGU involves an assessment regarding the interdependency of cash inflows and the Company’s organizational structure.

b)	Segment reporting

The Company has aggregated its operating segments into reportable segments based on an assessment that each operating segment has similar economic characteristics, types of customers, types of services and products provided, regulatory environments, and management and reporting structures.

c)	Leases

The Company has classified its leases as finance or operating based on assessments that the definition of a lease arrangement was met, the lease terms could be estimated with certainty and the discount rate used was reasonable.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

d)	Revenue recognition

The application of IFRS 15 requires the Company to make a number of judgments, including the determination of the nature of its performance obligations under its contracts, the assessment of the amount it expects to be entitled for, the timing of recognition and the allocation of the transaction price to loyalty programs. The Company concluded that its services are as an operator since the signed and executed contracts are between the Company and the provincial corporations in performing obligations over the term of the contracts. Consequently, revenue is recognized net of amounts paid to the provincial corporations for free play and customer loyalty programs and table gaming supply charge payments.

With the expectation the Company will incur eligible costs that can be claimed under PCE up to the maximum annual threshold, the Company has taken the approach of recognizing PCE remuneration on a straight-line basis over the course of its fiscal year.

6	Trust funds and liabilities

Cash floats

Under the terms of the MCOSA, OSAs and BOSAs, cash floats of $nil were provided as at December 31, 2018 (2017 – $17,854) by the BCLC for the casinos and community gaming centres located in British Columbia. These funds were used in the operations of the Company but were not recognized in these consolidated financial statements. The Company provided the BCLC with letters of credit for the cash floats pursuant to the previous OSA (note 14(a)).

Facility Development Commissions and Minimum Investment Requirement program

Approved Amounts eligible for recovery through FDC have not been recorded as amounts receivable in the Company’s consolidated balance sheet.

The Company had unrecognized Approved Amounts to be reimbursed from future FDC funds of $158,254 as at December 31, 2017.

The FDC was replaced by the MIR program effective April 1, 2018. See note 21 for the commitments under this program.

Trust funds

Progressive jackpot funds, patron gaming funds and charity gaming funds are held in trust by the Company and have not been recognized in these consolidated financial statements. The funds held in trust by the Company at December 31, 2018 are $986 (2017 – $773).

7	Cash and cash equivalents

	2018 $	2017 $
Cash at bank	92,576	56,769
Cash floats at gaming sites—funded by the Company	83,448	40,616

	176,024	97,385

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

8	Amounts receivable

	2018 $	2017 $
Amounts receivable and accrued from BCLC and OLG	36,144	23,915
GST/HST receivable	4,876	10,749
Other amounts receivable	7,502	5,174

	48,522	39,838

9	Inventory

The Company’s inventory consists of food and beverages. For the year ended December 31, 2018, $38,761 (2017 – $27,804) of inventory was expensed as cost of food and beverage. For the years ended December 31, 2018 and 2017, no inventory writedowns were recognized.

10	Property and equipment

	Land $	Buildings $	Furniture and fixtures $	Computer hardware $	Equipment $	Leasehold improvements $	Gaming development costs $	Total $
Year ended December 31, 2017
Net book value—December 31, 2016	80,682	309,357	8,918	1,468	18,823	34,029	33,413	486,690
Acquisition of Ontario North and Southwest Gaming Bundles (note 3)	10,232	67,301	1,939	661	24,912	11,910	—	116,955
Gaming development costs and purchase of property and equipment (a)	5	4,709	1,641	1,595	24,161	18,257	49,416	99,784
Disposals (e)	(3,521)	(3,909)	(17)	—	—	—	—	(7,447)
Transfers	—	1,029	256	—	378	8,182	(9,845)	—
Transfer to assets held for sale (d)	(56,994)	(238,452)	—	—	—	—	(4,180)	(299,626)
Depreciation	—	(20,217)	(4,076)	(1,289)	(13,008)	(6,203)	—	(44,793)
Writedowns (c) and (f)	—	—	(22)	—	(141)	(17,362)	—	(17,525)

Net book value—December 31, 2017	30,404	119,818	8,639	2,435	55,125	48,813	68,804	334,038

At December 31, 2017
Cost	30,404	135,140	25,319	6,857	87,969	70,473	68,804	424,966
Accumulated depreciation	—	15,322	16,680	4,422	32,844	21,660	—	90,928

Net book value	30,404	119,818	8,639	2,435	55,125	48,813	68,804	334,038

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	Land $	Buildings $	Furniture and fixtures $	Computer hardware $	Equipment $	Leasehold improvements $	Gaming development costs $	Total $
Year ended December 31, 2018
Net book value— December 31, 2017	30,404	119,818	8,639	2,435	55,125	48,813	68,804	334,038
Acquisition of Central Gaming Bundle (note 3)	—	—	10,271	1,570	33,464	3,261	—	48,566
Gaming development costs and purchase of property and equipment (a)	—	28,120	5,266	11,051	21,492	31,259	36,237	133,425
Disposals (d) and (h)	(1,337)	(54)	—	—	(550)	(121)	(2,119)	(4,181)
Transfers	—	2,465	2,138	574	4,585	43,608	(53,370)	—
Depreciation	—	(10,693)	(4,980)	(2,783)	(19,817)	(8,176)	—	(46,449)
Writedown (i)	—	(23)	(19)	—	—	—	—	(42)

Net book value—December 31, 2018	29,067	139,633	21,315	12,847	94,299	118,644	49,552	465,357

At December 31, 2018
Cost	29,067	164,139	42,947	20,052	146,834	148,470	49,552	601,061
Accumulated depreciation	—	24,506	21,632	7,205	52,535	29,826	—	135,704

Net book value	29,067	139,633	21,315	12,847	94,299	118,644	49,552	465,357

a)	During the year ended December 31, 2018, the Company capitalized $5,992 (2017 – $2,377) of interest costs related to gaming development based on a borrowing rate of 6.81% (2017 – 6.81%).

b)	On March 4, 2017, the Company closed the operations of Penticton Bingo Palace.

c)

On April 1, 2017, the Lake City Penticton facility was shut down and, on April 5, 2017, was replaced with the new Cascades Penticton Casino. A writedown of property and equipment costs of $167 was recorded.

d)

On March 12, 2018, the Company completed a sale and leaseback for certain real estate properties including Grand Villa Burnaby, Starlight New Westminster, and Cascades Langley (collectively, the “Sale and Leaseback Transactions”) for gross proceeds of $503,595 resulting in a gain on sale of $192,399. The associated carrying value of $301,799 was classified as assets held for sale. Certain of the Company’s wholly owned subsidiaries entered into long-term leases for each of the properties and will continue to operate the casinos under the leases (note 21). As part of the sale and leaseback, 1144801 B.C. Ltd., which holds title to the leasehold interest as nominee and bare trustee of the Fraser Highway property in Langley, was sold. Proceeds from the sale-leaseback were used to repay the Langley mortgage in full and the 2017 Senior Secured Credit Facility (note 14).

e)

On December 21, 2017, the Company completed the disposition of the bingo facility and parking lot located in Langley, British Columbia for aggregate proceeds (net of transaction costs) of $7,461. The net book value of the disposed assets was $7,430. This resulted in a gain on sale of property and equipment of $31.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

f)

The Grand Villa Edmonton has not performed as well as projected. As a result, an impairment assessment was performed as at December 31, 2017. The recoverable amount for the CGU was based on the FVLCOD, which estimates the net present value of the future cash flows expected to be generated by the CGU, discounted using an after-tax discount rate based on the Company’s weighted average cost of capital calculated to be within a range of 9.5% to 10.0% using the capital asset pricing model. These expected future cash flows require a number of assumptions about future business performance. As a result, an impairment of $22,600 was identified, and property and equipment have been written down by $17,358 and intangible assets have been written down by $5,242 (note 11).

g)	On April 21, 2018, the Company closed the operations of Newton Bingo Country.

h)	On October 31, 2018, the Company completed the sale of vacant land in Penticton, British Columbia for gross proceeds of $1,900. This resulted in a gain on property and equipment of $556.

i)	On December 31, 2018, the Company closed the operations of Victoria. A writedown of property and equipment costs of $42 and intangible assets of $4,456 (note 11) was recorded.

The Amended and Restated Multiple Casino Operational Services Agreement (“MCOSA”), Operational Service Agreements (“OSAs”) and Bingo Operational Service Agreements (“BOSAs”) for the British Columbia based casinos and community gaming centres provide that certain gaming equipment is the property of the BCLC. The casino facility licenses for the Edmonton casinos provide that certain gaming equipment is the property of the AGLC. Accordingly, any costs related to gaming equipment provided by and owned by the BCLC and AGLC have not been recognized in these consolidated financial statements.

Included in Computer hardware are assets under finance lease with a net book value of $416 (2017 – $nil).

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

11	Intangible assets

	Gaming operating agreements $	Above/ below market lease agreements $	Software $	Racebook license $	Total $
Year ended December 31, 2017
Net book value—December 31, 2016	269,604	(2,228)	511	105	267,992
Acquisition of Ontario North and Southwest Gaming Bundles (note 3)	25,047	2,350	—	—	27,397
Additions	—	—	406	—	406
Amortization	(52,463)	(588)	(352)	(103)	(53,506)
Writedowns (a) and note 10(f)	(6,063)	—	—	—	(6,063)

Net book value—December 31, 2017	236,125	(466)	565	2	236,226

At December 31, 2017
Cost	575,885	3,414	3,005	500	582,804
Accumulated amortization	339,760	3,880	2,440	498	346,578

Net book value	236,125	(466)	565	2	236,226

Year ended December 31, 2018
Net book value—December 31, 2017	236,125	(466)	565	2	236,226
Acquisition of Central Gaming Bundle (note 3)	12,280	200	1,554	—	14,034
Additions	—	—	12,663	—	12,663
Amortization (b)	(23,647)	(348)	(2,083)	(2)	(26,080)
Writedown (note 10(i))	(4,456)	—	—	—	(4,456)

Net book value—December 31, 2018	220,302	(614)	12,699	—	232,387

At December 31, 2018
Cost	579,177	3,614	17,222	500	600,513
Accumulated amortization	358,875	4,228	4,523	500	368,126

Net book value	220,302	(614)	12,699	—	232,387

a)	During the year ended December 31, 2017, the Company wrote off a suspended OSA for a community gaming centre for $821.

b)

On February 14, 2018, the Company signed the OSAs with the BCLC in relation to all its British Columbia casino and community gaming centre operations, effective April 1, 2018. The OSAs have a 20-year term with an option to extend for an additional five years. The net book value of the OSAs as at April 1, 2018 was amortized over a remaining useful life of 20 years.

The remaining useful lives for the intangible assets are between 1 and 23 years.

12	Goodwill

	2018 $	2017 $
Goodwill	8,505	8,505

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The Company performs a goodwill impairment test annually and when circumstances indicate that the carrying value may not be recoverable. No impairment was identified as a result of the Company’s most recent annual impairment test.

For the purposes of impairment testing, goodwill has been allocated to Abbotsford, Campbell River, Courtenay, Playtime Gaming Langley and Victoria Community Gaming Centres (“Playtime Gaming Group”) CGUs and the Cascades Langley CGU in the amounts equal to $5,915 and $2,590, respectively.

Goodwill was tested for impairment as at December 31, 2018. The recoverable amount for the CGUs was based on the FVLCOD, which estimates the net present value of the future cash flows expected to be generated by the CGUs, discounted using an after-tax discount rate based on the Company’s weighted average cost of capital calculated to be within a range of 7.5% to 8.5% using the capital asset pricing model. The goodwill impairment test was performed using a Level 3 fair value hierarchy (note 19). In particular, a capitalized cash flow technique was used which included a long-term growth rate of 2%. These expected future cash flows require a number of assumptions about future business performance. These assumptions and estimates were based primarily on the historical performance and economic trends of the relevant business.

13	Accounts payable and accrued liabilities

	2018 $	2017 $
Trade accounts payable and accruals	41,975	41,833
Salaries, wages and benefits	26,746	16,658
Interest on long-term debt	10,379	9,821
Liabilities related to gaming activities	7,545	1,287
Construction payable and accruals	6,513	18,071
Other	1,861	1,152
Related party transaction payable	1,584	—
Income tax payable	69	1,798
Share-based compensation accrual	—	5,686

	96,672	96,306

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

14	Long-term debt

	2018 $	2017 $
Term Loans
Term Loan B (US$437,800) (a)	602,926	—
Term Loan B-1 (US$402,975) (b)	—	505,532
Term Loan B-2 (b)	—	79,600
Revolving Credit Facility (a) and (b)	—	45,000

	602,926	630,132
Langley mortgage (d)	—	2,016
Vernon mortgage (e)	3,743	3,942
8.25% Second Priority Senior Secured Notes (US$255,000) (f) and (g)	347,871	319,898

	954,540	955,988
Less:
Unamortized portion of deferred transaction costs and debt premium related to embedded derivative	(14,463)	(21,601)
Current portion	(10,904)	(53,096)

	929,173	881,291

a)	Term Loan B and Revolving Credit Facility

On March 13, 2018, the Company completed a refinancing (the “2018 Refinancing”) of its prior senior credit facility (the “2017 Senior Secured Credit Facility”) pursuant to an amended and restated credit and guaranty agreement (the “Amended and Restated Credit Agreement”) for a new senior secured credit facility (the “2018 Senior Secured Credit Facility”) to borrow up to the following:

	US$	$
Term Loan B	335,000	—
Revolving Credit Facility	—	150,000

Transaction costs directly related to the issuance of Term Loan B of $5,949 were capitalized and are being amortized using the effective interest rate method over the life of the loan. Transaction costs directly related to the issuance of the Revolving Credit Facility of $2,116 were capitalized and are being amortized on a straight-line basis over the life of the loan.

On July 16, 2018, the Company amended its 2018 Senior Secured Credit Facility pursuant to an amendment to the Amended and Restated Credit Agreement (the “First Amendment to Amended and Restated Credit Agreement”) to increase its Term Loan B by US$105,000 and increase the amount borrowed to the following:

US$
Term Loan B	440,000

Transaction costs directly related to the transaction of $2,581 were capitalized and are being amortized using the effective interest rate method over the life of the loan. The refinancing resulted in the recognition of a debt modification loss of $6,264.

The 2018 Senior Secured Credit Facility is available as Canadian Dollar Offered Rate (“CDOR”) Loans, Canadian Prime Rate Loans, London Interbank Offered Rate (“LIBOR”) Loans and Base Rate

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Loans. Base Rate Loans bear interest equal to the highest of the Federal Fund Effective Rate, Prime Rate or the Adjusted LIBOR plus 1/2 of 1.00%.

The interest rate spreads added to the applicable variable rates for the Revolving Credit Facility will be determined quarterly based on the Company’s first lien net leverage ratio as defined in the Amended and Restated Credit Agreement. Interest on the Revolving Credit Facility varies within a range of 300 to 325 basis points above the CDOR Loans and 200 to 225 basis points above the Canadian Prime Rate. Interest on Term Loan B is 300 basis points above LIBOR Loans.

Advances under Term Loan B at December 31, 2018 were LIBOR Loans bearing interest at 5.80%.

The Company can issue letters of credit under the Revolving Credit Facility. As at December 31, 2018, the Company has issued letters of credit totalling $78,107 (2017 – $55,798) bearing interest at 3.13% (2017 – 3.88%) under the Revolving Credit Facility. The Company has provided the BCLC with letters of credit totalling $nil as at December 31, 2018 (2017 – $23,362) as security for the cash floats provided as well as a portion of the BCLC’s share of the gaming win held by the Company. The BCLC returned letters of credit of $22,717 as part of the new OSA terms during the year ended December 31, 2018. The Company has provided the OLG with letters of credit totalling $72,000 as at December 31, 2018 (2017 – $32,000) as performance security. Various other letters of credit are provided to selected vendors and municipalities related to general business operations and/or development projects.

As at December 31, 2018, the Company had no outstanding borrowings on the Revolving Credit Facility (2017 – $45,000).

Term Loan B has repayment terms as follows:

i)

Term Loan B will mature on March 13, 2025 provided, however, that if the Company does not redeem, repay or discharge the 8.25% Second Priority Senior Secured Notes (the “8.25% Notes”) by December 31, 2023, and does not extend the maturity date of the 8.25% Notes to a date that is at least 180 days after March 13, 2025, then Term Loan B will mature on the earlier of December 31, 2023 and the date that is 91 days prior to the maturity date of the 8.25% Notes. The Company is required to make quarterly installments equal to 0.25% of the principal amount of the loan commencing on September 28, 2018 with any outstanding principal repayable at maturity.

ii)

On the earlier of delivery of audited financial statements and the 100th day following the end of each fiscal year, beginning with the fiscal year ending December 31, 2018, the Company is required to make an aggregate principal payment (“Excess Cash Payment”). The Excess Cash Payment is equal to 0% to 50% of the excess cash flow, as defined in the Amended and Restated Credit Agreement, for the applicable fiscal year minus the aggregate principal amount of all prepayments during such fiscal year.

Aggregate minimum principal payments, prior to Excess Cash Payments, for each of the next five years ending December 31 for the Term Loan B facility are as follows:

US$
2019	4,400
2020	4,400
2021	4,400
2022	4,400
2023 and beyond	420,200

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The Revolving Credit Facility is repayable on March 13, 2023.

A first charge on all assets of the Company and 7588674 is provided as security for the Term Loan Facility and Revolving Credit Facility.

b)	Term Loan B-1, Term Loan B-2 and Revolving Credit Facility

The credit agreement that the Company had entered into on February 22, 2017, the 2017 Senior Secured Credit Facility, was discharged as part of the 2018 Refinancing, and outstanding debt balances pertaining to Term Loan B-1, Term Loan B-2 and the Revolving Credit Facility were repaid by March 13, 2018. Deferred transaction costs of $15,124 related to the credit agreement were written off as a loss on debt extinguishment during the year ended December 31, 2018.

The 2017 Senior Secured Credit Facility was available as CDOR Loans, Canadian Prime Rate Loans, LIBOR Loans and Base Rate Loans. Base Rate Loans bear interest equal to the highest of the Federal Fund Effective Rate, Prime Rate or the Adjusted LIBOR plus 1.00%.

The interest rate spreads added to the applicable variable rates for the Revolving Credit Facility were determined quarterly based on the Company’s first lien net leverage ratio as defined in the 2017 Senior Secured Credit Facility. Interest on the Revolving Credit Facility varied within a range of 375 to 400 basis points above CDOR Loans. Interest on Term Loan B-1 was 375 basis points above LIBOR Loans. Interest on Term Loan B-2 was 400 basis points above CDOR Loans.

Advances under Term Loan B-1 at December 31, 2017 were LIBOR Loans bearing interest at 5.44%. Advances under Term Loan B-2 at December 31, 2017 were CDOR Loans bearing interest at 5.54%.

The Company issued letters of credit under the Revolving Credit Facility totalling $55,798 as at December 31, 2017 bearing interest at 3.88%.

As at December 31, 2017, the Company had borrowed funds on the Revolving Credit Facility of $45,000 in the form of CDOR Loans bearing interest at 6.20%.

A first charge on all assets of the Company and 7588674 was provided as security for the Term Loan Facilities and Revolving Credit Facility.

c)	Old Term Loans, Revolving Credit Facility and Swingline Facility

The credit agreement that the Company had entered into on November 12, 2010 (the “Old Credit Facility”) was discharged when the 2017 Senior Secured Credit Facility was entered into and all outstanding debt balances were repaid by February 28, 2017. Deferred transaction costs of $3,735 related to the credit agreement were written off as a loss on debt extinguishment.

Advances under the Term Loan Facilities were available as US Base Rate Loans, LIBOR Rate Loans, Canadian Prime Rate Loans, Banker’s Acceptance (“BA”) Loans and BA Equivalent Loans.

The interest rate spreads added to the applicable variable rates were determined quarterly based on the Company’s total leverage ratio as defined in the credit agreement. Interest on the Term Loan A BA Advances varied within a range of 275 to 375 basis points above BA rates. Interest on the Term Loan B-1 BA Advances varied within a range of 400 to 425 basis points above BA rates. Interest on the Revolving Credit Facility Canadian Prime Advances varied within a range of 175 to 275 basis points above Canadian Prime Rates.

A first charge on all assets of the Company and 7588674 was provided as security for the Term Loan Facilities and Revolving Credit Facility.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

d)	Langley mortgage

On May 2, 2016, the Company completed the purchase of the land and building adjacent to the Cascades Langley Casino for $3,030 including closing costs. The Company paid for the purchase with $930 in cash and financed the remaining amount with the assumption of a $2,100 mortgage secured by the land and building. The mortgage bears a fixed interest rate of 3.25% per annum and matures on June 1, 2021.

The principal for the Langley mortgage was repaid in full on March 12, 2018 with proceeds from the Sale and Leaseback Transactions (note 10).

e)	Vernon mortgage

On January 10, 2014, the Company completed the purchase of the land and building of the existing Lake City Vernon Casino for $8,436 including closing costs. The Company paid for the purchase with $3,786 in cash and financed the remaining amount with the assumption of a $4,650 mortgage secured by the land and building. The mortgage bears a fixed interest rate of 4.29% per annum and matures on April 2, 2019.

The principal payments for each of the next five years ending December 31 for the Vernon mortgage are as follows:

$
2019	3,743
2020	—
2021	—
2022	—
2023	—

f)	8.25% Second Priority Senior Secured Notes

On February 22, 2017, the Company issued US$255,000 of the 8.25% Notes. The 8.25% Notes mature on March 1, 2024 and bear interest at 8.25% per annum. Interest is payable semi-annually on March 1 and September 1 of each year, commencing on September 1, 2017.

A second charge on all assets of the Company and 7588674 is provided as security for the 8.25% Notes.

The Company’s 8.25% Notes agreement has provisions for early redemption during defined periods prior to maturity with the payment of defined premiums, which require separation under the embedded derivative accounting rules. On issuance on February 22, 2017, the fair value of the embedded derivative was $1,516 and was recorded as a derivative asset in other assets and as a premium on the long-term debt in the consolidated balance sheet. The fair value of the embedded derivative included in other assets as at December 31, 2018 was $5,520 (2017 – $10,795). Accordingly, a change in fair value of embedded derivative loss of $5,275 (2017 – derivative gain of $9,280) has been recognized during the year. The premium is amortized over the term of the 8.25% Notes using the effective interest rate method.

Transaction costs directly related to the 8.25% Notes of $10,223 were capitalized and are being amortized using the effective interest rate method over the life of the 8.25% Notes.

In the event of a Change of Control (as defined in the 8.25% Notes agreement), the holders of the 8.25% Notes will have the right to require the Company to repay all or a portion of the outstanding

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

8.25% Notes at a purchase price equal to 101% of the principal amounts of the 8.25% Notes plus accrued and unpaid interest. This feature is closely related under the embedded derivative accounting rules and does not require separation.

g)	The component of other current assets is as follows:

	2018 $	2017 $
CCIRS derivative	6,115	—

The components of other non-current assets are as follows:

	2018 $	2017 $
Embedded derivative	5,520	10,795
CCIRS derivative	22,611	—
Revolving Credit Facility deferred transaction costs	1,763	2,044

	29,894	12,839

The components of other current liabilities are as follows:

	2018 $	2017 $
CCIRS derivative	—	72
Finance lease liabilities	402	—

	402	72

The components of other non-current liabilities are as follows:

	2018 $	2017 $
CCIRS derivative	—	27,693
Finance lease liabilities	413	—
Deferred revenue	417	750

	830	28,443

On July 16, 2018, the Company amended its existing CCIRS contracts in relation to Term Loan B. Management has entered into CCIRS contracts that cover 75% of the senior secured first lien loan of US$440,000. The CCIRS contracts: (i) terminate on March 14, 2022; (ii) are fixed at an average US dollar foreign exchange rate of 1.3166; and (iii) bear a fixed weighted average interest rate of 4.94%.

The CCIRS contracts pertaining to the 8.25% Notes, which cover 75% of the US$255,000 principal: (i) terminate on March 1, 2021; (ii) are fixed at a US dollar to Canadian dollar foreign exchange rate of 1.3168; and (iii) bear a fixed weighted average interest rate of 7.85%.

h)	As part of completing the Playtime Gaming Group Inc. acquisition, the vendor group placed a third charge mortgage on the real estate asset located in Courtenay, British Columbia that was acquired.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The change in liabilities arising from financing activities is as follows:

	Current portion of long-term debt $	Long- term debt $
Balance—December 31, 2016	57,037	476,864

Cash flows from (used in)
Proceeds from long-term debt	5,880	943,208
Deferred transaction costs	—	(25,278)
Repayment of long-term debt	(31,447)	(480,517)
Net repayment of Revolving Credit Facility and Swingline Facility	19,410	—

Total cash movements	(6,157)	437,413

Non-cash changes
Amortization of deferred transaction costs	—	2,498
Debt premium related to embedded derivatives	—	1,515
Loss on debt extinguishment	—	6,208
Foreign exchange gain	—	(40,991)
Reclassification of long-term debt	2,216	(2,216)

Total non-cash movements	2,216	(32,986)

Balance—December 31, 2017	53,096	881,291

	Current portion of long-term debt $	Long- term debt $
Cash flows from (used in)
Proceeds from long-term debt	6,001	563,300
Deferred transaction costs	—	(8,545)
Repayment of long-term debt	(8,095)	(582,098)
Revolving Credit Facility	(45,000)	—

Total cash movement	(47,094)	(27,343)

Non-cash changes
Amortization of deferred transaction costs	—	2,504
Amortization of loan liability	—	(584)
Loss on debt extinguishment	—	13,178
Loss on debt modification	1,159	5,105
Foreign exchange loss	—	58,765
Reclassification of long-term debt	3,743	(3,743)

Total non-cash movements	4,902	75,225

Balance—December 31, 2018	10,904	929,173

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

15	Share capital

Authorized

Unlimited number of voting common shares without par value

Issued and outstanding

	Number of shares	Amount $
Balance—December 31, 2016	39,389,618	347,163
Issued to a director for services rendered	8,946	102
Return of capital	—	(191,680)

Balance—December 31, 2017	39,398,564	155,585
Issued to a director for services rendered	8,946	101
Return of capital	—	(136,481)

Balance—December 31, 2018	39,407,510	19,205

On February 15, 2017, the Board of Directors of the Company approved a resolution authorizing a US$100,000 ($131,680) reduction in stated capital of the Company and the return of the US$100,000 ($131,680) capital reduction to the common shareholders. Shareholders of the Company as at February 15, 2017 were paid their pro rata share of the stated capital reduction based on the number of shares held.

On December 28, 2017, the Board of Directors of the Company approved a resolution authorizing a $60,000 reduction in stated capital of the Company and the return of the $60,000 capital reduction to the common shareholders. Shareholders of the Company as at December 28, 2017 were paid their pro rata share of the stated capital reduction based on the number of shares held.

On March 12, 2018, the Board of Directors of the Company approved a resolution authorizing a US$100,000 ($128,746) reduction in stated capital of the Company and the return of the US$100,000 ($128,746) capital reduction to the common shareholders. Shareholders of the Company as at March 12, 2018 were paid their pro rata share of the stated capital reduction based on the number of shares held. A bondholder consent fee and related costs of $7,592 were paid in relation to the return of capital to shareholders and were recorded as part of transaction costs (note 17).

On October 25, 2018, the Board of Directors of the Company approved a resolution authorizing a $7,500 reduction in stated capital of the Company and the return of the $7,500 capital reduction to the common shareholders. Shareholders of the Company as at October 25, 2018 were paid their pro rata share of the stated capital reduction based on the number of shares held.

On December 20, 2018, the Board of Directors of the Company approved a resolution authorizing a $235 reduction in stated capital of the Company and the return of the $235 capital reduction to the common shareholders. Shareholders of the Company as at December 20, 2018 were paid their pro rata share of the stated capital reduction based on the number of shares held.

Share-based compensation

The Company has entered into arrangements to provide share-based compensation to select executives and a director.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The most significant arrangements provide for certain executives of the Company to receive a number of shares based on a monetary value determined at a future date based on the payment of dividends (other than recurring dividends) or certain future liquidity events, provided the executive is employed by the Company or within six months of the date of the liquidity events if terminated without just cause. Potential liquidity events involve the sale of the common shares of the Company by the existing shareholders. The monetary value is determined based on the price of the common shares and the number of common shares sold at the future event.

a)

The number of potential shares issuable under the share-based payment arrangements as at December 31, 2018 is 2,323,139 (2017 – 2,194,377) if all of the common shares held by existing shareholders are sold.

The award under the arrangement is considered to be granted and the weighted average fair value of the award is $10.49 per share as at December 31, 2018 (2017 – $10.43). The fair value was based on the Company’s estimate of the fair value of its common shares at the award date based on the most recent share issuance. The Company has estimated the number of shares expected to vest based on its estimate of the most likely possible outcome of a sale of some or all common shares by the existing shareholders and the possible service periods of the executives. The number of shares expected to vest as at December 31, 2018 is 1,934,688 (2017 – 1,457,234).

The length of the vesting period depends on various events and the Company has estimated the expected vesting period based on the most likely outcome of the performance condition. The Company revises its estimate of the length of the vesting period, if necessary, if subsequent information indicates that the period has changed.

b)	During the year ended December 31, 2018, the Company issued 8,946 common shares (2017 – 8,946) with an aggregate value of $101 (2017 – $102) to a director for services rendered.

c)

As a result of the return of the $131,680 capital reduction on February 15, 2017, certain executives of the Company became entitled to share-based compensation of $9,653. The payment of these amounts was made in cash, with $1,486 paid in cash during the year ended December 31, 2018.

d)

As a result of the return of the $60,000 capital reduction on December 28, 2017, certain executives of the Company became entitled to share-based compensation of $3,888. The payment of these amounts was made in cash.

e)

As a result of the return of the $128,746 capital reduction on March 12, 2018, certain executives of the Company became entitled to share-based compensation of $8,718. The payment of these amounts was made in cash.

f)

As a result of the return of the $7,500 capital reduction on October 25, 2018, certain executives of the Company became entitled to share-based compensation of $505. The payment of these amounts was made in cash.

g)

As a result of the return of the $235 capital reduction on December 20, 2018, certain executives of the Company became entitled to share-based compensation of $16. The payment of these amounts was made in cash.

As a result of the history of the Board of Directors approving payment of share-based compensation related to the return of the capital reduction to the common shareholders in cash, a portion of share-based compensation is now considered cash settled. This portion has been recognized at fair value. As at

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

December 31, 2018, an amount of $nil (2017 – $5,686) had been included in accounts payable and accrued liabilities.

During the year ended December 31, 2018, the Company recognized total share-based compensation expense of $9,029 (2017 – $19,631).

16	Income taxes

Deferred income taxes

	2018 $	2017 $
Deferred tax assets	—	—
Deferred tax liabilities	(12,449)	(14,826)

Deferred taxes—net	(12,449)	(14,826)

Deferred tax assets and liabilities will be recovered after more than 12 months.

The components of the net deferred income tax assets and liabilities are as follows:

	2018 $	2017 $
Deferred tax assets
Non-capital losses	—	846
Intangible assets	4,999	17,736
Deferred rent	—	1,414
Transaction costs	—	263

Tax assets	4,999	20,259
Set off by deferred tax liabilities	(4,999)	(20,259)

Net deferred tax assets	—	—

Deferred tax liabilities
Property and equipment	(4,423)	(21,559)
Intangible assets	(8,026)	(10,335)
Financial derivatives	—	(3,070)
Other assets and liabilities	(4,999)	(121)

Tax liabilities	(17,448)	(35,085)
Set off by deferred tax assets	4,999	20,259

Net deferred tax liabilities	(12,449)	(14,826)

On the consolidated balance sheet, deferred tax assets and liabilities have been offset where the Company has the legal right and intends to offset.

Deferred income tax assets are recognized for tax loss carry-forwards to the extent that the realization of the related tax benefit through future taxable profits is probable.

At December 31, 2018, the Company has non-capital losses carried forward for federal income tax purposes of $316,135 (2017 – $283,145). The non-capital losses expire from 2034 to 2037. Of this amount, non-capital losses pertaining to $316,135 (2017 – $280,031) have not been recognized in these consolidated financial statements.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The acquisition of POM, as more fully described in note 24, is intended to allow the Company to utilize POM’s non-capital losses, which Nature Market Restaurants Corp. (“NMRC”) has represented to be not less than $217,000. The POM non-capital losses acquired have been reduced to $213,000 due to temporary differences and a lower than expected performance in the final period prior to the acquisition. The reduced loss amount is insignificant to initiate a claim to reduce the purchase price of this acquisition. The Company’s ability to access and utilize these non-capital losses may be limited in certain circumstances, including upon an acquisition of control of the Company. NMRC has indemnified the Company for any breach of representations made, up to a maximum of 50% of the total purchase price paid, being a maximum of $8,148. The Company will recognize a deferred tax asset in relation to these acquired non-capital losses to the extent that the realization of a related tax benefit through future taxable profits is probable. At December 31, 2018, the Company has not recognized any deferred tax assets in relation to these acquired non-capital losses in these financial statements.

The Company’s current income tax expense and recovery of deferred income taxes are as follows:

	2018 $	2017 $
Current income tax expense	(1,898)	(1,780)
Recovery of deferred income taxes	2,377	2,147

Provision for income taxes	479	367

The Company’s income tax expense (recovery) can be reconciled to income (loss) before income taxes as follows:

	2018 $	2017 $
Income (loss) before income taxes	140,243	(28,142)
Statutory tax rates	26.75%	26.21%

Expense (recovery) of income taxes at statutory tax rates	37,515	(7,376)
Tax effects of:
Non-taxable portion of net capital gain	(14,846)	(3,030)
Share-based compensation and other non-deductible expenses	318	1,648
Change in unrecognized deferred tax (liabilities) assets	(19,804)	41,189
Permanent difference	1,446	(1,250)
Other	688	(144)
Discontinued operations	(5,796)	(9,776)
Assets held for sale	—	(21,628)

Net expense (recovery) of income taxes	(479)	(367)

The expense (recovery) of income taxes is recognized based on the weighted average annual income tax rate expected for the year of 26.75% (2017 – 26.21%).

Other income tax matters

The Canada Revenue Agency (“CRA”) has conducted audits of the Company’s and its subsidiaries Boardwalk Gaming Squamish Inc. and 427967 B.C. Ltd. relating to the taxation years ended December 31, 2010 to 2014. The CRA has taken the view to recharacterize FDC amounts as taxable income, as well as reclassify amounts included in Class 14 as Eligible Capital Property.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

For accounting purposes, FDC is recorded as part of revenues in the consolidated statement of operations and comprehensive income (loss) when received. For income tax purposes, based on the underlying operating agreements with the BCLC and the BCLC FDC policy, management believes that FDC received from the BCLC is appropriately characterized under the relevant income tax laws as a reimbursement and a reduction of the cost of the related long-lived asset.

As part of its audit, the CRA has taken the view that FDC was received as service fee income and should be included in taxable income when received instead of being a reimbursement of the BCLC-approved gaming related property, plant and equipment costs as filed by the Company and its subsidiaries. If the CRA’s current views prevail, it would accelerate the timing of when the Company and its subsidiaries recognize taxable income, but would also increase the tax depreciation deduction (capital cost allowance) that the Company could recognize in prior and future years.

During the year ended December 31, 2015, the Company received notices of reassessment and/or notices of determination of loss from the CRA relating to the taxation years ended December 31, 2010 to 2012 inclusive for the Company and December 31, 2011 and 2012 inclusive for its subsidiaries Boardwalk Gaming Squamish Inc. and 427967 B.C. Ltd. During the year ended December 31, 2017, the Company received notices of determination of loss from the CRA relating to the taxation years ended December 31, 2013 to 2014 and a notice of reassessment relating to the taxation years ended December 31, 2015 and 2016 for the Company. The Company also received a notice of determination of loss from the CRA relating to the taxation year ended December 31, 2014 pertaining to Boardwalk Gaming Squamish Inc. and a notice of reassessment from the CRA relating to the taxation year ended December 31, 2014 pertaining to 427967 B.C. Ltd. During the year ended December 31, 2018, the Company received a notice of confirmation from the CRA relating to the taxation year ended December 31, 2010 and the taxation years ended December 31, 2012 to 2014 inclusive. The Company also received a notice of confirmation from the CRA relating to the taxation years ended December 31, 2011, 2012 and 2014 pertaining to Boardwalk Gaming Squamish Inc. and 427967 B.C. Ltd., respectively.

The Company and its subsidiaries Boardwalk Gaming Squamish Inc. and 427967 B.C. Ltd. intend to vigorously defend their tax filing and have filed notices of objection to the above notices of reassessments and notices of determination of loss. During the year ended December 31, 2018, the Company and its subsidiaries Boardwalk Gaming Squamish Inc. and 427967 B.C. Ltd. collectively filed a notice of appeal to the Tax Court of Canada with respect to the reassessments and loss determinations. The Company believes that the filing positions adopted are appropriate and in accordance with the law. The Company also believes it has substantial defences in response to the matters raised by the CRA and will vigorously appeal the reassessments and redeterminations. No provision has been made in these consolidated financial statements for the reassessments. The Company has sufficient non-capital loss carry-forwards to offset any additional income taxes that are payable as a result of the reassessments. During the year ended December 31, 2015, the CRA accepted the Company’s application of non-capital loss carry-forwards for years in which the reassessments resulted in taxable income to eliminate taxes payable and prevent interest and penalties from accruing. According to the notices of reassessment and notices of determination of loss received and the CRA proposed amendments, net income for tax purposes for the taxation years ended December 31, 2010, 2011, 2012, 2013, 2014, 2015 and 2016 would increase by $1,715, $30,908, $31,217, $30,073, $31,840, $28,528 and $28,528, respectively. The likely timing to resolve this matter may take years.

The CRA has conducted excise tax audits of the Company and its subsidiary 7588674 relating to the taxation period of May 18, 2010 to June 30, 2015 and February 1, 2010 to September 16, 2010, respectively. The CRA has taken the view that the Company and its subsidiary were not providing a financial service to

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

their customers in relation to ATM fees collected, and as such, GST and/or HST should have been collected and remitted as the Company and its subsidiary were not providing an exempt supply.

During the year ended December 31, 2018, the Company and its subsidiary 7588674 received notices of reassessments from the CRA relating to the taxation period of May 18, 2010 to June 30, 2015 and February 1, 2010 to September 16, 2010, respectively. The CRA adjusted the net tax on the Company’s GST/HST returns by $2,534 and the net tax on its subsidiary 7588674’s GST/HST returns by $219. In addition, the CRA assessed penalties of approximately $634 and $55, respectively. During the year ended December 31, 2018, the Company and its subsidiary 7588674 remitted payment of the net tax owing of $2,563 and $224, respectively. In addition, the Company and its subsidiary 7588674 remitted payments of $641 and $55, respectively, in relation to the assessed penalties and $878 and $120, respectively, in relation to interest. The Company and its subsidiary 7588674 each filed a notice of objection to the Chief of Appeals of the CRA to the above notices of reassessments resulting from the excise tax audits.

17	Other expenses

	2018 $	2017 $
Transaction costs	23,835	5,168
Site pre-opening costs	1,629	1,559
Restructuring costs	4,602	818
Business acquisition costs	2,817	7,017
Other	1,899	615

	34,782	15,177

Transaction costs comprise non-recurring costs associated with the Company’s prospectus, registration statements, and other financing fees.

18	Interest expense

	2018 $	2017 $
Interest on long-term debt	53,250	56,623
Amortization of deferred transaction costs and premium on long-term debt	2,955	2,956
Non-deductible interest and penalties	1,016	—

	57,221	59,579

The Company incurred $53 (2017 – $nil) in interest expense related to its finance lease liabilities.

19	Financial instruments

Financial risk management

The Company’s activities expose it to a variety of financial risks, which include credit risk, liquidity risk, interest rate risk and foreign exchange rate risk. The Company’s risk management activities are designed to mitigate possible adverse effects on the Company’s performance. Risk management activities are managed by the finance and accounting department.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The Company’s significant financial instruments and the types of risks to which their carrying values are exposed are as follows:

Market risk
	Credit risk	Liquidity risk	Interest rate	Foreign exchange rate
Cash and cash equivalents	X		X
Amounts receivable	X
Derivative financial assets (other assets)	X		X	X
Derivative financial liabilities (other liabilities)			X	X
Gaming revenue payable to BCLC, AGLC and OLG		X
Accounts payable and accrued liabilities		X		X
Deferred consideration payable		X
Long-term debt		X	X	X

Credit risk

Credit risk is the risk that a party to one of the Company’s financial instruments will cause a financial loss to the Company by failing to discharge an obligation. The carrying values of the Company’s financial assets represent the maximum exposure to credit risk and are as follows:

	2018 $	2017 $
Cash and cash equivalents	176,024	97,385
Amounts receivable	48,522	39,838

	224,546	137,223

Cash and cash equivalents: Credit risk associated with these assets is minimized by ensuring that cash and cash equivalents are held by high-quality financial institutions.

Amounts receivable: Credit risk associated with these balances is minimized due to the nature of the Company’s business. The majority of the balances are due from the federal government for sales tax rebates and from provincial gaming corporations.

IFRS 9’s new impairment requirements use forward-looking information to recognize expected credit losses—the ECL model, which replaces the ‘incurred loss’ model in IAS 39. The Company applies the IFRS 9 simplified approach in determining the credit risks of financial instruments and accounting for the amounts receivable and contract assets. The new impairment model is applied at each balance sheet date to the Company’s amounts receivable and contract assets.

The ECL model did not have significant impact on the Company’s amounts receivable as the majority of the balances are due from the federal government and provincial gaming corporations and contract assets are due from the OLG.

Included in the Company’s amounts receivable is a markers receivable balance from gaming patrons. The Company continuously monitors the credit quality of customers based on a credit rating analysis. Where available, external credit ratings and/or reports on customers are obtained and used. The Company’s policy is to deal only with creditworthy counterparties. The credit terms range between two and 30 days. The credit terms for customers as negotiated with customers are subject to an internal approval process which

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

considers the credit rating analysis. The ongoing credit risk is managed through regular review of ageing analysis, together with credit limits per customer.

The Company applies the IFRS 9 simplified model of recognizing lifetime expected credit losses for all markers receivable as these items do not have a significant financing component.

In measuring the expected credit losses, the markers receivable have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the collections portfolio status of customers.

The expected loss rates are based on the payment profile for credit extended over the past 15 months before December 31, 2018 as well as the corresponding historical credit losses during that period. The historical rates are adjusted to reflect current and forward-looking macroeconomic factors affecting the customer’s ability to settle the amount outstanding.

Markers receivable are written off (i.e. derecognized) when there is no reasonable expectation of recovery. Failure to make payments within 365 days from the marker issuance date and failure to engage with the Company on alternative payment arrangement, among other factors, are considered indicators of no reasonable expectation of recovery.

As at December 31, 2018, the Company had a gross markers receivable balance of $3,890 (2017 – $nil) and a provision for bad debts of $3,039 (2017 – $nil) and no amounts receivable were past due or impaired.

Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivery of cash or another financial asset. The Company settles its financial obligations out of cash and cash equivalents. The ability to do this relies on the Company generating sufficient revenue, collecting amounts receivable in a timely manner, and maintaining sufficient cash and cash equivalents for anticipated needs.

The contractual maturity of the Company’s financial liabilities (including estimated interest based on the total leverage ratio requirements under the terms of the 2018 Senior Secured Credit Facility and excluding Excess Cash Payments for fiscal years ending December 31, 2018 and onwards (note 14)) on an undiscounted basis is as follows:

	Expected payments by period as at December 31, 2018
	Expected within 1 year $	2 – 3 years $	4 – 5 years $	More than 5 years $	Total $
Gaming revenue payable to BCLC, AGLC and OLG	7,052	—	—	—	7,052
Accounts payable and accrued liabilities	96,672	—	—	—	96,672
Deferred consideration payable	400	—	—	—	400
Long-term debt	72,742	135,080	698,647	362,181	1,268,650

	176,866	135,080	698,647	362,181	1,372,774

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in interest rates and/or foreign currency exchange rates or other price risk.

a)	Interest rate risk

Interest rate risk is the risk that the fair value or cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s variable rate long-term debt is subject to significant cash flow interest rate risk.

If interest rates on the Company’s variable rate long-term debt had been 1% higher or 1% lower, with all other variables held constant, the effect on the Company’s interest expense for the year ended December 31, 2018 would have been $5,220 (2017 – $5,661) higher or lower, respectively.

b)	Foreign exchange rate risk

Foreign exchange rate risk is the risk that the fair value or cash flows of a financial instrument will fluctuate due to changes in foreign exchange rates.

The Company has cash and cash equivalents denominated in US dollars. As at December 31, 2018, US dollar denominated cash and cash equivalents totalled US$3,517 (2017 – US$5,598).

The Company periodically has accounts payable and accrued liabilities denominated in US dollars. As at December 31, 2018, US dollar denominated accounts payable and accrued liabilities totalled US$13,573 (2017 – US$22,246).

Management has entered into CCIRS contracts which cover 75% of the US$695,000 principal value of the US dollar denominated debt at a fixed US dollar to Canadian dollar foreign exchange rate of 1.3168. For additional details on the CCIRS contracts, refer to note 14.

If the year-end foreign exchange rate had been 10% higher or 10% lower, with all other variables held constant, the effect on the Company’s income (loss) for the year ended December 31, 2018 would have been $98,701 (2017 – $85,319) higher or lower, respectively.

Fair values of financial instruments

Financial assets and liabilities accounted for or disclosed at fair value on a recurring basis are classified within a fair value hierarchy that reflects the significance of the inputs used in determining fair value. There are three levels of the fair value hierarchy.

Level 1—Quoted prices in active markets for identical assets

Instruments that have unadjusted quoted prices available in an active market for identical assets or liabilities.

Level 2—Significant other observable inputs

Instruments that do not have quoted prices in active markets but for which market observable inputs are used as the inputs in the determination of fair value.

Level 3—Unobservable inputs

Instruments that have a significant input into the fair value measurement that is derived from management’s best estimates and market observable information is not available for such input.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The Company’s only financial instruments accounted for at fair value subsequent to initial recognition are the embedded derivative and CCIRS, which are classified as held-for-trading.

The Company’s other financial instruments are measured at amortized cost. The Company provides fair value disclosures for financial instruments measured at amortized cost. The carrying values of cash and cash equivalents, amounts receivable, gaming revenue payable to BCLC, AGLC and OLG, and accounts payable and accrued liabilities approximate their fair values because of the short-term nature of these instruments.

The fair value disclosures involve the use of fair value measurements. These fair value disclosure measurements are categorized as follows in the fair value hierarchy:

		2018		2017
	Fair value hierarchy	Carrying amount $	Fair value $	Carrying amount $	Fair value $
Derivative financial instruments (other assets)	Level 3	34,246	34,246	10,795	10,795
Derivative financial instruments (other liabilities)	Level 3	—	—	27,765	27,765
Deferred consideration payable	Level 3	400	400	1,600	1,600
Long-term debt	Level 3	940,077	915,464	934,387	986,771

Term Loan B was fair valued using an effective rate as at December 31, 2018 of 6.98%. The 8.25% Notes were fair valued using an effective rate of 7.56% (2017 – 5.90%).

The fair value of the Company’s 8.25% and 8.50% Notes (the “Notes”) has two components of value: a conventional Note obligation and a prepayment option that allows the Company in certain circumstances to prepay the Notes. The prepayment option is exercisable through payment of a prepayment penalty. The Company has determined that the prepayment option is an embedded derivative. Accordingly, on initial recognition of the obligations on issuance of the Notes, a prepayment option asset has been recorded. The Notes and embedded derivative have been separately valued.

On initial recognition, the estimated future cash flows of long-term debt were discounted using a discount rate derived from an appropriate risk-free interest rate yield curve commensurate with the timing of the contractual maturity of the future cash flows. A credit spread was added to the risk-free rate to derive the total rate. As the Company does not have a market observable credit spread, the Company obtained a range of potential credit spreads available from market observable information on entities with a comparable credit risk and debt maturity to the Company. In determining the appropriate credit spread input to the discounted cash flow model at the reporting date, the Company selected its best estimate of the credit spread that was within the Company’s estimate of a reasonably possible range of credit spreads based upon observable market information. The Company used a consistent valuation method and related valuation model as at December 31, 2018 and 2017 to provide fair value disclosure of long-term debt.

The embedded prepayment options that have been separated from the Notes are valued using the Hull-White one factor model as implemented in the FINCAD callable bond function, for which the key inputs at December 31, 2018 are the mean-reversion constant of 24.69% (2017 – 12.68%) and interest rate volatility of 1.64% (2017 – 1.14%). The embedded prepayment options are subsequently measured at FVTPL. The embedded derivative financial instrument is measured on a recurring basis and the fair value measurement is categorized in Level 3 of the fair value hierarchy.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The CCIRS derivatives are valued using a discounted cash flow model as implemented in the Bloomberg Swap Manager for which the key inputs are the terms of the CCIRS contracts and market data as at December 31, 2018. The CCIRS derivatives are subsequently measured at FVTPL. The CCIRS derivative financial instruments are measured on a recurring basis and the fair value measurement is categorized in Level 3 of the fair value hierarchy.

Movement in the value of derivative financial instruments is as follows:

	2018 $	2017 $
Opening balance—embedded derivative	10,795	773
Loss on debt extinguishment related to the 8.50% Notes	—	(773)
Inception fair value of embedded derivative related to the 8.25% Notes	—	1,515
Change in fair value of embedded derivative related to the 8.25% Notes	(5,275)	9,280

Closing balance—embedded derivative	5,520	10,795

Opening balance—CCRIS derivatives	(27,765)	—
Inception fair value of CCRIS derivatives	(440)	—
Change in CCIRS derivatives	56,931	(27,765)

Closing balance—CCIRS derivatives	28,726	(27,765)

The change in CCIRS derivatives in the above table does not include the settlement amounts of the CCIRS derivatives.

20	Capital management

The Company’s capital structure comprises deficiency, long-term debt and outstanding letters of credit.

The Company’s objective when managing capital is to safeguard its ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital.

The Company’s strategy is to ensure it remains compliant with all of its existing debt covenants, so as to ensure continuous access to debt capital markets. Management reviews results and forecasts regularly to monitor the Company’s compliance.

The Amended and Restated Credit Agreement for Term Loan B and the Revolving Credit Facility (note 14) requires compliance with the following financial performance covenant: total net leverage ratio as defined in the credit agreement. The Company is in compliance with the financial covenant as at December 31, 2018.

Under the terms of the Amended and Restated Credit Agreement relating to its Term Loan and Revolving Credit Facilities, the Company is permitted to remedy non-compliance with debt covenants by completing an equity cure by issuing common shares of the Company and repaying the Term Loan with the proceeds from the share issuance. Equity cures are available to the Company five times during the term of the agreement.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

21	Commitments and contingencies

Operating lease commitments

The Company leases office space and equipment as well as certain of its casino and community gaming centre locations. The lease terms are between one and 23 years, and the majority of lease agreements are renewable at the end of the lease period at market rent. As at December 31, 2018, future minimum operating lease payments (excluding variable rent based on revenue and additional rent for operating expenses) are as follows:

$
No later than 1 year	73,282
Later than 1 year and no later than 5 years	266,627
Later than 5 years	1,064,982

1,404,891

During the year ended December 31, 2018, the Company recognized operating lease expense of $63,201 (2017 – $20,787).

Other commitments

The Company has covenanted to the OLG that the OLG shall realize gaming revenue in each year that is equal to or greater than an agreed upon threshold in respect of each operating year, or to otherwise pay to the OLG the amount by which the gaming revenue realized in a year is less than the applicable threshold in respect of such year (each such payment, a “Threshold Top-Up Amount”). Based on the Ontario operating results, the likelihood that the Company will fail to generate sufficient gaming revenue for the OLG for any year is expected to be remote, and as such, no provision has been made for Threshold Top-Up Amounts.

On February 14, 2018, the Company signed the OSAs with the BCLC in relation to all its British Columbia casino and community gaming centre operations, effective April 1, 2018. The OSAs have a 20-year term with an option to extend for an additional five years. All the Company’s British Columbia casino and community gaming centre operations will be entitled to payments from the BCLC for both eligible gaming and other eligible capital expenditures at a rate of 5% of Net Win through the MIR program, replacing the BCLC’s FDC and AFDC program, as long as the Company fulfills the required MIR spend amount over the 20-year term. The minimum investment that the Company is required to make over the 20-year term of the OSAs is approximately $700 million which can be reduced by up to $200 million, of which $179 million is the carry-forward balance under the FDC and AFDC program.

As at March 12, 2018, the Company committed to a security deposit in relation to the sale and leaseback properties of $10,000 to be paid over 36 months effective April 1, 2018. In the event of the properties sold as part of the Sale and Leaseback Transactions being expropriated, the rental payments owing by the Company to the landlord will continue as a contractual obligation for the remainder of the lease term (note 10(d)).

As at December 31, 2018, the Company has committed to purchase orders in relation to the acquisition of slot machines of US$1,689 (2017 – US$5,686).

As at December 31, 2018, the Company has committed to purchase orders or agreements in relation to the development and/or renovation of certain casinos and community gaming centres of $90,945 (2017 – $22,948).

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

As at December 31, 2018, the Company has committed to purchase orders in relation to the implementation of the gaming management system of $10,183 (2017 – US$1,748).

Contingencies

Various claims and litigation arise in the course of the Company’s business. The Company believes it has accounted for sufficient provisions in relation to such claims and litigation (note 16), and remaining contingencies should not have a material effect on the financial position or operating results of the Company.

22	Changes in non-cash working capital items

	2018 $	2017 $
Amounts receivable	1,498	(32,261)
Inventory	322	(302)
Prepaid expenses and deposits	(6,320)	(139)
Gaming revenue payable to BCLC and OLG	(6,865)	6,795
Accounts payable and accrued liabilities	(7,130)	18,829
Deferred revenue	456	1,726

	(18,039)	(5,352)

23	Expenses breakdown by nature

	2018 $	2017 $
Employee costs	269,790	184,149
Rent	74,879	19,412
Amortization and depreciation	67,124	92,127
Raw materials and consumables	39,887	28,701
Marketing and promotion	36,394	19,583
Repairs, maintenance and office	24,063	17,548
Transaction costs	23,834	5,168
Utilities and property tax	20,397	14,789
Other	15,517	4,609
Professional and services	10,825	6,636
Share-based compensation	9,029	19,631
Licences, permits and subscriptions	8,369	5,388
Travel and entertainment	2,473	1,498
Business acquisition costs	2,817	7,017
Writedown of non-financial assets	4,498	988

	609,896	427,244

24	Related party transactions

The Company is controlled by The Catalyst Capital Group Inc. (incorporated in Canada), which owns 73.5% of the Company’s shares and is the Company’s ultimate controlling party.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

During the years ended December 31, 2018 and 2017, shareholders of the Company provided consulting and advisory services without charge.

On June 29, 2018, the Company entered into a share purchase agreement with NMRC to acquire all of the shares of NMRC’s wholly owned subsidiary, POM, for a purchase price of $16,295. Catalyst II, Catalyst II-P and Catalyst III (“Catalyst Entities”) own and control NMRC. The closing of the POM acquisition occurred on July 13, 2018 (“Closing Date”). The purchase price payable by the Company was satisfied by way of a $14,711 deposit paid by the Company to the Catalyst Entities, with a holdback of $1,584 to be released 12 months following the Closing Date, assuming all conditions of release are met. The acquisition of POM is intended to allow the Company to utilize POM’s non-capital losses, which NMRC has represented to be not less than $217,000.

Compensation of key management

Key management includes the Company’s Board of Directors and executive officers. Compensation awarded to key management is as follows:

	2018 $	2017 $
Salaries and other benefits	3,731	3,314
Share-based compensation	9,029	19,631

	12,760	22,945

25	Employee future benefits

The Company makes contributions into a Registered Retirement Savings Plan and pension plans for its British Columbia and Alberta employees. Under these plans, the Company makes contributions equal to the employees’ contributions, subject to a maximum limit. The Company also makes contributions into a defined contribution pension plan for its Ontario employees effective for the Southwest Gaming Bundle, North Gaming Bundle, and Central Gaming Bundle on May 9, 2017, May 30, 2017 and July 18, 2018, respectively. Under this plan, the Company makes a fixed percentage contribution based on employee earnings and also makes contributions equal to the employees’ contributions, subject to a maximum limit. Employer contributions made during the year ended December 31, 2018 totalled $4,889 (2017 – $2,211).

26	Discontinued operations

As at September 30, 2019, the Company made a formal decision to sell Grand Villa Casino Edmonton, Starlight Casino Edmonton, and the regional corporate office in Edmonton (collectively, the “Edmonton Region”). This plan is the result of management’s strategic shift to focus on the growth of its properties in BC and Ontario.

The Edmonton Region represents a separate major geographical area of operations that the Company expects it will no longer control after the sale is completed. The Company expects to complete the sale within one year. As a result, the revenue, expenses, and cash flows related to the Edmonton Region have been presented in these financial statements as discontinued operations on a retroactive basis.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The net loss from discontinued operations related to the Edmonton Region is as follows:

	2018 $	2017 $
Revenue
Gaming	20,824	20,835
Food and beverage	10,872	9,128
Automated teller machines	1,085	715
Other	562	360

	33,343	31,038

Expenses
Human resources	25,351	21,891
Operating	3,956	3,564
Marketing and promotion	3,942	3,696
Occupancy	9,350	6,376
Cost of food and beverage	4,723	4,024
Amortization of intangible assets	4,469	1,767
Depreciation of property and equipment	936	4,405
Writedown of non-financial assets (notes 10 and 11)	—	22,600
Other	2,322	32

	55,049	68,355

Loss before other expenses (income) and income taxes	(21,706)	(37,317)

Other expenses (income)
Interest expense	(39)	(13)
Gain on sale of capital assets	—	(5)

	(39)	(18)

Income tax expense
Current	—	—
Deferred	—	—

	—	—

Net loss from discontinued operations, net of tax	(21,667)	(37,299)

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

27	Segmented information

The Company has seven reporting segments: Grand Villa Burnaby, Cascades Langley, Starlight New Westminster, Thompson-Okanagan, Community Gaming Centres, Ontario, and Corporate. Although Corporate did not meet the quantitative thresholds required by IFRS 8, Operating Segments, for reportable segments, management concluded that this segment should be reported, as it is closely monitored by the chief operating decision maker. All business of the Company is conducted in Canada.

	2018 $	2017 $
Gaming
Grand Villa Burnaby	89,555	78,544
Cascades Langley	49,823	46,280
Starlight New Westminster	44,508	44,112
Thompson-Okanagan	33,751	45,071
Community Gaming Centres	23,930	24,178
Ontario	304,563	124,049
Corporate	—	—

	546,130	362,234

Food and beverage
Grand Villa Burnaby	17,785	14,282
Cascades Langley	10,732	11,467
Starlight New Westminster	7,335	7,200
Thompson-Okanagan	9,141	14,269
Community Gaming Centres	6,269	5,931
Ontario	13,727	3,698
Corporate	—	—

	64,989	56,847

Hotel
Grand Villa Burnaby	11,334	11,096
Cascades Langley	2,007	2,405
Starlight New Westminster	—	—
Thompson-Okanagan	—	—
Community Gaming Centres	—	—
Ontario	3,418	—
Corporate	—	—

	16,759	13,501

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	2018 $	2017 $
Automated teller machines
Grand Villa Burnaby	2,058	1,232
Cascades Langley	1,806	1,163
Starlight New Westminster	1,366	891
Thompson-Okanagan	1,512	1,317
Community Gaming Centres	1,280	1,059
Ontario	8,762	4,290
Corporate	—	—

	16,784	9,952

Other
Grand Villa Burnaby	1,629	1,191
Cascades Langley	1,232	1,247
Starlight New Westminster	874	949
Thompson-Okanagan	440	404
Community Gaming Centres	719	719
Ontario	7,395	685
Corporate	50	54

	12,339	5,249

Segment revenue
Grand Villa Burnaby	122,361	106,345
Cascades Langley	65,600	62,562
Starlight New Westminster	54,083	53,152
Thompson-Okanagan	44,844	61,061
Community Gaming Centres	32,198	31,887
Ontario	337,865	132,722
Corporate	50	54

	657,001	447,783

Segment earnings before depreciation, amortization, writedown of non-financial assets, share-based compensation and other expenses
Grand Villa Burnaby	38,504	47,060
Cascades Langley	24,172	30,126
Starlight New Westminster	12,151	19,076
Thompson-Okanagan	6,805	12,895
Community Gaming Centres	13,303	12,557
Ontario	101,457	50,844
Corporate	(33,854)	(24,096)

	162,538	148,462
Amortization of intangible assets	25,144	51,739
Depreciation of property and equipment	41,980	40,388
Writedown of non-financial assets	4,498	988
Other expenses	34,782	15,177

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

	2018 $	2017 $
Share-based compensation	9,029	19,631

Income before other expenses (income) and income taxes	47,105	20,539

Other expenses (income)
Interest expense	57,221	59,579
Interest income	(333)	(679)
Change in fair value of embedded derivative	5,275	(9,280)
Change in fair value of cross currency interest rate swaps	(58,531)	31,991
Loss on debt extinguishment	15,124	16,135
Loss on debt modification	6,264	—
Gain on sale of property and equipment	(192,545)	(31)
Foreign exchange loss (gain)	74,387	(49,034)

	(93,138)	48,681

Income (loss) before income taxes from continuing operations	140,243	(28,142)

Income tax (expense) recovery
Current	(1,898)	(1,780)
Deferred	2,377	2,147

	479	367

Net income (loss) from continuing operations	140,722	(27,775)
Net loss from discontinued operations	(21,667)	(37,299)

Income (loss) and comprehensive income (loss) for the year	119,055	(65,074)

28	Subsequent events

a)

On January 14, 2019, two of GCEL’s wholly owned subsidiaries acquired all of the issued and outstanding shares of Enterprise Entertainment Ltd. (“Enterprise”), B-11 Holdings Ltd. (“B-11”) and 7779 Ventures Inc. (“7779”) (collectively, “Chances Kamloops”). Enterprise operates the Chances Kamloops gaming facility, B-11 provides food and beverage services at the Chances Kamloops gaming facility, and 7779 owns the land upon which the Chances Kamloops gaming facility is located. Concurrently with the closing of the acquisition, Enterprise entered into a new operating service agreement (“OSA”) with the BCLC. On April 1, 2019, 1182065 BC Ltd., Enterprise and B-11 were amalgamated to form a single legal entity called Enterprise Entertainment Ltd.

The total purchase price of $21,643 consisted of $19,893 paid in cash and $1,750 in deferred consideration related to holdback payments for financial adjustments and indemnities. The Company also incurred transaction costs of $430, of which $171 was incurred in 2019 and $259 was incurred in 2018.

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

The following table summarizes the preliminary purchase price allocation of the fair value of assets acquired and liabilities assumed on January 14, 2019:

$
Cash and cash equivalents	382
Non-cash working capital	(239)
Property and equipment	13,375
Intangible assets	14,748
Deferred income taxes	(6,623)

21,643

b)

On March 1, 2019, one of GCEL’s wholly owned subsidiaries acquired all of the issued and outstanding shares of Lucky’s Ventures Ltd. (“Lucky’s”) and MTS Enterprises Ltd. (“MTS”) (collectively, “Chances Signal Point”). Lucky’s operates the Chances Signal Point gaming facility in Williams Lake, BC, and MTS provides food and beverage services at the Chances Signal Point gaming facility. On the same day, another one of the Company’s wholly owned subsidiaries entered into a real property purchase agreement pursuant to which it agreed to purchase the land upon which the Chances Signal Point gaming facility is located. Concurrently with the closing of the acquisition, Lucky’s entered into a new OSA with the BCLC. On May 10, 2019, 1188172 BC Ltd., Lucky’s and MTS were amalgamated to form a single legal entity called Lucky’s Ventures Ltd.

The total purchase price of $17,300 consisted of $16,450 in cash and $850 in deferred consideration related to holdback payments for financial adjustments and indemnities. The Company also incurred transaction costs of $517, of which $388 was incurred in 2019 and $129 was incurred in 2018.

The following table summarizes the preliminary purchase price allocation of the fair value of assets acquired and liabilities assumed on March 1, 2019:

$
Cash and cash equivalents	113
Non-cash working capital	(13)
Property and equipment	5,500
Intangible assets	15,961
Deferred income taxes	(4,261)

17,300

c)	On May 10, 2019, the Company entered into a 364-day bridge loan agreement to borrow US$135,000 (the “Bridge Loan”). The principal is payable upon maturity.

The Bridge Loan bears interest on the unpaid principal amount at rates that start from 7.50% and increases to 15.00% based on the number of days the Bridge Loan is outstanding. The interest shall be payable, at the Company’s option, in cash or in kind by adding such interest to the unpaid principal amount of the Bridge Loan.

On May 17, 2019, the Company entered into a forward contract that covers 100% of the Bridge Loan of US$135,000. The forward contract: (i) may be settled at any time before May 8, 2020; and (ii) is fixed at an US dollar foreign exchange rate of 1.3500.

d)	On May 10, 2019, the Board of Directors of the Company approved a resolution authorizing a $160,694 dividend to the common shareholders. Shareholders of the Company as at May 10, 2019 were

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

paid their pro rata share of the dividend based on the number of shares held. Certain executives of the Company became entitled to share-based compensation of $11,674. The payment of these amounts was made in cash.

e)

Starlight Edmonton has not performed to projections primarily as a result of a weaker Edmonton economy than had been projected. As a result, an impairment assessment was performed as at June 30, 2019. The recoverable amount for the CGU was based on the FVLCOD, which estimates the net present value of the future cash flows expected to be generated by the CGU, discounted using an after-tax discount rate based on the Company’s weighted average cost of capital calculated to be within a range of 8.0% to 10.0% using the capital asset pricing model. These expected future cash flows require a number of assumptions about future business performance. As a result, an impairment of $43,700 was identified, and property and equipment have been written down by $31,590, intangible assets have been written down by $2,542 and right-of-use assets have been written down by $9,568.

f)

An impairment assessment was performed for Grand Villa Edmonton as at September 30, 2019. The recoverable amount for the CGU was based on the FVLCOD, which estimates the net present value of the future cash flows expected to be generated by the CGU, discounted using an after-tax discount rate based on the Company’s weighted average cost of capital calculated to be within a range of 9.5% to 10.5% using the capital asset pricing model. These expected future cash flows require a number of assumptions about future business performance. As a result, an impairment of $19,900 was identified, and property and equipment have been written down by $6,427, intangible assets have been written down by $2,280 and right-of-use assets have been written down by $11,193.

g)

On October 22, 2019, the Company refinanced the Bridge Loan with US$150,000 of term loans under a new term loan facility (the “Term Loan Facility”). The Term Loan Facility matures on April 22, 2022. The Company is required to repay US$15,000, US$15,000, and US$18,750 on December 31, 2020, June 30, 2021, and December 31, 2021, respectively.

The Term Loan Facility bears interest on the unpaid principal amount at rates that range from 10.00% to 15.00% based on the number of days the Term Loan Facility is outstanding. If the Company pays interest in kind, the interest rates range from 12.00% to 17.00% based on the number of days the Term Loan Facility is outstanding. The interest shall be payable, at the Company’s option, in cash or in kind by adding such interest to the unpaid principal amount of the Term Loan Facility.

The Term Loan Facility is hedged by a forward contract that covers 90% of the US$150,000 principal balance. The forward contract: (i) may be settled at any time before May 8, 2020; and (ii) is fixed at an US dollar foreign exchange rate of 1.3500. See note 28(c).

h)

On December 27, 2019, the Company entered into a definitive agreement for a business combination with Leisure Acquisition Corp. (“Leisure”) whereby Leisure will merge into a wholly-owned subsidiary of the Company (the “Transaction”).

In connection with the Transaction, and following a recapitalization of the Company, the outstanding shares of Leisure will be converted into the right to receive shares of the Company at an exchange rate of one-to-one. All outstanding public warrants to purchase Leisure shares will be converted automatically into warrants to purchase shares of the Company at an exercise price of US$11.50 per share. The Company will file a registration statement to become a publicly traded company with its shares expected to be listed on the NYSE under the ticker “GTWY.”

Post-Transaction, the Company’s sources of available cash are expected to be comprised of: (i) cash released from Leisure’s trust account (such amount being subject to any redemptions by Leisure

GTWY Holdings Limited

Notes to Consolidated Financial Statements

December 31, 2018 and 2017

(expressed in thousands of Canadian dollars)

shareholders in connection with the Transaction), (ii) proceeds from a private placement whereby HG Vora has agreed to purchase 3,000,000 units (each unit comprised of one share of the Company and one-half warrant of the Company) of the Company for US$10.00 per unit and (iii) any excess cash on the respective balance sheets of Leisure and the Company at the closing date.

Such available cash is expected to be used to: (i) pay transaction fees and expenses, (ii) repay a portion of the Company’s debt, (iii) fund any cash consideration to the existing shareholders of the Company, and (iv) for general corporate purposes of the combined company.

Insiders of Leisure (the “Sponsors”) and HG Vora have agreed with respect to any private placement warrants purchased by the Sponsors (or their designees) and HG Vora at the time of Leisure’s initial public offering (the “Sponsor Warrants”) to amend the terms of the Sponsor Warrants such that the Sponsor Warrants will be comprised of: (a) 2,775,000 warrants with a strike price of US$11.50 which will be exercisable for five years from the closing date of the Transaction, (b) 2,775,000 warrants with a strike price of US$12.50 which will be exercisable for five years from the closing date of the Transaction and (c) 2,775,000 warrants with a strike price of US$15.00 which will be exercisable for seven years from the closing date of the Transaction.

Existing shareholders of the Company are expected to remain, altogether, the largest shareholders of the Company. In addition to the upfront consideration, the existing shareholders of the Company will have the ability to receive an earn-out payment of up to 4,743,833 common shares of the Company to be delivered in the form of warrants, subject to vesting conditions (as described below), with a nominal strike price. Warrants for 1,897,533 common shares will become exercisable if, after the closing date of the Transaction, the last reported sales price of the Company’s common stock equals or exceeds US$12.50 per share for any 20 trading days within a 30 trading-day period commencing at least 150 days after the closing date of the Transaction through and including the second anniversary of the closing date of the Transaction. Warrants for 2,846,300 additional common shares will become exercisable if, after the closing date of the Transaction, the last reported sales price of the Company’s common stock equals or exceeds US$15.00 per share for any 20 trading days within a 30 trading-day period commencing at least 150 days after the closing date of the Transaction through and including the third anniversary of the closing date of the Transaction.

Furthermore, the existing shareholders of the Company will receive newly-issued warrants in the following tranches: (i) 6,325,110 warrants with a strike price of US$11.50 which will be exercisable for five years from the closing date of the Transaction, (ii) 6,325,111 warrants with a strike price of US$12.50 which will be exercisable for five years from the closing date of the Transaction and (iii) 6,325,111 warrants with a strike price of US$15.00 which will be exercisable for seven years from the closing date of the Transaction.

The Company will also issue 1,280,835 options to certain members of management in the same proportion and equivalent term and conditions as the earn-out payment and the warrants being issued to existing shareholders of the Company.

The Transaction is expected to close in the second quarter of 2020, subject to required approvals and other customary closing conditions.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of Ontario Lottery and Gaming Corporation

We have audited the accompanying Combined Schedule of Revenues and Direct Expenses of the North Gaming Bundle of Ontario Lottery and Gaming Corporation for the year ended March 31, 2017, and the related notes (the “Combined Schedule”).

Management’s Responsibility for the Combined Schedule

Management is responsible for the preparation and fair presentation of this Combined Schedule in accordance with the basis of preparation as described in note 2; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Combined Schedule that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this Combined Schedule based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Schedule is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Schedule. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Combined Schedule, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Schedule in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Schedule.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Schedule referred to above presents fairly, in all material respects, the combined revenues and direct expenses of the North Gaming Bundle of the Ontario Lottery and Gaming Corporation for the year ended March 31, 2017 in accordance with the basis of presentation as described in note 2.

Emphasis of Matter

We draw attention to note 2, which describes that the accompanying Combined Schedule of Revenues and Direct Expenses of the North Gaming Bundle of the Ontario Lottery and Gaming Corporation was prepared at the request of Gateway Casinos & Entertainment Limited (“Gateway”), which request indicated that the Combined Schedule was required in order for Gateway to comply with the Exemptive Relief provided to it by the United States Securities and Exchange Commission. The Combined Schedule is not intended to be a complete set of financial statements prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. Our opinion is not modified with respect to this matter.

Chartered Professional Accountants, Licensed Public Accountants

January 30, 2020

Toronto, Canada

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017, with comparative information for 2016

	2017	2016
Revenues:
Gaming	$116,737,720	$115,782,772
Non-gaming (note 4)	2,780,149	2,824,319

	119,517,869	118,607,091

Direct expenses:
Payroll	34,867,186	36,089,697
Commissions	6,085,899	6,036,703
Marketing and promotion	3,581,889	3,356,993
Operating (note 10)	4,330,130	2,974,093
Facilities	9,372,159	9,788,332
Food and beverage	1,906,412	2,116,004
Payments to the Government of Canada (note 9)	4,438,226	4,715,169
Amortization (note 5)	3,016,540	4,877,838
Other	158,644	129,436

	67,757,085	70,084,265

Excess of revenues over direct expenses	51,760,784	48,522,826

Other income (note 7)	2,486,234	2,364,531

Excess of revenues over direct expenses and other income	$54,247,018	$50,887,357

Related party transactions (note 8)

Commitment (note 12)

Subsequent event (note 13)

The accompanying notes are an integral part of the combined schedule of revenues and direct expenses.

Peter Deeb, Chair

Lori O’Neill, Director

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

1.	Reporting entity:

Ontario Lottery and Gaming Corporation (“OLG” or the “Corporation”) was established without share capital on April 1, 2000 pursuant to the Ontario Lottery and Gaming Corporation Act, 1999. The Corporation is classified as an Operational Enterprise Agency of the Ontario government and is responsible for conducting and managing Land-Based Gaming, which includes, OLG-operated Slots and Casinos.

As part of the Corporation’s modernization strategy, the Corporation has bundled all slots at racetracks and casino operations into gaming bundles. Following a successful procurement process, the bundles, which include the tangible assets, working capital and the right to operate and build, are transferred to private sector service providers.

The North Gaming Bundle of OLG comprises Casino Sault Ste. Marie, Casino Thunder Bay and Slots at Sudbury Downs.

The Corporation’s head office and corporate office, respectively, are located at:

•	70 Foster Drive, Suite 800, Sault Ste. Marie, Ontario, P6A 6V2

•	4120 Yonge Street, Suite 402, Toronto, Ontario, M2P 2B8

This Combined Schedule of Revenues and Direct Expenses for the North Gaming Bundle of OLG was authorized for issue by the Board of Directors of the Corporation on January 30, 2020.

2.	Basis of preparation:

(a)	Statement of compliance:

The Combined Schedule of Revenues and Direct Expenses of the North Gaming Bundle of OLG for the year ended March 31, 2017 (the “Combined Schedule”) has been prepared at the request of Gateway Casinos & Entertainment Limited (“Gateway”), which request indicated that the Combined Schedule was required in order for Gateway to comply with the Exemptive Relief provided to it by the United States Securities and Exchange Commission.

The single Combined Schedule, comprised of revenues, direct costs and other income, of the North Gaming Bundle of OLG for the year ended March 31, 2017 is prepared in accordance with the recognition, measurement and disclosure principles of International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) to the extent considered relevant by the Corporation’s management to preparing such Combined Schedule.

The Combined Schedule does not comply with all of the presentation and disclosure requirements of IFRS as issued by the IASB for a complete set of financial statements. As a result, the Combined Schedule is not a complete set of financial statements in accordance with IFRS as issued by the IASB and is not intended to present fairly, in all material respects, the financial position of the North Gaming Bundle of OLG as at March 31, 2017, and of its financial performance, and its cash flows for the year then ended in accordance with IFRS as issued by the IASB.

(b)	Basis of measurement:

This Combined Schedule has been prepared on the historical cost basis.

(c)	Functional and presentation currency:

This Combined Schedule is presented in Canadian dollars. The Canadian dollar is the North Gaming Bundle’s functional currency and the currency of the primary economic environment in which the North Gaming Bundle operates.

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

(d)	Use of estimates and judgments:

The preparation of this Combined Schedule in conformity with the recognition, measurement and disclosure principles of IFRS (note 2(a)) requires management to make judgments, estimates and assumptions that affect the application of accounting policies, the reported amounts of revenues and direct expenses and the disclosures relevant to the revenues and expenses. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future year affected.

Areas of significant estimation and uncertainty that have a significant effect on the amounts recognized in the Combined Schedule, and could result in a material adjustment within the next fiscal year, are discussed in the following notes:

•	Amortization—useful lives and residual values (note 3(g))

•	Employee benefits (notes 10 and 11)

Critical judgments in applying accounting policies that have the most significant effect on the amounts recognized in the Combined Schedule or disclosed in the Notes to the Combined Schedule are as follows:

•	Direct expenses (note 3(e))

•	Disclosures that are relevant to revenue and direct expenses

3.	Significant accounting policies:

The following accounting policies have been applied consistently by the Corporation for the Combined Schedule for the year ended March 31, 2017:

(a)	Basis of combination:

The Combined Schedule comprises the accounts of the Corporation representing Casino Sault Ste. Marie, Casino Thunder Bay and Slots at Sudbury Downs; all of which belong to the North Gaming Bundle.

(b)	Foreign currency:

Transactions in foreign currencies are converted to the Corporation’s functional currency using the exchange rates at the date of the transactions. Foreign currency transaction gains and losses are recognized within Other income in the Combined Schedule in the period in which they arise.

(c)	Revenue recognition:

Revenue is measured at the fair value of the consideration received or receivable. Revenue is recognized for the following major business activities:

(i)	Gaming revenue:

Gaming revenue includes revenue from slot and table game operations at Slots and Casinos facilities belonging to the North Gaming Bundle. This is recognized in the same period the game is played, net of prizes paid. Gaming revenue is recorded net of the change in accrued jackpot liabilities and liabilities under customer loyalty incentive programs.

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

Progressive jackpot liabilities are measured based on the anticipated payout of the progressive jackpot.

(ii)	Non-gaming revenue:

Non-gaming revenue includes revenue earned from food and beverage and other services excluding the retail value of food and beverage and other goods and services provided to customers on a complimentary basis at Slots and Casinos belonging to the North Gaming Bundle. Non-gaming revenue is recorded at the retail value and is recognized as goods are delivered and services performed.

(d)	Customer loyalty incentive programs:

The Corporation has customer loyalty incentive programs whereby customers have the choice to receive free or discounted goods and services and, in many cases, the right to receive cash. Some of these customer loyalty incentive programs allow customers to earn points based on the volume of play during gaming transactions. These points are recorded as a separate deliverable in the revenue transaction.

If the customer has the right to receive free or discounted goods and services and/or the option of receiving cash, a financial liability is recognized when the points are granted and a corresponding amount equal to the cash value is recorded as a reduction to revenue. The customer’s point balance will be forfeited if the customer does not earn additional points over the subsequent six- to 12-month period. If the points expire or are forfeited, the financial liability is derecognized.

For programs that provide customers the right to receive free or discounted goods and services, the revenue, as determined by the fair value of the undelivered goods and services related to the customer loyalty award, is deferred until the award is provided or expires.

(e)	Direct expenses:

Direct expenses are those costs that are directly incurred as part of operating the North Gaming Bundle sites. Indirect expenses, which relate to corporate overhead costs and other costs that are not in control of sites’ direct operational management, are not reflected in the Combined Schedule. Judgment is required in determining what is a Direct expense.

(f)	Commissions:

Commissions are recognized in the Combined Schedule in the period in which they are incurred. Commissions include payments to Municipalities which host a Casino or Slots facility and receive a percentage of Electronic Games Revenue and Live Table Game Revenue as defined in the Municipal Contribution Agreements.

(g)	Property, plant and equipment:

(i)	Recognition and measurement:

The Corporation capitalizes any capital purchase related to the North Gaming Bundle that has a useful life beyond the current year.

Property, plant and equipment are measured at cost less accumulated amortization and accumulated impairment losses, if any.

Cost includes an expenditure that is directly attributable to the acquisition of the asset. The cost of self-constructed assets includes the cost of materials and direct labour and other costs directly

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

attributable to bring the assets to a working condition for their intended use, the cost of dismantling and removing the items and restoring the site on which they are located and capitalized borrowing costs on qualifying assets. When parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items (major components) of property, plant and equipment.

Gains and losses on disposal of an item of property, plant and equipment related to the North Gaming Bundle are determined by comparing the proceeds from disposal with the carrying amount of property, plant and equipment and are recognized net within Other income in the Combined Schedule.

(ii)	Subsequent costs:

The cost of replacing a part of an item of property, plant and equipment is recognized in the carrying amount of the item if it is probable that the future economic benefits embodied within the part will flow to the Corporation and its cost can be measured reliably. The carrying amount of the replaced part is derecognized. The cost of the day-to-day servicing of property, plant and equipment is recognized as incurred in the Combined Schedule.

(iii)	Amortization:

Amortization is calculated over the depreciable amount, which is the cost of an asset, or other amount substituted for cost, less its residual value.

Amortization is recognized in the Combined Schedule on a straight-line basis over the estimated useful life of each component of an item of property, plant and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset. Leased assets are amortized over the shorter of the lease term and their estimated useful lives unless it is reasonably certain that the Corporation will obtain ownership by the end of the term of the lease.

The estimated useful lives for the current and comparative period are as follows:

Buildings	10 to 50 years
Furniture, fixtures and equipment	3 to 10 years
Leasehold improvements	Lesser of useful life or term of lease
Slots and Casinos gaming assets	3 to 10 years

Property, plant and equipment are amortized when ready for their intended use. Construction in progress and assets not in use are stated at cost, less any recognized impairment loss. Amortization of these assets, determined on the same basis as other property assets, commences when the assets are ready for their intended use.

Amortization methods, useful lives and residual values are reviewed at each fiscal year end and adjusted if appropriate.

(h)	Leases:

At the inception of an arrangement related to the North Gaming Bundle, the Corporation determines whether such an arrangement is or contains a lease. A specific asset is the subject of a lease if fulfillment of the arrangement is dependent on the use of that specified asset. An arrangement conveys the right to use the asset if the Corporation has the right to control the use of the underlying asset.

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

At the inception or upon the reassessment of the arrangement, the Corporation separates payments and other consideration required by such an arrangement into those for the lease and those for other elements on the basis of their relative fair values. If the Corporation concludes that it is impracticable to separate the payments reliably under a finance lease, an asset and a liability are recognized at an amount equal to the fair value of the underlying asset. Subsequently, the liability is reduced as payments are made and an imputed finance charge on the liability is recognized using the Corporation’s incremental borrowing rate.

Leases where the Corporation assumes substantially all the risks and rewards of ownership are classified as finance leases. On a lease-by-lease basis, the Corporation estimates whether substantially all of the risks and rewards of ownership are assumed, taking into account the length of the lease, the present value of the minimum lease payments compared to the fair value of the leased asset and other terms contained within the lease.

Leases other than finance leases are classified as operating leases. Operating lease payments are recognized as an expense on a straight-line basis over the term of the lease, except when another systematic basis is more representative of the time pattern in which economic benefits from the leased assets are consumed. Contingent rentals arising under operating leases are recognized as an expense in the period in which they are incurred.

(i)	Employee benefits:

(i)	Defined benefit plans:

A defined benefit plan is a post-employment benefit plan that requires entities to record their net obligation in respect of the plan and is not a defined contribution plan. The Corporation provides defined benefit pension plans to the employees of the North Gaming Bundle through the Public Service Pension Fund (“PSPF”). The Corporation does not have a net obligation in respect of the defined benefit pension plan as the plan is a sole-sponsored defined benefit plan established by the Province of Ontario. The Province of Ontario controls all entities included in the pension plan. The Corporation has classified this plan as a state plan whereby there is no contractual agreement or stated policy for charging the net defined benefit cost of the plan to the Corporation. As such, the Corporation records these post-employment benefits as a defined contribution plan.

(ii)	Other long-term employee benefits:

The Corporation’s net obligation with respect to long-term employee benefits other than pension plans is the amount of future benefit that employees of the North Gaming Bundle have earned in return for their service in the current and prior periods. That benefit is discounted to determine its present value and the fair value of any related assets is deducted. The discount rate is the yield at the reporting date on AA credit-rated bonds that have maturity dates approximating the terms of the Corporation’s obligations. The calculation is performed using the projected unit credit method. Any actuarial gains and losses are recognized within Operating expenses in the Combined Schedule in the period in which they arise.

(iii)	Short-term employee benefits

Short-term employee benefit obligations related to employees of the North Gaming Bundle are measured on an undiscounted basis and are expensed as the related service is provided.

A liability is recognized for the amount expected to be settled wholly within 12 months of the end of the reporting period if the Corporation has a present legal or constructive obligation to pay this

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

amount as a result of past service provided by the employee and the obligation can be estimated reliably.

(j)	Income taxes:

As the Corporation is an agent of the Crown, it is not subject to federal or provincial corporate income taxes or corporate capital taxes.

(k)	Initial application of standards, interpretation and amendments:

The Corporation did not adopt any new or amended accounting pronouncements that had a material impact on the Combined Schedule.

(l)	Accounting standards issued but not yet effective:

A number of new accounting standards and amendments to standards are not yet effective as at March 31, 2017 and have not been applied in preparing this Combined Schedule.

(i)	IFRS 15, Revenue from Contracts with Customers (“IFRS 15”):

In May 2014, the IASB issued IFRS 15, replacing International Accounting Standard (“IAS”) 11, Construction Contracts, IAS 18, Revenue and International Financial Reporting Interpretations Committee (“IFRIC”) 13, Customer Loyalty Programmes. The standard contains a single model that applies to contracts with customers and two approaches to recognizing revenue: at a point in time or over time. New estimates and judgmental thresholds have been introduced which may affect the amount and/or timing of revenue recognized. In April 2016, clarifications to IFRS 15 were issued to provide additional guidance with respect to the five-step analysis, transition and the application of the standard to licences of intellectual property. IFRS 15 and the clarifications are mandatorily effective for annual periods beginning on or after January 1, 2018. The Corporation is assessing the impact of this new standard on this Combined Schedule.

(ii)	IFRS 9, Financial Instruments (“IFRS 9”):

In July 2014, the IASB issued the complete IFRS 9 which replaces IAS 39, Financial Instruments: Recognition and Measurement. The new standard provides guidance on the classification and measurement of financial assets and introduces a new expected credit loss model for calculating impairment. It also incorporates general hedge accounting requirements. IFRS 9 is mandatorily effective for annual periods beginning on or after January 1, 2018. The Corporation is assessing the impact of this new standard on this Combined Schedule.

(iii)	IFRS 16, Leases (“IFRS 16”):

In January 2016, the IASB issued IFRS 16, replacing IAS 17, Leases and IFRIC 4, determining whether an arrangement contains a lease. The standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. The accounting treatment for lessors will remain largely the same as under IAS 17. IFRS 16 is mandatorily effective for annual periods beginning on or after January 1, 2019. The Corporation is assessing the impact of this new standard on this Combined Schedule.

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

4.	Non-gaming revenue:

	2017	2016
Food and beverage	$2,433,438	$2,494,974
Other	346,711	329,345

Non-gaming revenue	$2,780,149	$2,824,319

5.	Property, plant and equipment:

	Land	Buildings	Furniture fixtures and equipment	Leasehold improvements	Slots and Casinos gaming assets	Construction in progress and assets not yet in use	Total
Cost

Balance, April 1, 2015	$4,644,754	$67,939,653	$22,047,898	$5,148,324	$25,742,606	$31,376	$125,554,611
Additions and assets put into use	—	78,404	403,433	—	4,086,241	(31,376)	4,536,702
Disposals and retirements	—	(72,843)	(591,500)	—	(4,651,215)	—	(5,315,558)

Balance, March 31, 2016	4,644,754	67,945,214	21,859,831	5,148,324	25,177,632	—	124,775,755
Additions and assets put into use	—	101,424	503,295	53,664	2,205,928	—	2,864,311
Disposals and retirements	—	—	(1,710,186)	—	(1,822,950)	—	(3,533,136)
Transfer to held for sale (note 6)	(4,644,754)	(68,046,638)	(20,652,940)	(5,201,988)	(25,560,610)	—	(124,106,930)

Balance, March 31, 2017	$—	$—	$—	$—	$—	$—	$—

Accumulated amortization

Balance, April 1, 2015	$—	$38,763,889	$20,778,095	$5,148,324	$18,848,114	$—	$83,538,422
Amortization for the period	—	1,471,403	709,020	—	2,697,415	—	4,877,838
Disposals and retirements	—	(23,310)	(939,066)	—	(4,307,933)	—	(5,270,309)

Balance, March 31, 2016	—	40,211,982	20,548,049	5,148,324	17,237,596	—	83,145,951
Amortization for the period	—	883,321	371,049	—	1,762,170	—	3,016,540
Disposals and retirements	—	—	(1,210,989)	—	(1,822,950)	—	(3,033,939)
Transfer to held for sale (note 6)	—	(41,095,303)	(19,708,109)	(5,148,324)	(17,176,816)	—	(83,128,552)

Balance, March 31, 2017	$—	$—	$—	$—	$—	$—	$—

Carrying amounts

Balance, March 31, 2016	$4,644,754	$27,733,232	$1,311,782	$—	$7,940,036	$—	$41,629,804
Balance, March 31, 2017	—	—	—	—	—	—	—

6.	Disposal group held for sale:

On December 13, 2016, OLG announced the selection of Gateway as the Service Provider for the North Gaming Bundle. Under the terms of the Transition and Asset Purchase Agreement, OLG committed to sell certain assets and Gateway agreed to assume certain liabilities related to the sites in the bundle. Accordingly, on December 13, 2016, these assets and liabilities met the criteria to be classified as a disposal group held for sale and were measured at their carrying amount being the lower of their carrying amount and their fair value less costs to sell. Amortization of the property, plant and equipment of the bundle ceased when they were reclassified as held for sale. As a result, the Combined Schedule reflects amortization to December 13, 2016.

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

7.	Other income:

	2017	2016
Automated teller machines	$2,236,281	$2,223,325
Foreign exchange gain, net	120,870	99,456
Other miscellaneous income	89,618	2,731
Gain on disposal of property, plant and equipment, net	39,465	39,019

Other income	$2,486,234	$2,364,531

8.	Related party transactions:

The Corporation is related to various other government agencies, ministries and Crown corporations. Related party transactions include post-employment benefit plans with the Ontario Pension Board (note 11) and other long-term employee benefits with the Workplace Safety and Insurance Board (“WSIB”).

All transactions with these related parties are in the normal course of operations and are measured at the exchange amounts, which are the amounts of consideration established and agreed to by the related parties.

9.	Payments to the Government of Canada:

As a prescribed registrant, the Corporation makes GST/HST remittances to the Government of Canada pursuant to the Games of Chance (“GST/HST”) Regulations of the Excise Tax Act. The Corporation’s net tax for a reporting period is calculated using net tax attributable to both gaming and non-gaming activities.

The net tax attributable to non-gaming activities is calculated in the same way as it is for any other GST/HST registrant in Canada. The non-recoverable GST/HST payable to suppliers and the additional imputed tax payable to the Government of Canada on gaming-related expenses were recognized as payments to the Government of Canada.

The net tax attributable to gaming activities results in a 26 per cent tax burden on most taxable gaming expenditures incurred by the Corporation.

10.	Operating expenses:

	2017	2016
Slot operations	$2,166,751	$2,315,821
Table operations	194,733	178,199
Casino finance	330,325	331,567
Security and surveillance	257,108	268,201
General and administration(a)	1,381,213	(119,695)

Operating expenses	$4,330,130	$2,974,093

(a)

As a Schedule 2 employer under the Workplace Safety and Insurance Act, 1997, (the Act), the Corporation is individually responsible for the full cost of accident claims filed by its workers. The WSIB maintains full authority over the claims entitlement process and administers and processes

ONTARIO LOTTERY AND GAMING CORPORATION

NORTH GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

claims payments on the Corporation’s behalf. Included in general and administration expenses for the year ended March 31, 2017 is a WSIB actuarial loss of $728,116, compared to a gain for the year ended March 31, 2016 of $597,340.

11.	Employee benefits:

Other post-employment benefit plans:

The annual contributions made to the PSPF by the Corporation are recorded as a payroll expense in the Combined Schedule. The Corporation’s contribution and pension expense related to employees of the North Gaming Bundle for the year ended March 31, 2017 was $1,632,442 (2016 – $1,662,742).

12.	Commitment:

Obligation under operating lease:

The Corporation has entered into an operating lease for a facility it occupies, and the related obligation expires in May 2017 on transfer to Gateway. Rent expense of $4,006,982 is included in facilities on the Combined Schedule of Revenues and Direct Expenses for the year ended March 31, 2017 (2016 – $4,442,111). The future minimum lease payments as at March 31, 2017 are $342,158.

13.	Subsequent event:

On May 30, 2017, OLG and Gateway entered into a 20-year Casino Operating and Services Agreement for the North Gaming Bundle. Gateway purchased the net assets of the North Gaming Bundle, which included an estimate for working capital and took over day-to-day operations of the sites from OLG. Gateway is entitled to receive a share of the gaming revenue, as defined, generated at the Casinos and Slot facility it operates. The share of revenue owed to Gateway reflects the fixed fee, a variable fee (calculated as a percentage of gaming revenue above a set revenue threshold) and an amount for permitted capital expenditures.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of Ontario Lottery and Gaming Corporation

We have audited the accompanying Combined Schedule of Revenues and Direct Expenses of the Southwest Gaming Bundle of Ontario Lottery and Gaming Corporation for the year ended March 31, 2017, and the related notes (the “Combined Schedule”).

Management’s Responsibility for the Combined Schedule

Management is responsible for the preparation and fair presentation of this Combined Schedule in accordance with the basis of preparation as described in note 2; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Combined Schedule that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this Combined Schedule based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Schedule is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Schedule. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Combined Schedule, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Schedule in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Schedule.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Schedule referred to above presents fairly, in all material respects, the combined revenues and direct expenses of the Southwest Gaming Bundle of the Ontario Lottery and Gaming Corporation for the year ended March 31, 2017 in accordance with the basis of presentation as described in note 2.

Emphasis of Matter

We draw attention to note 2, which describes that the accompanying Combined Schedule of Revenues and Direct Expenses of the Southwest Gaming Bundle of the Ontario Lottery and Gaming Corporation was prepared at the request of Gateway Casinos & Entertainment Limited (“Gateway”), which request indicated that the Combined Schedule was required in order for Gateway to comply with the Exemptive Relief provided to it by the United States Securities and Exchange Commission. The Combined Schedule is not intended to be a complete set of financial statements prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. Our opinion is not modified with respect to this matter.

Chartered Professional Accountants, Licensed Public Accountants

January 30, 2020

Toronto, Canada

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017, with comparative information for 2016

	2017	2016
Revenues:
Gaming	$226,753,644	$224,377,607
Non-gaming (note 4)	3,922,469	3,692,128

	230,676,113	228,069,735

Direct expenses:
Payroll	49,454,746	49,550,957
Commissions	10,961,978	10,892,561
Marketing and promotion	4,720,730	5,213,272
Operating (note 10)	5,446,590	4,612,772
Facilities	13,561,397	14,271,678
Food and beverage	3,024,966	3,060,221
Payments to the Government of Canada (note 9)	7,469,734	7,823,286
Amortization (note 5)	5,411,591	7,734,603
Other	1,014	5,832

	100,052,746	103,165,182

Excess of revenues over direct expenses	130,623,367	124,904,553
Other income (note 7)	4,157,862	4,105,878

Excess of revenues over direct expenses and other income	$134,781,229	$129,010,431

Related party transactions (note 8)

Commitments (note 12)

Subsequent event (note 13)

The accompanying notes are an integral part of the combined schedule of revenues and direct expenses.

Peter Deeb, Chair

Lori O’Neill, Director

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

1.	Reporting entity:

Ontario Lottery and Gaming Corporation (“OLG” or the “Corporation”) was established without share capital on April 1, 2000 pursuant to the Ontario Lottery and Gaming Corporation Act, 1999. The Corporation is classified as an Operational Enterprise Agency of the Ontario government and is responsible for conducting and managing Land-Based Gaming, which includes, OLG-operated Slots and Casinos.

As part of the Corporation’s modernization strategy, the Corporation has bundled all slots at racetracks and casino operations into gaming bundles. Following a successful procurement process, the bundles, which include the tangible assets, working capital and the right to operate and build, are transferred to private sector service providers.

The Southwest Gaming Bundle of OLG comprises Casino Point Edward, Slots at Western Fair District, Slots at Clinton Raceway, Slots at Dresden Raceway, Slots at Hanover Raceway and Slots at Woodstock Raceway.

The Corporation’s head office and corporate office, respectively, are located at:

•	70 Foster Drive, Suite 800, Sault Ste. Marie, Ontario, P6A 6V2

•	4120 Yonge Street, Suite 402, Toronto, Ontario, M2P 2B8

This Combined Schedule of Revenues and Direct Expenses for the Southwest Gaming Bundle of OLG was authorized for issue by the Board of Directors of the Corporation on January 30, 2020.

2.	Basis of preparation:

(a)	Statement of compliance:

The Combined Schedule of Revenues and Direct Expenses of the Southwest Gaming Bundle of OLG for the year ended March 31, 2017 (the “Combined Schedule”) has been prepared at the request of Gateway Casinos & Entertainment Limited (“Gateway”), which request indicated that the Combined Schedule was required in order for Gateway to comply with the Exemptive Relief provided to it by the United States Securities and Exchange Commission.

The single Combined Schedule, comprised of revenues, direct costs and other income, of the Southwest Gaming Bundle of OLG for the year ended March 31, 2017 is prepared in accordance with the recognition, measurement and disclosure principles of International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) to the extent considered relevant by the Corporation’s management to preparing such Combined Schedule.

The Combined Schedule does not comply with all of the presentation and disclosure requirements of IFRS as issued by the IASB for a complete set of financial statements. As a result, the Combined Schedule is not a complete set of financial statements in accordance with IFRS as issued by the IASB and is not intended to present fairly, in all material respects, the financial position of the Southwest Gaming Bundle of OLG as at March 31, 2017, and of its financial performance, and its cash flows for the year then ended in accordance with IFRS as issued by the IASB.

(b)	Basis of measurement:

This Combined Schedule has been prepared on the historical cost basis.

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

(c)	Functional and presentation currency:

This Combined Schedule is presented in Canadian dollars. The Canadian dollar is the Southwest Gaming Bundle’s functional currency and the currency of the primary economic environment in which the Southwest Gaming Bundle operates.

(d)	Use of estimates and judgments:

The preparation of this Combined Schedule in conformity with the recognition, measurement and disclosure principles of IFRS (note 2(a)) requires management to make judgments, estimates and assumptions that affect the application of accounting policies, the reported amounts of revenues and direct expenses and the disclosures relevant to the revenues and expenses. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future years affected.

Areas of significant estimation and uncertainty that have a significant effect on the amounts recognized in the Combined Schedule, and could result in a material adjustment within the next fiscal year, are discussed in the following notes:

•	Amortization—useful lives and residual values (note 3(g))

•	Employee benefits (notes 10 and 11)

Critical judgments in applying accounting policies that have the most significant effect on the amounts recognized in the Combined Schedule or disclosed in the Notes to the Combined Schedule are as follows:

•	Direct expenses (note 3(e))

•	Disclosures that are relevant to revenues and direct expenses

3.	Significant accounting policies:

The following accounting policies have been applied consistently by the Corporation for the Combined Schedule for the year ended March 31, 2017:

(a)	Basis of combination:

The Combined Schedule comprises the accounts of the Corporation representing Casino Point Edward, Slots at Western Fair District, Slots at Clinton Raceway, Slots at Dresden Raceway, Slots at Hanover Raceway and Slots at Woodstock Raceway; all of which belong to the Southwest Gaming Bundle.

(b)	Foreign currency:

Transactions in foreign currencies are converted to the Corporation’s functional currency using the exchange rates at the date of the transactions. Foreign currency transaction gains and losses are recognized within Other income in the Combined Schedule in the period in which they arise.

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

(c)	Revenue recognition:

Revenue is measured at the fair value of the consideration received or receivable. Revenue is recognized for the following major business activities:

(i)	Gaming revenue:

Gaming revenue includes revenue from slot and table game operations at Slots and Casinos facilities belonging to the Southwest Gaming Bundle. This is recognized in the same period the game is played, net of prizes paid. Gaming revenue is recorded net of the change in accrued jackpot liabilities and liabilities under customer loyalty incentive programs.

Progressive jackpot liabilities are measured based on the anticipated payout of the progressive jackpot.

(ii)	Non-gaming revenue:

Non-gaming revenue includes revenue earned from food and beverage and other services excluding the retail value of food and beverage and other goods and services provided to customers on a complimentary basis at Slots and Casinos belonging to the Southwest Gaming Bundle. Non-gaming revenue is recorded at the retail value and is recognized as goods are delivered and services performed.

(d)	Customer loyalty incentive programs:

The Corporation has customer loyalty incentive programs whereby customers have the choice to receive free or discounted goods and services and, in many cases, the right to receive cash. Some of these customer loyalty incentive programs allow customers to earn points based on the volume of play during gaming transactions. These points are recorded as a separate deliverable in the revenue transaction.

If the customer has the right to receive free or discounted goods and services and/or the option of receiving cash, a financial liability is recognized when the points are granted and a corresponding amount equal to the cash value is recorded as a reduction to revenue. The customer’s point balance will be forfeited if the customer does not earn additional points over the subsequent 6- to 12-month period. If the points expire or are forfeited, the financial liability is derecognized.

For programs that provide customers the right to receive free or discounted goods and services, the revenue, as determined by the fair value of the undelivered goods and services related to the customer loyalty award, is deferred until the award is provided or expires.

(e)	Direct expenses:

Direct expenses are those costs that are directly incurred as part of operating the Southwest Gaming Bundle sites. Indirect expenses, which relate to corporate overhead costs and other costs that are not in control of sites’ direct operational management, are not reflected in the Combined Schedule. Judgment is required in determining what is a Direct expense.

(f)	Commissions:

Commissions are recognized in the Combined Schedule in the period in which they are incurred. Commissions include payments to Municipalities which host a Casino or Slots facility and receive a percentage of Electronic Games Revenue and Live Table Game Revenue as defined in the Municipal Contribution Agreements.

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

(g)	Property, plant and equipment:

(i)	Recognition and measurement:

The Corporation capitalizes any capital purchase related to the Southwest Gaming Bundle that has a useful life beyond the current year.

Property, plant and equipment are measured at cost less accumulated amortization and accumulated impairment losses, if any.

Cost includes an expenditure that is directly attributable to the acquisition of the asset. The cost of self-constructed assets includes the cost of materials and direct labour and other costs directly attributable to bring the assets to a working condition for their intended use, the cost of dismantling and removing the items and restoring the site on which they are located and capitalized borrowing costs on qualifying assets. When parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items (major components) of property, plant and equipment.

Gains and losses on disposal of an item of property, plant and equipment related to the Southwest Gaming Bundle are determined by comparing the proceeds from disposal with the carrying amount of property, plant and equipment and are recognized net within Other income in the Combined Schedule.

(ii)	Subsequent costs:

The cost of replacing a part of an item of property, plant and equipment is recognized in the carrying amount of the item if it is probable that the future economic benefits embodied within the part will flow to the Corporation and its cost can be measured reliably. The carrying amount of the replaced part is derecognized. The cost of the day-to-day servicing of property, plant and equipment is recognized as incurred in the Combined Schedule.

(iii)	Amortization:

Amortization is calculated over the depreciable amount, which is the cost of an asset, or other amount substituted for cost, less its residual value.

Amortization is recognized in the Combined Schedule on a straight-line basis over the estimated useful life of each component of an item of property, plant and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset. Leased assets are amortized over the shorter of the lease term and their estimated useful lives unless it is reasonably certain that the Corporation will obtain ownership by the end of the term of the lease.

The estimated useful lives for the current and comparative periods are as follows:

Buildings	10 to 50 years
Furniture, fixtures and equipment	3 to 10 years
Leasehold improvements	Lesser of useful life or term of lease
Slots and Casinos gaming assets	3 to 10 years

Property, plant and equipment are amortized when ready for their intended use. Construction in progress and assets not in use are stated at cost, less any recognized impairment loss. Amortization of these assets, determined on the same basis as other property assets, commences when the assets are ready for their intended use.

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

Amortization methods, useful lives and residual values are reviewed at each fiscal year end and adjusted if appropriate.

(h)	Leases:

At the inception of an arrangement related to the Southwest Gaming Bundle, the Corporation determines whether such an arrangement is or contains a lease. A specific asset is the subject of a lease if fulfillment of the arrangement is dependent on the use of that specified asset. An arrangement conveys the right to use the asset if the Corporation has the right to control the use of the underlying asset.

At the inception or upon the reassessment of the arrangement, the Corporation separates payments and other consideration required by such an arrangement into those for the lease and those for other elements on the basis of their relative fair values. If the Corporation concludes that it is impracticable to separate the payments reliably under a finance lease, an asset and a liability are recognized at an amount equal to the fair value of the underlying asset. Subsequently, the liability is reduced as payments are made and an imputed finance charge on the liability is recognized using the Corporation’s incremental borrowing rate.

Leases where the Corporation assumes substantially all the risks and rewards of ownership are classified as finance leases. On a lease-by-lease basis, the Corporation estimates whether substantially all of the risks and rewards of ownership are assumed, taking into account the length of the lease, the present value of the minimum lease payments compared to the fair value of the leased asset and other terms contained within the lease.

Leases other than finance leases are classified as operating leases. Operating lease payments are recognized as an expense on a straight-line basis over the term of the lease, except when another systematic basis is more representative of the time pattern in which economic benefits from the leased assets are consumed. Contingent rentals arising under operating leases are recognized as an expense in the period in which they are incurred.

(i)	Employee benefits:

(i)	Defined benefit plans:

A defined benefit plan is a post-employment benefit plan that requires entities to record their net obligation in respect of the plan and is not a defined contribution plan. The Corporation provides defined benefit pension plans to the employees of the Southwest Gaming Bundle through the Public Service Pension Fund (“PSPF”). The Corporation does not have a net obligation in respect of the defined benefit pension plan as the plan is a sole-sponsored defined benefit plan established by the Province of Ontario. The Province of Ontario controls all entities included in the pension plan. The Corporation has classified this plan as a state plan whereby there is no contractual agreement or stated policy for charging the net defined benefit cost of the plan to the Corporation. As such, the Corporation records these post-employment benefits as a defined contribution plan.

(ii)	Other long-term employee benefits:

The Corporation’s net obligation with respect to long-term employee benefits other than pension plans is the amount of future benefit that employees of the Southwest Gaming Bundle have earned in return for their service in the current and prior periods. That benefit is discounted to determine its present value and the fair value of any related assets is deducted. The discount rate is the yield at the reporting date on AA credit-rated bonds that have maturity dates approximating the terms of

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

the Corporation’s obligations. The calculation is performed using the projected unit credit method. Any actuarial gains and losses are recognized within Operating expenses in the Combined Schedule in the period in which they arise.

(iii)	Short-term employee benefits:

Short-term employee benefit obligations related to employees of the Southwest Gaming Bundle are measured on an undiscounted basis and are expensed as the related service is provided.

A liability is recognized for the amount expected to be settled wholly within 12 months of the end of the reporting period if the Corporation has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

(j)	Income taxes:

As the Corporation is an agent of the Crown, it is not subject to federal or provincial corporate income taxes or corporate capital taxes.

(k)	Initial application of standards, interpretation and amendments:

The Corporation did not adopt any new or amended accounting pronouncements that had a material impact on the Combined Schedule.

(l)	Accounting standards issued but not yet effective:

A number of new accounting standards and amendments to standards are not yet effective as at March 31, 2017 and have not been applied in preparing this Combined Schedule.

(i)	IFRS 15, Revenue from Contracts with Customers (“IFRS 15”):

In May 2014, the IASB issued IFRS 15, replacing International Accounting Standard (“IAS”) 11, Construction Contracts, IAS 18, Revenue and International Financial Reporting Interpretations Committee (“IFRIC”) 13, Customer Loyalty Programmes. The standard contains a single model that applies to contracts with customers and two approaches to recognizing revenue: at a point in time or over time. New estimates and judgmental thresholds have been introduced which may affect the amount and/or timing of revenue recognized. In April 2016, clarifications to IFRS 15 were issued to provide additional guidance with respect to the five-step analysis, transition and the application of the standard to licences of intellectual property. IFRS 15 and the clarifications are mandatorily effective for annual periods beginning on or after January 1, 2018. The Corporation is assessing the impact of this new standard on this Combined Schedule.

(ii)	IFRS 9, Financial Instruments (“IFRS 9”):

In July 2014, the IASB issued the complete IFRS 9 which replaces IAS 39, Financial Instruments: Recognition and Measurement. The new standard provides guidance on the classification and measurement of financial assets and introduces a new expected credit loss model for calculating impairment. It also incorporates general hedge accounting requirements. IFRS 9 is mandatorily effective for annual periods beginning on or after January 1, 2018. The Corporation is assessing the impact of this new standard on this Combined Schedule.

(iii)	IFRS 16, Leases (“IFRS 16”):

In January 2016, the IASB issued IFRS 16, replacing IAS 17, Leases and IFRIC 4, Determining whether an arrangement contains a lease. The standard introduces a single lessee accounting

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

model and requires a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. The accounting treatment for lessors will remain largely the same as under IAS 17. IFRS 16 is mandatorily effective for annual periods beginning on or after January 1, 2019. The Corporation is assessing the impact of this new standard on this Combined Schedule.

4.	Non-gaming revenue:

	2017	2016
Food and beverage	$3,693,420	$3,454,871
Other	229,049	237,257

Non-gaming revenue	$3,922,469	$3,692,128

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

5.	Property, plant and equipment:

	Land	Buildings	Furniture fixtures and equipment	Leasehold improvements	Slots and casinos gaming assets	Construction in progress	Total
Cost
Balance, April 1, 2015	$2,765,029	$49,968,705	$27,465,794	$22,449,989	$37,876,893	$—	$140,526,410
Additions and transfers	—	79,606	1,440,772	4,296,253	6,302,162	—	12,118,793
Disposals and retirements	—	(20,316)	(1,281,968)	—	(5,724,672)	—	(7,026,956)

Balance, March 31, 2016	$2,765,029	$50,027,995	$27,624,598	$26,746,242	$38,454,383	$—	$145,618,247

Balance, April 1, 2016	$2,765,029	$50,027,995	$27,624,598	$26,746,242	$38,454,383	$—	$145,618,247
Additions and transfers	—	274,644	(433,071)	88,660	2,796,640	444,167	3,171,040
Disposals and retirements	—	—	(1,983,616)	(1,636)	(2,409,970)	—	(4,395,222)
Transfer to held for sale (note 6)	(2,765,029)	(50,302,639)	(25,207,911)	(26,833,266)	(38,841,053)	(444,167)	(144,394,065)

Balance, March 31, 2017	$—	$—	$—	$—	$—	$—	$—

Accumulated amortization

Balance, April 1, 2015	$—	$28,078,887	$24,407,180	$21,948,048	$27,854,377	$—	$102,288,492
Amortization for the period	—	1,100,980	1,317,207	1,347,999	3,968,417	—	7,734,603
Disposals and retirements	—	(15,491)	(1,278,347)	—	(5,708,714)	—	(7,002,552)

Balance, March 31, 2016	$—	$29,164,376	$24,446,040	$23,296,047	$26,114,080	$—	$103,020,543

Balance, April 1, 2016	$—	$29,164,376	$24,446,040	$23,296,047	$26,114,080	$—	$103,020,543
Amortization for the period	—	569,735	838,201	1,301,269	2,702,386	—	5,411,591
Disposals and retirements	—	—	(1,757,010)	(1,636)	(2,409,961)	—	(4,168,607)
Transfer to held for sale (note 6)	—	(29,734,111)	(23,527,231)	(24,595,680)	(26,406,505)	—	(104,263,527)

Balance, March 31, 2017	$—	$—	$—	$—	$—	$—	$—

Carrying amounts

Balance, March 31, 2016	$2,765,029	$20,863,619	$3,178,558	$3,450,195	$12,340,303	$—	$42,597,704
Balance, March 31, 2017	—	—	—	—	—	—	—

6.	Disposal group held for sale:

On December 13, 2016, OLG announced the selection of Gateway as the Service Provider for the Southwest Gaming Bundle. Under the terms of the Transition and Asset Purchase Agreement, OLG committed to sell certain assets and Gateway agreed to assume certain liabilities related to the sites in the bundle.

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

Accordingly, on December 13, 2016, these assets and liabilities met the criteria to be classified as a disposal group held for sale and were measured at their carrying amount being the lower of their carrying amount and their fair value less costs to sell. Amortization of the property, plant and equipment of the bundle ceased when they were reclassified as held for sale. As a result, the Combined Schedule reflects amortization to December 13, 2016.

7.	Other income:

	2017	2016
Automated teller machines	$3,706,705	$3,689,841
Foreign exchange gain, net	210,848	196,302
Other miscellaneous income	166,409	71,440
Gain on disposal of property, plant and equipment, net	73,900	148,295

Other income	$4,157,862	$4,105,878

8.	Related party transactions:

The Corporation is related to various other government agencies, ministries and Crown corporations. Related party transactions include post-employment benefit plans with the Ontario Pension Board (note 11(a)) and other long-term employee benefits with the Workplace Safety and Insurance Board (“WSIB”).

All transactions with these related parties are in the normal course of operations and are measured at the exchange amounts, which are the amounts of consideration established and agreed to by the related parties.

9.	Payments to the Government of Canada:

As a prescribed registrant, the Corporation makes GST/HST remittances to the Government of Canada pursuant to the Games of Chance (“GST/HST”) Regulations of the Excise Tax Act. The Corporation’s net tax for a reporting period is calculated using net tax attributable to both gaming and non-gaming activities.

The net tax attributable to non-gaming activities is calculated in the same way as it is for any other GST/HST registrant in Canada. The non-recoverable GST/HST payable to suppliers and the additional imputed tax payable to the Government of Canada on gaming-related expenses were recognized as payments to the Government of Canada.

The net tax attributable to gaming activities results in a 26 per cent tax burden on most taxable gaming expenditures incurred by the Corporation.

10.	Operating expenses:

	2017	2016
Slot operations	$3,335,310	$3,461,127
Table operations	126,333	123,487
Casino finance	568,515	551,630
Security and surveillance	285,190	321,112
General and administration(a)	1,131,242	155,416

Operating expenses	$5,446,590	$4,612,772

ONTARIO LOTTERY AND GAMING CORPORATION

SOUTHWEST GAMING BUNDLE

Notes to Combined Schedule of Revenues and Direct Expenses

Year ended March 31, 2017

(a)

As a Schedule 2 employer under the Workplace Safety and Insurance Act, 1997, (the Act), the Corporation is individually responsible for the full cost of accident claims filed by its workers. The WSIB maintains full authority over the claims entitlement process and administers and processes claims payments on the Corporation’s behalf. Included in general and administration expenses for the year ended March 31, 2017 is a WSIB actuarial loss of $576,047, compared to a gain for the year ended March 31, 2016 of $472,584.

11.	Employee benefits:

(a)	Other post-employment benefit plans:

The annual contributions made to the PSPF by the Corporation are recorded as a payroll expense in the Combined Schedule. The Corporation’s contribution and pension expense related to employees of the Southwest Gaming Bundle for the year ended March 31, 2017 was $2,210,576 (2016 – $2,139,263).

(b)	Other long-term employee benefits:

As a Schedule 2 employer under the Workplace Safety and Insurance Act, 1997, (the Act), the Corporation is individually responsible for the full cost of accident claims filed by its workers. The WSIB maintains full authority over the claims entitlement process and administers and processes claims payments on the Corporation’s behalf.

12.	Commitments:

Obligation under operating lease:

The Corporation has entered into operating leases for the facilities it occupies, and the related obligation expires in May 2017 on transfer to Gateway. Rent expense of $8,303,127 is included in facilities on the Combined Schedule of Revenues and Direct Expenses for the year ended March 31, 2017 (2016 – $8,920,159). The future minimum lease payments as at March 31, 2017 are $919,544.

13.	Subsequent event:

On May 9, 2017, OLG and Gateway entered into 20-year Casino Operating and Services Agreement for the Southwest Gaming Bundle. Gateway purchased the net assets of the Southwest Gaming Bundle, which included an estimate for working capital and took over day-to-day operations of the sites from OLG. Gateway is entitled to receive a share of the gaming revenue, as defined, generated at the Casino and Slot facilities it operates. The share of revenue owed to Gateway reflects the fixed fee, a variable fee (calculated as a percentage of gaming revenue above a set revenue threshold) and an amount for permitted capital expenditures.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of Ontario Lottery and Gaming Corporation

We have audited the accompanying Combined Schedules of Revenues and Direct Expenses of the Central Gaming Bundle of Ontario Lottery and Gaming Corporation for each of the years ended March 31, 2018 and 2017, and the related notes (the “Combined Schedules”).

Management’s Responsibility for the Combined Schedules

Management is responsible for the preparation and fair presentation of these Combined Schedules in accordance with the basis of preparation as described in note 2; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of Combined Schedules that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these Combined Schedules based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Schedules are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Combined Schedules. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Combined Schedules, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Combined Schedules in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Combined Schedules.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Combined Schedules referred to above present fairly, in all material respects, the combined revenues and direct expenses of the Central Gaming Bundle of the Ontario Lottery and Gaming Corporation for each of the years ended March 31, 2018 and 2017 in accordance with the basis of presentation as described in note 2.

Emphasis of Matter

We draw attention to note 2, which describes that the accompanying Combined Schedules of Revenues and Direct Expenses of the Central Gaming Bundle of the Ontario Lottery and Gaming Corporation were prepared at the request of Gateway Casinos & Entertainment Limited (“Gateway”), which request indicated that the Combined Schedules were required in order for Gateway to comply with the Exemptive Relief provided to it by the United States Securities and Exchange Commission. The Combined Schedules are not intended to be a complete set of financial statements prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. Our opinion is not modified with respect to this matter.

Chartered Professional Accountants, Licensed Public Accountants

Toronto, Canada

January 30, 2020

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

	2018	2017
Revenues:
Gaming	$526,666,069	$508,856,593
Non-gaming (note 4)	30,038,008	28,202,321

	556,704,077	537,058,914

Expenses:
Payroll	115,229,007	112,973,794
Commission	5,522,592	5,184,953
Marketing and promotion	37,012,868	35,197,335
Operating (note 11)	9,255,953	9,513,499
Facilities (note 9)	29,373,983	40,361,958
Food and beverage	18,630,793	18,562,847
Hotel	1,331,202	1,088,679
Entertainment	13,192,871	13,594,135
Payments to the Government of Canada (note 10)	23,329,352	23,553,083
Amortization (note 5)	31,775,071	33,869,043
Other	60,362	35,962

	284,714,054	293,935,288

Excess of revenues over direct expenses	271,990,023	243,123,626

Other income (note 7)	6,826,791	4,464,537
Finance costs (note 9)	(6,139,801)	—

Excess of revenues over direct expenses and other finance costs	$272,677,013	$247,588,163

Related party transactions (note 8)
Commitment (note 13)
Subsequent event (note 14)

The accompanying notes are an integral part of these combined schedules of revenues and direct expenses.

Peter Deeb, Chair	Lori O’Neill, Director

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

1.	Reporting entity:

Ontario Lottery and Gaming Corporation (“OLG” or the “Corporation”) was established without share capital on April 1, 2000 pursuant to the Ontario Lottery and Gaming Corporation Act, 1999. The Corporation is classified as an Operational Enterprise Agency of the Ontario government and is responsible for conducting and managing Land-Based Gaming, which includes, OLG-operated Slots and Casinos and Resort Casinos.

As part of the Corporation’s modernization strategy, the Corporation has bundled slots at racetracks, casino operations and resort casinos into gaming bundles. Following a successful procurement process, the bundles, which include the tangible assets, working capital and the right to operate and build, are transferred to private sector service providers.

The Central Gaming Bundle of OLG comprises Slots at Georgian Downs and Casino Rama Resort.

The Corporation’s head office and corporate office, respectively, are located at:

(a)	70 Foster Drive, Suite 800, Sault Ste. Marie, Ontario, P6A 6V2; and

(b)	4120 Yonge Street, Suite 402, Toronto, Ontario, M2P 2B8.

These Combined Schedules of Revenues and Direct Expenses for the Central Gaming Bundle of OLG were authorized for issue by the Board of Directors of the Corporation on January 30, 2020.

2.	Basis of preparation:

(a)	Statement of compliance:

The Combined Schedules of Revenues and Direct Expenses of the Central Gaming Bundle of OLG for each of the years ended March 31, 2018 and 2017 (the “Combined Schedules”) have been prepared at the request of Gateway Casinos & Entertainment Limited (“Gateway”), which request indicated that the Combined Schedules were required in order for Gateway to comply with the Exemptive Relief provided to it by the United States Securities and Exchange Commission.

The single Combined Schedules, comprised of revenues, direct costs and other income, of the Central Gaming Bundle of OLG for each of the years ended March 31, 2018 and 2017 are prepared in accordance with the recognition, measurement and disclosure principles of International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) to the extent considered relevant by the Corporation’s management to preparing such Combined Schedules.

The Combined Schedules do not comply with all of the presentation and disclosure requirements of IFRS as issued by the IASB for a complete set of financial statements. As a result, the Combined Schedules are not a complete set of financial statements in accordance with IFRS as issued by the IASB and are not intended to present fairly, in all material respects, the financial position of the Central Gaming Bundle of OLG as at March 31, 2018 and 2017, and of its financial performance, and its cash flows for the two years then ended in accordance with IFRS as issued by the IASB.

(b)	Basis of measurement:

These Combined Schedules have been prepared on the historical cost basis.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

(c)	Functional and presentation currency:

These Combined Schedules are presented in Canadian dollars. The Canadian dollar is the Central Gaming Bundle’s functional currency and the currency of the primary economic environment in which the Central Gaming Bundle operates.

(d)	Use of estimates and judgments:

The preparation of these Combined Schedules in conformity with the recognition, measurement and disclosure principles of IFRS (note 2(a)) requires management to make judgments, estimates and assumptions that affect the application of accounting policies, the reported amounts of revenues and direct expenses and the disclosures relevant to the revenues and expenses. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future years affected.

Areas of significant estimation and uncertainty that have a significant effect on the amounts recognized in the Combined Schedules, and could result in a material adjustment within the next fiscal year, are discussed in the following notes:

(i)	Amortization—useful lives and residual values (note 3(g))

(ii)	Capital lease obligation (note 9)

(iii)	Employee benefits (note 12)

Critical judgments in applying accounting policies that have the most significant effect on the amounts recognized in the Combined Schedules or disclosed in the Notes to the Combined Schedules are as follows:

(i)	Direct expenses (note 3(e))

(ii)	Disclosures that are relevant to revenues and direct expenses.

3.	Significant accounting policies:

The following accounting policies have been applied consistently by the Corporation for the Combined Schedules for the years ended March 31, 2018 and March 31, 2017.

(a)	Basis of combination:

The Combined Schedules comprise the accounts of the Corporation representing Slots at Georgian Downs and Casino Rama Resort; all of which belong to the Central Gaming Bundle.

(b)	Foreign currency:

Transactions in foreign currencies are converted to the Corporation’s functional currency using the exchange rates at the date of the transactions. Foreign currency transaction gains and losses are recognized within Other income in the Combined Schedules in the period in which they arise.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

(c)	Revenue recognition:

Revenue is measured at the fair value of the consideration received or receivable. Revenue is recognized for the following major business activities:

Gaming revenue:

Gaming revenue includes revenue from slot and table game operations at the Slot facility and Resort Casino belonging to the Central Gaming Bundle. This is recognized in the same period the game is played, net of prizes paid. Gaming revenue is recorded net of the change in accrued jackpot liabilities and liabilities under customer loyalty incentive programs.

Progressive jackpot liabilities are measured based on the anticipated payout of the progressive jackpot. Non-gaming revenue

Non-gaming revenue:

Non-gaming revenue includes revenue earned from accommodations, food and beverage, entertainment centres, and other services excluding the retail value of accommodations, food and beverage and other goods and services provided to customers on a complimentary basis at the Slot facility and Resort Casino belonging to the Central Gaming Bundle. Non-gaming revenue is recorded at the retail value and is recognized as goods are delivered and services performed.

(d)	Customer loyalty incentive programs:

The Corporation has customer loyalty incentive programs whereby customers have the choice to receive free or discounted goods and services and, in many cases, the right to receive cash. Some of these customer loyalty incentive programs allow customers to earn points based on the volume of play during gaming transactions. These points are recorded as a separate deliverable in the revenue transaction.

If the customer has the right to receive free or discounted goods and services and/or the option of receiving cash, a financial liability is recognized when the points are granted and a corresponding amount equal to the cash value is recorded as a reduction to revenue. The customer’s point balance will be forfeited if the customer does not earn additional points over the subsequent six- to 12-month period. If the points expire or are forfeited, the financial liability is derecognized.

For programs that provide customers the right to receive free or discounted goods and services, the revenue, as determined by the fair value of the undelivered goods and services related to the customer loyalty award, is deferred until the award is provided or expires.

(e)	Direct expenses:

Direct expenses are those costs that are directly incurred as part of operating the Central Gaming Bundle sites. Indirect expenses, which relate to corporate overhead costs, certain costs retained by OLG and other costs that are not in control of sites’ direct operational management, are not reflected in the Combined Schedules. Judgment is required in determining what is a direct expense.

(f)	Commissions:

Commissions are recognized in the Combined Schedules in the period in which they are incurred. Commissions include payments to Municipalities which host a Slots facility and receive a percentage of Electronic Games Revenue and Live Table Game Revenue as defined in the Municipal Contribution Agreements.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

(g)	Property, plant and equipment:

(i)	Recognition and measurement:

The Corporation capitalizes any capital purchase related to the Central Gaming Bundle that has a useful life beyond the current year.

Property, plant and equipment are measured at cost less accumulated amortization and accumulated impairment losses, if any.

Cost includes an expenditure that is directly attributable to the acquisition of the asset. The cost of self-constructed assets includes the cost of materials and direct labour and other costs directly attributable to bring the assets to a working condition for their intended use, the cost of dismantling and removing the items and restoring the site on which they are located and capitalized borrowing costs on qualifying assets. When parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items (major components) of property, plant and equipment.

Gains and losses on disposal of an item of property, plant and equipment related to the Central Gaming Bundle are determined by comparing the proceeds from disposal with the carrying amount of property, plant and equipment and are recognized net within Other income in the Combined Schedules.

(ii)	Subsequent costs:

The cost of replacing a part of an item of property, plant and equipment is recognized in the carrying amount of the item if it is probable that the future economic benefits embodied within the part will flow to the Corporation and its cost can be measured reliably. The carrying amount of the replaced part is derecognized. The cost of the day-to-day servicing of property, plant and equipment is recognized as incurred in the Combined Schedules.

(iii)	Amortization:

Amortization is calculated over the depreciable amount, which is the cost of an asset, or other amount substituted for cost, less its residual value.

Amortization is recognized in the Combined Schedules on a straight-line basis over the estimated useful life of each component of an item of property, plant and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset. Leased assets are amortized over the shorter of the lease term and their estimated useful lives unless it is reasonably certain that the Corporation will obtain ownership by the end of the term of the lease.

The estimated useful lives for the current and comparative periods are as follows:

Buildings	10 to 50 years
Furniture, fixtures and equipment	3 to 10 years
Leasehold improvements	Lesser of useful life or term of lease
Slots and casinos gaming assets	3 to 10 years

Property, plant and equipment are amortized when ready for their intended use. Construction in progress and assets not in use are stated at cost, less any recognized impairment loss. Amortization of these assets, determined on the same basis as other property assets, commences when the assets are ready for their intended use.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

Amortization methods, useful lives and residual values are reviewed at each fiscal year end and adjusted if appropriate.

(h)	Leases:

At the inception of an arrangement related to the Central Gaming Bundle, the Corporation determines whether such an arrangement is or contains a lease. A specific asset is the subject of a lease if fulfillment of the arrangement is dependent on the use of that specified asset. An arrangement conveys the right to use the asset if the Corporation has the right to control the use of the underlying asset.

At the inception or upon the reassessment of the arrangement, the Corporation separates payments and other consideration required by such an arrangement into those for the lease and those for other elements on the basis of their relative fair values. If the Corporation concludes that it is impracticable to separate the payments reliably under a finance lease, an asset and a liability are recognized at an amount equal to the fair value of the underlying asset. Subsequently, the liability is reduced as payments are made and an imputed finance charge on the liability is recognized using the Corporation’s incremental borrowing rate.

Leases where the Corporation assumes substantially all the risks and rewards of ownership are classified as finance leases. On a lease-by-lease basis, the Corporation estimates whether substantially all of the risks and rewards of ownership are assumed, taking into account the length of the lease, the present value of the minimum lease payments compared to the fair value of the leased asset and other terms contained within the lease. Upon initial recognition, the leased asset is measured at an amount equal to the lower of its fair value and the present value of the minimum lease payments.

Subsequent to initial recognition, the asset is accounted for in accordance with the accounting policy applicable to that asset. Minimum lease payments made under finance leases are apportioned between the finance costs and the reduction of the outstanding liability. The finance costs is allocated to each period during the term of the lease so as to produce a constant periodic rate of interest on the remaining balance of the liability.

Leases other than finance leases are classified as operating leases. Operating lease payments are recognized as an expense on a straight-line basis over the term of the lease, except when another systematic basis is more representative of the time pattern in which economic benefits from the leased assets are consumed. Contingent rentals arising under operating leases are recognized as an expense in the period in which they are incurred.

(i)	Employee benefits:

(i)	Defined contribution plans:

The operator of Casino Rama has created a defined contribution pension plan for its employees. A defined contribution plan is a post-employment benefit plan under which an entity pays fixed contributions into a separate entity and has no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution pension plans are recognized as an employee benefit expense in the Combined Schedules in the periods during which services are rendered by the employees. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in future payments is available. Contributions to a defined contribution plan, which are due more than 12 months after the end of the period in which the employees render the service, are discounted to their present value.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

(ii)	Defined benefit plans:

A defined benefit plan is a post-employment benefit plan that requires entities to record their net obligation in respect of the plan and is not a defined contribution plan. The Corporation provides defined benefit pension plans to the employees of the Slots at Georgian Downs through the Public Service Pension Fund (“PSPF”). The Corporation does not have a net obligation in respect of the defined benefit pension plan as the plan is a sole-sponsored defined benefit plan established by the Province of Ontario. The Province of Ontario controls all entities included in the pension plan. The Corporation has classified this plan as a state plan whereby there is no contractual agreement or stated policy for charging the net defined benefit cost of the plan to the Corporation. As such, the Corporation records these post-employment benefits as a defined contribution plan.

(iii)	Other long-term employee benefits:

The Corporation’s net obligation with respect to long-term employee benefits other than pension plans is the amount of future benefit that employees of the Central Gaming Bundle have earned in return for their service in the current and prior periods. That benefit is discounted to determine its present value and the fair value of any related assets is deducted. The discount rate is the yield at the reporting date on AA credit-rated bonds that have maturity dates approximating the terms of the Corporation’s obligations. The calculation is performed using the projected unit credit method. Any actuarial gains and losses are recognized within Operating expenses in the Combined Schedules in the period in which they arise.

(iv)	Short-term employee benefits:

Short-term employee benefit obligations related to employees of the Central Gaming Bundle are measured on an undiscounted basis and are expensed as the related service is provided.

A liability is recognized for the amount expected to be settled wholly within 12 months of the end of the reporting period if the Corporation has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

(j)	Income taxes:

As the Corporation is an agent of the Crown, it is not subject to federal or provincial corporate income taxes or corporate capital taxes.

(k)	Initial application of standards, interpretation and amendments:

The Corporation did not adopt any new or amended accounting pronouncements that had a material impact on the Combined Schedules.

(l)	Accounting standards issued but not yet effective:

A number of new accounting standards and amendments to standards are not yet effective as at March 31, 2018 and have not been applied in preparing these Combined Schedules.

(i)	IFRS 15, Revenue from Contracts with Customers (IFRS 15):

In May 2014, the IASB issued IFRS 15, replacing International Accounting Standard (“IAS”) 11, Construction Contracts, IAS 18, Revenue and International Financial Reporting Interpretations Committee (“IFRIC”) 13, Customer Loyalty Programmes. The standard contains a single model that applies to contracts with customers and two approaches to recognizing revenue: at a point in time or over time. New estimates and judgmental thresholds have been introduced which may affect the

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

amount and/or timing of revenue recognized. In April 2016, clarifications to IFRS 15 were issued to provide additional guidance with respect to the five-step analysis, transition and the application of the standard to licences of intellectual property. IFRS 15 and the clarifications are mandatorily effective for annual periods beginning on or after January 1, 2018. The Corporation is assessing the impact of this new standard on these Combined Schedules.

(ii)	IFRS 9, Financial Instruments (“IFRS 9”):

In July 2014, the IASB issued the complete IFRS 9 which replaces IAS 39, Financial Instruments: Recognition and Measurement. The new standard provides guidance on the classification and measurement of financial assets and introduces a new expected credit loss model for calculating impairment. It also incorporates general hedge accounting requirements. IFRS 9 is mandatorily effective for annual periods beginning on or after January 1, 2018. The Corporation is assessing the impact of this new standard on these Combined Schedules.

(iii)	IFRS 16, Leases (“IFRS 16”):

In January 2016, the IASB issued IFRS 16, replacing IAS 17, Leases and IFRIC 4, Determining Whether an Arrangement Contains a Lease. The standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than 12 months, unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. The accounting treatment for lessors will remain largely the same as under IAS 17. IFRS 16 is mandatorily effective for annual periods beginning on or after January 1, 2019. The Corporation is assessing the impact of this new standard on these Combined Schedules.

4.	Non-gaming revenue:

	2018	2017
Food and beverages	$14,999,262	$14,637,432
Hotel	6,129,226	5,060,933
Entertainment	8,735,588	8,340,955
Other	173,932	163,001

	$30,038,008	$28,202,321

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

5.	Property, plant and equipment:

	Assets under finance lease (note 9)	Furniture fixtures and equipment	Leasehold improvements	Slots and casinos gaming assets	Construction in progress and assets not yet in use	Total
Cost:

Balance, April 1, 2016	$—	$85,090,467	$350,961,707	$119,457,199	$1,133,000	$556,642,373
Additions and assets put into use	—	6,411,296	6,122,614	8,801,903	5,138,285	26,474,098
Disposals and retirements	—	(5,676,008)	(6,389,000)	(8,644,579)	—	(20,709,587)

Balance, March 31, 2017	—	85,825,755	350,695,321	119,614,523	6,271,285	562,406,884
Additions and assets put into use	243,303,000	5,784,786	6,085,967	12,348,051	(6,269,885)	261,251,919
Disposals and retirements	—	(24,977,562)	(345,621,000)	(30,031,506)	—	(400,630,068)
Transfer to held-for-sale (note 6)	—	(66,632,979)	(11,160,288)	(101,931,068)	(1,400)	(179,725,735)

Balance, March 31, 2018	$243,303,000	$—	$—	$—	$—	$243,303,000

Accumulated amortization:

Balance, April 1, 2016	$—	$75,371,081	$270,339,865	$93,497,710	$—	$439,208,656
Amortization for the period	—	5,421,708	18,007,404	10,439,931	—	33,869,043
Disposals and retirements	—	(5,899,845)	(5,368,000)	(8,061,579)	—	(19,329,424)

Balance, March 31, 2017	—	74,892,944	282,979,269	95,876,062	—	453,748,275
Amortization for the period	8,026,000	5,140,805	8,855,673	9,752,593	—	31,775,071
Disposals and retirements	—	(25,973,312)	(280,674,654)	(28,410,506)	—	(335,058,472)
Transfer to held-for-sale (note 6)	—	(54,060,437)	(11,160,288)	(77,218,149)	—	(142,438,874)

Balance, March 31, 2018	$8,026,000	$—	$—	$—	$—	$8,026,000

Carrying amounts:

March 31, 2017	$—	$10,932,811	$67,716,052	$23,738,461	$6,271,285	$108,658,609
March 31, 2018	235,277,000	—	—	—	—	235,277,000

6.	Disposal group held-for-sale:

On March 14, 2018, OLG announced the selection of Gateway as the Service Provider for the Central Gaming Bundle. Under the terms of the Transition and Asset Purchase Agreement, OLG committed to sell certain assets and Gateway agreed to assume certain liabilities related to the sites in the bundle. Accordingly, on March 14, 2018, these assets and liabilities met the criteria to be classified as a disposal group held for sale and were measured at their carrying amount being the lower of their carrying amount and their fair value less costs to sell. Amortization of the property, plant and equipment that were transferred to Gateway ceased when they were reclassified as held for sale. As a result, the Combined Schedules reflect amortization to March 14, 2018.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

7.	Other income:

	2018	2017
Automated teller machines	$7,157,398	$6,856,631
Foreign exchange gain, net	103,113	115,083
Other miscellaneous income	226,001	54,069
Loss on disposal of property, plant and equipment, net	(659,721)	(2,561,246)

	$6,826,791	$4,464,537

8.	Related party transactions:

The Corporation is related to various other government agencies, ministries and Crown corporations. Related party transactions include post-employment benefit plans with the Ontario Pension Board (note 12(b) and other long-term employee benefits with the Workplace Safety and Insurance Board (“WSIB”).

All transactions with these related parties are in the normal course of operations and are measured at the exchange amounts, which are the amounts of consideration established and agreed to by the related parties.

9.	Chippewas of Mnjikaning (Rama) First Nation:

On July 17, 2009, and as amended and restated on June 13, 2017, the Corporation and Chippewas of Rama First Nation entered into an agreement relating to Casino Rama for the 20-year period commencing August 1, 2011 and possible future development (the “Post-2011 Contract”). The Post-2011 Contract continues until July 31, 2031, subject to earlier terminations or the exercise by the Corporation of two successive options to extend for periods of 10 and 5 years, respectively.

The lands used for Casino Rama complex are leased under a 30-year ground lease which expires on January 31, 2047, from Her Majesty the Queen in Right of Canada by Casino Rama Inc., a wholly owned subsidiary of Chippewas of Rama First Nation. On June 13, 2017, the Corporation and Casino Rama Inc. entered into a new Complex Sublease (“Complex Sublease”), which aligns the term with the amended and restated Post-2011 Contract and consolidates previous leases for office and warehouse space, land lease, other additional parking lands and the employee parking lot. On May 1, 2018, the Chippewas of Rama First Nation Land Code came into effect, which transferred land administration for the reserve lands, and Her Majesty the Queen in Right of Canada’s interest in the ground lease, from Her Majesty the Queen in Right of Canada to the Chippewas of Rama First Nation pursuant to the First Nations Land Management Act.

In addition to annual rent payments, Chippewas of Rama First Nation are entitled to receive an annual fee (the “Rama fee”) from the Corporation for each successive 12-month period equal to the greater of 1.9% of the gross revenue of the Casino Rama complex, as defined, and $5,500,000. For accounting purposes, the agreements were determined to contain a finance lease.

In calculating the present value of minimum lease payments the $5,500,000 minimum gross revenue payments under the Post-2011 Contract, was considered in substance to be a payment of rent. A discount rate of 3.19 per cent was used and a term of 24 years. During the year ended March 31, 2018, $6,139,801 was included in the Combined Schedules as a finance cost.

During the year ended March 31, 2018, prior to the modification of the Complex Sublease and Post-2011 Contract, $5,634,908 (2017—$16,936,842) was expensed for land leases, rental of office and warehouse space and the Rama fee and is included in the Combined Schedules as facilities expense.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

10.	Payments to the Government of Canada:

As a prescribed registrant, the Corporation makes GST/HST remittances to the Government of Canada pursuant to the Games of Chance (“GST/HST”) Regulations of the Excise Tax Act. The Corporation’s net tax for a reporting period is calculated using net tax attributable to both gaming and non-gaming activities.

The net tax attributable to non-gaming activities is calculated in the same way as it is for any other GST/HST registrant in Canada. The non-recoverable GST/HST payable to suppliers and the additional imputed tax payable to the Government of Canada on gaming-related expenses were recognized as payments to the Government of Canada.

The next tax attributable to gaming activities results in a 26 per cent tax burden on most taxable gaming expenditures incurred by the Corporation.

11.	Operating expenses:

	2018	2017
Slot operations	$4,717,285	$5,503,783
Table operations	1,479,308	1,671,914
Casino finance	598,253	607,859
Security and surveillance	339,638	376,527
General and administration	2,121,469	1,353,416

	$9,255,953	$9,513,499

12.	Employee benefits:

(a)	Defined contribution plans:

The operator of Casino Rama has created defined contribution pension plans for its employees. The pension expense for Casino Rama’s defined contribution plan for the year ended March 31, 2018 amounted to $3,844,000 (2017—$3,833,000).

(b)	Other post-employment benefit plans:

The annual contributions to the PSPF made by the Corporation are recorded as a payroll expense in the Combined Schedules. The Corporation’s contribution and pension expense related to employees of the Central Gaming Bundle for the year ended March 31, 2018 was $611,941 (2017 – $582,763).

(c)	Other long-term employee benefits:

As a Schedule 2 employer under the Workplace Safety and Insurance Act, 1997, (the “Act”), the Corporation is individually responsible for the full cost of accident claims filed by its workers. The WSIB maintains full authority over the claims entitlement process and administers and processes claims payments on the Corporation’s behalf.

The operator of Casino Rama is a Schedule 1 employers under the Act and is not subject to the financial reporting requirements of self-insured employers.

ONTARIO LOTTERY AND GAMING CORPORATION

CENTRAL GAMING BUNDLE

Notes to the Combined Schedules of Revenues and Direct Expenses

Years ended March 31, 2018 and 2017

13.	Commitment:

Obligation under operating lease:

The Corporation has entered into an operating lease for a facility it occupies, and the related obligation expires in July 2018 on transfer to Gateway. The future minimum lease payments as at March 31, 2018 are $1,499,824.

14.	Subsequent event:

On July 18, 2018, OLG and Gateway entered into 23-year Casino Operating and Services Agreement for the Central Gaming Bundle. Gateway purchased the net assets of the Central Gaming Bundle, which included an estimate for working capital and took over day-to-day operations of the sites from OLG. Gateway is entitled to receive a share of the gaming revenue, as defined, generated at the Slot facility and Resort Casino it operates. The share of revenue owed to Gateway reflects the fixed fee, a variable fee (calculated as a percentage of gaming revenue above a set revenue threshold) and an amount for permitted capital expenditures.

GATEWAY CASINOS & ENTERTAINMENT LIMITED

CENTRAL ONTARIO GAMING BUNDLE

UNAUDITED PRO FORMA COMBINED SCHEDULE

OF REVENUES AND DIRECT EXPENSES

For the Period from January 1, 2018 to July 17, 2018

(expressed in thousands of Canadian dollars)

UNAUDITED PRO FORMA COMBINED SCHEDULE OF REVENUES AND DIRECT EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2018 TO JULY 17, 2018

(EXPRESSED IN THOUSANDS OF CANADIAN DOLLARS)

Introduction

On July 18, 2018, Gateway Casinos & Entertainment Limited (the “Company” or “Gateway”) signed a 23-year casino operating and service agreement (“COSA”) with the Ontario Lottery and Gaming Corporation (the “OLG”) for the operation of the Central Ontario Gaming Bundle (the “Central Bundle”). The purchase price for the Central Bundle properties was approximately $89.3 million, including net working capital of approximately $26.7 million, comprised of cash, prepaids, inventory and accrued liabilities. Under the Central Bundle agreements, we purchased the assets of the Central Gaming Bundle and entered into leases for Casino Rama Resort on Chippewas of Rama First Nation’s Lands and OLG Slots at Georgian Downs (subsequently renamed Gateway Innisfil), and have the opportunity to develop a casino in either Wasaga Beach or Collingwood.

Under the terms of the COSA, the Company executed the operations relating to the gaming properties, while the OLG retained the authority to conduct and manage the gaming and lottery schemes carried out at the gaming properties. The Company received a commission equal to a share of the gaming revenue for operating the gaming properties, equal to 70% of the gaming revenue from Central Bundle properties in excess of a guaranteed threshold amount to the OLG, subject to a minimum payable to the Company.

Additionally, the Company is entitled to a Permitted Capital Expenditure Allowance, payable by the OLG, for a proportion of permitted capital expenditures that the Company incurs in the various gaming zones located in the Central Bundle. The amount of the Permitted Capital Expenditure Allowance payable to the Company by the OLG in the first operating year will be specified in the COSA. The Permitted Capital Expenditure Allowance payable in subsequent operating years will increase according to a pre-determined inflation rate.

This unaudited pro forma combined schedule of revenue and direct expenses of the Central Bundle has been prepared for illustrative purposes only, to show the effect of the acquisition of the assets of the Central Bundle as if the Company acquired the Central Bundle on January 1, 2018 and the terms of the first operating year under the COSA were in effect for the period.

The assumptions and estimates underlying the unaudited adjustments to the pro forma combined schedule of revenues and direct expenses are described in the accompanying notes, which should be read together with the pro forma combined schedule of revenues and direct expenses. The pro forma data presented reflect events directly attributable to the described transaction and certain assumptions that the Company believes are reasonable. The pro forma data are not necessarily indicative of financial results that would have been attained had the described transactions occurred on the dates indicated above or which could be achieved in the future. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual adjustments may differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma combined schedule of revenue and direct expenses.

	Central Bundle	Adjustments	Pro Forma
	(C$ thousands)
Revenue
Gaming Revenue (Notes 3(a) and 3(e))	268,122	(142,129)	125,993
Non-gaming Revenue	15,665	—	15,665

Total Revenue	283,787	(142,129)	141,658

Direct Expenses
Payroll (Note 3(b))	61,544	124	61,668
Commissions (Note 3(c))	3,089	(3,089)	—
Marketing and promotion (Note 3(e))	23,616	708	24,324
Operating (Note 3(d))	5,454	1,759	7,213
Facilities (Note 3(f))	5,856	6,727	12,583
Food and Beverage	9,221	—	9,221
Hotel	717	—	717
Entertainment	6,475	—	6,475
GST/HST (Note 3(g))	11,461	(11,461)	—
Amortization (Note 3(h))	6,652	(3,981)	2,671
Other	30	—	30

Total Direct Expenses	134,115	(9,213)	124,902

Excess Revenue over Direct Expenses	149,672	(132,916)	16,756
Other Income	3,571	—	3,571
Finance Costs (Note 3(i))	(8,433)	8,433	—

Excess revenue over Direct Expenses and Other Income and Finance Costs	144,810	(124,483)	20,327

The accompanying notes are an integral part of this unaudited pro forma combined schedule of revenues and direct expenses.

NOTES TO THE CENTRAL ONTARIO GAMING BUNDLE UNAUDITED PRO FORMA

COMBINED SCHEDULE OF REVENUES AND DIRECT EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2018 TO JULY 17, 2018

(EXPRESSED IN THOUSANDS OF CANADIAN DOLLARS)

1	Basis of presentation

This unaudited pro forma combined schedule of revenue and direct expenses of the Central Ontario Gaming Bundle (the “Central Bundle”) has been prepared by management of Gateway Casinos & Entertainment Limited (the “Company” or “Gateway”) for illustrative purposes only, to show the effect of the proposed acquisition of the assets of the Central Bundle by the Company (the “Transaction”) as described in Note 2. The unaudited pro forma schedule of revenues and direct expenses has been prepared as if the Company acquired the Central Bundle on January 1, 2018 and the terms of the first operating year under the casino operating and service agreement (“COSA”) were in effect for the period.

The unaudited pro forma combined schedule of revenues and direct expenses has been prepared using site-level financial information prepared or provided by Ontario Lottery and Gaming Corporation (“OLG”) management for the period from January 1 to July 17, 2018 (the “Bundle Statements”) with adjustments made by the Company as noted above and has not been audited or reviewed by outside auditors. The Bundle Statements do not include certain information and adjustments necessary to conform with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. Readers should not place undue reliance on this information.

2	Significant accounting policies

The accounting policies used to prepare the unaudited pro forma combined schedule of revenues and direct expenses conform to the accounting policies adopted by the Company, which are in compliance with IFRS as issued by the International Accounting Standards Board, except that as noted in Note 1 Basis of presentation, the site-level financial information prepared or provided by OLG management for the period from January 1 to July 17, 2018 with adjustments made by the Company as noted above does not include certain information and adjustments necessary to conform with IFRS as issued by the International Accounting Standards Board.

3	Pro forma adjustments

The following adjustments have been recorded in the unaudited pro forma combined schedule of revenues and direct expenses to reflect the pro forma effects of the Transaction described above:

(a)

To adjust the gaming revenue and revenue from permitted capital expenditure to reflect the terms of the COSA as if the Company had operated the Central Bundle properties for the entire period. The calculation of the adjustment is based on the guaranteed threshold amount to the OLG, guaranteed minimum commission to the Company and amount of the Permitted Capital Expenditure Allowance for the first operating year of the COSA, each as set out in the COSA.

(b)

Most employers in Ontario are required to register with the Workplace Safety and Insurance Board (the “WSIB”) and provide coverage for work- related injuries for all employees in Ontario. The Workplace Safety and Insurance Act (Ontario) provides for different methods of insurance coverage depending on the type of company. The OLG, as a Crown Corporation of the Ontario government, is a Schedule 2 employer and must individually pay the total cost of injury benefits for its employees. The OLG prepares an actuarial assessment of its liability at the end of each fiscal period and makes adjustments to its liability reserves for current service costs and changes to past service costs. Gateway is a Schedule 1 employer and will be required to pay annual premiums to an insurance fund covering all Schedule 1 employers. The amount of premium will be based on the WSIB’s classification of the employer’s business activity and the employer’s total insurable payroll. The Casino Rama Resort was operated by a third party private operator under an operating agreement with the OLG (which agreement terminated upon closing of the acquisition by the Company). This operator is also a Schedule 1 employer. Accordingly, no adjustment is necessary for costs associated with the Casino Rama Resort.

Applying the expected appropriate premium rate to the insurable wages for the Georgian Downs property included in the Central Bundle results in a higher expense for Gateway as follows:

(C$ thousands)
Estimated WSIB expense for the Company	127
WSIB expense reported by OLG for the period	(3)

WSIB adjustment	124

The estimated WSIB expense for the Company is based on a prescribed rate of $2.05 per $100 of insurable earnings, assuming that 85% of total salaries and wages would be insurable.

(c)

The Bundle Statements include commissions payable to host local governments in operating expenses. Such expenses continue to be the responsibility of the OLG under the COSA and will not be paid by Gateway. Total commissions paid to host local governments during the period were $3,089.

(d)

The Alcohol and Gaming Commission of Ontario (the “AGCO”) is responsible for the regulation of casinos, charity casinos and slot machine facilities in Ontario. The AGCO has contracted with the Ontario Provincial Police (the “OPP”) to provide certain regulatory services within casinos and slot machine facilities. The AGCO charges each casino or slot machine facility for certain costs, including annual registration fees and the cost of OPP services. The OLG has not recorded these AGCO charges in the Bundle Statements. The Company will be required to pay these charges and such charges will form part of the operating expenses of the Central Bundle properties. The OLG paid the AGCO an estimated $1,759 for the Central Bundle properties during the period.

(e)

The OLG presents gaming revenue in the Bundle Statements net of the costs of cash incentives, whereas the Company records cash incentives as marketing expenses. An adjustment is necessary to reclassify the cost of cash incentives incurred by the OLG from gaming revenue to marketing expenses to conform to the Company’s accounting policies. The OLG incurred $708 in cost of cash incentives during the period.

(f)

The Bundle Statements include certain expenses that were recorded by the OLG under an existing lease agreement with the Rama First Nations for the use of certain facilities and land. The lease was reclassified by the OLG as a capital lease in June 2017. Such expenses continue to be the responsibility of the OLG, has enter into a sublease agreement with the Company. Adjustments are made to reverse the capitalized lease impact on amortization ($5,509) and finance costs ($8,433) recorded by the OLG, and record the amounts payable by the Company under the new sublease agreement for the period ($6,727).

(g)

The OLG is a ‘Prescribed Registrant’ under the purposes of subsection 188(5) of the Excise Tax Act and is subject to Regulations pursuant to which the OLG is required to pay Harmonized Sales Tax (“HST”) on the total gross gaming revenue. The OLG reports any such HST paid as an expense in the Bundle Statements. Gateway is not a Prescribed Registrant and is subject to the Regulations. The total HST paid by the OLG on gross gaming revenue for the period was $11,461.

(h)

To decrease depreciation of property and equipment by $3,981 for the year to conform to the Company’s depreciation policy. Depreciation expense was calculated based on the estimated fair value of the acquired property and equipment with useful lives as follows:

Equipment	1 – 2 years
Leasehold improvements	Term of the related lease

(i)	Financing costs represents interest under capital leases, which no longer exist. The pro forma interest burden has been recorded at the corporate level in conjunction with the refinancings.

LEISURE ACQUISITION CORP.

CONDENSED BALANCE SHEETS

	September 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
Current Assets
Cash	$1,273,926	$1,658,398
Prepaid expenses	30,514	87,083
Income tax receivable	73,803	170,535

Total Current Assets	1,378,243	1,916,016
Cash and marketable securities held in Trust Account	205,832,491	202,915,739

Total Assets	$207,210,734	$204,831,755

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$1,125,171	$429,246
Accrued offering costs	—	8,640

Total Current Liabilities	1,125,171	437,886
Deferred tax liability	8,920	1,764
Deferred underwriting fee payable	7,000,000	7,000,000

Total Liabilities	8,134,091	7,439,650

Commitments
Common stock subject to possible redemption, 18,860,476 shares and 18,960,928 shares at redemption value at September 30, 2019 and December 31, 2018, respectively	194,076,642	192,392,104

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,139,524 shares and 6,039,072 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively (excluding 18,860,476 shares and 18,960,928 shares subject to possible redemption at September 30, 2019 and December 31, 2018, respectively)	614	604
Additional paid-in capital	1,224,009	2,908,557
Retained earnings	3,775,378	2,090,840

Total Stockholders’ Equity	5,000,001	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$207,210,734	$204,831,755

The accompanying notes are an integral part of the unaudited condensed financial statements.

LEISURE ACQUISITION CORP.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Operating costs	$584,418	$848,192	$1,399,530	$1,329,864
Reimbursement of due diligence expenses	—	(600,005)	—	(600,005)

Loss from operations	(584,418)	(248,187)	(1,399,530)	(729,859)

Other income (expense):
Interest income	1,107,955	969,387	3,497,481	2,515,625
Unrealized (loss) gain on marketable securities held in Trust Account	(19,496)	(13,426)	42,475	(13,915)

Other income, net	1,088,459	955,961	3,539,956	2,501,710

Income before provision for income taxes	504,041	707,774	2,140,426	1,771,851
Provision for income taxes	(14,318)	(130,125)	(455,888)	(373,026)

Net income	$489,723	$577,649	$1,684,538	$1,398,825

Weighted average shares outstanding, basic and diluted(1)	6,100,218	6,010,149	6,062,609	5,994,905

Basic and diluted net loss per common share(2)	$(0.08)	$(0.05)	$(0.18)	$(0.14)

(1)	Excludes an aggregate of 18,860,476 and 18,974,158 shares subject to possible redemption at September 30, 2019 and 2018, respectively.
(2)

Net loss per common share—basic and diluted excludes income attributable to common stock subject to possible redemption of $965,765 and $870,808 for the three months ended September 30, 2019 and 2018, respectively, and $2,766,826 and $2,265,679 for the nine months ended September 30, 2019 and 2018, respectively (see Note 2).

The accompanying notes are an integral part of the unaudited condensed financial statements.

LEISURE ACQUISITION CORP.

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(Unaudited)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2018

	Common Stock		Additional Paid in Capital	(Accumulated Deficit)/ Retained Earnings	Total Stockholders’ Equity
	Shares	Amount
Balance—January 1, 2018	6,734,320	$673	$5,030,521	$(31,193)	$5,000,001
Change in value of common stock subject to possible redemption	5,641	1	(406,067)	—	(406,066)
Forfeiture of Founder Shares	(750,000)	(75)	75	—	—
Net income	—	—	—	406,066	406,066

Balance—March 31, 2018 (unaudited)	5,989,961	599	4,624,529	374,873	5,000,001
Change in value of common stock subject to possible redemption	20,188	2	(415,112)	—	(415,110)
Net income	—	—	—	415,110	415,110

Balance—June 30, 2018 (unaudited)	6,010,149	601	4,209,417	789,983	5,000,001
Change in value of common stock subject to possible redemption	15,693	2	(577,651)	—	(577,649)
Net income	—	—	—	577,649	577,649

Balance—September 30, 2018 (unaudited)	6,025,842	$603	$3,631,766	$1,367,632	$5,000,001

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019

	Common Stock		Additional Paid in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount
Balance—January 1, 2019	6,039,072	$604	$2,908,557	$2,090,840	$5,000,001
Change in value of common stock subject to possible redemption	8,792	1	(775,914)	—	(775,913)
Net income	—	—	—	775,913	775,913

Balance—March 31, 2019 (unaudited)	6,047,864	605	2,132,643	2,866,753	5,000,001
Change in value of common stock subject to possible redemption	52,354	5	(418,907)	—	(418,902)
Net income	—	—	—	418,902	418,902

Balance—June 30, 2019 (unaudited)	6,100,218	610	1,713,736	3,285,655	5,000,001
Change in value of common stock subject to possible redemption	39,306	4	(489,727)	—	(489,723)
Net income	—	—	—	489,723	489,723

Balance—September 30, 2019 (unaudited)	6,139,524	$614	$1,224,009	$3,775,378	$5,000,001

The accompanying notes are an integral part of the unaudited condensed financial statements.

LEISURE ACQUISITION CORP.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash Flows from Operating Activities:
Net income	$1,684,538	$1,398,825
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(3,497,481)	(2,515,625)
Unrealized (gain) loss on marketable securities held in Trust Account	(42,475)	13,915
Deferred tax provision	7,156	—
Changes in operating assets and liabilities:
Prepaid expenses	56,569	88,350
Income tax receivable	96,732	—
Accounts payable and accrued expenses	695,925	238,209
Income tax payable	—	(3,296)

Net cash used in operating activities	(999,036)	(779,622)

Cash Flows from Investing Activities:
Cash withdrawn from Trust Account to pay franchise and income taxes	623,204	475,814

Net cash provided by investing activities	623,204	475,814

Cash Flows from Financing Activities:
Payment of offering costs	(8,640)	(32,000)

Net cash used in financing activities	(8,640)	(32,000)

Net Change in Cash	(384,472)	(335,808)
Cash—Beginning	1,658,398	2,090,074

Cash—Ending	$1,273,926	$1,754,266

Supplementary cash flow information:
Cash paid for income taxes	$352,000	$376,322

Non-Cash investing and financing activities:
Initial classification of common stock subject to redemption	$—	$190,270,071

Change in value of common stock subject to possible redemption	$1,684,538	$1,398,825

The accompanying notes are an integral part of the unaudited condensed financial statements.

LEISURE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(Unaudited)

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Leisure Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on September 11, 2017. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that the Company has not yet identified (a “Business Combination”).

All activity through September 30, 2019 relates to the Company’s formation, the Company’s initial public offering of 20,000,000 units (the “Initial Public Offering”), the simultaneous sale of 6,825,000 warrants (the “Private Placement Warrants”) in a private placement to Hydra LAC, LLC, an affiliate of Hydra Management, LLC (the “Hydra Sponsor”), MLCP GLL Funding LLC, an affiliate of Matthews Lane Capital Partners, LLC (the “Matthews Lane Sponsor,” and, together with the Hydra Sponsor, the “Sponsors”), HG Vora Special Opportunities Master Fund, Ltd. (“HG Vora”) and certain members of the Company’s management team, and the Company’s search for a target business with which to complete a Business Combination.

The Company has until December 5, 2019 to consummate a Business Combination. The Company has scheduled a special meeting of stockholders for November 26, 2019 (the “Special Meeting”), pursuant to which it will seek stockholder approval to, among other matters, amend the Company’s Second Amended and Restated Certificate of Incorporation to extend the period of time for which the Company is required to consummate a Business Combination from December 5, 2019 to April 5, 2020 (the “Extension”). There is no assurance that the Company’s stockholders will vote to approve the Extension. If the Company does not obtain stockholder approval, the Company would wind up its affairs and liquidate. The Company’s public stockholders will be able to elect to redeem their shares in connection with the Special Meeting and the Company has agreed to make certain cash contributions to the Trust Account for each public share that is not redeemed in connection with the Special Meeting subject to certain conditions (see Note 7).

Liquidity

The Company has principally financed its operations from inception using proceeds from the sale of its equity securities to its shareholders prior to the Initial Public Offering and such amount of proceeds from the sale of the Private Placement Warrants and the Initial Public Offering that were placed in an account outside of the Trust Account for working capital purposes. As of September 30, 2019, the Company had $1,273,926 in its operating bank accounts, $205,832,491 in securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem its common stock in connection therewith and working capital of $209,269, which excludes $73,803 of prepaid income taxes and $30,000 of franchise and income taxes payable that will be paid from interest earned on the Trust Account. The Company’s expense advancement agreement with its sponsors and strategic investor also provides the Company with the ability to drawdown an aggregate of up to $1,000,000 in loans to fund working capital deficiencies or finance transaction costs in connection with a Business Combination. Based on the foregoing, the Company believes it will have sufficient cash to meet its needs through the earlier of consummation of a Business Combination or December 5, 2019, the date that the Company will be required to cease all operations except for the purpose of winding up, if a Business Combination is not consummated (see Note 7).

LEISURE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(Unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC on March 11, 2019 and as amended on March 12, 2019, which contains the audited financial statements and notes thereto. The financial information as of December 31, 2018 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. The interim results for the three and nine months ended September 30, 2019 are not necessarily indicative of the results to be expected for the year ending December 31, 2019 or for any future interim periods.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from the Company’s estimates.

Marketable securities held in Trust Account

At September 30, 2019 and December 31, 2018, the assets held in the Trust Account were substantially held in U.S. Treasury Bills. During the nine months ended September 30, 2019, the Company withdrew $623,204 of interest income from the Trust Account to pay franchise and income taxes. During the year ended December 31, 2018, the Company withdrew $838,587 of interest income from the Trust Account to pay franchise and income taxes.

Net loss per common share

Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at September 30, 2019 and 2018, which are not currently

LEISURE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(Unaudited)

redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 16,825,000 shares of common stock in the calculation of diluted loss per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted loss per common share is the same as basic loss per common share for the periods.

Reconciliation of net loss per common share

The Company’s net income is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income	$489,723	$577,649	$1,684,538	$1,398,825
Less: Income attributable to common stock subject to possible redemption	(965,765)	(870,808)	(2,766,826)	(2,265,679)

Adjusted net loss	$(476,042)	$(293,159)	$(1,082,288)	$(866,854)

Weighted average shares outstanding, basic and diluted	6,100,218	6,010,149	$6,062,609	$5,994,905

Basic and diluted net loss per common share	$(0.08)	$(0.05)	$(0.18)	$(0.14)

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed financial statements.

3. RELATED PARTY TRANSACTIONS

Administrative Services Agreement

The Company entered into an agreement whereby, commencing on December 1, 2017 through the earlier of the completion of a Business Combination or the Company’s liquidation, the Company will pay Hydra Management, LLC, or its affiliates or assignees, a monthly fee of up to $10,000 for office space, utilities and secretarial and administrative support. For the three months ended September 30, 2019 and 2018, the Company incurred $30,000 in fees for these services. For each of the nine months ended September 30, 2019 and 2018, the Company incurred $90,000 in fees for these services. At September 30, 2019 and December 31, 2018, $10,500 and $6,000 in administrative fees, respectively, are included in accounts payable and accrued expenses in the accompanying condensed balance sheets.

LEISURE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(Unaudited)

4. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on December 1, 2017, the holders of the shares of common stock prior to the Initial Public Offering (the “Founder Shares”), Private Placement Warrants (and their underlying securities), Private Placement Units (and their underlying securities) (as defined below) and any warrants that may be issued upon conversion of the Working Capital Loans (and their underlying securities) are entitled to registration rights. The holders of these securities are entitled to make up to two demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The underwriters of the Initial Public Offering are entitled to a deferred fee of three and one-half percent (3.5%) of the gross proceeds of the Initial Public Offering, or $7,000,000. Up to $0.05 per Unit (or up to $1,000,000) of the deferred fee may be paid to third parties (who are members of FINRA) that assist the Company in consummating its initial Business Combination. The election to make such payments to third parties will be solely at the discretion of the Company’s management team, and such third parties will be selected by the management team in their sole and absolute discretion. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

Contingent Forward Purchase Contract

On December 1, 2017, the Company entered into a contingent forward purchase contract (the “Contingent Forward Purchase Contract”) with HG Vora to purchase, in a private placement for gross proceeds of $62,500,000 to occur concurrently with the consummation of the Business Combination, 6,250,000 Units on the same terms as the sale of the Units in the Initial Public Offering at $10.00 per Unit (“Private Placement Units”). The funds from the sale of the Private Placement Units will be used as part of the consideration to the sellers in the Business Combination; any excess funds from the Private Placement Units will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares. HG Vora’s obligation to purchase our Units under the contingent forward purchase contract is contingent upon, among other things, HG Vora approving the Business Combination, which approval can be withheld for any reason.

Service Provider Agreement

From time to time the Company has entered into and may enter into agreements with various services providers and advisors, including investment banks, to help us identify targets, negotiate terms of potential Business Combinations, consummate a Business Combination and/or provide other services. In connection with these agreements, the Company may be required to pay such service providers and advisors fees in connection

LEISURE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(Unaudited)

with their services to the extent that certain conditions, including the closing of a potential Business Combination, are met. If a Business Combination does not occur, the Company would not expect to be required to pay these contingent fees. There can be no assurance that the Company will complete a Business Combination.

5. STOCKHOLDERS’ EQUITY

Preferred Stock—The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At September 30, 2019 and December 31, 2018, there were no shares of preferred stock issued or outstanding.

Common Stock—The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share. On January 15, 2018, the underwriters’ election to exercise their over-allotment option expired unexercised and, as a result, 750,000 Founder Shares were forfeited. At September 30, 2019 and December 31, 2018, there were 6,139,524 and 6,039,072 shares of common stock issued and outstanding, respectively, excluding 18,860,476 and 18,960,928 shares of common stock subject to possible redemption, respectively.

6. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

LEISURE ACQUISITION CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2019

(Unaudited)

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at September 30, 2019 and December 31, 2018, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	September 30, 2019	December 31, 2018
Assets:
Cash and marketable securities held in Trust Account	1	$205,832,491	$202,915,739

7. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

As described in Note 1, the Company has scheduled the Special Meeting for November 26, 2019, pursuant to which it will seek stockholder approval to, among other matters, approve the Extension. In connection with the Special Meeting, the Company’s public stockholders will be able to elect to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes). With respect to public shares not redeemed in connection with the Special Meeting, the Company will make a cash contribution (the “Contribution”) of $0.03 for each public share that is not redeemed by stockholders for each monthly period or portion thereof that is needed to complete a Business Combination (commencing on December 6, 2019 and on the 6th day of each subsequent month through the end of the Extension), subject to certain conditions. The Contribution will not be made unless the Extension is approved by stockholders and implemented by the Company. The Company will have discretion whether to continue extending for additional monthly periods until the end of the Extension and if the Company determines not to continue extending for additional monthly periods, the obligation to make additional Contributions will terminate. If this occurs, or if the Company’s Board otherwise determines that the Company will not be able to consummate a Business Combination by the end of the Extension and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares. If the Company does not obtain stockholder approval, the Company would wind up its affairs and liquidate.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Leisure Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Leisure Acquisition Corp. (the “Company”) as of December 31, 2018 and 2017, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Marcum LLP

/S/ Marcum LLP

We have served as the Company’s auditor since 2017.

New York, NY

March 11, 2019

LEISURE ACQUISITION CORP.

BALANCE SHEETS

	December 31,
	2018	2017
ASSETS
Current Assets
Cash	$1,658,398	$2,090,074
Prepaid expenses	87,083	217,100
Income tax receivable	170,535	—

Total Current Assets	1,916,016	2,307,174
Cash and marketable securities held in Trust Account	202,915,739	200,119,137

Total Assets	$204,831,755	$202,426,311

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$429,246	$111,964
Accrued offering costs	8,640	40,640
Income tax payable	—	3,635

Total Current Liabilities	437,886	156,239
Deferred tax liability	1,764	—
Deferred underwriting fee payable	7,000,000	7,000,000

Total Liabilities	7,439,650	7,156,239

Commitments
Common stock subject to possible redemption, 18,960,928 and 19,015,680 shares at redemption value at December 31, 2018 and 2017, respectively	192,392,104	190,270,071

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,039,072 and 6,734,320 shares issued and outstanding (excluding 18,960,928 and 19,015,680 shares subject to possible redemption, respectively)	604	673
Additional paid-in capital	2,908,557	5,030,521
Retained earnings (Accumulated deficit)	2,090,840	(31,193)

Total Stockholders’ Equity	5,000,001	5,000,001

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$204,831,755	$202,426,311

The accompanying notes are an integral part of the financial statements.

LEISURE ACQUISITION CORP.

STATEMENTS OF OPERATIONS

	Year Ended December 31, 2018	For the Period from September 11, 2017 (inception) Through December 31, 2017
Operating costs	$1,559,245	$146,695
Reimbursement of due diligence expenses	(600,005)	—

Loss from operations	(959,240)	(146,695)
Other income (expense):
Interest income	3,626,792	157,388
Unrealized gain (loss) on securities held in Trust Account	8,397	(38,251)

Other income, net	3,635,189	119,137

Income (loss) before provision for income taxes	2,675,949	(27,558)
Provision for income taxes	(553,916)	(3,635)

Net income (loss)	$2,122,033	$(31,193)

Weighted average shares outstanding, basic and diluted(1) (2)	6,002,703	6,184,506

Basic and diluted net loss per common share	$(0.22)	$(0.01)

(1)

Excludes an aggregate of 18,960,928 and 19,015,680 shares subject to possible redemption at December 31, 2018 and 2017, respectively. In addition, December 31, 2017, also excludes an aggregate of 750,000 shares held by the initial stockholders that were subject to forfeiture to the extent that the underwriters’ over-allotment was not exercised in full

(2)

Net loss per common share—basic and diluted excludes income attributable to common stock subject to possible redemption of $3,464,722 and $51,421 for the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017, respectively (see Note 2).

The accompanying notes are an integral part of the financial statements.

LEISURE ACQUISITION CORP.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Equity
Balance—September 11, 2017 (inception)	—	$—	$—	$—	$—
Common stock issued to initial stockholders (“Founder Shares”)	7,187,500	719	24,281	—	25,000
Cancellation of Founder Shares	(1,437,500)	(144)	144	—	—
Sale of 20,000,000 Units, net of underwriters discount and offering costs	20,000,000	2,000	188,449,265	—	188,451,265
Sale of 6,825,000 Private Placement Warrants	—	—	6,825,000	—	6,825,000
Common stock subject to redemption	(19,015,680)	(1,902)	(190,268,169)	—	(190,270,071)
Net loss	—	—	—	(31,193)	(31,193)

Balance—December 31, 2017	6,734,320	673	5,030,521	(31,193)	5,000,001
Common stock subject to redemption	54,752	6	(2,122,039)	—	(2,122,033)
Forfeiture of Founder Shares	(750,000)	(75)	75	—	—
Net income	—	—	—	2,122,033	2,122,033

Balance—December 31, 2018	6,039,072	$604	$2,908,557	$2,090,840	$5,000,001

The accompanying notes are an integral part of the financial statements.

LEISURE ACQUISITION CORP.

STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2018	For the Period from September 11, 2017 (inception) Through December 31, 2017
Cash Flows from Operating Activities:
Net income (loss)	$2,122,033	$(31,193)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(3,626,792)	(157,388)
Unrealized (gain) loss on marketable securities held in Trust Account	(8,397)	38,251
Deferred income taxes	1,764	—
Changes in operating assets and liabilities:
Prepaid expenses	130,017	(217,100)
Income tax receivable	(170,535)	—
Accounts payable and accrued expenses	317,282	111,964
Income taxes payable	(3,635)	3,635

Net cash used in operating activities	(1,238,263)	(251,831)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	—	(200,000,000)
Interest income released from Trust Account for franchise taxes and income taxes	838,587	—

Net cash used in investing activities	838,587	(200,000,000)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock to initial stockholders	—	25,000
Proceeds from sale of Units, net of underwriting discounts paid	—	196,000,000
Proceeds from sale of Private Placement Warrants	—	6,825,000
Proceeds from promissory notes—related parties	—	375,000
Repayment of promissory notes—related parties	—	(375,000)
Payment of offering costs	(32,000)	(508,095)

Net cash (used in) provided by financing activities	(32,000)	202,341,905

Net Change in Cash	(431,676)	2,090,074
Cash—Beginning	2,090,074	—

Cash—Ending	$1,658,398	$2,090,074

Supplementary cash flow information:
Cash paid for income taxes	$726,322	$—

Non-Cash investing and financing activities:
Deferred underwriting fees	$—	$7,000,000

Initial classification of common stock subject to redemption	$—	$190,296,100

Change in value of common stock subject to redemption	$2,122,033	$(26,029)

Accrued offering costs charged to additional paid in capital	$—	$40,640

The accompanying notes are an integral part of the financial statements.

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Leisure Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on September 11, 2017. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that the Company has not yet identified (a “Business Combination”).

At December 31, 2018, the Company had not yet commenced operations. All activity through December 31, 2018 relates to the Company’s formation and its initial public offering (“Initial Public Offering”), which is described below, and identifying a target company for a Business Combination.

In September 2018, the Company received a $600,005 reimbursement for expenses that it incurred in connection with the due diligence of evaluating a potential Business Combination that did not materialize.

The registration statement for the Company’s Initial Public Offering was declared effective on December 1, 2017. On December 5, 2017, the Company consummated the Initial Public Offering of 20,000,000 units (“Units” and, with respect to the common stock included in the Units, the “Public Shares”), generating gross proceeds of $200,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 6,825,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per warrant in a private placement to Hydra LAC, LLC, an affiliate of Hydra Management, LLC (the “Hydra Sponsor”), MLCP GLL Funding LLC, an affiliate of Matthews Lane Capital Partners, LLC (the “Matthews Lane Sponsor,” and, together with the Hydra Sponsor, the “Sponsors”), HG Vora Special Opportunities Master Fund, Ltd. (“HG Vora”) and certain members of the Company’s management team, generating gross proceeds of $6,825,000, which is described in Note 4.

Following the closing of the Initial Public Offering on December 5, 2017, an amount of $200,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below.

Transaction costs amounted to $11,548,735, consisting of $4,000,000 of underwriting fees, $7,000,000 of deferred underwriting fees (see Note 6) and $548,735 of Initial Public Offering costs. In addition, at December 31, 2018, $1,658,398 of cash was held outside of the Trust Account and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (excluding deferred underwriting commissions and franchise and income taxes payable on the income earned on the Trust Account) at the time of the signing of an

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

agreement to enter into a Business Combination. In addition, the Company’s Business Combination must be approved by HG Vora as a condition to the Contingent Forward Purchase Contract (as described in Note 6). The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The stockholders will be entitled to redeem their shares for a pro rata portion of the amount then on deposit in the Trust Account ($10.00 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes). The per share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (see Note 7).

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Second Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, a stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsors and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) have agreed to vote their Founder Shares (as defined in Note 5) and any Public Shares held by them in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

Notwithstanding the foregoing, the Company’s Second Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to an aggregate of 20% or more of the common stock sold in the Initial Public Offering.

The Company will have until December 5, 2019 to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned and not previously released to pay franchise and income taxes (less up to $75,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution (including Trust Account assets) will be less than the $10.00 per Unit in the Initial Public Offering.

The Initial Stockholders have agreed to (i) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination, (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete a Business Combination within the Combination Period and (iii) not to propose an amendment to the Company’s Second Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their shares in conjunction with any such amendment. However, the Initial Stockholders will be entitled to liquidating distributions with respect to any Public Shares acquired if the Company fails to consummate a Business Combination or liquidates within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsors have agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share or (ii) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsors will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsors will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from the Company’s estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less, when purchased, to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2018 and 2017.

Marketable Securities held in Trust Account

At December 31, 2018 and 2017, the assets held in the Trust Account were substantially held in U.S. Treasury Bills. During the year ended December 31, 2018, the Company withdrew $838,587 of interest income from the Trust Account to pay franchise and income taxes.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.”

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2018 and 2017, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income taxes

The Company complies with the accounting and reporting requirements of Accounting Standards Codification (“ASC”) Topic 740 “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2018 and 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

On December 22, 2017 the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Reform”) was signed into law. As a result of Tax Reform, the U.S. statutory tax rate was lowered from 35% to 21% effective January 1, 2018, among other changes. ASC Topic 740 requires companies to recognize the effect of tax law changes in the period of enactment; therefore, the Company was required to revalue its deferred tax assets and liabilities at December 31, 2017 at the new rate.

Net loss per common share

Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Common stock subject to possible redemption at December 31, 2018 and 2017, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Weighted average shares at December 31, 2017 were also reduced for the effect of an aggregate of 750,000 shares of common stock that were subject to forfeiture if the over-allotment option was not exercised by the underwriters.

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 16,825,000 shares of common stock in the calculation of diluted loss per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted loss per common share is the same as basic loss per common share for the periods presented.

Reconciliation of net loss per common share

The Company’s net income (loss) is adjusted for the portion of income that is attributable to common stock subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	Year Ended December 31, 2018	For the Period from September 11, 2017 (inception) through December 31, 2017
Net income (loss)	$2,122,033	$(31,193)
Less: Income attributable to common stock subject to redemption	(3,464,722)	(51,421)

Adjusted net loss	(1,342,689)	(82,614)

Weighted average shares outstanding, basic and diluted	6,002,703	6,184,506

Basic and diluted net loss per common share	$(0.22)	$(0.01)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution, which, at times may exceed the federal depository insurance coverage of $250,000. At December 31, 2018 and 2017, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 20,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one share of common stock, and one-half of one warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 (see Note 7).

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, affiliates of the Hydra Sponsor and Matthews Lane Sponsor, HG Vora and certain members of management purchased an aggregate of 6,825,000 Private Placement Warrants at $1.00 per Private Placement Warrant, for an aggregate purchase price of $6,825,000. Each Private Placement Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50. The proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the common stock issuable upon the exercise of the Private Placement Warrants are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

5. RELATED PARTY TRANSACTIONS

Founder Shares

On September 11, 2017, the Company issued an aggregate of 7,187,500 shares of common stock to the Initial Stockholders (“Founder Shares”) for an aggregate purchase price of $25,000. On December 5, 2017, certain of the Initial Stockholders surrendered and returned to the Company, for nil consideration, an aggregate of 1,437,500 Founder Shares, which were cancelled, leaving an aggregate of 5,750,000 Founder Shares outstanding. The 5,750,000 Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by the Initial Stockholders to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Initial Stockholders would own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Initial Stockholders do not purchase any Public Shares in the Initial Public Offering). The underwriters’ election to exercise their over-allotment option expired unexercised on January 15, 2018 and, as a result, 750,000 Founder Shares were forfeited, resulting in 5,000,000 Founder Shares outstanding as of January 15, 2018.

The Initial Stockholders have agreed, subject to certain exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (i) one year after the date of the completion of a Business Combination, or (ii) the date on which the last sales price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after a Business Combination, or earlier, in each case, if subsequent to a Business Combination, the Company completes a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

Administrative Services Agreement

The Company entered into an agreement whereby, commencing on December 1, 2017 through the earlier of the completion of a Business Combination or the Company’s liquidation, the Company will pay Hydra Management, LLC, or its affiliates or assignees, a monthly fee of up to $10,000 for office space, utilities and secretarial and administrative support. For the year ended December 31, 2018 and for the period from September 11, 2017 (inception) through December 31, 2017, the Company incurred $120,000 and $9,500, respectively, in fees for these services. As of December 31, 2018 and 2017, $6,000 and $-0-, respectively, is included in accounts payable and accrued expenses in the accompanying balance sheets.

Promissory Notes—Related Parties

In September 2017, the Company entered into promissory notes with the Hydra Sponsor, an affiliate of the Matthews Lane Sponsor and HG Vora, whereby the Hydra Sponsor, an affiliate of the Matthews Lane Sponsor and HG Vora loaned the Company an aggregate of $375,000 (the “Promissory Notes”) in order to finance expenses related to the Initial Public Offering. The Promissory Notes were non-interest bearing and due on the earlier of (i) June 30, 2018 or (ii) the date on which the Company completed the Initial Public Offering. The Promissory Notes were repaid upon the consummation of the Initial Public Offering on December 5, 2017.

Related Party Loans

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Hydra Sponsor, an affiliate of the Matthews Lane Sponsor and HG Vora (the “Funding Parties”) have agreed to loan up to an aggregate of $1,000,000, in accordance with unsecured promissory notes to be issued to the Funding Parties, pursuant to an expense advance agreement dated December 1, 2017, to be provided to the Company and from which the Company may draw down from time to time in the event that funds held outside of the Trust Account are insufficient to fund the Company’s expenses and other working capital requirements after the Initial Public Offering and prior to a Business Combination and the Funding Parties may, but are not obligated to, loan the Company additional funds from time to time or at any time, as may be required (“Working Capital Loans”). The Working Capital Loans would either be paid upon completion of a Business Combination, without interest, or, at the holder’s discretion, up to $1,000,000 of the Working Capital Loans may be converted into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the working Capital Loans.

6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on December 1, 2017, the holders of the Founder Shares, Private Placement Warrants (and their underlying securities), Private Placement Units (and their underlying securities) (as defined below) and any warrants that may be issued upon conversion of the Working Capital Loans (and their underlying securities) are entitled to registration rights. The holders of these securities are entitled to make up to two demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriters Agreement

The underwriters of the Initial Public Offering are entitled to a deferred fee of three and one-half percent (3.5%) of the gross proceeds of the Initial Public Offering, or $7,000,000. Up to $0.05 per Unit (or up to $1,000,000) of the deferred fee may be paid to third parties (who are members of FINRA) that assist the Company in consummating its initial Business Combination. The election to make such payments to third parties will be solely at the discretion of the Company’s management team, and such third parties will be selected by the management team in their sole and absolute discretion. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

Contingent Forward Purchase Contract

On December 1, 2017, the Company entered into a contingent forward purchase contract (the “Contingent Forward Purchase Contract”) with HG Vora to purchase, in a private placement for gross proceeds of $62,500,000 to occur concurrently with the consummation of the Business Combination, 6,250,000 Units on the same terms as the sale of the Units in the Initial Public Offering at $10.00 per Unit (“Private Placement Units”). The funds from the sale of the Private Placement Units will be used as part of the consideration to the sellers in the Business Combination; any excess funds from the Private Placement Units will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares. HG Vora’s obligation to purchase our Units under the contingent forward purchase contract is contingent upon, among other things, HG Vora approving the Business Combination, which approval can be withheld for any reason.

7. STOCKHOLDERS’ EQUITY

Preferred Stock—The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. As of December 31, 2018 and 2017, there were no shares of preferred stock issued or outstanding.

Common Stock—The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share. The underwriters’ election to exercise their over-allotment option expired unexercised on January 15, 2018 and, as a result, 750,000 Founder Shares were forfeited. At December 31, 2018 and 2017, there were 6,039,072 and 6,734,320 shares of common stock issued and outstanding, respectively, excluding 18,960,928 and 19,015,680 shares of common stock subject to possible redemption, respectively.

Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination and (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

SEC a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. If any such registration statement has not been declared effective by the 60 th business day following the closing of the Business Combination, holders of the Public Warrants shall have the right, during the period beginning on the 61 st business day after the closing of the Business Combination and ending upon such registration statement being declared effective by the SEC, and during any other period when the Company shall fail to have maintained an effective registration statement covering the shares of common stock issuable upon exercise of the Public Warrants, to exercise such Public Warrants on a “cashless basis.” Notwithstanding the above, if the Company’s common stock is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but will be required to use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Company may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	at any time during the exercise period;

•	upon a minimum of 30 days’ prior written notice of redemption;

•

if, and only if, the last sale price of the Company’s common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the date on which the Company sends the notice of redemption to the warrant holders; and

•	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

8. INCOME TAX

The Company’s net deferred tax assets are as follows:

	December 31, 2018	December 31, 2017
Deferred tax asset
Unrealized loss (gain) on marketable securities	$—	$8,033

Total deferred tax asset	—	8,033
Deferred tax liability
Unrealized loss (gain) on marketable securities	$(1,764)	$—

Total deferred tax liability	(1,764)	—
Valuation allowance	—	(8,033)

Deferred tax (liability) asset, net of allowance	$(1,764)	$—

The income tax provision consists of the following:

	Year Ended December 31, 2018	For the period from September 11, 2017 (inception) through December 31, 2017
Federal
Current	$552,152	$3,635
Deferred	9,797	(8,033)
State
Current	$—	$—
Deferred	—	—
Change in valuation allowance	(8,033)	8,033

Income tax provision	$553,916	$3,635

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2018, the change in the valuation allowance was $8,033.

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2018 and 2017 is as follows:

	2018	2017
Statutory federal income tax rate	21.0%	(34.0)%
State taxes, net of federal tax benefit	0.0%	0.0%
Deferred tax rate change	0.0%	18.0%
Change in valuation allowance	(0.3)%	29.1%

Income tax provision	20.7%	13.1%

The Company files income tax returns in the U.S. federal jurisdiction and in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open and subject to examination. The Company considers New York to be a significant state tax jurisdiction.

9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2018 and 2017, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2018	December 31, 2017
Assets:
Cash and marketable securities held in Trust Account	1	$202,915,739	$200,119,137

LEISURE ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2018 and 2017

10. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

ANNEX A

Execution Version

AGREEMENT AND PLAN OF MERGER

dated as of

December 27, 2019

by and among

GTWY HOLDINGS LIMITED,

GTWY MERGER SUB CORP.

and

LEISURE ACQUISITION CORP.

ANNEX A

Execution Version

i

ii

iii

EXHIBITS

EXHIBIT A	Vora Subscription Agreement
EXHIBIT B	Gateway Voting Agreement
EXHIBIT C	Management Equity Incentive Plan
EXHIBIT D	Plan of Arrangement
EXHIBIT E	Registration Rights Agreement
EXHIBIT F	Shareholders Agreement
EXHIBIT G	Transaction Support Agreement
EXHIBIT H	Articles of Incorporation and Bylaws of the Company

iv

ANNEX A

Execution Version

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of December 27, 2019, is entered into by and among Leisure Acquisition Corp., a Delaware corporation (“LACQ”), GTWY Holdings Limited, a Canadian corporation (the “Company”), and GTWY Merger Sub Corp., a Delaware corporation (“Merger Sub”). Except as otherwise indicated, capitalized terms used but not defined herein shall have the meanings set forth in Section 1.1 of this Agreement.

RECITALS

WHEREAS, LACQ is a blank check company incorporated as a Delaware corporation and formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction, a business in the leisure industries, including gaming, recreation, travel and lodging (a “Business Combination”);

WHEREAS, the Company is a company incorporated under the CBCA that, through its Subsidiaries, carries on a gaming business in Canada;

WHEREAS, Merger Sub is a newly formed, wholly-owned, direct subsidiary of the Company, and was formed for the sole purpose of the Merger;

WHEREAS, at a special meeting of LACQ Stockholders held on November 26, 2019, the LACQ Stockholders approved proposals to, among other things, amend (i) the LACQ Governing Documents and (ii) the Trust Agreement, in each case, to extend the time period for LACQ to consummate a Business Combination to April 5, 2020 (clauses (i) and (ii) together, the “Extension Proposals”);

WHEREAS, the Parties wish to effect a Business Combination on the terms and conditions set out in this Agreement, which Business Combination will be effected by way of the Arrangement and Merger;

WHEREAS, in connection with the Business Combination, Vora has agreed to subscribe for three million (3,000,000) Company Units immediately following the effective time of the Recapitalization, pursuant to an agreement substantially in the form attached hereto as Exhibit A hereto (the “Vora Subscription Agreement”) and has agreed with LACQ to terminate the Contingent Forward Purchase Contract effective immediately as of and contingent upon the Closing;

WHEREAS, in connection with the Business Combination, LACQ, Vora, the Sponsors and the other parties thereto have entered into the Transaction Support Agreement, pursuant to which, among other things, Vora and the Sponsors have agreed to (i) irrevocably cause to be terminated, forfeited and cancelled, for no consideration and without further right, obligation or liability of any kind or nature on the part of LACQ, Vora, Merger Sub, the Company, the Surviving Company or the Sponsors, 1,000,000 Sponsor Shares and (ii) amend the LACQ Warrant Agreement, in each case, in accordance with the terms of the Transaction Support Agreement;

WHEREAS, pursuant to the Arrangement, the Company will undertake the Recapitalization prior to the issuance of Company Shares and Exchange Warrants to holders of LACQ Common Stock under the Merger;

WHEREAS, subject to the terms and conditions hereof, at the Merger Effective Time, Merger Sub shall merge with and into LACQ pursuant to the Merger, with LACQ surviving as the Surviving Company;

WHEREAS, in connection with the Transactions, the Company, certain LACQ Stockholders and certain Company Shareholders intend to enter into the Registration Rights Agreement at Closing;

WHEREAS, in connection with the Transactions, certain Company Shareholders and certain LACQ Stockholders intend to enter into the Shareholders Agreement with the Company, effective at the Closing;

WHEREAS, in connection with the Transactions, Vora and the Company intend to enter into the Vora Side Letter, effective at the Closing;

WHEREAS, the respective boards of directors or similar governing bodies of LACQ and Merger Sub have each approved and declared advisable the Transactions to which they are a party upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL (with respect to LACQ, the “LACQ Board Recommendation”);

WHEREAS, the board of directors of the Company has approved and declared advisable the Transactions to which it is a party upon the terms and subject to the conditions of this Agreement and in accordance with the CBCA;

WHEREAS, in furtherance of the Transactions, LACQ shall provide an opportunity to the LACQ Stockholders to have their LACQ Common Stock redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in this Agreement, LACQ’s certificate of incorporation and bylaws (the “LACQ Governing Documents”), the Trust Agreement and the Proxy Statement/Prospectus, in conjunction with, inter alia, obtaining approval of the Business Combination from the LACQ Stockholders;

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to LACQ’s willingness to enter into this Agreement, certain Company Shareholders have executed the Gateway Voting Agreement; and

WHEREAS, each of the Parties intends that, for U.S. federal income tax purposes, (i) this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368 of the Code and the Treasury Regulations promulgated thereunder and (ii) the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, LACQ, the Company and Merger Sub each hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1    Definitions. As used herein, the following terms shall have the following meanings:

“$” or “Dollars” means dollars, the lawful currency of the United States.

“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation, or any judicial, administrative or other proceeding or investigation, by or before any Governmental Authority.

“Additional Extension Meeting” has the meaning specified in Section 8.10(a).

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. For purposes of this Agreement, “control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise (and the terms “controlled by” and “under common control” shall have

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correlative meanings). Notwithstanding anything to the contrary herein, for purposes of this Agreement and any Ancillary Agreement, Inspired Entertainment, Inc. and any Subsidiary thereof shall not be deemed an “Affiliate” of LACQ.

“Affiliate Transaction” has the meaning specified in Section 5.27.

“AGCO” has the meaning specified in the definition of “Gaming Authority”.

“Aggregate Transaction Expenses” means an amount in Dollars equal to the sum of (i) Company Transaction Expenses, plus (ii) Net LACQ Transaction Expenses, plus (iii) Shared Transaction Expenses.

“AGLC” has the meaning specified in the definition of “Gaming Authority”.

“Agreement” has the meaning specified in the Preamble hereto.

“Alternative Company Transaction” means, other than the transactions contemplated by this Agreement and the Ancillary Agreements (including the transactions with LACQ contemplated hereby, any Financing transaction and the Recapitalization), any (i) reorganization, liquidation, refinancing, dissolution or recapitalization of the Company, (ii) merger, capital stock exchange, consolidation, exchangeable share transaction or other business combination involving the Company or its Subsidiaries, (iii) purchase or sale of all or substantially all of the Company Shares or other Equity Securities of the Company or its Subsidiaries (including any rights to acquire, or securities convertible into or exchange for, any such Equity Securities) or the assets used primarily in the business of the Company or its Subsidiaries, or (iv) any similar transaction or business combination involving the Company, its Subsidiaries or their respective assets.

“Alternative Transaction Proposal” has the meaning specified in Section 7.7.

“Ancillary Agreements” means the Registration Rights Agreement, the Shareholders Agreement, the Gateway Voting Agreement, the Transaction Support Agreement, the Company Loan Consent Letter, Vora Subscription Agreement, the articles of incorporation and bylaws of the Company described in Section 10.3(h) and such other agreements entered into in accordance with or pursuant to the terms of this Agreement.

“Anti-Corruption Laws” means any applicable Laws relating to anti-corruption (governmental or commercial), including Laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any representative of a foreign Governmental Authority or commercial entity to obtain a business advantage, including the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act of 2010, the Corruption of Foreign Public Officials Act (Canada), and all national and international Laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.

“Anti-Money Laundering Laws” means the anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority to which it is subject, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Arrangement” means the arrangement under section 192 of the CBCA on the terms and conditions set forth in the Plan of Arrangement, subject to any amendment or supplement thereto made in accordance with this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order (provided that any such amendment or supplement is acceptable to both the Company and LACQ acting reasonably).

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“Arrangement Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement.

“Arrangement Effective Time” has the meaning specified in the Plan of Arrangement.

“Arrangement Resolution” means the special resolution of the Company Shareholders approving the Arrangement, the Plan of Arrangement and this Agreement to be in a mutually agreed upon form.

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement required by the CBCA to be sent to the Director after the Final Order is made, which shall include the Plan of Arrangement and otherwise be in a form and content satisfactory to the Parties, each acting reasonably.

“Available Cash” means the sum of (i) the Trust Account Proceeds, plus (ii) the Vora Subscription Amount, plus (iii) the Net Financing Proceeds, if any.

“Available Pre-Closing Distribution Amount” means an amount equal to (i) Available Cash, less (ii) Aggregate Transaction Expenses, less (iii) the Company Loan Closing Payment. For the avoidance of doubt, if the foregoing calculation would result in a negative number, the “Available Pre-Closing Distribution Amount” shall be deemed to be zero.

“Available Pre-Closing Distribution Surplus” means the amount, if any, by which the Available Pre-Closing Distribution Amount exceeds $10,000,000.

“BCLC” has the meaning specified in the definition of “Gaming Authority”.

“Burdensome Condition” means a condition or requirement imposed by a Governmental Authority in connection with granting a Permit, Regulatory Approval or other consent or approval that would or would reasonably be expected to result in a Company Material Adverse Effect pursuant to subclause (a) of the definition of “Company Material Adverse Effect”.

“Business Combination” has the meaning specified in the Recitals.

“Business Combination Deadline” means the date by which LACQ must consummate a business combination or wind-up its affairs and dissolve pursuant to the LACQ Governing Documents.

“Business Combination Proposal” means any offer, inquiry, proposal or indication of interest (whether written or oral, binding or non-binding, and other than an offer, inquiry, proposal or indication of interest with respect to the Transactions) made to LACQ by a third party or “group” to enter into a merger, consolidation, amalgamation, share exchange, share purchase, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either (i) LACQ’s stockholders prior to such transaction in the aggregate cease to own at least seventy-five percent (75%) of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (ii) a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) directly or indirectly acquires beneficial or record ownership of securities representing seventy-five percent (75%) or more of LACQ’s Securities.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Vancouver, British Columbia or New York, New York or Governmental Authorities in Canada, the United States or the State of Delaware are authorized or required by Law to close.

“CAD$” or “Canadian Dollars” means dollars in the lawful currency of Canada.

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“Casino Cash” means all of the cash (and coin) in the gaming devices, cages and change banks (after giving effect to the contra accounts for gaming chip and tokens purchased), coin vaults, automated teller machines, ticket-in and ticket-out machines, safes, cash drawers and cash registers and any other money centers at the Owned Real Property or Leased Real Property, excluding the cash (and coin) provided by and owing to third party providers and any Gaming Authorities, including the British Columbia Lottery Corporation.

“Casino Operating Agreement” means any agreement in effect from time to time between a Gaming Authority and the Company or any of its Subsidiaries in respect of the casino and related operations of the Company and its Subsidiaries, and any other Material Contract with a Gaming Authority.

“CBCA” means the Canada Business Corporations Act.

“Certificate” has the meaning specified in Section 4.2(a).

“Certificate of Arrangement” means the certificate of arrangement to be issued by the Director pursuant to section 192(7) of the CBCA in respect of the Articles of Arrangement.

“Certificate of Merger” has the meaning specified in Section 3.4.

“Change of Board Recommendation” has the meaning specified in Section 8.1(a).

“Circular” means the notice of the Company Special Meeting to be sent to Company Shareholders in connection with the Company Special Meeting and the accompanying management information circular, including all schedules, appendices and exhibits thereto, and information incorporated by reference therein, as amended, supplemented or otherwise modified from time to time.

“Class A Warrants” means Company Warrants, (a) 1,897,533 of which will vest upon the Company’s share price trading at a price of at least $12.50 per share as of the close of the trading day for any twenty (20) trading days within a thirty (30) trading-day period commencing at least 150 days after the Closing through and including the second anniversary of the Closing at an exercise price of $0.001 and (b) 2,846,300 of which will vest upon the Company’s share price trading at a price of at least $15.00 per share as of the close of the trading day for any twenty (20) trading days within a thirty (30) trading-day period commencing at least 150 days after the Closing through and including the third anniversary of the Closing at an exercise price of $0.001.

“Class B Warrants, Series I” means Company Warrants, each of which shall entitle the holder to purchase one (1) Company Share at an exercise price of $11.50 and which shall be exercisable for a period of five (5) years commencing at the Arrangement Effective Date.

“Class B Warrants, Series II” means Company Warrants, each of which shall entitle the holder to purchase one (1) a Company Share at an exercise price of $12.50 and which shall be exercisable for a period of five (5) years commencing at the Arrangement Effective Date.

“Class B Warrants, Series III” means Company Warrants, each of which shall entitle the holder to purchase one (1) Company Share at an exercise price of $15.00 and which shall be exercisable for a period of seven (7) years commencing at the Arrangement Effective Date.

“Closing” has the meaning specified in Section 3.6.

“Closing Casino Cash” has the meaning specified in Section 3.11.

“Closing Date” has the meaning specified in Section 3.6.

“Code” means the Internal Revenue Code of 1986, as amended.

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“Collective Bargaining Agreement” means each material labor agreement or collective bargaining agreement (including expired collective agreements which have not been renewed) with any labor union, labor organization or works council that govern the employment of any Company Employees.

“Commissioner” means the Commissioner of Competition appointed under the Competition Act and includes any individual designated by the Commissioner to act on his behalf.

“Company” has the meaning specified in the Preamble hereto.

“Company Affiliate” means an Affiliate of the Company.

“Company Disclosure Schedules” has the meaning specified in Article V.

“Company Employees” means all of the employees (including officers) of the Company or any of its Subsidiaries.

“Company Loan Agreement” means that certain Term Loan Agreement, dated as of October 22, 2019, among the Company, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent.

“Company Loan Closing Payment” has the meaning specified in Section 3.9(e).

“Company Loan Consent Letter” means the letter agreement, entered into as of the date hereof, between the Company, the Requisite Lenders (as defined in the Company Loan Agreement) and the Administrative Agreement (as defined in the Company Loan Agreement) pursuant to which the Requisite Lenders shall have, among other things, consented to this Agreement and the Transactions for purposes of the Company Loan Agreement.

“Company Material Adverse Effect” means any event, state of facts, condition, change, development, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole or (b) the ability of the Company to perform its obligations under this Agreement or to consummate the Transactions; provided, however, in respect of the preceding clause (a), that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect” on or in respect of the Company and its Subsidiaries: (i) any change in applicable Laws or IFRS or any interpretation thereof, (ii) any change in interest rates or economic, political, business or financial market conditions generally, (iii) any change generally affecting the industry in which the Company and its Subsidiaries, taken as a whole, operate or the economy as a whole, (iv) the announcement of this Agreement or the consummation of the Transactions, (v) the compliance with the terms of this Agreement or the taking of any action required by this Agreement, (vi) any natural disaster, (vii) any acts of terrorism or war or the outbreak or escalation of hostilities or change in geopolitical conditions or (viii) any failure of Company to meet any projections or forecasts, provided that clause (viii) shall not prevent a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in a Company Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Company Material Adverse Effect); or (ix) any action taken (or omitted to be taken) at the written request of, or with written consent of, LACQ; provided, further, that any event, state of facts, condition, change, development, circumstance, occurrence or effect referred to in clauses (i), (ii), (iii), (vi), or (vii) above may be taken into account in determining if a Company Material Adverse Effect has occurred to the extent it has a disproportionate and adverse effect on the business, assets, properties, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies in the industry in which the Company and its Subsidiaries conduct their respective operations.

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“Company Option” means an option to purchase one (1) Company Share at the exercise price applicable to such option.

“Company Per Share Value” means the amount, calculated to six (6) decimal places, equal to the quotient obtained when (a) the sum of (i) $222,917,162, plus (ii) the Reimbursable Net LACQ Transaction Expenses, minus (iii) the Company Transaction Expenses payable by the Company in accordance with Section 3.9, minus (iv) the Company Pre-Closing Distribution Amount (the amounts in (i), (ii), (iii) and (iv) each determined in Dollars), is divided by (b) the number of Company Shares issued and outstanding immediately prior to the effective time of the Recapitalization.

“Company Plans” means all material employee benefit plans, programs, policies, practices, or other arrangements sponsored or maintained by the Company or any of its Subsidiaries, or to which any of the Company or its Subsidiaries is a party or bound or contributes or is obligated to contribute, or have any obligations or liability (contingent or otherwise), in which Company Employees, former employees of the Company or its Subsidiaries, current or former directors of the Company or its Subsidiaries or any beneficiaries or dependents thereof participate or pursuant to which payments are made, or benefits are provided, to Company Employees, former employees of the Company or its Subsidiaries, or current or former directors of the Company or its Subsidiaries (or their spouses, dependents or beneficiaries), including any bonus, incentive, deferred compensation, vacation, stock purchase, stock option, stock appreciation, phantom stock or stock unit, severance, employment, change of control, fringe benefit, welfare, supplemental unemployment benefit, pension, profit sharing, termination pay, retirement, supplementary retirement, hospitalization insurance, salary continuation, legal, health, medical, dental, life, disability or other insurance (whether insured or self-insured) plan, program, policy, agreement or arrangement, other than any Multiemployer Plan or plans established pursuant to and mandated by statute.

“Company Pre-Closing Distribution” has the meaning specified in Section 3.1(a)(iii).

“Company Pre-Closing Distribution Amount” means:

(i)    if the Available Pre-Closing Distribution Amount is less than or equal to $10,000,000, an amount equal to the Available Pre-Closing Distribution Amount; and

(ii)    if the Available Pre-Closing Distribution Amount is greater than $10,000,000, an amount equal to (A) $10,000,000, plus (B) 50% of the Available Pre-Closing Distribution Surplus.

“Company Shareholder” means a holder of Company Shares.

“Company Shareholder Approval” has the meaning specified in Section 3.2(a)(iii).

“Company Shares” means the common shares in the capital stock of the Company.

“Company Special Meeting” means a special meeting of the Company Shareholders to be held for the purpose of approving the Arrangement Resolution.

“Company Transaction Expenses” means (without duplication) the aggregate amount of any and all fees and expenses, other than Shared Expenses or share grants pursuant to the Management Equity Incentive Plan to the extent set forth on Section 5.7 of the Company Disclosure Schedules, incurred on or prior to Closing by or on behalf of, or paid or payable by, the Company (or, in any case, any Persons that the Company pays or reimburses or is otherwise legally obligated to pay or reimburse) in connection with the negotiation, preparation or execution of this Agreement, the Ancillary Agreements or the performance or consummation of the Transactions, including (i) all fees and expenses of outside legal counsel, financial advisors, investment bankers, accountants, auditors, advisors, brokers and other third parties, in connection with the Transactions, including all brokers’, finders’ or similar fees in connection with such Transactions; and (ii) any costs, fees or expenses incurred prior to Closing associated with obtaining the release and termination of any Liens in connection with such Transactions.

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“Company Unit” means a unit of the Company’s Equity Securities, comprised of one (1) Company Share and one-half of one (1) Class B Warrant, Series I.

“Company Warrant” means a warrant to purchase one (1) Company Share at the exercise price applicable to such warrant.

“Competition Act” means the Competition Act, R.S.C. 1985, c. C-34.

“Competition Act Approval” means one of the following has occurred if notice under section 114 of the Competition Act is required: (a) the Commissioner has issued an advance ruling certificate pursuant to section 102 of the Competition Act in respect of the Transactions or (b)(i) the applicable waiting period under subsection 123(1) of the Competition Act shall have expired or shall have been terminated under subsection 123(2) of the Competition Act, or the obligation to submit a notification under part IX of the Competition Act shall have been waived pursuant to paragraph 113(c) of the Competition Act, and (ii) the Commissioner shall have advised LACQ in writing that the Commissioner does not at that time intend to make an application under section 92 of the Competition Act in respect of the Transactions.

“Competition Bureau” means the Competition Bureau (Canada), an independent law enforcement agency of the Canadian government with authority promulgated under the Competition Act.

“Competition Laws” means applicable supranational, national, federal, state, provincial or local Law designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolizing or restraining trade or lessening competition in any other country or jurisdiction, including the Competition Act, the Sherman Act, the Clayton Act, and the Federal Trade Commission Act, in each case, as amended and other similar competition or antitrust Laws of any jurisdiction other than Canada and the United States.

“Confidential Filings” has the meaning specified in Section 9.1(j).

“Confidentiality Agreement” has the meaning specified in Section 12.9.

“Consolidation Ratio” means the quotient, calculated to six decimal places, obtained when (a) the Company Per Share Value, is divided by (b) ten Dollars ($10).

“Contingent Forward Purchase Contract” means that certain Contingent Forward Purchase Contract, dated December 1, 2017, by and between Vora and LACQ, as such agreement may be amended from time to time.

“Contracts” means any legally binding contracts, agreements, subcontracts, leases, subleases, licenses, commitments or arrangements.

“Controlled Group Liability” means any and all liabilities of an ERISA Affiliate (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code or (iv) under similar provisions of foreign laws or regulations.

“Court” means the Supreme Court of British Columbia.

“Customer Database” means all customer databases, loyalty databases, customers lists, historical records of customers and any other information collected, and, in each case, owned by the Company and/or its Subsidiaries with respect to its customers, including any information used in connection with marketing and promoting the business or Rewards Programs in connection therewith, but specifically excluding any customer databases, loyalty databases, customer lists, historical records of customers and any other information which is or are licensed or made available to the Company by or on behalf of a Gaming Authority.

“D&O Indemnitees” has the meaning specified in Section 7.9(a).

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“Depositary” means such Person as the Company may, with the approval of LACQ acting reasonably, appoint to act as depositary in relation to the Arrangement.

“DGCL” means the General Corporation Law of the State of Delaware.

“Director” means the Director appointed pursuant to section 260 of the CBCA.

“Disclosure Schedules” means, collectively, the Company Disclosure Schedules and the LACQ Disclosure Schedules.

“Dissenting Company Shareholders” means Company Shareholders who validly exercise Dissent Rights.

“Dissent Rights” means the rights of dissent in respect of the Arrangement Resolution described in the Plan of Arrangement.

“Environment” means the natural environment (including soil, land surface or subsurface strata), surface waters, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, and any other environmental medium or natural resource.

“Environmental Laws” means all Laws relating in full or in part to the protection of the Environment and includes, those Laws relating to the storage, generation, use, handling, manufacture, processing, transportation, treatment, Release and disposal of Hazardous Material.

“Equity Securities” means, with respect to any Person, all shares of capital stock (including, in the case of the Company, the Company Shares), equity interests, profits interests and participations in such Person’s capital stock or other equity interests (however designated), and any debt, rights, warrants, stock appreciation rights, shares of restricted stock, restricted stock units or options exercisable or exchangeable for or convertible into any of the foregoing.

“ERISA” means Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Placement Warrant” has the meaning specified in Section 4.4(b).

“Exchange Public Warrant” has the meaning specified in Section 4.4(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” means, at any particular time, one (1) Company Share for each share of LACQ Common Stock, as such Exchange Ratio may be adjusted prior to such time in accordance with Section 3.10 (in which case the Exchange Ratio shall be calculated to six decimal places).

“Exchange Warrant” means the Exchange Public Warrants and the Exchange Placement Warrants.

“Excluded Shares” means shares of LACQ Common Stock, if any (i) held in the treasury of LACQ, (ii) redeemed in connection with a LACQ Share Redemption or (iii) that are Sponsor Shares required to be cancelled in accordance with Section 2.1(b).

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“Existing Company Holders” means the holders of the Company Shares immediately prior to the Arrangement Effective Time, but excluding any Dissenting Company Shareholders.

“Existing Debt Facilities” means the Contracts set forth on Section 1.1(c) of the Company Disclosure Schedules.

“Expense Advancement Agreement” means the Expense Advancement Agreement, dated December 1, 2017, by and among LACQ, Hydra Management, LLC, MLCP GLL Funding LLC, and Vora.

“Extension Proposals” has the meaning specified in the Recitals.

“Final Order” means the order of the Court pursuant to the CBCA, in form acceptable to the Parties, each acting reasonably, approving the Arrangement, as such order may be amended with the consent of the Company and LACQ, each acting reasonably, at any time prior to the Arrangement Effective Time.

“Financial Advisor Engagement Letter” has the meaning specified in Section 5.25.

“Financial Statements” has the meaning specified in Section 5.11.

“Financing” has the meaning specified in Section 8.9.

“First Nations Contract” means any Contract (including a letter of intent) to which the Company or one or more Company Affiliates are a party or by which any of their respective assets are bound, excluding Real Property Leases, that relates to a First Nations Interest or to which a First Nations Person is a counterparty.

“First Nations Correspondence” has the meaning specified in Section 5.32(c).

“First Nations Interest” means any right, title or interest claimed or asserted by any First Nations Person.

“First Nations Person” means (i) an individual or group of individuals who are members of the Indian, Inuit and Métis peoples of Canada as recognized under Section 35 (2) of the Constitution Act, 1982 and that are located in Canada or (ii) any entity that is controlled by any of the foregoing, located in Canada.

“Form F-4” means the registration statement on Form F-4 of the Company with respect to registration of Company Shares and Company Warrants.

“Fundamental Representations” has the meaning specified in Section 10.3(a).

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“Gaming Authority” means any Governmental Authority (including crown corporations), with regulatory, licensing or permitting authority or jurisdiction over any gaming or horse racing operation, business or enterprise or any Gaming Facility owned or operated by the Company or its Subsidiaries, including the Alcohol and Gaming Commission of Ontario (the “AGCO”), the Alberta Gaming, Liquor and Cannabis Commission (the “AGLC”), the British Columbia Lottery Corporation (the “BCLC”), the Gaming Policy and Enforcement Branch, a division of British Columbia Ministry of Finance (“GPEB”) and the Ontario Lottery and Gaming Corporation (“OLG”) or any successors or replacements thereof.

“Gaming Authority Approvals” means the consents and approvals from each of the AGCO, AGLC, BCLC, GPEB and OLG, or any successors or replacements thereof relating to the Transactions.

“Gaming Facility” means any gaming or pari-mutuel wagering establishment, including any casino or “racino” and other property or assets related, ancillary or complementary thereto, or used in connection

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therewith, including any hotels, resorts, horserace tracks, off track wagering sites, bingo facilities, card clubs, theatres, parking facilities, recreational vehicle parks, retail shops, restaurants, pubs, golf courses, marinas, vessels, barges and ships and other similarly licensed facilities, related or ancillary businesses or recreation and entertainment facilities.

“Gaming Law” means a Law (including applicable regulations and related government guidance documents) in Canada that governs the provision of gaming (including gambling) products and services in Canada (including the Criminal Code, the Gaming Control Act (Ontario), the Gaming Control Act (British Columbia), and the Gaming and Liquor Act (Alberta)).

“Gaming Permit” means a Permit required by or issued pursuant to applicable Gaming Laws.

“Gateway Voting Agreement” means the voting agreement, attached hereto as Exhibit B, entered into among the Company Shareholders party thereto, the Company and LACQ.

“Governing Documents” has the meaning specified in Section 5.3.

“Governmental Authority” means any federal, state, provincial, territorial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, arbitrator or arbitral body, department, board, bureau, agency or instrumentality, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“GPEB” has the meaning specified in the definition of “Gaming Authority”.

“GST/HST” has the meaning specified in Section 5.15(i).

“Hazardous Material” means any (a) pollutant, contaminant, chemical, (b) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste, (c) petroleum or any fraction or product thereof, (d) asbestos or asbestos-containing material, (e) polychlorinated biphenyl, (f) chlorofluorocarbons, and (g) other substance, material or waste, in each case, which are regulated under any Environmental Law or as to which liability may reasonably be expected to be imposed pursuant to Environmental Law.

“ICA Approval” means, and only if the Transactions are reviewable under Part IV of the Investment Canada Act: (a) the Minister of Innovation, Science and Economic Development (“Minister of ISED”) has sent a notice to LACQ pursuant to the Investment Canada Act stating that the Minister of ISED is satisfied that the Transactions are likely to be of net benefit to Canada, or that the Minister of ISED has been deemed to be satisfied that the Transactions are likely to be of net benefit to Canada; and, if required (b) the Minister of Canadian Heritage (“Minister of Heritage”) has sent a notice to LACQ pursuant to the Investment Canada Act stating that the Minister of Heritage is satisfied that the Transactions are likely to be of net benefit to Canada, or that the Minister of Heritage has been deemed to be satisfied that the Transactions are likely to be of net benefit to Canada.

“IFRS” means the International Financial Reporting Standards as issued by the International Accounting Standards Board at the relevant time.

“Indebtedness” means with respect to any Person and its Subsidiaries, without duplication, any liabilities and obligations, contingent or otherwise (together with accrued and unpaid interest thereon and any prepayment, premium or other penalties and any fees, costs, and expenses thereunder due upon repayment thereof), in respect of (a) indebtedness for borrowed money, including accrued interest (and any cost associated with prepaying any such indebtedness) solely to the extent such indebtedness is prepaid, (b) capitalized lease obligations,

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(c) amounts drawn on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments (solely to the extent such amounts have actually been drawn), (d) obligations evidenced by bonds, debentures, notes, debt securities, loans, credit agreements, mortgages and similar instruments, (e) obligations to pay the deferred and unpaid purchase price of property and equipment which have been delivered, including any earn out liabilities associated with past acquisitions, (f) indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Person or any of its Subsidiaries and (g) all indebtedness of another Person referred to in clauses (a) through (f) above guaranteed directly or indirectly, jointly or severally, in any manner.

“Intellectual Property” means all intellectual property, including any trademarks, trade names, business names, brand names, service marks, logos, indicia of source, internet domain names, computer software and computer programs (other than standard off-the-shelf software), works of authorship, copyrights, industrial designs, games, data, recipes, moral rights, designs, inventions and patents, formulae, processes, know-how and technology and trade secrets, whether domestic or foreign, registered or unregistered, as well as any applications, continuations, continuations in part, divisional applications, and goodwill associated with any of the foregoing.

“Intellectual Property Rights” includes any and all proprietary rights or protection existing from time to time in any jurisdiction: (i) under any patent Laws or other invention or discovery Laws, copyright Laws, moral rights Laws, trademark or unfair competition Laws, industrial design or design Laws, confidential information Laws, trade secret Laws or other similar Laws or arising from any Intellectual Property, whether registered or not, including applications and registrations for any of the foregoing; and (ii) as non-statutory or other unregistered or common law rights or protections for Intellectual Property.

“Intended Tax Treatment” has the meaning specified in Section 9.4(a).

“Interim Order” means the interim order of the Court pursuant to the CBCA made in connection with the Arrangement, in a form acceptable to the Company and LACQ, each acting reasonably, as such order may be amended, supplemented or varied by the Court with the consent of the Parties, each acting reasonably.

“IRS” means the U.S. Internal Revenue Service.

“IT Systems” means any computer or other information technology systems used by the Company or any of its Subsidiaries in the conduct of the business.

“knowledge” means, with respect to the Company, the actual knowledge of Gabriel de Alba, Anthony Santo and Bradley Bardua, after reasonable inquiry.

“LACQ” has the meaning specified in the Preamble hereto.

“LACQ Board Recommendation” has the meaning specified in the Recitals.

“LACQ Common Stock” means common stock, par value $.0001 per share, of LACQ.

“LACQ Cure Period” has the meaning specified in Section 11.1(d).

“LACQ Disclosure Schedules” has the meaning specified in Article VI.

“LACQ Expense Statement” has the meaning specified in Section 3.9(a).

“LACQ Financial Statements” has the meaning specified in Section 6.9(d).

“LACQ Fundamental Representations” has the meaning specified in Section 10.2(a).

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“LACQ Governing Documents” has the meaning specified in the Recitals.

“LACQ Material Adverse Effect” means any event, state of facts, condition, change, development, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets, properties, results of operations or financial condition of LACQ or (b) the ability of LACQ to perform its obligations under this Agreement or to consummate the Transactions; provided, however, in respect of the preceding clause (a), that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, an “LACQ Material Adverse Effect” on or in respect of LACQ: (i) any change in applicable Laws or GAAP or any interpretation thereof, (ii) any change in interest rates or economic, political, business or financial market conditions generally, (iii) any change generally affecting the industry in which LACQ operates or the economy as a whole, (iv) the announcement of this Agreement, any Ancillary Agreement or the consummation of the Transactions or any LACQ Share Redemptions, either individually or in the aggregate, (v) the compliance with the terms of this Agreement or the taking of any action required by this Agreement, (vi) any natural disaster, (vii) any acts of terrorism or war or the outbreak or escalation of hostilities or change in geopolitical conditions; or (viii) any action taken (or omitted to be taken) at the written request of, or with written consent of, the Company; provided, further, that any event, state of facts, change, development, circumstance, occurrence or effect referred to in clauses (i), (ii), (iii), (vi), or (vii) above may be taken into account in determining if an LACQ Material Adverse Effect has occurred to the extent it has a disproportionate and adverse effect on the business, assets, properties, results of operations or financial condition of LACQ relative to similarly situated companies in the industry in which LACQ conducts its operations.

“LACQ Material Contract” means a material Contract, as such term is defined under Regulation S-K of the Securities Act, to which LACQ is a party.

“LACQ Placement Warrant” means a warrant issued by LACQ pursuant to that certain Warrant Purchase Agreement, dated as of December 1, 2017, by and between LACQ and the purchasers named therein.

“LACQ Public Warrant” means a warrant issued by LACQ in its initial public offering to purchase one share of LACQ Common Stock at an exercise price of $11.50.

“LACQ Preferred Shares” has the meaning specified in Section 6.4.

“LACQ SEC Reports” has the meaning specified in Section 6.19.

“LACQ Securities” has the meaning specified in Section 6.4.

“LACQ Share Redemption” means the election of an eligible (as determined in accordance with the LACQ Governing Documents) holder of LACQ Common Stock to redeem all or a portion of the shares of LACQ Common Stock held by such holder at a per-share price, payable in cash, equal to a pro rata share of the aggregate amount on deposit in the Trust Account (including any interest earned on the funds held in the Trust Account) (as determined in accordance with the LACQ Governing Documents) in connection with Extension Proposals, an Additional Extension Meeting or the Transaction Proposals.

“LACQ Special Meeting” means a meeting of the holders of LACQ Common Stock to be held for the purpose of approving the Transaction Proposals.

“LACQ Stockholder” means a holder of LACQ Common Stock.

“LACQ Stockholder Approval” means the approval and adoption of this Agreement and consummation of the Transactions, by an affirmative vote of the holders of a majority of the outstanding shares of LACQ Common Stock at a stockholders’ meeting duly called and held for such purpose.

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“LACQ Termination Fee” has the meaning set forth in Section 11.2(a).

“LACQ Transaction Expenses” means (without duplication) the aggregate amount of any and all fees and expenses, other than Shared Expenses, incurred on or prior to Closing by or on behalf of, or paid or payable by, LACQ (or, in any case, any Persons that LACQ pays or reimburses or is otherwise legally obligated to pay or reimburse) (a) in connection with the negotiation, preparation or execution of this Agreement, the Ancillary Agreements or the performance or consummation of the Transactions, including all fees and expenses of outside legal counsel, financial advisors, investment bankers, accountants, auditors, advisors, brokers and other third parties, in connection with the Transactions, including brokers’, finders’ or similar fees in connection with such Transactions incurred by or on behalf of LACQ (and in any case, excluding the value of any LACQ Warrants issued in connection with the repayments of promissory notes pursuant to the Expense Advancement Agreement) or (b) as otherwise described on Section 1.2 of the LACQ Disclosure Schedules (without duplication).

“LACQ Warrant” means the LACQ Public Warrants and the LACQ Placement Warrants.

“LACQ Warrant Agreement” means that certain Warrant Agreement, dated as of December 1, 2017, by and between LACQ and Continental Stock Transfer & Trust Company.

“Law” means any statute, law (including common law), ordinance, rule, code, regulation or Governmental Order, in each case, of any Governmental Authority and having the force of law.

“Leased Personal Property” means all personal or movable property leased or subleased by the Company or any of its Subsidiaries.

“Leased Real Property” means all real property leased, licensed or subleased by the Company or any of its Subsidiaries as lessee, sublessee or licensee pursuant to a Real Property Lease.

“Legacy Shareholders Agreement” means the shareholders agreement of the Company dated September 16, 2010, by and among the Company and certain of the Company Shareholders.

“Legal Proceedings” has the meaning specified in Section 5.14.

“Letter of Transmittal” has the meaning specified in Section 4.2(a).

“Lien” means any lien, mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest, lease, right-of-way, easement, encroachment, restriction on transfer, title defect, option, right of first refusal or offer, license or other lien of any kind.

“Management Equity Incentive Plan” means the management equity incentive plan of the Company, to be entered into by and between the Company and senior management of the Company on or before the Closing Date, which plan is attached as Exhibit C hereto.

“Material Approval” has the meaning specified in Section 9.1(c).

“Material Contracts” means any Contract (including a letter of intent) to which the Company or one or more of its Subsidiaries are a party or by which any of their respective assets are bound that: (a) if terminated would materially impair the ability of the Company or any of its Subsidiaries to carry on its respective business in the ordinary course of business or would constitute a Company Material Adverse Effect; (b) is a casino operational services agreement or operational services agreements in respect of any Gaming Facility owned or operated by the Company or its Subsidiaries (collectively, the “Operational Services Agreements”); (c) contains any non-competition obligations that would materially restrict or limit the ability to conduct the gaming operations or otherwise restricts or purports to restrict in any material way the gaming operations of the Company or its

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Subsidiaries (except as contained in the Operational Services Agreements); (d) relates to Indebtedness or the granting or evidencing a Lien on any material property or asset of the Company or any Subsidiary thereof (other than a Permitted Lien), including the Existing Debt Facilities (a “Material Debt Contract”); (e) is a Contract with an Affiliate, director, officer, equityholder or shareholder of the Company or a Subsidiary thereof or with an Affiliate of any such Person or that is otherwise set forth on Section 5.27 of the Company Disclosure Schedules; (f) is a joint venture, alliance or partnership agreement (except as entered into in the ordinary course of business or that is not material to the Company or its Subsidiaries, taken as a whole); (g) relates to capital expenditures or other purchases of material, supplies, equipment or other assets or properties or services (other than purchase orders or Contracts for material, supplies, equipment or other assets or properties or services in the ordinary course of business) since December 31, 2018 in excess of $1,000,000 individually, or $5,000,000 in the aggregate or is with a Material Supplier, excluding any expenditures or purchases related to any construction or development projects of the Company or its Subsidiaries; (h) involves the future disposition or acquisition of assets or properties in connection with any merger, consolidation or similar business combination transaction, whether or not enforceable, involving consideration of more than $1,000,000 individually, or $5,000,000 in the aggregate; (i) relates to a completed acquisition by the Company or its Subsidiaries since December 31, 2018 of any operating business or the capital stock or other equity interests of any other Person pursuant to which the Company or its Subsidiaries has continuing obligations as of the date hereof; (j) involves any resolution or settlement since December 31, 2018 of any actual or threatened litigation, arbitration, claim or other dispute, excluding any claims covered by insurance, involving (A) payment obligations in excess of $5,000,000 individually or $10,000,000 in the aggregate or (B) material non-monetary restrictions or obligations on the part of the Company or its Subsidiaries which remain in effect as of the date hereof (“Material Settlement Agreement”); (k) provides for indemnification by the Company or its Subsidiaries (except as entered into in the ordinary course of business or that is not material to the Company or its Subsidiaries, taken as a whole); or (l) the Material Real Property Leases.

“Material Debt Contract” has the meaning specified in the definition of “Material Contracts”.

“Material Permit” means any Permit of the Company and/or its Subsidiaries that is material to the operation of their respective businesses.

“Material Real Property Leases” means the Real Property Leases set forth on Section 5.17 of the Company Disclosure Schedules.

“Material Settlement Agreement” has the meaning specified in the definition of “Material Contracts”.

“Material Suppliers” has the meaning specified in Section 5.8(b).

“Merger” has the meaning specified in Section 3.4.

“Merger Effective Time” has the meaning specified in Section 3.4.

“Merger Sub” has the meaning specified in the Preamble hereto.

“Merger Sub Stockholder Approval” has the meaning specified in Section 5.1(c).

“Minimum Casino Cash” means the amount of Casino Cash that the Company’s businesses are required to have pursuant to applicable Law.

“Minister of Heritage” has the meaning specified in the definition of “ICA Approval”.

“Minister of ISED” has the meaning specified in the definition of “ICA Approval”.

“Misrepresentation” has the meaning specified in Section 3.2(f).

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“Multiemployer Plan” means a Company Plan that applies to or permits participation by employers that are not Affiliates of the Company, including any “multi-employer pension plan” as that term is defined under subsection 1(1) of the Pension Benefits Act (Ontario) or an equivalent plan under pension standards legislation of another applicable Canadian jurisdiction and any “multi-employer plan” as that term is defined in subsection 8500(1) of the Tax Act, and any “multiemployer plan” within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code.

“NASDAQ” means the NASDAQ Stock Market.

“Net Financing Proceeds” means the amount of any proceeds actually received by the Company in connection with any Financing, net of any transaction expenses or other fees attributable thereto.

“Net LACQ Transaction Expenses” means (x) LACQ Transaction Expenses minus (y) the sum of (1) any cash held by LACQ outside of the Trust Account as of immediately prior to the Closing plus (2) the difference between (a) the amount of cash remaining in the Trust Account immediately following any LACQ Share Redemptions and (b) the product of (i) the number of shares of LACQ Common Stock that are eligible for redemption that were not redeemed as of immediately prior to the Closing and (ii) US$10.00.

“Notice Period” has the meaning specified in Section 8.1(d)(ii).

“NYSE” means the New York Stock Exchange.

“OLG” has the meaning specified in the definition of “Gaming Authority”.

“Operational Services Agreements” has the meaning specified in the definition of “Material Contracts”.

“Outside Date” has the meaning specified in Section 11.1(c)(iii).

“Owned Personal Property” means all personal or movable property owned by the Company or any of its Subsidiaries.

“Owned Real Property” means all real property owned by the Company or any of its Subsidiaries.

“Party” or “Parties” has the meaning specified in the Preamble hereto.

“PCI DSS” has the meaning specified in Section 5.29(b).

“Permits” means any license, permit, certificate, franchise, consent, order, grant, easement, covenant, approval, registration or other authorization of and from any person, including any Governmental Authority and Gaming Authority.

“Permitted Distributions” has the meaning specified by Section 7.2.

“Permitted Liens” means (a) mechanics, materialmen’s and similar Liens arising in the ordinary course of business with respect to any amounts not yet due and payable or which are being contested in good faith through (if then appropriate) appropriate proceedings and for which adequate accruals or reserves have been established in accordance with IFRS (if deemed appropriate), (b) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate proceedings and for which adequate accruals or reserves have been established in accordance with IFRS on the Financial Statements, (c) Liens securing rental payments under capital lease agreements, (d) liens, encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that (i) are title exceptions disclosed on the title insurance policy for the Leased Real Property, or (ii) do not materially interfere with the present uses, value or

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marketability of such real property, (e) Liens securing payment, or any other obligations, of the Company or its Subsidiaries with respect to Indebtedness, other than Indebtedness under the Existing Debt Facilities, and (f) Liens described on Section 1.1(b) of the Company Disclosure Schedules.

“Per Share Merger Consideration” means, for each one (1) share of LACQ Common Stock, that number of Company Shares equal to the Exchange Ratio in effect immediately prior to the Merger Effective Time.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind.

“Personal Information” means any information that can be used to personally identify, locate or contact an individual, including an employee, contractor, customer, or potential customer of Company or its Subsidiaries including, without limitation: name, address, telephone number and electronic mail address sensitive personally identifiable information (e.g., social security number, social insurance number, bank account number or credit card number) and any special categories of personal information regulated or covered by Laws relating to privacy, security, data collection, data protection, data sharing, direct marketing, consumer protection, location tracking, customer tracking, behavioral marketing, and workplace privacy.

“Plan of Arrangement” means the plan of arrangement under section 192 of the CBCA substantially in the form and content of Exhibit D hereto, as the same may be amended from time to time in accordance with this Agreement or the Plan of Arrangement.

“Pre-Closing Transactions” has the meaning specified in Section 2.1.

“Privacy Contracts” has the meaning specified in Section 5.29(a).

“Privacy Laws” means all Laws relating to privacy, security, data collection, data protection, data sharing, direct marketing, consumer protection, location tracking, customer tracking, behavioral marketing and workplace privacy laws, rules and regulations that apply to the Company or its Subsidiaries.

“Prohibited Payment” has the meaning specified in Section 5.26(b).

“Proposed Changed Terms” has the meaning specified in Section 8.1(d)(iv).

“Proxy Statement” means the proxy statement filed by LACQ on Schedule 14A with respect to the LACQ Special Meeting to approve the Transaction Proposals.

“Proxy Statement/Prospectus” means the proxy statement/prospectus, including the Proxy Statement, relating to the Transactions which shall constitute a proxy statement of LACQ to be used for the LACQ Special Meeting to approve the Transaction Proposals (which shall also provide the LACQ Stockholders with the opportunity to redeem their shares of LACQ Common Stock in conjunction with a stockholder vote on the Business Combination) and a prospectus with respect to the Company Shares to be offered and issued to the LACQ Stockholders and the effect of the Transactions on the LACQ Warrants pursuant to Section 4.4, in all cases in accordance with and as required by the LACQ Governing Documents, applicable Law, and the rules and regulations of NASDAQ or the NYSE, as applicable.

“PST” has the meaning specified in Section 5.15(i).

“Real Property” means, collectively, the Owned Real Property and the Leased Real Property.

“Real Property Leases” has the meaning specified in Section 5.17(a)(ii).

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“Recapitalization” has the meaning specified in Section 3.1(a)(i).

“Registration Rights Agreement” means the registration rights agreement substantially in the form and content of Exhibit E hereto, to be entered into between the Company, certain LACQ Stockholders and certain Company Shareholders at Closing.

“Regulatory Approvals” means, collectively, approvals required under the Competition Act Approval, Gaming Authority Approvals, ICA Approval and all other sanctions, rulings, consents, filings, orders, registrations, exemptions, permits and no action letters, approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of any Governmental Authority required in order to effect the Closing in accordance with applicable Laws.

“Reimbursable Net LACQ Transaction Expenses” means the product obtained when (i) the Net LACQ Transaction Expenses are multiplied by (ii) 1.279434.

“Release” means any release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Material, whether accidental or intentional, into the Environment that would constitute a violation of Environmental Law.

“Retained Cash” means an amount to be determined by the Company not to exceed one percent (1%) of the Trust Account Proceeds.

“Rewards Programs” has the meaning specified in Section 5.28(b).

“Sanctioned Country” means any country or region that is the subject or target of a comprehensive embargo under applicable Trade Control Laws (including Russia, Cuba, Iran, North Korea, Sudan, Syria and Crimea region of Ukraine).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“SEC Clearance Date” means the date on which the SEC has declared the Form F-4 effective and has confirmed that it has no further comments on the Proxy Statement/Prospectus.

“Securities Act” has the meaning specified in Section 5.27.

“Shared Expenses” means (without duplication) the aggregate amount of any and all fees and expenses incurred by or on behalf of, paid or payable by, the Company or LACQ (or, in any case, any Persons that the Company or LACQ pays or reimburses or is otherwise legally obligated to pay or reimburse) (a) after the date hereof and prior to the Closing (i) in connection with the preparation and filing of the Proxy Statement/Prospectus and the Form F-4, including all documented, third-party out-of-pocket fees and expenses of outside legal counsel, financial advisors, investment bankers, accountants, auditors, advisors, brokers, printers, transfer agents, proxy solicitors and other third parties, in each case, solely to the extent actually incurred in connection with work performed and actions taken after the date of this Agreement, (ii) associated with obtaining necessary or appropriate waivers, consents or approvals of any Governmental Authority in connection with the Transactions and (iii) in connection with LACQ’s compliance with its obligations under Section 8.9; and (b) in connection with all transaction bonuses, retention bonuses and change of control payments and any other similar obligations that are owed to any Person arising from or that will be triggered, either automatically or with the passage of time, as a result of or in connection with such Transactions and the consummation thereof, in each case, to the extent set forth on Section 1.3 of the LACQ Disclosure Schedules or Section 5.7 of the Company Disclosure Schedules, and the employer portion of any Taxes payable in connection therewith.

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“Shareholders Agreement” means the shareholders agreement, attached as Exhibit F hereto, entered into between the Company, certain LACQ Stockholders and certain Company Shareholders, which shall become effective at Closing.

“Sponsor Share” means a share of LACQ Common Stock held by a Sponsor or Vora.

“Sponsor Warrant” means a LACQ Warrant held by a Sponsor or Vora.

“Sponsors” means Daniel B. Silvers, A. Lorne Weil, George Peng, Eric Carrera, MLCP GLL Funding LLC, Matthews Lane Capital Partners LLC and Hydra LAC, LLC.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors, managers or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is or controls, directly or indirectly, a general partner or managing member.

“Superior Business Combination Proposal” shall mean an unsolicited bona fide written offer made to LACQ by a third party or “group” to enter into a merger, consolidation, amalgamation, share exchange, share purchase, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction as a result of which either (i) LACQ’s stockholders prior to such transaction in the aggregate cease to own at least seventy-five percent (75%) of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof) or (ii) a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) directly or indirectly acquires beneficial or record ownership of securities representing seventy-five percent (75%) or more of LACQ’s Securities, that: (i) was not obtained or made as a direct or indirect result of a breach of (or in violation of) this Agreement; and (ii) is on terms and conditions that the LACQ board of directors determines in good faith, following consultation with its outside legal counsel and financial advisor, is reasonably likely to be more favorable, from a financial point of view, to LACQ stockholders than the terms contemplated by this Agreement; and (iii) is more likely than not to be consummated by the Outside Date; provided, however, that any such offer shall not be deemed to be a “Superior Business Combination Proposal” if any financing required to consummate the transaction contemplated by such offer is not committed or is not reasonably capable of being obtained by such third party, or if the consummation of such transaction is contingent on any such financing being obtained.

“Surviving Company” has the meaning specified in Section 3.4.

“Tax Act” means the Income Tax Act, R.S.C. 1985, c. 1 (5th Supp.), and the regulations thereunder, as amended.

“Tax Return” means any return, declaration, election, report, statement, information statement or other document filed or required to be filed with respect to Taxes, including any claims for refunds of Taxes, any information returns and any amendments or supplements of any of the foregoing.

“Taxes” means all federal, state, local, foreign or other taxes imposed by any Governmental Authority, including without limitation, all income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales (including GST/HST and provincial sales), use, transfer, registration, alternative or add-on minimum, government- sponsored pension plan premiums or contributions (including Canada Pension Plan and any provincially mandated pension plans), employment/unemployment insurance, employer health or estimated taxes, and including any interest, penalty, or addition thereto.

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“Terminating LACQ Breach” has the meaning specified in Section 11.1(d).

“Terminating Company Breach” has the meaning specified in Section 11.1(c).

“Trade Control Laws” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by the Office of Foreign Assets Control or the U.S. Department of State) and the United Nations Security Council, and all anti-boycott Laws administered by the U.S. Department of Commerce and U.S. Department of Treasury’s Internal Revenue Service.

“Transaction Proposals” has the meaning specified in Section 8.7(a).

“Transaction Support Agreement” means the Transaction Support Agreement, attached as Exhibit G hereto, entered into between each of the Sponsors, LACQ, Vora and the other parties thereto, which shall become effective at Closing and to which the Company shall be an express third-party beneficiary.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements, including, but not limited to, the Arrangement and the Merger.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration, property or other similar Taxes.

“Trust Account Proceeds” means (i) the number of shares of LACQ Common Stock remaining in the Trust Account after the LACQ Share Redemptions, multiplied by (ii) $10.00.

“Trust Account” has the meaning specified in Section 6.20.

“Trust Account Amount” has the meaning specified in Section 8.3.

“Trust Agreement” has the meaning specified in Section 6.20.

“Trustee” has the meaning specified in Section 6.20.

“Unaudited Financial Statements” has the meaning specified in Section 5.11.

“Vora” means HG Vora Special Opportunities Master Fund, Ltd., a Cayman Islands exempted company.

“Vora Side Letter” means that certain letter agreement, dated as of the date hereof, by and between the Company and Vora.

“Vora Subscription Amount” means an amount equal $62,500,000.

“Vora Subscription Agreement” has the meaning set forth in the Recitals

Section 1.2    Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole; and (d) all references to “ordinary course,” “ordinary course of business” and “ordinary course of business consistent with past practice” shall mean, with respect to any Person, the usual and ordinary course of such Person’s business consistent with past custom and practice (including with respect to frequency, quantity and magnitude). Unless the context otherwise requires, references herein: (v) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (w) to an agreement, instrument or other document means such agreement, instrument or other document as

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amended, supplemented and modified from time to time to the extent permitted by the provisions thereof (and, if applicable, as permitted by this Agreement) (x) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder; (y) to a Person are also to its successors and permitted assigns; and (z) the use of “or” is not intended to be exclusive unless expressly indicated otherwise. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 1.3    Currency; Exchange Rate. All payments to be made by a Party to the other Party under this Agreement shall be made in Dollars or Canadian Dollars, as appropriate, on the terms and conditions set forth herein. For purposes of any currency conversion required under or in connection with this Agreement, the rate of exchange to be used in computing the amount of currency equivalent of (a) Dollars in Canadian Dollars shall be made at a thirty (30)-day trailing average of the closing daily exchange rates published by the Wall Street Journal (U.S. online edition) (http://quotes.wsj.com/fx/USDCAD) and (b) Canadian Dollars in Dollars shall be made at a thirty (30)-day trailing average of the closing daily exchange rates published by the Wall Street Journal (U.S. online edition) (http://quotes.wsj.com/fx/CADUSD), or, in each case at such other rate as agreed in writing by LACQ and the Company.

ARTICLE II.

PRE-CLOSING TRANSACTIONS

Section 2.1    Pre-Closing Transactions. The Parties agree that the following transactions (the “Pre-Closing Transactions”) shall be implemented prior to the Arrangement Effective Time, in each case in accordance with, and subject to the terms and conditions contained in, this Agreement:

(a)    the Company shall have approved the Management Equity Incentive Plan;

(b)    the Company and Vora shall have entered into the Vora Subscription Agreement; and

(c)    pursuant to the terms of and as further specified in the Transaction Support Agreement, LACQ, Vora and the Sponsors shall have (i) irrevocably caused to be terminated, forfeited and cancelled, for no consideration and without further right, obligation or liability of any kind or nature on the part of LACQ, Vora, Merger Sub, the Company, the Surviving Company or the Sponsors, 1,000,000 Sponsor Shares, and (ii) amended the LACQ Warrant Agreement in accordance with the terms of the Transaction Support Agreement.

ARTICLE III.

THE ARRANGEMENT; COMPANY SPECIAL MEETING; MERGER; CLOSING

Section 3.1    Arrangement. The Parties agree that the Transactions will be implemented in accordance with, and subject to the terms and conditions contained in, this Agreement and the Plan of Arrangement. Without limiting the generality of the foregoing, pursuant to the Arrangement:

(a)    commencing at the Arrangement Effective Time, and prior to the Merger Effective Time:

(i)    the articles of the Company shall be amended such that each Company Share issued and outstanding immediately prior to the Arrangement Effective Time (but excluding any Company Shares held by Dissenting Company Shareholders that are cancelled in accordance with the Plan of Arrangement) shall be converted into that number of Company Shares equal to the Consolidation Ratio (the “Recapitalization”);

(ii)    the Company shall issue to the Existing Company Holders, on a pro rata basis in accordance with their proportionate ownership of Company Shares, the following Company Warrants, so that immediately

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prior to the Merger Effective Time (and subject to the issuance of any equity securities pursuant to and in accordance with a Financing) the Company’s issued and outstanding Company Warrants shall consist of:

(A)    in the aggregate, four million seven hundred and forty-three thousand, eight hundred and thirty three (4,743,833) Class A Warrants;

(B)    in the aggregate, six million three hundred and twenty-five thousand, one hundred and ten (6,325,110) Class B Warrants, Series I;

(C)    in the aggregate, six million three hundred and twenty-five thousand, one hundred and eleven (6,325,111) Class B Warrants, Series II; and

(D)    in the aggregate, six million three hundred and twenty-five thousand, one hundred and eleven (6,325,111) Class B Warrants, Series III;

(iii)    the Company shall declare a cash distribution on the Company Shares payable to the Existing Company Holders (the “Company Pre-Closing Distribution”) in an aggregate amount equal to the Company Pre-Closing Distribution Amount, which Company Pre-Closing Distribution shall be paid to the Existing Company Holders following the Merger Effective Time;

(iv)    the Company shall issue an aggregate of 1,280,835 Company Options, to the Participants (as defined in the Plan of Arrangement) in accordance with Schedule 5.7 of the Company Disclosure Schedules, which Company Options shall have the terms and conditions set forth in Schedule 5.7 of the Company Disclosure Schedules; and

(v)    Following the actions described in the foregoing clauses (i), (ii), (iii) and (iv), Vora shall subscribe for three million (3,000,000) Company Units, at a subscription price of $10.00 per Company Unit, pursuant to and in accordance with the Vora Subscription Agreement.

(b)    at the Merger Effective Time, the holders of LACQ Common Stock immediately prior to such time shall be entitled to receive the Per Share Merger Consideration in exchange for their LACQ Common Stock, in accordance with Section 4.1(a)(i); and

(c)    at the Merger Effective Time, holders of LACQ Warrants immediately prior to such time shall be entitled to receive the Company Warrants in exchange for their LACQ Warrants, in accordance with Section 4.4.

Section 3.2    Interim Order, Company Special Meeting, Circular and Final Order.

(a)    As promptly as practicable following the execution of the Agreement, the Company agrees to apply pursuant to section 192(4) of the CBCA for, and in cooperation with LACQ prepare, file and diligently pursue an application for, the Interim Order, the terms of which shall be acceptable to LACQ acting reasonably, which will provide, among other things:

(i)    for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Special Meeting and for the manner in which notice is to be provided;

(ii)    for confirmation of the record date in respect of the Company Special Meeting;

(iii)    that the requisite approval for the Arrangement Resolution (the “Company Shareholder Approval”) will be (i) two-thirds of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or represented by proxy at the Company Special Meeting, and (ii) such other approval, if any, as is required by the Court;

(iv)    that, in all other respects, the terms, restrictions and conditions of the Company’s articles and by-laws, including quorum requirements and all other matters, will apply in respect of the Company Special Meeting;

(v)    for the grant of the Dissent Rights to those Company Shareholders who are registered Company Shareholders;

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(vi)    for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(vii)    confirmation of the record date for the purposes of determining the Company Shareholders entitled to notice of and to vote at the Company Special Meeting in accordance with the Interim Order and that the Company Special Meeting may be adjourned or postponed in accordance with the terms of this Agreement from time to time by the Company without the need for additional approval of the Court;

(viii)    that the record date for Company Shareholders entitled to notice of and vote at the Company Special Meeting will not change in respect of any adjournment(s) or postponement(s) of the Company Special Meeting, unless required by Law; and

(ix)    for such other matters as the Company may reasonably request, subject to obtaining the prior consent of LACQ, such consent not to be unreasonably withheld or delayed.

(b)    Subject to the terms of this Agreement, the Company agrees to convene and conduct the Company Special Meeting in accordance with the Interim Order, the articles and by-laws of the Company and applicable Laws as soon as reasonably practicable after the execution and delivery of this Agreement. The Company shall provide prior written notice to LACQ of any cancellation, adjournment or postponement of the Company Special Meeting.

(c)    The Company will promptly advise LACQ of any written notice of dissent or purported exercise by any Company Shareholder of Dissent Rights received by the Company in relation to the Arrangement Resolution and any withdrawal of Dissent Rights received by the Company and, subject to applicable Law, any written communications sent by or on behalf of the Company to any Company Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement Resolution. The Company will not make any payment or settlement offer, or agree to any such settlement, before the Merger Effective Time with respect to any such notice of dissent or purported exercise of Dissent Rights unless LACQ has given its prior written consent to such payment, settlement offer or settlement as applicable.

(d)    Subject to LACQ’s compliance with Section 3.2(e), promptly after the execution of this Agreement, the Company will prepare and complete the Circular together with any other documents required by Law in connection with the Company Special Meeting and the Arrangement, and the Company will, as promptly as reasonably practicable after obtaining the Interim Order, cause the Circular and other documentation required in connection with the Company Special Meeting to be filed and to be sent to each Company Shareholder and any other Person as required by the Interim Order or Law. The Company shall provide LACQ with a reasonable opportunity to review and comment on the Circular and shall give reasonable consideration all such comments.

(e)    LACQ will on a timely basis furnish to the Company all such information regarding LACQ, its Affiliates and any financing sources, as applicable, as may be reasonably requested by the Company or required by Law to be included in the Circular and other documents related thereto and the Company shall include such information in the Circular in a manner and to the extent as is mutually agreed by itself and LACQ. LACQ will ensure that no such information will include any Misrepresentation. LACQ hereby indemnifies and saves harmless the Company from and against any and all liabilities, claims, demands, losses, costs, damages and reasonable expenses to which the Company may be subject or may suffer as a result of, or arising from, any Misrepresentation or alleged Misrepresentation contained in any information included in the Circular that was provided by LACQ specifically for inclusion therein, including as a result of any order made, or any inquiry, investigation or proceeding instituted by any Governmental Authority based on such a Misrepresentation or alleged Misrepresentation.

(f)    The Company will ensure that the Circular complies in all material respects with the Interim Order and applicable Laws, and, without limiting the generality of the foregoing, that the Circular does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to

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make the statements contained therein not misleading in light of the circumstances in which they are made (a “Misrepresentation”) (other than with respect to any information furnished by LACQ) and will provide the Company Shareholders with information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before them at the Company Special Meeting.

(g)    Company and LACQ will promptly notify each other if, at any time before the Arrangement Effective Date, it becomes aware that the Circular contains a Misrepresentation, or that any information contained in, or omitted from, the Circular otherwise requires an amendment or supplement to the Circular, and the Parties will cooperate in the preparation of any amendment or supplement to the Circular, as required or appropriate, and the Company will promptly mail or otherwise publicly disseminate any amendment or supplement to the Circular to the Company Shareholders. LACQ will reimburse the Company for any reasonable expenses incurred if, due to a Misrepresentation or due to material information contained in, or omitted from, the Circular, a change is required to the information in respect of LACQ included in the Circular.

(h)    If the Interim Order is obtained and the Arrangement Resolution is passed at the Company Special Meeting as provided for in the Interim Order and as required by applicable Law, subject to the terms of this Agreement, the Company will as soon as reasonably practicable thereafter take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to section 192(4) of the CBCA.

(i)    The Company shall give notice to LACQ of the Company Special Meeting and allow LACQ’s representatives and legal counsel to attend the Company Special Meeting.

(j)    The Company shall not change the record date for the Company Shareholders entitled to vote at the Company Special Meeting in connection with any adjournment or postponement of the Company Special Meeting, unless required by Law.

Section 3.3    Court Proceedings. LACQ shall cooperate with and assist the Company in seeking the Interim Order and the Final Order, including by providing to the Company on a timely basis any information required by applicable Law to be supplied by LACQ in connection therewith as requested by the Company in writing. In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company shall:

(a)    diligently pursue, and cooperate with LACQ in diligently pursuing, the Interim Order and the Final Order;

(b)    provide legal counsel to LACQ with a reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and give reasonable consideration to all such comments;

(c)    provide LACQ on a timely basis with copies of any notice of appearance, evidence or other documents served on the Company or its legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)    ensure that all material filed with the Court in connection with the Arrangement is consistent with this Agreement and the Plan of Arrangement;

(e)    not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or as required by Law; and

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(f)    oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement, and if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order do so only after notice to LACQ, and affording LACQ an opportunity to consult regarding same which is reasonable in the circumstances.

Section 3.4    Merger. Subject to the terms and subject to the conditions set forth in this Agreement, on the Arrangement Effective Date the Company and Merger Sub shall cause Merger Sub to be merged with and into LACQ (the “Merger”), with LACQ being the surviving corporation (the “Surviving Company”) following the Merger, and upon the Merger the separate corporate existence of Merger Sub shall cease. The Merger shall be consummated in accordance with this Agreement and the DGCL and evidenced by a Certificate of Merger between Merger Sub and LACQ in customary form (the “Certificate of Merger”), such Merger to be consummated immediately upon filing of the Certificate of Merger or at such later time as may be agreed by LACQ and the Company in writing and specified in the Certificate of Merger (the “Merger Effective Time”); provided, that, under no circumstances shall the Merger Effective Time occur until after the completion of the transactions described in Section 3.2 of the Plan of Arrangement that are deemed to occur prior to the Merger Effective Time.

Section 3.5    Effects of the Merger. The Merger shall have the effects set forth in this Agreement and the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Merger Effective Time all the property, rights, privileges, powers and franchises of Merger Sub shall vest in the Surviving Company, and all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of the Surviving Company.

Section 3.6    Closing. Subject to the terms and conditions of this Agreement, the closing of the Arrangement and Merger (the “Closing”) shall take place electronically through the exchange of documents via e-mail or facsimile on the date which is three (3) Business Days after the date on which all conditions set forth in Article X have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as LACQ and the Company may mutually agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Subject to the satisfaction or waiver of all of the conditions set forth in Article X, and provided this Agreement has not theretofore been terminated pursuant to its terms, on the Closing Date, LACQ, the Company and Merger Sub shall (i) file or cause to be filed with the Director the Articles of Arrangement and such other documents as may be required in order to effect the Arrangement, and (ii) cause the Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in sections 251 and 103 of the DGCL.

Section 3.7    Certificate of Incorporation and Bylaws of the Surviving Company. At the Merger Effective Time, (i) the certificate of incorporation of LACQ as in effect immediately prior to the Merger Effective Time shall be amended and restated as set forth in the Certificate of Merger, until thereafter amended in accordance with its terms and as provided by the DGCL, and (ii) the bylaws of LACQ as in effect immediately prior to the Merger Effective Time shall become the bylaws of the Surviving Company, until thereafter amended as provided therein or by the DGCL.

Section 3.8    Directors and Officers of the Surviving Company. The directors and officers of Merger Sub immediately prior to the Merger Effective Time shall be the directors and officers, respectively, of the Surviving Company, and such individuals shall be the directors and officers of the Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

Section 3.9    Payment of Expenses, Trust Account, Company Pre-Closing Distribution Amount and Cash Available to Repay the Company Loan.

(a)    No sooner than five (5) or later than two (2) Business Days prior to the Closing Date, LACQ shall provide to the Company a written report (the “LACQ Expense Statement”) setting forth a list of all LACQ

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Transaction Expenses and all Shared Expenses incurred by LACQ (together with written invoices and wire transfer instructions for the payment thereof). On the Closing Date, LACQ shall pay or cause to be paid by wire transfer of immediately available funds all LACQ Transaction Expenses and all such Shared Expenses incurred by LACQ. For the avoidance of doubt, such LACQ Transaction Expenses shall be payable by LACQ from amounts released from the Trust Account following the Closing.

(b)    No sooner than five (5) or later than two (2) Business Days prior to the Closing Date, the Company shall in good faith provide to LACQ a written report (the “Company Expense Statement”) setting forth a list of all Company Transaction Expenses and all Shared Expenses incurred by the Company (together with written invoices and wire transfer instructions for the payment thereof). On or prior to the Closing Date, the Company shall pay or cause to be paid by wire transfer of immediately available funds all Company Transaction Expenses and all such Shared Expenses incurred by the Company.

(c)    No sooner than three (3) or later than two (2) Business Days prior to the Closing Date, LACQ shall provide to the Company a written report setting forth the amount of the Trust Account as of the Closing Date.

(d)    No later than one (1) Business Day prior to the Closing Date, the Company shall provide to LACQ a written report (the “Calculation Report”) with appropriate detailed backup setting forth the Company’s calculation of the Cash Available to Repay the Company Loan and the Company Pre-Closing Distribution Amount. The Company and its representatives who prepared the Calculation Report shall be fully available to explain the Calculation Report to LACQ and its advisors and will take into account LACQ’s comments and revise such report as appropriate based on LACQ’s comments.

(e)    At or prior to Closing, the Company shall have repaid outstanding Indebtedness under the Company Loan Agreement in an amount equal to (a) Available Cash, minus (b) Aggregate Transaction Expenses (minus the Retained Cash) (such amount, the “Company Loan Closing Payment”); provided, that in no event shall the Company Loan Closing Payment exceed the aggregate amount then-outstanding under the Company Loan Agreement.

Section 3.10    Equitable Adjustments. If, between the date of this Agreement and the Closing, the outstanding shares of LACQ Common Stock, or outstanding Company Shares following the effective time of the Recapitalization and prior to the Merger Effective Time (without, in the case of the Company Shares, giving effect to the issuance of equity securities in connection with a Financing or pursuant to and in accordance with this Agreement), shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares (but excluding, for greater certainty, the Recapitalization), or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein (including, for the avoidance of doubt, the Exchange Ratio) which is based upon the number of shares of LACQ Common Stock (or on the number of Common Shares following the effective time of the Recapitalization and prior to the Merger Effective Time) will be appropriately adjusted to provide to the Existing Company Holders and the holders of LACQ Common Stock, Company Shares following the Recapitalization, LACQ Warrants or Company Warrants following the Recapitalization, as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this Section 3.10 shall not be construed to permit LACQ to take any action with respect to its securities that is prohibited by the terms and conditions of this Agreement.

Section 3.11    Calculation of Casino Cash. The Company will confirm the amount of Casino Cash as of 11:59 p.m. (Vancouver time) on the day that is two (2) Business Days immediately prior to the Closing Date (the “Closing Casino Cash”), by conducting a physical count of the Casino Cash as of such time. LACQ shall have the right to designate representatives to monitor and observe such physical count. Based upon the results of such physical count, the Company shall provide LACQ at the Closing with a written certification executed by the Company setting forth the amount of such Closing Casino Cash.

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Section 3.12    Fractional Shares. If the Arrangement would otherwise result in the aggregate number of Company Shares receivable by a Person pursuant to the Arrangement (including, for the avoidance of doubt, in consideration for such Person’s shares of LACQ Common Stock upon the Merger) including a fraction of a Company Share, then the aggregate number of Company Shares receivable by any such Person pursuant to the Arrangement shall be rounded down to the nearest whole number and no compensation shall be payable to such Person in lieu of any such fractional Company Share.

ARTICLE IV.

EFFECTS OF THE MERGER

Section 4.1    Exchange of Stock.

(a)    At the Merger Effective Time, by virtue of the Merger and in accordance with the Plan of Arrangement, without any action on the part of any LACQ Stockholder:

(i)    each share of LACQ Common Stock that is issued and outstanding immediately prior to the Merger Effective Time (excluding, for the avoidance of doubt, any Excluded Shares) shall thereupon be converted into the right to receive, and the holder of such LACQ Common Stock shall be entitled to receive, for each such share of LACQ Common Stock, the Per Share Merger Consideration; and

(ii)    each such share of LACQ Common Stock converted into the right to receive the Per Share Merger Consideration pursuant to this Article IV shall, as of and from the Merger Effective Time, no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a Certificate previously representing any such shares of LACQ Common Stock shall thereafter cease to have any rights with respect to such securities, except the right to receive the Per Share Merger Consideration into which such shares of LACQ Common Stock shall have been converted in accordance with the Plan of Arrangement.

(b)    At the Merger Effective Time, by virtue of the Merger and without any action on the part of the Company or Merger Sub, each share of common stock, par value $0.0001 per share, of Merger Sub shall no longer be outstanding and shall thereupon be converted into and become one share of common stock, par value $0.0001 per share, of the Surviving Company.

(c)    At the Merger Effective Time, in consideration for the agreement by the Company to issue the Per Share Merger Consideration to former holders of LACQ Common Stock pursuant to the Merger, the Surviving Company shall issue to the Company, in addition to any securities of the Surviving Company issued to the Company in accordance with Section 4.1(b), that number of shares of common stock, par value $0.0001 per share, of the Surviving Company equal to the number of shares of LACQ Common Stock that are exchanged for Company Shares in accordance with Section 4.1(a)(i).

(d)    At the Merger Effective Time, by virtue of the Merger and without any action on the part of any holder of Excluded Shares, each Excluded Share shall be surrendered and cancelled and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor.

Section 4.2    Delivery of Per Share Merger Consideration.

(a)    As promptly as reasonably practicable after the date hereof, LACQ shall cause to be mailed or otherwise delivered to each holder of record of LACQ Common Stock a letter of transmittal in customary form to be approved by the Company (such approval not to be unreasonably withheld, conditioned, or delayed) (the “Letter of Transmittal”), which shall (i) have customary representations and warranties as to title, authorization, execution and delivery and (ii) specify that delivery shall be effected, and risk of loss and title to the LACQ Common Stock shall pass, only upon delivery of the LACQ Common Stock to the Depositary (including all certificates representing LACQ Common Stock (each, a “Certificate” and, collectively, the “Certificates”), to the extent such shares of LACQ Common Stock are certificated), together with instructions thereto.

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(b)    Upon the receipt of a Letter of Transmittal (accompanied with all Certificates representing LACQ Common Shares of the holder of such LACQ Common Shares, to the extent such LACQ Common Shares are certificated) duly, completely and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be requested by the Company or Depositary, the holder of such LACQ Common Stock shall be entitled to receive in exchange therefor the Per Share Merger Consideration in accordance with Section 4.1(a) and the Plan of Arrangement. Until surrendered as contemplated by this Section 4.2(b), each share of LACQ Common Stock shall be deemed at any time from and after the Merger Effective Time to represent only the right to receive upon such surrender the Per Share Merger Consideration which the holder of LACQ Common Stock is entitled to receive in respect of such shares pursuant to this Article IV and the Plan of Arrangement.

Section 4.3    Lost Certificate. In the event any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company, the provision by such Person of a customary indemnity against any claim that may be made against the Company with respect to such Certificate, the Company shall issue in exchange for such lost, stolen or destroyed Certificate the Per Share Merger Consideration, deliverable in respect thereof as determined in accordance with this Article IV and the Plan of Arrangement.

Section 4.4    Exchange Warrants.

(a)    At the Merger Effective Time, by virtue of the Merger and in accordance with the Plan of Arrangement and Section 4.4 of the LACQ Warrant Agreement, each LACQ Public Warrant that is outstanding immediately prior to the Merger Effective Time shall, without any action on the part of any holder of such LACQ Public Warrant, be exchanged for a warrant issued by the Company (each, an “Exchange Public Warrant”) which shall entitle the holder to purchase that number of Company Shares equal to the product obtained when (i) the number of shares of LACQ Common Stock which may be acquired upon exercise of such LACQ Public Warrant, is multiplied by (ii) the Exchange Ratio in effect immediately prior to the Merger Effective Time, at a price per Company Share (in Dollars) equal to the amount by which (x) the exercise price (in Dollars) per share of LACQ Common Stock under such LACQ Public Warrant, is divided by (y) the Exchange Ratio in effect immediately prior to the Merger Effective Time, and upon such exchange such LACQ Public Warrant shall be cancelled.

(b)    At the Merger Effective Time, by virtue of the Merger and in accordance with the Plan of Arrangement and Section 4.4 of the LACQ Warrant Agreement, each LACQ Placement Warrant that is outstanding immediately prior to the Merger Effective Time shall, without any action on the part of any holder of such LACQ Placement Warrant, be exchanged for a warrant issued by the Company (each, an “Exchange Placement Warrant”) which shall entitle the holder to purchase that number of Company Shares equal to the product obtained when (i) the number of shares of LACQ Common Stock which may be acquired upon exercise of such LACQ Placement Warrant, is multiplied by (ii) the Exchange Ratio in effect immediately prior to the Merger Effective Time, at a price per Company Share (in Dollars) equal to the amount by which (x) the exercise price (in Dollars) per share of LACQ Common Stock under such LACQ Placement Warrant, is divided by (y) the Exchange Ratio in effect immediately prior to the Merger Effective Time, and upon such exchange such LACQ Placement Warrant shall be cancelled. The total number of Exchange Placement Warrants received by any such holder shall consist of equal amounts of Class B Warrants, Series I, Class B Warrants, Series II and Class B Warrants, Series III.

Section 4.5    Withholding. The Depositary and each of LACQ, the Company, the Surviving Company and their respective Affiliates shall be entitled to deduct and withhold from any amounts payable to any Person under or in accordance with this Agreement or the Plan of Arrangement, and from any other consideration otherwise paid or delivered in connection with the Transactions, such amounts that they are required to deduct or withhold, or that they reasonably believe they are required to deduct or withhold, under the Code, the Tax Act or any applicable Law. To the extent that the Depositary, LACQ, the Company, the Surviving Company or their respective Affiliates withholds any such amounts with respect to any Person and properly remits such withheld

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amounts to the applicable Governmental Authority, such withheld amounts shall be treated as having been paid to or on behalf of such Person.

Section 4.6    Directors of the Company. Pursuant to and in accordance with the Plan of Arrangement, the board of directors of the Company shall be comprised of nine (9) individuals who shall be appointed as of the Closing as described on Schedule 4.6 of the Company Disclosure Schedules, and such individuals shall be the directors of the Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the disclosure schedules delivered by the Company and its Subsidiaries on the date of this Agreement (the “Company Disclosure Schedules”) (each section of which, subject to Section 12.8, qualifies (i) the correspondingly numbered and lettered representations in this Article V, and (ii) such other applicable representations in this Agreement as to which the disclosure on its face is reasonably apparent upon reading the disclosure contained in such Company Disclosure Schedule, without independent knowledge on the part of the reader regarding the matter disclosed, that such disclosure is responsive to such other section), the Company represents and warrants to LACQ as of the date of this Agreement as follows:

Section 5.1    Due Authorization.

(a)    The Company has all requisite corporate power and authority to execute and deliver this Agreement, each of the Ancillary Agreements to which it is, or will be, a party, and to consummate the Transactions and to perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement, each of the Ancillary Agreements to which it is, or will be, a party and the consummation of the Transactions have been or will be duly and validly authorized and approved by the Company’s board of directors, and no other corporate proceeding on the part of the Company is necessary to authorize this Agreement (other than in accordance with applicable Law, the Company’s articles of incorporation and bylaws and termination of the Legacy Shareholders Agreement). This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. Apart from the approval of the Arrangement Resolution by the Company Shareholders at the Company Special Meeting in accordance with the Interim Order, no vote or consent of the holders of any class or series of Equity Securities of the Company is required to approve this Agreement, the Ancillary Agreements or the Transactions.

(b)    On or prior to the date of this Agreement, the board of directors of the Company has duly adopted resolutions (i) approving this Agreement, each of the Ancillary Agreements to which it is, or will be, a party, and the Transactions and (ii) authorizing and approving the execution, delivery and performance of this Agreement, each of the Ancillary Agreements to which it is, or will be, a party and the Transactions.

(c)    Merger Sub has all requisite entity power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is, or will be, a party, and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance of this Agreement and such Ancillary Agreements by Merger Sub and the consummation of the Transactions have been duly and validly authorized by all requisite action, and no other company proceedings on the part of Merger Sub (other than the adoption of this Agreement by the Company in its capacity as the sole stockholder of Merger Sub, which adoption will occur immediately following execution of this Agreement (such adoption, the “Merger Sub Stockholder Approval”)) is necessary to authorize the execution, delivery or performance of this Agreement or such Ancillary Agreements. Assuming that this Agreement is, and each such Ancillary Agreement will be, a

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valid and binding obligation of the other parties hereto and thereto, this Agreement constitutes, and each such Ancillary Agreement will constitute, a valid and binding obligation of Merger Sub, enforceable in accordance with its terms, except as subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

Section 5.2    Governmental Authorities; Consents. No consent, waiver, approval or authorization of, or designation, declaration or filing with, notification to, or Permit of any Governmental Authority or other Person is required on the part of the Company or any of its Subsidiaries with respect to the Company’s execution or delivery of this Agreement, any Ancillary Agreement to which it is, or will be, a party, or the consummation of the Transactions, except for (a) the Company Shareholder Approval; (b) the Merger Sub Stockholder Approval; (c) those required in order to comply with the applicable requirements of the Competition Act or any other applicable Competition Laws; (d) the Gaming Authority Approvals; (e) any consents, approvals, authorizations, designations, declarations or filings, the failure of which to be obtained would not be, or would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole; and (f) as otherwise disclosed on Section 5.2 of the Company Disclosure Schedules.

Section 5.3    Corporate Organization and Qualification.

(a)    The Company is a corporation duly organized and validly existing under the Laws of its jurisdiction of incorporation or formation, and has all requisite power and authority to own, lease and operate its assets as now owned, leased and operated and to carry on its business as it is now being conducted. The Company has made available true and complete copies of the articles of incorporation and bylaws (“Governing Documents”) of the Company as amended through the date hereof, and each such Governing Document is in full force and effect. The Company is duly qualified or licensed to do business in and is in good standing in every jurisdiction in which its ownership or lease of property or the conduct of its business requires it to qualify, except where the failure to be so qualified or licensed or in good standing would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(b)    Merger Sub is a corporation duly organized and validly existing and in good standing under the Laws of Delaware, with full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

Section 5.4    Capitalization of the Company. The Company Shares (a true and complete listing of which is set forth on Section 5.4 of the Company Disclosure Schedules specifying (i) the names of all record holders and (ii) the number of issued and outstanding Company Shares held thereby) represent all the issued and outstanding Equity Securities of the Company, are fully paid, non-assessable and have been duly authorized and validly issued in compliance with all applicable Laws including, without limitation, applicable securities Laws and in compliance with the Governing Documents of the Company or any Contract to which the Company is a party, or by which it is bound.

Section 5.5    Subsidiaries. A complete list of each Subsidiary of the Company and such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable, is set forth on Section 5.5 of the Company Disclosure Schedules. The Company, directly or indirectly, owns all of the outstanding securities of each of its Subsidiaries, except as disclosed in Section 5.5 of the Company Disclosure Schedules. All of the issued and outstanding securities of each of the Company’s Subsidiaries are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive or other similar rights. The Company has made available true and complete copies of the Governing Documents of each Subsidiary, in each case, as amended through the date hereof, and each such Governing Document is in full force and effect. Each Subsidiary is an entity duly organized and validly existing under the Laws of its jurisdiction of formation and has all requisite power and authority to own, lease and operate its assets and to carry on its business as now being conducted. Each Subsidiary is duly qualified or licensed to do business in and is in good standing in every

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jurisdiction in which its ownership or lease of property or the conduct of its business requires it to qualify, except where the failure to be so qualified or licensed or in good standing would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Except for the direct or indirect Equity Securities in the Subsidiaries of the Company, neither the Company nor any Subsidiary thereof owns, directly or indirectly, any Equity Securities of any Person.

Section 5.6    Merger Sub Business Activities. Since its incorporation, Merger Sub has not conducted any business activities other than activities directed toward the accomplishment of the Transactions. Except as set forth in its Governing Documents, there is no agreement or commitment binding upon Merger Sub or to which Merger Sub is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Merger Sub or any acquisition of property by Merger Sub or the conduct of business by Merger Sub as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Company Material Adverse Effect. Merger Sub was formed solely for the purpose of effecting the Transactions and has not engaged in any business activities or conducted any operations other than in connection with the Transactions and has no, and at all times prior to the Merger Effective Time except as contemplated by this Agreement or the Ancillary Agreements, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.

Section 5.7    Capitalization of Subsidiaries. Except as set forth in the Legacy Shareholders Agreement, as in effect on the date hereof, or as set forth on Section 5.7 of the Company Disclosure Schedules: (a) there are no options, warrants, purchase rights, subscription rights, conversion privileges, exchange rights or pre-emptive rights or other rights, agreements, arrangements or commitments of a similar nature to which the Company or any of its Subsidiaries is bound relating to the outstanding or unissued share capital or other Equity Securities of such Company or Subsidiary or obligation to issue any Equity Securities of, or other equity interest in, the Company or any of its Subsidiaries or securities or obligations of any kind convertible into or exchangeable for any shares or other Equity Securities of the Company or any of its Subsidiaries; or (b) there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of the Company. There are no outstanding or authorized share appreciation, phantom stock, stock unit, phantom unit, profit participation or similar rights with respect to the share capital of, or other equity or voting interests in, the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any authorized or outstanding bonds, debentures, notes or other Indebtedness the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the stockholders of the Company or any of its Subsidiaries on any matter. There are no irrevocable proxies and no voting agreements with respect to any capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries.

Section 5.8    Contracts; No Defaults.

(a)    True and complete copies of all Material Contracts, including all amendments and modification thereof, have been made available to LACQ prior to the date hereof and are set forth on Section 5.8 of the Company Disclosure Schedules (in a manner corresponding with the enumerated categories of the definition of Material Contracts). With respect to all Material Contracts, (i) such Material Contracts are valid and binding obligations, on the one hand, of the Company or its Subsidiaries (as applicable), and on the other hand, to the knowledge of the Company, of the other party to such Material Contract, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general principles of equity; (ii) the Company and its Subsidiaries have materially performed all respective obligations required to be performed by it to date under the Material Contracts and neither the Company nor any Subsidiary is in material breach or material default under any Material Contract, nor, to the knowledge of the Company or its Subsidiaries, is there any event or condition that with the passage of time or the giving of notice or both would result in such a material breach or material default except, in each case, where the occurrence of such breach or default would not have, or would not reasonably be expected to be material to the Company and

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its Subsidiaries, taken as a whole; (iii) the Company and its Subsidiaries have performed in all material respects its respective obligations required to be performed by it to date under the Material Debt Contracts and neither the Company nor any Subsidiary is in breach or default under any Material Debt Contract, nor, to the knowledge of the Company or its Subsidiaries, is there any event or condition that with the passage of time or the giving of notice or both would result in or constitute a breach or default of or give rise to an event of default under such Material Debt Contract; and (iv) neither the Company nor any Subsidiary has received any notice (whether written or oral) of any material breach or material default under any Material Contract or with respect to any Material Debt Contract, any breach, default or event of default under such Material Debt Contract, nor, to the knowledge of the Company or its Subsidiaries, (A) has any such breach or default been alleged by the counterparty to such Material Contract or (B) does there exist any condition which with the passage of time or the giving of notice or both would result in such a material breach or material default under any such Material Contract by any other party to a Material Contract.

(b)    Section 5.8(b) of the Company Disclosure Schedules sets forth a true and complete list of the Company’s (i) top five (5) suppliers (“Material Suppliers”) (in terms of amounts paid by the Company and its Subsidiaries), on a consolidated basis, for the twelve (12) month period ended September 30, 2019 and (ii) the aggregate invoiced by such supplier during such period. The Company and its Subsidiaries have not received any notice of a material adverse change in the price of supplies or services provided by a Material Supplier or that any Material Supplier is materially reducing or will no longer sell such supplies or provide such services to the Company and/or its Subsidiaries at any time after the Closing Date on terms and conditions substantially the same as those used in its current sales to the Company and/or its Subsidiaries, subject to general and customary price increases.

Section 5.9    No Conflict. Except as set forth on Section 5.9 of the Company Disclosure Schedules, subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.2 of the Company Disclosure Schedules, the execution and delivery of this Agreement by the Company and the consummation of the Transactions by the Company and Merger Sub do not and will not (a) violate or conflict with any provision of, or result in the breach of, or default under the Governing Documents of the Company or any of its Subsidiaries, (b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or Governmental Order applicable to the Company or any of its Subsidiaries (nor, with respect to any Governmental Order, give any Person the right to obtain any relief or exercise any remedy thereunder), (c) except with respect to the Existing Debt Facilities, violate or conflict with any provision of, or result in the breach of, or default under, terminate, result in the termination of, accelerate the performance required by, or give rise to any increased, guaranteed, accelerated or additional rights or entitlements of any Person under any Contract, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective assets may be bound, (d) violate or conflict with any provision of, or result in the breach of, default under or accelerate the performance required by or the obligations under the Existing Debt Facilities, (e) result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, or constitute an event which, after notice or lapse of time or both, would result in any such violation, conflict, default, breach, termination or creation of a Lien, or (f) result in a violation or revocation of any required license, Permit or approval from any Governmental Authority or other Person applicable to the Company or any of its Subsidiaries, except, in the case of clauses (c) and (e), as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 5.10    Legal Compliance. Except with respect to (i) matters set forth on Section 5.10 of the Company Disclosure Schedules, (ii) compliance with Environmental Laws (as to which certain representations and warranties are made pursuant to Section 5.21), and (iii) compliance with Tax Laws (as to which certain representations and warranties are made pursuant to Section 5.15), the Company and its Subsidiaries are, and for the past three (3) years have been, in compliance with all applicable Laws, except where the failure to be in compliance with such Laws would not, individually or in the aggregate, be, or would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries are in

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good standing and in compliance with all Gaming Laws with respect to each Gaming Facility owned or operated thereby in each jurisdiction in which the Company or its Subsidiaries owns or operates such Gaming Facilities, except where the failure to be in compliance with such Gaming Laws would not, individually or in the aggregate, be, or would not reasonably be expected to be, material to the Company and its Subsidiaries, taken as a whole.

Section 5.11    Financial Statements. Section 5.11 of the Company Disclosure Schedules contains true, correct and complete copies of the following financial statements (collectively, the “Financial Statements”): (a) the audited consolidated financial statements of the Company and its Subsidiaries as of and for the years ended December 31, 2017, and December 31, 2018, which comprise the audited consolidated balance sheet as of December 31, 2017 and December 31, 2018, the audited consolidated statement of operations and comprehensive income (loss), the audited consolidated statements of changes in equity (deficiency) and the audited consolidated statement of cash flows for the years ended December 31, 2017 and December 31, 2018, in each case, together with the notes thereto and the auditor’s report thereon, and (b) the condensed consolidated interim balance sheet of the Company and its Subsidiaries at September 30, 2019 and the related condensed consolidated interim statements of operations and comprehensive (loss) income, and the condensed consolidated interim statements of changes in equity (deficiency) for the three (3) and nine (9) month periods ended September 30, 2019 and 2018, and the condensed consolidated interim statements of cash flows for the nine month periods ended September 30, 2019 and 2018, in each case, together with the notes thereto (the “Unaudited Financial Statements”). The Financial Statements are (x) based upon the information contained in the books and records of the Company, (y) were prepared in accordance with IFRS, consistently applied throughout the periods indicated (with only such deviations therefrom as indicated in the notes to the Financial Statements, and, in the case of the Unaudited Financial Statements, subject to the absence of notes and normal and recurring year-end audit adjustments (which are not material)), and (z) fairly presents, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended.

Section 5.12    Undisclosed Liabilities. Except as set forth on Section 5.12 of the Company Disclosure Schedules, as of the date of this Agreement, there is no liability of any nature against the Company or any of its Subsidiaries, taken as a whole, (whether contingent, accrued, absolute, known or unknown, required to be reflected or reserved against on the face of a balance sheet prepared in accordance with IFRS or otherwise), except for liabilities (i) reflected or reserved for on the balance sheet (including the notes thereto) included in the Unaudited Financial Statements, (ii) that have arisen since the date of the balance sheet included in the Unaudited Financial Statements in the ordinary course of business of the Company and its Subsidiaries, or (iii) which would not, or would not reasonably be expected to have, individually or in the aggregate, material impact on the financial position of the Company and its Subsidiaries, taken as a whole.

Section 5.13    Absence of Certain Changes. Except as set forth on Section 5.13 of the Company Disclosure Schedules, since December 31, 2018 (a) each of the Company and its Subsidiaries has carried on its business in the ordinary course of business in all material respects and there has not been a Company Material Adverse Effect, (b) none of the Company nor any of its Subsidiaries has suffered any material loss, damage, destruction or other casualty affecting any of its material properties or assets, whether or not covered by insurance, and (c) neither the Company nor any Subsidiary has taken action that, if taken subsequent to the execution of this Agreement and on or prior to the Closing Date, would constitute a breach of any covenant set forth in clauses (d), (f), (h), (i), (j)(ii), (q), and (r) of Section 7.1.

Section 5.14    Litigation and Proceedings. Except (i) as set forth on Section 5.14(a) of the Company Disclosure Schedules, (ii) Actions under Environmental Law (as to which certain representations and warranties are made pursuant to Section 5.21), and (iii) Actions relating to Taxes (as to which certain representations and warranties are made pursuant to Section 5.15), as of the date of this Agreement, there are no pending or, to the knowledge of the Company or its Subsidiaries, threatened, material lawsuits, actions, suits, judgments, claims or other proceedings at law or in equity (collectively, “Legal Proceedings”) against the Company or any of its Subsidiaries or, to the knowledge of the Company or its Subsidiaries, any of their respective directors, officers or

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employees (in their capacity as such). Except as set forth on Section 5.14(b) of the Company Disclosure Schedules, no investigations or other inquiries are pending or, to the knowledge of the Company or its Subsidiaries, threatened by any Governmental Authority, against the Company or any of its Subsidiaries, or, to the knowledge of the Company or its Subsidiaries, any of their respective officers, directors or employees (in their capacity as such), that individually or in the aggregate would reasonably be expected to be material to the Company and its Subsidiaries, individually or taken as a whole. Except as set forth on Section 5.14(c) of the Company Disclosure Schedules, there is no outstanding Governmental Order imposed upon the Company or any of its Subsidiaries; nor are any assets of the Company’s or its Subsidiaries’ respective business, bound or subject to any Governmental Order, that individually or in the aggregate would reasonably be expected to be material to the Company and its Subsidiaries, individually or taken as a whole. None of the non-monetary restrictions or obligations imposed on the Company and/or its Subsidiaries pursuant to any Material Settlement Agreement has had or would reasonably be expected to have a material and adverse impact on the operation of the business of the Company or Subsidiaries party to such Material Settlement Agreement.

Section 5.15    Taxes. Except as set forth on Section 5.15 of the Company Disclosure Schedules:

(a)    The Company and each of its Subsidiaries has: (A) duly and timely filed, or caused to be so filed, all material Tax Returns required to be filed by it (taking into account any valid extension of the due date for filing), other than those which have been administratively waived, and all such Tax Returns are true, complete and correct in all material respects; (B) paid on a timely basis, all material Taxes and all assessments and reassessments of material Taxes due and payable, other than Taxes which are being or have been contested in good faith and for which adequate accruals have been established in accordance with IFRS; (C) duly and timely withheld, or caused to be withheld, all material Taxes required by applicable Laws to be withheld by it, and duly and timely remitted, or caused to be remitted, in all material respects, such withheld amounts to the appropriate Governmental Authority as required by applicable Laws; and (D) duly and timely collected, or caused to be collected, any material sales or transfer Taxes, including GST/HST and PST, required by applicable Laws to be collected by it and duly and timely remitted, in all material respects, to the appropriate Governmental Authority any such amounts required by applicable Laws to be remitted by it.

(b)    There are no audits, investigations, proceedings, assessments or reassessments in progress (or any objections thereto), or to the knowledge of the Company or any of its Subsidiaries, pending or threatened by any Governmental Authority, and there are no ruling requests pending, with respect to Taxes against or with respect to the Company or any of its Subsidiaries or any assets thereof.

(c)    There are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any material amount of Taxes of, or the filing of any Tax Return or any payment of any material amount of Taxes by, the Company or any of its Subsidiaries.

(d)    No written claim has been made in the preceding three (3) years by any Governmental Authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(e)    Neither the Company nor any of its Subsidiaries is a party to any indemnification, allocation or sharing agreement with respect to Taxes, other than (i) agreements among the Company and its Subsidiaries set forth on Section 5.15(e) of the Company Disclosure Schedules or (ii) customary Tax indemnification or allocation provisions included in any ordinary course commercial agreement the primary subject of which is not Tax.

(f)    Neither the Company nor any of its Subsidiaries (i) is or has been a member of any consolidated, combined, unitary or similar group for purposes of filing any Tax Return or paying any Taxes (other than a group of which the Company or any Subsidiary is the common parent) or (ii) has any liability for the payment of Taxes of any Person as a successor or transferee.

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(g)    No material amount in respect of any outlay or expense that is deductible for the purposes of computing the income of the Company or any of its Subsidiaries for Tax purposes has been owing by the Company or any of its Subsidiaries, as the case may be, for longer than two (2) years to a Person not dealing at arm’s length (for the purposes of the Tax Act) with the Company or any of its Subsidiaries at the time the outlay or expense was incurred.

(h)    For purposes of the Tax Act, neither the Company nor any of its Subsidiaries has acquired material property from or disposed of material property to another Person with whom it was not dealing at arm’s length for consideration other than consideration equal to the fair market value of the property acquired.

(i)    The Company and each of its Subsidiaries that carries on business in Canada is duly registered under subdivision (d) of Division V of IX of the Excise Tax Act (Canada) for purposes of goods and services tax and harmonized sales tax (“GST/HST”) and under any similar provincial or territorial sales or transfer Tax statutes (“PST”) in respect of all provincial sales or Transfer Taxes which it is or has been required to collect, all input tax credits claimed by the Company and each such Subsidiary for GST/HST and PST purposes were calculated in accordance with applicable Laws in all material respects, and the Company and each such Subsidiary has in all material respects complied with all registration, reporting, payment, collection and remittance requirements in respect of GST/HST and PST.

(j)    None of sections 17, 79, 79.1, 80 to 80.04, inclusive, of the Tax Act (or any similar provision under any applicable Law) have applied or will apply to the Company or any of its Subsidiaries at any time up to and including the Closing Date.

(k)    Neither the Company nor any of its Subsidiaries have made (i) a capital dividend election under subsection 83(2) of the Tax Act in an amount which exceeds the amount in its “capital dividend account” at the time of such election, or (ii) an “excessive eligible dividend designation” as defined in subsection 89(1) of the Tax Act in respect of any dividends, paid or deemed by a provision of the Tax Act to have been paid, on any class of shares of its capital.

(l)    There are no Liens for Taxes (other than Permitted Liens) upon the assets of the Company or any of its Subsidiaries.

(m)    Neither the Company nor any of its Subsidiaries has claimed any reserve for Tax purposes in respect of any period ending prior to the Closing Date that would result in any amount being included in its income for a taxation year or period ending after the Closing Date.

(n)    Neither the Company nor any of its Subsidiaries has taken, or agreed to take, any action not contemplated by this Agreement and/or any Ancillary Agreements that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment. It is the present intention of the Company and each of its Subsidiaries to continue to operate at least at least one (1) significant historic business line of LACQ, or to use at least a significant portion of LACQ’s historic business assets in a business, in each case within the meaning of Treasury Regulations Section 1.368-1(d). To the knowledge of the Company and each of its Subsidiaries, no facts or circumstances could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.

Section 5.16    Intellectual Property.

(a)    Section 5.16 of the Company Disclosure Schedules sets forth an accurate listing of all Intellectual Property for which an application for registration is pending or has been obtained, that is owned by the Company or its Subsidiaries.

(b)    The Company and its Subsidiaries, the Company and its Subsidiaries hold valid rights to use all of the Intellectual Property as necessary for the current operation of the business of the Company and its Subsidiaries.

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The consummation of the Transactions shall not cause the loss of any Intellectual Property or any Intellectual Property Rights material to the business of the Company and its Subsidiaries, taken as a whole.

(c)    Except as set forth on Section 5.16(c) of the Company Disclosure Schedules, since December 31, 2018, neither the Company nor any of its Subsidiaries has received any written notice from any person that: (A) the past or present conduct by the Company or its Subsidiaries of their respective businesses or the use of Intellectual Property has resulted or shall result in the infringement or violation of any Intellectual Property Rights of any person; or (B) challenging the validity or ownership of any Intellectual Property.

(d)    Except as set forth Section 5.16(d) of the Company Disclosure Schedules, to the knowledge of the Company or its Subsidiaries, there is no claim pending or threatened by any Person: (i) to the effect that the past or present conduct the Company or any of its Subsidiaries of their respective businesses or their use of Intellectual Property infringes, violates or misappropriates any Intellectual Property Rights of any person; or (ii) challenging the validity or ownership of any Intellectual Property or Intellectual Property Rights.

(e)    There is no claim pending relating to any infringement by any Person of any Intellectual Property or Intellectual Property Rights owned or licensed by the Company or any of its Subsidiaries. To the knowledge of the Company and its Subsidiaries, neither the Intellectual Property nor the Intellectual Property Rights of the Company or its Subsidiaries are being or have been infringed, violated or misappropriated by any other Person.

Section 5.17    Real Property.

(a)    With respect to the Leased Real Property:

(i)    the Company or a Subsidiary (as applicable) has good leasehold title to all material Leased Real Property and, following the Closing Date, the Company or its Subsidiary (as applicable) shall have good and marketable leasehold title to all material Leased Real Property, free and clear of all Liens except for Permitted Liens;

(ii)    each of the lease agreements related to the Leased Real Property (the “Real Property Leases”) is valid, legally binding, enforceable in accordance with its terms and are in full force and effect, unamended by oral or written agreement, except as disclosed in writing. Neither the Company nor any of its Subsidiaries is in material breach of or material default under any of the Real Property Leases which is continuing beyond any applicable cure periods;

(iii)    all rental and other payments and other material obligations required to be paid and performed by the Company or any of its Subsidiaries pursuant to the Real Property Leases have been duly paid and performed in accordance with the terms thereof;

(iv)    (A) no counterparty to a Real Property Lease has repudiated or to the knowledge of the Company and its Subsidiaries has the right to terminate or repudiate any of the Real Property Leases or any provision thereof, except as any such right may be set out in the terms of the Real Property Leases or with respect to repudiations disclosed on Section 5.17(a) of the Company Disclosure Schedules, and (B) there is no ongoing material dispute under any Real Property Lease;

(v)    Section 5.17(a) of the Company Disclosure Schedules sets forth a complete and accurate list of all of the Real Property Leases, of which complete copies of applicable Real Property Leases or, if there is no written lease agreement, descriptions of the terms thereof, including all amendments thereof, have been disclosed in writing to LACQ;

(vi)    other than as set forth on Section 5.17(a) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries has granted to any Person any lease or other right relating to the use or possession of any material part of the Owned Real Property or the Leased Real Property;

(vii)    other than the Real Property Leases set out in Section 5.17(a) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is a party to any Real Property Lease as a tenant, subtenant or licensee in respect of any Leased Real Property; and

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(viii)    to the knowledge of the Company and its Subsidiaries, no party to any of the Real Property Leases is in material breach or material default thereunder.

(b)    With respect to the Owned Real Property, Section 5.17(b) of the Company Disclosure Schedules sets forth legal descriptions and municipal addresses of all Owned Real Property, together with the name of the Company or Subsidiary (as applicable) that is the owner thereof. The applicable Company or Subsidiary is the registered and beneficial owner of, and has good and marketable title in fee simple to, such Owned Real Property, subject only to Permitted Liens. Following the Closing Date, the applicable Company or Subsidiary shall be the registered and beneficial owner of, and will have good and marketable title in fee simple to, such Owned Real Property, free and clear of all Liens, except for Permitted Liens and any Liens listed on Section 5.17(b)(i) of the Company Disclosure Schedules.

(c)    Except for reasonable wear and tear, all buildings, structures, improvements and appurtenances owned, used or leased by the Company or its Subsidiaries situated on the Owned Real Property are in good operating condition and in a state of good maintenance and repair and are adequate and suitable for the purposes for which they are currently being used, and, to the knowledge of the Company and its Subsidiaries, are free of any structural defect.

(d)    Other than as included in the Permitted Liens or as set forth on Section 5.17(d) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries has granted to any Person any lease, license or other right relating to the use or possession of the Owned Real Property, the Leased Real Property or any part thereof.

(e)    To the knowledge of the Company or its Subsidiaries, the applicable Company or Subsidiary is not in default under any of its obligations arising out of any of the Permitted Liens.

(f)    Other than pursuant to the Casino Operating Agreements, there are no purchase contracts, options or other agreements of any kind, (i) whereby any person will have acquired or will have any right to acquire fee simple title to or ownership of all or any portion of the Owned Real Property, (ii) that would entitle or require the Company or any of its Subsidiaries to purchase or acquire any freehold or leasehold interest in any real properties other than the Owned Real Property or the Leased Real Property, or (iii) that would restrict the ability of the Company or any Subsidiary to complete the Transactions. All real property in which the Company or any Subsidiary has, or is in negotiations to acquire, an interest pursuant to or in connection with the Casino Operating Agreements, together with the relevant Material Contract is listed on Section 5.8 or Section 5.17(a) of the Company Disclosure Schedules, as applicable.

(g)    The current and proposed use (including, without limitation, any property under material renovation or development) by the Company or its Subsidiaries of each of the Real Properties is not in breach in any material respect of any applicable Laws or Material Permits.

(h)    To the knowledge of the Company, no encroachment of any part of any buildings, appurtenances or improvements constituting a part of the Real Property on real property owned or leased by a Person other than the Company or its Subsidiaries is in breach of any existing Permit or otherwise would give rise to material Legal Proceedings against the Company or any of its Subsidiaries.

Section 5.18    Personal Property.

(a)    With respect to the Owned Personal Property:

(i)    The Company or its Subsidiaries (as applicable) has good and marketable title to all Owned Personal Property, free and clear of any Liens other than Permitted Liens or as set forth on Section 5.18 of the Company Disclosure Schedules, except where the failure to have such title would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole; and

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(ii)    Other than pursuant to the Casino Operating Agreements, there are no outstanding options or rights of first refusal to purchase any of the material Owned Personal Property from the Company or any of its Subsidiaries or any portion thereof or interest therein.

(b)    With respect to the material Leased Personal Property:

(i)    the lease or sublease agreement, as each may have been amended or extended from time to time in accordance with its respective terms, as applicable, for such property is valid, legally binding, enforceable and in full force and effect and neither the Company nor any of its Subsidiaries is in material breach of or material default under any such lease or sublease;

(ii)    no third party has terminated or repudiated or, to the knowledge of the Company or its Subsidiaries, has the right to terminate or repudiate any applicable lease or sublease agreement (except in the ordinary course of business, for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in the lease or sublease) or any provision thereof; and

(iii)    none of the applicable leases or subleases have been assigned by the Company or any of its Subsidiaries in favor of any third party. To the knowledge of the Company or its Subsidiaries, no counterparty to any lease or sublease agreement referred to above is in material default thereunder, nor are there any Liens which shall survive Closing, other than Permitted Liens, on the leasehold or subleasehold of the Company or any of its Subsidiaries to any material Leased Personal Property.

(c)    Other than the Leased Personal Property and the Intellectual Property owned or used by the Company, the assets constituting the Owned Personal Property and the Leased Personal Property are all of the assets necessary for the Company and its Subsidiaries to carry on their respective businesses as presently conducted.

Section 5.19    Licenses, Permits and Authorizations. The Company and its Subsidiaries have obtained, and are (a) in compliance with, all Material Permits (other than Gaming Permits) required by applicable Laws necessary to engage in their respective businesses, as now conducted, except as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (b) in compliance in all material respects with all Gaming Permits, and in each case, subject to obtaining the Gaming Authority Approvals, no Material Permit will be impaired or otherwise adversely affected by the entering into of this Agreement or the consummation of the Transactions. The Company has delivered or made available to LACQ for inspection a true and correct copy of each Material Permit obtained or possessed by the Company and its Subsidiaries. No proceeding to modify, suspend, revoke, withdraw, terminate or otherwise limit any such Permit is pending, or, to the knowledge of the Company or its Subsidiaries, threatened and, to the knowledge of the Company or its Subsidiaries, there is no valid basis for any such proceeding. No administrative or governmental action or proceeding has been taken, or, to the knowledge of the Company or its Subsidiaries, threatened, in connection with the expiration, continuance or renewal of any such Permit, and, to the knowledge of the Company or its Subsidiaries, there is no valid basis for any such proceeding. There are no facts or circumstances, which if known to a Gaming Authority would be reasonably likely to result in the denial, revocation, limitation or suspension of a Gaming Permit. All Material Permits are valid and no Material Permit has lapsed, been cancelled, terminated or withdrawn.

Section 5.20    Insurance. The Company and each of its Subsidiaries are insured by reputable insurers. Except as set forth on Section 5.20 of the Company Disclosure Schedules, there are no outstanding or pending material Actions under any insurance policy of the Company or any of its Subsidiaries. Section 5.20 of the Company Disclosure Schedules sets forth all policies of insurance maintained by the Company and its Subsidiaries or under which their businesses is covered. All insurance policies maintained by the Company and its Subsidiaries are in full force and effect and are in good standing and neither the Company nor any of its Subsidiaries are in material default under the terms of any such insurance policies. All premiums on such policies have been paid, and the Company and its Subsidiaries are otherwise in compliance with the terms and provisions of such policies, except as would not have, or would not reasonably be expected to have, individually or in the

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aggregate, a Company Material Adverse Effect or result in the cancellation of, any such policy. Neither the Company nor any of its Subsidiaries has received either a written notice of or a written notice that would reasonably be expected to be followed by a written notice of cancellation or non-renewal of, any such policy. Section 5.20 of the Company Disclosure Schedules sets forth an accurate and complete list as of the date hereof of all material pending claims and the material claims history of the Company and its Subsidiaries since December 31, 2018, (including with respect to insurance obtained but not currently maintained).

Section 5.21    Environmental Matters. Except as set forth on Section 5.21 of the Company Disclosure Schedules:

(a)    The Company and its Subsidiaries are and have been for the past three (3) years in compliance in all materials respects with Environmental Laws, except where the failure to be in compliance with such Environmental Laws would not, individually or in the aggregate, be, or reasonably be expected to be, material to the Company or its Subsidiaries, taken as a whole.

(b)    To the knowledge of the Company and its Subsidiaries, there are no Hazardous Materials in, on or under any Real Property in quantities or under circumstances that would reasonably be expected to require material remedial action pursuant to applicable Environmental Law.

(c)    To the knowledge of the Company and its Subsidiaries, there has been no Release of any Hazardous Material by the Company or any of its Subsidiaries or by any other person, at any Real Property in quantities or under circumstances that would reasonably be expected to require material remedial action of the Real Property pursuant to applicable Environmental Laws.

(d)    There are no pending material Actions or, to the knowledge of the Company or its Subsidiaries, threatened Actions, against the Company or its Subsidiaries arising out of any Environmental Laws.

(e)    Neither the Company nor any of its Subsidiaries has received: (A) any written order or directive issued by a Governmental Authority pursuant to Environmental Law that requires any material work, repairs, construction or capital expenditures; or (B) any written demand or notice with respect to the material breach of any Environmental Law applicable to the Company or its Subsidiaries or the Company’s assets, including any regulations respecting the use, storage, treatment, transportation or disposition of Hazardous Materials, in the case of (A) and (B) that is outstanding as of the Closing Date.

(f)    The Company and its Subsidiaries are in possession of, and in compliance with, all Material Permits that are required under Environmental Law to own, lease, develop and operate the Company’s assets and to conduct their respective businesses, as now conducted.

(g)    Notwithstanding anything in this Agreement to the contrary, the representations and warranties made by the Company in this Section 5.21 are the sole and exclusive representations and warranties relating to any Environmental Law.

Section 5.22    Employment Matters.

(a)    Except as set forth on Section 5.22(a) of the Company Disclosure Schedules and pursuant to the Company’s long-term incentive program, as may be amended, or amended and restated or replaced from time to time, neither the Company or any of its Subsidiaries is a party to or bound by any Contract that obligates the Company or any of its Subsidiaries to pay any Company Employee any payment (including termination or severance payments) resulting from the change of control of the Company or its Subsidiaries or otherwise in connection with the Transactions.

(b)    Except in respect of Tax withholdings for Company Employees (as to which certain representations and warranties are made pursuant to Section 5.15) as set forth on Section 5.22(b) of the Company Disclosure

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Schedules, the Company and each of its Subsidiaries is and has been in compliance with all applicable Laws relating to employment and employment practices, including without limitation those regarding employment standards, accessibility, occupational safety and health, pay equity, labor relations, human rights, privacy, and workers’ compensation, except as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)    There is no material labor dispute, strike, picketing, slowdown, work stoppage lockout, material arbitration or material grievance, or other material labor dispute against or involving the Company or any of its Subsidiaries outstanding, pending or, to the knowledge of the Company or its Subsidiaries, threatened against the Company or any of its Subsidiaries.

(d)    Except as set forth in Section 5.22(d) of the Company Disclosure Schedules, and other than Actions for less than CAD$250,000 there is no ongoing litigation or, to the knowledge of the Company or its Subsidiaries, pending or threatened material litigation, against the Company or any of its Subsidiaries for wrongful dismissal or other labor or employment-related claims, including but not limited to complaints under applicable employment standards legislation, pay equity legislation, human rights legislation, labor relations legislation, or occupational health and safety legislation.

(e)    All contributions and premiums required to be paid to all statutory plans and all necessary and statutory withholdings which the Company and its Subsidiaries are required to comply with, including the Canada or Quebec Pension Plan and plans administered pursuant to applicable provincial health tax, workers’ compensation or workplace safety and insurance and employment insurance Laws, have been paid by the Company and its Subsidiaries, as applicable, in accordance with applicable law except as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 5.23    Collective Bargaining Agreements.

(a)    Except as set forth on Section 5.23(a) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is subject to any Collective Bargaining Agreements, certifications, interim certifications, or voluntary recognition agreements with any union, council of trade unions, employee bargaining agency, work council, or any other labor representative of any Company Employees. Neither the Company nor any of its Subsidiaries is in violation of any provision under any Collective Bargaining Agreement, except such violations as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)    Except as set forth on Section 5.23(b) of the Company Disclosure Schedules, there are no actual, or to the knowledge of the Company or its Subsidiaries, pending organizing activities of any union, council of trade unions, employee bargaining agency, work council, or any other labor representative to establish bargaining rights with respect to any Company Employees.

Section 5.24    Pension and Employee Benefits.

(a)    Section 5.24(a) of the Company Disclosure Schedules sets forth a true and correct list of all Company Plans. True and correct copies of the following, as applicable, have been made available to LACQ: (A) the texts of the Company Plans and all amendments thereto; (B) copies of all material correspondence in the past five (5) years with any Governmental Authority relating to a Company Plan; (C) the summary plan description or employee booklet for each Company Plan; (D) all trust agreements, funding agreements, participation agreements or insurance contracts relating to a Company Plan; (E) the most recent actuarial report, if any; (F) the most recent financial report, if any; and (G) the most recent determination letter from the IRS or evidence of registration under the Tax Act, if any.

(b)    All Company Plans are and have been established, registered (where required), administered and invested (where applicable) in all material respects: (A) in accordance with all applicable Laws; and (B) in

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accordance with their terms and (C) in accordance with any applicable Collective Bargaining Agreement. No fact or circumstance exists which could adversely affect the tax-preferred or tax-exempt status of any Company Plan or any related trust entitled to such status.

(c)    All current obligations of the Company or any of its Subsidiaries regarding the Company Plans have been satisfied in all material respects. All material contributions, premiums, payments or Taxes required to be made or paid by the Company or any of its Subsidiaries, as the case may be, under the terms of each Company Plan, any applicable Collective Bargaining Agreement, or by applicable Laws in respect of Company Plans have been made and/or accrued in a timely fashion in accordance therewith and with IFRS. Except as set forth on Section 5.24(c) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries has any obligations in respect of any defined benefit pension plans or Multiemployer Plans.

(d)    With respect to any Multiemployer Plan, the sole obligation of the Company or any of its Subsidiaries, as the case may be, is to make contributions in accordance with the applicable Collective Bargaining Agreement providing for participation in the Multiemployer Plan and neither the Company nor any Subsidiary has or has ever had any material liability with respect to any costs, expenses, benefits or investments associated with the maintenance or administration of any such Multiemployer Plan including any such liability relating to any past or future withdrawals from the Multiemployer Plan.

(e)    There does not now exist, nor do any circumstances exist that could result in, any Controlled Group Liability that would be a liability of the Company or any of its subsidiaries following the Closing. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries, nor any of their respective ERISA Affiliates, has engaged in any transaction described in Section 4069 or Section 4204 or 4212 of ERISA.

(f)    No notice of under-funding, non-compliance, or failure to be in good standing has been received by the Company or any of its Subsidiaries from any Governmental Authority in respect of any Company Plan, and there is no actual, threatened, pending or, to the knowledge of the Company or its Subsidiaries, anticipated action relating to a Company Plan.

(g)    Except as set forth on Section 5.24(g) of the Company Disclosure Schedule, no Company Plan provides post-retirement or post-employment health or other welfare benefits to or in respect of either the former employees or beneficiaries of the former employees of the Company or any of its Subsidiaries, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and its Subsidiaries.

(h)    Neither the execution and delivery of this Agreement nor the consummation of the Transactions will (either alone or in conjunction with any other event) result in, cause the accelerated vesting, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer or director of the Company or any of its Subsidiaries. To the extent applicable to a Company Plan, no amount that could be received (whether in cash or property or the vesting of property), as a result of the consummation of the Transactions, by any employee, officer, director, stockholder or other service provider of the Company or any Subsidiary would be subject to an excise tax under Section 4999 of the Code. Neither the Company nor any Subsidiary has any indemnity obligation for any Taxes imposed under Section 4999 or 409A of the Code.

Section 5.25    Brokers’ Fees. Except as set forth on Section 5.25 of the Company Disclosure Schedules (which fees shall be the sole responsibility of the Company), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by the Company, any of its Subsidiaries or any of their Affiliates. The Company has made available to LACQ the engagement letter for any Person identified on Section 5.25 of the Company Disclosure Schedules (which engagement letter is true, complete and unredacted) (the “Financial Advisor Engagement Letter”).

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Section 5.26    Anti-Corruption Compliance.

(a)    Except as set forth on Section 5.26 of the Company Disclosure Schedules, the operation of the Company and its Subsidiaries are and have been conducted at all times in compliance with all Anti-Money Laundering Laws and no action, suit or Legal Proceeding by or before any Governmental Authority or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or its Subsidiaries, threatened. None of (A) the Company or its Subsidiaries, (B) any director, officer or other affiliate of the Company or its Subsidiaries, and (C) to the knowledge of the Company or its Subsidiaries, any agent, employee or other representative of the Company or its Subsidiaries in its respective capacity as such, (i) is currently or has been subject to or the target of any sanctions administered by the U.S. Office of Foreign Assets Control of the U.S. Department of the Treasury or arising under any other Trade Control Laws, (ii) is organized in, resident of or located in a Sanctioned Country, or (iii) is engaged in any transactions with any individual or entity that is the subject or target of sanctions under applicable Trade Control Laws or with any Sanctioned Country.

(b)    Since January 1, 2018, none of the Company, its Subsidiaries nor any director or officer, or, to the knowledge of the Company or its Subsidiaries, nor any employee, agent or other person acting on behalf of the Company or its Subsidiaries has at any time: (i) used or is using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic governmental official from corporate funds; (iii) violated or is in violation of any provision of any applicable Anti-Corruption Laws or any other law, rule or regulation of similar purpose and scope; (iv) made (or established any source of funds for the making of) any unlawful bribe, rebate, gift, kickback, payoff, influence payment, kickback or other unlawful payment, in each case, regardless of form (any such payment, a “Prohibited Payment”), including any Prohibited Payment to any government official or employee, political party or official or candidate to unlawfully induce an act (or omission) or decision or secure an advantage for the Company, a Subsidiary thereof or their respective business or pay for an advantage already secured; (v) been subject to or notified of any investigation or other proceeding that has been filed, commenced or, to the knowledge of the Company or its Subsidiaries, threatened by any Governmental Authority with regard to any Prohibited Payment; or (vi) violated or been in violation of any other laws regarding use of funds for political activity or commercial bribery. The books of account and other financial records of the Company and its Subsidiaries are accurate, complete, represent bona fide transactions and have been maintained in accordance with sound business practices, including internal accounting controls of the Company and its Subsidiaries, which are adequate to detect any of the foregoing.

Section 5.27    Affiliate Transactions. Except as set forth in Section 5.27 of the Company Disclosure Schedules, there are no transactions, Contracts, agreements, arrangements or understandings or series of related transactions, Contracts, agreements, arrangements or understandings (each, an “Affiliate Transaction”), nor are there any of the foregoing currently proposed, that (if proposed but not having been consummated or executed, if consummated or executed) would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company has made available to LACQ copies of each Contract or other relevant documentation (including any amendments or modifications thereto) available as of the date of this Agreement with respect to each Affiliate Transaction.

Section 5.28    Operational Matters.

(a)    Customer Database. The Company’s Customer Database is designed to include such information as is permitted by applicable Laws and the relevant Gaming Authorities (in each applicable jurisdiction) for each listed player, customer or patron of the Company and/or its Subsidiaries. The Company also maintains a list of persons who, pursuant to applicable Law, cannot be sent marketing communications and has since December 31, 2018 been in compliance in all material respects will all Laws relating to electronic communications with the Company and its Subsidiaries’ customers. To the knowledge of the Company, none of the Company, its Subsidiaries, or their respective representatives have accessed or otherwise used the Company’s Customer

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Database other than in the ordinary course of business. None of the Company, its Subsidiaries or any of their Affiliates or representatives have licensed or made available any information in the Company’s Customer Database to any other Person, except for (i) third party vendors acting on behalf of the Company or any of its Subsidiaries, (ii) employees of the Company or its Subsidiaries accessing and using such Customer Database solely in the ordinary course of business and (iii) the Gaming Authorities. The Company’s Customer Database is not integrated in any way with the information technology systems of any other Person except for the Gaming Authorities.

(b)    Rewards Program. Other than as publicly available, the Company has set forth on Section 5.28 of the Company Disclosure Schedules (a) a description of the Company’s and its Subsidiaries’ players rewards programs available to its customers (such plans or programs, “Rewards Programs”); and (b) the amount of the Company’s unredeemed Rewards Program point liability as of October 31, 2019, including those resulting from all unredeemed gift certificates, discounts, free hotel stays, travel allowances and any other benefits provided to customers of the Company or its Subsidiaries pursuant to the Rewards Program or any other arrangement or Contract. Except for the Rewards Program, no Company or Subsidiary thereof has any loyalty, rewards or other guest benefit plans or programs available to customers of the Company or a Subsidiary thereof.

Section 5.29    Privacy and Security.

(a)    The Company and its Subsidiaries are in material compliance with, and since December 31, 2018, have materially complied with all Privacy Laws and their own published, posted and written internal agreements and policies relating to privacy, security, data collection, data sharing, direct marketing, consumer protection, location tracking, customer tracking, behavioral marketing and workplace privacy (“Privacy Contracts”). Since December 31, 2018, no material claims or investigations by any Governmental Authority or any third party have been asserted or threatened against the Company or any of its Subsidiaries by any Person alleging a violation of any Privacy Laws or Privacy Contracts or any unauthorized access, transmission or use of any Personal Information by such Company or any of its Subsidiaries. The Company’s and each of its Subsidiaries’ published privacy policies permit them to share all Personal Information with any successor to their business in connection with a strategic transaction. The Company and its Subsidiaries each take commercially reasonable steps to protect electronic communications channels and the Personal Information and transactions stored or contained therein or transmitted thereby, and since December 31, 2018, there have been no material breaches of the same.

(b)    The Company and each of its Subsidiaries, and each of their respective businesses, products and services, have taken commercially reasonable efforts to ensure that each of their respective third party payment processors are in material compliance with and at all times since December 31, 2018, have materially complied with all applicable requirements contained in the Payment Card Industry Data Security Standards (“PCI DSS”) relating to “cardholder data” (as such term is defined in the PCI DSS, as amended from time to time) with respect to all (if any) such cardholder data that has come into its possession.

(c)    Each of the Company and its Subsidiaries have taken commercially reasonable steps to ensure the overall security of the data it holds, including customer information, personal information of employees and staff members, confidential corporate information and trade secrets. To the knowledge of the Company, there have been no material data security incidents since December 31, 2018. The Company and its Subsidiaries each maintain a register of all material breaches of security safeguards that affect Personal Information (“Personal Information Breaches”). No Personal Information Breaches have been reported to any Governmental Authority since December 31, 2018 that would result in a Company Material Adverse Effect.

(d)    To the knowledge of the Company, the IT Systems used by each of the Company and Subsidiaries are sufficient in all material respects for the conduct of the business as currently conducted by the Company and Subsidiaries. To the knowledge of the Company, the Company has employed commercially reasonable anti-virus software designed to detect the introduction of viruses into any software owned by the Company.

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Section 5.30    Proxy Statement/Prospectus. None of the information relating to the Company or its Subsidiaries supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion in the Proxy Statement/Prospectus will, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to LACQ’s stockholders, at the time of the LACQ Special Meeting or at the Merger Effective Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.31    Form F-4. On the Arrangement Effective Date, the Form F-4 shall comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act. On the Arrangement Effective Date, the Form F-4 will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Form F-4 in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the LACQ specifically for inclusion in the Form F-4.

Section 5.32    First Nations. Except as set forth on Section 5.32 of the Company Disclosure Schedules:

(a)    To the knowledge of the Company, no material dispute between the Company or any Company Affiliate, on the one hand, and any First Nations Person, on the other hand, exists or is threatened with respect to any properties or operations of the Company or a Company Affiliate.

(b)    To the knowledge of the Company, no Gaming Authority is in discussions with, has any agreements with, or is in a dispute of any nature with, any First Nations Person regarding any of the properties or operations of the Company or any Company Affiliate that would result in a Company Material Adverse Effect, and no such discussion, agreement or dispute is anticipated by any Gaming Authority, the Company or any Company Affiliate.

(c)    The Company has provided LACQ and its representatives a copy of all Material Contracts between any First Nations and the Company, the Company Affiliates, the Gaming Authorities, or any of their respective representatives regarding the properties or operations of the Company or any Company Affiliate (collectively, “First Nations Correspondence”).

(d)    The Company is not aware of any material First Nations Interest in respect of any of the Real Property that is otherwise not public information.

(e)    To the knowledge of the Company, no consent of any First Nations Person is required in connection with the Transactions.

Section 5.33    No Additional Representations or Warranties. Except as provided in this Article V or any certificate or other document furnished or to be furnished to LACQ pursuant to this Agreement, neither the Company or its Subsidiaries, nor any of their respective Affiliates, nor any of their respective directors, officers, employees, shareholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to LACQ or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to LACQ or its Affiliates. Without limiting the foregoing, LACQ acknowledges that LACQ, together with its advisors, has made its own investigation of the Company and its Subsidiaries and is not relying on any implied warranties or upon any representation or warranty whatsoever as to the prospects (financial or otherwise) or the viability or likelihood of success of the business of the Company and its Subsidiaries as conducted after the Closing, as contained in any materials provided by the Company or any of its Affiliates or any of their respective directors, officers, employees, shareholders, partners, members or representatives or otherwise. For the purposes herein, any information provided to, or made available to, LACQ by the Company and its Subsidiaries shall include any and all information that may be contained or posted prior to 5:00 p.m. (Vancouver Time) two (2) Business Days prior to the execution of this Agreement in the electronic data room established by the Company or its representatives in connection with the Transactions.

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ARTICLE VI.

REPRESENTATIONS AND WARRANTIES OF LACQ

Except as set forth in (i) any LACQ SEC Reports (excluding any disclosures in any risk factors section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimer and other disclosures that are generally cautionary, predictive or forward-looking in nature), or (ii) in the disclosure schedules delivered by LACQ on the date of this Agreement (the “LACQ Disclosure Schedules”) (each section of which qualifies (x) the correspondingly numbered and lettered representations in this Article VI, and (y) such other applicable representations in this Agreement as to which the disclosure on its face is reasonably apparent upon reading the disclosure contained in such schedule, without independent knowledge on the part of the reader regarding the matter disclosed, that such disclosure is responsive to such other section or schedule), LACQ represents and warrants to the Company as of the date of this Agreement as follows:

Section 6.1    Due Authorization. LACQ has all requisite corporate power and authority to execute and deliver this Agreement, each of the Ancillary Agreements to which it is, or will be, a party, and to consummate the Transactions and to perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement, each of the Ancillary Agreements to which it is, or will be, a party and the consummation of the Transactions have been (i) duly and validly authorized and approved by the board of directors of LACQ and (ii) determined by the board of directors of LACQ as fair to, and in the best interests of, LACQ and its stockholders. No other corporate proceeding on the part of LACQ or is necessary to authorize this Agreement (other than the LACQ Stockholder Approval). The board of directors of LACQ has duly adopted resolutions to recommend adoption of this Agreement by the stockholders of LACQ. This Agreement has been duly and validly executed and delivered by LACQ, and this Agreement constitutes a legal, valid and binding obligation of LACQ, enforceable against LACQ in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

Section 6.2    Governmental Authorities; Consents. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person is required on the part of LACQ with respect to LACQ’s execution or delivery of this Agreement, Ancillary Agreement to which it is, or will be, a party or the consummation of the Transactions, except for (a) the LACQ Stockholder Approval, (b) applicable requirements of the Investment Canada Act, the Competition Act or any other applicable Competition Laws, (c) as otherwise disclosed on Section 6.2 of the LACQ Disclosure Schedules and (d) the Gaming Authority Approvals.

Section 6.3    Corporate Organization. LACQ is duly incorporated and is validly existing as a corporation in good standing under the Laws of its jurisdiction of organization or formation, and has the corporate power and authority to own or lease all of its properties and assets and to conduct its business as it is now being conducted. LACQ has made available true and correct copies of the LACQ Governing Documents, as amended through the date hereof, and each such organizational document is in full force and effect. LACQ is duly licensed or qualified and in good standing in every jurisdiction in which its ownership of property or the conduct of its business requires it to be so licensed or qualified, except where failure to be so licensed or qualified would not reasonably be expected to have an LACQ Material Adverse Effect.

Section 6.4    Capitalization of LACQ.

(a)    As of the date hereof, the authorized share capital of LACQ consists of (i) 100,000,000 shares of LACQ Common Stock, of which 23,876,251 shares are issued and outstanding as of the date of this Agreement, and (ii) 1,000,000 preferred shares (“LACQ Preferred Shares”) of par value $.0001 each, of which no shares are issued and outstanding as of the date of this Agreement ((i) and (ii) collectively, the “LACQ Securities”). As of immediately prior to Closing, there are no LACQ Preferred Shares issued and outstanding. All LACQ Securities have been duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all

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applicable state and federal securities Laws and are not subject to, or issued in violation of, any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the LACQ Governing Documents or any Contract to which LACQ is a party or otherwise bound.

(b)    The LACQ Warrants are exercisable for one share of LACQ Common Stock at an exercise price of eleven Dollars and fifty cents ($11.50) per share. As of the date hereof, 10,000,000 LACQ Public Warrants and 6,825,000 LACQ Placement Warrants are issued and outstanding. No LACQ Warrants are exercisable until the Closing. All outstanding LACQ Warrants have been duly authorized and validly issued, are fully paid and were issued in compliance with all applicable federal and state securities Laws and are not subject to, and were not issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the LACQ Governing Documents or any Contract to which LACQ is a party or by which it is bound. Except with respect to and in connection with any LACQ Share Redemptions, there are no outstanding Contracts of LACQ to repurchase, redeem or otherwise acquire any LACQ Securities.

(c)    Except for the LACQ Warrants and as set forth on Section 6.4(c) of the LACQ Disclosure Schedules, LACQ has not granted any outstanding options, stock appreciation rights, warrants, rights or other securities convertible into or exchangeable or exercisable for LACQ Securities, or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, for the repurchase or redemption of any LACQ Securities or the value of which is determined by reference to the LACQ Securities, and there are no Contracts to which LACQ is a party or otherwise bound of any kind which obligate LACQ to issue, purchase, redeem or otherwise acquire any of its LACQ Securities.

Section 6.5    LACQ Material Contracts. LACQ has performed all material obligations required to be performed by it to date under the LACQ Material Contracts and is not (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder in any respect, except for failures to perform or any such breach that would not have an LACQ Material Adverse Effect.

Section 6.6    Business Activities.

(a)    Since its incorporation, LACQ has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the LACQ Governing Documents, there is no agreement, commitment, or Governmental Order binding upon LACQ or to which LACQ is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of LACQ or any acquisition of property by LACQ or the conduct of business by LACQ as currently conducted or as contemplated to be conducted as of the Closing, except as would not have a LACQ Material Adverse Effect.

(b)    LACQ does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, LACQ has no interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

Section 6.7    No Conflict. Except as set forth on Section 6.7 of the LACQ Disclosure Schedules, and subject to the LACQ Stockholder Approval, the execution and delivery of this Agreement by LACQ and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of, or result in the breach of or default under the LACQ Governing Documents; (b) violate or conflict with any provision of, or result in the breach of or default under any applicable Law or Governmental Order (nor with respect to any Governmental Order, give any Person the right to obtain any relief or exercise any remedy thereunder), (c) violate or conflict with any provision of, or result in the breach of or default under any agreement, indenture or other instrument to which LACQ or any Subsidiary of LACQ is a party or by which LACQ or any Subsidiary of LACQ is bound, or terminate or result in the termination of any such agreement, indenture or instrument; or

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(d) result in the creation of any Lien upon any of the properties or assets of LACQ or any Subsidiary of LACQ or constitute an event that, after notice or lapse of time or both, would reasonably be expected to result in any such violation, conflict, default, breach, termination or creation of a Lien, except in the case of clauses (a) through (d), to the extent that the occurrence of the foregoing would not have, or would not reasonably be expected to have, individually or in the aggregate, an LACQ Material Adverse Effect.

Section 6.8    Litigation and Proceedings; Compliance with Laws. There are no pending or, to the knowledge of LACQ, threatened Legal Proceedings against LACQ or, to the knowledge of LACQ, any of its directors or executive officers (in their capacity as such), except those which would not have, or would not reasonably be expected to have, individually or in the aggregate, an LACQ Material Adverse Effect. There are no investigations or other inquiries pending or, to the knowledge of LACQ, threatened by any Governmental Authority, against LACQ, or, to the knowledge of LACQ, any of its executive officers or directors (in their capacity as such). There is no outstanding Governmental Order imposed upon LACQ; nor are any assets of LACQ’s business, bound or subject to any Governmental Order that, individually or in the aggregate, would reasonably be expected to have an LACQ Material Adverse Effect. LACQ is, and since the date of its incorporation has been, in compliance with all applicable Laws, except where the failure to be in compliance with such Laws would not reasonably be expected to have an LACQ Material Adverse Effect.

Section 6.9    Internal Controls; Listing; Financial Statements.

(a)    LACQ has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to LACQ, including its consolidated Subsidiaries, is made known to LACQ’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. LACQ has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) sufficient to provide reasonable assurance regarding the reliability of LACQ’s financial reporting and the preparation of LACQ’s Financial Statements for external purposes in accordance with GAAP.

(b)    Each director and executive officer of LACQ has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. LACQ has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(c)    Since December 1, 2017, LACQ has complied in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ. The issued and outstanding shares of LACQ Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ. There is no proceeding pending or, to the knowledge of LACQ, threatened against LACQ by NASDAQ or the SEC with respect to any intention by such entity to deregister the LACQ Common Stock or prohibit or terminate the listing of LACQ Common Stock on NASDAQ. LACQ has taken no action that is designed to terminate the registration of LACQ Common Stock under the Exchange Act.

(d)    The LACQ SEC Reports contain true and complete copies of the (i) audited consolidated balance sheet as of December 31, 2018, and statement of operations, cash flow and shareholders’ equity of LACQ for the period commencing from its date of incorporation through September 30, 2019, together with the auditor’s reports thereon, and (ii) unaudited consolidated balance sheet and statements of operations, cash flow and shareholders’ equity of LACQ for the periods ended September 30, 2019 ((i) and (ii) together, the “LACQ Financial Statements”). Except as disclosed in the LACQ SEC Reports, the LACQ Financial Statements present (i) fairly present in all material respects the consolidated financial position of LACQ and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended, (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and (iii) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof.

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(e)    The audited consolidated financial statements and unaudited consolidated interim financial statements of LACQ included or incorporated by reference in the LACQ SEC Reports fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of LACQ and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

Section 6.10    No Undisclosed Liabilities. There is no liability, debt or obligation of or claim or judgment against LACQ or any of its Subsidiaries, (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due), except for liabilities and obligations (a) reflected or reserved for on the financial statements or disclosed in the notes thereto included in the LACQ SEC Reports, (b) that have arisen since the date of the most recent balance sheet included in the LACQ SEC Reports in the ordinary course of the operation of business of LACQ, (c) which would not have, or would not reasonably be expected to have, individually or in the aggregate, an LACQ Material Adverse Effect or (d) as set forth on Schedule 6.10 of the LACQ Disclosure Schedules.

Section 6.11    Absence of Certain Changes. Since the date of LACQ’s incorporation, (a) there has not been any LACQ Material Adverse Effect and (b) except as set forth on Section 6.11 of the LACQ Disclosure Schedules, LACQ has, in all material respects, conducted its business and operated its properties in the ordinary course of business consistent with past practice.

Section 6.12    Taxes.

(a)    LACQ and each of its Subsidiaries has: (A) duly and timely filed, or caused to be so filed, all material Tax Returns required to be filed by it (taking into account any valid extension of the due date for filing) and all such Tax Returns are true, complete and correct in all material respects, (B) paid on a timely basis all material Taxes due and payable, other than Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP, (C) duly and timely withheld, or caused to be withheld, all material Taxes required by applicable Laws to be withheld by it, and duly and timely remitted, or caused to be remitted, in all material respects, such withheld amounts to the appropriate Governmental Authority as required by applicable Laws.

(b)    There are no audits, investigations, proceedings, assessments or reassessments in progress (or any objections thereto), or to the knowledge of LACQ or any of its Subsidiaries, pending, threatened or completed by any Governmental Authority, and there are no ruling requests pending, with respect to Taxes against or with respect to LACQ or any of its Subsidiaries or any assets thereof.

(c)    There are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any material amount of Taxes of, or the filing of any Tax Return or any payment of any material amount of Taxes by, LACQ or any of its Subsidiaries.

(d)    No written claim has been made by any Governmental Authority in a jurisdiction where LACQ or any of its Subsidiaries does not file Tax Returns that LACQ or such Subsidiary is or may be subject to taxation, or required to file any Tax Return in, such jurisdiction.

(e)    Neither LACQ nor any of its Subsidiaries is a party to any indemnification, allocation or sharing agreement with respect to Taxes, other than (i) any such agreement among LACQ and its Subsidiaries set forth on Schedule 6.12(e) of the LACQ Disclosure Schedules or (ii) any customary Tax indemnification or allocation provisions included in any ordinary course commercial agreement the primary subject of which is not Tax.

(f)    Neither LACQ or any of its Subsidiaries (i) is or has been a member of any consolidated, combined, unitary or similar group for purposes of filing any Tax Return or paying any Taxes (other than a group of which

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LACQ or any Subsidiary is the common parent) or (ii) has any liability for the payment of Taxes of any Person as a successor or transferee.

(g)    Neither LACQ or any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify for tax-free treatment under Section 355 of the Code.

(h)    There are no Liens for Taxes (other than Permitted Liens) upon the assets of the Company or any of its Subsidiaries.

(i)    LACQ has not taken, or agreed to take, any action not contemplated by this Agreement and/or any Ancillary Agreements that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment. LACQ operates at least one (1) significant historic business line within the meaning of Treasury Regulations Section 1.368-1(d). To the knowledge of LACQ, no facts or circumstances could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.

Section 6.13    Employee Matters; Benefits. LACQ does not have and has not ever had any employees. Other than reimbursement of any out-of-pocket expenses incurred by LACQ’s officers and directors in connection with activities on LACQ’s behalf in an aggregate amount not in excess of the amount of cash held by LACQ outside of the Trust Account, LACQ does not have any unsatisfied liability with respect to any director, officer, individual consultant or employee. LACQ does not maintain, sponsor or have any liability (contingent or otherwise) with respect to, any “employee benefit plan” as defined in Section 3(3) of ERISA or any other plan, policy, program or agreement providing compensation or other benefits to any current or former director, officer, individual consultant or employee, which are maintained, sponsored or contributed to by LACQ, any Subsidiary or any other trade or business that would be treated as a single employer with LACQ under Title IV of ERISA.

Section 6.14    Brokers’ Fees. Except fees described on Section 6.14 of the LACQ Disclosure Schedules (which fees shall be the sole responsibility of LACQ), no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by LACQ or any of its Affiliates.

Section 6.15    Anti-Corruption Compliance. Neither LACQ nor any director or officer, or, to the knowledge of LACQ, any employee, agents or other person acting on behalf of LACQ has at any time: (a) used or using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic governmental official from corporate funds; (c) violated or is in violation of any provision of any applicable Anti-Corruption Law; (d) made any Prohibited Payment; (e) been subject to or notified of any investigation or other proceeding that has been filed, commenced or, to the knowledge of LACQ, threatened by any Governmental Authority with regard to any Prohibited Payment; or (f) violated or been in violation of any other laws regarding use of funds for political activity or commercial bribery. The books of account and other financial records of the Company and its Subsidiaries are accurate, complete, represent bona fide transactions and have been maintained in accordance with sound business practices, including internal accounting controls of the Company and its Subsidiaries are adequate to detect any of the foregoing.

Section 6.16    Affiliate Transactions. Except as described in the LACQ SEC Reports or as relate to (a) payment of salary, benefits or other compensation for services rendered, (b) reimbursement for expenses incurred on behalf of LACQ or (c) with respect to any such Person’s ownership of LACQ Common Stock, there are no Contracts between LACQ, on the one hand, and, on the other hand, (i) any present or former manager, employee, officer or director of LACQ, (ii) Vora or any of its Affiliates, or (iii) any record or beneficial owner of more than five percent (5%) of the outstanding shares of LACQ Common Stock as of the date hereof.

Section 6.17    Investment Company Act; JOBS Act. LACQ is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the

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meaning of the Investment Company Act. LACQ constitutes an “emerging growth company” within the meaning of the JOBS Act.

Section 6.18    Indebtedness. LACQ has no Indebtedness except as set forth on Section 6.18 of the LACQ Disclosure Schedules.

Section 6.19    SEC Filings. LACQ has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed by it with the SEC since December 1, 2017 and made publicly available at least two (2) Business Days prior to the date of this Agreement, pursuant to the Exchange Act or the Securities Act (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “LACQ SEC Reports”). Each of the LACQ SEC Reports, as of the respective date of its filing, and as of the date of any amendment, complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder applicable to the LACQ SEC Reports. As of the respective date of its filing, the LACQ SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the LACQ SEC Reports.

Section 6.20    Trust Account. As of the date hereof, LACQ has at least $193,000,000 in the account established by LACQ for the benefit of its public stockholders at the Trustee (the “Trust Account”), such monies invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to that certain Trust Agreement, dated as of December 1, 2017, between LACQ and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified, except in so far as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally or by principals governing the availability of equitable remedies. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the LACQ SEC Reports to be inaccurate or that would entitle any Person (other than stockholders of LACQ holding LACQ Common Stock sold in LACQ’s initial public offering who shall have elected to redeem their shares of LACQ Common Stock pursuant to the LACQ Governing Documents) to any portion of the proceeds in the Trust Account. Prior to the Closing and except as permitted by the Trust Agreement, none of the funds held in the Trust Account may be released. There are no Legal Proceedings pending or, to the knowledge of LACQ, threatened with respect to the Trust Account.

Section 6.21    Title to Assets. Subject to the restrictions on use of the Trust Account set forth in the Trust Agreement, LACQ owns good and marketable title to, or holds a valid leasehold interest in, or a valid license to use, all of the assets used by LACQ in the operation of its business and which are material to LACQ, free and clear of any Liens (other than Permitted Liens).

Section 6.22    Proxy Statement/Prospectus. On the date first filed pursuant to section 14A of the Exchange Act, the Proxy Statement/Prospectus (or any amendment or supplement thereto) shall comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act. None of the information relating to LACQ or its Subsidiaries included in the Proxy Statement/Prospectus will, as of the date the Proxy Statement/Prospectus (or any amendment or supplement thereto) is first mailed to LACQ’s stockholders, at the time of the LACQ Special Meeting or at the Merger Effective Time, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that LACQ makes no representations or warranties as to the information contained in or omitted from the Form F-4 in reliance upon and in conformity with information furnished in writing to LACQ by or on behalf of the Company specifically for inclusion in the Form F-4.

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Section 6.23    Form F-4. None of the information relating to LACQ or its Subsidiaries supplied by LACQ, or by any other Person acting on behalf of LACQ, in writing specifically for inclusion in the Form F-4 will, as of the Arrangement Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 6.24    No Outside Reliance. Notwithstanding anything contained in this Article VI or any other provision hereof, LACQ acknowledges and agrees that neither the Company nor any of its Affiliates, agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given in Article V, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or any of its Subsidiaries, and LACQ specifically disclaims that it is relying upon or has relied upon any representations or warranties beyond those expressly given in Article V that may have been made by any Person, and acknowledges and agrees that the Company has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person; provided, however, the foregoing shall not relieve any party for any liability with respect to fraud.

Section 6.25    No Additional Representations or Warranties. Except as provided in this Article VI or any certificate or other document furnished or to be furnished to the Company pursuant to this Agreement, neither LACQ nor any of its respective Affiliates, nor any of their respective directors, officers, employees, shareholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to the Company or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Company or its Affiliates. Without limiting the foregoing, the Company acknowledges that the Company, together with its advisors, has made its own investigation of LACQ and is not relying on any implied warranties or upon any representation or warranty whatsoever as to the prospects (financial or otherwise) or the viability or likelihood of success of the business of LACQ as conducted after the Closing, as contained in any materials provided by LACQ or any of its Affiliates or any of their respective directors, officers, employees, shareholders, partners, members or representatives or otherwise.

ARTICLE VII.

COVENANTS OF THE COMPANY

Section 7.1    Conduct of Business. From the date of this Agreement through the earlier of the Closing or valid termination of this Agreement pursuant to Article XI, the Company and its Subsidiaries shall, except as otherwise contemplated by this Agreement (including, for the avoidance of doubt, as contemplated by the Plan of Arrangement), as provided on Schedule 7.1 of the Company Disclosure Schedules or as consented to by LACQ in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), operate its business in the ordinary course and substantially in accordance with past practice, including by continuing to pay accounts payable and other obligations in accordance with their terms and in a manner consistent in substantially all respects with past practice. Without limiting the generality of the foregoing, except as otherwise contemplated by this Agreement (including as set forth on Section 7.1 of the Company Disclosure Schedules) or as consented to by LACQ in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), the Company and its Subsidiaries shall not:

(a)    change or amend the articles of incorporation, bylaws or other Governing Documents of the Company or any of its Subsidiaries, except as required by Law;

(b)    (i) make or declare any dividend or distribution to the shareholders of the Company or make any other distributions in respect of any of the Company’s or any of its Subsidiaries’ capital stock, except for the declaration and payment of dividends by any of the Company’s wholly-owned Subsidiaries or as permitted under Section 7.2, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of the Company’s

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or any of its Subsidiaries’ capital stock, or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests or other Equity Securities of the Company or its Subsidiaries;

(c)    (i) materially and/or adversely modify, accelerate, waive or terminate (excluding any expiration in accordance with its terms) any Material Contract or any of the Company or its Subsidiary’s rights thereunder, (ii) enter into or materially and/or adversely modify, accelerate, waive or terminate (excluding any expiration in accordance with its terms) any Contract (A) with a term of longer than twelve (12) months that cannot be terminated without material penalty upon notice of ninety (90) days or less, and (B) if in effect on the date hereof would be a Material Contract, (iii) enter into or modify, accelerate, waive or terminate any First Nations Contract or (iv) enter into or materially and/or adversely modify, accelerate, waive or terminate (excluding any expiration in accordance with its terms) any Contract that if in effect on the date hereof would be required to be disclosed on Section 5.27 of the Company Disclosure Schedules;

(d)    except in the ordinary course of business, sell, assign, transfer, convey, lease, license, abandon or otherwise dispose of any material assets or properties;

(e)    except as otherwise required by Law, any Collective Bargaining Agreement or the existing Company Plans, (i) take any action with respect to the grant or increase of any severance, retention, change in control or termination or similar pay (ii) make any material change in the management structure of the Company or any of its Subsidiaries, including the promoting or hiring of employees or officers or the termination of existing Company Employees, other than termination of Company Employees for “cause” and hiring or promotions of non-officer employees in the ordinary course of business; (iii) terminate, adopt, supplement, renew, enter into or materially amend any Company Plan or any new arrangement that would be a Company Plan if it were in existence on the date of this Agreement, other than in the ordinary course of business or as required by any Collective Bargaining Agreement or Contract as in existence on the date hereof; (iv) increase the compensation, bonus opportunity or other remuneration benefits of any of the Company Employees, independent contractors or directors of the Company or its Subsidiaries (other than as contemplated under Section 5.7 of the Company Disclosure Schedules or increases in the ordinary course of business to any such individuals who are not directors or officers and whose annual compensation does not exceed CAD$200,000 pursuant to a bona fide arms’ length agreement in the ordinary course of business, not to exceed CAD$200,000 per individual or CAD$1,000,000 in the aggregate); (v) establish any trust or make any deposits or contributions of cash or other property to or take any other action to secure the payment of any compensation or benefits, other than in the ordinary course consistent with past practice; or (vi) take any action to accelerate the time of payment or vesting of any compensation or benefit;

(f)    directly or indirectly acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, any corporation, partnership, association or other business organization or division thereof;

(g)    make, enter into, forgive, renew or amend in any respect any loans or advances to any Person in excess of CAD$200,000, except for advances to employees or officers of the Company or any of its Subsidiaries for expenses incurred in the ordinary course of business and repaid prior to the Closing;

(h)    except in the ordinary course of business or as required by applicable Law or IFRS, (i) make a material change in any Tax or accounting methods, (ii) make, revoke or amend any material Tax election, (iii) enter into any material Tax closing agreement, (iv) settle or compromise any material Tax liability of the Company or any of its Subsidiaries, (v) make or surrender any right to claim a material refund of Taxes, (vi) consent to any waiver or extension of the statute of limitations applicable to any material Taxes or any material Tax Return or (vii) file any amended material Tax Return;

(i)    (i) incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Subsidiary or

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guaranty any debt securities of another Person, other than any Indebtedness or guarantee (x) incurred in the ordinary course of business in an aggregate amount not to exceed CAD$1,000,000, (y) incurred under and pursuant to that certain Credit and Guaranty Agreement, dated February 22, 2017, as amended and restated pursuant to an amendment and restatement agreement, dated March 13, 2018, among Gateway Casinos & Entertainment Limited, as borrower, Bank of Montreal, as administrative agent, BNY Trust Company of Canada, as collateral agent, the guarantors party thereto and the lenders party thereto from time to time, or (z) incurred between the Company and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries, or (ii) amend, modify, terminate or seek any waiver of any of the terms and conditions under any Material Debt Contract which would result in the Company’s ability to make a Permitted Distribution pursuant to Section 7.2 which otherwise would not have been permitted under Section 7.2 without such amendment, modification, termination or waiver;

(j)    (i) discharge any secured or unsecured obligation or liability (whether accrued, absolute, contingent or otherwise) which individually or in the aggregate exceeds CAD$1,000,000, except as otherwise contemplated by this Agreement or pursuant to any Material Debt Contract, or (ii) fail to pay, discharge, amend the terms of (including to expand or reduce flexibility under any restrictive payments basket or similar limitations), engage in any refinancing of or satisfy any obligation under the Existing Debt Facilities;

(k)    authorize for issuance, issue, transfer, grant, pledge, encumber, subject to any Lien, sell or deliver any Company Shares, other Equity Securities, Equity Securities exercisable for or convertible into Company Shares or call, subscription rights or other rights of any kind to acquire additional Equity Securities;

(l)    form or cause to be formed any new Subsidiary of the Company that is not a wholly-owned Subsidiary;

(m)    other than claims covered by insurance, waive, release, assign, settle, compromise or otherwise resolve any investigation, claim (excluding customer claims in the ordinary course of business that have not resulted in litigation), action, litigation or other Legal Proceedings, except where such waivers, releases, assignments, settlements or compromises involve only the payment of monetary damages (as well as related non-substantive incidental provisions and other remedies or obligations that are not material in the context of the applicable resolution) in any amount not in excess of CAD$1,000,000 individually, or CAD$5,000,000 in the aggregate;

(n)    (i) grant or acquire, agree to grant to or acquire from any Person a license or sublicense of any material Intellectual Property of the Company or any of its Subsidiaries or any of its Subsidiaries or of the business of the Company or any of its Subsidiaries, (ii) sell, transfer, dispose of, abandon, fail to maintain or permit to lapse any rights to any material Intellectual Property of the Company or any of its Subsidiaries or (iii) disclose any trade secrets to any third party that is not bound by a legally binding confidentiality obligation of customary duration with respect thereto;

(o)    [Intentionally Omitted.]

(p)    other than in the ordinary course of business, enter into, extend, amend or terminate any Collective Bargaining Agreement;

(q)    except as expressly contemplated by this Agreement, change any method of accounting, accounting practice or cash management method used by the Company or its Subsidiaries or change the certified public accountants currently engaged by the Company;

(r)    materially and adversely amend or modify or allow to lapse or consent to the termination of any Material Permit, including any Gaming Permits;

(s)    permit the lapse of any existing policy of insurance relating to the business or assets of the Company and its Subsidiaries unless such insurance policy is replaced with a policy that provides substantially similar coverage;

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(t)    take, agree to take, or fail to take, any action that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment; or

(u)    enter into any agreement, or otherwise become obligated, to do any action prohibited under this Section 7.1.

Section 7.2    Permitted Distributions. Notwithstanding anything to the contrary contained in this Agreement, but subject to the immediately following sentence, the Company shall be entitled to declare, between the date hereof and immediately prior to the Arrangement Effective Time, one or more distributions, whether by way of dividend, return of capital or otherwise, on the Company Shares payable in cash to the Existing Company Holders at such time (any such distributions, collectively, the “Permitted Distributions”), and the Company and its Subsidiaries may take whatever actions may be necessary to give effect to any such Permitted Distributions; provided, that, in no event shall the Company or its Subsidiaries make any such Permitted Distributions in violation of applicable Law, any order or any Material Contract (including, for the avoidance of doubt, the Existing Debt Facilities); provided, further, however, that subject to Section 9.4(d) and Section 8.3(b), nothing set forth in this Agreement shall prohibit the Company from declaring and making the Company Pre-Closing Distribution. Any Permitted Distributions shall not exceed the amount, if any, by which the cash of the Company and its Subsidiaries on a consolidated basis at the time such Permitted Distribution is declared would cause the Company to (i) be unable to pay the Company Transaction Expenses or any Shared Expenses incurred by the Company in accordance with Section 3.9, (ii) be in contravention of any applicable Law or (iii) violate or be unable to satisfy any restrictive covenants under any Material Debt Contract, the requirements of which and applicable current Company calculations are set forth on Section 7.2 of the Company Disclosure Schedules. For the avoidance of doubt, (i) notwithstanding that any Permitted Distribution may have been declared by the Company to Existing Company Holders prior to the Arrangement Effective Time, the Company need not pay such Permitted Distribution prior to the Arrangement Effective Time and shall be permitted to pay all or any portion of such Permitted Distribution after the Arrangement Effective Time, and (ii) notwithstanding that a Permitted Distribution may be paid following the Arrangement Effective Time, LACQ Stockholders shall not be entitled to any portion of such Permitted Distribution in respect of the Company Shares acquired by such LACQ Stockholders pursuant to this Agreement, and any such Permitted Distribution payable in respect of the Company Shares shall instead be payable solely to those Persons who held such Company Shares as at the record date established by the Company in respect of any such Permitted Distribution. The Company may take all such steps and do all such things as are necessary to give effect to the provisions of this Section 7.2, including the payment of any Permitted Distribution contemporaneously with or immediately following the Arrangement Effective Time (to the extent such Permitted Distribution or any portion thereof has not been paid prior to the Arrangement Effective Time).

Section 7.3    Inspection. Subject to the requirements of the Gaming Authorities and to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of the its Subsidiaries by third parties that may be in the possession of the Company or its Subsidiaries from time to time, and except for any information that is subject to attorney-client privilege or other privilege from disclosure (provided, that, to the extent possible, the parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such attorney-client privilege and complies with such requirements of the Gaming Authorities), the Company shall, and shall cause its Subsidiaries to, afford to LACQ and its accountants, counsel and other representatives, upon prior written notice, reasonable access (including for the purpose of coordinating transition planning for employees), during normal business hours, in such manner as to not unreasonably interfere with the normal operation of the Company and its Subsidiaries, to all of their respective properties, offices, facilities, books, contracts, commitments, Tax Returns, records and executive and other appropriate officers and employees of the Company and its Subsidiaries, and shall furnish such representatives with all financial, Tax and operating data and other information concerning the affairs of the Company and its Subsidiaries as LACQ or any such representatives may reasonably request upon prior written notice. All information obtained by LACQ and its representatives shall be subject to the Confidentiality Agreement.

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Section 7.4    The Company NYSE Listing. Prior to the Merger Effective Time, the Company shall prepare and submit to NYSE a listing application, if required under NYSE rules, covering the Company Shares and the Company Warrants (other than the Exchange Placement Warrants) and, from the date hereof through the Closing, the Company shall use commercially reasonable efforts to cause the Company Shares and Company Warrants (other than the Exchange Placement Warrants) to be approved for listing on NYSE as of the Closing Date.

Section 7.5    No LACQ Common Stock Transactions. From and after the date of this Agreement until the Merger Effective Time, except as otherwise contemplated by this Agreement, none of the Company, any of its Subsidiaries, or their respective officers, employees or controlling Affiliates, directly or indirectly, shall engage in any transactions involving the securities of LACQ without the prior consent of LACQ. The Company shall use commercially reasonable efforts to cause each of its Subsidiaries, and their respective officers, employees and controlling Affiliates to comply with the foregoing sentence.

Section 7.6    No Claim Against the Trust Account. The Company acknowledges and understands that LACQ has established the Trust Account for the benefit of LACQ’s public stockholders and that disbursements from the Trust Account are available only in limited circumstances. The Company acknowledges that if the Transactions are, or, in the event of termination of this Agreement, another Business Combination is, not consummated by April 5, 2020 or such later date as approved by the stockholders of LACQ to complete a Business Combination, LACQ will be obligated to return to its stockholders the amounts being held in the Trust Account. The Company (on behalf of itself and its Affiliates, directors, officers, employees, agents and other representatives) hereby irrevocably waives any and all right, title, interest, causes of action and claims of any kind or nature whatsoever in or to, and any and all right to seek payment of any amounts due to it out of, the Trust Account established for the benefit of the public stockholders of LACQ and into which substantially all of the proceeds of LACQ’s initial public offering have been deposited, and hereby irrevocably waives any claim it presently has or may have in the future as a result of, or arising out of, this Agreement or any Ancillary Agreement, which claim would reduce, encumber or otherwise adversely affect the Trust Account or any monies or other assets in the Trust Account, and further agrees not to seek recourse, reimbursement, payment or satisfaction of any claim against the Trust Account or any monies or other assets in the Trust Account for any reason whatsoever. Accordingly, the Company (on behalf of itself and its Affiliates, directors, officers, employees, agents and other representatives) hereby irrevocably waives any past, present or future claim of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and LACQ to collect from the Trust Account any monies that may be owed to them by LACQ or any of its Affiliates for any reason whatsoever, and will not seek recourse, reimbursement, payment of satisfaction of any claim against the Trust Account at any time for any reason whatsoever. This Section 7.6 shall survive the termination of this Agreement for any reason.

Section 7.7    Exclusivity. From the date hereof until the Closing, the Company shall not, and shall cause its Subsidiaries, officers, employees, managers, directors, and agents and shall direct its representatives, accountants, consultants, investment bankers, legal counsel and advisors not to, directly or indirectly, (a) solicit, initiate, knowingly encourage or discuss any offer, inquiry, proposal or indication of interest, written or oral, (whether binding or non-binding) from any Person (other than LACQ or its Affiliates in connection with the transactions contemplated hereby) relating to an Alternative Company Transaction (an “Alternative Transaction Proposal”), (b) initiate any discussions or negotiations with any Person with respect to, or provide any non-public information or data concerning the Company or any of its Subsidiaries to any Person relating to, an Alternative Transaction Proposal or afford to any Person access to the business, properties, assets or personnel of the Company or any of its Subsidiaries in connection with an Alternative Transaction Proposal, (c) enter into any acquisition agreement, business combination, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other Contract relating to an Alternative Transaction Proposal or accept any offer relating to an Alternative Transaction Proposal, (d) grant any waiver, amendment or release under any standstill or confidentiality agreement or the anti-takeover Laws of any state, (e) approve, endorse or recommend, or propose publicly to approve, endorse or recommend any Alternative Transaction Proposal or (f) otherwise furnish any information with respect to, assist or knowingly participate in

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or facilitate in any other manner any effort or attempt by any Person (other than LACQ or its Affiliates) to do or seek to do any of the foregoing. The Company shall notify LACQ promptly if any Person makes to the Company any Alternative Transaction Proposal, which notice shall include a copy of such Alternative Transaction Proposal (or, where such Alternative Transaction Proposal is not submitted by such Person in writing, a reasonably detailed description of the material terms and conditions of such Alternative Transaction Proposal). Upon the effectiveness of this Agreement, the Company shall immediately terminate all discussions and negotiations with any Persons related to an Alternative Company Transaction, and as promptly as practicable thereafter request that each such Person promptly return or destroy all confidential information concerning the Company and its Subsidiaries and the Company shall take all reasonable necessary actions to secure its rights and ensure the performance of any such Person’s obligations under any applicable confidentiality agreement. The Company shall notify LACQ promptly (but in any event within twenty-four (24) hours) if any Person makes to the Company an Alternative Transaction Proposal.

Section 7.8    Proxy Solicitation.

(a)    The Company shall deliver to LACQ, as promptly as practical following the date of this Agreement (and in any event no later than January 6, 2020), (x) any required audited financial statements, including consolidated balance sheets, statements of operations and comprehensive income (loss), statements of changes in equity (deficiency) and statements of cash flows of the Company and its Subsidiaries as of and for the years ended December 31, 2018 and December 31, 2017 and (y) any required interim unaudited financial statements, including consolidated balance sheets, statements of operations, statements of cash flow and statements of shareholders’ equity of the Company and its Subsidiaries as of and for the nine-month periods ended September 30, 2018 and September 30, 2019, in each case, prepared in accordance with IFRS and Regulation S-X. To the extent required under the Securities Act or the Exchange Act, the Company shall deliver to LACQ any additional required audited or interim unaudited financial statements. The Company shall be available to, and the Company and its Subsidiaries shall use reasonable best efforts to make their officers and employees available to, in each case, during normal business hours and upon reasonable advanced notice, LACQ and its counsel in connection with (i) the drafting of the Proxy Statement/Prospectus and (ii) responding in a timely manner to comments on the Proxy Statement/Prospectus from the SEC. Without limiting the generality of the foregoing, the Company shall reasonably cooperate with LACQ in connection with the preparation for inclusion in the Proxy Statement/Prospectus of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).

(b)    From and after the date on which the Proxy Statement/Prospectus is mailed to LACQ’s stockholders, the Company will give LACQ prompt written notice of any action taken or not taken by the Company or its Subsidiaries or of any development regarding the Company or its Subsidiaries, in any such case which is known by the Company, that would cause the Proxy Statement/Prospectus to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, that, if any such action shall be taken or fail to be taken or such development shall otherwise occur, LACQ and the Company shall cooperate fully to cause an amendment or supplement to be made promptly to the Proxy Statement/Prospectus, such that the Proxy Statement/Prospectus no longer contains an untrue statement of a material fact or omits to state to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, further, however, that no information received by LACQ pursuant to this Section 7.8 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the Company Disclosure Schedules.

Section 7.9    D&O Indemnification and Insurance.

(a)    From and after the Merger Effective Time, the Company agrees that it shall indemnify and hold harmless each present and former director and officer of LACQ (“D&O Indemnitees”) against any costs or

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expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Merger Effective Time, whether asserted or claimed prior to, at or after the Merger Effective Time, to the fullest extent that LACQ would have been permitted under applicable Law or the LACQ Governing Documents in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, for a period of six (6) years from and after the Closing Date, the Company shall cause the certificate of incorporation and the bylaws of the Surviving Company to contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses of present and former directors and officers of LACQ for periods at or prior to the Closing Date than are set forth in the LACQ Governing Documents as of the date of this Agreement.

(b)    Notwithstanding anything contained in this Agreement to the contrary, this Section 7.9 shall survive the consummation of the Transactions indefinitely and shall be binding, jointly and severally, on all successors and assigns of the Surviving Company and the Company. In the event that the Surviving Company or the Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Company or the Company, as the case may be, shall succeed to the obligations set forth in this Section 7.9.

Section 7.10    First Nations Correspondence Notice. From the date hereof until the Closing Date, the Company shall promptly notify LACQ of any First Nations Correspondence received or sent as well as written particulars of any material oral communications to, from or with any First Nations Person in respect of any current or planned operations of the Company or any Company Affiliate.

ARTICLE VIII.

COVENANTS OF LACQ

Section 8.1    No Solicitation by LACQ.

(a)    From the date hereof until the Closing Date or, if earlier, the termination of this Agreement in accordance with Article XI, LACQ shall not, and LACQ shall cause its officers, employees, managers, directors and agents and shall direct its representatives, accountants, consultants, investment bankers, legal counsel and advisors not to, directly or indirectly (i) initiate, solicit or knowingly encourage any inquiry or the making of any proposal or offer that constitutes a Business Combination Proposal, (ii) initiate any discussions or negotiations with any Person with respect to, or provide any non-public information or data concerning LACQ or any of its Subsidiaries to any Person relating to, a Business Combination Proposal or afford to any Person access to the business, properties, assets or personnel of LACQ in connection with a Business Combination Proposal, (iii) enter into any acquisition agreement, business combination, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other Contract relating to a Business Combination Proposal, (iv) grant any waiver, amendment or release under any standstill or confidentiality agreement or the anti-takeover Laws of any state, (v) approve, endorse or recommend, or propose publicly to approve, endorse or recommend any Business Combination Proposal or (vi) otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any Person to make a Business Combination Proposal. From and after the date hereof, LACQ shall and shall cause its officers and directors to, and LACQ shall instruct and cause LACQ’s representatives, its Subsidiaries and their representatives to, immediately cease and terminate all discussions and negotiations with any Persons that may be ongoing with respect to a Business Combination Proposal, and as promptly as practicable thereafter notify each such Person to the effect that LACQ is ending all discussions and negotiations with such Person with respect to any Business Combination Proposal, effective immediately, which notice shall

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also request such Person to promptly return or destroy all confidential information concerning LACQ and its Subsidiaries and LACQ shall take all reasonable necessary actions to secure its rights and ensure the performance of any such Person’s obligations under any applicable confidentiality agreement. Except as expressly permitted by this Section 8.1, from and after the date hereof until the Merger Effective Time, or, if earlier, the termination of this Agreement in accordance with Article XI, the LACQ board of directors or any committee thereof shall not (i) adopt, approve or recommend, or publicly propose to adopt, approve or recommend, any Business Combination Proposal, (ii) withdraw, change, qualify, withhold or modify, or publicly propose to withdraw, change, qualify, withhold or modify, in a manner adverse to the Company, the LACQ Board Recommendation, (iii) fail to include the LACQ Board Recommendation in the Proxy Statement, (iv) in the event a tender offer that constitutes a Business Combination Proposal subject to Regulation 14D under the Exchange Act is commenced, fail to recommend against such Business Combination Proposal in any solicitation or recommendation statement made on Schedule 14D-9 within ten (10) Business Days of such commencement, (v) approve, authorize or cause or permit LACQ or any of its Subsidiaries to enter into any merger agreement, acquisition agreement, letter of intent, memorandum of understanding or other similar agreement relating to any Business Combination Proposal, (vi) fail to publicly affirm the LACQ Board Recommendation within ten (10) Business Days following receipt of a written request to do so from the Company or (vii) resolve or agree to do any of the foregoing (any action set forth in the foregoing clauses (i) through (vii) of this sentence, a “Change of Board Recommendation”).

(b)    Notwithstanding anything contained in this Section 8.1 and subject to compliance with this Section 8.1, prior to receipt of the LACQ Stockholder Approval, LACQ and its representatives may furnish information regarding LACQ to, or enter into discussions or negotiations with any Person in response to a bona fide written Business Combination Proposal by such Person that did not result from a breach of this Section 8.1, which LACQ’s board of directors reasonably determines in good faith, after consultation with its financial advisor and outside legal counsel, constitutes, or is reasonably likely to result in, a Superior Business Combination Proposal (and is not withdrawn) if: (A) the board of directors of LACQ concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be a breach of the fiduciary duties of the board of directors of LACQ under applicable Laws; (B) at least five (5) Business Days prior to furnishing any such nonpublic information to, or entering into discussions with, such Person, LACQ gives the Company written notice of LACQ’s intention to furnish nonpublic information to, or enter into discussions with, such Person; (C) LACQ receives from such Person an executed confidentiality agreement containing provisions that are not less restrictive to such Person as those contained in the Confidentiality Agreement; and (D) contemporaneously with furnishing any such nonpublic information to such Person, LACQ furnishes such nonpublic information to the Company (to the extent such information has not been previously furnished by LACQ to the Company).

(c)    LACQ shall promptly (and in any event within twenty-four (24) hours) notify the Company orally and in writing of the receipt of any Business Combination Proposal, which notice shall include a copy of such Business Combination Proposal (or, where such Business Combination Proposal is not submitted by such Person in writing, a reasonably detailed written description of the material terms and conditions of such Business Combination Proposal). Without limiting the foregoing, LACQ shall keep the Company promptly informed (and in any event within twenty-four (24) hours) in all material respects of the status of, and any material communications relating to material changes to, such Business Combination Proposal (including any change in the price or other material terms thereof). LACQ shall not terminate, amend, modify, waive or fail to enforce any provision of any “standstill” or similar obligation of any Person unless its board of directors determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be reasonably expected to breach its fiduciary duties under applicable Law; provided, that LACQ promptly (and in any event within twenty-four (24) hours) advises the Company that it is taking such action. LACQ shall not enter into any agreement with any Person relating to a Business Combination Proposal (other than a confidentiality agreement of the type described in Section 8.1(b)) which has the effect of prohibiting LACQ or its representatives from communicating with, or providing any information or materials to, the Company in accordance with, or otherwise complying with this Section 8.1.

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(d)    Notwithstanding anything to the contrary contained in Section 8.1(a), if, in response to a bona fide written Business Combination Proposal made after the date of this Agreement and not withdrawn that did not result from a breach of this Section 8.1, LACQ’s board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Business Combination Proposal constitutes a Superior Business Combination Proposal, at any time prior to the receipt of the LACQ Stockholder Approval, (A) LACQ’s board of directors may effect a Change of Board Recommendation with respect to such Superior Business Combination Proposal and/or (B) the Company may terminate this Agreement pursuant to Section 11.1(c)(iv) in order to enter into a definitive written agreement with respect to such Superior Business Combination Proposal, in either case subject to the requirements of this Section 8.1(d). LACQ shall not be entitled to effect a Change of Board Recommendation pursuant to this Section 8.1(d) or terminate this Agreement pursuant to Section 11.1(c)(iv) unless:

(i)    the LACQ board of directors shall have determined in good faith, after consultation with its outside legal counsel, that the failure to take such action would reasonably be expected to be a breach of the directors’ fiduciary duties under applicable Law;

(ii)    LACQ shall have provided to the Company at least four (4) Business Days’ prior written notice (the “Notice Period”) of LACQ’s intention to take such actions, which notice shall include a copy of the definitive written agreement with respect to such Superior Business Combination Proposal and any other material documents with respect thereto;

(iii)    during the Notice Period, if requested by the Company, LACQ shall have, and shall have caused its Representatives to have, engaged in good faith negotiations with the Company and its representatives regarding any amendments or modifications to this Agreement proposed by the Company and intended to cause the relevant Business Combination Proposal to no longer constitute a Superior Business Combination Proposal; and

(iv)    following the end of such Notice Period, LACQ’s board of directors shall have considered in good faith any proposed amendments or modifications to this Agreement and the other agreements contemplated hereby that may be offered by the Company in writing (the “Proposed Changed Terms”) no later than 11:59 p.m., New York City time, on the last day of the Notice Period and shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, that such Business Combination Proposal would continue to constitute a Superior Business Combination Proposal if such Proposed Changed Terms were to be given effect and that the failure to make a Change of Board Recommendation with respect to such Superior Business Combination Proposal would reasonably be expected to breach the directors’ fiduciary duties under applicable Law.

In the event of any change to the price terms or any other material revision or material amendment to the terms of such Superior Business Combination Proposal, LACQ shall be required to deliver a new written notice to the Company and to again comply with the requirements of this Section 8.1(d) (which shall apply mutatis mutandis) with respect to such new written notice, except that references in this Section 8.1(d) to “four (4) Business Days” shall be deemed to be references to “two (2) Business Days”.

(e)    Nothing contained in this Section 8.1 shall prohibit LACQ’s board of directors from (i) disclosing to the LACQ Stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 and Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (ii) making any disclosure to the LACQ Stockholders if the LACQ board of directors determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would breach its fiduciary duties or violate applicable Law, provided that upon the written request by the Company following any disclosure specified in this Section 8.1(e), LACQ’s board of directors shall publicly reaffirm the LACQ Board Recommendation within three (3) Business Days following receipt of such request and a failure to do so shall be deemed to be a Change of Board Recommendation. The issuance by LACQ or the LACQ board of directors of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, shall not constitute a Change of Board Recommendation.

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(f)    LACQ acknowledges and agrees that any violation of the restrictions set forth in this Section 8.1 by any of its representatives shall be deemed to be a breach of this Section 8.1 by LACQ.

Section 8.2    LACQ Conduct of Business. From the date of this Agreement through the earlier of the Closing or valid termination of this Agreement pursuant to Article XI, LACQ shall, and shall cause its Subsidiaries to, except as contemplated by this Agreement, set forth in Section 8.2 of the LACQ Disclosure Schedules, or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), operate its business in the ordinary course and substantially in accordance with past practice. Without limiting the generality of the foregoing, except as contemplated by this Agreement, set forth in Section 8.2 of the LACQ Disclosure Schedules, or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), LACQ shall not, and LACQ shall cause its Subsidiaries not to, except as otherwise contemplated by this Agreement:

(a)    change or amend the certificate of incorporation, bylaws or other Governing Documents of LACQ or any of its Subsidiaries, except as otherwise required by Law and as approved by the LACQ Stockholders at the Extension Stockholders’ Meeting, any Additional Extension Meeting, or any LACQ Special Meeting;

(b)    (i) make or declare any dividend or distribution to the stockholders of LACQ or make any other distributions in respect of any of LACQ’s or any of its Subsidiary’s capital stock, except for dividends by any of LACQ’s wholly-owned Subsidiaries, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of LACQ’s or any of its Subsidiary’s capital stock or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests, warrants or other Equity Securities of LACQ, other than a redemption of shares of LACQ Common Stock made as part of the LACQ Share Redemption;

(c)    sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties;

(d)    acquire any assets or securities of, or make any equity investment in, another Person;

(e)    directly or indirectly acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof, or enter into a joint venture, strategic alliance, exclusive dealing, noncompetition or similar Contract;

(f)    make any material loans or material advances to any Person, except for advances to employees or officers of LACQ or any of its Subsidiaries for expenses incurred in the ordinary course of business;

(g)    except as required by applicable Law, (A) make a material change in any Tax or accounting methods, (B) make, revoke or amend any material Tax election, (C) enter into any material Tax closing agreement, (D) settle or compromise any material Tax liability of LACQ or any of its Subsidiaries, (E) make or surrender any right to claim a material refund of Taxes, (F) consent to any waiver or extension of the statute of limitations applicable to any material Taxes or any material Tax Return or (G) file any amended material Tax Return;

(h)    incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Subsidiary or guaranty any debt securities of another Person, other than any Indebtedness or guarantee (x) incurred in the ordinary course of business or (y) incurred between LACQ and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries;

(i)    (A) authorize for issuance, issue, sell or deliver any LACQ Securities or securities exercisable for or convertible into LACQ Securities or (B) grant any additional options, warrants or stock appreciation rights with respect to LACQ Securities not outstanding on the date hereof.

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(j)    waive, release, assign, settle, compromise or otherwise resolve any material investigation, claim (excluding customer claims in the ordinary course of business that have not resulted in litigation), action, litigation or other Legal Proceedings, except where such waivers, releases, assignments, settlements or compromises involve only the payment of monetary damages (as well as related non-substantive incidental provisions and other remedies or obligations that are not material in the context of the applicable resolution);

(k)    take, agree to take, or fail to take, any action that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment; or

(l)    enter into any agreement, or otherwise become obligated, to do any action prohibited under this Section 8.2.

Section 8.3    Trust Account.

(a)    Prior to or at the Closing (subject to the satisfaction or waiver of the conditions set forth in Article X), LACQ shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement for the following: (a) the redemption of shares of LACQ Common Stock pursuant to any LACQ Share Redemption; (b) the payment of the LACQ Transaction Expenses and Shared Expenses incurred by LACQ pursuant to Section 3.9; and (c) the balance of the assets in the Trust Account, if any, after payment of the amounts required under the foregoing clauses (a) and (b) (such balance, the “Trust Account Amount”), to be disbursed to LACQ or as LACQ may direct with the prior written consent of the Company.

(b)    Notwithstanding anything to the contrary in this Agreement, at least fifty percent (50%) of the Trust Account Amount shall be reserved for continuing use in the gaming business operated by the Company and its Subsidiaries (which use may include a loan to the Company or any Subsidiary (and, for the avoidance of doubt, any such loan proceeds may be applied to the repayment of Indebtedness of the Company or any Subsidiary)).

Section 8.4    Inspection. Subject to the requirements of confidentiality obligations and similar restrictions that may be applicable to information furnished to LACQ or any of its Subsidiaries by third parties that may be in the possession of LACQ or its Subsidiaries from time to time, and except for any information that is subject to attorney-client privilege or other privilege from disclosure (provided, that, to the extent possible, the Parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such attorney-client privilege), LACQ shall, and shall cause its Subsidiaries to, afford to the Company and its accountants, counsel and other representatives, upon prior written notice, reasonable access, during normal business hours, in such manner as to not unreasonably interfere with the normal operation of LACQ and its Subsidiaries, to all of their respective properties, offices, facilities, books, contracts, commitments, Tax Returns, records and executive and other appropriate officers and employees of LACQ and its Subsidiaries, and shall furnish such representatives with all financial, Tax and operating data and other information concerning the affairs of LACQ and its Subsidiaries as the Company or any such representatives may reasonably request upon prior written notice. All information obtained by the Company and its representatives shall be subject to the Confidentiality Agreement.

Section 8.5    LACQ NASDAQ Listing. From the date hereof through the Closing, LACQ shall use commercially reasonable efforts to ensure LACQ remains listed as a public company on, and for shares of LACQ Common Stock and LACQ Public Warrants to be listed on, NASDAQ.

Section 8.6    LACQ Public Filings. From the date hereof through the Closing, LACQ will use commercially reasonable efforts to keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Securities Laws.

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Section 8.7    Preparation of Proxy Statement; LACQ Special Meeting; LACQ Stockholder Approval.

(a)    Assuming the Company furnishes all necessary information to, and reasonably cooperates with, LACQ in the preparation of the Proxy Statement (and complies with its obligations under Section 7.8), LACQ shall file the Proxy Statement on Schedule 14A in accordance with the rules and regulations of the Exchange Act as promptly as practicable following the execution and delivery of this Agreement. LACQ agrees to include provisions in the Proxy Statement and to take reasonable action related thereto, with respect to (i) the adoption and approval of this Agreement, (ii) the approval of the Transactions (including the Merger), and (iii) approval of any other proposals reasonably agreed by LACQ and the Company to be necessary or appropriate in connection with the Transactions (collectively, the “Transaction Proposals”).

(b)    LACQ and the Company shall use reasonable best efforts to, as promptly as practicable (and in any event, within seven (7) Business Days after the SEC Clearance Date), (i) cause the Proxy Statement/Prospectus to be disseminated to LACQ’s stockholders in compliance with applicable Law, (ii) establish the record date for, duly call, give notice of, convene and hold the LACQ Special Meeting in accordance with the DGCL for a date no later than thirty (30) days following the SEC Clearance Date and (iii) solicit proxies from the holders of LACQ Common Stock to vote in favor of each of the Transaction Proposals. LACQ shall, through its board of directors, recommend to its stockholders that they approve the Transaction Proposals and shall include such recommendation in the Proxy Statement/Prospectus. Notwithstanding the foregoing provisions of this Section 8.7(b), if on a date for which the LACQ Special Meeting is scheduled, LACQ has not received proxies representing a sufficient number of shares of LACQ Common Stock to obtain the LACQ Stockholder Approval, whether or not a quorum is present, LACQ shall have the right to make one or more successive postponements or adjournments of the LACQ Special Meeting, provided that the LACQ Special Meeting (x) is not postponed or adjourned to a date that is more than 45 days after the date for which the LACQ Special Meeting was originally scheduled (excluding any adjournments or postponements required by applicable Law) and (y) is held no later than three (3) Business Days prior to the Outside Date.

Section 8.8    Takeover Statutes. If any state takeover Law or state Law that purports to limit or restrict business combinations or the ability to acquire or vote LACQ Securities (including any “control share acquisition,” “fair price,” “business combination” or other similar takeover Law) becomes or is deemed to be applicable to LACQ, the Company or Merger Sub, the Merger or any other Transactions, then LACQ and the board of directors of LACQ shall take all action reasonably available to render such Law inapplicable to the foregoing.

Section 8.9    Cooperation with Financing. LACQ shall, and shall use its commercially reasonable efforts to cause its advisors and representatives to, provide all cooperation reasonably requested by the Company to assist the Company in the arrangement, syndication, underwriting or placement, and obtaining of any equity or debt financing up to $100,000,000 in a transaction that does not in any manner involve, relate to or otherwise directly benefit Persons that are Affiliates of the Company (each, a “Financing”), including (i) participating in a reasonable number of meetings, drafting sessions, due diligence sessions, presentations, road shows and sessions with rating agencies and financing sources; (ii) participating in reasonable and customary due diligence; (iii) furnishing the Company and any financing sources, as promptly as reasonably practicable, with all financial statements and financial, legal and other pertinent information as may be reasonably requested by the Company to assist in the preparation of any financing or offering documents relating to any Financing (including, without limitation, furnishing and agreeing to disclose any information deemed to be material by the Company or its counsel in any offering memorandum, private placement memorandum or other similar document in connection with an offering of securities by the Company or any of its Subsidiaries); (iv) assisting in the preparation of customary materials for rating agency presentations, business projections, road show materials, pro forma financial statements and similar documents required in connection with any Financing; (v) cooperating with the Company’s counsel in connection with any legal opinions that such counsel may be required to deliver in connection with any Financings; (vi) assisting the Company in obtaining any corporate credit and family ratings from any ratings agencies, and any interest hedging arrangements, and any definitive financing documents or other certificates any documents as may be reasonably requested by the Company to facilitate any Financings;

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(vii) using commercially reasonable efforts to cause their independent accountants to provide assistance and cooperation in any Financing; and (viii) providing all documentation and other information about LACQ as is reasonably requested in writing by the Company in connection with any Financing that relates to applicable “know your customer” and anti-money laundering rules and regulations, including “FINCEN” (and similar beneficial ownership regulations) and the USA PATRIOT Act.

Section 8.10    Additional Extension Meeting.

(a)    If it appears, in LACQ’s reasonable judgment, that a Business Combination will not be consummated by the then applicable Business Combination Deadline, LACQ shall convene and hold one or more additional meetings of the LACQ Stockholders (each, an “Additional Extension Meeting”) for the purpose of extending the date by which LACQ is required to consummate a Business Combination; provided, however, that in no event shall the Business Combination Deadline be extended to a date later than the Outside Date. To the extent there is an Additional Extension Meeting, LACQ shall use commercially reasonable efforts to solicit proxies from the holders of LACQ Common Stock to vote in favor of the extension proposals presented in connection with such Additional Extension Meeting and the LACQ board of directors shall not withdraw, amend, qualify or modify its recommendation to the LACQ Stockholders that they vote in favor of such proposals.

(b)    To the extent there is an Additional Extension Meeting, LACQ agrees that it shall provide the holders of LACQ Common Stock the opportunity to elect redemption of such shares of LACQ Common Stock in connection with the Additional Extension Meeting, as required by the LACQ Governing Documents.

ARTICLE IX.

JOINT COVENANTS

Section 9.1    Regulatory Approvals; Third Party Consents.

(a)    Subject to the terms and conditions of this Agreement, LACQ and the Company, shall use their reasonable best efforts and shall reasonably cooperate and coordinate to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Law to consummate the Transactions, including (i) preparing and filing as promptly as practicable with any Governmental Authority, Gaming Authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, Permits, authorizations and other confirmations required to be obtained from any Governmental Authority, Gaming Authority or other third party that are necessary to consummate the Transactions, including as required pursuant to or in connection with the Regulatory Approvals or any Material Contract or Material Permit. For greater certainty, “reasonable best efforts” in respect of the ICA Approval shall include proposing and negotiating undertakings that may be necessary in order to obtain the ICA Approval on a timely basis, provided that any such action is conditioned upon the consummation of the Transactions.

(b)    In furtherance and not in limitation of the foregoing or in Section 9.1(j) below, LACQ and the Company shall, and shall cause their respective Affiliates, directors, managers, officers, employees, and agents, and shall direct all of their other representatives to (i) cause the preparation, delivery and filing of any other required filings, notifications, registrations, submissions or other materials pursuant to applicable Competition Laws as promptly as practicable after the date hereof and in any event within twenty (20) Business Days after the date hereof. Each of LACQ and the Company shall supply as promptly as practicable any additional information and documentary material that may be requested pursuant to any applicable Competition Laws and shall use commercially reasonable efforts to cause the expiration or termination of the applicable waiting periods under any applicable Competition Laws as soon as practicable and in any event prior to the Outside Date. Each of LACQ and the Company shall promptly inform the other party of any oral communication with, and provide copies of written communications with, any Governmental Authority regarding any such filings or any such

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transaction. Neither the Company nor LACQ shall independently participate in any formal meeting with any Governmental Authority in respect of any such filings, investigation, or other inquiry without giving the other party prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate. Subject to applicable Law, the Parties will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party relating to proceedings under any applicable Competition Laws.

(c)    In furtherance and not in limitation of the foregoing, as promptly as practicable after the date hereof, and in any event no later than twenty (20) Business Days from the date hereof unless otherwise agreed by the Parties, the Company and its Subsidiaries, with the full assistance of LACQ shall, and shall cause their respective Affiliates, directors, managers, officers, employees, and agents, and shall direct all of their other representatives to cause the preparation, delivery and filing of all materials and applications required to obtain the Gaming Authority Approvals that are required by the Company and its Subsidiaries in order to continue the operation of the Gaming Facilities owned, operated or controlled thereby (including those set forth on Section 5.2 of the Company Disclosure Schedules, each of which is a “Material Approval”). For clarity, the filings referenced in this subsection do not include any materials that a Gaming Authority requires to be filed following the initial applications and requests for consent submitted by the Company to such Gaming Authority, including all personal disclosure filings.

(d)    In furtherance of the foregoing, as promptly as practicable after the date hereof, and in any event no later than twenty (20) Business Days from the date hereof, unless the parties mutually agree to delay the filing or agree that a filing is not required under Part IV of the Investment Canada Act, LACQ shall prepare and submit an application for review pursuant to Section 17 of the Investment Canada Act in respect of this Agreement and Transactions and, contemporaneously therewith or promptly thereafter, shall submit proposed written undertakings to Her Majesty in right of Canada.

(e)    The Parties shall use reasonable best efforts to obtain the Competition Act Approval (if required) as promptly as practicable. If the Transactions require notice under section 114 of the Competition Act, LACQ shall promptly (and, in any event, within twenty (20) Business Days following the execution of this Agreement), file with the Competition Bureau a request for an advance ruling certificate under Section 102 of the Competition Act in respect of the Transactions. The applicable filing fee shall be paid 50% by LACQ and 50% by the Company. If the Competition Act Approval shall not have been obtained within twenty (20) days after the filing thereof, LACQ or the Company may at any time thereafter, acting reasonably, notify the other Party that it intends to file a notification pursuant to paragraph 114(1) of the Competition Act, in which case LACQ or the Company shall each file their respective notification pursuant to section 114(1) of the Competition Act as promptly as practicable but in any event within ten (10) Business Days following the date LACQ or the Company, as applicable, notified the other Party of its intention to file a notification.

(f)    Neither LACQ nor the Company shall extend or consent to any extension of any waiting period under the Competition Act or enter into any agreement with the Commissioner to not consummate the Transactions, except with the prior written consent of the other Party.

(g)    The Parties shall use their reasonable best efforts to obtain the Competition Act Approval as soon as reasonably practical and shall cooperate with each other in connection with the preparation and submission of all requests, filings, submissions, correspondence and communications of any material nature (including responses to requests for information and inquiries from the Commissioner or any representatives of the Competition Bureau) as may be or become necessary or desirable in connection with obtaining the Competition Act Approval, with the Company providing LACQ with such information as LACQ may reasonably request. All requests and inquiries from or on behalf of the Commissioner shall be dealt with by LACQ and the Company in consultation with each other. Each of the Parties shall, subject to Section 9.1(g)(iii):

(i)    promptly notify the other of written communications of any nature from or on behalf of the Commissioner relating to the Transactions and provide the other with copies thereof;

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(ii)    permit the other an advance opportunity to review and comment upon any proposed written communications of any nature with the Commissioner relating to the Transactions, consider in good faith the comments of the other Party, and provide the other with final copies thereof; and

(iii)    none of the Parties shall participate in any substantive meeting, communication or discussion (whether in person, by e-mail, telephone or otherwise) with or before the Commissioner or his staff in respect of any filing, review, investigation, request for information or inquiry concerning the Transactions unless it consults with the other Party in advance and gives the other Party the opportunity to attend and participate thereat (except where the Commissioner or his staff expressly requests that a Party should not be present at the meeting or discussion) and subject to Section 9.1(h).

(h)    Notwithstanding any provision in this Agreement, where a Party (in this Section 9.1(h) only, a “Disclosing Party”) is required under this Section 9.1(h) to provide information to the other Party (in this Section 9.1(h) only, a “Receiving Party”) that the Disclosing Party deems to be competitively sensitive information, the Disclosing Party may restrict the provision of such competitively sensitive information only to external legal counsel of the Receiving Party on the basis that such information will not be shared by the Receiving Party’s external legal counsel with any other Person except for a Governmental Authority, if required, provided that the Disclosing Party also provides the Receiving Party a redacted version of any such filing, submissions, correspondence or communications (including responses to requests for information and inquiries from a Governmental Authority) which does not contain any such competitively sensitive information.

(i)    If any objections are asserted or concerns expressed with respect to the transactions contemplated by this Agreement from any Governmental Authority (other than a Gaming Authority) or if any proceeding is instituted or threatened by any Governmental Authority (other than a Gaming Authority) or any private party challenging any of the Transactions as violative of any applicable Law (including any Competition Law), each Party shall, and shall cause its Subsidiaries to, use commercially reasonable efforts, to contest and defend any such claim, cause of action or proceeding to avoid entry of, or to have vacated, lifted, reversed, repealed, rescinded or terminated, any decree, order, judgment or injunction that prohibits, prevents or restricts consummation of the Transactions; provided, however, that if any such proceeding is instituted or threatened by a Gaming Authority or any such decree, order, judgment or injunction is instituted by a Gaming Authority, each Party shall take any and all actions necessary to contest and defend any such claim, cause of action or proceeding to avoid entry of, or to have vacated, lifted, reversed, repealed, rescinded or terminated, any decree, order, judgment or injunction that prohibits, prevents or restricts consummation of the Transactions.

(j)    With the exception of the ICA Approval (if required), and to the extent not prohibited by applicable Law, each Party shall: (i) cooperate with each other Party in connection with the preparation and submission of all applications, notices, filings, submissions, undertakings, correspondence and communications of any nature (including responses to requests for information and inquiries from any Governmental Authority) as may be or become necessary or desirable in order to obtain or otherwise pertaining to obtaining the Regulatory Approvals (including those described in clauses (b) and (c) above) in connection with the consummation of the Transactions; (ii) promptly inform of and furnish the other Party with copies of (A) any filing that such Party submits to any Governmental Authority and (B) any written or oral communication or correspondence (and in the case of oral communication, by furnishing a summary of such communication) received by that Party from or with any Governmental Authority in respect of obtaining or concluding the Regulatory Approvals and generally keep the other Party informed of the status of discussions relating to obtaining or concluding the Regulatory Approvals; (iii) use reasonable best efforts to respond promptly to any request or notice from any Governmental Authority requiring the Parties, or either of them, to supply additional information that is relevant to the review of the Transactions in respect of obtaining or concluding the Regulatory Approvals; (iv) to the extent practicable and except for Confidential Filings, permit the other Party to review in advance any proposed applications, notices, filings, submissions, undertakings, correspondence and communications of any nature (including responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding the Regulatory Approvals, and, to the extent practicable, shall provide the other Party a reasonable

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opportunity to comment thereon and agree to consider those comments in good faith; (v) except for Confidential Filings, promptly provide the other Party with any applications, notices, filings, submissions, undertakings, correspondence and communications of any nature (including responses to requests for information and inquiries from any Governmental Authority) that were submitted to a Governmental Authority in respect of obtaining or concluding the Regulatory Approvals; and (vi) not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with a Governmental Authority in respect of obtaining or concluding the Regulatory Approvals unless (A) such meeting or discussion is expected to include substantive discussion of a Confidential Filing or (B) the Party consults with the other Party in advance and gives the other Party the opportunity to attend and participate thereat. Notwithstanding anything in this Agreement to the contrary, no Party shall be obligated to share (x) any filings or other written materials that include individual personal background and financial information or non-public financial information regarding the Company or LACQ or (y) any communications with a Governmental Authority pertaining to any such information or matters in clause (x); provided, that to the extent the relevant portions of such communications can be reasonably redacted, then such party shall be obligated to share redacted copies of such communications in accordance with this Section 9.1(j). In furtherance of the foregoing, LACQ shall furnish to the Company such information and assistance as the Company may reasonably request in order to prepare any notification, application, filing or request to, or response to a request from, a Governmental Authority; provided, however, that all filings required for the purpose of obtaining the Material Approvals (the “Confidential Filings”) shall be prepared and submitted to the applicable Gaming Authority by the Company in confidence and shall not be provided to any other Party, subject to any decision of the Company to the contrary.

(k)    With respect to the ICA Approval (if required), the Company shall supply as promptly as practicable any information and documentary material that LACQ may reasonably request in connection with obtaining the ICA Approval. LACQ shall use reasonable best efforts to respond promptly to any request or notice from the Minister of ISED or Minister of Heritage requiring LACQ to supply additional information that is relevant to the review of the Transactions in respect of obtaining ICA Approval.

Section 9.2    Form F-4.

(a)    As promptly as practicable following the execution and delivery of this Agreement, LACQ and the Company shall use reasonable best efforts to prepare and mutually agree upon (such agreement not to be unreasonably withheld or delayed), and the Company shall file with the SEC, the Form F-4.

(b)    Each of LACQ and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed), any response to comments of the SEC or its staff with respect to the Form F-4 and any amendment to the Form F-4 filed in response thereto. If LACQ or the Company becomes aware that any information contained in the Form F-4 shall have become false or misleading in any material respect or that the Form F-4 is required to be amended in order to comply with applicable Law, then (i) such Party shall promptly inform the other Party and (ii) LACQ, on the one hand, and the Company, on the other hand, shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) an amendment or supplement to the Form F-4. Each of the Company and LACQ shall provide the other Party with copies of any written comments, and shall inform the other Party of any oral comments, that the Company or LACQ receives from the SEC or its staff with respect to the Form F-4 promptly after the receipt of such comments and shall give the other Party a reasonable opportunity to review and comment on any proposed written or oral responses to such comments prior to responding to the SEC or its staff. LACQ and the Company shall use reasonable best efforts to cause the Form F-4 to be declared effective as promptly as practicable after it is filed with the SEC and to keep the Form F-4 effective through the Closing in order to permit the consummation of the Transactions.

Section 9.3    Support of Transaction. Without limiting any covenant contained in Article VII or Article VIII, LACQ and the Company shall each, and shall each cause their respective Subsidiaries to: (a) use commercially reasonable efforts to assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and

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regulatory consents required to be obtained in connection with the Transactions, (b) use commercially reasonable efforts to obtain all material consents, Permits and approvals of third parties that any of LACQ, the Company or their respective Affiliates are required to obtain in order to consummate the Transactions on mutually acceptable terms, and (c) take such other action as may reasonably be necessary or as another party may reasonably request to satisfy the conditions of Article X or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable. Upon reasonable prior notice, the Company shall make employees of the Company available to participate in and assist LACQ in LACQ’s preparation of customary materials for meetings with potential investors and other Persons.

Section 9.4    Tax Matters.

(a)    Each of the Company, LACQ and Merger Sub (i) agree that (x) the Transactions (including the exchange of LACQ Common Stock pursuant to Section 4.1) shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (y) the exchange of LACQ Warrants for Exchange Warrants pursuant to Section 4.4 shall not be taxable for U.S. federal income tax purposes, and (z) except to the extent any U.S. person that owns five percent (5%) or more of LACQ (within the meaning of Treasury Regulations Section 1.367(a)-3(b)(1)) has not entered into a “gain recognition agreement” within the meaning of Treasury Regulations Sections 1.367(a)-3(b)(1) and 1.367(a)-8, the Transactions shall not be taxable pursuant to Section 367 of the Code or Treasury Regulations promulgated thereunder (clauses (x) through (z) above, collectively, the “Intended Tax Treatment”), (ii) shall use its commercially reasonable efforts to cause the Transactions to qualify for the Intended Tax Treatment, and (iii) shall file all Tax Returns consistent with, and take no position inconsistent with, the Intended Tax Treatment unless otherwise required by a final “determination” within the meaning Section 1313(a) of the Code. Each Party agrees to promptly notify all other Parties of any challenge to the Intended Tax Treatment by any Governmental Authority.

(b)    The Company, LACQ and Merger Sub hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

(c)    The Company shall continue (i) to operate (or cause one or more of its Subsidiaries to operate) at least one (1) significant historic business line of LACQ, or (ii) to use at least a significant portion of LACQ’s historic business assets in a business, in each case within the meaning of Treasury Regulations Section 1.368-1(d); provided, however, that the Company or any of its Subsidiaries may transfer LACQ’s historic business assets to a corporation that is a member of the Company’s “qualified group” within the meaning Treasury Regulations Section 1.368-1(d)(4)(ii).

(d)    Neither the Company nor any of its Subsidiaries shall transfer or distribute any assets or stock of LACQ, the Merger Sub or the Surviving Company if such transfer or distribution would not satisfy the requirements of Treasury Regulation Section 1.368-2(k)(1)(i) or (ii).

(e)    Notwithstanding anything to the contrary contained herein, Transfer Taxes payable as a result of the consummation of the Transactions shall be borne by the Company. The Company and LACQ shall reasonably cooperate in the preparation and filing of any Tax Returns required to be filed with respect to such Transfer Taxes, including joining in the execution of any such Tax Return if required by applicable Law; provided, however, that any costs associated with such cooperation shall be borne by the Company.

(f)    The covenants contained in this Section 9.4, notwithstanding any provision elsewhere in this Agreement, shall survive in full force and effect indefinitely.

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ARTICLE X.

CONDITIONS TO OBLIGATIONS

Section 10.1    Conditions to Obligations of All Parties. The obligations of the Parties hereto to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any or more of which may be waived in writing by all the Parties:

(a)    The LACQ Stockholder Approval shall have been obtained;

(b)    The Company Shareholder Approval shall have been obtained;

(c)    The Final Order shall have been obtained and shall not have been set aside;

(d)    All waiting periods under any applicable Competition Laws applicable to the Merger shall have expired or been terminated;

(e)    Each of the Permits, Regulatory Approvals and other third party consents or approvals set forth on Section 5.2 of the Company Disclosure Schedules, in each such case, shall have been obtained, procured or made, as applicable, and are so obtained, procured or made without the imposition of a Burdensome Condition;

(f)    There shall not be in force any Governmental Order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions;

(g)    The Form F-4 shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC which remains in effect with respect to the Form F-4, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

(h)    The Company Shares and Company Warrants (other than the Exchange Placement Warrants) shall have been approved for listing on NYSE, subject only to official notice of issuance thereof; and

(i)    the Ancillary Agreements shall have been duly executed by the parties thereto and remain in full force and effect.

Section 10.2    Conditions to Obligations of the Company and Merger Sub. The obligations of the Company and Merger Sub to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by both the Company and Merger Sub:

(a)    (i) each of the representations and warranties of LACQ contained in Sections 6.1, 6.3, 6.4, 6.14 and 6.20 (the “LACQ Fundamental Representations”) shall be true and correct in all material respects, except for Section 6.4 and Section 6.20, which shall be true and correct in all but de minimis respects, in each case as of the Closing Date, as if made anew at and as of that time, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date and (ii) each of the representations and warranties of LACQ contained in this Agreement other than the LACQ Fundamental Representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect and LACQ Material Adverse Effect or any similar qualification or exception) shall be true and correct as of the Closing Date, as if made anew at and as of that time, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for, in each case, as would not have a LACQ Material Adverse Effect;

(b)    the covenants of LACQ to be performed as of or prior to the Closing shall have been performed in all material respects;

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(c)    LACQ shall have delivered to the Company a certificate signed by an officer of LACQ, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 10.2(a), Section 10.2(b) and Section 10.2(d) have been fulfilled;

(d)    since the date of this Agreement through the Closing Date, there shall not have been any LACQ Material Adverse Effect;

(e)    The Pre-Closing Transactions shall have been completed;

(f)    following payment by LACQ to its stockholders who have validly elected to have their shares of LACQ Common Stock redeemed for cash pursuant to the LACQ Governing Documents as part of a LACQ Share Redemption, the amount of immediately available cash in the Trust Account shall be no less than the greater of (i) $15,000,000 and (ii) the aggregate amount of LACQ Transaction Expenses; and

(g)    LACQ shall have made all necessary arrangements with the Trustee to have the funds contained in the Trust Account disbursed or available to LACQ, in accordance with the Trust Agreement and this Agreement, immediately prior to the Closing, and all such funds released from the Trust Account to LACQ shall be available to LACQ (and, following the Merger, the Surviving Company).

Section 10.3    Conditions to Obligations of LACQ. The obligations of LACQ to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by LACQ:

(a)    (i) each of the representations and warranties of the Company contained in Sections 5.1, 5.3, 5.4, 5.5, 5.7 and 5.25 (collectively, the “Fundamental Representations”) shall be true and correct in all material respects, except for Section 5.4, which shall be true and correct in all but de minimis respects, in each case as of the Closing Date, as if made anew at and as of that time, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date and (ii) each of the representations and warranties of the Company contained in this Agreement other than the Fundamental Representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect and Company Material Adverse Effect or any similar qualification or exception) shall be true and correct as of the Closing Date, as if made anew at and as of that time, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date, except for, in each case, as would not have a Company Material Adverse Effect;

(b)    the covenants of the Company to be performed as of or prior to the Closing shall have been performed in all material respects;

(c)    the Company shall have delivered to LACQ a certificate signed by an officer of the Company, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 10.3(a), Section 10.3(b) and Section 10.3(e) have been fulfilled;

(d)    the Merger Sub Stockholder Approval shall have been obtained;

(e)    since the date of this Agreement through the Closing Date, there shall not have been any Company Material Adverse Effect;

(f)    the Legacy Shareholders’ Agreement shall have been terminated;

(g)    the amount of the Closing Casino Cash shall have been determined in accordance with Section 3.11, and the amount of the Closing Casino Cash so determined shall be not less than the Minimum Casino Cash;

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(h)    the articles of incorporation and bylaws of the Company shall have been amended and restated in their entirety in substantially the forms attached hereto as Exhibit H; and

(i)    no more than 5% of the Company Shareholders shall have exercised Dissent Rights.

ARTICLE XI.

TERMINATION/EFFECTIVENESS

Section 11.1    Termination. This Agreement may be terminated and the Transactions abandoned:

(a)    by written consent of the Company and LACQ;

(b)    by either the Company or LACQ if the LACQ Stockholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the LACQ Special Meeting duly convened therefor or at any adjournment or postponement thereof;

(c)    prior to the Closing, by written notice to the Company from LACQ if:

(i)    there is any material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 10.3(a) and Section 10.3(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts, then, for a period of up to thirty (30) days after receipt by the Company of notice from LACQ of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period;

(ii)    the consummation of any of the Transactions is permanently enjoined, prohibited or otherwise restrained or made illegal by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction;

(iii)    the Closing has not occurred on or before July 15, 2020 (the “Outside Date”), unless LACQ is in willful breach hereof and such breach is the primary reason for the Closing not occurring on or before such date; or

(iv)    at any time prior to the receipt of the LACQ Stockholder Approval, the LACQ board of directors determines to accept a Superior Business Combination Proposal, but only if LACQ shall have complied with its obligations under Section 8.1 with respect to such Superior Business Combination Proposal.

(d)    prior to the Closing, by written notice to LACQ from the Company if:

(i)    there is any material breach of any representation, warranty, covenant or agreement on the part of LACQ set forth in this Agreement, such that the conditions specified in Section 10.2(a) and Section 10.2(b) would not be satisfied at the Closing (a “Terminating LACQ Breach”), except that, if any such Terminating LACQ Breach is curable by LACQ through the exercise of its reasonable best efforts, then, for a period of up to thirty (30) days after receipt by LACQ of notice from the Company of such breach, but only as long as LACQ continues to exercise such reasonable best efforts to cure such Terminating LACQ Breach (the “LACQ Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating LACQ Breach is not cured within the LACQ Cure Period;

(ii)    the Closing has not occurred on or before the later of (x) June 1, 2020 and (y) if under the rules and regulations of the SEC, the Proxy Statement/Prospectus is required to include audited financial statements of the Company for the year ended December 31, 2019, the date that is forty-five (45) days after the Company’s delivery of such audited financial statements to LACQ, which satisfy SEC requirements for inclusion in the Proxy Statement/Prospectus, unless the Company is in willful breach hereof and such breach is the primary reason for the Closing not occurring on or before such date;

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(iii)    the consummation of any of the Transactions is permanently enjoined, prohibited or otherwise restrained or made illegal by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction; or

(iv)    the LACQ board of directors shall have made a Change of Board Recommendation.

Section 11.2    LACQ Termination Fee.

(a)    The parties hereto agree that if (i) this Agreement is terminated by LACQ or the Company pursuant to Section 11.1(c)(iv) or Section 11.1(d)(iv) (as applicable) and (ii) LACQ enters into a written definitive merger or purchase agreement with respect to the applicable Superior Business Combination Proposal, then LACQ shall pay to the Company prior to or concurrently with such entry into a written definitive merger or purchase agreement with respect to such Superior Business Combination Proposal, in the case of a termination by LACQ, or within two (2) Business Days thereafter, in the case of a termination by the Company, a one-time fee of $9,509,235.00 (the “LACQ Termination Fee”).

(b)    All payments under this Section 11.2 shall be made by wire transfer of immediately available funds to an account designated in writing by the Company, or in the absence of such designation, an account established for the sole benefit of the Company.

(c)    Each of the Parties acknowledges that the agreements contained in this Section 11.2 are an integral part of the Transaction and that without these agreements, LACQ, the Company and Merger Sub would not enter into this Agreement. Accordingly, if LACQ fails to pay the LACQ Termination Fee when due, and, in order to obtain such payment, the Company commences an Action that results in a judgment against LACQ for the LACQ Termination Fee, LACQ shall pay to the Company, together with the LACQ Termination Fee, (i) interest on the LACQ Termination Fee from the date of termination of this Agreement at the rate per annum published in The Wall Street Journal from time to time as the prime lending rate prevailing during any relevant period and (ii) the Company’s costs and expenses (including reasonable attorneys’ fees) in connection with such Action. For the avoidance of doubt, in no event shall LACQ be required to pay the LACQ Termination Fee on more than one occasion. Notwithstanding anything to the contrary in this Agreement, if the LACQ Termination Fee is paid by LACQ pursuant to Section 11.2(a) then, except for as provided in Section 12.16, any such payment shall be the sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) of the Company and Merger Sub against LACQ and any of its respective former, current or future officers, directors, partners, equityholders, managers, members or affiliates and none of LACQ or any of its respective former, current or future officers, directors, partners, stockholders, managers, members or affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions.

Section 11.3    Gateway Termination Fee.

(a)    The Parties hereto agree that if (i) this Agreement is terminated by the Company pursuant to Section 11.1(d)(ii) prior to the Outside Date, (ii) on the date of such termination the condition set forth in Section 10.1(a) has been satisfied or such date is fewer than thirty (30) days after the SEC Clearance Date, (iii) the conditions set forth in Sections 10.1(c), 10.1(f), 10.2(a), 10.2(b), 10.2(d) and 10.2(f) have been satisfied or would be capable of being satisfied if the Closing occurred on such date and (iv) LACQ and its affiliates are not in willful breach of their respective obligations set forth in Sections 9.1 and 9.3, then the Company shall pay to LACQ prior to or concurrently with such termination a one-time fee equal to the lesser of (x) $5,000,000.00 and (y) all documented fees and expenses of outside legal counsel, accountants and auditors, in connection with the Transactions incurred by or on behalf of LACQ and any amounts necessary to repay any promissory notes outstanding pursuant to the Expense Advancement Agreement.

(b)    All payments under this Section 11.3 shall be made by wire transfer of immediately available funds to an account designated in writing by LACQ, or in the absence of such designation, an account established for the sole benefit of LACQ.

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(c)    Each of the Parties acknowledges that the agreements contained in this Section 11.3 are an integral part of the Transaction and that without these agreements, LACQ, the Company and Merger Sub would not enter into this Agreement. Accordingly, if the Company fails to pay the Company Termination Fee when due, and, in order to obtain such payment, LACQ commences an Action that results in a judgment against the Company for the Company Termination Fee, the Company shall pay to LACQ, together with the Company Termination Fee, (i) interest on the Company Termination Fee from the date of termination of this Agreement at the rate per annum published in The Wall Street Journal from time to time as the prime lending rate prevailing during any relevant period and (ii) LACQ’s costs and expenses (including reasonable attorneys’ fees) in connection with such Action. For the avoidance of doubt, in no event shall the Company be required to pay the Company Termination Fee on more than one occasion. Notwithstanding anything to the contrary in this Agreement, if the Company Termination Fee is paid by the Company pursuant to Section 11.3(a) then, except for as provided in Section 12.16, any such payment shall be the sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) of the LACQ against the Company and Merger Sub and any of their respective former, current or future officers, directors, partners, equityholders, managers, members or affiliates and none of the Company or any of its respective former, current or future officers, directors, partners, stockholders, managers, members or affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions.

Section 11.4    Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1, this Agreement shall, subject to this Section 11.4, forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors or stockholders, other than with respect to the LACQ Termination Fee, if applicable, or for any intentional and willful breach of this Agreement by a Party hereto occurring prior to such termination, except that (i) the provisions of Article I, Sections 11.2, 11.4, 12.4, 12.5, 12.6, 12.14 and 12.16 herein and the Confidentiality Agreement shall survive any termination of this Agreement and (ii) notwithstanding anything to the contrary contained in this Agreement, neither LACQ nor the Company shall be relieved or released from any liabilities arising out of its breach of any covenant of this Agreement prior to such termination or willful and material breach of any of its representations and warranties set forth in this Agreement prior to such termination.

ARTICLE XII.

MISCELLANEOUS

Section 12.1    Waiver. Any Party may, at any time prior to the Closing, by action taken by its board of directors, managers or others performing similar functions with respect to such party, or officers thereunto duly authorized, waive any of the terms or conditions of this Agreement or agree to an amendment or modification to this Agreement by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

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Section 12.2    Notices. All notices, requests, demands and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when actually delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by telecopy, facsimile or email (in each case in this clause (iv), solely if receipt is confirmed and, in the case of email, excluding any automated reply, such as an out-of-office notification), addressed as follows:

(a)    If to LACQ, to:

Leisure Acquisition Corp.

250 W. 57th Street

Suite 2223

New York, NY 10107

Attention:        Daniel B. Silvers, Chief Executive Officer

E-mail:            dsilvers@matthewslane.com

with copies to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Attention:          Jeffrey A. Horwitz; Daniel I. Ganitsky

Facsimile:         (212) 969-2900

E-mail:               jhorwitz@proskauer.com; dganitsky@proskauer.com

and to:

Miller Thomson LLP

Scotia Plaza

40 King Street West, Suite 5800

P.O. Box 1011

Toronto, Ontario M5H 3S1

Attention: Lawrence D. Wilder

Facsimile: (416) 595-8695

E-mail: lwilder@millerthomson.com

(b)    If to the Company, to:

Gateway Casinos & Entertainment Limited

4331 Dominion Street

Vancouver, BC V5G 1C7

Attention: Tolek Strukoff, Chief Legal Officer and Corporate Secretary

Facsimile: (604) 412-0117

E-mail: tstrukoff@gatewaycasinos.com

with copies to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com; matthew.dixon@lw.com

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and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.

Section 12.3    Assignment. No Party hereto shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

Section 12.4    Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties hereto, any right or remedies under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing, (a) the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 12.16 and (b) the present and former officers and directors of LACQ (and their respective successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 7.9.

Section 12.5    Expenses. Except as otherwise provided herein, including in Section 9.1(e) and Section 9.1(l), each Party hereto shall bear its own expenses incurred in connection with this Agreement and the Transactions whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.

Section 12.6    Governing Law. This Agreement, and all matters relating to the interpretation, construction, validity and enforcement of this Agreement, including all claims (whether in tort or contract) or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws (whether of the State of Delaware or any other jurisdiction) to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 12.7    Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 12.8    Disclosure Schedules and Annexes; Disclaimer. The Disclosure Schedules and Annexes referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Disclosure Schedules and Annexes shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a Party in the Company Disclosure Schedules or LACQ Disclosure Schedule, as applicable, with reference to any section or schedule of this Agreement shall be deemed to be a disclosure with respect to such other applicable sections or schedules of this Agreement as to which the disclosure on its face is reasonably apparent upon reading the disclosure contained in such schedule, without independent knowledge on the part of the reader regarding the matter disclosed, that such disclosure is responsive to such other section or schedule. Certain information set forth in the Disclosure Schedules is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement.

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The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made in this Agreement, nor shall such information be deemed to establish a standard of materiality. Any capitalized terms used in any Disclosure Schedule or Annex but not otherwise defined therein shall be defined as set forth in this Agreement.

Section 12.9    Entire Agreement. This Agreement (together with the Disclosure Schedules and Annexes to this Agreement), the Ancillary Agreements and that certain Confidentiality Agreement, dated as of September 19, 2019, between LACQ and the Company (the “Confidentiality Agreement”) constitute the entire agreement among the parties relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties hereto or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between the Parties except as expressly set forth in this Agreement, the Ancillary Agreements and the Confidentiality Agreement.

Section 12.10    Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement; provided, however, that from and after the LACQ Stockholder Approval has been obtained, no amendment shall be made to this Agreement that, pursuant to applicable Law, requires further approval or adoption by the stockholders of LACQ without such further approval or adoption. The approval of this Agreement by the Company Shareholders shall not restrict the ability of the board of directors of the Company to terminate this Agreement in accordance with Section 11.1 or to cause the Company to enter into an amendment to this Agreement pursuant to this Section 12.10 to the extent permitted under applicable law.

Section 12.11    Publicity.

(a)    All press releases or other public communications relating to the Transactions, and the method of the release for publication thereof, shall prior to the Closing be subject to the prior mutual approval of LACQ and the Company which approval shall not be unreasonably withheld by any party; provided, that no party shall be required to obtain consent pursuant to this Section 12.11(a) to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 12.11(a).

(b)    The restriction in Section 12.11(a) shall not apply to the extent the public announcement is required by applicable securities Law, any Governmental Authority or SEC; provided, however, that in such an event, the party making the announcement shall use its commercially reasonable efforts to consult with the other party in advance as to its form, content and timing.

Section 12.12    No Survival of Representations, Warranties and Covenants. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument, document or certificate delivered pursuant to this Agreement shall survive the Closing and shall expire upon the occurrence of the Closing, except for those covenants and agreements contained herein and therein which by their terms expressly apply or are to be performed, in whole or in part, after the Closing and then only to such extent.

Section 12.13    Severability. If any provision of this Agreement or any other certificate, instrument, document or agreement referred to in this Agreement and entered into in connection with the Business Combination is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement or any other such certificate, instrument, document or agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein or therein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement or any other certificate, instrument, document or agreement referred to in this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement or any other such certificate, instrument, document or agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise

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modify this Agreement or any other such certificate, instrument, document or agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

Section 12.14    Jurisdiction; Waiver of Jury Trial.

(a)    Any proceeding or action based upon, arising out of or related to this Agreement, the Ancillary Agreements or the Transactions may be brought in the Court of Chancery of the State of Delaware (or, to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and agrees not to bring any proceeding or action arising out of or relating to this Agreement, the Ancillary Agreements or the Transactions in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 12.14.

(b)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR ANY ANCILLARY AGREEMENT AND THE TRANSACTIONS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS.

Section 12.15    Enforcement. The Parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages would be an inadequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any Party is entitled at law or in equity. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law, and each Party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

Section 12.16    Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or Transactions may only be brought against, the entities that are expressly named as parties hereto and any express guarantor of any such party’s obligations hereunder and then only with respect to the specific obligations set forth herein with respect to such party; provided, however, that the foregoing shall not relieve any party for liability with respect to fraud. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement and not otherwise), no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company or LACQ under this Agreement or the Ancillary Agreements (whether for indemnification or otherwise) of or for any claim based on, arising out of, or related to this Agreement, the Ancillary Agreements or the Transactions.

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Section 12.17    Language. The Parties expressly acknowledge that they have requested that this Agreement and all ancillary and related documents thereto be drafted in the English language only. Les parties aux présentes reconnaissent avoir exigé que la pr sente entente et tous les documents qui y sont accessoires soient rédigés en anglais seulement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GTWY HOLDINGS LIMITED

By:	/s/ Gabriel de Alba
Authorized Signatory

GTWY MERGER SUB CORP.

By:	/s/ Gabriel de Alba
Authorized Signatory

[Signature Page to Merger Agreement]

LEISURE ACQUISITION CORP.

By:	/s/ Daniel B. Silvers

Name:	Daniel B. Silvers
Title:	Chief Executive Officer

[Signature Page to Merger Agreement]

Exhibit A

Vora Subscription Agreement

[See attached]

EXHIBIT A

Execution Version

CONTINGENT FORWARD PURCHASE CONTRACT

GTWY Holdings Limited

4331 Dominion Street

Vancouver, BC V5G 1C7

December 27, 2019

HG Vora Capital Management, LLC

330 Madison Avenue, 20th Floor

New York, NY 10017

Re:        Contingent Forward Purchase Contract

Ladies and Gentlemen:

In connection with that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among GTWY Holdings Limted, a Canadian corporation (the “Company” or “we”), GTWY Merger Sub Corp., a Delaware corporation, and Leisure Acquisition Corp., a Delaware corporation (“LACQ”), and the transactions contemplated thereby, including the termination (the “Previous Agreement Termination”) immediately prior to the Merger Effective Time (as defined in the Merger Agreement) of that certain Contingent Forward Purchase Contract, dated as of December 1, 2017, by and between HG Vora Special Opportunities Master Fund, Ltd. and LACQ, we are pleased to enter into this Contingent Forward Purchase Contract (this “Agreement”) with HG Vora Capital Management, LLC, Delaware limited liability company (the “Subscriber” or “you”), on behalf of certain funds or accounts managed or advised by it, to accept, subject to the effectiveness of the Previous Agreement Termination and the Closing (as defined in the Merger Agreement), the offer you have made to purchase an aggregate of (i) 3,000,000 units (the “Units”) of the Company, each Unit comprising one common share in the capital stock of the Company (a “Share”) and one-half of one warrant to purchase one Company Share (“Warrant”), for an aggregate purchase price of $30,000,000. The Units, Shares and Warrants, collectively, are hereinafter referred to as the “Securities.” Each whole Warrant is exercisable to purchase one Share at an exercise price of $11.50 per Share during the period commencing on the date that is thirty (30) days following the Closing Date (as defined in the Merger Agreement) and expiring on the fifth anniversary of the Closing Date. Only whole Warrants are exercisable. No fractional Warrants will be issued upon separation of the Units and no fractional Shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a Share, we will, upon exercise, round down to the nearest whole number the number of Shares to be issued to the warrant holder. The terms on which the Company is willing to sell the Securities to the Subscriber, and the Company and the Subscriber’s agreements regarding such Securities, are as follows:

1.    Purchase of the Securities. For the sum of $30,000,000 (the “Purchase Price”), the Company agrees to sell the Securities to the Subscriber, and the Subscriber hereby agrees to purchase the Securities from the Company, subject to the terms and subject to the conditions set forth in this Agreement.

2.    Representations, Warranties and Agreements.

2.1    Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Securities to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1    No Government Recommendation or Approval. The Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Securities.

2.1.2    No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party, (iii) any law, statute, rule or regulation to which the Subscriber is subject, or (iv) any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3    Organization and Authority. The Subscriber is a Delaware limited company, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by you, this Agreement is a legal, valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) (the “Enforceability Exceptions”).

2.1.4    Experience, Financial Capability and Suitability. Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities and (ii) able to bear the economic risk of its investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of Subscriber’s investment in the Securities.

2.1.5    Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigation and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 2 and Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

2.1.6    Regulation D Offering. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

2.1.7    Investment Purposes. The Subscriber is purchasing the Securities solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

2.1.8    Restrictions on Transfer; Shell Company. Subscriber understands the Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Subscriber understands the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the

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Securities Act and Subscriber understands that any certificates representing the Securities will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Securities, such Securities may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Subscriber agrees that if any transfer of its Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Securities. Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Subscriber for the resale of the Securities until one (1) year following consummation of the Business Combination, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9    No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement, other than the filing of a Form D with the Securities and Exchange Commission and such state Blue Sky, FINRA and NASDAQ consents and approvals as may be required.

2.2    Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Securities, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1    Organization and Corporate Power. The Company is a Canadian corporation and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2    No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or (iv) any agreement, order, judgment or decree to which the Company is subject.

2.2.3    Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Securities will be duly and validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Subscriber will have or receive good title to the Securities, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Subscriber. The Company will reserve sufficient Shares to permit full exercise of the Warrants.

2.2.4    No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

2.2.5    Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Securities, the performance of all obligations of the Company required pursuant thereto, and the authorization, issuance (or reservation for issuance) of the Securities, has been taken. This Agreement constitutes and, when issued, the Units and the Warrants will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to the Enforceability Exceptions.

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2.2.6    Capitalization. The Company is authorized to issue an unlimited number of Shares. All issued and outstanding Shares (a) have been duly authorized and validly issued, and (b) are fully paid and non-assessable.

3.    Settlement Date and Delivery.

3.1    Closing. The purchase and sale of the Securities hereunder (the “Closing”) shall occur in accordance with Section 3.1(a)(iv) of the Merger Agreement on the Closing Date. At the Closing, the Company will issue to the Subscriber the Units, registered in the name of the Subscriber, against delivery of the aggregate purchase price of $30,000,000 in cash via a wire to an account specified in writing by the Company no later than five (5) business days prior to the Closing.

3.2    Conditions to Closing of the Company.

The Company’s obligations to sell and issue the Securities at the Closing are subject to the fulfillment of the following conditions:

3.2.1    Representations. The representations made by the Subscriber in Section 2 of this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the applicable Closing Date.

3.2.2    Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Securities to the Subscriber.

3.2.3    Ancillary Agreements. The Subscriber shall have executed and delivered to the Company each of the Ancillary Agreements (as defined in the Merger Agreement) to which both the Company and the Subscriber are contemplated as a party.

3.3    Conditions to Closing of the Subscriber.

The Subscriber’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

3.3.1    Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date.

3.3.2    Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

3.3.3    Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Securities to the Subscriber.

3.3.4    Ancillary Agreements. The Company shall have executed and delivered to the Subscriber each of the Ancillary Agreements (as defined in the Merger Agreement) to which both the Company and the Subscriber are contemplated as a party.

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4.    Terms of the Units and Warrants.

4.1    The Warrants will be identical in all material respects to the Class B Warrants, Series I of the Company, which (i) will be non-redeemable so long as they are held by the initial holder thereof (or any of its permitted transferees), and (ii) will be exercisable on a “cashless” basis.

4.2    The Units are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will only become freely tradable upon the earlier of (i) their registration under the Securities Act with the Securities and Exchange Commission, pursuant to the Registration Rights, and (ii) the date upon which they become transferable without restriction pursuant to Rule 144 under the Securities Act.

5.    Restrictions on Transfer.

5.1    Securities Law Restrictions. Subscriber agrees not to, except to an affiliate of the Subscriber, sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Securities proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2    Restrictive Legends. All certificates representing the Securities shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.”

5.3    Registration Rights. Subscriber acknowledges that the Securities are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered under the Securities Act. As an inducement to Subscriber acquiring such Securities subject to such restrictions, the Company hereby agrees to enter into a Registration Rights Agreement with Subscriber and certain other parties in the form attached as an exhibit to the Merger Agreement (the “Registration Rights Agreement”).

6.    Other Agreements.

6.1    Further Assurances. Each of the Company and Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2    Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

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6.3    Entire Agreement. This Agreement and the applicable terms of the Merger Agreement embody the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and thereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement or the Merger Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4    Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5    Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6    Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party, except to an affiliate of the Subscriber.

6.7    Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement, except as set forth in Section 8.2.

6.8    Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof to the extent such principles would require or permit the application of the laws of another jurisdiction.

6.9    Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.10    No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11    Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

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6.12    No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13    Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14    Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.15    Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.16    Mutual Drafting. This Agreement is the joint product of the Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

7.    Indemnification.

7.1    Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

7.2    The Company shall indemnify the Subscriber, HG Vora Capital Management, LLC, and each of their respective members, partners, officers, employees and affiliates, including but not limited to Marcus Dunlop and Parag Vora (collectively, the “HGV Indemnitees”), against, and hold them harmless with respect to, any loss, cost, expense or damages (including reasonable attorney’s fees and expenses) (collectively, “Losses”) incurred as a result of any claim, action, proceeding or investigation brought, made, initiated or threatened against the Company or any HGV Indemnitee, in each case, arising out of or relating in any way to LACQ’s initial public offerings or its operations subsequent thereto, including but not limited to the Subscriber’s involvement as a strategic investor in LACQ’s initial public offering, including the participation of certain HGV Indemnitees in connection therewith and in LACQ’s subsequent business combination process; provided, however, that the foregoing indemnification shall not apply to any claim, action, proceeding or investigation (i) brought, made, initiated or threatened by the Company as a result of the Subscriber’s breach of any

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representation, warranty, covenant or agreement set forth in this Agreement, or (ii) based upon or which involves any act or omission by an HGV Indemnitee not in good faith or which involves the gross negligence, intentional misconduct or a knowing violation of the law of an HGV Indemnitee. Each of the parties hereto agrees that the indemnification set forth in this Section 7.2 shall only apply to the extent that such Losses are not covered by insurance. Each HGV Indemnitee is deemed a beneficiary of this Section 7.2.

[Signature Page Follows]

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If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

GTWY HOLDINGS LIMITED

By:	/s/ Gabriel de Alba

Name:	Gabriel de Alba
Title:	Authorized Signatory

Accepted and agreed this 27th day of December, 2019.

HG VORA CAPITAL MANAGEMENT, LLC,

on behalf of certain funds or accounts managed by it

By:	/s/ Parag Vora

Name:	Parag Vora
Title:	Manager

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Exhibit B

Gateway Voting Agreement

[See attached]

EXHIBIT B

Execution Version

December	27, 2019

Leisure Acquisition Corp.

250 W. 57th Street

Suite 2223

New York, NY 10107

Dear Sirs/Mesdames:

Re:    Voting and Support Agreement

This voting and support agreement (the “Agreement”) is entered into by and among The Catalyst Capital Group Inc., Catalyst Fund II Parallel Limited Partnership, Catalyst Fund Limited Partnership II and Catalyst Fund Limited Partnership III (collectively, the “Supporting Party”) and Leisure Acquisition Corp., a Delaware corporation (“LACQ” and, together with the Supporting Party, the “Parties”).

The Supporting Party understands that concurrently with the execution of this Agreement, LACQ, GTWY Holdings Limited (the “Company”) and GTWY Merger Sub Corp., a Delaware corporation (“Merger Sub”), are entering into an Agreement and Plan of Merger (as it may have been, or may from time to time be, amended, modified or amended and restated, the “Merger Agreement”) contemplating, amongst other things, the merger of LACQ with and into Merger Sub, with LACQ as the surviving entity, pursuant to which, and in consideration for such merger, common shares in the capital stock of the Company (“Company Shares”) will be issued to stockholders of LACQ by way of a plan of arrangement under Section 192 of the CBCA (the “Plan of Arrangement”) in accordance with and subject to the terms and conditions thereof. The Supporting Party exercises control or direction over the Company Shares set forth in Schedule A (together with any Company Shares acquired by or issued to the Supporting Party or over which the Supporting Party acquires control or direction after the date hereof, directly or indirectly, if any, the “Subject Securities”). The Supporting Party acknowledges that LACQ would not have entered into the Merger Agreement but for the execution and delivery of this Agreement by the Supporting Party. The Supporting Party hereby agrees to cause each registered holder of the Subject Securities (to the extent not the Supporting Party) to comply with the terms of this Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

1.	Voting and Other Covenants

The Supporting Party hereby irrevocably covenants and agrees from the date hereof until the date of termination of this Agreement in accordance with Section 3:

(a)

at the Company Special Meeting (which, for the purposes of this Agreement, shall include any postponement thereof or any other meeting of shareholders of the Company pertaining to the approval of the Transactions), to cause the Subject Securities to be counted as present for purposes of establishing quorum and to exercise (or cause to be exercised) all voting rights attached to the Subject Securities in favor of the Arrangement Resolution and any other matters which are necessary, proper or advisable for the consummation of the Arrangement and the other transactions contemplated by the Merger Agreement, the Plan of Arrangement and any Ancillary Agreements, including in connection with any separate vote of any sub-group of Company Shareholders that may be required to be taken and of which sub-group the Supporting Party forms a part or controls;

(b)

to deliver (or cause to be delivered) on or before the third Business Day prior to the Company Special Meeting in accordance with the instructions set out in the Circular and with a copy to LACQ concurrently with such delivery, duly executed proxies directing the holder of such proxies to vote in favor of the Arrangement Resolution and any other matters which are necessary, proper or advisable for the consummation of the Arrangement and the other transactions contemplated by the Merger Agreement, the Plan of Arrangement and the Ancillary Agreements;

EXHIBIT B

Execution Version

(c)	not to, directly or indirectly, exercise or cause to be exercised any Dissent Rights in connection with the Arrangement;

(d)

to exercise (or cause to be exercised) all voting rights attached to the Subject Securities (i) against any action or agreement submitted for approval of the Company Shareholders that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or Merger Sub contained in the Merger Agreement or of the Supporting Party contained in this Agreement, (ii) against any action, agreement or transaction submitted for approval to the Company Shareholders that would reasonably be expected to adversely affect in a material manner, prevent, materially delay or materially impede the timely consummation of the Arrangement or would reasonably be expected to result in any condition contained in Article X of the Merger Agreement not being satisfied, and (iii) against any change in the capital structure of the Company or any of its Subsidiaries including any amendments to any of their articles, by-laws or other constating documents (other than pursuant to the Merger Agreement);

(e)

not to option, sell, transfer, pledge, encumber, grant a security interest in, hypothecate or otherwise convey or enter into any forward sale, repurchase agreement or other monetization transaction with respect to any of the Subject Securities, or any right or interest therein (legal or equitable), to any person or group, or agree to do any of the foregoing, provided that the Supporting Party may transfer the Subject Securities to a corporation, partnership or other entity directly or indirectly owned or controlled by the Supporting Party or under common control with the Supporting Party, provided, further, that (i) such transfer shall not relieve or release the Supporting Party of or from its obligations under this Agreement, including, without limitation, the obligation of the Supporting Party to vote or cause to be voted all of the Subject Securities in favour of the Arrangement Resolution, (ii) prompt written notice of such transfer is provided to LACQ, (iii) the transferee agrees to be bound by the terms hereof pursuant to documentation approved in writing by LACQ in advance of such transfer, and (iv) the transferee continues to be a corporation, partnership or other entity owned or controlled by the Supporting Party or under common control with the Supporting Party at all times prior to Closing;

(f)

not to grant any proxies or powers of attorney (other than as contemplated hereby), deposit any of the Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of the Subject Securities;

(g)	to promptly notify LACQ of any new Subject Securities acquired by or issued to the Supporting Party or over which the Supporting Party acquires control after the date hereof;

(h)	not to engage, directly or indirectly, in any transactions involving the securities of LACQ without the prior consent of LACQ; and

(k)	to comply with the terms of covenant applicable to the Company set forth in Section 7.7 of the Merger Agreement (Exclusivity) mutatis mutandis.

2.	Representations and Warranties

The Supporting Party represents and warrants as follows to LACQ:

(a)

Organization & Authority. The Supporting Party is a corporation or entity incorporated or duly organized, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation and has full legal capacity and authority to execute and deliver this Agreement, to perform the transactions contemplated hereunder.

(b)	Validity of Agreement. None of the execution and delivery by the Supporting Party of this Agreement or the completion or performance of the transactions contemplated hereby or the compliance by the

EXHIBIT B

Execution Version

Supporting Party with the Supporting Party’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Supporting Party is a party or by which the Supporting Party or any of the Supporting Party’s property or assets is bound, (ii) any judgment, decree, order or award of any Governmental Entity issued to or against the Supporting Party, (iii) the articles, by-laws or other constating documents of the Supporting Party or (iv) any Laws relevant in the context of the Arrangement or this Agreement.

(c)

Execution and Binding Obligation. This Agreement has been duly executed and delivered by the Supporting Party and constitutes a legal, valid and binding obligation, enforceable by LACQ against the Supporting Party in accordance with its terms, subject, however, to any limitation under applicable Laws relating to (i) bankruptcy, insolvency, reorganization and other Laws of general application affecting the enforcement of creditors’ rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(d)

Title to Subject Securities. The Supporting Party is the registered and beneficial owner of, or the beneficial owner exercising control or direction over, the Subject Securities, with good and valid title thereto. The Supporting Party has the sole right to vote all of the Subject Securities, subject to the provisions of the articles and bylaws of the Company (the “Articles”). The Supporting Party is not currently obligated to grant nor has it granted or has any proxy outstanding in respect of any of the Subject Securities. None of the Subject Securities are subject to any agreement, arrangement or restriction with respect to the voting thereof, except as contemplated by this Agreement and the Legacy Shareholders Agreement. The Supporting Party is not the registered or beneficial owner of, nor does it exercise control or direction over, any Company Shares other than the Subject Securities. Other than pursuant to the Legacy Shareholders Agreement, the Supporting Party has no agreement or option, or right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition by the Supporting Party or transfer to the Supporting Party of additional Company Shares. No Person has any agreement or option, or any right or privilege (whether by Law, pre-emptive or contractual), capable of becoming an agreement or option for the purchase, acquisition or transfer from the Supporting Party of any of the Subject Securities except pursuant to this Agreement or as expressly provided in the terms of the Legacy Shareholders Agreement.

(e)

Approvals and Consents. Other than the Gaming Authority Approvals, no sanction, ruling, consent, order, exemption, permit, declaration, filing, waiver or other approval of any Governmental Authority or other Person is required to be obtained by the Supporting Party in connection with the execution and delivery of this Agreement, the performance by the Supporting Party of its obligations hereunder and the consummation by the Supporting Party of the transactions contemplated hereby.

(f)

No Litigation. There is no Action pending or, to the knowledge of the Supporting Party, threatened against the Supporting Party that would reasonably be expected to have an adverse impact on the validity of this Agreement or any action taken or to be taken by the Supporting Party in connection with this Agreement.

3.	Termination

This Agreement shall terminate upon the earlier to occur of the:

(a)	Closing;

(b)	date upon which the Merger Agreement is terminated in accordance with its terms; or

(c)	date upon which the Parties agree in writing to terminate this Agreement.

EXHIBIT B

Execution Version

4.	Successors and Assigns

(a)

This Agreement becomes effective only when executed by each of the Parties. After that time, it is binding on and enures to the benefit of the Parties and their respective heirs, administrators, executors, legal representatives, successors and permitted assigns.

(b)

Neither this Agreement nor any of the rights or obligations under this Agreement may be assigned or transferred, in whole or in part, by either Party without the prior written consent of the other Party.

5.	Disclosure and Announcement

(a)

The Supporting Party hereby consents to: (i) details or a summary of this Agreement being set out in any press release, information circular, including the Circular, and court documents produced by the Company, LACQ or any of their respective Affiliates in connection with the transactions contemplated by this Agreement and the Merger Agreement and (ii) this Agreement being filed on SEDAR or EDGAR solely to the extent required by Law.

(b)

Either Party shall be permitted to make any public announcement with respect to the transactions contemplated herein or pursuant to the Merger Agreement without the prior written approval of the other Party if (i) the disclosure is required by Law and (ii) the Party has first used its commercially reasonable efforts to consult with the other Party about the form and substance of such disclosure, subject to the overriding obligations of Laws.

6.	Waiver of Claims against Trust Account

The Supporting Party hereby irrevocably waives any and all right, title, interest, causes of action and claims of any kind or nature whatsoever (each, a “Claim”) in or to, and any and all right to seek payment of any amounts due to it out of, the trust account established for the benefit of the public stockholders of LACQ and into which substantially all of the proceeds of LACQ’s initial public offering have been deposited (the “Trust Account”). The Supporting Party hereby irrevocably waives any Claim it presently has or may have in the future as a result of, or arising out of, this Agreement, which Claim would reduce, encumber or otherwise adversely affect the Trust Account or any monies or other assets in the Trust Account, and further agrees not to seek recourse, reimbursement, payment or satisfaction of any Claim against the Trust Account or any monies or other assets in the Trust Account for any reason whatsoever.

7.	Expenses

Each of the Parties shall pay its own legal, financial, advisory, accounting and other costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement.

8.	Amendment

This Agreement may only be amended, supplemented or otherwise modified by written agreement signed by the Parties. No waiver of any provisions hereof by either Party shall be deemed a waiver of any other provisions hereof by such Party.

9.	Specific Performance and Injunctive Relief

The Supporting Party agrees that irreparable harm may occur for which money damages, even if available, would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not

EXHIBIT B

Execution Version

performed in accordance with their specific terms or were otherwise breached by the Supporting Party. It is accordingly agreed that LACQ shall be entitled to seek injunctive relief, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement, and to enforce compliance with the terms of this Agreement without the proof of actual damages and without any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such injunctive or other equitable relief. Such remedies shall not be the exclusive remedies of LACQ for breach of this Agreement, but shall be in addition to any other remedy to LACQ may be entitled at Law, in equity or pursuant to this Agreement. The Supporting Party agrees that it shall not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (i) LACQ has an adequate remedy at Law or (ii) an award of specific performance is not an appropriate remedy for any reason at Law or equity.

10.	Fiduciary Duties of Shareholders

Notwithstanding any provision of this Agreement to the contrary, a shareholder, officer or director of the Supporting Party that is a director or officer of the Company shall not be limited or restricted by this Agreement in the exercise of his or her fiduciary duties as a director or officer of the Company.

11.	Governing Law

(a)	This Agreement is governed by and shall be interpreted and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(b)

Each Party irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

12.	Interpretative Provisions

In this Agreement:

(a)	the insertion of headings and the division of this Agreement into Sections are for convenience of reference only and shall not affect in any way the meanings and interpretation of this Agreement;

(b)	unless the contrary intention appears, words importing the singular include the plural and vice versa and words importing genders shall include all genders;

(c)	time shall be of the essence in this Agreement;

(d)	references to the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation” whether or not they are followed by those words or words of like import;

(e)	references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

(f)

references to a particular statute or Law shall be to such statute or Law and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated thereunder or amended from time to time.

13.	Notices

All notices and communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by email, or as of the

EXHIBIT B

Execution Version

following Business Day if sent by prepaid overnight courier, to the parties hereto at the following addresses (or at such other addresses as shall be specified by either party by notice to the other given in accordance with these provisions):

(a)	if to LACQ:

Leisure Acquisition Corp.

250 W. 57th Street

Suite 2223

New York, NY 10107

Attention: Daniel B. Silvers

E-mail: dsilvers@matthewslane.com

With copies to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Attention: Jeffrey A. Horwitz, Daniel I. Ganitsky

E-mail: jhorwitz@proskauer.com; dganitsky@proskauer.com

and to:

Miller Thomson LLP

Scotia Plaza

40 King Street West, Suite 5800

P.O. Box 1011

Toronto, Ontario M5H 3S1

Attention: Lawrence D. Wilder

E-mail: lwilder@millterthomson.com

(b)	if to the Supporting Party:

c/o The Catalyst Capital Group Inc.

181 Bay Street Suite 4700

Bay Wellington Tower Brookfield Place

P.O. Box 792

Toronto, Ontrario M5J 2T3

With copies to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com; matthew.dixon@lw.com

and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

EXHIBIT B

Execution Version

14.	Severability

If any provision of this Agreement is determined to be illegal, invalid or unenforceable by an arbitrator or any court of competent jurisdiction, that provision shall be severed from this Agreement and the remaining provisions shall remain in full force and effect. Upon such determination that any term or provision of this Agreement is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

15.	Further Acts

Each Party shall, from time to time and at all times hereafter, at the request of the other Party, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

16.	Entire Agreement

This Agreement constitutes the entire agreement between Parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings and negotiations, whether oral or written, of the Parties hereto.

17.	Counterparts

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

[Signature page follows.]

Yours truly,

THE CATALYST CAPITAL GROUP INC.

By:	/s/ Gabriel de Alba
Authorized Signatory

CATALYST FUND II PARALLEL LIMITED PARTNERSHIP

By:	/s/ Gabriel de Alba
Authorized Signatory

CATALYST FUND LIMITED PARTNERSHIP II

By:	/s/ Gabriel de Alba
Authorized Signatory

CATALYST FUND LIMITED PARTNERSHIP III

By:	/s/ Gabriel de Alba
Authorized Signatory

Acknowledged and agreed to as of the date hereinabove mentioned.

LACQ:

LEISURE ACQUISITION CORP.

Per:	/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Chief Executive Officer

Exhibit C

Management Equity Incentive Plan

[See attached]

EXHIBIT C

LONG TERM INCENTIVE PLAN

                    , 2019

GATEWAY CASINOS & ENTERTAINMENT LIMITED

LONG TERM INCENTIVE PLAN

1.	PURPOSE

The purposes of this Long Term Incentive Plan (the “Plan”) are to: (i) encourage selected employees, officers and directors of Gateway Casinos & Entertainment Limited (together with any corporate successor, the “Corporation”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of GTWY (as defined below), the parent entity of the Corporation; (ii) promote accountability for the success of GTWY and the Corporation; (iii) provide compensation opportunities to attract, retain and motivate senior management critical to the long-term success of GTWY, the Corporation and its subsidiaries;

The Plan seeks to achieve these purposes by providing for Awards in the form of Options, Share Appreciation Rights, Restricted Share Units and Deferred Share Units (all as defined below).

2.	DEFINITIONS

As used in the Plan, the following terms will have the meanings set out below:

“Affiliate” means any entity that is an “affiliate” for the purposes of National Instrument 45-106 – Prospectus Exemptions, as amended from time to time.

“Aggregate Purchase Price” has the meaning ascribed thereto in Section 10(B) of the Plan.

“Applicable Laws” means the applicable laws and regulations and the requirements or policies of any governmental or regulatory authority, securities commission or stock exchange having authority over the Corporation or the Plan.

“Applicable Withholding Taxes” has the meaning ascribed thereto in Section 11(E) of the Plan.

“Award” means any Option, Share Appreciation Right, Restricted Share Unit, Deferred Share Unit or Other Share or Performance-Based Award granted under or pursuant to the Plan.

“Award Agreement” means a written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

“Base Price” means, in respect of a Share Appreciation Right, the amount specified as the base price in the Award Agreement evidencing the grant of the Share Appreciation Right, which amount shall not be less than the Fair Market Value of a Share on the date of grant of the Share Appreciation Right.

“Beneficiary” means, subject to Applicable Law, any Person designated by a Participant, by written instrument filed with the Corporation as such for as may be approved from time to time by the Corporation, to receive any amount, securities or property payable under the Plan in the event of the Participant’s death or, failing any such effective designation, the Participant’s estate, provided that a “Beneficiary” in respect of Deferred Share Units granted to a Participant under the Plan shall be limited to an individual who is a dependent or relation of the Participant or the legal representative of the Participant.

“Board” means the board of directors of GTWY and the Corporation, as constituted at any time.

“Broker” means a broker who is independent (pursuant to the rules and policies of the Principal Market) from the Corporation and an Affiliate.

“Cash Compensation” has the meaning set out in Section 6(D)(viii) of the Plan.

“Cause” means:

With respect to any Participant, unless the applicable Award Agreement states otherwise:

(a) if the Participant is a party to an employment or service agreement with the Corporation or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) if no such agreement exists, or if such agreement does not define Cause, any act or omission that would entitle the Corporation to terminate the Participant’s employment without notice or compensation under the common law for just cause, including, without in any way limiting its meaning under the common law: (i) the indictment for or conviction of an indictable offence or any summary offence involving material dishonesty or moral turpitude; (ii) material fiduciary breach with respect to the Corporation or an Affiliate; (ii) fraud, embezzlement or similar conduct that results in or is reasonably likely to result in harm to the reputation or business of the Corporation or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Corporation or an Affiliate; (iv) material violation of Applicable Laws; or (v) the willful failure of the Participant to properly carry out his or her duties on behalf of the Corporation or to act in accordance with the reasonable direction of the Corporation.

With respect to any director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board member that the director has engaged in any of the following:

(a) gross misconduct or neglect;

(b) willful conversion of corporate funds;

(c) false or fraudulent misrepresentation inducing the director’s appointment; or

(d) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Committee” means the Compensation Committee of the Board; provided, however, to the extent deemed necessary or appropriate, a committee other than the Compensation Committee may be designated by the Board to administer the Plan and such other committee may be vested with any of the powers and responsibilities hereunder and shall be considered the Committee for any and all of such purposes hereunder.

“Control Person” means, with respect to the GTWY, Corporation or an Affiliate, a Person who is a “control person” for purposes of the Securities Act (British Columbia).

“Corporation” has the meaning set out in Section 1 of the Plan.

“Deferred Share Unit” or “DSU” means a deferred share unit granted to a Participant pursuant to, and subject to the terms and conditions of, Section 6(D) of the Plan.

“Deferred Share Unit Account” has the meaning set out in Section 6(D)(ii) of the Plan.

“Disability” in respect of a Participant, means (a) where a legally qualified medical practitioner selected by the Corporation determines that, a physical or mental incapacity, disease or affliction, has or will prevent the Participant to a substantial degree from performing his or her Employment obligations for at least 365 consecutive days or an aggregate of 425 days during any consecutive three year period of Employment; or (b) where a court of competent jurisdiction declares the Participant to be mentally incompetent or incapable of managing his or her affairs.

“Dividend Payment Date” has the meaning set out in Section 6(C)(iv) of the Plan.

“Dividend Record Date” has the meaning set out in Section 6(C)(iv) of the Plan.

“DSU Outside Payment Date” has the meaning set out in Section 6(D)(v) of the Plan.

“DSU Redemption Date” has the meaning set out in Section 6(D)(v) of the Plan.

“DSU Trigger Date” means, in respect of a Participant who has been granted Deferred Share Units under the Plan, the earlier of (a) the date of the Participant’s death; or (b) the latest date the Participant ceases to be an employee, officer or director of the Corporation or of an affiliate of the Corporation (for the purposes of this definition, the term “affiliate” shall have the meaning specified in paragraph 8 of the Canada Revenue Agency’s Interpretation Bulletin IT-337R4, Retiring Allowances, Consolidated, or any successor publication thereto).

“Eligible Employee” means an Employee who the Committee determines is eligible to be granted Awards under the Plan.

“Employee” means an “employee” (within the meaning of the Tax Act) of the Corporation or an Affiliate, and includes, for greater certainty, an officer or director of the Corporation or an Affiliate.

“Employer” means the Corporation or an Affiliate, as applicable, determined as follows: (a) with respect to a Participant who is or was an employee or officer of the Corporation or an Affiliate, the corporation that employs the Participant or that employed the Participant immediately prior to the termination of his or her employment; and (b) with respect to a Participant who is or was a director of the Corporation or an Affiliate, the corporation on whose board the Participant serves or served at the time an Award was granted to the Participant.

“Employment” means a Participant’s position or duties as an Employee.

“Exercise Price” has the meaning set out in Section 6(A)(ii) of the Plan.

“Fair Market Value” means (a) with respect to any property other than a Share, Share Appreciation Right, Deferred Share Unit or Restricted Share Unit, the fair market value of that property determined by those methods or procedures as may be established from time to time by the Committee; (b) with respect to a Share, Deferred Share Unit or Restricted Share Unit, the closing trading price of a Share on the Principal Market on the applicable date or, if there is no closing trading price reported on such date, the volume weighted average trading price for a Share on the Principal Market for the five days preceding the applicable date on which the Shares traded; provided that if the Shares did not trade on a Principal Market for five days on a Principal Market in the fourteen day period immediately preceding the applicable date, then the “Fair Market Value” of a Share, Deferred Share Unit, or Restricted Share Unit on the applicable date will be determined by the Committee, acting reasonably, using any other appropriate method selected by the Committee; and (c) with respect to a Share Appreciation Right, the amount by which the Fair Market Value of a Share (determined in accordance with (b) above) on the applicable date exceeds the Base Price in respect of the Share Appreciation Right.

“Good Reason” as used in connection with the termination of a Participant’s Employment, shall include, without limitation, the occurrence, within one year after the occurrence of a Significant Event, of any of the following without the Participant’s written consent (except in connection of the termination of the Employment of the Participant for Cause or Disability): (a) a material change (other than those which are consistent with a promotion) in the Participant’s position or duties (including any position or duties as a director of the Corporation or an Affiliate), responsibilities, title or office in effect immediately prior to the Significant Event, which includes any removal of the Participant from or any failure to re-elect or re-appoint the Participant to any such positions or offices; (b) a material reduction by the Employer of the Participant’s salary, benefits or any other form of remuneration or any change in the basis upon which the Participant’s salary, benefits or any other form of remuneration payable by the Employer is determined; (c) any failure by the Employer to continue in effect any benefit, bonus, profit sharing, incentive, remuneration or compensation plan, stock ownership, stock option or stock purchase plan, pension plan or retirement plan in which the Participant is participating or entitled to participate immediately prior to the Significant Event or the Employer taking any action or failing to take any action that would adversely affect the Participant’s participation in or reduce his or her rights or benefits under or pursuant to any such plan, without in any of the foregoing events providing alternative rights or benefits of reasonably equivalent value; (d) the Employer relocating the Participant to any city other than the city at which he performed his or her duties for the Employer immediately prior to the Significant Event, except for required travel on the Employer’s business to an extent substantially consistent with the Participant’s obligations immediately prior to the Significant Event; (e) any failure by the Employer to provide the Participant with the number of paid vacation days to which he or she was entitled immediately prior the Significant Event; (f) any breach by the Employer of any material provision of any employment agreement the Participant has with the Employer which is not rectified within ten days from the date the Participant provides the Employer with a notice setting out the breach alleged by the Participant; or (g) the failure by the Employer to obtain, in a form reasonably satisfactory to the Participant, an effective assumption of its obligations under any employment agreement with the Participant by any successor to the Employer.

“GTWY” means GTWY Holdings Limited., or any corporate successor thereto.

“Insider” has the meaning attributed thereto in the Toronto Stock Exchange Company Manual in respect of the rules governing security-based compensation arrangements in the policies of the Toronto Stock Exchange, as amended from time to time.

“Merger Agreement” means the Agreement and Plan of Merger dated [●], among GTWY, GTWY Merger Sub Corp. and Leisure Acquisition Corp.

“Option” means a right to acquire a Share in the capital of GTWY that is granted to a Participant pursuant to Section 6(A) of the Plan.

“Other Share or Performance-Based Awards” has the meaning set out in Section 9(J) of the Plan.

“Participant” means: (a) with respect to an Award other than a Deferred Share Unit Award, an Employee who is granted such Award under the Plan; and (b) with respect to a Deferred Share Unit Award, a non-management director of GTWY who is granted such Deferred Share Unit Award.

“Performance Criteria” means, in respect of a Performance Restricted Share Unit, the performance criteria, determined by the Committee, set out in the Award Agreement evidencing the grant of the Performance Restricted Share Unit, provided that such performance criteria shall relate to the business or financial performance of the Corporation and/or an Affiliate.

“Performance Restricted Share Unit” means any Restricted Share Unit that is granted to a Participant and is designated as a Performance Restricted Share Unit pursuant to Section 6(C)(vi).

“Person” means any individual or entity, including a corporation, partnership, association, joint-share corporation, trust, unincorporated organization, or government or political subdivision of a government.

“Plan” means this Long Term Incentive Plan, as amended from time to time.

“Principal Market” means the principal stock exchange, quotation system or other market on which the Shares are listed, admitted to trading, posted for trading or quoted on which the greatest trading volume of the Shares has occurred during the six months prior to the applicable date (or, to the extent the Shares have not been listed, admitted to trading, posted for trading or quoted for at least six months, the next longest period since the Shares were initially listed, admitted to trading, posted for trading or quoted prior to the applicable date); provided, however, that to the extent deemed necessary or appropriate the Principal Market shall be as determined by the Committee in accordance with Applicable Law, rules and regulations.

“Restricted Share Unit” or “RSU” means a restricted share unit, recorded by means of a bookkeeping entry on the books of GTWY, granted to a Participant pursuant to Section 6(C) of the Plan, and, for greater certainty, includes a Restricted Share Unit that is designated a Performance Restricted Share Unit.

“Restricted Share Unit Account” has the meaning set out in Section 6(C)(iii) of the Plan.

“Retirement” as used in connection with the termination of a Participant’s Employment, means, unless otherwise defined in an Award Agreement or a written employment agreement between the Employer and the Participant (which definition shall govern), the voluntary resignation of the Participant from his Employment without a Good Reason, on or after the date the Participant attains the normal retirement age of 55, for the purposes of retiring from work generally; provided that a “Retirement” shall only occur for the purposes of this Plan where the Participant has provided written notice at least one month in advance to the Corporation or Employer, as applicable, of his or her intention to retire from his Employment and from work generally (which notice requirement may be waived by the Committee, in its sole discretion).

“RSU Outside Payment Date” has the meaning set out in Section 6(C)(vii) of the Plan.

“RSU Redemption Date” has the meaning set out in Section 6(C)(vii) of the Plan.

“RSU Service Year” has the meaning set out in Section 6(C)(ii) of the Plan.

“Security Based Compensation Arrangements” has the meaning set out in the Toronto Stock Exchange Company Manual.

“Share Appreciation Right” or “SAR” means a share appreciation right granted to a Participant pursuant to, and subject to the terms and conditions of, Section 6(B) of the Plan.

“Shares” means any or all, as applicable, of (a) the common shares of GTWY; (b) any other shares of GTWY as may become the subject of an Award by virtue of an adjustment made pursuant to Section 4(B) of the Plan; and (c) any other shares of GTWY, the Corporation or an Affiliate or any successor that may be so designated by the Committee.

“Significant Event” means, unless otherwise defined in an Award Agreement or a written employment agreement between the Corporation or an Affiliate and a Participant (which definition shall govern), the occurrence of any of the following events: (a) a Person or group of Persons becomes the beneficial owner of securities of GTWY or the Corporation constituting 50% or more of the voting power of all outstanding voting securities of GTWY or the Corporation; (b) where the Participant is an Employee of an Affiliate, a Person or group of Persons becomes the beneficial owner of securities of the Affiliate constituting 50% or more of the voting power of all outstanding voting securities of the Affiliate; (c) the election, at a meeting of GTWY’s shareholders, of that number of persons as directors of GTWY which would represent a majority of the Board who were not included in the slate for election as directors proposed to GTWY’s shareholders by GTWY or the Corporation, or the appointment as directors of GTWY of that number of persons which would represent a majority of the Board nominated by any holder of voting securities of GTWY or by any group of holders of voting securities of GTWY acting jointly or in concert; (d) a merger, take-over bid, consolidation, amalgamation or arrangement of GTWY or the Corporation (or a similar transaction), unless after the event, 50% or more of the voting power of all outstanding securities of the combined corporation is beneficially owned by the same Person or group of Persons as immediately before the event; or (e) the Corporation’s shareholders approve a plan of complete liquidation or winding-up of the GTWY or Corporation, or the sale or disposition of all or substantially all GTWY or the Corporation’s assets (other than a transfer to an Affiliate of the Corporation); provided that the following shall not constitute a “Significant Event”: (i) any Person or group of Persons becoming the beneficial owner of the threshold of securities specified in (a) or (b) as a result of the acquisition of securities by GTWY, the Corporation or an Affiliate which, by reducing the number of securities outstanding, increases the proportional number of securities beneficially held by that Person or group of Persons; (ii) any acquisition of securities directly from the GTWY in connection with a bona fide financing or series of financings by GTWY or the Corporation; (iii) any acquisition of securities by an employee benefit plan (or related trust) sponsored or maintained by GTWY or the Corporation and/or its Affiliates; or (iv) the beneficial ownership, or any increase in beneficial ownership, of securities by GTWY, the Corporation, its Affiliates and/or Control Persons of any securities of GTWY, the Corporation, its Affiliates or any successor to any of them.

“Tax Act” means the Income Tax Act (Canada) and the regulations thereto, as amended from time to time.

“Termination Date” means, in respect of a Participant, the date that the Participant’s Employment ceases or is terminated for any reason whatsoever, which date shall, unless otherwise determined by the Committee in its sole discretion, be the Participant’s last day of active Employment without regard to any statutory, contractual or common law notice period that may be required by law following the termination of the Participant’s Employment; provided that a Participant’s Employment will be deemed not to have ceased in the case of a transfer of his or her Employment between the Corporation and an Affiliate or between Affiliates.

“Trading Window” has the meaning ascribed to it in the Corporation’s confidentiality and insider trading policy in force, as may be amended, from time to time.

“Vested Award” means an Award which has vested in accordance with the provisions of the Plan and applicable Award Agreement or pursuant to Sections 4(C), 7, or 9(A) of the Plan.

“Vested Deferred Share Unit” means a Deferred Share Unit which has vested.

“Vested Option” means an Option which has vested.

“Vested Restricted Share Unit” means a Restricted Share Unit which has vested.

“Vested Share Appreciation Right” or “Vested SAR” means a SAR which has vested.

3.	ADMINISTRATION

A.

The Plan will be administered by the Committee, which shall report to the Board as required by the Committee’s mandate. Where no Committee is in existence, all references in the Plan to the Committee shall be construed as being references to the Board.

B.

Subject to the Committee reporting to the Board on all matters relating to the Plan and obtaining approval of the Board for those matters requiring such approval by the Committee’s mandate, the Committee shall, in its administration of the Plan, have the sole and absolute discretion to: (i) interpret and administer the Plan and Award Agreements; (ii) establish, amend and rescind any rules and regulations relating to the Plan and Award Agreements; and (iii) make any other determinations that the Committee deems necessary or desirable for the administration of the Plan and Award Agreements. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan and any Award Agreement in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable. Any decision of the Committee with respect to the administration and interpretation of the Plan and any Award Agreement shall be final, conclusive and binding on all parties concerned.

C.

The delegation by the Board to a committee of the administration of the Plan may be rescinded by the Board at any time, in which case references to the Committee shall be read as though they referred to the Board.

D.	Notwithstanding anything to the contrary in the Plan:

(i)

the maximum number of Shares which may be issued pursuant to, or paid in satisfaction of, Awards granted to any one Participant under the Plan in any calendar year shall not exceed 6.00% of the total issued and outstanding Shares at the commencement of such calendar year, subject to the adjustments provided in Section 4(B);

(ii)

the maximum number of Shares which may be issued pursuant to, or paid in satisfaction of, Awards granted to Insiders at any time under the Plan and under all of the Corporation’s Other Share or Performance-Based Awards shall not exceed 10% of the total issued and outstanding Shares, subject to the adjustments provided in Section 4(B);

(iii)

the maximum number of Shares which may be issued pursuant to, or paid in satisfaction of, Awards granted to Insiders within any one-year period under the Plan and under all of the Corporation’s Other Share or Performance-Based Awards shall not exceed 10% of the total issued and outstanding Shares at the commencement of such one-year period, subject to the adjustments provided in Section 4(B);

(iv)

the maximum number of Shares which may be issued pursuant to, or paid in satisfaction of, Awards granted to members of the Board who are not officers or employees of the Corporation or an Affiliate shall be limited to 1% of the total issued and outstanding Shares; and

(v)

members of the Board who are not officers or employees of the Corporation or an Affiliate shall not be eligible to be granted Options, Share Appreciation Rights or Restricted Share Units pursuant to the Plan.

E.	Awards granted to Participants resident for tax purposes in the United States will also be governed by the terms and conditions set forth in the Special Appendix to the Plan.

F.

Subject to the terms of the Plan and Applicable Laws, the Committee may delegate to one or more officers or managers of the Corporation or an Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards.

G.	The Committee may correct any defect, omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it deems desirable to carry the Plan into effect.

4.	SHARES AVAILABLE FOR AWARDS

A.	Shares Available. Subject to adjustment as provided in Section 4(B):

(i)

Calculation of Number of Shares Available. The maximum number of Shares which may be issued pursuant to, or paid in satisfaction of, Awards granted under the Plan shall be equal to 10% of the total issued and outstanding Shares from time to time.

(ii)

Shares Becoming Again Available. If an Award granted under the Plan is terminated or cancelled for any reason whatsoever, including by virtue of such Award lapsing or expiring or being forfeited, exercised, settled or paid out, the number of Shares which may have been issued pursuant to, or paid in satisfaction of, that Award shall, except to the extent of any Shares that were actually issued pursuant to or in satisfaction of the Award, become available for the purpose of granting other Awards under the Plan.

(iii)	Accounting for Awards. For purposes of this Section 4,

a)	If an Award may be settled, whether in whole or in part and whether at the option of the Participant, the Corporation or the Committee, in Shares, then the maximum number of

Shares which the Participant may be entitled to receive upon settlement of the Award shall, on the date of grant of that Award, be counted against (x) the total number of Shares otherwise available for granting Awards under the Plan and (y) the maximum number of Shares that the Participant may be eligible to receive pursuant to Section 3(D); and

b)

An Award other than an Award described in Section 4(A)(iii)(a) may, at the discretion of the Committee, reduce the total number of Shares otherwise available for granting Awards under the Plan and be counted against the maximum number of Shares a Participant may be eligible to receive pursuant to Section 3(D) in that amount and at such time as the Committee determines under procedures adopted by the Committee consistent with the purposes of the Plan.

Any Shares that are delivered by the Corporation, and any Awards that are granted by, or become obligations of, the Corporation, through the assumption by the Corporation or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired corporation will be counted against the Shares available for granting Awards under the Plan.

(iv)

Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to or in satisfaction of an Award (other than an Option) may consist, in whole or in part, of authorized and unissued Shares or of outstanding Shares acquired on the open market through the facilities of a Broker. Any Shares delivered pursuant to the exercise or settlement of an Option shall consist of authorized and unissued Shares.

B.

Adjustments In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, share split, share dividend, reverse share split, reorganization, merger, take-over bid, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of GTWY or the Corporation, issuance of warrants or other rights to purchase Shares or other securities of GTWY or the Corporation, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and any Awards granted under the Plan, then the Committee will, in any manner as it may deem equitable, subject to, if applicable, approval of the Principal Market, adjust any or all of (i) the number and kind of Shares or other securities which thereafter may be made the subject of Awards, (ii) the number and kind of Shares or other securities subject to outstanding Awards, and (iii) the Fair Market Value, Exercise Price, Base Price or other amount with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award that may be settled in Shares will always be a whole number. Notwithstanding the foregoing, any adjustments made pursuant to this Section 4(B) shall be such that the “in-the-money” value of any Option or Share Appreciation Right granted under the Plan shall not be increased, that all Options are continuously governed by section 7 of the Tax Act, and that all Share Appreciation Rights, Deferred Share Units and Restricted Share Units shall continuously meet the requirements to be exempted from the definition of “salary deferral arrangement” in subsection 248(1) of the Tax Act.

C.

Significant Events. If a Significant Event occurs, and unless otherwise provided in an Award Agreement or a written employment contract between the Corporation and a Participant and except as otherwise set out in this Section 4(C), the Committee, in its sole discretion, may provide that (i) the successor corporation will assume each Award or replace it with a substitute Award on terms substantially similar to the existing Award, (ii) the Committee may permit the acceleration of vesting of any or all Awards, (iii) the Awards shall be surrendered for a cash payment equal to the Fair Market Value thereof, or (iv) any combination of the foregoing will occur, provided that the replacement of any Option with a substitute Option shall comply with the provisions of subsection 7(1.4) of the Tax Act and such substitute Option shall continuously be governed by Section 7 of the Tax Act, and the replacement of any Award (other than an Option) with a substitute Award shall be such that replacement shall not result in either the original Award nor the substitute Award being a “salary deferral arrangement” (as defined in the Tax Act).

5.	ELIGIBILITY

Any Employee will be eligible to be designated a Participant.

6.	AWARDS

A.	Options. The Committee is hereby authorized to grant, to Eligible Employees, Options in accordance with this Section 6(A) and the provisions of the Plan.

(i)

Award Agreement. Each grant of Options shall be set out in an Award Agreement, in the form attached in Schedule “B” or such other form as may be approved by the Committee, containing the applicable terms and conditions required by this Section 6(A) and any additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee determines at the time of the grant of such Options.

(ii)

Exercise Price. The purchase price per Share purchasable pursuant to an Option (the “Exercise Price”) shall be determined by the Committee and set out in the Award Agreement; provided, however, that the Exercise Price pursuant to any Option shall not be less than the Fair Market Value of a Share on the date prior to the grant of that Option.

(iii)

Vesting and Exercise. Subject to Section 6(A)(iv), Section 7 and Section 9(F) of the Plan, the vesting conditions, the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the Exercise Price with respect thereto may be made shall be determined by the Committee and set out in the Award Agreement.

(iv)

Cashless Exercise. Notwithstanding anything else contained in any Award Agreement in respect of any Option, at or after the time that an Option may be exercised by a Participant, the Participant shall be entitled to elect to surrender, in whole or in part, his or her rights under the Option by written notice to the Corporation stating that such Participant wishes to surrender the Option in exchange for a payment by his or her Employer of a cash amount per Option so surrendered equal to the difference between the Fair Market Value of a Share on the date of surrender and the Exercise Price pursuant to the Option surrendered. The Board shall have the sole discretion to consent to or disapprove of any election by a Participant to surrender Options and receive cash pursuant to this Section 6(A)(iv). If the Board disapproves such an election, the election by the Participant to surrender his or her rights under the Option shall be deemed not to constitute an exercise of the Option, and the Participant shall be entitled to retain the Option unexercised and exercise the Option in the normal course.

B.	Share Appreciation Rights. The Committee is hereby authorized to grant, to Eligible Employees, Share Appreciation Rights in accordance with this Section 6(B) and the provisions of the Plan.

(i)

Award Agreement. Each grant of a Share Appreciation Right shall be set out in an Award Agreement, in the form attached in Schedule “B” or such other form as may be approved by the Committee, containing the applicable terms and conditions required by this Section 6(B) and any additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee determines at the time of the grant of such Share Appreciation Right.

(ii)

Grant in Respect of Future Services. Notwithstanding anything contained in the Plan or in an Award Agreement, a Share Appreciation Right shall be granted to a Participant solely in respect of the services of the Participant to be rendered to the Corporation or an Affiliate, as applicable, subsequent to the date of the grant of such Share Appreciation Right, and not in respect of past services.

(iii)

Base Price. The Base Price in respect of a Share Appreciation Right shall be determined by the Committee and set out in the Award Agreement; provided, however, that the Base Price in respect of any Share Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant of that Share Appreciation Right.

(iv)

Vesting and Exercise. Subject to Section 7 and Section 9(F) of the Plan, Share Appreciation Rights shall vest at such times, in such installments and subject to such terms and conditions as may be determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the applicable Award Agreement, a Vested Share Appreciation Right shall be exercisable, from time to time, within the period commencing on the date such Share Appreciation Rights vested and ending on December 15th of the calendar year in which the Share Appreciation Rights vested.

(v)

Settlement. Upon exercise of a Vested Share Appreciation Right, a Participant shall, subject to payment or other satisfaction of Applicable Withholding Taxes, be entitled to receive from the Employer in respect of each Vested Share Appreciation Right so exercised an amount equal to the amount, if any, by which the Fair Market Value of a Share on the date of exercise exceeds the Base Price in respect of the Vested Share Appreciation Right. The Corporation or an Affiliate, as applicable, shall be entitled to satisfy its obligation to make a payment to a Participant in accordance with this Section 6(B)(v) by paying or delivering to the Participant cash, Shares or any combination thereof as determined by the Committee. In the case of payment by delivery of Shares, the number of Shares to be delivered shall be determined by dividing (x) the aggregate value to be paid to the Participant by delivery of Shares, by (y) the Fair Market Value of a Share on the date immediately preceding the date such delivery of Shares is made.

C.	Restricted Share Units. The Committee is hereby authorized to grant, to Eligible Employees, Restricted Share Units in accordance with this Section 6(C) and the provisions of the Plan.

(i)

Award Agreement. Each grant of a Restricted Share Unit shall be set out in an Award Agreement, in the form attached in Schedule “B” or such other form as may be approved by the Committee, containing the applicable terms and conditions required by this Section 6(C) and any additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee determines at the time of the grant of such Restricted Share Unit; provided, however, that the terms and conditions governing any Restricted Share Unit shall be such that the Restricted Share Unit at all times qualifies for and complies with the requirements of paragraph (k) of the exception to the definition of “salary deferral arrangement” in subsection 248(1) of the Tax Act.

(ii)

RSU Service Year. At the time of grant of a Restricted Share Unit, the Committee shall specify the year of service of the Participant in respect of which the Restricted Share Unit is being granted (the “RSU Service Year”). Notwithstanding anything contained in the Plan, all Restricted Share Units granted shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages received by such Participant in respect of his or her services as an Employee.

(iii)

Restricted Share Unit Account. The Corporation shall, in its books and records, maintain an account, to be known as the “Restricted Share Unit Account”, in respect of each Participant who is granted a Restricted Share Unit. On the date of grant, a Participant’s Restricted Share Unit Account will be credited, by way of a book-keeping entry, with the number of Restricted Share Units granted to the Participant on that date. Upon the redemption, lapse, expiry, termination or cancellation of any Restricted Share Unit granted to a Participant, the number of Restricted Share Units credited to the Participant’s Restricted Share Unit Account shall be reduced by the number of Restricted Share Units so redeemed, lapsed, expired, terminated or cancelled.

(iv)

Dividend Equivalents. Unless otherwise determined by the Committee in its sole discretion or as may otherwise be set out in the applicable Award Agreement, on any payment date for cash dividends on Shares (each, a “Dividend Payment Date”), the Restricted Share Unit Account of

each Participant who has been granted Restricted Share Units that have not lapsed or expired or been redeemed, terminated or cancelled shall be credited with additional Restricted Share Units as of the applicable record date for payment of such dividends (the “Dividend Record Date”). The number of such additional Restricted Share Units to be credited to the Participant’s Restricted Share Unit Account shall be calculated (to two decimal places) by dividing (x) the total amount of the dividends that would have been paid to such Participant if the Restricted Share Units credited to the Participant’s Restricted Share Unit Account (including fractions thereof) as of the Dividend Record Date (after taking into account any adjustments required pursuant to the last sentence of Section 6(C)(iii)) were Shares, by (y) the Fair Market Value of a Share on the date that is three business days prior to the Dividend Record Date. Notwithstanding the foregoing, no Restricted Share Units shall be credited to a Participant’s Restricted Share Unit Account pursuant to this Section 6(D)(iv) in respect of any dividends paid on any Dividend Payment Date to the extent the applicable Dividend Record Date falls after the Participant’s Termination Date.

(v)

Vesting. Subject to Section 6(C)(vi) and Section 7 of the Plan, the Committee may impose such terms and conditions relating to the vesting of a Restricted Share Unit as it may deem appropriate. Notwithstanding anything in the Plan or an Award Agreement, the latest date on which a Restricted Share Unit may become a Vested Restricted Share Unit shall in no circumstances be later than December 15 of the third calendar year immediately following the RSU Service Year in respect of which the Restricted Share Unit is granted.

(vi)

Performance Restricted Share Units. The Committee may, at the time Restricted Share Units are granted to a Participant under the Plan, designate all or a portion of such Restricted Share Units as Performance Restricted Share Units. In the event that Restricted Share Units are designated as Performance Restricted Share Units, such Performance Restricted Share Units shall vest based in whole or in part on the Performance Criteria set forth in the applicable Award Agreement; provided, however, that notwithstanding anything in the Plan or an Award Agreement, the latest date on which a Performance Restricted Share Unit may become a Vested Restricted Share Unit shall in no circumstances be later than December 15 of the third calendar year immediately following the RSU Service Year in respect of which the Performance Restricted Share Unit is granted.

(vii)

Redemption and Payment. The Committee shall, at its discretion, determine the date (the “RSU Redemption Date”) on which such a Vested Restricted Share Unit shall be redeemed; provided that the RSU Redemption Date in respect of a Restricted Share Unit shall not under any circumstances be later than December 31 of the third calendar year immediately following the RSU Service Year in respect of which the Restricted Share Unit is granted (the “RSU Outside Payment Date”). All of a Participant’s Vested Restricted Share Units shall be redeemed on the applicable RSU Redemption Date and the Employer shall pay to the Participant (or the Participant’s Beneficiary, as applicable) an amount equal to the Fair Market Value, on the RSU Redemption Date, of a Restricted Share Unit for each Vested Restricted Share Unit so redeemed. Such amount shall, after deduction of any Applicable Withholding Taxes, be paid in cash or, at the choice of the Employer, Shares in accordance with Section 10 or any combination of cash and Shares. Notwithstanding any other provision of the Plan or any Award Agreement, any and all amounts payable to a Participant (or the Participant’s Beneficiary, as applicable) in respect of any Restricted Share Unit shall be paid no later than the RSU Outside Payment Date in respect of such Restricted Share Unit.

D.

Deferred Share Units. The Committee is hereby authorized to grant Participants that are non-management members of the Board, Deferred Share Units in accordance with this Section 6(D) and the provisions of the Plan.

(i)	Award Agreement. Each grant of a Deferred Share Unit shall be set out in an Award Agreement in the form attached in Schedule “B” or such other form as may be approved by the Committee,

containing the applicable terms and conditions required by this Section 6(D) and any additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee determines at the time of the grant of such Deferred Share Unit; provided, however, that the terms and conditions of any Deferred Share Unit shall be such that the Deferred Share Unit at all times qualifies for and complies with the requirements of paragraph (l) of the exception to the definition of “salary deferral arrangement” in subsection 248(1) of the Tax Act.

(ii)

Deferred Share Unit Account. The Corporation shall, in its books and records, maintain an account, to be known as the “Deferred Share Unit Account”, in respect of each Participant who is granted a Deferred Share Unit. On the date of grant, a Participant’s Deferred Share Unit Account will be credited, by way of a book-keeping entry, with the number of Deferred Share Units granted to the Participant on that date. Upon the redemption, lapse, expiry, termination or cancellation of any Deferred Share Units granted to a Participant, the number of Deferred Share Units credited to the Participant’s Deferred Share Unit Account shall be reduced by the number of Deferred Share Units so redeemed, lapsed, expired, terminated or cancelled.

(iii)

Dividend Equivalents. Unless otherwise determined by the Committee in its sole discretion or as may otherwise be set out in the applicable Award Agreement, on any Dividend Payment Date the Deferred Share Unit Account of each Participant who has been granted Deferred Share Units that have not lapsed or expired or been redeemed, terminated or cancelled shall be credited with additional Deferred Share Units as of the applicable Dividend Record Date. The number of such additional Deferred Share Units to be credited to the Participant’s Deferred Share Unit Account shall be calculated (to two decimal places) by dividing (i) the total amount of the dividends that would have been paid to such Participant if the Deferred Share Units credited to the Participant’s Deferred Share Unit Account (including fractions thereof) as of the Dividend Record Date were Shares, by (ii) the Fair Market Value of a Share on the date that is three business days prior to the Dividend Record Date. Notwithstanding the foregoing, no Deferred Share Units shall be credited to a Participant’s Deferred Share Unit Account pursuant to this Section 6(D)(iii) in respect of any dividends paid on Shares where the Dividend Record Date relating to such dividends falls after the Termination Date of the Participant.

(iv)	Vesting. Subject to Section 6(D)(viii) and Section 7 of the Plan, the Committee may impose such terms and conditions relating to the vesting of a Restricted Share Unit as it may deem appropriate.

(v)

Redemption. The Committee shall, at its discretion, determine the date (the “DSU Redemption Date”) on which a Participant’s Vested Deferred Share Units shall be redeemed; provided that the DSU Redemption Date in respect of a Participant shall not under any circumstances be later than December 31 of the first calendar year commencing after the DSU Trigger Date of the Participant (the “DSU Outside Payment Date”). All of a Participant’s Vested Deferred Share Units shall be redeemed on the applicable DSU Redemption Date and the Employer shall pay to the Participant (or the Participant’s Beneficiary, as applicable) an amount in respect of each Vested Deferred Share Unit so redeemed in accordance with Section 6(D)(vi).

(vi)

Payment. Upon the redemption of a Participant’s Vested Deferred Share Unit, the Employer shall pay to the Participant (or the Participant’s Beneficiary, as applicable) an amount equal to the Fair Market Value of the Vested Deferred Share Unit so redeemed, which Fair Market Value shall be determined as of a date, selected by the Committee in its discretion, that is within the period that commences one year before the applicable DSU Trigger Date and ends on the applicable DSU Redemption Date. Such amount shall, after deduction of any Applicable Withholding Taxes, be paid in cash or, at the choice of the Employer, Shares in accordance with Section 10 or any combination of cash and Shares. Notwithstanding any other provision of the Plan or an Award Agreement, any and all amounts payable to a Participant (or the Participant’s Beneficiary, as applicable) in respect of any Deferred Share Unit shall be paid no later than the DSU Outside Payment Date in respect of such Participant.

(vii)

No Additional Amounts. No Participant who is granted Deferred Share Units, nor any person who does not deal at non-arm’s length (within the meaning of the Tax Act) with such a Participant, shall be entitled, under the Plan or otherwise, either immediately or in the future, either absolutely or contingently, to receive or obtain any amount or benefit granted or to be granted for the purposes of reducing the impact, in whole or in part, of any reduction in the Fair Market Value of a Deferred Share Unit.

(viii)

Conversion of Compensation into Deferred Share Units. Subject to the consent of and to such rules, regulations and conditions as the Committee, in its sole discretion, may impose, a Participant may irrevocably elect, no later than December 15th of the calendar year preceding the year in which the election is to be effective, to have all or any portion of the ordinary cash compensation (the “Cash Compensation”) that would otherwise be payable to the Participant by his or her Employer for services to be performed in the calendar year following the date of the election, satisfied by way of Deferred Share Units credited to the Participant’s Deferred Share Unit Account. Such election shall be made by completing and delivering to the Corporation an initial written election, in a form substantially similar to the form specified in Schedule “A” or “A-1”, as applicable, setting out the percentage or amount of such Participant’s Cash Compensation that the Participant wishes to be satisfied in the form of Deferred Share Units (with the remaining percentage or amount to be paid in cash), within the limitations of Section 6(D)(viii)(c). Any such election, once made, shall be irrevocable and binding on the Participant for the calendar year with respect to which the election is made and for each subsequent year unless the Participant revokes the election or makes a new election in accordance with this Section 6(D)(viii). All Deferred Share Units granted pursuant to an election under this Section 6(D)(viii) shall immediately be Vested Deferred Share Units.

a)

A Participant who has made an election pursuant to this Section 6(D)(viii) for a calendar year may (x) change the percentage or amount of his or her Cash Compensation to be satisfied in the form of Deferred Share Units for any subsequent calendar year by completing and delivering to the Corporation a new written election no later than December 15th of the calendar year immediately preceding the calendar year to which the new election relates, or (y) revoke the prior election for any subsequent calendar year by completing and delivering to the Corporation a new revocation of election no later than December 15th of the calendar year immediately preceding the calendar year to which the renovation of election relates.

b)

Notwithstanding anything in this Section 6(D)(viii), an election or revocation of election can only be made during the Trading Window; provided that no election or revocation of election will be permitted to be made or altered after December 31st of the calendar year immediately preceding the calendar year in which the election or revocation of election is to be effective.

c)

An election made by a Participant under this Section 6(D)(viii) shall be in the form attached to the Plan as Schedule “A”, or such other form as may be prescribed by the Committee, and shall designate the percentage or amount of the Participant’s Cash Compensation that is to be satisfied in the form of Deferred Share Units.

7.	TERMINATION OF EMPLOYMENT.

Except as otherwise provided in the applicable Award Agreement, and subject to any express resolution passed by the Board or exercise of discretion by the Committee, and further subject to the conditions that no Option or Share Appreciation Right may be exercised, in whole or in part, after the expiration of the period specified in the applicable Award Agreement and that no payment can be made in respect of a Restricted Share Unit or Deferred Share Unit other than during the time periods specified in Sections 6(C) and (D), as applicable:

A.

Subject to the remaining provisions of this Section 7, on a Participant’s Termination Date, any Options, Share Appreciation Rights, Restricted Share Units or Deferred Share Units granted to such Participant which have not vested on or prior to the Participant’s Termination Date shall terminate and become null and void as of such date and shall be cancelled without payment.

B.

Upon the termination of a Participant’s Employment as a result of the Participant’s death, Disability, Retirement, termination by the Employer without Cause, or voluntary termination by the Participant for Good Reason, all of the Participant’s Vested Options and Vested SARs (including, for greater certainty, any Options or SARs that become Vested Options or Vested SARs pursuant to Section 7(F)) shall remain exercisable for a period of twelve months from the Participant’s Termination Date. Any Vested Options or Vested SARs not exercised within such twelve month period shall immediately terminate and become null and void and shall be cancelled without payment.

C.

Upon the termination of a Participant’s Employment for any reason other than as described in Section 7(B), all of the Participant’s Vested Options or Vested SARs shall remain exercisable for a period of thirty days from the Participant’s Termination Date. Any Vested Options or Vested SARs not exercised within such thirty day period shall immediately terminate and become null and void and shall be cancelled without payment.

D.

Upon the termination of a Participant’s Employment, all of the Participant’s Vested Restricted Share Units and Vested Deferred Share Units (including, for greater certainty, any Restricted Share Units or Deferred Shares Units that become Vested Restricted Share Units or Vested Deferred Share Units pursuant to Section 7(E) or (F), as applicable), shall be redeemed and paid out in accordance with Sections 6(C) and (D), as applicable.

E.

Upon the termination of a Participant’s Employment as a result of the Participant’s death, Disability, Retirement, termination by the Employer without Cause, or voluntary termination by the Participant for Good Reason, all of the Deferred Share Units standing to the credit of the Participant in the Participant’s Deferred Share Unit Account at the commencement of the Participant’s Termination Date shall become Vested Deferred Share Units on the Participant’s Termination Date.

F.	Where a Participant’s Termination Date occurs as a result of the Participant’s termination of Employment by the Employer without Cause:

(i)

All Options or SARs granted to the Participant which have not lapsed, expired or otherwise been terminated or cancelled prior to the Termination Date and which have not become Vested Options or Vested SARs on or prior to the Participant’s Termination Date (determined without regard to this Section 7), shall become Vested Awards on the Participant’s Termination Date.

(ii)

All Restricted Share Units standing to the credit of the Participant in the Participant’s Restricted Share Unit Account at the Termination Date which have not otherwise become Vested Restricted Share Units on or prior to the Termination Date (determined without regard to this Section 7), shall become Vested Restricted Share Units on the Participant’s Termination Date.

G.	Where a Participant’s Termination Date occurs as a result of the Participant’s death, Disability, retirement or voluntary termination by the Participant for Good Reason:

(i)

In respect of any Options or SARs granted to the Participant which have not lapsed, expired or otherwise been terminated or cancelled prior to the Termination Date and which have not become Vested Options or Vested SARs on or prior to the Participant’s Termination Date (determined without regard to this Section 7), a pro rata proportion of such Awards shall become Vested Awards on the Participant’s Termination Date based on the ratio that (x) the number of days during the vesting period that the Participant was actively employed by the Corporation or an Affiliate is of (y) the number of full days in the applicable vesting period.

(ii)

In respect of any Restricted Share Units standing to the credit of the Participant in the Participant’s Restricted Share Unit Account at the Termination Date which have not otherwise become Vested Restricted Share Units on or prior to the Termination Date (determined without regard to this Section 7), a pro rata proportion of such Restricted Share Units shall become Vested

Restricted Share Units on the Participant’s Termination Date based on the ratio that (x) the number of days during the vesting period that the Participant was actively employed by the Corporation or an Affiliate is of (y) the number of days in the applicable vesting period.

(iii)

For example, if the Participant’s vesting periods occur every six months and such Participant’s Employment is terminated on the basis of Retirement on a date that is exactly three months prior to the next date of vesting, pursuant to his or her Award Agreement, then on that applicable Termination Date, such Participant would have immediately vested to him or her 50% of what he or she would have been entitled to on such next date of vesting.

8.	AMENDMENTS AND ADJUSTMENTS

Except to the extent prohibited by Applicable Law and unless otherwise expressly provided in an Award Agreement or in the Plan:

A.

Amendments to the Plan. Subject to the requirements of Applicable Law, rules and regulations (including applicable stock exchange rules), the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or Beneficiary of an Award, or other Person; provided, however, that, subject to the Corporation’s rights to adjust Awards under Sections 8(C) and (D), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant or holder or Beneficiary of any Award previously granted will not to that extent be effective without the consent of the Participant or holder or Beneficiary, as the case may be, of such Award, such consent not to be unreasonably withheld; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination will be made, without the approval of the shareholders of the Corporation, that would:

(i)	increase the total number of Shares available for Awards under the Plan, except as provided in Section 4;

(ii)	reduce the Exercise Price or extend the term of any Award benefiting an insider of the Corporation; or

(iii)	otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement.

B.

Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award previously granted, prospectively or retroactively; provided, however, that, subject to the Corporation’s rights to adjust Awards under Sections 8(C) and (D), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or Beneficiary of any Award previously granted will not to that extent be effective without the consent of the Participant or holder or Beneficiary, as the case may be, of such Award.

C.

Adjustment of Awards upon Certain Acquisitions. In the event the Corporation or any Affiliate assumes outstanding employee awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, the Committee may, subject to, if applicable, approval of the Principal Market, make any adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it deems appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

D.

Adjustments of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to, if applicable, approval of the Principal Market, the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Sections 4(B)

and 4(C)) affecting the Corporation, any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that those adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

9.	OTHER PROVISIONS

A.	Acceleration. Notwithstanding anything else herein contained, the Committee may, in its sole discretion, at any time permit the acceleration of vesting of any or all Awards.

B.	No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by Applicable Law.

C.

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in substitution for any other Award. Awards granted in addition to other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

D.

Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation or an Affiliate upon the grant, exercise, surrender, redemption or payment of an Award may be made in such form or forms as the Committee will determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. The Committee may provide for financing by broker-dealers (including payment by the Corporation of commissions) and may establish procedures (including broker-dealer assisted cashless exercise) for payment of Applicable Withholding Taxes.

E.	Limits on Transfer of Awards.

(i)

No Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will, by the laws of descent and distribution or by the designation of a Beneficiary by a Participant and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance will be void and unenforceable against the Corporation or any Affiliate.

(ii)

Each Award, and each right under any Award, will be exercisable during the Participant’s lifetime only by the Participant or, if permissible under Applicable Law, by the Participant’s guardian or legal representative.

F.

Terms of Awards. Subject to the terms of the Plan, the term of each Award will be for such period as may be determined by the Committee; provided, however, that the term of any Award of Options or Share Appreciation Rights shall not exceed a period of ten years from the date of its grant. In circumstances where the expiry date for an Option or Share Appreciation Right falls within, or within ten business days after the end of, a “general black-out” period, “specific black-out” period or similar period imposed under the Corporation’s confidentiality and insider trading policy or similar policy of the Corporation (but not, for greater certainty, a restrictive period resulting from the Corporation or its Insiders being the subject of a cease trade order of a securities regulatory authority), then the expiry date of the Option or Share Appreciation Right shall be the tenth business day after the end of the applicable “general black-out” period, “specific black-out period” or similar period.

G.

Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise or redemption thereof will be subject to any stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of

Canadian securities regulators, the securities and exchange commission, any stock exchange upon which such Shares are then listed, and any applicable federal, state, provincial or territorial securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

H.

Delivery of Shares or Other Securities and Payment by Participant of Consideration. No Shares or other securities will be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Corporation. Such payment may be made by such method or methods and in such form or forms as the Committee will determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Corporation, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Corporation.

I.

No Shareholder Rights. Under no circumstances shall Options, Share Appreciation Rights, Restricted Share Units, Deferred Share Units or any other Award made under the Plan be considered Shares or other securities of the Corporation, nor shall they entitle any Participant to exercise voting rights or any other rights attaching to the ownership of Shares or other securities of the Corporation, including, without limitation, voting rights, dividend entitlement rights (except as provided in Sections 6(C)(iv) and 6(D)(iii)) or rights on liquidation, nor shall any Participant be considered the owner of Shares by virtue of any Award.

J.

Other Awards. The Committee is hereby authorized to grant to Participants “Other Share or Performance-Based Awards”, which shall consist of a right that: (i) is not an Award described in any other provision of the Plan, and (ii) is (A) denominated or payable in, (B) valued, in whole or in part, by reference to, or (C) otherwise based on or related to, Shares (including, without limitation, units or securities convertible into Shares) or cash, in each case as may be deemed by the Committee, in its sole discretion, to be consistent with the purposes of the Plan.

10.	DISCRETION TO PAY RESTRICTED SHARE UNITS AND DEFERRED SHARE UNITS IN SHARES

A.

Discretion to Pay in Shares. Subject to Section 10(B) and the payment date conditions in Sections 6(C)(vii) and 6(D)(vi), as applicable, an Employer shall have the right, in its sole discretion, to require that all or a portion of the amount payable to a Participant upon the redemption of any Restricted Share Units or Deferred Share Units shall, after deduction of any Applicable Withholding Taxes, be used to purchase, on behalf of the Participant or the Participant’s Beneficiary, as applicable, Shares on the open market in accordance with the provisions of Sections 10(B) and 10(D), and on delivery or credit of such Shares to or for the account of the Participant or the Participant’s Beneficiary, as applicable, the Employer shall be fully discharged of its obligations pursuant to the Plan to pay such amount and the Restricted Share Units or Deferred Share Units in respect of which such payment was made shall be cancelled and no further payments shall be made under the Plan in respect of such Restricted Share Units or Deferred Share Units, as applicable.

B.

Purchase of Shares. In the event the Employer exercises its right under Section 10(A), the Committee shall, prior to 11:00 a.m. on the Participant’s RSU Redemption Date or DSU Redemption Date, as applicable, notify the Broker as to the value of the redeemed Restricted Share Units or Deferred Share Units, as applicable, after deduction of Applicable Withholding Taxes, to be used by the Broker to purchase Shares on behalf of the Participant on the open market. As soon as practicable thereafter, and subject always to the payment date conditions in Section 6(C)(vii) or Section 6(D)(vi), as applicable, the Broker shall purchase on the open market the maximum number of Shares possible at such time with the value disclosed by the Committee and shall notify the Participant and the Committee of: (i) the number of Shares purchased; (ii) the aggregate purchase price of the Shares (“Aggregate Purchase

Price”); (iii) the purchase price per Share or, if the Shares were purchased at different prices, the average purchase price (computed on a weighted average basis) per Share; (iv) the amount of any related brokerage commission; and (v) the settlement date for the purchase of the Shares, which settlement date shall not be a date after the RSU Outside Payment Date or DSU Outside Payment Date, as applicable. On the settlement date in respect of the Shares purchased hereunder, upon payment of the Aggregate Purchase Price and related brokerage commission by the Employer, the Broker shall, in accordance with the instructions of the Participant or the Participant’s Beneficiary, as applicable, deliver to the Participant or the Participant’s Beneficiary, as applicable, a certificate representing such Shares, or credit such Shares to an account with the Broker in the name of the Participant or the Participant’s Beneficiary, as applicable.

C.

Payment of Balance Remaining on Share Purchase. If, after the application of the value of a Participant’s redeemed Restricted Share Units or Deferred Share Units, as applicable, as provided for in Section 7(B), an amount remains payable under the Plan in respect of the Restricted Share Units or Deferred Share Units so redeemed, the Employer shall pay such amount in cash to the Participant or the Participant’s Beneficiary, as applicable, in accordance with Section 6(C) or (D), as applicable.

D.

Purchase by Broker. Purchases of Shares pursuant to the Plan shall be made on the open market by the Broker. Any designation of a Broker may be changed by the Participant from time to time. Upon designation of a Broker or at any time thereafter, the Committee may on behalf of the Corporation and any Employer elect to provide the designated Broker with a letter agreement to be executed by the Broker and entered into with the Participant and to which the Corporation and any Employer would also be a party, setting forth, inter alia, (i) the Broker’s concurrence to being so designated, and agreement to act for the Participant’s account in accordance with customary usage of the trade with a view to obtaining the best share price for the Participant and to settle the purchase by delivering share certificates for the Shares purchased or by crediting such Shares to an account in the name of the Participant or the Participant’s Beneficiary, as applicable, in accordance with the instructions of the Participant or the Participant’s Beneficiary, as applicable, upon payment by the applicable Employer of the purchase price and related reasonable brokerage commission; and (ii) the Employer’s agreement to notify the Broker of the number of Shares to be purchased and to pay the purchase price and the related reasonable brokerage commission on behalf of the Participant or the Participant’s Beneficiary, as applicable, provided however that no terms of said letter agreement shall have the effect of making the Broker or deeming the Broker to be an affiliate of (or not independent from) the Corporation and any corporation related (within the meaning of the Tax Act) to the Corporation for purposes of any applicable corporate, securities or stock exchange requirement.

11.	GENERAL PROVISIONS

A.

Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Corporation against the reasonable expenses, including legal fees, actually incurred in connection with any action, suit or proceeding, or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Corporation, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner that such person reasonably believed to be in the best interests of the Corporation or, in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Corporation the opportunity at its own expense to handle and defend such action, suit or proceeding.

B.

Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or the restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant.

C.

Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

D.

No Right to Awards. No Employee or any other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

E.

Taxes and other Withholdings. The Corporation or any Affiliate will be authorized to deduct or withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant such amount (in cash, Shares, other securities, other Awards, or other property) as may be necessary so as to ensure GTWY, the Corporation and any Affiliate will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions or amounts (the “Applicable Withholding Taxes”) which are due and payable in respect of an Award, its exercise, or any payment or transfer under such Award under the Plan, and to take any other action as may be necessary in the opinion of GTWY, the Corporation or Affiliate, as applicable, acting reasonably, to satisfy all obligations for the payment of those Applicable Withholding Taxes and other applicable fees, including, for greater certainty, requiring a Participant, as a condition to the exercise or redemption of an Award, to pay or reimburse GTWY, the Corporation or Affiliate, as applicable, for any Applicable Withholding Taxes or other applicable fees. GTWY, the Corporation or Affiliate may sell any Shares, or other securities or property, withheld in such manner and on such terms as it deems appropriate, and shall apply the proceeds of such sale to the payment of Applicable Withholding Taxes or other applicable fees, and shall not be liable for any inadequacy or deficiency in the proceeds received, or any amounts that would have been received, had such Shares, other securities or property been sold in a different manner or on different terms. Neither GTWY, the Corporation nor any Affiliate shall be held responsible for any tax or other liabilities or consequences which result from the Participant’s participation in the Plan, including any employment related taxes or benefit costs, whether or not such costs are the primary responsibility of GTWY, the Corporation or Affiliate.

F.

No Limit on Other Compensation Arrangements. Nothing contained in the Plan will prevent the Corporation or any Affiliate from adopting, or continuing in effect, other or additional compensation arrangements, and those arrangements may be either generally applicable or applicable only in specific cases.

G.

Collection of Personal Information. Each Participant shall provide the Corporation, the Board and the Committee with all information they require in order to administer the Plan. The Corporation, the Board and the Committee may from time to time transfer or provide access to such information to a third party service provider for purposes of the administration of the Plan, provided that such service providers will be provided with such information for the sole purpose of providing such services to the Corporation. By participating in the Plan, each Participant acknowledges that information may be so provided and agrees to its provision on the terms set forth herein. Except as specifically contemplated in this Section 11(G), the Corporation, the Board and the Committee shall not disclose the personal information of a Participant except: (i) in response to regulatory filings or other requirements for the information by a governmental authority with jurisdiction over the Corporation; (ii) for the purpose of complying with a subpoena, warrant or other order by a court, person or body having jurisdiction to compel production of the information; or (iii) as otherwise required by law. In addition, personal information of Participants may be disclosed or transferred to another party during the course of, or completion of, a change in ownership of, or the grant of a security interest in, all or a part of the Corporation or its Affiliates including through an asset or share sale, or some other form of business combination, take-over bid, merger or joint venture, provided that such party is bound by appropriate agreements or obligations.

H.

No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an Employee, whether as an employee, officer or director, of the Corporation or any Affiliate, for any period or length of time. Further, the Corporation or an Affiliate shall at any time, for any reason, be entitled to dismiss any Participant, whether as an employee, officer or director, notwithstanding any other provision of, or right of the Participant under this Plan. Neither any period of notice, nor any payment in lieu thereof, upon the termination of a Participant’s Employment, shall extend the period of employment of any Employee for the purposes of this Plan, or for the purpose of determining any right or entitlement of a Participant or his or her Beneficiary under the Plan.

I.	Neutral Gender. In this Plan, words importing the masculine gender include feminine and vice versa and words importing the singular include the plural and vice versa.

J.

Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

K.

Successors and Assigns. The Plan shall be binding on all successors and assigns of the Corporation and each Participant, including without limitation, the legal representative of a Participant, and any receiver or trustee in bankruptcy or representative of the creditors of the Corporation or a Participant.

L.

Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, that provision will be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, that provision will be stricken as to that jurisdiction, Person or Award and the remainder of the Plan and any such Award will remain in full force and effect.

M.

No Trust or Fund Created. The Plan shall be unfunded in all respects. Neither the Plan nor any Award will create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Corporation or any Affiliate pursuant to an Award, that right will be no greater than the right of any unsecured general creditor of the Corporation or any Affiliate.

N.

No Fractional Shares. No fractional Shares will be issued or delivered pursuant to the Plan or any Award, and, except as otherwise provided, the Committee will determine whether cash, other securities, or other property will be paid or transferred in lieu of any fractional Shares or whether those fractional Shares or any rights thereto will be cancelled, terminated, or otherwise eliminated.

O.

Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Those headings will not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision of the Plan.

12.	ADOPTION, APPROVAL AND EFFECTIVE DATE OF THE PLAN.

The Plan shall be adopted by the Board prior to the completion of the merger transaction contemplated in the Merger Agreement will become effective immediately prior to [●1]. The Plan shall continue in effect until its termination by the Committee.

13.	SPECIAL PROVISIONS APPLICABLE TO U.S. PARTICIPANTS

Any provision of this Plan to the contrary notwithstanding, any grant of an Award to a Participant who is a U.S. Participant (as defined in the Special Appendix attached to the Plan) shall be subject to the provisions of the Special Appendix attached to the Plan.

[1]	Bennett Jones Note: Subject to tax analysis.

SCHEDULE “A”

Gateway Casinos & Entertainment Limited

Equity Incentive Plan (the “Plan”)

Participation and Election Agreement

I hereby confirm that, as of the date written below, I am a non-management member of the board of directors of Gateway Casinos & Entertainment Limited (the “Corporation”) or one of its Affiliates and acknowledge that I have been or will be granted Deferred Share Units under the Plan and/or have elected or will elect herein to have all or a percentage of my Cash Compensation satisfied in the form of Deferred Share Units under Section 6(D)(viii) of the Plan, subject to and in accordance with the terms of the Plan and my Award Agreement.

The terms and conditions of the Plan and my Award Agreement are hereby incorporated by reference as terms and conditions of this election and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

I hereby acknowledge and confirm that:

1.	I elect to have % of my Cash Compensation satisfied in the form of Deferred Share Units.

2.	I have received and reviewed a copy of the Plan and agree to be bound by the terms and conditions of the Plan.

3.

I understand that any election I make with respect to my Cash Compensation shall be effective only with respect to compensation paid for services performed in calendar years after this Participation and Election Agreement is filed, and shall be irrevocable in respect of the calendar year it is made for and shall remain in effect until modified or revoked by the filing of a new election form in accordance with the terms of the Plan.

4.	I understand that I will not be able to cause the Corporation to redeem Deferred Share Units granted under the Plan until I am no longer a director of the Corporation or of an Affiliate.

5.

I recognize that when Deferred Share Units credited pursuant to the Plan are redeemed in accordance with the terms of the Plan after I am no longer either a director of the Corporation or of an Affiliate, income tax and other withholdings as required will arise at that time. Upon redemption of the Deferred Share Units, the Corporation or an Affiliate, as applicable, will make all appropriate withholdings as required by law at that time. Neither the Corporation nor any Affiliate has provided me with any tax advice with respect to the Plan and I acknowledge that I should confirm with my own advisor(s) the tax treatment of my Deferred Share Units.

6.	The value of Deferred Share Units is based on the value of the Shares of the Corporation from time to time and therefore is not guaranteed.

7.

No funds will be set aside to guarantee the payment of Deferred Share Units. Future payment of Deferred Share Units will remain an unfunded and unsecured liability recorded on the books of the Corporation.

8.	I understand that all distributions in respect of any Deferred Share Units in my Deferred Share Unit Account will be in the form of cash or Shares, at the discretion of the Committee.

9.

As a Participant in the Plan, I am required to provide the Corporation with all information (including personal information) required to administer and operate the Plan and I hereby consent to the collection and use of all such information by the Corporation and the Committee. I understand that the Corporation may from time to time transfer or provide access to Participant information to (i) third party service providers for purposes of the administration of the Plan and, (ii) its Affiliates for purposes of preparing financial statements or other necessary reports and facilitating payment or reimbursement of Plan expense, and that such persons will be provided with such information for such purposes only. I also understand that the Corporation may from time to time disclose personal information about me in response to regulatory filings or other requirements for the information by a governmental authority or regulatory body, or for the purpose of complying with a subpoena, warrant or other order by a court, person or body having jurisdiction over the Corporation to compel production of the information.

The foregoing is only a brief outline of certain key provisions of the Plan. For more complete information, reference should be made to the Plan text. In the event of any conflict between the terms of the Plan and this Participation and Election Agreement or the Award Agreement, the terms of the Plan will prevail and govern.

Date	(Name of Participant) [Please Print]

(Signature of Participant)

SCHEDULE “A-1”

Gateway Casinos & Entertainment Limited

Equity Incentive Plan (the “Plan”)

Participation and Election Agreement for U.S. Participant

I hereby confirm that, as of the date written below, I am a non-management member of the board of directors of Gateway Casinos & Entertainment Limited (the “Corporation”) or one of its Affiliates and acknowledge that I have been or will be granted Deferred Share Units under the Plan and/or have elected or will elect herein to have all or a percentage of my Cash Compensation satisfied in the form of Deferred Share Units under Section 6(D)(viii) of the Plan, subject to and in accordance with the terms of the Plan and my Award Agreement.

The terms and conditions of the Plan and my Award Agreement are hereby incorporated by reference as terms and conditions of this election and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

I hereby acknowledge and confirm that:

1.	I elect to have % of my Cash Compensation satisfied in the form of Deferred Share Units.

2.	I have received and reviewed a copy of the Plan and I agree to be bound by the terms and conditions of the Plan.

3.

I understand that any election I make with respect to my Cash Compensation shall be effective only with respect to compensation paid for services performed in calendar years after this Participation and Election Agreement is filed, and shall be irrevocable in respect of the calendar year it is made for and shall remain in effect until modified or revoked by the filing of a new election form in accordance with the terms of the Plan.

4.

I understand that I will not be able to cause the Corporation to redeem Deferred Share Units granted under the Plan until I have had a Separation from Service (as defined in the Special Appendix to the Plan) with respect to the Corporation or, if I perform services for an Affiliate, such Affiliate. Notwithstanding Section 6(D)(v) of the Plan, I understand that my Vested Deferred Share Units shall be redeemed no later than sixty (60) days following the date on which my Separation from Service occurs.

5.

I recognize that when Deferred Share Units credited pursuant to the Plan are redeemed in accordance with the terms of the Plan after I am no longer a director of the Corporation or of an Affiliate, income tax and other withholdings as required will arise at that time. Upon redemption of the Deferred Share Units, the Corporation or an Affiliate, as applicable, will make all appropriate withholdings as required by law at that time. Neither the Corporation nor any Affiliate has provided me with any tax advice with respect to the Plan and I acknowledge that I should confirm with my own advisor(s) the tax treatment of my Deferred Share Units.

6.	The value of Deferred Share Units is based on the value of the Shares of the Corporation from time to time and therefore is not guaranteed.

7.

No funds will be set aside to guarantee the payment of Deferred Share Units. Future payment of Deferred Share Units will remain an unfunded and unsecured liability recorded on the books of the Corporation.

8.	I understand that all distributions in respect of any Deferred Share Units in my Deferred Share Unit Account will be in the form of cash or Shares, in the discretion of the Committee.

9.	A copy of the Award Agreement is attached hereto.

10.

As a Participant in the Plan, I am required to provide the Corporation with all information (including personal information) required to administer and operate the Plan and I hereby consent to the collection and use of all such information by the Corporation and the Committee. I understand that the Corporation may from time to time transfer or provide access to Participant information to (i) third party service providers for purposes of the administration of the Plan and, (ii) its Affiliates for purposes of preparing financial statements or other necessary reports and facilitating payment or reimbursement of Plan expense, and that such persons will be provided with such information for such purposes only. I also understand that the Corporation may from time to time disclose personal information about me in response to regulatory filings or other requirements for the information by a governmental authority or regulatory body, or for the purpose of complying with a subpoena, warrant or other order by a court, person or body having jurisdiction over the Corporation to compel production of the information.

The foregoing is only a brief outline of certain key provisions of the Plan. For more complete information, reference should be made to the Plan text. In the event of any conflict between the terms of the Plan and this Participation and Election Agreement, or the Award Agreement, the terms of the Plan will prevail and govern.

Date	(Name of Participant) [Please Print]

(Signature of Participant)

Special Appendix

to

Gateway Casinos & Entertainment Limited

Equity Incentive Plan (the “Plan”)

Special Provisions Applicable to U.S. Participants

This special appendix sets forth special provisions of the Plan that apply to U.S. Participants.

1.    Definitions

For purposes of this Special Appendix:

(a)	“Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable Treasury Regulations and other binding regulatory guidance thereunder.

(b)	“Section 409A” means Section 409A of the Code.

(c)	“Separation from Service” means a “separation from service” for purposes of Section 409A(a)(2)(A)(i) of the Code.

(d)	“Specified Employee” means a “specified employee” as determined by the Board in a manner that complies with Section 409A(a)(2)(B)(i) of the Code.

(c)	“U.S. Participant” means a Participant who is a “United States person” under Section 7701(a)(30) of the Code.

2.    Compliance with Section 409A

The Plan and Awards granted to any U.S. Participant under the Plan are intended to be exempt from or comply with the requirements of Section 409A so as to avoid any tax arising under Section 409A and shall be interpreted and administered in a manner consistent with that intent; provided, however, that in the case of a U.S. Participant who is also subject to taxation under the Tax Act in respect of Awards granted hereunder, the intent is also that the Participant will not be subject to material adverse tax consequences under the Tax Act. In furtherance of this intent, and any provision of the Plan to the contrary notwithstanding, with respect to Awards granted to a U.S. Participant:

(a)

All Options granted to U.S. Participants are intended to be exempt stock rights pursuant to Section 1.409A-1(b)(5) of the United States Treasury Regulations. Any Award Agreement evidencing the grant of an Option to a U.S. Participant shall be written in a manner consistent with that intent. In addition, for purposes of determining the exercise price of Shares on the date of grant of an Option under Section 6(A)(iv) of the Plan, “Fair Market Value” means the closing trading price of a Share on the Principal Market on the applicable date or, if there is no closing trading price reported on such date, the volume weighted average trading price for a Share on the Principal Market for the five days preceding the applicable date on which the Shares traded; provided that if the Shares did not trade on a Principal Market for five days on a Principal Market in the fourteen day period immediately preceding the applicable date, then the Fair Market Value of a Share on the applicable date will be determined by the Committee, acting reasonably, using any other appropriate method selected by the Committee.

(b)

If an Award other than an Option is granted under the Plan to a U.S. Participant, such Award shall be designed in a manner intended to avoid any tax arising under Section 409A and shall be evidenced by an Award Agreement that is designed to comply with Section 409A or be exempt therefrom and also, if the Participant is subject to taxation under the Tax Act, that is designed so that the Participant will not be subject to material adverse tax consequences under the Tax Act to the extent both goals can be achieved. In furtherance of such intent, with respect to Awards other than Options, such Award

Agreements may vary from the general terms of the Plan, where necessary, including without limitation the following:

(i)

Where applicable, any reference or requirement relating to the termination or cessation of a U.S. Participant’s employment may instead refer to or require such U.S. Participant’s Separation from Service;

(ii)

Where an Award Agreement is designed to be exempt from Section 409A, “Good Reason” may be defined so that a Separation from Service for Good Reason effectively constitutes an “involuntary separation from service” in accordance with Section 1.409A-1(n)(2) of the United States Treasury Regulations unless not required to satisfy the exemption requirements.

(iii)

To the extent that a payment that is intended to be compliant with Section 409A is to occur upon the occurrence of a Significant Event, “Significant Event” may be limited, as needed, so that it will constitute a change in the ownership or effective control of the Corporation or a change in the ownership of a substantial portion of the assets of the Corporation in accordance with Section 409A(a)(2)(A)(v) of the Code.

(iv)

The payment provisions of an Award Agreement may be designed to maintain the status of the Award as either compliant with or exempt from Section 409A. If required for an Award subject to Section 409A, an Award Agreement may include, without limitation, a requirement that a Specified Employee not be paid earlier than six months following the date of the U.S. Participant’s Separation from Service (or, if earlier, the date of death of the U.S. Participant).

(c)

Any adjustments or amendments made with respect to an Award granted to a U.S. Participant, such as those referenced under Sections 4(B) and 8 of the Plan, will be performed in a manner designed to maintain the status of the Award as either compliant with or exempt from Section 409A except where necessary to avoid material adverse tax consequences to the Participant under the Tax Act with respect to a Participant subject to the Tax Act.

SCHEDULE “B”

FORM OF AWARD AGREEMENTS

Exhibit D

Plan of Arrangement

[See attached]

EXHIBIT D

PLAN OF ARRANGEMENT UNDER SECTION 192

OF THE CANADA BUSINESS CORPORATIONS ACT

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1    Definitions.

In this Plan of Arrangement, unless indicated otherwise, the following terms shall have the following meanings:

“Amended Articles” means the articles in the form attached as Appendix “A” hereto, which shall become the articles of the Company in accordance with Section 3.2(g) of this Plan of Arrangement;

“Arrangement” means the arrangement under Section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or supplements thereto made in accordance with the Merger Agreement, Section 6.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order (provided that any such amendment or supplement is acceptable to both the Company and LACQ, each acting reasonably);

“Arrangement Effective Date” means the date shown on the Certificate of Arrangement giving effect to the Arrangement;

“Arrangement Effective Time” means 8:00 a.m. (Vancouver time) on the Arrangement Effective Date, or such other time on the Arrangement Effective Date as the Arrangement Parties may agree to in writing, provided that under no circumstances shall the Arrangement Effective Time occur until after the completion of the Pre-Closing Transactions;

“Arrangement Parties” means, collectively, the Company, Merger Sub and LACQ, and “Arrangement Party” means any one of them;

“Arrangement Resolution” means the special resolution of the Company Shareholders approving the Arrangement, the Merger Agreement and this Plan of Arrangement, to be considered at the Company Special Meeting;

“Articles of Arrangement” means the articles of arrangement of the Company in respect of the Arrangement required by the CBCA to be sent to the Director after the Final Order is made, which shall include this Plan of Arrangement and otherwise be in a form and content satisfactory to the Arrangement Parties, each acting reasonably;

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Vancouver, British Columbia or New York, New York or Governmental Entities in Canada, the United States or the State of Delaware are authorized or required by Law to close;

“CBCA” means the Canada Business Corporations Act and the regulations made thereunder, as promulgated or amended from time to time;

“Certificate of Arrangement” means the certificate of arrangement issued by the Director pursuant to subsection 192(7) of the CBCA in respect of the Articles of Arrangement;

“Certificate of Merger” has the meaning ascribed thereto in the Merger Agreement;

“Class A Warrants” means (a) 1,897,533 Company Warrants, each of which shall entitle the holder to purchase one (1) Company Share at an exercise of $0.001 and which will vest upon the Company Shares trading at a price of at least $12.50 per share as of the close of the trading day for any twenty (20) trading days within a thirty

(30) trading-day period commencing at least 150 days after the Closing through and including the second anniversary of the Closing, and (b) 2,846,300 Company Warrants, each of which shall entitle the holder to purchase one (1) Company Share at an exercise of $0.001 and which will vest upon the Company Shares trading at a price of at least $15.00 per share as of the close of the trading day for any twenty (20) trading days within a thirty (30) trading-day period commencing at least 150 days after the Closing through and including the third anniversary of the Closing;

“Class B Warrants, Series I” means Company Warrants, each of which shall entitle the holder to purchase one (1) Company Share at an exercise price of $11.50 and which shall be exercisable for a period of five (5) years commencing on the Arrangement Effective Date;

“Class B Warrants, Series II” means Company Warrants, each of which shall entitle the holder to purchase one (1) a Company Share at an exercise price of $12.50 and which shall be exercisable for a period of five (5) years commencing on the Arrangement Effective Date;

“Class B Warrants, Series III” means Company Warrants, each of which shall entitle the holder to purchase one (1) Company Share at an exercise price of $15.00 and which shall be exercisable for a period of seven (7) years commencing on the Arrangement Effective Date;

“Closing” has the meaning ascribed thereto in the Merger Agreement;

“Company” means GTWY Holdings Limited, a Canadian corporation;

“Company Board Nominees” means those individuals listed on Schedule 4.6 of the Company Disclosure Schedules;

“Company Disclosure Schedules” has the meaning ascribed thereto in the Merger Agreement;

“Company Equity Securities” means, collectively, Company Shares, options to acquire Company Shares, warrants to acquire Company Shares, or units consisting of any of the foregoing;

“Company Option” means an option to purchase one (1) Company Share at the exercise price applicable to such option;

“Company Per Share Value” has the meaning ascribed thereto in the Merger Agreement;

“Company Pre-Closing Distribution Amount” has the meaning ascribed thereto in the Merger Agreement;

“Company Shareholder” means, at any time, a holder of one or more Company Shares;

“Company Shares” means the common shares in the capital stock of the Company;

“Company Special Meeting” has the meaning ascribed thereto in the Merger Agreement;

“Company Warrant” means a warrant to purchase one (1) Company Share at the exercise price applicable to such warrant;

“Consolidation Ratio” means the quotient, calculated to six decimal places, obtained when the Company Per Share Value is divided by ten Dollars ($10);

“Court” means the Supreme Court of British Columbia;

“Depositary” has the meaning ascribed thereto in the Merger Agreement;

“Director” means the Director appointed pursuant to section 260 of the CBCA;

“Dissent Procedures” means the procedures to be taken by a registered holder of Company Shares in exercising Dissent Rights;

“Dissent Rights” has the meaning ascribed thereto in Section 4.1;

“Dissenting Shareholder” means a Company Shareholder who has duly and validly exercised Dissent Rights;

“Exchange Ratio” means, at any particular time, one (1) Company Share for each share of LACQ Common Stock, as such Exchange Ratio may be adjusted prior to such time in accordance with Section 3.10 of the Merger Agreement (in which case the Exchange Ratio shall be calculated to six decimal places);

“Existing Holder” means a holder of Company Shares immediately prior to the Arrangement Effective Time, but excluding any Dissenting Shareholder;

“Existing Holder Distribution” has the meaning ascribed thereto in Section 3.2(e);

“Final Order” means the final order of the Court pursuant to the CBCA approving the Arrangement, in a form acceptable to the Arrangement Parties, each acting reasonably, as such order may be amended in accordance with the Merger Agreement at any time prior to the Arrangement Effective Time;

“Financing” has the meaning ascribed thereto in the Merger Agreement;

“Financing Investors” means those Persons, if any, who have subscribed for, or who are otherwise entitled to receive, Company Equity Securities pursuant to any Financing that is scheduled to close on the Arrangement Effective Date;

“Governmental Entity” means any federal, state, provincial, territorial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, arbitrator or arbitral body, department, board, bureau, agency or instrumentality, court or tribunal.

“IC Rate”, with respect to a Participant, has the meaning ascribed thereto in the Company LTIP applicable to such Participant;

“Interim Order” means the interim order of the Court pursuant to the CBCA made in connection with the Arrangement, in a form acceptable to the Company and LACQ, each acting reasonably, as such order may be amended, supplemented or varied by the Court with the consent of the Arrangement Parties, each acting reasonably;

“LACQ” means Leisure Acquisition Corp., a Delaware corporation;

“LACQ Common Stock” means common stock, par value $.0001 per share, of LACQ;

“LACQ Excluded Shares” means (i) any shares of LACQ Common Stock that are held in the treasury of LACQ, (ii) any shares of LACQ Common Stock redeemed in connection with a LACQ Share Redemption, and (iii) any Sponsor Shares required to be cancelled in accordance with Section 2.1(b) of the Merger Agreement;

“LACQ Governing Documents” has the meaning ascribed thereto in the Merger Agreement;

“LACQ Share Redemption” has the meaning ascribed thereto in the Merger Agreement;

“LACQ Shares” means the shares of LACQ Common Stock issued and outstanding immediately prior to the Merger Effective Time, but excluding any LACQ Excluded Shares;

“LACQ Stockholder” means a holder of LACQ Common Stock;

“LACQ Warrant” has the meaning ascribed thereto in the Merger Agreement;

“LACQ Warrantholder” means a holder of LACQ Warrants;

“Laws” means any laws, including, without limitation, supranational, national, provincial, state, municipal and local civil, commercial, banking, tax, personal and real property, security, mining, environmental, water, energy, investment, property ownership, land use and zoning, sanitary, occupational health and safety laws, treaties, statutes, ordinances, judgments, decrees, injunctions, writs, stipulations, determinations, awards, certificates and orders, by- laws, rules, regulations, ordinances, protocols, codes, guidelines, policies, notices, directions or other requirements of any Governmental Entity;

“Legacy Company LTIP” means the Long Term Incentive Plan of the Company described in the employment agreements between the Company and each of the Participants, as amended from time to time prior to the Arrangement Effective Date;

“Letter of Transmittal” has the meaning ascribed thereto in the Merger Agreement;

“Lien” means any means any lien, mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest, lease, right-of-way, easement, encroachment, restriction on transfer, title defect, option, right of first refusal or offer, license or other lien of any kind;

“Merger” has the meaning ascribed thereto in the Merger Agreement;

“Merger Agreement” means the Agreement and Plan of Merger dated as of December [●], 2019 by and among the Company, Merger Sub and LACQ, as the same may be amended, amended and restated or supplemented from time to time in accordance with its terms;

“Merger Effective Time” has the meaning ascribed thereto in the Merger Agreement;

“Merger Sub” means GTWY Merger Sub Corp., a Delaware corporation;

“Participants” has the meaning ascribed thereto in Schedule 5.7 of the Company Disclosure Schedules;

“Per Share Merger Consideration” means, for each one (1) LACQ Share, that number of Company Shares equal to the Exchange Ratio in effect immediately prior to the Merger Effective Time;

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Entity or instrumentality or other entity of any kind;

“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Merger Agreement or this Plan of Arrangement;

“Pre-Closing Transactions” has the meaning ascribed thereto in the Merger Agreement;

“Proscription Date” has the meaning ascribed thereto in Section 5.1(b);

“Recapitalization” has the meaning ascribed thereto in Section 3.2(c);

“Sponsor Share” has the meaning ascribed thereto in the Merger Agreement;

“Surviving Company” has the meaning ascribed thereto in the Merger Agreement;

“Tax Act” means the Income Tax Act (Canada), R.S.C. 1985, c. 1 (5th Supp.), and the regulations thereunder, as amended;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder;

“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended;

“Vora” means HG Vora Special Opportunities Master Fund, Ltd., a Cayman Islands exempted company;

“Vora Company Units” means the units of Company Equity Securities issuable pursuant to the Vora Subscription Agreement, each such unit consisting of one (1) Company Share and one-half of one (1) Class B Warrant, Series I; and

“Vora Subscription Agreement” has the meaning ascribed thereto in the Merger Agreement.

Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Merger Agreement. In addition, words and phrases used herein and defined in the CBCA and not otherwise defined herein or in the Merger Agreement shall have the same meaning herein as in the CBCA unless the context otherwise requires.

Section 1.2    Interpretation Not Affected By Headings.

The division of this Plan of Arrangement into Articles, Sections, Paragraphs and Subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or other portion hereof and include any instrument supplementary or ancillary hereto.

Section 1.3    References to Articles, Sections, etc.

Unless otherwise indicated, references in this Plan of Arrangement to any Article, Section, Paragraph, Subparagraph or portion thereof are a reference to the applicable Article, Section, Paragraph, Subparagraph or portion thereof in this Plan of Arrangement.

Section 1.4    Number, Gender and Persons.

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.

Section 1.5    Date for Any Action.

In the event that the date on which any action is required to be taken hereunder by any of the Arrangement Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.6    Statutory References.

Unless otherwise indicated, references in this Plan of Arrangement to any statute include all regulations made pursuant to such statute and the provisions of any statute or regulation which amends, supplements or supersedes any such statute or regulation.

Section 1.7    Currency.

Unless otherwise stated, all references in this Agreement to “Dollars” or “$” are to the lawful currency of the United States of America.

Section 1.8    Time.

Time shall be of the essence in every matter or action contemplated hereunder. All references to time are to local time, Vancouver, British Columbia.

ARTICLE 2

MERGER AGREEMENT AND BINDING EFFECT

Section 2.1    Merger Agreement.

This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Merger Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

Section 2.2    Binding Effect.

As of and from the Arrangement Effective Time, this Plan of Arrangement will be binding on: (i) the Company, (ii) the Company Shareholders (including Dissenting Shareholders), (iii) Vora, (iv) Merger Sub, (v) LACQ, (vi) the LACQ Stockholders, (vii) the LACQ Warrantholders, (viii) the Surviving Company, (ix) the Participants, and (x) the Financing Investors, if any, in each case without any further act or formality required on the part of any Person.

Section 2.3    Effective Time of Arrangement.

The events and transactions provided for in Section 3.2 shall be deemed to occur at the time and in the order specified in Section 3.2, notwithstanding that certain of the procedures related thereto are not completed until after such time. The Certificate of Arrangement shall be conclusive evidence that the Arrangement has become effective and that each of the provisions in Section 3.2 has become effective in the sequence and at the times set out therein

ARTICLE 3

ARRANGEMENT

Section 3.1    Preliminary Steps to the Arrangement.

Unless otherwise waived by the Arrangement Parties in accordance with the Merger Agreement, the Pre-Closing Transactions shall be completed prior to, and the completion thereof shall be conditions precedent to, the implementation of the Arrangement.

Section 3.2    Arrangement.

Commencing at the Arrangement Effective Time, each of the following events or transactions shall occur, and shall be deemed to occur, in the following sequence without any further act or formality on the part of any

Person, and in each case, unless otherwise specifically provided in this Section 3.2, effective as at two-minute intervals starting at the Arrangement Effective Time, provided that the events or transactions set out in Section 3.2(a) to Section 3.2(j) inclusive, and Section 3.2(k), if any, shall each occur, and shall be deemed to occur, prior to the Merger Effective Time:

(a)

each Company Share held by a Dissenting Shareholder shall be, and shall be deemed to be, surrendered to the Company by the holder thereof, free and clear of all Liens, claims or encumbrances, and each such Company Share so surrendered shall be cancelled and thereupon each such Dissenting Shareholder shall cease to have any rights as a holder of such Company Shares other than a claim against the Company in an amount determined and payable in accordance with Article 4, and the name of such Dissenting Shareholder shall be removed from the Company’s central securities register for the Company Shares;

(b)

concurrently with the surrender and cancellation of Company Shares held by Dissenting Shareholders pursuant to Section 3.2(a), the stated capital of the Company Shares shall be reduced by an amount equal to the product obtained when (A) the stated capital of the Company Shares immediately prior to the Arrangement Effective Time, is multiplied by (B) a fraction, the numerator of which is the number of Company Shares surrendered and cancelled pursuant to Section 3.2(a), and the denominator of which is the number of Company Shares outstanding immediately prior to the Arrangement Effective Time;

(c)

the articles of the Company shall be amended so that each Company Share held by an Existing Holder shall be converted into that number of Company Shares equal to the Consolidation Ratio (the “Recapitalization”), provided that if the Recapitalization would otherwise result in the aggregate number of Company Shares receivable by a Company Shareholder pursuant to the Recapitalization including a fraction of a Company Share, then the aggregate number of Company Shares receivable by any such Company Shareholder pursuant to the Recapitalization shall be rounded down to the nearest whole number and no compensation shall be payable to such Company Shareholder in lieu of any such fractional Company Share;

(d)

the Company shall issue the following Company Warrants to the Existing Holders, on a pro rata basis in accordance with their proportionate ownership of Company Shares, which Company Warrants shall be the only issued and outstanding Company Warrants immediately following such issuance:

(i)	in the aggregate, four million seven hundred and forty three thousand, eight hundred and thirty three (4,743,833) Class A Warrants;

(ii)	in the aggregate, six million three hundred and twenty five thousand, one hundred and ten (6,325,110) Class B Warrants, Series I;

(iii)	in the aggregate, six million three hundred and twenty five thousand, one hundred and eleven (6,325,111) Class B Warrants, Series II; and

(iv)	in the aggregate, six million three hundred and twenty five thousand, one hundred and eleven (6,325,111) Class B Warrants, Series III;

(e)

the Company shall declare a cash distribution on the Company Shares payable to the Existing Holders (the “Existing Holder Distribution”) in an aggregate amount equal to the Company Pre-Closing Distribution Amount, which Existing Holder Distribution shall be paid to the Existing Holders following the Merger Effective Time;

(f)	the Legacy Company LTIP shall be amended so that:

(i)	the Arrangement shall be deemed to be a “Going Public Transaction”;

(ii)

upon the consummation of the Arrangement, each Participant shall, subject to Section 3.2(f)(iii) and Section 3.2(f)(iv), be entitled to receive that number of Company Shares equal to the product obtained when (A) the number of Company Shares issued and outstanding immediately following the Recapitalization referred to in Section 3.2(c), but prior to the issuance of any Company Shares referred to in Section 3.2(j), Section 3.2(k) or Section 3.2(l) is multiplied by (B) such Participant’s IC Rate in effect immediately prior to the Arrangement Effective Time;

(iii)

subject to Section 3.2(f)(iv), the aggregate number of Company Shares that each Participant is entitled to receive pursuant to Section 3.2(f)(ii) shall vest, and shall be issued by the Company to such Participant, in accordance with the following schedule:

(A)	six (6) months following the Arrangement Effective Date – 25%;

(B)	twelve (12) months following the Arrangement Effective Date – 25%;

(C)	eighteen (18) months following the Arrangement Effective Date – 25%; and

(D)	twenty-four (24) months following the Arrangement Effective Date – 25%; and

(iv)

if a Participant’s employment is terminated prior to the date on which all of the Company Shares that the Participant is otherwise entitled to receive in accordance with Section 3.2(f)(iii) have been issued, any such unissued Company Shares shall be issued or be cancelled, as applicable, as follows:

(A)	if the employment is terminated without cause, the unissued Company Shares shall be issued in accordance with the schedule in Section 3.2(f)(iii) as if the employment had not been terminated;

(B)

if the employment is terminated for cause, no additional Company Shares will be issued and the Participant will forfeit all right to any additional Company Shares or any compensation or damages in lieu of such Company Shares; and

(C)

if the employment is terminated as a result of the Participant’s resignation, retirement, death or any reason other than termination by the Company with or without cause, (i) the Participant will, for the six-month period described in Section 3.2(f)(iii) in which the termination date occurs, be issued that portion of the Company Shares the Participant would otherwise be entitled to receive at the end of such six-month period if the employment had not been terminated equal to the quotient obtained when (A) the number of days from, and including, the commencement of such six-month period up to, but excluding, the termination date, is divided by (B) the total number of days in such six-month period, and (ii) any entitlement to unissued Company Shares for the balance of such six-month period and for any subsequent six-month periods will be forfeited and the Participant shall have no right to any additional Company Shares or any compensation or damages in lieu of such Company Shares;

(g)

the Company shall issue an aggregate of 1,280,835 Company Options to the Participants in accordance with Schedule 5.7 of the Company Disclosure Schedules, which Company Options (i) shall have the terms and conditions set forth on Schedule 5.7 of the Company Disclosure Schedules, and (ii) shall be the only issued and outstanding Company Options immediately following such issuance;

(h)	the articles of the Company shall be further amended, so that following such amendments the articles of the Company shall be in the form of the Amended Articles;

(i)

the Company Board Nominees shall be appointed to, and shall comprise, the board of directors of the Company and, concurrently with such appointment, any individuals other than the Company Board Nominees who are directors of the Company immediately prior to the Arrangement Effective Time shall, and shall be deemed to, resign as directors of the Company;

(j)

following the events or transactions described in Section 3.2(a) to Section 3.2(i) inclusive, Vora shall subscribe for three million (3,000,000) Vora Company Units, and the Company shall issue the Vora Company Units to Vora pursuant to and in accordance with the Vora Subscription Agreement for a subscription price of $10.00 per Vora Company Unit, and the subscription proceeds for such Vora Company Units shall be released to the Company;

(k)

concurrently with the issue of Vora Company Units to Vora pursuant to Section 3.2(j), the Company shall issue the Company Equity Securities, if any, issuable to any Financing Investors pursuant to and in accordance with the terms of any Financing, and the subscription proceeds for such Company Equity Securities, if any, shall be released to the Company;

(l)

at the Merger Effective Time, the holders of LACQ Shares shall be entitled to receive, in exchange for each LACQ Share, the Per Share Merger Consideration, in accordance with Section 4.1(a) of the Merger Agreement and Section 5.1;

(m)

at the Merger Effective Time, the holders of LACQ Warrants outstanding immediately prior to such time shall be entitled to receive, in exchange for their LACQ Warrants, Company Warrants in accordance with Section 4.4 of the Merger Agreement; and

(n)

at the Merger Effective Time, in consideration for the agreement by the Company to issue the Per Share Merger Consideration to former holders of LACQ Common Stock pursuant to the Merger, the Surviving Company shall, in accordance with Section 4.1(c) of the Merger Agreement, issue to the Company, in addition to any securities of the Surviving Company issued to the Company in accordance with Section 4.1(b) of the Merger Agreement, that number of shares of common stock, par value $0.0001 per share, of the Surviving Company equal to the number of shares of LACQ Common Stock that are exchanged for Company Shares in accordance with Section 3.2(l).

ARTICLE 4

DISSENT RIGHTS

Section 4.1    Dissent Rights.

Pursuant to the Interim Order, a registered holder of Company Shares may exercise dissent rights with respect to the Company Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in accordance with section 190 of the CBCA, all as the same may be modified by the Interim Order, the Final Order and this Section 4.1; provided that the written objection to the Arrangement Resolution referred to in section 190(5) of the CBCA must be sent to and received by the Company not later than 5:00 p.m. (Toronto time) on the Business Day that is two (2) Business Days before the Company Special Meeting. A Company Shareholder who exercises Dissent Rights and who:

(a)

is ultimately determined to be entitled to be paid fair value for the Company Shares in respect of which it has exercised Dissent Rights, will, notwithstanding anything to the contrary contained in section 190 of the CBCA, (i) be deemed not to have participated in the transactions described in Section 3.2 (other than Section 3.2(a)), (ii) be entitled to be paid the fair value of such Company Shares by the Company, which fair value shall be determined as of the close of business on the day before the Arrangement Resolution was adopted, and will not be entitled to any other payment or consideration (including any payment that would be payable under the Arrangement had such holder not exercised its Dissent Rights in respect of such Company Shares); and (iii) cease to be entitled to the rights of a Company Shareholder as of the Arrangement Effective Time, and neither the Company nor any other Person will be required to recognize such holder as a holder of Company Shares after the Arrangement Effective Time; or

(b)

is ultimately not entitled, for any reason, to be paid fair value for the Company Shares in respect of which it has exercised Dissent Rights, will be deemed to have participated in the Arrangement on the same basis as a Company Shareholder who has not exercised Dissent Rights.

Notwithstanding the foregoing, and in addition to any other restrictions set forth in the CBCA or the Interim Order, Company Shareholders who vote in favour of, or who have instructed a proxyholder to vote in favour of, the Arrangement Resolution shall not be entitled to exercise Dissent Rights.

Section 4.2    Recognition of Dissent Rights.

In no circumstances shall the Company or any other Person be required to recognize a Person exercising, or purporting to exercise, Dissent Rights unless such Person is the registered holder of those Company Shares in respect of which such Dissent Rights are sought to be exercised.

Section 4.3    Recognition of Dissenting Shareholders.

From and after the Effective Time, in no case shall the Arrangement Parties or any other Person be required to recognize a Dissenting Shareholder as a holder of Company Shares or as a holder of any securities of any of the Arrangement Parties or any of their respective subsidiaries and the names of the Dissenting Shareholders shall be deleted from the register of holders of the Company Shares.

ARTICLE 5

DELIVERY AND PAYMENT

Section 5.1    Delivery and Payment of Per Share Merger Consideration to LACQ Stockholders.

(a)

Upon delivery by an LACQ Stockholder to the Depositary of (i) a duly completed and executed Letter of Transmittal in respect of LACQ Shares for which the holder is entitled to receive Company Shares pursuant to Section 3.2(l), and (ii) such additional documents and instruments as the Depositary may reasonably require, such former holder of such LACQ Shares shall be entitled to receive in exchange therefor, and the Depositary shall, subject to Section 5.4, deliver to such LACQ Stockholder, a certificate representing the Company Shares which such holder is entitled to receive in accordance with this Plan of Arrangement.

(b)

An LACQ Stockholder who, on or before the second anniversary of the Arrangement Effective Date (the “Proscription Date”), fails to deliver to the Depositary a Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require in accordance with Section 5.1(a) shall, following such Proscription Date, cease to have any claim or interest of any kind or nature against or in the Company or the Surviving Company, and following such Proscription Date all amounts to which such former LACQ Stockholder was entitled shall be deemed to have been surrendered to the Company and shall be paid over by the Depositary to the Company or as directed by the Company.

(c)

No LACQ Stockholder shall be entitled to receive any consideration or entitlement with respect to such holder’s LACQ Common Stock in connection with the transactions or events contemplated by this Plan of Arrangement other than any consideration or entitlement to which such holder is entitled to receive in accordance with the Merger Agreement, this Section 5.1 and the other terms of this Plan of Arrangement.

Section 5.2    Lost Certificates.

In the event that any certificate which immediately prior to the Arrangement Effective Time represented one or more outstanding shares of LACQ Common Stock which were exchanged under the Merger shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the consideration which such person is entitled to receive in accordance with the Merger Agreement, provided that, as a condition precedent to any such delivery by the Depositary, such person shall have provided a bond or other form of indemnity satisfactory to the Company and the Depositary in such amount as the Company and the Depositary may direct, or otherwise have indemnified the Company and the Depositary in a manner satisfactory to the Company and the Depositary, against any claim that may be made against the Company, the Surviving Company or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise have taken such actions as may be required by the LACQ Governing Documents.

Section 5.3    Distributions with Respect to Unsurrendered Certificates.

No dividend or other distribution declared or made after the Arrangement Effective Time with respect to Company Shares with a record date after the Arrangement Effective Time shall be delivered to the holder of any unsurrendered certificate which, immediately prior to the Arrangement Effective Time, represented outstanding LACQ Common Stock unless and until the holder of such certificate shall have complied with the provisions of Section 5.1 or Section 5.2. Subject to applicable law and to Section 5.4, at the time of such compliance, there shall, in addition to the delivery of a certificate representing the Company Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Arrangement Effective Time theretofore paid with respect to such Company Shares.

Section 5.4    Withholding Rights.

The Company, LACQ, Merger Sub, the Surviving Company and the Depositary shall be entitled to deduct and withhold from any amount payable or otherwise deliverable to any Person under this Plan of Arrangement such amounts as the Company, LACQ, Merger Sub, the Surviving Company or the Depositary determines, acting reasonably, are required or permitted to be deducted and withheld with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any other Law and shall remit such amounts to the appropriate Governmental Entity. To the extent the amount required to be deducted or withheld from any consideration payable or otherwise deliverable to any Person hereunder exceeds the amount of cash consideration, if any, otherwise payable to the Person, any of the Company, LACQ, Merger Sub, the Surviving Company or the Depositary is hereby authorized to sell or otherwise dispose of any non-cash consideration payable to the Person as is necessary to provide sufficient funds to the Company, LACQ, Merger Sub, the Surviving Company or the Depositary, as the case may be, to enable it to comply with all deduction or withholding requirements applicable to it, and the Company, LACQ, Merger Sub, the Surviving Company or the Depositary, as applicable, will notify such Person and remit to such Person any unapplied balance of the net proceeds of such sale. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate Governmental Entity.

Section 5.5    No Liens.

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.

Section 5.6    Paramountcy.

From and after the Effective Time:

(a)	this Plan of Arrangement shall take precedence and priority over any and all Company Shares issued prior to the Effective Time;

(b)

the rights and obligations of the registered holders of Company Shares and the Company, LACQ, Merger Sub, the Surviving Company and the Depositary and any transfer agent or other depositary therefor in relation thereto, shall be solely as provided for in this Plan of Arrangement; and

(c)

all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.

ARTICLE 6

AMENDMENTS

Section 6.1    Amendments to Plan of Arrangement.

(a)

The Arrangement Parties may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Arrangement Effective Time, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by the Arrangement Parties, each acting reasonably, (iii) filed with the Court and, if made following the Company Special Meeting, approved by the Court, and (iv) communicated to or approved by the LACQ Stockholders or Company Shareholders if and to the extent required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by any Arrangement Party at any time prior to the Company Special Meeting (subject to the Merger Agreement and provided that the other Arrangement Parties shall have consented thereto in writing), and if so proposed and accepted by the Persons voting at the Company Special Meeting (other than as may be required under the Interim Order), such amendment, modification or supplement shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Special Meeting shall be effective only if (i) it is consented to in writing by each of the Arrangement Parties (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Shareholders voting in the manner directed by the Court.

(d)

Any amendment, modification or supplement to this Plan of Arrangement may be made following the Arrangement Effective Date by the Arrangement Parties, provided that it concerns a matter which, in the reasonable opinion of the Arrangement Parties, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not materially adverse to the economic interest of any Company Shareholder or LACQ Stockholder.

ARTICLE 7

FURTHER ASSURANCES

Section	7.1 Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Arrangement Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out in this Plan of Arrangement.

APPENDIX “A”

Exhibit E

Registration Rights Agreement

[See attached]

EXHIBIT E

Final Form

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of [●], 2020, among (i) GTWY Holdings Limited, a Canadian corporation (the “Company”), (ii) The Catalyst Capital Group Inc. (together with its Affiliates, “Catalyst”), (iii) HG Vora Special Opportunities Master Fund, Ltd. (“HG Vora”), (iv) each Person listed in the definition of “Sponsor” below, and (v) each other Person that acquires Company Shares from the Company after the date hereof and becomes a party to this Agreement by the execution and delivery of a Joinder (collectively, the “Other Holders”).

WHEREAS, the Company, Leisure Acquisition Corp., a Delaware corporation (“LACQ”) and GTWY Merger Sub Corp., a Delaware corporation (“Merger Sub”) are parties to that certain Agreement and Plan of Merger, dated as of December 27, 2019 (as amended or modified, the “Merger Agreement”);

WHEREAS, as a result of the consummation of the transactions contemplated by the Merger Agreement, Catalyst, HG Vora and the Sponsors will hold Company Shares (as defined below) and/or Company Warrants to purchase Company Shares; and

WHEREAS, the Company, Catalyst, HG Vora and the Sponsors desire to enter into this Agreement, pursuant to which the Company shall grant Catalyst, HG Vora and the Sponsors certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement each hereby agree as follows:

Section 1.    Definitions. Unless otherwise set forth in this Agreement, capitalized terms contained herein have the meanings set forth in this Section 1:

“Acquired Common” has the meaning set forth in Section 9.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person (including any Related Funds of such Person). As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise). For purposes of this definition, the Company and its Subsidiaries shall not be deemed Affiliates of any party hereto.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.

“Catalyst” has the meaning set forth in the preamble.

“Catalyst Registrable Securities” means the Registrable Securities held by Catalyst and any Affiliate of Catalyst to whom Catalyst transfers or assigns its rights hereunder in accordance with Section 11(e).

“Closing” has the meaning set forth in the Merger Agreement.

“Company Shares” means the common shares in the capital stock of the Company.

“Company” has the meaning set forth in the preamble.

“Demand Registrations” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(f)(iii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“HG Vora” has the meaning set forth in the preamble.

“HG Vora Registrable Securities” means the Registrable Securities held by HG Vora and any Affiliate of HG Vora to whom HG Vora transfers or assigns its rights hereunder in accordance with Section 11(e).

“Holdback Period” has the meaning set forth in Section 4(a).

“Holder” means a holder of Registrable Securities.

“Indemnified Parties” has the meaning set forth in Section 7(a).

“Joinder” has the meaning set forth in Section 9.

“Long-Form Registrations” has the meaning set forth in Section 2(a).

“Merger Agreement” has the meaning set forth in the recitals.

“Other Holders” has the meaning set forth in the preamble.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 3(a).

“Public Offering” means any sale or distribution by the Company and/or Holders to the public of Company Shares pursuant to an offering registered under the Securities Act.

“Registrable Securities” means (i) any Company Shares held by Catalyst, HG Vora, any Sponsor or any Other Holder, (ii) any Warrants issued to or held by Catalyst, HG Vora, any Sponsor or any Other Holder (and

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any Company Shares issued or issuable upon exercise thereof), and (iii) any common Capital Stock of the Company or any Subsidiary of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been (A) sold or distributed pursuant to a Public Offering, (B) sold in compliance with Rule 144 or (C) repurchased by the Company or a Subsidiary of the Company. For purposes of this Agreement, a Person shall be deemed to be a Holder and the Registrable Securities shall be deemed to be in existence, in each case, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a Holder hereunder.

“Registration Expenses” has the meaning set forth in Section 6(a).

“Related Fund” means (i) any investment funds or other entities who are advised by the same investment advisor and (ii) and investment advisor with respect to an investment fund or entity it advises.

“Rule 144,” “Rule 158,” “Rule 405,” “Rule 415” and “Rule 430B” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 4(a).

“Securities” has the meaning set forth in Section 4(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 2(d)(ii).

“Shelf Registrable Securities” has the meaning set forth in Section 2(d)(ii).

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(d)(i).

“Short-Form Registrations” has the meaning set forth in Section 2(a).

“Sponsors” means Daniel B. Silvers, A. Lorne Weil, George Peng, Eric Carrera, MLCP GLL Funding LLC, Matthews Lane Capital Partners LLC and Hydra LAC, LLC.

“Sponsor Registrable Securities” means the Registrable Securities held by a Sponsor, its Affiliates and any Person to whom it transfers or assigns its rights hereunder in accordance with Section 11(e).

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar

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ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 2(f)(iii).

“Suspension Notice” has the meaning set forth in Section 2(f)(iii).

“Suspension Period” has the meaning set forth in Section 2(f)(ii).

“Warrants” means the Company’s warrants, each exercisable for one Company Share.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2.    Demand Registrations.

(a)    Requests for Registration. Subject to the terms and conditions of this Agreement, at any time and from time to time, Catalyst or HG Vora (such holders being referred to as “Initiating Holders” and each as an “Initiating Holder”), so long as such Initiating Holder beneficially owns, in the aggregate, at least five percent (5%) of the then-outstanding Registrable Securities (provided that for purposes of determining such percentage, any Warrants that are Registrable Securities shall be deemed to have been exercised, without duplication, for Company Shares), may request registration under the Securities Act of all or any portion of its Registrable Securities on Form F-1 or any similar long-form registration (“Long-Form Registrations”), or on Form F-3 or any similar short-form registration (“Short-Form Registrations”) if available. All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”. Each Initiating Holder is limited to two (2) Demand Registrations per calendar year but no more than three (3) Demand Registrations in any two (2) calendar year period. When making a Demand Registration, an Initiating Holder may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Company is a WKSI at the time any request for a Demand Registration is submitted to the Company, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Within ten (10) calendar days after receipt of any such request, the Company shall give written notice of the Demand Registration (which shall identify the underwriters selected pursuant to Section 2(g) with respect to such Demand Registration) to all other Holders and, subject to the terms of Section 2(e), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) calendar days after the Company issues such notice. Each Holder agrees that such Holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement.

(b)    Long-Form Registrations. The Company shall pay all Registration Expenses in connection with any Long-Form Registration. The aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $50,000,000.

(c)    Short-Form Registrations. The Company shall pay all Registration Expenses in connection with any Short-Form Registration. Demand Registrations shall be Short-Form Registrations whenever the

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Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. The aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $10,000,000.

(d)    Shelf Registrations.

(i)    The Company shall use its reasonable best efforts to prepare a registration statement under the Securities Act for the Shelf Registration (the “Shelf Registration Statement”) with respect to all of the Registrable Securities (or such other number of Registrable Securities specified in writing by the Holder thereof) to enable such Shelf Registration Statement to be filed with the SEC within six (6) months following the Closing under the Merger Agreement. The Company will notify each Holder within ten (10) Business Days of the filing of such Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective with the Securities and Exchange Commission as soon as practicable following the filing of the Shelf Registration Statement. Once effective, the Company shall use reasonable best efforts to keep the Shelf Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration Statement is available or, if not available, to ensure that another Shelf Registration Statement is available, under the Securities Act at all times until such date as all Registrable Securities covered by the Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn. The Shelf Registration Statement shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Shelf Registration Statement (subject to any applicable lock-up restrictions), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Holders.

(ii)    In the event that a Shelf Registration Statement is effective, any Initiating Holder shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering) Registrable Securities available for sale pursuant to such Shelf Registration Statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Company shall pay all Registration Expenses in connection therewith. An Initiating Holder shall make such election by delivering to the Company a written notice (a “Shelf Offering Notice”) with respect to such offering specifying the number of Shelf Registrable Securities that such Initiating Holder desires to sell pursuant to such offering (the “Shelf Offering”). As promptly as practicable, but no later than five (5) Business Days after receipt of a Shelf Offering Notice, the Company shall give written notice (which shall identify the underwriters selected pursuant to Section 2(g) with respect to such Shelf Offering) of such Shelf Offering Notice to all other Holders of Shelf Registrable Securities. The Company, subject to Sections 2(e) and 8 hereof, shall include in such Shelf Offering the Shelf Registrable Securities of any other holder of Shelf Registrable Securities that shall have made a written request to the Company for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such holder) within five (5) Business Days after the receipt of the Shelf Offering Notice. The Company shall, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Offering Notice), but subject to Section 2(f) hereof, use its commercially reasonable efforts to facilitate such Shelf Offering. Each Holder agrees that such Holder shall treat as confidential the receipt of the Shelf Offering Notice and shall not disclose or use the information contained in the Company’s notice regarding the Shelf Offering Notice without the prior written consent of the Company and the Holders delivering such Shelf Offering Notice until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(iii)    If an Initiating Holder wishes to engage in an underwritten block trade, variable price reoffer or overnight underwritten offering, in each case, off of a Shelf Registration Statement (either

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through filing an Automatic Shelf Registration Statement or through a take-down from an already existing Shelf Registration Statement), then, notwithstanding the time periods set forth in Section 2(d)(ii), such Initiating Holder shall notify the Company not less than five (5) Business Days prior to the day such offering is to commence. The Company shall promptly notify other Holders of such offering, and such other Holders must elect whether or not to participate within three (3) Business Days (i.e., three (3) Business Days prior to the day such offering is to commence) (unless a longer period is agreed to by such Initiating Holder) wishing to engage in the underwritten block trade), and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such offering (which may close as early as two (2) Business Days after the date it commences); provided that such Initiating Holder shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the transaction.

(iv)    Subject to Section 2(f)(ii), the Company shall, at the request of an Initiating Holder, file any prospectus supplement or any post-effective amendments and otherwise take any action necessary to include therein all disclosures and language deemed necessary or advisable by such holders to effect such Shelf Offering.

(e)    Priority on Demand Registrations and Shelf Offerings. The Company shall not include in any Demand Registration or Shelf Offering any securities which are not Registrable Securities without the prior written consent of each of the Initiating Holders offering Registrable Securities in such Demand Registration or Shelf Offering. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such offering (i) first, the Registrable Securities of the Initiating Holders requested to be included in such offering, which, in the opinion of such underwriters, can be sold without any such adverse effect, pro rata between such Initiating Holders on the basis of the number of Registrable Securities owned by each such Initiating Holder that such Initiating Holder shall have requested to be included therein, (ii) second, Registrable Securities of Other Holders requested to be included in such offering, which, in the opinion of such underwriters, can be sold without any such adverse effect, pro rata among such Other Holders on the basis of the number of Registrable Securities owned by each such Other Holder that such Other Holder shall requested to be included therein, and (iii) third, any securities which are not Registrable Securities requested to be included in such offering, which, in the opinion of such underwrites, can be sole without any such adverse effect, , pro rata among the respective holders thereof on the basis of the amount of securities owned by each such holder.

(f)    Restrictions on Demand Registration and Shelf Offerings.

(i)    The Company shall not be obligated to effect any Demand Registration or underwritten Shelf Offering within one hundred eighty (180) days after the effective date of a previous Demand Registration or a previous registration in which Registrable Securities were included pursuant to Section 3 and in which there was no reduction in the number of Registrable Securities requested to be included.

(ii)    The Company may postpone for up to ninety (90) days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Holders if (A) the Company’s board of directors determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any Subsidiary to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation,

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tender offer, recapitalization, reorganization or other financially material transaction involving the Company, or (B) (x) the Company has a bona fide business purpose for preserving the confidentiality of any information, (y) disclosure of such information potentially would have an adverse effect on the Company or (z) such information would render the Company unable to comply with requirements of the Securities and Exchange Commission, in each case under circumstances that would make it impractical or inadvisable to cause the Shelf Registration Statement (or such filings) to become effective or to promptly amend or supplement the Shelf Registration Statement on a post effective basis, as applicable; provided that, in such event, the applicable Initiating Holder shall be entitled to withdraw such request, and if such request is withdrawn, such Demand Registration shall not count as one (1) of the permitted Demand Registrations hereunder. The Company may delay or suspend the effectiveness of a Demand Registration or Shelf Offering pursuant to this Section 2(f)(ii) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of Demand Registration or Shelf Offering in the case of an event described under Section 5(a)(vi) to enable it to comply with its obligations set forth in Section 5(a)(vi). The Company may extend the Suspension Period for an additional consecutive ninety (90) days with the consent of the Initiating Holders offering such shares in connection with such Demand Registration or Shelf Offering.

(iii)    In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement Section 2(f)(ii) or pursuant to Section 5(a)(vi) (a “Suspension Event”), the Company shall give a notice to the Holders registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities, and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. A Holder shall not effect any sales of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees that it shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Holder in breach of the terms of this Agreement. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Holders’ counsel, if any, promptly following the conclusion of any Suspension Event.

(iv)    Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(f), the Company agrees that it shall extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date Company Shares covered by such Shelf Registration Statement are no longer Registrable Securities.

(g)    Selection of Underwriters. With respect to any Demand Registration or Shelf Offering, the Initiating Holder with respect to such Demand Registration or Shelf Offering shall have the right to select, subject to the Company’s consent (which is not to be unreasonably withheld, conditioned or delayed), the investment banker(s) and manager(s) to administer the offering relating such Demand Registration or Shelf Offering. The Company represents and warrants that no investment bankers are entitled to any rights that would conflict with the rights of an Initiating Holder under this Section 2(g).

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(h)    Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company or any Subsidiary to register any Capital Stock of the Company or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Holders holding a majority of the Registrable Securities; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the Holders with respect to such Piggyback Registrations as set forth in Section 3(c) and Section 3(d).

(i)    Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering Notice, the Initiating Holder may revoke such Demand Registration or Shelf Offering Notice on behalf of all Holders participating in such Demand Registration or Shelf Offering without liability to such Holders, in each case by providing written notice to the Company.

Section 3.    Piggyback Registrations.

(a)    Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration in which the Holders are offered the right to participate pro rata or (ii) in connection with registrations on Form F-4 or F-8 promulgated by the Securities and Exchange Commission or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give written notice at least ten (10) Business Days prior to the filing of the registration statement relating to the Piggyback Registration to all Holders of its intention to effect such Piggyback Registration and, subject to the terms of Section 3(c) and Section 3(d), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after delivery of the Company’s notice.

(b)    Piggyback Expenses. The Registration Expenses of the Holders shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c)    Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their sole opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration which, in the sole opinion of the underwriters, can be sold without any such adverse effect.

(d)    Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holder(s) initially requesting such registration and the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such securities on the basis of the number of Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

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(e)    Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.

(f)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it as a primary offering under this Section 3 whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 6.

Section 4.    Holdback Agreements.

(a)    Holders. Each of the Sponsors and each Holder that beneficially owns, in the aggregate, at least 5% of the total issued and outstanding Company Shares, shall enter into lock-up agreements with the managing underwriter(s) of an underwritten Public Offering providing that, unless the underwriters managing such underwritten Public Offering otherwise agree in writing, subject to customary exceptions such Holder shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Capital Stock of the Company (including Capital Stock of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, “Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, commencing on the earlier of the date on which the Company gives notice to the Holders that a preliminary prospectus has been circulated for such Public Offering or the “pricing” of such offering and continuing to the date that is ninety (90) days following the date of the final prospectus for such Public Offering (or such shorter period that is required by the managing underwriter(s)) (the “Holdback Period”); provided, however, that this Section 4(a) shall not apply to any Holder who has, prior to such Public Offering, sold, transferred or otherwise disposed of all Registrable Securities held by such Holder as of immediately after the Closing.

(b)    The Company. The Company (i) shall not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during any Holdback Period and (ii) shall use its reasonable best efforts to cause (A) each holder of at least 5% (on a fully-diluted basis) of the Company Shares, or any securities convertible into or exchangeable or exercisable for Company Shares, and (B) each of its directors and executive officers to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the Public Offering otherwise agree in writing.

Section 5.    Registration Procedures.

(a)    Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)    in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Holders holding a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

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(ii)    notify each Holder of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

(iii)    prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv)    furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v)    use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(a)(v), (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation);

(vi)    notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(f), at the request of any such seller, the Company shall use its reasonable best efforts to prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii)    use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with FINRA;

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(viii)    use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix)    enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders holding a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x)    make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi)    take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xii)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiii)    permit any Holder which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company to participate in the preparation of such registration or comparable statement and to allow such holder to provide language for insertion therein, in form and substance reasonably satisfactory to the Company, which in the reasonable judgment of such holder and its counsel should be included;

(xiv)    in the event of the issuance of any stop order suspending the effectiveness of a registration statement or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Company Shares included in such registration statement for sale in any jurisdiction, use reasonable best efforts promptly to obtain the withdrawal of such order;

(xv)    use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi)    cooperate with the Holders covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;

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(xvii)    cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii)    use its reasonable best efforts to make available the executive officers of the Company to participate with the Holders and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution for the Registrable Securities;

(xix)    in the case of any underwritten offering, use its reasonable best efforts to obtain one or more comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters;

(xx)    in the case of an underwritten offering, use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(xxi)    if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective and, if WKSI status is lost, to file an amendment to the Automatic Shelf Registration Statement to convert it into a Shelf Registration Statement as promptly as practicable;

(xxii)    if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii)    if the Automatic Shelf Registration Statement has been outstanding for at least three years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form F-3 and, if such form is not available, Form F-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b)    If the Company files any Automatic Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, and the Holders do not request that their Registrable Securities be included in such Shelf Registration Statement, the Company agrees that, once it is eligible to rely on Rule 430B, at the request of the Holders holding a majority of the Registrable Securities, it shall include in such Automatic Shelf Registration Statement such disclosures as may be required by Rule 430B in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

(c)    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information required by law to be included in such registration regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

Section 6.    Registration Expenses.

(a)    The Company’s Obligation. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees,

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including FINRA filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, transfer agent fees and expenses, travel expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters, including, if necessary, a “qualified independent underwriter” (as such term is defined by FINRA) (excluding underwriting discounts and commissions), and other Persons retained by the Company) (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, and the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration, Shelf Offering or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account (provided that such underwriting discounts and commissions applicable to Registrable Securities will be the same per share as those applicable to Catalyst Registrable Securities, HG Vora Registrable Securities and/or Sponsor Registrable Securities included in such Demand Registration, Shelf Offering or Piggyback Registration).

(a)    Counsel Fees and Disbursements. In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering that is an underwritten offering, the Company shall reimburse the Holders participating in such registration for the reasonable fees and disbursements of one (1) counsel chosen by the Holders holding a majority of the Registrable Securities included in such registration or participating in such Shelf Offering.

(b)    Security Holders. To the extent any expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those expenses allocable to the registration of such holder’s securities so included in proportion to the aggregate selling price of the securities to be so registered.

Section 7.    Indemnification and Contribution.

(a)    By the Company. The Company shall indemnify and hold harmless, to the extent permitted by law, each Holder, such Holder’s officers, directors employees, agents and representatives, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations by the Company: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Company shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in

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writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties.

(b)    By Each Security Holder. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use in such registration statement; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c)    Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the Holders holding a majority of the Registrable Securities included in the registration if such Holders are indemnified parties, at the expense of the indemnifying party.

(d)    Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to

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correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)    Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(f)    Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 8.    Underwritten Offerings. No Person may participate in any registration hereunder which is underwritten unless such Person: (a) agrees to sell the same class and type of securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder shall be required to sell more than the number of Registrable Securities such Holder has requested to include); (b) completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required of all holders of securities being included in such registration under the terms of such underwriting arrangements; and (c) completes and executes all powers of attorney and custody agreements as reasonably requested by the managing underwriters; provided that no Holder included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 7 or those provided by the other Holders participating in such underwritten registration. Each Holder shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 4, Section 5 and this Section 8 or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Company and the underwriters created pursuant to this Section 8. In the case of any registration hereunder that is underwritten which is requested by an Initiating Holder, the price, underwriting discount and other financial terms of the related underwriting agreement for such securities shall be determined by such Initiating Holder, provided, that such price, underwriting discount and other financial terms shall be applicable pari passu among all Registrable Securities included in such registration on a pro rata basis.

Section 9.    Additional Parties; Joinder. Other than assignments pursuant to Section 12(e) to Affiliates of Holders (which shall not require prior written consent), subject to the prior written consent of each of the Holders holding at least seventy-five percent (75%) of the Registrable Securities, the Company may permit any Person who acquires Company Shares or rights to acquire Company Shares from the Company after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of a “Holder” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Company Shares

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acquired by such Person (the “Acquired Common”) shall be Registrable Securities hereunder, such Person shall be a “Holder” under this Agreement with respect to the Acquired Common, and the Company shall add such Person’s name and address to the appropriate schedule hereto and circulate such information to the parties to this Agreement.

Section 10.    Current Public Information. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any holder or Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Company shall deliver to any Holder a written statement as to whether it has complied with such requirements.

Section 11.    General Provisions.

(a)    Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company, Catalyst (so long as any Catalyst Registrable Securities remain), HG Vora (so long as any HG Vora Registrable Securities remain) and the Holders holding a majority of the Sponsor Registrable Securities (so long as any Sponsor Registrable Securities remain); provided, that no such amendment, modification or waiver that would materially and adversely affect a Holder or group of Holders in a manner different than any other Holder or group of Holders (other than amendments and modifications required to implement the Joinder provisions of Section 9), shall be effective against such Holder or group of Holders without the consent of the Holders holding a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby; and for the avoidance of doubt, any amendment or waiver reducing, impairing or limiting the rights of an Other Holder under Section 2 or Section 3 will require the written consent of such Other Holder. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)    Remedies. The parties to this Agreement and their successors and assigns shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security) to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto and their successors and assigns agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)    Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

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(e)    Successors and Assigns. The rights to cause the Company to register Registrable Securities under this Agreement may be transferred or assigned by each Holder to one or more transferees or assignees of Registrable Securities; provided, that any such transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Holder and that each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such transferring Holder under this Agreement. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit and be enforceable by the Company and its successors and assigns and the Holders and their respective successors and permitted assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, except as otherwise determined by the transferor in its sole discretion, the provisions of this Agreement which are for the benefit of purchasers or Holders are also for the benefit of, and enforceable by, any subsequent Holder.

(f)    Notices. All notices, requests, demands and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when actually delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by telecopy, facsimile or email (in each case in this clause (iv), solely if receipt is confirmed and, in the case of email, excluding any automated reply, such as an out-of-office notification), addressed as specified below:

If to the Company, to:

GTWY Holdings Limited

4331 Dominion Street

Vancouver, BC V5G 1C7

Attention: Tolek Strukoff, Chief Legal Officer and Corporate Secretary

Facsimile: (604) 412-0117

E-mail: tstrukoff@gatewaycasinos.com

with a copy to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com, matthew.dixon@lw.com

and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

If to Catalyst:

c/o The Catalyst Capital Group Inc.

181 Bay Street Suite 4700

Bay Wellington Tower Brookfield Place

P.O. Box 792

Toronto, ON M5J 2T3

E-mail: GDeAlba@catcapital.com

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with a copy to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com, matthew.dixon@lw.com

and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

If to HG Vora:

c/o HG Vora Capital Management, LLC

330 Madison Avenue, 20th Floor

New York, NY 10017

Attention: Mandy Lam

E-mail: mlam@hgvora.com

with a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention: Jeffrey Katz

E-mail: Jeffrey.Katz@ropesgray.com

If to the Sponsors:

To such Sponsors’ addresses set forth in Schedule I hereto.

with a copy to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Attention: Jeffrey A. Horwitz; Daniel I. Ganitsky

Facsimile: (212) 969-2900

E-mail: jhorwitz@proskauer.com; dganitsky@proskauer.com

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.

(g)    Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(h)    Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or

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any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(i)    MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)    CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES HERETO, AND EACH OF THEIR SUCCESSORS AND ASSIGNS, IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OR ANY DELAWARE STATE COURT, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO, AND EACH OF THEIR SUCCESSORS AND ASSIGNS, FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO, AND EACH OF THEIR SUCCESSOR AND ASSIGNS, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)    No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)    Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m)    No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

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(n)    Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one (1) party, but all such counterparts taken together shall constitute one and the same agreement.

(o)    Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)    Further Assurances. In connection with this Agreement and the transactions contemplated hereby, upon the written request by the Company, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)    No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

(r)    Dilution. If, from time to time, there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE COMPANY:

GTWY HOLDINGS LIMITED:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

THE CATALYST CAPITAL GROUP INC.:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

THE SPONSORS:

MLCP GLL FUNDING LLC:

By:

Name:
Title:

MATTHEWS LANE CAPITAL PARTNERS LLC:

By:

Name:
Title:

HYDRA LAC, LLC:

By:

Name:
Title:

Name: Daniel B. Silvers

Name: A. Lorne Weil

Name: George Peng

Name: Eric Carrera

[Signature Page to Registration Rights Agreement]

OTHER HOLDERS:

By:

Name:
Title:

By:

Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of                      (as the same may hereafter be amended, the “Registration Rights Agreement”), among                     , a                    corporation (the “Company”), and the other person named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s                      number Company Shares shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the         day of             ,             .

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of

                                         .

GTWY HOLDINGS LIMITED

By:

Its:

[Exhibit A to Registration Rights Agreement]

Schedule I

Sponsors

Sponsor	Address
MLCP GLL Funding LLC	MLCP GLL Funding LLC 250 W. 57th Street Suite 2223 New York, NY 10107 Attn: Daniel B. Silvers E-mail: dsilvers@matthewslane.com

Matthews Lane Capital Partners LLC	Matthews Lane Capital Partners LLC 250 W. 57th Street Suite 2223 New York, NY 10107 Attn: Daniel B. Silvers E-mail: dsilvers@matthewslane.com

Hydra LAC, LLC	Hydra LAC, LLC 250 W. 57th Street Suite 2223 New York, NY 10107 Attn: A. Lorne Weil

Daniel B. Silvers	250 W. 57th Street Suite 2223 New York, NY 10107 Attn: Daniel B. Silvers E-mail: dsilvers@matthewslane.com

A. Lorne Weil	250 W. 57th Street Suite 2223 New York, NY 10107 Attn: A. Lorne Weil

George Peng	250 W. 57th Street Suite 2223 New York, NY 10107 Attn: George Peng

Eric Carrera	250 W. 57th Street Suite 2223 New York, NY 10107 Attn: Eric Carrera

Exhibit F

Shareholders Agreement

[See attached]

EXHIBIT F

Execution Version

SHAREHOLDERS’ AGREEMENT

This SHAREHOLDERS’ AGREEMENT is made the 27th day of December, 2019, among GTWY Holdings Limited, a Canadian corporation (the “Company”), and the Holders (as defined herein). This Agreement shall be effective as of the Closing (as defined below) pursuant to the terms herein.

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Leisure Acquisition Corp. (“LACQ”) and GTWY Merger Sub Corp., a Delaware corporation (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of December 27, 2019 (as it may from time to time be, amended, modified or amended and restated in accordance with its terms, the “Merger Agreement”), providing for, among other things, a business combination transaction (the “Business Combination”), pursuant to which LACQ will merge with and into Merger Sub, with LACQ surviving as the surviving company and a wholly owned subsidiary of the Company and, as part of the consideration for such merger, common shares of the Company (the “Common Shares”) will be issued to the stockholders of LACQ in accordance with and subject to the terms and conditions set forth in the Merger Agreement; and

WHEREAS, the Parties hereto wish to set forth certain nomination and voting rights in respect of the directors of the Company and other governance rights following Closing of the Business Combination.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged by each of the Parties, the Parties agree as follows:

ARTICLE 1

INTERPRETATION AND GENERAL MATTERS

1.1	Definitions

In this Agreement, the following terms have the following meanings:

(a)	“Act” means the Canada Business Corporations Act, as the same may be amended from time to time, and any successor legislation thereto, except where otherwise expressly provided.

(b)

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person (including any Related Funds of such Person). As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise). For purposes of this definition, (i) the Company and its subsidiaries shall not be deemed Affiliates of any party hereto, and (ii) “Related Fund” means (x) any investment funds or other entities who are advised by the same investment advisor and (y) and investment advisor with respect to an investment fund or entity it advises.

(c)

“Agreement”, “this Agreement”, “the Agreement”, “hereof”, “herein”, “hereto”, “hereby”, “hereunder” and similar expressions mean this Shareholders’ Agreement, including all of its schedules and all instruments supplementing, amending or confirming this Shareholders’ Agreement; and all references to “Articles” or “Sections” refer to the specified Article or Section of this Shareholders’ Agreement.

(d)	“Annual Shareholder Meeting” means an annual meeting of the shareholders of the Company at which directors are to be elected to the Board including, if applicable, by written consent.

(e)	“Articles” means the articles of arrangement of the Company, as may be amended, replaced or superseded from time to time in accordance with their terms and the Act.

(f)	“beneficial ownership” has the meaning attributed to such term in the Securities Act and “beneficially own” and “beneficially owned” shall have a correlative meaning.

(g)	“Board” means the board of directors of the Company.

(h)	“Business Combination” has the meaning set forth in the Recitals.

(i)	“Business Day” has the meaning set forth in the Merger Agreement.

(j)

“Catalyst” means, collectively, The Catalyst Capital Group Inc., Catalyst Fund II Parallel Limited Partnership, Catalyst Fund Limited Partnership II and Catalyst Fund Limited Partnership III, Gabriel de Alba, and their respective Affiliates.

(k)	“Closing” has the meaning set forth in the Merger Agreement.

(l)	“Common Shares” has the meaning set forth in the Recitals.

(m)	“Company” has the meaning set forth in the Preamble.

(n)

“Conditions” means, with respect to any Nominee (whether designated for nomination or then-serving on the Board), such Nominee’s failure to meet the qualification requirements for serving as a director under the Act, the Articles or applicable Securities Laws.

(o)	“DS” means, collectively, MLCP GLL Funding, LLC, Matthews Lane Capital Partners LLC and their respective Affiliates.

(p)	“DS Nominee” has the meaning set forth in Section 2.4(a)(ii).

(q)	“DS Nominee Class” has the meaning set forth in Section 2.4(a)(ii).

(r)

“Holders” means, collectively, Catalyst and each Sponsor, in each case, to the extent such Person is a registered or beneficial holder of Common Shares and, where the context permits, upon the death of a shareholder who is an individual, means such shareholder’s personal legal representatives and “Holder” means any one of them.

(s)	“LACQ” has the meaning set forth in the Recitals.

(t)	“LW” means, collectively, A. Lorne Weil, Hydra LAC, LLC and their respective Affiliates.

(u)	“LW Nominee” has the meaning set forth in Section 2.4(a)(i).

(v)	“LW Nominee Class” has the meaning set forth in Section 2.4(a)(i).

(w)	“Merger Agreement” has the meaning set forth in the Recitals.

(x)	“Merger Sub” has the meaning set forth in the Recitals.

(y)	“Nomination Date” has the meaning set forth in Section 2.5(a).

(z)	“Nomination Letter” has the meaning set forth in Section 2.5(a).

(aa)	“Nominee” has the meaning set forth in Section 2.4(a).

(bb)	“Parties” means, collectively, the Company and the Holders, and “Party” means any one of them.

(cc)

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(dd)	“SEC” means the United States Securities and Exchange Commission.

(ee)	“Securities Act” means the Securities Act (Ontario) as the same may be amended from time to time, and any successor legislation thereto, except where otherwise expressly provided.

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(ff)

“Securities Laws” means, collectively, the applicable securities laws of each of the provinces and territories of Canada and the respective regulations, instruments and rules made under those securities laws together with all applicable published policy statements, notices, blanket orders and rulings of the securities commissions or regulatory authorities of Canada and of each of the provinces and territories of Canada and the applicable rules, regulations and requirements of the SEC or NYSE (or other U.S. nationally recognized stock exchange on which the Company has applied to list its securities).

(gg)	“Sponsors” means, collectively, DS and LW, and “Sponsor” means any one of them.

(hh)	“Vora” means, collectively, HG Vora Special Opportunities Master Fund, Ltd. and its Affiliates.

(ii)	“Vora Side Letter” means that certain Letter Agreement, dated as of the date hereof, by and between Vora and the Company.

1.2	Time of the Essence

Time will be of the essence with respect to the performance of each provision of this Agreement.

1.3	Calculation of Time

Unless otherwise specified, time periods within or following which any act is to be done pursuant to this Agreement will be calculated by excluding the day on which the period commences and including the day on which the period ends.

1.4	Business Days

Whenever any action to be taken pursuant to this Agreement would otherwise be required to be taken on a day that is not a Business Day, such action will be taken on the first Business Day following such day.

1.5	Headings

The descriptive headings preceding Articles and Sections of this Agreement are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections. The division of this Agreement into Articles and Sections will not affect the interpretation of this Agreement.

1.6	Plurals and Gender

Any reference in this Agreement to gender includes all genders (including neuter) and words denoting the singular number only will include the plural and vice versa.

1.7	Statutory References

Any reference in this Agreement to a statute will mean such statute as it is in force as at the date of this Agreement (together with all regulations promulgated thereunder), as the same may be amended, reenacted, consolidated or replaced from time to time, and any successor statute thereto, unless otherwise stated.

1.8	Rules of Construction

The Parties to this Agreement waive the application of any law or rule of construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document.

1.9	Other References

The expressions “include,” “includes” and “including”, as used in this Agreement, will be deemed to be followed by “without limitation”, whether or not they are in fact followed by such words or words of like import.

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ARTICLE 2

NOMINATION AND REPRESENTATION RIGHTS

2.1	Closing Board

Upon the Closing, the Board will be comprised of nine (9) directors, each nominated pursuant to the terms of the Merger Agreement and the Ancillary Agreements.

2.2	Staggered Board

Upon the Closing, the Board will be staggered into the following three classes of directors: (i) the first class (“Class I”) will be up for reelection at the first Annual Shareholder Meeting following the Closing and thereafter every three years; (ii) the second class (“Class II”) will be up for reelection at the second Annual Shareholder Meeting following the Closing and thereafter every three years; and (iii) the third class (“Class III” and together with Class I and Class II, the “Classes” and each a “Class”) will be up for reelection at the third Annual Shareholder Meeting following the Closing and thereafter every three years.

2.3	Catalyst Nomination Rights

(a)	Subject to the terms of this Agreement, from and after the Closing, Catalyst will have the right to designate Catalyst Nominees, as follows:

(i)

so long as Catalyst collectively beneficially owns, in the aggregate, 50% or more of the Common Shares held by Catalyst as of the Closing, (A) two Catalyst Nominees to serve as Class III directors, (B) two Catalyst Nominees to serve as Class II directors and (C) one Catalyst Nominee to serve as a Class I director, at any meeting (or action by written consent) involving the election of Class III, Class II or Class I directors, as applicable;

(ii)

so long as Catalyst collectively beneficially owns, in the aggregate, at least 40% but less than 50% of the Common Shares held by Catalyst as of the Closing, (A) two Catalyst Nominees to serve as Class III directors, (B) one Catalyst Nominee to serve as a Class II director and (C) one Catalyst Nominee to serve as a Class I director, at any meeting (or action by written consent) involving the election of Class III, Class II or Class I directors, as applicable;

(iii)

so long as Catalyst collectively beneficially owns, in the aggregate, at least 30% but less than 40% of the Common Shares held by Catalyst as of the Closing, (A) one Catalyst Nominee to serve as a Class III director, (B) one Catalyst Nominee to serve as a Class II director and (C) one Catalyst Nominee to serve as a Class I director at any meeting (or action by written consent) involving the election of Class III, Class II or Class I directors, as applicable;

(iv)

so long as Catalyst collectively beneficially owns, in the aggregate, at least 20% but less than 30% of the Common Shares held by Catalyst as of the Closing, (A) one Catalyst Nominee to serve as a Class III director and (B) one Catalyst Nominee to serve as a Class II director at any meeting (or action by written consent) involving the election of Class III or Class II directors;

(v)

so long as Catalyst collectively beneficially owns, in the aggregate, at least 5% but less than 20% of the Common Shares held by Catalyst as of the Closing, one Catalyst Nominee to serve as a Class III director, at any meeting (or action by written consent) involving the election of Class III directors.

2.4	Sponsor Nomination Rights

(a)

Subject to the terms of this Agreement, from and after the Closing, LW and DS shall each have the right to designate for nomination by the Board one individual (each, a “Sponsor Nominee” and together with the Catalyst Nominees, collectively, the “Nominees” and each a “Nominee”) for election

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to the Board, with one Sponsor Nominee designated to serve as a Class II director and the other Sponsor Nominee designated to serve as a Class III director (such applicable Class of each Sponsor Nominee to be mutually agreed by LW and DS prior to Closing), as follows:

(i)

LW shall have the right to designate for nomination by the Board one individual for election to the Board into the same Class such director is designated prior to Closing by mutual agreement of LW and DS in accordance with Section 2.4(a) (the “LW Nominee Class” and such individual, the “LW Nominee”), at any meeting (or action by written consent) involving the election of the LW Nominee Class, as applicable, so long as (i) LW beneficially owns, in the aggregate, 80% or more of the Common Shares held by LW as of the Closing and (ii) Vora agrees to vote in favor of each of the Company’s nominees to the Board (including the Nominees selected in accordance with this Agreement and up for election at such meeting (or with respect to such action by written consent)) in accordance with the terms of the Vora Side Letter; provided, that if LW ceases to beneficially own, in the aggregate, at least 50% of the Common Shares held by LW as of the Closing at any time during which an LW Nominee is serving on the Board, such LW Nominee shall immediately offer his or her resignation for consideration by the Board and in the event the LW Nominee does not do so, each Holder shall promptly take all necessary action within its control to cause the removal of such LW Nominee and LW’s rights pursuant to this Section 2.4(a)(i) shall immediately cease and terminate; and

(ii)

DS shall have the right to designate for nomination by the Board one individual for election to the Board into the same class such director is designated prior to Closing by mutual agreement of LW and DS in accordance with Section 2.4(a) (the “DS Nominee Class” and such individual, the “DS Nominee”), at any meeting (or action by written consent) involving the election of the DS Nominee Class, as applicable, so long as (i) DS beneficially owns, in the aggregate, 80% or more of the Common Shares held by DS as of the Closing and (ii) Vora agrees to vote in favor of each of the Company’s nominees to the Board (including the Nominees selected in accordance with this Agreement and up for election at such meeting (or with respect to such action by written consent)) in accordance with the terms of the Vora Side Letter; provided, that if DS ceases to beneficially own, in the aggregate, at least 50% of the Common Shares held by DS as of the Closing at any time during which a DS Nominee is serving on the Board, such DS Nominee shall immediately offer his or her resignation for consideration by the Board and in the event the DS Nominee does not do so, each Holder shall promptly take all necessary action within its control to cause the removal of such DS Nominee and DS’s rights pursuant to this Section 2.4(a)(ii) shall immediately cease and terminate.

(b)

If, prior to any meeting (or action by written consent) involving the election of Class I directors, Vora does not agree to vote in favor of each of the Company’s nominees to the Board up for election at such meeting (or with respect to such action by written consent), the LW Nominee or DS Nominee, as applicable, then currently serving on the Board as a Class III director shall immediately offer his or her resignation for consideration by the Board and in the event such LW Nominee or DS Nominee, as applicable, does not do so, each Holder shall promptly take all necessary action within its control to cause the removal of such LW Nominee or DS Nominee, as applicable.

2.5	Board Nomination Procedure

(a)

With respect to each Annual Shareholder Meeting, at least ninety (90) days prior to the one year anniversary of the date of the immediately prior year’s Annual Shareholder Meeting (the “Nomination Date”), each Holder entitled to designate a Nominee for nomination by the Board will deliver to the Company in writing the name of its respective Nominee(s) for the applicable Class up for nomination to the Board together with the information regarding such Nominee(s) (including the number of Shares beneficially owned or over which control or direction is exercised by such Nominee(s)) that the Company is required by the Act and Securities Laws to send to shareholders of the Company in respect

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of such Annual Shareholder Meeting and such other information, including a biography of such Nominee(s), that is consistent with the information the Company publishes about other directors of the Company (the “Nomination Letter”), which Nomination Letter shall be in the form attached hereto as Exhibit A. It being understood that the Sponsor Nominees shall not be required to complete the Nomination Letter in the form attached if any Catalyst Nominee is permitted to provide less information than the attached form.

(b)

If any Holder fails to deliver the required Nomination Letter to the Company by the Nomination Date, such Holder shall be deemed to have designated the same Nominee(s) that were previously nominated by such Holder who continue to serve as a director of the Company at such time, subject to such individual(s) satisfying the Conditions for re-appointment to the Board.

(c)

No later than fifteen (15) days after the Nomination Date, the Company shall provide the holders with notice of whether Vora has agreed to vote in favor of each of the Company’s nominees at such Annual Shareholder Meeting; provided, that, in no event shall the Company be deemed to have breached or violated its obligations hereunder if it fails to timely provide such notice due to Vora’s failure to abide by its obligations under the Vora Side Letter.

(d)

The Nominee(s) of any Holder shall be nominated by or at the direction of the Board or an authorized officer of the Company, including pursuant to a notice of meeting, to stand for election to the Board at the Annual Shareholder Meeting and the Company shall solicit proxies from the holders of Common Shares in respect thereof, which solicitation obligation will be satisfied by delivery of a form of proxy to the holders of Common Shares following standard procedures and, where applicable, consistent with past practice.

(e)

Notwithstanding anything herein to the contrary, from and after the Closing and at any time prior to an applicable termination event set forth in Section 3.1, the Holders shall not knowingly take or agree to take, directly or indirectly, any action to frustrate, obstruct or otherwise prevent, the Company from performing its obligations to nominate the Nominees under Section 2.3, Section 2.4 or Section 2.7.

2.6	Resignation, Death, Incapacity or Disqualification of Nominee

In the event of the resignation (other than pursuant to Section 2.4(b)), death or incapacity of a director who is a Nominee that is serving on the Board, or in the event that a director who is a Nominee that is serving on the Board at any time ceases to satisfy any of the Conditions, the Holder who appointed such Nominee shall be entitled to designate an individual satisfying each of the Conditions to replace such director to serve on the Board (subject to such Holder’s satisfaction of the applicable minimum ownership requirements set forth in this Agreement to nominate a director) by delivery of a written notice by such Holder to the Company within 30 days after the director resigns, dies or becomes incapacitated, or ceases to satisfy any of the Conditions, as applicable, and to the extent permitted by the Act and the Articles, the Board shall promptly appoint such individual as a director, or to the extent not so permitted, shall nominate such individual for election as a director at the next Annual Shareholder Meeting in accordance with Section 2.3 and Section 2.4.

2.7	Chairman Nomination Rights

Upon the Closing, Gabriel de Alba will serve as Executive Chairman of the Board until the first Annual Shareholder Meeting (provided, nothing herein shall restrain or prohibit Catalyst from designating Mr. de Alba as the Executive Chairman pursuant to the immediately following sentence). At the first Annual Shareholder Meeting and thereafter, Catalyst will have the right to designate the individual to serve as Executive Chairman of the Board, and the Board shall so elect such individual as Executive Chairman of the Board, so long as Catalyst beneficially owns, in the aggregate, at least 5% of the total issued and outstanding Common Shares.

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2.8	Voting

(a)	From and after the Closing, each Holder shall (so long as any such Holder is not subject to an applicable termination event as set forth in Section 3.1):

(i)

vote or cause to be voted (including, if applicable, by written consent) all of its Common Shares and take all necessary steps within such Holder’s control to cause each Nominee nominated by any Holder pursuant to Section 2.3, Section 2.4 or Section 2.7 to be elected to the Board and to otherwise fully implement the applicable terms and conditions of this Agreement, and shall not take any action to cause the removal of any Nominee so elected to the Board, unless (x) the applicable Holder entitled to appoint such Nominee hereunder expressly so requests in writing or (y) taking such action to cause such removal is otherwise expressly permitted pursuant this Agreement; and

(ii)

cause all Common Shares beneficially owned by such Holder to be present in person or by proxy for quorum purposes at each meeting of shareholders of the Company duly called during such period (including, if applicable, by written consent).

2.9	Committee Representation

From and after the Closing, for so long as at least one Sponsor Nominee continues to serve on the Board, the Company hereby agrees that at least one Sponsor Nominee will be offered the opportunity to serve on each committee of the Board (whether such committee exists as of the date hereof or is established by the Board subsequent to the date hereof). The Company shall, to the extent practical, notify DS and LW, so long as they continue to have rights hereunder, in writing of any new committee of the Board to be established at least fifteen (15) days prior to the effective establishment of such committee. If requested by either DS or LW (assuming they still have rights hereunder), each Holder and the Company shall take all necessary steps within their control to cause at least one Sponsor Nominee (selected by DS or LW) to be appointed as a member of each such committee of the Board unless such designation would violate any Securities Laws (subject in each case to any applicable exceptions, including those for “controlled companies” and any applicable phase-in periods).

ARTICLE 3

TERMINATION

3.1	Term

Following the date on which this Agreement becomes effective pursuant to Section 4.14, this Agreement will terminate on:

(a)

with respect to Catalyst’s rights and obligations hereunder, the date after the first continuous fifteen (15) day period during which Catalyst does not beneficially own, directly or indirectly, in the aggregate, at least 5% of the issued and outstanding Common Shares;

(b)

with respect to LW’s rights and obligations hereunder, the earlier of (i) the date on which LW is no longer entitled to designate an LW Nominee to serve on the Board pursuant to Section 2.4(a)(i) and (ii) the date on which an LW Nominee resigns or is removed from the Board pursuant to Section 2.4(b);

(c)

with respect to DS’ rights and obligations hereunder, the earlier of (i) the date on which DS is no longer entitled to designate a DS Nominee to serve on the Board pursuant to Section 2.4(a)(ii) and (ii) the date on which a DS Nominee resigns or is removed from the Board pursuant to Section 2.4(b); or

(d)	the earlier of (i) the dissolution or liquidation of the Company and (ii) the date on which this Agreement is terminated by written agreement of the Company and the Holders.

Notwithstanding the foregoing, Sections 4.2, 4.7, 4.9, 4.10, 4.12, 4.13, 4.15 and 4.17 shall each survive the termination of this Agreement.

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ARTICLE 4

GENERAL

4.1	Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon any determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the fullest extent possible.

4.2	Obligations of the Holders not Joint

The obligations of the Holders pursuant to this Agreement are several, and not joint nor joint and several, and, no Holder will be liable to the Company or to any other party for the failure of any other Holder to comply with its covenants and obligations under this Agreement.

4.3	Public Filing

The Parties hereby consent to the public filing of this Agreement if any Party is required to do so by law or by applicable regulations or policies of any regulatory agency of competent jurisdiction or any stock exchange.

4.4	SEC Periodic Reports

The Company agrees to file (and the Holders shall take all necessary action within their control to cause the Company to file): (i) within 45 days of the end of each fiscal quarter (other than the fourth fiscal quarter), quarterly and interim financial statements, a “Management’s Discussion and Analysis” and any other information (to the extent such additional information would be material to investors), in each case that would be required in a filing with the SEC on Form 10-Q if the Company were required to file that form under SEC rules and regulations and (ii) within the time period specified in the SEC’s rules and regulations, an Annual Report on Form 20-F; provided, that the foregoing filing obligation shall not apply with respect to any such filing which the Board reasonably determines in good faith would be contrary to the best interests of the Company to file.

4.5	Further Assurances

Each Party will provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions.

4.6	Assignment and Enurement

Neither this Agreement nor any benefits or duties accruing under this Agreement will be transferred by any Party without the prior written consent of the other Parties, except that any Holder will be entitled to assign this Agreement or the benefits or duties accruing hereunder to any Affiliate of such Holder without the prior consent of any other Party, provided that the assignor will remain liable for the performance under this Agreement of its assignees and of any subsequent direct or indirect assignees thereof. Subject to the foregoing, this Agreement will enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Any Holder to whom rights under this Agreement are transferred in accordance with the foregoing requirements of this Section 4.6 will (x) as a condition to such transfer, deliver to the other Parties a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if such transferee were a Holder under this Agreement and (y) be deemed to be a Holder hereunder.

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4.7	Entire Agreement

This Agreement constitutes the entire agreement between the Parties with respect to the matters herein and supersedes all prior agreements, understandings, negotiations and discussions relating to the subject matter hereof.

4.8	Amendments, Modifications, etc.

This Agreement may not be amended, added to, qualified or modified except by an agreement in writing executed by all of the Parties.

4.9	Waiver

Except as otherwise expressly set out herein, no waiver of any provision of this Agreement will be binding unless it is in writing. No indulgence or forbearance by a Party will constitute a waiver of such Party’s right to insist on performance in full and in a timely manner of all covenants in this Agreement. Waiver of any provision will not be deemed to waive the same provision thereafter, or any other provision of this Agreement, at any other time.

4.10	Notices

All notices, requests, demands or other communications required or permitted to be given by one Party to another under this Agreement will be given in writing and delivered by personal delivery or delivery by recognized commercial courier or by e-mail addressed as follows:

(a)	if to the Company:

Gateway Casinos & Entertainment Limited

4331 Dominion Street

Vancouver, BC V5G 1C7

Attention: Tolek Strukoff, Chief Legal Officer and Corporate Secretary

Facsimile: (604) 412-0117

E-mail: tstrukoff@gatewaycasinos.com

With copies to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com, matthew.dixon@lw.com

and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

(b)	if to Catalyst:

c/o The Catalyst Capital Group Inc.

181 Bay Street Suite 4700

Bay Wellington Tower Brookfield Place

P.O. Box 792

Toronto, ON M5J 2T3

E-mail: GDeAlba@catcapital.com

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With copies to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com, matthew.dixon@lw.com

and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

(c)	if to the Sponsors:

c/o Leisure Acquisition Corp.

250 W. 57th Street

Suite 2223

New York, NY 10107

Attention: Daniel B. Silvers

E-mail: dsilvers@matthewslane.com

With copies to:

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Attention: Jeffrey A. Horwitz, Daniel I. Ganitsky

E-mail: jhorwitz@proskauer.com; dganitsky@proskauer.com

and to:

Miller Thomson LLP

Scotia Plaza

40 King Street West, Suite 5800

P.O. Box 1011

Toronto, Ontario M5H 3S1

Attention: Lawrence D. Wilder

E-mail: lwilder@millterthomson.com

or at such other address of which the addressee may from time to time may notify the addressor. Any notice delivered by personal delivery or by courier to the Party to whom it is addressed as provided above will be deemed to have been given and received on the day it is so delivered at such address. If such day is not a Business Day, or if the notice is received after 4:00 p.m. (addressee’s local time), then the notice will be deemed to have been given and received on the next Business Day. Any notice transmitted by e-mail will be deemed to have been given and received at the time of receipt. If such day is not a Business Day, or if the transmission of e-mail is received after 5:00 p.m. (addressee’s local time), then the notice will be deemed to have been given and received on the next Business Day.

4.11	Counterparts; Email and Electronic Signatures

This Agreement may be signed in one or more counterparts, each of which once signed will be deemed to be an original. All such counterparts together will constitute one and the same instrument. Notwithstanding the date of

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execution of any counterpart, each counterpart will be deemed to bear the effective date first written above. This Agreement, any and all agreements and instruments executed and delivered in accordance herewith, along with any amendments hereto or thereto, to the extent signed and delivered by means of a scanned email or internet transmission copy or other means of electronic transmission, will be treated in all manner and respects and for all purposes as an original signature, agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

4.12	Governing Law and Jurisdiction for Disputes

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia (without giving effect to any conflict of laws principles thereunder) and the federal laws of Canada applicable therein.

4.13	Third Party Beneficiaries

The terms and provisions of this Agreement are intended solely for the benefit of the Parties and their respective successors and permitted assigns, and it is not the intention of the Parties to confer any third party beneficiary rights and this Agreement does not confer any such rights upon any third party (including any holders of securities of the Company) that are not party to this Agreement.

4.14	Effectiveness

This Agreement shall become effective solely upon (a) execution of this Agreement by each of the Holders and the Company and (b) the consummation of the Closing. In the event that the Merger Agreement is terminated for any reason without the Closing having occurred, this Agreement shall not become effective and shall be void ab initio.

4.15	Remedies

Each Party agrees that an award of monetary damages would not be an adequate remedy for any loss incurred by reason of any breach of this Agreement and that, in the event of any breach or threatened breach of this Agreement by a Party, the Company or the Holder, as the case may be, will be entitled, without the posting of bond, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach or threatened breach of this Agreement but will be in addition to all other remedies available at law or in equity.

4.16	Authority

Each Party represents and warrants to and agrees with each other Party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such Party and do not violate any agreement or other instrument applicable to such Party or by which its assets are bound. This Agreement does not, and will not be construed to, give rise to the creation of a partnership among any of the Parties, or to constitute any of such Parties members of a joint venture or other association.

4.17	Conflict with Articles

In the event of any conflict between the Articles and this Agreement, it is expressly agreed that as between the Holders and the Company, this Agreement shall prevail and the parties hereto shall use best efforts to amend the Articles to be consistent with this Agreement. In the event of a conflict between the provisions of Canadian law and this Agreement (including any conflict with the Act), each Holder and the Company shall cooperate to effectuate the provisions of this Agreement in accordance with, and take such actions as may be required to satisfy, the requirements of Canadian law (including the Act, as applicable), including taking all necessary action

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within their control to fully effectuate the intent and purpose of this Agreement while satisfying any requirement of Canadian law (including the Act, as applicable). For the avoidance of doubt, nothing contained in this Agreement shall be deemed to constitute an amendment of the Articles or of any previous articles of association of the Company. Notwithstanding any other provisions of this Agreement, to the extent not inconsistent with the Articles and the Act, the Company undertakes to be bound by and comply with the terms and conditions of this Agreement insofar as the same relates to the Company and any subsidiaries of the Company and to act in all respects as contemplated by this Agreement.

(Remainder of page left intentionally blank. Signature page follows.)

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IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed as of the date first written above.

GTWY HOLDINGS LIMITED

By:	/s/ Gabriel de Alba
Authorized Signatory

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THE CATALYST CAPITAL GROUP INC.

By:	/s/ Gabriel de Alba
Authorized Signatory

CATALYST FUND II PARALLEL LIMITED PARTNERSHIP

By:	/s/ Gabriel de Alba
Authorized Signatory

CATALYST FUND LIMITED PARTNERSHIP II

By:	/s/ Gabriel de Alba
Authorized Signatory

CATALYST FUND LIMITED PARTNERSHIP III

By:	/s/ Gabriel de Alba
Authorized Signatory

GABRIEL DE ALBA

By:	/s/ Gabriel de Alba

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A. Lorne Weil

By:	/s/ A. Lorne Weil

A-1

MLCP GLL FUNDING LLC

By:	/s/ Daniel B. Silvers
Authorized Signatory

MATTHEWS LANE CAPITAL PARTNERS LLC

By:	/s/ Daniel B. Silvers
Authorized Signatory

HYDRA LAC, LLC

By:	/s/ A. Lorne Weil
Authorized Signatory

A-2

EXHIBIT A

FORM OF NOMINATION LETTER

[See attached.]

A-1

Exhibit G

Transaction Support Agreement

[See attached]

EXHIBIT G

Execution Version

TRANSACTION SUPPORT AGREEMENT

This TRANSACTION SUPPORT AGREEMENT (this “Agreement”) is dated as of December 27, 2019, by and among the Persons set forth on Schedule I hereto (each, a “Supporting Party” and, together, the “Supporting Parties”), Leisure Acquisition Corp., a Delaware corporation (“LACQ”), and GTWY Holdings Limited, a Canadian corporation (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below). Each Supporting Party, LACQ and the Company are each sometimes referred to herein as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, as of the date hereof, the Supporting Parties collectively are the holders of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of 5,925,000 shares of LACQ Common Stock and 7,325,000 LACQ Warrants in the aggregate;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, LACQ, the Company and GTWY Merger Sub Corp., a Delaware corporation (“Merger Sub”), will enter into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which, among other transactions, LACQ will merge with and into Merger Sub, with LACQ surviving as the Surviving Company and a wholly-owned Subsidiary of the Company, on the terms and conditions set forth therein;

WHEREAS, in connection with the Transactions, a portion of the shares of LACQ Common Stock held by the Supporting Parties will be cancelled as further specified in Section 2.1(c) of the Merger Agreement and in this Agreement; and

WHEREAS, as an inducement to LACQ, the Company and Merger Sub to enter into the Merger Agreement and to consummate the Transactions, the parties hereto desire to agree to certain matters as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties hereto each hereby agree as follows:

ARTICLE I

SUPPORTING PARTY AGREEMENTS; COVENANTS

Section 1.1    Binding Effect of Merger Agreement; Cancellation of LACQ Common Stock. Each Supporting Party hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Each Supporting Party shall be bound by and comply with Sections 2.1(c) and 9.1 of the Merger Agreement (and any relevant definitions contained in such Sections) as if such Supporting Party were an original signatory to the Merger Agreement with respect to such provisions. Without limiting the generality of the foregoing, on the Closing Date, but in any event immediately prior to the Merger Effective Time, each Supporting Party shall (and, subject only to the consummation of the Closing hereby does) irrevocably surrender, forfeit and consent to the termination and cancellation, in each case for no consideration and without further right, obligation or liability of any kind or nature on the part of LACQ, the Company or Merger Sub, of a number of shares of LACQ Common Stock equal to the amount set forth opposite such Supporting Party’s name on Schedule I hereto. Immediately prior to the consummation of the Transactions, each Supporting Party shall cause to be delivered and surrendered for cancellation any stock certificates or any similar instruments or securities evidencing or representing the shares of LACQ Common Stock to be forfeited, terminated and cancelled pursuant to the preceding sentence.

Section 1.2    Amendment to LACQ Warrants.

(a)    On or prior to the Closing Date, but in any event prior to the Merger Effective Time, the Supporting Parties and LACQ shall cause the LACQ Warrant Agreement to be amended such that the LACQ Warrants held by the Supporting Parties as of the Closing Date will be amended such that each Supporting Party holds the number of LACQ Warrants at the applicable strike price(s) set across from their respective name in the fourth column of Schedule II hereto.

(b)    The Supporting Parties hereby agree that effective as of the Closing, the LACQ Warrant Agreement will be terminated and, pursuant to the terms of the Merger Agreement, the LACQ Warrants held by the Supporting Parties will be exchanged for warrants of the Company which shall be governed by a warrant agreement substantially in the form and content as attached as Exhibit A hereto.

Section 1.3    No Transfer. During the period commencing on the date hereof and ending on the earlier of (a) immediately prior to the consummation of the Closing and (b) the termination of the Merger Agreement pursuant to Article XI thereof, each Supporting Party shall not (i) sell, offer to sell, redeem, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC (other than the Proxy Statement/Prospectus) or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any LACQ Common Stock or LACQ Warrants owned by such Supporting Party; provided, however, that such restrictions shall not be applicable to any shares of LACQ Common Stock acquired by HG Vora Special Opportunities Master Fund, Ltd. as part of LACQ’s initial public offering (“Vora IPO Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of LACQ Common Stock or LACQ Warrants owned by such Supporting Party; provided, however, that such restrictions shall not be applicable to any Vora IPO Shares or (iii) publicly announce any intention to effect any transaction specified in clauses (i) or (ii); provided that the Supporting Parties shall be permitted to make transfers to (A) Affiliates or family trusts, in each case for estate planning purposes and (B) any other Supporting Party or a permitted transferee of any Supporting Party who is an original Supporting Party to this Agreement, in each case so long as (x) at least three (3) Business Days prior to any such transfer permitted under either of the foregoing clauses (A) or (B), such transferring Supporting Party shall deliver a written notice to LACQ and the Company, which notice will disclose in reasonable detail the identity of such transferee and (y) as a condition to any such transfer permitted under the foregoing clause (A), such transferee shall execute a joinder and acknowledgement reasonably satisfactory to the Company to be bound by and made a party to this Agreement; provided, further that, any such transfer shall not relieve, discharge or otherwise modify the obligations of the transferring Supporting Party under this Agreement. Notwithstanding the foregoing, during the period commencing on the date hereof and ending on the earlier of immediately prior to the consummation of the Closing and the termination of the Merger Agreement pursuant to Article XI thereof, the Supporting Parties shall at all times maintain ownership of a number of shares of LACQ Common Stock sufficient to satisfy the cancellation and forfeiture obligations set forth in Section 2.1(b) of the Merger Agreement.

Section 1.4    New Shares. In the event that (a) any shares of LACQ Common Stock or other LACQ Securities are issued to a Supporting Party after the date of this Agreement pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of LACQ Common Stock of, on or affecting the LACQ Common Stock owned by such Supporting Party or otherwise, (b) a Supporting Party purchases or otherwise acquires beneficial ownership of any shares of LACQ Common Stock or other LACQ Securities after the date of this Agreement, or (c) a Supporting Party acquires the right to vote or share in the voting of any shares of LACQ Common Stock or other LACQ Securities after the date of this Agreement (such

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LACQ Common Stock or other LACQ Securities, collectively, the “New Shares”), then such New Shares acquired or purchased by such Supporting Party shall be subject to the terms of this Agreement to the same extent as if they constituted the LACQ Common Stock owned by such Supporting Party as of the date hereof.

Section 1.5    Termination of Existing Registration Rights Agreement. LACQ and each Supporting Party hereby consents to, and agrees that, conditioned upon the Closing of the Transactions and effective as of the Merger Effective Time, the Registration Rights Agreement, dated as of December 1, 2017 (the “Existing Registration Rights Agreement”), by and among LACQ, certain Supporting Parties and the other parties signatory thereto, shall terminate (and any amendment, notice or other action necessary to effectuate any such termination shall be deemed made pursuant to this Section 1.5) and such agreement shall be of no further force and effect.

Section 1.6    Voting Agreement.

(a)    At every meeting of the stockholders of LACQ called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of LACQ with respect to any of the following matters, each Supporting Party shall, or shall cause the holder of record on any applicable record date to (including via proxy), vote all of the shares of LACQ Common Stock and any other equity securities of LACQ each such Supporting Party beneficially owns as of the date hereof and any other shares of LACQ Common Stock or any other equity securities of LACQ such Supporting Party purchases or otherwise acquires beneficial ownership of after the date hereof, on the record date of the vote or votes to be held at such meeting: (i) in favor of the Transactions (including, but not limited to the Merger) and (ii) against (A) any proposal that would reasonably be expected to result in any condition to the consummation of (1) the Merger or the conditions set forth in Article X of the Merger Agreement not being fulfilled or (2) any Transaction not being consummated or fulfilled or (B) any merger or agreement constituting a Business Combination Proposal other than the Merger.

(b)    During the period commencing on the date hereof and ending on the earlier of the consummation of the Transactions and the termination of the Merger Agreement pursuant to Article XI thereof, each Supporting Party shall not modify or amend any Contract between or among such Supporting Party, anyone related by blood, marriage or adoption to such Supporting Party or any Affiliate of such Supporting Party (other than LACQ or any of its Subsidiaries), on the one hand, and LACQ or any of LACQ’s Subsidiaries, on the other hand, in each case, except as contemplated under this Agreement or the Merger Agreement (including the Disclosure Schedules thereto).

Section 1.7    Further Assurances. Each Supporting Party shall take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Merger and the Transactions on the terms and subject to the conditions set forth in the Merger Agreement and herein.

Section 1.8    No Inconsistent Agreement. Each Supporting Party hereby represents and covenants that such Supporting Party has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of such Supporting Party’s obligations hereunder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1    Representations and Warranties of the Supporting Parties. Each Supporting Party represents and warrants as of the date hereof to LACQ and the Company (solely with respect to itself, himself or herself and not with respect to any other Supporting Party) as follows:

(a)    Organization; Due Authorization. If such Supporting Party is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated,

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formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Supporting Party’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Supporting Party. If such Supporting Party is an individual, such Supporting Party has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Supporting Party and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such Supporting Party, enforceable against such Supporting Party in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Supporting Party.

(b)    Ownership. Such Supporting Party is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Supporting Party’s shares of LACQ Common Stock and LACQ Warrants, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares of LACQ Common Stock or LACQ Warrants (other than transfer restrictions under the Securities Act)) affecting any such shares of LACQ Common Stock or LACQ Warrants, other than any Permitted Liens or pursuant to (i) this Agreement, (ii) the LACQ Governing Documents, (iii) the Merger Agreement, or (iv) any applicable Securities Laws. Such Supporting Party’s shares of LACQ Common Stock and LACQ Warrants are the only equity securities in LACQ owned of record or beneficially by such Supporting Party on the date of this Agreement, and none of such Supporting Party’s shares of LACQ Common Stock or LACQ Warrants are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such shares of LACQ Common Stock or LACQ Warrants, except as provided hereunder. Other than the LACQ Warrants and as contemplated by the Contingent Forward Purchase Contract, no Supporting Party holds or owns any rights to acquire (directly or indirectly) any LACQ Securities or any equity securities convertible into, or which can be exchanged for, LACQ Securities.

(c)    No Conflicts. The execution and delivery of this Agreement by such Supporting Party does not, and the performance by such Supporting Party of his, her or its obligations hereunder will not, (i) if such Supporting Party is not an individual, conflict with or result in a violation of the organizational documents of such Supporting Party or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Supporting Party or such Supporting Party’s shares of LACQ Common Stock or LACQ Warrants), in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Supporting Party of its, his or her obligations under this Agreement and/or the Merger Agreement.

(d)    Litigation. There are no Actions pending against such Supporting Party, or to the knowledge of such Supporting Party, threatened in writing against such Supporting Party before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Supporting Party of its, his or her obligations under this Agreement.

(e)    Acknowledgment. Such Supporting Party understands and acknowledges that each of LACQ and the Company is entering into the Merger Agreement in reliance upon such Supporting Party’s execution and delivery of this Agreement.

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ARTICLE III

MISCELLANEOUS

Section 3.1    Termination. This Agreement and all of its provisions (other than this Article III) shall terminate and be of no further force or effect upon the earlier to occur of (a) the Closing, (b) the date upon which the Merger Agreement is terminated in accordance with its terms, or (c) the date upon which the Parties agree in writing to terminate this Agreement. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect hereof or the transactions contemplated hereby, and no Party shall have any claim against another (and no person shall have any rights against such Party), whether under contract, tort or otherwise, with respect to the subject matter hereof, provided however, that the termination of this Agreement shall not relieve any Party from liability arising in respect of any breach prior to such termination. For the avoidance of doubt, this ARTICLE III shall survive the termination of this Agreement.

Section 3.2    Governing Law. This Agreement, and all matters relating to the interpretation, construction, validity and enforcement of this Agreement, including all claims (whether in tort or contract) or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws (whether of the State of Delaware or any other jurisdiction) to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 3.3    Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.

(a)    Any proceeding or action based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought in the Court of Chancery of the State of Delaware (or, to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and agrees not to bring any proceeding or action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 3.3(a).

(b)    WAIVER OF TRIAL BY JURY. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.4    Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (including by operation of law) without the prior written consent of the other Parties.

Section 3.5    Specific Performance and Injunctive Relief. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages would be an inadequate remedy therefor.

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It is accordingly agreed that the parties shall be entitled to seek injunctive relief, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which such Party is entitled at law or in equity. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law, and each Party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

Section 3.6    Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the Supporting Parties, LACQ and the Company.

Section 3.7    Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 3.8    Fiduciary Duties of Shareholders. Notwithstanding any provision of this Agreement to the contrary, a shareholder, officer or director of the Supporting Party that is a director or officer of LACQ shall not be limited or restricted by this Agreement in the exercise of his or her fiduciary duties as a director or officer of LACQ.

Section 3.9    Notices. All notices, requests, demands and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when actually delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by telecopy, facsimile or email (in each case in this clause (iv), solely if receipt is confirmed and, in the case of email, excluding any automated reply, such as an out-of-office notification), addressed as follows:

If to LACQ:

Leisure Acquisition Corp.

250 W. 57th Street

Suite 2223

New York, NY 10107

Attention: Daniel B. Silvers, Chief Executive Officer

E-mail: dsilvers@matthewslane.com

with copies to (which will not constitute notice):

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Attention: Jeffrey A. Horwitz; Daniel I. Ganitsky

Facsimile: (212) 969-2900

E-mail: jhorwitz@proskauer.com; dganitsky@proskauer.com

and to:

Miller Thomson LLP

Scotia Plaza

40 King Street West, Suite 5800

P.O. Box 1011

Toronto, Ontario M5H 3S1

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Attention: Lawrence D. Wilder

If to the Company:

Gateway Casinos & Entertainment Limited

4331 Dominion Street

Vancouver, BC V5G 1C7

Attention: Tolek Strukoff, Chief Legal Officer and Corporate Secretary

Facsimile: (604) 412-0117

E-mail: tstrukoff@gatewaycasinos.com

with copies to (which will not constitute notice):

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Attention: Zachary Judd and Matthew Dixon

Facsimile: (312) 993-9767

E-mail: zachary.judd@lw.com, matthew.dixon@lw.com

and to:

Bennett Jones LLP

#2500 - 666 Burrard Street

Vancouver, British Columbia V6C 2X8

Attention: Christian Gauthier

Facsimile: (604) 891-5100

E-mail: gauthierc@bennettjones.com

If to a Supporting Party:

To such Supporting Party’s address set forth in Schedule I.

with a copy to (which will not constitute notice):

Proskauer Rose LLP

Eleven Times Square

New York, NY 10036-8299

Attention: Jeffrey A. Horwitz; Daniel I. Ganitsky

Facsimile: (212) 969-2900

E-mail: jhorwitz@proskauer.com; dganitsky@proskauer.com

Section 3.10    Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by facsimile or electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.11    Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.12    Trust Account Waiver. The Company (for itself and on behalf of its Affiliates, directors, officers, employees, agents and other representatives) hereby irrevocably waives any and all right, title, interest, causes of action and claims of any kind or nature whatsoever in or to, and any and all right to seek payment of any amounts due to it out of, the Trust Account established for the benefit of the public stockholders of LACQ and into which substantially all of the proceeds of the LACQ’s initial public offering have been deposited, and hereby irrevocably waives any claim it presently has or may have in the future as a result of, or arising out of, the

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Merger Agreement, this Agreement or any other Ancillary Agreement, which claim would reduce, encumber or otherwise adversely affect the Trust Account or any monies or other assets in the Trust Account, and further agrees not to seek recourse, reimbursement, payment or satisfaction of any claim against the Trust Account or any monies or other assets in the Trust Account for any reason whatsoever.

Section 3.13    Tax Matters. The Company or any of its Subsidiaries shall make an advance (any such advance, a “Tax Advance”) to Daniel B. Silvers and/or A. Lorne Weil (each, a “Sponsor”) who incurs an income tax liability as a result of a final determination within the meaning of Section 1313(a) of the Code (an “Adverse Tax Determination”) that the Transactions failed to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The amount of any Tax Advance shall equal the amount of income tax payable by the Sponsor, minus the aggregate amount of proceeds from the sale of such Sponsor’s or its Affiliate’s Company Shares prior to such Adverse Tax Determination. Such Tax Advance shall not bear any interest and shall be repayable upon any sale of such Sponsor’s or its Affiliate’s Company Shares after its receipt of such Tax Advance and such repayment shall be in proportion to the percentage of such Company Shares sold by the Sponsor. In addition, the Company or any of its Subsidiaries shall reimburse the Sponsor for any interest, penalties or additions to income tax liability that such Sponsor incurs as a result of such Adverse Tax Determination; provided that neither the Company nor any of its Subsidiaries shall have any obligation to loan, reimburse or otherwise pay any Sponsor any amount for Taxes attributable to making any Tax Advance or reimbursement under this Section 3.13; provided, further, that (x) no Sponsor shall take, or omit to take, any action that could prevent the Transactions from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and (y) each Sponsor shall file all Tax Returns consistent with, and take no position inconsistent with, the Intended Tax Treatment unless otherwise required by a final “determination” within the meaning Section 1313(a) of the Code. Each Sponsor shall promptly notify the Company of any challenge to the Intended Tax Treatment by any Governmental Authority.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Supporting Parties, LACQ and the Company have each caused this Agreement to be duly executed as of the date first written above.

SUPPORTING PARTIES:

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

/s/ Parag Vora
Name:	Parag Vora
Title:	Manager

MLCP GLL FUNDING LLC

/s/ Daniel B. Silvers
Name:	Daniel B. Silvers
Title:	Authorized Signatory

MATTHEWS LANE CAPITAL PARTNERS LLC

/s/ Daniel B. Silvers
Name:	Daniel B. Silvers
Title:	Managing Member

HYDRA LAC, LLC

/s/ A. Lorne Weil
Name:	A. Lorne Weil
Title:	Authorized Signatory

/s/ Daniel B. Silvers
Name:	Daniel B. Silvers

/s/ A. Lorne Weil
Name:	A. Lorne Weil

/s/ George Peng
Name:	George Peng

/s/ Eric Carrera
Name:	Eric Carrera

/s/ Marion Rainone
Name:	Marion Rainone

/s/ Nancy Torres
Name:	Nancy Torres

[Signature Page to Transaction Support Agreement]

/s/ Joanne O’Shea
Name:	Joanne O’Shea

/s/ Debra Aronowitz
Name:	Debra Aronowitz

/s/ Jenn Calabrese
Name:	Jenn Calabrese

/s/ Nicholas Weil
Name:	Nicholas Weil

[Signature Page to Transaction Support Agreement]

LACQ:

LEISURE ACQUISITION CORP.

By:	/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Chief Executive Officer

COMPANY:

GTWY HOLDINGS LIMITED

By:	/s/ Gabriel de Alba
Name: Gabriel de Alba
Title: Authorized Signatory

[Signature Page to Transaction Support Agreement]

EXECUTION VERSION

AMENDMENT NO. 1 TO TRANSACTION SUPPORT AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Transaction Support Agreement (as defined below) is made and entered into as of January 30, 2020, by and among the Persons set forth on Schedule I hereto (each, a “Supporting Party” and together, the “Supporting Parties”), Leisure Acquisition Corp., a Delaware corporation (“LACQ”) and GTWY Holdings Limited, a Canadian corporation (the “Company”).

WITNESSETH:

WHEREAS, the Supporting Parties, LACQ and the Company entered into that certain Transaction Support Agreement, dated as of December 27, 2019 (the “Transaction Support Agreement”);

WHEREAS, pursuant to Section 3.6 of the Transaction Support Agreement, the Transaction Support Agreement may be amended upon the execution and delivery of a written agreement executed by each of the Supporting Parties, LACQ and the Company; and

WHEREAS, the Parties desire to amend certain terms and conditions of the Transaction Support Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto do hereby agree as follows:

1.    Capitalized Terms. All capitalized terms used in the recitals above and elsewhere in this Amendment which are not defined herein shall have the meaning ascribed to them in the Transaction Support Agreement.

2.    Amendment to Section 3.3(a). The last sentence of Section 3.3.(a) of the Transaction Support Agreement shall be amended to replace the words “Error! Reference source not found.” with “Section 3.3(a)”.

3.    Amendment to Exhibit A. Exhibit A of the Transaction Support Agreement is hereby replaced in its entirety with the Warrant Agreement attached hereto as Exhibit A.

4.    No Further Amendments. This Amendment and the Transaction Support Agreement, taken together, shall constitute a single integrated instrument. Except as expressly amended hereby, the Transaction Support Agreement is not amended, modified or affected by this Amendment, and the Transaction Support Agreement and the rights and obligations of the parties thereunder are hereby ratified and confirmed by the parties hereto in all respects.

5.    Incorporation by Reference. The provisions set forth in Sections 3.2, 3.3, 3.6, 3.7, 3.9, 3.10, 3.11 and 3.12 of the Transaction Support Agreement are hereby incorporated by reference herein, mutatis mutandis, as if such provisions were fully set forth in this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF this Amendment to the Transaction Support Agreement has been duly executed and delivered by each Party as of the date first above written.

SUPPORTING PARTIES:
HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.
/s/ Mandy Lam
Name: Mandy Lam
Title: Authorized Signatory
MLCP GLL FUNDING LLC
/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Authorized Signatory
MATTHEWS LANE CAPITAL PARTNERS LLC
/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Authorized Signatory
HYDRA LAC, LLC
/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Authorized Signatory
/s/ Daniel B. Silvers
Name: Daniel B. Silvers
/s/ A. Lorne Weil
Name: A. Lorne Weil

[Signature Page to Amendment No. 1 to Transaction Support Agreement]

/s/ George Peng
Name:	George Peng
/s/ Eric Carerra
Name:	Eric Carrera
/s/ Marion Rainone
Name:	Marion Rainone
/s/ Nancy Torres
Name:	Nancy Torres
/s/ Joanne O’Shea
Name:	Joanne O’Shea
/s/ Debra Aronowitz
Name:	Debra Aronowitz
/s/ Jenn Calabrese
Name:	Jenn Calabrese
/s/ Nicholas Weil
Name:	Nicholas Weil

[Signature Page to Amendment No. 1 to Transaction Support Agreement]

LACQ:
LEISURE ACQUISITION CORP.
By:	/s/ Daniel B. Silvers
Name: Daniel B. Silvers
Title: Chief Executive Officer
COMPANY:
GTWY HOLDINGS LIMITED
By:	/s/ Gabriel de Alba
Name: Gabriel de Alba
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Transaction Support Agreement]

EXHIBIT A

(see attached)

WARRANT AGREEMENT

GTWY HOLDINGS LIMITED

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Dated as of [●], 2020

THIS WARRANT AGREEMENT (this “Agreement”), dated as of [●], 2020, is by and between GTWY Holdings Limited, a Canadian corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”, also referred to herein as the “Transfer Agent”).

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of December [●], 2019 (the “Merger Agreement”), with GTWY Merger Sub Corp. and Leisure Acquisition Corp. (“LACQ”), pursuant to which and in connection with a Plan of Arrangement, the Company agreed to issue to shareholders of the Company as of immediately prior to the consummation of the transactions contemplated by the Merger Agreement (i) a class of warrants (“Class A Warrants”), subject to certain vesting conditions contained in the Merger Agreement, to purchase one share of the Company’s capital stock (a “Common Share”), in accordance with the terms hereof and (ii) a number of Series I Warrants, Series II Warrants and Series III Warrants (in each case, as defined below) (such Class A Warrants, Series I Warrants, Series II Warrants and Series III Warrants issued to such shareholders of the Company, the “GTWY Warrants”);

WHEREAS, pursuant to the Merger Agreement, each warrant issued by LACQ in its initial public offering to purchase one share of LACQ common stock at an exercise price of $11.50 (the “LACQ Public Warrants”) was converted into one warrant, designated as a “Class B Warrant, Series I” (a “Series I Warrant” and such converted Series I Warrants issued to the holders of LACQ Public Warrants, the “Series I Public Warrants”), issued by the Company to purchase one Common Share, in accordance with the terms hereof;

WHEREAS, pursuant to the Merger Agreement, each warrant issued by LACQ pursuant to that certain Warrant Purchase Agreement, dated as of December 1, 2017, by and between LACQ and the purchasers named therein (the “Warrant Purchasers”), to purchase one share of LACQ common stock (the “LACQ Placement Warrants”) was converted into one warrant, designated as either a Series I Warrant, a “Class B Warrant, Series II” (a “Series II Warrant”) or a “Class B Warrant, Series III” (a “Series III Warrant” and together with the Class A Warrants, Series I Warrants and Series II Warrants, the “Warrants”), in each case, issued by the Company to purchase one Common Share in accordance with the terms hereof, such that the aggregate number of LACQ Placement Warrants held by each Warrant Purchaser was converted into an equal number of Warrants, comprised of equal amounts of Series I Warrants, Series II Warrants and Series III Warrants;

WHEREAS, in connection with the Merger Agreement and the transactions contemplated thereby, the Company has entered into that certain Contingent Forward Purchase Contract, dated as of December [●], 2020, with HG Vora Special Opportunities Master Fund, Ltd. (“HGV”), pursuant to which HGV has agreed to purchase 3,000,000 Units (the “Forward Purchase Units”), each Forward Purchase Unit comprised of one Common Share and one-half of one Series I Warrant, such purchase to occur simultaneously with the Closing (as defined in the Merger Agreement);

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-4 (the “Registration Statement”) and prospectus (the “Prospectus”), for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the Common Shares and the Series I Public Warrants;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.    Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

2.    Warrants.

2.1    Form of Warrant. Each Warrant shall be issued in registered form. At the Company’s option, any Series I Warrants listed on a securities exchange or interdealer quotation system may be distinguished from other Series I Warrants that are not so listed or quoted, by designating such warrants as “Class B Warrants, Series I-A” and “Class B Warrants, Series I-B”, respectively, and all such warrants shall be a Series I Warrant for purposes of this Agreement.

2.2    Effect of Countersignature. If a physical certificate is issued, unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.3    Registration.

2.3.1    Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”), for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. Ownership of beneficial interests in the Warrants shall be shown on, and the transfer of such ownership shall be effected through, records maintained by institutions that have accounts with the Depositary Trust Company (the “Depositary”) (such institutions, with respect to a Warrant in its account, a “Participant”). If the Depositary subsequently ceases to make its book-entry settlement system available for any Warrants, the Company may instruct the Warrant Agent regarding making other arrangements for book-entry settlement. In the event that any Warrants are not eligible for, or it is no longer necessary to have Warrants available in book-entry form, the Warrant Agent shall provide written instructions to the Depositary to deliver to the Warrant Agent for cancellation each book-entry Warrant, and the Company shall instruct the Warrant Agent to deliver to the Depositary definitive certificates in physical form evidencing such Warrants which shall be in the form annexed hereto as Exhibit A. Physical certificates, if issued, shall be signed by, or bear the facsimile signature of, the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary or other principal officer of the Company. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

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2.3.2    Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is registered in the Warrant Register (the “Registered Holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on any physical certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4    No Fractional Warrants Other Than as Part of Forward Purchase Units. The Company shall not issue fractional Warrants other than as part of the Forward Purchase Units. If a holder of Warrants would be entitled to receive a fractional Warrant, the Company shall round down to the nearest whole number the number of Warrants to be issued to such holder.

3.    Terms and Exercise of Warrants.

3.1    Exercise Prices.

3.1.1    Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the Registered Holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of Common Shares stated therein, at the price per share applicable to such Warrant (as provided in Section 3.1.2), subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which Common Shares may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days, provided, that the Company shall provide at least twenty (20) days prior written notice of such reduction to Registered Holders of the Warrants and, provided further that any such reduction shall be identical among all of the Warrants.

3.1.2    Exercise Price Per Series.

(a)    Each Class A Warrant shall have a Warrant Price of $0.001;

(b)    Each Series I Warrant shall have a Warrant Price of $11.50;

(c)    Each Series II Warrant shall have a Warrant Price of $12.50; and

(d)    Each Series III Warrant shall have a Warrant Price of $15.00.

3.2    Duration of Warrants. A Warrant may be exercised only during the period (the “Exercise Period”) commencing as of the Closing and ending (i) with respect to the Series I Warrants and Series II Warrants, on the date that is the fifth (5th) anniversary of the Closing and (ii) with respect to the Class A Warrants and Series III Warrants, on the date that is the seventh (7th) anniversary of the Closing (in each case, the “Expiration Date”); provided, for the avoidance of doubt, that the Class A Warrants shall not be exercisable if such Warrants fail to vest in accordance with their terms; provided, further, however, that the exercise of any Warrant shall be subject to the satisfaction of any applicable conditions, as set forth in subsection 3.3.2 below, with respect to an effective registration statement. Each Warrant not exercised on or before the applicable Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on such applicable Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the applicable Expiration Date; provided, that the Company shall provide at least twenty (20) days prior written notice of any such extension to Registered Holders of the Warrants and, provided further that any such extension shall be identical in duration among all the Warrants.

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3.3    Exercise of Warrants.

3.3.1    Payment. Subject to the provisions of the respective Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the Registered Holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrant, duly executed, and by paying in full the applicable Warrant Price for each full Common Share as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Common Shares and the issuance of such Common Shares, as follows:

(a)    with respect to all Warrants, in lawful money of the United States, in good certified check or good bank draft payable to the order of the Warrant Agent;

(b)    (i) in the event of a redemption pursuant to Section 6 hereof in which the Company’s board of directors has required all holders of the Series I Public Warrants to exercise such Series I Public Warrants or (ii) with respect to any Warrants other than the Series I Public Warrants, on a “cashless basis,” by surrendering the Warrants for that number of Common Shares equal to the quotient obtained by dividing (x) the product of the number of Common Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value”, as defined in this subsection 3.3.1(b) by (y) the Fair Market Value. Solely for purposes of this subsection 3.3.1(b), the “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the ten (10) trading days ending on the third (3rd) trading day prior to the date on which notice of exercise of the Warrant is sent to the Warrant Agent;

(c)    with respect to all Warrants, as provided in Section 7.4 hereof.

3.3.2    Issuance of Common Shares on Exercise. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to subsection 3.3.1(a)), the Company shall issue to the Registered Holder of such Warrant a book-entry position or certificate, as applicable, or for the number of full Common Shares to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new book-entry position or countersigned Warrant, as applicable, for the number of Common Shares as to which such Warrant shall not have been exercised. No Warrant shall be exercisable and the Company shall not be obligated to issue Common Shares upon exercise of a Warrant unless the Common Shares issuable upon such Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the Registered Holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant and such Warrant may have no value and expire worthless. In no event will the Company be required to net cash settle the Warrant exercise. The Company may require holders of Warrants to settle their Warrant on a “cashless basis” pursuant to Section 7.4. If, by reason of any exercise of warrants on a “cashless basis”, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a Common Share, the Company shall round down to the nearest whole number, the number of Common Shares to be issued to such holder.

3.3.3    Valid Issuance. All Common Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and non-assessable.

3.3.4    Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for Common Shares is issued shall for all purposes be deemed to have become the holder of record of such Common Shares on the date on which the Warrant, or book-entry position representing such Warrant, was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, in the case of a certificated Warrant except that, if the date of such surrender and payment is a date when the share transfer books of the Company or book-entry system of the Warrant Agent are closed, such person shall be

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deemed to have become the holder of such Common Shares at the close of business on the next succeeding date on which the share transfer books or book-entry system are open.

3.3.5    Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this subsection 3.3.5; however, no holder of a Warrant shall be subject to this subsection 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not effect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the Common Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Common Shares beneficially owned by such person and its affiliates shall include the number of Common Shares issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude Common Shares that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of any Warrant, in determining the number of outstanding Common Shares, the holder may rely on the number of outstanding Common Shares as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Commission as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding Common Shares was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4.    Adjustments.

4.1    Stock Dividends.

4.1.1    Split-Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding Common Shares is increased by a stock dividend payable in Common Shares, or by a split-up of Common Shares or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of Common Shares issuable on exercise of each Warrant shall be increased in proportion to such increase in the outstanding Common Shares. A rights offering to holders of Common Shares entitling holders to purchase Common Shares at a price less than the “Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of Common Shares equal to the product of (i) the number of Common Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Shares) multiplied by (ii) one (1) minus the quotient of (x) the price per Common Share paid in such rights offering divided by (y) the Fair Market Value. For purposes of this subsection 4.1.1, (i) if the rights offering is for securities convertible into or exercisable for Common Shares, in determining the price payable for Common Shares, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

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4.1.2    Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Shares on account of such Common Shares (or other shares of the Company’s capital stock into which the Warrants are convertible), other than (a) as described in subsection 4.1.1 above or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the applicable Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Company’s board of directors (the “Board”), in good faith) of any securities or other assets paid on each Common Share in respect of such Extraordinary Dividend. For purposes of this subsection 4.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Shares during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the applicable Warrant Price or to the number of Common Shares issuable on exercise of each Warrant) does not exceed $0.50.

4.2    Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.6 hereof, the number of outstanding Common Shares is decreased by a consolidation, combination, reverse stock split or reclassification of Common Shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Common Shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Common Shares.

4.3    Adjustments in Exercise Price. Whenever the number of Common Shares purchasable upon the exercise of the Warrants is adjusted, as provided in subsection 4.1.1 or Section 4.2 above, the applicable Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of Common Shares so purchasable immediately thereafter.

4.4    Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Common Shares, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Common Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holders of the Warrants shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised his, her or its Warrant(s) immediately prior to such event (the “Alternative Issuance” ); provided, however, that (i) if the holders of the Common Shares were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Shares in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the Common Shares under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor rule)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act (or any successor rule)) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the

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meaning of Rule 13d-3 under the Exchange Act (or any successor rule)) more than 50% of the outstanding Common Shares, the holder of a Warrant shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Shares held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 4; provided, further, that if less than 70% of the consideration receivable by the holders of the Common Shares in the applicable event is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Registered Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Warrant Price shall be reduced by an amount (in dollars) equal to the difference of (i) the Warrant Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of a Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”). For purposes of calculating such amount, (1) Section 5 of this Agreement shall be taken into account, (2) the price of each Common Share shall be the volume weighted average price of the Common Shares as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event, (3) the assumed volatility shall be the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (4) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of the Warrant. “Per Share Consideration” means (i) if the consideration paid to holders of the Common Shares consists exclusively of cash, the amount of such cash per Common Share, and (ii) in all other cases, the volume weighted average price of the Common Shares as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event. If any reclassification or reorganization also results in a change in Common Shares covered by subsection 4.1.1, then such adjustment shall be made pursuant to subsection 4.1.1 or Sections 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of the Warrant.

4.5    Notices of Changes in Warrant. Upon every adjustment of the applicable Warrant Price or the number of Company Shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Common Shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4, the Company shall give written notice of the occurrence of such event to each holder of a Warrant, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.6    No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional Common Shares upon the exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a Common Share, the Company shall, upon such exercise, round down to the nearest whole number the number of Common Shares to be issued to such holder.

4.7    Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of Common Shares as is stated in the Warrants initially issued pursuant to this Agreement; provided,

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however, that the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

4.8    Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

5.    Transfer and Exchange of Warrants.

5.1    Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. The Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

5.2    Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants as requested by the Registered Holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange thereof until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

5.3    Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant, except as part of the Forward Purchase Units.

5.4    Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

5.5    Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

6.    Redemption.

6.1    Redemption. Subject to Section 6.4 hereof, not less than all of the outstanding Series I Public Warrants may be redeemed, at the option of the Company, at any time while they are exercisable and prior to their expiration, at the office of the Warrant Agent, upon notice to the Registered Holders of the Series I Public Warrants, as described in Section 6.2 below, at the price of $0.01 per Warrant (the “Redemption Price”), provided that the last reported sales price of Common Shares is at least $18.00 per share (subject to adjustment in

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compliance with Section 4 hereof), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third Business Day prior to the date on which notice of the redemption is given and provided that there is an effective registration statement covering the Common Shares issuable upon exercise of the Series I Public Warrants, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in Section 6.2 below) or the Company has elected to require the exercise of the Series I Public Warrants on a “cashless basis” pursuant to subsection 3.3.1.

6.2    Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem all of the Series I Public Warrants, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such 30-day period, the “Redemption Period”) to the Registered Holders of the Series I Public Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice.

6.3    Exercise After Notice of Redemption. The Series I Public Warrants may be exercised for cash (or on a “cashless basis” in accordance with subsection 3.3.1(b)) at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. In the event that the Company determines to require all holders of Series I Public Warrants to exercise such warrants on a “cashless basis” pursuant to subsection 3.3.1, the notice of redemption shall contain the information necessary to calculate the number of Common Shares to be received upon exercise of the Series I Public Warrants, including the Fair Market Value (as such term is defined in subsection 3.3.1(b)) in such case. On and after the Redemption Date, the record holder of the Series I Public Warrants shall have no further rights except to receive, upon surrender of the Series I Public Warrants, the Redemption Price.

6.4    Exclusion of non-Series I Public Warrants.

6.4.1    Excluded Warrants. The Company agrees that the redemption rights provided in this Section 6 shall not apply to GTWY Warrants or to Series I Warrants, Series II Warrants and Series III Warrants that were LACQ Placement Warrants or part of the Forward Purchase Units (such Warrants, “Excluded Warrants”) if at the time of redemption such Excluded Warrants continue to be held by a Warrant Purchaser, HGV or their respective Affiliate Transferees (as defined below). However, once such Excluded Warrants are transferred (other than to Affiliate Transferees), the Company may redeem the Excluded Warrants provided that the criteria for redemption are met, including the opportunity of the holder of such Excluded Warrants to exercise the Excluded Warrants prior to redemption pursuant to Section 6.3. Excluded Warrants that are transferred to persons other than Affiliate Transferees shall upon such transfer seize to be Excluded Warrants and shall become Series I Warrants, Series II Warrants or Series III Warrants, as applicable, under this Agreement.

6.4.2    Affiliate Transferees. For purposes of this Section 6.4, “Affiliate Transferee” means the recipient of an Excluded Warrant from a Warrant Purchaser or HGV (an “Excluded Warrant Transferor”)

(a) as a gift to such Excluded Warrant Transferor’s immediate family or to a trust, the beneficiary of which is a member of such Excluded Warrant Transferor’s immediate family, an affiliate of such persons or to a charitable organization;

(b) to the Company’s officers or directors, any affiliate or family member of any Company officers or directors or any member or affiliate of Hydra Management, LLC and Matthews Lane Capital Partners LLC (collectively, the “Sponsors” and each a “Sponsor”) or HGV or fund or account managed or advised by HG Vora Capital Management LLC;

(c) by virtue of the laws of descent and distribution upon death of such Excluded Warrant Transferor;

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(d) pursuant to a qualified domestic relations order; and

(e) by virtue of, with respect to the Sponsors or affiliates of the Sponsors, the laws of the state of Delaware or a Sponsor’s or a Sponsor’s affiliate’s limited liability company operating agreement upon dissolution of such person and with respect to HGV, the laws of the Cayman Islands or HGV’s memorandum and articles of association upon dissolution of HGV.

7.    Other Provisions Relating to Rights of Holders of Warrants.

7.1    No Rights as Shareholder. A Warrant does not entitle the Registered Holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

7.2    Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3    Reservation of Common Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Common Shares that shall be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to the terms of the Merger Agreement.

7.4    Registration of Common Shares; Cashless Exercise at Company’s Option.

7.4.1    Registration of the Common Shares. The Company agrees that as soon as practicable, but in no event later than fifteen (15) Business Days after the Closing, it shall use its best efforts to file with the Commission a registration statement for the registration, under the Securities Act, of the Common Shares issuable upon exercise of the Warrants; provided, however, that the Company shall have no obligations pursuant to this sentence with respect to the holders of Warrants whose Warrants are subject to that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and other holders thereto. The Company shall use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such registration statement has not been declared effective by the 60th Business Day following the Closing, holders of the Warrants shall have the right, during the period beginning on the 61st Business Day after the Closing and ending upon such registration statement being declared effective by the Commission, and during any other period when the Company shall fail to have maintained an effective registration statement covering the shares of Common Stock issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis,” by exchanging the Warrants (in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) or another exemption) for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” (as defined below) by (y) the Fair Market Value. Solely for purposes of this subsection 7.4.1, “Fair Market Value” shall mean the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the Warrant Agent from the holder of such Warrants or its securities broker or intermediary. The date that notice of cashless exercise is received by the Warrant Agent shall be conclusively determined by the Warrant Agent. In connection with the “cashless exercise” of a Warrant, the Company shall, upon request, provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the exercise of the Warrants on a cashless basis in accordance with this subsection 6.4.1 is not required to be registered under the Securities Act and (ii) the Common Shares issued upon

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such exercise shall be freely tradable under United States federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Securities Act (or any successor rule)) of the Company and, accordingly, shall not be required to bear a restrictive legend. Except as provided in subsection 7.4.2, for the avoidance of any doubt, unless and until all of the Warrants have been exercised (other than Warrants subject to the Registration Rights Agreement referred to above), the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this subsection 7.4.1.

7.4.2    Cashless Exercise at Company’s Option. If the Common Shares at the time of any exercise of a Warrant are not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act (or any successor rule), the Company may, at its option, (i) require holders to exercise Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act (or any successor rule) as described in subsection 7.4.1 and (ii) in the event the Company so elects, the Company shall not be required to file or maintain in effect a registration statement for the registration, under the Securities Act, of the Common Shares issuable upon exercise of the Warrants, notwithstanding anything in this Agreement to the contrary. If the Company does not elect at the time of exercise to require a holder of Warrants who exercises Warrants to exercise such Warrants on a “cashless basis,” it agrees to use its best efforts to register or qualify for sale the Common Shares issuable upon exercise of the Warrant under the blue sky laws of the state of residence (in those states in which the Warrants were initially offered by the Company) of the exercising Warrant holder to the extent an exemption is not available.

8.    Concerning the Warrant Agent and Other Matters.

8.1    Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Common Shares upon the exercise of the Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such Common Shares.

8.2    Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1    Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of a Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the Borough of Manhattan, City and State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

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8.2.2    Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent for the Common Shares not later than the effective date of any such appointment.

8.2.3    Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3    Fees and Expenses of Warrant Agent.

8.3.1    Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and shall, pursuant to its obligations under this Agreement, reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

8.3.2    Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4    Liability of Warrant Agent.

8.4.1    Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the Board of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

8.4.2    Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement, except as a result of the Warrant Agent’s gross negligence, willful misconduct or bad faith.

8.4.3    Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof). The Warrant Agent shall not be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant. The Warrant Agent shall not be responsible to make any adjustments required under the provisions of Section 4 hereof or be responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Agreement or any Warrant or as to whether any Common Shares shall, when issued, be valid and fully paid and non-assessable.

8.5    Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of Common Shares through the exercise of the Warrants.

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9.    Miscellaneous Provisions.

9.1    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2    Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

c/o Gateway Casinos & Entertainment Limited

4331 Dominion Street

Vancouver, BC V5G 1C7

Attention: Tolek Strukoff, Chief Legal Officer and Corporate Secretary

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, NY 10004

Attention: Compliance Department

9.3    Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

9.4    Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Registered Holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Registered Holders of the Warrants.

9.5    Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the Borough of Manhattan, City and State of New York, for inspection by the Registered Holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

9.6    Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7    Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

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9.8    Amendments. This Agreement may be amended by the parties hereto without the consent of any Registered Holder for the purpose of curing any ambiguity, or curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the Registered Holders. All other modifications or amendments, including any amendment to increase the applicable Warrant Price or shorten the applicable Exercise Period shall require the vote or written consent of the Registered Holders of 50% of the then outstanding Warrants. Notwithstanding the foregoing, the Company may lower the applicable Warrant Price or extend the duration of the applicable Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Registered Holders.

9.9    Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Exhibit A Form of Warrant Certificate

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GTWY HOLDINGS LIMITED

By
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By
Name:
Title:

Signature Page to the Warrant Agreement

EXHIBIT A

[Form of Warrant Certificate]

[FACE]

Number

Warrants

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

LEISURE ACQUISITION CORP.

Incorporated Under the Laws of the State of Delaware

CUSIP [●]

Warrant Certificate

This Warrant Certificate certifies that [●], or registered assigns, is the registered holder of warrant(s) evidenced hereby (the “Warrants” and each, a “Warrant”) to purchase common shares of capital stock (“Common Shares”), of GTWY Holdings Limited, a Canadian corporation (the “Company”). Each Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable Common Shares as set forth below, at the exercise price (the “Exercise Price”) as determined pursuant to the Warrant Agreement, payable in lawful money (or through cashless exercise as provided for in the Warrant Agreement) of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Each Warrant is initially exercisable for one fully paid and non-assessable Common Share. The number of Common Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Exercise Price per Common Share for any Warrant is equal to $[●] per share. The Exercise Price is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Subject to the conditions set forth in the Warrant Agreement, the Warrants may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, such Warrants shall become void.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

Signature Page to the Warrant Agreement

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles thereof.

GTWY HOLDINGS LIMITED

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Warrant Agent

By:
Name:
Title:

Signature Page to the Warrant Agreement

[Form of Warrant Certificate]

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock and are issued or to be issued pursuant to a Warrant Agreement dated as of December [●], 2020 (the “Warrant Agreement”), duly executed and delivered by the Company to Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the Registered Holders or Registered Holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company. Defined terms used in this Warrant Certificate but not defined herein shall have the meanings given to them in the Warrant Agreement.

Warrants may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement (or through “cashless exercise” if permitted in accordance with the Warrant Agreement) at the principal corporate trust office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his, her or its assignee, a new Warrant Certificate evidencing the number of Warrants not exercised.

Notwithstanding anything else in this Warrant Certificate or the Warrant Agreement, no Warrant may be exercised unless at the time of exercise (i) a registration statement covering the shares of Common Stock to be issued upon exercise is effective under the Securities Act and (ii) a prospectus thereunder relating to the shares of Common Stock is current, except through “cashless exercise” as provided for in the Warrant Agreement.

The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon exercise of the Warrants set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of a Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round down to the nearest whole number of shares of Common Stock to be issued to the holder of the Warrant.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the Registered Holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the Registered Holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive Common Shares and herewith tenders payment for such Common Shares to the order of GTWY Holdings Limited (the “Company”) in the amount of $[●] in accordance with the terms hereof. The undersigned requests that a certificate for such Common Shares be registered in the name of [●], whose address is [●] and that such Common Shares be delivered to [●], whose address is [●]. If said number of Common Shares is less than all of the Common Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such Common Shares be registered in the name of [●], whose address is [●], and that such Warrant Certificate be delivered to [●], whose address is [●].

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(b) or subsection 3.3.1(c) of the Warrant Agreement, the number of Common Shares that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) or subsection 3.3.1(c), respectively, of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number Common Shares that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of Common Shares that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares is less than all of the Common Shares purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of , whose address is , and that such Warrant Certificate be delivered to [●], whose address is [●].

Date: , 20	(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).

Exhibit H

Articles of Incorporation and Bylaws of the Company

[See attached]

EXHIBIT H

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Développement économique Canada Corporations Canada

Certificate of Incorporation	Certificat de constitution

Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

GTWY Holdings Limited

Corporate name / Dénomination sociale

1136645-9

Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation, the articles of incorporation of which are attached, is incorporated under the Canada Business Corporations Act.	JE CERTIFIE que la société susmentionnée, dont les statuts constitutifs sont joints, est constituée en vertu de la Loi canadienne sur les sociétés par actions.

Raymond Edwards

Director / Directeur

2019-04-18

Date of Incorporation (YYYY-MM-DD)

Date de constitution (AAAA-MM-JJ)

Innovation, Science and Economic Development Canada Corporations Canada	Innovation, Sciences et Développement économique Canada Corporations Canada

Form 1 Articles of Incorporation Canada Business Corporations Act (s. 6)	Formulaire 1 Statuts constitutifs Loi canadienne sur les sociétés par actions (art. 6)

1	Corporate name
Dénomination sociale GTWY Holdings Limited
2	The province or territory in Canada where the registered office is situated
La province ou le territoire au Canada où est situé le siège social
BC
3	The classes and any maximum number of shares that the corporation is authorized to issue
Catégories et le nombre maximal d’actions que la société est autorisée à émettre
One class of shares, to be designated as “Common Shares”, in an unlimited number.
4	Restrictions on share transfers
Restrictions sur le transfert des actions
None
5	Minimum and maximum number of directors
Nombre minimal et maximal d’administrateurs
Min. 3 Max. 15
6	Restrictions on the business the corporation may carry on
Limites imposées à l’activité commerciale de la société
None
7	Other Provisions
Autres dispositions
See attached schedule / Voir l’annexe ci-jointe
8	Incorporator’s Declaration: I hereby certify that I am authorized to sign and submit this form.
Déclaration des fondateurs : J’atteste que je suis autorisé à signer et à soumettre le présent formulaire.

Name(s) - Nom(s)	Original Signed by - Original signé par

Kwang Lim	Kwang Lim
Kwang Lim

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ et d’un emprisonnement maximal de six mois, ou l’une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the Privacy Act allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la Loi sur les renseignements personnels permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

IC 3419 (2008/04)

SCHEDULE OF OTHER PROVISIONS

1.

The directors may, between annual meetings of shareholders, appoint one or more additional directors of the Corporation to serve until the next annual meeting of shareholders, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last meeting of the shareholders of the Corporation.

2.	Any meeting of the shareholders of the Corporation may be held in any of the following cities:

St. John’s, Newfoundland

Charlottetown, Prince Edward Island

Halifax, Nova Scotia

Saint John, New Brunswick

Montreal, Quebec

Quebec City, Quebec

Toronto, Ontario

Ottawa, Ontario

Winnipeg, Manitoba

Regina, Saskatchewan

Victoria, British Columbia

Vancouver, British Columbia

Edmonton, Alberta

Calgary, Alberta

or in any other place selected by the directors of the Corporation in accordance with applicable corporate legislation.

3.	For the purpose of these articles:

(a)	a Person is an “associate” of another Person if:

(i)	one is a corporation of which the other is an officer or director;

(ii)	one is a corporation that is controlled by the other or by a group of Persons of which the other is a member;

(iii)	one is a partnership of which the other is a partner;

(iv)	one is a trust of which the other is a trustee or a beneficiary or an associate of either;

(v)	one is a relative, including a spouse, of the other or a relative of the other spouse, if the relative has the same home as the other;

(vi)	both are corporations controlled by the same Person;

(vii)	both are members of a voting trust that relates to voting shares of the Corporation; or

(viii)

both, in the reasonable opinion of the British Columbia Lottery Corporation, are parties to an agreement or arrangement the purpose of which is to require them to act in concert with respect to their interests, direct or indirect, in the Corporation, or they are otherwise acting in concert with respect to those interests;

(b)

“control” means control in any manner that results in control in fact, whether directly through the ownership of securities or indirectly through a trust, an agreement or arrangement, the ownership of any body corporate or otherwise, and, without limiting the generality of the foregoing:

(i)	in the case of the British Columbia Lottery Corporation, a body corporate is controlled by a Person if:

(A)

securities of the body corporate to which are attached more than fifty per cent (50%) of the votes that may be cast to elect directors of the body corporate are held by or for the benefit of that Person, and the votes attached to those securities are sufficient, if exercised, to elect the majority of the directors of the body corporate; or

(B)

the body corporate is a publicly traded company and securities of the body corporate to which are attached more than twenty per cent (20%) of the votes that may be cast to elect directors of the body corporate are held by or for the benefit of that Person, unless that Person gives notice to and satisfies the British Columbia Lottery Corporation that the Person does not in fact control the body corporate; or

(ii)

in the case of the British Columbia Lottery Corporation, a partnership or unincorporated organization is controlled by a Person with an ownership interest therein representing more than twenty per cent (20%) of the assets of the partnership or organization or such ownership interest is held, by or for the benefit of that Person;

(iii)	in the case of the Ontario Gaming and Lottery Corporation, a body corporate is controlled by a Person or Persons if:

(A)

such person holds or beneficially owns a sufficient number of the voting rights attached to all outstanding Voting Securities of such body corporate to affect materially the control of such body corporate;

(B)

any combination of persons, acting jointly or in concert by virtue of an agreement, arrangement, commitment or understanding, hold or beneficially own in total a sufficient number of the voting rights attached to all outstanding Voting Securities of such body corporate to affect materially the control of such body corporate;

(C)	such Person holds or beneficially owns an ownership interest representing more than 20% of the assets of any partnership, trust or other unincorporated organization; or

(D)

such Person has the direct or indirect power or authority to influence or direct the approval of a decision, the management, actions or policies of the body corporate or to prevent the approval of a decision, the management, actions or policies of the body corporate through any contractual right or other power or interest with or over the body corporate;

In addition, a Person or Persons acting jointly or in concert will be deemed to Control a body corporate if such Person or Persons holds or beneficially owns more than 20% of the Voting Securities of such body corporate.

(c)

“Control Person” means any Person that directly or indirectly controls the Corporation, but excluding any Person whose securities are publicly traded and that is not under the control of any Person or combination of persons, acting jointly or in concert.

(d)	“corporation” includes a body corporate, partnership and unincorporated organization; and

(e)

“Gaming Authorities” means any Governmental Authority with regulatory, licensing or permitting authority or jurisdiction over any business or enterprise or any Gaming Facility (including the British Columbia Gaming Policy and Enforcement Branch, the Alberta Gaming and Liquor Commission, and the Alcohol and Gaming Commission of Ontario or any successor agencies responsible for regulation of gaming on behalf of the Provinces of Alberta, British Columbia or Ontario) owned, managed or operated by the Corporation.

(f)

“Gaming Facility” means any gaming or pari-mutuel wagering establishment including any casino or racino, and other property or assets related, ancillary or complementary thereto, or used in connection therewith, including any hotels, resorts, race tracks for horseracing, horse racing teletheatres, off track wagering sites, bingo facilities, facilities for casino gaming, community gaming centres, card clubs, theatres, parking facilities, recreational vehicle parks, retail shops, restaurants, pubs, golf courses, marinas vessels, barges and ships and other similarly licensed facilities, related or ancillary businesses or recreation and entertainment facilities or any other class of facilities prescribed by any Governmental Authority.

(g)

“Gaming Laws” means all applicable provisions of all: (i) constitutions, treaties, statutes or laws governing Gaming Facilities and rules, regulations, codes and ordinances of Gaming Authorities and all administrative or judicial orders or decrees or other laws pursuant to which any Gaming Authority possesses regulatory, licensing or permitting authority over gambling, gaming or Gaming Facility activities conducted by the Corporation within its jurisdiction; (ii) orders, decisions, determinations, judgments, awards, decrees, approvals, consents and waivers of any Gaming Authority; and (iii) operating or service agreements with any Crown agency, corporation or other body responsible for the conduct and management of gaming on behalf of any Governmental Authority relating to any Gaming Facility, including all amendments thereto.

(h)

“Governmental Authority” means any nation or government, any state, province territory, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign.

(i)

“ownership interest” means an interest in a corporation under all circumstances or under some circumstances that have occurred and are continuing, and includes a security currently convertible into such an interest and currently exercisable options and rights to acquire such an interest or such a convertible security.

(j)

“Person” includes an individual, corporation, body corporate, firm, partnership, society or other incorporated body, limited liability company, governmental authority, association, union, syndicate, joint venture, trust, trustee, executor, administrator or other legal representative, as the context requires.

(k)	“Significant Interest” means

(i)

in the case of the British Columbia Lottery Corporation, ownership interests (including but not limited to (i) outstanding voting shares and (ii) one or more securities issued by the Corporation if the amount paid up under the securitiy or securities is equal to or greater than 5% of the aggregate paid up capital of the Corporation) in the Corporation which, in the aggregate, are five percent (5%) or more, or such other amount as may be established by the British Columbia Lottery Corporation or the British Columbia Gaming Policy and Enforcement Branch from time to time, of the total ownership interests in the Corporation; and

(ii)

in the case of the Ontario Lottery and Gaming Corporation, shares, units, interests or other securities carrying voting rights under all circumstances, or under some circumstances that have occurred and are continuing, or that may be triggered by the holder thereof, including securities convertible into such shares, units, interests or securities and exercisable options and rights to acquire such shares, units, interests or securities, or to acquire such convertible securities (“Voting Securities”) of the Corporation or of any Control Person to which are attached, in the aggregate, more than ten percent (10%), or such other amount as may be established by the Ontario Lottery and Gaming Corporation from time to time, of the votes that may ordinarily be cast to elect directors or appoint or dismiss the managing partners or partners or the trustee or trustees of the Corporation or such Control Person, as the case may be.

(l)	“Subject Shareholders” means a Person, a group of Persons acting in concert or a group of Persons who, in the reasonable opinion of the Corporation, are acting in concert.

4.

No Person or Subject Shareholder will hold, beneficially own or control, either directly or indirectly, through any associate or affiliate, through anyone with whom such person is acting jointly or in concert, or by way of any right or entitlement whatsoever in agreement or at law, a Significant Interest, unless the Person or Subject Shareholder first obtains (i) the written consent of the British Columbia Gaming Policy and Enforcement Branch, and then obtains the written consent of the British Columbia Lottery Corporation, and/or, as applicable (ii) the written consent Ontario Lottery and Gaming Corporation; and

5.	A Person or Subject Shareholder who holds, beneficially owns or controls, either directly or indirectly, a Significant Interest will not:

(a)	dispose, in any manner whatsoever, of any portion of such Significant Interest; or

(b)	acquire, in any manner whatsoever, a greater Significant Interest,

if such disposition or acquisition would result in a change of control of the Corporation, unless the Person or Subject Shareholder has first obtained (i) the written consent of the British Columbia Gaming Policy and

Enforcement Branch, and then obtains the written consent of the British Columbia Lottery Corporation, and/or, as applicable (ii) the written consent Ontario Lottery and Gaming Corporation, to such disposition or acquisition.

Any consent required under paragraphs 4 and 5 may be subject to conditions expressly specified, designated or approved in writing by the British Columbia Lottery Corporation, British Columbia Gaming Policy and Enforcement Branch or Ontario Lottery and Gaming Corporation, and no Person or Subject Shareholder will hold, beneficially own or control, either directly or indirectly, a Significant Interest except in compliance with such conditions and any such disposition or acquisition will only be effective upon compliance with such conditions.

For the purposes hereof, each Person who is a member of a group of Persons all of whom are associates of each other will each be deemed to beneficially own all ownership interests of the Corporation which are collectively held, beneficially owned or controlled, either directly or indirectly, by the members of such group.

6.

No Person or Subject Shareholder shall acquire or dispose of, directly or indirectly, through any associate or affiliate, through anyone with whom such person is acting jointly or in concert, or by way of any right or entitlement whatsoever in agreement or at law, in one or more transactions, 5% or more, or such other amount as may be established by the Gaming Authorities from time to time, of the ownership interests of voting securities (including but not limited to (i) outstanding voting shares and (ii) one or more securities issued by the Corporation if the amount paid up under the security or securities is equal to or greater than 5% of the aggregate paid up capital of the Corporation) of the Corporation without providing advance written notice to Corporation and receiving the advance approval of the Corporation and the Gaming Authorities.

7.

If the Corporation becomes aware that a Subject Shareholder has failed, or may fail, to comply with the provisions in paragraphs 4, 5 or 6, or if the ownership of shares of the Corporation by a Subject Shareholder is inconsistent with Gaming Laws, the Corporation shall be entitled to take any of the following actions:

(a)	promptly notify the British Columbia Lottery Corporation or Ontario Lottery and Gaming Corporation, as applicable;

(b)	not issue or register the transfer of any ownership interest in the Corporation;

(c)	not distribute any funds that may be payable or become payable to the ownership interest until such contravention is remedied;

(d)	suspend all voting and participation rights attached to such ownership interest in the Corporation (to the extent permitted by applicable law);

(e)	place a stop transfer on any shares or securities of the Corporation legally or beneficially owned or controlled by the Subject Shareholder;

(f)

apply to the Supreme Court of British Columbia, or such other court of competent jurisdiction, seeking an injunction to prevent a breach or continuing breach of such provisions or Gaming Laws or for an order directing that the number of shares giving rise to the breach of such provisions or Gaming Laws be sold or otherwise disposed of in a manner that the Court may deem appropriate;

(g)

make application to the British Columbia Securities Commission, its successors or assigns, or such other Governmental Authority having jurisdiction over the affairs of the Corporation, to effect a cease trading order or such similar restriction against the Subject Shareholder until such time as the Subject Shareholder complies with such provisions or Gaming Laws; and

(h)

apply to the Supreme Court of British Columbia, or such other court of competent jurisdiction, for such other relief as may be required to give effect to the share restrictions contained in paragraphs 4, 5 and 6.

8.	The provisions of paragraphs 4, 5 and 6 shall not apply to the ownership, acquisition or disposition of the shares of the Corporation as a result of:

(a)

any transfer of shares of the Corporation occurring by operation of law including, inter alia, the transfer of voting shares of the Corporation to a surviving joint tenant, trustee in bankruptcy or committee of a shareholder;

(b)

an acquisition by one or more underwriters or portfolio managers who hold shares of the Corporation for the purposes of distribution to the public or for the benefit of a third party provided that such third party is in compliance with paragraphs 4, 5 and 6; and

(c)

shares of the Corporation held by a person who provides centralized facilities for the clearing of trades in securities of the Corporation and is acting solely as an intermediary of the payment of funds or the delivery of securities.

9.

If the Corporation becomes aware that a Subject Shareholder has contravened, or may contravene, any of the requirements of paragraphs 4, 5 or 6, the Corporation shall give the Subject Shareholder notice in writing (the “Notice”) setting out:

(a)

the number of shares of the Corporation, if known by the Corporation, that are owned or controlled, either directly or indirectly, by the Subject Shareholder giving rise to the contravention, or reasonably anticipated contravention, of the requirements of paragraphs 4, 5 or 6;

(b)	that the Subject Shareholder is, or may become, in breach of the requirements of paragraphs 4, 5 or 6;

(c)	if the Subject Shareholder is in breach of the requirements of paragraphs 4, 5 or 6, that the Subject Shareholder forthwith rectify the breach; and

(d)

that, upon failure of compliance with the requirements of paragraphs 4, 5 or 6 by the Subject Shareholder, the Corporation may take action as contemplated by paragraphs 7, 10 and 11 without further notice to the Subject Shareholder.

10.

Upon receipt of Notice from the Corporation, the Subject Shareholder shall, within 30 days of the date of the Notice, dispose of or otherwise transfer that number of shares of the Corporation giving rise to the contravention of the requirements of paragraphs 4, 5 or 6, or deposit in escrow with the Corporation, that number of shares of the Corporation giving rise to the contravention of the requirements of paragraphs 4, 5 or 6, to be held by the Corporation until such time as the Subject Shareholder’s ownership of the shares of the Corporation is in compliance with such paragraphs.

11.

If the Corporation is holding shares in escrow for a Subject Shareholder pursuant to paragraph 10 above and the British Columbia Lottery Corporation, the Ontario Lottery and Gaming Corporation or the applicable Gaming Authorities do not consent to the proposed acquisition or disposition of shares by the Subject Shareholder, the Corporation may upon written notice to the Subject Shareholder:

(a)

sell the shares it holds in escrow through the facilities of the Toronto Stock Exchange or such other exchange, market or quotation system upon which the Corporation’s shares may be listed or quoted from time to time (the “Exchange”) and distribute the proceeds of such sales to the Subject Shareholder; or

(b)

repurchase, for cancellation, the shares it holds in escrow at a price equal to the 10-day weighted average trading price of the Corporation’s shares on the Exchange and distribute the proceeds from such sale to the Subject Shareholder.

12.

At the request of the Corporation, a Subject Shareholder owning, or proposing to acquire or hold shares of the Corporation, must deliver forthwith to the Corporation, a certificate of compliance in a form prescribed by the Corporation (a “Certificate of Compliance”) certifying compliance with paragraphs 4, 5 and 6 or certifying that no breach of such paragraphs has or may occur by the acquisition of shares of the Corporation by the Subject Shareholder.

13.

If a Subject Shareholder fails to provide a Certificate of Compliance within the time period prescribed by the Corporation in the Notice, the Corporation may suspend the Subject Shareholder’s share rights as set out in paragraph 7(c) and 7(d).

14.

Delivery of the Certificate of Compliance to the Corporation shall constitute satisfactory evidence of compliance with or breach of paragraphs 4, 5 or 6 and the directors, officers, employees and agents of the Corporation shall be entitled to rely on the Certificate of Compliance and shall be exempt from liability for any action taken or not taken in reliance upon such Certificate of Compliance.

The Corporation shall have no obligation to effect any transaction with respect to the issuance, transfer of shares or otherwise deal with shares of the Subject Shareholder until a Certificate of Compliance is received and the Corporation is reasonably satisfied that no breach of paragraphs 4, 5 and 6 exists or will occur.

15.

The directors shall be divided into three classes: Class I, Class II and Class III. Class I directors shall initially serve for a term expiring at the Corporation’s first annual meeting of shareholders following the date hereof (the “Effective Date”), Class II directors shall initially serve for a term expiring at the Corporation’s second annual meeting of shareholders following the Effective Date and Class III directors shall initially serve for a term expiring at the Corporation’s third annual meeting of shareholders following the Effective Date, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of shareholders, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified; and (ii) if authorized by a resolution of the board of directors, directors may be elected to fill any vacancy on the board of directors, regardless of how such vacancy shall have been created, and directors so chosen shall serve for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been chosen expires, with each director to hold office until his or her success shall have been duly elected and qualified.

16.

Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of shareholders of the Corporation shall by given in the manner provided in the by-laws of the Corporation.

GTWY HOLDINGS LIMITED

(the “Corporation”)

BY-LAW NO. 1

By-laws regulating the business and affairs

of the Corporation

1.	Board of Directors and Board Committees

(a)

Number of Directors - Subject to any minimum and maximum number of directors specified in the Articles, the number of directors to be elected at any meeting of shareholders shall be the number of directors then in office, or such other number as has been determined from time to time by resolution of the board of directors.

(b)

Committees - The board of directors may appoint from among their numbers one or more committees of directors, however designated, and subject to the Canada Business Corporations Act and the regulations promulgated thereunder, all as amended from time to time (the “Act”), may delegate to such committee or committees any of the powers of the directors. The board of directors shall appoint a chairman of each such committee to serve at the pleasure of the board. Subject to the Act and By-laws, and unless otherwise determined by resolution of the board of directors, a majority of the members of a committee shall constitute a quorum for meetings of committees, and in all other respects, each such committee shall have the power to determine its own rules of procedure.

2.	Meetings of Shareholders

(a)

Place and Time - Meetings of shareholders of the Corporation shall be held at the registered office of the Corporation or at such other place within Canada on such date and at such time as may be determined from time to time by the board of directors. To the extent permitted by the Act, meetings of shareholders may be held entirely by means of a telephonic, electronic or other communication facility, including teleconferencing, video conferencing, computer link, webcasting and other similar means.

(b)

Executive Chairman - The Executive Chairman of the Board, if any, or, in his absence or in case of his inability or refusal or failure to act, such other person (other than a person who is an executive officer or employee of the Corporation) as may have been designated by the Executive Chairman of the Board to exercise such function in his absence, shall preside at meetings of shareholders. In the absence of all such persons or, in case of their inability or refusal or failure to act, the persons present entitled to vote shall choose another director as chairman and if no director is present, or if all the directors present refuse to act, then the persons entitled to vote shall choose one of their number to be chairman of the meeting.

(c)

Quorum - At all meetings of shareholders, except meetings at which only holders of one or more classes or one or more series of preferred shares are entitled to vote, it shall be necessary in order to constitute a quorum for two persons entitled to vote at the meeting to be present and for not less than 15 per cent of the outstanding shares of the Corporation which may be voted at the meeting to be represented in person or by proxy or by a duly authorized representative of a shareholder. At all meetings at which only holders of a particular class or series of preferred shares are entitled to vote, it shall be necessary in order to constitute a quorum for two persons entitled to vote at the meeting to be present. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the holders present or represented of a majority of the shares represented at the meeting may adjourn the meeting to a fixed time (at least 24 hours after the time fixed for the meeting) and place, but no other business may be transacted. Notwithstanding the foregoing, at such adjourned meeting the shareholder or shareholders entitled to vote then present or represented shall constitute a quorum.

(d)

Proxies - A shareholder is entitled to vote in person or by proxy or, if a body corporate or an association, by any individual duly authorized by a resolution of the directors or governing body of the body corporate or association. To the extent permitted by the Act, the directors may provide for the depositing and tabulation of proxies by telephonic, electronic or other communication means.

(e)

Procedure at Meetings - The board may determine the procedures to be followed at any meeting of shareholders including, without limitation, the rules of order. Subject to the foregoing, the chairman of a meeting may determine the procedures of the meeting in all respects.

(f)

Scrutineers - The chairman of a meeting of shareholders may, or if a ballot is to be taken shall, appoint one or more persons who need not be shareholders to act as scrutineers of the meeting or any adjournment or postponement thereof.

(g)

Addresses of Shareholders - If no address appears in the records of the Corporation, such notice or document may be sent to such address as may be considered to be the most likely to result in the notice or document reaching the shareholder. The accidental omission to give any notice or document to any shareholder shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise based thereon.

(h)	Notice of Business to be Brought before a Meeting

(i)

At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in a notice of meeting (a “Meeting Notice”) given by or at the direction of the board of directors; (B) if not specified in a Meeting Notice, otherwise brought before the meeting by the board of directors or the Executive Chairman of the board; or (C) otherwise properly brought before the meeting by a shareholder present in person who: (1)(a) was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2(h) and at the time of the meeting; (b) is entitled to vote at the meeting; and (c) has complied with this Section 2(h) in all applicable respects; or (2) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (C) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting. The only matters that may be brought before a special meeting are the matters specified in the Meeting Notice given by or at the direction of the person calling the meeting, and shareholder shall not be permitted to propose business to be brought before a special meeting. For purposes of this Section 2(h) and Section 2(i), “present in person” shall mean that the shareholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such proposing shareholder, appear at such meeting. A “qualified representative” of such proposing shareholder shall be a duly authorized officer, manager or partner of such shareholder or any other person authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting. Shareholders seeking to nominate persons for election to the board of directors must comply with Section 2(i) and Section 2(j) and this Section 2(h) shall not be applicable to nominations except as expressly provided in Section 2(i) and Section 2(j).

(ii)

Without qualification, for business to be properly brought before an annual meeting by a shareholder, the shareholder must (A) provide Timely Notice (as defined below) thereof in writing and in proper form to the Corporate Secretary of the Corporation and (B) provide an Update (as defined below) at the times and in the forms required by this Section 2(h). To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation (the “Executive Offices”) not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii)	To be in proper form for purposes of this Section 2(h), a shareholder’s notice to the Corporate Secretary shall set forth:

(A)

As to each Proposing Person (as defined below), (1) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (2) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (1) and (2) are referred to as “Shareholder Information”);

(B)

As to each Proposing Person, (1) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (2) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (3) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (4) any other material relationship between such Proposing Person, on the one hand, and the Corporation or any affiliate of the Corporation, on the other hand, (5) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation or any affiliate of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (6) a representation that such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital required to approve or adopt the proposal or otherwise solicit proxies from shareholder in support of such proposal and (7) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (1) through (7) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these By-Laws on behalf of a beneficial owner (such disclosures, “Exempt Disclosures”); and

(C)

As to each item of business that the shareholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (2) the text of the proposal or business (including the text of any resolutions proposed for consideration), (3) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder, and (4) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (C) shall not include any Exempt Disclosures.

For purposes of this Section 2(h), the term “Proposing Person” shall mean (A) the shareholder providing the notice of business proposed to be brought before an annual meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (C) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such shareholder in such solicitation (a “Participant”).

(iv)

A Proposing Person shall update and supplement its notice (an “Update”) to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2(h) shall be true and correct as of the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such Update shall be delivered to, or mailed and received by, the Corporate Secretary at the Executive Offices not later than five (5) business days after the record date for shareholders entitled to vote at the meeting (in the case of an Update required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of an Update required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof) (such Updates within such time periods, “Timely Updates”). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these By-Laws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the shareholders.

(v)

Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2(h). The presiding officer of the meeting shall, if the facts warrant, determine that any business was not properly brought before the meeting in accordance with this Section 2(h), and if he or she should so determine, he or she shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted.

(vi)

This Section 2(h) is expressly intended to apply to any business proposed to be brought before an annual meeting other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2(h) with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2(h) shall be deemed to affect the rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(vii)

For purposes of these By-Laws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(i)	Notice of Nominations for Election to the Board of Directors.

(i)

Nominations of any person for election to the board of directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (A) by or at the direction of the board of directors, including by any committee or persons authorized to do so by the board of directors or these By-Laws, or (B) by a shareholder present in person (as defined in Section 2(h)) (1) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2(i) and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) has complied with this Section 2(i) and Section 2(j) as to such notice and nomination. The foregoing clause (B) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the board of directors at an annual meeting or special meeting.

(ii)

(A)

Without qualification, for a shareholder to make any nomination of a person or persons for election to the board of directors (a “Nominee”) at an annual meeting or, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling a special meeting, a special meeting, the shareholder must (1) provide Timely Notice (as defined in Section 2(h) or below, as applicable) thereof in writing and in proper form to the Corporate Secretary of the Corporation, (2) provide the information, agreements and questionnaires with respect to such Shareholder and its Nominee as required by this Section 2(i) and Section 2(j) and (3) provide an Update at the times and in the forms required by this Section 2(i) and Section 2(j). To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the Executive Offices not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2(h)) of the date of such special meeting was first made.

(B)

In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(C)

In no event may a Nominating Person (as defined below) provide Timely Notice in respect of a greater number of Nominees than are, based on these By-Laws and the Articles of Incorporation, subject to election at the applicable meeting by the holders of the class of shares that the Nominating Person beneficially owns. If the Corporation shall, subsequent to such notice, increase the number of directors subject to election at the meeting, such notice as to any additional nominees shall be due on the later of (1) the conclusion of the time period for Timely Notice set forth in Section 2(h), (2) the date set forth in the last sentence of clause (ii)(a) of this Section 2(i) or (3) the tenth day following the date of public disclosure (as defined in Section 2(h)) of such increase.

(iii)	To be in proper form for purposes of this Section 2(i), a shareholder’s notice to the Corporate Secretary shall set forth:

(A)

As to each Nominating Person, the Shareholder Information (as defined in Section 2(h)(iii)(A), except that for purposes of this Section 2(i) the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2(h)(iii)(A));

(B)

As to each Nominating Person, any Disclosable Interests (as defined in Section 2(h)(iii)(B), except that for purposes of this Section 2(i) the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2(h)(iii)(B) and the disclosure with respect to the business to be brought before the meeting in Section 2(h)(iii)(B) shall be made with respect to the election of directors at the meeting); and

(C)

As to each Nominee, (1) all information with respect to such Nominee that would be required to be set forth in a shareholder’s notice pursuant to this Section 2(i) and Section 2(j) if such Nominee were a Nominating Person, (2) all information relating to such Nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (3) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and Nominee or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (1) through (3) are referred to as “Nominee Information”), and (4) a completed and signed questionnaire, representation and agreement as provided in Section 2(j)(i).

For purposes of this Section 2(i), the term “Nominating Person” shall mean (A) the shareholder providing the notice of the nomination proposed to be made at the meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (C) any Participant.

(iv)

A Nominating Person shall provide Timely Updates as defined in Section 2(h)(iv), except that for purposes of this Section 2(i) an Update shall be made with respect to its intent to submit a Nominee pursuant to this Section 2(i) rather than propose business at an Annual meeting pursuant to Section 2(h).

(v)

In addition to the requirements of this Section 2(i) with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(j)	Additional Requirements for Directors.

(i)

To be eligible to be a candidate for election as a director of the Corporation (a “Nominee”) at an annual meeting or special meeting, a Nominee must be nominated in the manner prescribed in Section 2(i) and Nominee, whether nominated by the board of directors or by a shareholder, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such Nominee given by or on behalf of the board of directors, including pursuant to Section 2(i) of these By-Laws), to the Corporate Secretary at the Executive Offices, (A) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, share ownership and independence of such Nominee and (B) a written representation and agreement (in form provided by the Corporation) that such Nominee (1) is not and, if elected as a director during his or her term of office, will not become a party to (a) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2b) any Voting Commitment that could limit or interfere with such Nominee’s ability to comply, if elected as a director of the Corporation, with such Nominee’s fiduciary duties under applicable law, (2) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein, (3) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any Nominee, the secretary of the Corporation shall provide to such Nominee all such policies and guidelines then in effect), and (4) if elected as director of the Corporation, intends to serve the entire term until the next meeting at which such Nominee would face re-election.

(ii)

The board of directors may also require any Nominee to furnish such other information as may reasonably be requested by the board of directors in writing prior to the meeting of shareholders at which such Nominee’s nomination is to be acted upon in order for the board of directors to determine the eligibility of such Nominee to be an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines.

(iii)

A Nominee shall provide Timely Updates as defined in Section 2(h)(iv), except that for purposes of this Section 2(j) an Update shall be made with respect to the information provided or required to be provided pursuant to this Section 2(j) rather than pursuant to Section 2(h).

(iv)

No Nominee shall be eligible for nomination as a director of the Corporation unless such Nominee and the Nominating Person seeking to nominate such Nominee has complied with Section 2(i) and this Section 2(j), as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with Section 2(i) and this Section 2(j), and if he or she should so determine, he or she shall so declare such determination at the meeting, the defective nomination shall be disregarded and any ballots cast for the Nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots cast for the Nominee in question) shall be void and of no force or effect.

(v)

Notwithstanding anything in these By-Laws to the contrary, no Nominee shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with Section 2(i) and this Section 2(j).

3.	Meetings of Directors

(a)	Place, Time and Notice - Subject to the provisions of any resolution of the board of directors, meetings of the board of directors will be held on such day and at such time and place as the Chief

Executive Officer or Executive Chairmen of the Corporation or any two directors may determine. Notice of meetings of the board will be given to each director not less than 72 hours before the time when the meeting is to be held. Each newly elected board may without notice hold its first meeting for the purposes of organization and the appointment of officers immediately following the meeting of shareholders at which such board was elected. To the extent permitted by the Act, meetings of the board of directors may be held entirely by means of a telephonic, electronic or other communication facility, including teleconferencing, video conferencing, computer link, webcasting and other similar means.

(b)

Chairman - Subject to the provisions of any resolution of the board of directors, the Chairman of the Board, if any, or, in his absence or in case of his inability or refusal or failure to act, such other director (other than a director who is an executive officer or employee of the Corporation), if any, designated from time to time by the Chairman of the Board to exercise such function in his absence, shall preside at meetings of the board of directors, and the chairman of a committee, if any, or, in case of his absence or inability or refusal or failure to act, that one member of the applicable committee (who is a director other than a director who is an executive officer or employee of the Corporation), if any, designated by the chairman of the committee to exercise such function in his absence, shall preside at meetings of the committee. If the Chairman of the Board or committee chairman, as applicable, and such designated director, if any, be absent or unable or refuse or fail to act, the directors present may choose a chairman from among their number. The chairman at any meeting of directors or a committee may vote as a director.

(c)	Quorum - A majority of the directors in office shall constitute a quorum for a meeting of the board of directors.

(d)

Voting - Questions arising at a meeting of the directors or any committee shall be decided by a majority of the votes cast. In case of an equality of votes, the chairman of the meeting shall not have a casting vote in addition to the vote to which he is entitled as a director.

4.	Indemnification of Directors and Officers

(a)

Indemnity - Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or a person who acts or acted at the Corporation’s request as a director or officer, or in a similar capacity, of another entity, and his heirs and representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal, administrative, investigative or other proceeding to which he is involved by reason of that association with the Corporation or such other entity, if

(i)

he or she acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he acted as a director or officer or in a similar capacity at the Corporation’s request; and

(ii)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

(b)

Insurance - The Corporation may purchase and maintain insurance for the benefit of any person referred to in clause 4(a) hereof against such liability as the board of directors may from time to time determine and as permitted by the Act.

5.	Delegation

Without limit to the powers of the board of directors as provided in the Act, but subject to any limitations as provided in the Act, the board of directors may from time to time on behalf of the Corporation delegate to one or more persons whether or not directors or officers of the Corporation all or any of their powers to such extent and in such manner as the board of directors shall determine at the time of each such delegation.

6.	Execution of Documents

Contracts, documents or instruments in writing requiring execution by the Corporation will be signed by hand by any one officer or director of the Corporation (whether under the corporate seal of the Corporation, if any, or otherwise) and all contracts, documents or instruments in writing so signed will be binding upon the Corporation without any further authorization or formality. The board is authorized from time to time by resolution

(a)

to appoint any officer or any other person on behalf of the Corporation to sign by hand (whether under the corporate seal of the Corporation, if any, or otherwise) and deliver either contracts, documents or instruments in writing generally or to sign either by hand or by electronic transmission or mechanical signature or otherwise (whether under the corporate seal of the Corporation, if any, or otherwise) and deliver specific contracts, documents or instruments in writing, and

(b)

to delegate to any two officers of the Corporation the powers to designate, direct or authorize from time to time in writing one or more officers or other persons on the Corporation’s behalf to sign either by hand or by electronic transmission or mechanical signature or otherwise (whether under the corporate seal of the Corporation, if any, or otherwise) and deliver contracts, documents or instruments in writing of such type and on such terms and conditions as such two officers see fit.

Contracts, documents or instruments in writing that are to be signed by hand may be signed electronically. The term “contracts, documents or instruments in writing” as used in this by-law includes without limitation deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds (including specifically but without limitation transfers and assignments of shares, warrants, bonds, debentures or other securities), proxies for shares or other securities and all paper writings.

7.	Notices

(a)

Method of Giving Notices - Subject to the Act, any notice (which term includes any communication or other document) to be given (which term includes sent, delivered or served) pursuant to the Act the Articles, the by-laws or otherwise to a shareholder, director, officer or auditor may be given and, if so given, shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary mail (except in the event of an actual or threatened stoppage or slow-down in mail delivery, in which case an alternate method of giving notice shall be used) or if sent to him at his recorded address (which term shall include his recorded facsimile number or electronic mail address) by means of any prepaid transmitted or recorded communication, including by means of telecopy, facsimile or otherwise by electronic means. A notice so delivered shall be deemed to have been given and received when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box and shall be deemed to have been received at the time it would be delivered in the ordinary course of mail, unless there are reasonable grounds for believing that the person to whom it is delivered or mailed did not receive the document within that time or at all. A notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or transmitted by or on behalf of the Corporation, and shall be deemed to have been received at the same time, unless there are reasonable grounds for believing that the person to whom it is sent did not receive the notice within that time or at all. Notwithstanding the foregoing, any notice so delivered (other than by prepaid ordinary mail), dispatched or transmitted to the recorded address after 5:00 p.m. local time at the place of delivery or on a Saturday, Sunday or banking holiday (a “non-business day”) at the place of delivery, shall be deemed to have been received at 8:00 a.m. local time on the first day thereafter that is not a non-business day. The corporate secretary may change or cause to be changed the recorded address of any shareholder, director, officer or auditor in accordance with any information believed by him to be reliable. Nothing in this section shall be construed as precluding the giving of notice by the Corporation in any other manner.

(b)

Persons Entitled by Death or Operation of Law - Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

8.	Miscellaneous

(a)

Invalidity of any provisions of this by-law. The invalidity or unenforceability of any provision of this by-law will not affect the validity or enforceability of the remaining provisions of this by-law.

(b)

Omissions and errors. The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting its substance will not invalidate any action taken at any meeting to which the notice related or otherwise founded on the notice.

9.	Interpretation

In this by-law and all other by-laws of the Corporation words importing the singular number only include the plural and vice versa; words importing any gender include all genders; words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities; “board” means the board of directors of the Corporation; “Canada Business Corporations Act “ means the Canada Business Corporations Act, R.S.C. 1985, Chapter C-44, c. B.16 as from time to time amended, re-enacted or replaced; “meeting of shareholders”; and terms that are not otherwise defined in this by-law have the meanings attributed to them in the Canada Business Corporations Act means an annual meeting of shareholders and/or a special meeting of shareholders.

10.	Repeal of Previous By-laws

All previous by-laws of the Corporation are repealed as of the coming into force of this by-law. The repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, the repealed by-laws before their repeal.

This By-law No. 1 was made by the directors of the Corporation                     , 2019 and confirmed by the shareholders of the Corporation on                     , 2019.

ADOPTED by the Board of Directors on the      day of                     , 2019.

GTWY HOLDINGS LIMITED

By:
Name: Gabriel de Alba Title: Executive Chairman

[Form of Proxy Card]

LEISURE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[●], 2020

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated [●], 2020, in connection with the Special Meeting to be held on [●], 2020 at [●]:00 a.m., local time, at the offices of Proskauer Rose LLP, located at Eleven Times Square, New York, New York 10036, and hereby appoints A. Lorne Weil, Daniel B. Silvers and George Peng, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Leisure Acquisition Corp. (“LACQ”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BUSINESS COMBINATION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL (IF PRESENTED), CONSISTING OF PROPOSALS 1 AND 2, RESPECTIVELY.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [●], 2020: The Notice of Special Meeting and Proxy Statement are available through the Investors link of LACQ’s website at www.leisureacq.com.

Proposal 1 – Business Combination Proposal

To consider and vote upon a proposal to approve the business combination, including the Agreement and Plan of Merger, dated as of December 27, 2019 (the “Merger Agreement”), by and among Leisure Acquisition Corp., GTWY Holdings Limited and GTWY Merger Sub Corp., and the related agreements and transactions contemplated thereby, including adoption of the amended and restated articles of incorporation of GTWY Holdings Limited.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2 – Adjournment Proposal

To consider and vote upon a proposal to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Business Combination Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:	, 2020

Shareholder’s Signature

Shareholder’s Signature (if held jointly)

Signature(s) should agree with name(s) printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Until                     , 2020, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.